UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1. Reports to Stockholders

Fidelity's
Broadly Diversified International Equity
Funds

Fidelity® Diversified International Fund
Fidelity International Capital Appreciation Fund
Fidelity Overseas Fund
Fidelity Worldwide Fund

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Fidelity Diversified International Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
Fidelity International Capital Appreciation Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
Fidelity Overseas Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
Fidelity Worldwide Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
	<Click Here>	Report of Independent Registered Public Accounting Firm
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Diversified International	.96%
Actual		$ 1,000.00	$ 1,062.30	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class K	.78%
Actual		$ 1,000.00	$ 1,063.00	$ 4.06
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Class F	.73%
Actual		$ 1,000.00	$ 1,063.80	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International Fund	11.15%	3.34%	5.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Fidelity Diversified International Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Retail Class shares gained 11.15%, solidly outperforming the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. The fund was helped most by strong security selection in the consumer discretionary, materials, technology, financials and health care groups. In terms of countries, my picks in Germany were particularly productive, while underweighting Japan and overweighting China also aided results. Individual contributors included Danish pharmaceutical company Novo Nordisk, German automakers Volkswagen - since sold - and BMW, two out-of-benchmark positions - Chinese Internet search provider Baidu and Taiwanese smart phone manufacturer HTC - German medical equipment company Fresenius and French holding company PPR. Conversely, underweighting industrials hurt, as did overweighting energy. Geographically, unfavorable stock selection in the United Kingdom and China curtailed results. At the issuer level, detractors included out-of-index energy company Transocean, Spanish telecommunications company Telefonica, an out-of-benchmark investment in Canadian energy firm Petrobank Energy & Resources, not owning French luxury goods company and index component Richemont and a since-sold position in Swiss pharmaceutical firm Actelion.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom	18.4%
Japan	11.8%
United States of America	10.4%
Germany	8.1%
Switzerland	7.7%
France	7.0%
Canada	4.3%
Spain	3.9%
Netherlands	3.2%
Other	25.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	17.1%
Japan	15.1%
United States of America	10.7%
France	9.5%
Switzerland	8.0%
Germany	7.6%
Spain	4.2%
Canada	4.0%
Australia	2.8%
Other	21.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.9	96.9
Short-Term Investments and Net Other Assets	4.1	3.1
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	1.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	0.9
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.9	1.4
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	1.7	1.3
Banco Santander SA sponsored ADR (Spain, Commercial Banks)	1.5	1.2
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.5	2.0
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.4	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
Siemens AG (Germany, Industrial Conglomerates)	1.1	0.7
	16.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	21.3
Consumer Discretionary	13.8	10.3
Energy	11.4	10.6
Materials	10.2	8.8
Information Technology	9.5	10.6
Consumer Staples	9.2	8.9
Industrials	8.2	9.5
Health Care	7.3	9.4
Telecommunication Services	5.4	5.3
Utilities	0.4	2.2

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR	45,100	$ 1,075,184
Australia - 3.1%
AMP Ltd.	14,831,137	77,586,587
BHP Billiton Ltd. sponsored ADR (d)	7,059,600	583,052,364
Centamin Egypt Ltd. (United Kingdom) (a)	173,900	482,002
Newcrest Mining Ltd.	7,469,169	292,394,171
QBE Insurance Group Ltd.	4,150,000	69,846,106
Westfield Group unit	4,650,000	56,395,512
TOTAL AUSTRALIA		1,079,756,742
Bahamas (Nassau) - 0.0%
Petrominerales Ltd.	19,000	486,783
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	50,499,100	211,895,783
Bailiwick of Jersey - 1.7%
Experian PLC	16,227,900	188,626,591
Informa PLC	13,102,770	91,527,749
Randgold Resources Ltd. sponsored ADR	888,300	83,429,136
Shire PLC	2,291,500	53,768,144
WPP PLC	15,153,311	176,073,094
TOTAL BAILIWICK OF JERSEY		593,424,714
Belgium - 1.3%
Ageas	25,335,700	77,874,672
Anheuser-Busch InBev SA NV	6,035,621	378,215,859
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	22,288
Telenet Group Holding NV	35,000	1,461,023
TOTAL BELGIUM		457,573,842
Bermuda - 0.7%
Central European Media Enterprises Ltd. Class A (a)	19,000	437,950
China Green (Holdings) Ltd.	471,000	483,077
GP Investments, Ltd. unit (a)	121,051	512,325
Huabao International Holdings Ltd.	77,697,000	117,078,015
Li & Fung Ltd.	23,006,000	121,541,132
Sihuan Pharmaceutical Holdings Group Ltd.	1,715,000	1,245,664
Vtech Holdings Ltd.	93,100	968,684
TOTAL BERMUDA		242,266,847
Brazil - 1.6%
Banco Bradesco SA	124,600	2,006,842
Banco do Brasil SA	5,700,000	110,904,068
Banco Santander (Brasil) SA ADR	5,000,000	72,000,000
BM&F Bovespa SA	11,250,000	94,234,952
Drogasil SA	2,204,300	55,755,366
Estacio Participacoes SA	2,189,965	32,710,446
Fleury SA	40,400	522,455

	Shares	Value
Hypermarcas SA (a)	29,700	$ 488,831
Itau Unibanco Banco Multiplo SA ADR	4,088,800	100,420,928
Mills Estruturas e Servicos de Engenharia SA (a)	1,727,100	20,842,560
Porto Seguro SA	33,400	490,830
Souza Cruz Industria Comerico	875,000	44,958,706
Tractebel Energia SA	64,300	978,938
Weg SA	1,248,292	16,120,959
TOTAL BRAZIL		552,435,881
British Virgin Islands - 0.0%
HLS Systems International Ltd. (a)	40,900	516,976
Canada - 4.3%
Agnico-Eagle Mines Ltd. (Canada)	1,250,000	96,945,779
Barrick Gold Corp.	1,500,000	72,242,377
Canadian Natural Resources Ltd.	4,000,000	145,622,120
Fairfax Financial Holdings Ltd. (sub. vtg.)	170,000	69,538,484
Goldcorp, Inc.	1,475,000	65,860,869
InterOil Corp. (a)(d)	560,000	39,860,800
Ivanhoe Mines Ltd. (a)	1,958,400	46,890,997
Loblaw Companies Ltd. (d)	787,000	33,628,258
Niko Resources Ltd.	2,242,600	213,947,426
Open Text Corp. (a)	1,445,400	63,943,963
OZ Optics Ltd. unit (a)(g)	102,000	451,860
Painted Pony Petroleum Ltd. (a)(e)(f)	1,386,600	9,544,006
Painted Pony Petroleum Ltd. Class A (a)(e)	3,125,000	21,509,462
Petrobank Energy & Resources Ltd. (a)(e)	5,625,000	223,863,859
Silver Wheaton Corp. (a)	2,126,900	61,143,944
Suncor Energy, Inc.	3,100,000	99,331,307
Talisman Energy, Inc.	8,454,900	153,280,813
Uranium One, Inc. (a)	20,200,000	82,590,450
TOTAL CANADA		1,500,196,774
Cayman Islands - 0.6%
A8 Digital Music Holdings Ltd.	1,206,000	486,990
BaWang International (Group) Holding Ltd.	15,728,000	6,614,840
Belle International Holdings Ltd.	9,507,000	17,171,166
China Lodging Group Ltd. ADR	19,300	469,183
Consolidated Water Co., Inc.	100,800	1,031,184
Fook Woo Group Holdings Ltd.	1,396,000	493,474
Hengan International Group Co. Ltd.	7,325,500	68,990,357
Hengdeli Holdings Ltd.	74,000,000	41,051,443
Hua Han Bio-Pharmaceutical Holdings Ltd.	1,504,000	506,427
Lijun International Pharmaceutical Holding Ltd.	69,995,000	24,020,216
Microport Scientific Corp.	1,375,000	1,401,387
Silver Base Group Holdings Ltd.	25,672,000	18,745,818
Want Want China Holdings Ltd.	36,665,000	33,820,964
Wasion Group Holdings Ltd.	686,000	499,150
TOTAL CAYMAN ISLANDS		215,302,599
Common Stocks - continued
	Shares	Value
China - 1.5%
Agricultural Bank of China (H Shares)	169,770,000	$ 89,580,300
Baidu.com, Inc. sponsored ADR (a)	1,065,700	117,237,657
China Merchants Bank Co. Ltd. (H Shares)	75,991,000	215,681,600
China Resources Land Ltd.	458,000	902,853
Minth Group Ltd.	4,366,000	8,167,328
NetEase.com, Inc. sponsored ADR (a)	1,279,400	53,478,920
Tingyi (Cayman Islands) Holding Corp.	7,700,000	20,960,490
Xinhua Winshare Publishing and Media Co. Ltd.	911,000	541,811
TOTAL CHINA		506,550,959
Colombia - 0.0%
BanColombia SA sponsored ADR	7,400	499,130
Denmark - 2.4%
Carlsberg AS Series B	1,980,450	216,555,709
Novo Nordisk AS Series B	4,627,712	485,827,751
Pandora A/S	1,108,600	53,784,404
William Demant Holding AS (a)	1,250,000	93,695,770
TOTAL DENMARK		849,863,634
Egypt - 0.0%
Commercial International Bank Ltd.	64,500	485,865
Finland - 0.2%
Nokia Corp.	67,000	719,358
Nokia Corp. sponsored ADR (d)	8,000,000	85,440,000
TOTAL FINLAND		86,159,358
France - 7.0%
Accor SA	425,000	17,424,607
Alstom SA	699,330	35,283,980
Atos Origin SA (a)	1,499,892	69,341,397
AXA SA sponsored ADR	9,441,700	172,122,191
BNP Paribas SA	3,958,600	289,455,595
Cap Gemini SA	2,023,500	103,205,785
Carrefour SA	49,000	2,644,061
Casino Guichard Perrachon et Compagnie	16,017	1,504,363
Danone	36,500	2,309,581
Dassault Aviation SA	36,265	30,024,256
Essilor International SA	1,868,672	124,755,853
Euler Hermes SA (a)	440,000	41,417,901
Iliad Group SA (d)	725,000	81,612,022
Lafarge SA (Bearer)	17,200	982,687
LVMH Moet Hennessy - Louis Vuitton	1,943,198	304,454,959
Pernod-Ricard SA	805,100	71,371,535
PPR SA	1,535,200	251,638,947
Sanofi-Aventis	2,590,429	181,443,991
Schneider Electric SA	767,042	108,864,661
SEB SA	5,400	517,477
Societe Generale Series A	4,207,250	251,876,010

	Shares	Value
Technip SA	1,401,500	$ 117,767,577
Vallourec SA (d)	1,633,946	169,538,935
TOTAL FRANCE		2,429,558,371
Germany - 6.6%
adidas AG	18,300	1,193,476
BASF AG	1,967,023	143,091,101
Bayerische Motoren Werke AG (BMW)	5,114,261	366,557,445
Daimler AG (Germany) (a)	3,665,693	241,922,812
Deutsche Boerse AG	1,721,100	121,082,332
ElringKlinger AG	310,500	10,345,323
Fresenius Medical Care AG & Co. KGaA	2,706,700	172,380,701
Fresenius SE	2,317,000	204,433,185
GFK AG	1,600,000	67,546,549
HeidelbergCement AG	1,700,000	88,906,002
Kabel Deutschland Holding AG	44,300	1,994,402
Linde AG	1,520,355	218,848,266
Metro AG	1,000,000	70,073,422
Munich Re Group	602,751	94,227,707
Rheinmetall AG	553,250	39,845,869
SAP AG	1,153,350	60,132,938
Siemens AG	25,416	2,902,767
Siemens AG sponsored ADR	3,300,000	377,223,000
Symrise AG	90,000	2,733,156
TOTAL GERMANY		2,285,440,453
Greece - 0.0%
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	39,200	997,248
Hong Kong - 0.8%
AIA Group Ltd.	18,365,200	54,612,851
China Insurance International Holdings Co. Ltd. (a)	281,000	1,033,188
China Mobile (Hong Kong) Ltd.	145,000	1,480,786
China Travel International Investment HK Ltd. (a)	4,062,000	969,482
Henderson Land Development Co. Ltd.	11,788,155	83,720,424
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	2,171,600	840,484
Hopewell Holdings Ltd.	309,500	974,269
Swire Pacific Ltd. (A Shares)	4,577,000	64,953,395
Wharf Holdings Ltd.	10,294,000	67,597,433
TOTAL HONG KONG		276,182,312
India - 1.0%
Adani Enterprises Ltd.	31,720	504,121
Bajaj Holdings & Investment Ltd.	51,421	1,014,557
CESC Ltd. GDR	113,611	951,692
Cipla Ltd.	131,491	1,047,033
DB Corp. Ltd.	83,211	517,100
Grasim Industries Ltd.	3,416	179,604
HDFC Bank Ltd.	1,971,144	101,606,011
Housing Development Finance Corp. Ltd.	4,336,280	67,277,153
Common Stocks - continued
	Shares	Value
India - continued
Infrastructure Development Finance Co. Ltd.	11,302,606	$ 51,011,537
Jyothy Laboratories Ltd.	78,521	488,929
KPIT Cummins Infosystems Ltd.	128,981	457,144
Larsen & Toubro Ltd.	844,293	38,625,096
Motherson Sumi Systems Ltd.	116,901	483,428
Oracle Finance Services Software Ltd. (a)	9,100	453,758
Reliance Industries Ltd.	61,982	1,532,945
Rural Electrification Corp. Ltd.	117,280	980,707
Shriram Transport Finance Co. Ltd.	1,091,429	21,703,001
State Bank of India	1,012,201	71,946,768
TOTAL INDIA		360,780,584
Indonesia - 0.1%
PT Bank Rakyat Indonesia Tbk	827,500	1,055,495
PT Perusahaan Gas Negara Tbk Series B	80,497,000	36,476,926
PT Semen Gresik (Persero) Tbk	907,500	995,076
TOTAL INDONESIA		38,527,497
Ireland - 0.4%
CRH PLC	4,883,800	84,338,043
Ingersoll-Rand Co. Ltd.	1,186,300	46,633,453
TOTAL IRELAND		130,971,496
Italy - 2.2%
Fiat SpA	13,462,200	227,780,856
Impregilo SpA (a)	151,300	484,211
Intesa Sanpaolo SpA	30,390,000	106,878,284
Intesa Sanpaolo SpA (Risparmio Shares)	18,000,000	49,315,771
Mediaset SpA	12,409,400	91,515,417
Saipem SpA	6,774,150	300,968,702
TOTAL ITALY		776,943,241
Japan - 11.8%
Canon, Inc. sponsored ADR (d)	4,439,100	204,198,600
Denso Corp.	5,225,000	162,487,556
eAccess Ltd.	42,870	31,272,138
Fanuc Ltd.	710,500	102,858,849
Fast Retailing Co. Ltd.	752,400	98,557,803
Honda Motor Co. Ltd.	4,770,000	171,952,704
Hoya Corp.	2,000,000	46,775,194
Itochu Corp.	8,481,700	74,336,019
Japan Tobacco, Inc.	61,388	190,713,128
JSR Corp.	4,543,500	78,651,613
Keyence Corp.	731,100	181,253,194
Komatsu Ltd.	4,298,900	105,071,267
Mazda Motor Corp.	32,330,000	82,165,026
Mitsubishi Corp.	5,819,600	139,784,919
Mitsubishi UFJ Financial Group, Inc.	47,105,400	218,616,347
Mitsui & Co. Ltd.	13,129,900	206,499,314
Murata Manufacturing Co. Ltd.	641,400	36,067,291

	Shares	Value
Nintendo Co. Ltd.	473,100	$ 122,581,517
Nippon Electric Glass Co. Ltd.	409,000	5,257,211
Nitori Holdings Co. Ltd.	441,400	38,835,739
NSK Ltd.	11,469,000	86,710,755
NTT DoCoMo, Inc.	46,000	77,541,081
ORIX Corp.	4,020,290	366,707,190
Rakuten, Inc.	196,702	151,553,667
Ricoh Co. Ltd.	5,500,000	76,937,398
ROHM Co. Ltd.	1,346,800	84,018,091
SOFTBANK CORP.	10,973,000	352,398,190
Sony Financial Holdings, Inc.	16,100	56,020,875
Sumitomo Corp.	2,944,600	37,281,016
Sumitomo Mitsui Financial Group, Inc.	5,251,900	156,757,373
Tokai Carbon Co. Ltd.	5,950,000	35,083,044
Tokyo Electron Ltd.	2,698,100	152,235,861
Toyota Motor Corp. sponsored ADR (d)	1,162,100	82,299,922
Yahoo! Japan Corp.	299,774	104,640,393
TOTAL JAPAN		4,118,120,285
Korea (South) - 1.9%
Amorepacific Corp.	106,907	98,873,512
Cheil Worldwide, Inc.	84,120	916,380
Grand Korea Leisure Co. Ltd.	51,900	1,056,923
Hynix Semiconductor, Inc. (a)	48,350	995,378
Hyundai Mipo Dockyard Co. Ltd.	6,050	1,011,472
Hyundai Mobis	4,420	1,100,578
Korea Investment Holdings Co. Ltd.	30,660	966,560
KT Corp.	37,160	1,465,083
LG Corp.	20,438	1,463,103
NCsoft Corp.	405,877	89,332,631
NHN Corp. (a)	744,844	132,144,381
Samchully Co. Ltd.	9,630	1,053,348
Samsung Electronics Co. Ltd.	355,464	235,500,794
Shinhan Financial Group Co. Ltd.	2,186,480	84,678,693
Yuhan Corp.	6,340	899,271
TOTAL KOREA (SOUTH)		651,458,107
Luxembourg - 0.3%
Millicom International Cellular SA	9,900	936,540
SES SA FDR (France) unit	4,182,920	107,181,268
TOTAL LUXEMBOURG		108,117,808
Malaysia - 0.0%
Berjaya Sports Toto Bhd	749,300	1,004,365
Parkson Holdings Bhd	517,400	986,237
Top Glove Corp. Bhd	269,500	476,455
TOTAL MALAYSIA		2,467,057
Mexico - 0.2%
Banco Compartamos SA de CV	69,200	490,208
Wal-Mart de Mexico SA de CV Series V	23,500,000	64,275,131
TOTAL MEXICO		64,765,339
Common Stocks - continued
	Shares	Value
Netherlands - 3.2%
AEGON NV (a)	13,650,000	$ 86,488,759
Gemalto NV	1,700,000	77,398,015
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	219,000	2,342,425
sponsored ADR (a)	20,112,800	216,815,984
Koninklijke Ahold NV	5,271,802	72,841,008
Koninklijke KPN NV	9,835,116	164,220,867
Koninklijke Philips Electronics NV	47,250	1,440,873
Koninklijke Philips Electronics NV unit	6,500,600	197,943,270
LyondellBasell Industries NV Class A (a)	2,653,300	71,267,638
Randstad Holdings NV (a)	2,062,625	98,155,353
Reed Elsevier NV	170,500	2,226,793
Wolters Kluwer NV (Certificaten Van Aandelen)	4,925,000	112,010,508
TOTAL NETHERLANDS		1,103,151,493
Netherlands Antilles - 0.4%
Schlumberger Ltd.	1,953,000	136,495,170
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	74,000	537,240
Norway - 1.2%
DnB NOR ASA	12,195,600	167,345,287
Pronova BioPharma ASA (a)(d)	13,000,000	21,743,212
Storebrand ASA (A Shares) (a)	4,980,000	36,215,555
Telenor ASA	11,802,200	190,247,604
TOTAL NORWAY		415,551,658
Philippines - 0.0%
Manila Water Co., Inc.	2,331,300	1,014,034
Pepsi-Cola Products Philippines, Inc.	8,284,000	503,992
Universal Robina Corp.	480,000	486,154
TOTAL PHILIPPINES		2,004,180
Poland - 0.0%
Telekomunikacja Polska SA	154,000	980,548
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	9,000,000	41,239,492
Russia - 0.2%
Mobile TeleSystems OJSC sponsored ADR	45,300	980,745
OJSC MMC Norilsk Nickel sponsored ADR	2,000,000	37,300,000
Sberbank (Savings Bank of the Russian Federation) GDR	5,300	1,991,165
Uralkali JSC GDR (Reg. S)	725,000	17,943,750
TOTAL RUSSIA		58,215,660
Singapore - 0.0%
SIA Engineering Co. Ltd.	288,000	965,711
Straits Asia Resources Ltd.	558,000	987,267
TOTAL SINGAPORE		1,952,978

	Shares	Value
South Africa - 0.5%
African Bank Investments Ltd.	188,900	$ 969,167
African Rainbow Minerals Ltd.	38,200	974,543
AngloGold Ashanti Ltd.	21,000	984,902
AngloGold Ashanti Ltd. sponsored ADR	1,750,000	82,442,500
Aveng Ltd.	165,600	1,040,164
City Lodge Hotels Ltd.	44,000	513,487
Harmony Gold Mining Co. Ltd.	90,300	1,036,985
Illovo Sugar Ltd.	262,700	975,039
Impala Platinum Holdings Ltd.	1,232,700	34,842,664
Mr Price Group Ltd.	124,400	1,130,514
Naspers Ltd. Class N	690,100	36,235,656
Shoprite Holdings Ltd.	728,800	10,301,964
Standard Bank Group Ltd.	61,700	909,859
Sun International Ltd.	71,000	993,283
TOTAL SOUTH AFRICA		173,350,727
Spain - 3.9%
Banco Bilbao Vizcaya Argentaria SA	6,400,000	84,295,123
Banco Santander SA sponsored ADR	40,900,000	523,929,000
Enagas SA	1,662,431	36,629,358
Gestevision Telecinco SA	3,503,300	44,681,196
Inditex SA (d)	2,314,910	193,297,103
Obrascon Huarte Lain SA	30,400	994,475
Prosegur Compania de Seguridad SA (Reg.)	1,216,300	72,875,633
Red Electrica Corporacion SA	1,450,000	72,825,363
Telefonica SA	12,400,723	335,014,393
TOTAL SPAIN		1,364,541,644
Sweden - 0.9%
H&M Hennes & Mauritz AB (B Shares)	5,753,543	202,703,547
Swedbank AB (A Shares) (a)	8,311,300	115,994,481
TOTAL SWEDEN		318,698,028
Switzerland - 7.7%
Adecco SA (Reg.)	24,000	1,340,986
Bank Sarasin & Co. Ltd. Series B (Reg.)	32,400	1,184,944
Clariant AG (Reg.) (a)	5,152,500	87,100,726
Kuehne & Nagel International AG	1,440,840	178,138,089
Lonza Group AG	609,718	53,362,326
Nestle SA	14,605,918	799,775,457
Novartis AG	72,700	4,211,153
Novartis AG sponsored ADR (d)	3,011,300	174,504,835
Roche Holding AG (participation certificate)	983,512	144,376,984
Schindler Holding AG:
(participation certificate)	14,300	1,532,636
(Reg.)	1,278,570	138,982,059
Sonova Holding AG Class B	865,781	100,268,232
Syngenta AG (Switzerland)	590,110	163,343,743
Common Stocks - continued
	Shares	Value
Switzerland - continued
Tecan Group AG	342,635	$ 23,843,651
Transocean Ltd. (a)	2,625,000	166,320,000
Transocean, Inc. (a)	22,160	1,403,643
UBS AG (a)	19,336,655	328,382,161
Zurich Financial Services AG	1,268,730	310,496,324
TOTAL SWITZERLAND		2,678,567,949
Taiwan - 1.3%
Advantech Co. Ltd.	195,000	532,658
Chroma ATE, Inc.	417,000	1,073,668
Delta Electronics, Inc.	244,000	1,008,528
Giant Manufacturing Co. Ltd.	261,000	1,027,626
Hon Hai Precision Industry Co. Ltd. (Foxconn)	19,141,040	72,548,952
HTC Corp.	13,847,000	312,637,710
Powertech Technology, Inc.	324,000	1,069,237
Synnex Technology International Corp.	423,000	1,035,213
Taiwan Fertilizer Co. Ltd.	15,418,000	52,644,372
TOTAL TAIWAN		443,577,964
Thailand - 0.0%
Charoen Pokphand Foods PCL (For. Reg.)	621,900	483,977
Turkey - 0.0%
Hurriyet Gazetecilik ve Matbaacilik AS	394,044	453,303
Koc Holding AS	203,000	969,497
TOTAL TURKEY		1,422,800
United Kingdom - 18.4%
Anglo American PLC (United Kingdom)	2,523,300	117,561,865
Associated British Foods PLC	4,920,900	82,545,689
Barclays PLC	34,210,000	150,315,042
BG Group PLC	11,074,979	215,675,618
BHP Billiton PLC	4,748,480	168,193,866
BP PLC	279,500	1,899,571
BP PLC sponsored ADR	17,725,000	723,711,750
British Airways PLC (a)	316,000	1,370,498
British American Tobacco PLC:
(United Kingdom)	91,200	3,473,947
sponsored ADR	2,163,700	164,938,851
Britvic PLC	4,600,700	35,557,760
Burberry Group PLC	6,982,900	114,002,187
Cable & Wireless PLC	1,154,800	988,912
Capita Group PLC	22,817,500	280,209,848
Carphone Warehouse Group PLC	12,014,300	58,612,325
Centrica PLC	502,000	2,671,816
Ensco International Ltd. ADR	10,500	486,570
GlaxoSmithKline PLC	9,537,800	186,226,415
GlaxoSmithKline PLC sponsored ADR	4,130,400	161,250,816
HSBC Holdings PLC:
(United Kingdom)	434,871	4,525,417
sponsored ADR	9,939,900	517,968,189

	Shares	Value
Imperial Tobacco Group PLC	99,050	$ 3,172,272
Inchcape PLC (a)	18,399,998	102,795,215
International Personal Finance PLC	104,600	521,189
ITV PLC (a)	84,576,200	92,481,316
Johnson Matthey PLC	1,813,800	55,620,451
Kalahari Minerals PLC (a)	186,400	523,368
Kazakhmys PLC	45,100	950,902
Lloyds Banking Group PLC (a)	221,683,500	243,627,024
Lonmin PLC (a)	34,400	963,943
Misys PLC (a)	15,000,355	67,628,352
Next PLC	970,700	35,536,480
Ocado Group PLC (a)	6,000,000	13,429,221
Pearson PLC	10,425,200	159,651,691
Premier Oil PLC (a)	19,171	516,316
Prudential PLC	171,500	1,734,339
QinetiQ Group PLC	20,900,000	35,962,820
Reckitt Benckiser Group PLC	5,197,800	290,718,447
Rio Tinto PLC	45,550	2,958,115
Rio Tinto PLC sponsored ADR	3,501,000	227,985,120
Royal Dutch Shell PLC:
Class A (United Kingdom)	162,500	5,274,678
Class A sponsored ADR	4,900,000	318,157,000
Class B ADR	10,800,000	694,656,000
Standard Chartered PLC:
rights 11/5/10 (a)	12,287	103,448
(United Kingdom)	3,835,644	110,952,977
TalkTalk Telecom Group PLC (a)	20,856,732	44,075,194
Tesco PLC	28,030,100	191,691,612
Vedanta Resources PLC	1,525,000	50,698,034
Vodafone Group PLC	1,664,000	4,548,148
Vodafone Group PLC sponsored ADR	23,309,200	641,236,092
TOTAL UNITED KINGDOM		6,390,356,716
United States of America - 6.3%
Anadarko Petroleum Corp.	2,715,900	167,217,963
Apple, Inc. (a)	700,800	210,849,696
Avon Products, Inc.	35,800	1,090,110
C. R. Bard, Inc.	1,030,000	85,613,600
Central European Distribution Corp. (a)	41,700	1,041,249
CF Industries Holdings, Inc.	899,500	110,215,735
Chevron Corp.	1,060,000	87,566,600
China-Biotics, Inc. (a)	39,200	491,568
Citigroup, Inc. (a)	16,600,000	69,222,000
Corning, Inc.	53,500	977,980
eBay, Inc. (a)	2,883,600	85,960,116
First Cash Financial Services, Inc. (a)	17,900	520,353
Google, Inc. Class A (a)	406,608	249,246,638
Gran Tierra Energy, Inc. (a)	64,500	481,170
Hewlett-Packard Co.	1,200,000	50,472,000
Illumina, Inc. (a)	1,027,800	55,819,818
Jacobs Engineering Group, Inc. (a)	1,150,000	44,401,500
JPMorgan Chase & Co.	1,605,800	60,426,254
Common Stocks - continued
	Shares	Value
United States of America - continued
Lear Corp. (a)	206,100	$ 18,219,240
Medco Health Solutions, Inc. (a)	2,286,700	120,120,351
Morgan Stanley	2,504,100	62,276,967
Newmont Mining Corp.	1,000,000	60,870,000
Philip Morris International, Inc.	2,212,900	129,454,650
QUALCOMM, Inc.	22,100	997,373
Regions Financial Corp.	7,913,500	49,855,050
SanDisk Corp. (a)	2,180,900	81,958,222
Schweitzer-Mauduit International, Inc. (e)	1,297,914	83,300,121
The Walt Disney Co.	1,423,200	51,391,752
The Western Union Co.	56,700	997,920
Visa, Inc. Class A	1,400,000	109,438,000
Wells Fargo & Co.	6,137,200	160,058,176
TOTAL UNITED STATES OF AMERICA		2,210,552,172
TOTAL COMMON STOCKS (Cost $26,841,115,573)		32,884,501,265
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	800,000	38,949,469
ProSiebenSat.1 Media AG	5,548,800	146,619,469
Volkswagen AG	2,232,900	335,552,622
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $305,707,723)		521,121,560
Money Market Funds - 5.6%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	1,313,905,689	$ 1,313,905,689
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	620,968,677	620,968,677
TOTAL MONEY MARKET FUNDS (Cost $1,934,874,366)		1,934,874,366
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $29,081,697,662)	35,340,497,191
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(521,262,073)
NET ASSETS - 100%	$ 34,819,235,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,544,006 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $451,860 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,916,208
Fidelity Securities Lending Cash Central Fund	21,351,864
Total	$ 23,268,072
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ 49,028,663	$ -	$ 40,862,474	$ -	$ -
easyJet PLC	168,495,470	-	164,901,608	-	-
Informa PLC	163,485,254	209,835	123,704,482	5,004,506	-
Niko Resources Ltd.	204,266,519	3,831,199	32,663,592	287,709	-
Painted Pony Petroleum Ltd. 144A	3,676,731	4,520,708	-	-	9,544,006
Painted Pony Petroleum Ltd. Class A	3,972,148	15,732,670	-	-	21,509,462
Petrobank Energy & Resources Ltd.	239,355,866	7,034,675	-	-	223,863,859
Pronova BioPharma ASA	48,182,882	1,312,775	8,079,938	-	-
Resolution Ltd.	-	203,988,590	3,235,783	4,279,791	-
Schweitzer-Mauduit International, Inc.	-	66,984,142	-	319,904	83,300,121
Tecan Group AG	67,537,277	-	49,592,334	749,837	-
Trican Well Service Ltd.	81,839,590	-	104,622,102	436,015	-
Total	$ 1,029,840,400	$ 303,614,594	$ 527,662,313	$ 11,077,762	$ 338,217,448
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,390,356,716	$ 5,463,203,141	$ 927,153,575	$ -
Japan	4,118,120,285	1,480,235,031	2,637,885,254	-
Germany	2,806,562,013	2,571,145,607	235,416,406	-
Switzerland	2,678,567,949	2,182,630,892	495,937,057	-
France	2,429,558,371	2,248,114,380	181,443,991	-
United States of America	2,210,552,172	2,210,552,172	-	-
Canada	1,500,196,774	1,499,744,914	-	451,860
Spain	1,364,541,644	945,232,128	419,309,516	-
Netherlands	1,103,151,493	1,010,652,643	92,498,850	-
Other	8,804,015,408	7,896,535,647	907,479,761	-
Money Market Funds	1,934,874,366	1,934,874,366	-	-
Total Investments in Securities:	$ 35,340,497,191	$ 29,442,920,921	$ 5,897,124,410	$ 451,860
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 481,440
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(29,580)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 451,860
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (29,580)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $5,177,653,127 of which $956,598,602, $3,601,913,096 and $619,141,429 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $599,538,721) - See accompanying schedule: Unaffiliated issuers (cost $26,810,900,728)	$ 33,067,405,377
Fidelity Central Funds (cost $1,934,874,366)	1,934,874,366
Other affiliated issuers (cost $335,922,568)	338,217,448
Total Investments (cost $29,081,697,662)		$ 35,340,497,191
Cash		1,944,256
Receivable for investments sold		152,958,867
Receivable for fund shares sold		42,373,584
Dividends receivable		93,945,387
Distributions receivable from Fidelity Central Funds		250,116
Other receivables		3,118,617
Total assets		35,635,088,018

Liabilities
Payable for investments purchased	$ 114,316,055
Payable for fund shares redeemed	49,570,390
Accrued management fee	19,084,476
Other affiliated payables	5,585,364
Other payables and accrued expenses	6,327,938
Collateral on securities loaned, at value	620,968,677
Total liabilities		815,852,900

Net Assets		$ 34,819,235,118
Net Assets consist of:
Paid in capital		$ 33,386,450,830
Undistributed net investment income		424,022,673
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,250,875,923)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,259,637,538
Net Assets		$ 34,819,235,118

Diversified International: Net Asset Value, offering price and redemption price per share ($26,527,228,516 ÷ 899,570,270 shares)		$ 29.49

Class K: Net Asset Value, offering price and redemption price per share ($7,697,404,912 ÷ 260,809,944 shares)		$ 29.51

Class F: Net Asset Value, offering price and redemption price per share ($594,601,690 ÷ 20,144,672 shares)		$ 29.52

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends (including $11,077,762 earned from other affiliated issuers)		$ 865,768,030
Interest		7,798
Income from Fidelity Central Funds		23,268,072
Income before foreign taxes withheld		889,043,900
Less foreign taxes withheld		(76,318,519)
Total income		812,725,381

Expenses
Management fee Basic fee	$ 250,126,269
Performance adjustment	(1,938,601)
Transfer agent fees	73,940,178
Accounting and security lending fees	2,719,020
Custodian fees and expenses	6,509,391
Independent trustees' compensation	202,342
Appreciation in deferred trustee compensation account	10
Registration fees	239,837
Audit	225,084
Legal	218,627
Interest	393
Miscellaneous	491,243
Total expenses before reductions	332,733,793
Expense reductions	(6,448,403)	326,285,390
Net investment income (loss)		486,439,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,783,507)	(337,674,020)
Other affiliated issuers	(213,110,117)
Foreign currency transactions	(11,019,334)
Capital gain distributions from Fidelity Central Funds	50,714
Total net realized gain (loss)		(561,752,757)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,976,979)	3,611,091,904
Assets and liabilities in foreign currencies	3,060,095
Total change in net unrealized appreciation (depreciation)		3,614,151,999
Net gain (loss)		3,052,399,242
Net increase (decrease) in net assets resulting from operations		$ 3,538,839,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 486,439,991	$ 476,097,261
Net realized gain (loss)	(561,752,757)	(3,390,561,829)
Change in net unrealized appreciation (depreciation)	3,614,151,999	9,739,007,983
Net increase (decrease) in net assets resulting from operations	3,538,839,233	6,824,543,415
Distributions to shareholders from net investment income	(474,506,693)	(412,836,673)
Share transactions - net increase (decrease)	(3,995,252,806)	129,291,951
Redemption fees	822,251	1,098,454
Total increase (decrease) in net assets	(930,098,015)	6,542,097,147

Net Assets
Beginning of period	35,749,333,133	29,207,235,986
End of period (including undistributed net investment income of $424,022,673 and undistributed net investment income of $412,089,844, respectively)	$ 34,819,235,118	$ 35,749,333,133

Financial Highlights - Diversified International

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 21.96	$ 45.41	$ 37.58	$ 30.80
Income from Investment Operations
Net investment income (loss) B	.37	.35	.55	.47	.46
Net realized and unrealized gain (loss)	2.61	4.86	(20.96)	10.23	7.33
Total from investment operations	2.98	5.21	(20.41)	10.70	7.79
Distributions from net investment income	(.35)	(.31)	(.47)	(.36)	(.28)
Distributions from net realized gain	-	-	(2.57)	(2.51)	(.73)
Total distributions	(.35)	(.31)	(3.04)	(2.87)	(1.01)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 29.49	$ 26.86	$ 21.96	$ 45.41	$ 37.58
Total Return A	11.15%	24.32%	(48.04)%	30.37%	25.89%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.01%	1.04%	.93%	1.01%
Expenses net of fee waivers, if any	.98%	1.01%	1.04%	.93%	1.01%
Expenses net of all reductions	.96%	.99%	1.02%	.91%	.97%
Net investment income (loss)	1.34%	1.58%	1.53%	1.20%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,527,229	$ 30,998,270	$ 28,274,961	$ 59,929,942	$ 43,965,189
Portfolio turnover rate D	57%	54%	49%	51%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.42	.42	.16
Net realized and unrealized gain (loss)	2.61	4.85	(16.57)
Total from investment operations	3.03	5.27	(16.41)
Distributions from net investment income	(.41)	(.36)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 29.51	$ 26.89	$ 21.98
Total Return B, C	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E, H
Expenses before reductions	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.79%	.77%	.88% A
Expenses net of all reductions	.77%	.76%	.87% A
Net investment income (loss)	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 23.29
Income from Investment Operations
Net investment income (loss) D	.43	(.02)
Net realized and unrealized gain (loss)	2.62	3.62
Total from investment operations	3.05	3.60
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 29.52	$ 26.89
Total Return B, C	11.41%	15.46%
Ratios to Average Net Assets E, H
Expenses before reductions	.73%	.71% A
Expenses net of fee waivers, if any	.73%	.71% A
Expenses net of all reductions	.72%	.70% A
Net investment income (loss)	1.59%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 594,602	$ 37,155
Portfolio turnover rate F	57%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,056,729,422
Gross unrealized depreciation	(962,448,025)
Net unrealized appreciation (depreciation)	$ 6,094,281,397

Tax Cost	$ 29,246,215,794

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 515,990,332
Capital loss carryforward	$ (5,177,653,127)
Net unrealized appreciation (depreciation)	$ (6,099,096,385)

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 474,506,693	$ 412,836,673

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $19,113,606,387 and $23,210,049,761, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Diversified International	70,681,751.25
Class K	3,258,427.05
	$ 73,940,178

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $73,316 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,883,000.46%		$ 393

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $139,855 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $21,351,864. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,448,114 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $289.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Diversified International	$ 398,456,259	$ 394,538,470
Class K	74,880,028	18,298,203
Class F	1,170,406	-
Total	$ 474,506,693	$ 412,836,673

A Distributions to shareholders for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Diversified International
Shares sold	179,662,935	266,412,212	$ 4,893,668,837	$ 5,884,913,394
Conversion to Class K B	-	(113,348,310)	-	(2,310,072,040)
Reinvestment of distributions	13,627,007	20,012,374	384,281,814	380,635,740
Shares redeemed	(447,584,331)	(307,025,690)	(12,092,134,122)	(6,660,643,668)
Net increase (decrease)	(254,294,389)	(133,949,414)	$ (6,814,183,471)	$ (2,705,166,574)
Class K
Shares sold	151,794,829	46,252,428	$ 4,125,917,772	$ 1,096,724,275
Conversion from Diversified InternationalB	-	113,393,333	-	2,310,072,040
Reinvestment of distributions	2,657,205	963,570	74,880,028	18,298,203
Shares redeemed	(68,937,812)	(27,732,811)	(1,889,669,527)	(629,090,058)
Net increase (decrease)	85,514,222	132,876,520	$ 2,311,128,273	$ 2,796,004,460
Class F
Shares sold	24,587,499	1,396,615	$ 664,182,809	$ 38,873,992
Reinvestment of distributions	41,548	-	1,170,406	-
Shares redeemed	(5,866,038)	(14,952)	(157,550,823)	(419,927)
Net increase (decrease)	18,763,009	1,381,663	$ 507,802,392	$ 38,454,065

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

B Conversion transactions for Class K and Diversified International are presented for the period November 1, 2008 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Fidelity International Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Actual	1.08%	$ 1,000.00	$ 1,078.60	$ 5.66
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.76	$ 5.50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity International Capital Appreciation Fund A	19.12%	2.78%	3.42%

A Prior to February 11, 2000, Fidelity International Capital Appreciation Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Capital Appreciation Fund on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWISM (All Country World Index) ex USA Index performed over the same period.

Annual Report

Fidelity International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® International Capital Appreciation Fund: During the year, the fund returned 19.12%, well ahead of the MSCI index. Stock selection and an overweighting in consumer discretionary added the most value, followed by favorable picks in information technology and several other sectors. Geographically, an underweighting and strong stock picks in Japan lifted performance, as did security selection in Brazil and South Korea. A meaningful stake in strong-performing U.S. stocks also helped. Grande Cache Coal and Western Coal, two Canadian producers of metallurgical coal, were key contributors to performance, along with casino operator Las Vegas Sands, minimal exposure to energy giant BP, and two LED (light-emitting diode) plays, Veeco Instruments and Rubicon Technology. Conversely, stock picking in financials and telecommunication services modestly detracted, while at the country level our positioning in Greece and Belgium was lackluster. First Uranium, a Canadian mining company with assets in South Africa, was hampered by its weak balance sheet. National Bank of Greece, Belgian insurer Ageas and OPTI Canada, a small Canadian oil company, also detracted. Many of the stocks I've mentioned were out-of-benchmark positions, and a number of them were sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom	10.7%
United States of America	9.1%
India	8.1%
Japan	7.5%
France	7.0%
Canada	5.6%
Brazil	5.6%
Cayman Islands	4.6%
China	3.5%
Other	38.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan	14.3%
United Kingdom	10.2%
France	8.5%
United States of America	7.3%
Germany	4.9%
Netherlands	4.9%
Spain	4.8%
Canada	4.8%
Australia	3.6%
Other	36.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.9
Bonds	0.0	0.6
Short-Term Investments and Net Other Assets	1.0	0.5
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.8
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	1.2	1.1
Banco Santander SA sponsored ADR (Spain, Commercial Banks)	1.1	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0	0.9
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.0	0.9
BNP Paribas SA (France, Commercial Banks)	0.9	1.0
Anglo American PLC (United Kingdom) (United Kingdom, Metals & Mining)	0.9	0.9
Daimler AG (Germany) (Germany, Automobiles)	0.8	0.8
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	0.9	0.0
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	0.8	0.0
	10.4
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.9	12.2
Financials	21.8	24.6
Materials	12.1	9.6
Consumer Staples	11.1	8.9
Information Technology	9.1	8.3
Industrials	9.0	12.3
Energy	7.2	8.7
Telecommunication Services	4.0	4.9
Health Care	2.3	5.7
Utilities	0.5	4.3

Annual Report

Fidelity International Capital Appreciation Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Australia - 1.7%
Fortescue Metals Group Ltd. (a)	531,427	$ 3,253,828
JB Hi-Fi Ltd. (d)	156,362	3,045,219
Newcrest Mining Ltd.	108,241	4,237,290
TOTAL AUSTRALIA		10,536,337
Austria - 0.5%
Erste Bank AG	76,500	3,452,041
Bailiwick of Jersey - 0.5%
Randgold Resources Ltd. sponsored ADR	37,067	3,481,333
Belgium - 1.3%
Anheuser-Busch InBev SA NV	75,516	4,732,131
KBC Groupe SA (a)	75,925	3,301,961
TOTAL BELGIUM		8,034,092
Bermuda - 1.1%
China Yurun Food Group Ltd.	800,000	3,111,756
Petra Diamonds Ltd. (a)	2,430,100	3,533,247
TOTAL BERMUDA		6,645,003
Brazil - 5.6%
Anhanguera Educacional Participacoes SA unit	177,410	3,514,412
Banco do Brasil SA	181,000	3,521,691
BR Malls Participacoes SA	328,800	3,140,724
Cia Hering SA	60,000	2,953,797
Iguatemi Empresa de Shopping Centers SA	130,900	3,054,744
Itau Unibanco Banco Multiplo SA ADR (a)(e)	217,400	5,339,344
Lojas Renner SA	86,100	3,401,082
Mills Estruturas e Servicos de Engenharia SA (a)	292,900	3,534,703
Natura Cosmeticos SA	116,200	3,326,440
TIM Participacoes SA sponsored ADR (non-vtg.)	98,034	3,162,577
TOTAL BRAZIL		34,949,514
Canada - 5.6%
Cline Mining Corp. (a)	488,500	1,288,425
Cline Mining Corp. (a)(e)(f)	601,400	1,586,201
Consolidated Thompson Iron Mines Ltd. (a)	321,600	3,115,411
Goldcorp, Inc.	101,300	4,523,191
Grande Cache Coal Corp. (a)	445,000	3,054,221
Niko Resources Ltd.	33,700	3,215,031
Petrobank Energy & Resources Ltd. (a)	84,700	3,370,892
Suncor Energy, Inc.	156,200	5,005,016
Teck Resources Ltd. Class B (sub. vtg.)	87,100	3,894,264
Uranium One, Inc. (a)	749,100	3,062,797
Western Coal Corp. (a)	429,500	2,905,726
TOTAL CANADA		35,021,175

	Shares	Value
Cayman Islands - 4.6%
Belle International Holdings Ltd.	1,803,000	$ 3,256,507
Bosideng International Holdings Ltd.	6,428,000	3,250,800
Ctrip.com International Ltd. sponsored ADR (a)	64,245	3,345,237
Hengan International Group Co. Ltd.	359,500	3,385,712
Hengdeli Holdings Ltd.	5,984,000	3,319,619
Kingdee International Software Group Co. Ltd.	5,506,000	2,905,279
Maoye International Holdings Ltd. (d)	6,678,000	2,877,538
Shenguan Holdings Group Ltd.	2,362,000	3,077,723
Trina Solar Ltd. ADR (a)(d)	120,120	3,214,411
TOTAL CAYMAN ISLANDS		28,632,826
China - 3.5%
Agricultural Bank of China (H Shares)	6,840,000	3,609,173
Baidu.com, Inc. sponsored ADR (a)	27,700	3,047,277
China Life Insurance Co. Ltd. (H Shares)	942,000	4,141,302
Digital China Holdings Ltd. (H Shares)	774,000	1,397,968
Golden Eagle Retail Group Ltd. (H Shares)	1,262,000	3,353,936
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,240,000	3,287,470
Tingyi (Cayman Islands) Holding Corp.	1,238,000	3,370,011
TOTAL CHINA		22,207,137
Cyprus - 0.5%
AFI Development PLC:
(B Shares) (a)	2,086,976	2,332,196
GDR (Reg. S)	647,076	763,550
TOTAL CYPRUS		3,095,746
Denmark - 1.8%
Carlsberg AS Series B	31,900	3,488,160
Novo Nordisk AS Series B sponsored ADR	47,400	4,967,520
Pandora A/S	65,000	3,153,515
TOTAL DENMARK		11,609,195
France - 7.0%
Atos Origin SA (a)	62,652	2,896,460
BNP Paribas SA	78,491	5,739,317
Carrefour SA	81,262	4,384,933
Christian Dior SA	24,400	3,529,246
Credit Agricole SA	224,700	3,681,558
Edenred (a)	154,200	3,229,152
Iliad Group SA	28,014	3,153,489
LVMH Moet Hennessy - Louis Vuitton	29,941	4,691,074
PPR SA	21,600	3,540,517
Schneider Electric SA	31,632	4,489,463
Societe Generale Series A	75,869	4,542,060
TOTAL FRANCE		43,877,269
Germany - 2.7%
Bayerische Motoren Werke AG (BMW)	59,620	4,273,179
Common Stocks - continued
	Shares	Value
Germany - continued
Daimler AG (Germany) (a)	82,599	$ 5,451,243
HeidelbergCement AG	69,288	3,623,599
MAN SE	33,088	3,637,184
TOTAL GERMANY		16,985,205
Hong Kong - 1.2%
AIA Group Ltd.	328,800	977,757
China Unicom (Hong Kong) Ltd. sponsored ADR	233,200	3,264,800
Emperor Watch & Jewellery Ltd.	22,770,000	3,260,726
TOTAL HONG KONG		7,503,283
India - 8.1%
Adani Enterprises Ltd.	209,230	3,325,258
Asian Paints India Ltd.	50,045	3,034,596
Bank of Baroda	134,838	3,199,223
Crompton Greaves Ltd.	426,240	3,057,485
Gitanjali Gems Ltd.	497,354	3,326,353
Housing Development Finance Corp. Ltd.	230,367	3,574,132
INFO Edge India Ltd.	205,665	3,156,778
Infrastructure Development Finance Co. Ltd.	692,917	3,127,311
ITC Ltd.	841,795	3,251,332
Jain Irrigation Systems Ltd.	641,145	3,355,796
LIC Housing Finance Ltd.	95,867	2,899,369
Rural Electrification Corp. Ltd.	367,850	3,075,998
Sun TV Ltd.	268,262	3,021,844
Titan Industries Ltd.	39,088	3,132,463
United Spirits Ltd.	83,256	2,808,352
Voltas Ltd.	584,504	3,233,398
TOTAL INDIA		50,579,688
Indonesia - 1.1%
PT Bank Rakyat Indonesia Tbk	2,692,500	3,434,346
PT Mayora Indah Tbk	306,000	412,565
PT Mitra Adiperkasa Tbk	11,656,000	3,325,625
TOTAL INDONESIA		7,172,536
Italy - 0.6%
Saipem SpA	82,303	3,656,640
Japan - 7.5%
Canon, Inc. sponsored ADR (d)	109,200	5,023,200
eAccess Ltd.	4,117	3,003,205
Fanuc Ltd.	29,000	4,198,320
Itochu Corp.	398,700	3,494,320
Komatsu Ltd.	176,500	4,313,913
Marubeni Corp.	566,000	3,555,565
Mitsubishi Corp.	180,300	4,330,748
Mitsui & Co. Ltd.	272,500	4,285,719
Nitori Holdings Co. Ltd.	40,250	3,541,320
ORIX Corp.	41,210	3,758,934

	Shares	Value
Rakuten, Inc.	4,704	$ 3,624,307
SOFTBANK CORP.	120,400	3,866,649
TOTAL JAPAN		46,996,200
Korea (South) - 1.2%
Hyundai Motor Co.	28,116	4,250,529
Lock & Lock Co. Ltd.	94,190	3,115,934
TOTAL KOREA (SOUTH)		7,366,463
Malaysia - 1.1%
Genting Bhd	1,022,300	3,430,669
QSR Brands Bhd	1,944,500	3,300,212
TOTAL MALAYSIA		6,730,881
Mexico - 1.8%
Fomento Economico Mexicano SAB de CV sponsored ADR	64,300	3,530,713
Grupo Mexico SA de CV Series B	1,124,600	3,697,826
Wal-Mart de Mexico SA de CV Series V	1,429,300	3,909,296
TOTAL MEXICO		11,137,835
Netherlands - 3.1%
ASM International NV (Netherlands) (a)	123,300	3,146,517
ING Groep NV sponsored ADR (a)	430,996	4,646,137
Koninklijke KPN NV	259,324	4,330,037
Koninklijke Philips Electronics NV	140,715	4,291,056
X5 Retail Group NV GDR (Reg. S) (a)	74,400	3,117,360
TOTAL NETHERLANDS		19,531,107
Nigeria - 0.5%
Guaranty Trust Bank PLC GDR (Reg. S)	449,600	3,264,096
Norway - 0.5%
Aker Solutions ASA	213,200	3,245,685
Qatar - 0.5%
Commercial Bank of Qatar GDR (Reg. S)	637,519	2,921,218
Russia - 3.2%
LSR Group OJSC GDR (Reg. S) (a)	358,100	3,043,850
Magnit OJSC GDR (Reg. S)	131,300	3,510,962
Mechel Steel Group OAO sponsored ADR (a)	382,700	3,015,676
OAO NOVATEK GDR	36,700	3,510,355
Sberbank (Savings Bank of the Russian Federation) GDR	11,020	4,140,120
TNK-BP Holding (a)	1,503,400	3,074,453
TOTAL RUSSIA		20,295,416
South Africa - 2.8%
AngloGold Ashanti Ltd. sponsored ADR	84,100	3,961,951
Clicks Group Ltd.	461,685	3,011,971
Mr Price Group Ltd.	345,682	3,141,465
Naspers Ltd. Class N	75,900	3,985,345
Shoprite Holdings Ltd.	226,300	3,198,867
TOTAL SOUTH AFRICA		17,299,599
Common Stocks - continued
	Shares	Value
Spain - 2.9%
Banco Santander SA sponsored ADR	560,776	$ 7,183,541
Inditex SA (d)	45,792	3,823,674
Telefonica SA sponsored ADR	90,600	7,351,284
TOTAL SPAIN		18,358,499
Sweden - 1.7%
Elekta AB (B Shares)	82,693	3,128,710
EnergyO Solutions AB (a)	501,739	3,341,623
H&M Hennes & Mauritz AB (B Shares)	128,164	4,515,356
TOTAL SWEDEN		10,985,689
Switzerland - 3.1%
Compagnie Financiere Richemont SA Series A	85,439	4,260,015
Credit Suisse Group sponsored ADR (d)	120,600	5,004,900
Dufry AG (a)	27,660	3,211,803
Lonza Group AG	36,101	3,159,548
The Swatch Group AG (Bearer)	9,700	3,706,172
TOTAL SWITZERLAND		19,342,438
Taiwan - 1.1%
HTC Corp.	167,800	3,788,590
Ruentex Development Co. Ltd.	1,944,000	3,226,767
TOTAL TAIWAN		7,015,357
Turkey - 0.6%
Turkiye Garanti Bankasi AS	571,000	3,503,312
United Kingdom - 10.7%
Anglo American PLC (United Kingdom)	121,100	5,642,112
Associated British Foods PLC	193,100	3,239,158
Barclays PLC Sponsored ADR (d)	291,870	5,151,506
BG Group PLC	308,729	6,012,230
British American Tobacco PLC (United Kingdom)	159,600	6,079,407
Britvic PLC	433,300	3,348,877
Burberry Group PLC	205,500	3,354,974
Imperial Tobacco Group PLC	138,474	4,434,904
Lloyds Banking Group PLC (a)	4,749,800	5,219,963
Royal Dutch Shell PLC Class B	353,007	11,295,382
Standard Chartered PLC:
rights 11/5/10 (a)	23,311	196,262
(United Kingdom)	186,495	5,394,707
Vedanta Resources PLC	102,300	3,400,924
Xstrata PLC	236,488	4,582,665
TOTAL UNITED KINGDOM		67,353,071
United States of America - 8.1%
Apple, Inc. (a)	9,945	2,992,152
AsiaInfo Holdings, Inc. (a)(d)	146,400	3,253,008
Citigroup, Inc. (a)	725,600	3,025,752
First Cash Financial Services, Inc. (a)	116,634	3,390,550

	Shares	Value
Google, Inc. Class A (a)	5,200	$ 3,187,548
JPMorgan Chase & Co.	83,294	3,134,353
Juniper Networks, Inc. (a)	102,100	3,307,019
Las Vegas Sands Corp. (a)(d)	67,700	3,106,076
MasterCard, Inc. Class A	12,660	3,039,160
Mercadolibre, Inc. (a)(d)	48,900	3,233,757
Morgan Stanley	132,200	3,287,814
Motorola, Inc. (a)	356,000	2,901,400
Tiffany & Co., Inc.	60,900	3,227,700
Visa, Inc. Class A	37,860	2,959,516
Walter Energy, Inc.	38,300	3,368,868
Wells Fargo & Co.	131,452	3,428,268
TOTAL UNITED STATES OF AMERICA		50,842,941
TOTAL COMMON STOCKS (Cost $540,025,148)		613,628,827
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.7%
Volkswagen AG	28,600	4,297,911
Italy - 0.5%
Fiat SpA (Risparmio Shares)	289,900	3,406,556
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,356,926)		7,704,467
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.23% (b)	10,533,368	10,533,368
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	16,171,726	16,171,726
TOTAL MONEY MARKET FUNDS (Cost $26,705,094)		26,705,094
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $572,087,168)	648,038,388
NET OTHER ASSETS (LIABILITIES) - (3.3)%	(20,909,873)
NET ASSETS - 100%	$ 627,128,515
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,925,545 or 1.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,477
Fidelity Securities Lending Cash Central Fund	331,605
Total	$ 340,082
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 67,353,071	$ 44,758,319	$ 22,594,752	$ -
United States of America	50,842,941	50,842,941	-	-
India	50,579,688	47,380,465	3,199,223	-
Japan	46,996,200	18,950,966	28,045,234	-
France	43,877,269	43,877,269	-	-
Canada	35,021,175	35,021,175	-	-
Brazil	34,949,514	34,949,514	-	-
Cayman Islands	28,632,826	28,632,826	-	-
China	22,207,137	18,065,835	4,141,302	-
Other	240,873,473	236,582,417	4,291,056	-
Money Market Funds	26,705,094	26,705,094	-	-
Total Investments in Securities:	$ 648,038,388	$ 585,766,821	$ 62,271,567	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $156,762,594 of which $128,288,484 and $28,474,110 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $15,506,518) - See accompanying schedule: Unaffiliated issuers (cost $545,382,074)	$ 621,333,294
Fidelity Central Funds (cost $26,705,094)	26,705,094
Total Investments (cost $572,087,168)		$ 648,038,388
Foreign currency held at value (cost $945,043)		943,855
Receivable for investments sold		18,588,607
Receivable for fund shares sold		1,026,662
Dividends receivable		1,798,203
Distributions receivable from Fidelity Central Funds		7,297
Other receivables		676,315
Total assets		671,079,327

Liabilities
Payable for investments purchased Regular delivery	$ 24,356,108
Delayed delivery	1,149,848
Payable for fund shares redeemed	680,693
Accrued management fee	362,432
Other affiliated payables	169,314
Other payables and accrued expenses	1,060,691
Collateral on securities loaned, at value	16,171,726
Total liabilities		43,950,812

Net Assets		$ 627,128,515
Net Assets consist of:
Paid in capital		$ 710,214,127
Undistributed net investment income		5,819,595
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,893,201)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		74,987,994
Net Assets, for 49,656,848 shares outstanding		$ 627,128,515
Net Asset Value, offering price and redemption price per share ($627,128,515 ÷ 49,656,848 shares)		$ 12.63

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 11,204,593
Interest		79,017
Income from Fidelity Central Funds		340,082
Income before foreign taxes withheld		11,623,692
Less foreign taxes withheld		(975,741)
Total income		10,647,951

Expenses
Management fee Basic fee	$ 3,882,561
Performance adjustment	(613,211)
Transfer agent fees	1,659,069
Accounting and security lending fees	284,781
Custodian fees and expenses	354,030
Independent trustees' compensation	3,091
Registration fees	47,664
Audit	82,538
Legal	2,473
Interest	6,469
Miscellaneous	6,107
Total expenses before reductions	5,715,572
Expense reductions	(936,551)	4,779,021
Net investment income (loss)		5,868,930
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $254,279)	34,708,994
Foreign currency transactions	(2,486,377)
Capital gain distributions from Fidelity Central Funds	1,139
Total net realized gain (loss)		32,223,756
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $852,962)	58,822,371
Assets and liabilities in foreign currencies	27,496
Total change in net unrealized appreciation (depreciation)		58,849,867
Net gain (loss)		91,073,623
Net increase (decrease) in net assets resulting from operations		$ 96,942,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,868,930	$ 3,952,683
Net realized gain (loss)	32,223,756	(28,330,147)
Change in net unrealized appreciation (depreciation)	58,849,867	121,858,369
Net increase (decrease) in net assets resulting from operations	96,942,553	97,480,905
Distributions to shareholders from net investment income	(3,188,361)	(813,634)
Distributions to shareholders from net realized gain	(5,465,762)	-
Total distributions	(8,654,123)	(813,634)
Share transactions Proceeds from sales of shares	275,756,138	231,674,751
Reinvestment of distributions	8,469,995	789,571
Cost of shares redeemed	(201,747,591)	(77,561,298)
Net increase (decrease) in net assets resulting from share transactions	82,478,542	154,903,024
Redemption fees	31,259	16,981
Total increase (decrease) in net assets	170,798,231	251,587,276

Net Assets
Beginning of period	456,330,284	204,743,008
End of period (including undistributed net investment income of $5,819,595 and undistributed net investment income of $3,139,027, respectively)	$ 627,128,515	$ 456,330,284
Other Information Shares
Sold	24,602,735	23,747,061
Issued in reinvestment of distributions	746,913	121,286
Redeemed	(18,030,644)	(9,131,697)
Net increase (decrease)	7,319,004	14,736,650

Financial Highlights

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 7.42	$ 19.30	$ 18.14	$ 17.19
Income from Investment Operations
Net investment income (loss)B	.12	.13	.19	.20	.24
Net realized and unrealized gain (loss)	1.92	3.26	(9.54)	3.80	2.70
Total from investment operations	2.04	3.39	(9.35)	4.00	2.94
Distributions from net investment income	(.07)	(.03)	(.14)	(.20)	(.23)
Distributions from net realized gain	(.12)	-	(2.39)	(2.64)	(1.77)
Total distributions	(.19)	(.03)	(2.53)	(2.84)	(2.00)
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 12.63	$ 10.78	$ 7.42	$ 19.30	$ 18.14
Total ReturnA	19.12%	45.95%	(55.30)%	24.81%	18.26%
Ratios to Average Net AssetsC,E
Expenses before reductions	1.04%	.84%	.89%	.85%	.87%
Expenses net of fee waivers, if any	1.04%	.84%	.89%	.85%	.87%
Expenses net of all reductions	.87%	.72%	.72%	.79%	.75%
Net investment income (loss)	1.07%	1.49%	1.39%	1.11%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 627,129	$ 456,330	$ 204,743	$ 747,095	$ 476,147
Portfolio turnover rateD	480%	387%	387%	138%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 75,226,751
Gross unrealized depreciation	(11,491,484)
Net unrealized appreciation (depreciation)	$ 63,735,267

Tax Cost	$ 584,303,121

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,904,942
Capital loss carryforward	$ (156,762,594)
Net unrealized appreciation (depreciation)	$ 63,709,157

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 8,654,123	$ 813,634

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $2,647,573,228 and $2,573,966,786, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,244 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,080,174.42%		$ 6,469

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,096 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $331,605. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $936,551 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Capital Appreciation Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Overseas	.83%
Actual		$ 1,000.00	$ 1,037.80	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Class K	.64%
Actual		$ 1,000.00	$ 1,038.80	$ 3.29
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Class F	.62%
Actual		$ 1,000.00	$ 1,038.80	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas Fund	6.33%	2.06%	1.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity Overseas Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Retail Class shares rose 6.33%, underperforming the 8.49% gain of the MSCI EAFE® (Europe, Australasia, Far East) Index. The fund's relative performance was hurt by unfavorable positioning within industrials, specifically the capital goods group, consumer staples and financials. On a geographic basis, performance was stymied by an underweighting in Australia and stock picking in several countries, including Japan, the U.K. and Switzerland, but helped by investments in Italy and Germany. On an individual security basis, the fund's largest detractor was an out-of-index stake in U.S.-based Scientific Games, a provider of technology systems to the gaming industry, whose stock disappointed when new online gaming opportunities failed to materialize. I also missed with Hellenic Telecommunications Organization (OTE), the Greek firm whose stock struggled amid the country's economic crisis. I cut back on Scientific Games and sold OTE by period end. Within financials, the fund's investment in Italian banking group Intesa Sanpaolo detracted. Conversely, German automaker Volkswagen was the fund's top individual contributor. Underweighting energy giant BP helped, as the stock dropped after its oil-well blowout in the Gulf of Mexico. An out-of-index stake in luxury goods maker Bulgari was a solid contributor, as demand for its products surged within emerging markets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan	18.1%
France	18.1%
Germany	16.1%
United Kingdom	12.7%
United States of America	5.5%
Italy	4.8%
Switzerland	3.7%
Australia	2.6%
Bailiwick of Jersey	2.5%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	23.1%
Japan	21.6%
Germany	13.3%
France	12.0%
United States of America	7.0%
Italy	3.9%
Switzerland	3.1%
Australia	2.6%
Spain	2.5%
Other	10.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	97.3
Short-Term Investments and Net Other Assets	1.4	2.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod-Ricard SA (France, Beverages)	5.3	1.0
SAP AG (Germany, Software)	5.1	3.4
Volkswagen AG (Germany, Automobiles)	3.5	0.7
Mazda Motor Corp. (Japan, Automobiles)	3.4	2.3
Japan Tobacco, Inc. (Japan, Tobacco)	3.2	0.5
Bulgari SpA (Italy, Textiles, Apparel & Luxury Goods)	3.1	1.2
Siemens AG (Germany, Industrial Conglomerates)	1.8	1.8
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	2.4
Fluor Corp. (United States of America, Construction & Engineering)	1.5	0.9
Ricoh Co. Ltd. (Japan, Office Electronics)	1.5	2.5
	30.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.1	15.4
Financials	17.4	23.0
Consumer Staples	12.4	8.1
Information Technology	11.2	12.6
Industrials	11.1	10.1
Energy	8.3	6.7
Materials	7.8	8.9
Telecommunication Services	4.5	3.5
Health Care	2.6	5.9
Utilities	1.2	3.1

Annual Report

Fidelity Overseas Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
Australia - 2.6%
Australia & New Zealand Banking Group Ltd.	2,742,327	$ 66,652,578
Macquarie Group Ltd.	862,470	30,586,058
Newcrest Mining Ltd.	1,898,098	74,304,490
TOTAL AUSTRALIA		171,543,126
Austria - 0.9%
Erste Bank AG	563,100	25,409,732
Wienerberger AG (a)	1,786,918	30,085,525
TOTAL AUSTRIA		55,495,257
Bailiwick of Jersey - 2.5%
Charter International PLC	1,557,500	18,415,673
Heritage Oil PLC	2,780,200	15,345,055
United Business Media Ltd.	5,000,000	52,710,735
WPP PLC	6,514,338	75,693,005
TOTAL BAILIWICK OF JERSEY		162,164,468
Belgium - 1.5%
Ageas	8,054,178	24,756,232
Anheuser-Busch InBev SA NV	780,339	48,899,125
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,312,640	26,351
KBC Groupe SA (a)	486,408	21,153,772
TOTAL BELGIUM		94,835,480
Bermuda - 0.5%
GOME Electrical Appliances Holdings Ltd. (a)	93,574,000	31,508,226
Brazil - 1.8%
Banco do Brasil SA	1,437,500	27,969,228
BM&F Bovespa SA	3,905,100	32,710,836
Centrais Eletricas Brasileiras SA (Electrobras) sponsored ADR (d)	3,938,600	55,022,242
TOTAL BRAZIL		115,702,306
Canada - 1.5%
Harry Winston Diamond Corp. (a)	2,390,974	30,546,516
Niko Resources Ltd.	341,600	32,589,156
Talisman Energy, Inc.	1,931,800	35,022,043
TOTAL CANADA		98,157,715
Cayman Islands - 0.3%
3SBio, Inc. sponsored ADR (a)	37,000	556,850
China Shanshui Cement Group Ltd.	3,219,000	2,292,389
PCD Stores Group Ltd.	4,666,000	1,504,919
Peak Sport Products Co. Ltd.	16,175,000	12,896,178
TOTAL CAYMAN ISLANDS		17,250,336

	Shares	Value
China - 0.5%
China Merchants Bank Co. Ltd. (H Shares)	12,276,500	$ 34,843,799
Minth Group Ltd.	72,000	134,688
TOTAL CHINA		34,978,487
Denmark - 0.5%
Carlsberg AS Series B	284,700	31,131,011
France - 18.1%
Accor SA	806,023	33,046,197
Alstom SA	1,556,065	78,509,668
Atos Origin SA (a)	803,297	37,137,165
AXA SA	1,253,837	22,820,042
BNP Paribas SA	617,426	45,146,620
Carrefour SA	1,432,468	77,296,591
Christian Dior SA	281,800	40,759,898
Compagnie de St. Gobain	1,180,629	55,131,906
Compagnie Generale de Geophysique SA (a)	2,168,200	50,633,571
L'Oreal SA	198,100	23,253,517
LVMH Moet Hennessy - Louis Vuitton	508,209	79,624,799
Pernod-Ricard SA	3,860,967	342,271,944
PPR SA	446,469	73,181,989
Renault SA (a)	725,300	40,293,056
Safran SA	1,265,056	40,098,772
Sanofi-Aventis	619,478	43,390,713
Schneider Electric SA	234,583	33,293,873
Societe Generale Series A	1,097,908	65,728,608
TOTAL FRANCE		1,181,618,929
Germany - 12.1%
Deutsche Boerse AG	1,176,192	82,747,121
Fresenius Medical Care AG & Co. KGaA (d)	954,400	60,782,555
HeidelbergCement AG	1,413,029	73,898,094
Linde AG	341,697	49,185,747
Munich Re Group	129,625	20,264,200
Puma AG	144,300	47,967,832
SAP AG	6,381,161	332,698,622
Siemens AG	1,040,567	118,843,382
TOTAL GERMANY		786,387,553
Hong Kong - 1.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	5,330,700	74,629,800
Henderson Land Development Co. Ltd.	2,758,000	19,587,538
TOTAL HONG KONG		94,217,338
India - 0.3%
Bharti Airtel Ltd.	2,628,490	19,311,174
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR (d)	425,600	14,019,264
Common Stocks - continued
	Shares	Value
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	454,800	$ 23,604,120
Italy - 4.8%
Bulgari SpA (d)(e)	18,976,214	203,182,267
Intesa Sanpaolo SpA	17,104,673	60,155,252
Saipem SpA	1,039,967	46,204,693
TOTAL ITALY		309,542,212
Japan - 18.1%
Denso Corp.	1,410,300	43,857,646
Hitachi Ltd. (a)	6,197,000	28,008,276
Japan Tobacco, Inc.	66,332	206,072,575
Kenedix, Inc. (a)(d)	71,644	14,449,883
Keyence Corp.	110,000	27,271,032
Mazda Motor Corp.	87,560,000	222,529,219
Mitsubishi Corp.	3,326,700	79,906,263
Mitsubishi UFJ Financial Group, Inc.	10,993,100	51,019,020
Mitsui & Co. Ltd.	5,632,000	88,576,770
Mizuho Financial Group, Inc.	12,656,900	18,356,540
Rakuten, Inc.	87,129	67,130,581
Ricoh Co. Ltd.	6,888,000	96,353,600
SOFTBANK CORP.	1,562,000	50,163,672
Sumitomo Mitsui Financial Group, Inc.	1,168,700	34,883,060
Tokyo Broadcasting System Holding	1,852,500	22,836,833
Tokyo Electron Ltd.	1,655,700	93,420,153
Toshiba Corp. (a)	4,682,000	23,434,099
Toto Ltd. (d)	2,025,000	13,453,746
TOTAL JAPAN		1,181,722,968
Korea (South) - 0.6%
Shinhan Financial Group Co. Ltd.	495,630	19,194,916
SK Telecom Co. Ltd. sponsored ADR (d)	1,152,400	21,238,732
TOTAL KOREA (SOUTH)		40,433,648
Netherlands - 1.4%
AEGON NV (a)	4,267,800	27,041,518
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,711,800	39,701,429
Koninklijke Philips Electronics NV	802,100	24,459,768
TOTAL NETHERLANDS		91,202,715
Norway - 1.5%
Aker Solutions ASA	4,406,500	67,083,064
Sevan Marine ASA (a)(d)	24,336,552	32,791,814
TOTAL NORWAY		99,874,878

	Shares	Value
Russia - 0.6%
Mobile TeleSystems OJSC sponsored ADR	1,052,500	$ 22,786,625
OAO Gazprom sponsored ADR	737,700	16,118,745
TOTAL RUSSIA		38,905,370
Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA	4,148,498	54,640,336
Inditex SA (d)	459,185	38,342,368
Indra Sistemas SA (d)	1,047,400	20,498,398
Red Electrica Corporacion SA	397,300	19,954,149
TOTAL SPAIN		133,435,251
Switzerland - 3.7%
Julius Baer Group Ltd.	1,451,350	61,247,604
Roche Holding AG (participation certificate)	267,163	39,218,828
The Swatch Group AG (Bearer)	120,060	45,872,470
Transocean Ltd. (a)	556,300	35,247,168
UBS AG (a)	3,366,813	57,176,452
TOTAL SWITZERLAND		238,762,522
United Kingdom - 12.7%
Anglo American PLC (United Kingdom)	1,823,500	84,957,817
BAE Systems PLC	5,367,400	29,642,063
Barclays PLC	9,627,323	42,301,417
BG Group PLC	3,213,318	62,576,583
BHP Billiton PLC	2,041,281	72,303,336
BP PLC sponsored ADR	1,140,200	46,554,366
Capita Group PLC	1,188,700	14,597,806
HSBC Holdings PLC sponsored ADR	1,368,764	71,326,292
Imperial Tobacco Group PLC	2,114,240	67,712,719
ITV PLC (a)	21,426,630	23,429,321
Lloyds Banking Group PLC (a)	31,001,210	34,069,890
Micro Focus International PLC	4,399,600	26,912,392
Misys PLC (a)	6,860,500	30,930,222
Rio Tinto PLC	1,255,810	81,555,009
Royal Dutch Shell PLC Class B ADR	1,635,700	105,208,224
Xstrata PLC	1,872,200	36,279,500
TOTAL UNITED KINGDOM		830,356,957
United States of America - 4.1%
AsiaInfo Holdings, Inc. (a)	735,335	16,339,144
CME Group, Inc.	126,200	36,553,830
Fluor Corp.	2,020,100	97,348,619
NII Holdings, Inc. (a)	2,134,400	89,239,264
Scientific Games Corp. Class A (a)	3,345,209	26,427,151
Viad Corp.	98,936	1,974,763
TOTAL UNITED STATES OF AMERICA		267,882,771
TOTAL COMMON STOCKS (Cost $5,942,808,667)		6,164,044,082
Nonconvertible Preferred Stocks - 4.0%
	Shares	Value
Germany - 4.0%
Porsche Automobil Holding SE	593,200	$ 30,387,401
Volkswagen AG	1,511,968	227,213,411
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $188,849,860)		257,600,812
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.23% (b)	46,818,828	46,818,828
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	131,257,696	131,257,696
TOTAL MONEY MARKET FUNDS (Cost $178,076,524)		178,076,524
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,309,735,051)	6,599,721,418
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(87,032,730)
NET ASSETS - 100%	$ 6,512,688,688
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 215,905
Fidelity Securities Lending Cash Central Fund	6,382,864
Total	$ 6,598,769
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bulgari SpA	$ 113,852,096	$ 108,432,769	$ 67,968,297	$ 392,681	$ 203,182,267
Harry Winston Diamond Corp.	35,080,049	-	21,459,940	-	-
Kenedix, Inc.	28,504,228	13,220,143	12,411,387	-	-
William Hill PLC	71,632,544	29,169,053	94,152,324	2,667,780	-
Total	$ 249,068,917	$ 150,821,965	$ 195,991,948	$ 3,060,461	$ 203,182,267
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 1,181,722,968	$ 131,688,329	$ 1,050,034,639	$ -
France	1,181,618,929	1,087,594,645	94,024,284	-
Germany	1,043,988,365	1,043,988,365	-	-
United Kingdom	830,356,957	600,127,305	230,229,652	-
Italy	309,542,212	309,542,212	-	-
United States of America	267,882,771	267,882,771	-	-
Switzerland	238,762,522	181,586,070	57,176,452	-
Australia	171,543,126	171,543,126	-	-
Bailiwick of Jersey	162,164,468	86,471,463	75,693,005	-
Other	1,034,062,576	888,219,525	145,843,051	-
Money Market Funds	178,076,524	178,076,524	-	-
Total Investments in Securities:	$ 6,599,721,418	$ 4,946,720,335	$ 1,653,001,083	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 35
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(35)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $1,637,677,232 of which $697,957,467 and $939,719,765 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $126,027,467) - See accompanying schedule: Unaffiliated issuers (cost $5,979,280,612)	$ 6,218,462,627
Fidelity Central Funds (cost $178,076,524)	178,076,524
Other affiliated issuers (cost $152,377,915)	203,182,267
Total Investments (cost $6,309,735,051)		$ 6,599,721,418
Receivable for investments sold		136,276,399
Receivable for fund shares sold		7,122,890
Dividends receivable		15,109,772
Distributions receivable from Fidelity Central Funds		80,022
Other receivables		947,969
Total assets		6,759,258,470

Liabilities
Payable for investments purchased	$ 108,531,107
Payable for fund shares redeemed	2,267,344
Accrued management fee	2,739,436
Other affiliated payables	1,272,757
Other payables and accrued expenses	501,442
Collateral on securities loaned, at value	131,257,696
Total liabilities		246,569,782

Net Assets		$ 6,512,688,688
Net Assets consist of:
Paid in capital		$ 7,864,527,445
Undistributed net investment income		85,893,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,728,566,184)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		290,834,266
Net Assets		$ 6,512,688,688
Overseas: Net Asset Value, offering price and redemption price per share ($5,548,689,358 ÷ 175,814,142 shares)		$ 31.56

Class K: Net Asset Value, offering price and redemption price per share ($368,004,318 ÷ 11,650,042 shares)		$ 31.59

Class F: Net Asset Value, offering price and redemption price per share ($595,995,012 ÷ 18,870,397 shares)		$ 31.58

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends (including $3,060,461 earned from other affiliated issuers)		$ 160,786,466
Interest		25,831
Income from Fidelity Central Funds		6,598,769
Income before foreign taxes withheld		167,411,066
Less foreign taxes withheld		(12,596,890)
Total income		154,814,176

Expenses
Management fee Basic fee	$ 48,637,860
Performance adjustment	(7,944,328)
Transfer agent fees	15,331,656
Accounting and security lending fees	1,712,692
Custodian fees and expenses	1,207,677
Independent trustees' compensation	39,713
Depreciation in deferred trustee compensation account	(37)
Registration fees	56,697
Audit	113,545
Legal	51,751
Interest	7,829
Miscellaneous	97,194
Total expenses before reductions	59,312,249
Expense reductions	(2,662,088)	56,650,161
Net investment income (loss)		98,164,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	160,999,122
Other affiliated issuers	21,634,517
Foreign currency transactions	(2,096,186)
Capital gain distributions from Fidelity Central Funds	17,805
Total net realized gain (loss)		180,555,258
Change in net unrealized appreciation (depreciation) on: Investment securities	94,183,082
Assets and liabilities in foreign currencies	666,146
Total change in net unrealized appreciation (depreciation)		94,849,228
Net gain (loss)		275,404,486
Net increase (decrease) in net assets resulting from operations		$ 373,568,501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 98,164,015	$ 119,329,980
Net realized gain (loss)	180,555,258	(1,003,646,089)
Change in net unrealized appreciation (depreciation)	94,849,228	2,100,809,355
Net increase (decrease) in net assets resulting from operations	373,568,501	1,216,493,246
Distributions to shareholders from net investment income	(108,455,793)	(81,537,156)
Distributions to shareholders from net realized gain	(2,308,848)	-
Total distributions	(110,764,641)	(81,537,156)
Share transactions - net increase (decrease)	(771,649,789)	377,264,123
Redemption fees	54,523	81,713
Total increase (decrease) in net assets	(508,791,406)	1,512,301,926

Net Assets
Beginning of period	7,021,480,094	5,509,178,168
End of period (including undistributed net investment income of $85,893,161 and undistributed net investment income of $98,105,298, respectively)	$ 6,512,688,688	$ 7,021,480,094

Financial Highlights - Overseas

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.13	$ 25.43	$ 58.39	$ 47.08	$ 37.65
Income from Investment Operations
Net investment income (loss)B	.42	.52	.55	.70	.63
Net realized and unrealized gain (loss)	1.49	4.55	(27.19)	15.80	9.37
Total from investment operations	1.91	5.07	(26.64)	16.50	10.00
Distributions from net investment income	(.47)	(.37)	(.57)	(.55)	(.41)
Distributions from net realized gain	(.01)	-	(5.75)	(4.64)	(.16)
Total distributions	(.48)	(.37)	(6.32)	(5.19)	(.57)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 31.56	$ 30.13	$ 25.43	$ 58.39	$ 47.08
Total ReturnA	6.33%	20.44%	(50.88)%	38.79%	26.83%
Ratios to Average Net AssetsC,E
Expenses before reductions	.89%	1.02%	1.13%	.95%	1.00%
Expenses net of fee waivers, if any	.89%	1.02%	1.13%	.95%	1.00%
Expenses net of all reductions	.85%	.98%	1.10%	.91%	.90%
Net investment income (loss)	1.41%	2.01%	1.33%	1.43%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,548,689	$ 6,602,017	$ 5,464,901	$ 9,543,353	$ 7,217,287
Portfolio turnover rateD	111%	115%	113%	87%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss)D	.47	.59	.13
Net realized and unrealized gain (loss)	1.50	4.54	(19.68)
Total from investment operations	1.97	5.13	(19.55)
Distributions from net investment income	(.53)	(.42)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.54)	(.42)	-
Redemption fees added to paid in capitalD,I	-	-	-
Net asset value, end of period	$ 31.59	$ 30.16	$ 25.45
Total ReturnB,C	6.55%	20.73%	(43.44)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.69%	.78%	.96%A
Expenses net of fee waivers, if any	.69%	.78%	.96%A
Expenses net of all reductions	.66%	.74%	.93%A
Net investment income (loss)	1.60%	2.25%	1.08%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rateF	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.15	$ 26.62
Income from Investment Operations
Net investment income (loss)D	.48	.07
Net realized and unrealized gain (loss)	1.51	3.46
Total from investment operations	1.99	3.53
Distributions from net investment income	(.55)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.56)	-
Redemption fees added to paid in capitalD,I	-	-
Net asset value, end of period	$ 31.58	$ 30.15
Total ReturnB,C	6.60%	13.26%
Ratios to Average Net AssetsE,H
Expenses before reductions	.64%	.68%A
Expenses net of fee waivers, if any	.64%	.68%A
Expenses net of all reductions	.60%	.64%A
Net investment income (loss)	1.66%	.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 595,995	$ 36,415
Portfolio turnover rateF	111%	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas, Class K, and Class F shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 680,769,014
Gross unrealized depreciation	(481,671,593)
Net unrealized appreciation (depreciation)	$ 199,097,421

Tax Cost	$ 6,400,623,997

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 86,052,773
Capital loss carryforward	$ (1,637,677,232)
Net unrealized appreciation (depreciation)	$ 199,945,316

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 110,764,641	$ 81,537,156

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,369,512,168 and $8,098,799,007, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	15,119,234.25
Class K	212,422.05
	$ 15,331,656

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,413 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,768,107.44%		$ 7,829

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,318 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,382,864. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,661,854 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $234.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Overseas	$ 100,374,591	$ 78,759,447
Class K	6,711,130	2,777,709
Class F	1,370,072	-
Total	$ 108,455,793	$ 81,537,156
From net realized gain
Overseas	$ 2,158,312	$ -
Class K	126,111	-
Class F	24,425	-
Total	$ 2,308,848	$ -

A Distributions to shareholders for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Overseas
Shares sold	36,113,789	47,857,124	$ 1,067,886,397	$ 1,179,178,777
Conversion to Class KB	-	(11,269,934)	-	(265,380,751)
Reinvestment of distributions	3,238,247	3,481,434	101,747,555	78,089,426
Shares redeemed	(82,678,886)	(35,803,556)	(2,430,908,864)	(910,091,016)
Net increase (decrease)	(43,326,850)	4,265,068	($ 1,261,274,912)	$ 81,796,436
Class K
Shares sold	5,090,117	2,178,017	$ 151,156,491	$ 56,176,528
Conversion from OverseasB	-	11,270,235	-	265,380,751
Reinvestment of distributions	217,803	123,950	6,837,242	2,777,709
Shares redeemed	(6,358,836)	(2,610,676)	(189,093,826)	(67,054,987)
Net increase (decrease)	(1,050,916)	10,961,526	($ 31,100,093)	$ 257,280,001
Class F
Shares sold	22,173,982	1,220,610	$ 652,570,206	$ 38,599,366
Reinvestment of distributions	44,465	-	1,394,498	-
Shares redeemed	(4,555,729)	(12,931)	(133,239,488)	(411,680)
Net increase (decrease)	17,662,718	1,207,679	$ 520,725,216	$ 38,187,686

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

B Conversion transactions for class K and Overseas are presented for the period November 1, 2008 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Freedom Funds and Fidelity Freedom K® Funds were the owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.42%
Actual		$ 1,000.00	$ 1,044.80	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class T	1.68%
Actual		$ 1,000.00	$ 1,043.60	$ 8.65
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.17%
Actual		$ 1,000.00	$ 1,040.70	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Class C	2.17%
Actual		$ 1,000.00	$ 1,040.80	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Worldwide	1.11%
Actual		$ 1,000.00	$ 1,045.80	$ 5.72
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.18%
Actual		$ 1,000.00	$ 1,045.80	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	18.18%	4.93%	4.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Annual Report

Fidelity Worldwide Fund

Management's Discussion of Fund Performance

Market Recap: Developed-markets equities rode a wave of volatility during the 12 months ending October 31, 2010, en route to producing above-average gains. Stocks posted solid advances in the first half of the period, despite growing concerns about the Greece-led European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel developed-world stocks about 18%. For the full year, the MSCI® World Index gained 13.15%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and the United States were standouts, returning 23% and 17%, respectively. U.S. stocks - which comprised almost half of the index - were lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. The Pacific Basin ex-Japan segment rose 15% for the period, aided in part by solid results from Hong Kong. Elsewhere, the U.K. returned 13%, while the remainder of Europe rose just 7%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan advanced only 5%, a result of that nation's continued weak economy.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2010, the fund's Retail Class shares returned 18.18%, outpacing the MSCI index. Our focus on reasonably valued stocks with good balance sheets and strong earnings growth prospects helped drive favorable stock selection, especially in the information technology and industrials sectors. U.S. stocks - about 47% of assets, on average - had the biggest positive impact on performance. Good stock picking within strong-performing emerging markets, where the fund had a small out-of-benchmark stake, also contributed, as did favorable positioning in Europe and Japan. Weak security selection and an underweighting in Canada - along with the associated currency drag - disappointing stock selection in energy and a small cash position hampered performance. Individual contributors included Cummins, a leading diesel engine manufacturer, and Union Pacific, a West Coast railroad company. Both of these industrials firms benefited from a recovering economy. Within technology, Apple was up sharply, thanks to the successful launch of the iPad and worldwide growth of the iPhone. Untimely ownership of both General Electric, a diversified conglomerate in the industrials sector, and coal company Peabody Energy detracted from results. These stocks were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United States of America	47.3%
United Kingdom	10.6%
Japan	6.1%
Germany	4.5%
France	4.4%
Switzerland	3.9%
Spain	1.9%
Denmark	1.9%
India	1.7%
Other	17.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United States of America	50.2%
United Kingdom	9.8%
Japan	9.1%
France	4.7%
Switzerland	3.6%
Germany	3.3%
Netherlands	1.8%
Australia	1.5%
Spain	1.4%
Other	14.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	98.6
Bonds	0.2	0.0
Short-Term Investments and Net Other Assets	1.6	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America, Road & Rail)	2.7	2.7
Cummins, Inc. (United States of America, Machinery)	2.3	2.2
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.0	0.0
Estee Lauder Companies, Inc. Class A (United States of America, Personal Products)	1.9	0.9
Google, Inc. Class A (United States of America, Internet Software & Services)	1.8	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.8	2.3
Perrigo Co. (United States of America, Pharmaceuticals)	1.5	0.4
Edwards Lifesciences Corp. (United States of America, Health Care Equipment & Supplies)	1.3	0.6
eBay, Inc. (United States of America, Internet Software & Services)	1.3	0.0
CSX Corp. (United States of America, Road & Rail)	1.3	0.9
	17.9
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.0	15.8
Consumer Discretionary	17.1	16.7
Information Technology	15.6	15.2
Financials	13.5	18.9
Health Care	10.3	10.3
Energy	8.4	8.8
Consumer Staples	7.0	5.6
Materials	6.3	4.6
Telecommunication Services	3.0	1.9
Utilities	0.2	0.8

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.5%
Australia & New Zealand Banking Group Ltd.	244,941	$ 5,953,320
JB Hi-Fi Ltd.	75,078	1,462,177
Macquarie Group Ltd.	78,951	2,799,865
Newcrest Mining Ltd.	70,629	2,764,900
Wesfarmers Ltd.	61,452	1,995,076
Westfield Group unit	128,519	1,558,687
TOTAL AUSTRALIA		16,534,025
Bailiwick of Jersey - 0.3%
Experian PLC	201,300	2,339,830
Informa PLC	111,595	779,533
TOTAL BAILIWICK OF JERSEY		3,119,363
Belgium - 0.6%
Anheuser-Busch InBev SA NV	98,425	6,167,699
EVS Broadcast Equipment SA	13,200	828,358
TOTAL BELGIUM		6,996,057
Bermuda - 0.5%
Huabao International Holdings Ltd.	1,495,000	2,252,746
Li & Fung Ltd.	258,000	1,363,019
Noble Group Ltd.	1,474,363	2,118,763
Sihuan Pharmaceutical Holdings Group Ltd.	53,000	38,496
TOTAL BERMUDA		5,773,024
Brazil - 1.0%
Banco ABC Brasil SA	60,000	591,112
Banco Santander (Brasil) SA ADR	102,900	1,481,760
Cia Hering SA	4,000	196,920
Diagnosticos da America SA	135,000	1,666,471
Drogasil SA	85,300	2,157,571
Hypermarcas SA (a)	13,000	213,967
Lojas Renner SA	7,000	276,511
Natura Cosmeticos SA	7,000	200,388
Souza Cruz Industria Comerico	85,300	4,382,832
TOTAL BRAZIL		11,167,532
British Virgin Islands - 0.7%
HLS Systems International Ltd. (a)	67,343	851,216
Playtech Ltd.	200,359	1,437,301
UTI Worldwide, Inc.	303,000	5,823,660
TOTAL BRITISH VIRGIN ISLANDS		8,112,177
Canada - 1.5%
Agrium, Inc.	20,000	1,769,193
Dollarama, Inc.	72,209	1,903,106
First Quantum Minerals Ltd.	13,800	1,208,430
InterOil Corp. (a)	13,400	953,812
Keyera Facilities Income Fund	99,000	3,072,213
Niko Resources Ltd.	26,700	2,547,220
Open Text Corp. (a)	41,800	1,849,217

	Shares	Value
Pan American Silver Corp.	45,500	$ 1,452,360
Petrobank Energy & Resources Ltd. (a)	46,800	1,862,547
TOTAL CANADA		16,618,098
Cayman Islands - 1.5%
Belle International Holdings Ltd.	505,000	912,111
Bosideng International Holdings Ltd.	4,572,000	2,312,174
China Lodging Group Ltd. ADR	36,400	884,884
Ctrip.com International Ltd. sponsored ADR (a)	27,200	1,416,304
Eurasia Drilling Co. Ltd. GDR (d)	27,400	698,700
Evergreen International Holdings Ltd. (a)	58,000	34,420
Hengdeli Holdings Ltd.	4,104,000	2,276,691
Herbalife Ltd.	26,000	1,660,360
Mongolian Mining Corp.	1,526,000	1,651,752
Perfect World Co. Ltd. sponsored ADR Class B (a)	50,200	1,626,480
Shenguan Holdings Group Ltd.	1,148,000	1,495,862
TPK Holdings Co.	3,000	49,502
Want Want China Holdings Ltd.	2,043,000	1,884,528
TOTAL CAYMAN ISLANDS		16,903,768
China - 0.6%
Baidu.com, Inc. sponsored ADR (a)	17,900	1,969,179
China Merchants Bank Co. Ltd. (H Shares)	1,000,500	2,839,671
Comba Telecom Systems Holdings Ltd.	408,980	464,315
Minth Group Ltd.	238,000	445,218
Zhaojin Mining Industry Co. Ltd. (H Shares)	255,500	794,394
ZTE Corp. (H Shares)	128,376	476,985
TOTAL CHINA		6,989,762
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	1,232,268	34,550
Denmark - 1.9%
Carlsberg AS Series B	37,700	4,122,371
Novo Nordisk AS Series B	94,116	9,880,512
Pandora A/S	41,900	2,032,804
William Demant Holding AS (a)	58,200	4,362,475
TOTAL DENMARK		20,398,162
Egypt - 0.1%
Orascom Construction Industries SAE GDR	24,600	1,138,980
France - 4.4%
Accor SA	39,500	1,619,463
Atos Origin SA (a)	65,745	3,039,452
AXA SA	119,037	2,166,493
BNP Paribas SA	53,888	3,940,328
Carrefour SA	53,867	2,906,687
Compagnie Generale de Geophysique SA (a)	58,200	1,359,134
Edenred (a)	59,000	1,235,538
Essilor International SA	30,396	2,029,291
Common Stocks - continued
	Shares	Value
France - continued
GDF Suez	41,100	$ 1,640,169
Iliad Group SA	27,158	3,057,130
LVMH Moet Hennessy - Louis Vuitton	42,788	6,703,907
Pernod-Ricard SA	21,114	1,871,741
PPR SA	36,550	5,991,013
Sanofi-Aventis	15,104	1,057,944
Schneider Electric SA	32,065	4,550,918
Societe Generale Series A	64,751	3,876,457
Unibail-Rodamco	6,389	1,330,829
TOTAL FRANCE		48,376,494
Germany - 3.1%
Bayerische Motoren Werke AG (BMW)	121,009	8,673,149
Fresenius Medical Care AG & Co. KGaA	53,500	3,407,237
GEA Group AG	110,697	2,894,211
HeidelbergCement AG	11,766	615,334
Kabel Deutschland Holding AG	68,500	3,083,895
MAN SE	45,742	5,028,169
Metro AG	23,500	1,646,725
PSI AG	69,000	1,515,999
Siemens AG	59,514	6,797,107
Software AG (Bearer)	6,000	840,714
TOTAL GERMANY		34,502,540
Greece - 0.1%
Coca-Cola Hellenic Bottling Co. SA	36,300	939,479
Hong Kong - 0.9%
AIA Group Ltd.	543,200	1,615,321
Henderson Land Development Co. Ltd.	204,232	1,450,472
I.T Ltd.	1,134,000	956,795
Techtronic Industries Co. Ltd.	3,575,500	3,621,051
Wharf Holdings Ltd.	264,000	1,733,604
TOTAL HONG KONG		9,377,243
India - 1.7%
Adani Enterprises Ltd.	108,277	1,720,829
Gitanjali Gems Ltd.	135,298	904,886
Housing Development Finance Corp. Ltd.	81,615	1,266,252
IndusInd Bank Ltd.	112,500	669,036
INFO Edge India Ltd.	36,696	563,252
Infrastructure Development Finance Co. Ltd.	329,354	1,486,458
Larsen & Toubro Ltd.	57,646	2,637,215
LIC Housing Finance Ltd.	108,161	3,271,184
Reliance Industries Ltd.	74,372	1,839,375
Rural Electrification Corp. Ltd.	149,130	1,247,040
Shriram Transport Finance Co. Ltd.	33,464	665,430
State Bank of India	11,744	834,758
The Jammu & Kashmir Bank Ltd.	30,114	618,551
Titan Industries Ltd.	8,771	702,897
TOTAL INDIA		18,427,163

	Shares	Value
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	1,171,000	$ 1,493,638
PT Tower Bersama Infrastructure Tbk	514,500	146,794
PT XL Axiata Tbk (a)	3,712,000	2,388,137
TOTAL INDONESIA		4,028,569
Ireland - 0.3%
Ingersoll-Rand Co. Ltd.	39,200	1,540,952
James Hardie Industries NV unit (a)	206,041	1,087,961
Ryanair Holdings PLC sponsored ADR	17,000	554,710
TOTAL IRELAND		3,183,623
Israel - 0.1%
Israel Chemicals Ltd.	81,400	1,245,073
Italy - 0.7%
Intesa Sanpaolo SpA	304,069	1,069,377
Intesa Sanpaolo SpA (Risparmio Shares)	347,700	952,616
Prysmian SpA	75,500	1,463,409
Saipem SpA	102,206	4,540,910
TOTAL ITALY		8,026,312
Japan - 6.1%
ABC-Mart, Inc.	84,500	2,874,071
Asics Corp.	155,000	1,673,854
Canon, Inc.	72,250	3,325,904
Cosmos Pharmaceutical Corp.	29,500	928,588
Denso Corp.	86,400	2,686,876
Don Quijote Co. Ltd.	53,400	1,459,259
eAccess Ltd.	1,324	965,811
Fast Retailing Co. Ltd.	4,800	628,758
Goldcrest Co. Ltd.	8,680	187,364
Honda Motor Co. Ltd.	94,600	3,410,215
JSR Corp.	126,300	2,186,354
Keyence Corp.	10,400	2,578,352
Komatsu Ltd.	99,000	2,419,702
Mazda Motor Corp.	807,000	2,050,949
Misumi Group, Inc.	46,300	992,513
Mitsubishi Corp.	107,700	2,586,919
Mitsubishi UFJ Financial Group, Inc.	691,500	3,209,254
Mitsui & Co. Ltd.	120,900	1,901,444
Mizuho Financial Group, Inc.	985,000	1,428,564
Nichi-iko Pharmaceutical Co. Ltd.	64,000	2,257,139
Nintendo Co. Ltd.	4,700	1,217,783
Omron Corp.	75,900	1,761,914
ORIX Corp.	66,920	6,104,048
Osaka Securities Exchange Co. Ltd.	101	508,326
Rakuten, Inc.	4,389	3,381,608
Ricoh Co. Ltd.	164,000	2,294,133
Sawai Pharmaceutical Co. Ltd.	9,100	794,992
SOFTBANK CORP.	220,500	7,081,363
Sony Financial Holdings, Inc.	381	1,325,711
Common Stocks - continued
	Shares	Value
Japan - continued
Start Today Co. Ltd.	392	$ 1,219,307
Sumitomo Mitsui Financial Group, Inc.	63,100	1,883,393
TOTAL JAPAN		67,324,468
Korea (South) - 0.8%
Hyundai Motor Co.	10,383	1,569,684
Kia Motors Corp.	57,390	2,291,517
NCsoft Corp.	5,052	1,111,934
NHN Corp. (a)	6,568	1,165,243
Samsung Electronics Co. Ltd.	1,927	1,276,669
Shinhan Financial Group Co. Ltd.	22,350	865,578
TOTAL KOREA (SOUTH)		8,280,625
Luxembourg - 0.1%
Millicom International Cellular SA	15,000	1,419,000
Mauritius - 0.2%
MakeMyTrip Ltd.	48,400	1,749,660
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	831,200	2,273,425
Netherlands - 1.5%
AEGON NV (a)	192,700	1,220,981
CNH Global NV (a)	29,000	1,151,010
Gemalto NV	38,267	1,742,229
ING Groep NV (Certificaten Van Aandelen) unit (a)	279,400	2,988,464
Koninklijke Philips Electronics NV	124,481	3,796,006
LyondellBasell Industries NV Class A (a)	203,000	5,452,580
Randstad Holdings NV (a)	10,195	485,155
TOTAL NETHERLANDS		16,836,425
Norway - 0.8%
Aker Solutions ASA	102,200	1,555,858
DnB NOR ASA	278,200	3,817,398
Telenor ASA	83,600	1,347,605
Yara International ASA	33,200	1,745,191
TOTAL NORWAY		8,466,052
Poland - 0.1%
Eurocash SA	106,300	977,025
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	279,659	1,281,444
Singapore - 0.2%
Keppel Corp. Ltd.	234,000	1,804,311
South Africa - 1.1%
African Rainbow Minerals Ltd.	33,000	841,883
AngloGold Ashanti Ltd. sponsored ADR	44,700	2,105,817
Clicks Group Ltd.	425,706	2,777,248
Mr Price Group Ltd.	201,100	1,827,542
Sanlam Ltd.	389,600	1,460,503

	Shares	Value
Standard Bank Group Ltd.	72,700	$ 1,072,071
Woolworths Holdings Ltd.	542,336	2,125,199
TOTAL SOUTH AFRICA		12,210,263
Spain - 1.9%
Antena 3 Television SA	118,200	1,207,205
Banco Bilbao Vizcaya Argentaria SA	227,085	2,990,962
Banco Santander SA	477,562	6,128,223
Gestevision Telecinco SA	125,500	1,600,631
Inditex SA (c)	21,397	1,786,669
Prosegur Compania de Seguridad SA (Reg.)	25,800	1,545,829
Telefonica SA	197,595	5,338,170
TOTAL SPAIN		20,597,689
Sweden - 0.9%
Elekta AB (B Shares)	119,900	4,536,446
H&M Hennes & Mauritz AB (B Shares)	72,098	2,540,091
Modern Times Group MTG AB (B Shares)	32,200	2,308,881
TOTAL SWEDEN		9,385,418
Switzerland - 3.9%
Adecco SA (Reg.)	13,014	727,150
Compagnie Financiere Richemont SA Series A	38,215	1,905,412
Credit Suisse Group	34,493	1,427,527
Kuehne & Nagel International AG	10,620	1,313,002
Lonza Group AG	18,865	1,651,059
Nestle SA	155,400	8,509,229
Novartis AG	145,299	8,416,456
Partners Group Holding	9,538	1,744,136
Schindler Holding AG (participation certificate)	12,684	1,359,437
Sonova Holding AG Class B	11,956	1,384,654
Syngenta AG sponsored ADR	75,000	4,153,500
The Swatch Group AG (Bearer)	9,810	3,748,200
UBS AG (a)	192,640	3,271,483
Zurich Financial Services AG	13,722	3,358,185
TOTAL SWITZERLAND		42,969,430
Taiwan - 0.3%
HTC Corp.	126,150	2,848,216
Thailand - 0.2%
Bangkok Bank Public Co. Ltd. (For. Reg.)	467,000	2,409,870
Turkey - 0.4%
Boyner Buyuk Magazacilik AS (a)	386,000	898,864
Dogus Otomotiv Servis ve Ticaret AS (a)	158,000	1,189,709
Turkiye Garanti Bankasi AS	371,000	2,276,232
TOTAL TURKEY		4,364,805
United Kingdom - 10.6%
Aberdeen Asset Management PLC	653,342	1,861,125
Aegis Group PLC	684,232	1,377,977
Anglo American PLC (United Kingdom)	87,218	4,063,532
AstraZeneca PLC (United Kingdom)	98,174	4,937,722
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Barclays PLC	1,108,831	$ 4,872,084
BG Group PLC	45,448	885,060
BHP Billiton PLC	293,276	10,388,003
BP PLC	1,345,000	9,141,048
British American Tobacco PLC (United Kingdom)	17,600	670,411
British Land Co. PLC	128,755	1,051,021
Britvic PLC	295,400	2,283,079
Burberry Group PLC	132,500	2,163,183
Carphone Warehouse Group PLC	852,279	4,157,883
Cookson Group PLC (a)	82,570	681,291
Dialog Semiconductor PLC (a)	25,000	456,048
GlaxoSmithKline PLC	343,200	6,701,011
HSBC Holdings PLC (United Kingdom)	643,709	6,698,656
IG Group Holdings PLC	354,329	3,000,232
InterContinental Hotel Group PLC	115,278	2,226,098
International Personal Finance PLC	517,515	2,578,615
International Power PLC	213,071	1,424,544
Legal & General Group PLC	996,089	1,602,268
Lloyds Banking Group PLC (a)	2,775,954	3,050,734
Micro Focus International PLC	116,800	714,467
Ocado Group PLC (a)	898,900	2,011,921
Reckitt Benckiser Group PLC	77,341	4,325,764
Rio Tinto PLC	81,540	5,295,383
Royal Dutch Shell PLC Class B	323,756	10,359,427
Schroders PLC	85,800	2,170,564
SuperGroup PLC	11,000	199,147
TalkTalk Telecom Group PLC (a)	964,758	2,038,761
Ultra Electronics Holdings PLC	32,400	966,039
Vodafone Group PLC	1,916,500	5,238,297
Vodafone Group PLC sponsored ADR	47,212	1,298,802
Wolseley PLC (a)	75,760	2,018,531
Xstrata PLC	173,300	3,358,208
TOTAL UNITED KINGDOM		116,266,936
United States of America - 45.5%
Amazon.com, Inc. (a)	47,800	7,893,692
Ameriprise Financial, Inc.	110,000	5,685,900
AMETEK, Inc.	85,000	4,594,250
Anadarko Petroleum Corp.	156,000	9,604,920
AnnTaylor Stores Corp. (a)	61,000	1,421,300
Apple, Inc. (a)	64,600	19,436,202
Ardea Biosciences, Inc. (a)	33,058	704,797
AsiaInfo Holdings, Inc. (a)	39,100	868,802
Autoliv, Inc.	38,000	2,709,400
Berkshire Hathaway, Inc. Class B (a)	134,000	10,661,040
BioMarin Pharmaceutical, Inc. (a)	124,000	3,243,840
Broadcom Corp. Class A	140,000	5,703,600
C.H. Robinson Worldwide, Inc.	66,000	4,651,680
Caterpillar, Inc.	86,000	6,759,600
Celanese Corp. Class A	18,000	641,700
CF Industries Holdings, Inc.	15,200	1,862,456
Chevron Corp.	102,000	8,426,220

	Shares	Value
Citi Trends, Inc. (a)	53,000	$ 1,111,940
Citrix Systems, Inc. (a)	82,000	5,253,740
Cloud Peak Energy, Inc.	137,000	2,379,690
Cognizant Technology Solutions Corp. Class A (a)	161,000	10,495,590
CSX Corp.	224,000	13,764,800
Cummins, Inc.	287,000	25,284,700
Danaher Corp.	13,000	563,680
Eaton Corp.	83,000	7,372,890
eBay, Inc. (a)	476,000	14,189,560
Echo Global Logistics, Inc.	25,000	355,000
Edwards Lifesciences Corp. (a)	228,000	14,571,480
Elizabeth Arden, Inc. (a)	44,547	910,986
Emerson Electric Co.	169,000	9,278,100
Endo Pharmaceuticals Holdings, Inc. (a)	179,000	6,576,460
EnerSys (a)	30,000	790,800
Estee Lauder Companies, Inc. Class A	288,000	20,496,960
Exxon Mobil Corp.	331,000	22,001,570
Ford Motor Co. (a)	180,000	2,543,400
Fossil, Inc. (a)	105,900	6,247,041
Freeport-McMoRan Copper & Gold, Inc.	92,300	8,738,964
G-III Apparel Group Ltd. (a)	147,600	3,896,640
Google, Inc. Class A (a)	33,000	20,228,670
Greenbrier Companies, Inc. (a)	81,000	1,474,200
Hess Corp.	51,000	3,214,530
HMS Holdings Corp. (a)	30,000	1,803,300
Holly Corp.	33,000	1,080,090
Illumina, Inc. (a)	16,800	912,408
ImmunoGen, Inc. (a)	45,523	374,199
Informatica Corp. (a)	109,970	4,474,679
iRobot Corp. (a)	194,000	4,050,720
Isilon Systems, Inc. (a)	48,000	1,366,560
Jos. A. Bank Clothiers, Inc. (a)	190,500	8,305,800
Juniper Networks, Inc. (a)	69,000	2,234,910
M.D.C. Holdings, Inc.	25,000	643,750
Mako Surgical Corp. (a)(c)	155,300	1,674,134
MasterCard, Inc. Class A	5,000	1,200,300
Micromet, Inc. (a)	100,000	749,000
MIPS Technologies, Inc. (a)	330,000	4,851,000
Molycorp, Inc. (c)	34,000	1,203,600
NetApp, Inc. (a)	15,000	798,750
Neurocrine Biosciences, Inc. (a)	27,895	227,065
NII Holdings, Inc. (a)	101,200	4,231,172
NIKE, Inc. Class B	32,000	2,606,080
Oil States International, Inc. (a)	72,000	3,680,640
OpenTable, Inc. (a)	7,000	429,450
Oracle Corp.	291,000	8,555,400
PACCAR, Inc.	72,000	3,690,720
Perrigo Co.	252,000	16,601,760
Phillips-Van Heusen Corp.	149,900	9,194,866
Precision Castparts Corp.	27,000	3,687,660
Prestige Brands Holdings, Inc. (a)	179,000	1,924,250
Public Storage	32,000	3,175,040
Common Stocks - continued
	Shares	Value
United States of America - continued
QUALCOMM, Inc.	215,000	$ 9,702,950
Red Hat, Inc. (a)	38,000	1,605,880
Riverbed Technology, Inc. (a)	42,000	2,416,680
Roper Industries, Inc.	20,000	1,388,600
Ross Stores, Inc.	15,000	884,850
Salesforce.com, Inc. (a)	31,055	3,604,554
Sapient Corp.	95,000	1,250,200
Skyworks Solutions, Inc. (a)	544,000	12,463,040
Solera Holdings, Inc.	20,000	961,000
Southwest Airlines Co.	549,000	7,554,240
Stericycle, Inc. (a)	28,000	2,008,720
Steven Madden Ltd. (a)	21,000	888,300
Summer Infant, Inc. (a)	50,000	400,000
Susser Holdings Corp. (a)	5,000	68,350
SVB Financial Group (a)	72,730	3,152,118
Targacept, Inc. (a)	53,000	1,312,280
Tenneco, Inc. (a)	37,000	1,206,940
The Mosaic Co.	20,900	1,529,044
Theravance, Inc. (a)	137,000	2,792,060
Titan International, Inc. (c)	119,000	1,805,230
TJX Companies, Inc.	20,000	917,800
TRW Automotive Holdings Corp. (a)	44,000	2,010,360
Union Pacific Corp.	337,600	29,600,776
United Therapeutics Corp. (a)	12,600	756,000
Vera Bradley, Inc. (a)	1,100	30,085
VeriFone Holdings, Inc. (a)	42,000	1,420,860
Virgin Media, Inc.	160,500	4,081,515
VMware, Inc. Class A (a)	6,000	458,760
Volcano Corp. (a)	123,000	3,003,660
Walter Energy, Inc.	15,900	1,398,564
WebMD Health Corp. (a)	71,726	3,749,835
Whiting Petroleum Corp. (a)	24,000	2,410,560
WMS Industries, Inc. (a)	20,000	872,600
ZIOPHARM Oncology, Inc. (a)	270,000	1,163,700
Zix Corp. (a)	100,000	389,000
TOTAL UNITED STATES OF AMERICA		499,597,204
TOTAL COMMON STOCKS (Cost $913,622,525)		1,062,954,260
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
ProSiebenSat.1 Media AG	41,900	1,107,150
Volkswagen AG	91,000	13,675,171
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $11,953,393)		14,782,321
Convertible Bonds - 0.2%
	Principal Amount	Value
United States of America - 0.2%
Newpark Resources, Inc. 4% 10/1/17	$ 750,000	$ 690,825
Volcano Corp. 2.875% 9/1/15	860,000	940,926
TOTAL CONVERTIBLE BONDS (Cost $1,610,000)		1,631,751
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.23% (b)	13,142,928	13,142,928
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	3,828,100	3,828,100
TOTAL MONEY MARKET FUNDS (Cost $16,971,028)		16,971,028
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $944,156,946)	1,096,339,360
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,588,761
NET ASSETS - 100%	$ 1,097,928,121
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $698,700 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 33,659
Fidelity Securities Lending Cash Central Fund	257,400
Total	$ 291,059
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 499,597,204	$ 499,597,204	$ -	$ -
United Kingdom	116,266,936	46,688,062	69,578,874	-
Japan	67,324,468	32,416,994	34,907,474	-
Germany	49,284,861	39,080,517	10,204,344	-
France	48,376,494	45,959,416	2,417,078	-
Switzerland	42,969,430	29,853,964	13,115,466	-
Spain	20,597,689	6,140,334	14,457,355	-
Denmark	20,398,162	10,517,650	9,880,512	-
India	18,427,163	18,427,163	-	-
Cyprus	34,550	-	-	34,550
Other	194,459,624	186,419,753	8,039,871	-
Corporate Bonds	1,631,751	-	1,631,751	-
Money Market Funds	16,971,028	16,971,028	-	-
Total Investments in Securities:	$ 1,096,339,360	$ 932,072,085	$ 164,232,725	$ 34,550
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(36,260)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	70,810
Transfers out of Level 3	-
Ending Balance	$ 34,550
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (36,260)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $165,341,843 of which $21,859,750 and $143,482,093 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $3,745,161) - See accompanying schedule: Unaffiliated issuers (cost $927,185,918)	$ 1,079,368,332
Fidelity Central Funds (cost $16,971,028)	16,971,028
Total Investments (cost $944,156,946)		$ 1,096,339,360
Cash		1
Receivable for investments sold		28,129,502
Receivable for fund shares sold		823,725
Dividends receivable		1,062,804
Interest receivable		4,914
Distributions receivable from Fidelity Central Funds		6,115
Other receivables		273,028
Total assets		1,126,639,449

Liabilities
Payable for investments purchased	$ 22,295,156
Payable for fund shares redeemed	1,004,722
Accrued management fee	654,093
Distribution and service plan fees payable	2,780
Other affiliated payables	259,457
Other payables and accrued expenses	667,020
Collateral on securities loaned, at value	3,828,100
Total liabilities		28,711,328

Net Assets		$ 1,097,928,121
Net Assets consist of:
Paid in capital		$ 1,119,079,477
Undistributed net investment income		4,480,160
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(177,294,491)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,662,975
Net Assets		$ 1,097,928,121

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,530,175 ÷ 430,387 shares)	$ 17.50

Maximum offering price per share (100/94.25 of $17.50)	$ 18.57
Class T: Net Asset Value and redemption price per share ($1,120,118 ÷ 64,167 shares)	$ 17.46

Maximum offering price per share (100/96.50 of $17.46)	$ 18.09
Class B: Net Asset Value and offering price per share ($305,259 ÷ 17,554 shares)A	$ 17.39

Class C: Net Asset Value and offering price per share ($709,608 ÷ 40,879 shares)A	$ 17.36

Worldwide: Net Asset Value, offering price and redemption price per share ($1,087,928,252 ÷ 61,872,662 shares)	$ 17.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($334,709 ÷ 19,050 shares)	$ 17.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends		$ 17,385,889
Interest		56,807
Income from Fidelity Central Funds		291,059
Income before foreign taxes withheld		17,733,755
Less foreign taxes withheld		(1,004,412)
Total income		16,729,343

Expenses
Management fee Basic fee	$ 7,318,345
Performance adjustment	963,702
Transfer agent fees	2,662,400
Distribution and service plan fees	20,954
Accounting and security lending fees	482,070
Custodian fees and expenses	253,340
Independent trustees' compensation	5,982
Registration fees	81,815
Audit	77,918
Legal	5,594
Miscellaneous	14,254
Total expenses before reductions	11,886,374
Expense reductions	(325,816)	11,560,558
Net investment income (loss)		5,168,785
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,310)	100,622,328
Foreign currency transactions	(292,326)
Total net realized gain (loss)		100,330,002
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $504,850)	67,000,721
Assets and liabilities in foreign currencies	(9,475)
Total change in net unrealized appreciation (depreciation)		66,991,246
Net gain (loss)		167,321,248
Net increase (decrease) in net assets resulting from operations		$ 172,490,033

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,168,785	$ 8,075,049
Net realized gain (loss)	100,330,002	(130,252,833)
Change in net unrealized appreciation (depreciation)	66,991,246	233,691,843
Net increase (decrease) in net assets resulting from operations	172,490,033	111,514,059
Distributions to shareholders from net investment income	(6,419,967)	(11,746,083)
Distributions to shareholders from net realized gain	(993,213)	-
Total distributions	(7,413,180)	(11,746,083)
Share transactions - net increase (decrease)	(61,476,980)	(40,383,349)
Redemption fees	31,293	26,981
Total increase (decrease) in net assets	103,631,166	59,411,608

Net Assets
Beginning of period	994,296,955	934,885,347
End of period (including undistributed net investment income of $4,480,160 and undistributed net investment income of $5,696,383, respectively)	$ 1,097,928,121	$ 994,296,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss)E	.03	(.01)
Net realized and unrealized gain (loss)	2.63	4.09
Total from investment operations	2.66	4.08
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.12)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.50	$ 14.96
Total ReturnB,C,D	17.85%	37.50%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.43%	1.52%A
Expenses net of fee waivers, if any	1.43%	1.52%A
Expenses net of all reductions	1.41%	1.49%A
Net investment income (loss)	.21%	(.06)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,530	$ 993
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.01)	(.01)
Net realized and unrealized gain (loss)	2.62	4.07
Total from investment operations	2.61	4.06
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.09)K	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.46	$ 14.94
Total ReturnB,C,D	17.53%	37.32%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.70%	1.73%A
Expenses net of fee waivers, if any	1.70%	1.73%A
Expenses net of all reductions	1.68%	1.70%A
Net investment income (loss)	(.05) %	(.08)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,120	$ 458
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.09)	(.03)
Net realized and unrealized gain (loss)	2.61	4.04
Total from investment operations	2.52	4.01
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.02)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.39	$ 14.89
Total ReturnB,C,D	16.92%	36.86%
Ratios to Average Net AssetsF,I
Expenses before reductions	2.19%	2.20%A
Expenses net of fee waivers, if any	2.19%	2.20%A
Expenses net of all reductions	2.17%	2.17%A
Net investment income (loss)	(.55)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 305	$ 224
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.09)	(.04)
Net realized and unrealized gain (loss)	2.61	4.05
Total from investment operations	2.52	4.01
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.05)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.36	$ 14.89
Total ReturnB,C,D	16.94%	36.86%
Ratios to Average Net AssetsF,I
Expenses before reductions	2.19%	2.18%A
Expenses net of fee waivers, if any	2.19%	2.18%A
Expenses net of all reductions	2.16%	2.15%A
Net investment income (loss)	(.54)%	(.39)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 710	$ 335
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 13.40	$ 25.18	$ 21.82	$ 19.05
Income from Investment Operations
Net investment income (loss)B	.08	.12	.16	.14	.17
Net realized and unrealized gain (loss)	2.63	1.63	(9.44)	6.05	3.74
Total from investment operations	2.71	1.75	(9.28)	6.19	3.91
Distributions from net investment income	(.10)	(.17)	(.12)	(.17)	(.10)
Distributions from net realized gain	(.02)	-	(2.38)	(2.66)	(1.04)
Total distributions	(.11)G	(.17)	(2.50)	(2.83)	(1.14)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 17.58	$ 14.98	$ 13.40	$ 25.18	$ 21.82
Total ReturnA	18.18%	13.39%	(40.66)%	31.87%	21.31%
Ratios to Average Net AssetsC,E
Expenses before reductions	1.15%	1.27%	1.21%	1.04%	1.08%
Expenses net of fee waivers, if any	1.15%	1.27%	1.21%	1.04%	1.08%
Expenses net of all reductions	1.12%	1.24%	1.19%	1.02%	1.02%
Net investment income (loss)	.50%	.92%	.84%	.66%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,087,928	$ 991,996	$ 934,885	$ 1,773,603	$ 1,328,219
Portfolio turnover rateD	166%	224%	264%	128%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss)D	.07	.06
Net realized and unrealized gain (loss)	2.63	4.06
Total from investment operations	2.70	4.12
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.13)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 17.57	$ 15.00
Total ReturnB,C	18.08%	37.87%
Ratios to Average Net AssetsE,H
Expenses before reductions	1.21%	1.17%A
Expenses net of fee waivers, if any	1.21%	1.17%A
Expenses net of all reductions	1.19%	1.15%A
Net investment income (loss)	.44%	.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 335	$ 290
Portfolio turnover rateF	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,802,860
Gross unrealized depreciation	(32,295,987)
Net unrealized appreciation (depreciation)	$ 137,506,873

Tax Cost	$ 958,832,487

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,203,381
Capital loss carryforward	$ (165,341,843)
Net unrealized appreciation (depreciation)	$ 137,543,936

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 7,413,180	$ 11,746,083

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,661,853,880 and $1,707,033,315, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,876	$ 1,881
Class T	.25%	.25%	3,697	386
Class B	.75%	.25%	2,689	2,305
Class C	.75%	.25%	5,692	3,823
			$ 20,954	$ 8,395

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,564
Class T	943
Class B*	250
Class C*	11
$ 6,768

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,509.29
Class T	2,317.31
Class B	823.31
Class C	1,715.30
Worldwide	2,645,955.26
Institutional Class	1,081.32
	$ 2,662,400

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,964 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,054 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,400.During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Worldwide's operating expenses. During the period, this reimbursement reduced the class' expenses by $43,251.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $282,565 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Class A	$ 9,814	$ -
Class T	2,409	-
Class B	75	-
Class C	827	-
Worldwide	6,404,601	11,746,083
Institutional Class	2,241	-
Total	$ 6,419,967	$ 11,746,083
From net realized gain
Class A	$ 1,404	$ -
Class T	480	-
Class B	191	-
Class C	373	-
Worldwide	990,471	-
Institutional Class	294	-
Total	$ 993,213	$ -

A Distributions for Class A, Class T, Class B Class C and Institutional class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class A
Shares sold	404,777	68,262	$ 6,463,954	$ 954,848
Reinvestment of distributions	589	-	9,399	-
Shares redeemed	(41,328)	(1,913)	(668,935)	(30,621)
Net increase (decrease)	364,038	66,349	$ 5,804,418	$ 924,227

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class T
Shares sold	57,729	31,350	$ 930,150	$ 413,190
Reinvestment of distributions	156	-	2,498	-
Shares redeemed	(24,377)	(691)	(385,540)	(10,728)
Net increase (decrease)	33,508	30,659	$ 547,108	$ 402,462
Class B
Shares sold	11,168	16,229	$ 177,092	$ 199,531
Reinvestment of distributions	16	-	260	-
Shares redeemed	(8,709)	(1,150)	(138,098)	(18,389)
Net increase (decrease)	2,475	15,079	$ 39,254	$ 181,142
Class C
Shares sold	34,028	23,542	$ 543,674	$ 304,403
Reinvestment of distributions	68	-	1,087	-
Shares redeemed	(15,747)	(1,012)	(246,126)	(14,575)
Net increase (decrease)	18,349	22,530	$ 298,635	$ 289,828
Worldwide
Shares sold	8,421,228	9,823,250	$ 135,177,567	$ 126,506,866
Reinvestment of distributions	449,494	959,833	7,194,622	11,413,258
Shares redeemed	(13,209,138)	(14,319,175)	(210,537,866)	(180,350,310)
Net increase (decrease)	(4,338,416)	(3,536,092)	$ (68,165,677)	$ (42,430,186)
Institutional Class
Shares sold	9,920	19,375	$ 162,697	$ 249,261
Reinvestment of distributions	158	-	2,535	-
Shares redeemed	(10,397)	(6)	(165,950)	(83)
Net increase (decrease)	(319)	19,369	$ (718)	$ 249,178

A Share transactions for Class A, Class T, Class B Class C and Institutional class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition,
Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund	12/06/10	12/03/10	$0.368	$0.081
Fidelity International Capital Appreciation Fund	12/06/10	12/03/10	$0.120	$0.100
Fidelity Overseas Fund	12/06/10	12/03/10	$0.481	$0.000
Fidelity Worldwide Fund	12/06/10	12/03/10	$0.078	$0.046

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	Ex Date
Fidelity Diversified International Fund	12/04/2009	100%
Fidelity International Capital Appreciation Fund	12/04/2009	40%
Fidelity Overseas Fund	12/04/2009	100%
Fidelity Overseas Fund	12/30/2009	100%
Fidelity Worldwide Fund	12/04/2009	100%
Fidelity Worldwide Fund	12/30/2009	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Ex Date
Fidelity Worldwide Fund	12/04/2009	58%
Fidelity Worldwide Fund	12/30/2009	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/07/2009	0.296	0.031
Fidelity International Capital Appreciation Fund	12/07/2009	0.084	0.0145
Fidelity Overseas Fund	12/07/2009	0.435	0.0394
Fidelity Overseas Fund	12/31/2009	0.009	0.0000
Fidelity Worldwide Fund	12/07/2009	0.097	0.0113
Fidelity Worldwide Fund	12/31/2009	0.004	0.0000

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance (Diversified International Fund and Overseas Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class (except Class F), as well as each fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of each fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the one-year cumulative total return of the retail class of the fund was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (International Capital Appreciation Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Worldwide Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The Advisor classes of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund.

Annual Report

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was below its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of International Capital Appreciation Fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of the total expenses of each class of each of Diversified International Fund, Overseas Fund, and Worldwide Fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Worldwide Fund), and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class of Diversified International Fund and Overseas Fund ranked below its competitive median for 2009.

The Board noted that the total expenses of International Capital Appreciation ranked below its competitive median for 2009.

The Board noted that the total expenses of each of Class B, Class C, and the retail class of Worldwide Fund ranked below its competitive median for 2009, the total expenses of Class A ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of International Capital Appreciation Fund and the total expenses of each class of Diversified International Fund, Overseas Fund, and Worldwide Fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund

The Northern Trust Company
Chicago, IL

Fidelity International Capital Appreciation Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

IBD-UANNPRO-1210
1.784774.107

Fidelity®
Diversified International
Fund -
Class F

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class F A	11.41%	3.41%	5.66%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund - Class F on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Class F shares gained 11.41%, solidly outperforming the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. The fund was helped most by strong security selection in the consumer discretionary, materials, technology, financials and health care groups. In terms of countries, my picks in Germany were particularly productive, while underweighting Japan and overweighting China also aided results. Individual contributors included Danish pharmaceutical company Novo Nordisk, German automakers Volkswagen - since sold - and BMW, two out-of-benchmark positions - Chinese Internet search provider Baidu and Taiwanese smart phone manufacturer HTC - German medical equipment company Fresenius and French holding company PPR. Conversely, underweighting industrials hurt, as did overweighting energy. Geographically, unfavorable stock selection in the United Kingdom and China curtailed results. At the issuer level, detractors included out-of-index energy company Transocean, Spanish telecommunications company Telefonica, an out-of-benchmark investment in Canadian energy firm Petrobank Energy & Resources, not owning French luxury goods and index component Richemont and a since-sold position in Swiss pharmaceutical firm Actelion.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Diversified International	.96%
Actual		$ 1,000.00	$ 1,062.30	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class K	.78%
Actual		$ 1,000.00	$ 1,063.00	$ 4.06
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Class F	.73%
Actual		$ 1,000.00	$ 1,063.80	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom	18.4%
Japan	11.8%
United States of America	10.4%
Germany	8.1%
Switzerland	7.7%
France	7.0%
Canada	4.3%
Spain	3.9%
Netherlands	3.2%
Other	25.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	17.1%
Japan	15.1%
United States of America	10.7%
France	9.5%
Switzerland	8.0%
Germany	7.6%
Spain	4.2%
Canada	4.0%
Australia	2.8%
Other	21.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.9	96.9
Short-Term Investments and Net Other Assets	4.1	3.1
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	1.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	0.9
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.9	1.4
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	1.7	1.3
Banco Santander SA sponsored ADR (Spain, Commercial Banks)	1.5	1.2
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.5	2.0
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.4	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
Siemens AG (Germany, Industrial Conglomerates)	1.1	0.7
	16.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	21.3
Consumer Discretionary	13.8	10.3
Energy	11.4	10.6
Materials	10.2	8.8
Information Technology	9.5	10.6
Consumer Staples	9.2	8.9
Industrials	8.2	9.5
Health Care	7.3	9.4
Telecommunication Services	5.4	5.3
Utilities	0.4	2.2

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR	45,100	$ 1,075,184
Australia - 3.1%
AMP Ltd.	14,831,137	77,586,587
BHP Billiton Ltd. sponsored ADR (d)	7,059,600	583,052,364
Centamin Egypt Ltd. (United Kingdom) (a)	173,900	482,002
Newcrest Mining Ltd.	7,469,169	292,394,171
QBE Insurance Group Ltd.	4,150,000	69,846,106
Westfield Group unit	4,650,000	56,395,512
TOTAL AUSTRALIA		1,079,756,742
Bahamas (Nassau) - 0.0%
Petrominerales Ltd.	19,000	486,783
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	50,499,100	211,895,783
Bailiwick of Jersey - 1.7%
Experian PLC	16,227,900	188,626,591
Informa PLC	13,102,770	91,527,749
Randgold Resources Ltd. sponsored ADR	888,300	83,429,136
Shire PLC	2,291,500	53,768,144
WPP PLC	15,153,311	176,073,094
TOTAL BAILIWICK OF JERSEY		593,424,714
Belgium - 1.3%
Ageas	25,335,700	77,874,672
Anheuser-Busch InBev SA NV	6,035,621	378,215,859
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	22,288
Telenet Group Holding NV	35,000	1,461,023
TOTAL BELGIUM		457,573,842
Bermuda - 0.7%
Central European Media Enterprises Ltd. Class A (a)	19,000	437,950
China Green (Holdings) Ltd.	471,000	483,077
GP Investments, Ltd. unit (a)	121,051	512,325
Huabao International Holdings Ltd.	77,697,000	117,078,015
Li & Fung Ltd.	23,006,000	121,541,132
Sihuan Pharmaceutical Holdings Group Ltd.	1,715,000	1,245,664
Vtech Holdings Ltd.	93,100	968,684
TOTAL BERMUDA		242,266,847
Brazil - 1.6%
Banco Bradesco SA	124,600	2,006,842
Banco do Brasil SA	5,700,000	110,904,068
Banco Santander (Brasil) SA ADR	5,000,000	72,000,000
BM&F Bovespa SA	11,250,000	94,234,952
Drogasil SA	2,204,300	55,755,366
Estacio Participacoes SA	2,189,965	32,710,446
Fleury SA	40,400	522,455

	Shares	Value
Hypermarcas SA (a)	29,700	$ 488,831
Itau Unibanco Banco Multiplo SA ADR	4,088,800	100,420,928
Mills Estruturas e Servicos de Engenharia SA (a)	1,727,100	20,842,560
Porto Seguro SA	33,400	490,830
Souza Cruz Industria Comerico	875,000	44,958,706
Tractebel Energia SA	64,300	978,938
Weg SA	1,248,292	16,120,959
TOTAL BRAZIL		552,435,881
British Virgin Islands - 0.0%
HLS Systems International Ltd. (a)	40,900	516,976
Canada - 4.3%
Agnico-Eagle Mines Ltd. (Canada)	1,250,000	96,945,779
Barrick Gold Corp.	1,500,000	72,242,377
Canadian Natural Resources Ltd.	4,000,000	145,622,120
Fairfax Financial Holdings Ltd. (sub. vtg.)	170,000	69,538,484
Goldcorp, Inc.	1,475,000	65,860,869
InterOil Corp. (a)(d)	560,000	39,860,800
Ivanhoe Mines Ltd. (a)	1,958,400	46,890,997
Loblaw Companies Ltd. (d)	787,000	33,628,258
Niko Resources Ltd.	2,242,600	213,947,426
Open Text Corp. (a)	1,445,400	63,943,963
OZ Optics Ltd. unit (a)(g)	102,000	451,860
Painted Pony Petroleum Ltd. (a)(e)(f)	1,386,600	9,544,006
Painted Pony Petroleum Ltd. Class A (a)(e)	3,125,000	21,509,462
Petrobank Energy & Resources Ltd. (a)(e)	5,625,000	223,863,859
Silver Wheaton Corp. (a)	2,126,900	61,143,944
Suncor Energy, Inc.	3,100,000	99,331,307
Talisman Energy, Inc.	8,454,900	153,280,813
Uranium One, Inc. (a)	20,200,000	82,590,450
TOTAL CANADA		1,500,196,774
Cayman Islands - 0.6%
A8 Digital Music Holdings Ltd.	1,206,000	486,990
BaWang International (Group) Holding Ltd.	15,728,000	6,614,840
Belle International Holdings Ltd.	9,507,000	17,171,166
China Lodging Group Ltd. ADR	19,300	469,183
Consolidated Water Co., Inc.	100,800	1,031,184
Fook Woo Group Holdings Ltd.	1,396,000	493,474
Hengan International Group Co. Ltd.	7,325,500	68,990,357
Hengdeli Holdings Ltd.	74,000,000	41,051,443
Hua Han Bio-Pharmaceutical Holdings Ltd.	1,504,000	506,427
Lijun International Pharmaceutical Holding Ltd.	69,995,000	24,020,216
Microport Scientific Corp.	1,375,000	1,401,387
Silver Base Group Holdings Ltd.	25,672,000	18,745,818
Want Want China Holdings Ltd.	36,665,000	33,820,964
Wasion Group Holdings Ltd.	686,000	499,150
TOTAL CAYMAN ISLANDS		215,302,599
Common Stocks - continued
	Shares	Value
China - 1.5%
Agricultural Bank of China (H Shares)	169,770,000	$ 89,580,300
Baidu.com, Inc. sponsored ADR (a)	1,065,700	117,237,657
China Merchants Bank Co. Ltd. (H Shares)	75,991,000	215,681,600
China Resources Land Ltd.	458,000	902,853
Minth Group Ltd.	4,366,000	8,167,328
NetEase.com, Inc. sponsored ADR (a)	1,279,400	53,478,920
Tingyi (Cayman Islands) Holding Corp.	7,700,000	20,960,490
Xinhua Winshare Publishing and Media Co. Ltd.	911,000	541,811
TOTAL CHINA		506,550,959
Colombia - 0.0%
BanColombia SA sponsored ADR	7,400	499,130
Denmark - 2.4%
Carlsberg AS Series B	1,980,450	216,555,709
Novo Nordisk AS Series B	4,627,712	485,827,751
Pandora A/S	1,108,600	53,784,404
William Demant Holding AS (a)	1,250,000	93,695,770
TOTAL DENMARK		849,863,634
Egypt - 0.0%
Commercial International Bank Ltd.	64,500	485,865
Finland - 0.2%
Nokia Corp.	67,000	719,358
Nokia Corp. sponsored ADR (d)	8,000,000	85,440,000
TOTAL FINLAND		86,159,358
France - 7.0%
Accor SA	425,000	17,424,607
Alstom SA	699,330	35,283,980
Atos Origin SA (a)	1,499,892	69,341,397
AXA SA sponsored ADR	9,441,700	172,122,191
BNP Paribas SA	3,958,600	289,455,595
Cap Gemini SA	2,023,500	103,205,785
Carrefour SA	49,000	2,644,061
Casino Guichard Perrachon et Compagnie	16,017	1,504,363
Danone	36,500	2,309,581
Dassault Aviation SA	36,265	30,024,256
Essilor International SA	1,868,672	124,755,853
Euler Hermes SA (a)	440,000	41,417,901
Iliad Group SA (d)	725,000	81,612,022
Lafarge SA (Bearer)	17,200	982,687
LVMH Moet Hennessy - Louis Vuitton	1,943,198	304,454,959
Pernod-Ricard SA	805,100	71,371,535
PPR SA	1,535,200	251,638,947
Sanofi-Aventis	2,590,429	181,443,991
Schneider Electric SA	767,042	108,864,661
SEB SA	5,400	517,477
Societe Generale Series A	4,207,250	251,876,010

	Shares	Value
Technip SA	1,401,500	$ 117,767,577
Vallourec SA (d)	1,633,946	169,538,935
TOTAL FRANCE		2,429,558,371
Germany - 6.6%
adidas AG	18,300	1,193,476
BASF AG	1,967,023	143,091,101
Bayerische Motoren Werke AG (BMW)	5,114,261	366,557,445
Daimler AG (Germany) (a)	3,665,693	241,922,812
Deutsche Boerse AG	1,721,100	121,082,332
ElringKlinger AG	310,500	10,345,323
Fresenius Medical Care AG & Co. KGaA	2,706,700	172,380,701
Fresenius SE	2,317,000	204,433,185
GFK AG	1,600,000	67,546,549
HeidelbergCement AG	1,700,000	88,906,002
Kabel Deutschland Holding AG	44,300	1,994,402
Linde AG	1,520,355	218,848,266
Metro AG	1,000,000	70,073,422
Munich Re Group	602,751	94,227,707
Rheinmetall AG	553,250	39,845,869
SAP AG	1,153,350	60,132,938
Siemens AG	25,416	2,902,767
Siemens AG sponsored ADR	3,300,000	377,223,000
Symrise AG	90,000	2,733,156
TOTAL GERMANY		2,285,440,453
Greece - 0.0%
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	39,200	997,248
Hong Kong - 0.8%
AIA Group Ltd.	18,365,200	54,612,851
China Insurance International Holdings Co. Ltd. (a)	281,000	1,033,188
China Mobile (Hong Kong) Ltd.	145,000	1,480,786
China Travel International Investment HK Ltd. (a)	4,062,000	969,482
Henderson Land Development Co. Ltd.	11,788,155	83,720,424
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	2,171,600	840,484
Hopewell Holdings Ltd.	309,500	974,269
Swire Pacific Ltd. (A Shares)	4,577,000	64,953,395
Wharf Holdings Ltd.	10,294,000	67,597,433
TOTAL HONG KONG		276,182,312
India - 1.0%
Adani Enterprises Ltd.	31,720	504,121
Bajaj Holdings & Investment Ltd.	51,421	1,014,557
CESC Ltd. GDR	113,611	951,692
Cipla Ltd.	131,491	1,047,033
DB Corp. Ltd.	83,211	517,100
Grasim Industries Ltd.	3,416	179,604
HDFC Bank Ltd.	1,971,144	101,606,011
Housing Development Finance Corp. Ltd.	4,336,280	67,277,153
Common Stocks - continued
	Shares	Value
India - continued
Infrastructure Development Finance Co. Ltd.	11,302,606	$ 51,011,537
Jyothy Laboratories Ltd.	78,521	488,929
KPIT Cummins Infosystems Ltd.	128,981	457,144
Larsen & Toubro Ltd.	844,293	38,625,096
Motherson Sumi Systems Ltd.	116,901	483,428
Oracle Finance Services Software Ltd. (a)	9,100	453,758
Reliance Industries Ltd.	61,982	1,532,945
Rural Electrification Corp. Ltd.	117,280	980,707
Shriram Transport Finance Co. Ltd.	1,091,429	21,703,001
State Bank of India	1,012,201	71,946,768
TOTAL INDIA		360,780,584
Indonesia - 0.1%
PT Bank Rakyat Indonesia Tbk	827,500	1,055,495
PT Perusahaan Gas Negara Tbk Series B	80,497,000	36,476,926
PT Semen Gresik (Persero) Tbk	907,500	995,076
TOTAL INDONESIA		38,527,497
Ireland - 0.4%
CRH PLC	4,883,800	84,338,043
Ingersoll-Rand Co. Ltd.	1,186,300	46,633,453
TOTAL IRELAND		130,971,496
Italy - 2.2%
Fiat SpA	13,462,200	227,780,856
Impregilo SpA (a)	151,300	484,211
Intesa Sanpaolo SpA	30,390,000	106,878,284
Intesa Sanpaolo SpA (Risparmio Shares)	18,000,000	49,315,771
Mediaset SpA	12,409,400	91,515,417
Saipem SpA	6,774,150	300,968,702
TOTAL ITALY		776,943,241
Japan - 11.8%
Canon, Inc. sponsored ADR (d)	4,439,100	204,198,600
Denso Corp.	5,225,000	162,487,556
eAccess Ltd.	42,870	31,272,138
Fanuc Ltd.	710,500	102,858,849
Fast Retailing Co. Ltd.	752,400	98,557,803
Honda Motor Co. Ltd.	4,770,000	171,952,704
Hoya Corp.	2,000,000	46,775,194
Itochu Corp.	8,481,700	74,336,019
Japan Tobacco, Inc.	61,388	190,713,128
JSR Corp.	4,543,500	78,651,613
Keyence Corp.	731,100	181,253,194
Komatsu Ltd.	4,298,900	105,071,267
Mazda Motor Corp.	32,330,000	82,165,026
Mitsubishi Corp.	5,819,600	139,784,919
Mitsubishi UFJ Financial Group, Inc.	47,105,400	218,616,347
Mitsui & Co. Ltd.	13,129,900	206,499,314
Murata Manufacturing Co. Ltd.	641,400	36,067,291

	Shares	Value
Nintendo Co. Ltd.	473,100	$ 122,581,517
Nippon Electric Glass Co. Ltd.	409,000	5,257,211
Nitori Holdings Co. Ltd.	441,400	38,835,739
NSK Ltd.	11,469,000	86,710,755
NTT DoCoMo, Inc.	46,000	77,541,081
ORIX Corp.	4,020,290	366,707,190
Rakuten, Inc.	196,702	151,553,667
Ricoh Co. Ltd.	5,500,000	76,937,398
ROHM Co. Ltd.	1,346,800	84,018,091
SOFTBANK CORP.	10,973,000	352,398,190
Sony Financial Holdings, Inc.	16,100	56,020,875
Sumitomo Corp.	2,944,600	37,281,016
Sumitomo Mitsui Financial Group, Inc.	5,251,900	156,757,373
Tokai Carbon Co. Ltd.	5,950,000	35,083,044
Tokyo Electron Ltd.	2,698,100	152,235,861
Toyota Motor Corp. sponsored ADR (d)	1,162,100	82,299,922
Yahoo! Japan Corp.	299,774	104,640,393
TOTAL JAPAN		4,118,120,285
Korea (South) - 1.9%
Amorepacific Corp.	106,907	98,873,512
Cheil Worldwide, Inc.	84,120	916,380
Grand Korea Leisure Co. Ltd.	51,900	1,056,923
Hynix Semiconductor, Inc. (a)	48,350	995,378
Hyundai Mipo Dockyard Co. Ltd.	6,050	1,011,472
Hyundai Mobis	4,420	1,100,578
Korea Investment Holdings Co. Ltd.	30,660	966,560
KT Corp.	37,160	1,465,083
LG Corp.	20,438	1,463,103
NCsoft Corp.	405,877	89,332,631
NHN Corp. (a)	744,844	132,144,381
Samchully Co. Ltd.	9,630	1,053,348
Samsung Electronics Co. Ltd.	355,464	235,500,794
Shinhan Financial Group Co. Ltd.	2,186,480	84,678,693
Yuhan Corp.	6,340	899,271
TOTAL KOREA (SOUTH)		651,458,107
Luxembourg - 0.3%
Millicom International Cellular SA	9,900	936,540
SES SA FDR (France) unit	4,182,920	107,181,268
TOTAL LUXEMBOURG		108,117,808
Malaysia - 0.0%
Berjaya Sports Toto Bhd	749,300	1,004,365
Parkson Holdings Bhd	517,400	986,237
Top Glove Corp. Bhd	269,500	476,455
TOTAL MALAYSIA		2,467,057
Mexico - 0.2%
Banco Compartamos SA de CV	69,200	490,208
Wal-Mart de Mexico SA de CV Series V	23,500,000	64,275,131
TOTAL MEXICO		64,765,339
Common Stocks - continued
	Shares	Value
Netherlands - 3.2%
AEGON NV (a)	13,650,000	$ 86,488,759
Gemalto NV	1,700,000	77,398,015
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	219,000	2,342,425
sponsored ADR (a)	20,112,800	216,815,984
Koninklijke Ahold NV	5,271,802	72,841,008
Koninklijke KPN NV	9,835,116	164,220,867
Koninklijke Philips Electronics NV	47,250	1,440,873
Koninklijke Philips Electronics NV unit	6,500,600	197,943,270
LyondellBasell Industries NV Class A (a)	2,653,300	71,267,638
Randstad Holdings NV (a)	2,062,625	98,155,353
Reed Elsevier NV	170,500	2,226,793
Wolters Kluwer NV (Certificaten Van Aandelen)	4,925,000	112,010,508
TOTAL NETHERLANDS		1,103,151,493
Netherlands Antilles - 0.4%
Schlumberger Ltd.	1,953,000	136,495,170
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	74,000	537,240
Norway - 1.2%
DnB NOR ASA	12,195,600	167,345,287
Pronova BioPharma ASA (a)(d)	13,000,000	21,743,212
Storebrand ASA (A Shares) (a)	4,980,000	36,215,555
Telenor ASA	11,802,200	190,247,604
TOTAL NORWAY		415,551,658
Philippines - 0.0%
Manila Water Co., Inc.	2,331,300	1,014,034
Pepsi-Cola Products Philippines, Inc.	8,284,000	503,992
Universal Robina Corp.	480,000	486,154
TOTAL PHILIPPINES		2,004,180
Poland - 0.0%
Telekomunikacja Polska SA	154,000	980,548
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	9,000,000	41,239,492
Russia - 0.2%
Mobile TeleSystems OJSC sponsored ADR	45,300	980,745
OJSC MMC Norilsk Nickel sponsored ADR	2,000,000	37,300,000
Sberbank (Savings Bank of the Russian Federation) GDR	5,300	1,991,165
Uralkali JSC GDR (Reg. S)	725,000	17,943,750
TOTAL RUSSIA		58,215,660
Singapore - 0.0%
SIA Engineering Co. Ltd.	288,000	965,711
Straits Asia Resources Ltd.	558,000	987,267
TOTAL SINGAPORE		1,952,978

	Shares	Value
South Africa - 0.5%
African Bank Investments Ltd.	188,900	$ 969,167
African Rainbow Minerals Ltd.	38,200	974,543
AngloGold Ashanti Ltd.	21,000	984,902
AngloGold Ashanti Ltd. sponsored ADR	1,750,000	82,442,500
Aveng Ltd.	165,600	1,040,164
City Lodge Hotels Ltd.	44,000	513,487
Harmony Gold Mining Co. Ltd.	90,300	1,036,985
Illovo Sugar Ltd.	262,700	975,039
Impala Platinum Holdings Ltd.	1,232,700	34,842,664
Mr Price Group Ltd.	124,400	1,130,514
Naspers Ltd. Class N	690,100	36,235,656
Shoprite Holdings Ltd.	728,800	10,301,964
Standard Bank Group Ltd.	61,700	909,859
Sun International Ltd.	71,000	993,283
TOTAL SOUTH AFRICA		173,350,727
Spain - 3.9%
Banco Bilbao Vizcaya Argentaria SA	6,400,000	84,295,123
Banco Santander SA sponsored ADR	40,900,000	523,929,000
Enagas SA	1,662,431	36,629,358
Gestevision Telecinco SA	3,503,300	44,681,196
Inditex SA (d)	2,314,910	193,297,103
Obrascon Huarte Lain SA	30,400	994,475
Prosegur Compania de Seguridad SA (Reg.)	1,216,300	72,875,633
Red Electrica Corporacion SA	1,450,000	72,825,363
Telefonica SA	12,400,723	335,014,393
TOTAL SPAIN		1,364,541,644
Sweden - 0.9%
H&M Hennes & Mauritz AB (B Shares)	5,753,543	202,703,547
Swedbank AB (A Shares) (a)	8,311,300	115,994,481
TOTAL SWEDEN		318,698,028
Switzerland - 7.7%
Adecco SA (Reg.)	24,000	1,340,986
Bank Sarasin & Co. Ltd. Series B (Reg.)	32,400	1,184,944
Clariant AG (Reg.) (a)	5,152,500	87,100,726
Kuehne & Nagel International AG	1,440,840	178,138,089
Lonza Group AG	609,718	53,362,326
Nestle SA	14,605,918	799,775,457
Novartis AG	72,700	4,211,153
Novartis AG sponsored ADR (d)	3,011,300	174,504,835
Roche Holding AG (participation certificate)	983,512	144,376,984
Schindler Holding AG:
(participation certificate)	14,300	1,532,636
(Reg.)	1,278,570	138,982,059
Sonova Holding AG Class B	865,781	100,268,232
Syngenta AG (Switzerland)	590,110	163,343,743
Common Stocks - continued
	Shares	Value
Switzerland - continued
Tecan Group AG	342,635	$ 23,843,651
Transocean Ltd. (a)	2,625,000	166,320,000
Transocean, Inc. (a)	22,160	1,403,643
UBS AG (a)	19,336,655	328,382,161
Zurich Financial Services AG	1,268,730	310,496,324
TOTAL SWITZERLAND		2,678,567,949
Taiwan - 1.3%
Advantech Co. Ltd.	195,000	532,658
Chroma ATE, Inc.	417,000	1,073,668
Delta Electronics, Inc.	244,000	1,008,528
Giant Manufacturing Co. Ltd.	261,000	1,027,626
Hon Hai Precision Industry Co. Ltd. (Foxconn)	19,141,040	72,548,952
HTC Corp.	13,847,000	312,637,710
Powertech Technology, Inc.	324,000	1,069,237
Synnex Technology International Corp.	423,000	1,035,213
Taiwan Fertilizer Co. Ltd.	15,418,000	52,644,372
TOTAL TAIWAN		443,577,964
Thailand - 0.0%
Charoen Pokphand Foods PCL (For. Reg.)	621,900	483,977
Turkey - 0.0%
Hurriyet Gazetecilik ve Matbaacilik AS	394,044	453,303
Koc Holding AS	203,000	969,497
TOTAL TURKEY		1,422,800
United Kingdom - 18.4%
Anglo American PLC (United Kingdom)	2,523,300	117,561,865
Associated British Foods PLC	4,920,900	82,545,689
Barclays PLC	34,210,000	150,315,042
BG Group PLC	11,074,979	215,675,618
BHP Billiton PLC	4,748,480	168,193,866
BP PLC	279,500	1,899,571
BP PLC sponsored ADR	17,725,000	723,711,750
British Airways PLC (a)	316,000	1,370,498
British American Tobacco PLC:
(United Kingdom)	91,200	3,473,947
sponsored ADR	2,163,700	164,938,851
Britvic PLC	4,600,700	35,557,760
Burberry Group PLC	6,982,900	114,002,187
Cable & Wireless PLC	1,154,800	988,912
Capita Group PLC	22,817,500	280,209,848
Carphone Warehouse Group PLC	12,014,300	58,612,325
Centrica PLC	502,000	2,671,816
Ensco International Ltd. ADR	10,500	486,570
GlaxoSmithKline PLC	9,537,800	186,226,415
GlaxoSmithKline PLC sponsored ADR	4,130,400	161,250,816
HSBC Holdings PLC:
(United Kingdom)	434,871	4,525,417
sponsored ADR	9,939,900	517,968,189

	Shares	Value
Imperial Tobacco Group PLC	99,050	$ 3,172,272
Inchcape PLC (a)	18,399,998	102,795,215
International Personal Finance PLC	104,600	521,189
ITV PLC (a)	84,576,200	92,481,316
Johnson Matthey PLC	1,813,800	55,620,451
Kalahari Minerals PLC (a)	186,400	523,368
Kazakhmys PLC	45,100	950,902
Lloyds Banking Group PLC (a)	221,683,500	243,627,024
Lonmin PLC (a)	34,400	963,943
Misys PLC (a)	15,000,355	67,628,352
Next PLC	970,700	35,536,480
Ocado Group PLC (a)	6,000,000	13,429,221
Pearson PLC	10,425,200	159,651,691
Premier Oil PLC (a)	19,171	516,316
Prudential PLC	171,500	1,734,339
QinetiQ Group PLC	20,900,000	35,962,820
Reckitt Benckiser Group PLC	5,197,800	290,718,447
Rio Tinto PLC	45,550	2,958,115
Rio Tinto PLC sponsored ADR	3,501,000	227,985,120
Royal Dutch Shell PLC:
Class A (United Kingdom)	162,500	5,274,678
Class A sponsored ADR	4,900,000	318,157,000
Class B ADR	10,800,000	694,656,000
Standard Chartered PLC:
rights 11/5/10 (a)	12,287	103,448
(United Kingdom)	3,835,644	110,952,977
TalkTalk Telecom Group PLC (a)	20,856,732	44,075,194
Tesco PLC	28,030,100	191,691,612
Vedanta Resources PLC	1,525,000	50,698,034
Vodafone Group PLC	1,664,000	4,548,148
Vodafone Group PLC sponsored ADR	23,309,200	641,236,092
TOTAL UNITED KINGDOM		6,390,356,716
United States of America - 6.3%
Anadarko Petroleum Corp.	2,715,900	167,217,963
Apple, Inc. (a)	700,800	210,849,696
Avon Products, Inc.	35,800	1,090,110
C. R. Bard, Inc.	1,030,000	85,613,600
Central European Distribution Corp. (a)	41,700	1,041,249
CF Industries Holdings, Inc.	899,500	110,215,735
Chevron Corp.	1,060,000	87,566,600
China-Biotics, Inc. (a)	39,200	491,568
Citigroup, Inc. (a)	16,600,000	69,222,000
Corning, Inc.	53,500	977,980
eBay, Inc. (a)	2,883,600	85,960,116
First Cash Financial Services, Inc. (a)	17,900	520,353
Google, Inc. Class A (a)	406,608	249,246,638
Gran Tierra Energy, Inc. (a)	64,500	481,170
Hewlett-Packard Co.	1,200,000	50,472,000
Illumina, Inc. (a)	1,027,800	55,819,818
Jacobs Engineering Group, Inc. (a)	1,150,000	44,401,500
JPMorgan Chase & Co.	1,605,800	60,426,254
Common Stocks - continued
	Shares	Value
United States of America - continued
Lear Corp. (a)	206,100	$ 18,219,240
Medco Health Solutions, Inc. (a)	2,286,700	120,120,351
Morgan Stanley	2,504,100	62,276,967
Newmont Mining Corp.	1,000,000	60,870,000
Philip Morris International, Inc.	2,212,900	129,454,650
QUALCOMM, Inc.	22,100	997,373
Regions Financial Corp.	7,913,500	49,855,050
SanDisk Corp. (a)	2,180,900	81,958,222
Schweitzer-Mauduit International, Inc. (e)	1,297,914	83,300,121
The Walt Disney Co.	1,423,200	51,391,752
The Western Union Co.	56,700	997,920
Visa, Inc. Class A	1,400,000	109,438,000
Wells Fargo & Co.	6,137,200	160,058,176
TOTAL UNITED STATES OF AMERICA		2,210,552,172
TOTAL COMMON STOCKS (Cost $26,841,115,573)		32,884,501,265
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	800,000	38,949,469
ProSiebenSat.1 Media AG	5,548,800	146,619,469
Volkswagen AG	2,232,900	335,552,622
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $305,707,723)		521,121,560
Money Market Funds - 5.6%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	1,313,905,689	$ 1,313,905,689
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	620,968,677	620,968,677
TOTAL MONEY MARKET FUNDS (Cost $1,934,874,366)		1,934,874,366
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $29,081,697,662)	35,340,497,191
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(521,262,073)
NET ASSETS - 100%	$ 34,819,235,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,544,006 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $451,860 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,916,208
Fidelity Securities Lending Cash Central Fund	21,351,864
Total	$ 23,268,072
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ 49,028,663	$ -	$ 40,862,474	$ -	$ -
easyJet PLC	168,495,470	-	164,901,608	-	-
Informa PLC	163,485,254	209,835	123,704,482	5,004,506	-
Niko Resources Ltd.	204,266,519	3,831,199	32,663,592	287,709	-
Painted Pony Petroleum Ltd. 144A	3,676,731	4,520,708	-	-	9,544,006
Painted Pony Petroleum Ltd. Class A	3,972,148	15,732,670	-	-	21,509,462
Petrobank Energy & Resources Ltd.	239,355,866	7,034,675	-	-	223,863,859
Pronova BioPharma ASA	48,182,882	1,312,775	8,079,938	-	-
Resolution Ltd.	-	203,988,590	3,235,783	4,279,791	-
Schweitzer-Mauduit International, Inc.	-	66,984,142	-	319,904	83,300,121
Tecan Group AG	67,537,277	-	49,592,334	749,837	-
Trican Well Service Ltd.	81,839,590	-	104,622,102	436,015	-
Total	$ 1,029,840,400	$ 303,614,594	$ 527,662,313	$ 11,077,762	$ 338,217,448
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,390,356,716	$ 5,463,203,141	$ 927,153,575	$ -
Japan	4,118,120,285	1,480,235,031	2,637,885,254	-
Germany	2,806,562,013	2,571,145,607	235,416,406	-
Switzerland	2,678,567,949	2,182,630,892	495,937,057	-
France	2,429,558,371	2,248,114,380	181,443,991	-
United States of America	2,210,552,172	2,210,552,172	-	-
Canada	1,500,196,774	1,499,744,914	-	451,860
Spain	1,364,541,644	945,232,128	419,309,516	-
Netherlands	1,103,151,493	1,010,652,643	92,498,850	-
Other	8,804,015,408	7,896,535,647	907,479,761	-
Money Market Funds	1,934,874,366	1,934,874,366	-	-
Total Investments in Securities:	$ 35,340,497,191	$ 29,442,920,921	$ 5,897,124,410	$ 451,860
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 481,440
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(29,580)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 451,860
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (29,580)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $5,177,653,127 of which $956,598,602, $3,601,913,096 and $619,141,429 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $599,538,721) - See accompanying schedule: Unaffiliated issuers (cost $26,810,900,728)	$ 33,067,405,377
Fidelity Central Funds (cost $1,934,874,366)	1,934,874,366
Other affiliated issuers (cost $335,922,568)	338,217,448
Total Investments (cost $29,081,697,662)		$ 35,340,497,191
Cash		1,944,256
Receivable for investments sold		152,958,867
Receivable for fund shares sold		42,373,584
Dividends receivable		93,945,387
Distributions receivable from Fidelity Central Funds		250,116
Other receivables		3,118,617
Total assets		35,635,088,018

Liabilities
Payable for investments purchased	$ 114,316,055
Payable for fund shares redeemed	49,570,390
Accrued management fee	19,084,476
Other affiliated payables	5,585,364
Other payables and accrued expenses	6,327,938
Collateral on securities loaned, at value	620,968,677
Total liabilities		815,852,900

Net Assets		$ 34,819,235,118
Net Assets consist of:
Paid in capital		$ 33,386,450,830
Undistributed net investment income		424,022,673
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,250,875,923)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,259,637,538
Net Assets		$ 34,819,235,118

Diversified International: Net Asset Value, offering price and redemption price per share ($26,527,228,516 ÷ 899,570,270 shares)		$ 29.49

Class K: Net Asset Value, offering price and redemption price per share ($7,697,404,912 ÷ 260,809,944 shares)		$ 29.51

Class F: Net Asset Value, offering price and redemption price per share ($594,601,690 ÷ 20,144,672 shares)		$ 29.52

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends (including $11,077,762 earned from other affiliated issuers)		$ 865,768,030
Interest		7,798
Income from Fidelity Central Funds		23,268,072
Income before foreign taxes withheld		889,043,900
Less foreign taxes withheld		(76,318,519)
Total income		812,725,381

Expenses
Management fee Basic fee	$ 250,126,269
Performance adjustment	(1,938,601)
Transfer agent fees	73,940,178
Accounting and security lending fees	2,719,020
Custodian fees and expenses	6,509,391
Independent trustees' compensation	202,342
Appreciation in deferred trustee compensation account	10
Registration fees	239,837
Audit	225,084
Legal	218,627
Interest	393
Miscellaneous	491,243
Total expenses before reductions	332,733,793
Expense reductions	(6,448,403)	326,285,390
Net investment income (loss)		486,439,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,783,507)	(337,674,020)
Other affiliated issuers	(213,110,117)
Foreign currency transactions	(11,019,334)
Capital gain distributions from Fidelity Central Funds	50,714
Total net realized gain (loss)		(561,752,757)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,976,979)	3,611,091,904
Assets and liabilities in foreign currencies	3,060,095
Total change in net unrealized appreciation (depreciation)		3,614,151,999
Net gain (loss)		3,052,399,242
Net increase (decrease) in net assets resulting from operations		$ 3,538,839,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 486,439,991	$ 476,097,261
Net realized gain (loss)	(561,752,757)	(3,390,561,829)
Change in net unrealized appreciation (depreciation)	3,614,151,999	9,739,007,983
Net increase (decrease) in net assets resulting from operations	3,538,839,233	6,824,543,415
Distributions to shareholders from net investment income	(474,506,693)	(412,836,673)
Share transactions - net increase (decrease)	(3,995,252,806)	129,291,951
Redemption fees	822,251	1,098,454
Total increase (decrease) in net assets	(930,098,015)	6,542,097,147

Net Assets
Beginning of period	35,749,333,133	29,207,235,986
End of period (including undistributed net investment income of $424,022,673 and undistributed net investment income of $412,089,844, respectively)	$ 34,819,235,118	$ 35,749,333,133

Financial Highlights - Diversified International

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 21.96	$ 45.41	$ 37.58	$ 30.80
Income from Investment Operations
Net investment income (loss) B	.37	.35	.55	.47	.46
Net realized and unrealized gain (loss)	2.61	4.86	(20.96)	10.23	7.33
Total from investment operations	2.98	5.21	(20.41)	10.70	7.79
Distributions from net investment income	(.35)	(.31)	(.47)	(.36)	(.28)
Distributions from net realized gain	-	-	(2.57)	(2.51)	(.73)
Total distributions	(.35)	(.31)	(3.04)	(2.87)	(1.01)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 29.49	$ 26.86	$ 21.96	$ 45.41	$ 37.58
Total Return A	11.15%	24.32%	(48.04)%	30.37%	25.89%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.01%	1.04%	.93%	1.01%
Expenses net of fee waivers, if any	.98%	1.01%	1.04%	.93%	1.01%
Expenses net of all reductions	.96%	.99%	1.02%	.91%	.97%
Net investment income (loss)	1.34%	1.58%	1.53%	1.20%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,527,229	$ 30,998,270	$ 28,274,961	$ 59,929,942	$ 43,965,189
Portfolio turnover rate D	57%	54%	49%	51%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.42	.42	.16
Net realized and unrealized gain (loss)	2.61	4.85	(16.57)
Total from investment operations	3.03	5.27	(16.41)
Distributions from net investment income	(.41)	(.36)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 29.51	$ 26.89	$ 21.98
Total Return B, C	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E, H
Expenses before reductions	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.79%	.77%	.88% A
Expenses net of all reductions	.77%	.76%	.87% A
Net investment income (loss)	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 23.29
Income from Investment Operations
Net investment income (loss) D	.43	(.02)
Net realized and unrealized gain (loss)	2.62	3.62
Total from investment operations	3.05	3.60
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 29.52	$ 26.89
Total Return B, C	11.41%	15.46%
Ratios to Average Net Assets E, H
Expenses before reductions	.73%	.71% A
Expenses net of fee waivers, if any	.73%	.71% A
Expenses net of all reductions	.72%	.70% A
Net investment income (loss)	1.59%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 594,602	$ 37,155
Portfolio turnover rate F	57%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,056,729,422
Gross unrealized depreciation	(962,448,025)
Net unrealized appreciation (depreciation)	$ 6,094,281,397

Tax Cost	$ 29,246,215,794

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 515,990,332
Capital loss carryforward	$ (5,177,653,127)
Net unrealized appreciation (depreciation)	$ (6,099,096,385)

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 474,506,693	$ 412,836,673

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $19,113,606,387 and $23,210,049,761, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Diversified International	70,681,751.25
Class K	3,258,427.05
	$ 73,940,178

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $73,316 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,883,000.46%		$ 393

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $139,855 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $21,351,864. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,448,114 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $289.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Diversified International	$ 398,456,259	$ 394,538,470
Class K	74,880,028	18,298,203
Class F	1,170,406	-
Total	$ 474,506,693	$ 412,836,673

A Distributions to shareholders for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Diversified International
Shares sold	179,662,935	266,412,212	$ 4,893,668,837	$ 5,884,913,394
Conversion to Class K B	-	(113,348,310)	-	(2,310,072,040)
Reinvestment of distributions	13,627,007	20,012,374	384,281,814	380,635,740
Shares redeemed	(447,584,331)	(307,025,690)	(12,092,134,122)	(6,660,643,668)
Net increase (decrease)	(254,294,389)	(133,949,414)	$ (6,814,183,471)	$ (2,705,166,574)
Class K
Shares sold	151,794,829	46,252,428	$ 4,125,917,772	$ 1,096,724,275
Conversion from Diversified InternationalB	-	113,393,333	-	2,310,072,040
Reinvestment of distributions	2,657,205	963,570	74,880,028	18,298,203
Shares redeemed	(68,937,812)	(27,732,811)	(1,889,669,527)	(629,090,058)
Net increase (decrease)	85,514,222	132,876,520	$ 2,311,128,273	$ 2,796,004,460
Class F
Shares sold	24,587,499	1,396,615	$ 664,182,809	$ 38,873,992
Reinvestment of distributions	41,548	-	1,170,406	-
Shares redeemed	(5,866,038)	(14,952)	(157,550,823)	(419,927)
Net increase (decrease)	18,763,009	1,381,663	$ 507,802,392	$ 38,454,065

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

B Conversion transactions for Class K and Diversified International are presented for the period November 1, 2008 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International Fund voted to pay on December 6, 2010 to shareholders of record at the opening of business on December 3, 2010, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/06/10	12/03/10	$0.445	$0.081

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/07/2009	$0.352	$0.031

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the one-year cumulative total return of the retail class of the fund was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

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Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

DIF-F-ANN-1210
1.891706.101

Fidelity®
Diversified International
Fund -
Class K

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	11.33%	3.44%	5.68%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund - Class K on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Class K shares gained 11.33%, solidly outperforming the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. The fund was helped most by strong security selection in the consumer discretionary, materials, technology, financials and health care groups. In terms of countries, my picks in Germany were particularly productive, while underweighting Japan and overweighting China also aided results. Individual contributors included Danish pharmaceutical company Novo Nordisk, German automakers Volkswagen - since sold - and BMW, two out-of-benchmark positions - Chinese Internet search provider Baidu and Taiwanese smart phone manufacturer HTC - German medical equipment company Fresenius and French holding company PPR. Conversely, underweighting industrials hurt, as did overweighting energy. Geographically, unfavorable stock selection in the United Kingdom and China curtailed results. At the issuer level, detractors included out-of-index energy company Transocean, Spanish telecommunications company Telefonica, an out-of-benchmark investment in Canadian energy firm Petrobank Energy & Resources, not owning French luxury goods and index component Richemont and a since-sold position in Swiss pharmaceutical firm Actelion.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Diversified International	.96%
Actual		$ 1,000.00	$ 1,062.30	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class K	.78%
Actual		$ 1,000.00	$ 1,063.00	$ 4.06
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Class F	.73%
Actual		$ 1,000.00	$ 1,063.80	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom	18.4%
Japan	11.8%
United States of America	10.4%
Germany	8.1%
Switzerland	7.7%
France	7.0%
Canada	4.3%
Spain	3.9%
Netherlands	3.2%
Other	25.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	17.1%
Japan	15.1%
United States of America	10.7%
France	9.5%
Switzerland	8.0%
Germany	7.6%
Spain	4.2%
Canada	4.0%
Australia	2.8%
Other	21.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.9	96.9
Short-Term Investments and Net Other Assets	4.1	3.1
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	1.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.1	0.9
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.9	1.4
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	1.7	1.3
Banco Santander SA sponsored ADR (Spain, Commercial Banks)	1.5	1.2
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.5	2.0
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.4	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
Siemens AG (Germany, Industrial Conglomerates)	1.1	0.7
	16.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	21.3
Consumer Discretionary	13.8	10.3
Energy	11.4	10.6
Materials	10.2	8.8
Information Technology	9.5	10.6
Consumer Staples	9.2	8.9
Industrials	8.2	9.5
Health Care	7.3	9.4
Telecommunication Services	5.4	5.3
Utilities	0.4	2.2

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Argentina - 0.0%
Telecom Argentina SA Class B sponsored ADR	45,100	$ 1,075,184
Australia - 3.1%
AMP Ltd.	14,831,137	77,586,587
BHP Billiton Ltd. sponsored ADR (d)	7,059,600	583,052,364
Centamin Egypt Ltd. (United Kingdom) (a)	173,900	482,002
Newcrest Mining Ltd.	7,469,169	292,394,171
QBE Insurance Group Ltd.	4,150,000	69,846,106
Westfield Group unit	4,650,000	56,395,512
TOTAL AUSTRALIA		1,079,756,742
Bahamas (Nassau) - 0.0%
Petrominerales Ltd.	19,000	486,783
Bailiwick of Guernsey - 0.6%
Resolution Ltd.	50,499,100	211,895,783
Bailiwick of Jersey - 1.7%
Experian PLC	16,227,900	188,626,591
Informa PLC	13,102,770	91,527,749
Randgold Resources Ltd. sponsored ADR	888,300	83,429,136
Shire PLC	2,291,500	53,768,144
WPP PLC	15,153,311	176,073,094
TOTAL BAILIWICK OF JERSEY		593,424,714
Belgium - 1.3%
Ageas	25,335,700	77,874,672
Anheuser-Busch InBev SA NV	6,035,621	378,215,859
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	22,288
Telenet Group Holding NV	35,000	1,461,023
TOTAL BELGIUM		457,573,842
Bermuda - 0.7%
Central European Media Enterprises Ltd. Class A (a)	19,000	437,950
China Green (Holdings) Ltd.	471,000	483,077
GP Investments, Ltd. unit (a)	121,051	512,325
Huabao International Holdings Ltd.	77,697,000	117,078,015
Li & Fung Ltd.	23,006,000	121,541,132
Sihuan Pharmaceutical Holdings Group Ltd.	1,715,000	1,245,664
Vtech Holdings Ltd.	93,100	968,684
TOTAL BERMUDA		242,266,847
Brazil - 1.6%
Banco Bradesco SA	124,600	2,006,842
Banco do Brasil SA	5,700,000	110,904,068
Banco Santander (Brasil) SA ADR	5,000,000	72,000,000
BM&F Bovespa SA	11,250,000	94,234,952
Drogasil SA	2,204,300	55,755,366
Estacio Participacoes SA	2,189,965	32,710,446
Fleury SA	40,400	522,455

	Shares	Value
Hypermarcas SA (a)	29,700	$ 488,831
Itau Unibanco Banco Multiplo SA ADR	4,088,800	100,420,928
Mills Estruturas e Servicos de Engenharia SA (a)	1,727,100	20,842,560
Porto Seguro SA	33,400	490,830
Souza Cruz Industria Comerico	875,000	44,958,706
Tractebel Energia SA	64,300	978,938
Weg SA	1,248,292	16,120,959
TOTAL BRAZIL		552,435,881
British Virgin Islands - 0.0%
HLS Systems International Ltd. (a)	40,900	516,976
Canada - 4.3%
Agnico-Eagle Mines Ltd. (Canada)	1,250,000	96,945,779
Barrick Gold Corp.	1,500,000	72,242,377
Canadian Natural Resources Ltd.	4,000,000	145,622,120
Fairfax Financial Holdings Ltd. (sub. vtg.)	170,000	69,538,484
Goldcorp, Inc.	1,475,000	65,860,869
InterOil Corp. (a)(d)	560,000	39,860,800
Ivanhoe Mines Ltd. (a)	1,958,400	46,890,997
Loblaw Companies Ltd. (d)	787,000	33,628,258
Niko Resources Ltd.	2,242,600	213,947,426
Open Text Corp. (a)	1,445,400	63,943,963
OZ Optics Ltd. unit (a)(g)	102,000	451,860
Painted Pony Petroleum Ltd. (a)(e)(f)	1,386,600	9,544,006
Painted Pony Petroleum Ltd. Class A (a)(e)	3,125,000	21,509,462
Petrobank Energy & Resources Ltd. (a)(e)	5,625,000	223,863,859
Silver Wheaton Corp. (a)	2,126,900	61,143,944
Suncor Energy, Inc.	3,100,000	99,331,307
Talisman Energy, Inc.	8,454,900	153,280,813
Uranium One, Inc. (a)	20,200,000	82,590,450
TOTAL CANADA		1,500,196,774
Cayman Islands - 0.6%
A8 Digital Music Holdings Ltd.	1,206,000	486,990
BaWang International (Group) Holding Ltd.	15,728,000	6,614,840
Belle International Holdings Ltd.	9,507,000	17,171,166
China Lodging Group Ltd. ADR	19,300	469,183
Consolidated Water Co., Inc.	100,800	1,031,184
Fook Woo Group Holdings Ltd.	1,396,000	493,474
Hengan International Group Co. Ltd.	7,325,500	68,990,357
Hengdeli Holdings Ltd.	74,000,000	41,051,443
Hua Han Bio-Pharmaceutical Holdings Ltd.	1,504,000	506,427
Lijun International Pharmaceutical Holding Ltd.	69,995,000	24,020,216
Microport Scientific Corp.	1,375,000	1,401,387
Silver Base Group Holdings Ltd.	25,672,000	18,745,818
Want Want China Holdings Ltd.	36,665,000	33,820,964
Wasion Group Holdings Ltd.	686,000	499,150
TOTAL CAYMAN ISLANDS		215,302,599
Common Stocks - continued
	Shares	Value
China - 1.5%
Agricultural Bank of China (H Shares)	169,770,000	$ 89,580,300
Baidu.com, Inc. sponsored ADR (a)	1,065,700	117,237,657
China Merchants Bank Co. Ltd. (H Shares)	75,991,000	215,681,600
China Resources Land Ltd.	458,000	902,853
Minth Group Ltd.	4,366,000	8,167,328
NetEase.com, Inc. sponsored ADR (a)	1,279,400	53,478,920
Tingyi (Cayman Islands) Holding Corp.	7,700,000	20,960,490
Xinhua Winshare Publishing and Media Co. Ltd.	911,000	541,811
TOTAL CHINA		506,550,959
Colombia - 0.0%
BanColombia SA sponsored ADR	7,400	499,130
Denmark - 2.4%
Carlsberg AS Series B	1,980,450	216,555,709
Novo Nordisk AS Series B	4,627,712	485,827,751
Pandora A/S	1,108,600	53,784,404
William Demant Holding AS (a)	1,250,000	93,695,770
TOTAL DENMARK		849,863,634
Egypt - 0.0%
Commercial International Bank Ltd.	64,500	485,865
Finland - 0.2%
Nokia Corp.	67,000	719,358
Nokia Corp. sponsored ADR (d)	8,000,000	85,440,000
TOTAL FINLAND		86,159,358
France - 7.0%
Accor SA	425,000	17,424,607
Alstom SA	699,330	35,283,980
Atos Origin SA (a)	1,499,892	69,341,397
AXA SA sponsored ADR	9,441,700	172,122,191
BNP Paribas SA	3,958,600	289,455,595
Cap Gemini SA	2,023,500	103,205,785
Carrefour SA	49,000	2,644,061
Casino Guichard Perrachon et Compagnie	16,017	1,504,363
Danone	36,500	2,309,581
Dassault Aviation SA	36,265	30,024,256
Essilor International SA	1,868,672	124,755,853
Euler Hermes SA (a)	440,000	41,417,901
Iliad Group SA (d)	725,000	81,612,022
Lafarge SA (Bearer)	17,200	982,687
LVMH Moet Hennessy - Louis Vuitton	1,943,198	304,454,959
Pernod-Ricard SA	805,100	71,371,535
PPR SA	1,535,200	251,638,947
Sanofi-Aventis	2,590,429	181,443,991
Schneider Electric SA	767,042	108,864,661
SEB SA	5,400	517,477
Societe Generale Series A	4,207,250	251,876,010

	Shares	Value
Technip SA	1,401,500	$ 117,767,577
Vallourec SA (d)	1,633,946	169,538,935
TOTAL FRANCE		2,429,558,371
Germany - 6.6%
adidas AG	18,300	1,193,476
BASF AG	1,967,023	143,091,101
Bayerische Motoren Werke AG (BMW)	5,114,261	366,557,445
Daimler AG (Germany) (a)	3,665,693	241,922,812
Deutsche Boerse AG	1,721,100	121,082,332
ElringKlinger AG	310,500	10,345,323
Fresenius Medical Care AG & Co. KGaA	2,706,700	172,380,701
Fresenius SE	2,317,000	204,433,185
GFK AG	1,600,000	67,546,549
HeidelbergCement AG	1,700,000	88,906,002
Kabel Deutschland Holding AG	44,300	1,994,402
Linde AG	1,520,355	218,848,266
Metro AG	1,000,000	70,073,422
Munich Re Group	602,751	94,227,707
Rheinmetall AG	553,250	39,845,869
SAP AG	1,153,350	60,132,938
Siemens AG	25,416	2,902,767
Siemens AG sponsored ADR	3,300,000	377,223,000
Symrise AG	90,000	2,733,156
TOTAL GERMANY		2,285,440,453
Greece - 0.0%
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	39,200	997,248
Hong Kong - 0.8%
AIA Group Ltd.	18,365,200	54,612,851
China Insurance International Holdings Co. Ltd. (a)	281,000	1,033,188
China Mobile (Hong Kong) Ltd.	145,000	1,480,786
China Travel International Investment HK Ltd. (a)	4,062,000	969,482
Henderson Land Development Co. Ltd.	11,788,155	83,720,424
Henderson Land Development Co. Ltd. warrants 6/1/11 (a)	2,171,600	840,484
Hopewell Holdings Ltd.	309,500	974,269
Swire Pacific Ltd. (A Shares)	4,577,000	64,953,395
Wharf Holdings Ltd.	10,294,000	67,597,433
TOTAL HONG KONG		276,182,312
India - 1.0%
Adani Enterprises Ltd.	31,720	504,121
Bajaj Holdings & Investment Ltd.	51,421	1,014,557
CESC Ltd. GDR	113,611	951,692
Cipla Ltd.	131,491	1,047,033
DB Corp. Ltd.	83,211	517,100
Grasim Industries Ltd.	3,416	179,604
HDFC Bank Ltd.	1,971,144	101,606,011
Housing Development Finance Corp. Ltd.	4,336,280	67,277,153
Common Stocks - continued
	Shares	Value
India - continued
Infrastructure Development Finance Co. Ltd.	11,302,606	$ 51,011,537
Jyothy Laboratories Ltd.	78,521	488,929
KPIT Cummins Infosystems Ltd.	128,981	457,144
Larsen & Toubro Ltd.	844,293	38,625,096
Motherson Sumi Systems Ltd.	116,901	483,428
Oracle Finance Services Software Ltd. (a)	9,100	453,758
Reliance Industries Ltd.	61,982	1,532,945
Rural Electrification Corp. Ltd.	117,280	980,707
Shriram Transport Finance Co. Ltd.	1,091,429	21,703,001
State Bank of India	1,012,201	71,946,768
TOTAL INDIA		360,780,584
Indonesia - 0.1%
PT Bank Rakyat Indonesia Tbk	827,500	1,055,495
PT Perusahaan Gas Negara Tbk Series B	80,497,000	36,476,926
PT Semen Gresik (Persero) Tbk	907,500	995,076
TOTAL INDONESIA		38,527,497
Ireland - 0.4%
CRH PLC	4,883,800	84,338,043
Ingersoll-Rand Co. Ltd.	1,186,300	46,633,453
TOTAL IRELAND		130,971,496
Italy - 2.2%
Fiat SpA	13,462,200	227,780,856
Impregilo SpA (a)	151,300	484,211
Intesa Sanpaolo SpA	30,390,000	106,878,284
Intesa Sanpaolo SpA (Risparmio Shares)	18,000,000	49,315,771
Mediaset SpA	12,409,400	91,515,417
Saipem SpA	6,774,150	300,968,702
TOTAL ITALY		776,943,241
Japan - 11.8%
Canon, Inc. sponsored ADR (d)	4,439,100	204,198,600
Denso Corp.	5,225,000	162,487,556
eAccess Ltd.	42,870	31,272,138
Fanuc Ltd.	710,500	102,858,849
Fast Retailing Co. Ltd.	752,400	98,557,803
Honda Motor Co. Ltd.	4,770,000	171,952,704
Hoya Corp.	2,000,000	46,775,194
Itochu Corp.	8,481,700	74,336,019
Japan Tobacco, Inc.	61,388	190,713,128
JSR Corp.	4,543,500	78,651,613
Keyence Corp.	731,100	181,253,194
Komatsu Ltd.	4,298,900	105,071,267
Mazda Motor Corp.	32,330,000	82,165,026
Mitsubishi Corp.	5,819,600	139,784,919
Mitsubishi UFJ Financial Group, Inc.	47,105,400	218,616,347
Mitsui & Co. Ltd.	13,129,900	206,499,314
Murata Manufacturing Co. Ltd.	641,400	36,067,291

	Shares	Value
Nintendo Co. Ltd.	473,100	$ 122,581,517
Nippon Electric Glass Co. Ltd.	409,000	5,257,211
Nitori Holdings Co. Ltd.	441,400	38,835,739
NSK Ltd.	11,469,000	86,710,755
NTT DoCoMo, Inc.	46,000	77,541,081
ORIX Corp.	4,020,290	366,707,190
Rakuten, Inc.	196,702	151,553,667
Ricoh Co. Ltd.	5,500,000	76,937,398
ROHM Co. Ltd.	1,346,800	84,018,091
SOFTBANK CORP.	10,973,000	352,398,190
Sony Financial Holdings, Inc.	16,100	56,020,875
Sumitomo Corp.	2,944,600	37,281,016
Sumitomo Mitsui Financial Group, Inc.	5,251,900	156,757,373
Tokai Carbon Co. Ltd.	5,950,000	35,083,044
Tokyo Electron Ltd.	2,698,100	152,235,861
Toyota Motor Corp. sponsored ADR (d)	1,162,100	82,299,922
Yahoo! Japan Corp.	299,774	104,640,393
TOTAL JAPAN		4,118,120,285
Korea (South) - 1.9%
Amorepacific Corp.	106,907	98,873,512
Cheil Worldwide, Inc.	84,120	916,380
Grand Korea Leisure Co. Ltd.	51,900	1,056,923
Hynix Semiconductor, Inc. (a)	48,350	995,378
Hyundai Mipo Dockyard Co. Ltd.	6,050	1,011,472
Hyundai Mobis	4,420	1,100,578
Korea Investment Holdings Co. Ltd.	30,660	966,560
KT Corp.	37,160	1,465,083
LG Corp.	20,438	1,463,103
NCsoft Corp.	405,877	89,332,631
NHN Corp. (a)	744,844	132,144,381
Samchully Co. Ltd.	9,630	1,053,348
Samsung Electronics Co. Ltd.	355,464	235,500,794
Shinhan Financial Group Co. Ltd.	2,186,480	84,678,693
Yuhan Corp.	6,340	899,271
TOTAL KOREA (SOUTH)		651,458,107
Luxembourg - 0.3%
Millicom International Cellular SA	9,900	936,540
SES SA FDR (France) unit	4,182,920	107,181,268
TOTAL LUXEMBOURG		108,117,808
Malaysia - 0.0%
Berjaya Sports Toto Bhd	749,300	1,004,365
Parkson Holdings Bhd	517,400	986,237
Top Glove Corp. Bhd	269,500	476,455
TOTAL MALAYSIA		2,467,057
Mexico - 0.2%
Banco Compartamos SA de CV	69,200	490,208
Wal-Mart de Mexico SA de CV Series V	23,500,000	64,275,131
TOTAL MEXICO		64,765,339
Common Stocks - continued
	Shares	Value
Netherlands - 3.2%
AEGON NV (a)	13,650,000	$ 86,488,759
Gemalto NV	1,700,000	77,398,015
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	219,000	2,342,425
sponsored ADR (a)	20,112,800	216,815,984
Koninklijke Ahold NV	5,271,802	72,841,008
Koninklijke KPN NV	9,835,116	164,220,867
Koninklijke Philips Electronics NV	47,250	1,440,873
Koninklijke Philips Electronics NV unit	6,500,600	197,943,270
LyondellBasell Industries NV Class A (a)	2,653,300	71,267,638
Randstad Holdings NV (a)	2,062,625	98,155,353
Reed Elsevier NV	170,500	2,226,793
Wolters Kluwer NV (Certificaten Van Aandelen)	4,925,000	112,010,508
TOTAL NETHERLANDS		1,103,151,493
Netherlands Antilles - 0.4%
Schlumberger Ltd.	1,953,000	136,495,170
Nigeria - 0.0%
Guaranty Trust Bank PLC GDR (Reg. S)	74,000	537,240
Norway - 1.2%
DnB NOR ASA	12,195,600	167,345,287
Pronova BioPharma ASA (a)(d)	13,000,000	21,743,212
Storebrand ASA (A Shares) (a)	4,980,000	36,215,555
Telenor ASA	11,802,200	190,247,604
TOTAL NORWAY		415,551,658
Philippines - 0.0%
Manila Water Co., Inc.	2,331,300	1,014,034
Pepsi-Cola Products Philippines, Inc.	8,284,000	503,992
Universal Robina Corp.	480,000	486,154
TOTAL PHILIPPINES		2,004,180
Poland - 0.0%
Telekomunikacja Polska SA	154,000	980,548
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	9,000,000	41,239,492
Russia - 0.2%
Mobile TeleSystems OJSC sponsored ADR	45,300	980,745
OJSC MMC Norilsk Nickel sponsored ADR	2,000,000	37,300,000
Sberbank (Savings Bank of the Russian Federation) GDR	5,300	1,991,165
Uralkali JSC GDR (Reg. S)	725,000	17,943,750
TOTAL RUSSIA		58,215,660
Singapore - 0.0%
SIA Engineering Co. Ltd.	288,000	965,711
Straits Asia Resources Ltd.	558,000	987,267
TOTAL SINGAPORE		1,952,978

	Shares	Value
South Africa - 0.5%
African Bank Investments Ltd.	188,900	$ 969,167
African Rainbow Minerals Ltd.	38,200	974,543
AngloGold Ashanti Ltd.	21,000	984,902
AngloGold Ashanti Ltd. sponsored ADR	1,750,000	82,442,500
Aveng Ltd.	165,600	1,040,164
City Lodge Hotels Ltd.	44,000	513,487
Harmony Gold Mining Co. Ltd.	90,300	1,036,985
Illovo Sugar Ltd.	262,700	975,039
Impala Platinum Holdings Ltd.	1,232,700	34,842,664
Mr Price Group Ltd.	124,400	1,130,514
Naspers Ltd. Class N	690,100	36,235,656
Shoprite Holdings Ltd.	728,800	10,301,964
Standard Bank Group Ltd.	61,700	909,859
Sun International Ltd.	71,000	993,283
TOTAL SOUTH AFRICA		173,350,727
Spain - 3.9%
Banco Bilbao Vizcaya Argentaria SA	6,400,000	84,295,123
Banco Santander SA sponsored ADR	40,900,000	523,929,000
Enagas SA	1,662,431	36,629,358
Gestevision Telecinco SA	3,503,300	44,681,196
Inditex SA (d)	2,314,910	193,297,103
Obrascon Huarte Lain SA	30,400	994,475
Prosegur Compania de Seguridad SA (Reg.)	1,216,300	72,875,633
Red Electrica Corporacion SA	1,450,000	72,825,363
Telefonica SA	12,400,723	335,014,393
TOTAL SPAIN		1,364,541,644
Sweden - 0.9%
H&M Hennes & Mauritz AB (B Shares)	5,753,543	202,703,547
Swedbank AB (A Shares) (a)	8,311,300	115,994,481
TOTAL SWEDEN		318,698,028
Switzerland - 7.7%
Adecco SA (Reg.)	24,000	1,340,986
Bank Sarasin & Co. Ltd. Series B (Reg.)	32,400	1,184,944
Clariant AG (Reg.) (a)	5,152,500	87,100,726
Kuehne & Nagel International AG	1,440,840	178,138,089
Lonza Group AG	609,718	53,362,326
Nestle SA	14,605,918	799,775,457
Novartis AG	72,700	4,211,153
Novartis AG sponsored ADR (d)	3,011,300	174,504,835
Roche Holding AG (participation certificate)	983,512	144,376,984
Schindler Holding AG:
(participation certificate)	14,300	1,532,636
(Reg.)	1,278,570	138,982,059
Sonova Holding AG Class B	865,781	100,268,232
Syngenta AG (Switzerland)	590,110	163,343,743
Common Stocks - continued
	Shares	Value
Switzerland - continued
Tecan Group AG	342,635	$ 23,843,651
Transocean Ltd. (a)	2,625,000	166,320,000
Transocean, Inc. (a)	22,160	1,403,643
UBS AG (a)	19,336,655	328,382,161
Zurich Financial Services AG	1,268,730	310,496,324
TOTAL SWITZERLAND		2,678,567,949
Taiwan - 1.3%
Advantech Co. Ltd.	195,000	532,658
Chroma ATE, Inc.	417,000	1,073,668
Delta Electronics, Inc.	244,000	1,008,528
Giant Manufacturing Co. Ltd.	261,000	1,027,626
Hon Hai Precision Industry Co. Ltd. (Foxconn)	19,141,040	72,548,952
HTC Corp.	13,847,000	312,637,710
Powertech Technology, Inc.	324,000	1,069,237
Synnex Technology International Corp.	423,000	1,035,213
Taiwan Fertilizer Co. Ltd.	15,418,000	52,644,372
TOTAL TAIWAN		443,577,964
Thailand - 0.0%
Charoen Pokphand Foods PCL (For. Reg.)	621,900	483,977
Turkey - 0.0%
Hurriyet Gazetecilik ve Matbaacilik AS	394,044	453,303
Koc Holding AS	203,000	969,497
TOTAL TURKEY		1,422,800
United Kingdom - 18.4%
Anglo American PLC (United Kingdom)	2,523,300	117,561,865
Associated British Foods PLC	4,920,900	82,545,689
Barclays PLC	34,210,000	150,315,042
BG Group PLC	11,074,979	215,675,618
BHP Billiton PLC	4,748,480	168,193,866
BP PLC	279,500	1,899,571
BP PLC sponsored ADR	17,725,000	723,711,750
British Airways PLC (a)	316,000	1,370,498
British American Tobacco PLC:
(United Kingdom)	91,200	3,473,947
sponsored ADR	2,163,700	164,938,851
Britvic PLC	4,600,700	35,557,760
Burberry Group PLC	6,982,900	114,002,187
Cable & Wireless PLC	1,154,800	988,912
Capita Group PLC	22,817,500	280,209,848
Carphone Warehouse Group PLC	12,014,300	58,612,325
Centrica PLC	502,000	2,671,816
Ensco International Ltd. ADR	10,500	486,570
GlaxoSmithKline PLC	9,537,800	186,226,415
GlaxoSmithKline PLC sponsored ADR	4,130,400	161,250,816
HSBC Holdings PLC:
(United Kingdom)	434,871	4,525,417
sponsored ADR	9,939,900	517,968,189

	Shares	Value
Imperial Tobacco Group PLC	99,050	$ 3,172,272
Inchcape PLC (a)	18,399,998	102,795,215
International Personal Finance PLC	104,600	521,189
ITV PLC (a)	84,576,200	92,481,316
Johnson Matthey PLC	1,813,800	55,620,451
Kalahari Minerals PLC (a)	186,400	523,368
Kazakhmys PLC	45,100	950,902
Lloyds Banking Group PLC (a)	221,683,500	243,627,024
Lonmin PLC (a)	34,400	963,943
Misys PLC (a)	15,000,355	67,628,352
Next PLC	970,700	35,536,480
Ocado Group PLC (a)	6,000,000	13,429,221
Pearson PLC	10,425,200	159,651,691
Premier Oil PLC (a)	19,171	516,316
Prudential PLC	171,500	1,734,339
QinetiQ Group PLC	20,900,000	35,962,820
Reckitt Benckiser Group PLC	5,197,800	290,718,447
Rio Tinto PLC	45,550	2,958,115
Rio Tinto PLC sponsored ADR	3,501,000	227,985,120
Royal Dutch Shell PLC:
Class A (United Kingdom)	162,500	5,274,678
Class A sponsored ADR	4,900,000	318,157,000
Class B ADR	10,800,000	694,656,000
Standard Chartered PLC:
rights 11/5/10 (a)	12,287	103,448
(United Kingdom)	3,835,644	110,952,977
TalkTalk Telecom Group PLC (a)	20,856,732	44,075,194
Tesco PLC	28,030,100	191,691,612
Vedanta Resources PLC	1,525,000	50,698,034
Vodafone Group PLC	1,664,000	4,548,148
Vodafone Group PLC sponsored ADR	23,309,200	641,236,092
TOTAL UNITED KINGDOM		6,390,356,716
United States of America - 6.3%
Anadarko Petroleum Corp.	2,715,900	167,217,963
Apple, Inc. (a)	700,800	210,849,696
Avon Products, Inc.	35,800	1,090,110
C. R. Bard, Inc.	1,030,000	85,613,600
Central European Distribution Corp. (a)	41,700	1,041,249
CF Industries Holdings, Inc.	899,500	110,215,735
Chevron Corp.	1,060,000	87,566,600
China-Biotics, Inc. (a)	39,200	491,568
Citigroup, Inc. (a)	16,600,000	69,222,000
Corning, Inc.	53,500	977,980
eBay, Inc. (a)	2,883,600	85,960,116
First Cash Financial Services, Inc. (a)	17,900	520,353
Google, Inc. Class A (a)	406,608	249,246,638
Gran Tierra Energy, Inc. (a)	64,500	481,170
Hewlett-Packard Co.	1,200,000	50,472,000
Illumina, Inc. (a)	1,027,800	55,819,818
Jacobs Engineering Group, Inc. (a)	1,150,000	44,401,500
JPMorgan Chase & Co.	1,605,800	60,426,254
Common Stocks - continued
	Shares	Value
United States of America - continued
Lear Corp. (a)	206,100	$ 18,219,240
Medco Health Solutions, Inc. (a)	2,286,700	120,120,351
Morgan Stanley	2,504,100	62,276,967
Newmont Mining Corp.	1,000,000	60,870,000
Philip Morris International, Inc.	2,212,900	129,454,650
QUALCOMM, Inc.	22,100	997,373
Regions Financial Corp.	7,913,500	49,855,050
SanDisk Corp. (a)	2,180,900	81,958,222
Schweitzer-Mauduit International, Inc. (e)	1,297,914	83,300,121
The Walt Disney Co.	1,423,200	51,391,752
The Western Union Co.	56,700	997,920
Visa, Inc. Class A	1,400,000	109,438,000
Wells Fargo & Co.	6,137,200	160,058,176
TOTAL UNITED STATES OF AMERICA		2,210,552,172
TOTAL COMMON STOCKS (Cost $26,841,115,573)		32,884,501,265
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	800,000	38,949,469
ProSiebenSat.1 Media AG	5,548,800	146,619,469
Volkswagen AG	2,232,900	335,552,622
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $305,707,723)		521,121,560
Money Market Funds - 5.6%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	1,313,905,689	$ 1,313,905,689
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	620,968,677	620,968,677
TOTAL MONEY MARKET FUNDS (Cost $1,934,874,366)		1,934,874,366
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $29,081,697,662)	35,340,497,191
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(521,262,073)
NET ASSETS - 100%	$ 34,819,235,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,544,006 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $451,860 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,916,208
Fidelity Securities Lending Cash Central Fund	21,351,864
Total	$ 23,268,072
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bovis Homes Group PLC	$ 49,028,663	$ -	$ 40,862,474	$ -	$ -
easyJet PLC	168,495,470	-	164,901,608	-	-
Informa PLC	163,485,254	209,835	123,704,482	5,004,506	-
Niko Resources Ltd.	204,266,519	3,831,199	32,663,592	287,709	-
Painted Pony Petroleum Ltd. 144A	3,676,731	4,520,708	-	-	9,544,006
Painted Pony Petroleum Ltd. Class A	3,972,148	15,732,670	-	-	21,509,462
Petrobank Energy & Resources Ltd.	239,355,866	7,034,675	-	-	223,863,859
Pronova BioPharma ASA	48,182,882	1,312,775	8,079,938	-	-
Resolution Ltd.	-	203,988,590	3,235,783	4,279,791	-
Schweitzer-Mauduit International, Inc.	-	66,984,142	-	319,904	83,300,121
Tecan Group AG	67,537,277	-	49,592,334	749,837	-
Trican Well Service Ltd.	81,839,590	-	104,622,102	436,015	-
Total	$ 1,029,840,400	$ 303,614,594	$ 527,662,313	$ 11,077,762	$ 338,217,448
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,390,356,716	$ 5,463,203,141	$ 927,153,575	$ -
Japan	4,118,120,285	1,480,235,031	2,637,885,254	-
Germany	2,806,562,013	2,571,145,607	235,416,406	-
Switzerland	2,678,567,949	2,182,630,892	495,937,057	-
France	2,429,558,371	2,248,114,380	181,443,991	-
United States of America	2,210,552,172	2,210,552,172	-	-
Canada	1,500,196,774	1,499,744,914	-	451,860
Spain	1,364,541,644	945,232,128	419,309,516	-
Netherlands	1,103,151,493	1,010,652,643	92,498,850	-
Other	8,804,015,408	7,896,535,647	907,479,761	-
Money Market Funds	1,934,874,366	1,934,874,366	-	-
Total Investments in Securities:	$ 35,340,497,191	$ 29,442,920,921	$ 5,897,124,410	$ 451,860
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 481,440
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(29,580)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 451,860
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (29,580)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $5,177,653,127 of which $956,598,602, $3,601,913,096 and $619,141,429 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $599,538,721) - See accompanying schedule: Unaffiliated issuers (cost $26,810,900,728)	$ 33,067,405,377
Fidelity Central Funds (cost $1,934,874,366)	1,934,874,366
Other affiliated issuers (cost $335,922,568)	338,217,448
Total Investments (cost $29,081,697,662)		$ 35,340,497,191
Cash		1,944,256
Receivable for investments sold		152,958,867
Receivable for fund shares sold		42,373,584
Dividends receivable		93,945,387
Distributions receivable from Fidelity Central Funds		250,116
Other receivables		3,118,617
Total assets		35,635,088,018

Liabilities
Payable for investments purchased	$ 114,316,055
Payable for fund shares redeemed	49,570,390
Accrued management fee	19,084,476
Other affiliated payables	5,585,364
Other payables and accrued expenses	6,327,938
Collateral on securities loaned, at value	620,968,677
Total liabilities		815,852,900

Net Assets		$ 34,819,235,118
Net Assets consist of:
Paid in capital		$ 33,386,450,830
Undistributed net investment income		424,022,673
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,250,875,923)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,259,637,538
Net Assets		$ 34,819,235,118

Diversified International: Net Asset Value, offering price and redemption price per share ($26,527,228,516 ÷ 899,570,270 shares)		$ 29.49

Class K: Net Asset Value, offering price and redemption price per share ($7,697,404,912 ÷ 260,809,944 shares)		$ 29.51

Class F: Net Asset Value, offering price and redemption price per share ($594,601,690 ÷ 20,144,672 shares)		$ 29.52

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends (including $11,077,762 earned from other affiliated issuers)		$ 865,768,030
Interest		7,798
Income from Fidelity Central Funds		23,268,072
Income before foreign taxes withheld		889,043,900
Less foreign taxes withheld		(76,318,519)
Total income		812,725,381

Expenses
Management fee Basic fee	$ 250,126,269
Performance adjustment	(1,938,601)
Transfer agent fees	73,940,178
Accounting and security lending fees	2,719,020
Custodian fees and expenses	6,509,391
Independent trustees' compensation	202,342
Appreciation in deferred trustee compensation account	10
Registration fees	239,837
Audit	225,084
Legal	218,627
Interest	393
Miscellaneous	491,243
Total expenses before reductions	332,733,793
Expense reductions	(6,448,403)	326,285,390
Net investment income (loss)		486,439,991
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,783,507)	(337,674,020)
Other affiliated issuers	(213,110,117)
Foreign currency transactions	(11,019,334)
Capital gain distributions from Fidelity Central Funds	50,714
Total net realized gain (loss)		(561,752,757)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,976,979)	3,611,091,904
Assets and liabilities in foreign currencies	3,060,095
Total change in net unrealized appreciation (depreciation)		3,614,151,999
Net gain (loss)		3,052,399,242
Net increase (decrease) in net assets resulting from operations		$ 3,538,839,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 486,439,991	$ 476,097,261
Net realized gain (loss)	(561,752,757)	(3,390,561,829)
Change in net unrealized appreciation (depreciation)	3,614,151,999	9,739,007,983
Net increase (decrease) in net assets resulting from operations	3,538,839,233	6,824,543,415
Distributions to shareholders from net investment income	(474,506,693)	(412,836,673)
Share transactions - net increase (decrease)	(3,995,252,806)	129,291,951
Redemption fees	822,251	1,098,454
Total increase (decrease) in net assets	(930,098,015)	6,542,097,147

Net Assets
Beginning of period	35,749,333,133	29,207,235,986
End of period (including undistributed net investment income of $424,022,673 and undistributed net investment income of $412,089,844, respectively)	$ 34,819,235,118	$ 35,749,333,133

Financial Highlights - Diversified International

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 21.96	$ 45.41	$ 37.58	$ 30.80
Income from Investment Operations
Net investment income (loss) B	.37	.35	.55	.47	.46
Net realized and unrealized gain (loss)	2.61	4.86	(20.96)	10.23	7.33
Total from investment operations	2.98	5.21	(20.41)	10.70	7.79
Distributions from net investment income	(.35)	(.31)	(.47)	(.36)	(.28)
Distributions from net realized gain	-	-	(2.57)	(2.51)	(.73)
Total distributions	(.35)	(.31)	(3.04)	(2.87)	(1.01)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 29.49	$ 26.86	$ 21.96	$ 45.41	$ 37.58
Total Return A	11.15%	24.32%	(48.04)%	30.37%	25.89%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	1.01%	1.04%	.93%	1.01%
Expenses net of fee waivers, if any	.98%	1.01%	1.04%	.93%	1.01%
Expenses net of all reductions	.96%	.99%	1.02%	.91%	.97%
Net investment income (loss)	1.34%	1.58%	1.53%	1.20%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,527,229	$ 30,998,270	$ 28,274,961	$ 59,929,942	$ 43,965,189
Portfolio turnover rate D	57%	54%	49%	51%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.42	.42	.16
Net realized and unrealized gain (loss)	2.61	4.85	(16.57)
Total from investment operations	3.03	5.27	(16.41)
Distributions from net investment income	(.41)	(.36)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 29.51	$ 26.89	$ 21.98
Total Return B, C	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E, H
Expenses before reductions	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.79%	.77%	.88% A
Expenses net of all reductions	.77%	.76%	.87% A
Net investment income (loss)	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 23.29
Income from Investment Operations
Net investment income (loss) D	.43	(.02)
Net realized and unrealized gain (loss)	2.62	3.62
Total from investment operations	3.05	3.60
Distributions from net investment income	(.42)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 29.52	$ 26.89
Total Return B, C	11.41%	15.46%
Ratios to Average Net Assets E, H
Expenses before reductions	.73%	.71% A
Expenses net of fee waivers, if any	.73%	.71% A
Expenses net of all reductions	.72%	.70% A
Net investment income (loss)	1.59%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 594,602	$ 37,155
Portfolio turnover rate F	57%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,056,729,422
Gross unrealized depreciation	(962,448,025)
Net unrealized appreciation (depreciation)	$ 6,094,281,397

Tax Cost	$ 29,246,215,794

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 515,990,332
Capital loss carryforward	$ (5,177,653,127)
Net unrealized appreciation (depreciation)	$ (6,099,096,385)

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 474,506,693	$ 412,836,673

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $19,113,606,387 and $23,210,049,761, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Diversified International	70,681,751.25
Class K	3,258,427.05
	$ 73,940,178

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $73,316 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,883,000.46%		$ 393

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $139,855 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $21,351,864. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,448,114 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $289.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Diversified International	$ 398,456,259	$ 394,538,470
Class K	74,880,028	18,298,203
Class F	1,170,406	-
Total	$ 474,506,693	$ 412,836,673

A Distributions to shareholders for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Diversified International
Shares sold	179,662,935	266,412,212	$ 4,893,668,837	$ 5,884,913,394
Conversion to Class K B	-	(113,348,310)	-	(2,310,072,040)
Reinvestment of distributions	13,627,007	20,012,374	384,281,814	380,635,740
Shares redeemed	(447,584,331)	(307,025,690)	(12,092,134,122)	(6,660,643,668)
Net increase (decrease)	(254,294,389)	(133,949,414)	$ (6,814,183,471)	$ (2,705,166,574)
Class K
Shares sold	151,794,829	46,252,428	$ 4,125,917,772	$ 1,096,724,275
Conversion from Diversified InternationalB	-	113,393,333	-	2,310,072,040
Reinvestment of distributions	2,657,205	963,570	74,880,028	18,298,203
Shares redeemed	(68,937,812)	(27,732,811)	(1,889,669,527)	(629,090,058)
Net increase (decrease)	85,514,222	132,876,520	$ 2,311,128,273	$ 2,796,004,460
Class F
Shares sold	24,587,499	1,396,615	$ 664,182,809	$ 38,873,992
Reinvestment of distributions	41,548	-	1,170,406	-
Shares redeemed	(5,866,038)	(14,952)	(157,550,823)	(419,927)
Net increase (decrease)	18,763,009	1,381,663	$ 507,802,392	$ 38,454,065

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

B Conversion transactions for Class K and Diversified International are presented for the period November 1, 2008 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International Fund voted to pay on December 6, 2010 to shareholders of record at the opening of business on December 3, 2010, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/06/10	12/03/10	$0.431	$0.081

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/07/2009	$0.342	$0.031

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the one-year cumulative total return of the retail class of the fund was lower than its benchmark. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

DIF-K-UANN-1210
1.863004.102

Fidelity®
Overseas
Fund -
Class F

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class F A	6.60%	2.12%	1.83%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund - Class F, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Class F shares rose 6.60%, underperforming the 8.49% gain of the MSCI EAFE® (Europe, Australasia, Far East) Index. The fund's relative performance was hurt by industrials, specifically the capital goods group, consumer staples and financials. On a geographic basis, performance was stymied by an underweighting in Australia and stock picking in several countries, including Japan, the U.K. and Switzerland, but helped by investments in Italy and Germany. On an individual security basis, the fund's largest detractor was an out-of-index stake in U.S.-based Scientific Games, a provider of technology systems to the gaming industry, whose stock disappointed when new online gaming opportunities failed to materialize. I also missed with Hellenic Telecommunications Organization (OTE), the Greek firm whose stock struggled amid the country's economic crisis. I cut back on Scientific Games and sold OTE by period end. Within financials, the fund's investment in Italian banking group Intesa Sanpaolo detracted. Conversely, German automaker Volkswagen was the fund's top individual contributor. Underweighting energy giant BP helped, as the stock dropped after its oil-well blowout in the Gulf of Mexico. An out-of-index stake in luxury goods maker Bulgari was a solid contributor, as demand for its products surged within emerging markets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Overseas	.83%
Actual		$ 1,000.00	$ 1,037.80	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Class K	.64%
Actual		$ 1,000.00	$ 1,038.80	$ 3.29
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Class F	.62%
Actual		$ 1,000.00	$ 1,038.80	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan	18.1%
France	18.1%
Germany	16.1%
United Kingdom	12.7%
United States of America	5.5%
Italy	4.8%
Switzerland	3.7%
Australia	2.6%
Bailiwick of Jersey	2.5%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	23.1%
Japan	21.6%
Germany	13.3%
France	12.0%
United States of America	7.0%
Italy	3.9%
Switzerland	3.1%
Australia	2.6%
Spain	2.5%
Other	10.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	97.3
Short-Term Investments and Net Other Assets	1.4	2.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod-Ricard SA (France, Beverages)	5.3	1.0
SAP AG (Germany, Software)	5.1	3.4
Volkswagen AG (Germany, Automobiles)	3.5	0.7
Mazda Motor Corp. (Japan, Automobiles)	3.4	2.3
Japan Tobacco, Inc. (Japan, Tobacco)	3.2	0.5
Bulgari SpA (Italy, Textiles, Apparel & Luxury Goods)	3.1	1.2
Siemens AG (Germany, Industrial Conglomerates)	1.8	1.8
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	2.4
Fluor Corp. (United States of America, Construction & Engineering)	1.5	0.9
Ricoh Co. Ltd. (Japan, Office Electronics)	1.5	2.5
	30.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.1	15.4
Financials	17.4	23.0
Consumer Staples	12.4	8.1
Information Technology	11.2	12.6
Industrials	11.1	10.1
Energy	8.3	6.7
Materials	7.8	8.9
Telecommunication Services	4.5	3.5
Health Care	2.6	5.9
Utilities	1.2	3.1

Annual Report

Fidelity Overseas Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
Australia - 2.6%
Australia & New Zealand Banking Group Ltd.	2,742,327	$ 66,652,578
Macquarie Group Ltd.	862,470	30,586,058
Newcrest Mining Ltd.	1,898,098	74,304,490
TOTAL AUSTRALIA		171,543,126
Austria - 0.9%
Erste Bank AG	563,100	25,409,732
Wienerberger AG (a)	1,786,918	30,085,525
TOTAL AUSTRIA		55,495,257
Bailiwick of Jersey - 2.5%
Charter International PLC	1,557,500	18,415,673
Heritage Oil PLC	2,780,200	15,345,055
United Business Media Ltd.	5,000,000	52,710,735
WPP PLC	6,514,338	75,693,005
TOTAL BAILIWICK OF JERSEY		162,164,468
Belgium - 1.5%
Ageas	8,054,178	24,756,232
Anheuser-Busch InBev SA NV	780,339	48,899,125
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,312,640	26,351
KBC Groupe SA (a)	486,408	21,153,772
TOTAL BELGIUM		94,835,480
Bermuda - 0.5%
GOME Electrical Appliances Holdings Ltd. (a)	93,574,000	31,508,226
Brazil - 1.8%
Banco do Brasil SA	1,437,500	27,969,228
BM&F Bovespa SA	3,905,100	32,710,836
Centrais Eletricas Brasileiras SA (Electrobras) sponsored ADR (d)	3,938,600	55,022,242
TOTAL BRAZIL		115,702,306
Canada - 1.5%
Harry Winston Diamond Corp. (a)	2,390,974	30,546,516
Niko Resources Ltd.	341,600	32,589,156
Talisman Energy, Inc.	1,931,800	35,022,043
TOTAL CANADA		98,157,715
Cayman Islands - 0.3%
3SBio, Inc. sponsored ADR (a)	37,000	556,850
China Shanshui Cement Group Ltd.	3,219,000	2,292,389
PCD Stores Group Ltd.	4,666,000	1,504,919
Peak Sport Products Co. Ltd.	16,175,000	12,896,178
TOTAL CAYMAN ISLANDS		17,250,336

	Shares	Value
China - 0.5%
China Merchants Bank Co. Ltd. (H Shares)	12,276,500	$ 34,843,799
Minth Group Ltd.	72,000	134,688
TOTAL CHINA		34,978,487
Denmark - 0.5%
Carlsberg AS Series B	284,700	31,131,011
France - 18.1%
Accor SA	806,023	33,046,197
Alstom SA	1,556,065	78,509,668
Atos Origin SA (a)	803,297	37,137,165
AXA SA	1,253,837	22,820,042
BNP Paribas SA	617,426	45,146,620
Carrefour SA	1,432,468	77,296,591
Christian Dior SA	281,800	40,759,898
Compagnie de St. Gobain	1,180,629	55,131,906
Compagnie Generale de Geophysique SA (a)	2,168,200	50,633,571
L'Oreal SA	198,100	23,253,517
LVMH Moet Hennessy - Louis Vuitton	508,209	79,624,799
Pernod-Ricard SA	3,860,967	342,271,944
PPR SA	446,469	73,181,989
Renault SA (a)	725,300	40,293,056
Safran SA	1,265,056	40,098,772
Sanofi-Aventis	619,478	43,390,713
Schneider Electric SA	234,583	33,293,873
Societe Generale Series A	1,097,908	65,728,608
TOTAL FRANCE		1,181,618,929
Germany - 12.1%
Deutsche Boerse AG	1,176,192	82,747,121
Fresenius Medical Care AG & Co. KGaA (d)	954,400	60,782,555
HeidelbergCement AG	1,413,029	73,898,094
Linde AG	341,697	49,185,747
Munich Re Group	129,625	20,264,200
Puma AG	144,300	47,967,832
SAP AG	6,381,161	332,698,622
Siemens AG	1,040,567	118,843,382
TOTAL GERMANY		786,387,553
Hong Kong - 1.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	5,330,700	74,629,800
Henderson Land Development Co. Ltd.	2,758,000	19,587,538
TOTAL HONG KONG		94,217,338
India - 0.3%
Bharti Airtel Ltd.	2,628,490	19,311,174
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR (d)	425,600	14,019,264
Common Stocks - continued
	Shares	Value
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	454,800	$ 23,604,120
Italy - 4.8%
Bulgari SpA (d)(e)	18,976,214	203,182,267
Intesa Sanpaolo SpA	17,104,673	60,155,252
Saipem SpA	1,039,967	46,204,693
TOTAL ITALY		309,542,212
Japan - 18.1%
Denso Corp.	1,410,300	43,857,646
Hitachi Ltd. (a)	6,197,000	28,008,276
Japan Tobacco, Inc.	66,332	206,072,575
Kenedix, Inc. (a)(d)	71,644	14,449,883
Keyence Corp.	110,000	27,271,032
Mazda Motor Corp.	87,560,000	222,529,219
Mitsubishi Corp.	3,326,700	79,906,263
Mitsubishi UFJ Financial Group, Inc.	10,993,100	51,019,020
Mitsui & Co. Ltd.	5,632,000	88,576,770
Mizuho Financial Group, Inc.	12,656,900	18,356,540
Rakuten, Inc.	87,129	67,130,581
Ricoh Co. Ltd.	6,888,000	96,353,600
SOFTBANK CORP.	1,562,000	50,163,672
Sumitomo Mitsui Financial Group, Inc.	1,168,700	34,883,060
Tokyo Broadcasting System Holding	1,852,500	22,836,833
Tokyo Electron Ltd.	1,655,700	93,420,153
Toshiba Corp. (a)	4,682,000	23,434,099
Toto Ltd. (d)	2,025,000	13,453,746
TOTAL JAPAN		1,181,722,968
Korea (South) - 0.6%
Shinhan Financial Group Co. Ltd.	495,630	19,194,916
SK Telecom Co. Ltd. sponsored ADR (d)	1,152,400	21,238,732
TOTAL KOREA (SOUTH)		40,433,648
Netherlands - 1.4%
AEGON NV (a)	4,267,800	27,041,518
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,711,800	39,701,429
Koninklijke Philips Electronics NV	802,100	24,459,768
TOTAL NETHERLANDS		91,202,715
Norway - 1.5%
Aker Solutions ASA	4,406,500	67,083,064
Sevan Marine ASA (a)(d)	24,336,552	32,791,814
TOTAL NORWAY		99,874,878

	Shares	Value
Russia - 0.6%
Mobile TeleSystems OJSC sponsored ADR	1,052,500	$ 22,786,625
OAO Gazprom sponsored ADR	737,700	16,118,745
TOTAL RUSSIA		38,905,370
Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA	4,148,498	54,640,336
Inditex SA (d)	459,185	38,342,368
Indra Sistemas SA (d)	1,047,400	20,498,398
Red Electrica Corporacion SA	397,300	19,954,149
TOTAL SPAIN		133,435,251
Switzerland - 3.7%
Julius Baer Group Ltd.	1,451,350	61,247,604
Roche Holding AG (participation certificate)	267,163	39,218,828
The Swatch Group AG (Bearer)	120,060	45,872,470
Transocean Ltd. (a)	556,300	35,247,168
UBS AG (a)	3,366,813	57,176,452
TOTAL SWITZERLAND		238,762,522
United Kingdom - 12.7%
Anglo American PLC (United Kingdom)	1,823,500	84,957,817
BAE Systems PLC	5,367,400	29,642,063
Barclays PLC	9,627,323	42,301,417
BG Group PLC	3,213,318	62,576,583
BHP Billiton PLC	2,041,281	72,303,336
BP PLC sponsored ADR	1,140,200	46,554,366
Capita Group PLC	1,188,700	14,597,806
HSBC Holdings PLC sponsored ADR	1,368,764	71,326,292
Imperial Tobacco Group PLC	2,114,240	67,712,719
ITV PLC (a)	21,426,630	23,429,321
Lloyds Banking Group PLC (a)	31,001,210	34,069,890
Micro Focus International PLC	4,399,600	26,912,392
Misys PLC (a)	6,860,500	30,930,222
Rio Tinto PLC	1,255,810	81,555,009
Royal Dutch Shell PLC Class B ADR	1,635,700	105,208,224
Xstrata PLC	1,872,200	36,279,500
TOTAL UNITED KINGDOM		830,356,957
United States of America - 4.1%
AsiaInfo Holdings, Inc. (a)	735,335	16,339,144
CME Group, Inc.	126,200	36,553,830
Fluor Corp.	2,020,100	97,348,619
NII Holdings, Inc. (a)	2,134,400	89,239,264
Scientific Games Corp. Class A (a)	3,345,209	26,427,151
Viad Corp.	98,936	1,974,763
TOTAL UNITED STATES OF AMERICA		267,882,771
TOTAL COMMON STOCKS (Cost $5,942,808,667)		6,164,044,082
Nonconvertible Preferred Stocks - 4.0%
	Shares	Value
Germany - 4.0%
Porsche Automobil Holding SE	593,200	$ 30,387,401
Volkswagen AG	1,511,968	227,213,411
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $188,849,860)		257,600,812
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.23% (b)	46,818,828	46,818,828
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	131,257,696	131,257,696
TOTAL MONEY MARKET FUNDS (Cost $178,076,524)		178,076,524
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,309,735,051)	6,599,721,418
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(87,032,730)
NET ASSETS - 100%	$ 6,512,688,688
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 215,905
Fidelity Securities Lending Cash Central Fund	6,382,864
Total	$ 6,598,769
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bulgari SpA	$ 113,852,096	$ 108,432,769	$ 67,968,297	$ 392,681	$ 203,182,267
Harry Winston Diamond Corp.	35,080,049	-	21,459,940	-	-
Kenedix, Inc.	28,504,228	13,220,143	12,411,387	-	-
William Hill PLC	71,632,544	29,169,053	94,152,324	2,667,780	-
Total	$ 249,068,917	$ 150,821,965	$ 195,991,948	$ 3,060,461	$ 203,182,267
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 1,181,722,968	$ 131,688,329	$ 1,050,034,639	$ -
France	1,181,618,929	1,087,594,645	94,024,284	-
Germany	1,043,988,365	1,043,988,365	-	-
United Kingdom	830,356,957	600,127,305	230,229,652	-
Italy	309,542,212	309,542,212	-	-
United States of America	267,882,771	267,882,771	-	-
Switzerland	238,762,522	181,586,070	57,176,452	-
Australia	171,543,126	171,543,126	-	-
Bailiwick of Jersey	162,164,468	86,471,463	75,693,005	-
Other	1,034,062,576	888,219,525	145,843,051	-
Money Market Funds	178,076,524	178,076,524	-	-
Total Investments in Securities:	$ 6,599,721,418	$ 4,946,720,335	$ 1,653,001,083	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 35
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(35)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $1,637,677,232 of which $697,957,467 and $939,719,765 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $126,027,467) - See accompanying schedule: Unaffiliated issuers (cost $5,979,280,612)	$ 6,218,462,627
Fidelity Central Funds (cost $178,076,524)	178,076,524
Other affiliated issuers (cost $152,377,915)	203,182,267
Total Investments (cost $6,309,735,051)		$ 6,599,721,418
Receivable for investments sold		136,276,399
Receivable for fund shares sold		7,122,890
Dividends receivable		15,109,772
Distributions receivable from Fidelity Central Funds		80,022
Other receivables		947,969
Total assets		6,759,258,470

Liabilities
Payable for investments purchased	$ 108,531,107
Payable for fund shares redeemed	2,267,344
Accrued management fee	2,739,436
Other affiliated payables	1,272,757
Other payables and accrued expenses	501,442
Collateral on securities loaned, at value	131,257,696
Total liabilities		246,569,782

Net Assets		$ 6,512,688,688
Net Assets consist of:
Paid in capital		$ 7,864,527,445
Undistributed net investment income		85,893,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,728,566,184)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		290,834,266
Net Assets		$ 6,512,688,688
Overseas: Net Asset Value, offering price and redemption price per share ($5,548,689,358 ÷ 175,814,142 shares)		$ 31.56

Class K: Net Asset Value, offering price and redemption price per share ($368,004,318 ÷ 11,650,042 shares)		$ 31.59

Class F: Net Asset Value, offering price and redemption price per share ($595,995,012 ÷ 18,870,397 shares)		$ 31.58

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends (including $3,060,461 earned from other affiliated issuers)		$ 160,786,466
Interest		25,831
Income from Fidelity Central Funds		6,598,769
Income before foreign taxes withheld		167,411,066
Less foreign taxes withheld		(12,596,890)
Total income		154,814,176

Expenses
Management fee Basic fee	$ 48,637,860
Performance adjustment	(7,944,328)
Transfer agent fees	15,331,656
Accounting and security lending fees	1,712,692
Custodian fees and expenses	1,207,677
Independent trustees' compensation	39,713
Depreciation in deferred trustee compensation account	(37)
Registration fees	56,697
Audit	113,545
Legal	51,751
Interest	7,829
Miscellaneous	97,194
Total expenses before reductions	59,312,249
Expense reductions	(2,662,088)	56,650,161
Net investment income (loss)		98,164,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	160,999,122
Other affiliated issuers	21,634,517
Foreign currency transactions	(2,096,186)
Capital gain distributions from Fidelity Central Funds	17,805
Total net realized gain (loss)		180,555,258
Change in net unrealized appreciation (depreciation) on: Investment securities	94,183,082
Assets and liabilities in foreign currencies	666,146
Total change in net unrealized appreciation (depreciation)		94,849,228
Net gain (loss)		275,404,486
Net increase (decrease) in net assets resulting from operations		$ 373,568,501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 98,164,015	$ 119,329,980
Net realized gain (loss)	180,555,258	(1,003,646,089)
Change in net unrealized appreciation (depreciation)	94,849,228	2,100,809,355
Net increase (decrease) in net assets resulting from operations	373,568,501	1,216,493,246
Distributions to shareholders from net investment income	(108,455,793)	(81,537,156)
Distributions to shareholders from net realized gain	(2,308,848)	-
Total distributions	(110,764,641)	(81,537,156)
Share transactions - net increase (decrease)	(771,649,789)	377,264,123
Redemption fees	54,523	81,713
Total increase (decrease) in net assets	(508,791,406)	1,512,301,926

Net Assets
Beginning of period	7,021,480,094	5,509,178,168
End of period (including undistributed net investment income of $85,893,161 and undistributed net investment income of $98,105,298, respectively)	$ 6,512,688,688	$ 7,021,480,094

Financial Highlights - Overseas

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.13	$ 25.43	$ 58.39	$ 47.08	$ 37.65
Income from Investment Operations
Net investment income (loss)B	.42	.52	.55	.70	.63
Net realized and unrealized gain (loss)	1.49	4.55	(27.19)	15.80	9.37
Total from investment operations	1.91	5.07	(26.64)	16.50	10.00
Distributions from net investment income	(.47)	(.37)	(.57)	(.55)	(.41)
Distributions from net realized gain	(.01)	-	(5.75)	(4.64)	(.16)
Total distributions	(.48)	(.37)	(6.32)	(5.19)	(.57)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 31.56	$ 30.13	$ 25.43	$ 58.39	$ 47.08
Total ReturnA	6.33%	20.44%	(50.88)%	38.79%	26.83%
Ratios to Average Net AssetsC,E
Expenses before reductions	.89%	1.02%	1.13%	.95%	1.00%
Expenses net of fee waivers, if any	.89%	1.02%	1.13%	.95%	1.00%
Expenses net of all reductions	.85%	.98%	1.10%	.91%	.90%
Net investment income (loss)	1.41%	2.01%	1.33%	1.43%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,548,689	$ 6,602,017	$ 5,464,901	$ 9,543,353	$ 7,217,287
Portfolio turnover rateD	111%	115%	113%	87%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss)D	.47	.59	.13
Net realized and unrealized gain (loss)	1.50	4.54	(19.68)
Total from investment operations	1.97	5.13	(19.55)
Distributions from net investment income	(.53)	(.42)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.54)	(.42)	-
Redemption fees added to paid in capitalD,I	-	-	-
Net asset value, end of period	$ 31.59	$ 30.16	$ 25.45
Total ReturnB,C	6.55%	20.73%	(43.44)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.69%	.78%	.96%A
Expenses net of fee waivers, if any	.69%	.78%	.96%A
Expenses net of all reductions	.66%	.74%	.93%A
Net investment income (loss)	1.60%	2.25%	1.08%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rateF	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.15	$ 26.62
Income from Investment Operations
Net investment income (loss)D	.48	.07
Net realized and unrealized gain (loss)	1.51	3.46
Total from investment operations	1.99	3.53
Distributions from net investment income	(.55)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.56)	-
Redemption fees added to paid in capitalD,I	-	-
Net asset value, end of period	$ 31.58	$ 30.15
Total ReturnB,C	6.60%	13.26%
Ratios to Average Net AssetsE,H
Expenses before reductions	.64%	.68%A
Expenses net of fee waivers, if any	.64%	.68%A
Expenses net of all reductions	.60%	.64%A
Net investment income (loss)	1.66%	.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 595,995	$ 36,415
Portfolio turnover rateF	111%	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas, Class K, and Class F shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 680,769,014
Gross unrealized depreciation	(481,671,593)
Net unrealized appreciation (depreciation)	$ 199,097,421

Tax Cost	$ 6,400,623,997

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 86,052,773
Capital loss carryforward	$ (1,637,677,232)
Net unrealized appreciation (depreciation)	$ 199,945,316

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 110,764,641	$ 81,537,156

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,369,512,168 and $8,098,799,007, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	15,119,234.25
Class K	212,422.05
	$ 15,331,656

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,413 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,768,107.44%		$ 7,829

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,318 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,382,864. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,661,854 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $234.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Overseas	$ 100,374,591	$ 78,759,447
Class K	6,711,130	2,777,709
Class F	1,370,072	-
Total	$ 108,455,793	$ 81,537,156
From net realized gain
Overseas	$ 2,158,312	$ -
Class K	126,111	-
Class F	24,425	-
Total	$ 2,308,848	$ -

A Distributions to shareholders for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Overseas
Shares sold	36,113,789	47,857,124	$ 1,067,886,397	$ 1,179,178,777
Conversion to Class KB	-	(11,269,934)	-	(265,380,751)
Reinvestment of distributions	3,238,247	3,481,434	101,747,555	78,089,426
Shares redeemed	(82,678,886)	(35,803,556)	(2,430,908,864)	(910,091,016)
Net increase (decrease)	(43,326,850)	4,265,068	($ 1,261,274,912)	$ 81,796,436
Class K
Shares sold	5,090,117	2,178,017	$ 151,156,491	$ 56,176,528
Conversion from OverseasB	-	11,270,235	-	265,380,751
Reinvestment of distributions	217,803	123,950	6,837,242	2,777,709
Shares redeemed	(6,358,836)	(2,610,676)	(189,093,826)	(67,054,987)
Net increase (decrease)	(1,050,916)	10,961,526	($ 31,100,093)	$ 257,280,001
Class F
Shares sold	22,173,982	1,220,610	$ 652,570,206	$ 38,599,366
Reinvestment of distributions	44,465	-	1,394,498	-
Shares redeemed	(4,555,729)	(12,931)	(133,239,488)	(411,680)
Net increase (decrease)	17,662,718	1,207,679	$ 520,725,216	$ 38,187,686

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

B Conversion transactions for class K and Overseas are presented for the period November 1, 2008 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Freedom Funds and Fidelity Freedom K® Funds were the owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and speciality chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Overseas Fund voted to pay on December 6, 2010 to shareholders of record at the opening of business on December 3, 2010, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/06/10	12/03/10	$0.571	$0.000

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	Ex Date
Class F	12/04/2009	100%
Class F	12/30/2009	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/07/2009	$0.505	$0.0394
Class F	12/31/2009	$0.009	$0.000

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

OVE-F-ANN-1210
1.891736.101

Fidelity®
Overseas
Fund -
Class K

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	6.55%	2.17%	1.85%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Class K shares rose 6.55%, underperforming the 8.49% gain of the MSCI EAFE® (Europe, Australasia, Far East) Index. The fund's relative performance was hurt by unfavorable positioning within industrials, specifically the capital goods group, consumer staples and financials. On a geographic basis, performance was stymied by an underweighting in Australia and stock picking in several countries, including Japan, the U.K. and Switzerland, but helped by investments in Italy and Germany. On an individual security basis, the fund's largest detractor was an out-of-index stake in U.S.-based Scientific Games, a provider of technology systems to the gaming industry, whose stock disappointed when new online gaming opportunities failed to materialize. I also missed with Hellenic Telecommunications Organization (OTE), the Greek firm whose stock struggled amid the country's economic crisis. I cut back on Scientific Games and sold OTE by period end. Within financials, the fund's investment in Italian banking group Intesa Sanpaolo detracted. Conversely, German automaker Volkswagen was the fund's top individual contributor. Underweighting energy giant BP helped, as the stock dropped after its oil-well blowout in the Gulf of Mexico. An out-of-index stake in luxury goods maker Bulgari was a solid contributor, as demand for its products surged within emerging markets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Overseas	.83%
Actual		$ 1,000.00	$ 1,037.80	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Class K	.64%
Actual		$ 1,000.00	$ 1,038.80	$ 3.29
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Class F	.62%
Actual		$ 1,000.00	$ 1,038.80	$ 3.19
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan	18.1%
France	18.1%
Germany	16.1%
United Kingdom	12.7%
United States of America	5.5%
Italy	4.8%
Switzerland	3.7%
Australia	2.6%
Bailiwick of Jersey	2.5%
Other	15.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	23.1%
Japan	21.6%
Germany	13.3%
France	12.0%
United States of America	7.0%
Italy	3.9%
Switzerland	3.1%
Australia	2.6%
Spain	2.5%
Other	10.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	97.3
Short-Term Investments and Net Other Assets	1.4	2.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod-Ricard SA (France, Beverages)	5.3	1.0
SAP AG (Germany, Software)	5.1	3.4
Volkswagen AG (Germany, Automobiles)	3.5	0.7
Mazda Motor Corp. (Japan, Automobiles)	3.4	2.3
Japan Tobacco, Inc. (Japan, Tobacco)	3.2	0.5
Bulgari SpA (Italy, Textiles, Apparel & Luxury Goods)	3.1	1.2
Siemens AG (Germany, Industrial Conglomerates)	1.8	1.8
Royal Dutch Shell PLC Class B ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	2.4
Fluor Corp. (United States of America, Construction & Engineering)	1.5	0.9
Ricoh Co. Ltd. (Japan, Office Electronics)	1.5	2.5
	30.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.1	15.4
Financials	17.4	23.0
Consumer Staples	12.4	8.1
Information Technology	11.2	12.6
Industrials	11.1	10.1
Energy	8.3	6.7
Materials	7.8	8.9
Telecommunication Services	4.5	3.5
Health Care	2.6	5.9
Utilities	1.2	3.1

Annual Report

Fidelity Overseas Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value
Australia - 2.6%
Australia & New Zealand Banking Group Ltd.	2,742,327	$ 66,652,578
Macquarie Group Ltd.	862,470	30,586,058
Newcrest Mining Ltd.	1,898,098	74,304,490
TOTAL AUSTRALIA		171,543,126
Austria - 0.9%
Erste Bank AG	563,100	25,409,732
Wienerberger AG (a)	1,786,918	30,085,525
TOTAL AUSTRIA		55,495,257
Bailiwick of Jersey - 2.5%
Charter International PLC	1,557,500	18,415,673
Heritage Oil PLC	2,780,200	15,345,055
United Business Media Ltd.	5,000,000	52,710,735
WPP PLC	6,514,338	75,693,005
TOTAL BAILIWICK OF JERSEY		162,164,468
Belgium - 1.5%
Ageas	8,054,178	24,756,232
Anheuser-Busch InBev SA NV	780,339	48,899,125
Anheuser-Busch InBev SA NV (strip VVPR) (a)	6,312,640	26,351
KBC Groupe SA (a)	486,408	21,153,772
TOTAL BELGIUM		94,835,480
Bermuda - 0.5%
GOME Electrical Appliances Holdings Ltd. (a)	93,574,000	31,508,226
Brazil - 1.8%
Banco do Brasil SA	1,437,500	27,969,228
BM&F Bovespa SA	3,905,100	32,710,836
Centrais Eletricas Brasileiras SA (Electrobras) sponsored ADR (d)	3,938,600	55,022,242
TOTAL BRAZIL		115,702,306
Canada - 1.5%
Harry Winston Diamond Corp. (a)	2,390,974	30,546,516
Niko Resources Ltd.	341,600	32,589,156
Talisman Energy, Inc.	1,931,800	35,022,043
TOTAL CANADA		98,157,715
Cayman Islands - 0.3%
3SBio, Inc. sponsored ADR (a)	37,000	556,850
China Shanshui Cement Group Ltd.	3,219,000	2,292,389
PCD Stores Group Ltd.	4,666,000	1,504,919
Peak Sport Products Co. Ltd.	16,175,000	12,896,178
TOTAL CAYMAN ISLANDS		17,250,336

	Shares	Value
China - 0.5%
China Merchants Bank Co. Ltd. (H Shares)	12,276,500	$ 34,843,799
Minth Group Ltd.	72,000	134,688
TOTAL CHINA		34,978,487
Denmark - 0.5%
Carlsberg AS Series B	284,700	31,131,011
France - 18.1%
Accor SA	806,023	33,046,197
Alstom SA	1,556,065	78,509,668
Atos Origin SA (a)	803,297	37,137,165
AXA SA	1,253,837	22,820,042
BNP Paribas SA	617,426	45,146,620
Carrefour SA	1,432,468	77,296,591
Christian Dior SA	281,800	40,759,898
Compagnie de St. Gobain	1,180,629	55,131,906
Compagnie Generale de Geophysique SA (a)	2,168,200	50,633,571
L'Oreal SA	198,100	23,253,517
LVMH Moet Hennessy - Louis Vuitton	508,209	79,624,799
Pernod-Ricard SA	3,860,967	342,271,944
PPR SA	446,469	73,181,989
Renault SA (a)	725,300	40,293,056
Safran SA	1,265,056	40,098,772
Sanofi-Aventis	619,478	43,390,713
Schneider Electric SA	234,583	33,293,873
Societe Generale Series A	1,097,908	65,728,608
TOTAL FRANCE		1,181,618,929
Germany - 12.1%
Deutsche Boerse AG	1,176,192	82,747,121
Fresenius Medical Care AG & Co. KGaA (d)	954,400	60,782,555
HeidelbergCement AG	1,413,029	73,898,094
Linde AG	341,697	49,185,747
Munich Re Group	129,625	20,264,200
Puma AG	144,300	47,967,832
SAP AG	6,381,161	332,698,622
Siemens AG	1,040,567	118,843,382
TOTAL GERMANY		786,387,553
Hong Kong - 1.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	5,330,700	74,629,800
Henderson Land Development Co. Ltd.	2,758,000	19,587,538
TOTAL HONG KONG		94,217,338
India - 0.3%
Bharti Airtel Ltd.	2,628,490	19,311,174
Indonesia - 0.2%
PT Indosat Tbk sponsored ADR (d)	425,600	14,019,264
Common Stocks - continued
	Shares	Value
Israel - 0.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	454,800	$ 23,604,120
Italy - 4.8%
Bulgari SpA (d)(e)	18,976,214	203,182,267
Intesa Sanpaolo SpA	17,104,673	60,155,252
Saipem SpA	1,039,967	46,204,693
TOTAL ITALY		309,542,212
Japan - 18.1%
Denso Corp.	1,410,300	43,857,646
Hitachi Ltd. (a)	6,197,000	28,008,276
Japan Tobacco, Inc.	66,332	206,072,575
Kenedix, Inc. (a)(d)	71,644	14,449,883
Keyence Corp.	110,000	27,271,032
Mazda Motor Corp.	87,560,000	222,529,219
Mitsubishi Corp.	3,326,700	79,906,263
Mitsubishi UFJ Financial Group, Inc.	10,993,100	51,019,020
Mitsui & Co. Ltd.	5,632,000	88,576,770
Mizuho Financial Group, Inc.	12,656,900	18,356,540
Rakuten, Inc.	87,129	67,130,581
Ricoh Co. Ltd.	6,888,000	96,353,600
SOFTBANK CORP.	1,562,000	50,163,672
Sumitomo Mitsui Financial Group, Inc.	1,168,700	34,883,060
Tokyo Broadcasting System Holding	1,852,500	22,836,833
Tokyo Electron Ltd.	1,655,700	93,420,153
Toshiba Corp. (a)	4,682,000	23,434,099
Toto Ltd. (d)	2,025,000	13,453,746
TOTAL JAPAN		1,181,722,968
Korea (South) - 0.6%
Shinhan Financial Group Co. Ltd.	495,630	19,194,916
SK Telecom Co. Ltd. sponsored ADR (d)	1,152,400	21,238,732
TOTAL KOREA (SOUTH)		40,433,648
Netherlands - 1.4%
AEGON NV (a)	4,267,800	27,041,518
ING Groep NV (Certificaten Van Aandelen) unit (a)	3,711,800	39,701,429
Koninklijke Philips Electronics NV	802,100	24,459,768
TOTAL NETHERLANDS		91,202,715
Norway - 1.5%
Aker Solutions ASA	4,406,500	67,083,064
Sevan Marine ASA (a)(d)	24,336,552	32,791,814
TOTAL NORWAY		99,874,878

	Shares	Value
Russia - 0.6%
Mobile TeleSystems OJSC sponsored ADR	1,052,500	$ 22,786,625
OAO Gazprom sponsored ADR	737,700	16,118,745
TOTAL RUSSIA		38,905,370
Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA	4,148,498	54,640,336
Inditex SA (d)	459,185	38,342,368
Indra Sistemas SA (d)	1,047,400	20,498,398
Red Electrica Corporacion SA	397,300	19,954,149
TOTAL SPAIN		133,435,251
Switzerland - 3.7%
Julius Baer Group Ltd.	1,451,350	61,247,604
Roche Holding AG (participation certificate)	267,163	39,218,828
The Swatch Group AG (Bearer)	120,060	45,872,470
Transocean Ltd. (a)	556,300	35,247,168
UBS AG (a)	3,366,813	57,176,452
TOTAL SWITZERLAND		238,762,522
United Kingdom - 12.7%
Anglo American PLC (United Kingdom)	1,823,500	84,957,817
BAE Systems PLC	5,367,400	29,642,063
Barclays PLC	9,627,323	42,301,417
BG Group PLC	3,213,318	62,576,583
BHP Billiton PLC	2,041,281	72,303,336
BP PLC sponsored ADR	1,140,200	46,554,366
Capita Group PLC	1,188,700	14,597,806
HSBC Holdings PLC sponsored ADR	1,368,764	71,326,292
Imperial Tobacco Group PLC	2,114,240	67,712,719
ITV PLC (a)	21,426,630	23,429,321
Lloyds Banking Group PLC (a)	31,001,210	34,069,890
Micro Focus International PLC	4,399,600	26,912,392
Misys PLC (a)	6,860,500	30,930,222
Rio Tinto PLC	1,255,810	81,555,009
Royal Dutch Shell PLC Class B ADR	1,635,700	105,208,224
Xstrata PLC	1,872,200	36,279,500
TOTAL UNITED KINGDOM		830,356,957
United States of America - 4.1%
AsiaInfo Holdings, Inc. (a)	735,335	16,339,144
CME Group, Inc.	126,200	36,553,830
Fluor Corp.	2,020,100	97,348,619
NII Holdings, Inc. (a)	2,134,400	89,239,264
Scientific Games Corp. Class A (a)	3,345,209	26,427,151
Viad Corp.	98,936	1,974,763
TOTAL UNITED STATES OF AMERICA		267,882,771
TOTAL COMMON STOCKS (Cost $5,942,808,667)		6,164,044,082
Nonconvertible Preferred Stocks - 4.0%
	Shares	Value
Germany - 4.0%
Porsche Automobil Holding SE	593,200	$ 30,387,401
Volkswagen AG	1,511,968	227,213,411
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $188,849,860)		257,600,812
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.23% (b)	46,818,828	46,818,828
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	131,257,696	131,257,696
TOTAL MONEY MARKET FUNDS (Cost $178,076,524)		178,076,524
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,309,735,051)	6,599,721,418
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(87,032,730)
NET ASSETS - 100%	$ 6,512,688,688
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 215,905
Fidelity Securities Lending Cash Central Fund	6,382,864
Total	$ 6,598,769
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bulgari SpA	$ 113,852,096	$ 108,432,769	$ 67,968,297	$ 392,681	$ 203,182,267
Harry Winston Diamond Corp.	35,080,049	-	21,459,940	-	-
Kenedix, Inc.	28,504,228	13,220,143	12,411,387	-	-
William Hill PLC	71,632,544	29,169,053	94,152,324	2,667,780	-
Total	$ 249,068,917	$ 150,821,965	$ 195,991,948	$ 3,060,461	$ 203,182,267
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 1,181,722,968	$ 131,688,329	$ 1,050,034,639	$ -
France	1,181,618,929	1,087,594,645	94,024,284	-
Germany	1,043,988,365	1,043,988,365	-	-
United Kingdom	830,356,957	600,127,305	230,229,652	-
Italy	309,542,212	309,542,212	-	-
United States of America	267,882,771	267,882,771	-	-
Switzerland	238,762,522	181,586,070	57,176,452	-
Australia	171,543,126	171,543,126	-	-
Bailiwick of Jersey	162,164,468	86,471,463	75,693,005	-
Other	1,034,062,576	888,219,525	145,843,051	-
Money Market Funds	178,076,524	178,076,524	-	-
Total Investments in Securities:	$ 6,599,721,418	$ 4,946,720,335	$ 1,653,001,083	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 35
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(35)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $1,637,677,232 of which $697,957,467 and $939,719,765 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $126,027,467) - See accompanying schedule: Unaffiliated issuers (cost $5,979,280,612)	$ 6,218,462,627
Fidelity Central Funds (cost $178,076,524)	178,076,524
Other affiliated issuers (cost $152,377,915)	203,182,267
Total Investments (cost $6,309,735,051)		$ 6,599,721,418
Receivable for investments sold		136,276,399
Receivable for fund shares sold		7,122,890
Dividends receivable		15,109,772
Distributions receivable from Fidelity Central Funds		80,022
Other receivables		947,969
Total assets		6,759,258,470

Liabilities
Payable for investments purchased	$ 108,531,107
Payable for fund shares redeemed	2,267,344
Accrued management fee	2,739,436
Other affiliated payables	1,272,757
Other payables and accrued expenses	501,442
Collateral on securities loaned, at value	131,257,696
Total liabilities		246,569,782

Net Assets		$ 6,512,688,688
Net Assets consist of:
Paid in capital		$ 7,864,527,445
Undistributed net investment income		85,893,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,728,566,184)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		290,834,266
Net Assets		$ 6,512,688,688
Overseas: Net Asset Value, offering price and redemption price per share ($5,548,689,358 ÷ 175,814,142 shares)		$ 31.56

Class K: Net Asset Value, offering price and redemption price per share ($368,004,318 ÷ 11,650,042 shares)		$ 31.59

Class F: Net Asset Value, offering price and redemption price per share ($595,995,012 ÷ 18,870,397 shares)		$ 31.58

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends (including $3,060,461 earned from other affiliated issuers)		$ 160,786,466
Interest		25,831
Income from Fidelity Central Funds		6,598,769
Income before foreign taxes withheld		167,411,066
Less foreign taxes withheld		(12,596,890)
Total income		154,814,176

Expenses
Management fee Basic fee	$ 48,637,860
Performance adjustment	(7,944,328)
Transfer agent fees	15,331,656
Accounting and security lending fees	1,712,692
Custodian fees and expenses	1,207,677
Independent trustees' compensation	39,713
Depreciation in deferred trustee compensation account	(37)
Registration fees	56,697
Audit	113,545
Legal	51,751
Interest	7,829
Miscellaneous	97,194
Total expenses before reductions	59,312,249
Expense reductions	(2,662,088)	56,650,161
Net investment income (loss)		98,164,015
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	160,999,122
Other affiliated issuers	21,634,517
Foreign currency transactions	(2,096,186)
Capital gain distributions from Fidelity Central Funds	17,805
Total net realized gain (loss)		180,555,258
Change in net unrealized appreciation (depreciation) on: Investment securities	94,183,082
Assets and liabilities in foreign currencies	666,146
Total change in net unrealized appreciation (depreciation)		94,849,228
Net gain (loss)		275,404,486
Net increase (decrease) in net assets resulting from operations		$ 373,568,501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 98,164,015	$ 119,329,980
Net realized gain (loss)	180,555,258	(1,003,646,089)
Change in net unrealized appreciation (depreciation)	94,849,228	2,100,809,355
Net increase (decrease) in net assets resulting from operations	373,568,501	1,216,493,246
Distributions to shareholders from net investment income	(108,455,793)	(81,537,156)
Distributions to shareholders from net realized gain	(2,308,848)	-
Total distributions	(110,764,641)	(81,537,156)
Share transactions - net increase (decrease)	(771,649,789)	377,264,123
Redemption fees	54,523	81,713
Total increase (decrease) in net assets	(508,791,406)	1,512,301,926

Net Assets
Beginning of period	7,021,480,094	5,509,178,168
End of period (including undistributed net investment income of $85,893,161 and undistributed net investment income of $98,105,298, respectively)	$ 6,512,688,688	$ 7,021,480,094

Financial Highlights - Overseas

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 30.13	$ 25.43	$ 58.39	$ 47.08	$ 37.65
Income from Investment Operations
Net investment income (loss)B	.42	.52	.55	.70	.63
Net realized and unrealized gain (loss)	1.49	4.55	(27.19)	15.80	9.37
Total from investment operations	1.91	5.07	(26.64)	16.50	10.00
Distributions from net investment income	(.47)	(.37)	(.57)	(.55)	(.41)
Distributions from net realized gain	(.01)	-	(5.75)	(4.64)	(.16)
Total distributions	(.48)	(.37)	(6.32)	(5.19)	(.57)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 31.56	$ 30.13	$ 25.43	$ 58.39	$ 47.08
Total ReturnA	6.33%	20.44%	(50.88)%	38.79%	26.83%
Ratios to Average Net AssetsC,E
Expenses before reductions	.89%	1.02%	1.13%	.95%	1.00%
Expenses net of fee waivers, if any	.89%	1.02%	1.13%	.95%	1.00%
Expenses net of all reductions	.85%	.98%	1.10%	.91%	.90%
Net investment income (loss)	1.41%	2.01%	1.33%	1.43%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,548,689	$ 6,602,017	$ 5,464,901	$ 9,543,353	$ 7,217,287
Portfolio turnover rateD	111%	115%	113%	87%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss)D	.47	.59	.13
Net realized and unrealized gain (loss)	1.50	4.54	(19.68)
Total from investment operations	1.97	5.13	(19.55)
Distributions from net investment income	(.53)	(.42)	-
Distributions from net realized gain	(.01)	-	-
Total distributions	(.54)	(.42)	-
Redemption fees added to paid in capitalD,I	-	-	-
Net asset value, end of period	$ 31.59	$ 30.16	$ 25.45
Total ReturnB,C	6.55%	20.73%	(43.44)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.69%	.78%	.96%A
Expenses net of fee waivers, if any	.69%	.78%	.96%A
Expenses net of all reductions	.66%	.74%	.93%A
Net investment income (loss)	1.60%	2.25%	1.08%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rateF	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.15	$ 26.62
Income from Investment Operations
Net investment income (loss)D	.48	.07
Net realized and unrealized gain (loss)	1.51	3.46
Total from investment operations	1.99	3.53
Distributions from net investment income	(.55)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.56)	-
Redemption fees added to paid in capitalD,I	-	-
Net asset value, end of period	$ 31.58	$ 30.15
Total ReturnB,C	6.60%	13.26%
Ratios to Average Net AssetsE,H
Expenses before reductions	.64%	.68%A
Expenses net of fee waivers, if any	.64%	.68%A
Expenses net of all reductions	.60%	.64%A
Net investment income (loss)	1.66%	.70%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 595,995	$ 36,415
Portfolio turnover rateF	111%	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas, Class K, and Class F shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds,including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 680,769,014
Gross unrealized depreciation	(481,671,593)
Net unrealized appreciation (depreciation)	$ 199,097,421

Tax Cost	$ 6,400,623,997

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 86,052,773
Capital loss carryforward	$ (1,637,677,232)
Net unrealized appreciation (depreciation)	$ 199,945,316

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 110,764,641	$ 81,537,156

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,369,512,168 and $8,098,799,007, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..59% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	15,119,234.25
Class K	212,422.05
	$ 15,331,656

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,413 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,768,107.44%		$ 7,829

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,318 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,382,864. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,661,854 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $234.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Overseas	$ 100,374,591	$ 78,759,447
Class K	6,711,130	2,777,709
Class F	1,370,072	-
Total	$ 108,455,793	$ 81,537,156
From net realized gain
Overseas	$ 2,158,312	$ -
Class K	126,111	-
Class F	24,425	-
Total	$ 2,308,848	$ -

A Distributions to shareholders for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Overseas
Shares sold	36,113,789	47,857,124	$ 1,067,886,397	$ 1,179,178,777
Conversion to Class KB	-	(11,269,934)	-	(265,380,751)
Reinvestment of distributions	3,238,247	3,481,434	101,747,555	78,089,426
Shares redeemed	(82,678,886)	(35,803,556)	(2,430,908,864)	(910,091,016)
Net increase (decrease)	(43,326,850)	4,265,068	($ 1,261,274,912)	$ 81,796,436
Class K
Shares sold	5,090,117	2,178,017	$ 151,156,491	$ 56,176,528
Conversion from OverseasB	-	11,270,235	-	265,380,751
Reinvestment of distributions	217,803	123,950	6,837,242	2,777,709
Shares redeemed	(6,358,836)	(2,610,676)	(189,093,826)	(67,054,987)
Net increase (decrease)	(1,050,916)	10,961,526	($ 31,100,093)	$ 257,280,001
Class F
Shares sold	22,173,982	1,220,610	$ 652,570,206	$ 38,599,366
Reinvestment of distributions	44,465	-	1,394,498	-
Shares redeemed	(4,555,729)	(12,931)	(133,239,488)	(411,680)
Net increase (decrease)	17,662,718	1,207,679	$ 520,725,216	$ 38,187,686

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

B Conversion transactions for class K and Overseas are presented for the period November 1, 2008 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Freedom Funds and Fidelity Freedom K® Funds were the owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and speciality chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Overseas Fund voted to pay on December 6, 2010 to shareholders of record at the opening of business on December 3, 2010, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/06/10	12/03/10	$0.553	$0.000

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	Ex Date
Class K	12/04/2009	100%
Class K	12/30/2009	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/07/09	$0.493	$0.0394
Class K	12/31/09	$0.009	$0.000

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investment Advisors
FIL Investment Advisors (U.K.) Ltd.
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

OVE-K-UANN-1210
1.863317.102

(Fidelity Investment logo)(registered trademark)

Fidelity AdvisorSM
Worldwide Fund
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are
classes of Fidelity® Worldwide Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	11.07%	3.61%	3.53%
Class T (incl. 3.50% sales charge) B	13.41%	4.01%	3.73%
Class B (incl. contingent deferred sales charge) C	11.92%	4.27%	4.02%
Class C (incl. contingent deferred sales charge) D	15.94%	4.58%	4.02%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Worldwide Fund - Class A, a class of the fund, on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Class A took place on February 19, 2009. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Developed-markets equities rode a wave of volatility during the 12 months ending October 31, 2010, en route to producing above-average gains. Stocks posted solid advances in the first half of the period, despite growing concerns about the Greece-led European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel developed-world stocks about 18%. For the full year, the MSCI® World Index gained 13.15%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and the United States were standouts, returning 23% and 17%, respectively. U.S. stocks - which comprised almost half of the index - were lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. The Pacific Basin ex-Japan segment rose 15% for the period, aided in part by solid results from Hong Kong. Elsewhere, the U.K. returned 13%, while the remainder of Europe rose just 7%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan advanced only 5%, a result of that nation's continued weak economy.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity AdvisorSM Worldwide Fund and manager of its non-U.S. equity subportfolio, and Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 17.85%, 17.53%, 16.92% and 16.94% (excluding sales charge), outpacing the MSCI index. Our focus on reasonably valued stocks with good balance sheets and strong earnings growth prospects helped drive favorable stock selection, especially in the information technology and industrials sectors. U.S. stocks - about 47% of assets, on average - had the biggest positive impact on performance. Good stock picking within strong-performing emerging markets, where the fund had a small out-of-benchmark stake, also contributed, as did favorable positioning in Europe and Japan. Weak security selection and an underweighting in Canada - along with the associated currency drag - disappointing stock selection in energy and a small cash position hampered performance Individual contributors included Cummins, a leading diesel engine manufacturer, and Union Pacific, a West Coast railroad company. Both of these industrials firms benefited from a recovering economy. Within technology, Apple was up sharply, thanks to the successful launch of the iPad and worldwide growth of the iPhone. Untimely ownership of both General Electric, a diversified conglomerate in the industrials sector, and coal company Peabody Energy detracted from results. These stocks were sold from the fund by period end

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.42%
Actual		$ 1,000.00	$ 1,044.80	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class T	1.68%
Actual		$ 1,000.00	$ 1,043.60	$ 8.65
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.17%
Actual		$ 1,000.00	$ 1,040.70	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Class C	2.17%
Actual		$ 1,000.00	$ 1,040.80	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Worldwide	1.11%
Actual		$ 1,000.00	$ 1,045.80	$ 5.72
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.18%
Actual		$ 1,000.00	$ 1,045.80	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United States of America	47.3%
United Kingdom	10.6%
Japan	6.1%
Germany	4.5%
France	4.4%
Switzerland	3.9%
Spain	1.9%
Denmark	1.9%
India	1.7%
Other	17.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United States of America	50.2%
United Kingdom	9.8%
Japan	9.1%
France	4.7%
Switzerland	3.6%
Germany	3.3%
Netherlands	1.8%
Australia	1.5%
Spain	1.4%
Other	14.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	98.6
Bonds	0.2	0.0
Short-Term Investments and Net Other Assets	1.6	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America, Road & Rail)	2.7	2.7
Cummins, Inc. (United States of America, Machinery)	2.3	2.2
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.0	0.0
Estee Lauder Companies, Inc. Class A (United States of America, Personal Products)	1.9	0.9
Google, Inc. Class A (United States of America, Internet Software & Services)	1.8	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.8	2.3
Perrigo Co. (United States of America, Pharmaceuticals)	1.5	0.4
Edwards Lifesciences Corp. (United States of America, Health Care Equipment & Supplies)	1.3	0.6
eBay, Inc. (United States of America, Internet Software & Services)	1.3	0.0
CSX Corp. (United States of America, Road & Rail)	1.3	0.9
	17.9
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.0	15.8
Consumer Discretionary	17.1	16.7
Information Technology	15.6	15.2
Financials	13.5	18.9
Health Care	10.3	10.3
Energy	8.4	8.8
Consumer Staples	7.0	5.6
Materials	6.3	4.6
Telecommunication Services	3.0	1.9
Utilities	0.2	0.8

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.5%
Australia & New Zealand Banking Group Ltd.	244,941	$ 5,953,320
JB Hi-Fi Ltd.	75,078	1,462,177
Macquarie Group Ltd.	78,951	2,799,865
Newcrest Mining Ltd.	70,629	2,764,900
Wesfarmers Ltd.	61,452	1,995,076
Westfield Group unit	128,519	1,558,687
TOTAL AUSTRALIA		16,534,025
Bailiwick of Jersey - 0.3%
Experian PLC	201,300	2,339,830
Informa PLC	111,595	779,533
TOTAL BAILIWICK OF JERSEY		3,119,363
Belgium - 0.6%
Anheuser-Busch InBev SA NV	98,425	6,167,699
EVS Broadcast Equipment SA	13,200	828,358
TOTAL BELGIUM		6,996,057
Bermuda - 0.5%
Huabao International Holdings Ltd.	1,495,000	2,252,746
Li & Fung Ltd.	258,000	1,363,019
Noble Group Ltd.	1,474,363	2,118,763
Sihuan Pharmaceutical Holdings Group Ltd.	53,000	38,496
TOTAL BERMUDA		5,773,024
Brazil - 1.0%
Banco ABC Brasil SA	60,000	591,112
Banco Santander (Brasil) SA ADR	102,900	1,481,760
Cia Hering SA	4,000	196,920
Diagnosticos da America SA	135,000	1,666,471
Drogasil SA	85,300	2,157,571
Hypermarcas SA (a)	13,000	213,967
Lojas Renner SA	7,000	276,511
Natura Cosmeticos SA	7,000	200,388
Souza Cruz Industria Comerico	85,300	4,382,832
TOTAL BRAZIL		11,167,532
British Virgin Islands - 0.7%
HLS Systems International Ltd. (a)	67,343	851,216
Playtech Ltd.	200,359	1,437,301
UTI Worldwide, Inc.	303,000	5,823,660
TOTAL BRITISH VIRGIN ISLANDS		8,112,177
Canada - 1.5%
Agrium, Inc.	20,000	1,769,193
Dollarama, Inc.	72,209	1,903,106
First Quantum Minerals Ltd.	13,800	1,208,430
InterOil Corp. (a)	13,400	953,812
Keyera Facilities Income Fund	99,000	3,072,213
Niko Resources Ltd.	26,700	2,547,220
Open Text Corp. (a)	41,800	1,849,217

	Shares	Value
Pan American Silver Corp.	45,500	$ 1,452,360
Petrobank Energy & Resources Ltd. (a)	46,800	1,862,547
TOTAL CANADA		16,618,098
Cayman Islands - 1.5%
Belle International Holdings Ltd.	505,000	912,111
Bosideng International Holdings Ltd.	4,572,000	2,312,174
China Lodging Group Ltd. ADR	36,400	884,884
Ctrip.com International Ltd. sponsored ADR (a)	27,200	1,416,304
Eurasia Drilling Co. Ltd. GDR (d)	27,400	698,700
Evergreen International Holdings Ltd. (a)	58,000	34,420
Hengdeli Holdings Ltd.	4,104,000	2,276,691
Herbalife Ltd.	26,000	1,660,360
Mongolian Mining Corp.	1,526,000	1,651,752
Perfect World Co. Ltd. sponsored ADR Class B (a)	50,200	1,626,480
Shenguan Holdings Group Ltd.	1,148,000	1,495,862
TPK Holdings Co.	3,000	49,502
Want Want China Holdings Ltd.	2,043,000	1,884,528
TOTAL CAYMAN ISLANDS		16,903,768
China - 0.6%
Baidu.com, Inc. sponsored ADR (a)	17,900	1,969,179
China Merchants Bank Co. Ltd. (H Shares)	1,000,500	2,839,671
Comba Telecom Systems Holdings Ltd.	408,980	464,315
Minth Group Ltd.	238,000	445,218
Zhaojin Mining Industry Co. Ltd. (H Shares)	255,500	794,394
ZTE Corp. (H Shares)	128,376	476,985
TOTAL CHINA		6,989,762
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	1,232,268	34,550
Denmark - 1.9%
Carlsberg AS Series B	37,700	4,122,371
Novo Nordisk AS Series B	94,116	9,880,512
Pandora A/S	41,900	2,032,804
William Demant Holding AS (a)	58,200	4,362,475
TOTAL DENMARK		20,398,162
Egypt - 0.1%
Orascom Construction Industries SAE GDR	24,600	1,138,980
France - 4.4%
Accor SA	39,500	1,619,463
Atos Origin SA (a)	65,745	3,039,452
AXA SA	119,037	2,166,493
BNP Paribas SA	53,888	3,940,328
Carrefour SA	53,867	2,906,687
Compagnie Generale de Geophysique SA (a)	58,200	1,359,134
Edenred (a)	59,000	1,235,538
Essilor International SA	30,396	2,029,291
Common Stocks - continued
	Shares	Value
France - continued
GDF Suez	41,100	$ 1,640,169
Iliad Group SA	27,158	3,057,130
LVMH Moet Hennessy - Louis Vuitton	42,788	6,703,907
Pernod-Ricard SA	21,114	1,871,741
PPR SA	36,550	5,991,013
Sanofi-Aventis	15,104	1,057,944
Schneider Electric SA	32,065	4,550,918
Societe Generale Series A	64,751	3,876,457
Unibail-Rodamco	6,389	1,330,829
TOTAL FRANCE		48,376,494
Germany - 3.1%
Bayerische Motoren Werke AG (BMW)	121,009	8,673,149
Fresenius Medical Care AG & Co. KGaA	53,500	3,407,237
GEA Group AG	110,697	2,894,211
HeidelbergCement AG	11,766	615,334
Kabel Deutschland Holding AG	68,500	3,083,895
MAN SE	45,742	5,028,169
Metro AG	23,500	1,646,725
PSI AG	69,000	1,515,999
Siemens AG	59,514	6,797,107
Software AG (Bearer)	6,000	840,714
TOTAL GERMANY		34,502,540
Greece - 0.1%
Coca-Cola Hellenic Bottling Co. SA	36,300	939,479
Hong Kong - 0.9%
AIA Group Ltd.	543,200	1,615,321
Henderson Land Development Co. Ltd.	204,232	1,450,472
I.T Ltd.	1,134,000	956,795
Techtronic Industries Co. Ltd.	3,575,500	3,621,051
Wharf Holdings Ltd.	264,000	1,733,604
TOTAL HONG KONG		9,377,243
India - 1.7%
Adani Enterprises Ltd.	108,277	1,720,829
Gitanjali Gems Ltd.	135,298	904,886
Housing Development Finance Corp. Ltd.	81,615	1,266,252
IndusInd Bank Ltd.	112,500	669,036
INFO Edge India Ltd.	36,696	563,252
Infrastructure Development Finance Co. Ltd.	329,354	1,486,458
Larsen & Toubro Ltd.	57,646	2,637,215
LIC Housing Finance Ltd.	108,161	3,271,184
Reliance Industries Ltd.	74,372	1,839,375
Rural Electrification Corp. Ltd.	149,130	1,247,040
Shriram Transport Finance Co. Ltd.	33,464	665,430
State Bank of India	11,744	834,758
The Jammu & Kashmir Bank Ltd.	30,114	618,551
Titan Industries Ltd.	8,771	702,897
TOTAL INDIA		18,427,163

	Shares	Value
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	1,171,000	$ 1,493,638
PT Tower Bersama Infrastructure Tbk	514,500	146,794
PT XL Axiata Tbk (a)	3,712,000	2,388,137
TOTAL INDONESIA		4,028,569
Ireland - 0.3%
Ingersoll-Rand Co. Ltd.	39,200	1,540,952
James Hardie Industries NV unit (a)	206,041	1,087,961
Ryanair Holdings PLC sponsored ADR	17,000	554,710
TOTAL IRELAND		3,183,623
Israel - 0.1%
Israel Chemicals Ltd.	81,400	1,245,073
Italy - 0.7%
Intesa Sanpaolo SpA	304,069	1,069,377
Intesa Sanpaolo SpA (Risparmio Shares)	347,700	952,616
Prysmian SpA	75,500	1,463,409
Saipem SpA	102,206	4,540,910
TOTAL ITALY		8,026,312
Japan - 6.1%
ABC-Mart, Inc.	84,500	2,874,071
Asics Corp.	155,000	1,673,854
Canon, Inc.	72,250	3,325,904
Cosmos Pharmaceutical Corp.	29,500	928,588
Denso Corp.	86,400	2,686,876
Don Quijote Co. Ltd.	53,400	1,459,259
eAccess Ltd.	1,324	965,811
Fast Retailing Co. Ltd.	4,800	628,758
Goldcrest Co. Ltd.	8,680	187,364
Honda Motor Co. Ltd.	94,600	3,410,215
JSR Corp.	126,300	2,186,354
Keyence Corp.	10,400	2,578,352
Komatsu Ltd.	99,000	2,419,702
Mazda Motor Corp.	807,000	2,050,949
Misumi Group, Inc.	46,300	992,513
Mitsubishi Corp.	107,700	2,586,919
Mitsubishi UFJ Financial Group, Inc.	691,500	3,209,254
Mitsui & Co. Ltd.	120,900	1,901,444
Mizuho Financial Group, Inc.	985,000	1,428,564
Nichi-iko Pharmaceutical Co. Ltd.	64,000	2,257,139
Nintendo Co. Ltd.	4,700	1,217,783
Omron Corp.	75,900	1,761,914
ORIX Corp.	66,920	6,104,048
Osaka Securities Exchange Co. Ltd.	101	508,326
Rakuten, Inc.	4,389	3,381,608
Ricoh Co. Ltd.	164,000	2,294,133
Sawai Pharmaceutical Co. Ltd.	9,100	794,992
SOFTBANK CORP.	220,500	7,081,363
Sony Financial Holdings, Inc.	381	1,325,711
Common Stocks - continued
	Shares	Value
Japan - continued
Start Today Co. Ltd.	392	$ 1,219,307
Sumitomo Mitsui Financial Group, Inc.	63,100	1,883,393
TOTAL JAPAN		67,324,468
Korea (South) - 0.8%
Hyundai Motor Co.	10,383	1,569,684
Kia Motors Corp.	57,390	2,291,517
NCsoft Corp.	5,052	1,111,934
NHN Corp. (a)	6,568	1,165,243
Samsung Electronics Co. Ltd.	1,927	1,276,669
Shinhan Financial Group Co. Ltd.	22,350	865,578
TOTAL KOREA (SOUTH)		8,280,625
Luxembourg - 0.1%
Millicom International Cellular SA	15,000	1,419,000
Mauritius - 0.2%
MakeMyTrip Ltd.	48,400	1,749,660
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	831,200	2,273,425
Netherlands - 1.5%
AEGON NV (a)	192,700	1,220,981
CNH Global NV (a)	29,000	1,151,010
Gemalto NV	38,267	1,742,229
ING Groep NV (Certificaten Van Aandelen) unit (a)	279,400	2,988,464
Koninklijke Philips Electronics NV	124,481	3,796,006
LyondellBasell Industries NV Class A (a)	203,000	5,452,580
Randstad Holdings NV (a)	10,195	485,155
TOTAL NETHERLANDS		16,836,425
Norway - 0.8%
Aker Solutions ASA	102,200	1,555,858
DnB NOR ASA	278,200	3,817,398
Telenor ASA	83,600	1,347,605
Yara International ASA	33,200	1,745,191
TOTAL NORWAY		8,466,052
Poland - 0.1%
Eurocash SA	106,300	977,025
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	279,659	1,281,444
Singapore - 0.2%
Keppel Corp. Ltd.	234,000	1,804,311
South Africa - 1.1%
African Rainbow Minerals Ltd.	33,000	841,883
AngloGold Ashanti Ltd. sponsored ADR	44,700	2,105,817
Clicks Group Ltd.	425,706	2,777,248
Mr Price Group Ltd.	201,100	1,827,542
Sanlam Ltd.	389,600	1,460,503

	Shares	Value
Standard Bank Group Ltd.	72,700	$ 1,072,071
Woolworths Holdings Ltd.	542,336	2,125,199
TOTAL SOUTH AFRICA		12,210,263
Spain - 1.9%
Antena 3 Television SA	118,200	1,207,205
Banco Bilbao Vizcaya Argentaria SA	227,085	2,990,962
Banco Santander SA	477,562	6,128,223
Gestevision Telecinco SA	125,500	1,600,631
Inditex SA (c)	21,397	1,786,669
Prosegur Compania de Seguridad SA (Reg.)	25,800	1,545,829
Telefonica SA	197,595	5,338,170
TOTAL SPAIN		20,597,689
Sweden - 0.9%
Elekta AB (B Shares)	119,900	4,536,446
H&M Hennes & Mauritz AB (B Shares)	72,098	2,540,091
Modern Times Group MTG AB (B Shares)	32,200	2,308,881
TOTAL SWEDEN		9,385,418
Switzerland - 3.9%
Adecco SA (Reg.)	13,014	727,150
Compagnie Financiere Richemont SA Series A	38,215	1,905,412
Credit Suisse Group	34,493	1,427,527
Kuehne & Nagel International AG	10,620	1,313,002
Lonza Group AG	18,865	1,651,059
Nestle SA	155,400	8,509,229
Novartis AG	145,299	8,416,456
Partners Group Holding	9,538	1,744,136
Schindler Holding AG (participation certificate)	12,684	1,359,437
Sonova Holding AG Class B	11,956	1,384,654
Syngenta AG sponsored ADR	75,000	4,153,500
The Swatch Group AG (Bearer)	9,810	3,748,200
UBS AG (a)	192,640	3,271,483
Zurich Financial Services AG	13,722	3,358,185
TOTAL SWITZERLAND		42,969,430
Taiwan - 0.3%
HTC Corp.	126,150	2,848,216
Thailand - 0.2%
Bangkok Bank Public Co. Ltd. (For. Reg.)	467,000	2,409,870
Turkey - 0.4%
Boyner Buyuk Magazacilik AS (a)	386,000	898,864
Dogus Otomotiv Servis ve Ticaret AS (a)	158,000	1,189,709
Turkiye Garanti Bankasi AS	371,000	2,276,232
TOTAL TURKEY		4,364,805
United Kingdom - 10.6%
Aberdeen Asset Management PLC	653,342	1,861,125
Aegis Group PLC	684,232	1,377,977
Anglo American PLC (United Kingdom)	87,218	4,063,532
AstraZeneca PLC (United Kingdom)	98,174	4,937,722
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Barclays PLC	1,108,831	$ 4,872,084
BG Group PLC	45,448	885,060
BHP Billiton PLC	293,276	10,388,003
BP PLC	1,345,000	9,141,048
British American Tobacco PLC (United Kingdom)	17,600	670,411
British Land Co. PLC	128,755	1,051,021
Britvic PLC	295,400	2,283,079
Burberry Group PLC	132,500	2,163,183
Carphone Warehouse Group PLC	852,279	4,157,883
Cookson Group PLC (a)	82,570	681,291
Dialog Semiconductor PLC (a)	25,000	456,048
GlaxoSmithKline PLC	343,200	6,701,011
HSBC Holdings PLC (United Kingdom)	643,709	6,698,656
IG Group Holdings PLC	354,329	3,000,232
InterContinental Hotel Group PLC	115,278	2,226,098
International Personal Finance PLC	517,515	2,578,615
International Power PLC	213,071	1,424,544
Legal & General Group PLC	996,089	1,602,268
Lloyds Banking Group PLC (a)	2,775,954	3,050,734
Micro Focus International PLC	116,800	714,467
Ocado Group PLC (a)	898,900	2,011,921
Reckitt Benckiser Group PLC	77,341	4,325,764
Rio Tinto PLC	81,540	5,295,383
Royal Dutch Shell PLC Class B	323,756	10,359,427
Schroders PLC	85,800	2,170,564
SuperGroup PLC	11,000	199,147
TalkTalk Telecom Group PLC (a)	964,758	2,038,761
Ultra Electronics Holdings PLC	32,400	966,039
Vodafone Group PLC	1,916,500	5,238,297
Vodafone Group PLC sponsored ADR	47,212	1,298,802
Wolseley PLC (a)	75,760	2,018,531
Xstrata PLC	173,300	3,358,208
TOTAL UNITED KINGDOM		116,266,936
United States of America - 45.5%
Amazon.com, Inc. (a)	47,800	7,893,692
Ameriprise Financial, Inc.	110,000	5,685,900
AMETEK, Inc.	85,000	4,594,250
Anadarko Petroleum Corp.	156,000	9,604,920
AnnTaylor Stores Corp. (a)	61,000	1,421,300
Apple, Inc. (a)	64,600	19,436,202
Ardea Biosciences, Inc. (a)	33,058	704,797
AsiaInfo Holdings, Inc. (a)	39,100	868,802
Autoliv, Inc.	38,000	2,709,400
Berkshire Hathaway, Inc. Class B (a)	134,000	10,661,040
BioMarin Pharmaceutical, Inc. (a)	124,000	3,243,840
Broadcom Corp. Class A	140,000	5,703,600
C.H. Robinson Worldwide, Inc.	66,000	4,651,680
Caterpillar, Inc.	86,000	6,759,600
Celanese Corp. Class A	18,000	641,700
CF Industries Holdings, Inc.	15,200	1,862,456
Chevron Corp.	102,000	8,426,220

	Shares	Value
Citi Trends, Inc. (a)	53,000	$ 1,111,940
Citrix Systems, Inc. (a)	82,000	5,253,740
Cloud Peak Energy, Inc.	137,000	2,379,690
Cognizant Technology Solutions Corp. Class A (a)	161,000	10,495,590
CSX Corp.	224,000	13,764,800
Cummins, Inc.	287,000	25,284,700
Danaher Corp.	13,000	563,680
Eaton Corp.	83,000	7,372,890
eBay, Inc. (a)	476,000	14,189,560
Echo Global Logistics, Inc.	25,000	355,000
Edwards Lifesciences Corp. (a)	228,000	14,571,480
Elizabeth Arden, Inc. (a)	44,547	910,986
Emerson Electric Co.	169,000	9,278,100
Endo Pharmaceuticals Holdings, Inc. (a)	179,000	6,576,460
EnerSys (a)	30,000	790,800
Estee Lauder Companies, Inc. Class A	288,000	20,496,960
Exxon Mobil Corp.	331,000	22,001,570
Ford Motor Co. (a)	180,000	2,543,400
Fossil, Inc. (a)	105,900	6,247,041
Freeport-McMoRan Copper & Gold, Inc.	92,300	8,738,964
G-III Apparel Group Ltd. (a)	147,600	3,896,640
Google, Inc. Class A (a)	33,000	20,228,670
Greenbrier Companies, Inc. (a)	81,000	1,474,200
Hess Corp.	51,000	3,214,530
HMS Holdings Corp. (a)	30,000	1,803,300
Holly Corp.	33,000	1,080,090
Illumina, Inc. (a)	16,800	912,408
ImmunoGen, Inc. (a)	45,523	374,199
Informatica Corp. (a)	109,970	4,474,679
iRobot Corp. (a)	194,000	4,050,720
Isilon Systems, Inc. (a)	48,000	1,366,560
Jos. A. Bank Clothiers, Inc. (a)	190,500	8,305,800
Juniper Networks, Inc. (a)	69,000	2,234,910
M.D.C. Holdings, Inc.	25,000	643,750
Mako Surgical Corp. (a)(c)	155,300	1,674,134
MasterCard, Inc. Class A	5,000	1,200,300
Micromet, Inc. (a)	100,000	749,000
MIPS Technologies, Inc. (a)	330,000	4,851,000
Molycorp, Inc. (c)	34,000	1,203,600
NetApp, Inc. (a)	15,000	798,750
Neurocrine Biosciences, Inc. (a)	27,895	227,065
NII Holdings, Inc. (a)	101,200	4,231,172
NIKE, Inc. Class B	32,000	2,606,080
Oil States International, Inc. (a)	72,000	3,680,640
OpenTable, Inc. (a)	7,000	429,450
Oracle Corp.	291,000	8,555,400
PACCAR, Inc.	72,000	3,690,720
Perrigo Co.	252,000	16,601,760
Phillips-Van Heusen Corp.	149,900	9,194,866
Precision Castparts Corp.	27,000	3,687,660
Prestige Brands Holdings, Inc. (a)	179,000	1,924,250
Public Storage	32,000	3,175,040
Common Stocks - continued
	Shares	Value
United States of America - continued
QUALCOMM, Inc.	215,000	$ 9,702,950
Red Hat, Inc. (a)	38,000	1,605,880
Riverbed Technology, Inc. (a)	42,000	2,416,680
Roper Industries, Inc.	20,000	1,388,600
Ross Stores, Inc.	15,000	884,850
Salesforce.com, Inc. (a)	31,055	3,604,554
Sapient Corp.	95,000	1,250,200
Skyworks Solutions, Inc. (a)	544,000	12,463,040
Solera Holdings, Inc.	20,000	961,000
Southwest Airlines Co.	549,000	7,554,240
Stericycle, Inc. (a)	28,000	2,008,720
Steven Madden Ltd. (a)	21,000	888,300
Summer Infant, Inc. (a)	50,000	400,000
Susser Holdings Corp. (a)	5,000	68,350
SVB Financial Group (a)	72,730	3,152,118
Targacept, Inc. (a)	53,000	1,312,280
Tenneco, Inc. (a)	37,000	1,206,940
The Mosaic Co.	20,900	1,529,044
Theravance, Inc. (a)	137,000	2,792,060
Titan International, Inc. (c)	119,000	1,805,230
TJX Companies, Inc.	20,000	917,800
TRW Automotive Holdings Corp. (a)	44,000	2,010,360
Union Pacific Corp.	337,600	29,600,776
United Therapeutics Corp. (a)	12,600	756,000
Vera Bradley, Inc. (a)	1,100	30,085
VeriFone Holdings, Inc. (a)	42,000	1,420,860
Virgin Media, Inc.	160,500	4,081,515
VMware, Inc. Class A (a)	6,000	458,760
Volcano Corp. (a)	123,000	3,003,660
Walter Energy, Inc.	15,900	1,398,564
WebMD Health Corp. (a)	71,726	3,749,835
Whiting Petroleum Corp. (a)	24,000	2,410,560
WMS Industries, Inc. (a)	20,000	872,600
ZIOPHARM Oncology, Inc. (a)	270,000	1,163,700
Zix Corp. (a)	100,000	389,000
TOTAL UNITED STATES OF AMERICA		499,597,204
TOTAL COMMON STOCKS (Cost $913,622,525)		1,062,954,260
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
ProSiebenSat.1 Media AG	41,900	1,107,150
Volkswagen AG	91,000	13,675,171
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $11,953,393)		14,782,321
Convertible Bonds - 0.2%
	Principal Amount	Value
United States of America - 0.2%
Newpark Resources, Inc. 4% 10/1/17	$ 750,000	$ 690,825
Volcano Corp. 2.875% 9/1/15	860,000	940,926
TOTAL CONVERTIBLE BONDS (Cost $1,610,000)		1,631,751
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.23% (b)	13,142,928	13,142,928
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	3,828,100	3,828,100
TOTAL MONEY MARKET FUNDS (Cost $16,971,028)		16,971,028
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $944,156,946)	1,096,339,360
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,588,761
NET ASSETS - 100%	$ 1,097,928,121
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $698,700 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 33,659
Fidelity Securities Lending Cash Central Fund	257,400
Total	$ 291,059
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 499,597,204	$ 499,597,204	$ -	$ -
United Kingdom	116,266,936	46,688,062	69,578,874	-
Japan	67,324,468	32,416,994	34,907,474	-
Germany	49,284,861	39,080,517	10,204,344	-
France	48,376,494	45,959,416	2,417,078	-
Switzerland	42,969,430	29,853,964	13,115,466	-
Spain	20,597,689	6,140,334	14,457,355	-
Denmark	20,398,162	10,517,650	9,880,512	-
India	18,427,163	18,427,163	-	-
Cyprus	34,550	-	-	34,550
Other	194,459,624	186,419,753	8,039,871	-
Corporate Bonds	1,631,751	-	1,631,751	-
Money Market Funds	16,971,028	16,971,028	-	-
Total Investments in Securities:	$ 1,096,339,360	$ 932,072,085	$ 164,232,725	$ 34,550
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(36,260)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	70,810
Transfers out of Level 3	-
Ending Balance	$ 34,550
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (36,260)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $165,341,843 of which $21,859,750 and $143,482,093 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $3,745,161) - See accompanying schedule: Unaffiliated issuers (cost $927,185,918)	$ 1,079,368,332
Fidelity Central Funds (cost $16,971,028)	16,971,028
Total Investments (cost $944,156,946)		$ 1,096,339,360
Cash		1
Receivable for investments sold		28,129,502
Receivable for fund shares sold		823,725
Dividends receivable		1,062,804
Interest receivable		4,914
Distributions receivable from Fidelity Central Funds		6,115
Other receivables		273,028
Total assets		1,126,639,449

Liabilities
Payable for investments purchased	$ 22,295,156
Payable for fund shares redeemed	1,004,722
Accrued management fee	654,093
Distribution and service plan fees payable	2,780
Other affiliated payables	259,457
Other payables and accrued expenses	667,020
Collateral on securities loaned, at value	3,828,100
Total liabilities		28,711,328

Net Assets		$ 1,097,928,121
Net Assets consist of:
Paid in capital		$ 1,119,079,477
Undistributed net investment income		4,480,160
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(177,294,491)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,662,975
Net Assets		$ 1,097,928,121

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,530,175 ÷ 430,387 shares)	$ 17.50

Maximum offering price per share (100/94.25 of $17.50)	$ 18.57
Class T: Net Asset Value and redemption price per share ($1,120,118 ÷ 64,167 shares)	$ 17.46

Maximum offering price per share (100/96.50 of $17.46)	$ 18.09
Class B: Net Asset Value and offering price per share ($305,259 ÷ 17,554 shares)A	$ 17.39

Class C: Net Asset Value and offering price per share ($709,608 ÷ 40,879 shares)A	$ 17.36

Worldwide: Net Asset Value, offering price and redemption price per share ($1,087,928,252 ÷ 61,872,662 shares)	$ 17.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($334,709 ÷ 19,050 shares)	$ 17.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends		$ 17,385,889
Interest		56,807
Income from Fidelity Central Funds		291,059
Income before foreign taxes withheld		17,733,755
Less foreign taxes withheld		(1,004,412)
Total income		16,729,343

Expenses
Management fee Basic fee	$ 7,318,345
Performance adjustment	963,702
Transfer agent fees	2,662,400
Distribution and service plan fees	20,954
Accounting and security lending fees	482,070
Custodian fees and expenses	253,340
Independent trustees' compensation	5,982
Registration fees	81,815
Audit	77,918
Legal	5,594
Miscellaneous	14,254
Total expenses before reductions	11,886,374
Expense reductions	(325,816)	11,560,558
Net investment income (loss)		5,168,785
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,310)	100,622,328
Foreign currency transactions	(292,326)
Total net realized gain (loss)		100,330,002
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $504,850)	67,000,721
Assets and liabilities in foreign currencies	(9,475)
Total change in net unrealized appreciation (depreciation)		66,991,246
Net gain (loss)		167,321,248
Net increase (decrease) in net assets resulting from operations		$ 172,490,033

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,168,785	$ 8,075,049
Net realized gain (loss)	100,330,002	(130,252,833)
Change in net unrealized appreciation (depreciation)	66,991,246	233,691,843
Net increase (decrease) in net assets resulting from operations	172,490,033	111,514,059
Distributions to shareholders from net investment income	(6,419,967)	(11,746,083)
Distributions to shareholders from net realized gain	(993,213)	-
Total distributions	(7,413,180)	(11,746,083)
Share transactions - net increase (decrease)	(61,476,980)	(40,383,349)
Redemption fees	31,293	26,981
Total increase (decrease) in net assets	103,631,166	59,411,608

Net Assets
Beginning of period	994,296,955	934,885,347
End of period (including undistributed net investment income of $4,480,160 and undistributed net investment income of $5,696,383, respectively)	$ 1,097,928,121	$ 994,296,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss)E	.03	(.01)
Net realized and unrealized gain (loss)	2.63	4.09
Total from investment operations	2.66	4.08
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.12)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.50	$ 14.96
Total ReturnB,C,D	17.85%	37.50%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.43%	1.52%A
Expenses net of fee waivers, if any	1.43%	1.52%A
Expenses net of all reductions	1.41%	1.49%A
Net investment income (loss)	.21%	(.06)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,530	$ 993
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.01)	(.01)
Net realized and unrealized gain (loss)	2.62	4.07
Total from investment operations	2.61	4.06
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.09)K	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.46	$ 14.94
Total ReturnB,C,D	17.53%	37.32%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.70%	1.73%A
Expenses net of fee waivers, if any	1.70%	1.73%A
Expenses net of all reductions	1.68%	1.70%A
Net investment income (loss)	(.05) %	(.08)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,120	$ 458
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.09)	(.03)
Net realized and unrealized gain (loss)	2.61	4.04
Total from investment operations	2.52	4.01
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.02)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.39	$ 14.89
Total ReturnB,C,D	16.92%	36.86%
Ratios to Average Net AssetsF,I
Expenses before reductions	2.19%	2.20%A
Expenses net of fee waivers, if any	2.19%	2.20%A
Expenses net of all reductions	2.17%	2.17%A
Net investment income (loss)	(.55)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 305	$ 224
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.09)	(.04)
Net realized and unrealized gain (loss)	2.61	4.05
Total from investment operations	2.52	4.01
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.05)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.36	$ 14.89
Total ReturnB,C,D	16.94%	36.86%
Ratios to Average Net AssetsF,I
Expenses before reductions	2.19%	2.18%A
Expenses net of fee waivers, if any	2.19%	2.18%A
Expenses net of all reductions	2.16%	2.15%A
Net investment income (loss)	(.54)%	(.39)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 710	$ 335
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 13.40	$ 25.18	$ 21.82	$ 19.05
Income from Investment Operations
Net investment income (loss)B	.08	.12	.16	.14	.17
Net realized and unrealized gain (loss)	2.63	1.63	(9.44)	6.05	3.74
Total from investment operations	2.71	1.75	(9.28)	6.19	3.91
Distributions from net investment income	(.10)	(.17)	(.12)	(.17)	(.10)
Distributions from net realized gain	(.02)	-	(2.38)	(2.66)	(1.04)
Total distributions	(.11)G	(.17)	(2.50)	(2.83)	(1.14)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 17.58	$ 14.98	$ 13.40	$ 25.18	$ 21.82
Total ReturnA	18.18%	13.39%	(40.66)%	31.87%	21.31%
Ratios to Average Net AssetsC,E
Expenses before reductions	1.15%	1.27%	1.21%	1.04%	1.08%
Expenses net of fee waivers, if any	1.15%	1.27%	1.21%	1.04%	1.08%
Expenses net of all reductions	1.12%	1.24%	1.19%	1.02%	1.02%
Net investment income (loss)	.50%	.92%	.84%	.66%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,087,928	$ 991,996	$ 934,885	$ 1,773,603	$ 1,328,219
Portfolio turnover rateD	166%	224%	264%	128%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss)D	.07	.06
Net realized and unrealized gain (loss)	2.63	4.06
Total from investment operations	2.70	4.12
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.13)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 17.57	$ 15.00
Total ReturnB,C	18.08%	37.87%
Ratios to Average Net AssetsE,H
Expenses before reductions	1.21%	1.17%A
Expenses net of fee waivers, if any	1.21%	1.17%A
Expenses net of all reductions	1.19%	1.15%A
Net investment income (loss)	.44%	.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 335	$ 290
Portfolio turnover rateF	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,802,860
Gross unrealized depreciation	(32,295,987)
Net unrealized appreciation (depreciation)	$ 137,506,873

Tax Cost	$ 958,832,487

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,203,381
Capital loss carryforward	$ (165,341,843)
Net unrealized appreciation (depreciation)	$ 137,543,936

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 7,413,180	$ 11,746,083

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,661,853,880 and $1,707,033,315, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,876	$ 1,881
Class T	.25%	.25%	3,697	386
Class B	.75%	.25%	2,689	2,305
Class C	.75%	.25%	5,692	3,823
			$ 20,954	$ 8,395

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,564
Class T	943
Class B*	250
Class C*	11
$ 6,768

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,509.29
Class T	2,317.31
Class B	823.31
Class C	1,715.30
Worldwide	2,645,955.26
Institutional Class	1,081.32
	$ 2,662,400

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,964 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,054 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,400.During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Worldwide's operating expenses. During the period, this reimbursement reduced the class' expenses by $43,251.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $282,565 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Class A	$ 9,814	$ -
Class T	2,409	-
Class B	75	-
Class C	827	-
Worldwide	6,404,601	11,746,083
Institutional Class	2,241	-
Total	$ 6,419,967	$ 11,746,083
From net realized gain
Class A	$ 1,404	$ -
Class T	480	-
Class B	191	-
Class C	373	-
Worldwide	990,471	-
Institutional Class	294	-
Total	$ 993,213	$ -

A Distributions for Class A, Class T, Class B Class C and Institutional class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class A
Shares sold	404,777	68,262	$ 6,463,954	$ 954,848
Reinvestment of distributions	589	-	9,399	-
Shares redeemed	(41,328)	(1,913)	(668,935)	(30,621)
Net increase (decrease)	364,038	66,349	$ 5,804,418	$ 924,227

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class T
Shares sold	57,729	31,350	$ 930,150	$ 413,190
Reinvestment of distributions	156	-	2,498	-
Shares redeemed	(24,377)	(691)	(385,540)	(10,728)
Net increase (decrease)	33,508	30,659	$ 547,108	$ 402,462
Class B
Shares sold	11,168	16,229	$ 177,092	$ 199,531
Reinvestment of distributions	16	-	260	-
Shares redeemed	(8,709)	(1,150)	(138,098)	(18,389)
Net increase (decrease)	2,475	15,079	$ 39,254	$ 181,142
Class C
Shares sold	34,028	23,542	$ 543,674	$ 304,403
Reinvestment of distributions	68	-	1,087	-
Shares redeemed	(15,747)	(1,012)	(246,126)	(14,575)
Net increase (decrease)	18,349	22,530	$ 298,635	$ 289,828
Worldwide
Shares sold	8,421,228	9,823,250	$ 135,177,567	$ 126,506,866
Reinvestment of distributions	449,494	959,833	7,194,622	11,413,258
Shares redeemed	(13,209,138)	(14,319,175)	(210,537,866)	(180,350,310)
Net increase (decrease)	(4,338,416)	(3,536,092)	$ (68,165,677)	$ (42,430,186)
Institutional Class
Shares sold	9,920	19,375	$ 162,697	$ 249,261
Reinvestment of distributions	158	-	2,535	-
Shares redeemed	(10,397)	(6)	(165,950)	(83)
Net increase (decrease)	(319)	19,369	$ (718)	$ 249,178

A Share transactions for Class A, Class T, Class B Class C and Institutional class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 -
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide Fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.059	$0.046
Class T	12/06/10	12/03/10	$0.020	$0.046
Class B	12/06/10	12/03/10	$0.00	$0.00
Class C	12/06/10	12/03/10	$0.00	$0.00

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	Ex Date	%
Class A	12/04/2009	100%
Class A	12/30/2009	100%
Class B	12/04/2009	100%
Class B	12/30/2009	100%
Class C	12/04/2009	100%
Class C	12/30/2009	100%
Class T	12/04/2009	100%
Class T	12/30/2009	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Ex Date	%
Class A	12/04/2009	55%
Class A	12/30/2009	100%
Class B	12/04/2009	100%
Class B	12/30/2009	100%
Class C	12/04/2009	100%
Class C	12/30/2009	100%
Class T	12/04/2009	73%
Class T	12/30/2009	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/2009	0.102	0.0113
Class A	12/31/2009	0.004	0.0000
Class B	12/07/2009	0.020	0.0113
Class B	12/31/2009	0.004	0.0000
Class C	12/07/2009	0.044	0.0113
Class C	12/31/2009	0.004	0.0000
Class T	12/07/2009	0.079	0.0113
Class T	12/31/2009	0.004	0.0000

The funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The Advisor classes of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was below its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class B, Class C, and the retail class of Worldwide Fund ranked below its competitive median for 2009, the total expenses of Class A ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

AWLD-UANN-1210
1.883445.101

(Fidelity Investment logo)(registered trademark)

Fidelity AdvisorSM
Worldwide Fund
Institutional Class

Annual Report

October 31, 2010

Institutional Class is a class of
Fidelity® Worldwide Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.08%	4.94%	4.19%

A The initial offering of Institutional Class took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Worldwide Fund - Institutional Class, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Institutional Class took place on February 19, 2009. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Developed-markets equities rode a wave of volatility during the 12 months ending October 31, 2010, en route to producing above-average gains. Stocks posted solid advances in the first half of the period, despite growing concerns about the Greece-led European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel developed-world stocks about 18%. For the full year, the MSCI® World Index gained 13.15%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and the United States were standouts, returning 23% and 17%, respectively. U.S. stocks - which comprised almost half of the index - were lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. The Pacific Basin ex-Japan segment rose 15% for the period, aided in part by solid results from Hong Kong. Elsewhere, the U.K. returned 13%, while the remainder of Europe rose just 7%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan advanced only 5%, a result of that nation's continued weak economy.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity AdvisorSM Worldwide Fund and manager of its non-U.S. equity subportfolio, and Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2010, the fund's Institutional Class shares returned 18.08%, outpacing the MSCI index. Our focus on reasonably valued stocks with good balance sheets and strong earnings growth prospects helped drive favorable stock selection, especially in the information technology and industrials sectors. U.S. stocks - about 47% of assets, on average - had the biggest positive impact on performance. Good stock picking within strong-performing emerging markets, where the fund had a small out-of-benchmark stake, also contributed, as did favorable positioning in Europe and Japan. Weak security selection and an underweighting in Canada - along with the associated currency drag - disappointing stock selection in energy and a small cash position hampered performance Individual contributors included Cummins, a leading diesel engine manufacturer, and Union Pacific, a West Coast railroad company. Both of these industrials firms benefited from a recovering economy. Within technology, Apple was up sharply, thanks to the successful launch of the iPad and worldwide growth of the iPhone. Untimely ownership of General Electric, a diversified conglomerate in the industrials sector, and coal company Peabody Energy detracted from results. These stocks were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.42%
Actual		$ 1,000.00	$ 1,044.80	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class T	1.68%
Actual		$ 1,000.00	$ 1,043.60	$ 8.65
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.17%
Actual		$ 1,000.00	$ 1,040.70	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Class C	2.17%
Actual		$ 1,000.00	$ 1,040.80	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,014.27	$ 11.02
Worldwide	1.11%
Actual		$ 1,000.00	$ 1,045.80	$ 5.72
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Institutional Class	1.18%
Actual		$ 1,000.00	$ 1,045.80	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United States of America	47.3%
United Kingdom	10.6%
Japan	6.1%
Germany	4.5%
France	4.4%
Switzerland	3.9%
Spain	1.9%
Denmark	1.9%
India	1.7%
Other	17.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United States of America	50.2%
United Kingdom	9.8%
Japan	9.1%
France	4.7%
Switzerland	3.6%
Germany	3.3%
Netherlands	1.8%
Australia	1.5%
Spain	1.4%
Other	14.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	98.6
Bonds	0.2	0.0
Short-Term Investments and Net Other Assets	1.6	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp. (United States of America, Road & Rail)	2.7	2.7
Cummins, Inc. (United States of America, Machinery)	2.3	2.2
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.0	0.0
Estee Lauder Companies, Inc. Class A (United States of America, Personal Products)	1.9	0.9
Google, Inc. Class A (United States of America, Internet Software & Services)	1.8	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.8	2.3
Perrigo Co. (United States of America, Pharmaceuticals)	1.5	0.4
Edwards Lifesciences Corp. (United States of America, Health Care Equipment & Supplies)	1.3	0.6
eBay, Inc. (United States of America, Internet Software & Services)	1.3	0.0
CSX Corp. (United States of America, Road & Rail)	1.3	0.9
	17.9
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.0	15.8
Consumer Discretionary	17.1	16.7
Information Technology	15.6	15.2
Financials	13.5	18.9
Health Care	10.3	10.3
Energy	8.4	8.8
Consumer Staples	7.0	5.6
Materials	6.3	4.6
Telecommunication Services	3.0	1.9
Utilities	0.2	0.8

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.5%
Australia & New Zealand Banking Group Ltd.	244,941	$ 5,953,320
JB Hi-Fi Ltd.	75,078	1,462,177
Macquarie Group Ltd.	78,951	2,799,865
Newcrest Mining Ltd.	70,629	2,764,900
Wesfarmers Ltd.	61,452	1,995,076
Westfield Group unit	128,519	1,558,687
TOTAL AUSTRALIA		16,534,025
Bailiwick of Jersey - 0.3%
Experian PLC	201,300	2,339,830
Informa PLC	111,595	779,533
TOTAL BAILIWICK OF JERSEY		3,119,363
Belgium - 0.6%
Anheuser-Busch InBev SA NV	98,425	6,167,699
EVS Broadcast Equipment SA	13,200	828,358
TOTAL BELGIUM		6,996,057
Bermuda - 0.5%
Huabao International Holdings Ltd.	1,495,000	2,252,746
Li & Fung Ltd.	258,000	1,363,019
Noble Group Ltd.	1,474,363	2,118,763
Sihuan Pharmaceutical Holdings Group Ltd.	53,000	38,496
TOTAL BERMUDA		5,773,024
Brazil - 1.0%
Banco ABC Brasil SA	60,000	591,112
Banco Santander (Brasil) SA ADR	102,900	1,481,760
Cia Hering SA	4,000	196,920
Diagnosticos da America SA	135,000	1,666,471
Drogasil SA	85,300	2,157,571
Hypermarcas SA (a)	13,000	213,967
Lojas Renner SA	7,000	276,511
Natura Cosmeticos SA	7,000	200,388
Souza Cruz Industria Comerico	85,300	4,382,832
TOTAL BRAZIL		11,167,532
British Virgin Islands - 0.7%
HLS Systems International Ltd. (a)	67,343	851,216
Playtech Ltd.	200,359	1,437,301
UTI Worldwide, Inc.	303,000	5,823,660
TOTAL BRITISH VIRGIN ISLANDS		8,112,177
Canada - 1.5%
Agrium, Inc.	20,000	1,769,193
Dollarama, Inc.	72,209	1,903,106
First Quantum Minerals Ltd.	13,800	1,208,430
InterOil Corp. (a)	13,400	953,812
Keyera Facilities Income Fund	99,000	3,072,213
Niko Resources Ltd.	26,700	2,547,220
Open Text Corp. (a)	41,800	1,849,217

	Shares	Value
Pan American Silver Corp.	45,500	$ 1,452,360
Petrobank Energy & Resources Ltd. (a)	46,800	1,862,547
TOTAL CANADA		16,618,098
Cayman Islands - 1.5%
Belle International Holdings Ltd.	505,000	912,111
Bosideng International Holdings Ltd.	4,572,000	2,312,174
China Lodging Group Ltd. ADR	36,400	884,884
Ctrip.com International Ltd. sponsored ADR (a)	27,200	1,416,304
Eurasia Drilling Co. Ltd. GDR (d)	27,400	698,700
Evergreen International Holdings Ltd. (a)	58,000	34,420
Hengdeli Holdings Ltd.	4,104,000	2,276,691
Herbalife Ltd.	26,000	1,660,360
Mongolian Mining Corp.	1,526,000	1,651,752
Perfect World Co. Ltd. sponsored ADR Class B (a)	50,200	1,626,480
Shenguan Holdings Group Ltd.	1,148,000	1,495,862
TPK Holdings Co.	3,000	49,502
Want Want China Holdings Ltd.	2,043,000	1,884,528
TOTAL CAYMAN ISLANDS		16,903,768
China - 0.6%
Baidu.com, Inc. sponsored ADR (a)	17,900	1,969,179
China Merchants Bank Co. Ltd. (H Shares)	1,000,500	2,839,671
Comba Telecom Systems Holdings Ltd.	408,980	464,315
Minth Group Ltd.	238,000	445,218
Zhaojin Mining Industry Co. Ltd. (H Shares)	255,500	794,394
ZTE Corp. (H Shares)	128,376	476,985
TOTAL CHINA		6,989,762
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	1,232,268	34,550
Denmark - 1.9%
Carlsberg AS Series B	37,700	4,122,371
Novo Nordisk AS Series B	94,116	9,880,512
Pandora A/S	41,900	2,032,804
William Demant Holding AS (a)	58,200	4,362,475
TOTAL DENMARK		20,398,162
Egypt - 0.1%
Orascom Construction Industries SAE GDR	24,600	1,138,980
France - 4.4%
Accor SA	39,500	1,619,463
Atos Origin SA (a)	65,745	3,039,452
AXA SA	119,037	2,166,493
BNP Paribas SA	53,888	3,940,328
Carrefour SA	53,867	2,906,687
Compagnie Generale de Geophysique SA (a)	58,200	1,359,134
Edenred (a)	59,000	1,235,538
Essilor International SA	30,396	2,029,291
Common Stocks - continued
	Shares	Value
France - continued
GDF Suez	41,100	$ 1,640,169
Iliad Group SA	27,158	3,057,130
LVMH Moet Hennessy - Louis Vuitton	42,788	6,703,907
Pernod-Ricard SA	21,114	1,871,741
PPR SA	36,550	5,991,013
Sanofi-Aventis	15,104	1,057,944
Schneider Electric SA	32,065	4,550,918
Societe Generale Series A	64,751	3,876,457
Unibail-Rodamco	6,389	1,330,829
TOTAL FRANCE		48,376,494
Germany - 3.1%
Bayerische Motoren Werke AG (BMW)	121,009	8,673,149
Fresenius Medical Care AG & Co. KGaA	53,500	3,407,237
GEA Group AG	110,697	2,894,211
HeidelbergCement AG	11,766	615,334
Kabel Deutschland Holding AG	68,500	3,083,895
MAN SE	45,742	5,028,169
Metro AG	23,500	1,646,725
PSI AG	69,000	1,515,999
Siemens AG	59,514	6,797,107
Software AG (Bearer)	6,000	840,714
TOTAL GERMANY		34,502,540
Greece - 0.1%
Coca-Cola Hellenic Bottling Co. SA	36,300	939,479
Hong Kong - 0.9%
AIA Group Ltd.	543,200	1,615,321
Henderson Land Development Co. Ltd.	204,232	1,450,472
I.T Ltd.	1,134,000	956,795
Techtronic Industries Co. Ltd.	3,575,500	3,621,051
Wharf Holdings Ltd.	264,000	1,733,604
TOTAL HONG KONG		9,377,243
India - 1.7%
Adani Enterprises Ltd.	108,277	1,720,829
Gitanjali Gems Ltd.	135,298	904,886
Housing Development Finance Corp. Ltd.	81,615	1,266,252
IndusInd Bank Ltd.	112,500	669,036
INFO Edge India Ltd.	36,696	563,252
Infrastructure Development Finance Co. Ltd.	329,354	1,486,458
Larsen & Toubro Ltd.	57,646	2,637,215
LIC Housing Finance Ltd.	108,161	3,271,184
Reliance Industries Ltd.	74,372	1,839,375
Rural Electrification Corp. Ltd.	149,130	1,247,040
Shriram Transport Finance Co. Ltd.	33,464	665,430
State Bank of India	11,744	834,758
The Jammu & Kashmir Bank Ltd.	30,114	618,551
Titan Industries Ltd.	8,771	702,897
TOTAL INDIA		18,427,163

	Shares	Value
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	1,171,000	$ 1,493,638
PT Tower Bersama Infrastructure Tbk	514,500	146,794
PT XL Axiata Tbk (a)	3,712,000	2,388,137
TOTAL INDONESIA		4,028,569
Ireland - 0.3%
Ingersoll-Rand Co. Ltd.	39,200	1,540,952
James Hardie Industries NV unit (a)	206,041	1,087,961
Ryanair Holdings PLC sponsored ADR	17,000	554,710
TOTAL IRELAND		3,183,623
Israel - 0.1%
Israel Chemicals Ltd.	81,400	1,245,073
Italy - 0.7%
Intesa Sanpaolo SpA	304,069	1,069,377
Intesa Sanpaolo SpA (Risparmio Shares)	347,700	952,616
Prysmian SpA	75,500	1,463,409
Saipem SpA	102,206	4,540,910
TOTAL ITALY		8,026,312
Japan - 6.1%
ABC-Mart, Inc.	84,500	2,874,071
Asics Corp.	155,000	1,673,854
Canon, Inc.	72,250	3,325,904
Cosmos Pharmaceutical Corp.	29,500	928,588
Denso Corp.	86,400	2,686,876
Don Quijote Co. Ltd.	53,400	1,459,259
eAccess Ltd.	1,324	965,811
Fast Retailing Co. Ltd.	4,800	628,758
Goldcrest Co. Ltd.	8,680	187,364
Honda Motor Co. Ltd.	94,600	3,410,215
JSR Corp.	126,300	2,186,354
Keyence Corp.	10,400	2,578,352
Komatsu Ltd.	99,000	2,419,702
Mazda Motor Corp.	807,000	2,050,949
Misumi Group, Inc.	46,300	992,513
Mitsubishi Corp.	107,700	2,586,919
Mitsubishi UFJ Financial Group, Inc.	691,500	3,209,254
Mitsui & Co. Ltd.	120,900	1,901,444
Mizuho Financial Group, Inc.	985,000	1,428,564
Nichi-iko Pharmaceutical Co. Ltd.	64,000	2,257,139
Nintendo Co. Ltd.	4,700	1,217,783
Omron Corp.	75,900	1,761,914
ORIX Corp.	66,920	6,104,048
Osaka Securities Exchange Co. Ltd.	101	508,326
Rakuten, Inc.	4,389	3,381,608
Ricoh Co. Ltd.	164,000	2,294,133
Sawai Pharmaceutical Co. Ltd.	9,100	794,992
SOFTBANK CORP.	220,500	7,081,363
Sony Financial Holdings, Inc.	381	1,325,711
Common Stocks - continued
	Shares	Value
Japan - continued
Start Today Co. Ltd.	392	$ 1,219,307
Sumitomo Mitsui Financial Group, Inc.	63,100	1,883,393
TOTAL JAPAN		67,324,468
Korea (South) - 0.8%
Hyundai Motor Co.	10,383	1,569,684
Kia Motors Corp.	57,390	2,291,517
NCsoft Corp.	5,052	1,111,934
NHN Corp. (a)	6,568	1,165,243
Samsung Electronics Co. Ltd.	1,927	1,276,669
Shinhan Financial Group Co. Ltd.	22,350	865,578
TOTAL KOREA (SOUTH)		8,280,625
Luxembourg - 0.1%
Millicom International Cellular SA	15,000	1,419,000
Mauritius - 0.2%
MakeMyTrip Ltd.	48,400	1,749,660
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	831,200	2,273,425
Netherlands - 1.5%
AEGON NV (a)	192,700	1,220,981
CNH Global NV (a)	29,000	1,151,010
Gemalto NV	38,267	1,742,229
ING Groep NV (Certificaten Van Aandelen) unit (a)	279,400	2,988,464
Koninklijke Philips Electronics NV	124,481	3,796,006
LyondellBasell Industries NV Class A (a)	203,000	5,452,580
Randstad Holdings NV (a)	10,195	485,155
TOTAL NETHERLANDS		16,836,425
Norway - 0.8%
Aker Solutions ASA	102,200	1,555,858
DnB NOR ASA	278,200	3,817,398
Telenor ASA	83,600	1,347,605
Yara International ASA	33,200	1,745,191
TOTAL NORWAY		8,466,052
Poland - 0.1%
Eurocash SA	106,300	977,025
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	279,659	1,281,444
Singapore - 0.2%
Keppel Corp. Ltd.	234,000	1,804,311
South Africa - 1.1%
African Rainbow Minerals Ltd.	33,000	841,883
AngloGold Ashanti Ltd. sponsored ADR	44,700	2,105,817
Clicks Group Ltd.	425,706	2,777,248
Mr Price Group Ltd.	201,100	1,827,542
Sanlam Ltd.	389,600	1,460,503

	Shares	Value
Standard Bank Group Ltd.	72,700	$ 1,072,071
Woolworths Holdings Ltd.	542,336	2,125,199
TOTAL SOUTH AFRICA		12,210,263
Spain - 1.9%
Antena 3 Television SA	118,200	1,207,205
Banco Bilbao Vizcaya Argentaria SA	227,085	2,990,962
Banco Santander SA	477,562	6,128,223
Gestevision Telecinco SA	125,500	1,600,631
Inditex SA (c)	21,397	1,786,669
Prosegur Compania de Seguridad SA (Reg.)	25,800	1,545,829
Telefonica SA	197,595	5,338,170
TOTAL SPAIN		20,597,689
Sweden - 0.9%
Elekta AB (B Shares)	119,900	4,536,446
H&M Hennes & Mauritz AB (B Shares)	72,098	2,540,091
Modern Times Group MTG AB (B Shares)	32,200	2,308,881
TOTAL SWEDEN		9,385,418
Switzerland - 3.9%
Adecco SA (Reg.)	13,014	727,150
Compagnie Financiere Richemont SA Series A	38,215	1,905,412
Credit Suisse Group	34,493	1,427,527
Kuehne & Nagel International AG	10,620	1,313,002
Lonza Group AG	18,865	1,651,059
Nestle SA	155,400	8,509,229
Novartis AG	145,299	8,416,456
Partners Group Holding	9,538	1,744,136
Schindler Holding AG (participation certificate)	12,684	1,359,437
Sonova Holding AG Class B	11,956	1,384,654
Syngenta AG sponsored ADR	75,000	4,153,500
The Swatch Group AG (Bearer)	9,810	3,748,200
UBS AG (a)	192,640	3,271,483
Zurich Financial Services AG	13,722	3,358,185
TOTAL SWITZERLAND		42,969,430
Taiwan - 0.3%
HTC Corp.	126,150	2,848,216
Thailand - 0.2%
Bangkok Bank Public Co. Ltd. (For. Reg.)	467,000	2,409,870
Turkey - 0.4%
Boyner Buyuk Magazacilik AS (a)	386,000	898,864
Dogus Otomotiv Servis ve Ticaret AS (a)	158,000	1,189,709
Turkiye Garanti Bankasi AS	371,000	2,276,232
TOTAL TURKEY		4,364,805
United Kingdom - 10.6%
Aberdeen Asset Management PLC	653,342	1,861,125
Aegis Group PLC	684,232	1,377,977
Anglo American PLC (United Kingdom)	87,218	4,063,532
AstraZeneca PLC (United Kingdom)	98,174	4,937,722
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Barclays PLC	1,108,831	$ 4,872,084
BG Group PLC	45,448	885,060
BHP Billiton PLC	293,276	10,388,003
BP PLC	1,345,000	9,141,048
British American Tobacco PLC (United Kingdom)	17,600	670,411
British Land Co. PLC	128,755	1,051,021
Britvic PLC	295,400	2,283,079
Burberry Group PLC	132,500	2,163,183
Carphone Warehouse Group PLC	852,279	4,157,883
Cookson Group PLC (a)	82,570	681,291
Dialog Semiconductor PLC (a)	25,000	456,048
GlaxoSmithKline PLC	343,200	6,701,011
HSBC Holdings PLC (United Kingdom)	643,709	6,698,656
IG Group Holdings PLC	354,329	3,000,232
InterContinental Hotel Group PLC	115,278	2,226,098
International Personal Finance PLC	517,515	2,578,615
International Power PLC	213,071	1,424,544
Legal & General Group PLC	996,089	1,602,268
Lloyds Banking Group PLC (a)	2,775,954	3,050,734
Micro Focus International PLC	116,800	714,467
Ocado Group PLC (a)	898,900	2,011,921
Reckitt Benckiser Group PLC	77,341	4,325,764
Rio Tinto PLC	81,540	5,295,383
Royal Dutch Shell PLC Class B	323,756	10,359,427
Schroders PLC	85,800	2,170,564
SuperGroup PLC	11,000	199,147
TalkTalk Telecom Group PLC (a)	964,758	2,038,761
Ultra Electronics Holdings PLC	32,400	966,039
Vodafone Group PLC	1,916,500	5,238,297
Vodafone Group PLC sponsored ADR	47,212	1,298,802
Wolseley PLC (a)	75,760	2,018,531
Xstrata PLC	173,300	3,358,208
TOTAL UNITED KINGDOM		116,266,936
United States of America - 45.5%
Amazon.com, Inc. (a)	47,800	7,893,692
Ameriprise Financial, Inc.	110,000	5,685,900
AMETEK, Inc.	85,000	4,594,250
Anadarko Petroleum Corp.	156,000	9,604,920
AnnTaylor Stores Corp. (a)	61,000	1,421,300
Apple, Inc. (a)	64,600	19,436,202
Ardea Biosciences, Inc. (a)	33,058	704,797
AsiaInfo Holdings, Inc. (a)	39,100	868,802
Autoliv, Inc.	38,000	2,709,400
Berkshire Hathaway, Inc. Class B (a)	134,000	10,661,040
BioMarin Pharmaceutical, Inc. (a)	124,000	3,243,840
Broadcom Corp. Class A	140,000	5,703,600
C.H. Robinson Worldwide, Inc.	66,000	4,651,680
Caterpillar, Inc.	86,000	6,759,600
Celanese Corp. Class A	18,000	641,700
CF Industries Holdings, Inc.	15,200	1,862,456
Chevron Corp.	102,000	8,426,220

	Shares	Value
Citi Trends, Inc. (a)	53,000	$ 1,111,940
Citrix Systems, Inc. (a)	82,000	5,253,740
Cloud Peak Energy, Inc.	137,000	2,379,690
Cognizant Technology Solutions Corp. Class A (a)	161,000	10,495,590
CSX Corp.	224,000	13,764,800
Cummins, Inc.	287,000	25,284,700
Danaher Corp.	13,000	563,680
Eaton Corp.	83,000	7,372,890
eBay, Inc. (a)	476,000	14,189,560
Echo Global Logistics, Inc.	25,000	355,000
Edwards Lifesciences Corp. (a)	228,000	14,571,480
Elizabeth Arden, Inc. (a)	44,547	910,986
Emerson Electric Co.	169,000	9,278,100
Endo Pharmaceuticals Holdings, Inc. (a)	179,000	6,576,460
EnerSys (a)	30,000	790,800
Estee Lauder Companies, Inc. Class A	288,000	20,496,960
Exxon Mobil Corp.	331,000	22,001,570
Ford Motor Co. (a)	180,000	2,543,400
Fossil, Inc. (a)	105,900	6,247,041
Freeport-McMoRan Copper & Gold, Inc.	92,300	8,738,964
G-III Apparel Group Ltd. (a)	147,600	3,896,640
Google, Inc. Class A (a)	33,000	20,228,670
Greenbrier Companies, Inc. (a)	81,000	1,474,200
Hess Corp.	51,000	3,214,530
HMS Holdings Corp. (a)	30,000	1,803,300
Holly Corp.	33,000	1,080,090
Illumina, Inc. (a)	16,800	912,408
ImmunoGen, Inc. (a)	45,523	374,199
Informatica Corp. (a)	109,970	4,474,679
iRobot Corp. (a)	194,000	4,050,720
Isilon Systems, Inc. (a)	48,000	1,366,560
Jos. A. Bank Clothiers, Inc. (a)	190,500	8,305,800
Juniper Networks, Inc. (a)	69,000	2,234,910
M.D.C. Holdings, Inc.	25,000	643,750
Mako Surgical Corp. (a)(c)	155,300	1,674,134
MasterCard, Inc. Class A	5,000	1,200,300
Micromet, Inc. (a)	100,000	749,000
MIPS Technologies, Inc. (a)	330,000	4,851,000
Molycorp, Inc. (c)	34,000	1,203,600
NetApp, Inc. (a)	15,000	798,750
Neurocrine Biosciences, Inc. (a)	27,895	227,065
NII Holdings, Inc. (a)	101,200	4,231,172
NIKE, Inc. Class B	32,000	2,606,080
Oil States International, Inc. (a)	72,000	3,680,640
OpenTable, Inc. (a)	7,000	429,450
Oracle Corp.	291,000	8,555,400
PACCAR, Inc.	72,000	3,690,720
Perrigo Co.	252,000	16,601,760
Phillips-Van Heusen Corp.	149,900	9,194,866
Precision Castparts Corp.	27,000	3,687,660
Prestige Brands Holdings, Inc. (a)	179,000	1,924,250
Public Storage	32,000	3,175,040
Common Stocks - continued
	Shares	Value
United States of America - continued
QUALCOMM, Inc.	215,000	$ 9,702,950
Red Hat, Inc. (a)	38,000	1,605,880
Riverbed Technology, Inc. (a)	42,000	2,416,680
Roper Industries, Inc.	20,000	1,388,600
Ross Stores, Inc.	15,000	884,850
Salesforce.com, Inc. (a)	31,055	3,604,554
Sapient Corp.	95,000	1,250,200
Skyworks Solutions, Inc. (a)	544,000	12,463,040
Solera Holdings, Inc.	20,000	961,000
Southwest Airlines Co.	549,000	7,554,240
Stericycle, Inc. (a)	28,000	2,008,720
Steven Madden Ltd. (a)	21,000	888,300
Summer Infant, Inc. (a)	50,000	400,000
Susser Holdings Corp. (a)	5,000	68,350
SVB Financial Group (a)	72,730	3,152,118
Targacept, Inc. (a)	53,000	1,312,280
Tenneco, Inc. (a)	37,000	1,206,940
The Mosaic Co.	20,900	1,529,044
Theravance, Inc. (a)	137,000	2,792,060
Titan International, Inc. (c)	119,000	1,805,230
TJX Companies, Inc.	20,000	917,800
TRW Automotive Holdings Corp. (a)	44,000	2,010,360
Union Pacific Corp.	337,600	29,600,776
United Therapeutics Corp. (a)	12,600	756,000
Vera Bradley, Inc. (a)	1,100	30,085
VeriFone Holdings, Inc. (a)	42,000	1,420,860
Virgin Media, Inc.	160,500	4,081,515
VMware, Inc. Class A (a)	6,000	458,760
Volcano Corp. (a)	123,000	3,003,660
Walter Energy, Inc.	15,900	1,398,564
WebMD Health Corp. (a)	71,726	3,749,835
Whiting Petroleum Corp. (a)	24,000	2,410,560
WMS Industries, Inc. (a)	20,000	872,600
ZIOPHARM Oncology, Inc. (a)	270,000	1,163,700
Zix Corp. (a)	100,000	389,000
TOTAL UNITED STATES OF AMERICA		499,597,204
TOTAL COMMON STOCKS (Cost $913,622,525)		1,062,954,260
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
ProSiebenSat.1 Media AG	41,900	1,107,150
Volkswagen AG	91,000	13,675,171
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $11,953,393)		14,782,321
Convertible Bonds - 0.2%
	Principal Amount	Value
United States of America - 0.2%
Newpark Resources, Inc. 4% 10/1/17	$ 750,000	$ 690,825
Volcano Corp. 2.875% 9/1/15	860,000	940,926
TOTAL CONVERTIBLE BONDS (Cost $1,610,000)		1,631,751
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.23% (b)	13,142,928	13,142,928
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	3,828,100	3,828,100
TOTAL MONEY MARKET FUNDS (Cost $16,971,028)		16,971,028
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $944,156,946)	1,096,339,360
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,588,761
NET ASSETS - 100%	$ 1,097,928,121
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $698,700 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 33,659
Fidelity Securities Lending Cash Central Fund	257,400
Total	$ 291,059
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 499,597,204	$ 499,597,204	$ -	$ -
United Kingdom	116,266,936	46,688,062	69,578,874	-
Japan	67,324,468	32,416,994	34,907,474	-
Germany	49,284,861	39,080,517	10,204,344	-
France	48,376,494	45,959,416	2,417,078	-
Switzerland	42,969,430	29,853,964	13,115,466	-
Spain	20,597,689	6,140,334	14,457,355	-
Denmark	20,398,162	10,517,650	9,880,512	-
India	18,427,163	18,427,163	-	-
Cyprus	34,550	-	-	34,550
Other	194,459,624	186,419,753	8,039,871	-
Corporate Bonds	1,631,751	-	1,631,751	-
Money Market Funds	16,971,028	16,971,028	-	-
Total Investments in Securities:	$ 1,096,339,360	$ 932,072,085	$ 164,232,725	$ 34,550
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(36,260)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	70,810
Transfers out of Level 3	-
Ending Balance	$ 34,550
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (36,260)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $165,341,843 of which $21,859,750 and $143,482,093 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $3,745,161) - See accompanying schedule: Unaffiliated issuers (cost $927,185,918)	$ 1,079,368,332
Fidelity Central Funds (cost $16,971,028)	16,971,028
Total Investments (cost $944,156,946)		$ 1,096,339,360
Cash		1
Receivable for investments sold		28,129,502
Receivable for fund shares sold		823,725
Dividends receivable		1,062,804
Interest receivable		4,914
Distributions receivable from Fidelity Central Funds		6,115
Other receivables		273,028
Total assets		1,126,639,449

Liabilities
Payable for investments purchased	$ 22,295,156
Payable for fund shares redeemed	1,004,722
Accrued management fee	654,093
Distribution and service plan fees payable	2,780
Other affiliated payables	259,457
Other payables and accrued expenses	667,020
Collateral on securities loaned, at value	3,828,100
Total liabilities		28,711,328

Net Assets		$ 1,097,928,121
Net Assets consist of:
Paid in capital		$ 1,119,079,477
Undistributed net investment income		4,480,160
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(177,294,491)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,662,975
Net Assets		$ 1,097,928,121

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,530,175 ÷ 430,387 shares)	$ 17.50

Maximum offering price per share (100/94.25 of $17.50)	$ 18.57
Class T: Net Asset Value and redemption price per share ($1,120,118 ÷ 64,167 shares)	$ 17.46

Maximum offering price per share (100/96.50 of $17.46)	$ 18.09
Class B: Net Asset Value and offering price per share ($305,259 ÷ 17,554 shares)A	$ 17.39

Class C: Net Asset Value and offering price per share ($709,608 ÷ 40,879 shares)A	$ 17.36

Worldwide: Net Asset Value, offering price and redemption price per share ($1,087,928,252 ÷ 61,872,662 shares)	$ 17.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($334,709 ÷ 19,050 shares)	$ 17.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends		$ 17,385,889
Interest		56,807
Income from Fidelity Central Funds		291,059
Income before foreign taxes withheld		17,733,755
Less foreign taxes withheld		(1,004,412)
Total income		16,729,343

Expenses
Management fee Basic fee	$ 7,318,345
Performance adjustment	963,702
Transfer agent fees	2,662,400
Distribution and service plan fees	20,954
Accounting and security lending fees	482,070
Custodian fees and expenses	253,340
Independent trustees' compensation	5,982
Registration fees	81,815
Audit	77,918
Legal	5,594
Miscellaneous	14,254
Total expenses before reductions	11,886,374
Expense reductions	(325,816)	11,560,558
Net investment income (loss)		5,168,785
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,310)	100,622,328
Foreign currency transactions	(292,326)
Total net realized gain (loss)		100,330,002
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $504,850)	67,000,721
Assets and liabilities in foreign currencies	(9,475)
Total change in net unrealized appreciation (depreciation)		66,991,246
Net gain (loss)		167,321,248
Net increase (decrease) in net assets resulting from operations		$ 172,490,033

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,168,785	$ 8,075,049
Net realized gain (loss)	100,330,002	(130,252,833)
Change in net unrealized appreciation (depreciation)	66,991,246	233,691,843
Net increase (decrease) in net assets resulting from operations	172,490,033	111,514,059
Distributions to shareholders from net investment income	(6,419,967)	(11,746,083)
Distributions to shareholders from net realized gain	(993,213)	-
Total distributions	(7,413,180)	(11,746,083)
Share transactions - net increase (decrease)	(61,476,980)	(40,383,349)
Redemption fees	31,293	26,981
Total increase (decrease) in net assets	103,631,166	59,411,608

Net Assets
Beginning of period	994,296,955	934,885,347
End of period (including undistributed net investment income of $4,480,160 and undistributed net investment income of $5,696,383, respectively)	$ 1,097,928,121	$ 994,296,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss)E	.03	(.01)
Net realized and unrealized gain (loss)	2.63	4.09
Total from investment operations	2.66	4.08
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.12)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.50	$ 14.96
Total ReturnB,C,D	17.85%	37.50%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.43%	1.52%A
Expenses net of fee waivers, if any	1.43%	1.52%A
Expenses net of all reductions	1.41%	1.49%A
Net investment income (loss)	.21%	(.06)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,530	$ 993
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.01)	(.01)
Net realized and unrealized gain (loss)	2.62	4.07
Total from investment operations	2.61	4.06
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.09)K	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.46	$ 14.94
Total ReturnB,C,D	17.53%	37.32%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.70%	1.73%A
Expenses net of fee waivers, if any	1.70%	1.73%A
Expenses net of all reductions	1.68%	1.70%A
Net investment income (loss)	(.05) %	(.08)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,120	$ 458
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.09)	(.03)
Net realized and unrealized gain (loss)	2.61	4.04
Total from investment operations	2.52	4.01
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.02)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.39	$ 14.89
Total ReturnB,C,D	16.92%	36.86%
Ratios to Average Net AssetsF,I
Expenses before reductions	2.19%	2.20%A
Expenses net of fee waivers, if any	2.19%	2.20%A
Expenses net of all reductions	2.17%	2.17%A
Net investment income (loss)	(.55)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 305	$ 224
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss)E	(.09)	(.04)
Net realized and unrealized gain (loss)	2.61	4.05
Total from investment operations	2.52	4.01
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.05)	-
Redemption fees added to paid in capital E,J	-	-
Net asset value, end of period	$ 17.36	$ 14.89
Total ReturnB,C,D	16.94%	36.86%
Ratios to Average Net AssetsF,I
Expenses before reductions	2.19%	2.18%A
Expenses net of fee waivers, if any	2.19%	2.18%A
Expenses net of all reductions	2.16%	2.15%A
Net investment income (loss)	(.54)%	(.39)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 710	$ 335
Portfolio turnover rateG	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 13.40	$ 25.18	$ 21.82	$ 19.05
Income from Investment Operations
Net investment income (loss)B	.08	.12	.16	.14	.17
Net realized and unrealized gain (loss)	2.63	1.63	(9.44)	6.05	3.74
Total from investment operations	2.71	1.75	(9.28)	6.19	3.91
Distributions from net investment income	(.10)	(.17)	(.12)	(.17)	(.10)
Distributions from net realized gain	(.02)	-	(2.38)	(2.66)	(1.04)
Total distributions	(.11)G	(.17)	(2.50)	(2.83)	(1.14)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 17.58	$ 14.98	$ 13.40	$ 25.18	$ 21.82
Total ReturnA	18.18%	13.39%	(40.66)%	31.87%	21.31%
Ratios to Average Net AssetsC,E
Expenses before reductions	1.15%	1.27%	1.21%	1.04%	1.08%
Expenses net of fee waivers, if any	1.15%	1.27%	1.21%	1.04%	1.08%
Expenses net of all reductions	1.12%	1.24%	1.19%	1.02%	1.02%
Net investment income (loss)	.50%	.92%	.84%	.66%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,087,928	$ 991,996	$ 934,885	$ 1,773,603	$ 1,328,219
Portfolio turnover rateD	166%	224%	264%	128%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss)D	.07	.06
Net realized and unrealized gain (loss)	2.63	4.06
Total from investment operations	2.70	4.12
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.13)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 17.57	$ 15.00
Total ReturnB,C	18.08%	37.87%
Ratios to Average Net AssetsE,H
Expenses before reductions	1.21%	1.17%A
Expenses net of fee waivers, if any	1.21%	1.17%A
Expenses net of all reductions	1.19%	1.15%A
Net investment income (loss)	.44%	.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 335	$ 290
Portfolio turnover rateF	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,802,860
Gross unrealized depreciation	(32,295,987)
Net unrealized appreciation (depreciation)	$ 137,506,873

Tax Cost	$ 958,832,487

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,203,381
Capital loss carryforward	$ (165,341,843)
Net unrealized appreciation (depreciation)	$ 137,543,936

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 7,413,180	$ 11,746,083

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,661,853,880 and $1,707,033,315, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,876	$ 1,881
Class T	.25%	.25%	3,697	386
Class B	.75%	.25%	2,689	2,305
Class C	.75%	.25%	5,692	3,823
			$ 20,954	$ 8,395

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,564
Class T	943
Class B*	250
Class C*	11
$ 6,768

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,509.29
Class T	2,317.31
Class B	823.31
Class C	1,715.30
Worldwide	2,645,955.26
Institutional Class	1,081.32
	$ 2,662,400

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,964 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,054 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $257,400.During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Worldwide's operating expenses. During the period, this reimbursement reduced the class' expenses by $43,251.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $282,565 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009A
From net investment income
Class A	$ 9,814	$ -
Class T	2,409	-
Class B	75	-
Class C	827	-
Worldwide	6,404,601	11,746,083
Institutional Class	2,241	-
Total	$ 6,419,967	$ 11,746,083
From net realized gain
Class A	$ 1,404	$ -
Class T	480	-
Class B	191	-
Class C	373	-
Worldwide	990,471	-
Institutional Class	294	-
Total	$ 993,213	$ -

A Distributions for Class A, Class T, Class B Class C and Institutional class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class A
Shares sold	404,777	68,262	$ 6,463,954	$ 954,848
Reinvestment of distributions	589	-	9,399	-
Shares redeemed	(41,328)	(1,913)	(668,935)	(30,621)
Net increase (decrease)	364,038	66,349	$ 5,804,418	$ 924,227

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class T
Shares sold	57,729	31,350	$ 930,150	$ 413,190
Reinvestment of distributions	156	-	2,498	-
Shares redeemed	(24,377)	(691)	(385,540)	(10,728)
Net increase (decrease)	33,508	30,659	$ 547,108	$ 402,462
Class B
Shares sold	11,168	16,229	$ 177,092	$ 199,531
Reinvestment of distributions	16	-	260	-
Shares redeemed	(8,709)	(1,150)	(138,098)	(18,389)
Net increase (decrease)	2,475	15,079	$ 39,254	$ 181,142
Class C
Shares sold	34,028	23,542	$ 543,674	$ 304,403
Reinvestment of distributions	68	-	1,087	-
Shares redeemed	(15,747)	(1,012)	(246,126)	(14,575)
Net increase (decrease)	18,349	22,530	$ 298,635	$ 289,828
Worldwide
Shares sold	8,421,228	9,823,250	$ 135,177,567	$ 126,506,866
Reinvestment of distributions	449,494	959,833	7,194,622	11,413,258
Shares redeemed	(13,209,138)	(14,319,175)	(210,537,866)	(180,350,310)
Net increase (decrease)	(4,338,416)	(3,536,092)	$ (68,165,677)	$ (42,430,186)
Institutional Class
Shares sold	9,920	19,375	$ 162,697	$ 249,261
Reinvestment of distributions	158	-	2,535	-
Shares redeemed	(10,397)	(6)	(165,950)	(83)
Net increase (decrease)	(319)	19,369	$ (718)	$ 249,178

A Share transactions for Class A, Class T, Class B Class C and Institutional class are for the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 -
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide Fund voted to pay on December 6, 2010 to shareholders of record at the opening of business on December 3, 2010, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.092	$0.046

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Ex Date	%
Institutional Class	12/04/2009	50%
Institutional Class	12/30/2009	100%

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	Ex Date	%
Institutional Class	12/04/2009	100%
Institutional Class	12/30/2009	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/2009	$0.111	$0.0113
Institutional Class	12/31/2009	$0.004	$0.000

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The Advisor classes of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was below its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class B, Class C, and the retail class of Worldwide Fund ranked below its competitive median for 2009, the total expenses of Class A ranked equal to its competitive median for 2009, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

AWLDI-UANN-1210
1.883436.101

Fidelity's
Targeted International Equity
Funds®

Fidelity® Canada Fund
Fidelity China Region Fund
Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund)
Fidelity Emerging Markets Fund
Fidelity Europe Capital Appreciation Fund
Fidelity Europe Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin America Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	An explanation of the changes to Fidelity Emerging Asia Fund.
Fidelity® Canada Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity China Region Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Emerging Asia Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Emerging Markets Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Europe Capital Appreciation Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Europe Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Japan Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Japan Smaller Companies Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Latin America Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Nordic Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Fidelity Pacific Basin Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Note to shareholders

Fidelity® Emerging Asia Fund (formerly known as Fidelity Southeast Asia Fund)

In connection with shareholder approval on November 16, 2010, of an amended management contract, the fund's primary benchmark and performance fee adjustment index has changed to the MSCI® AC (All Country) Asia ex Japan Index from the MSCI AC (All Country) Far East ex Japan Index, and the fund has modified its investment strategy to include India. Additionally, the fund has changed its name to Fidelity Emerging Asia Fund to reflect its new investment strategy. The changes were effective on December 1, 2010.

Annual Report

Fidelity Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	22.97%	8.98%	11.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period.

Annual Report

Fidelity Canada Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Douglas Lober, Portfolio Manager of Fidelity® Canada Fund: For the 12 months ending October 31, 2010, the fund's Retail Class shares returned 22.97%, trailing the 26.45% gain of the S&P/TSX Composite Index. It was a solid period for Canadian equities, bolstered by a strengthening economy, surging global commodity prices and a strong Canadian dollar relative to the U.S. dollar. Versus the index, positioning in materials and technology hurt performance the most this period. Conversely, overweighting the top-performing health care sector, security selection in industrials and underweighting financials, especially insurance, supported results. The fund's biggest individual detractors were pairs of tech and materials stocks: enterprise software company Open Text, BlackBerry maker Research In Motion, base-metals producer Teck Resources and Barrick Gold. On the upside, underweighting Canadian life insurer Manulife Financial, which was sold from the fund, was the fund's largest contributor, followed by specialty pharmaceutical firm Biovail - which merged with Valeant Pharmaceuticals International - and crude oil and natural gas company Pacific Rubiales Energy.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2010, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.24%
Actual		$ 1,000.00	$ 1,036.60	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 1,035.10	$ 7.69
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,032.50	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	1.98%
Actual		$ 1,000.00	$ 1,032.60	$ 10.14
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Canada	.92%
Actual		$ 1,000.00	$ 1,038.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,038.00	$ 4.83
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Canada	98.4%
United States of America	1.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Canada	98.2%
United States of America	1.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	99.3
Short-Term Investments and Net Other Assets	0.9	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Magna International, Inc. Class A (sub. vtg.) (Auto Components)	5.1	1.3
Royal Bank of Canada (Commercial Banks)	5.1	6.1
Toronto-Dominion Bank (Commercial Banks)	4.5	5.3
Canadian National Railway Co. (Road & Rail)	4.2	5.3
Bank of Nova Scotia (Commercial Banks)	3.9	2.4
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	3.7	0.0
Barrick Gold Corp. (Metals & Mining)	3.7	0.0
Talisman Energy, Inc. (Oil, Gas & Consumable Fuels)	3.6	2.5
Goldcorp, Inc. (Metals & Mining)	3.6	3.6
SXC Health Solutions Corp. (Health Care Technology)	3.5	1.7
	40.9
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	24.0	18.1
Financials	20.2	26.4
Energy	15.6	20.9
Consumer Discretionary	11.0	7.4
Industrials	9.3	8.8
Health Care	7.2	1.7
Information Technology	5.8	9.6
Telecommunication Services	4.5	3.7
Consumer Staples	1.5	1.9
Utilities	0.0	0.8

Annual Report

Fidelity Canada Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 5.1%
Magna International, Inc. Class A (sub. vtg.)	2,425,200	$ 219,335,670
Hotels, Restaurants & Leisure - 1.0%
Tim Hortons, Inc.	1,110,300	41,738,310
Household Durables - 0.4%
Dorel Industries, Inc. Class B (sub. vtg.)	450,000	15,169,134
Media - 1.3%
Astral Media, Inc. Class A (non-vtg.)	400,000	16,040,788
Corus Entertainment, Inc. Class B (non-vtg.)	600,000	12,954,211
Groupe Aeroplan, Inc.	100,000	1,215,805
Quebecor, Inc. Class B (sub. vtg.)	750,000	27,054,123
		57,264,927
Multiline Retail - 1.0%
Dollarama, Inc.	1,678,775	44,244,997
Textiles, Apparel & Luxury Goods - 2.2%
Gildan Activewear, Inc. (a)	3,269,100	94,204,186
TOTAL CONSUMER DISCRETIONARY		471,957,224
CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,290,200	30,638,929
Metro, Inc. Class A (sub. vtg.)	700,000	32,120,796
		62,759,725
ENERGY - 15.6%
Oil, Gas & Consumable Fuels - 15.6%
Baytex Energy Trust	850,000	31,669,772
Cameco Corp.	400,000	12,373,762
Cenovus Energy, Inc.	2,000,000	55,652,515
Crescent Point Energy Corp.	783,400	31,031,827
Enbridge, Inc.	2,508,900	138,765,613
Gran Tierra Energy, Inc. (a)	1,300,000	9,687,224
Keyera Facilities Income Fund	958,402	29,741,566
Niko Resources Ltd.	145,000	13,833,219
Pacific Rubiales Energy Corp. (a)	1,200,000	38,250,809
Petrobank Energy & Resources Ltd. (a)	350,000	13,929,307
Suncor Energy, Inc.	4,307,600	138,025,657
Talisman Energy, Inc.	8,500,000	154,098,441
		667,059,712
FINANCIALS - 20.2%
Commercial Banks - 17.4%
Bank of Nova Scotia	3,100,000	166,170,213
Canadian Imperial Bank of Commerce	1,344,600	103,135,658
National Bank of Canada	1,000,000	65,820,178
Royal Bank of Canada	4,040,000	215,448,181
Toronto-Dominion Bank	2,665,800	191,982,557
		742,556,787

	Shares	Value
Insurance - 0.8%
Intact Financial Corp.	741,100	$ 33,563,495
Real Estate Investment Trusts - 0.0%
RioCan (REIT)	100,000	2,260,025
Real Estate Management & Development - 2.0%
Brookfield Asset Management, Inc. Class A	1,750,000	51,956,074
Brookfield Properties Corp. (d)	1,900,000	32,824,787
		84,780,861
TOTAL FINANCIALS		863,161,168
HEALTH CARE - 7.2%
Health Care Technology - 3.5%
SXC Health Solutions Corp. (a)(e)	3,803,234	148,489,830
Pharmaceuticals - 3.7%
Valeant Pharmaceuticals International, Inc.	5,688,351	157,393,142
TOTAL HEALTH CARE		305,882,972
INDUSTRIALS - 9.3%
Airlines - 0.8%
Air Canada Class A (a)(d)	9,475,000	35,116,678
Commercial Services & Supplies - 2.1%
IESI-BFC Ltd.	3,750,000	87,765,957
Construction & Engineering - 0.8%
SNC-Lavalin Group, Inc.	650,000	33,204,236
Road & Rail - 4.5%
Canadian National Railway Co.	2,750,000	178,120,404
Contrans Group, Inc. Class A	878,500	7,536,891
CSX Corp.	100,000	6,145,000
		191,802,295
Trading Companies & Distributors - 1.1%
Finning International, Inc.	2,050,000	48,199,823
TOTAL INDUSTRIALS		396,088,989
INFORMATION TECHNOLOGY - 5.8%
Communications Equipment - 2.0%
Research In Motion Ltd. (a)	1,530,000	87,133,507
Internet Software & Services - 2.1%
Open Text Corp. (a)	1,993,740	88,202,323
IT Services - 0.9%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,590,000	39,844,200
Software - 0.8%
MacDonald Dettwiler & Associates Ltd. (a)	650,000	32,382,096
TOTAL INFORMATION TECHNOLOGY		247,562,126
Common Stocks - continued
	Shares	Value
MATERIALS - 24.0%
Chemicals - 5.2%
Agrium, Inc.	950,000	$ 84,036,670
Potash Corp. of Saskatchewan, Inc.	950,000	137,390,921
		221,427,591
Metals & Mining - 18.5%
Barrick Gold Corp.	3,250,000	156,525,149
Consolidated Thompson Iron Mines Ltd. (a)	2,250,000	21,796,255
Detour Gold Corp. (a)	1,280,000	37,387,195
Eldorado Gold Corp.	5,470,000	92,623,689
European Goldfields Ltd. (a)	600,000	8,106,677
Goldcorp, Inc.	3,400,000	151,814,884
Grande Cache Coal Corp. (a)	2,500,000	17,158,545
IAMGOLD Corp.	2,000,000	36,493,774
Ivanhoe Mines Ltd. (a)	800,000	19,154,819
Kinross Gold Corp.	300,000	5,397,588
Osisko Mining Corp. (a)	1,665,700	23,093,439
Pan American Silver Corp.	800,000	25,536,002
Silver Wheaton Corp. (a)	1,875,900	53,928,216
Teck Resources Ltd. Class B (sub. vtg.)	2,400,000	107,304,638
Walter Energy, Inc.	200,000	17,592,000
Yamana Gold, Inc.	1,500,000	16,501,618
		790,414,488
Paper & Forest Products - 0.3%
Sino-Forest Corp. (a)	600,000	11,859,986
TOTAL MATERIALS		1,023,702,065
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 2.8%
BCE, Inc. (d)	2,300,000	77,147,760
TELUS Corp. (d)	1,000,000	44,318,070
		121,465,830

	Shares	Value
Wireless Telecommunication Services - 1.7%
Rogers Communications, Inc. Class B (non-vtg.)	2,000,000	$ 72,869,889
TOTAL TELECOMMUNICATION SERVICES		194,335,719
TOTAL COMMON STOCKS (Cost $3,395,319,218)		4,232,509,700
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.23% (b)	16,109,355	16,109,355
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	31,292,644	31,292,644
TOTAL MONEY MARKET FUNDS (Cost $47,401,999)		47,401,999
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $3,442,721,217)	4,279,911,699
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(9,998,244)
NET ASSETS - 100%	$ 4,269,913,455
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,952
Fidelity Securities Lending Cash Central Fund	3,863,210
Total	$ 3,935,162
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Air Canada Class A	$ -	$ 16,193,836	$ -	$ -	$ -
Grande Cache Coal Corp.	-	40,052,532	26,878,041	-	-
SXC Health Solutions Corp.	16,519,740	103,932,396	-	-	148,489,830
Total	$ 16,519,740	$ 160,178,764	$ 26,878,041	$ -	$ 148,489,830
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $243,313,729 of which $92,395,948 and $150,917,781 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $29,757,421) - See accompanying schedule: Unaffiliated issuers (cost $3,276,154,840)	$ 4,084,019,870
Fidelity Central Funds (cost $47,401,999)	47,401,999
Other affiliated issuers (cost $119,164,378)	148,489,830
Total Investments (cost $3,442,721,217)		$ 4,279,911,699
Foreign currency held at value (cost $1,389,752)		1,389,866
Receivable for investments sold		57,939,322
Receivable for fund shares sold		4,954,632
Dividends receivable		4,499,672
Distributions receivable from Fidelity Central Funds		9,305
Other receivables		318,991
Total assets		4,349,023,487

Liabilities
Payable for investments purchased	$ 40,343,297
Payable for fund shares redeemed	4,151,509
Accrued management fee	2,176,024
Distribution and service plan fees payable	102,860
Other affiliated payables	915,239
Other payables and accrued expenses	128,459
Collateral on securities loaned, at value	31,292,644
Total liabilities		79,110,032

Net Assets		$ 4,269,913,455
Net Assets consist of:
Paid in capital		$ 3,663,079,350
Undistributed net investment income		26,745,120
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(257,197,673)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		837,286,658
Net Assets		$ 4,269,913,455

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($170,445,854 ÷ 3,167,830 shares)	$ 53.81

Maximum offering price per share (100/94.25 of $53.81)	$ 57.09
Class T: Net Asset Value and redemption price per share ($31,521,786 ÷ 587,692 shares)	$ 53.64

Maximum offering price per share (100/96.50 of $53.64)	$ 55.59
Class B: Net Asset Value and offering price per share ($13,463,848 ÷ 253,888 shares) A	$ 53.03

Class C: Net Asset Value and offering price per share ($54,052,232 ÷ 1,022,372 shares) A	$ 52.87

Canada: Net Asset Value, offering price and redemption price per share ($3,953,692,786 ÷ 73,023,771 shares)	$ 54.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($46,736,949 ÷ 865,188 shares)	$ 54.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 77,463,667
Interest		460
Income from Fidelity Central Funds (including $3,863,210 from security lending)		3,935,162
Income before foreign taxes withheld		81,399,289
Less foreign taxes withheld		(11,557,812)
Total income		69,841,477

Expenses
Management fee Basic fee	$ 27,220,833
Performance adjustment	(2,434,973)
Transfer agent fees	9,229,104
Distribution and service plan fees	943,339
Accounting and security lending fees	1,532,504
Custodian fees and expenses	339,998
Independent trustees' compensation	21,432
Registration fees	169,539
Audit	70,900
Legal	18,293
Interest	1,574
Miscellaneous	50,594
Total expenses before reductions	37,163,137
Expense reductions	(1,984,527)	35,178,610
Net investment income (loss)		34,662,867
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	86,472,773
Other affiliated issuers	(2,411,623)
Investment not meeting investment restrictions	(275,664)
Foreign currency transactions	(295,766)
Payment from investment advisor for loss on investment not meeting investment restrictions	275,664
Capital gain distributions from Fidelity Central Funds	1,133
Total net realized gain (loss)		83,766,517
Change in net unrealized appreciation (depreciation) on: Investment securities	640,635,315
Assets and liabilities in foreign currencies	411,031
Total change in net unrealized appreciation (depreciation)		641,046,346
Net gain (loss)		724,812,863
Net increase (decrease) in net assets resulting from operations		$ 759,475,730

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,662,867	$ 34,444,185
Net realized gain (loss)	83,766,517	(171,178,890)
Change in net unrealized appreciation (depreciation)	641,046,346	537,944,481
Net increase (decrease) in net assets resulting from operations	759,475,730	401,209,776
Distributions to shareholders from net investment income	(34,208,293)	(10,179,804)
Share transactions - net increase (decrease)	243,266,632	30,108,212
Redemption fees	759,127	779,120
Total increase (decrease) in net assets	969,293,196	421,917,304

Net Assets
Beginning of period	3,300,620,259	2,878,702,955
End of period (including undistributed net investment income of $26,745,120 and undistributed net investment income of $26,298,051, respectively)	$ 4,269,913,455	$ 3,300,620,259

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 44.24	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.31	.38	.39	.19
Net realized and unrealized gain (loss)	9.64	5.72	(28.71)	15.96
Total from investment operations	9.95	6.10	(28.32)	16.15
Distributions from net investment income	(.39)	(.07)	(.41)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.39)	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Total Return B, C, D	22.62%	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.24%	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.24%	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.18%	1.39%	1.31%	1.22% A
Net investment income (loss)	.63%	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,446	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 44.11	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.18	.27	.23	.09
Net realized and unrealized gain (loss)	9.60	5.73	(28.66)	15.99
Total from investment operations	9.78	6.00	(28.43)	16.08
Distributions from net investment income	(.26)	-	(.33)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.26)	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Total Return B, C, D	22.27%	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.51%	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.51%	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.46%	1.67%	1.60%	1.47% A
Net investment income (loss)	.36%	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,522	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.68	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.07)	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	9.50	5.68	(28.54)	15.93
Total from investment operations	9.43	5.76	(28.60)	15.87
Distributions from net investment income	(.09)	-	(.14)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.09)	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Total Return B, C, D	21.64%	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	2.01%	2.19%	2.13%	2.00% A
Expenses net of all reductions	1.96%	2.16%	2.10%	1.99% A
Net investment income (loss)	(.14)%	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,464	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.60	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	9.48	5.66	(28.52)	15.94
Total from investment operations	9.42	5.75	(28.57)	15.90
Distributions from net investment income	(.16)	-	(.27)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.16)	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Total Return B, C, D	21.68%	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.99%	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	1.99%	2.18%	2.13%	1.99% A
Expenses net of all reductions	1.94%	2.15%	2.10%	1.97% A
Net investment income (loss)	(.12)%	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,052	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.46	$ 38.37	$ 70.25	$ 49.48	$ 39.14
Income from Investment Operations
Net investment income (loss) B	.46	.48	.58	.52	.34
Net realized and unrealized gain (loss)	9.68	5.74	(28.83)	21.62	10.15
Total from investment operations	10.14	6.22	(28.25)	22.14	10.49
Distributions from net investment income	(.47)	(.14)	(.40)	(.36)	(.16)
Distributions from net realized gain	-	-	(3.27)	(1.03)	(.01)
Total distributions	(.47)	(.14)	(3.67)	(1.39)	(.17)
Redemption fees added to paid in capital B	.01	.01	.04	.02	.02
Net asset value, end of period	$ 54.14	$ 44.46	$ 38.37	$ 70.25	$ 49.48
Total Return A	22.97%	16.40%	(42.06)%	46.03%	26.93%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	1.17%	1.03%	.96%	1.00%
Expenses net of fee waivers, if any	.94%	1.17%	1.03%	.96%	1.00%
Expenses net of all reductions	.89%	1.13%	1.00%	.94%	.97%
Net investment income (loss)	.93%	1.24%	1.00%	.94%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,953,693	$ 3,149,791	$ 2,776,298	$ 4,890,617	$ 3,136,927
Portfolio turnover rate D	143%	123%	63%	42%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 44.39	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.46	.49	.52	.25
Net realized and unrealized gain (loss)	9.65	5.72	(28.78)	15.99
Total from investment operations	10.11	6.21	(28.26)	16.24
Distributions from net investment income	(.49)	(.14)	(.45)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.49)	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.01	.04	.01
Net asset value, end of period	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Total Return B, C	22.94%	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	.95%	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	.95%	1.17%	1.11%	1.01% A
Expenses net of all reductions	.90%	1.14%	1.08%	.99% A
Net investment income (loss)	.92%	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,737	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 808,571,125
Gross unrealized depreciation	(20,169,137)
Net unrealized appreciation (depreciation)	$ 788,401,988

Tax Cost	$ 3,491,509,711

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 61,650,009
Capital loss carryforward	$ (243,313,729)
Net unrealized appreciation (depreciation)	$ 788,498,050

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 34,208,293	$ 10,179,804

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,636,566,398 and $5,347,008,329, respectively.

The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 312,428	$ 11,816
Class T	.25%	.25%	123,743	-
Class B	.75%	.25%	105,189	78,891
Class C	.75%	.25%	401,979	204,393
			$ 943,339	$ 295,100

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 169,728
Class T	20,643
Class B*	19,800
Class C*	8,543
$ 218,714

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 357,370.28
Class T	77,021.31
Class B	32,593.31
Class C	116,977.29
Canada	8,568,457.24
Institutional Class	76,686.25
	$ 9,229,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $650 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,003,722.45%		$ 1,574

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,854 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned

Annual Report

7. Security Lending - continued

securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,984,527 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 756,039	$ 107,700
Class T	106,904	-
Class B	15,600	-
Class C	97,752	-
Canada	33,027,962	10,039,164
Institutional Class	204,036	32,940
Total	$ 34,208,293	$ 10,179,804

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	2,050,255	894,135	$ 102,518,373	$ 37,345,647
Reinvestment of distributions	14,622	3,241	696,013	102,525
Shares redeemed	(773,357)	(493,476)	(38,292,678)	(17,901,706)
Net increase (decrease)	1,291,520	403,900	$ 64,921,708	$ 19,546,466
Class T
Shares sold	296,633	153,535	$ 14,818,898	$ 6,072,136
Reinvestment of distributions	2,182	-	103,790	-
Shares redeemed	(113,003)	(144,414)	(5,600,141)	(5,034,459)
Net increase (decrease)	185,812	9,121	$ 9,322,547	$ 1,037,677
Class B
Shares sold	134,473	68,778	$ 6,579,801	$ 2,732,178
Reinvestment of distributions	263	-	12,424	-
Shares redeemed	(47,606)	(50,130)	(2,342,627)	(1,849,231)
Net increase (decrease)	87,130	18,648	$ 4,249,598	$ 882,947
Class C
Shares sold	647,123	311,799	$ 31,812,568	$ 13,003,041
Reinvestment of distributions	1,580	-	74,410	-
Shares redeemed	(196,235)	(183,651)	(9,599,233)	(6,643,635)
Net increase (decrease)	452,468	128,148	$ 22,287,745	$ 6,359,406
Canada
Shares sold	20,151,337	19,139,057	$ 1,010,632,290	$ 774,158,834
Reinvestment of distributions	659,119	306,492	31,486,105	9,628,844
Shares redeemed	(18,629,713)	(20,957,211)	(923,131,901)	(789,350,714)
Net increase (decrease)	2,180,743	(1,511,662)	$ 118,986,494	$ (5,563,036)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	717,543	280,690	$ 36,118,321	$ 11,718,786
Reinvestment of distributions	2,830	737	134,893	23,131
Shares redeemed	(259,715)	(108,451)	(12,754,674)	(3,897,165)
Net increase (decrease)	460,658	172,976	$ 23,498,540	$ 7,844,752

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity China Region Fund	20.97%	16.80%	11.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period.

Annual Report

Fidelity China Region Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Joseph Tse, who became Portfolio Manager of Fidelity® China Region Fund on January 19, 2010: During the past year, the fund's Retail Class shares returned 20.97%, versus 16.14% for the MSCI Golden Dragon Index. Stock picking and an overweighting in consumer discretionary aided relative performance, as did stock selection in information technology, industrials, health care and financials, among other sectors. Geographically, security selection in China and Hong Kong added value. The largest relative contributor was China Shineway Pharmaceutical Group, as better-than-expected sales lifted the stock, which was sold from the fund. Other contributors included BOC Hong Kong and Chinese online travel services provider Ctrip.com International, an out-of-benchmark holding. Underweighting and ultimately selling Hong Kong apparel wholesaler/retailer Esprit Holdings also added value. Conversely, underweighting Taiwan's Nan Ya Plastics detracted, as did not owning Taiwan-based index component Formosa Chemicals & Fibre. Underweighting Hong Kong shoe manufacturer/retailer Belle International Holdings also hurt.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.37%
Actual		$ 1,000.00	$ 1,152.80	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.63%
Actual		$ 1,000.00	$ 1,151.40	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.12%
Actual		$ 1,000.00	$ 1,148.60	$ 11.48
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.12%
Actual		$ 1,000.00	$ 1,148.80	$ 11.48
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
China Region	1.06%
Actual		$ 1,000.00	$ 1,154.60	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,154.70	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Hong Kong	32.0%
China	31.3%
Taiwan	18.3%
Cayman Islands	8.5%
Bermuda	4.3%
United States of America	3.5%
Japan	1.0%
United Kingdom	0.8%
Singapore	0.2%
Other	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
China	37.2%
Hong Kong	28.0%
Taiwan	18.7%
Cayman Islands	9.1%
Bermuda	5.2%
United States of America	1.2%
Canada	0.2%
Japan	0.2%
British Virgin Islands	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	99.1
Short-Term Investments and Net Other Assets	3.4	0.9
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
CNOOC Ltd. (Oil, Gas & Consumable Fuels)	3.6	3.2
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.4	3.9
Hong Kong Exchanges and Clearing Ltd. (Diversified Financial Services)	3.3	2.7
Tencent Holdings Ltd. (Internet Software & Services)	3.2	3.7
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	3.2	3.5
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	3.1	2.4
Bank of China Ltd. (H Shares) (Commercial Banks)	2.8	3.3
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.8	3.8
China Life Insurance Co. Ltd. (H Shares) (Insurance)	2.7	3.4
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	2.5	2.7
	30.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.3	37.6
Information Technology	15.0	20.1
Consumer Discretionary	9.9	8.9
Industrials	8.5	9.9
Energy	7.3	8.2
Consumer Staples	5.2	4.1
Materials	4.7	3.6
Telecommunication Services	4.3	4.2
Utilities	0.2	0.9
Health Care	0.2	1.6

Annual Report

Fidelity China Region Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.4%
Minth Group Ltd.	4,938,000	$ 9,237,349
Automobiles - 1.3%
Brilliance China Automotive Holdings Ltd. (a)	14,406,000	12,638,065
BYD Co. Ltd. (H Shares) (d)	1,725,800	10,520,116
Dongfeng Motor Group Co. Ltd. (H Shares)	2,470,000	5,353,459
		28,511,640
Distributors - 2.0%
Li & Fung Ltd.	8,042,000	42,486,038
Diversified Consumer Services - 0.1%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(d)	22,616	2,428,280
Hotels, Restaurants & Leisure - 2.8%
Country Style Cooking Restaurant Chain Co. Ltd. ADR	3,600	106,416
Ctrip.com International Ltd. sponsored ADR (a)	477,500	24,863,425
Las Vegas Sands Corp. (a)	57,200	2,624,336
Melco International Development Ltd. (a)	5,970,000	3,388,873
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	370,000	2,319,900
Sands China Ltd.	2,808,800	6,124,008
Shangri-La Asia Ltd.	2,966,000	6,673,380
SJM Holdings Ltd.	9,928,000	14,755,112
		60,855,450
Household Durables - 0.2%
Techtronic Industries Co. Ltd.	4,157,000	4,209,960
Multiline Retail - 1.5%
Far East Department Stores Co. Ltd.	14,363,615	17,834,255
Golden Eagle Retail Group Ltd. (H Shares)	2,596,000	6,899,223
Maoye International Holdings Ltd.	18,043,000	7,774,697
		32,508,175
Specialty Retail - 1.1%
Belle International Holdings Ltd.	5,574,000	10,067,538
Chow Sang Sang Holdings International Ltd.	2,746,000	7,227,015
GOME Electrical Appliances Holdings Ltd. (a)	6,666,000	2,244,575
I.T Ltd.	5,492,000	4,633,792
		24,172,920
Textiles, Apparel & Luxury Goods - 0.5%
Anta Sports Products Ltd.	2,467,000	5,092,340
Trinity Ltd.	4,310,000	4,309,305
		9,401,645
TOTAL CONSUMER DISCRETIONARY		213,811,457

	Shares	Value
CONSUMER STAPLES - 5.2%
Beverages - 0.1%
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 5/5/15 (a)	578,000	$ 3,162,589
Food & Staples Retailing - 1.7%
Beijing Jingkelong Co. Ltd. (H Shares)	1,226,000	1,470,963
China Resources Enterprise Ltd.	1,936,000	8,179,842
Dairy Farm International Holdings Ltd.	2,642,400	20,610,720
Lianhua Supermarket Holdings Co. (H Shares)	785,000	3,342,042
Wumart Stores, Inc. (H Shares)	1,338,000	3,141,635
		36,745,202
Food Products - 2.4%
Asian Citrus Holdings Ltd.	5,805,803	6,688,705
Besunyen Holdings Co. Ltd.	25,440,000	12,143,590
China Agri-Industries Holding Ltd.	3,147,000	4,579,669
China Huiyuan Juice Group Ltd.	3,283,000	2,202,432
China Mengniu Dairy Co. Ltd.	2,326,000	6,661,790
Tingyi (Cayman Islands) Holding Corp.	3,536,000	9,625,493
Want Want China Holdings Ltd.	5,577,000	5,144,403
Yashili International Holdings Ltd.	8,021,000	4,346,164
		51,392,246
Household Products - 0.3%
NVC Lighting Holdings Ltd.	10,667,000	5,463,376
Personal Products - 0.7%
Hengan International Group Co. Ltd.	1,655,500	15,591,227
TOTAL CONSUMER STAPLES		112,354,640
ENERGY - 7.3%
Oil, Gas & Consumable Fuels - 7.3%
China Coal Energy Co. Ltd. (H Shares)	1,242,000	2,147,112
China Petroleum & Chemical Corp. (H Shares)	32,506,000	30,928,266
CNOOC Ltd.	37,343,000	77,961,654
CNPC (Hong Kong) Ltd.	9,330,000	11,868,254
PetroChina Co. Ltd. (H Shares)	24,580,000	30,256,374
Sino Prosper State Gold Resources Holdings, Ltd. (a)	79,350,000	3,992,453
		157,154,113
FINANCIALS - 41.3%
Capital Markets - 1.5%
Citic Securities Co. Ltd. (UBS Warrant Programme) warrants 9/16/13 (a)	3,008,600	6,995,171
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,888,252
Yuanta Financial Holding Co. Ltd.	38,078,000	23,950,384
		32,833,807
Commercial Banks - 17.2%
Bank of China Ltd. (H Shares)	102,083,000	61,108,224
BOC Hong Kong (Holdings) Ltd.	21,653,500	67,883,251
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
China Construction Bank Corp. (H Shares)	77,268,000	$ 73,666,895
China Merchants Bank Co. Ltd. (H Shares)	7,761,464	22,028,990
Chinatrust Financial Holding Co. Ltd.	7,410,335	4,624,650
E.Sun Financial Holdings Co. Ltd.	9,287,652	4,779,628
Hang Seng Bank Ltd.	1,921,700	28,114,276
HSBC Holdings PLC (Hong Kong)	413,600	4,311,132
Industrial & Commercial Bank of China (Asia) Ltd.	2,163,000	8,008,786
Industrial & Commercial Bank of China Ltd. (H Shares)	84,726,000	68,207,094
Mega Financial Holding Co. Ltd.	8,480,000	5,887,927
Standard Chartered PLC:
rights 11/5/10 (a)	42,845	360,725
(United Kingdom)	432,898	12,522,362
Wing Hang Bank Ltd.	819,500	9,578,674
		371,082,614
Diversified Financial Services - 4.7%
China Everbright Ltd.	5,418,000	14,084,528
Fubon Financial Holding Co. Ltd.	13,011,985	15,943,455
Hong Kong Exchanges and Clearing Ltd.	3,217,600	70,817,295
		100,845,278
Insurance - 7.2%
Cathay Financial Holding Co. Ltd.	16,430,400	25,151,585
China Life Insurance Co. Ltd. (H Shares)	13,479,000	59,257,545
PICC Property & Casualty Co. Ltd. (H Shares) (a)	21,118,000	31,167,866
Ping An Insurance Group Co. China Ltd. (H Shares)	3,755,500	40,431,734
		156,008,730
Real Estate Management & Development - 10.7%
Cheung Kong Holdings Ltd.	2,663,000	40,539,784
China Overseas Land & Investment Ltd.	5,487,920	11,540,474
China Resources Land Ltd.	4,232,000	8,342,520
E-House China Holdings Ltd. ADR (d)	249,600	4,170,816
Hang Lung Properties Ltd.	1,343,000	6,575,307
Henderson Land Development Co. Ltd.	2,500,076	17,755,741
Huaku Development Co. Ltd.	1,820,000	5,048,783
Hung Poo Real Estate Development Co. Ltd.	2,056,000	3,059,984
Kerry Properties Ltd.	3,480,000	19,305,273
Midland Holdings Ltd.	4,368,000	4,384,201
New World Development Co. Ltd.	7,024,000	13,864,499
Poly (Hong Kong) Investments Ltd.	3,144,000	3,236,784
Shimao Property Holdings Ltd.	7,417,500	12,268,002
Sinyi Realty, Inc.	1,179,370	2,292,845
Sun Hung Kai Properties Ltd.	2,983,000	51,106,905

	Shares	Value
Wharf Holdings Ltd.	3,853,000	$ 25,301,429
Yanlord Land Group Ltd.	2,484,000	3,300,997
		232,094,344
TOTAL FINANCIALS		892,864,773
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Coolpoint Energy Ltd. (a)	45,452,000	3,811,488
INDUSTRIALS - 8.5%
Airlines - 1.2%
Air China Ltd. (H Shares) (a)	9,756,000	13,114,984
Cathay Pacific Airways Ltd.	3,341,000	8,986,918
China Eastern Airlines Corp. Ltd. (a)	6,770,000	4,279,697
		26,381,599
Building Products - 0.5%
China Liansu Group Holdgs Ltd. (a)	18,523,000	11,613,840
Electrical Equipment - 0.7%
Dongfang Electric Corp. Ltd.	1,674,800	8,145,778
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	2,036,000	6,212,082
		14,357,860
Industrial Conglomerates - 2.9%
Far Eastern Textile Ltd.	19,334,228	27,859,483
Hutchison Whampoa Ltd.	2,121,000	20,905,583
Shanghai Industrial Holdings Ltd.	3,144,000	14,480,348
		63,245,414
Machinery - 0.8%
China International Marine Containers Co. Ltd. (B Shares)	7,166,794	14,516,196
Singamas Container Holdings Ltd. (a)	13,180,000	2,975,649
		17,491,845
Marine - 0.8%
Orient Overseas International Ltd.	619,000	5,426,357
Shun Tak Holdings Ltd.	19,152,000	12,625,927
		18,052,284
Trading Companies & Distributors - 0.1%
Hong Kong Resources Holdings Co. Ltd.	11,212,000	1,923,814
Transportation Infrastructure - 1.5%
China Merchant Holdings International Co. Ltd.	1,228,000	4,301,268
Cosco Pacific Ltd.	7,606,000	11,873,259
Zhejiang Expressway Co. Ltd. (H Shares)	15,140,000	15,254,752
		31,429,279
TOTAL INDUSTRIALS		184,495,935
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 2.1%
China Wireless Technologies Ltd.	3,964,000	2,122,316
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
HTC Corp.	1,700,000	$ 38,382,618
Vtech Holdings Ltd.	403,000	4,193,124
		44,698,058
Computers & Peripherals - 0.3%
Acer, Inc.	2,301,108	6,684,153
Electronic Equipment & Components - 6.4%
AU Optronics Corp. (a)	7,798,090	7,784,283
Chroma ATE, Inc.	3,350,000	8,625,388
Delta Electronics, Inc.	828,000	3,422,382
Funtalk China Holdings Ltd. (a)	497,100	3,280,860
Hon Hai Precision Industry Co. Ltd. (Foxconn)	15,763,172	59,746,054
Kingboard Chemical Holdings Ltd.	2,618,000	12,733,249
Tripod Technology Corp.	3,001,820	11,524,713
Unimicron Technology Corp.	14,255,000	24,266,803
WPG Holding Co. Ltd.	3,601,120	6,695,106
		138,078,838
Internet Software & Services - 3.9%
Sina Corp. (a)	146,100	8,225,430
SouFun Holdings Ltd. ADR (d)	89,400	6,570,900
Tencent Holdings Ltd.	3,007,100	68,861,184
TPK Holdings Co.	11,000	181,506
		83,839,020
Semiconductors & Semiconductor Equipment - 2.3%
MediaTek, Inc.	398,794	5,016,687
Taiwan Semiconductor Manufacturing Co. Ltd.	19,519,796	40,179,972
Trony Solar Holdings Co. Ltd.	8,494,000	5,314,743
		50,511,402
TOTAL INFORMATION TECHNOLOGY		323,811,471
MATERIALS - 4.7%
Chemicals - 2.7%
China BlueChemical Ltd. (H shares)	11,116,000	8,790,980
DC Chemical Co. Ltd.	7,519	2,213,240
Formosa Plastics Corp.	8,908,250	25,556,097
Nan Ya Plastics Corp.	3,518,000	7,839,490
Taiwan Fertilizer Co. Ltd.	3,804,000	12,988,662
		57,388,469
Construction Materials - 0.5%
Anhui Conch Cement Co. Ltd. (H Shares)	2,810,000	11,781,971
Metals & Mining - 1.5%
Xingda International Holdings Ltd.	13,453,000	14,040,932
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,435,000	7,570,843
Zijin Mining Group Co. Ltd. (H Shares)	10,858,000	10,239,894
		31,851,669

	Shares	Value
Paper & Forest Products - 0.0%
China Forestry Holdings Co. Ltd.	1,064,000	$ 505,147
TOTAL MATERIALS		101,527,256
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 0.8%
China Unicom (Hong Kong) Ltd.	12,910,000	18,156,664
Wireless Telecommunication Services - 3.5%
China Mobile (Hong Kong) Ltd.	5,194,000	53,042,759
SOFTBANK CORP.	689,200	22,133,677
		75,176,436
TOTAL TELECOMMUNICATION SERVICES		93,333,100
UTILITIES - 0.2%
Gas Utilities - 0.2%
Enn Energy Holdings Ltd.	1,854,000	5,573,062
TOTAL COMMON STOCKS (Cost $1,524,284,829)		2,088,737,295
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.23% (b)	74,532,881	74,532,881
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	11,164,250	11,164,250
TOTAL MONEY MARKET FUNDS (Cost $85,697,131)		85,697,131
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,609,981,960)	2,174,434,426
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(11,909,134)
NET ASSETS - 100%	$ 2,162,525,292
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,745
Fidelity Securities Lending Cash Central Fund	439,269
Total	$ 512,014
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 213,811,457	$ 213,811,457	$ -	$ -
Consumer Staples	112,354,640	104,845,887	7,508,753	-
Energy	157,154,113	18,007,819	139,146,294	-
Financials	892,864,773	820,412,673	72,452,100	-
Health Care	3,811,488	3,811,488	-	-
Industrials	184,495,935	184,495,935	-	-
Information Technology	323,811,471	275,847,216	47,964,255	-
Materials	101,527,256	101,527,256	-	-
Telecommunication Services	93,333,100	-	93,333,100	-
Utilities	5,573,062	5,573,062	-	-
Money Market Funds	85,697,131	85,697,131	-	-
Total Investments in Securities:	$ 2,174,434,426	$ 1,814,029,924	$ 360,404,502	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $98,628,962 of which $63,392,256 and $35,236,706 will expire on Octo-ber 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $10,904,815) - See accompanying schedule: Unaffiliated issuers (cost $1,524,284,829)	$ 2,088,737,295
Fidelity Central Funds (cost $85,697,131)	85,697,131
Total Investments (cost $1,609,981,960)		$ 2,174,434,426
Receivable for investments sold		6,262,368
Receivable for fund shares sold		4,252,327
Dividends receivable		316,915
Distributions receivable from Fidelity Central Funds		32,232
Other receivables		379,542
Total assets		2,185,677,810

Liabilities
Payable for investments purchased	$ 8,676,527
Payable for fund shares redeemed	1,327,650
Accrued management fee	1,262,835
Distribution and service plan fees payable	12,629
Other affiliated payables	465,006
Other payables and accrued expenses	243,621
Collateral on securities loaned, at value	11,164,250
Total liabilities		23,152,518

Net Assets		$ 2,162,525,292
Net Assets consist of:
Paid in capital		$ 1,682,005,306
Undistributed net investment income		25,575,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(109,507,734)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		564,452,416
Net Assets		$ 2,162,525,292

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,047,242 ÷ 507,608 shares)	$ 31.61

Maximum offering price per share (100/94.25 of $31.61)	$ 33.54
Class T: Net Asset Value and redemption price per share ($6,069,809 ÷ 192,817 shares)	$ 31.48

Maximum offering price per share (100/96.50 of $31.48)	$ 32.62
Class B: Net Asset Value and offering price per share ($2,495,982 ÷ 79,921 shares) A	$ 31.23

Class C: Net Asset Value and offering price per share ($5,938,380 ÷ 190,411 shares) A	$ 31.19

China Region: Net Asset Value, offering price and redemption price per share ($2,130,070,228 ÷ 66,960,488 shares)	$ 31.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,903,651 ÷ 59,886 shares)	$ 31.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 51,267,009
Interest		839
Income from Fidelity Central Funds		512,014
Income before foreign taxes withheld		51,779,862
Less foreign taxes withheld		(4,706,256)
Total income		47,073,606

Expenses
Management fee	$ 15,034,894
Transfer agent fees	5,059,284
Distribution and service plan fees	128,222
Accounting and security lending fees	936,699
Custodian fees and expenses	1,216,014
Independent trustees' compensation	12,021
Registration fees	161,631
Audit	68,420
Legal	14,413
Interest	3,369
Miscellaneous	27,343
Total expenses before reductions	22,662,310
Expense reductions	(1,286,872)	21,375,438
Net investment income (loss)		25,698,168
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,323,739
Foreign currency transactions	(268,927)
Capital gain distributions from Fidelity Central Funds	1,892
Total net realized gain (loss)		87,056,704
Change in net unrealized appreciation (depreciation) on: Investment securities	253,069,310
Assets and liabilities in foreign currencies	27
Total change in net unrealized appreciation (depreciation)		253,069,337
Net gain (loss)		340,126,041
Net increase (decrease) in net assets resulting from operations		$ 365,824,209

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,698,168	$ 19,321,348
Net realized gain (loss)	87,056,704	(37,545,495)
Change in net unrealized appreciation (depreciation)	253,069,337	584,945,489
Net increase (decrease) in net assets resulting from operations	365,824,209	566,721,342
Distributions to shareholders from net investment income	(17,788,313)	(7,631,813)
Distributions to shareholders from net realized gain	(5,540,851)	-
Total distributions	(23,329,164)	(7,631,813)
Share transactions - net increase (decrease)	(341,589,636)	858,935,262
Redemption fees	1,093,238	1,318,632
Total increase (decrease) in net assets	1,998,647	1,419,343,423

Net Assets
Beginning of period	2,160,526,645	741,183,222
End of period (including undistributed net investment income of $25,575,304 and undistributed net investment income of $17,665,449, respectively)	$ 2,162,525,292	$ 2,160,526,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.25	.30	.28
Net realized and unrealized gain (loss)	5.15	9.63	(12.91)
Total from investment operations	5.40	9.93	(12.63)
Distributions from net investment income	(.20)	(.16)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.27)	(.16)	-
Redemption fees added to paid in capital E	.01	.03	.02
Net asset value, end of period	$ 31.61	$ 26.47	$ 16.67
Total Return B, C, D	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.31%	1.30% A
Net investment income (loss)	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.18	.23	.26
Net realized and unrealized gain (loss)	5.13	9.64	(12.91)
Total from investment operations	5.31	9.87	(12.65)
Distributions from net investment income	(.18)	(.14)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.24) J	(.14)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.48	$ 26.40	$ 16.65
Total Return B, C, D	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.58%	1.58%	1.53% A
Net investment income (loss)	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.04	.12	.20
Net realized and unrealized gain (loss)	5.09	9.63	(12.89)
Total from investment operations	5.13	9.75	(12.69)
Distributions from net investment income	(.12)	(.10)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.19)	(.10)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.23	$ 26.28	$ 16.61
Total Return B, C, D	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.08%	2.06%	2.02% A
Net investment income (loss)	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.04	.12	.20
Net realized and unrealized gain (loss)	5.09	9.62	(12.89)
Total from investment operations	5.13	9.74	(12.69)
Distributions from net investment income	(.13)	(.12)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.20)	(.12)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.19	$ 26.25	$ 16.61
Total Return B, C, D	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.07%	2.07%	1.98% A
Net investment income (loss)	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 16.69	$ 41.52	$ 22.94	$ 17.74
Income from Investment Operations
Net investment income (loss) B	.34	.33	.39	.46	.42
Net realized and unrealized gain (loss)	5.18	9.68	(20.42)	18.58	4.99
Total from investment operations	5.52	10.01	(20.03)	19.04	5.41
Distributions from net investment income	(.21)	(.17)	(.32)	(.29)	(.22)
Distributions from net realized gain	(.07)	-	(4.53)	(.20)	-
Total distributions	(.27) F	(.17)	(4.85)	(.49)	(.22)
Redemption fees added to paid in capital B	.01	.02	.05	.03	.01
Net asset value, end of period	$ 31.81	$ 26.55	$ 16.69	$ 41.52	$ 22.94
Total Return A	20.97%	60.77%	(53.75)%	84.73%	30.83%
Ratios to Average Net Assets C, E
Expenses before reductions	1.06%	1.12%	1.11%	1.08%	1.14%
Expenses net of fee waivers, if any	1.06%	1.12%	1.11%	1.08%	1.14%
Expenses net of all reductions	1.00%	1.03%	.96%	.92%	1.08%
Net investment income (loss)	1.22%	1.54%	1.45%	1.64%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,130,070	$ 2,138,141	$ 740,289	$ 2,044,527	$ 734,793
Portfolio turnover rate D	57%	88%	133%	173%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.33	.37	.34
Net realized and unrealized gain (loss)	5.18	9.64	(12.94)
Total from investment operations	5.51	10.01	(12.60)
Distributions from net investment income	(.22)	(.18)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.28) I	(.18)	-
Redemption fees added to paid in capital D	.01	.02	.02
Net asset value, end of period	$ 31.79	$ 26.55	$ 16.70
Total Return B, C	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.11%	1.08%	1.05% A
Expenses net of all reductions	1.04%	1.00%	.91% A
Net investment income (loss)	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 570,685,518
Gross unrealized depreciation	(18,690,935)
Net unrealized appreciation (depreciation)	$ 551,994,583

Tax Cost	$ 1,622,439,843

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,154,415
Capital loss carryforward	$ (98,628,962)
Net unrealized appreciation (depreciation)	$ 551,994,533

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 23,329,164	$ 7,631,813

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,178,264,344 and $1,564,472,776, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 34,107	$ 571
Class T	.25%	.25%	23,236	-
Class B	.75%	.25%	22,523	16,917
Class C	.75%	.25%	48,356	25,041
			$ 128,222	$ 42,529

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,257
Class T	4,876
Class B*	4,727
Class C*	1,934
$ 37,794

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,906.30
Class T	14,660.31
Class B	7,069.31
Class C	15,003.31
China Region	4,977,237.24
Institutional Class	4,409.28
	$ 5,059,284

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $286 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,377,773.45%		$ 3,369

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,385 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Market (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $439,269. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,286,872 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 99,129	$ 4,014
Class T	24,223	973
Class B	9,817	969
Class C	22,748	1,793
China Region	17,620,183	7,623,415
Institutional Class	12,213	649
Total	$ 17,788,313	$ 7,631,813
From net realized gain
Class A	$ 32,057	$ -
Class T	8,895	-
Class B	5,146	-
Class C	11,118	-
China Region	5,479,960	-
Institutional Class	3,675	-
Total	$ 5,540,851	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	342,123	476,918	$ 9,544,171	$ 10,951,377
Reinvestment of distributions	4,199	220	118,611	3,532
Shares redeemed	(286,153)	(50,111)	(7,654,399)	(1,196,308)
Net increase (decrease)	60,169	427,027	$ 2,008,383	$ 9,758,601
Class T
Shares sold	132,233	124,214	$ 3,681,750	$ 2,764,790
Reinvestment of distributions	1,158	61	32,661	973
Shares redeemed	(59,475)	(11,807)	(1,609,136)	(289,925)
Net increase (decrease)	73,916	112,468	$ 2,105,275	$ 2,475,838
Class B
Shares sold	41,380	76,310	$ 1,126,249	$ 1,715,391
Reinvestment of distributions	486	60	13,648	969
Shares redeemed	(34,810)	(12,815)	(913,219)	(303,220)
Net increase (decrease)	7,056	63,555	$ 226,678	$ 1,413,140
Class C
Shares sold	121,441	162,651	$ 3,346,120	$ 3,650,852
Reinvestment of distributions	1,162	112	32,596	1,793
Shares redeemed	(77,220)	(31,751)	(2,041,365)	(779,443)
Net increase (decrease)	45,383	131,012	$ 1,337,351	$ 2,873,202
China Region
Shares sold	29,402,822	54,595,118	$ 826,039,335	$ 1,249,255,109
Reinvestment of distributions	782,007	454,390	22,169,887	7,297,501
Shares redeemed	(43,745,336)	(18,885,174)	(1,195,393,614)	(415,361,909)
Net increase (decrease)	(13,560,507)	36,164,334	$ (347,184,392)	$ 841,190,701
Institutional Class
Shares sold	53,076	72,363	$ 1,486,647	$ 1,546,935
Reinvestment of distributions	500	40	14,160	649
Shares redeemed	(57,102)	(12,559)	(1,583,738)	(323,804)
Net increase (decrease)	(3,526)	59,844	$ (82,931)	$ 1,223,780

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Asia Fund	27.93%	14.36%	12.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Asia Fund on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Far East ex Japan Index performed over the same period.

Annual Report

Fidelity Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Colin Chickles, Portfolio Manager of Fidelity® Emerging Asia Fund: During the year, the fund returned 27.93%, versus 22.00% for the MSCI AC (All Country) Far East ex Japan Index. Positioning in financials and consumer discretionary helped drive the fund's outperformance. Geographically, my picks in China, Taiwan and Hong Kong stood out as positives. Thai coal miner Banpu benefited from robust demand for coal from China. Other contributors included CJ, a South Korean consumer products conglomerate, Korean automaker Kia Motors and Thai bank Thanachart Capital, the last of which I sold to lock in profits. Not owning index component KB Financial, Korea's largest bank, and timely ownership of Taiwan's MediaTek, a semiconductor company, also helped. Conversely, positioning in utilities modestly detracted, as did weak results from the fund's small stake in the United Kingdom - mostly accounted for by global bank HSBC Holdings, which originated in the Far East but now is based in London. Underweighting Korea's LG Chemical and not owning casino operator and benchmark constituent Genting Singapore also hurt, given their outperformance. In the case of Korea's Hyundai Engineering & Construction and shipbuilder Hyundai Heavy Industries, my timing was unrewarding, and I sold both stocks. Some stocks I've mentioned were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Asia Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Actual	.79%	$ 1,000.00	$ 1,131.90	$ 4.25
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.22	$ 4.02

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Asia Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Korea (South)	21.9%
China	16.3%
Hong Kong	16.2%
Taiwan	16.0%
Singapore	6.3%
Thailand	5.4%
Cayman Islands	4.4%
India	3.0%
Malaysia	3.0%
Other	7.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Korea (South)	23.3%
China	16.3%
Taiwan	15.8%
Hong Kong	15.2%
Singapore	8.7%
Thailand	4.2%
Cayman Islands	3.9%
Malaysia	3.2%
Indonesia	2.9%
Other	6.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.4	99.1
Short-Term Investments and Net Other Assets	0.6	0.9
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.3	4.3
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.4	3.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.9	1.3
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	2.8	2.3
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	2.2	2.1
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.5	2.4
Formosa Plastics Corp. (Taiwan, Chemicals)	1.5	1.1
Keppel Corp. Ltd. (Singapore, Industrial Conglomerates)	1.4	1.1
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	1.4	0.0
China Petroleum & Chemical Corp. (H Shares) (China, Oil, Gas & Consumable Fuels)	1.4	0.0
	22.8
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.3	30.6
Information Technology	16.7	22.2
Industrials	10.8	10.4
Consumer Discretionary	9.3	7.3
Materials	8.8	8.0
Energy	7.0	6.8
Telecommunication Services	6.8	6.6
Consumer Staples	3.8	3.6
Utilities	3.6	2.8
Health Care	0.3	0.8

Annual Report

Fidelity Emerging Asia Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Bermuda - 2.2%
Beijing Enterprises Water Group Ltd. (a)	6,106,000	$ 2,134,786
China Green (Holdings) Ltd.	2,424,000	2,486,154
China Yurun Food Group Ltd.	2,690,000	10,463,280
Huabao International Holdings Ltd.	3,970,000	5,982,209
Jardine Matheson Holdings Ltd.	180,800	8,136,000
Jinhui Shipping & Transportation Ltd. (a)(d)	364,500	1,449,465
Noble Group Ltd.	4,641,818	6,670,618
TOTAL BERMUDA		37,322,512
British Virgin Islands - 0.1%
ReneSola Ltd. sponsored ADR (a)(d)	214,900	2,572,353
Canada - 0.3%
Niko Resources Ltd.	48,800	4,655,594
Cayman Islands - 4.4%
Ausnutria Dairy Hunan Co. Ltd. (H Shares)	1,121,000	516,300
Belle International Holdings Ltd.	6,053,000	10,932,688
Central China Real Estate Ltd.	17,436,000	3,959,021
Chaoda Modern Agriculture (Holdings) Ltd.	9,662,000	7,877,935
China Digital TV Holding Co. Ltd. ADR (a)	187,600	1,234,408
China Infrastructure Machinery Holdings Ltd.	2,456,000	1,318,105
China Lilang Ltd.	3,326,000	5,200,596
Country Garden Holdings Co. Ltd.	11,748,000	4,152,817
Enn Energy Holdings Ltd.	1,510,000	4,539,010
International Taifeng Holdings Ltd.	2,022,000	1,168,658
JA Solar Holdings Co. Ltd. ADR (a)	969,090	8,091,902
Kingboard Chemical Holdings Ltd.	2,151,500	10,464,319
Maoye International Holdings Ltd.	3,653,000	1,574,071
Mecox Lane Ltd. ADR	5,500	89,815
Peak Sport Products Co. Ltd.	1,737,000	1,384,894
Shenguan Holdings Group Ltd.	2,600,000	3,387,841
Shui On Land Ltd.	12,176,000	6,110,581
SouFun Holdings Ltd. ADR (d)	2,600	191,100
TPK Holdings Co.	4,000	66,002
Trina Solar Ltd. ADR (a)	87,100	2,330,796
Youyuan International Holdings Ltd.	2,262,000	1,012,629
TOTAL CAYMAN ISLANDS		75,603,488
China - 16.3%
Air China Ltd. (H Shares) (a)	7,192,000	9,668,201
Bank of China Ltd. (H Shares)	22,009,000	13,174,876
Bank of Communications Co. Ltd. (H Shares)	9,975,000	10,899,952
China Communications Construction Co. Ltd. (H Shares)	6,436,000	6,152,654
China Communications Services Corp. Ltd. (H Shares)	4,300,000	2,507,467
China Construction Bank Corp. (H Shares)	51,176,000	48,790,923
China Life Insurance Co. Ltd. (H Shares)	4,333,000	19,049,109

	Shares	Value
China Merchants Bank Co. Ltd. (H Shares)	5,415,000	$ 15,369,134
China Metal Recycling (Holdings) Ltd.	2,475,000	2,755,588
China Minsheng Banking Corp. Ltd. (H Shares)	9,656,000	8,981,746
China Petroleum & Chemical Corp. (H Shares)	25,060,000	23,843,670
China Railway Group Ltd.	6,442,000	5,194,324
China Southern Airlines Ltd. (H Shares) (a)	2,338,000	1,589,584
Dalian Port (PDA) Co. Ltd. (H Shares)	2,740,000	1,184,196
Digital China Holdings Ltd. (H Shares)	4,245,000	7,667,150
Dongfeng Motor Group Co. Ltd. (H Shares)	5,580,000	12,094,049
Great Wall Motor Co. Ltd. (H Shares)	1,180,000	3,706,886
Harbin Power Equipment Co. Ltd. (H Shares)	3,898,000	5,250,136
Huadian Power International Corp. Ltd. (H shares) (d)	21,832,000	5,013,509
Huaneng Power International, Inc. (H Shares)	18,040,000	10,319,877
Industrial & Commercial Bank of China Ltd. (H Shares)	20,848,000	16,783,296
PICC Property & Casualty Co. Ltd. (H Shares) (a)	6,476,000	9,557,870
Ping An Insurance Group Co. China Ltd. (H Shares)	2,190,500	23,582,935
Sina Corp. (a)	9,300	523,590
Sinotrans Ltd. (H Shares)	18,135,000	4,889,811
Tencent Holdings Ltd.	189,600	4,341,751
Weichai Power Co. Ltd. (H Shares)	395,000	5,187,679
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares) (a)	286,600	741,342
Zhongpin, Inc. (a)(d)	87,500	1,769,250
TOTAL CHINA		280,590,555
Hong Kong - 16.2%
Cathay Pacific Airways Ltd.	5,111,000	13,748,021
Cheung Kong Holdings Ltd.	1,554,000	23,657,088
China Everbright Ltd.	1,448,000	3,764,193
China Mobile (Hong Kong) Ltd.	5,772,800	58,953,647
China Resources Power Holdings Co. Ltd.	4,867,116	9,368,472
Citic Pacific Ltd.	3,253,000	8,666,273
CLP Holdings Ltd.	2,709,500	22,022,061
CNOOC Ltd.	17,698,000	36,948,436
First Pacific Co. Ltd.	1,810,000	1,674,272
Galaxy Entertainment Group Ltd. (a)	1,596,000	1,503,087
Hang Lung Group Ltd.	1,758,000	11,668,970
Hang Seng Bank Ltd.	1,173,400	17,166,723
Henderson Land Development Co. Ltd.	7,068	50,198
Hongkong Land Holdings Ltd.	2,016,000	13,910,400
Hysan Development Co. Ltd.	2,819,000	10,892,314
I.T Ltd.	2,552,000	2,153,211
PCCW Ltd.	21,688,000	8,282,081
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Swire Pacific Ltd. (A Shares)	878,500	$ 12,467,021
Wharf Holdings Ltd.	3,297,000	21,650,353
TOTAL HONG KONG		278,546,821
India - 3.0%
Apollo Tyres Ltd.	724,839	1,170,045
Bank of Baroda	163,411	3,877,158
Bank of India	127,620	1,400,869
Cadila Healthcare Ltd.	166,199	2,618,126
Canara Bank	129,405	2,106,389
Ess Dee Aluminium Ltd.	183,198	1,961,758
Hindalco Industries Ltd.	264,622	1,256,693
ICSA (India) Ltd.	286,636	838,406
IFCI Ltd.	1,483,790	2,314,813
Indian Oil Corp. Ltd.	588,420	5,549,667
Indian Overseas Bank	398,875	1,438,020
Mahindra & Mahindra Ltd.	190,568	3,154,422
Oriental Bank of Commerce	138,343	1,557,120
Patni Computer Systems Ltd.	627,299	6,554,101
Rural Electrification Corp. Ltd.	1,044,158	8,731,352
State Bank of India	43,819	3,114,634
Tata Consultancy Services Ltd.	10,296	244,572
Tulip Telecom Ltd.	287,815	1,158,727
Union Bank of India	221,395	1,900,689
Voltas Ltd.	195,405	1,080,954
TOTAL INDIA		52,028,515
Indonesia - 2.8%
PT Astra International Tbk	2,062,500	13,153,833
PT Bank Negara Indonesia (Persero) Tbk	15,293,000	6,673,302
PT Bank Rakyat Indonesia Tbk	13,057,000	16,654,506
PT BISI International Tbk (a)	14,906,500	3,919,467
PT Indofood Sukses Makmur Tbk	7,933,500	4,615,850
PT XL Axiata Tbk (a)	4,462,500	2,870,976
TOTAL INDONESIA		47,887,934
Korea (South) - 21.9%
Asiana Airlines, Inc. (a)	189,720	1,543,742
Busan Bank	842,710	10,491,719
Cheil Worldwide, Inc.	415,210	4,523,185
CJ CheilJedang Corp.	34,160	6,576,824
CJ Corp.	134,610	9,492,727
CJ Home Shopping (a)	16,807	3,793,345
Daegu Bank Co. Ltd.	460,360	6,038,514
Daelim Industrial Co.	57,815	4,709,518
Dongbu Insurance Co. Ltd.	107,600	3,798,772
Doosan Co. Ltd.	39,652	5,342,176
Doosan Construction & Engineering Co. Ltd.	525,840	3,460,396
Duksan Hi-Metal Co. Ltd. (a)	328,536	6,807,370
GS Holdings Corp.	354,040	18,575,684
Halla Climate Control Co.	205,780	3,824,634
Hanmi Holdings Co. Ltd.	17,489	578,560

	Shares	Value
Hanwha Chemical Corp.	177,250	$ 4,815,462
Hanwha Corp.	172,520	6,512,648
Honam Petrochemical Corp.	40,696	8,975,195
Hyosung Corp.	29,582	3,288,350
Hyundai Department Store Co. Ltd.	24,010	2,658,288
Hyundai Mipo Dockyard Co. Ltd.	25,128	4,201,035
Hyundai Mobis	83,331	20,749,379
Hyundai Motor Co.	157,283	23,777,773
Hyundai Steel Co.	96,665	9,369,928
Industrial Bank of Korea	894,370	12,844,885
Kia Motors Corp.	323,860	12,931,358
Korea Zinc Co. Ltd.	25,584	6,450,034
Kyeryong Construction Industrial Co. Ltd.	60,160	1,013,812
LG Chemical Ltd.	58,866	18,164,961
LG Corp.	159,666	11,430,068
LIG Non-Life Insurance Co. Ltd.	242,390	5,011,620
Lotte Shopping Co. Ltd.	27,018	11,064,284
Meritz Fire & Marine Insurance Co. Ltd.	153,960	1,056,977
POSCO	57,442	23,723,733
Samsung Electronics Co. Ltd.	111,201	73,672,509
SK Telecom Co. Ltd.	159,879	24,350,698
TOTAL KOREA (SOUTH)		375,620,163
Malaysia - 3.0%
AMMB Holdings Bhd	3,670,500	7,456,625
Axiata Group Bhd (a)	6,682,100	9,644,047
Genting Malaysia Bhd	6,954,400	7,823,979
Glomac Bhd	1,615,900	831,064
Malayan Banking Bhd	5,261,100	15,220,154
Public Bank Bhd (For. Reg.)	2,664,900	10,930,287
TOTAL MALAYSIA		51,906,156
Mauritius - 0.5%
Golden Agri-Resources Ltd.	16,686,000	8,379,742
Philippines - 0.2%
Megaworld Corp.	27,730,000	1,654,751
Universal Robina Corp.	1,787,000	1,809,910
TOTAL PHILIPPINES		3,464,661
Singapore - 6.3%
CapitaLand Ltd.	3,090,000	9,286,950
Ezra Holdings Ltd.	1,584,800	2,142,780
Keppel Corp. Ltd.	3,169,000	24,435,309
Keppel Land Ltd.	2,206,000	7,550,475
MobileOne Ltd.	2,540,000	4,356,641
Oversea-Chinese Banking Corp. Ltd.	2,367,488	16,480,775
Raffles Medical Group Ltd.	1,622,000	2,731,948
SembCorp Industries Ltd.	3,904,000	13,814,664
SembCorp Marine Ltd.	2,620,000	9,311,597
Singapore Exchange Ltd.	1,398,000	9,505,061
United Overseas Bank Ltd.	15,745	226,753
Common Stocks - continued
	Shares	Value
Singapore - continued
Yangzijiang Shipbuilding Holdings Ltd.	2,634,000	$ 3,805,594
Yanlord Land Group Ltd.	3,379,000	4,490,365
TOTAL SINGAPORE		108,138,912
Taiwan - 16.0%
Cando Corp. (a)	1,153,956	899,260
China Airlines Ltd. (a)	4,700,000	3,662,637
Chroma ATE, Inc.	3,398,125	8,749,298
Compal Electronics, Inc.	10,728,453	13,671,285
Delta Electronics, Inc.	3,261,000	13,478,729
Far East Department Stores Co. Ltd.	4,020,800	4,992,335
Farglory Land Development Co. Ltd.	1,951,000	4,844,829
Formosa Chemicals & Fibre Corp.	6,046,000	17,344,839
Formosa Plastics Corp.	8,963,000	25,713,165
Fubon Financial Holding Co. Ltd.	16,555,034	20,284,718
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,791,000	25,739,455
HTC Corp.	697,250	15,742,518
Huaku Development Co. Ltd.	993,269	2,755,384
Hung Poo Real Estate Development Co. Ltd.	3,967,447	5,904,826
Insyde Software Corp.	616,928	1,931,113
King Slide Works Co. Ltd.	323,400	1,495,216
Macronix International Co. Ltd.	14,850,000	9,146,300
Powertech Technology, Inc.	2,114,000	6,976,442
Taishin Financial Holdings Co. Ltd.	36,698,820	16,068,100
Taiwan Cement Corp.	3,886,000	4,139,311
Taiwan Semiconductor Manufacturing Co. Ltd.	23,878,192	49,151,389
Tripod Technology Corp.	1,878,000	7,210,096
U-Ming Marine Transport Corp.	2,260,000	4,652,181
Wistron Corp.	4,858,000	9,984,258
TOTAL TAIWAN		274,537,684
Thailand - 5.4%
Advanced Info Service PCL (For. Reg.)	999,700	3,005,110
Asian Property Development PCL (For. Reg.)	5,593,800	1,233,102
Bangkok Bank Public Co. Ltd.:
(For. Reg.)	842,700	4,348,602
NVDR	1,774,900	8,833,003
Banpu PCL:
unit	655,900	16,956,132
(For. Reg.)	75,400	1,949,218
BEC World PCL (For. Reg.)	4,536,300	5,037,808
C.P. Seven Eleven PCL	4,716,800	7,010,608

	Shares	Value
Charoen Pokphand Foods PCL (For. Reg.)	7,048,500	$ 5,485,306
Electricity Generating PCL unit	2,524,200	8,093,627
LPN Development PCL unit	3,002,900	1,163,448
National Finance PCL (For. Reg.)	4,943,200	6,521,590
Preuksa Real Estate PCL (For. Reg.)	4,485,300	3,235,888
PTT Aromatics & Refining PLC unit	8,537,100	8,482,923
Quality Houses PCL	24,855,700	1,926,026
Siam Cement PCL (For. Reg.)	788,200	8,661,249
TOTAL THAILAND		91,943,640
United Kingdom - 0.7%
HSBC Holdings PLC (Hong Kong)	1,237,603	12,900,071
United States of America - 0.1%
China Natural Gas, Inc. (a)(d)	84,700	522,599
Cognizant Technology Solutions Corp. Class A (a)	12,800	834,432
TOTAL UNITED STATES OF AMERICA		1,357,031
TOTAL COMMON STOCKS (Cost $1,430,994,189)		1,707,455,832
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.23% (b)	5,800,839	5,800,839
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	5,224,925	5,224,925
TOTAL MONEY MARKET FUNDS (Cost $11,025,764)		11,025,764
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,442,019,953)		1,718,481,596
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(919,305)
NET ASSETS - 100%		$ 1,717,562,291
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,242
Fidelity Securities Lending Cash Central Fund	148,486
Total	$ 172,728
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 375,620,163	$ 327,545,732	$ 48,074,431	$ -
China	280,590,555	227,377,899	53,212,656	-
Hong Kong	278,546,821	182,644,738	95,902,083	-
Taiwan	274,537,684	225,386,295	49,151,389	-
Singapore	108,138,912	108,138,912	-	-
Thailand	91,943,640	91,943,640	-	-
Cayman Islands	75,603,488	75,603,488	-	-
India	52,028,515	38,526,522	13,501,993	-
Malaysia	51,906,156	51,906,156	-	-
Other	118,539,898	105,639,827	12,900,071	-
Money Market Funds	11,025,764	11,025,764	-	-
Total Investments in Securities:	$ 1,718,481,596	$ 1,445,738,973	$ 272,742,623	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,846,452
Total Realized Gain (Loss)	1,124,820
Total Unrealized Gain (Loss)	(152,981)
Cost of Purchases	-
Proceeds of Sales	(2,818,291)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities, identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $409,207,336 all of which will expire on October 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $4,957,866) - See accompanying schedule: Unaffiliated issuers (cost $1,430,994,189)	$ 1,707,455,832
Fidelity Central Funds (cost $11,025,764)	11,025,764
Total Investments (cost $1,442,019,953)		$ 1,718,481,596
Foreign currency held at value (cost $316,512)		316,781
Receivable for investments sold		9,746,114
Receivable for fund shares sold		1,729,274
Dividends receivable		951,025
Distributions receivable from Fidelity Central Funds		30,314
Other receivables		187,514
Total assets		1,731,442,618

Liabilities
Payable for investments purchased	$ 5,423,866
Payable for fund shares redeemed	1,209,502
Accrued management fee	621,575
Other affiliated payables	391,273
Other payables and accrued expenses	1,009,186
Collateral on securities loaned, at value	5,224,925
Total liabilities		13,880,327

Net Assets		$ 1,717,562,291
Net Assets consist of:
Paid in capital		$ 1,827,628,176
Undistributed net investment income		24,288,225
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(410,275,928)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		275,921,818
Net Assets, for 57,837,820 shares outstanding		$ 1,717,562,291
Net Asset Value, offering price and redemption price per share ($1,717,562,291 / 57,837,820 shares)		$ 29.70

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 42,450,577
Interest		215
Income from Fidelity Central Funds		172,728
Income before foreign taxes withheld		42,623,520
Less foreign taxes withheld		(4,802,324)
Total income		37,821,196

Expenses
Management fee Basic fee	$ 11,972,661
Performance adjustment	(5,350,363)
Transfer agent fees	4,346,435
Accounting and security lending fees	753,755
Custodian fees and expenses	983,220
Independent trustees' compensation	9,733
Registration fees	39,301
Audit	73,953
Legal	8,868
Interest	8,975
Miscellaneous	344,501
Total expenses before reductions	13,191,039
Expense reductions	(734,472)	12,456,567
Net investment income (loss)		25,364,629
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $397,206)	144,249,497
Foreign currency transactions	(736,686)
Total net realized gain (loss)		143,512,811
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $490,151)	237,416,441
Assets and liabilities in foreign currencies	(32,428)
Total change in net unrealized appreciation (depreciation)		237,384,013
Net gain (loss)		380,896,824
Net increase (decrease) in net assets resulting from operations		$ 406,261,453

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,364,629	$ 45,857,260
Net realized gain (loss)	143,512,811	(445,100,148)
Change in net unrealized appreciation (depreciation)	237,384,013	826,965,729
Net increase (decrease) in net assets resulting from operations	406,261,453	427,722,841
Distributions to shareholders from net investment income	(30,524,290)	(16,525,195)
Distributions to shareholders from net realized gain	(28,589,443)	-
Total distributions	(59,113,733)	(16,525,195)
Share transactions - net increase (decrease)	(368,409,021)	(278,686,790)
Redemption fees	282,689	397,870
Total increase (decrease) in net assets	(20,978,612)	132,908,726

Net Assets
Beginning of period	1,738,540,903	1,605,632,177
End of period (including undistributed net investment income of $24,288,225 and undistributed net investment income of $29,331,095, respectively)	$ 1,717,562,291	$ 1,738,540,903

Financial Highlights

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.98	$ 18.50	$ 49.39	$ 25.59	$ 18.70
Income from Investment Operations
Net investment income (loss) B	.39	.58 E	.44	.33	.33
Net realized and unrealized gain (loss)	6.16	5.09	(28.21)	24.95	7.23
Total from investment operations	6.55	5.67	(27.77)	25.28	7.56
Distributions from net investment income	(.43)	(.20)	(.28)	(.23)	(.26)
Distributions from net realized gain	(.40)	-	(2.89)	(1.29)	(.43)
Total distributions	(.83)	(.20)	(3.17)	(1.52)	(.69)
Redemption fees added to paid in capital B	- G	.01	.05	.04	.02
Net asset value, end of period	$ 29.70	$ 23.98	$ 18.50	$ 49.39	$ 25.59
Total Return A	27.93%	31.08%	(59.64)%	104.22%	41.50%
Ratios to Average Net Assets C,F
Expenses before reductions	.78%	1.14%	1.18%	1.08%	1.21%
Expenses net of fee waivers, if any	.78%	1.14%	1.18%	1.08%	1.21%
Expenses net of all reductions	.74%	.99%	1.04%	.98%	1.04%
Net investment income (loss)	1.50%	2.86% E	1.34%	.96%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,717,562	$ 1,736,852	$ 1,605,632	$ 6,293,936	$ 1,592,948
Portfolio turnover rate D	105%	220%	147%	72%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Emerging Asia Fund (the Fund) (formerly Fidelity Southeast Asia Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In July 2010, the Board of Trustees approved a change in the name of Fidelity Southeast Asia Fund to Fidelity Emerging Asia Fund effective December 1, 2010. The Fund offered Class F shares during the period June 26, 2009 through June 11, 2010, and all outstanding shares were redeemed by period end. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining. value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distribution from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, deferred trustee compensation, capital loss carry forward and losses deferred due to wash sale.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 285,054,005
Gross unrealized depreciation	(15,705,483)
Net unrealized appreciation (depreciation)	$ 269,348,522

Tax Cost	$ 1,449,133,074

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,333,127
Capital loss carryforward	$ (409,207,336)
Net unrealized appreciation (depreciation)	$ 269,298,848

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 59,113,733	$ 16,525,195

Short-Term Trading (Redemption) Fees.

Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,735,474,010 and $2,127,549,617, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $249 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 17,107,119.45%		$ 8,975

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,700 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $148,486. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $734,472 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010 A	2009
From net investment income
Emerging Asia	$ 30,460,836	$ 16,525,195
Class F	63,454	-
Total	$ 30,524,290	$ 16,525,195
From net realized gain
Emerging Asia	$ 28,534,741	$ -
Class F	54,702	-
Total	$ 28,589,443	$ -

A All Class F shares were redeemed on June 11, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010 A	2009 B	2010 A	2009 B
Emerging Asia
Shares sold	9,549,252	13,882,017	$ 251,925,297	$ 285,662,683
Reinvestment of distributions	2,258,330	910,020	56,751,824	15,822,870
Shares redeemed	(26,400,169)	(29,172,062)	(675,382,094)	(581,908,544)
Net increase (decrease)	(14,592,587)	(14,380,025)	$ (366,704,973)	$ (280,422,991)
Class F
Shares sold	608,072	71,921	$ 15,362,404	$ 1,774,629
Reinvestment of distributions	4,704	-	118,156	-
Shares redeemed	(683,167)	(1,530)	(17,184,608)	(38,428)
Net increase (decrease)	(70,391)	70,391	$ (1,704,048)	$ 1,736,201

A All Class F shares were redeemed on June 11, 2010.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	25.76%	12.50%	12.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund: During the past year, the fund's Retail Class shares gained 25.76%, topping the 23.89% gain of the MSCI Emerging Markets Index. Relative performance was aided by stock selection and an overweighting in consumer discretionary. Solid picks in information technology, energy and materials also bolstered our results, as did underweighting financials. From a country standpoint, security selection in Russia, China, India and South Korea aided performance, along with an overweighting and rewarding stock picking in Indonesia. Two Chinese stocks topped our list of relative contributors: an out-of-benchmark stake in Internet search/advertising Baidu and not owning weak-performing index component China Life Insurance. Indonesian tobacco producer/distributor Gudang Garam also bolstered results. On the negative side, a small cash position dampened the fund's gain in a rising market. Weak stock selection and an underweighting in industrials also hurt, as did lackluster picks in utilities and telecommunication services. Geographically, our selections in Brazil were weak, and underweighting Chile also hurt. Hungarian holding OTP Bank suffered from that nation's decision to impose a bank tax, and I liquidated the position. Russian oil producer Rosneft also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Emerging Markets	1.13%
Actual		$ 1,000.00	$ 1,105.80	$ 6.00
Hypothetical A		$ 1,000.00	$ 1,019.51	$ 5.75
Class K	.90%
Actual		$ 1,000.00	$ 1,107.10	$ 4.78
Hypothetical A		$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Brazil	13.6%
Korea (South)	11.6%
India	8.7%
Russia	7.9%
China	7.8%
Taiwan	7.0%
South Africa	6.4%
Indonesia	6.0%
Hong Kong	4.0%
Other	27.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Brazil	14.0%
Korea (South)	12.0%
Russia	8.5%
China	7.9%
South Africa	7.5%
Taiwan	6.8%
India	6.7%
Indonesia	4.4%
Hong Kong	4.0%
Other	28.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.2
Short-Term Investments and Net Other Assets	1.8	2.8
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.1	1.3
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	2.0	2.9
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.0	3.5
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.9	2.5
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	1.8	1.3
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	1.8	1.5
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.8	1.6
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	1.5	1.3
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.4	1.2
	17.7
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	22.0
Materials	16.0	16.3
Energy	13.3	13.1
Consumer Discretionary	10.7	8.3
Information Technology	9.4	14.6
Industrials	7.2	5.5
Telecommunication Services	6.9	7.5
Consumer Staples	5.0	4.5
Utilities	2.0	2.8
Health Care	1.7	2.6

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Argentina - 0.4%
Banco Macro SA sponsored ADR	363,700	$ 18,130,445
Austria - 0.2%
Erste Bank AG	218,600	9,864,265
Bahamas (Nassau) - 0.2%
Petrominerales Ltd.	290,000	7,429,846
Bailiwick of Jersey - 0.7%
Heritage Oil PLC	1,647,993	9,095,944
Randgold Resources Ltd. sponsored ADR	199,700	18,755,824
West China Cement Ltd. (a)	14,412,000	5,577,939
TOTAL BAILIWICK OF JERSEY		33,429,707
Bermuda - 2.4%
Aquarius Platinum Ltd.:
(Australia)	3,233,117	18,592,187
(United Kingdom)	1,080,422	6,236,786
China Yurun Food Group Ltd.	5,091,000	19,802,438
CNPC (Hong Kong) Ltd.	15,122,000	19,235,984
Credicorp Ltd. (NY Shares)	91,200	11,480,256
Jinhui Shipping & Transportation Ltd. (a)	476,400	1,894,445
Orient Overseas International Ltd.	2,771,000	24,291,495
Sinofert Holdings Ltd. (a)	14,732,000	7,792,446
Texwinca Holdings Ltd.	7,198,000	7,856,163
TOTAL BERMUDA		117,182,200
Brazil - 13.6%
AES Tiete SA (PN) (non-vtg.)	659,800	9,094,939
Banco Bradesco SA (PN) sponsored ADR (d)	4,218,750	87,750,000
Banco do Brasil SA	1,781,300	34,658,494
Banco do Estado do Rio Grande do Sul SA	484,900	5,327,287
Brascan Residential Properties SA	806,600	4,390,498
Brasil Insurance Participacoes e Administracao SA (a)	6,400	5,078,768
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	238,200	33,166,968
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (d)	9,515	169,748
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (d)	2,292,396	38,695,644
Confab Industrial SA (PN) (non-vtg.)	791,900	2,862,794
Drogasil SA	317,000	8,018,170
Eletropaulo Metropolitana SA (PN-B)	360,900	6,300,688
Estacio Participacoes SA	351,400	5,248,692
Even Construtora e Incorporadora SA	598,400	3,404,957
Fleury SA	391,400	5,061,604
Gafisa SA sponsored ADR (d)	1,600,670	26,875,249
Light SA	657,200	8,274,879
Localiza Rent A Car SA	1,152,700	19,073,892
Lojas Renner SA	650,800	25,707,595
Natura Cosmeticos SA	718,900	20,579,844
OGX Petroleo e Gas Participacoes SA (a)	3,841,800	50,404,994

	Shares	Value
OSX Brasil SA	14,300	$ 4,597,990
PDG Realty SA Empreendimentos e Participacoes	1,985,200	24,820,835
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	435,500	14,859,260
(PN) (non-vtg.)	2,069,000	31,438,778
(PN) sponsored ADR (non-vtg.) (d)	2,159,621	67,358,579
TIM Participacoes SA sponsored ADR (non-vtg.)	543,200	17,523,632
Vale SA (PN-A) sponsored ADR	3,341,298	95,995,492
Weg SA	432,500	5,585,484
TOTAL BRAZIL		662,325,754
Canada - 1.8%
Eldorado Gold Corp.	1,211,911	20,521,329
First Quantum Minerals Ltd.	307,000	26,883,194
Niko Resources Ltd.	113,600	10,837,612
Pacific Rubiales Energy Corp. (a)	175,400	5,590,993
Sherritt International Corp.	801,200	6,229,548
Uranium One, Inc. (a)	3,812,200	15,586,699
TOTAL CANADA		85,649,375
Cayman Islands - 3.0%
3SBio, Inc. sponsored ADR (a)	475,177	7,151,414
Alibaba.com Ltd. (a)	2,150,000	4,199,452
China Shanshui Cement Group Ltd.	21,243,000	15,128,058
Daphne International Holdings Ltd.	13,592,000	15,185,515
Eurasia Drilling Co. Ltd.:
GDR (e)	118,300	3,016,650
GDR (Reg. S)	961,600	24,520,800
Evergreen International Holdings Ltd. (a)	260,000	154,298
Geely Automobile Holdings Ltd. (d)	26,870,000	15,148,770
Global Education & Technology Group Ltd. ADR (a)	18,900	187,677
Hidili Industry International Development Ltd.	14,040,000	14,961,509
International Mining Machinery Holdings Ltd.	10,358,500	9,020,464
Kingboard Chemical Holdings Ltd.	4,456,000	21,672,788
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	285,000	163,251
Microport Scientific Corp.	180,000	183,454
Shenguan Holdings Group Ltd.	4,400,000	5,733,269
Trina Solar Ltd. ADR (a)(d)	320,200	8,568,552
TOTAL CAYMAN ISLANDS		144,995,921
China - 7.8%
Anhui Expressway Co. Ltd. (H Shares)	6,682,000	5,086,122
Baidu.com, Inc. sponsored ADR (a)	197,022	21,674,390
China Communications Services Corp. Ltd. (H Shares)	14,080,000	8,210,495
China Construction Bank Corp. (H Shares)	60,060,000	57,260,881
China Merchants Bank Co. Ltd. (H Shares)	14,225,805	40,376,418
Common Stocks - continued
	Shares	Value
China - continued
China Minsheng Banking Corp. Ltd. (H Shares)	12,528,000	$ 11,653,202
China Suntien Green Energy Corp. Ltd. (H Shares)	928,000	312,476
Digital China Holdings Ltd. (H Shares)	4,110,000	7,423,319
Golden Eagle Retail Group Ltd. (H Shares)	7,900,000	20,995,323
Harbin Power Equipment Co. Ltd. (H Shares)	11,592,000	15,613,028
Industrial & Commercial Bank of China Ltd. (H Shares)	106,013,000	85,343,799
Minth Group Ltd.	10,024,000	18,751,556
Ping An Insurance Group Co. China Ltd. (H Shares)	4,712,500	50,734,801
Weichai Power Co. Ltd. (H Shares)	778,000	10,217,758
Yantai Changyu Pioneer Wine Co. (B Shares)	1,957,146	25,224,175
Zhaojin Mining Industry Co. Ltd. (H Shares)	792,500	2,464,022
TOTAL CHINA		381,341,765
Colombia - 0.6%
Ecopetrol SA ADR (d)	573,525	27,380,084
Czech Republic - 1.2%
Ceske Energeticke Zavody AS	568,800	25,201,424
Komercni Banka AS	137,400	31,176,095
TOTAL CZECH REPUBLIC		56,377,519
Egypt - 0.8%
Commercial International Bank Ltd. sponsored GDR	5,117,374	39,147,911
Georgia - 0.2%
Bank of Georgia unit (a)	448,188	7,390,620
Hong Kong - 4.0%
China Mobile (Hong Kong) Ltd.	7,269,900	74,242,502
Chow Sang Sang Holdings International Ltd.	1,852,000	4,874,156
CNOOC Ltd.	30,682,000	64,055,369
CNOOC Ltd. sponsored ADR (d)	110,600	23,106,552
I.T Ltd.	4,784,000	4,036,428
Shanghai Industrial Holdings Ltd.	5,539,000	25,511,021
TOTAL HONG KONG		195,826,028
Hungary - 0.2%
Egis Rt.	64,600	7,589,391
India - 8.7%
Bank of Baroda	1,332,680	31,619,725
Bharat Heavy Electricals Ltd.	490,562	27,065,853
Housing Development Finance Corp. Ltd.	2,826,029	43,845,689
Idea Cellular Ltd. (a)	5,594,676	8,513,500
Indian Oil Corp. Ltd.	712,749	6,722,272
Indian Overseas Bank	2,111,333	7,611,755
Infosys Technologies Ltd. sponsored ADR	754,687	50,896,091
Infotech Enterprises Ltd.	635,785	2,346,631

	Shares	Value
Infrastructure Development Finance Co. Ltd.	5,973,371	$ 26,959,343
ITC Ltd.	3,000	11,587
Jain Irrigation Systems Ltd.	3,891,395	20,367,821
JSW Steel Ltd.	1,009,390	30,559,525
LIC Housing Finance Ltd.	158,724	4,800,394
Radico Khaitan Ltd.	791,817	3,194,064
Reliance Industries Ltd.	2,424,858	59,971,813
Rural Electrification Corp. Ltd.	2,926,131	24,468,595
Shriram Transport Finance Co. Ltd.	521,712	10,374,212
Tata Consultancy Services Ltd.	1,723,966	40,951,243
Tata Steel Ltd.	469,734	6,246,164
Ultratech Cement Ltd.	694,085	17,223,330
TOTAL INDIA		423,749,607
Indonesia - 6.0%
Indofood Sukses Makmur Tbk PT (a)	6,969,500	4,444,879
PT Astra International Tbk	5,823,000	37,136,858
PT Bank Mandiri (Persero) Tbk	12,596,500	9,865,780
PT Bank Negara Indonesia (Persero) Tbk	53,406,500	23,304,631
PT Bank Rakyat Indonesia Tbk	26,382,500	33,651,491
PT Bank Tabungan Negara Tbk	31,323,000	6,974,289
PT Bumi Serpong Damai Tbk	42,621,500	4,005,821
PT Ciputra Development Tbk (a)	98,853,500	4,645,419
PT Delta Dunia Petroindo Tbk (a)	61,669,500	7,383,082
PT Gudang Garam Tbk	4,659,000	24,865,351
PT Indo Tambangraya Megah Tbk	2,801,000	14,165,603
PT Indocement Tunggal Prakarsa Tbk	14,414,500	29,514,415
PT Indofood Sukses Makmur Tbk	49,381,000	28,730,735
PT Kalbe Farma Tbk	28,924,000	8,656,965
PT Perusahaan Gas Negara Tbk Series B	40,412,100	18,312,598
PT Tambang Batubbara Bukit Asam Tbk	2,894,500	6,363,845
PT Tower Bersama Infrastructure Tbk	40,320,000	11,503,877
PT XL Axiata Tbk (a)	30,148,500	19,396,218
TOTAL INDONESIA		292,921,857
Kazakhstan - 0.3%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	765,611	13,168,509
Korea (South) - 11.6%
Busan Bank	794,140	9,887,024
CJ Corp.	255,250	18,000,286
Daegu Bank Co. Ltd.	683,020	8,959,132
Daelim Industrial Co.	181,061	14,748,942
Doosan Co. Ltd.	79,510	10,712,106
GS Holdings Corp.	257,960	13,534,582
Hanjin Heavy Industries & Consolidated Co. Ltd.	432,990	16,518,691
Honam Petrochemical Corp.	118,963	26,236,389
Hyundai Department Store Co. Ltd.	60,727	6,723,442
Hyundai Heavy Industries Co. Ltd.	106,992	34,871,109
Hyundai Mobis	192,422	47,912,986
Hyundai Motor Co.	457,060	69,097,545
Industrial Bank of Korea	2,202,190	31,627,713
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Kia Motors Corp.	986,550	$ 39,391,809
KT Corp.	478,990	18,884,825
LG Chemical Ltd.	60,514	18,673,504
Lumens Co. Ltd. (a)	760,009	6,758,638
NCsoft Corp.	98,911	21,770,092
Samsung Electronics Co. Ltd.	136,619	90,512,353
Shinhan Financial Group Co. Ltd.	1,214,820	47,047,935
Tong Yang Securities, Inc.	966,660	9,756,860
Young Poong Precision Corp.	230,057	2,690,306
TOTAL KOREA (SOUTH)		564,316,269
Lebanon - 0.0%
BLOM Bank SAL GDR	247,400	2,276,080
Luxembourg - 0.8%
Evraz Group SA GDR (a)	791,949	24,011,894
Millicom International Cellular SA	182,500	17,264,500
TOTAL LUXEMBOURG		41,276,394
Malaysia - 0.8%
AirAsia Bhd (a)	8,069,300	6,406,677
Axiata Group Bhd (a)	13,866,600	20,013,190
RHB Capital BHD	2,223,000	5,737,927
Top Glove Corp. Bhd	4,374,400	7,733,590
TOTAL MALAYSIA		39,891,384
Mexico - 2.6%
America Movil SAB de CV Series L sponsored ADR	1,795,733	102,823,666
Banco Compartamos SA de CV	2,500,800	17,715,477
Genomma Lab Internacional SA de CV (a)	3,371,200	7,323,533
TOTAL MEXICO		127,862,676
Nigeria - 0.3%
Guaranty Trust Bank PLC GDR (Reg. S)	2,221,301	16,126,645
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)(d)	2,936,300	4,610,442
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	582,600	30,901,104
Poland - 0.1%
Bank Handlowy w Warszawie SA	210,365	6,641,824
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	2,702,839	12,384,856
Russia - 7.9%
Cherkizovo Group OJSC GDR (a)	485,391	9,888,943
LSR Group OJSC GDR (Reg. S) (a)	722,900	6,144,650
Magnit OJSC GDR (Reg. S)	1,249,300	33,406,282
Mechel Steel Group OAO sponsored ADR	950,200	22,377,210
OAO NOVATEK GDR	515,958	49,351,383
OAO Raspadskaya (a)	844,900	4,919,715

	Shares	Value
OAO Tatneft sponsored ADR	947,500	$ 29,893,625
OJSC MMC Norilsk Nickel sponsored ADR	1,822,141	33,982,930
OJSC Oil Company Rosneft GDR (Reg. S)	6,190,100	43,144,997
Polymetal JSC GDR (Reg. S) (a)	1,636,564	25,857,711
Protek (a)	293,800	533,347
RusHydro JSC:
rights 6/30/10 (a)	3,096,263	159,674
sponsored ADR (a)	4,157,133	21,513,163
Sberbank (Savings Bank of the Russian Federation)	13,713,000	45,064,903
Sberbank (Savings Bank of the Russian Federation) GDR	60,933	22,892,010
Severstal JSC (a)	467,200	6,376,102
Sistema JSFC sponsored GDR	890,621	22,978,022
TGK-1 OAO (a)	6,882,675,325	4,776,577
TOTAL RUSSIA		383,261,244
Singapore - 0.8%
Keppel Corp. Ltd.	2,227,000	17,171,799
Straits Asia Resources Ltd.	9,109,000	16,116,519
Yanlord Land Group Ltd.	3,704,000	4,922,259
TOTAL SINGAPORE		38,210,577
South Africa - 6.4%
African Bank Investments Ltd.	5,509,999	28,269,515
African Rainbow Minerals Ltd.	994,398	25,368,679
AngloGold Ashanti Ltd.	589,300	27,638,213
AngloGold Ashanti Ltd. sponsored ADR	348,600	16,422,546
Aspen Pharmacare Holdings Ltd.	1,479,177	19,743,335
Clicks Group Ltd.	2,764,327	18,034,096
Foschini Ltd.	1,921,394	23,322,622
Imperial Holdings Ltd.	48,385	789,143
Mr Price Group Ltd.	3,052,145	27,737,068
Mvelaphanda Resources Ltd. (a)	3,358,378	21,957,547
Shoprite Holdings Ltd.	1,843,435	26,057,906
Standard Bank Group Ltd.	3,028,681	44,662,457
Wilson Bayly Holmes-Ovcon Ltd.	396,657	7,665,816
Woolworths Holdings Ltd.	6,307,716	24,717,426
TOTAL SOUTH AFRICA		312,386,369
Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	658,724	8,662,221
Banco Santander SA sponsored ADR	343,700	4,402,797
TOTAL SPAIN		13,065,018
Taiwan - 7.0%
Advanced Semiconductor Engineering, Inc.	5,698,605	4,961,557
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	4,129,481	18,293,601
Alpha Networks, Inc.	8,089,000	7,189,048
Asia Cement Corp.	19,796,301	20,407,558
Common Stocks - continued
	Shares	Value
Taiwan - continued
Chroma ATE, Inc.	3,913,256	$ 10,075,627
Farglory Land Development Co. Ltd.	3,224,000	8,006,012
Formosa Plastics Corp.	14,818,000	42,510,061
Fubon Financial Holding Co. Ltd.	24,000,651	29,407,758
HTC Corp.	2,520,100	56,898,844
Huaku Development Co. Ltd.	2,551,000	7,076,618
Macronix International Co. Ltd.	39,999,113	24,635,951
Pegatron Corp. (a)	8,394,000	11,368,446
Ruentex Development Co. Ltd.	2,587,000	4,294,057
Taishin Financial Holdings Co. Ltd.	61,465,380	26,911,815
Taiwan Cement Corp.	10,256,000	10,924,542
Taiwan Semiconductor Manufacturing Co. Ltd.	10,725,447	22,077,493
Unimicron Technology Corp.	2,828,000	4,814,207
Wistron Corp.	14,414,635	29,625,243
TOTAL TAIWAN		339,478,438
Thailand - 1.4%
Advanced Info Service PCL (For. Reg.)	5,978,900	17,972,646
Banpu PCL (For. Reg.)	523,000	13,520,441
BEC World PCL (For. Reg.)	8,241,200	9,152,301
Siam Commercial Bank PCL (For. Reg.)	8,516,300	29,155,670
Total Access Communication PCL (For. Reg.)	105,200	147,575
TOTAL THAILAND		69,948,633
Turkey - 3.2%
Enka Insaat ve Sanayi AS	2,195,888	10,027,934
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	4,277,000	6,500,634
Tofas Turk Otomobil Fabrikasi AS	3,432,151	19,023,636
Turk Hava Yollari AO	8,176,571	33,919,401
Turkiye Garanti Bankasi AS	9,585,895	58,813,272
Turkiye Halk Bankasi AS	2,524,000	25,516,280
TOTAL TURKEY		153,801,157
United Arab Emirates - 0.3%
DP World Ltd.	23,738,830	14,219,559
United Kingdom - 0.8%
Hikma Pharmaceuticals PLC	1,378,718	17,362,057
Xstrata PLC	1,171,870	22,708,502
TOTAL UNITED KINGDOM		40,070,559

	Shares	Value
United States of America - 0.8%
CTC Media, Inc.	620,100	$ 14,634,360
Freeport-McMoRan Copper & Gold, Inc.	273,347	25,880,494
TOTAL UNITED STATES OF AMERICA		40,514,854
TOTAL COMMON STOCKS (Cost $3,568,814,275)		4,775,144,886
Money Market Funds - 3.8%

Fidelity Cash Central Fund, 0.23% (b)	51,945,705	51,945,705
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	133,749,591	133,749,591
TOTAL MONEY MARKET FUNDS (Cost $185,695,296)		185,695,296
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $3,754,509,571)		4,960,840,182
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(96,869,229)
NET ASSETS - 100%		$ 4,863,970,953
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,016,650 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 152,773
Fidelity Securities Lending Cash Central Fund	695,966
Total	$ 848,739
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 662,325,754	$ 657,246,986	$ 5,078,768	$ -
Korea (South)	564,316,269	545,431,444	18,884,825	-
India	423,749,607	392,129,882	31,619,725	-
Russia	383,261,244	383,261,244	-	-
China	381,341,765	381,341,765	-	-
Taiwan	339,478,438	312,439,388	27,039,050	-
South Africa	312,386,369	284,748,156	27,638,213	-
Indonesia	292,921,857	292,921,857	-	-
Hong Kong	195,826,028	57,528,157	138,297,871	-
Other	1,219,537,555	1,219,383,257	154,298	-
Money Market Funds	185,695,296	185,695,296	-	-
Total Investments in Securities:	$ 4,960,840,182	$ 4,712,127,432	$ 248,712,750	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 59,240
Total Realized Gain (Loss)	(3,687,175)
Total Unrealized Gain (Loss)	3,692,447
Cost of Purchases	-
Proceeds of Sales	(64,512)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $581,445,081 of which $11,565,560 and $569,879,521 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $130,680,343) - See accompanying schedule: Unaffiliated issuers (cost $3,568,814,275)	$ 4,775,144,886
Fidelity Central Funds (cost $185,695,296)	185,695,296
Total Investments (cost $3,754,509,571)		$ 4,960,840,182
Foreign currency held at value (cost $1,301,907)		1,297,673
Receivable for investments sold		25,393,050
Receivable for fund shares sold		32,285,128
Dividends receivable		7,645,151
Distributions receivable from Fidelity Central Funds		60,063
Other receivables		1,818,612
Total assets		5,029,339,859

Liabilities
Payable for investments purchased	$ 18,095,363
Payable for fund shares redeemed	4,146,034
Accrued management fee	2,825,240
Other affiliated payables	1,043,321
Other payables and accrued expenses	5,509,357
Collateral on securities loaned, at value	133,749,591
Total liabilities		165,368,906

Net Assets		$ 4,863,970,953
Net Assets consist of:
Paid in capital		$ 4,249,475,033
Undistributed net investment income		44,633,128
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(632,028,917)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,201,891,709
Net Assets		$ 4,863,970,953
Emerging Markets: Net Asset Value, offering price and redemption price per share ($3,975,341,962 ÷ 154,545,221 shares)		$ 25.72

Class K: Net Asset Value, offering price and redemption price per share ($888,628,991 ÷ 34,507,270 shares)		$ 25.75

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 101,300,180
Interest		2,008
Income from Fidelity Central Funds		848,739
Income before foreign taxes withheld		102,150,927
Less foreign taxes withheld		(11,397,819)
Total income		90,753,108

Expenses
Management fee	$ 30,896,545
Transfer agent fees	11,669,686
Accounting and security lending fees	1,569,593
Custodian fees and expenses	3,986,795
Independent trustees' compensation	24,412
Registration fees	136,516
Audit	118,020
Legal	20,175
Interest	4,443
Miscellaneous	53,667
Total expenses before reductions	48,479,852
Expense reductions	(2,360,269)	46,119,583
Net investment income (loss)		44,633,525
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	528,879,058
Foreign currency transactions	(4,633,192)
Capital gain distributions from Fidelity Central Funds	4,197
Total net realized gain (loss)		524,250,063
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,362,215)	400,550,127
Assets and liabilities in foreign currencies	2,454
Total change in net unrealized appreciation (depreciation)		400,552,581
Net gain (loss)		924,802,644
Net increase (decrease) in net assets resulting from operations		$ 969,436,169

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,633,525	$ 29,313,306
Net realized gain (loss)	524,250,063	(579,779,624)
Change in net unrealized appreciation (depreciation)	400,552,581	1,728,712,395
Net increase (decrease) in net assets resulting from operations	969,436,169	1,178,246,077
Distributions to shareholders from net investment income	(23,159,233)	(37,630,187)
Distributions to shareholders from net realized gain	(26,416,955)	-
Total distributions	(49,576,188)	(37,630,187)
Share transactions - net increase (decrease)	23,065,054	603,896,717
Redemption fees	1,389,036	1,520,594
Total increase (decrease) in net assets	944,314,071	1,746,033,201

Net Assets
Beginning of period	3,919,656,882	2,173,623,681
End of period (including undistributed net investment income of $44,633,128 and undistributed net investment income of $23,182,142, respectively)	$ 4,863,970,953	$ 3,919,656,882

Financial Highlights - Emerging Markets

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.68	$ 13.71	$ 37.55	$ 22.04	$ 15.71
Income from Investment Operations
Net investment income (loss) B	.23	.17	.42 E	.25	.21
Net realized and unrealized gain (loss)	5.05	7.03	(22.73)	15.44	6.31
Total from investment operations	5.28	7.20	(22.31)	15.69	6.52
Distributions from net investment income	(.12)	(.24)	(.19)	(.20)	(.21)
Distributions from net realized gain	(.14)	-	(1.37)	-	-
Total distributions	(.25) G	(.24)	(1.56)	(.20)	(.21)
Redemption fees added to paid in capital B	.01	.01	.03	.02	.02
Net asset value, end of period	$ 25.72	$ 20.68	$ 13.71	$ 37.55	$ 22.04
Total Return A	25.76%	53.95%	(61.84)%	71.81%	41.96%
Ratios to Average Net Assets C,F
Expenses before reductions	1.14%	1.16%	1.07%	1.05%	1.11%
Expenses net of fee waivers, if any	1.14%	1.16%	1.07%	1.05%	1.11%
Expenses net of all reductions	1.09%	1.10%	1.02%	.99%	1.01%
Net investment income (loss)	1.00%	1.09%	1.47% E	.89%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,975,342	$ 3,649,582	$ 2,086,196	$ 6,609,045	$ 3,005,145
Portfolio turnover rate D	85%	88%	63%	52%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.69	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.28	.22	.15 G
Net realized and unrealized gain (loss)	5.05	7.02	(18.43)
Total from investment operations	5.33	7.24	(18.28)
Distributions from net investment income	(.15)	(.28)	-
Distributions from net realized gain	(.14)	-	-
Total distributions	(.28) J	(.28)	-
Redemption fees added to paid in capital D	.01	.01	.01
Net asset value, end of period	$ 25.75	$ 20.69	$ 13.72
Total Return B,C	26.03%	54.44%	(57.11)%
Ratios to Average Net Assets E,I
Expenses before reductions	.90%	.91%	.92% A
Expenses net of fee waivers, if any	.90%	.91%	.92% A
Expenses net of all reductions	.84%	.84%	.87% A
Net investment income (loss)	1.24%	1.35%	2.02% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 888,629	$ 270,075	$ 87,427
Portfolio turnover rate F	85%	88%	63%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,205,006,815
Gross unrealized depreciation	(73,553,817)
Net unrealized appreciation (depreciation)	$ 1,131,452,998

Tax Cost	$ 3,829,387,184

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,927,382
Capital loss carryforward	$ (581,445,081)
Net unrealized appreciation (depreciation)	$ 1,131,567,331

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 49,576,188	$ 37,630,187

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,595,488,192 and $3,633,115,797, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 11,414,538.29
Class K	255,148.05
	$ 11,669,686

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,161,786.46%		$ 3,986

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,938 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $695,966. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,771,667. The weighted average interest rate was .71%. The interest expense amounted to $457 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,359,897 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $372.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Emerging Markets	$ 21,030,807	$ 35,658,169
Class K	2,128,426	1,972,018
Total	$ 23,159,233	$ 37,630,187
From net realized gain
Emerging Markets	$ 24,475,486	$ -
Class K	1,941,469	-
Total	$ 26,416,955	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Emerging Markets
Shares sold	69,154,267	77,986,934	$ 1,590,197,264	$ 1,325,781,409
Conversion to Class K	-	(2,616,204)	-	(34,095,539)
Reinvestment of distributions	1,952,719	2,953,728	43,877,566	34,381,402
Shares redeemed	(92,999,725)	(54,051,229)	(2,095,951,354)	(822,757,665)
Net increase (decrease)	(21,892,739)	24,273,229	$ (461,876,524)	$ 503,309,607
Class K
Shares sold	28,708,422	7,005,118	$ 648,209,971	$ 114,260,792
Conversion from Emerging Markets	-	2,618,157	-	34,095,539
Reinvestment of distributions	181,368	169,855	4,069,895	1,972,018
Shares redeemed	(7,437,639)	(3,108,249)	(167,338,288)	(49,741,239)
Net increase (decrease)	21,452,151	6,684,881	$ 484,941,578	$ 100,587,110

A Conversion transactions for Class K and Emerging Markets are presented for the period November 1, 2008 through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	10.08%	4.52%	5.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund: For the 12 months ending October 31, 2010, the fund advanced 10.08%, outpacing the 8.60% increase of the MSCI Europe Index. Stock selection and a significant overweighting in consumer discretionary contributed the most. The fund's media holdings - Germany's ProSiebenSat.1 Media, U.S.-based Virgin Media and Sweden's Modern Times Group - were beneficial, as advertising spending increased during the period. ProSiebenSat.1 Media and Virgin Media were out-of-index positions. The fund's positioning in industrials, particularly among capital goods names, and security selection in information technology helped. Danish pharmaceutical company Novo Nordisk and materials firm Umicore in Belgium also aided results. Geographically, the fund's holdings in Germany and Denmark notably contributed, as did out-of-index stakes in the U.S., China and South Africa. Stock selection in the U.K. detracted, followed by Spain and the Netherlands. Also hurting performance was the fund's positioning in telecommunication services, materials and consumer staples. On an individual security basis, British oil giant BP was the top detractor. Several underweightings also were harmful, including AstraZeneca, a British biopharmaceutical firm, and telecommunications companies Vodafone, based in the U.K., and Telefonica in Spain. I sold Telefonica by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Actual	1.06%	$ 1,000.00	$ 1,074.70	$ 5.54
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.86	$ 5.40

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom	29.7%
France	13.1%
Germany	10.2%
Switzerland	9.5%
Spain	4.9%
Sweden	4.0%
United States of America	3.5%
Denmark	3.1%
Belgium	3.1%
Other	18.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	29.0%
France	12.2%
Switzerland	11.4%
Germany	10.0%
Spain	6.0%
United States of America	5.4%
Sweden	4.3%
Netherlands	3.7%
Belgium	2.8%
Other	15.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	99.3
Short-Term Investments and Net Other Assets	0.4	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.3	0.4
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	3.1	4.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.6	0.3
Novartis AG (Switzerland, Pharmaceuticals)	2.4	1.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	2.3	2.9
Banco Santander SA (Spain, Commercial Banks)	2.3	1.9
Nestle SA (Switzerland, Food Products)	2.0	1.9
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.9	0.0
Siemens AG (Germany, Industrial Conglomerates)	1.9	1.2
Volkswagen AG (Germany, Automobiles)	1.8	0.0
	23.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.5	12.7
Financials	18.9	23.7
Industrials	11.4	14.1
Energy	10.9	11.1
Materials	9.4	9.4
Health Care	8.8	9.7
Consumer Staples	7.9	6.2
Information Technology	6.6	6.2
Telecommunication Services	4.2	4.3
Utilities	0.0	1.9

Annual Report

Fidelity Europe Capital Appreciation Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Austria - 0.7%
Erste Bank AG	69,000	$ 3,113,606
Bailiwick of Jersey - 2.3%
Experian PLC	299,700	3,483,592
Randgold Resources Ltd. sponsored ADR	35,700	3,352,944
Shire PLC	149,082	3,498,085
TOTAL BAILIWICK OF JERSEY		10,334,621
Belgium - 3.1%
Ageas	1,014,700	3,118,897
Anheuser-Busch InBev SA NV	108,361	6,790,328
Anheuser-Busch InBev SA NV (strip VVPR) (a)	103,680	433
Umicore SA	93,961	4,421,696
TOTAL BELGIUM		14,331,354
Bermuda - 0.4%
Huabao International Holdings Ltd.	1,184,000	1,784,115
British Virgin Islands - 0.3%
Playtech Ltd.	193,767	1,390,012
Canada - 1.6%
First Quantum Minerals Ltd.	27,500	2,408,104
Niko Resources Ltd.	10,200	973,095
Petrobank Energy & Resources Ltd. (a)	30,900	1,229,759
Uranium One, Inc. (a)	643,500	2,631,037
TOTAL CANADA		7,241,995
Cayman Islands - 0.7%
Hengdeli Holdings Ltd.	5,428,000	3,011,179
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	18,400	2,024,184
China Merchants Bank Co. Ltd. (H Shares)	956,500	2,714,788
Home Inns & Hotels Management, Inc. sponsored ADR (a)	26,100	1,335,276
TOTAL CHINA		6,074,248
Denmark - 3.1%
Carlsberg AS Series B	34,400	3,761,527
Novo Nordisk AS Series B	62,438	6,554,884
Novozymes AS Series B	20,000	2,664,627
Pandora A/S	29,400	1,426,359
TOTAL DENMARK		14,407,397
Finland - 1.1%
Nokia Corp.	464,700	4,989,337
France - 13.1%
Accor SA	88,486	3,627,844
Alstom SA	43,461	2,192,780
Atos Origin SA (a)	61,420	2,839,504
BNP Paribas SA	100,458	7,345,559
Essilor International SA	27,454	1,832,878
Iliad Group SA (d)	32,534	3,662,297

	Shares	Value
L'Oreal SA	44,300	$ 5,200,055
LVMH Moet Hennessy - Louis Vuitton	39,572	6,200,033
Natixis SA (a)	683,500	4,191,304
PPR SA	23,400	3,835,560
Publicis Groupe SA	66,100	3,291,780
Remy Cointreau SA	28,267	1,984,699
Safran SA	99,300	3,147,535
Schneider Electric SA	32,487	4,610,812
Societe Generale Series A	41,868	2,506,517
Vallourec SA	32,234	3,344,614
TOTAL FRANCE		59,813,771
Germany - 6.7%
Bayerische Motoren Werke AG (BMW)	70,493	5,052,486
Fresenius Medical Care AG & Co. KGaA	44,300	2,821,319
Linde AG	23,367	3,363,575
MAN SE	44,993	4,945,835
Rheinmetall AG	39,700	2,859,252
SAP AG	57,849	3,016,110
Siemens AG	75,213	8,590,093
TOTAL GERMANY		30,648,670
Italy - 1.5%
Mediaset SpA	445,200	3,283,210
Saipem SpA	76,758	3,410,281
TOTAL ITALY		6,693,491
Netherlands - 2.5%
AEGON NV (a)	376,500	2,385,569
ASML Holding NV (Netherlands)	89,100	2,952,911
ING Groep NV (Certificaten Van Aandelen) unit (a)	291,100	3,113,607
Randstad Holdings NV (a)	62,457	2,972,178
TOTAL NETHERLANDS		11,424,265
Norway - 2.4%
Aker Solutions ASA	105,400	1,604,574
DnB NOR ASA	231,400	3,175,219
Storebrand ASA (A Shares) (a)	567,000	4,123,337
Telenor ASA	124,800	2,011,735
TOTAL NORWAY		10,914,865
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	353,630	1,620,391
Russia - 2.1%
Magnit OJSC GDR (Reg. S)	97,800	2,615,172
Mechel Steel Group OAO sponsored ADR	98,300	2,314,965
OJSC MMC Norilsk Nickel sponsored ADR	126,500	2,359,225
Uralkali JSC GDR (Reg. S)	94,200	2,331,450
TOTAL RUSSIA		9,620,812
South Africa - 0.9%
Clicks Group Ltd.	638,217	4,163,642
Common Stocks - continued
	Shares	Value
Spain - 4.9%
Banco Santander SA	817,130	$ 10,485,664
Gestevision Telecinco SA (d)	551,500	7,033,848
Inditex SA (d)	56,639	4,729,408
TOTAL SPAIN		22,248,920
Sweden - 4.0%
Elekta AB (B Shares)	36,700	1,388,554
H&M Hennes & Mauritz AB (B Shares)	146,452	5,159,662
Modern Times Group MTG AB (B Shares)	36,700	2,631,551
Sandvik AB	217,500	3,277,995
SKF AB (B Shares)	73,100	1,887,235
Swedbank AB (A Shares) (a)	296,058	4,131,856
TOTAL SWEDEN		18,476,853
Switzerland - 9.5%
Clariant AG (Reg.) (a)	151,740	2,565,097
Compagnie Financiere Richemont SA Series A	91,089	4,541,726
Julius Baer Group Ltd.	43,130	1,820,105
Nestle SA	167,081	9,148,845
Novartis AG	188,812	10,936,949
Schindler Holding AG (participation certificate)	31,591	3,385,839
The Swatch Group AG (Bearer)	9,940	3,797,871
Transocean Ltd. (a)	20,700	1,311,552
UBS AG (a)	362,918	6,163,206
TOTAL SWITZERLAND		43,671,190
Turkey - 0.8%
Boyner Buyuk Magazacilik AS (a)	490,000	1,141,044
Turkiye Garanti Bankasi AS	414,000	2,540,054
TOTAL TURKEY		3,681,098
United Kingdom - 29.7%
Aegis Group PLC	609,250	1,226,970
AstraZeneca PLC (United Kingdom)	57,785	2,906,332
BG Group PLC	351,893	6,852,811
BHP Billiton PLC	107,071	3,792,516
BP PLC	814,000	5,532,203
BP PLC sponsored ADR	235,600	9,619,548
British Airways PLC (a)(d)	877,200	3,804,434
Britvic PLC	273,000	2,109,955
Burberry Group PLC	215,100	3,511,703
Capita Group PLC	169,900	2,086,454
Carphone Warehouse Group PLC	576,500	2,812,482
Fresnillo PLC	162,300	3,250,362
GlaxoSmithKline PLC	450,500	8,796,054
HSBC Holdings PLC sponsored ADR (d)	204,385	10,650,502
ITV PLC (a)	2,746,500	3,003,208
Kazakhmys PLC	81,800	1,724,695
Kesa Electricals PLC	617,700	1,568,592
Lloyds Banking Group PLC (a)	4,515,600	4,962,580

	Shares	Value
Micro Focus International PLC	366,800	$ 2,243,719
Misys PLC (a)	518,900	2,339,435
Morgan Crucible Co. PLC	508,100	1,864,180
Next PLC	44,900	1,643,750
Reckitt Benckiser Group PLC	82,600	4,619,905
Royal Dutch Shell PLC Class A (United Kingdom)	430,766	13,982,474
Sage Group PLC	395,300	1,706,191
Schroders PLC	93,500	2,365,358
Standard Chartered PLC (United Kingdom)	211,881	6,129,043
TalkTalk Telecom Group PLC (a)	869,200	1,836,825
Vodafone Group PLC	4,320,200	11,808,240
Wolfson Microelectronics PLC (a)	514,500	2,097,859
Xstrata PLC	274,000	5,309,573
TOTAL UNITED KINGDOM		136,157,953
United States of America - 3.1%
Allergan, Inc.	28,700	2,078,167
Anadarko Petroleum Corp.	39,000	2,401,230
Apple, Inc. (a)	8,530	2,566,421
CF Industries Holdings, Inc.	13,600	1,666,408
Google, Inc. Class A (a)	2,700	1,655,073
Virgin Media, Inc. (d)	142,900	3,633,947
TOTAL UNITED STATES OF AMERICA		14,001,246
TOTAL COMMON STOCKS (Cost $385,379,146)		439,815,031
Nonconvertible Preferred Stocks - 3.5%

Germany - 3.5%
ProSiebenSat.1 Media AG	284,100	7,506,955
Volkswagen AG	55,800	8,385,434
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,015,350)		15,892,389
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.23% (b)	3,694,483	3,694,483
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	15,304,514	15,304,514
TOTAL MONEY MARKET FUNDS (Cost $18,998,997)		18,998,997
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $414,393,493)		474,706,417
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(16,857,161)
NET ASSETS - 100%		$ 457,849,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,254
Fidelity Securities Lending Cash Central Fund	317,387
Total	$ 323,641
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 136,157,953	$ 98,360,028	$ 37,797,925	$ -
France	59,813,771	59,813,771	-	-
Germany	46,541,059	46,541,059	-	-
Switzerland	43,671,190	26,571,035	17,100,155	-
Spain	22,248,920	11,763,256	10,485,664	-
Sweden	18,476,853	18,476,853	-	-
Denmark	14,407,397	7,852,513	6,554,884	-
Belgium	14,331,354	14,331,354	-	-
United States of America	14,001,246	14,001,246	-	-
Other	86,057,677	69,118,168	16,939,509	-
Money Market Funds	18,998,997	18,998,997	-	-
Total Investments in Securities:	$ 474,706,417	$ 385,828,280	$ 88,878,137	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $320,932,327 of which $183,788,858 and $137,143,469 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010
Assets
Investment in securities, at value (including securities loaned of $14,728,234) - See accompanying schedule: Unaffiliated issuers (cost $395,394,496)	$ 455,707,420
Fidelity Central Funds (cost $18,998,997)	18,998,997
Total Investments (cost $414,393,493)		$ 474,706,417
Foreign currency held at value (cost $14,790)		14,790
Receivable for investments sold		1,104,528
Receivable for fund shares sold		96,066
Dividends receivable		2,343,733
Distributions receivable from Fidelity Central Funds		6,192
Other receivables		107,533
Total assets		478,379,259

Liabilities
Payable for investments purchased	$ 3,881,966
Payable for fund shares redeemed	570,306
Accrued management fee	255,420
Other affiliated payables	115,969
Other payables and accrued expenses	401,828
Collateral on securities loaned, at value	15,304,514
Total liabilities		20,530,003

Net Assets		$ 457,849,256
Net Assets consist of:
Paid in capital		$ 723,188,544
Undistributed net investment income		4,108,694
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(329,632,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,184,186
Net Assets, for 24,668,068 shares outstanding		$ 457,849,256
Net Asset Value, offering price and redemption price per share ($457,849,256 ÷ 24,668,068 shares)		$ 18.56

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends		$ 10,585,980
Interest		17
Income from Fidelity Central Funds		323,641
Income before foreign taxes withheld		10,909,638
Less foreign taxes withheld		(1,133,157)
Total income		9,776,481

Expenses
Management fee Basic fee	$ 3,323,938
Performance adjustment	(215,573)
Transfer agent fees	1,267,546
Accounting and security lending fees	246,986
Custodian fees and expenses	123,405
Independent trustees' compensation	2,760
Registration fees	22,541
Audit	55,850
Legal	2,607
Interest	380
Miscellaneous	6,968
Total expenses before reductions	4,837,408
Expense reductions	(342,652)	4,494,756
Net investment income (loss)		5,281,725
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,937,777
Foreign currency transactions	(207,869)
Capital gain distributions from Fidelity Central Funds	1,004
Total net realized gain (loss)		7,730,912
Change in net unrealized appreciation (depreciation) on: Investment securities	29,147,677
Assets and liabilities in foreign currencies	99,325
Total change in net unrealized appreciation (depreciation)		29,247,002
Net gain (loss)		36,977,914
Net increase (decrease) in net assets resulting from operations		$ 42,259,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,281,725	$ 9,901,244
Net realized gain (loss)	7,730,912	(134,505,738)
Change in net unrealized appreciation (depreciation)	29,247,002	228,258,256
Net increase (decrease) in net assets resulting from operations	42,259,639	103,653,762
Distributions to shareholders from net investment income	(9,633,705)	(18,820,678)
Share transactions Proceeds from sales of shares	36,382,856	35,731,816
Reinvestment of distributions	9,217,350	17,852,290
Cost of shares redeemed	(141,374,658)	(111,090,785)
Net increase (decrease) in net assets resulting from share transactions	(95,774,452)	(57,506,679)
Redemption fees	13,460	3,805
Total increase (decrease) in net assets	(63,135,058)	27,330,210

Net Assets
Beginning of period	520,984,314	493,654,104
End of period (including undistributed net investment income of $4,108,694 and undistributed net investment income of $8,667,539, respectively)	$ 457,849,256	$ 520,984,314
Other Information Shares
Sold	2,148,209	2,499,317
Issued in reinvestment of distributions	511,223	1,466,910
Redeemed	(8,358,624)	(8,182,319)
Net increase (decrease)	(5,699,192)	(4,216,092)

Financial Highlights

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.16	$ 14.27	$ 32.66	$ 27.47	$ 23.15
Income from Investment Operations
Net investment income (loss) B	.19	.31	.50	.62	.38 E
Net realized and unrealized gain (loss)	1.53	3.14	(14.11)	7.04	6.85
Total from investment operations	1.72	3.45	(13.61)	7.66	7.23
Distributions from net investment income	(.32)	(.56)	(.56)	(.22)	(.30)
Distributions from net realized gain	-	-	(4.22)	(2.25)	(2.62)
Total distributions	(.32)	(.56)	(4.78)	(2.47)	(2.92)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 18.56	$ 17.16	$ 14.27	$ 32.66	$ 27.47
Total Return A	10.08%	25.79%	(48.58) %	29.95%	34.81%
Ratios to Average Net Assets C, F
Expenses before reductions	1.03%	1.10%	1.16%	1.05%	1.09%
Expenses net of fee waivers, if any	1.03%	1.10%	1.16%	1.05%	1.09%
Expenses net of all reductions	.96%	1.07%	1.12%	1.01%	.99%
Net investment income (loss)	1.13%	2.16%	2.11%	2.15%	1.51% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,849	$ 520,984	$ 493,654	$ 1,365,449	$ 1,070,464
Portfolio turnover rate D	133%	111%	112%	161%	143%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividends which amounted to $.11 per share. Excluding the special dividends, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 70,175,589
Gross unrealized depreciation	(18,562,506)
Net unrealized appreciation (depreciation)	$ 51,613,083

Tax Cost	$ 423,093,334

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,108,805
Capital loss carryforward	$ (320,932,327)
Net unrealized appreciation (depreciation)	$ 51,484,345

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 9,633,705	$ 18,820,678

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $609,802,196 and $709,763,283, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,437 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,273,000.37%		$ 380

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,882 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $317,387. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $342,652 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	10.01%	4.00%	4.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Fund: For the 12 months ending October 31, 2010, the fund advanced 10.01%, outpacing the 8.60% increase of the MSCI Europe Index. Positioning in consumer discretionary was very favorable. The fund's media holdings - Germany's ProSiebenSat.1 Media, U.S.-based Virgin Media and Sweden's Modern Times Group - were beneficial, as advertising spending increased during the period. ProSiebenSat.1 Media and Virgin Media were out-of-index positions. The fund also benefited from its positioning in industrials, particularly among capital goods names. Danish health care company Novo Nordisk and Carphone Warehouse Group, a cell phone retailer in the U.K., were beneficial. Geographically, the fund's holdings in Germany and Denmark, as well as out-of-index stakes in the United States, China and South Africa were helpful, while security selection in the U.K., Spain and the Netherlands detracted. Also hurting performance was positioning in telecommunication services, materials and consumer staples. On an individual stock basis, the fund was hurt by underweighting AstraZeneca, a British biopharmaceutical firm and U.K. telecommunications company Vodafone. Untimely ownership of Spain's Telefonica detracted as well. I sold Telefonica by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for the Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Actual	1.14%	$ 1,000.00	$ 1,076.10	$ 5.97
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80

A 5% return per year before expenses

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom	30.3%
France	12.4%
Germany	9.9%
Switzerland	9.2%
United States of America	5.7%
Spain	4.9%
Sweden	3.9%
Belgium	3.1%
Denmark	3.0%
Other	17.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom	28.6%
France	11.8%
Switzerland	11.1%
Germany	9.8%
Spain	6.6%
United States of America	6.5%
Sweden	4.0%
Netherlands	3.6%
Belgium	2.7%
Other	15.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	98.0
Short-Term Investments and Net Other Assets	2.8	2.0
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.3	1.7
Royal Dutch Shell PLC Class A (Netherlands) (United Kingdom, Oil, Gas & Consumable Fuels)	3.1	4.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.6	0.3
Novartis AG (Switzerland, Pharmaceuticals)	2.4	1.7
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	2.3	2.8
Banco Santander SA (Spain, Commercial Banks)	2.3	2.1
Nestle SA (Switzerland, Food Products)	2.0	1.9
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.9	0.0
Siemens AG (Germany, Industrial Conglomerates)	1.9	1.2
Volkswagen AG (Germany, Automobiles)	1.9	0.0
	23.7
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.8	12.2
Financials	17.9	23.4
Industrials	10.8	13.4
Energy	10.7	11.1
Materials	9.1	9.7
Health Care	8.7	9.5
Consumer Staples	8.0	6.1
Information Technology	6.1	6.1
Telecommunication Services	4.1	4.6
Utilities	0.0	1.9

Annual Report

Fidelity Europe Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
Austria - 0.6%
Erste Bank AG	112,900	$ 5,094,581
Bailiwick of Jersey - 2.1%
Experian PLC	464,100	5,394,512
Randgold Resources Ltd. sponsored ADR	57,900	5,437,968
Shire PLC	264,298	6,201,533
TOTAL BAILIWICK OF JERSEY		17,034,013
Belgium - 3.1%
Ageas	1,573,200	4,835,565
Anheuser-Busch InBev SA NV	189,189	11,855,330
Umicore SA	165,059	7,767,485
TOTAL BELGIUM		24,458,380
Bermuda - 0.4%
Huabao International Holdings Ltd.	1,977,000	2,979,050
British Virgin Islands - 0.3%
Playtech Ltd.	338,801	2,430,432
Canada - 1.5%
First Quantum Minerals Ltd.	45,100	3,949,290
Niko Resources Ltd.	15,800	1,507,344
Petrobank Energy & Resources Ltd. (a)	47,400	1,886,426
Uranium One, Inc. (a)	1,125,200	4,600,533
TOTAL CANADA		11,943,593
Cayman Islands - 0.7%
Hengdeli Holdings Ltd.	9,476,000	5,256,804
China - 1.2%
Baidu.com, Inc. sponsored ADR (a)	30,300	3,333,303
China Merchants Bank Co. Ltd. (H Shares)	1,556,500	4,417,739
Home Inns & Hotels Management, Inc. sponsored ADR (a)	42,600	2,179,416
TOTAL CHINA		9,930,458
Denmark - 3.0%
Carlsberg AS Series B	61,400	6,713,889
Novo Nordisk AS Series B	100,939	10,596,806
Novozymes AS Series B	30,900	4,116,848
Pandora A/S	47,800	2,319,046
TOTAL DENMARK		23,746,589
Finland - 1.0%
Nokia Corp.	757,356	8,131,492
France - 12.4%
Accor SA	144,545	5,926,211
Alstom SA	70,254	3,544,594
Atos Origin SA (a)	101,961	4,713,751
BNP Paribas SA	164,961	12,062,063
Essilor International SA	43,019	2,872,025
Iliad Group SA	56,886	6,403,561
L'Oreal SA	77,300	9,073,684
LVMH Moet Hennessy - Louis Vuitton	69,825	10,939,990

	Shares	Value
Natixis SA (a)	1,091,400	$ 6,692,596
PPR SA	40,000	6,556,512
Publicis Groupe SA	107,700	5,363,460
Remy Cointreau SA	43,824	3,076,996
Safran SA	156,000	4,944,768
Schneider Electric SA	51,993	7,379,257
Societe Generale Series A	67,552	4,044,145
Vallourec SA	55,160	5,723,425
TOTAL FRANCE		99,317,038
Germany - 6.5%
Bayerische Motoren Werke AG (BMW)	125,473	8,993,100
Fresenius Medical Care AG & Co. KGaA	71,800	4,572,703
Linde AG	36,566	5,263,511
MAN SE	79,626	8,752,852
Rheinmetall AG	58,500	4,213,255
SAP AG	93,922	4,896,871
Siemens AG	131,852	15,058,845
TOTAL GERMANY		51,751,137
Italy - 1.4%
Mediaset SpA	783,700	5,779,541
Saipem SpA	129,757	5,764,974
TOTAL ITALY		11,544,515
Netherlands - 2.3%
AEGON NV (a)	609,800	3,863,798
ASML Holding NV (Netherlands)	144,300	4,782,323
ING Groep NV (Certificaten Van Aandelen) unit (a)	454,000	4,855,986
Randstad Holdings NV (a)	101,389	4,824,858
TOTAL NETHERLANDS		18,326,965
Norway - 2.3%
Aker Solutions ASA	169,900	2,586,500
DnB NOR ASA	378,800	5,197,809
Pronova BioPharma ASA (a)	82,900	138,655
Storebrand ASA (A Shares) (a)	1,000,500	7,275,836
Telenor ASA	193,800	3,123,993
TOTAL NORWAY		18,322,793
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	579,397	2,654,893
Russia - 1.9%
Magnit OJSC GDR (Reg. S)	146,200	3,909,388
Mechel Steel Group OAO sponsored ADR	160,400	3,777,420
OJSC MMC Norilsk Nickel sponsored ADR	205,500	3,832,575
Uralkali JSC GDR (Reg. S)	164,900	4,081,275
TOTAL RUSSIA		15,600,658
South Africa - 0.9%
Clicks Group Ltd.	1,110,519	7,244,876
Common Stocks - continued
	Shares	Value
Spain - 4.9%
Banco Santander SA	1,437,162	$ 18,442,106
Gestevision Telecinco SA	990,200	12,629,041
Inditex SA (d)	98,823	8,251,811
TOTAL SPAIN		39,322,958
Sweden - 3.9%
Elekta AB (B Shares)	59,600	2,254,981
H&M Hennes & Mauritz AB (B Shares)	259,149	9,130,100
Modern Times Group MTG AB (B Shares)	59,100	4,237,729
Sandvik AB	352,200	5,308,091
SKF AB (B Shares)	119,200	3,077,407
Swedbank AB (A Shares) (a)	518,917	7,242,129
TOTAL SWEDEN		31,250,437
Switzerland - 9.2%
Clariant AG (Reg.) (a)	247,770	4,188,442
Compagnie Financiere Richemont SA Series A	147,990	7,378,828
Julius Baer Group Ltd.	69,450	2,930,820
Nestle SA	292,254	16,002,937
Novartis AG	330,012	19,115,970
Schindler Holding AG (participation certificate)	51,171	5,484,371
The Swatch Group AG (Bearer)	17,400	6,648,184
Transocean Ltd. (a)	33,700	2,135,232
UBS AG (NY Shares) (a)	583,200	9,926,064
TOTAL SWITZERLAND		73,810,848
Turkey - 0.7%
Boyner Buyuk Magazacilik AS (a)	796,000	1,853,615
Turkiye Garanti Bankasi AS	674,000	4,135,258
TOTAL TURKEY		5,988,873
United Kingdom - 30.3%
Aegis Group PLC	981,027	1,975,693
AstraZeneca PLC (United Kingdom)	101,136	5,086,697
BG Group PLC	617,193	12,019,299
BHP Billiton PLC	174,421	6,178,091
BP PLC	1,782,800	12,116,477
BP PLC sponsored ADR	351,900	14,368,077
British Airways PLC (a)(d)	1,535,100	6,657,760
Britvic PLC	444,705	3,437,023
Burberry Group PLC	350,400	5,720,598
Capita Group PLC	273,500	3,358,711
Carphone Warehouse Group PLC	2,917,789	14,234,570
Fresnillo PLC	266,100	5,329,151
GlaxoSmithKline PLC	791,000	15,444,347
HSBC Holdings PLC:
(Hong Kong)	755	7,870
(United Kingdom)	1,779,655	18,519,699
ITV PLC (a)	4,504,100	4,925,086
Kazakhmys PLC	132,900	2,802,103
Kesa Electricals PLC	1,004,700	2,551,343

	Shares	Value
Lloyds Banking Group PLC (a)	7,272,500	$ 7,992,374
Micro Focus International PLC	594,600	3,637,173
Misys PLC (a)	840,400	3,788,901
Morgan Crucible Co. PLC	829,500	3,043,372
Next PLC	73,200	2,679,788
Reckitt Benckiser Group PLC	169,000	9,452,349
Royal Dutch Shell PLC Class A (Netherlands)	760,300	24,655,717
Sage Group PLC	636,400	2,746,825
Schroders PLC	164,300	4,156,453
Standard Chartered PLC (United Kingdom)	369,711	10,694,563
TalkTalk Telecom Group PLC (a)	1,255,000	2,652,111
Vodafone Group PLC	7,563,700	20,673,576
Wolfson Microelectronics PLC (a)	940,600	3,835,270
Xstrata PLC	448,200	8,685,222
TOTAL UNITED KINGDOM		243,426,289
United States of America - 2.9%
Allergan, Inc.	46,000	3,330,860
Anadarko Petroleum Corp.	63,700	3,922,009
Apple, Inc. (a)	13,800	4,152,006
CF Industries Holdings, Inc.	23,500	2,879,455
Google, Inc. Class A (a)	4,300	2,635,857
Virgin Media, Inc. (d)	258,800	6,581,284
TOTAL UNITED STATES OF AMERICA		23,501,471
TOTAL COMMON STOCKS (Cost $658,357,892)		753,069,143
Nonconvertible Preferred Stocks - 3.4%

Germany - 3.4%
ProSiebenSat.1 Media AG	462,790	12,228,594
Volkswagen AG	98,000	14,727,107
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $17,382,075)		26,955,701
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 0.23% (b)	28,756,885	28,756,885
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	15,650,606	15,650,606
TOTAL MONEY MARKET FUNDS (Cost $44,407,491)		44,407,491
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $720,147,458)		824,432,335
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(21,905,554)
NET ASSETS - 100%		$ 802,526,781
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 63,354
Fidelity Securities Lending Cash Central Fund	1,415,116
Total	$ 1,478,470
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 243,426,289	$ 132,751,441	$ 110,674,848	$ -
France	99,317,038	99,317,038	-	-
Germany	78,706,838	78,706,838	-	-
Switzerland	73,810,848	54,694,878	19,115,970	-
Spain	39,322,958	20,880,852	18,442,106	-
Sweden	31,250,437	31,250,437	-	-
Belgium	24,458,380	24,458,380	-	-
Denmark	23,746,589	13,149,783	10,596,806	-
United States of America	23,501,471	23,501,471	-	-
Other	142,483,996	114,648,864	27,835,132	-
Money Market Funds	44,407,491	44,407,491	-	-
Total Investments in Securities:	$ 824,432,335	$ 637,767,473	$ 186,664,862	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $327,080,153 of which $185,464,698 and $141,615,455 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards have been reduced based on regulations applicable to shareholder redemptions by affiliated entities. To the extent not limited by regulations, the capital loss carryforwards are available to offset future capital gains.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $14,847,723) - See accompanying schedule: Unaffiliated issuers (cost $675,739,967)	$ 780,024,844
Fidelity Central Funds (cost $44,407,491)	44,407,491
Total Investments (cost $720,147,458)		$ 824,432,335
Receivable for investments sold		5,034,853
Receivable for fund shares sold		260,222
Dividends receivable		2,465,628
Distributions receivable from Fidelity Central Funds		27,244
Other receivables		392,599
Total assets		832,612,881

Liabilities
Payable to custodian bank	$ 57,438
Payable for investments purchased	12,433,586
Payable for fund shares redeemed	603,566
Accrued management fee	922,190
Other affiliated payables	318,030
Other payables and accrued expenses	100,684
Collateral on securities loaned, at value	15,650,606
Total liabilities		30,086,100

Net Assets		$ 802,526,781
Net Assets consist of:
Paid in capital		$ 1,608,185,610
Undistributed net investment income		16,788,219
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(926,883,033)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		104,435,985
Net Assets, for 26,033,558 shares outstanding		$ 802,526,781
Net Asset Value, offering price and redemption price per share ($802,526,781 ÷ 26,033,558 shares)		$ 30.83

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 49,116,321
Interest		1,576
Income from Fidelity Central Funds		1,478,470
Income before foreign taxes withheld		50,596,367
Less foreign taxes withheld		(5,266,814)
Total income		45,329,553

Expenses
Management fee Basic fee	$ 14,730,995
Performance adjustment	2,063,185
Transfer agent fees	4,627,847
Accounting and security lending fees	924,031
Custodian fees and expenses	375,928
Independent trustees' compensation	12,733
Registration fees	22,937
Audit	77,380
Legal	14,153
Interest	1,242
Miscellaneous	35,344
Total expenses before reductions	22,885,775
Expense reductions	(1,580,717)	21,305,058
Net investment income (loss)		24,024,495
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	183,066,482
Foreign currency transactions	(1,136,579)
Redemption in-kind with affiliated entities	217,485,210
Capital gain distributions from Fidelity Central Funds	3,663
Total net realized gain (loss)		399,418,776
Change in net unrealized appreciation (depreciation) on: Investment securities	(270,021,187)
Assets and liabilities in foreign currencies	24,338
Total change in net unrealized appreciation (depreciation)		(269,996,849)
Net gain (loss)		129,421,927
Net increase (decrease) in net assets resulting from operations		$ 153,446,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,024,495	$ 56,325,730
Net realized gain (loss)	399,418,776	(724,651,734)
Change in net unrealized appreciation (depreciation)	(269,996,849)	1,226,123,892
Net increase (decrease) in net assets resulting from operations	153,446,422	557,797,888
Distributions to shareholders from net investment income	(52,304,897)	(84,199,329)
Share transactions - net increase (decrease)	(2,163,924,191)	(360,094,583)
Redemption fees	18,688	14,843
Total increase (decrease) in net assets	(2,062,763,978)	113,518,819

Net Assets
Beginning of period	2,865,290,759	2,751,771,940
End of period (including undistributed net investment income of $16,788,219 and undistributed net investment income of $46,201,533, respectively)	$ 802,526,781	$ 2,865,290,759

Financial Highlights

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.52	$ 23.57	$ 47.46	$ 42.31	$ 37.26
Income from Investment Operations
Net investment income (loss) B	.33	.52	.68	.69	.58
Net realized and unrealized gain (loss)	2.50	5.16	(20.84)	9.99	8.74
Total from investment operations	2.83	5.68	(20.16)	10.68	9.32
Distributions from net investment income	(.52)	(.73)	(.65)	(.46)	(.30)
Distributions from net realized gain	-	-	(3.08)	(5.07)	(3.97)
Total distributions	(.52)	(.73)	(3.73)	(5.53)	(4.27)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 30.83	$ 28.52	$ 23.57	$ 47.46	$ 42.31
Total Return A	10.01%	25.36%	(46.03)%	28.33%	27.40%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.09%	1.00%	1.06%	1.16%
Expenses net of fee waivers, if any	1.12%	1.09%	1.00%	1.06%	1.16%
Expenses net of all reductions	1.04%	1.04%	.95%	1.01%	1.05%
Net investment income (loss)	1.15%	2.22%	1.82%	1.65%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 802,527	$ 2,845,423	$ 2,751,772	$ 5,464,623	$ 4,033,263
Portfolio turnover rate D	136%	135%	100%	100%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offered Class F shares during the period June 26, 2009 through October 22, 2010, and all outstanding shares were redeemed by period end.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 122,752,200
Gross unrealized depreciation	(32,667,701)
Net unrealized appreciation (depreciation)	$ 90,084,499

Tax Cost	$ 734,347,836

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,788,903
Capital loss carryforward	$ (327,080,153)
Net unrealized appreciation (depreciation)	$ 90,235,607

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 52,304,897	$ 84,199,329

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,697,645,799 and $4,865,986,732, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's (the Europe Class of shares during the period June 26, 2009 through October 22, 2010) relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,448 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,648,200.39%		$ 1,242

Redemptions in kind. During the period, 70,602,253 shares of the Fund held by affiliated entities were redeemed in kind for cash and securities with a value of $2,063,447,602. The net realized gain of $217,485,210 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,759 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

7. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,415,116. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,580,662 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $55.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010 A	2009
From net investment income
Europe	$ 51,533,641	$ 84,199,329
Class F	771,256	-
Total	$ 52,304,897	$ 84,199,329

A All Class F shares were redeemed on October 22, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010 A	2009 B	2010 A	2009 B
Europe
Shares sold	3,055,065	8,157,697	$ 87,101,342	$ 210,132,130
Reinvestment of distributions	1,727,950	4,111,918	50,888,132	83,348,583
Shares redeemed	(78,531,608)C	(29,232,967)	(2,273,191,951)C	(674,156,102)
Net increase (decrease)	(73,748,593)	(16,963,352)	$ (2,135,202,477)	$ (380,675,389)
Class F
Shares sold	7,673,061	703,795	$ 215,895,954	$ 20,808,216
Reinvestment of distributions	26,189	-	771,256	-
Shares redeemed	(8,395,464)C	(7,581)	(245,388,924)C	(227,410)
Net increase (decrease)	(696,214)	696,214	$ (28,721,714)	$ 20,580,806

A All Class F shares were redeemed on October 22, 2010.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

C Amount includes in-kind redemptions (see Note 5: Redemptions in kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	7.12%	-3.05%	-2.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Annual Report

Fidelity Japan Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Robert Rowland, Portfolio Manager of Fidelity® Japan Fund: During the past year, the fund's Retail Class shares returned 7.12%, handily beating the 3.70% gain of the Tokyo Stock Price Index (TOPIX). Strong stock picking in financials - particularly the diversified financials group - lifted the fund's results, as did favorable stock selection in industrials, consumer discretionary and information technology. Against a backdrop of improved credit conditions and a rebound in global equity markets, our holdings in non-bank financials, including Orix, Sompo Japan Insurance - which merged with NipponKoa Insurance to form NKSJ Holdings during the period - and Credit Saison, were among the leading contributors to performance. Other contributors included imaging and optical products manufacturer Canon, automaker Honda Motor, LCD (liquid-crystal display) component suppliers Nippon Electric Glass and Nitto Denko, and wireless telecommunication services and hardware provider NTT DoCoMo. Conversely, a large overweighting in financials, the benchmark's weakest-performing sector, undercut the benefit of favorable security selection in that group. Life insurer T&D Holdings detracted from performance, as did synthetic rubber/resin producer JSR and printed circuit board manufacturer Ibiden. Stanley Electric and Toyoda Gosei, makers of LED (light-emitting-diode) auto parts, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Japan	.88%
Actual		$ 1,000.00	$ 950.50	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Class F	.68%
Actual		$ 1,000.00	$ 952.40	$ 3.35
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan	94.5%
United States of America	5.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan	92.7%
United States of America	7.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.5	92.7
Short-Term Investments and Net Other Assets	5.5	7.3
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.7	3.8
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3.6	4.0
ORIX Corp. (Consumer Finance)	3.5	2.5
Canon, Inc. (Office Electronics)	3.3	3.4
Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	3.1	2.5
Honda Motor Co. Ltd. (Automobiles)	2.7	2.8
Denso Corp. (Auto Components)	2.6	1.8
The Sumitomo Warehouse Co. Ltd. (Transportation Infrastructure)	2.2	1.6
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2.2	2.3
Mitsui & Co. Ltd. (Trading Companies & Distributors)	2.1	1.9
	29.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.4	31.1
Consumer Discretionary	18.9	17.7
Industrials	18.1	14.9
Information Technology	11.6	13.3
Materials	6.7	6.8
Consumer Staples	3.9	2.3
Telecommunication Services	2.0	5.5
Health Care	0.9	1.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 18.9%
Auto Components - 6.8%
Denso Corp.	571,000	$ 17,757,013
NOK Corp.	444,700	7,941,269
Stanley Electric Co. Ltd.	713,500	11,978,855
Toyoda Gosei Co. Ltd.	420,600	9,063,258
		46,740,395
Automobiles - 3.6%
Honda Motor Co. Ltd.	505,600	18,226,266
Toyota Motor Corp.	181,900	6,442,946
		24,669,212
Household Durables - 1.6%
Sekisui House Ltd.	1,131,000	10,629,570
Leisure Equipment & Products - 1.9%
Nikon Corp.	361,900	6,834,764
Sega Sammy Holdings, Inc.	393,300	6,422,222
		13,256,986
Media - 1.2%
Fuji Media Holdings, Inc.	6,020	7,974,798
Multiline Retail - 1.6%
Isetan Mitsukoshi Holdings Ltd.	418,540	4,618,087
Ryohin Keikaku Co. Ltd.	52,100	1,849,106
Takashimaya Co. Ltd.	611,000	4,599,403
		11,066,596
Specialty Retail - 2.2%
Nishimatsuya Chain Co. Ltd.	544,600	5,244,998
Shimachu Co. Ltd.	136,300	2,799,850
Xebio Co. Ltd.	129,400	2,540,723
Yamada Denki Co. Ltd.	65,090	4,230,405
		14,815,976
TOTAL CONSUMER DISCRETIONARY		129,153,533
CONSUMER STAPLES - 3.9%
Beverages - 1.2%
Coca-Cola West Co. Ltd.	92,300	1,411,971
Kirin Holdings Co. Ltd.	524,000	7,180,735
		8,592,706
Food & Staples Retailing - 1.7%
FamilyMart Co. Ltd.	162,000	5,749,621
Lawson, Inc.	128,600	5,849,086
		11,598,707
Personal Products - 1.0%
Kao Corp.	171,800	4,366,634
Kose Corp.	92,000	2,205,393
		6,572,027
TOTAL CONSUMER STAPLES		26,763,440

	Shares	Value
FINANCIALS - 32.4%
Capital Markets - 1.1%
Matsui Securities Co. Ltd.	762,300	$ 4,311,562
Nomura Holdings, Inc.	654,500	3,363,335
		7,674,897
Commercial Banks - 13.8%
Chiba Bank Ltd.	1,415,000	8,735,989
Mitsubishi UFJ Financial Group, Inc.	5,428,400	25,193,229
Mizuho Financial Group, Inc.	5,627,500	8,161,669
Seven Bank Ltd.	3,403	6,127,683
Sumitomo Mitsui Financial Group, Inc.	836,600	24,970,624
Sumitomo Trust & Banking Co. Ltd.	3,891,000	21,244,095
		94,433,289
Consumer Finance - 5.0%
Credit Saison Co. Ltd.	718,000	10,183,897
ORIX Corp.	264,690	24,143,464
		34,327,361
Insurance - 5.9%
MS&AD Insurance Group Holdings, Inc.	248,900	5,962,872
NKSJ Holdings, Inc.	1,971,000	13,544,960
Sony Financial Holdings, Inc.	2,047	7,122,654
T&D Holdings, Inc.	661,000	13,497,219
		40,127,705
Real Estate Investment Trusts - 3.0%
Japan Prime Realty Investment Corp.	1,808	4,491,353
Japan Real Estate Investment Corp.	873	8,407,791
Nomura Real Estate Office Fund, Inc.	1,283	7,884,224
		20,783,368
Real Estate Management & Development - 3.6%
Mitsubishi Estate Co. Ltd.	829,000	14,522,786
Mitsui Fudosan Co. Ltd.	513,000	9,700,967
		24,223,753
TOTAL FINANCIALS		221,570,373
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Alfresa Holdings Corp.	145,100	6,103,684
INDUSTRIALS - 18.1%
Air Freight & Logistics - 0.7%
Yamato Holdings Co. Ltd.	381,300	4,807,002
Building Products - 0.8%
Daikin Industries Ltd.	145,300	5,055,161
Construction & Engineering - 0.3%
Kandenko Co. Ltd.	365,000	2,127,314
Electrical Equipment - 2.4%
Mitsubishi Electric Corp.	984,000	9,222,202
Sumitomo Electric Industries Ltd.	585,600	7,451,617
		16,673,819
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 2.8%
Fanuc Ltd.	53,100	$ 7,687,269
Kubota Corp.	686,000	6,083,491
NSK Ltd.	700,000	5,292,312
		19,063,072
Marine - 0.5%
Iino Kaiun Kaisha Ltd.	313,500	1,402,510
Mitsui OSK Lines Ltd.	337,000	2,155,233
		3,557,743
Road & Rail - 1.9%
East Japan Railway Co.	207,300	12,801,508
Trading Companies & Distributors - 6.5%
Itochu Corp.	1,207,800	10,585,501
Mitsubishi Corp.	535,700	12,867,342
Mitsui & Co. Ltd.	906,700	14,260,042
Sumitomo Corp.	499,200	6,320,275
		44,033,160
Transportation Infrastructure - 2.2%
The Sumitomo Warehouse Co. Ltd.	2,943,000	15,287,361
TOTAL INDUSTRIALS		123,406,140
INFORMATION TECHNOLOGY - 11.6%
Computers & Peripherals - 0.9%
Fujitsu Ltd.	913,000	6,227,988
Electronic Equipment & Components - 4.6%
Ibiden Co. Ltd.	312,700	7,701,894
Nippon Electric Glass Co. Ltd.	357,000	4,588,812
Yamatake Corp.	525,700	12,797,891
Yaskawa Electric Corp.	787,000	6,151,646
		31,240,243
Office Electronics - 4.0%
Canon, Inc.	489,300	22,524,082
Konica Minolta Holdings, Inc.	531,000	5,131,023
		27,655,105
Semiconductors & Semiconductor Equipment - 1.5%
ROHM Co. Ltd.	75,800	4,728,669
Tokyo Electron Ltd.	92,700	5,230,445
		9,959,114
Software - 0.6%
Nintendo Co. Ltd.	16,100	4,171,554
TOTAL INFORMATION TECHNOLOGY		79,254,004

	Shares	Value
MATERIALS - 6.7%
Chemicals - 5.5%
JSR Corp.	608,200	$ 10,528,428
Mitsubishi Chemical Holdings Corp.	632,000	3,250,741
Nissan Chemical Industries Co. Ltd.	533,800	6,129,366
Nitto Denko Corp.	148,100	5,539,716
Shin-Etsu Chemical Co., Ltd.	155,000	7,837,731
Tokai Carbon Co. Ltd.	766,000	4,516,573
		37,802,555
Containers & Packaging - 0.1%
Toyo Seikan Kaisha Ltd.	38,600	658,661
Metals & Mining - 1.1%
Nippon Steel Corp.	524,000	1,646,997
Sumitomo Metal Industries Ltd.	2,522,000	5,853,519
		7,500,516
TOTAL MATERIALS		45,961,732
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
NTT DoCoMo, Inc.	8,265	13,932,109
TOTAL COMMON STOCKS (Cost $752,409,896)		646,145,015
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.23% (b) (Cost $13,390,434)	13,390,434	13,390,434
TOTAL INVESTMENT PORTFOLIO - 96.5% (Cost $765,800,330)		659,535,449
NET OTHER ASSETS (LIABILITIES) - 3.5%		24,061,859
NET ASSETS - 100%		$ 683,597,308
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 117,234
Fidelity Securities Lending Cash Central Fund	20,227
Total	$ 137,461
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 129,153,533	$ 60,045,484	$ 69,108,049	$ -
Consumer Staples	26,763,440	15,216,071	11,547,369	-
Financials	221,570,373	71,722,129	149,848,244	-
Health Care	6,103,684	6,103,684	-	-
Industrials	123,406,140	18,817,185	104,588,955	-
Information Technology	79,254,004	35,551,654	43,702,350	-
Materials	45,961,732	16,068,144	29,893,588	-
Telecommunication Services	13,932,109	-	13,932,109	-
Money Market Funds	13,390,434	13,390,434	-	-
Total Investments in Securities:	$ 659,535,449	$ 236,914,785	$ 422,620,664	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $415,906,874 of which $151,185,501, $237,833,510 and $26,887,863 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $752,409,896)	$ 646,145,015
Fidelity Central Funds (cost $13,390,434)	13,390,434
Total Investments (cost $765,800,330)		$ 659,535,449
Receivable for investments sold		18,050,540
Receivable for fund shares sold		180,832
Dividends receivable		6,802,286
Distributions receivable from Fidelity Central Funds		2,255
Other receivables		23
Total assets		684,571,385

Liabilities
Payable for investments purchased	$ 51,037
Payable for fund shares redeemed	319,944
Accrued management fee	333,392
Transfer agent fee payable	144,298
Other affiliated payables	30,310
Other payables and accrued expenses	95,096
Total liabilities		974,077

Net Assets		$ 683,597,308
Net Assets consist of:
Paid in capital		$ 1,220,369,826
Undistributed net investment income		9,735,869
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(440,538,383)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(105,970,004)
Net Assets		$ 683,597,308
Japan: Net Asset Value, offering price and redemption price per share ($649,315,663 ÷ 61,440,930 shares)		$ 10.57

Class F: Net Asset Value, offering price and redemption price per share ($34,281,645 ÷ 3,235,101 shares)		$ 10.60

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 20,417,362
Income from Fidelity Central Funds		137,461
Income before foreign taxes withheld		20,554,823
Less foreign taxes withheld		(1,429,215)
Total income		19,125,608

Expenses
Management fee Basic fee	$ 7,147,725
Performance adjustment	(919,668)
Transfer agent fees	2,272,841
Accounting and security lending fees	471,081
Custodian fees and expenses	156,426
Independent trustees' compensation	5,908
Registration fees	23,820
Audit	65,356
Legal	5,260
Miscellaneous	14,669
Total expenses before reductions	9,243,418
Expense reductions	(28)	9,243,390
Net investment income (loss)		9,882,218
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,754,900)
Foreign currency transactions	550,668
Total net realized gain (loss)		(10,204,232)
Change in net unrealized appreciation (depreciation) on: Investment securities	55,315,671
Assets and liabilities in foreign currencies	251,854
Total change in net unrealized appreciation (depreciation)		55,567,525
Net gain (loss)		45,363,293
Net increase (decrease) in net assets resulting from operations		$ 55,245,511

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,882,218	$ 8,504,736
Net realized gain (loss)	(10,204,232)	(243,143,523)
Change in net unrealized appreciation (depreciation)	55,567,525	346,812,316
Net increase (decrease) in net assets resulting from operations	55,245,511	112,173,529
Distributions to shareholders from net investment income	(6,665,780)	(12,255,123)
Distributions to shareholders from net realized gain	(9,507,465)	(1,114,103)
Total distributions	(16,173,245)	(13,369,226)
Share transactions - net increase (decrease)	(305,864,432)	(173,975,850)
Redemption fees	107,736	118,891
Total increase (decrease) in net assets	(266,684,430)	(75,052,656)

Net Assets
Beginning of period	950,281,738	1,025,334,394
End of period (including undistributed net investment income of $9,735,869 and undistributed net investment income of $6,519,430, respectively)	$ 683,597,308	$ 950,281,738

Financial Highlights - Japan

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.03	$ 9.03	$ 18.00	$ 16.85	$ 15.00
Income from Investment Operations
Net investment income (loss) B	.10	.08	.10	.04	.01
Net realized and unrealized gain (loss)	.61	1.04	(6.64)	1.35	1.85
Total from investment operations	.71	1.12	(6.54)	1.39	1.86
Distributions from net investment income	(.07)	(.11)	(.04)	(.01)	(.02)
Distributions from net realized gain	(.10)	(.01)	(2.39)	(.23)	(.01)
Total distributions	(.17)	(.12)	(2.43)	(.24)	(.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.02
Net asset value, end of period	$ 10.57	$ 10.03	$ 9.03	$ 18.00	$ 16.85
Total Return A	7.12%	12.84%	(41.88)%	8.36%	12.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.90%	1.12%	1.08%	1.08%
Expenses net of fee waivers, if any	.93%	.90%	1.12%	1.08%	1.08%
Expenses net of all reductions	.93%	.89%	1.10%	1.06%	1.05%
Net investment income (loss)	.97%	.90%	.72%	.24%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 649,316	$ 944,902	$ 1,025,334	$ 1,779,451	$ 1,763,387
Portfolio turnover rate D	43%	73%	78%	158%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.04	$ 10.06
Income from Investment Operations
Net investment income (loss) D	.12	- I
Net realized and unrealized gain (loss)	.62	(.02)
Total from investment operations	.74	(.02)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.10)	-
Total distributions	(.18)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 10.60	$ 10.04
Total Return B, C	7.42%	(.20)%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.69% A
Expenses net of fee waivers, if any	.69%	.69% A
Expenses net of all reductions	.69%	.68% A
Net investment income (loss)	1.21%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,282	$ 5,380
Portfolio turnover rate F	43%	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Japan and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. Subsequent to period end, all Class F shares were redeemed and the Fund no longer offers Class F shares to investors.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 29,099,097
Gross unrealized depreciation	(170,403,023)
Net unrealized appreciation (depreciation)	$ (141,303,926)

Tax Cost	$ 800,839,375

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,143,517
Capital loss carryforward	$ (415,906,874)
Net unrealized appreciation (depreciation)	$ (141,009,049)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 16,173,245	$ 13,369,226

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $399,130,044 and $697,219,555, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Japan. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Japan	$ 2,272,841.24

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,048 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in

Annual Report

7. Security Lending - continued

recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,227. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $28.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Japan	$ 6,581,344	$ 12,255,123
Class F	84,436	-
Total	$ 6,665,780	$ 12,255,123
From net realized gain
Japan	$ 9,401,920	$ 1,114,103
Class F	105,545	-
Total	$ 9,507,465	$ 1,114,103

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Japan
Shares sold	20,810,343	14,149,369	$ 217,088,312	$ 138,053,275
Reinvestment of distributions	1,440,939	1,672,325	14,827,260	12,626,051
Shares redeemed	(55,048,520)	(35,103,846)	(565,865,726)	(330,281,121)
Net increase (decrease)	(32,797,238)	(19,282,152)	$ (333,950,154)	$ (179,601,795)
Class F
Shares sold	8,109,487	547,276	$ 83,695,320	$ 5,744,073
Reinvestment of distributions	18,463	-	189,982	-
Shares redeemed	(5,428,702)	(11,423)	(55,799,580)	(118,128)
Net increase (decrease)	2,699,248	535,853	$ 28,085,722	$ 5,625,945

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in aggregate, of approximately 29% of the total outstanding shares of the Fund.

12. Proposed Reorganization.

The Board of Trustees of the Fund has approved an Agreement and Plan of Reorganization between the Fund and Fidelity Advisor Japan Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of Fidelity Advisor Japan Fund in exchange solely for the

Annual Report

Notes to Financial Statements - continued

12. Proposed Reorganization - continued

number of equivalent shares of the Fund having the same aggregate net asset value as the outstanding shares of the corresponding classes of the Fidelity Advisor Japan Fund on the day the reorganization is effective.

The reorganization was approved by the Fidelity Advisor Japan Fund shareholders and is expected to become effective on or about December 17, 2010. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders. In addition, the Board of Trustees of the Fund approved the creation of additional classes of shares. The Fund commenced operations of Class A, T, B, C and Institutional Class on December 14, 2010.

Annual Report

Fidelity Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	-2.50%	-8.07%	0.01%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap Index performed over the same period.

Annual Report

Fidelity Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Nicholas Price, Portfolio Manager of Fidelity® Japan Smaller Companies Fund: For the year, the fund fell 2.50%, trailing the 3.24% return of the Russell/Nomura Mid-Small Cap Index. Unsuccessful stock selection in the consumer discretionary, materials and consumer staples sectors was the principal source of the fund's underperformance. In particular, holdings in retailers and non-bank financials were major detractors. During the second half of the period, underweightings in defensive segments of the market - most notably utilities - and overweightings in more-economically sensitive sectors, such as financials and information technology, proved costly. Individual detractors included MEGANE TOP, operator of low-cost eyewear stores, which fell sharply in autumn 2009, when monthly sales started to show signs of weakness due to intensifying price competition. Also in retailing, Point (casual apparel) and Ryohin Keikaku (household items and apparel under the Muji brand) struggled as earnings weakened amid unseasonable weather and intensifying competition. Elsewhere, condo development and leasing company Leopalace21, baby goods maker/distributor Pigeon and financials firm Promise also hampered results. In contrast, security selection in diversified financials added value. Within the segment, a significant stake in large-cap leasing company ORIX was the fund's leading contributor to relative performance. DeNA (social game developer), Start Today (online apparel retailer) and Kakaku.com (price-comparison site) also lifted results, as did the fund's exposure to some blue-chip exporters, most notably Sony. Leopalace21 and Sony were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Smaller Companies Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Actual	1.09%	$ 1,000.00	$ 916.50	$ 5.27
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.71	$ 5.55

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Smaller Companies Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan	99.0%
United States of America	1.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan	98.8%
United States of America	1.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.8
Short-Term Investments and Net Other Assets	1.0	1.2
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Stanley Electric Co. Ltd. (Auto Components)	5.9	5.7
ORIX Corp. (Consumer Finance)	5.7	5.5
Daikin Industries Ltd. (Building Products)	4.4	4.6
GREE, Inc. (Internet Software & Services)	4.3	1.4
Osaka Securities Exchange Co. Ltd. (Diversified Financial Services)	4.2	3.7
Honda Motor Co. Ltd. (Automobiles)	3.9	2.9
DeNA Co. Ltd. (Internet & Catalog Retail)	3.6	3.5
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3.4	3.5
Pigeon Corp. (Household Products)	3.3	3.3
Canon, Inc. (Office Electronics)	3.1	1.0
	41.8
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.8	24.7
Financials	24.8	25.3
Information Technology	17.4	19.5
Industrials	13.3	14.5
Materials	10.4	6.2
Consumer Staples	4.6	6.3
Health Care	2.7	2.3

Annual Report

Fidelity Japan Smaller Companies Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 25.8%
Auto Components - 6.5%
Nippon Seiki Co. Ltd.	46,000	$ 465,888
Sanden Corp.	148,000	597,738
Stanley Electric Co. Ltd.	1,005,000	16,872,812
Yachiyo Industry Co. Ltd.	85,200	606,681
		18,543,119
Automobiles - 4.7%
Honda Motor Co. Ltd.	309,300	11,149,889
Mazda Motor Corp.	864,000	2,195,811
		13,345,700
Household Durables - 3.5%
Arnest One Corp.	569,000	6,017,385
Haseko Corp. (a)	2,558,000	2,193,389
Hitachi Koki Co. Ltd.	205,900	1,752,721
		9,963,495
Internet & Catalog Retail - 6.3%
DeNA Co. Ltd.	397,800	10,292,278
Start Today Co. Ltd.	2,490	7,745,085
		18,037,363
Media - 0.3%
Opt, Inc.	562	649,509
Proto Corp.	2,400	97,676
		747,185
Multiline Retail - 0.1%
Ryohin Keikaku Co. Ltd.	9,900	351,366
Specialty Retail - 4.2%
ABC-Mart, Inc.	9,700	329,923
Bals Corp. (d)	823	836,602
Bell-Park Co., Ltd.	344	445,016
MEGANE TOP CO. LTD. (d)	212,990	2,355,674
Pal Co. Ltd.	41,500	1,211,942
Point, Inc.	161,400	6,749,235
		11,928,392
Textiles, Apparel & Luxury Goods - 0.2%
Japan Vilene Co. Ltd.	142,000	688,207
TOTAL CONSUMER DISCRETIONARY		73,604,827
CONSUMER STAPLES - 4.6%
Household Products - 4.6%
Pigeon Corp.	319,600	9,516,113
Uni-Charm Corp. (d)	98,300	3,756,338
		13,272,451
FINANCIALS - 24.8%
Commercial Banks - 6.8%
Mitsubishi UFJ Financial Group, Inc.	399,000	1,851,761

	Shares	Value
Mizuho Financial Group, Inc.	5,503,400	$ 7,981,685
Sumitomo Mitsui Financial Group, Inc.	321,900	9,607,989
		19,441,435
Consumer Finance - 6.8%
Aeon Credit Service Co. Ltd.	222,900	2,564,998
ORIX Corp.	179,020	16,329,151
Promise Co. Ltd. (d)	127,950	535,841
		19,429,990
Diversified Financial Services - 5.0%
Japan Securities Finance Co. Ltd.	391,200	2,396,689
Osaka Securities Exchange Co. Ltd.	2,371	11,933,080
		14,329,769
Insurance - 2.1%
Fuji Fire & Marine Insurance Co. Ltd. (a)	2,579,000	3,204,921
T&D Holdings, Inc.	130,050	2,655,542
		5,860,463
Real Estate Management & Development - 4.1%
Airport Facilities Co. Ltd.	158,400	623,994
Mitsui Fudosan Co. Ltd.	76,000	1,437,180
Nisshin Fudosan Co. Ltd.	37,700	266,575
Takara Leben Co. Ltd. (d)	899,700	6,428,824
Toc Co. Ltd.	100,400	414,226
Toho Real Estate Co. Ltd.	31,900	183,147
Tokyo Tatemono Co. Ltd.	410,000	1,652,053
Tokyu Land Corp.	152,000	692,692
		11,698,691
TOTAL FINANCIALS		70,760,348
HEALTH CARE - 2.7%
Biotechnology - 1.4%
Sosei Group Corp. (a)	3,541	4,092,370
Health Care Equipment & Supplies - 1.0%
Sysmex Corp.	39,200	2,689,002
Terumo Corp.	4,000	203,134
		2,892,136
Pharmaceuticals - 0.3%
Rohto Pharmaceutical Co. Ltd.	55,000	681,434
TOTAL HEALTH CARE		7,665,940
INDUSTRIALS - 13.3%
Airlines - 0.3%
Skymark Airlines, Inc. (a)	90,300	972,910
Building Products - 7.2%
Central Glass Co. Ltd.	170,000	733,068
Daikin Industries Ltd.	365,100	12,702,267
Nichias Corp.	910,000	3,924,071
Noritz Corp.	137,400	2,520,224
Shinko Kogyo Co. Ltd.	203,000	618,056
		20,497,686
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.1%
Aeon Delight Co. Ltd.	18,700	$ 347,648
Construction & Engineering - 0.1%
Yahagi Construction Co. Ltd.	48,000	272,598
Electrical Equipment - 0.5%
Nidec Corp.	3,500	345,630
Nippon Carbon Co. Ltd.	300,000	958,121
		1,303,751
Machinery - 4.3%
HIRANO TECSEED Co. Ltd.	174,000	1,933,093
Hoshizaki Electric Co. Ltd.	80,700	1,590,533
Komatsu Ltd.	10,000	244,414
Kubota Corp.	249,000	2,208,148
Makita Corp.	61,900	2,176,923
Miura Co. Ltd.	45,400	1,028,510
Nitta Corp.	197,700	3,129,984
		12,311,605
Marine - 0.0%
Japan Transcity Corp.	53,000	156,754
Professional Services - 0.0%
Outsourcing, Inc.	350	118,783
Trading Companies & Distributors - 0.8%
Mitsui & Co. Ltd.	137,800	2,167,237
TOTAL INDUSTRIALS		38,148,972
INFORMATION TECHNOLOGY - 17.4%
Computers & Peripherals - 0.2%
Mutoh Holdings Co. Ltd. (a)	236,000	498,571
Electronic Equipment & Components - 2.5%
Mitsumi Electric Co. Ltd.	44,600	758,342
Murata Manufacturing Co. Ltd.	12,800	719,771
Nippon Electric Glass Co. Ltd.	45,000	578,422
Origin Electric Co. Ltd. (a)	555,000	1,931,154
Shimadzu Corp.	52,000	390,953
Shinko Shoji Co. Ltd.	64,300	476,237
TDK Corp.	39,800	2,270,785
		7,125,664
Internet Software & Services - 5.4%
GREE, Inc. (d)	979,700	12,369,519
Kakaku.com, Inc.	673	3,253,349
		15,622,868
IT Services - 1.2%
CAC Corp.	63,300	442,085
ITOCHU Techno-Solutions Corp.	22,900	781,167
NEC Fielding Ltd.	32,700	351,910

	Shares	Value
Net One Systems Co. Ltd.	1,185	$ 1,653,728
SBI VeriTrans Co., Ltd.	215	113,284
		3,342,174
Office Electronics - 5.3%
Canon, Inc.	192,700	8,870,612
Ricoh Co. Ltd.	454,000	6,350,833
		15,221,445
Semiconductors & Semiconductor Equipment - 2.8%
Ferrotec Corp.	238,500	2,649,671
NPC, Inc. (d)	101,100	2,336,846
Samco, Inc.	32,200	350,130
Tokyo Electron Ltd.	46,400	2,618,044
		7,954,691
TOTAL INFORMATION TECHNOLOGY		49,765,413
MATERIALS - 10.4%
Chemicals - 5.6%
JSR Corp.	47,300	818,801
Kanto Denka Kogyo Co. Ltd. (d)	659,000	4,954,579
Shin-Etsu Chemical Co., Ltd.	29,700	1,501,810
Stella Chemifa Corp. (d)	111,100	4,790,816
Tanaka Chemical Corp. (d)	80,000	1,425,624
Toda Kogyo Corp. (d)	290,000	2,558,717
		16,050,347
Metals & Mining - 4.8%
Chuo Denki Kogyo Co. Ltd.	135,000	771,716
Hitachi Metals Ltd.	168,000	1,914,453
Sumitomo Metal Mining Co. Ltd.	464,000	7,383,778
Toyo Kohan Co. Ltd.	351,000	1,775,283
Yamato Kogyo Co. Ltd.	69,400	1,780,062
		13,625,292
TOTAL MATERIALS		29,675,639
TOTAL COMMON STOCKS (Cost $269,033,474)		282,893,590
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 0.23% (b)	2,137,709	2,137,709
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	14,924,706	14,924,706
TOTAL MONEY MARKET FUNDS (Cost $17,062,415)		17,062,415
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $286,095,889)		299,956,005
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(14,352,905)
NET ASSETS - 100%		$ 285,603,100
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,140
Fidelity Securities Lending Cash Central Fund	551,158
Total	$ 553,298
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 73,604,827	$ 60,259,127	$ 13,345,700	$ -
Consumer Staples	13,272,451	13,272,451	-	-
Financials	70,760,348	44,881,446	25,878,902	-
Health Care	7,665,940	7,462,806	203,134	-
Industrials	38,148,972	20,481,276	17,667,696	-
Information Technology	49,765,413	28,318,375	21,447,038	-
Materials	29,675,639	20,790,051	8,885,588	-
Money Market Funds	17,062,415	17,062,415	-	-
Total Investments in Securities:	$ 299,956,005	$ 212,527,947	$ 87,428,058	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $99,728,958 of which $34,348,914 and $65,380,044 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010
Assets
Investment in securities, at value (including securities loaned of $14,195,983) - See accompanying schedule: Unaffiliated issuers (cost $269,033,474)	$ 282,893,590
Fidelity Central Funds (cost $17,062,415)	17,062,415
Total Investments (cost $286,095,889)		$ 299,956,005
Foreign currency held at value (cost $1,843)		1,843
Receivable for investments sold		1,236,262
Receivable for fund shares sold		61,303
Dividends receivable		1,494,684
Distributions receivable from Fidelity Central Funds		32,284
Other receivables		7
Total assets		302,782,388

Liabilities
Payable for investments purchased	$ 1,679,236
Payable for fund shares redeemed	266,985
Accrued management fee	176,083
Other affiliated payables	75,075
Other payables and accrued expenses	57,203
Collateral on securities loaned, at value	14,924,706
Total liabilities		17,179,288

Net Assets		$ 285,603,100
Net Assets consist of:
Paid in capital		$ 377,093,650
Undistributed net investment income		1,379,701
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(106,797,062)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,926,811
Net Assets, for 34,691,270 shares outstanding		$ 285,603,100
Net Asset Value, offering price and redemption price per share ($285,603,100 ÷ 34,691,270 shares)		$ 8.23

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends		$ 4,828,583
Income from Fidelity Central Funds (including $551,158 from security lending)		553,298
Income before foreign taxes withheld		5,381,881
Less foreign taxes withheld		(338,001)
Total income		5,043,880

Expenses
Management fee	$ 2,368,149
Transfer agent fees	875,527
Accounting and security lending fees	179,303
Custodian fees and expenses	118,476
Independent trustees' compensation	2,080
Registration fees	19,506
Audit	53,759
Legal	1,860
Interest	593
Miscellaneous	5,432
Total expenses		3,624,685
Net investment income (loss)		1,419,195
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,461,341
Foreign currency transactions	23,065
Capital gain distributions from Fidelity Central Funds	1,744
Total net realized gain (loss)		28,486,150
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,323,146)
Assets and liabilities in foreign currencies	45,626
Total change in net unrealized appreciation (depreciation)		(38,277,520)
Net gain (loss)		(9,791,370)
Net increase (decrease) in net assets resulting from operations		$ (8,372,175)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,419,195	$ 1,165,882
Net realized gain (loss)	28,486,150	(66,300,010)
Change in net unrealized appreciation (depreciation)	(38,277,520)	136,778,267
Net increase (decrease) in net assets resulting from operations	(8,372,175)	71,644,139
Distributions to shareholders from net investment income	(1,348,099)	(2,197,996)
Distributions to shareholders from net realized gain	(5,392,393)	(549,498)
Total distributions	(6,740,492)	(2,747,494)
Share transactions Proceeds from sales of shares	50,767,825	69,815,224
Reinvestment of distributions	4,237,697	1,683,605
Cost of shares redeemed	(150,075,480)	(138,732,098)
Net increase (decrease) in net assets resulting from share transactions	(95,069,958)	(67,233,269)
Redemption fees	71,634	116,866
Total increase (decrease) in net assets	(110,110,991)	1,780,242

Net Assets
Beginning of period	395,714,091	393,933,849
End of period (including undistributed net investment income of $1,379,701 and undistributed net investment income of $1,101,593, respectively)	$ 285,603,100	$ 395,714,091
Other Information Shares
Sold	5,995,088	9,049,354
Issued in reinvestment of distributions	497,382	259,816
Redeemed	(17,876,316)	(19,628,461)
Net increase (decrease)	(11,383,846)	(10,319,291)

Financial Highlights

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 6.99	$ 12.63	$ 13.43	$ 14.25
Income from Investment Operations
Net investment income (loss) B	.04	.02	.04	.03	.01
Net realized and unrealized gain (loss)	(.25)	1.63	(5.45)	(.46)	- F
Total from investment operations	(.21)	1.65	(5.41)	(.43)	.01
Distributions from net investment income	(.03)	(.04)	(.02)	(.01)	(.02)
Distributions from net realized gain	(.12)	(.01)	(.21)	(.36)	(.83)
Total distributions	(.15)	(.05)	(.23)	(.37)	(.85)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.02
Net asset value, end of period	$ 8.23	$ 8.59	$ 6.99	$ 12.63	$ 13.43
Total Return A	(2.50)%	23.84%	(43.58)%	(3.27)%	(.36)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	1.16%	1.05%	1.02%	1.02%
Expenses net of fee waivers, if any	1.09%	1.16%	1.05%	1.02%	1.02%
Expenses net of all reductions	1.09%	1.14%	1.03%	1.00%	1.01%
Net investment income (loss)	.43%	.33%	.44%	.23%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 285,603	$ 395,714	$ 393,934	$ 811,653	$ 1,217,239
Portfolio turnover rate D	78%	183%	86%	76%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,701,159
Gross unrealized depreciation	(25,078,348)
Net unrealized appreciation (depreciation)	$ 3,622,811

Tax Cost	$ 296,333,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,548,902
Capital loss carryforward	$ (99,728,958)
Net unrealized appreciation (depreciation)	$ 3,689,506

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 6,740,492	$ 2,747,494

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $258,361,348 and $360,284,410, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,991,000.40%		$ 593

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,357 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	25.91%	17.76%	17.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Annual Report

Fidelity Latin America Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Latin America Fund: For the year, the fund's Retail Class shares returned 25.91%, outperforming the MSCI EM (Emerging Markets) Latin America Index, which returned 23.75%. Stock selection in materials, consumer staples and health care contributed, as did underweighting the poor-performing energy sector. Conversely, unfavorable stock selection in utilities and underweighting financials hurt. Geographically, the fund benefited from solid picks in Brazil and its positioning in Chile. Underweighting Colombia and weak stock selection in Mexico dampened performance. Overweighting Chilean steel and iron producer CAP and underweighting Brazilian oil giant and major index component Petroleo Brasilerio (Petrobras) boosted performance. Banco Santander Chile also helped, as did four Brazilian companies: airline TAM, dental insurance company and out-of-benchmark holding Odontoprev, and food/beverage/tobacco firms Souza Cruz Industria Comerico and Companhia de Bebidas das Americas. The fund's modest cash position also held back performance amid a strong market. Not owning Mexican copper company and index component Grupo Mexico detracted, as did an investment in Brazilian cable TV company Net Servicos de Comunicacao. Untimely ownership of several firms also curtailed results: Brazilian electric utility Eletrobras, Brazilian brokerage Itausa and Peruvian bank Credicorp. Underweighting Chile's LAN Airlines detracted further. Some stocks I've mentioned were not held at period end.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010) for Latin America and for the entire period (September 28, 2010 to October 31, 2010) for Class A,T,B,C and Institutional Class of Latin America.

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2010	Expenses Paid During Period
Class A	1.37%
Actual		$ 1,000.00	$ 1,051.40	$ 1.31 B
Hypothetical A		$ 1,000.00	$ 1,018.30	$ 6.97 C
Class T	1.63%
Actual		$ 1,000.00	$ 1,051.20	$ 1.56 B
Hypothetical A		$ 1,000.00	$ 1,016.99	$ 8.29 C
Class B	2.12%
Actual		$ 1,000.00	$ 1,050.60	$ 2.02 B
Hypothetical A		$ 1,000.00	$ 1,014.52	$ 10.76 C
Class C	2.09%
Actual		$ 1,000.00	$ 1,050.60	$ 2.00 B
Hypothetical A		$ 1,000.00	$ 1,014.67	$ 10.61 C
Latin America	1.04%
Actual		$ 1,000.00	$ 1,141.90	$ 5.61 B
Hypothetical A		$ 1,000.00	$ 1,019.96	$ 5.30 C
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,051.50	$ 1.03 B
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.50 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Latin America and multiplied by 34/365 (to reflect the period September 28, 2010 to October 31, 2010) for Class A,T,B,C and Institutional Class of Latin America.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Brazil	59.9%
Mexico	15.9%
Chile	11.9%
United States of America	3.7%
Colombia	3.3%
Peru	2.0%
Luxembourg	1.3%
Bermuda	1.1%
Bahamas (Nassau)	0.5%
Other	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Brazil	62.4%
Mexico	19.3%
Chile	9.5%
United States of America	3.9%
Luxembourg	1.6%
Peru	1.6%
Panama	0.9%
Colombia	0.3%
Bahamas (Nassau)	0.2%
Other	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.6
Short-Term Investments and Net Other Assets	1.8	2.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	8.6	8.5
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	7.6	7.8
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	6.0	9.5
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	5.6	7.5
Petroleo Brasileiro SA - Petrobras (ON) sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	4.2	5.9
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.1	2.6
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.7	3.3
Vale SA sponsored ADR (Brazil, Metals & Mining)	3.5	3.5
CAP SA (Chile, Metals & Mining)	3.3	2.7
Banco Santander Chile sponsored ADR (Chile, Commercial Banks)	2.7	2.0
	49.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	15.5
Materials	19.3	22.5
Consumer Staples	16.6	13.0
Energy	13.2	14.9
Telecommunication Services	11.3	12.1
Utilities	6.0	7.2
Consumer Discretionary	5.7	5.7
Industrials	3.5	6.1
Health Care	1.0	0.6
Information Technology	0.4	0.0

Annual Report

Fidelity Latin America Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Bahamas (Nassau) - 0.5%
Petrominerales Ltd. (d)	868,800	$ 22,258,794
Bermuda - 1.1%
Credicorp Ltd. (NY Shares)	384,100	48,350,508
Brazil - 59.9%
AES Tiete SA (PN) (non-vtg.)	6,083,145	83,852,428
Banco Bradesco SA:
(PN)	3,290,316	67,790,722
(PN) sponsored ADR (d)	5,543,722	115,309,418
BR Malls Participacoes SA	1,736,800	16,590,054
Brascan Residential Properties SA	7,648,900	41,634,619
Brasil Foods SA	1,630,700	23,657,228
Brasil Insurance Participacoes e Administracao SA (a)	7,700	6,110,393
Centrais Eletricas Brasileiras SA (Electrobras):
(PN-B) sponsored ADR (d)	986,165	16,123,798
sponsored ADR	843,700	11,786,489
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR (d)	1,320,026	183,800,420
sponsored ADR (d)	70,505	7,984,691
Companhia de Concessoes Rodoviarias	1,974,700	53,395,368
Companhia de Saneamento de Minas Gerais	63,876	979,993
CPFL Energia SA sponsored ADR (d)	420,967	30,238,060
Drogasil SA	441,000	11,154,614
Eletropaulo Metropolitana SA (PN-B)	802,120	14,003,623
Gerdau SA	390,500	3,879,291
Gerdau SA sponsored ADR (d)	682,800	8,903,712
Itau Unibanco Banco Multiplo SA	3,585,931	87,477,155
Itau Unibanco Banco Multiplo SA:
ADR	11,649,603	286,114,250
ADR (a)(e)	590,300	14,497,768
Itausa-Investimentos Itau SA (PN)	4,987,700	39,550,948
Light SA	695,700	8,759,637
Lojas Americanas SA (PN)	6,847,300	73,616,927
Lojas Renner SA	453,600	17,917,893
Multiplan Empreendimentos Imobiliarios SA	848,000	19,440,395
Multiplus SA	1,836,300	31,195,080
Net Servicos de Comunicacao SA (PN) (a)	5,225,440	70,278,666
Odontoprev SA	3,079,600	45,256,290
OGX Petroleo e Gas Participacoes SA (a)	4,974,700	65,268,813
Petroleo Brasileiro SA - Petrobras:
(ON)	938,228	15,745,597
(ON) sponsored ADR	5,079,420	173,309,810
(PN) (non-vtg.)	9,078,671	137,951,825
(PN) sponsored ADR (non-vtg.) (d)	3,646,533	113,735,364
Souza Cruz Industria Comerico	2,115,100	108,676,752
TAM SA (PN) sponsored ADR (ltd. vtg.)	2,776,336	68,492,209
TIM Participacoes SA	6,855,400	22,445,672

	Shares	Value
TIM Participacoes SA sponsored ADR (non-vtg.) (d)	1,621,511	$ 52,309,945
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,195,650	17,430,120
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	3,663,500	45,718,378
Vale SA:
(PN-A)	1,813,500	50,902,084
(PN-A) sponsored ADR	7,709,345	221,489,482
sponsored ADR	4,963,500	159,526,890
Vivo Participacoes SA:
(PN)	806,938	23,242,395
sponsored ADR	1,310,041	37,519,574
TOTAL BRAZIL		2,705,064,840
Canada - 0.3%
Silver Standard Resources, Inc. (a)	506,800	12,305,108
Chile - 11.9%
Banco Santander Chile sponsored ADR	1,323,100	122,571,984
CAP SA	2,940,288	149,674,298
Cencosud SA	6,940,914	54,190,647
Compania Cervecerias Unidas SA	3,869,596	43,114,181
Compania Cervecerias Unidas SA sponsored ADR	241,700	13,595,625
Empresa Nacional de Electricidad SA	7,518,537	13,234,103
Empresas La Polar SA	1,801,860	12,851,907
Enersis SA	45,750,203	20,903,025
Enersis SA sponsored ADR	2,878,372	65,655,665
SACI Falabella	4,206,229	42,135,389
TOTAL CHILE		537,926,824
Colombia - 3.3%
BanColombia SA sponsored ADR	1,090,000	73,520,500
Bolsa de Valores de Colombia	385,727,359	9,479,081
Ecopetrol SA	27,756,465	66,550,312
Ecopetrol SA ADR	29,300	1,398,782
TOTAL COLOMBIA		150,948,675
Luxembourg - 1.3%
Millicom International Cellular SA	322,113	30,471,890
Ternium SA sponsored ADR	867,307	29,731,284
TOTAL LUXEMBOURG		60,203,174
Mexico - 15.9%
America Movil SAB de CV:
Series L	2,590,600	7,425,387
Series L sponsored ADR	5,867,205	335,956,158
Banco Compartamos SA de CV	1,219,100	8,636,011
Bolsa Mexicana de Valores SA de CV (d)	14,054,300	25,558,445
Coca-Cola FEMSA SAB de CV sponsored ADR	449,000	35,682,030
Fomento Economico Mexicano SAB de CV sponsored ADR	225,258	12,368,917
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Bimbo Sab de CV Series A	659,600	$ 5,084,322
Grupo Comercial Chedraui de CV (a)	5,790,100	18,729,160
Grupo Modelo SAB de CV Series C	5,980,200	33,487,764
Industrias Penoles SA de CV	1,201,630	34,040,265
Kimberly-Clark de Mexico SA de CV Series A	5,066,800	31,794,421
Wal-Mart de Mexico SA de CV Series V	61,686,670	168,719,948
TOTAL MEXICO		717,482,828
Panama - 0.1%
Copa Holdings SA Class A	79,300	4,022,889
Peru - 2.0%
Compania de Minas Buenaventura SA sponsored ADR	1,710,200	90,709,008
United States of America - 1.9%
First Cash Financial Services, Inc. (a)	664,608	19,320,155
Mercadolibre, Inc. (a)(d)	269,000	17,788,970
Southern Copper Corp.	1,155,100	49,438,280
TOTAL UNITED STATES OF AMERICA		86,547,405
TOTAL COMMON STOCKS (Cost $2,312,779,474)		4,435,820,053
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	53,737,385	$ 53,737,385
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	102,683,905	102,683,905
TOTAL MONEY MARKET FUNDS (Cost $156,421,290)		156,421,290
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $2,469,200,764)		4,592,241,343
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(74,745,375)
NET ASSETS - 100%		$ 4,517,495,968
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,497,768 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 84,184
Fidelity Securities Lending Cash Central Fund	586,004
Total	$ 670,188
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 2,705,064,840	$ 2,698,954,447	$ 6,110,393	$ -
Mexico	717,482,828	717,482,828	-	-
Chile	537,926,824	537,926,824	-	-
Colombia	150,948,675	150,948,675	-	-
Peru	90,709,008	90,709,008	-	-
United States of America	86,547,405	86,547,405	-	-
Luxembourg	60,203,174	60,203,174	-	-
Bermuda	48,350,508	48,350,508	-	-
Bahamas (Nassau)	22,258,794	22,258,794	-	-
Other	16,327,997	16,327,997	-	-
Money Market Funds	156,421,290	156,421,290	-	-
Total Investments in Securities:	$ 4,592,241,343	$ 4,586,130,950	$ 6,110,393	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $425,993,249 of which $18,806,576, $31,200,847 and $375,985,826 will expire on October 31, 2015, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The capital loss carryforward expiring October 31, 2015 and October 31, 2016 were acquired from Fidelity Advisor Latin America Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $101,291,620) - See accompanying schedule: Unaffiliated issuers (cost $2,312,779,474)	$ 4,435,820,053
Fidelity Central Funds (cost $156,421,290)	156,421,290
Total Investments (cost $2,469,200,764)		$ 4,592,241,343
Foreign currency held at value (cost $10,492,341)		10,469,243
Receivable for investments sold		17,239,484
Receivable for fund shares sold		4,585,338
Dividends receivable		14,057,987
Distributions receivable from Fidelity Central Funds		53,766
Other receivables		570,099
Total assets		4,639,217,260

Liabilities
Payable for investments purchased	$ 10,996,858
Payable for fund shares redeemed	3,880,116
Accrued management fee	2,634,325
Distribution and service plan fees payable	91,638
Other affiliated payables	877,009
Other payables and accrued expenses	557,441
Collateral on securities loaned, at value	102,683,905
Total liabilities		121,721,292

Net Assets		$ 4,517,495,968
Net Assets consist of:
Paid in capital		$ 2,836,057,819
Undistributed net investment income		12,014,368
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(453,630,606)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,123,054,387
Net Assets		$ 4,517,495,968

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($115,625,689 ÷ 2,011,628 shares)	$ 57.48

Maximum offering price per share (100/94.25 of $57.48)	$ 60.99
Class T: Net Asset Value and redemption price per share ($36,820,312 ÷ 640,743 shares)	$ 57.47

Maximum offering price per share (100/96.50 of $57.47)	$ 59.55
Class B: Net Asset Value and offering price per share ($20,391,715 ÷ 355,023 shares)A	$ 57.44

Class C: Net Asset Value and offering price per share ($48,328,614 ÷ 841,390 shares)A	$ 57.44

Latin America: Net Asset Value, offering price and redemption price per share ($4,283,461,984 ÷ 74,497,448 shares)	$ 57.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,867,654 ÷ 223,808 shares)	$ 57.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 140,582,424
Interest		616
Income from Fidelity Central Funds		670,188
Income before foreign taxes withheld		141,253,228
Less foreign taxes withheld		(11,229,284)
Total income		130,023,944

Expenses
Management fee	$ 29,682,512
Transfer agent fees	9,142,613
Distribution and service plan fees	91,835
Accounting and security lending fees	1,584,130
Custodian fees and expenses	2,502,166
Independent trustees' compensation	23,783
Registration fees	191,852
Audit	73,353
Legal	20,416
Interest	8,537
Miscellaneous	54,353
Total expenses before reductions	43,375,550
Expense reductions	(1,043,771)	42,331,779
Net investment income (loss)		87,692,165
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	297,443,270
Capital gain distributions from Fidelity Central Funds	16,900
Foreign currency transactions	(3,949,502)
Total net realized gain (loss)		293,510,668
Change in net unrealized appreciation (depreciation) on: Investment securities	519,646,669
Assets and liabilities in foreign currencies	(463,211)
Total change in net unrealized appreciation (depreciation)		519,183,458
Net gain (loss)		812,694,126
Net increase (decrease) in net assets resulting from operations		$ 900,386,291

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 87,692,165	$ 57,543,805
Net realized gain (loss)	293,510,668	(469,604,930)
Change in net unrealized appreciation (depreciation)	519,183,458	1,902,747,452
Net increase (decrease) in net assets resulting from operations	900,386,291	1,490,686,327
Distributions to shareholders from net investment income	(118,560,409)	(34,726,095)
Distributions to shareholders from net realized gain	(33,986,366)	-
Total distributions	(152,546,775)	(34,726,095)
Share transactions - net increase (decrease)	(275,675,234)	360,846,005
Redemption fees	1,583,234	1,335,831
Total increase (decrease) in net assets	473,747,516	1,818,142,068

Net Assets
Beginning of period	4,043,748,452	2,225,606,384
End of period (including undistributed net investment income of $12,014,368 and undistributed net investment income of $42,882,612, respectively)	$ 4,517,495,968	$ 4,043,748,452

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.81
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.48
Total Return B,C,D	5.14%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	1.37% A
Expenses net of all reductions	1.34% A
Net investment income (loss)	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,626
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

Financial Highlights - Class T

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.01
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.80
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.47
Total Return B,C,D	5.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63% A
Expenses net of fee waivers, if any	1.63% A
Expenses net of all reductions	1.60% A
Net investment income (loss)	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,820
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.77
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.44
Total Return B,C,D	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12% A
Expenses net of fee waivers, if any	2.12% A
Expenses net of all reductions	2.10% A
Net investment income (loss)	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,392
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

Financial Highlights - Class C

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.77
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.44
Total Return B,C,D	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.09% A
Expenses net of fee waivers, if any	2.09% A
Expenses net of all reductions	2.07% A
Net investment income (loss)	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,329
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 47.29	$ 28.69	$ 67.90	$ 41.13	$ 29.40
Income from Investment Operations
Net investment income (loss) B	1.07	.72	.83	.68	.82
Net realized and unrealized gain (loss)	11.00	18.32	(37.74)	27.43	11.68
Total from investment operations	12.07	19.04	(36.91)	28.11	12.50
Distributions from net investment income	(1.49)	(.46)	(.65)	(.61)	(.46)
Distributions from net realized gain	(.39)	-	(1.72)	(.77)	(.38)
Total distributions	(1.88)	(.46)	(2.37)	(1.38)	(.84)
Redemption fees added to paid in capital B	.02	.02	.07	.04	.07
Net asset value, end of period	$ 57.50	$ 47.29	$ 28.69	$ 67.90	$ 41.13
Total Return A	25.91%	67.88%	(56.20)%	70.35%	43.57%
Ratios to Average Net Assets C,E
Expenses before reductions	1.03%	1.07%	1.02%	1.00%	1.05%
Expenses net of fee waivers, if any	1.03%	1.07%	1.02%	1.00%	1.05%
Expenses net of all reductions	1.01%	1.05%	1.00%	.98%	1.02%
Net investment income (loss)	2.10%	2.04%	1.41%	1.33%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,283,462	$ 4,043,748	$ 2,225,606	$ 6,219,690	$ 3,122,473
Portfolio turnover rate D	56% F	52%	51%	52%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Period ended October 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.82
Distributions from net investment income	(.80)
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 57.49
Total Return B,C	5.15%
Ratios to Average Net Assets E,H
Expenses before reductions	1.08% A
Expenses net of fee waivers, if any	1.08% A
Expenses net of all reductions	1.06% A
Net investment income (loss)	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,868
Portfolio turnover rate F	56% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Latin America Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund launched shares of Class A, Class T, Class B, Class C, and Institutional Class and the existing class was designated Latin America on September 28, 2010. Each class has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,104,075,629
Gross unrealized depreciation	(24,006,376)
Net unrealized appreciation (depreciation)	$ 2,080,069,253

Tax Cost	$ 2,512,172,090

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,349,071
Capital loss carryforward	$ (425,993,249)
Net unrealized appreciation (depreciation)	$ 2,080,083,061

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 152,546,775	$ 34,726,095

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,260,960,609 and $2,764,008,467, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 22,839	$ -
Class T	.25%	.25%	14,535	-
Class B	.75%	.25%	16,306	11,638
Class C	.75%	.25%	38,155	2,577
			$ 91,835	$ 14,215

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,464
Class T	880
Class B	2,206
Class C	400
$ 9,950

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,211	.30*
Class T	8,883	.31*
Class B	4,861	.30*
Class C	10,426	.27*
Latin America	9,088,528.22
Institutional Class	2,704	.26*
	$ 9,142,613

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,632 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,527,535.44%		$ 6,510

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $586,004. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $14,799,857. The weighted average interest rate was .70%. The interest expense amounted to $2,027 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Latin America's operating expenses. During the period, this reimbursement reduced the class' expenses by $62,575.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $980,935 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $261.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010 A	2009
From net investment income
Class A	$ 1,442	$ -
Class T	1,442	-
Class B	1,442	-
Class C	1,442	-
Latin America	118,553,199	34,726,095
Institutional Class	1,442	-
Total	$ 118,560,409	$ 34,726,095
From net realized gain
Latin America	$ 33,986,366	$ -

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010 A	2009	2010 A	2009
Class A
Shares sold	41,687	-	$ 2,369,263	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	2,023,866		113,640,086
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(53,951)	-	(3,076,408)	-
Net increase (decrease)	2,011,628	-	$ 112,934,383	$ -
Class T
Shares sold	18,758	-	$ 1,058,068	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	637,585		35,800,407
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(15,626)	-	(885,588)	-
Net increase (decrease)	640,743	-	$ 35,974,329	$ -

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010 A	2009	2010 A	2009
Class B
Shares sold	3,456	-	$ 192,197	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	359,402		20,176,816
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(7,861)	-	(450,086)	-
Net increase (decrease)	355,023	-	$ 19,920,369	$ -
Class C
Shares sold	17,327	-	$ 976,205	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	840,828		47,204,057
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(16,791)	-	(947,712)	-
Net increase (decrease)	841,390	-	$ 47,233,992	$ -
Latin America
Shares sold	22,062,249	31,352,380	$ 1,142,552,819	$ 1,172,903,800
Reinvestment of distributions	2,770,809	1,344,639	147,652,381	33,594,867
Shares redeemed	(35,850,914)	(24,759,791)	(1,794,503,952)	(845,652,662)
Net increase (decrease)	(11,017,856)	7,937,228	$ (504,298,752)	$ 360,846,005
Institutional Class
Shares sold	3,784	-	$ 212,699	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	228,366		12,822,761
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(8,368)	-	(476,457)	-
Net increase (decrease)	223,808	-	$ 12,560,445	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Merger Information.

On October 1, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Latin America Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 6, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objectives and lower expenses. The acquisition was accomplished by an exchange of 2,023,866 Class A shares, 637,585 Class T shares, 359,402 Class B shares, 840,828 Class C shares, and 228,366 Institutional class shares of the Fund, respectively, for 2,219,330 Class A shares, 700,912 Class T shares, 400,205 Class B shares, 940,861 Class C shares, and 245,559 Institutional class shares then outstanding (valued at $51.20, $51.08, $50.42, $50.17 and $52.22 per share for Class A, Class T, Class B, Class C, and Institutional class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $229,225,487, unrealized appreciation of $95,358,358, and net other assets of $418,642, were combined with the Fund's net assets of $4,149,781,255 for total net assets after the acquisition of $4,379,425,384.

Pro forma results of operations of the combined entity for the entire year ended October 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 90,969,628
Total net realized gain (loss)	302,327,523
Total change in net unrealized appreciation (depreciation)	548,871,563
Net increase (decrease) in net assets resulting from operations	942,168,714

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since October 1, 2010.

Annual Report

Fidelity Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	24.05%	6.42%	4.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the FTSE Capped Nordic Index performed over the same period. Returns shown for the FTSE Capped Nordic Index for periods prior to October 1, 2009 (its inception date) are returns of the uncapped FTSE Nordic Index.

Annual Report

Fidelity Nordic Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Nordic Fund: For the 12 months ending October 31, 2010, the fund advanced 24.05%, falling short of the 24.38% return of the FTSE Capped Nordic Index. The fund's stock selection in consumer discretionary - especially within the retailing, media and automobiles segments - helped, as was stock selection among banks within the financials sector. On the downside, overall positioning in energy and telecommunication services was detrimental. Geographically, stock picking in Sweden and Denmark was most helpful, while positioning in Norway and Finland dragged on performance. On an individual stock basis, the fund lost ground due to its positioning in Bermuda-based offshore deepwater drilling company Seadrill, Swedish telecom equipment and service provider Ericsson, Finnish industrials firm Metso and two telecommunications companies, Sweden's Tele2 and Norway's Telenor. On the upside, the fund was buoyed by owning several Swedish companies: Swedbank, one of Sweden's largest banks, radiation therapy equipment company Elekta, media firm Modern Times Group and truck maker Scania. Elekta was an out-of-index holding. An underweighting in Danish wind turbine manufacturer Vestas Wind Systems also was positive. I sold Vestas and Tele2 by period end.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2010, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Nordic Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Actual	1.12%	$ 1,000.00	$ 1,087.30	$ 5.89
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.56	$ 5.70

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Nordic Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Sweden	39.7%
Norway	21.3%
Finland	18.2%
Denmark	15.9%
United States of America	2.5%
Bermuda	2.0%
Iceland	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Sweden	44.7%
Denmark	19.8%
Finland	15.9%
Norway	15.6%
Bermuda	2.2%
United States of America	1.4%
Iceland	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	98.6
Short-Term Investments and Net Other Assets	1.5	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	6.7	6.5
Nokia Corp. (Finland, Communications Equipment)	5.6	3.8
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	4.2	4.0
Swedbank AB (A Shares) (Sweden, Commercial Banks)	4.0	2.7
Volvo AB (B Shares) (Sweden, Machinery)	3.9	4.2
Yara International ASA (Norway, Chemicals)	3.9	0.0
Sandvik AB (Sweden, Machinery)	3.7	3.9
Kone Oyj (B Shares) (Finland, Machinery)	3.6	1.8
DnB NOR ASA (Norway, Commercial Banks)	3.6	2.8
Norsk Hydro ASA (Norway, Metals & Mining)	3.4	1.6
	42.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	26.8	27.6
Financials	14.0	21.1
Consumer Discretionary	13.0	7.1
Materials	10.3	10.0
Health Care	9.4	8.5
Information Technology	8.0	7.9
Energy	7.6	8.2
Telecommunication Services	5.5	4.1
Consumer Staples	3.9	2.0
Utilities	0.0	2.1

Annual Report

Fidelity Nordic Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Bermuda - 2.0%
Seadrill Ltd.	302,100	$ 9,146,577
Denmark - 15.9%
A.P. Moller - Maersk AS Series A	372	3,125,740
Carlsberg AS Series B	119,400	13,055,998
Danske Bank AS (a)	148,578	3,950,731
DSV de Sammensluttede Vognmaend AS	174,400	3,573,197
Novo Nordisk AS Series B	293,922	30,856,602
Novozymes AS Series B	64,400	8,580,097
Pandora A/S	97,500	4,730,272
William Demant Holding AS (a)	66,000	4,947,137
TOTAL DENMARK		72,819,774
Finland - 18.2%
Kone Oyj (B Shares)	307,260	16,460,172
Metso Corp.	230,400	10,922,504
Nokia Corp.	2,388,136	25,640,662
Nokian Tyres PLC	246,400	8,537,047
Outotec OYJ	71,200	3,322,849
Sampo OYJ (A Shares)	189,700	5,313,476
UPM-Kymmene Corp.	294,200	4,891,907
Wartsila Corp.	117,000	8,205,102
TOTAL FINLAND		83,293,719
Iceland - 0.4%
Ossur hf (a)	1,080,470	2,036,302
Norway - 21.3%
Aker Solutions ASA	470,900	7,168,821
DnB NOR ASA	1,198,100	16,440,059
Norsk Hydro ASA	2,524,800	15,452,243
Schibsted ASA (B Shares)	192,600	5,292,202
StatoilHydro ASA	669,596	14,618,470
Storebrand ASA (A Shares) (a)	1,169,500	8,504,838
Telenor ASA	742,500	11,968,857
Yara International ASA	339,800	17,861,929
TOTAL NORWAY		97,307,419
Sweden - 39.7%
ASSA ABLOY AB (B Shares)	433,400	11,104,837
Atlas Copco AB (A Shares)	607,800	12,698,887
Bilia AB (A Shares)	349,400	6,209,778
BYGGmax Group AB	492,700	3,963,515
Elekta AB (B Shares)	148,100	5,603,402

	Shares	Value
H&M Hennes & Mauritz AB (B Shares)	546,429	$ 19,251,285
Lundin Petroleum AB (a)	374,200	3,539,488
Modern Times Group MTG AB (B Shares)	57,650	4,133,758
Nordea Bank AB	247,500	2,724,441
Rezidor Hotel Group AB (a)	500,000	2,881,046
Sandvik AB	1,113,000	16,774,291
Scania AB (B Shares)	508,000	10,796,216
Skandinaviska Enskilda Banken AB (A Shares)	1,123,900	8,704,777
SKF AB (B Shares)	293,500	7,577,339
Swedbank AB (A Shares) (a)	1,320,858	18,434,209
Swedish Match Co.	179,000	5,001,691
Telefonaktiebolaget LM Ericsson (B Shares)	984,416	10,823,052
TeliaSonera AB	1,619,800	13,515,303
Volvo AB (B Shares) (a)	1,323,200	17,912,392
TOTAL SWEDEN		181,649,707
United States of America - 1.0%
Autoliv, Inc.	65,700	4,684,410
TOTAL COMMON STOCKS (Cost $368,837,371)		450,937,908
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.23% (b) (Cost $6,641,162)	6,641,162	6,641,162
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $375,478,533)		457,579,070
NET OTHER ASSETS (LIABILITIES) - 0.0%		195,498
NET ASSETS - 100%		$ 457,774,568
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,639
Fidelity Securities Lending Cash Central Fund	573,540
Total	$ 583,179
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Sweden	$ 181,649,707	$ 170,826,655	$ 10,823,052	$ -
Norway	97,307,419	82,688,949	14,618,470	-
Finland	83,293,719	57,653,057	25,640,662	-
Denmark	72,819,774	41,963,172	30,856,602	-
Bermuda	9,146,577	9,146,577	-	-
United States of America	4,684,410	4,684,410	-	-
Iceland	2,036,302	2,036,302	-	-
Money Market Funds	6,641,162	6,641,162	-	-
Total Investments in Securities:	$ 457,579,070	$ 375,640,284	$ 81,938,786	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $182,736,647 of which $49,861,789 and $132,874,858 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Nordic Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $368,837,371)	$ 450,937,908
Fidelity Central Funds (cost $6,641,162)	6,641,162
Total Investments (cost $375,478,533)		$ 457,579,070
Receivable for investments sold		701,635
Receivable for fund shares sold		1,285,191
Dividends receivable		40,236
Distributions receivable from Fidelity Central Funds		3,750
Other receivables		47,388
Total assets		459,657,270

Liabilities
Payable for fund shares redeemed	1,434,940
Accrued management fee	264,605
Other affiliated payables	112,551
Other payables and accrued expenses	70,606
Total liabilities		1,882,702

Net Assets		$ 457,774,568
Net Assets consist of:
Paid in capital		$ 558,024,127
Undistributed net investment income		4,074,601
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(186,427,547)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		82,103,387
Net Assets, for 14,186,829 shares outstanding		$ 457,774,568
Net Asset Value, offering price and redemption price per share ($457,774,568 ÷ 14,186,829 shares)		$ 32.27
Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 8,933,654
Income from Fidelity Central Funds (including $573,540 from security lending)		583,179
Income before foreign taxes withheld		9,516,833
Less foreign taxes withheld		(1,361,961)
Total income		8,154,872

Expenses
Management fee	$ 2,553,797
Transfer agent fees	1,076,123
Accounting and security lending fees	190,566
Custodian fees and expenses	138,565
Independent trustees' compensation	2,000
Registration fees	32,278
Audit	54,838
Legal	1,718
Miscellaneous	4,772
Total expenses before reductions	4,054,657
Expense reductions	(78,827)	3,975,830
Net investment income (loss)		4,179,042
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,512,013
Foreign currency transactions	(78,600)
Total net realized gain (loss)		41,433,413
Change in net unrealized appreciation (depreciation) on: Investment securities	33,475,660
Assets and liabilities in foreign currencies	3,230
Total change in net unrealized appreciation (depreciation)		33,478,890
Net gain (loss)		74,912,303
Net increase (decrease) in net assets resulting from operations		$ 79,091,345

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,179,042	$ 4,754,672
Net realized gain (loss)	41,433,413	(131,472,851)
Change in net unrealized appreciation (depreciation)	33,478,890	210,415,767
Net increase (decrease) in net assets resulting from operations	79,091,345	83,697,588
Distributions to shareholders from net investment income	(4,315,648)	(14,502,155)
Share transactions Proceeds from sales of shares	163,155,616	56,737,784
Reinvestment of distributions	4,158,861	13,861,510
Cost of shares redeemed	(118,821,372)	(95,836,661)
Net increase (decrease) in net assets resulting from share transactions	48,493,105	(25,237,367)
Redemption fees	91,663	55,319
Total increase (decrease) in net assets	123,360,465	44,013,385

Net Assets
Beginning of period	334,414,103	290,400,718
End of period (including undistributed net investment income of $4,074,601 and undistributed net investment income of $4,288,893, respectively)	$ 457,774,568	$ 334,414,103
Other Information Shares
Sold	5,576,785	2,623,183
Issued in reinvestment of distributions	148,584	825,090
Redeemed	(4,240,424)	(4,743,235)
Net increase (decrease)	1,484,945	(1,294,962)

Financial Highlights

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.33	$ 20.75	$ 52.81	$ 36.58	$ 30.92
Income from Investment Operations
Net investment income (loss) B	.33	.35	.85	2.39 E	.50
Net realized and unrealized gain (loss)	5.94	6.29	(28.93)	14.60	7.94
Total from investment operations	6.27	6.64	(28.08)	16.99	8.44
Distributions from net investment income	(.34)	(1.06)	(1.73)	(.29)	(.35)
Distributions from net realized gain	-	-	(2.28)	(.51)	(2.49)
Total distributions	(.34)	(1.06)	(4.01)	(.80)	(2.84)
Redemption fees added to paid in capital B	.01	- G	.03	.04	.06
Net asset value, end of period	$ 32.27	$ 26.33	$ 20.75	$ 52.81	$ 36.58
Total Return A	24.05%	34.90%	(57.32)%	47.38%	29.68%
Ratios to Average Net Assets C,F
Expenses before reductions	1.12%	1.15%	1.09%	1.06%	1.14%
Expenses net of fee waivers, if any	1.12%	1.15%	1.09%	1.06%	1.14%
Expenses net of all reductions	1.10%	1.12%	1.07%	1.03%	1.10%
Net investment income (loss)	1.16%	1.71%	2.10%	5.37% E	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,775	$ 334,414	$ 290,401	$ 997,726	$ 348,482
Portfolio turnover rate D	80%	107%	72%	62%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $1.62 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.72%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 96,205,180
Gross unrealized depreciation	(17,795,542)
Net unrealized appreciation (depreciation)	$ 78,409,638

Tax Cost	$ 379,169,432

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,074,599
Capital loss carryforward	$ (182,736,647)
Net unrealized appreciation (depreciation)	$ 78,412,488

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 4,315,648	$ 14,502,155

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $325,956,575 and $283,635,582, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,384 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The Lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $78,656 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $171.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP Funds Manager 60% was the owner of record of approximately 10% of the total outstanding share of the Fund.

Annual Report

Fidelity Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	31.65%	8.19%	6.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Annual Report

Fidelity Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund: During the year, the fund gained 31.65%, more than double the 12.65% mark of the MSCI AC (All Country) Pacific Index. Relative performance was boosted by strong stock picking in a variety of sectors, led by industrials, financials, consumer discretionary and information technology, and by overweighting consumer discretionary. Geographically, the fund received a large performance boost from stock selection in China, followed by South Korea, Japan, Australia and Singapore. My focus on small- and mid-cap stocks also was beneficial. The Basic House, a South Korea-based retailer of casual clothing, was the fund's largest relative contributor, owing to its rapidly expanding business in China. Other contributors included Singapore-based Goodpack, which is engaged in leasing intermediate bulk containers, Japanese finance company ORIX - the fund's largest holding at period end and also its biggest absolute contributor - and Chinese online search engine Baidu. Conversely, energy was the only sector that detracted from performance, mostly due to weak stock picks. The largest individual detractor was Perfect World, a Chinese online game company. The stock came under pressure following conservative earnings guidance issued by the company. Japanese provider of house weddings Take And Give Needs also hurt. Most of the stocks I've mentioned were out-of-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Pacific Basin Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Actual	1.05%	$ 1,000.00	$ 1,104.20	$ 5.57
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.91	$ 5.35

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Pacific Basin Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan	33.0%
Cayman Islands	11.9%
China	10.4%
Korea (South)	9.2%
Australia	8.5%
Bermuda	6.3%
India	3.9%
Singapore	3.6%
Hong Kong	3.4%
Other	9.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan	27.7%
Korea (South)	12.9%
Australia	10.6%
China	10.0%
United States of America	8.1%
Cayman Islands	7.6%
Bermuda	4.3%
Hong Kong	4.1%
India	3.1%
Other	11.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	91.9
Short-Term Investments and Net Other Assets	1.5	8.1
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Consumer Finance)	3.7	3.6
Ping An Insurance Group Co. China Ltd. (H Shares) (China, Insurance)	2.2	2.5
SOFTBANK CORP. (Japan, Wireless Telecommunication Services)	2.2	1.7
Goodpack Ltd. (Singapore, Air Freight & Logistics)	2.0	1.6
EVA Precision Industrial Holdings Ltd. (Cayman Islands, Machinery)	1.9	0.0
Ctrip.com International Ltd. sponsored ADR (Cayman Islands, Hotels, Restaurants & Leisure)	1.6	1.6
Goodman Group unit (Australia, Real Estate Investment Trusts)	1.5	2.0
Biosensors International Group Ltd. (Bermuda, Health Care Equipment & Supplies)	1.4	0.2
Kenedix Realty Investment Corp. (Japan, Real Estate Investment Trusts)	1.3	1.2
Tencent Holdings Ltd. (China, Internet Software & Services)	1.3	1.3
	19.1
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	19.7
Industrials	19.3	15.0
Information Technology	18.4	23.0
Consumer Discretionary	17.0	14.4
Materials	9.8	8.2
Health Care	4.4	3.3
Consumer Staples	3.1	2.0
Energy	2.5	2.7
Telecommunication Services	2.4	1.9
Utilities	0.6	1.7

Annual Report

Fidelity Pacific Basin Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 8.5%
Ausenco Ltd. (d)	1,739,609	$ 4,345,730
Austal Ltd.	2,568,947	6,165,839
Australian Worldwide Exploration Ltd. (a)	2,270,671	3,347,817
Goodman Group unit	20,234,391	12,488,251
Iress Market Technology Ltd.	239,290	2,051,179
Lynas Corp. Ltd. (a)	4,303,572	6,176,432
Macquarie Group Ltd.	109,776	3,893,023
MAp Group unit	3,035,768	9,070,670
Navitas Ltd.	1,755,729	6,587,600
Newcrest Mining Ltd.	133,131	5,211,655
Origin Energy Ltd.	536,729	8,381,357
realestate.com.au Ltd.	294,913	3,114,466
TOTAL AUSTRALIA		70,834,019
Bermuda - 6.3%
Asian Citrus Holdings Ltd.	3,377,000	3,890,548
Biosensors International Group Ltd. (a)	13,351,000	11,553,056
China Animal Healthcare Ltd.	13,770,000	3,617,245
China LotSynergy Holdings Ltd. (a)	21,764,000	842,342
China Water Affairs Group Ltd.	6,846,000	2,623,141
Huabao International Holdings Ltd.	1,873,000	2,822,337
Man Wah Holdings Ltd.	1,762,400	2,473,783
Mingyuan Medicare Development Co. Ltd.	27,510,000	3,833,033
Noble Group Ltd.	4,825,527	6,934,621
Sihuan Pharmaceutical Holdings Group Ltd.	41,000	29,780
Texwinca Holdings Ltd.	2,906,000	3,171,716
Vtech Holdings Ltd. (d)	1,056,200	10,989,522
TOTAL BERMUDA		52,781,124
Cayman Islands - 11.9%
AirMedia Group, Inc. ADR (a)	63,000	435,330
China Automation Group Ltd.	2,466,000	1,927,942
China Dongxiang Group Co. Ltd.	4,351,000	2,436,167
China Forestry Holdings Co. Ltd.	5,562,000	2,640,627
China Haidian Holdings Ltd.	10,116,000	1,683,553
China High Precision Automation Group Ltd.	4,875,000	3,106,918
China Lilang Ltd. (d)	2,280,000	3,565,051
China Real Estate Information Corp. ADR (d)	384,000	3,805,440
CNinsure, Inc. ADR (d)	178,700	4,592,590
Ctrip.com International Ltd. sponsored ADR (a)	252,800	13,163,296
Daphne International Holdings Ltd.	3,308,000	3,695,827
EVA Precision Industrial Holdings Ltd.	19,128,000	15,867,510
Fook Woo Group Holdings Ltd. (d)	7,678,000	2,714,107
Global Dairy Holdings Ltd.	1,223,000	607,457
Global Education & Technology Group Ltd. ADR (a)	3,200	31,776
Hengan International Group Co. Ltd.	301,000	2,834,769
Hengdeli Holdings Ltd.	5,846,000	3,243,064

	Shares	Value
Kingdee International Software Group Co. Ltd.	8,270,928	$ 4,364,212
Little Sheep Group Ltd.	4,223,000	2,751,318
Maoye International Holdings Ltd.	6,182,000	2,663,813
Neo-Neon Holdings Ltd. (d)	3,506,000	2,134,923
PCD Stores Group Ltd.	7,878,000	2,540,881
Perfect World Co. Ltd. sponsored ADR Class B (a)(d)	242,375	7,852,950
SinoCom Software Group Ltd.	14,382,000	1,688,453
TAL Education Group ADR (a)	6,400	113,920
TPK Holdings Co.	2,000	33,001
VST Holdings Ltd. (a)	3,660,000	934,920
Wasion Group Holdings Ltd. (d)	2,788,000	2,028,617
Xingda International Holdings Ltd.	6,024,000	6,287,265
TOTAL CAYMAN ISLANDS		99,745,697
China - 10.4%
51job, Inc. sponsored ADR (a)(d)	80,900	3,646,972
AMVIG Holdings Ltd.	6,142,000	4,992,046
Baidu.com, Inc. sponsored ADR (a)	75,100	8,261,751
China Metal Recycling (Holdings) Ltd.	2,797,800	3,114,983
Dalian Port (PDA) Co. Ltd. (H Shares)	5,974,000	2,581,893
Digital China Holdings Ltd. (H Shares)	1,403,000	2,534,043
Focus Media Holding Ltd. ADR (a)(d)	103,500	2,561,625
Global Bio-Chem Technology Group Co. Ltd. (a)	16,175,600	2,629,415
Harbin Power Equipment Co. Ltd. (H Shares)	3,194,000	4,301,933
Minth Group Ltd. (d)	3,866,000	7,231,995
People's Food Holdings Ltd.	4,855,000	2,625,744
Ping An Insurance Group Co. China Ltd. (H Shares)	1,731,500	18,641,339
Royale Furniture Holdings Ltd.	12,517,962	4,570,338
Sinotrans Ltd. (H Shares)	7,103,000	1,915,210
Tencent Holdings Ltd.	480,600	11,005,515
Yantai Changyu Pioneer Wine Co. (B Shares)	312,700	4,030,154
Zhaojin Mining Industry Co. Ltd. (H Shares)	173,500	539,442
Zhejiang Expressway Co. Ltd. (H Shares)	1,654,000	1,666,536
TOTAL CHINA		86,850,934
Hong Kong - 3.4%
China State Construction International Holdings Ltd.	5,110,752	3,890,139
PCCW Ltd.	2,816,000	1,075,357
PYI Corp. Ltd. (a)	28,483,617	1,065,667
REXCAPITAL Financial Holdings Ltd.	33,086,967	3,073,390
Singamas Container Holdings Ltd. (a)	9,972,000	2,251,379
Techtronic Industries Co. Ltd.	9,222,000	9,339,487
Television Broadcasts Ltd.	764,000	4,070,724
Tian An China Investments Co. Ltd.	4,934,800	3,813,508
TOTAL HONG KONG		28,579,651
Common Stocks - continued
	Shares	Value
India - 3.9%
Educomp Solutions Ltd.	158,035	$ 1,962,558
Financial Technologies India Ltd.	75,761	1,679,048
Gateway Distriparks Ltd.	797,796	2,002,365
Geodesic Ltd.	1,605,385	4,233,943
Grasim Industries Ltd.	19,757	1,038,772
Indian Overseas Bank	1,251,645	4,512,417
INFO Edge India Ltd.	175,376	2,691,868
Jindal Steel & Power Ltd.	143,040	2,251,045
NIIT Ltd.	1,948,036	2,889,642
Reliance Industries Ltd.	87,888	2,173,654
Rural Electrification Corp. Ltd.	335,366	2,804,363
Shriram Transport Finance Co. Ltd.	230,211	4,577,732
TOTAL INDIA		32,817,407
Indonesia - 2.6%
AKR Corporindo Tbk PT	38,007,000	6,421,316
PT Ciputra Development Tbk (a)	124,171,000	5,835,163
PT Lippo Karawaci Tbk	60,762,000	4,215,094
PT Perusahaan Gas Negara Tbk Series B	6,647,740	3,012,399
PT Tambang Batubbara Bukit Asam Tbk	1,077,500	2,368,991
PT Tower Bersama Infrastructure Tbk	391,500	111,701
TOTAL INDONESIA		21,964,664
Ireland - 0.4%
James Hardie Industries NV unit (a)	570,644	3,013,179
Japan - 33.0%
ABC-Mart, Inc.	114,500	3,894,451
Adeka Corp.	271,900	2,905,853
Aeon Credit Service Co. Ltd.	451,600	5,196,739
BLife Investment Corp. (d)	406	2,467,180
Chiyoda Corp.	440,000	3,644,769
Credit Saison Co. Ltd.	289,200	4,101,926
Digital Garage, Inc. (d)	4,353	7,584,076
eAccess Ltd.	7,052	5,144,183
FreeBit Co., Ltd. (d)	440	913,135
Fuji Fire & Marine Insurance Co. Ltd. (a)	4,294,000	5,336,150
Fuji Heavy Industries Ltd. (a)	394,000	2,715,247
Fuji Spinning Co. Ltd.	2,274,000	3,221,523
Fujifilm Holdings Corp.	230,500	7,689,850
Fujitsu Ltd.	639,000	4,358,910
GMO Internet, Inc.	800,500	2,864,968
H.I.S. Co. Ltd.	133,800	2,849,922
Hamakyorex Co. Ltd.	91,100	2,160,045
Haseko Corp. (a)	3,748,500	3,214,198
Hikari Tsushin, Inc.	207,400	3,917,584
Internet Initiative Japan, Inc.	1,332	2,871,902
ISE Chemical Corp. (d)	456,000	2,918,354
Kenedix Realty Investment Corp.	2,783	11,049,689
Mandom Corp.	83,600	2,278,300
Micronics Japan Co. Ltd. (d)	339,900	2,745,557
Mitsui & Co. Ltd.	460,400	7,240,899

	Shares	Value
MS&AD Insurance Group Holdings, Inc.	408,200	$ 9,779,206
Nippon Seiki Co. Ltd.	635,000	6,431,279
Nishimatsu Construction Co. Ltd.	1,899,000	2,029,502
Nitta Corp.	497,400	7,874,830
Nittoku Engineering Co. Ltd.	421,600	3,662,214
NTT Urban Development Co.	4,724	4,332,437
ORIX Corp.	339,120	30,932,526
Promise Co. Ltd. (d)	806,400	3,377,119
Rakuten, Inc.	7,323	5,642,177
Risa Partners, Inc. (d)	7,307	2,633,317
Rohto Pharmaceutical Co. Ltd.	591,000	7,322,319
Saizeriya Co. Ltd.	311,200	5,886,000
Sankyo Seiko Co. Ltd.	820,200	2,486,999
SHO-BOND Holdings Co. Ltd.	128,800	2,756,227
So-Net Entertainment Corp.	3,949	10,231,968
SOFTBANK CORP.	567,800	18,234,912
Sony Financial Holdings, Inc.	1,902	6,618,118
Sumitomo Mitsui Financial Group, Inc.	358,200	10,691,462
Sumitomo Trust & Banking Co. Ltd.	1,615,000	8,817,583
TDK Corp.	76,000	4,336,172
Tokyo Ohka Kogyo Co. Ltd.	139,700	2,583,243
Toridoll Corp.	1,164	1,588,259
Tosoh Corp.	1,376,000	3,680,336
Toyo Tanso Co. Ltd. (d)	91,700	5,259,047
Yamato Kogyo Co. Ltd.	234,600	6,017,328
TOTAL JAPAN		276,489,990
Korea (South) - 9.2%
Daou Technology, Inc.	1,117,860	8,946,855
eSang Networks Co. Ltd. (a)	104,037	637,452
Halla Climate Control Co.	139,500	2,592,752
Hyosung Corp.	50,081	5,567,029
Infopia Co. Ltd. (a)	195,412	3,041,093
Interpark Corp. (a)	467,633	1,854,729
Jinsung T.E.C. Co. Ltd. (a)	445,561	4,180,229
Jusung Engineering Co. Ltd. (a)	87,852	1,539,070
KC Tech Co. Ltd.	833,860	4,508,553
LG Chemical Ltd.	23,832	7,354,115
Lock & Lock Co. Ltd.	102,580	3,393,486
MNTECH Co. Ltd.	467,070	4,589,705
NHN Corp. (a)	32,970	5,849,279
Power Logics Co. Ltd. (a)	343,039	2,660,115
Samsung C&T Corp.	68,153	4,000,087
Sodiff Advanced Materials Co. Ltd.	28,261	2,573,522
The Basic House Co. Ltd. (a)	438,471	8,851,303
TK Corp. (a)	195,708	4,516,338
TOTAL KOREA (SOUTH)		76,655,712
Malaysia - 1.5%
IJM Corp. Bhd	1,572,980	2,846,634
IJM Land Bhd warrants 9/11/13 (a)	116,970	53,766
JobStreet Corp. Bhd	6,159,050	5,266,176
Common Stocks - continued
	Shares	Value
Malaysia - continued
Lion Industries Corp. Bhd	2,603,200	$ 1,656,810
Top Glove Corp. Bhd	1,492,300	2,638,267
TOTAL MALAYSIA		12,461,653
Philippines - 1.3%
Alliance Global Group, Inc.	25,222,542	6,667,217
DMCI Holdings, Inc.	4,424,500	3,939,765
TOTAL PHILIPPINES		10,606,982
Singapore - 3.6%
CSE Global Ltd.	7,480,500	6,126,346
Global Logistic Properties Ltd.	632,000	1,132,844
Goodpack Ltd.	10,618,000	16,735,471
Goodpack Ltd. warrants 11/30/12 (a)	2,233,800	2,329,931
Mapletree Industrial (REIT) (a)	201,000	166,167
Straits Asia Resources Ltd.	2,284,000	4,041,072
Tat Hong Holdings Ltd. warrants 8/2/13 (a)	125,700	4,856
TOTAL SINGAPORE		30,536,687
Taiwan - 2.5%
104 Corp.	479,000	1,885,950
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,580,592	5,990,808
Lite-On Technology Corp.	3,034,163	4,010,191
St. Shine Optical Co. Ltd.	352,000	3,956,478
Tatung Co. Ltd. (a)	22,335,000	5,269,031
TOTAL TAIWAN		21,112,458
TOTAL COMMON STOCKS (Cost $655,908,756)		824,450,157
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	8,464,287	$ 8,464,287
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	29,127,774	29,127,774
TOTAL MONEY MARKET FUNDS (Cost $37,592,061)		37,592,061
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $693,500,817)		862,042,218
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(25,129,507)
NET ASSETS - 100%		$ 836,912,711
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 36,962
Fidelity Securities Lending Cash Central Fund	366,616
Total	$ 403,578
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 276,489,990	$ 191,198,718	$ 85,291,272	$ -
Cayman Islands	99,745,697	99,745,697	-	-
China	86,850,934	86,850,934	-	-
Korea (South)	76,655,712	76,655,712	-	-
Australia	70,834,019	70,834,019	-	-
Bermuda	52,781,124	52,781,124	-	-
India	32,817,407	31,778,635	1,038,772	-
Singapore	30,536,687	30,536,687	-	-
Hong Kong	28,579,651	28,579,651	-	-
Other	69,158,936	69,158,936	-	-
Money Market Funds	37,592,061	37,592,061	-	-
Total Investments in Securities:	$ 862,042,218	$ 775,712,174	$ 86,330,044	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,415,954
Total Realized Gain (Loss)	(8,340,368)
Total Unrealized Gain (Loss)	9,423,694
Cost of Purchases	-
Proceeds of Sales	(4,499,280)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $73,673,831 which will expire on October 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010
Assets
Investment in securities, at value (including securities loaned of $27,865,021) - See accompanying schedule: Unaffiliated issuers (cost $655,908,756)	$ 824,450,157
Fidelity Central Funds (cost $37,592,061)	37,592,061
Total Investments (cost $693,500,817)		$ 862,042,218
Foreign currency held at value (cost $15)		15
Receivable for investments sold		5,413,652
Receivable for fund shares sold		1,202,260
Dividends receivable		1,890,259
Distributions receivable from Fidelity Central Funds		52,104
Other receivables		114,358
Total assets		870,714,866

Liabilities
Payable for investments purchased	$ 2,729,785
Payable for fund shares redeemed	568,781
Accrued management fee	472,666
Other affiliated payables	180,314
Other payables and accrued expenses	722,835
Collateral on securities loaned, at value	29,127,774
Total liabilities		33,802,155

Net Assets		$ 836,912,711
Net Assets consist of:
Paid in capital		$ 750,053,488
Undistributed net investment income		6,000,914
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,171,430)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		168,029,739
Net Assets, for 33,325,024 shares outstanding		$ 836,912,711
Net Asset Value, offering price and redemption price per share ($836,912,711 ÷ 33,325,024 shares)		$ 25.11

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends		$ 14,126,573
Interest		31
Income from Fidelity Central Funds		403,578
Income before foreign taxes withheld		14,530,182
Less foreign taxes withheld		(732,967)
Total income		13,797,215

Expenses
Management fee Basic fee	$ 4,925,603
Performance adjustment	(135,706)
Transfer agent fees	1,750,165
Accounting and security lending fees	343,861
Custodian fees and expenses	403,306
Independent trustees' compensation	3,975
Registration fees	41,960
Audit	79,772
Legal	3,700
Interest	294
Miscellaneous	8,804
Total expenses before reductions	7,425,734
Expense reductions	(231,784)	7,193,950
Net investment income (loss)		6,603,265
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,845,097
Foreign currency transactions	282,778
Total net realized gain (loss)		59,127,875
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $343,380)	122,318,458
Assets and liabilities in foreign currencies	10,124
Total change in net unrealized appreciation (depreciation)		122,328,582
Net gain (loss)		181,456,457
Net increase (decrease) in net assets resulting from operations		$ 188,059,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,603,265	$ 5,957,906
Net realized gain (loss)	59,127,875	(115,340,761)
Change in net unrealized appreciation (depreciation)	122,328,582	316,800,168
Net increase (decrease) in net assets resulting from operations	188,059,722	207,417,313
Distributions to shareholders from net investment income	(4,570,702)	(2,101,108)
Distributions to shareholders from net realized gain	(21,329,936)	-
Total distributions	(25,900,638)	(2,101,108)
Share transactions Proceeds from sales of shares	278,700,546	122,196,818
Reinvestment of distributions	23,912,533	1,925,373
Cost of shares redeemed	(237,343,251)	(112,858,887)
Net increase (decrease) in net assets resulting from share transactions	65,269,828	11,263,304
Redemption fees	274,534	236,555
Total increase (decrease) in net assets	227,703,446	216,816,064

Net Assets
Beginning of period	609,209,265	392,393,201
End of period (including undistributed net investment income of $6,000,914 and undistributed net investment income of $3,855,931, respectively)	$ 836,912,711	$ 609,209,265
Other Information Shares
Sold	12,592,586	7,310,963
Issued in reinvestment of distributions	1,189,087	166,843
Redeemed	(11,097,905)	(7,402,907)
Net increase (decrease)	2,683,768	74,899

Financial Highlights

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.88	$ 12.84	$ 37.32	$ 27.36	$ 22.42
Income from Investment Operations
Net investment income (loss) B	.21	.20	.22	.22	.16
Net realized and unrealized gain (loss)	5.86	6.90	(20.61)	12.16	5.26
Total from investment operations	6.07	7.10	(20.39)	12.38	5.42
Distributions from net investment income	(.15)	(.07)	(.22)	(.16)	(.18)
Distributions from net realized gain	(.70)	-	(3.88)	(2.27)	(.32)
Total distributions	(.85)	(.07)	(4.10)	(2.43)	(.50)
Redemption fees added to paid in capital B	.01	.01	.01	.01	.02
Net asset value, end of period	$ 25.11	$ 19.88	$ 12.84	$ 37.32	$ 27.36
Total Return A	31.65%	55.77%	(61.02)%	48.86%	24.55%
Ratios to Average Net Assets C, E
Expenses before reductions	1.07%	.90%	1.22%	1.19%	1.14%
Expenses net of fee waivers, if any	1.07%	.90%	1.22%	1.19%	1.14%
Expenses net of all reductions	1.03%	.85%	1.17%	1.13%	1.08%
Net investment income (loss)	.95%	1.30%	.89%	.71%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 836,913	$ 609,209	$ 392,393	$ 1,266,514	$ 972,805
Portfolio turnover rate D	66%	91%	73%	91%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 189,952,599
Gross unrealized depreciation	(57,302,608)
Net unrealized appreciation (depreciation)	$ 132,649,991

Tax Cost	$ 729,392,227

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 28,395,099
Capital loss carryforward	$ (73,673,831)
Net unrealized appreciation (depreciation)	$ 132,710,115

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 25,900,638	$ 2,101,108

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $481,596,892 and $444,842,877, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $203 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,835,250.45%		$ 294

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,665 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan,

Annual Report

7. Security Lending - continued

the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366,616. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $231,784 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,
Fidelity China Region Fund,
Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund),
Fidelity Emerging Markets Fund,
Fidelity Europe Fund,
Fidelity Japan Fund,
Fidelity Japan Smaller Companies Fund,
Fidelity Latin America Fund,
Fidelity Nordic Fund,
Fidelity Pacific Basin Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund), Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, (funds of Fidelity Investment Trust) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/06/10	12/03/10	$0.447	$0.441
Fidelity China Region Fund	12/06/10	12/03/10	$0.376	$0.025
Fidelity Emerging Markets Fund	12/06/10	12/03/10	$0.244	$0.129
Fidelity Europe Fund	12/06/10	12/03/10	$0.665	-
Fidelity Europe Capital Appreciation Fund	12/06/10	12/03/10	$0.175	-
Fidelity Japan Fund	12/13/10	12/10/10	$0.195	$0.211
Fidelity Japan Smaller Companies Fund	12/06/10	12/03/10	$0.045	$0.095
Fidelity Latin America Fund	12/06/10	12/03/10	$0.261	$0.200
Fidelity Nordic Fund	12/06/10	12/03/10	$0.285	-
Fidelity Pacific Basin Fund	12/06/10	12/03/10	$0.200	$0.660
Fidelity Emerging Asia Fund	12/06/10	12/03/10	$0.485	$0.105

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	November 27, 2009	December 4, 2009	December 30, 2009	September 29, 2010
Fidelity Canada Fund	-	100%	-	-
Fidelity China Region Fund	-	39%	-	-
Fidelity Emerging Markets Fund	-	71%	-	-
Fidelity Europe Fund	96%	96%	-	-
Fidelity Europe Fund: Class F	92%	-	-	-
Fidelity Europe Capital Appreciation Fund	-	95%	-	-
Fidelity Japan Fund	-	79%	-	-
Fidelity Japan Smaller Companies Fund	-	56%	-	-
Fidelity Latin America Fund	-	65%	83%	100%
Fidelity Emerging Asia Fund	-	22%	-	-
Fidelity Emerging Asia Fund: Class F	-	21%	-	-
Fidelity Nordic Fund	-	86%	-	-
Fidelity Pacific Basin Fund	-	20%	-	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Canada Fund	12/07/09	$0.555	$0.0866
Fidelity China Region Fund	12/07/09	$0.305	$0.0314
Fidelity Emerging Markets Fund	12/07/09	$0.167	$0.0258
Fidelity Europe Fund	11/30/09	$0.508	$0.0427
Fidelity Europe Fund: Class F	11/30/09	$0.535	$0.0427
Fidelity Europe Capital Appreciation Fund	12/07/09	$0.294	$0.0282
Fidelity Japan Fund	12/07/09	$0.076	$0.0127
Fidelity Japan Smaller Companies Fund	12/07/09	$0.052	$0.0070
Fidelity Latin America Fund	12/07/09	$0.564	$0.0791
Fidelity Latin America Fund	12/31/09	$0.048	$0.0000
Fidelity Latin America Fund	09/30/10	$0.686	$0.0948
Fidelity Nordic Fund	12/07/09	$0.393	$0.0533
Fidelity Pacific Basin Fund	12/07/09	$0.233	$0.0184
Fidelity Emerging Asia Fund	12/07/09	$0.876	$0.0612
Fidelity Emerging Asia Fund: Class F	12/07/09	$0.912	$0.0612

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund) shareholders was held on November 16, 2010. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To approve a change in the performance adjustment index for the fund.
	# of Votes	% of Votes
Affirmative	762,743,251.15	89.962
Against	54,698,229.87	6.451
Abstain	24,743,409.13	2.919
Uninstructed	5,663,975.59	0.668
TOTAL	847,848,865.74	100.000
PROPOSAL 2
To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.
	# of Votes	% of Votes
Affirmative	604,723,907.38	71.324
Against	207,016,787.49	24.417
Abstain	30,444,195.28	3.591
Uninstructed	5,663,975.59	0.668
TOTAL	847,848,865.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Asia Fund (formerly known as Fidelity Southeast Asia Fund)

On July 14, 2010, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will prospectively change the index used to calculate the fund's performance adjustment from the MSCI AC (All Country) Far East ex Japan Index (the Current Index) to the MSCI AC (All Country) Asia ex Japan Index (the Proposed Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Contract and the compensation to be received by Fidelity under the management contract is in the best interest of fund shareholders and consistent with Fidelity's fiduciary duty under applicable law. The Board, in reaching its determination to approve the Amended Contract, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services.

Investment Performance. In determining whether the Proposed Index is an appropriate index against which to measure the fund's investment performance, the Board considered that, consistent with the fund's proposed new name and modified investment policies, FMR would allocate the fund's investments across different Asian countries with emerging markets. The Board also considered that because the Proposed Index includes securities of issuers from India in addition to those of the same countries included in the Current Index, it will provide a more meaningful performance comparison for the fund under its new investment strategy.

The Board considered the rolling 36-month returns of the fund's retail class compared to the rolling 36-month returns of the Current Index and the Proposed Index over the last three years ended April 30, 2010. The Board noted that the fund outperformed and underperformed the Current Index and the Proposed Index at different times over the rolling 36-month period ended April 30, 2010.

The Board considered the performance of the Current Index compared to the performance of the Proposed Index over the past ten calendar years and for the five months ended May 31, 2010. The Board noted that the two indices have performed differently at times over the period, with the Proposed Index outperforming the Current Index in eight of the past ten calendar years. The Board also noted that the Proposed Index outperformed the Current Index over the 10-year period ended May 31, 2010 and that the fund's retail class outperformed the Current Index in five of the past ten calendar years, and outperformed the Proposed Index in seven of the past ten calendar years. The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2010 meeting, the Board had reviewed the fund's retail class returns and the returns of the Current Index over the one-, three-, and five-year periods ended December 31, 2009, and had noted that the relative investment performance of the fund's retail class was higher than the Current Index for the five-year period, although the fund's one-year and three-year cumulative returns were lower than the Current Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, because the change in the index used to calculate the fund's performance adjustment will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index.

Annual Report

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (with the Current Index) for the fund's fiscal year-ended October 31, 2009 and the 12-month period ended April 30, 2010, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the Proposed Index) had been in effect during those periods.

The Board noted that, under the current management contract, the fund's basic fee was increased by a slightly positive performance adjustment of approximately one basis point and that, if the Amended Contract had been in effect during the fiscal year-ended October 31, 2009, the fund's basic fee would have been decreased by a negative performance adjustment of 2.3 basis points. As a result, the fund's hypothetical management fee would have been 3.3 basis points ($522,302) lower if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Current Index and underperformed the Proposed Index over that period.

The Board noted that, under the current management contract, the fund's basic fee was decreased by a negative performance adjustment of 25.6 basis points and that, if the Amended Contract had been in effect during the 12-month period ended April 30, 2010, the fund's basic fee would have been decreased by a negative performance adjustment of 28.6 basis points. As a result, the fund's hypothetical management fee would have been 3.0 basis points ($524,908) lower if the Amended Contract had been in effect during that period. The Board noted that the fund underperformed both the Current Index and the Proposed Index over that period.

Based on its review, the Board concluded that the fund's management fee was in the best interest of fund shareholders and consistent with Fidelity's fiduciary duty under applicable law in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review, the Board also noted that at its July meeting it received and considered materials relating to its review of total expenses for the fund in connection with its renewal of the fund's current management contract. This information included Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Contract is in the best interest of fund shareholders and consistent with Fidelity's fiduciary duty under applicable law, and that the Amended Contract should be approved and submitted to shareholders for their approval.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance (Canada Fund and China Region Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare either fund's performance. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that Canada Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Emerging Markets Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Europe Fund and Europe Capital Appreciation Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for the retail class, in the case of Europe Fund), as well as each fund's relative investment performance (for the retail class, in the case of Europe Fund) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns (for the retail class, in the case of Europe Fund), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of Europe Fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund (or the retail class, in the case of Europe Fund).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Japan Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance (Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for the retail class, in the case of Southeast Asia Fund), as well as each fund's relative investment performance (for the retail class, in the case of Southeast Asia Fund) measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (Class F of Southeast Asia Fund had less than one year of performance as of December 31, 2009.)

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Smaller Companies Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity Nordic Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Pacific Basin Fund

The Board noted that the investment performance of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Southeast Asia Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of the retail class compared favorably to its benchmark. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that each of Pacific Basin Fund's and Southeast Asia Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group". For Japan Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 15% would mean that 85% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Southeast Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that, on July 14, 2010, it had approved a proposal, subject to shareholder approval, to, among other things, change the index used to calculate Southeast Asia Fund's performance adjustment. The Board also considered that, if shareholders approve the change at a special meeting scheduled to be held in November 2010, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to the effective date of the change and the performance of the current index for the remainder of the measurement period.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses (Canada Fund, China Region Fund, Emerging Markets Fund, Europe Fund, Japan Fund, and Southeast Asia Fund). In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Canada Fund's, Europe Fund's, Japan Fund's, and Southeast Asia Fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and the retail class of Canada Fund ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each class of China Region Fund, Emerging Markets Fund, Europe Fund, Japan Fund, and Southeast Asia Fund ranked below its competitive median for 2009.

Total Expenses (Europe Capital Appreciation Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Pacific Basin Fund). In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Europe Capital Appreciation Fund's and Pacific Basin Fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that each fund's total expenses ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of each fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Emerging Markets Fund, Fidelity Japan Fund,
Fidelity Pacific Basin Fund

Brown Brothers Harriman & Co.
Boston, MA

Fidelity China Region Fund, Fidelity Latin America Fund,
Fidelity Nordic Fund

The Bank of New York Mellon
New York, NY

Fidelity Canada Fund, Fidelity Europe Fund

The Northern Trust Company
Chicago, IL

Fidelity Emerging Asia Fund,
Fidelity Europe Capital Appreciation Fund,
Fidelity Japan Smaller Companies Fund

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

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Boston, MA 02109
www.fidelity.com

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TIF-UANNPRO-1210
1.784781.107

Fidelity AdvisorSM
Canada Fund -
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are
classes of Fidelity® Canada Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	15.57%	7.49%	10.33%
Class T (incl. 3.50% sales charge) B	17.99%	7.79%	10.49%
Class B (incl. contingent deferred sales charge) C	16.64%	7.88%	10.69%
Class C (incl. contingent deferred sales charge) D	20.68%	8.19%	10.69%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Canada Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. The initial offering of Class A took place on May 2, 2007. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Douglas Lober, Portfolio Manager of Fidelity AdvisorSM Canada Fund: For the 12 months ending October 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 22.62%, 22.27%, 21.64% and 21.68%, respectively (excluding sales charges), trailing the 26.45% gain of the S&P/TSX Composite Index. It was a solid period for Canadian equities, bolstered by a strengthening economy, surging global commodity prices and a strong Canadian dollar relative to the U.S. dollar. Versus the index, positioning in materials and technology hurt performance the most this period. Conversely, overweighting the top-performing health care sector, security selection in industrials and underweighting financials, especially insurance, supported results. The fund's biggest individual detractors were pairs of tech and materials stocks: enterprise software company Open Text, BlackBerry maker Research In Motion, base-metals producer Teck Resources and Barrick Gold. On the upside, underweighting Canadian life insurer Manulife Financial, which was sold from the fund, was the fund's largest contributor, followed by specialty pharmaceutical firm Biovail - which merged with Valeant Pharmaceuticals International - and crude oil and natural gas company Pacific Rubiales Energy.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2010, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.24%
Actual		$ 1,000.00	$ 1,036.60	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 1,035.10	$ 7.69
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,032.50	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	1.98%
Actual		$ 1,000.00	$ 1,032.60	$ 10.14
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Canada	.92%
Actual		$ 1,000.00	$ 1,038.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,038.00	$ 4.83
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Canada	98.4%
United States of America	1.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Canada	98.2%
United States of America	1.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	99.3
Short-Term Investments and Net Other Assets	0.9	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Magna International, Inc. Class A (sub. vtg.) (Auto Components)	5.1	1.3
Royal Bank of Canada (Commercial Banks)	5.1	6.1
Toronto-Dominion Bank (Commercial Banks)	4.5	5.3
Canadian National Railway Co. (Road & Rail)	4.2	5.3
Bank of Nova Scotia (Commercial Banks)	3.9	2.4
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	3.7	0.0
Barrick Gold Corp. (Metals & Mining)	3.7	0.0
Talisman Energy, Inc. (Oil, Gas & Consumable Fuels)	3.6	2.5
Goldcorp, Inc. (Metals & Mining)	3.6	3.6
SXC Health Solutions Corp. (Health Care Technology)	3.5	1.7
	40.9
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	24.0	18.1
Financials	20.2	26.4
Energy	15.6	20.9
Consumer Discretionary	11.0	7.4
Industrials	9.3	8.8
Health Care	7.2	1.7
Information Technology	5.8	9.6
Telecommunication Services	4.5	3.7
Consumer Staples	1.5	1.9
Utilities	0.0	0.8

Annual Report

Fidelity Canada Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 5.1%
Magna International, Inc. Class A (sub. vtg.)	2,425,200	$ 219,335,670
Hotels, Restaurants & Leisure - 1.0%
Tim Hortons, Inc.	1,110,300	41,738,310
Household Durables - 0.4%
Dorel Industries, Inc. Class B (sub. vtg.)	450,000	15,169,134
Media - 1.3%
Astral Media, Inc. Class A (non-vtg.)	400,000	16,040,788
Corus Entertainment, Inc. Class B (non-vtg.)	600,000	12,954,211
Groupe Aeroplan, Inc.	100,000	1,215,805
Quebecor, Inc. Class B (sub. vtg.)	750,000	27,054,123
		57,264,927
Multiline Retail - 1.0%
Dollarama, Inc.	1,678,775	44,244,997
Textiles, Apparel & Luxury Goods - 2.2%
Gildan Activewear, Inc. (a)	3,269,100	94,204,186
TOTAL CONSUMER DISCRETIONARY		471,957,224
CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,290,200	30,638,929
Metro, Inc. Class A (sub. vtg.)	700,000	32,120,796
		62,759,725
ENERGY - 15.6%
Oil, Gas & Consumable Fuels - 15.6%
Baytex Energy Trust	850,000	31,669,772
Cameco Corp.	400,000	12,373,762
Cenovus Energy, Inc.	2,000,000	55,652,515
Crescent Point Energy Corp.	783,400	31,031,827
Enbridge, Inc.	2,508,900	138,765,613
Gran Tierra Energy, Inc. (a)	1,300,000	9,687,224
Keyera Facilities Income Fund	958,402	29,741,566
Niko Resources Ltd.	145,000	13,833,219
Pacific Rubiales Energy Corp. (a)	1,200,000	38,250,809
Petrobank Energy & Resources Ltd. (a)	350,000	13,929,307
Suncor Energy, Inc.	4,307,600	138,025,657
Talisman Energy, Inc.	8,500,000	154,098,441
		667,059,712
FINANCIALS - 20.2%
Commercial Banks - 17.4%
Bank of Nova Scotia	3,100,000	166,170,213
Canadian Imperial Bank of Commerce	1,344,600	103,135,658
National Bank of Canada	1,000,000	65,820,178
Royal Bank of Canada	4,040,000	215,448,181
Toronto-Dominion Bank	2,665,800	191,982,557
		742,556,787

	Shares	Value
Insurance - 0.8%
Intact Financial Corp.	741,100	$ 33,563,495
Real Estate Investment Trusts - 0.0%
RioCan (REIT)	100,000	2,260,025
Real Estate Management & Development - 2.0%
Brookfield Asset Management, Inc. Class A	1,750,000	51,956,074
Brookfield Properties Corp. (d)	1,900,000	32,824,787
		84,780,861
TOTAL FINANCIALS		863,161,168
HEALTH CARE - 7.2%
Health Care Technology - 3.5%
SXC Health Solutions Corp. (a)(e)	3,803,234	148,489,830
Pharmaceuticals - 3.7%
Valeant Pharmaceuticals International, Inc.	5,688,351	157,393,142
TOTAL HEALTH CARE		305,882,972
INDUSTRIALS - 9.3%
Airlines - 0.8%
Air Canada Class A (a)(d)	9,475,000	35,116,678
Commercial Services & Supplies - 2.1%
IESI-BFC Ltd.	3,750,000	87,765,957
Construction & Engineering - 0.8%
SNC-Lavalin Group, Inc.	650,000	33,204,236
Road & Rail - 4.5%
Canadian National Railway Co.	2,750,000	178,120,404
Contrans Group, Inc. Class A	878,500	7,536,891
CSX Corp.	100,000	6,145,000
		191,802,295
Trading Companies & Distributors - 1.1%
Finning International, Inc.	2,050,000	48,199,823
TOTAL INDUSTRIALS		396,088,989
INFORMATION TECHNOLOGY - 5.8%
Communications Equipment - 2.0%
Research In Motion Ltd. (a)	1,530,000	87,133,507
Internet Software & Services - 2.1%
Open Text Corp. (a)	1,993,740	88,202,323
IT Services - 0.9%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,590,000	39,844,200
Software - 0.8%
MacDonald Dettwiler & Associates Ltd. (a)	650,000	32,382,096
TOTAL INFORMATION TECHNOLOGY		247,562,126
Common Stocks - continued
	Shares	Value
MATERIALS - 24.0%
Chemicals - 5.2%
Agrium, Inc.	950,000	$ 84,036,670
Potash Corp. of Saskatchewan, Inc.	950,000	137,390,921
		221,427,591
Metals & Mining - 18.5%
Barrick Gold Corp.	3,250,000	156,525,149
Consolidated Thompson Iron Mines Ltd. (a)	2,250,000	21,796,255
Detour Gold Corp. (a)	1,280,000	37,387,195
Eldorado Gold Corp.	5,470,000	92,623,689
European Goldfields Ltd. (a)	600,000	8,106,677
Goldcorp, Inc.	3,400,000	151,814,884
Grande Cache Coal Corp. (a)	2,500,000	17,158,545
IAMGOLD Corp.	2,000,000	36,493,774
Ivanhoe Mines Ltd. (a)	800,000	19,154,819
Kinross Gold Corp.	300,000	5,397,588
Osisko Mining Corp. (a)	1,665,700	23,093,439
Pan American Silver Corp.	800,000	25,536,002
Silver Wheaton Corp. (a)	1,875,900	53,928,216
Teck Resources Ltd. Class B (sub. vtg.)	2,400,000	107,304,638
Walter Energy, Inc.	200,000	17,592,000
Yamana Gold, Inc.	1,500,000	16,501,618
		790,414,488
Paper & Forest Products - 0.3%
Sino-Forest Corp. (a)	600,000	11,859,986
TOTAL MATERIALS		1,023,702,065
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 2.8%
BCE, Inc. (d)	2,300,000	77,147,760
TELUS Corp. (d)	1,000,000	44,318,070
		121,465,830

	Shares	Value
Wireless Telecommunication Services - 1.7%
Rogers Communications, Inc. Class B (non-vtg.)	2,000,000	$ 72,869,889
TOTAL TELECOMMUNICATION SERVICES		194,335,719
TOTAL COMMON STOCKS (Cost $3,395,319,218)		4,232,509,700
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.23% (b)	16,109,355	16,109,355
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	31,292,644	31,292,644
TOTAL MONEY MARKET FUNDS (Cost $47,401,999)		47,401,999
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $3,442,721,217)	4,279,911,699
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(9,998,244)
NET ASSETS - 100%	$ 4,269,913,455
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,952
Fidelity Securities Lending Cash Central Fund	3,863,210
Total	$ 3,935,162
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Air Canada Class A	$ -	$ 16,193,836	$ -	$ -	$ -
Grande Cache Coal Corp.	-	40,052,532	26,878,041	-	-
SXC Health Solutions Corp.	16,519,740	103,932,396	-	-	148,489,830
Total	$ 16,519,740	$ 160,178,764	$ 26,878,041	$ -	$ 148,489,830
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $243,313,729 of which $92,395,948 and $150,917,781 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $29,757,421) - See accompanying schedule: Unaffiliated issuers (cost $3,276,154,840)	$ 4,084,019,870
Fidelity Central Funds (cost $47,401,999)	47,401,999
Other affiliated issuers (cost $119,164,378)	148,489,830
Total Investments (cost $3,442,721,217)		$ 4,279,911,699
Foreign currency held at value (cost $1,389,752)		1,389,866
Receivable for investments sold		57,939,322
Receivable for fund shares sold		4,954,632
Dividends receivable		4,499,672
Distributions receivable from Fidelity Central Funds		9,305
Other receivables		318,991
Total assets		4,349,023,487

Liabilities
Payable for investments purchased	$ 40,343,297
Payable for fund shares redeemed	4,151,509
Accrued management fee	2,176,024
Distribution and service plan fees payable	102,860
Other affiliated payables	915,239
Other payables and accrued expenses	128,459
Collateral on securities loaned, at value	31,292,644
Total liabilities		79,110,032

Net Assets		$ 4,269,913,455
Net Assets consist of:
Paid in capital		$ 3,663,079,350
Undistributed net investment income		26,745,120
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(257,197,673)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		837,286,658
Net Assets		$ 4,269,913,455

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($170,445,854 ÷ 3,167,830 shares)	$ 53.81

Maximum offering price per share (100/94.25 of $53.81)	$ 57.09
Class T: Net Asset Value and redemption price per share ($31,521,786 ÷ 587,692 shares)	$ 53.64

Maximum offering price per share (100/96.50 of $53.64)	$ 55.59
Class B: Net Asset Value and offering price per share ($13,463,848 ÷ 253,888 shares) A	$ 53.03

Class C: Net Asset Value and offering price per share ($54,052,232 ÷ 1,022,372 shares) A	$ 52.87

Canada: Net Asset Value, offering price and redemption price per share ($3,953,692,786 ÷ 73,023,771 shares)	$ 54.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($46,736,949 ÷ 865,188 shares)	$ 54.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 77,463,667
Interest		460
Income from Fidelity Central Funds (including $3,863,210 from security lending)		3,935,162
Income before foreign taxes withheld		81,399,289
Less foreign taxes withheld		(11,557,812)
Total income		69,841,477

Expenses
Management fee Basic fee	$ 27,220,833
Performance adjustment	(2,434,973)
Transfer agent fees	9,229,104
Distribution and service plan fees	943,339
Accounting and security lending fees	1,532,504
Custodian fees and expenses	339,998
Independent trustees' compensation	21,432
Registration fees	169,539
Audit	70,900
Legal	18,293
Interest	1,574
Miscellaneous	50,594
Total expenses before reductions	37,163,137
Expense reductions	(1,984,527)	35,178,610
Net investment income (loss)		34,662,867
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	86,472,773
Other affiliated issuers	(2,411,623)
Investment not meeting investment restrictions	(275,664)
Foreign currency transactions	(295,766)
Payment from investment advisor for loss on investment not meeting investment restrictions	275,664
Capital gain distributions from Fidelity Central Funds	1,133
Total net realized gain (loss)		83,766,517
Change in net unrealized appreciation (depreciation) on: Investment securities	640,635,315
Assets and liabilities in foreign currencies	411,031
Total change in net unrealized appreciation (depreciation)		641,046,346
Net gain (loss)		724,812,863
Net increase (decrease) in net assets resulting from operations		$ 759,475,730

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,662,867	$ 34,444,185
Net realized gain (loss)	83,766,517	(171,178,890)
Change in net unrealized appreciation (depreciation)	641,046,346	537,944,481
Net increase (decrease) in net assets resulting from operations	759,475,730	401,209,776
Distributions to shareholders from net investment income	(34,208,293)	(10,179,804)
Share transactions - net increase (decrease)	243,266,632	30,108,212
Redemption fees	759,127	779,120
Total increase (decrease) in net assets	969,293,196	421,917,304

Net Assets
Beginning of period	3,300,620,259	2,878,702,955
End of period (including undistributed net investment income of $26,745,120 and undistributed net investment income of $26,298,051, respectively)	$ 4,269,913,455	$ 3,300,620,259

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 44.24	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.31	.38	.39	.19
Net realized and unrealized gain (loss)	9.64	5.72	(28.71)	15.96
Total from investment operations	9.95	6.10	(28.32)	16.15
Distributions from net investment income	(.39)	(.07)	(.41)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.39)	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Total Return B, C, D	22.62%	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.24%	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.24%	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.18%	1.39%	1.31%	1.22% A
Net investment income (loss)	.63%	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,446	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 44.11	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.18	.27	.23	.09
Net realized and unrealized gain (loss)	9.60	5.73	(28.66)	15.99
Total from investment operations	9.78	6.00	(28.43)	16.08
Distributions from net investment income	(.26)	-	(.33)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.26)	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Total Return B, C, D	22.27%	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.51%	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.51%	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.46%	1.67%	1.60%	1.47% A
Net investment income (loss)	.36%	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,522	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.68	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.07)	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	9.50	5.68	(28.54)	15.93
Total from investment operations	9.43	5.76	(28.60)	15.87
Distributions from net investment income	(.09)	-	(.14)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.09)	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Total Return B, C, D	21.64%	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	2.01%	2.19%	2.13%	2.00% A
Expenses net of all reductions	1.96%	2.16%	2.10%	1.99% A
Net investment income (loss)	(.14)%	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,464	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.60	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	9.48	5.66	(28.52)	15.94
Total from investment operations	9.42	5.75	(28.57)	15.90
Distributions from net investment income	(.16)	-	(.27)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.16)	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Total Return B, C, D	21.68%	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.99%	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	1.99%	2.18%	2.13%	1.99% A
Expenses net of all reductions	1.94%	2.15%	2.10%	1.97% A
Net investment income (loss)	(.12)%	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,052	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.46	$ 38.37	$ 70.25	$ 49.48	$ 39.14
Income from Investment Operations
Net investment income (loss) B	.46	.48	.58	.52	.34
Net realized and unrealized gain (loss)	9.68	5.74	(28.83)	21.62	10.15
Total from investment operations	10.14	6.22	(28.25)	22.14	10.49
Distributions from net investment income	(.47)	(.14)	(.40)	(.36)	(.16)
Distributions from net realized gain	-	-	(3.27)	(1.03)	(.01)
Total distributions	(.47)	(.14)	(3.67)	(1.39)	(.17)
Redemption fees added to paid in capital B	.01	.01	.04	.02	.02
Net asset value, end of period	$ 54.14	$ 44.46	$ 38.37	$ 70.25	$ 49.48
Total Return A	22.97%	16.40%	(42.06)%	46.03%	26.93%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	1.17%	1.03%	.96%	1.00%
Expenses net of fee waivers, if any	.94%	1.17%	1.03%	.96%	1.00%
Expenses net of all reductions	.89%	1.13%	1.00%	.94%	.97%
Net investment income (loss)	.93%	1.24%	1.00%	.94%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,953,693	$ 3,149,791	$ 2,776,298	$ 4,890,617	$ 3,136,927
Portfolio turnover rate D	143%	123%	63%	42%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 44.39	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.46	.49	.52	.25
Net realized and unrealized gain (loss)	9.65	5.72	(28.78)	15.99
Total from investment operations	10.11	6.21	(28.26)	16.24
Distributions from net investment income	(.49)	(.14)	(.45)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.49)	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.01	.04	.01
Net asset value, end of period	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Total Return B, C	22.94%	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	.95%	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	.95%	1.17%	1.11%	1.01% A
Expenses net of all reductions	.90%	1.14%	1.08%	.99% A
Net investment income (loss)	.92%	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,737	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 808,571,125
Gross unrealized depreciation	(20,169,137)
Net unrealized appreciation (depreciation)	$ 788,401,988

Tax Cost	$ 3,491,509,711

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 61,650,009
Capital loss carryforward	$ (243,313,729)
Net unrealized appreciation (depreciation)	$ 788,498,050

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 34,208,293	$ 10,179,804

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,636,566,398 and $5,347,008,329, respectively.

The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 312,428	$ 11,816
Class T	.25%	.25%	123,743	-
Class B	.75%	.25%	105,189	78,891
Class C	.75%	.25%	401,979	204,393
			$ 943,339	$ 295,100

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 169,728
Class T	20,643
Class B*	19,800
Class C*	8,543
$ 218,714

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 357,370.28
Class T	77,021.31
Class B	32,593.31
Class C	116,977.29
Canada	8,568,457.24
Institutional Class	76,686.25
	$ 9,229,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $650 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,003,722.45%		$ 1,574

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,854 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,984,527 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 756,039	$ 107,700
Class T	106,904	-
Class B	15,600	-
Class C	97,752	-
Canada	33,027,962	10,039,164
Institutional Class	204,036	32,940
Total	$ 34,208,293	$ 10,179,804

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	2,050,255	894,135	$ 102,518,373	$ 37,345,647
Reinvestment of distributions	14,622	3,241	696,013	102,525
Shares redeemed	(773,357)	(493,476)	(38,292,678)	(17,901,706)
Net increase (decrease)	1,291,520	403,900	$ 64,921,708	$ 19,546,466
Class T
Shares sold	296,633	153,535	$ 14,818,898	$ 6,072,136
Reinvestment of distributions	2,182	-	103,790	-
Shares redeemed	(113,003)	(144,414)	(5,600,141)	(5,034,459)
Net increase (decrease)	185,812	9,121	$ 9,322,547	$ 1,037,677
Class B
Shares sold	134,473	68,778	$ 6,579,801	$ 2,732,178
Reinvestment of distributions	263	-	12,424	-
Shares redeemed	(47,606)	(50,130)	(2,342,627)	(1,849,231)
Net increase (decrease)	87,130	18,648	$ 4,249,598	$ 882,947
Class C
Shares sold	647,123	311,799	$ 31,812,568	$ 13,003,041
Reinvestment of distributions	1,580	-	74,410	-
Shares redeemed	(196,235)	(183,651)	(9,599,233)	(6,643,635)
Net increase (decrease)	452,468	128,148	$ 22,287,745	$ 6,359,406
Canada
Shares sold	20,151,337	19,139,057	$ 1,010,632,290	$ 774,158,834
Reinvestment of distributions	659,119	306,492	31,486,105	9,628,844
Shares redeemed	(18,629,713)	(20,957,211)	(923,131,901)	(789,350,714)
Net increase (decrease)	2,180,743	(1,511,662)	$ 118,986,494	$ (5,563,036)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	717,543	280,690	$ 36,118,321	$ 11,718,786
Reinvestment of distributions	2,830	737	134,893	23,131
Shares redeemed	(259,715)	(108,451)	(12,754,674)	(3,897,165)
Net increase (decrease)	460,658	172,976	$ 23,498,540	$ 7,844,752

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present).
Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (43)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.338	$0.441
Class T	12/06/10	12/03/10	$0.198	$0.441
Class B	12/06/10	12/03/10	$0.000	$0.407
Class C	12/06/10	12/03/10	$0.023	$0.441

Class A, Class T, Class B, and Class C designates 100% of the, dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/2009	$0.475	$0.0866
Class T	12/07/2009	$0.348	$0.0866
Class B	12/07/2009	$0.178	$0.0866
Class C	12/07/2009	$0.249	$0.0866

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and the retail class of the fund ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, New York

ACAN-UANN-1210
1.843164.103

Fidelity AdvisorSM
Canada Fund -
Institutional Class

Annual Report

October 31, 2010

Institutional Class is a class of
Fidelity® Canada Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	22.94%	8.96%	11.09%

A The initial offering of Institutional Class shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Canada Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. The inital offering of Institutional Class took place on May 2, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Douglas Lober, Portfolio Manager of Fidelity AdvisorSM Canada Fund: For the 12 months ending October 31, 2010, the fund's Institutional Class shares returned 22.94%, trailing the 26.45% gain of the S&P/TSX Composite Index. It was a solid period for Canadian equities, bolstered by a strengthening economy, surging global commodity prices and a strong Canadian dollar relative to the U.S. dollar. Versus the index, positioning in materials and technology hurt performance the most this period. Conversely, overweighting the top-performing health care sector, security selection in industrials and underweighting financials, especially insurance, bolstered results. The fund's biggest individual detractors were pairs of tech and materials stocks: enterprise software company Open Text, BlackBerry maker Research In Motion, base-metals producer Teck Resources and Barrick Gold. On the upside, underweighting Canadian life insurer Manulife Financial, which was sold from the fund, was the fund's largest contributor, followed by specialty pharmaceutical firm Biovail - which merged with Valeant Pharmaceuticals International - and crude oil and natural gas company Pacific Rubiales Energy.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2010, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.24%
Actual		$ 1,000.00	$ 1,036.60	$ 6.37
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 1,035.10	$ 7.69
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,032.50	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	1.98%
Actual		$ 1,000.00	$ 1,032.60	$ 10.14
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Canada	.92%
Actual		$ 1,000.00	$ 1,038.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,038.00	$ 4.83
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Canada	98.4%
United States of America	1.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Canada	98.2%
United States of America	1.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	99.3
Short-Term Investments and Net Other Assets	0.9	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Magna International, Inc. Class A (sub. vtg.) (Auto Components)	5.1	1.3
Royal Bank of Canada (Commercial Banks)	5.1	6.1
Toronto-Dominion Bank (Commercial Banks)	4.5	5.3
Canadian National Railway Co. (Road & Rail)	4.2	5.3
Bank of Nova Scotia (Commercial Banks)	3.9	2.4
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	3.7	0.0
Barrick Gold Corp. (Metals & Mining)	3.7	0.0
Talisman Energy, Inc. (Oil, Gas & Consumable Fuels)	3.6	2.5
Goldcorp, Inc. (Metals & Mining)	3.6	3.6
SXC Health Solutions Corp. (Health Care Technology)	3.5	1.7
	40.9
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	24.0	18.1
Financials	20.2	26.4
Energy	15.6	20.9
Consumer Discretionary	11.0	7.4
Industrials	9.3	8.8
Health Care	7.2	1.7
Information Technology	5.8	9.6
Telecommunication Services	4.5	3.7
Consumer Staples	1.5	1.9
Utilities	0.0	0.8

Annual Report

Fidelity Canada Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 5.1%
Magna International, Inc. Class A (sub. vtg.)	2,425,200	$ 219,335,670
Hotels, Restaurants & Leisure - 1.0%
Tim Hortons, Inc.	1,110,300	41,738,310
Household Durables - 0.4%
Dorel Industries, Inc. Class B (sub. vtg.)	450,000	15,169,134
Media - 1.3%
Astral Media, Inc. Class A (non-vtg.)	400,000	16,040,788
Corus Entertainment, Inc. Class B (non-vtg.)	600,000	12,954,211
Groupe Aeroplan, Inc.	100,000	1,215,805
Quebecor, Inc. Class B (sub. vtg.)	750,000	27,054,123
		57,264,927
Multiline Retail - 1.0%
Dollarama, Inc.	1,678,775	44,244,997
Textiles, Apparel & Luxury Goods - 2.2%
Gildan Activewear, Inc. (a)	3,269,100	94,204,186
TOTAL CONSUMER DISCRETIONARY		471,957,224
CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,290,200	30,638,929
Metro, Inc. Class A (sub. vtg.)	700,000	32,120,796
		62,759,725
ENERGY - 15.6%
Oil, Gas & Consumable Fuels - 15.6%
Baytex Energy Trust	850,000	31,669,772
Cameco Corp.	400,000	12,373,762
Cenovus Energy, Inc.	2,000,000	55,652,515
Crescent Point Energy Corp.	783,400	31,031,827
Enbridge, Inc.	2,508,900	138,765,613
Gran Tierra Energy, Inc. (a)	1,300,000	9,687,224
Keyera Facilities Income Fund	958,402	29,741,566
Niko Resources Ltd.	145,000	13,833,219
Pacific Rubiales Energy Corp. (a)	1,200,000	38,250,809
Petrobank Energy & Resources Ltd. (a)	350,000	13,929,307
Suncor Energy, Inc.	4,307,600	138,025,657
Talisman Energy, Inc.	8,500,000	154,098,441
		667,059,712
FINANCIALS - 20.2%
Commercial Banks - 17.4%
Bank of Nova Scotia	3,100,000	166,170,213
Canadian Imperial Bank of Commerce	1,344,600	103,135,658
National Bank of Canada	1,000,000	65,820,178
Royal Bank of Canada	4,040,000	215,448,181
Toronto-Dominion Bank	2,665,800	191,982,557
		742,556,787

	Shares	Value
Insurance - 0.8%
Intact Financial Corp.	741,100	$ 33,563,495
Real Estate Investment Trusts - 0.0%
RioCan (REIT)	100,000	2,260,025
Real Estate Management & Development - 2.0%
Brookfield Asset Management, Inc. Class A	1,750,000	51,956,074
Brookfield Properties Corp. (d)	1,900,000	32,824,787
		84,780,861
TOTAL FINANCIALS		863,161,168
HEALTH CARE - 7.2%
Health Care Technology - 3.5%
SXC Health Solutions Corp. (a)(e)	3,803,234	148,489,830
Pharmaceuticals - 3.7%
Valeant Pharmaceuticals International, Inc.	5,688,351	157,393,142
TOTAL HEALTH CARE		305,882,972
INDUSTRIALS - 9.3%
Airlines - 0.8%
Air Canada Class A (a)(d)	9,475,000	35,116,678
Commercial Services & Supplies - 2.1%
IESI-BFC Ltd.	3,750,000	87,765,957
Construction & Engineering - 0.8%
SNC-Lavalin Group, Inc.	650,000	33,204,236
Road & Rail - 4.5%
Canadian National Railway Co.	2,750,000	178,120,404
Contrans Group, Inc. Class A	878,500	7,536,891
CSX Corp.	100,000	6,145,000
		191,802,295
Trading Companies & Distributors - 1.1%
Finning International, Inc.	2,050,000	48,199,823
TOTAL INDUSTRIALS		396,088,989
INFORMATION TECHNOLOGY - 5.8%
Communications Equipment - 2.0%
Research In Motion Ltd. (a)	1,530,000	87,133,507
Internet Software & Services - 2.1%
Open Text Corp. (a)	1,993,740	88,202,323
IT Services - 0.9%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,590,000	39,844,200
Software - 0.8%
MacDonald Dettwiler & Associates Ltd. (a)	650,000	32,382,096
TOTAL INFORMATION TECHNOLOGY		247,562,126
Common Stocks - continued
	Shares	Value
MATERIALS - 24.0%
Chemicals - 5.2%
Agrium, Inc.	950,000	$ 84,036,670
Potash Corp. of Saskatchewan, Inc.	950,000	137,390,921
		221,427,591
Metals & Mining - 18.5%
Barrick Gold Corp.	3,250,000	156,525,149
Consolidated Thompson Iron Mines Ltd. (a)	2,250,000	21,796,255
Detour Gold Corp. (a)	1,280,000	37,387,195
Eldorado Gold Corp.	5,470,000	92,623,689
European Goldfields Ltd. (a)	600,000	8,106,677
Goldcorp, Inc.	3,400,000	151,814,884
Grande Cache Coal Corp. (a)	2,500,000	17,158,545
IAMGOLD Corp.	2,000,000	36,493,774
Ivanhoe Mines Ltd. (a)	800,000	19,154,819
Kinross Gold Corp.	300,000	5,397,588
Osisko Mining Corp. (a)	1,665,700	23,093,439
Pan American Silver Corp.	800,000	25,536,002
Silver Wheaton Corp. (a)	1,875,900	53,928,216
Teck Resources Ltd. Class B (sub. vtg.)	2,400,000	107,304,638
Walter Energy, Inc.	200,000	17,592,000
Yamana Gold, Inc.	1,500,000	16,501,618
		790,414,488
Paper & Forest Products - 0.3%
Sino-Forest Corp. (a)	600,000	11,859,986
TOTAL MATERIALS		1,023,702,065
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 2.8%
BCE, Inc. (d)	2,300,000	77,147,760
TELUS Corp. (d)	1,000,000	44,318,070
		121,465,830

	Shares	Value
Wireless Telecommunication Services - 1.7%
Rogers Communications, Inc. Class B (non-vtg.)	2,000,000	$ 72,869,889
TOTAL TELECOMMUNICATION SERVICES		194,335,719
TOTAL COMMON STOCKS (Cost $3,395,319,218)		4,232,509,700
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.23% (b)	16,109,355	16,109,355
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	31,292,644	31,292,644
TOTAL MONEY MARKET FUNDS (Cost $47,401,999)		47,401,999
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $3,442,721,217)	4,279,911,699
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(9,998,244)
NET ASSETS - 100%	$ 4,269,913,455
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,952
Fidelity Securities Lending Cash Central Fund	3,863,210
Total	$ 3,935,162
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Air Canada Class A	$ -	$ 16,193,836	$ -	$ -	$ -
Grande Cache Coal Corp.	-	40,052,532	26,878,041	-	-
SXC Health Solutions Corp.	16,519,740	103,932,396	-	-	148,489,830
Total	$ 16,519,740	$ 160,178,764	$ 26,878,041	$ -	$ 148,489,830
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $243,313,729 of which $92,395,948 and $150,917,781 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $29,757,421) - See accompanying schedule: Unaffiliated issuers (cost $3,276,154,840)	$ 4,084,019,870
Fidelity Central Funds (cost $47,401,999)	47,401,999
Other affiliated issuers (cost $119,164,378)	148,489,830
Total Investments (cost $3,442,721,217)		$ 4,279,911,699
Foreign currency held at value (cost $1,389,752)		1,389,866
Receivable for investments sold		57,939,322
Receivable for fund shares sold		4,954,632
Dividends receivable		4,499,672
Distributions receivable from Fidelity Central Funds		9,305
Other receivables		318,991
Total assets		4,349,023,487

Liabilities
Payable for investments purchased	$ 40,343,297
Payable for fund shares redeemed	4,151,509
Accrued management fee	2,176,024
Distribution and service plan fees payable	102,860
Other affiliated payables	915,239
Other payables and accrued expenses	128,459
Collateral on securities loaned, at value	31,292,644
Total liabilities		79,110,032

Net Assets		$ 4,269,913,455
Net Assets consist of:
Paid in capital		$ 3,663,079,350
Undistributed net investment income		26,745,120
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(257,197,673)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		837,286,658
Net Assets		$ 4,269,913,455

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($170,445,854 ÷ 3,167,830 shares)	$ 53.81

Maximum offering price per share (100/94.25 of $53.81)	$ 57.09
Class T: Net Asset Value and redemption price per share ($31,521,786 ÷ 587,692 shares)	$ 53.64

Maximum offering price per share (100/96.50 of $53.64)	$ 55.59
Class B: Net Asset Value and offering price per share ($13,463,848 ÷ 253,888 shares) A	$ 53.03

Class C: Net Asset Value and offering price per share ($54,052,232 ÷ 1,022,372 shares) A	$ 52.87

Canada: Net Asset Value, offering price and redemption price per share ($3,953,692,786 ÷ 73,023,771 shares)	$ 54.14

Institutional Class: Net Asset Value, offering price and redemption price per share ($46,736,949 ÷ 865,188 shares)	$ 54.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 77,463,667
Interest		460
Income from Fidelity Central Funds (including $3,863,210 from security lending)		3,935,162
Income before foreign taxes withheld		81,399,289
Less foreign taxes withheld		(11,557,812)
Total income		69,841,477

Expenses
Management fee Basic fee	$ 27,220,833
Performance adjustment	(2,434,973)
Transfer agent fees	9,229,104
Distribution and service plan fees	943,339
Accounting and security lending fees	1,532,504
Custodian fees and expenses	339,998
Independent trustees' compensation	21,432
Registration fees	169,539
Audit	70,900
Legal	18,293
Interest	1,574
Miscellaneous	50,594
Total expenses before reductions	37,163,137
Expense reductions	(1,984,527)	35,178,610
Net investment income (loss)		34,662,867
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	86,472,773
Other affiliated issuers	(2,411,623)
Investment not meeting investment restrictions	(275,664)
Foreign currency transactions	(295,766)
Payment from investment advisor for loss on investment not meeting investment restrictions	275,664
Capital gain distributions from Fidelity Central Funds	1,133
Total net realized gain (loss)		83,766,517
Change in net unrealized appreciation (depreciation) on: Investment securities	640,635,315
Assets and liabilities in foreign currencies	411,031
Total change in net unrealized appreciation (depreciation)		641,046,346
Net gain (loss)		724,812,863
Net increase (decrease) in net assets resulting from operations		$ 759,475,730

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,662,867	$ 34,444,185
Net realized gain (loss)	83,766,517	(171,178,890)
Change in net unrealized appreciation (depreciation)	641,046,346	537,944,481
Net increase (decrease) in net assets resulting from operations	759,475,730	401,209,776
Distributions to shareholders from net investment income	(34,208,293)	(10,179,804)
Share transactions - net increase (decrease)	243,266,632	30,108,212
Redemption fees	759,127	779,120
Total increase (decrease) in net assets	969,293,196	421,917,304

Net Assets
Beginning of period	3,300,620,259	2,878,702,955
End of period (including undistributed net investment income of $26,745,120 and undistributed net investment income of $26,298,051, respectively)	$ 4,269,913,455	$ 3,300,620,259

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 44.24	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.31	.38	.39	.19
Net realized and unrealized gain (loss)	9.64	5.72	(28.71)	15.96
Total from investment operations	9.95	6.10	(28.32)	16.15
Distributions from net investment income	(.39)	(.07)	(.41)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.39)	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Total Return B, C, D	22.62%	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.24%	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.24%	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.18%	1.39%	1.31%	1.22% A
Net investment income (loss)	.63%	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,446	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 44.11	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.18	.27	.23	.09
Net realized and unrealized gain (loss)	9.60	5.73	(28.66)	15.99
Total from investment operations	9.78	6.00	(28.43)	16.08
Distributions from net investment income	(.26)	-	(.33)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.26)	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Total Return B, C, D	22.27%	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.51%	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.51%	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.46%	1.67%	1.60%	1.47% A
Net investment income (loss)	.36%	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,522	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.68	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.07)	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	9.50	5.68	(28.54)	15.93
Total from investment operations	9.43	5.76	(28.60)	15.87
Distributions from net investment income	(.09)	-	(.14)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.09)	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Total Return B, C, D	21.64%	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	2.01%	2.19%	2.13%	2.00% A
Expenses net of all reductions	1.96%	2.16%	2.10%	1.99% A
Net investment income (loss)	(.14)%	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,464	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 43.60	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	9.48	5.66	(28.52)	15.94
Total from investment operations	9.42	5.75	(28.57)	15.90
Distributions from net investment income	(.16)	-	(.27)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.16)	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.01	.04	.01
Net asset value, end of period	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Total Return B, C, D	21.68%	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.99%	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	1.99%	2.18%	2.13%	1.99% A
Expenses net of all reductions	1.94%	2.15%	2.10%	1.97% A
Net investment income (loss)	(.12)%	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,052	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 44.46	$ 38.37	$ 70.25	$ 49.48	$ 39.14
Income from Investment Operations
Net investment income (loss) B	.46	.48	.58	.52	.34
Net realized and unrealized gain (loss)	9.68	5.74	(28.83)	21.62	10.15
Total from investment operations	10.14	6.22	(28.25)	22.14	10.49
Distributions from net investment income	(.47)	(.14)	(.40)	(.36)	(.16)
Distributions from net realized gain	-	-	(3.27)	(1.03)	(.01)
Total distributions	(.47)	(.14)	(3.67)	(1.39)	(.17)
Redemption fees added to paid in capital B	.01	.01	.04	.02	.02
Net asset value, end of period	$ 54.14	$ 44.46	$ 38.37	$ 70.25	$ 49.48
Total Return A	22.97%	16.40%	(42.06)%	46.03%	26.93%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	1.17%	1.03%	.96%	1.00%
Expenses net of fee waivers, if any	.94%	1.17%	1.03%	.96%	1.00%
Expenses net of all reductions	.89%	1.13%	1.00%	.94%	.97%
Net investment income (loss)	.93%	1.24%	1.00%	.94%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,953,693	$ 3,149,791	$ 2,776,298	$ 4,890,617	$ 3,136,927
Portfolio turnover rate D	143%	123%	63%	42%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 44.39	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.46	.49	.52	.25
Net realized and unrealized gain (loss)	9.65	5.72	(28.78)	15.99
Total from investment operations	10.11	6.21	(28.26)	16.24
Distributions from net investment income	(.49)	(.14)	(.45)	-
Distributions from net realized gain	-	-	(3.27)	-
Total distributions	(.49)	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.01	.04	.01
Net asset value, end of period	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Total Return B, C	22.94%	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	.95%	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	.95%	1.17%	1.11%	1.01% A
Expenses net of all reductions	.90%	1.14%	1.08%	.99% A
Net investment income (loss)	.92%	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,737	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	143%	123%	63%	42%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 808,571,125
Gross unrealized depreciation	(20,169,137)
Net unrealized appreciation (depreciation)	$ 788,401,988

Tax Cost	$ 3,491,509,711

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 61,650,009
Capital loss carryforward	$ (243,313,729)
Net unrealized appreciation (depreciation)	$ 788,498,050

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 34,208,293	$ 10,179,804

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,636,566,398 and $5,347,008,329, respectively.

The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 312,428	$ 11,816
Class T	.25%	.25%	123,743	-
Class B	.75%	.25%	105,189	78,891
Class C	.75%	.25%	401,979	204,393
			$ 943,339	$ 295,100

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 169,728
Class T	20,643
Class B*	19,800
Class C*	8,543
$ 218,714

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 357,370.28
Class T	77,021.31
Class B	32,593.31
Class C	116,977.29
Canada	8,568,457.24
Institutional Class	76,686.25
	$ 9,229,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $650 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,003,722.45%		$ 1,574

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,854 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,984,527 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 756,039	$ 107,700
Class T	106,904	-
Class B	15,600	-
Class C	97,752	-
Canada	33,027,962	10,039,164
Institutional Class	204,036	32,940
Total	$ 34,208,293	$ 10,179,804

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	2,050,255	894,135	$ 102,518,373	$ 37,345,647
Reinvestment of distributions	14,622	3,241	696,013	102,525
Shares redeemed	(773,357)	(493,476)	(38,292,678)	(17,901,706)
Net increase (decrease)	1,291,520	403,900	$ 64,921,708	$ 19,546,466
Class T
Shares sold	296,633	153,535	$ 14,818,898	$ 6,072,136
Reinvestment of distributions	2,182	-	103,790	-
Shares redeemed	(113,003)	(144,414)	(5,600,141)	(5,034,459)
Net increase (decrease)	185,812	9,121	$ 9,322,547	$ 1,037,677
Class B
Shares sold	134,473	68,778	$ 6,579,801	$ 2,732,178
Reinvestment of distributions	263	-	12,424	-
Shares redeemed	(47,606)	(50,130)	(2,342,627)	(1,849,231)
Net increase (decrease)	87,130	18,648	$ 4,249,598	$ 882,947
Class C
Shares sold	647,123	311,799	$ 31,812,568	$ 13,003,041
Reinvestment of distributions	1,580	-	74,410	-
Shares redeemed	(196,235)	(183,651)	(9,599,233)	(6,643,635)
Net increase (decrease)	452,468	128,148	$ 22,287,745	$ 6,359,406
Canada
Shares sold	20,151,337	19,139,057	$ 1,010,632,290	$ 774,158,834
Reinvestment of distributions	659,119	306,492	31,486,105	9,628,844
Shares redeemed	(18,629,713)	(20,957,211)	(923,131,901)	(789,350,714)
Net increase (decrease)	2,180,743	(1,511,662)	$ 118,986,494	$ (5,563,036)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Institutional Class
Shares sold	717,543	280,690	$ 36,118,321	$ 11,718,786
Reinvestment of distributions	2,830	737	134,893	23,131
Shares redeemed	(259,715)	(108,451)	(12,754,674)	(3,897,165)
Net increase (decrease)	460,658	172,976	$ 23,498,540	$ 7,844,752

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present).
Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (43)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.47	$0.441

The Institutional Class designates 96%, of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/2009	$.575	$.0866

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and the retail class of the fund ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, New York

ACANI-UANN-1210
1.843157.103

Fidelity Advisor SM
China Region Fund -
Class A, Class T, Class B, and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are
classes of Fidelity® China Region Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	13.61%	15.27%	10.29%
Class T (incl. 3.50% sales charge) B	16.06%	15.66%	10.47%
Class B (incl. contingent deferred sales charge) C	14.63%	15.98%	10.73%
Class C (incl. contingent deferred sales charge) D	18.66%	16.20%	10.73%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor SM China Region Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Class A took place on May 9, 2008. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Joseph Tse, who became Portfolio Manager of Fidelity AdvisorSM China Region Fund on January 19, 2010: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 20.54%, 20.27%, 19.63% and 19.66%, respectively (excluding sales charges), versus 16.14% for the MSCI Golden Dragon Index. Stock picking and an overweighting in consumer discretionary aided relative performance, as did stock selection in information technology, industrials, health care and financials, among other sectors. Geographically, security selection in China and Hong Kong added value. The largest relative contributor was China Shineway Pharmaceutical Group, as better-than-expected sales lifted the stock, which was sold from the fund. Other contributors included BOC Hong Kong and Chinese online travel services provider Ctrip.com International, an out-of-benchmark holding. Underweighting and ultimately selling Hong Kong apparel wholesaler/retailer Esprit Holdings also added value. Conversely, underweighting Taiwan's Nan Ya Plastics detracted, as did not owning Taiwan-based index component Formosa Chemicals & Fibre. Underweighting Hong Kong shoe manufacturer/retailer Belle International Holdings also hurt.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.37%
Actual		$ 1,000.00	$ 1,152.80	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.63%
Actual		$ 1,000.00	$ 1,151.40	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.12%
Actual		$ 1,000.00	$ 1,148.60	$ 11.48
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.12%
Actual		$ 1,000.00	$ 1,148.80	$ 11.48
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
China Region	1.06%
Actual		$ 1,000.00	$ 1,154.60	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,154.70	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Hong Kong	32.0%
China	31.3%
Taiwan	18.3%
Cayman Islands	8.5%
Bermuda	4.3%
United States of America	3.5%
Japan	1.0%
United Kingdom	0.8%
Singapore	0.2%
Other	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
China	37.2%
Hong Kong	28.0%
Taiwan	18.7%
Cayman Islands	9.1%
Bermuda	5.2%
United States of America	1.2%
Canada	0.2%
Japan	0.2%
British Virgin Islands	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	99.1
Short-Term Investments and Net Other Assets	3.4	0.9
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
CNOOC Ltd. (Oil, Gas & Consumable Fuels)	3.6	3.2
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.4	3.9
Hong Kong Exchanges and Clearing Ltd. (Diversified Financial Services)	3.3	2.7
Tencent Holdings Ltd. (Internet Software & Services)	3.2	3.7
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	3.2	3.5
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	3.1	2.4
Bank of China Ltd. (H Shares) (Commercial Banks)	2.8	3.3
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.8	3.8
China Life Insurance Co. Ltd. (H Shares) (Insurance)	2.7	3.4
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	2.5	2.7
	30.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.3	37.6
Information Technology	15.0	20.1
Consumer Discretionary	9.9	8.9
Industrials	8.5	9.9
Energy	7.3	8.2
Consumer Staples	5.2	4.1
Materials	4.7	3.6
Telecommunication Services	4.3	4.2
Utilities	0.2	0.9
Health Care	0.2	1.6

Annual Report

Fidelity China Region Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.4%
Minth Group Ltd.	4,938,000	$ 9,237,349
Automobiles - 1.3%
Brilliance China Automotive Holdings Ltd. (a)	14,406,000	12,638,065
BYD Co. Ltd. (H Shares) (d)	1,725,800	10,520,116
Dongfeng Motor Group Co. Ltd. (H Shares)	2,470,000	5,353,459
		28,511,640
Distributors - 2.0%
Li & Fung Ltd.	8,042,000	42,486,038
Diversified Consumer Services - 0.1%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(d)	22,616	2,428,280
Hotels, Restaurants & Leisure - 2.8%
Country Style Cooking Restaurant Chain Co. Ltd. ADR	3,600	106,416
Ctrip.com International Ltd. sponsored ADR (a)	477,500	24,863,425
Las Vegas Sands Corp. (a)	57,200	2,624,336
Melco International Development Ltd. (a)	5,970,000	3,388,873
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	370,000	2,319,900
Sands China Ltd.	2,808,800	6,124,008
Shangri-La Asia Ltd.	2,966,000	6,673,380
SJM Holdings Ltd.	9,928,000	14,755,112
		60,855,450
Household Durables - 0.2%
Techtronic Industries Co. Ltd.	4,157,000	4,209,960
Multiline Retail - 1.5%
Far East Department Stores Co. Ltd.	14,363,615	17,834,255
Golden Eagle Retail Group Ltd. (H Shares)	2,596,000	6,899,223
Maoye International Holdings Ltd.	18,043,000	7,774,697
		32,508,175
Specialty Retail - 1.1%
Belle International Holdings Ltd.	5,574,000	10,067,538
Chow Sang Sang Holdings International Ltd.	2,746,000	7,227,015
GOME Electrical Appliances Holdings Ltd. (a)	6,666,000	2,244,575
I.T Ltd.	5,492,000	4,633,792
		24,172,920
Textiles, Apparel & Luxury Goods - 0.5%
Anta Sports Products Ltd.	2,467,000	5,092,340
Trinity Ltd.	4,310,000	4,309,305
		9,401,645
TOTAL CONSUMER DISCRETIONARY		213,811,457

	Shares	Value
CONSUMER STAPLES - 5.2%
Beverages - 0.1%
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 5/5/15 (a)	578,000	$ 3,162,589
Food & Staples Retailing - 1.7%
Beijing Jingkelong Co. Ltd. (H Shares)	1,226,000	1,470,963
China Resources Enterprise Ltd.	1,936,000	8,179,842
Dairy Farm International Holdings Ltd.	2,642,400	20,610,720
Lianhua Supermarket Holdings Co. (H Shares)	785,000	3,342,042
Wumart Stores, Inc. (H Shares)	1,338,000	3,141,635
		36,745,202
Food Products - 2.4%
Asian Citrus Holdings Ltd.	5,805,803	6,688,705
Besunyen Holdings Co. Ltd.	25,440,000	12,143,590
China Agri-Industries Holding Ltd.	3,147,000	4,579,669
China Huiyuan Juice Group Ltd.	3,283,000	2,202,432
China Mengniu Dairy Co. Ltd.	2,326,000	6,661,790
Tingyi (Cayman Islands) Holding Corp.	3,536,000	9,625,493
Want Want China Holdings Ltd.	5,577,000	5,144,403
Yashili International Holdings Ltd.	8,021,000	4,346,164
		51,392,246
Household Products - 0.3%
NVC Lighting Holdings Ltd.	10,667,000	5,463,376
Personal Products - 0.7%
Hengan International Group Co. Ltd.	1,655,500	15,591,227
TOTAL CONSUMER STAPLES		112,354,640
ENERGY - 7.3%
Oil, Gas & Consumable Fuels - 7.3%
China Coal Energy Co. Ltd. (H Shares)	1,242,000	2,147,112
China Petroleum & Chemical Corp. (H Shares)	32,506,000	30,928,266
CNOOC Ltd.	37,343,000	77,961,654
CNPC (Hong Kong) Ltd.	9,330,000	11,868,254
PetroChina Co. Ltd. (H Shares)	24,580,000	30,256,374
Sino Prosper State Gold Resources Holdings, Ltd. (a)	79,350,000	3,992,453
		157,154,113
FINANCIALS - 41.3%
Capital Markets - 1.5%
Citic Securities Co. Ltd. (UBS Warrant Programme) warrants 9/16/13 (a)	3,008,600	6,995,171
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,888,252
Yuanta Financial Holding Co. Ltd.	38,078,000	23,950,384
		32,833,807
Commercial Banks - 17.2%
Bank of China Ltd. (H Shares)	102,083,000	61,108,224
BOC Hong Kong (Holdings) Ltd.	21,653,500	67,883,251
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
China Construction Bank Corp. (H Shares)	77,268,000	$ 73,666,895
China Merchants Bank Co. Ltd. (H Shares)	7,761,464	22,028,990
Chinatrust Financial Holding Co. Ltd.	7,410,335	4,624,650
E.Sun Financial Holdings Co. Ltd.	9,287,652	4,779,628
Hang Seng Bank Ltd.	1,921,700	28,114,276
HSBC Holdings PLC (Hong Kong)	413,600	4,311,132
Industrial & Commercial Bank of China (Asia) Ltd.	2,163,000	8,008,786
Industrial & Commercial Bank of China Ltd. (H Shares)	84,726,000	68,207,094
Mega Financial Holding Co. Ltd.	8,480,000	5,887,927
Standard Chartered PLC:
rights 11/5/10 (a)	42,845	360,725
(United Kingdom)	432,898	12,522,362
Wing Hang Bank Ltd.	819,500	9,578,674
		371,082,614
Diversified Financial Services - 4.7%
China Everbright Ltd.	5,418,000	14,084,528
Fubon Financial Holding Co. Ltd.	13,011,985	15,943,455
Hong Kong Exchanges and Clearing Ltd.	3,217,600	70,817,295
		100,845,278
Insurance - 7.2%
Cathay Financial Holding Co. Ltd.	16,430,400	25,151,585
China Life Insurance Co. Ltd. (H Shares)	13,479,000	59,257,545
PICC Property & Casualty Co. Ltd. (H Shares) (a)	21,118,000	31,167,866
Ping An Insurance Group Co. China Ltd. (H Shares)	3,755,500	40,431,734
		156,008,730
Real Estate Management & Development - 10.7%
Cheung Kong Holdings Ltd.	2,663,000	40,539,784
China Overseas Land & Investment Ltd.	5,487,920	11,540,474
China Resources Land Ltd.	4,232,000	8,342,520
E-House China Holdings Ltd. ADR (d)	249,600	4,170,816
Hang Lung Properties Ltd.	1,343,000	6,575,307
Henderson Land Development Co. Ltd.	2,500,076	17,755,741
Huaku Development Co. Ltd.	1,820,000	5,048,783
Hung Poo Real Estate Development Co. Ltd.	2,056,000	3,059,984
Kerry Properties Ltd.	3,480,000	19,305,273
Midland Holdings Ltd.	4,368,000	4,384,201
New World Development Co. Ltd.	7,024,000	13,864,499
Poly (Hong Kong) Investments Ltd.	3,144,000	3,236,784
Shimao Property Holdings Ltd.	7,417,500	12,268,002
Sinyi Realty, Inc.	1,179,370	2,292,845
Sun Hung Kai Properties Ltd.	2,983,000	51,106,905

	Shares	Value
Wharf Holdings Ltd.	3,853,000	$ 25,301,429
Yanlord Land Group Ltd.	2,484,000	3,300,997
		232,094,344
TOTAL FINANCIALS		892,864,773
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Coolpoint Energy Ltd. (a)	45,452,000	3,811,488
INDUSTRIALS - 8.5%
Airlines - 1.2%
Air China Ltd. (H Shares) (a)	9,756,000	13,114,984
Cathay Pacific Airways Ltd.	3,341,000	8,986,918
China Eastern Airlines Corp. Ltd. (a)	6,770,000	4,279,697
		26,381,599
Building Products - 0.5%
China Liansu Group Holdgs Ltd. (a)	18,523,000	11,613,840
Electrical Equipment - 0.7%
Dongfang Electric Corp. Ltd.	1,674,800	8,145,778
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	2,036,000	6,212,082
		14,357,860
Industrial Conglomerates - 2.9%
Far Eastern Textile Ltd.	19,334,228	27,859,483
Hutchison Whampoa Ltd.	2,121,000	20,905,583
Shanghai Industrial Holdings Ltd.	3,144,000	14,480,348
		63,245,414
Machinery - 0.8%
China International Marine Containers Co. Ltd. (B Shares)	7,166,794	14,516,196
Singamas Container Holdings Ltd. (a)	13,180,000	2,975,649
		17,491,845
Marine - 0.8%
Orient Overseas International Ltd.	619,000	5,426,357
Shun Tak Holdings Ltd.	19,152,000	12,625,927
		18,052,284
Trading Companies & Distributors - 0.1%
Hong Kong Resources Holdings Co. Ltd.	11,212,000	1,923,814
Transportation Infrastructure - 1.5%
China Merchant Holdings International Co. Ltd.	1,228,000	4,301,268
Cosco Pacific Ltd.	7,606,000	11,873,259
Zhejiang Expressway Co. Ltd. (H Shares)	15,140,000	15,254,752
		31,429,279
TOTAL INDUSTRIALS		184,495,935
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 2.1%
China Wireless Technologies Ltd.	3,964,000	2,122,316
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
HTC Corp.	1,700,000	$ 38,382,618
Vtech Holdings Ltd.	403,000	4,193,124
		44,698,058
Computers & Peripherals - 0.3%
Acer, Inc.	2,301,108	6,684,153
Electronic Equipment & Components - 6.4%
AU Optronics Corp. (a)	7,798,090	7,784,283
Chroma ATE, Inc.	3,350,000	8,625,388
Delta Electronics, Inc.	828,000	3,422,382
Funtalk China Holdings Ltd. (a)	497,100	3,280,860
Hon Hai Precision Industry Co. Ltd. (Foxconn)	15,763,172	59,746,054
Kingboard Chemical Holdings Ltd.	2,618,000	12,733,249
Tripod Technology Corp.	3,001,820	11,524,713
Unimicron Technology Corp.	14,255,000	24,266,803
WPG Holding Co. Ltd.	3,601,120	6,695,106
		138,078,838
Internet Software & Services - 3.9%
Sina Corp. (a)	146,100	8,225,430
SouFun Holdings Ltd. ADR (d)	89,400	6,570,900
Tencent Holdings Ltd.	3,007,100	68,861,184
TPK Holdings Co.	11,000	181,506
		83,839,020
Semiconductors & Semiconductor Equipment - 2.3%
MediaTek, Inc.	398,794	5,016,687
Taiwan Semiconductor Manufacturing Co. Ltd.	19,519,796	40,179,972
Trony Solar Holdings Co. Ltd.	8,494,000	5,314,743
		50,511,402
TOTAL INFORMATION TECHNOLOGY		323,811,471
MATERIALS - 4.7%
Chemicals - 2.7%
China BlueChemical Ltd. (H shares)	11,116,000	8,790,980
DC Chemical Co. Ltd.	7,519	2,213,240
Formosa Plastics Corp.	8,908,250	25,556,097
Nan Ya Plastics Corp.	3,518,000	7,839,490
Taiwan Fertilizer Co. Ltd.	3,804,000	12,988,662
		57,388,469
Construction Materials - 0.5%
Anhui Conch Cement Co. Ltd. (H Shares)	2,810,000	11,781,971
Metals & Mining - 1.5%
Xingda International Holdings Ltd.	13,453,000	14,040,932
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,435,000	7,570,843
Zijin Mining Group Co. Ltd. (H Shares)	10,858,000	10,239,894
		31,851,669

	Shares	Value
Paper & Forest Products - 0.0%
China Forestry Holdings Co. Ltd.	1,064,000	$ 505,147
TOTAL MATERIALS		101,527,256
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 0.8%
China Unicom (Hong Kong) Ltd.	12,910,000	18,156,664
Wireless Telecommunication Services - 3.5%
China Mobile (Hong Kong) Ltd.	5,194,000	53,042,759
SOFTBANK CORP.	689,200	22,133,677
		75,176,436
TOTAL TELECOMMUNICATION SERVICES		93,333,100
UTILITIES - 0.2%
Gas Utilities - 0.2%
Enn Energy Holdings Ltd.	1,854,000	5,573,062
TOTAL COMMON STOCKS (Cost $1,524,284,829)		2,088,737,295
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.23% (b)	74,532,881	74,532,881
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	11,164,250	11,164,250
TOTAL MONEY MARKET FUNDS (Cost $85,697,131)		85,697,131
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,609,981,960)	2,174,434,426
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(11,909,134)
NET ASSETS - 100%	$ 2,162,525,292
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,745
Fidelity Securities Lending Cash Central Fund	439,269
Total	$ 512,014
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 213,811,457	$ 213,811,457	$ -	$ -
Consumer Staples	112,354,640	104,845,887	7,508,753	-
Energy	157,154,113	18,007,819	139,146,294	-
Financials	892,864,773	820,412,673	72,452,100	-
Health Care	3,811,488	3,811,488	-	-
Industrials	184,495,935	184,495,935	-	-
Information Technology	323,811,471	275,847,216	47,964,255	-
Materials	101,527,256	101,527,256	-	-
Telecommunication Services	93,333,100	-	93,333,100	-
Utilities	5,573,062	5,573,062	-	-
Money Market Funds	85,697,131	85,697,131	-	-
Total Investments in Securities:	$ 2,174,434,426	$ 1,814,029,924	$ 360,404,502	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $98,628,962 of which $63,392,256 and $35,236,706 will expire on Octo-ber 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $10,904,815) - See accompanying schedule: Unaffiliated issuers (cost $1,524,284,829)	$ 2,088,737,295
Fidelity Central Funds (cost $85,697,131)	85,697,131
Total Investments (cost $1,609,981,960)		$ 2,174,434,426
Receivable for investments sold		6,262,368
Receivable for fund shares sold		4,252,327
Dividends receivable		316,915
Distributions receivable from Fidelity Central Funds		32,232
Other receivables		379,542
Total assets		2,185,677,810

Liabilities
Payable for investments purchased	$ 8,676,527
Payable for fund shares redeemed	1,327,650
Accrued management fee	1,262,835
Distribution and service plan fees payable	12,629
Other affiliated payables	465,006
Other payables and accrued expenses	243,621
Collateral on securities loaned, at value	11,164,250
Total liabilities		23,152,518

Net Assets		$ 2,162,525,292
Net Assets consist of:
Paid in capital		$ 1,682,005,306
Undistributed net investment income		25,575,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(109,507,734)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		564,452,416
Net Assets		$ 2,162,525,292

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,047,242 ÷ 507,608 shares)	$ 31.61

Maximum offering price per share (100/94.25 of $31.61)	$ 33.54
Class T: Net Asset Value and redemption price per share ($6,069,809 ÷ 192,817 shares)	$ 31.48

Maximum offering price per share (100/96.50 of $31.48)	$ 32.62
Class B: Net Asset Value and offering price per share ($2,495,982 ÷ 79,921 shares) A	$ 31.23

Class C: Net Asset Value and offering price per share ($5,938,380 ÷ 190,411 shares) A	$ 31.19

China Region: Net Asset Value, offering price and redemption price per share ($2,130,070,228 ÷ 66,960,488 shares)	$ 31.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,903,651 ÷ 59,886 shares)	$ 31.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 51,267,009
Interest		839
Income from Fidelity Central Funds		512,014
Income before foreign taxes withheld		51,779,862
Less foreign taxes withheld		(4,706,256)
Total income		47,073,606

Expenses
Management fee	$ 15,034,894
Transfer agent fees	5,059,284
Distribution and service plan fees	128,222
Accounting and security lending fees	936,699
Custodian fees and expenses	1,216,014
Independent trustees' compensation	12,021
Registration fees	161,631
Audit	68,420
Legal	14,413
Interest	3,369
Miscellaneous	27,343
Total expenses before reductions	22,662,310
Expense reductions	(1,286,872)	21,375,438
Net investment income (loss)		25,698,168
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,323,739
Foreign currency transactions	(268,927)
Capital gain distributions from Fidelity Central Funds	1,892
Total net realized gain (loss)		87,056,704
Change in net unrealized appreciation (depreciation) on: Investment securities	253,069,310
Assets and liabilities in foreign currencies	27
Total change in net unrealized appreciation (depreciation)		253,069,337
Net gain (loss)		340,126,041
Net increase (decrease) in net assets resulting from operations		$ 365,824,209

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,698,168	$ 19,321,348
Net realized gain (loss)	87,056,704	(37,545,495)
Change in net unrealized appreciation (depreciation)	253,069,337	584,945,489
Net increase (decrease) in net assets resulting from operations	365,824,209	566,721,342
Distributions to shareholders from net investment income	(17,788,313)	(7,631,813)
Distributions to shareholders from net realized gain	(5,540,851)	-
Total distributions	(23,329,164)	(7,631,813)
Share transactions - net increase (decrease)	(341,589,636)	858,935,262
Redemption fees	1,093,238	1,318,632
Total increase (decrease) in net assets	1,998,647	1,419,343,423

Net Assets
Beginning of period	2,160,526,645	741,183,222
End of period (including undistributed net investment income of $25,575,304 and undistributed net investment income of $17,665,449, respectively)	$ 2,162,525,292	$ 2,160,526,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.25	.30	.28
Net realized and unrealized gain (loss)	5.15	9.63	(12.91)
Total from investment operations	5.40	9.93	(12.63)
Distributions from net investment income	(.20)	(.16)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.27)	(.16)	-
Redemption fees added to paid in capital E	.01	.03	.02
Net asset value, end of period	$ 31.61	$ 26.47	$ 16.67
Total Return B, C, D	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.31%	1.30% A
Net investment income (loss)	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.18	.23	.26
Net realized and unrealized gain (loss)	5.13	9.64	(12.91)
Total from investment operations	5.31	9.87	(12.65)
Distributions from net investment income	(.18)	(.14)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.24) J	(.14)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.48	$ 26.40	$ 16.65
Total Return B, C, D	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.58%	1.58%	1.53% A
Net investment income (loss)	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.04	.12	.20
Net realized and unrealized gain (loss)	5.09	9.63	(12.89)
Total from investment operations	5.13	9.75	(12.69)
Distributions from net investment income	(.12)	(.10)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.19)	(.10)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.23	$ 26.28	$ 16.61
Total Return B, C, D	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.08%	2.06%	2.02% A
Net investment income (loss)	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.04	.12	.20
Net realized and unrealized gain (loss)	5.09	9.62	(12.89)
Total from investment operations	5.13	9.74	(12.69)
Distributions from net investment income	(.13)	(.12)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.20)	(.12)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.19	$ 26.25	$ 16.61
Total Return B, C, D	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.07%	2.07%	1.98% A
Net investment income (loss)	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 16.69	$ 41.52	$ 22.94	$ 17.74
Income from Investment Operations
Net investment income (loss) B	.34	.33	.39	.46	.42
Net realized and unrealized gain (loss)	5.18	9.68	(20.42)	18.58	4.99
Total from investment operations	5.52	10.01	(20.03)	19.04	5.41
Distributions from net investment income	(.21)	(.17)	(.32)	(.29)	(.22)
Distributions from net realized gain	(.07)	-	(4.53)	(.20)	-
Total distributions	(.27) F	(.17)	(4.85)	(.49)	(.22)
Redemption fees added to paid in capital B	.01	.02	.05	.03	.01
Net asset value, end of period	$ 31.81	$ 26.55	$ 16.69	$ 41.52	$ 22.94
Total Return A	20.97%	60.77%	(53.75)%	84.73%	30.83%
Ratios to Average Net Assets C, E
Expenses before reductions	1.06%	1.12%	1.11%	1.08%	1.14%
Expenses net of fee waivers, if any	1.06%	1.12%	1.11%	1.08%	1.14%
Expenses net of all reductions	1.00%	1.03%	.96%	.92%	1.08%
Net investment income (loss)	1.22%	1.54%	1.45%	1.64%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,130,070	$ 2,138,141	$ 740,289	$ 2,044,527	$ 734,793
Portfolio turnover rate D	57%	88%	133%	173%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.33	.37	.34
Net realized and unrealized gain (loss)	5.18	9.64	(12.94)
Total from investment operations	5.51	10.01	(12.60)
Distributions from net investment income	(.22)	(.18)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.28) I	(.18)	-
Redemption fees added to paid in capital D	.01	.02	.02
Net asset value, end of period	$ 31.79	$ 26.55	$ 16.70
Total Return B, C	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.11%	1.08%	1.05% A
Expenses net of all reductions	1.04%	1.00%	.91% A
Net investment income (loss)	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 570,685,518
Gross unrealized depreciation	(18,690,935)
Net unrealized appreciation (depreciation)	$ 551,994,583

Tax Cost	$ 1,622,439,843

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,154,415
Capital loss carryforward	$ (98,628,962)
Net unrealized appreciation (depreciation)	$ 551,994,533

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 23,329,164	$ 7,631,813

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,178,264,344 and $1,564,472,776, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 34,107	$ 571
Class T	.25%	.25%	23,236	-
Class B	.75%	.25%	22,523	16,917
Class C	.75%	.25%	48,356	25,041
			$ 128,222	$ 42,529

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,257
Class T	4,876
Class B*	4,727
Class C*	1,934
$ 37,794

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,906.30
Class T	14,660.31
Class B	7,069.31
Class C	15,003.31
China Region	4,977,237.24
Institutional Class	4,409.28
	$ 5,059,284

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $286 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,377,773.45%		$ 3,369

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,385 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Market (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $439,269. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,286,872 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 99,129	$ 4,014
Class T	24,223	973
Class B	9,817	969
Class C	22,748	1,793
China Region	17,620,183	7,623,415
Institutional Class	12,213	649
Total	$ 17,788,313	$ 7,631,813
From net realized gain
Class A	$ 32,057	$ -
Class T	8,895	-
Class B	5,146	-
Class C	11,118	-
China Region	5,479,960	-
Institutional Class	3,675	-
Total	$ 5,540,851	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	342,123	476,918	$ 9,544,171	$ 10,951,377
Reinvestment of distributions	4,199	220	118,611	3,532
Shares redeemed	(286,153)	(50,111)	(7,654,399)	(1,196,308)
Net increase (decrease)	60,169	427,027	$ 2,008,383	$ 9,758,601
Class T
Shares sold	132,233	124,214	$ 3,681,750	$ 2,764,790
Reinvestment of distributions	1,158	61	32,661	973
Shares redeemed	(59,475)	(11,807)	(1,609,136)	(289,925)
Net increase (decrease)	73,916	112,468	$ 2,105,275	$ 2,475,838
Class B
Shares sold	41,380	76,310	$ 1,126,249	$ 1,715,391
Reinvestment of distributions	486	60	13,648	969
Shares redeemed	(34,810)	(12,815)	(913,219)	(303,220)
Net increase (decrease)	7,056	63,555	$ 226,678	$ 1,413,140
Class C
Shares sold	121,441	162,651	$ 3,346,120	$ 3,650,852
Reinvestment of distributions	1,162	112	32,596	1,793
Shares redeemed	(77,220)	(31,751)	(2,041,365)	(779,443)
Net increase (decrease)	45,383	131,012	$ 1,337,351	$ 2,873,202
China Region
Shares sold	29,402,822	54,595,118	$ 826,039,335	$ 1,249,255,109
Reinvestment of distributions	782,007	454,390	22,169,887	7,297,501
Shares redeemed	(43,745,336)	(18,885,174)	(1,195,393,614)	(415,361,909)
Net increase (decrease)	(13,560,507)	36,164,334	$ (347,184,392)	$ 841,190,701
Institutional Class
Shares sold	53,076	72,363	$ 1,486,647	$ 1,546,935
Reinvestment of distributions	500	40	14,160	649
Shares redeemed	(57,102)	(12,559)	(1,583,738)	(323,804)
Net increase (decrease)	(3,526)	59,844	$ (82,931)	$ 1,223,780

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.314	$0.025
Class T	12/06/10	12/03/10	$0.268	$0.025
Class B	12/06/10	12/03/10	$0.082	$0.025
Class C	12/06/10	12/03/10	$0.131	$0.025

Class A designates 40%; Class T designates 43%; Class B designates 53%; and Class C designates 51%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.297	$0.0314
Class T	12/07/09	$0.273	$0.0314
Class B	12/07/09	$0.220	$0.0314
Class C	12/07/09	$0.229	$0.0314

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Japan) Inc.
Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKC-UANN-1210
1.861458.102

Fidelity AdvisorSM
China Region Fund -
Institutional Class

Annual Report

October 31, 2010

Institutional Class is a class of
Fidelity® China Region Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	20.92%	16.81%	11.02%

A The initial offering of Institutional Class shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM China Region Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Institutional Class took place on May 9, 2008. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Joseph Tse, who became Portfolio Manager of Fidelity AdvisorSM China Region Fund on January 19, 2010: During the past year, the fund's Institutional Class shares returned 20.92%, versus 16.14% for the MSCI Golden Dragon Index. Stock picking and an overweighting in consumer discretionary aided relative performance, as did stock selection in information technology, industrials, health care and financials, among other sectors. Geographically, security selection in China and Hong Kong added value. The largest relative contributor was China Shineway Pharmaceutical Group, as better-than-expected sales lifted the stock, which was sold from the fund. Other contributors included BOC Hong Kong and Chinese online travel services provider Ctrip.com International, an out-of-benchmark holding. Underweighting and ultimately selling Hong Kong apparel wholesaler/retailer Esprit Holdings also added value. Conversely, underweighting Taiwan's Nan Ya Plastics detracted, as did not owning Taiwan-based index component Formosa Chemicals & Fibre. Underweighting Hong Kong shoe manufacturer/retailer Belle International Holdings also hurt.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.37%
Actual		$ 1,000.00	$ 1,152.80	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.63%
Actual		$ 1,000.00	$ 1,151.40	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.12%
Actual		$ 1,000.00	$ 1,148.60	$ 11.48
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.12%
Actual		$ 1,000.00	$ 1,148.80	$ 11.48
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
China Region	1.06%
Actual		$ 1,000.00	$ 1,154.60	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,154.70	$ 5.87
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Hong Kong	32.0%
China	31.3%
Taiwan	18.3%
Cayman Islands	8.5%
Bermuda	4.3%
United States of America	3.5%
Japan	1.0%
United Kingdom	0.8%
Singapore	0.2%
Other	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
China	37.2%
Hong Kong	28.0%
Taiwan	18.7%
Cayman Islands	9.1%
Bermuda	5.2%
United States of America	1.2%
Canada	0.2%
Japan	0.2%
British Virgin Islands	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	99.1
Short-Term Investments and Net Other Assets	3.4	0.9
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
CNOOC Ltd. (Oil, Gas & Consumable Fuels)	3.6	3.2
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.4	3.9
Hong Kong Exchanges and Clearing Ltd. (Diversified Financial Services)	3.3	2.7
Tencent Holdings Ltd. (Internet Software & Services)	3.2	3.7
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	3.2	3.5
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	3.1	2.4
Bank of China Ltd. (H Shares) (Commercial Banks)	2.8	3.3
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Components)	2.8	3.8
China Life Insurance Co. Ltd. (H Shares) (Insurance)	2.7	3.4
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	2.5	2.7
	30.6
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	41.3	37.6
Information Technology	15.0	20.1
Consumer Discretionary	9.9	8.9
Industrials	8.5	9.9
Energy	7.3	8.2
Consumer Staples	5.2	4.1
Materials	4.7	3.6
Telecommunication Services	4.3	4.2
Utilities	0.2	0.9
Health Care	0.2	1.6

Annual Report

Fidelity China Region Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.4%
Minth Group Ltd.	4,938,000	$ 9,237,349
Automobiles - 1.3%
Brilliance China Automotive Holdings Ltd. (a)	14,406,000	12,638,065
BYD Co. Ltd. (H Shares) (d)	1,725,800	10,520,116
Dongfeng Motor Group Co. Ltd. (H Shares)	2,470,000	5,353,459
		28,511,640
Distributors - 2.0%
Li & Fung Ltd.	8,042,000	42,486,038
Diversified Consumer Services - 0.1%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)(d)	22,616	2,428,280
Hotels, Restaurants & Leisure - 2.8%
Country Style Cooking Restaurant Chain Co. Ltd. ADR	3,600	106,416
Ctrip.com International Ltd. sponsored ADR (a)	477,500	24,863,425
Las Vegas Sands Corp. (a)	57,200	2,624,336
Melco International Development Ltd. (a)	5,970,000	3,388,873
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	370,000	2,319,900
Sands China Ltd.	2,808,800	6,124,008
Shangri-La Asia Ltd.	2,966,000	6,673,380
SJM Holdings Ltd.	9,928,000	14,755,112
		60,855,450
Household Durables - 0.2%
Techtronic Industries Co. Ltd.	4,157,000	4,209,960
Multiline Retail - 1.5%
Far East Department Stores Co. Ltd.	14,363,615	17,834,255
Golden Eagle Retail Group Ltd. (H Shares)	2,596,000	6,899,223
Maoye International Holdings Ltd.	18,043,000	7,774,697
		32,508,175
Specialty Retail - 1.1%
Belle International Holdings Ltd.	5,574,000	10,067,538
Chow Sang Sang Holdings International Ltd.	2,746,000	7,227,015
GOME Electrical Appliances Holdings Ltd. (a)	6,666,000	2,244,575
I.T Ltd.	5,492,000	4,633,792
		24,172,920
Textiles, Apparel & Luxury Goods - 0.5%
Anta Sports Products Ltd.	2,467,000	5,092,340
Trinity Ltd.	4,310,000	4,309,305
		9,401,645
TOTAL CONSUMER DISCRETIONARY		213,811,457

	Shares	Value
CONSUMER STAPLES - 5.2%
Beverages - 0.1%
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 5/5/15 (a)	578,000	$ 3,162,589
Food & Staples Retailing - 1.7%
Beijing Jingkelong Co. Ltd. (H Shares)	1,226,000	1,470,963
China Resources Enterprise Ltd.	1,936,000	8,179,842
Dairy Farm International Holdings Ltd.	2,642,400	20,610,720
Lianhua Supermarket Holdings Co. (H Shares)	785,000	3,342,042
Wumart Stores, Inc. (H Shares)	1,338,000	3,141,635
		36,745,202
Food Products - 2.4%
Asian Citrus Holdings Ltd.	5,805,803	6,688,705
Besunyen Holdings Co. Ltd.	25,440,000	12,143,590
China Agri-Industries Holding Ltd.	3,147,000	4,579,669
China Huiyuan Juice Group Ltd.	3,283,000	2,202,432
China Mengniu Dairy Co. Ltd.	2,326,000	6,661,790
Tingyi (Cayman Islands) Holding Corp.	3,536,000	9,625,493
Want Want China Holdings Ltd.	5,577,000	5,144,403
Yashili International Holdings Ltd.	8,021,000	4,346,164
		51,392,246
Household Products - 0.3%
NVC Lighting Holdings Ltd.	10,667,000	5,463,376
Personal Products - 0.7%
Hengan International Group Co. Ltd.	1,655,500	15,591,227
TOTAL CONSUMER STAPLES		112,354,640
ENERGY - 7.3%
Oil, Gas & Consumable Fuels - 7.3%
China Coal Energy Co. Ltd. (H Shares)	1,242,000	2,147,112
China Petroleum & Chemical Corp. (H Shares)	32,506,000	30,928,266
CNOOC Ltd.	37,343,000	77,961,654
CNPC (Hong Kong) Ltd.	9,330,000	11,868,254
PetroChina Co. Ltd. (H Shares)	24,580,000	30,256,374
Sino Prosper State Gold Resources Holdings, Ltd. (a)	79,350,000	3,992,453
		157,154,113
FINANCIALS - 41.3%
Capital Markets - 1.5%
Citic Securities Co. Ltd. (UBS Warrant Programme) warrants 9/16/13 (a)	3,008,600	6,995,171
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,888,252
Yuanta Financial Holding Co. Ltd.	38,078,000	23,950,384
		32,833,807
Commercial Banks - 17.2%
Bank of China Ltd. (H Shares)	102,083,000	61,108,224
BOC Hong Kong (Holdings) Ltd.	21,653,500	67,883,251
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
China Construction Bank Corp. (H Shares)	77,268,000	$ 73,666,895
China Merchants Bank Co. Ltd. (H Shares)	7,761,464	22,028,990
Chinatrust Financial Holding Co. Ltd.	7,410,335	4,624,650
E.Sun Financial Holdings Co. Ltd.	9,287,652	4,779,628
Hang Seng Bank Ltd.	1,921,700	28,114,276
HSBC Holdings PLC (Hong Kong)	413,600	4,311,132
Industrial & Commercial Bank of China (Asia) Ltd.	2,163,000	8,008,786
Industrial & Commercial Bank of China Ltd. (H Shares)	84,726,000	68,207,094
Mega Financial Holding Co. Ltd.	8,480,000	5,887,927
Standard Chartered PLC:
rights 11/5/10 (a)	42,845	360,725
(United Kingdom)	432,898	12,522,362
Wing Hang Bank Ltd.	819,500	9,578,674
		371,082,614
Diversified Financial Services - 4.7%
China Everbright Ltd.	5,418,000	14,084,528
Fubon Financial Holding Co. Ltd.	13,011,985	15,943,455
Hong Kong Exchanges and Clearing Ltd.	3,217,600	70,817,295
		100,845,278
Insurance - 7.2%
Cathay Financial Holding Co. Ltd.	16,430,400	25,151,585
China Life Insurance Co. Ltd. (H Shares)	13,479,000	59,257,545
PICC Property & Casualty Co. Ltd. (H Shares) (a)	21,118,000	31,167,866
Ping An Insurance Group Co. China Ltd. (H Shares)	3,755,500	40,431,734
		156,008,730
Real Estate Management & Development - 10.7%
Cheung Kong Holdings Ltd.	2,663,000	40,539,784
China Overseas Land & Investment Ltd.	5,487,920	11,540,474
China Resources Land Ltd.	4,232,000	8,342,520
E-House China Holdings Ltd. ADR (d)	249,600	4,170,816
Hang Lung Properties Ltd.	1,343,000	6,575,307
Henderson Land Development Co. Ltd.	2,500,076	17,755,741
Huaku Development Co. Ltd.	1,820,000	5,048,783
Hung Poo Real Estate Development Co. Ltd.	2,056,000	3,059,984
Kerry Properties Ltd.	3,480,000	19,305,273
Midland Holdings Ltd.	4,368,000	4,384,201
New World Development Co. Ltd.	7,024,000	13,864,499
Poly (Hong Kong) Investments Ltd.	3,144,000	3,236,784
Shimao Property Holdings Ltd.	7,417,500	12,268,002
Sinyi Realty, Inc.	1,179,370	2,292,845
Sun Hung Kai Properties Ltd.	2,983,000	51,106,905

	Shares	Value
Wharf Holdings Ltd.	3,853,000	$ 25,301,429
Yanlord Land Group Ltd.	2,484,000	3,300,997
		232,094,344
TOTAL FINANCIALS		892,864,773
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Coolpoint Energy Ltd. (a)	45,452,000	3,811,488
INDUSTRIALS - 8.5%
Airlines - 1.2%
Air China Ltd. (H Shares) (a)	9,756,000	13,114,984
Cathay Pacific Airways Ltd.	3,341,000	8,986,918
China Eastern Airlines Corp. Ltd. (a)	6,770,000	4,279,697
		26,381,599
Building Products - 0.5%
China Liansu Group Holdgs Ltd. (a)	18,523,000	11,613,840
Electrical Equipment - 0.7%
Dongfang Electric Corp. Ltd.	1,674,800	8,145,778
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	2,036,000	6,212,082
		14,357,860
Industrial Conglomerates - 2.9%
Far Eastern Textile Ltd.	19,334,228	27,859,483
Hutchison Whampoa Ltd.	2,121,000	20,905,583
Shanghai Industrial Holdings Ltd.	3,144,000	14,480,348
		63,245,414
Machinery - 0.8%
China International Marine Containers Co. Ltd. (B Shares)	7,166,794	14,516,196
Singamas Container Holdings Ltd. (a)	13,180,000	2,975,649
		17,491,845
Marine - 0.8%
Orient Overseas International Ltd.	619,000	5,426,357
Shun Tak Holdings Ltd.	19,152,000	12,625,927
		18,052,284
Trading Companies & Distributors - 0.1%
Hong Kong Resources Holdings Co. Ltd.	11,212,000	1,923,814
Transportation Infrastructure - 1.5%
China Merchant Holdings International Co. Ltd.	1,228,000	4,301,268
Cosco Pacific Ltd.	7,606,000	11,873,259
Zhejiang Expressway Co. Ltd. (H Shares)	15,140,000	15,254,752
		31,429,279
TOTAL INDUSTRIALS		184,495,935
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 2.1%
China Wireless Technologies Ltd.	3,964,000	2,122,316
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
HTC Corp.	1,700,000	$ 38,382,618
Vtech Holdings Ltd.	403,000	4,193,124
		44,698,058
Computers & Peripherals - 0.3%
Acer, Inc.	2,301,108	6,684,153
Electronic Equipment & Components - 6.4%
AU Optronics Corp. (a)	7,798,090	7,784,283
Chroma ATE, Inc.	3,350,000	8,625,388
Delta Electronics, Inc.	828,000	3,422,382
Funtalk China Holdings Ltd. (a)	497,100	3,280,860
Hon Hai Precision Industry Co. Ltd. (Foxconn)	15,763,172	59,746,054
Kingboard Chemical Holdings Ltd.	2,618,000	12,733,249
Tripod Technology Corp.	3,001,820	11,524,713
Unimicron Technology Corp.	14,255,000	24,266,803
WPG Holding Co. Ltd.	3,601,120	6,695,106
		138,078,838
Internet Software & Services - 3.9%
Sina Corp. (a)	146,100	8,225,430
SouFun Holdings Ltd. ADR (d)	89,400	6,570,900
Tencent Holdings Ltd.	3,007,100	68,861,184
TPK Holdings Co.	11,000	181,506
		83,839,020
Semiconductors & Semiconductor Equipment - 2.3%
MediaTek, Inc.	398,794	5,016,687
Taiwan Semiconductor Manufacturing Co. Ltd.	19,519,796	40,179,972
Trony Solar Holdings Co. Ltd.	8,494,000	5,314,743
		50,511,402
TOTAL INFORMATION TECHNOLOGY		323,811,471
MATERIALS - 4.7%
Chemicals - 2.7%
China BlueChemical Ltd. (H shares)	11,116,000	8,790,980
DC Chemical Co. Ltd.	7,519	2,213,240
Formosa Plastics Corp.	8,908,250	25,556,097
Nan Ya Plastics Corp.	3,518,000	7,839,490
Taiwan Fertilizer Co. Ltd.	3,804,000	12,988,662
		57,388,469
Construction Materials - 0.5%
Anhui Conch Cement Co. Ltd. (H Shares)	2,810,000	11,781,971
Metals & Mining - 1.5%
Xingda International Holdings Ltd.	13,453,000	14,040,932
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,435,000	7,570,843
Zijin Mining Group Co. Ltd. (H Shares)	10,858,000	10,239,894
		31,851,669

	Shares	Value
Paper & Forest Products - 0.0%
China Forestry Holdings Co. Ltd.	1,064,000	$ 505,147
TOTAL MATERIALS		101,527,256
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 0.8%
China Unicom (Hong Kong) Ltd.	12,910,000	18,156,664
Wireless Telecommunication Services - 3.5%
China Mobile (Hong Kong) Ltd.	5,194,000	53,042,759
SOFTBANK CORP.	689,200	22,133,677
		75,176,436
TOTAL TELECOMMUNICATION SERVICES		93,333,100
UTILITIES - 0.2%
Gas Utilities - 0.2%
Enn Energy Holdings Ltd.	1,854,000	5,573,062
TOTAL COMMON STOCKS (Cost $1,524,284,829)		2,088,737,295
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.23% (b)	74,532,881	74,532,881
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	11,164,250	11,164,250
TOTAL MONEY MARKET FUNDS (Cost $85,697,131)		85,697,131
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,609,981,960)	2,174,434,426
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(11,909,134)
NET ASSETS - 100%	$ 2,162,525,292
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,745
Fidelity Securities Lending Cash Central Fund	439,269
Total	$ 512,014
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 213,811,457	$ 213,811,457	$ -	$ -
Consumer Staples	112,354,640	104,845,887	7,508,753	-
Energy	157,154,113	18,007,819	139,146,294	-
Financials	892,864,773	820,412,673	72,452,100	-
Health Care	3,811,488	3,811,488	-	-
Industrials	184,495,935	184,495,935	-	-
Information Technology	323,811,471	275,847,216	47,964,255	-
Materials	101,527,256	101,527,256	-	-
Telecommunication Services	93,333,100	-	93,333,100	-
Utilities	5,573,062	5,573,062	-	-
Money Market Funds	85,697,131	85,697,131	-	-
Total Investments in Securities:	$ 2,174,434,426	$ 1,814,029,924	$ 360,404,502	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $98,628,962 of which $63,392,256 and $35,236,706 will expire on Octo-ber 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $10,904,815) - See accompanying schedule: Unaffiliated issuers (cost $1,524,284,829)	$ 2,088,737,295
Fidelity Central Funds (cost $85,697,131)	85,697,131
Total Investments (cost $1,609,981,960)		$ 2,174,434,426
Receivable for investments sold		6,262,368
Receivable for fund shares sold		4,252,327
Dividends receivable		316,915
Distributions receivable from Fidelity Central Funds		32,232
Other receivables		379,542
Total assets		2,185,677,810

Liabilities
Payable for investments purchased	$ 8,676,527
Payable for fund shares redeemed	1,327,650
Accrued management fee	1,262,835
Distribution and service plan fees payable	12,629
Other affiliated payables	465,006
Other payables and accrued expenses	243,621
Collateral on securities loaned, at value	11,164,250
Total liabilities		23,152,518

Net Assets		$ 2,162,525,292
Net Assets consist of:
Paid in capital		$ 1,682,005,306
Undistributed net investment income		25,575,304
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(109,507,734)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		564,452,416
Net Assets		$ 2,162,525,292

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,047,242 ÷ 507,608 shares)	$ 31.61

Maximum offering price per share (100/94.25 of $31.61)	$ 33.54
Class T: Net Asset Value and redemption price per share ($6,069,809 ÷ 192,817 shares)	$ 31.48

Maximum offering price per share (100/96.50 of $31.48)	$ 32.62
Class B: Net Asset Value and offering price per share ($2,495,982 ÷ 79,921 shares) A	$ 31.23

Class C: Net Asset Value and offering price per share ($5,938,380 ÷ 190,411 shares) A	$ 31.19

China Region: Net Asset Value, offering price and redemption price per share ($2,130,070,228 ÷ 66,960,488 shares)	$ 31.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,903,651 ÷ 59,886 shares)	$ 31.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 51,267,009
Interest		839
Income from Fidelity Central Funds		512,014
Income before foreign taxes withheld		51,779,862
Less foreign taxes withheld		(4,706,256)
Total income		47,073,606

Expenses
Management fee	$ 15,034,894
Transfer agent fees	5,059,284
Distribution and service plan fees	128,222
Accounting and security lending fees	936,699
Custodian fees and expenses	1,216,014
Independent trustees' compensation	12,021
Registration fees	161,631
Audit	68,420
Legal	14,413
Interest	3,369
Miscellaneous	27,343
Total expenses before reductions	22,662,310
Expense reductions	(1,286,872)	21,375,438
Net investment income (loss)		25,698,168
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,323,739
Foreign currency transactions	(268,927)
Capital gain distributions from Fidelity Central Funds	1,892
Total net realized gain (loss)		87,056,704
Change in net unrealized appreciation (depreciation) on: Investment securities	253,069,310
Assets and liabilities in foreign currencies	27
Total change in net unrealized appreciation (depreciation)		253,069,337
Net gain (loss)		340,126,041
Net increase (decrease) in net assets resulting from operations		$ 365,824,209

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,698,168	$ 19,321,348
Net realized gain (loss)	87,056,704	(37,545,495)
Change in net unrealized appreciation (depreciation)	253,069,337	584,945,489
Net increase (decrease) in net assets resulting from operations	365,824,209	566,721,342
Distributions to shareholders from net investment income	(17,788,313)	(7,631,813)
Distributions to shareholders from net realized gain	(5,540,851)	-
Total distributions	(23,329,164)	(7,631,813)
Share transactions - net increase (decrease)	(341,589,636)	858,935,262
Redemption fees	1,093,238	1,318,632
Total increase (decrease) in net assets	1,998,647	1,419,343,423

Net Assets
Beginning of period	2,160,526,645	741,183,222
End of period (including undistributed net investment income of $25,575,304 and undistributed net investment income of $17,665,449, respectively)	$ 2,162,525,292	$ 2,160,526,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.25	.30	.28
Net realized and unrealized gain (loss)	5.15	9.63	(12.91)
Total from investment operations	5.40	9.93	(12.63)
Distributions from net investment income	(.20)	(.16)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.27)	(.16)	-
Redemption fees added to paid in capital E	.01	.03	.02
Net asset value, end of period	$ 31.61	$ 26.47	$ 16.67
Total Return B, C, D	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.31%	1.30% A
Net investment income (loss)	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.18	.23	.26
Net realized and unrealized gain (loss)	5.13	9.64	(12.91)
Total from investment operations	5.31	9.87	(12.65)
Distributions from net investment income	(.18)	(.14)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.24) J	(.14)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.48	$ 26.40	$ 16.65
Total Return B, C, D	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.58%	1.58%	1.53% A
Net investment income (loss)	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.04	.12	.20
Net realized and unrealized gain (loss)	5.09	9.63	(12.89)
Total from investment operations	5.13	9.75	(12.69)
Distributions from net investment income	(.12)	(.10)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.19)	(.10)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.23	$ 26.28	$ 16.61
Total Return B, C, D	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.08%	2.06%	2.02% A
Net investment income (loss)	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.04	.12	.20
Net realized and unrealized gain (loss)	5.09	9.62	(12.89)
Total from investment operations	5.13	9.74	(12.69)
Distributions from net investment income	(.13)	(.12)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.20)	(.12)	-
Redemption fees added to paid in capital E	.01	.02	.02
Net asset value, end of period	$ 31.19	$ 26.25	$ 16.61
Total Return B, C, D	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.07%	2.07%	1.98% A
Net investment income (loss)	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 16.69	$ 41.52	$ 22.94	$ 17.74
Income from Investment Operations
Net investment income (loss) B	.34	.33	.39	.46	.42
Net realized and unrealized gain (loss)	5.18	9.68	(20.42)	18.58	4.99
Total from investment operations	5.52	10.01	(20.03)	19.04	5.41
Distributions from net investment income	(.21)	(.17)	(.32)	(.29)	(.22)
Distributions from net realized gain	(.07)	-	(4.53)	(.20)	-
Total distributions	(.27) F	(.17)	(4.85)	(.49)	(.22)
Redemption fees added to paid in capital B	.01	.02	.05	.03	.01
Net asset value, end of period	$ 31.81	$ 26.55	$ 16.69	$ 41.52	$ 22.94
Total Return A	20.97%	60.77%	(53.75)%	84.73%	30.83%
Ratios to Average Net Assets C, E
Expenses before reductions	1.06%	1.12%	1.11%	1.08%	1.14%
Expenses net of fee waivers, if any	1.06%	1.12%	1.11%	1.08%	1.14%
Expenses net of all reductions	1.00%	1.03%	.96%	.92%	1.08%
Net investment income (loss)	1.22%	1.54%	1.45%	1.64%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,130,070	$ 2,138,141	$ 740,289	$ 2,044,527	$ 734,793
Portfolio turnover rate D	57%	88%	133%	173%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.33	.37	.34
Net realized and unrealized gain (loss)	5.18	9.64	(12.94)
Total from investment operations	5.51	10.01	(12.60)
Distributions from net investment income	(.22)	(.18)	-
Distributions from net realized gain	(.07)	-	-
Total distributions	(.28) I	(.18)	-
Redemption fees added to paid in capital D	.01	.02	.02
Net asset value, end of period	$ 31.79	$ 26.55	$ 16.70
Total Return B, C	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.11%	1.08%	1.05% A
Expenses net of all reductions	1.04%	1.00%	.91% A
Net investment income (loss)	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	57%	88%	133%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short term gain distributions from Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 570,685,518
Gross unrealized depreciation	(18,690,935)
Net unrealized appreciation (depreciation)	$ 551,994,583

Tax Cost	$ 1,622,439,843

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,154,415
Capital loss carryforward	$ (98,628,962)
Net unrealized appreciation (depreciation)	$ 551,994,533

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 23,329,164	$ 7,631,813

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,178,264,344 and $1,564,472,776, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 34,107	$ 571
Class T	.25%	.25%	23,236	-
Class B	.75%	.25%	22,523	16,917
Class C	.75%	.25%	48,356	25,041
			$ 128,222	$ 42,529

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,257
Class T	4,876
Class B*	4,727
Class C*	1,934
$ 37,794

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,906.30
Class T	14,660.31
Class B	7,069.31
Class C	15,003.31
China Region	4,977,237.24
Institutional Class	4,409.28
	$ 5,059,284

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms were $286 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,377,773.45%		$ 3,369

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,385 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Market (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $439,269. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,286,872 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 99,129	$ 4,014
Class T	24,223	973
Class B	9,817	969
Class C	22,748	1,793
China Region	17,620,183	7,623,415
Institutional Class	12,213	649
Total	$ 17,788,313	$ 7,631,813
From net realized gain
Class A	$ 32,057	$ -
Class T	8,895	-
Class B	5,146	-
Class C	11,118	-
China Region	5,479,960	-
Institutional Class	3,675	-
Total	$ 5,540,851	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	342,123	476,918	$ 9,544,171	$ 10,951,377
Reinvestment of distributions	4,199	220	118,611	3,532
Shares redeemed	(286,153)	(50,111)	(7,654,399)	(1,196,308)
Net increase (decrease)	60,169	427,027	$ 2,008,383	$ 9,758,601
Class T
Shares sold	132,233	124,214	$ 3,681,750	$ 2,764,790
Reinvestment of distributions	1,158	61	32,661	973
Shares redeemed	(59,475)	(11,807)	(1,609,136)	(289,925)
Net increase (decrease)	73,916	112,468	$ 2,105,275	$ 2,475,838
Class B
Shares sold	41,380	76,310	$ 1,126,249	$ 1,715,391
Reinvestment of distributions	486	60	13,648	969
Shares redeemed	(34,810)	(12,815)	(913,219)	(303,220)
Net increase (decrease)	7,056	63,555	$ 226,678	$ 1,413,140
Class C
Shares sold	121,441	162,651	$ 3,346,120	$ 3,650,852
Reinvestment of distributions	1,162	112	32,596	1,793
Shares redeemed	(77,220)	(31,751)	(2,041,365)	(779,443)
Net increase (decrease)	45,383	131,012	$ 1,337,351	$ 2,873,202
China Region
Shares sold	29,402,822	54,595,118	$ 826,039,335	$ 1,249,255,109
Reinvestment of distributions	782,007	454,390	22,169,887	7,297,501
Shares redeemed	(43,745,336)	(18,885,174)	(1,195,393,614)	(415,361,909)
Net increase (decrease)	(13,560,507)	36,164,334	$ (347,184,392)	$ 841,190,701
Institutional Class
Shares sold	53,076	72,363	$ 1,486,647	$ 1,546,935
Reinvestment of distributions	500	40	14,160	649
Shares redeemed	(57,102)	(12,559)	(1,583,738)	(323,804)
Net increase (decrease)	(3,526)	59,844	$ (82,931)	$ 1,223,780

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.373	$0.025

The fund designates 38% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.312	$0.0314

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKCI-UANN-1210
1.861450.102

Fidelity®
Emerging Markets
Fund -
Class K

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	26.03%	12.64%	12.97%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund - Class K on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets (EM) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund: During the past year, the fund's Class K shares gained 26.03%, topping the 23.89% gain return of the MSCI Emerging Markets Index. Relative performance was aided by stock selection and an overweighting in consumer discretionary. Solid picks in information technology, energy and materials also bolstered our results, as did underweighting financials. From a country standpoint, security selection in Russia, China, India and South Korea aided performance, along with an overweighting and rewarding stock picking in Indonesia. Two Chinese stocks topped our list of relative contributors: an out-of-benchmark stake in Internet search/advertising Baidu and not owning weak-performing index component China Life Insurance. Indonesian tobacco producer/distributor Gudang Garam also bolstered results. On the negative side, a small cash position dampened the fund's gain in a rising market. Weak stock selection and an underweighting in industrials also hurt, as did lackluster picks in utilities and telecommunication services. Geographically, our selections in Brazil were weak, and underweighting Chile also hurt. Hungarian holding OTP Bank suffered from that nation's decision to impose a bank tax, and I liquidated the position. Russian oil producer Rosneft also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Emerging Markets	1.13%
Actual		$ 1,000.00	$ 1,105.80	$ 6.00
Hypothetical A		$ 1,000.00	$ 1,019.51	$ 5.75
Class K	.90%
Actual		$ 1,000.00	$ 1,107.10	$ 4.78
Hypothetical A		$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Brazil	13.6%
Korea (South)	11.6%
India	8.7%
Russia	7.9%
China	7.8%
Taiwan	7.0%
South Africa	6.4%
Indonesia	6.0%
Hong Kong	4.0%
Other	27.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Brazil	14.0%
Korea (South)	12.0%
Russia	8.5%
China	7.9%
South Africa	7.5%
Taiwan	6.8%
India	6.7%
Indonesia	4.4%
Hong Kong	4.0%
Other	28.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.2
Short-Term Investments and Net Other Assets	1.8	2.8
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.1	1.3
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	2.0	2.9
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	2.0	3.5
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.9	2.5
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	1.8	1.3
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	1.8	1.5
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.8	1.6
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	1.5	1.3
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.4	1.2
	17.7
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.0	22.0
Materials	16.0	16.3
Energy	13.3	13.1
Consumer Discretionary	10.7	8.3
Information Technology	9.4	14.6
Industrials	7.2	5.5
Telecommunication Services	6.9	7.5
Consumer Staples	5.0	4.5
Utilities	2.0	2.8
Health Care	1.7	2.6

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Argentina - 0.4%
Banco Macro SA sponsored ADR	363,700	$ 18,130,445
Austria - 0.2%
Erste Bank AG	218,600	9,864,265
Bahamas (Nassau) - 0.2%
Petrominerales Ltd.	290,000	7,429,846
Bailiwick of Jersey - 0.7%
Heritage Oil PLC	1,647,993	9,095,944
Randgold Resources Ltd. sponsored ADR	199,700	18,755,824
West China Cement Ltd. (a)	14,412,000	5,577,939
TOTAL BAILIWICK OF JERSEY		33,429,707
Bermuda - 2.4%
Aquarius Platinum Ltd.:
(Australia)	3,233,117	18,592,187
(United Kingdom)	1,080,422	6,236,786
China Yurun Food Group Ltd.	5,091,000	19,802,438
CNPC (Hong Kong) Ltd.	15,122,000	19,235,984
Credicorp Ltd. (NY Shares)	91,200	11,480,256
Jinhui Shipping & Transportation Ltd. (a)	476,400	1,894,445
Orient Overseas International Ltd.	2,771,000	24,291,495
Sinofert Holdings Ltd. (a)	14,732,000	7,792,446
Texwinca Holdings Ltd.	7,198,000	7,856,163
TOTAL BERMUDA		117,182,200
Brazil - 13.6%
AES Tiete SA (PN) (non-vtg.)	659,800	9,094,939
Banco Bradesco SA (PN) sponsored ADR (d)	4,218,750	87,750,000
Banco do Brasil SA	1,781,300	34,658,494
Banco do Estado do Rio Grande do Sul SA	484,900	5,327,287
Brascan Residential Properties SA	806,600	4,390,498
Brasil Insurance Participacoes e Administracao SA (a)	6,400	5,078,768
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	238,200	33,166,968
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (d)	9,515	169,748
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (d)	2,292,396	38,695,644
Confab Industrial SA (PN) (non-vtg.)	791,900	2,862,794
Drogasil SA	317,000	8,018,170
Eletropaulo Metropolitana SA (PN-B)	360,900	6,300,688
Estacio Participacoes SA	351,400	5,248,692
Even Construtora e Incorporadora SA	598,400	3,404,957
Fleury SA	391,400	5,061,604
Gafisa SA sponsored ADR (d)	1,600,670	26,875,249
Light SA	657,200	8,274,879
Localiza Rent A Car SA	1,152,700	19,073,892
Lojas Renner SA	650,800	25,707,595
Natura Cosmeticos SA	718,900	20,579,844
OGX Petroleo e Gas Participacoes SA (a)	3,841,800	50,404,994

	Shares	Value
OSX Brasil SA	14,300	$ 4,597,990
PDG Realty SA Empreendimentos e Participacoes	1,985,200	24,820,835
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	435,500	14,859,260
(PN) (non-vtg.)	2,069,000	31,438,778
(PN) sponsored ADR (non-vtg.) (d)	2,159,621	67,358,579
TIM Participacoes SA sponsored ADR (non-vtg.)	543,200	17,523,632
Vale SA (PN-A) sponsored ADR	3,341,298	95,995,492
Weg SA	432,500	5,585,484
TOTAL BRAZIL		662,325,754
Canada - 1.8%
Eldorado Gold Corp.	1,211,911	20,521,329
First Quantum Minerals Ltd.	307,000	26,883,194
Niko Resources Ltd.	113,600	10,837,612
Pacific Rubiales Energy Corp. (a)	175,400	5,590,993
Sherritt International Corp.	801,200	6,229,548
Uranium One, Inc. (a)	3,812,200	15,586,699
TOTAL CANADA		85,649,375
Cayman Islands - 3.0%
3SBio, Inc. sponsored ADR (a)	475,177	7,151,414
Alibaba.com Ltd. (a)	2,150,000	4,199,452
China Shanshui Cement Group Ltd.	21,243,000	15,128,058
Daphne International Holdings Ltd.	13,592,000	15,185,515
Eurasia Drilling Co. Ltd.:
GDR (e)	118,300	3,016,650
GDR (Reg. S)	961,600	24,520,800
Evergreen International Holdings Ltd. (a)	260,000	154,298
Geely Automobile Holdings Ltd. (d)	26,870,000	15,148,770
Global Education & Technology Group Ltd. ADR (a)	18,900	187,677
Hidili Industry International Development Ltd.	14,040,000	14,961,509
International Mining Machinery Holdings Ltd.	10,358,500	9,020,464
Kingboard Chemical Holdings Ltd.	4,456,000	21,672,788
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	285,000	163,251
Microport Scientific Corp.	180,000	183,454
Shenguan Holdings Group Ltd.	4,400,000	5,733,269
Trina Solar Ltd. ADR (a)(d)	320,200	8,568,552
TOTAL CAYMAN ISLANDS		144,995,921
China - 7.8%
Anhui Expressway Co. Ltd. (H Shares)	6,682,000	5,086,122
Baidu.com, Inc. sponsored ADR (a)	197,022	21,674,390
China Communications Services Corp. Ltd. (H Shares)	14,080,000	8,210,495
China Construction Bank Corp. (H Shares)	60,060,000	57,260,881
China Merchants Bank Co. Ltd. (H Shares)	14,225,805	40,376,418
Common Stocks - continued
	Shares	Value
China - continued
China Minsheng Banking Corp. Ltd. (H Shares)	12,528,000	$ 11,653,202
China Suntien Green Energy Corp. Ltd. (H Shares)	928,000	312,476
Digital China Holdings Ltd. (H Shares)	4,110,000	7,423,319
Golden Eagle Retail Group Ltd. (H Shares)	7,900,000	20,995,323
Harbin Power Equipment Co. Ltd. (H Shares)	11,592,000	15,613,028
Industrial & Commercial Bank of China Ltd. (H Shares)	106,013,000	85,343,799
Minth Group Ltd.	10,024,000	18,751,556
Ping An Insurance Group Co. China Ltd. (H Shares)	4,712,500	50,734,801
Weichai Power Co. Ltd. (H Shares)	778,000	10,217,758
Yantai Changyu Pioneer Wine Co. (B Shares)	1,957,146	25,224,175
Zhaojin Mining Industry Co. Ltd. (H Shares)	792,500	2,464,022
TOTAL CHINA		381,341,765
Colombia - 0.6%
Ecopetrol SA ADR (d)	573,525	27,380,084
Czech Republic - 1.2%
Ceske Energeticke Zavody AS	568,800	25,201,424
Komercni Banka AS	137,400	31,176,095
TOTAL CZECH REPUBLIC		56,377,519
Egypt - 0.8%
Commercial International Bank Ltd. sponsored GDR	5,117,374	39,147,911
Georgia - 0.2%
Bank of Georgia unit (a)	448,188	7,390,620
Hong Kong - 4.0%
China Mobile (Hong Kong) Ltd.	7,269,900	74,242,502
Chow Sang Sang Holdings International Ltd.	1,852,000	4,874,156
CNOOC Ltd.	30,682,000	64,055,369
CNOOC Ltd. sponsored ADR (d)	110,600	23,106,552
I.T Ltd.	4,784,000	4,036,428
Shanghai Industrial Holdings Ltd.	5,539,000	25,511,021
TOTAL HONG KONG		195,826,028
Hungary - 0.2%
Egis Rt.	64,600	7,589,391
India - 8.7%
Bank of Baroda	1,332,680	31,619,725
Bharat Heavy Electricals Ltd.	490,562	27,065,853
Housing Development Finance Corp. Ltd.	2,826,029	43,845,689
Idea Cellular Ltd. (a)	5,594,676	8,513,500
Indian Oil Corp. Ltd.	712,749	6,722,272
Indian Overseas Bank	2,111,333	7,611,755
Infosys Technologies Ltd. sponsored ADR	754,687	50,896,091
Infotech Enterprises Ltd.	635,785	2,346,631

	Shares	Value
Infrastructure Development Finance Co. Ltd.	5,973,371	$ 26,959,343
ITC Ltd.	3,000	11,587
Jain Irrigation Systems Ltd.	3,891,395	20,367,821
JSW Steel Ltd.	1,009,390	30,559,525
LIC Housing Finance Ltd.	158,724	4,800,394
Radico Khaitan Ltd.	791,817	3,194,064
Reliance Industries Ltd.	2,424,858	59,971,813
Rural Electrification Corp. Ltd.	2,926,131	24,468,595
Shriram Transport Finance Co. Ltd.	521,712	10,374,212
Tata Consultancy Services Ltd.	1,723,966	40,951,243
Tata Steel Ltd.	469,734	6,246,164
Ultratech Cement Ltd.	694,085	17,223,330
TOTAL INDIA		423,749,607
Indonesia - 6.0%
Indofood Sukses Makmur Tbk PT (a)	6,969,500	4,444,879
PT Astra International Tbk	5,823,000	37,136,858
PT Bank Mandiri (Persero) Tbk	12,596,500	9,865,780
PT Bank Negara Indonesia (Persero) Tbk	53,406,500	23,304,631
PT Bank Rakyat Indonesia Tbk	26,382,500	33,651,491
PT Bank Tabungan Negara Tbk	31,323,000	6,974,289
PT Bumi Serpong Damai Tbk	42,621,500	4,005,821
PT Ciputra Development Tbk (a)	98,853,500	4,645,419
PT Delta Dunia Petroindo Tbk (a)	61,669,500	7,383,082
PT Gudang Garam Tbk	4,659,000	24,865,351
PT Indo Tambangraya Megah Tbk	2,801,000	14,165,603
PT Indocement Tunggal Prakarsa Tbk	14,414,500	29,514,415
PT Indofood Sukses Makmur Tbk	49,381,000	28,730,735
PT Kalbe Farma Tbk	28,924,000	8,656,965
PT Perusahaan Gas Negara Tbk Series B	40,412,100	18,312,598
PT Tambang Batubbara Bukit Asam Tbk	2,894,500	6,363,845
PT Tower Bersama Infrastructure Tbk	40,320,000	11,503,877
PT XL Axiata Tbk (a)	30,148,500	19,396,218
TOTAL INDONESIA		292,921,857
Kazakhstan - 0.3%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	765,611	13,168,509
Korea (South) - 11.6%
Busan Bank	794,140	9,887,024
CJ Corp.	255,250	18,000,286
Daegu Bank Co. Ltd.	683,020	8,959,132
Daelim Industrial Co.	181,061	14,748,942
Doosan Co. Ltd.	79,510	10,712,106
GS Holdings Corp.	257,960	13,534,582
Hanjin Heavy Industries & Consolidated Co. Ltd.	432,990	16,518,691
Honam Petrochemical Corp.	118,963	26,236,389
Hyundai Department Store Co. Ltd.	60,727	6,723,442
Hyundai Heavy Industries Co. Ltd.	106,992	34,871,109
Hyundai Mobis	192,422	47,912,986
Hyundai Motor Co.	457,060	69,097,545
Industrial Bank of Korea	2,202,190	31,627,713
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Kia Motors Corp.	986,550	$ 39,391,809
KT Corp.	478,990	18,884,825
LG Chemical Ltd.	60,514	18,673,504
Lumens Co. Ltd. (a)	760,009	6,758,638
NCsoft Corp.	98,911	21,770,092
Samsung Electronics Co. Ltd.	136,619	90,512,353
Shinhan Financial Group Co. Ltd.	1,214,820	47,047,935
Tong Yang Securities, Inc.	966,660	9,756,860
Young Poong Precision Corp.	230,057	2,690,306
TOTAL KOREA (SOUTH)		564,316,269
Lebanon - 0.0%
BLOM Bank SAL GDR	247,400	2,276,080
Luxembourg - 0.8%
Evraz Group SA GDR (a)	791,949	24,011,894
Millicom International Cellular SA	182,500	17,264,500
TOTAL LUXEMBOURG		41,276,394
Malaysia - 0.8%
AirAsia Bhd (a)	8,069,300	6,406,677
Axiata Group Bhd (a)	13,866,600	20,013,190
RHB Capital BHD	2,223,000	5,737,927
Top Glove Corp. Bhd	4,374,400	7,733,590
TOTAL MALAYSIA		39,891,384
Mexico - 2.6%
America Movil SAB de CV Series L sponsored ADR	1,795,733	102,823,666
Banco Compartamos SA de CV	2,500,800	17,715,477
Genomma Lab Internacional SA de CV (a)	3,371,200	7,323,533
TOTAL MEXICO		127,862,676
Nigeria - 0.3%
Guaranty Trust Bank PLC GDR (Reg. S)	2,221,301	16,126,645
Norway - 0.1%
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)(d)	2,936,300	4,610,442
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	582,600	30,901,104
Poland - 0.1%
Bank Handlowy w Warszawie SA	210,365	6,641,824
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	2,702,839	12,384,856
Russia - 7.9%
Cherkizovo Group OJSC GDR (a)	485,391	9,888,943
LSR Group OJSC GDR (Reg. S) (a)	722,900	6,144,650
Magnit OJSC GDR (Reg. S)	1,249,300	33,406,282
Mechel Steel Group OAO sponsored ADR	950,200	22,377,210
OAO NOVATEK GDR	515,958	49,351,383
OAO Raspadskaya (a)	844,900	4,919,715

	Shares	Value
OAO Tatneft sponsored ADR	947,500	$ 29,893,625
OJSC MMC Norilsk Nickel sponsored ADR	1,822,141	33,982,930
OJSC Oil Company Rosneft GDR (Reg. S)	6,190,100	43,144,997
Polymetal JSC GDR (Reg. S) (a)	1,636,564	25,857,711
Protek (a)	293,800	533,347
RusHydro JSC:
rights 6/30/10 (a)	3,096,263	159,674
sponsored ADR (a)	4,157,133	21,513,163
Sberbank (Savings Bank of the Russian Federation)	13,713,000	45,064,903
Sberbank (Savings Bank of the Russian Federation) GDR	60,933	22,892,010
Severstal JSC (a)	467,200	6,376,102
Sistema JSFC sponsored GDR	890,621	22,978,022
TGK-1 OAO (a)	6,882,675,325	4,776,577
TOTAL RUSSIA		383,261,244
Singapore - 0.8%
Keppel Corp. Ltd.	2,227,000	17,171,799
Straits Asia Resources Ltd.	9,109,000	16,116,519
Yanlord Land Group Ltd.	3,704,000	4,922,259
TOTAL SINGAPORE		38,210,577
South Africa - 6.4%
African Bank Investments Ltd.	5,509,999	28,269,515
African Rainbow Minerals Ltd.	994,398	25,368,679
AngloGold Ashanti Ltd.	589,300	27,638,213
AngloGold Ashanti Ltd. sponsored ADR	348,600	16,422,546
Aspen Pharmacare Holdings Ltd.	1,479,177	19,743,335
Clicks Group Ltd.	2,764,327	18,034,096
Foschini Ltd.	1,921,394	23,322,622
Imperial Holdings Ltd.	48,385	789,143
Mr Price Group Ltd.	3,052,145	27,737,068
Mvelaphanda Resources Ltd. (a)	3,358,378	21,957,547
Shoprite Holdings Ltd.	1,843,435	26,057,906
Standard Bank Group Ltd.	3,028,681	44,662,457
Wilson Bayly Holmes-Ovcon Ltd.	396,657	7,665,816
Woolworths Holdings Ltd.	6,307,716	24,717,426
TOTAL SOUTH AFRICA		312,386,369
Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	658,724	8,662,221
Banco Santander SA sponsored ADR	343,700	4,402,797
TOTAL SPAIN		13,065,018
Taiwan - 7.0%
Advanced Semiconductor Engineering, Inc.	5,698,605	4,961,557
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	4,129,481	18,293,601
Alpha Networks, Inc.	8,089,000	7,189,048
Asia Cement Corp.	19,796,301	20,407,558
Common Stocks - continued
	Shares	Value
Taiwan - continued
Chroma ATE, Inc.	3,913,256	$ 10,075,627
Farglory Land Development Co. Ltd.	3,224,000	8,006,012
Formosa Plastics Corp.	14,818,000	42,510,061
Fubon Financial Holding Co. Ltd.	24,000,651	29,407,758
HTC Corp.	2,520,100	56,898,844
Huaku Development Co. Ltd.	2,551,000	7,076,618
Macronix International Co. Ltd.	39,999,113	24,635,951
Pegatron Corp. (a)	8,394,000	11,368,446
Ruentex Development Co. Ltd.	2,587,000	4,294,057
Taishin Financial Holdings Co. Ltd.	61,465,380	26,911,815
Taiwan Cement Corp.	10,256,000	10,924,542
Taiwan Semiconductor Manufacturing Co. Ltd.	10,725,447	22,077,493
Unimicron Technology Corp.	2,828,000	4,814,207
Wistron Corp.	14,414,635	29,625,243
TOTAL TAIWAN		339,478,438
Thailand - 1.4%
Advanced Info Service PCL (For. Reg.)	5,978,900	17,972,646
Banpu PCL (For. Reg.)	523,000	13,520,441
BEC World PCL (For. Reg.)	8,241,200	9,152,301
Siam Commercial Bank PCL (For. Reg.)	8,516,300	29,155,670
Total Access Communication PCL (For. Reg.)	105,200	147,575
TOTAL THAILAND		69,948,633
Turkey - 3.2%
Enka Insaat ve Sanayi AS	2,195,888	10,027,934
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	4,277,000	6,500,634
Tofas Turk Otomobil Fabrikasi AS	3,432,151	19,023,636
Turk Hava Yollari AO	8,176,571	33,919,401
Turkiye Garanti Bankasi AS	9,585,895	58,813,272
Turkiye Halk Bankasi AS	2,524,000	25,516,280
TOTAL TURKEY		153,801,157
United Arab Emirates - 0.3%
DP World Ltd.	23,738,830	14,219,559
United Kingdom - 0.8%
Hikma Pharmaceuticals PLC	1,378,718	17,362,057
Xstrata PLC	1,171,870	22,708,502
TOTAL UNITED KINGDOM		40,070,559

	Shares	Value
United States of America - 0.8%
CTC Media, Inc.	620,100	$ 14,634,360
Freeport-McMoRan Copper & Gold, Inc.	273,347	25,880,494
TOTAL UNITED STATES OF AMERICA		40,514,854
TOTAL COMMON STOCKS (Cost $3,568,814,275)		4,775,144,886
Money Market Funds - 3.8%

Fidelity Cash Central Fund, 0.23% (b)	51,945,705	51,945,705
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	133,749,591	133,749,591
TOTAL MONEY MARKET FUNDS (Cost $185,695,296)		185,695,296
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $3,754,509,571)		4,960,840,182
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(96,869,229)
NET ASSETS - 100%		$ 4,863,970,953
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,016,650 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 152,773
Fidelity Securities Lending Cash Central Fund	695,966
Total	$ 848,739
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 662,325,754	$ 657,246,986	$ 5,078,768	$ -
Korea (South)	564,316,269	545,431,444	18,884,825	-
India	423,749,607	392,129,882	31,619,725	-
Russia	383,261,244	383,261,244	-	-
China	381,341,765	381,341,765	-	-
Taiwan	339,478,438	312,439,388	27,039,050	-
South Africa	312,386,369	284,748,156	27,638,213	-
Indonesia	292,921,857	292,921,857	-	-
Hong Kong	195,826,028	57,528,157	138,297,871	-
Other	1,219,537,555	1,219,383,257	154,298	-
Money Market Funds	185,695,296	185,695,296	-	-
Total Investments in Securities:	$ 4,960,840,182	$ 4,712,127,432	$ 248,712,750	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 59,240
Total Realized Gain (Loss)	(3,687,175)
Total Unrealized Gain (Loss)	3,692,447
Cost of Purchases	-
Proceeds of Sales	(64,512)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $581,445,081 of which $11,565,560 and $569,879,521 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $130,680,343) - See accompanying schedule: Unaffiliated issuers (cost $3,568,814,275)	$ 4,775,144,886
Fidelity Central Funds (cost $185,695,296)	185,695,296
Total Investments (cost $3,754,509,571)		$ 4,960,840,182
Foreign currency held at value (cost $1,301,907)		1,297,673
Receivable for investments sold		25,393,050
Receivable for fund shares sold		32,285,128
Dividends receivable		7,645,151
Distributions receivable from Fidelity Central Funds		60,063
Other receivables		1,818,612
Total assets		5,029,339,859

Liabilities
Payable for investments purchased	$ 18,095,363
Payable for fund shares redeemed	4,146,034
Accrued management fee	2,825,240
Other affiliated payables	1,043,321
Other payables and accrued expenses	5,509,357
Collateral on securities loaned, at value	133,749,591
Total liabilities		165,368,906

Net Assets		$ 4,863,970,953
Net Assets consist of:
Paid in capital		$ 4,249,475,033
Undistributed net investment income		44,633,128
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(632,028,917)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,201,891,709
Net Assets		$ 4,863,970,953
Emerging Markets: Net Asset Value, offering price and redemption price per share ($3,975,341,962 ÷ 154,545,221 shares)		$ 25.72

Class K: Net Asset Value, offering price and redemption price per share ($888,628,991 ÷ 34,507,270 shares)		$ 25.75

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 101,300,180
Interest		2,008
Income from Fidelity Central Funds		848,739
Income before foreign taxes withheld		102,150,927
Less foreign taxes withheld		(11,397,819)
Total income		90,753,108

Expenses
Management fee	$ 30,896,545
Transfer agent fees	11,669,686
Accounting and security lending fees	1,569,593
Custodian fees and expenses	3,986,795
Independent trustees' compensation	24,412
Registration fees	136,516
Audit	118,020
Legal	20,175
Interest	4,443
Miscellaneous	53,667
Total expenses before reductions	48,479,852
Expense reductions	(2,360,269)	46,119,583
Net investment income (loss)		44,633,525
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	528,879,058
Foreign currency transactions	(4,633,192)
Capital gain distributions from Fidelity Central Funds	4,197
Total net realized gain (loss)		524,250,063
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,362,215)	400,550,127
Assets and liabilities in foreign currencies	2,454
Total change in net unrealized appreciation (depreciation)		400,552,581
Net gain (loss)		924,802,644
Net increase (decrease) in net assets resulting from operations		$ 969,436,169

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,633,525	$ 29,313,306
Net realized gain (loss)	524,250,063	(579,779,624)
Change in net unrealized appreciation (depreciation)	400,552,581	1,728,712,395
Net increase (decrease) in net assets resulting from operations	969,436,169	1,178,246,077
Distributions to shareholders from net investment income	(23,159,233)	(37,630,187)
Distributions to shareholders from net realized gain	(26,416,955)	-
Total distributions	(49,576,188)	(37,630,187)
Share transactions - net increase (decrease)	23,065,054	603,896,717
Redemption fees	1,389,036	1,520,594
Total increase (decrease) in net assets	944,314,071	1,746,033,201

Net Assets
Beginning of period	3,919,656,882	2,173,623,681
End of period (including undistributed net investment income of $44,633,128 and undistributed net investment income of $23,182,142, respectively)	$ 4,863,970,953	$ 3,919,656,882

Financial Highlights - Emerging Markets

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.68	$ 13.71	$ 37.55	$ 22.04	$ 15.71
Income from Investment Operations
Net investment income (loss) B	.23	.17	.42 E	.25	.21
Net realized and unrealized gain (loss)	5.05	7.03	(22.73)	15.44	6.31
Total from investment operations	5.28	7.20	(22.31)	15.69	6.52
Distributions from net investment income	(.12)	(.24)	(.19)	(.20)	(.21)
Distributions from net realized gain	(.14)	-	(1.37)	-	-
Total distributions	(.25) G	(.24)	(1.56)	(.20)	(.21)
Redemption fees added to paid in capital B	.01	.01	.03	.02	.02
Net asset value, end of period	$ 25.72	$ 20.68	$ 13.71	$ 37.55	$ 22.04
Total Return A	25.76%	53.95%	(61.84)%	71.81%	41.96%
Ratios to Average Net Assets C,F
Expenses before reductions	1.14%	1.16%	1.07%	1.05%	1.11%
Expenses net of fee waivers, if any	1.14%	1.16%	1.07%	1.05%	1.11%
Expenses net of all reductions	1.09%	1.10%	1.02%	.99%	1.01%
Net investment income (loss)	1.00%	1.09%	1.47% E	.89%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,975,342	$ 3,649,582	$ 2,086,196	$ 6,609,045	$ 3,005,145
Portfolio turnover rate D	85%	88%	63%	52%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.69	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.28	.22	.15 G
Net realized and unrealized gain (loss)	5.05	7.02	(18.43)
Total from investment operations	5.33	7.24	(18.28)
Distributions from net investment income	(.15)	(.28)	-
Distributions from net realized gain	(.14)	-	-
Total distributions	(.28) J	(.28)	-
Redemption fees added to paid in capital D	.01	.01	.01
Net asset value, end of period	$ 25.75	$ 20.69	$ 13.72
Total Return B,C	26.03%	54.44%	(57.11)%
Ratios to Average Net Assets E,I
Expenses before reductions	.90%	.91%	.92% A
Expenses net of fee waivers, if any	.90%	.91%	.92% A
Expenses net of all reductions	.84%	.84%	.87% A
Net investment income (loss)	1.24%	1.35%	2.02% A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 888,629	$ 270,075	$ 87,427
Portfolio turnover rate F	85%	88%	63%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,205,006,815
Gross unrealized depreciation	(73,553,817)
Net unrealized appreciation (depreciation)	$ 1,131,452,998

Tax Cost	$ 3,829,387,184

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,927,382
Capital loss carryforward	$ (581,445,081)
Net unrealized appreciation (depreciation)	$ 1,131,567,331

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 49,576,188	$ 37,630,187

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,595,488,192 and $3,633,115,797, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 11,414,538.29
Class K	255,148.05
	$ 11,669,686

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 22,161,786.46%		$ 3,986

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,938 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $695,966. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,771,667. The weighted average interest rate was .71%. The interest expense amounted to $457 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,359,897 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $372.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Emerging Markets	$ 21,030,807	$ 35,658,169
Class K	2,128,426	1,972,018
Total	$ 23,159,233	$ 37,630,187
From net realized gain
Emerging Markets	$ 24,475,486	$ -
Class K	1,941,469	-
Total	$ 26,416,955	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Emerging Markets
Shares sold	69,154,267	77,986,934	$ 1,590,197,264	$ 1,325,781,409
Conversion to Class K	-	(2,616,204)	-	(34,095,539)
Reinvestment of distributions	1,952,719	2,953,728	43,877,566	34,381,402
Shares redeemed	(92,999,725)	(54,051,229)	(2,095,951,354)	(822,757,665)
Net increase (decrease)	(21,892,739)	24,273,229	$ (461,876,524)	$ 503,309,607
Class K
Shares sold	28,708,422	7,005,118	$ 648,209,971	$ 114,260,792
Conversion from Emerging Markets	-	2,618,157	-	34,095,539
Reinvestment of distributions	181,368	169,855	4,069,895	1,972,018
Shares redeemed	(7,437,639)	(3,108,249)	(167,338,288)	(49,741,239)
Net increase (decrease)	21,452,151	6,684,881	$ 484,941,578	$ 100,587,110

A Conversion transactions for Class K and Emerging Markets are presented for the period November 1, 2008 through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/06/10	12/03/10	$0.322	$0.129

Class K designates 63% of the dividend distributed in December 2009 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/07/09	$0.187	$0.0258

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

EMF-K-UANN-1210
1.863014.102

Fidelity®
Japan
Fund -
Class F

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class F A	7.42%	-2.97%	-2.25%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund - Class F on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI ® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Robert Rowland, Portfolio Manager of Fidelity® Japan Fund: During the past year, the fund's Class F shares returned 7.42%, handily beating the 3.70% gain of the Tokyo Stock Price Index (TOPIX). Strong stock picking in financials - particularly the diversified financials group - lifted the fund's results, as did favorable stock selection in industrials, consumer discretionary and information technology. Against a backdrop of improved credit conditions and a rebound in global equity markets, our holdings in non-bank financials, including Orix, Sompo Japan Insurance - which merged with NipponKoa Insurance to form NKSJ Holdings during the period - and Credit Saison, were among the leading contributors to performance. Other contributors included imaging and optical products manufacturer Canon, automaker Honda Motor, LCD (liquid-crystal display) component suppliers Nippon Electric Glass and Nitto Denko, and wireless telecommunication services and hardware provider NTT DoCoMo. Conversely, a large overweighting in financials, the benchmark's weakest-performing sector, undercut the benefit of favorable security selection in that group. Life insurer T&D Holdings detracted from performance, as did synthetic rubber/resin producer JSR and printed circuit board manufacturer Ibiden. Stanley Electric and Toyoda Gosei, makers of LED (light-emitting-diode) auto parts, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Japan	.88%
Actual		$ 1,000.00	$ 950.50	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Class F	.68%
Actual		$ 1,000.00	$ 952.40	$ 3.35
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan	94.5%
United States of America	5.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan	92.7%
United States of America	7.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.5	92.7
Short-Term Investments and Net Other Assets	5.5	7.3
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.7	3.8
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3.6	4.0
ORIX Corp. (Consumer Finance)	3.5	2.5
Canon, Inc. (Office Electronics)	3.3	3.4
Sumitomo Trust & Banking Co. Ltd. (Commercial Banks)	3.1	2.5
Honda Motor Co. Ltd. (Automobiles)	2.7	2.8
Denso Corp. (Auto Components)	2.6	1.8
The Sumitomo Warehouse Co. Ltd. (Transportation Infrastructure)	2.2	1.6
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2.2	2.3
Mitsui & Co. Ltd. (Trading Companies & Distributors)	2.1	1.9
	29.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.4	31.1
Consumer Discretionary	18.9	17.7
Industrials	18.1	14.9
Information Technology	11.6	13.3
Materials	6.7	6.8
Consumer Staples	3.9	2.3
Telecommunication Services	2.0	5.5
Health Care	0.9	1.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
CONSUMER DISCRETIONARY - 18.9%
Auto Components - 6.8%
Denso Corp.	571,000	$ 17,757,013
NOK Corp.	444,700	7,941,269
Stanley Electric Co. Ltd.	713,500	11,978,855
Toyoda Gosei Co. Ltd.	420,600	9,063,258
		46,740,395
Automobiles - 3.6%
Honda Motor Co. Ltd.	505,600	18,226,266
Toyota Motor Corp.	181,900	6,442,946
		24,669,212
Household Durables - 1.6%
Sekisui House Ltd.	1,131,000	10,629,570
Leisure Equipment & Products - 1.9%
Nikon Corp.	361,900	6,834,764
Sega Sammy Holdings, Inc.	393,300	6,422,222
		13,256,986
Media - 1.2%
Fuji Media Holdings, Inc.	6,020	7,974,798
Multiline Retail - 1.6%
Isetan Mitsukoshi Holdings Ltd.	418,540	4,618,087
Ryohin Keikaku Co. Ltd.	52,100	1,849,106
Takashimaya Co. Ltd.	611,000	4,599,403
		11,066,596
Specialty Retail - 2.2%
Nishimatsuya Chain Co. Ltd.	544,600	5,244,998
Shimachu Co. Ltd.	136,300	2,799,850
Xebio Co. Ltd.	129,400	2,540,723
Yamada Denki Co. Ltd.	65,090	4,230,405
		14,815,976
TOTAL CONSUMER DISCRETIONARY		129,153,533
CONSUMER STAPLES - 3.9%
Beverages - 1.2%
Coca-Cola West Co. Ltd.	92,300	1,411,971
Kirin Holdings Co. Ltd.	524,000	7,180,735
		8,592,706
Food & Staples Retailing - 1.7%
FamilyMart Co. Ltd.	162,000	5,749,621
Lawson, Inc.	128,600	5,849,086
		11,598,707
Personal Products - 1.0%
Kao Corp.	171,800	4,366,634
Kose Corp.	92,000	2,205,393
		6,572,027
TOTAL CONSUMER STAPLES		26,763,440

	Shares	Value
FINANCIALS - 32.4%
Capital Markets - 1.1%
Matsui Securities Co. Ltd.	762,300	$ 4,311,562
Nomura Holdings, Inc.	654,500	3,363,335
		7,674,897
Commercial Banks - 13.8%
Chiba Bank Ltd.	1,415,000	8,735,989
Mitsubishi UFJ Financial Group, Inc.	5,428,400	25,193,229
Mizuho Financial Group, Inc.	5,627,500	8,161,669
Seven Bank Ltd.	3,403	6,127,683
Sumitomo Mitsui Financial Group, Inc.	836,600	24,970,624
Sumitomo Trust & Banking Co. Ltd.	3,891,000	21,244,095
		94,433,289
Consumer Finance - 5.0%
Credit Saison Co. Ltd.	718,000	10,183,897
ORIX Corp.	264,690	24,143,464
		34,327,361
Insurance - 5.9%
MS&AD Insurance Group Holdings, Inc.	248,900	5,962,872
NKSJ Holdings, Inc.	1,971,000	13,544,960
Sony Financial Holdings, Inc.	2,047	7,122,654
T&D Holdings, Inc.	661,000	13,497,219
		40,127,705
Real Estate Investment Trusts - 3.0%
Japan Prime Realty Investment Corp.	1,808	4,491,353
Japan Real Estate Investment Corp.	873	8,407,791
Nomura Real Estate Office Fund, Inc.	1,283	7,884,224
		20,783,368
Real Estate Management & Development - 3.6%
Mitsubishi Estate Co. Ltd.	829,000	14,522,786
Mitsui Fudosan Co. Ltd.	513,000	9,700,967
		24,223,753
TOTAL FINANCIALS		221,570,373
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Alfresa Holdings Corp.	145,100	6,103,684
INDUSTRIALS - 18.1%
Air Freight & Logistics - 0.7%
Yamato Holdings Co. Ltd.	381,300	4,807,002
Building Products - 0.8%
Daikin Industries Ltd.	145,300	5,055,161
Construction & Engineering - 0.3%
Kandenko Co. Ltd.	365,000	2,127,314
Electrical Equipment - 2.4%
Mitsubishi Electric Corp.	984,000	9,222,202
Sumitomo Electric Industries Ltd.	585,600	7,451,617
		16,673,819
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 2.8%
Fanuc Ltd.	53,100	$ 7,687,269
Kubota Corp.	686,000	6,083,491
NSK Ltd.	700,000	5,292,312
		19,063,072
Marine - 0.5%
Iino Kaiun Kaisha Ltd.	313,500	1,402,510
Mitsui OSK Lines Ltd.	337,000	2,155,233
		3,557,743
Road & Rail - 1.9%
East Japan Railway Co.	207,300	12,801,508
Trading Companies & Distributors - 6.5%
Itochu Corp.	1,207,800	10,585,501
Mitsubishi Corp.	535,700	12,867,342
Mitsui & Co. Ltd.	906,700	14,260,042
Sumitomo Corp.	499,200	6,320,275
		44,033,160
Transportation Infrastructure - 2.2%
The Sumitomo Warehouse Co. Ltd.	2,943,000	15,287,361
TOTAL INDUSTRIALS		123,406,140
INFORMATION TECHNOLOGY - 11.6%
Computers & Peripherals - 0.9%
Fujitsu Ltd.	913,000	6,227,988
Electronic Equipment & Components - 4.6%
Ibiden Co. Ltd.	312,700	7,701,894
Nippon Electric Glass Co. Ltd.	357,000	4,588,812
Yamatake Corp.	525,700	12,797,891
Yaskawa Electric Corp.	787,000	6,151,646
		31,240,243
Office Electronics - 4.0%
Canon, Inc.	489,300	22,524,082
Konica Minolta Holdings, Inc.	531,000	5,131,023
		27,655,105
Semiconductors & Semiconductor Equipment - 1.5%
ROHM Co. Ltd.	75,800	4,728,669
Tokyo Electron Ltd.	92,700	5,230,445
		9,959,114
Software - 0.6%
Nintendo Co. Ltd.	16,100	4,171,554
TOTAL INFORMATION TECHNOLOGY		79,254,004

	Shares	Value
MATERIALS - 6.7%
Chemicals - 5.5%
JSR Corp.	608,200	$ 10,528,428
Mitsubishi Chemical Holdings Corp.	632,000	3,250,741
Nissan Chemical Industries Co. Ltd.	533,800	6,129,366
Nitto Denko Corp.	148,100	5,539,716
Shin-Etsu Chemical Co., Ltd.	155,000	7,837,731
Tokai Carbon Co. Ltd.	766,000	4,516,573
		37,802,555
Containers & Packaging - 0.1%
Toyo Seikan Kaisha Ltd.	38,600	658,661
Metals & Mining - 1.1%
Nippon Steel Corp.	524,000	1,646,997
Sumitomo Metal Industries Ltd.	2,522,000	5,853,519
		7,500,516
TOTAL MATERIALS		45,961,732
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
NTT DoCoMo, Inc.	8,265	13,932,109
TOTAL COMMON STOCKS (Cost $752,409,896)		646,145,015
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 0.23% (b) (Cost $13,390,434)	13,390,434	13,390,434
TOTAL INVESTMENT PORTFOLIO - 96.5% (Cost $765,800,330)		659,535,449
NET OTHER ASSETS (LIABILITIES) - 3.5%		24,061,859
NET ASSETS - 100%		$ 683,597,308
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 117,234
Fidelity Securities Lending Cash Central Fund	20,227
Total	$ 137,461
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 129,153,533	$ 60,045,484	$ 69,108,049	$ -
Consumer Staples	26,763,440	15,216,071	11,547,369	-
Financials	221,570,373	71,722,129	149,848,244	-
Health Care	6,103,684	6,103,684	-	-
Industrials	123,406,140	18,817,185	104,588,955	-
Information Technology	79,254,004	35,551,654	43,702,350	-
Materials	45,961,732	16,068,144	29,893,588	-
Telecommunication Services	13,932,109	-	13,932,109	-
Money Market Funds	13,390,434	13,390,434	-	-
Total Investments in Securities:	$ 659,535,449	$ 236,914,785	$ 422,620,664	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $415,906,874 of which $151,185,501, $237,833,510 and $26,887,863 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $752,409,896)	$ 646,145,015
Fidelity Central Funds (cost $13,390,434)	13,390,434
Total Investments (cost $765,800,330)		$ 659,535,449
Receivable for investments sold		18,050,540
Receivable for fund shares sold		180,832
Dividends receivable		6,802,286
Distributions receivable from Fidelity Central Funds		2,255
Other receivables		23
Total assets		684,571,385

Liabilities
Payable for investments purchased	$ 51,037
Payable for fund shares redeemed	319,944
Accrued management fee	333,392
Transfer agent fee payable	144,298
Other affiliated payables	30,310
Other payables and accrued expenses	95,096
Total liabilities		974,077

Net Assets		$ 683,597,308
Net Assets consist of:
Paid in capital		$ 1,220,369,826
Undistributed net investment income		9,735,869
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(440,538,383)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(105,970,004)
Net Assets		$ 683,597,308
Japan: Net Asset Value, offering price and redemption price per share ($649,315,663 ÷ 61,440,930 shares)		$ 10.57

Class F: Net Asset Value, offering price and redemption price per share ($34,281,645 ÷ 3,235,101 shares)		$ 10.60

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 20,417,362
Income from Fidelity Central Funds		137,461
Income before foreign taxes withheld		20,554,823
Less foreign taxes withheld		(1,429,215)
Total income		19,125,608

Expenses
Management fee Basic fee	$ 7,147,725
Performance adjustment	(919,668)
Transfer agent fees	2,272,841
Accounting and security lending fees	471,081
Custodian fees and expenses	156,426
Independent trustees' compensation	5,908
Registration fees	23,820
Audit	65,356
Legal	5,260
Miscellaneous	14,669
Total expenses before reductions	9,243,418
Expense reductions	(28)	9,243,390
Net investment income (loss)		9,882,218
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,754,900)
Foreign currency transactions	550,668
Total net realized gain (loss)		(10,204,232)
Change in net unrealized appreciation (depreciation) on: Investment securities	55,315,671
Assets and liabilities in foreign currencies	251,854
Total change in net unrealized appreciation (depreciation)		55,567,525
Net gain (loss)		45,363,293
Net increase (decrease) in net assets resulting from operations		$ 55,245,511

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,882,218	$ 8,504,736
Net realized gain (loss)	(10,204,232)	(243,143,523)
Change in net unrealized appreciation (depreciation)	55,567,525	346,812,316
Net increase (decrease) in net assets resulting from operations	55,245,511	112,173,529
Distributions to shareholders from net investment income	(6,665,780)	(12,255,123)
Distributions to shareholders from net realized gain	(9,507,465)	(1,114,103)
Total distributions	(16,173,245)	(13,369,226)
Share transactions - net increase (decrease)	(305,864,432)	(173,975,850)
Redemption fees	107,736	118,891
Total increase (decrease) in net assets	(266,684,430)	(75,052,656)

Net Assets
Beginning of period	950,281,738	1,025,334,394
End of period (including undistributed net investment income of $9,735,869 and undistributed net investment income of $6,519,430, respectively)	$ 683,597,308	$ 950,281,738

Financial Highlights - Japan

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.03	$ 9.03	$ 18.00	$ 16.85	$ 15.00
Income from Investment Operations
Net investment income (loss) B	.10	.08	.10	.04	.01
Net realized and unrealized gain (loss)	.61	1.04	(6.64)	1.35	1.85
Total from investment operations	.71	1.12	(6.54)	1.39	1.86
Distributions from net investment income	(.07)	(.11)	(.04)	(.01)	(.02)
Distributions from net realized gain	(.10)	(.01)	(2.39)	(.23)	(.01)
Total distributions	(.17)	(.12)	(2.43)	(.24)	(.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.02
Net asset value, end of period	$ 10.57	$ 10.03	$ 9.03	$ 18.00	$ 16.85
Total Return A	7.12%	12.84%	(41.88)%	8.36%	12.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.90%	1.12%	1.08%	1.08%
Expenses net of fee waivers, if any	.93%	.90%	1.12%	1.08%	1.08%
Expenses net of all reductions	.93%	.89%	1.10%	1.06%	1.05%
Net investment income (loss)	.97%	.90%	.72%	.24%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 649,316	$ 944,902	$ 1,025,334	$ 1,779,451	$ 1,763,387
Portfolio turnover rate D	43%	73%	78%	158%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.04	$ 10.06
Income from Investment Operations
Net investment income (loss) D	.12	- I
Net realized and unrealized gain (loss)	.62	(.02)
Total from investment operations	.74	(.02)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.10)	-
Total distributions	(.18)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 10.60	$ 10.04
Total Return B, C	7.42%	(.20)%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.69% A
Expenses net of fee waivers, if any	.69%	.69% A
Expenses net of all reductions	.69%	.68% A
Net investment income (loss)	1.21%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,282	$ 5,380
Portfolio turnover rate F	43%	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Japan and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. Subsequent to period end, all Class F shares were redeemed and the Fund no longer offers Class F shares to investors.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 29,099,097
Gross unrealized depreciation	(170,403,023)
Net unrealized appreciation (depreciation)	$ (141,303,926)

Tax Cost	$ 800,839,375

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,143,517
Capital loss carryforward	$ (415,906,874)
Net unrealized appreciation (depreciation)	$ (141,009,049)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 16,173,245	$ 13,369,226

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $399,130,044 and $697,219,555, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Japan. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Japan	$ 2,272,841.24

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,048 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in

Annual Report

7. Security Lending - continued

recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,227. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $28.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Japan	$ 6,581,344	$ 12,255,123
Class F	84,436	-
Total	$ 6,665,780	$ 12,255,123
From net realized gain
Japan	$ 9,401,920	$ 1,114,103
Class F	105,545	-
Total	$ 9,507,465	$ 1,114,103

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Japan
Shares sold	20,810,343	14,149,369	$ 217,088,312	$ 138,053,275
Reinvestment of distributions	1,440,939	1,672,325	14,827,260	12,626,051
Shares redeemed	(55,048,520)	(35,103,846)	(565,865,726)	(330,281,121)
Net increase (decrease)	(32,797,238)	(19,282,152)	$ (333,950,154)	$ (179,601,795)
Class F
Shares sold	8,109,487	547,276	$ 83,695,320	$ 5,744,073
Reinvestment of distributions	18,463	-	189,982	-
Shares redeemed	(5,428,702)	(11,423)	(55,799,580)	(118,128)
Net increase (decrease)	2,699,248	535,853	$ 28,085,722	$ 5,625,945

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in aggregate, of approximately 29% of the total outstanding shares of the Fund.

12. Proposed Reorganization.

The Board of Trustees of the Fund has approved an Agreement and Plan of Reorganization between the Fund and Fidelity Advisor Japan Fund. The agreement provides for the transfer of all the assets and the assumption of all the liabilities of Fidelity Advisor Japan Fund in exchange solely for the

Annual Report

Notes to Financial Statements - continued

12. Proposed Reorganization - continued

number of equivalent shares of the Fund having the same aggregate net asset value as the outstanding shares of the corresponding classes of the Fidelity Advisor Japan Fund on the day the reorganization is effective.

The reorganization was approved by the Fidelity Advisor Japan Fund shareholders and is expected to become effective on or about December 17, 2010. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders. In addition, the Board of Trustees of the Fund approved the creation of additional classes of shares. The Fund commenced operations of Class A, T, B, C and Institutional Class on December 14, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/13/10	12/10/10	$0.241	$0.211

Class F designates 75% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/07/09	$0.081	$0.0127

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

JPN-F-ANN-1210
1.891746.101

Fidelity AdvisorSM
Latin America Fund-
Class A, Class T, Class B and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are
classes of Fidelity® Latin America Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge ) A	18.63%	16.36%	17.19%
Class T (incl. 3.50% sales charge) B	21.44%	16.91%	17.46%
Class B (incl. contingent deferred sales charge) C	20.78%	17.52%	17.87%
Class C (incl. contingent deferred sales charge) D	24.78%	17.73%	17.87%

A The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

B The initial offering of Class T shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

C The initial offering of Class B shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in FidelitySM Advisor Latin America Fund - Class A on October 31, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) - Latin America Index performed over the same period. The initial offering of Class A took place on September 28, 2010. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Adam Kutas, Portfolio Manager of Fidelity AdvisorSM Latin America Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 25.87%, 25.85%, 25.78% and 25.78%, respectively (excluding sales charges), outperforming the MSCI EM (Emerging Markets) Latin America Index, which returned 23.75%. Stock selection in materials, consumer staples and health care contributed, as did underweighting the poor-performing energy sector. Conversely, unfavorable stock selection in utilities and underweighting financials hurt. Geographically, the fund benefited from solid picks in Brazil and its positioning in Chile. Underweighting Colombia and weak stock selection in Mexico dampened performance. Overweighting Chilean steel and iron producer CAP and underweighting Brazilian oil giant and major index component Petroleo Brasilerio (Petrobras) boosted performance. Banco Santander Chile also helped, as did four Brazilian companies: airline TAM, dental insurance company and out-of-benchmark holding Odontoprev, and food/beverage/tobacco firms Souza Cruz Industria Comerico and Companhia de Bebidas das Americas. The fund's modest cash position also held back performance amid a strong market. Not owning Mexican copper company and index component Grupo Mexico detracted, as did an investment in Brazilian cable TV company Net Servicos de Comunicacao. Untimely ownership of several firms also curtailed results: Brazilian electric utility Eletrobras, Brazilian brokerage Itausa and Peruvian bank Credicorp. Underweighting Chile's LAN Airlines detracted further. Some stocks I've mentioned were not held at period end.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010) for Latin America and for the entire period (September 28, 2010 to October 31, 2010) for Class A,T,B,C and Institutional Class of Latin America.

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2010	Expenses Paid During Period
Class A	1.37%
Actual		$ 1,000.00	$ 1,051.40	$ 1.31 B
Hypothetical A		$ 1,000.00	$ 1,018.30	$ 6.97 C
Class T	1.63%
Actual		$ 1,000.00	$ 1,051.20	$ 1.56 B
Hypothetical A		$ 1,000.00	$ 1,016.99	$ 8.29 C
Class B	2.12%
Actual		$ 1,000.00	$ 1,050.60	$ 2.02 B
Hypothetical A		$ 1,000.00	$ 1,014.52	$ 10.76 C
Class C	2.09%
Actual		$ 1,000.00	$ 1,050.60	$ 2.00 B
Hypothetical A		$ 1,000.00	$ 1,014.67	$ 10.61 C
Latin America	1.04%
Actual		$ 1,000.00	$ 1,141.90	$ 5.61 B
Hypothetical A		$ 1,000.00	$ 1,019.96	$ 5.30 C
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,051.50	$ 1.03 B
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.50 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Latin America and multiplied by 34/365 (to reflect the period September 28, 2010 to October 31, 2010) for Class A,T,B,C and Institutional Class of Latin America.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Brazil	59.9%
Mexico	15.9%
Chile	11.9%
United States of America	3.7%
Colombia	3.3%
Peru	2.0%
Luxembourg	1.3%
Bermuda	1.1%
Bahamas (Nassau)	0.5%
Other	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Brazil	62.4%
Mexico	19.3%
Chile	9.5%
United States of America	3.9%
Luxembourg	1.6%
Peru	1.6%
Panama	0.9%
Colombia	0.3%
Bahamas (Nassau)	0.2%
Other	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.6
Short-Term Investments and Net Other Assets	1.8	2.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	8.6	8.5
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	7.6	7.8
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	6.0	9.5
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	5.6	7.5
Petroleo Brasileiro SA - Petrobras (ON) sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	4.2	5.9
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.1	2.6
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.7	3.3
Vale SA sponsored ADR (Brazil, Metals & Mining)	3.5	3.5
CAP SA (Chile, Metals & Mining)	3.3	2.7
Banco Santander Chile sponsored ADR (Chile, Commercial Banks)	2.7	2.0
	49.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	15.5
Materials	19.3	22.5
Consumer Staples	16.6	13.0
Energy	13.2	14.9
Telecommunication Services	11.3	12.1
Utilities	6.0	7.2
Consumer Discretionary	5.7	5.7
Industrials	3.5	6.1
Health Care	1.0	0.6
Information Technology	0.4	0.0

Annual Report

Fidelity Latin America Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Bahamas (Nassau) - 0.5%
Petrominerales Ltd. (d)	868,800	$ 22,258,794
Bermuda - 1.1%
Credicorp Ltd. (NY Shares)	384,100	48,350,508
Brazil - 59.9%
AES Tiete SA (PN) (non-vtg.)	6,083,145	83,852,428
Banco Bradesco SA:
(PN)	3,290,316	67,790,722
(PN) sponsored ADR (d)	5,543,722	115,309,418
BR Malls Participacoes SA	1,736,800	16,590,054
Brascan Residential Properties SA	7,648,900	41,634,619
Brasil Foods SA	1,630,700	23,657,228
Brasil Insurance Participacoes e Administracao SA (a)	7,700	6,110,393
Centrais Eletricas Brasileiras SA (Electrobras):
(PN-B) sponsored ADR (d)	986,165	16,123,798
sponsored ADR	843,700	11,786,489
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR (d)	1,320,026	183,800,420
sponsored ADR (d)	70,505	7,984,691
Companhia de Concessoes Rodoviarias	1,974,700	53,395,368
Companhia de Saneamento de Minas Gerais	63,876	979,993
CPFL Energia SA sponsored ADR (d)	420,967	30,238,060
Drogasil SA	441,000	11,154,614
Eletropaulo Metropolitana SA (PN-B)	802,120	14,003,623
Gerdau SA	390,500	3,879,291
Gerdau SA sponsored ADR (d)	682,800	8,903,712
Itau Unibanco Banco Multiplo SA	3,585,931	87,477,155
Itau Unibanco Banco Multiplo SA:
ADR	11,649,603	286,114,250
ADR (a)(e)	590,300	14,497,768
Itausa-Investimentos Itau SA (PN)	4,987,700	39,550,948
Light SA	695,700	8,759,637
Lojas Americanas SA (PN)	6,847,300	73,616,927
Lojas Renner SA	453,600	17,917,893
Multiplan Empreendimentos Imobiliarios SA	848,000	19,440,395
Multiplus SA	1,836,300	31,195,080
Net Servicos de Comunicacao SA (PN) (a)	5,225,440	70,278,666
Odontoprev SA	3,079,600	45,256,290
OGX Petroleo e Gas Participacoes SA (a)	4,974,700	65,268,813
Petroleo Brasileiro SA - Petrobras:
(ON)	938,228	15,745,597
(ON) sponsored ADR	5,079,420	173,309,810
(PN) (non-vtg.)	9,078,671	137,951,825
(PN) sponsored ADR (non-vtg.) (d)	3,646,533	113,735,364
Souza Cruz Industria Comerico	2,115,100	108,676,752
TAM SA (PN) sponsored ADR (ltd. vtg.)	2,776,336	68,492,209
TIM Participacoes SA	6,855,400	22,445,672

	Shares	Value
TIM Participacoes SA sponsored ADR (non-vtg.) (d)	1,621,511	$ 52,309,945
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,195,650	17,430,120
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	3,663,500	45,718,378
Vale SA:
(PN-A)	1,813,500	50,902,084
(PN-A) sponsored ADR	7,709,345	221,489,482
sponsored ADR	4,963,500	159,526,890
Vivo Participacoes SA:
(PN)	806,938	23,242,395
sponsored ADR	1,310,041	37,519,574
TOTAL BRAZIL		2,705,064,840
Canada - 0.3%
Silver Standard Resources, Inc. (a)	506,800	12,305,108
Chile - 11.9%
Banco Santander Chile sponsored ADR	1,323,100	122,571,984
CAP SA	2,940,288	149,674,298
Cencosud SA	6,940,914	54,190,647
Compania Cervecerias Unidas SA	3,869,596	43,114,181
Compania Cervecerias Unidas SA sponsored ADR	241,700	13,595,625
Empresa Nacional de Electricidad SA	7,518,537	13,234,103
Empresas La Polar SA	1,801,860	12,851,907
Enersis SA	45,750,203	20,903,025
Enersis SA sponsored ADR	2,878,372	65,655,665
SACI Falabella	4,206,229	42,135,389
TOTAL CHILE		537,926,824
Colombia - 3.3%
BanColombia SA sponsored ADR	1,090,000	73,520,500
Bolsa de Valores de Colombia	385,727,359	9,479,081
Ecopetrol SA	27,756,465	66,550,312
Ecopetrol SA ADR	29,300	1,398,782
TOTAL COLOMBIA		150,948,675
Luxembourg - 1.3%
Millicom International Cellular SA	322,113	30,471,890
Ternium SA sponsored ADR	867,307	29,731,284
TOTAL LUXEMBOURG		60,203,174
Mexico - 15.9%
America Movil SAB de CV:
Series L	2,590,600	7,425,387
Series L sponsored ADR	5,867,205	335,956,158
Banco Compartamos SA de CV	1,219,100	8,636,011
Bolsa Mexicana de Valores SA de CV (d)	14,054,300	25,558,445
Coca-Cola FEMSA SAB de CV sponsored ADR	449,000	35,682,030
Fomento Economico Mexicano SAB de CV sponsored ADR	225,258	12,368,917
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Bimbo Sab de CV Series A	659,600	$ 5,084,322
Grupo Comercial Chedraui de CV (a)	5,790,100	18,729,160
Grupo Modelo SAB de CV Series C	5,980,200	33,487,764
Industrias Penoles SA de CV	1,201,630	34,040,265
Kimberly-Clark de Mexico SA de CV Series A	5,066,800	31,794,421
Wal-Mart de Mexico SA de CV Series V	61,686,670	168,719,948
TOTAL MEXICO		717,482,828
Panama - 0.1%
Copa Holdings SA Class A	79,300	4,022,889
Peru - 2.0%
Compania de Minas Buenaventura SA sponsored ADR	1,710,200	90,709,008
United States of America - 1.9%
First Cash Financial Services, Inc. (a)	664,608	19,320,155
Mercadolibre, Inc. (a)(d)	269,000	17,788,970
Southern Copper Corp.	1,155,100	49,438,280
TOTAL UNITED STATES OF AMERICA		86,547,405
TOTAL COMMON STOCKS (Cost $2,312,779,474)		4,435,820,053
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	53,737,385	$ 53,737,385
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	102,683,905	102,683,905
TOTAL MONEY MARKET FUNDS (Cost $156,421,290)		156,421,290
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $2,469,200,764)		4,592,241,343
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(74,745,375)
NET ASSETS - 100%		$ 4,517,495,968
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,497,768 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 84,184
Fidelity Securities Lending Cash Central Fund	586,004
Total	$ 670,188
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 2,705,064,840	$ 2,698,954,447	$ 6,110,393	$ -
Mexico	717,482,828	717,482,828	-	-
Chile	537,926,824	537,926,824	-	-
Colombia	150,948,675	150,948,675	-	-
Peru	90,709,008	90,709,008	-	-
United States of America	86,547,405	86,547,405	-	-
Luxembourg	60,203,174	60,203,174	-	-
Bermuda	48,350,508	48,350,508	-	-
Bahamas (Nassau)	22,258,794	22,258,794	-	-
Other	16,327,997	16,327,997	-	-
Money Market Funds	156,421,290	156,421,290	-	-
Total Investments in Securities:	$ 4,592,241,343	$ 4,586,130,950	$ 6,110,393	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $425,993,249 of which $18,806,576, $31,200,847 and $375,985,826 will expire on October 31, 2015, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The capital loss carryforward expiring October 31, 2015 and October 31, 2016 were acquired from Fidelity Advisor Latin America Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $101,291,620) - See accompanying schedule: Unaffiliated issuers (cost $2,312,779,474)	$ 4,435,820,053
Fidelity Central Funds (cost $156,421,290)	156,421,290
Total Investments (cost $2,469,200,764)		$ 4,592,241,343
Foreign currency held at value (cost $10,492,341)		10,469,243
Receivable for investments sold		17,239,484
Receivable for fund shares sold		4,585,338
Dividends receivable		14,057,987
Distributions receivable from Fidelity Central Funds		53,766
Other receivables		570,099
Total assets		4,639,217,260

Liabilities
Payable for investments purchased	$ 10,996,858
Payable for fund shares redeemed	3,880,116
Accrued management fee	2,634,325
Distribution and service plan fees payable	91,638
Other affiliated payables	877,009
Other payables and accrued expenses	557,441
Collateral on securities loaned, at value	102,683,905
Total liabilities		121,721,292

Net Assets		$ 4,517,495,968
Net Assets consist of:
Paid in capital		$ 2,836,057,819
Undistributed net investment income		12,014,368
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(453,630,606)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,123,054,387
Net Assets		$ 4,517,495,968

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($115,625,689 ÷ 2,011,628 shares)	$ 57.48

Maximum offering price per share (100/94.25 of $57.48)	$ 60.99
Class T: Net Asset Value and redemption price per share ($36,820,312 ÷ 640,743 shares)	$ 57.47

Maximum offering price per share (100/96.50 of $57.47)	$ 59.55
Class B: Net Asset Value and offering price per share ($20,391,715 ÷ 355,023 shares)A	$ 57.44

Class C: Net Asset Value and offering price per share ($48,328,614 ÷ 841,390 shares)A	$ 57.44

Latin America: Net Asset Value, offering price and redemption price per share ($4,283,461,984 ÷ 74,497,448 shares)	$ 57.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,867,654 ÷ 223,808 shares)	$ 57.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 140,582,424
Interest		616
Income from Fidelity Central Funds		670,188
Income before foreign taxes withheld		141,253,228
Less foreign taxes withheld		(11,229,284)
Total income		130,023,944

Expenses
Management fee	$ 29,682,512
Transfer agent fees	9,142,613
Distribution and service plan fees	91,835
Accounting and security lending fees	1,584,130
Custodian fees and expenses	2,502,166
Independent trustees' compensation	23,783
Registration fees	191,852
Audit	73,353
Legal	20,416
Interest	8,537
Miscellaneous	54,353
Total expenses before reductions	43,375,550
Expense reductions	(1,043,771)	42,331,779
Net investment income (loss)		87,692,165
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	297,443,270
Capital gain distributions from Fidelity Central Funds	16,900
Foreign currency transactions	(3,949,502)
Total net realized gain (loss)		293,510,668
Change in net unrealized appreciation (depreciation) on: Investment securities	519,646,669
Assets and liabilities in foreign currencies	(463,211)
Total change in net unrealized appreciation (depreciation)		519,183,458
Net gain (loss)		812,694,126
Net increase (decrease) in net assets resulting from operations		$ 900,386,291

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 87,692,165	$ 57,543,805
Net realized gain (loss)	293,510,668	(469,604,930)
Change in net unrealized appreciation (depreciation)	519,183,458	1,902,747,452
Net increase (decrease) in net assets resulting from operations	900,386,291	1,490,686,327
Distributions to shareholders from net investment income	(118,560,409)	(34,726,095)
Distributions to shareholders from net realized gain	(33,986,366)	-
Total distributions	(152,546,775)	(34,726,095)
Share transactions - net increase (decrease)	(275,675,234)	360,846,005
Redemption fees	1,583,234	1,335,831
Total increase (decrease) in net assets	473,747,516	1,818,142,068

Net Assets
Beginning of period	4,043,748,452	2,225,606,384
End of period (including undistributed net investment income of $12,014,368 and undistributed net investment income of $42,882,612, respectively)	$ 4,517,495,968	$ 4,043,748,452

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.81
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.48
Total Return B,C,D	5.14%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	1.37% A
Expenses net of all reductions	1.34% A
Net investment income (loss)	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,626
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

Financial Highlights - Class T

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.01
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.80
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.47
Total Return B,C,D	5.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63% A
Expenses net of fee waivers, if any	1.63% A
Expenses net of all reductions	1.60% A
Net investment income (loss)	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,820
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.77
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.44
Total Return B,C,D	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12% A
Expenses net of fee waivers, if any	2.12% A
Expenses net of all reductions	2.10% A
Net investment income (loss)	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,392
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

Financial Highlights - Class C

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.77
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.44
Total Return B,C,D	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.09% A
Expenses net of fee waivers, if any	2.09% A
Expenses net of all reductions	2.07% A
Net investment income (loss)	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,329
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 47.29	$ 28.69	$ 67.90	$ 41.13	$ 29.40
Income from Investment Operations
Net investment income (loss) B	1.07	.72	.83	.68	.82
Net realized and unrealized gain (loss)	11.00	18.32	(37.74)	27.43	11.68
Total from investment operations	12.07	19.04	(36.91)	28.11	12.50
Distributions from net investment income	(1.49)	(.46)	(.65)	(.61)	(.46)
Distributions from net realized gain	(.39)	-	(1.72)	(.77)	(.38)
Total distributions	(1.88)	(.46)	(2.37)	(1.38)	(.84)
Redemption fees added to paid in capital B	.02	.02	.07	.04	.07
Net asset value, end of period	$ 57.50	$ 47.29	$ 28.69	$ 67.90	$ 41.13
Total Return A	25.91%	67.88%	(56.20)%	70.35%	43.57%
Ratios to Average Net Assets C,E
Expenses before reductions	1.03%	1.07%	1.02%	1.00%	1.05%
Expenses net of fee waivers, if any	1.03%	1.07%	1.02%	1.00%	1.05%
Expenses net of all reductions	1.01%	1.05%	1.00%	.98%	1.02%
Net investment income (loss)	2.10%	2.04%	1.41%	1.33%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,283,462	$ 4,043,748	$ 2,225,606	$ 6,219,690	$ 3,122,473
Portfolio turnover rate D	56% F	52%	51%	52%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Period ended October 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.82
Distributions from net investment income	(.80)
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 57.49
Total Return B,C	5.15%
Ratios to Average Net Assets E,H
Expenses before reductions	1.08% A
Expenses net of fee waivers, if any	1.08% A
Expenses net of all reductions	1.06% A
Net investment income (loss)	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,868
Portfolio turnover rate F	56% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Latin America Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund launched shares of Class A, Class T, Class B, Class C, and Institutional Class and the existing class was designated Latin America on September 28, 2010. Each class has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,104,075,629
Gross unrealized depreciation	(24,006,376)
Net unrealized appreciation (depreciation)	$ 2,080,069,253

Tax Cost	$ 2,512,172,090

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,349,071
Capital loss carryforward	$ (425,993,249)
Net unrealized appreciation (depreciation)	$ 2,080,083,061

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 152,546,775	$ 34,726,095

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,260,960,609 and $2,764,008,467, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 22,839	$ -
Class T	.25%	.25%	14,535	-
Class B	.75%	.25%	16,306	11,638
Class C	.75%	.25%	38,155	2,577
			$ 91,835	$ 14,215

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,464
Class T	880
Class B	2,206
Class C	400
$ 9,950

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,211	.30*
Class T	8,883	.31*
Class B	4,861	.30*
Class C	10,426	.27*
Latin America	9,088,528.22
Institutional Class	2,704	.26*
	$ 9,142,613

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,632 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,527,535.44%		$ 6,510

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $586,004. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $14,799,857. The weighted average interest rate was .70%. The interest expense amounted to $2,027 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Latin America's operating expenses. During the period, this reimbursement reduced the class' expenses by $62,575.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $980,935 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $261.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010 A	2009
From net investment income
Class A	$ 1,442	$ -
Class T	1,442	-
Class B	1,442	-
Class C	1,442	-
Latin America	118,553,199	34,726,095
Institutional Class	1,442	-
Total	$ 118,560,409	$ 34,726,095
From net realized gain
Latin America	$ 33,986,366	$ -

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010 A	2009	2010 A	2009
Class A
Shares sold	41,687	-	$ 2,369,263	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	2,023,866		113,640,086
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(53,951)	-	(3,076,408)	-
Net increase (decrease)	2,011,628	-	$ 112,934,383	$ -
Class T
Shares sold	18,758	-	$ 1,058,068	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	637,585		35,800,407
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(15,626)	-	(885,588)	-
Net increase (decrease)	640,743	-	$ 35,974,329	$ -

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010 A	2009	2010 A	2009
Class B
Shares sold	3,456	-	$ 192,197	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	359,402		20,176,816
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(7,861)	-	(450,086)	-
Net increase (decrease)	355,023	-	$ 19,920,369	$ -
Class C
Shares sold	17,327	-	$ 976,205	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	840,828		47,204,057
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(16,791)	-	(947,712)	-
Net increase (decrease)	841,390	-	$ 47,233,992	$ -
Latin America
Shares sold	22,062,249	31,352,380	$ 1,142,552,819	$ 1,172,903,800
Reinvestment of distributions	2,770,809	1,344,639	147,652,381	33,594,867
Shares redeemed	(35,850,914)	(24,759,791)	(1,794,503,952)	(845,652,662)
Net increase (decrease)	(11,017,856)	7,937,228	$ (504,298,752)	$ 360,846,005
Institutional Class
Shares sold	3,784	-	$ 212,699	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	228,366		12,822,761
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(8,368)	-	(476,457)	-
Net increase (decrease)	223,808	-	$ 12,560,445	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Merger Information.

On October 1, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Latin America Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 6, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objectives and lower expenses. The acquisition was accomplished by an exchange of 2,023,866 Class A shares, 637,585 Class T shares, 359,402 Class B shares, 840,828 Class C shares, and 228,366 Institutional class shares of the Fund, respectively, for 2,219,330 Class A shares, 700,912 Class T shares, 400,205 Class B shares, 940,861 Class C shares, and 245,559 Institutional class shares then outstanding (valued at $51.20, $51.08, $50.42, $50.17 and $52.22 per share for Class A, Class T, Class B, Class C, and Institutional class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $229,225,487, unrealized appreciation of $95,358,358, and net other assets of $418,642, were combined with the Fund's net assets of $4,149,781,255 for total net assets after the acquisition of $4,379,425,384.

Pro forma results of operations of the combined entity for the entire year ended October 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 90,969,628
Total net realized gain (loss)	302,327,523
Total change in net unrealized appreciation (depreciation)	548,871,563
Net increase (decrease) in net assets resulting from operations	942,168,714

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since October 1, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present).
Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/2010	12/03/2010	$0.160	$0.200
Class T	12/06/2010	12/03/2010	$0.118	$0.200
Class B	12/06/2010	12/03/2010	$0.040	$0.200
Class C	12/06/2010	12/03/2010	$0.062	$0.200

Class A designates 100%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividends distributed in September 2010 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	09/30/2010	$0.686	$0.0948
Class T	09/30/2010	$0.686	$0.0948
Class B	09/30/2010	$0.686	$0.0948
Class C	09/30/2010	$0.686	$0.0948

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns for the retail class and the cumulative total returns of a broad-based securities market index ("benchmark").

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

FALAA-UANN-1210
1.917416.100

Fidelity AdvisorSM
Latin America Fund
Institutional Class

Annual Report

October 31, 2010

Institutional Class is a class of
Fidelity® Latin America Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	25.89%	17.75%	17.88%

A The initial offering of Institutional Class shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Latin America Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) - Latin America Index performed over the same period. The initial offering of Institutional Class took place on September 28, 2010. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Adam Kutas, Portfolio Manager of Fidelity AdvisorSM Latin America Fund: For the year, the fund's Institutional Class shares returned 25.89%, outperforming the MSCI EM (Emerging Markets) Latin America Index, which returned 23.75%. Stock selection in materials, consumer staples and health care contributed, as did underweighting the poor-performing energy sector. Conversely, unfavorable stock selection in utilities and underweighting financials hurt. Geographically, the fund benefited from solid picks in Brazil and its positioning in Chile. Underweighting Colombia and weak stock selection in Mexico dampened performance. Overweighting Chilean steel and iron producer CAP and underweighting Brazilian oil giant and major index component Petroleo Brasilerio (Petrobras) boosted performance. Banco Santander Chile also helped, as did four Brazilian companies: airline TAM, dental insurance company and out-of-benchmark holding Odontoprev, and food/beverage/tobacco firms Souza Cruz Industria Comerico and Companhia de Bebidas das Americas. The fund's modest cash position also held back performance amid a strong market. Not owning Mexican copper company and index component Grupo Mexico detracted, as did an investment in Brazilian cable TV company Net Servicos de Comunicacao. Untimely ownership of several firms also curtailed results: Brazilian electric utility Eletrobras, Brazilian brokerage Itausa and Peruvian bank Credicorp. Underweighting Chile's LAN Airlines detracted further. Some stocks I've mentioned were not held at period end.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010) for Latin America and for the entire period (September 28, 2010 to October 31, 2010) for Class A,T,B,C and Institutional Class of Latin America.

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value October 31, 2010	Expenses Paid During Period
Class A	1.37%
Actual		$ 1,000.00	$ 1,051.40	$ 1.31 B
Hypothetical A		$ 1,000.00	$ 1,018.30	$ 6.97 C
Class T	1.63%
Actual		$ 1,000.00	$ 1,051.20	$ 1.56 B
Hypothetical A		$ 1,000.00	$ 1,016.99	$ 8.29 C
Class B	2.12%
Actual		$ 1,000.00	$ 1,050.60	$ 2.02 B
Hypothetical A		$ 1,000.00	$ 1,014.52	$ 10.76 C
Class C	2.09%
Actual		$ 1,000.00	$ 1,050.60	$ 2.00 B
Hypothetical A		$ 1,000.00	$ 1,014.67	$ 10.61 C
Latin America	1.04%
Actual		$ 1,000.00	$ 1,141.90	$ 5.61 B
Hypothetical A		$ 1,000.00	$ 1,019.96	$ 5.30 C
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,051.50	$ 1.03 B
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.50 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Latin America and multiplied by 34/365 (to reflect the period September 28, 2010 to October 31, 2010) for Class A,T,B,C and Institutional Class of Latin America.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Brazil	59.9%
Mexico	15.9%
Chile	11.9%
United States of America	3.7%
Colombia	3.3%
Peru	2.0%
Luxembourg	1.3%
Bermuda	1.1%
Bahamas (Nassau)	0.5%
Other	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Brazil	62.4%
Mexico	19.3%
Chile	9.5%
United States of America	3.9%
Luxembourg	1.6%
Peru	1.6%
Panama	0.9%
Colombia	0.3%
Bahamas (Nassau)	0.2%
Other	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.6
Short-Term Investments and Net Other Assets	1.8	2.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Itau Unibanco Banco Multiplo SA ADR (Brazil, Commercial Banks)	8.6	8.5
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	7.6	7.8
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	6.0	9.5
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	5.6	7.5
Petroleo Brasileiro SA - Petrobras (ON) sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	4.2	5.9
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.1	2.6
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.7	3.3
Vale SA sponsored ADR (Brazil, Metals & Mining)	3.5	3.5
CAP SA (Chile, Metals & Mining)	3.3	2.7
Banco Santander Chile sponsored ADR (Chile, Commercial Banks)	2.7	2.0
	49.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	15.5
Materials	19.3	22.5
Consumer Staples	16.6	13.0
Energy	13.2	14.9
Telecommunication Services	11.3	12.1
Utilities	6.0	7.2
Consumer Discretionary	5.7	5.7
Industrials	3.5	6.1
Health Care	1.0	0.6
Information Technology	0.4	0.0

Annual Report

Fidelity Latin America Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Bahamas (Nassau) - 0.5%
Petrominerales Ltd. (d)	868,800	$ 22,258,794
Bermuda - 1.1%
Credicorp Ltd. (NY Shares)	384,100	48,350,508
Brazil - 59.9%
AES Tiete SA (PN) (non-vtg.)	6,083,145	83,852,428
Banco Bradesco SA:
(PN)	3,290,316	67,790,722
(PN) sponsored ADR (d)	5,543,722	115,309,418
BR Malls Participacoes SA	1,736,800	16,590,054
Brascan Residential Properties SA	7,648,900	41,634,619
Brasil Foods SA	1,630,700	23,657,228
Brasil Insurance Participacoes e Administracao SA (a)	7,700	6,110,393
Centrais Eletricas Brasileiras SA (Electrobras):
(PN-B) sponsored ADR (d)	986,165	16,123,798
sponsored ADR	843,700	11,786,489
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR (d)	1,320,026	183,800,420
sponsored ADR (d)	70,505	7,984,691
Companhia de Concessoes Rodoviarias	1,974,700	53,395,368
Companhia de Saneamento de Minas Gerais	63,876	979,993
CPFL Energia SA sponsored ADR (d)	420,967	30,238,060
Drogasil SA	441,000	11,154,614
Eletropaulo Metropolitana SA (PN-B)	802,120	14,003,623
Gerdau SA	390,500	3,879,291
Gerdau SA sponsored ADR (d)	682,800	8,903,712
Itau Unibanco Banco Multiplo SA	3,585,931	87,477,155
Itau Unibanco Banco Multiplo SA:
ADR	11,649,603	286,114,250
ADR (a)(e)	590,300	14,497,768
Itausa-Investimentos Itau SA (PN)	4,987,700	39,550,948
Light SA	695,700	8,759,637
Lojas Americanas SA (PN)	6,847,300	73,616,927
Lojas Renner SA	453,600	17,917,893
Multiplan Empreendimentos Imobiliarios SA	848,000	19,440,395
Multiplus SA	1,836,300	31,195,080
Net Servicos de Comunicacao SA (PN) (a)	5,225,440	70,278,666
Odontoprev SA	3,079,600	45,256,290
OGX Petroleo e Gas Participacoes SA (a)	4,974,700	65,268,813
Petroleo Brasileiro SA - Petrobras:
(ON)	938,228	15,745,597
(ON) sponsored ADR	5,079,420	173,309,810
(PN) (non-vtg.)	9,078,671	137,951,825
(PN) sponsored ADR (non-vtg.) (d)	3,646,533	113,735,364
Souza Cruz Industria Comerico	2,115,100	108,676,752
TAM SA (PN) sponsored ADR (ltd. vtg.)	2,776,336	68,492,209
TIM Participacoes SA	6,855,400	22,445,672

	Shares	Value
TIM Participacoes SA sponsored ADR (non-vtg.) (d)	1,621,511	$ 52,309,945
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,195,650	17,430,120
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	3,663,500	45,718,378
Vale SA:
(PN-A)	1,813,500	50,902,084
(PN-A) sponsored ADR	7,709,345	221,489,482
sponsored ADR	4,963,500	159,526,890
Vivo Participacoes SA:
(PN)	806,938	23,242,395
sponsored ADR	1,310,041	37,519,574
TOTAL BRAZIL		2,705,064,840
Canada - 0.3%
Silver Standard Resources, Inc. (a)	506,800	12,305,108
Chile - 11.9%
Banco Santander Chile sponsored ADR	1,323,100	122,571,984
CAP SA	2,940,288	149,674,298
Cencosud SA	6,940,914	54,190,647
Compania Cervecerias Unidas SA	3,869,596	43,114,181
Compania Cervecerias Unidas SA sponsored ADR	241,700	13,595,625
Empresa Nacional de Electricidad SA	7,518,537	13,234,103
Empresas La Polar SA	1,801,860	12,851,907
Enersis SA	45,750,203	20,903,025
Enersis SA sponsored ADR	2,878,372	65,655,665
SACI Falabella	4,206,229	42,135,389
TOTAL CHILE		537,926,824
Colombia - 3.3%
BanColombia SA sponsored ADR	1,090,000	73,520,500
Bolsa de Valores de Colombia	385,727,359	9,479,081
Ecopetrol SA	27,756,465	66,550,312
Ecopetrol SA ADR	29,300	1,398,782
TOTAL COLOMBIA		150,948,675
Luxembourg - 1.3%
Millicom International Cellular SA	322,113	30,471,890
Ternium SA sponsored ADR	867,307	29,731,284
TOTAL LUXEMBOURG		60,203,174
Mexico - 15.9%
America Movil SAB de CV:
Series L	2,590,600	7,425,387
Series L sponsored ADR	5,867,205	335,956,158
Banco Compartamos SA de CV	1,219,100	8,636,011
Bolsa Mexicana de Valores SA de CV (d)	14,054,300	25,558,445
Coca-Cola FEMSA SAB de CV sponsored ADR	449,000	35,682,030
Fomento Economico Mexicano SAB de CV sponsored ADR	225,258	12,368,917
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Bimbo Sab de CV Series A	659,600	$ 5,084,322
Grupo Comercial Chedraui de CV (a)	5,790,100	18,729,160
Grupo Modelo SAB de CV Series C	5,980,200	33,487,764
Industrias Penoles SA de CV	1,201,630	34,040,265
Kimberly-Clark de Mexico SA de CV Series A	5,066,800	31,794,421
Wal-Mart de Mexico SA de CV Series V	61,686,670	168,719,948
TOTAL MEXICO		717,482,828
Panama - 0.1%
Copa Holdings SA Class A	79,300	4,022,889
Peru - 2.0%
Compania de Minas Buenaventura SA sponsored ADR	1,710,200	90,709,008
United States of America - 1.9%
First Cash Financial Services, Inc. (a)	664,608	19,320,155
Mercadolibre, Inc. (a)(d)	269,000	17,788,970
Southern Copper Corp.	1,155,100	49,438,280
TOTAL UNITED STATES OF AMERICA		86,547,405
TOTAL COMMON STOCKS (Cost $2,312,779,474)		4,435,820,053
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	53,737,385	$ 53,737,385
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	102,683,905	102,683,905
TOTAL MONEY MARKET FUNDS (Cost $156,421,290)		156,421,290
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $2,469,200,764)		4,592,241,343
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(74,745,375)
NET ASSETS - 100%		$ 4,517,495,968
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,497,768 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 84,184
Fidelity Securities Lending Cash Central Fund	586,004
Total	$ 670,188
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 2,705,064,840	$ 2,698,954,447	$ 6,110,393	$ -
Mexico	717,482,828	717,482,828	-	-
Chile	537,926,824	537,926,824	-	-
Colombia	150,948,675	150,948,675	-	-
Peru	90,709,008	90,709,008	-	-
United States of America	86,547,405	86,547,405	-	-
Luxembourg	60,203,174	60,203,174	-	-
Bermuda	48,350,508	48,350,508	-	-
Bahamas (Nassau)	22,258,794	22,258,794	-	-
Other	16,327,997	16,327,997	-	-
Money Market Funds	156,421,290	156,421,290	-	-
Total Investments in Securities:	$ 4,592,241,343	$ 4,586,130,950	$ 6,110,393	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $425,993,249 of which $18,806,576, $31,200,847 and $375,985,826 will expire on October 31, 2015, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The capital loss carryforward expiring October 31, 2015 and October 31, 2016 were acquired from Fidelity Advisor Latin America Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $101,291,620) - See accompanying schedule: Unaffiliated issuers (cost $2,312,779,474)	$ 4,435,820,053
Fidelity Central Funds (cost $156,421,290)	156,421,290
Total Investments (cost $2,469,200,764)		$ 4,592,241,343
Foreign currency held at value (cost $10,492,341)		10,469,243
Receivable for investments sold		17,239,484
Receivable for fund shares sold		4,585,338
Dividends receivable		14,057,987
Distributions receivable from Fidelity Central Funds		53,766
Other receivables		570,099
Total assets		4,639,217,260

Liabilities
Payable for investments purchased	$ 10,996,858
Payable for fund shares redeemed	3,880,116
Accrued management fee	2,634,325
Distribution and service plan fees payable	91,638
Other affiliated payables	877,009
Other payables and accrued expenses	557,441
Collateral on securities loaned, at value	102,683,905
Total liabilities		121,721,292

Net Assets		$ 4,517,495,968
Net Assets consist of:
Paid in capital		$ 2,836,057,819
Undistributed net investment income		12,014,368
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(453,630,606)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,123,054,387
Net Assets		$ 4,517,495,968

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($115,625,689 ÷ 2,011,628 shares)	$ 57.48

Maximum offering price per share (100/94.25 of $57.48)	$ 60.99
Class T: Net Asset Value and redemption price per share ($36,820,312 ÷ 640,743 shares)	$ 57.47

Maximum offering price per share (100/96.50 of $57.47)	$ 59.55
Class B: Net Asset Value and offering price per share ($20,391,715 ÷ 355,023 shares)A	$ 57.44

Class C: Net Asset Value and offering price per share ($48,328,614 ÷ 841,390 shares)A	$ 57.44

Latin America: Net Asset Value, offering price and redemption price per share ($4,283,461,984 ÷ 74,497,448 shares)	$ 57.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,867,654 ÷ 223,808 shares)	$ 57.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 140,582,424
Interest		616
Income from Fidelity Central Funds		670,188
Income before foreign taxes withheld		141,253,228
Less foreign taxes withheld		(11,229,284)
Total income		130,023,944

Expenses
Management fee	$ 29,682,512
Transfer agent fees	9,142,613
Distribution and service plan fees	91,835
Accounting and security lending fees	1,584,130
Custodian fees and expenses	2,502,166
Independent trustees' compensation	23,783
Registration fees	191,852
Audit	73,353
Legal	20,416
Interest	8,537
Miscellaneous	54,353
Total expenses before reductions	43,375,550
Expense reductions	(1,043,771)	42,331,779
Net investment income (loss)		87,692,165
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	297,443,270
Capital gain distributions from Fidelity Central Funds	16,900
Foreign currency transactions	(3,949,502)
Total net realized gain (loss)		293,510,668
Change in net unrealized appreciation (depreciation) on: Investment securities	519,646,669
Assets and liabilities in foreign currencies	(463,211)
Total change in net unrealized appreciation (depreciation)		519,183,458
Net gain (loss)		812,694,126
Net increase (decrease) in net assets resulting from operations		$ 900,386,291

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 87,692,165	$ 57,543,805
Net realized gain (loss)	293,510,668	(469,604,930)
Change in net unrealized appreciation (depreciation)	519,183,458	1,902,747,452
Net increase (decrease) in net assets resulting from operations	900,386,291	1,490,686,327
Distributions to shareholders from net investment income	(118,560,409)	(34,726,095)
Distributions to shareholders from net realized gain	(33,986,366)	-
Total distributions	(152,546,775)	(34,726,095)
Share transactions - net increase (decrease)	(275,675,234)	360,846,005
Redemption fees	1,583,234	1,335,831
Total increase (decrease) in net assets	473,747,516	1,818,142,068

Net Assets
Beginning of period	4,043,748,452	2,225,606,384
End of period (including undistributed net investment income of $12,014,368 and undistributed net investment income of $42,882,612, respectively)	$ 4,517,495,968	$ 4,043,748,452

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.81
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.48
Total Return B,C,D	5.14%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37% A
Expenses net of fee waivers, if any	1.37% A
Expenses net of all reductions	1.34% A
Net investment income (loss)	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,626
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

Financial Highlights - Class T

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.01
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.80
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.47
Total Return B,C,D	5.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63% A
Expenses net of fee waivers, if any	1.63% A
Expenses net of all reductions	1.60% A
Net investment income (loss)	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,820
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.77
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.44
Total Return B,C,D	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12% A
Expenses net of fee waivers, if any	2.12% A
Expenses net of all reductions	2.10% A
Net investment income (loss)	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,392
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

Financial Highlights - Class C

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) E	(.02)
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.77
Distributions from net investment income	(.80)
Redemption fees added to paid in capital E,K	-
Net asset value, end of period	$ 57.44
Total Return B,C,D	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.09% A
Expenses net of fee waivers, if any	2.09% A
Expenses net of all reductions	2.07% A
Net investment income (loss)	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,329
Portfolio turnover rate G	56% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J The portfolio turnover rate does not include the assets acquired in the merger.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 47.29	$ 28.69	$ 67.90	$ 41.13	$ 29.40
Income from Investment Operations
Net investment income (loss) B	1.07	.72	.83	.68	.82
Net realized and unrealized gain (loss)	11.00	18.32	(37.74)	27.43	11.68
Total from investment operations	12.07	19.04	(36.91)	28.11	12.50
Distributions from net investment income	(1.49)	(.46)	(.65)	(.61)	(.46)
Distributions from net realized gain	(.39)	-	(1.72)	(.77)	(.38)
Total distributions	(1.88)	(.46)	(2.37)	(1.38)	(.84)
Redemption fees added to paid in capital B	.02	.02	.07	.04	.07
Net asset value, end of period	$ 57.50	$ 47.29	$ 28.69	$ 67.90	$ 41.13
Total Return A	25.91%	67.88%	(56.20)%	70.35%	43.57%
Ratios to Average Net Assets C,E
Expenses before reductions	1.03%	1.07%	1.02%	1.00%	1.05%
Expenses net of fee waivers, if any	1.03%	1.07%	1.02%	1.00%	1.05%
Expenses net of all reductions	1.01%	1.05%	1.00%	.98%	1.02%
Net investment income (loss)	2.10%	2.04%	1.41%	1.33%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,283,462	$ 4,043,748	$ 2,225,606	$ 6,219,690	$ 3,122,473
Portfolio turnover rate D	56% F	52%	51%	52%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Period ended October 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 55.47
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	2.79
Total from investment operations	2.82
Distributions from net investment income	(.80)
Redemption fees added to paid in capital D,J	-
Net asset value, end of period	$ 57.49
Total Return B,C	5.15%
Ratios to Average Net Assets E,H
Expenses before reductions	1.08% A
Expenses net of fee waivers, if any	1.08% A
Expenses net of all reductions	1.06% A
Net investment income (loss)	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,868
Portfolio turnover rate F	56% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Latin America Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund launched shares of Class A, Class T, Class B, Class C, and Institutional Class and the existing class was designated Latin America on September 28, 2010. Each class has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,104,075,629
Gross unrealized depreciation	(24,006,376)
Net unrealized appreciation (depreciation)	$ 2,080,069,253

Tax Cost	$ 2,512,172,090

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,349,071
Capital loss carryforward	$ (425,993,249)
Net unrealized appreciation (depreciation)	$ 2,080,083,061

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 152,546,775	$ 34,726,095

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,260,960,609 and $2,764,008,467, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 22,839	$ -
Class T	.25%	.25%	14,535	-
Class B	.75%	.25%	16,306	11,638
Class C	.75%	.25%	38,155	2,577
			$ 91,835	$ 14,215

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,464
Class T	880
Class B	2,206
Class C	400
$ 9,950

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,211	.30*
Class T	8,883	.31*
Class B	4,861	.30*
Class C	10,426	.27*
Latin America	9,088,528.22
Institutional Class	2,704	.26*
	$ 9,142,613

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,632 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,527,535.44%		$ 6,510

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $586,004. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $14,799,857. The weighted average interest rate was .70%. The interest expense amounted to $2,027 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Latin America's operating expenses. During the period, this reimbursement reduced the class' expenses by $62,575.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $980,935 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $261.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010 A	2009
From net investment income
Class A	$ 1,442	$ -
Class T	1,442	-
Class B	1,442	-
Class C	1,442	-
Latin America	118,553,199	34,726,095
Institutional Class	1,442	-
Total	$ 118,560,409	$ 34,726,095
From net realized gain
Latin America	$ 33,986,366	$ -

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010 A	2009	2010 A	2009
Class A
Shares sold	41,687	-	$ 2,369,263	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	2,023,866		113,640,086
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(53,951)	-	(3,076,408)	-
Net increase (decrease)	2,011,628	-	$ 112,934,383	$ -
Class T
Shares sold	18,758	-	$ 1,058,068	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	637,585		35,800,407
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(15,626)	-	(885,588)	-
Net increase (decrease)	640,743	-	$ 35,974,329	$ -

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010 A	2009	2010 A	2009
Class B
Shares sold	3,456	-	$ 192,197	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	359,402		20,176,816
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(7,861)	-	(450,086)	-
Net increase (decrease)	355,023	-	$ 19,920,369	$ -
Class C
Shares sold	17,327	-	$ 976,205	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	840,828		47,204,057
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(16,791)	-	(947,712)	-
Net increase (decrease)	841,390	-	$ 47,233,992	$ -
Latin America
Shares sold	22,062,249	31,352,380	$ 1,142,552,819	$ 1,172,903,800
Reinvestment of distributions	2,770,809	1,344,639	147,652,381	33,594,867
Shares redeemed	(35,850,914)	(24,759,791)	(1,794,503,952)	(845,652,662)
Net increase (decrease)	(11,017,856)	7,937,228	$ (504,298,752)	$ 360,846,005
Institutional Class
Shares sold	3,784	-	$ 212,699	$ -
Issued in exchange of shares of Fidelity Advisor Latin America Fund	228,366		12,822,761
Reinvestment of distributions	26	-	1,442	-
Shares redeemed	(8,368)	-	(476,457)	-
Net increase (decrease)	223,808	-	$ 12,560,445	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Merger Information.

On October 1, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Latin America Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 6, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objectives and lower expenses. The acquisition was accomplished by an exchange of 2,023,866 Class A shares, 637,585 Class T shares, 359,402 Class B shares, 840,828 Class C shares, and 228,366 Institutional class shares of the Fund, respectively, for 2,219,330 Class A shares, 700,912 Class T shares, 400,205 Class B shares, 940,861 Class C shares, and 245,559 Institutional class shares then outstanding (valued at $51.20, $51.08, $50.42, $50.17 and $52.22 per share for Class A, Class T, Class B, Class C, and Institutional class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $229,225,487, unrealized appreciation of $95,358,358, and net other assets of $418,642, were combined with the Fund's net assets of $4,149,781,255 for total net assets after the acquisition of $4,379,425,384.

Pro forma results of operations of the combined entity for the entire year ended October 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 90,969,628
Total net realized gain (loss)	302,327,523
Total change in net unrealized appreciation (depreciation)	548,871,563
Net increase (decrease) in net assets resulting from operations	942,168,714

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since October 1, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1983

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present).
Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/2010	12/03/2010	$0.203	$0.200

Institutional Class designates 100% of the dividends distributed in September 2010 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	09/30/2010	$0.686	$0.0948

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns for the retail class and the cumulative total returns of a broad-based securities market index ("benchmark").

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

FALAI-UANN-1210
1.917407.100

Fidelity®
Emerging Europe,
Middle East, Africa (EMEA)
Fund

Annual Report

October 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Porfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	24.92%	-3.45%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The return-to-risk theme was evident within emerging markets during the 12 months ending October 31, 2010. The combination of strong economic growth and superior fiscal conditions bolstered the performance of emerging-markets stocks, as they finished the period well ahead of most foreign developed-country stock indexes. Several smaller country constituents provided a big boost to the index, while most of its biggest components, though strong, still lagged. The falling value of the U.S. dollar relative to most emerging-markets currencies also provided a meaningful contribution. Rising commodity prices supported returns in commodity-producing regions, such as Latin America, which also benefited from the announced integration of the Chile, Colombia and Peru stock exchanges, scheduled for November. For the 12 months ending October 31, 2010, the MSCI® Emerging Markets Index climbed 23.89%. Among emerging-markets countries, major index components South Korea, Taiwan, Brazil and China gained roughly 25%, 21%, 15% and 9%, respectively. India, also a large constituent, solidly beat the index, returning about 35%. Other strong-performing countries included Thailand (62%), Turkey (55%), Indonesia (52%), Malaysia (36%), Mexico (34%) and South Africa (33%).

Comments from Adam Kutas, Portfolio Manager of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Retail Class shares returned 24.92%, versus the 25.07% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. The fund's positioning in financials and materials detracted, as did a modest cash position within a strong market. Geographically, the fund lost ground due to unsuccessful stock selection in South Africa and by underweighting Turkey. Underweighting South African cable TV company Naspers and South African gold company AngloGold Ashanti hurt, along with untimely ownership of Harmony Gold Mining. Conversely, overweighting consumer staples and consumer discretionary helped, along with successful stock picks in telecommunication services. Favorable stock selection in Nigeria, Israel and Egypt boosted results. The fund's investments in Nigeria were out of index. South African retailers Clicks Group and Shoprite Holdings contributed, as did Russian gold and silver producer Polymetal.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50% **
Actual		$ 1,000.00	$ 1,115.70	$ 8.00 **
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63 **
Class T	1.75% **
Actual		$ 1,000.00	$ 1,114.40	$ 9.33 **
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89 **
Class B	2.25% **
Actual		$ 1,000.00	$ 1,112.10	$ 11.98 **
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 **
Class C	2.25% **
Actual		$ 1,000.00	$ 1,111.10	$ 11.97 **
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 **
Emerging Europe, Middle East, Africa (EMEA)	1.25% **
Actual		$ 1,000.00	$ 1,116.60	$ 6.67 **
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36 **
Institutional Class	1.25% **
Actual		$ 1,000.00	$ 1,118.00	$ 6.67 **
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36 **

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective January 1, 2011 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.62%
Actual		$ 8.64
HypotheticalA		$ 8.24
	Annualized Expense Ratio	Expenses Paid
Class T	1.89%
Actual		$ 10.07
HypotheticalA		$ 9.60
Class B	2.38%
Actual		$ 12.67
HypotheticalA		$ 12.08
Class C	2.37%
Actual		$ 12.61
HypotheticalA		$ 12.03
Emerging Europe, Middle East, Africa (EMEA)	1.36%
Actual		$ 7.25
HypotheticalA		$ 6.92
Institutional Class	1.27%
Actual		$ 6.78
HypotheticalA		$ 6.46

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
South Africa 44.7%
Russia 28.1%
Turkey 11.0%
United States of America* 4.5%
Poland 3.1%
Qatar 1.1%
Kenya 1.1%
Morocco 1.0%
Egypt 0.9%
Other 4.5%

* Includes short-term investments and net other assets.
As of April 30, 2010
South Africa 37.2%
Russia 31.6%
Israel 14.4%
Turkey 3.5%
Nigeria 2.8%
Poland 1.7%
Qatar 1.1%
Morocco 1.1%
Kenya 1.1%
Other* 5.5%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.1	98.9
Bonds	0.4	0.5
Short-Term Investments and Net Other Assets	4.5	0.6
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	6.5	7.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	4.8	3.7
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	4.7	3.2
Lukoil Oil Co. sponsored ADR (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	4.5	4.5
Standard Bank Group Ltd. (South Africa, Commercial Banks)	4.1	4.1
Turkiye Garanti Bankasi AS (Turkey, Commercial Banks)	3.4	1.8
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.2	2.7
Exxaro Resources Ltd. (South Africa, Metals & Mining)	3.0	2.2
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.8	2.7
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.8	2.8
	39.8
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.9	22.9
Energy	20.2	19.1
Materials	13.0	15.1
Telecommunication Services	9.4	10.1
Consumer Discretionary	9.2	6.4
Consumer Staples	8.9	6.1
Industrials	4.4	3.6
Health Care	2.7	11.7
Utilities	1.0	2.3
Information Technology	0.4	1.6

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 0.3%
Centamin Egypt Ltd.:
(Canada) (a)	50,000	$ 141,190
(United Kingdom) (a)	150,000	415,758
TOTAL AUSTRALIA		556,948
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd.	5,200	487,311
Canada - 0.9%
Bankers Petroleum Ltd. (a)	107,000	750,123
Equinox Minerals Ltd. (a)	33,900	184,142
TransGlobe Energy Corp. (a)	50,900	533,504
TOTAL CANADA		1,467,769
Egypt - 0.9%
Arab Polvara Spinning & Weaving Co. (a)	680,000	481,614
Commercial International Bank Ltd.	74,300	559,687
Egyptian Co. for Mobile Services (MobiNil)	14,932	444,902
TOTAL EGYPT		1,486,203
Kenya - 1.1%
British American Tobacco Kenya Ltd.	179,800	616,775
East African Breweries Ltd.	266,969	700,897
Safaricom Ltd.	7,100,000	426,440
TOTAL KENYA		1,744,112
Morocco - 1.0%
Maroc Telecom	90,100	1,705,027
Nigeria - 0.8%
Guaranty Trust Bank PLC GDR (Reg. S)	54,913	398,668
Nigerian Breweries PLC	662,403	334,188
United Bank for Africa PLC	3,986,048	237,894
Zenith Bank PLC	4,472,241	390,580
TOTAL NIGERIA		1,361,330
Poland - 3.1%
Bank Polska Kasa Opieki SA	39,900	2,607,697
Eurocash SA	157,300	1,445,777
Powszechna Kasa Oszczednosci Bank SA	69,900	1,103,471
TOTAL POLAND		5,156,945
Qatar - 1.1%
Qatar National Bank SAQ	41,725	1,887,444
Common Stocks - continued
	Shares	Value
Russia - 28.1%
Comstar United TeleSystems OJSC GDR (Reg. S) (a)	396,557	$ 2,569,689
DIXY Group OJSC (a)	62,300	811,671
Interregional Distribution Grid Companies Holding JSC (a)	2,893,400	501,324
Lukoil Oil Co. sponsored ADR (United Kingdom)	134,395	7,499,241
Magnit OJSC	14,200	1,654,353
Mobile TeleSystems OJSC (a)	123,100	997,863
Mobile TeleSystems OJSC sponsored ADR	15,000	324,750
Novolipetsk Steel Ojsc	36,600	1,252,818
Novorossiysk Commercial Sea Port JSC	2,781,700	339,806
OAO Gazprom (a)	1,963,700	10,759,302
OAO NOVATEK (a)	71,900	578,470
OAO NOVATEK GDR	40,200	3,845,130
OJSC MMC Norilsk Nickel (a)	7,200	1,303,694
OJSC Oil Co. Rosneft (a)	75,500	528,303
OJSC Oil Company Rosneft GDR (Reg. S)	294,200	2,050,574
Polymetal JSC (a)	20,500	328,149
Protek (a)	54,500	98,936
RusHydro JSC (a)	15,098,400	776,043
Sberbank (Savings Bank of the Russian Federation)	2,426,500	7,974,184
Sistema JSFC sponsored GDR	25,200	650,160
Surgutneftegaz JSC sponsored ADR	70,900	694,820
TGK-1 OAO (a)	562,635,400	390,469
Uralkali JSC (a)	100,000	494,824
VTB Bank JSC unit	47,100	311,802
TOTAL RUSSIA		46,736,375
South Africa - 44.7%
Africa Cellular Towers Ltd. (a)	5,335,800	190,427
African Rainbow Minerals Ltd.	70,500	1,798,567
AngloGold Ashanti Ltd.	72,400	3,395,565
Aspen Pharmacare Holdings Ltd.	237,500	3,170,035
Aveng Ltd.	157,700	990,543
Barloworld Ltd.	44,200	331,261
Bidvest Group Ltd.	72,200	1,540,153
Cashbuild Ltd.	80,500	1,085,967
Clicks Group Ltd.	649,060	4,234,380
DRDGOLD Ltd.	458,514	227,074
Exxaro Resources Ltd.	262,400	4,944,547
FirstRand Ltd.	1,780,100	5,237,345
Foschini Ltd.	105,600	1,281,814
Harmony Gold Mining Co. Ltd.	345,900	3,972,237
Illovo Sugar Ltd.	245,703	911,953
Common Stocks - continued
	Shares	Value
South Africa - continued
Impala Platinum Holdings Ltd.	53,300	$ 1,506,542
JSE Ltd.	35,000	394,715
Lewis Group Ltd.	61,500	627,726
Mr Price Group Ltd.	177,000	1,608,528
MTN Group Ltd	439,250	7,900,800
Naspers Ltd. Class N	58,600	3,076,959
Northam Platinum Ltd.	131,800	911,587
Paracon Holdings Ltd.	2,797,128	682,806
Pioneer Foods Ltd.	72,600	507,937
Raubex Group Ltd.	339,200	1,209,587
RMB Holdings Ltd.	194,100	1,001,388
Sanlam Ltd.	640,500	2,401,058
Sasol Ltd.	102,100	4,597,767
Shoprite Holdings Ltd.	332,100	4,694,405
Spur Corp. Ltd.	100,000	199,856
Standard Bank Group Ltd.	465,963	6,871,325
Tiger Brands Ltd.	38,700	1,037,628
Woolworths Holdings Ltd.	485,792	1,903,625
TOTAL SOUTH AFRICA		74,446,107
Turkey - 11.0%
Bim Birlesik Magazalar AS JSC	43,000	1,476,504
Boyner Buyuk Magazacilik AS (a)	286,000	665,997
Koc Holding AS	540,000	2,578,958
Sekerbank TAS	375,000	475,842
Trakya Cam Sanayii AS	211,120	447,469
Tupras-Turkiye Petrol Rafinerileri AS	57,000	1,530,015
Turk Telekomunikasyon AS	132,000	616,607
Turkiye Garanti Bankasi AS	922,000	5,656,836
Turkiye Halk Bankasi AS	241,000	2,436,380
Turkiye Is Bankasi AS Series C	558,000	2,509,308
TOTAL TURKEY		18,393,916
United Arab Emirates - 0.6%
First Gulf Bank PJSC	140,000	630,837
National Bank of Abu Dhabi PJSC (a)	100,000	325,356
TOTAL UNITED ARAB EMIRATES		956,193
United Kingdom - 0.9%
Aurelian Oil & Gas PLC (a)	237,246	231,863
Hikma Pharmaceuticals PLC	95,992	1,208,818
TOTAL UNITED KINGDOM		1,440,681
Common Stocks - continued
	Shares	Value
Zambia - 0.3%
Zambeef Products PLC (a)	629,909	$ 501,486
TOTAL COMMON STOCKS (Cost $133,056,464)		158,327,847
Government Obligations - 0.4%
Principal Amount
Ghana - 0.4%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	688,253
Money Market Funds - 6.7%
	Shares
Fidelity Cash Central Fund, 0.23% (b) (Cost $11,176,764)	11,176,764	11,176,764
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $144,905,556)		170,192,864
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(3,621,104)
NET ASSETS - 100%		$ 166,571,760
Currency Abbreviations
GHS	-	Ghana Cedi
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,948
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 74,446,107	$ 62,253,464	$ 12,192,643	$ -
Russia	46,736,375	46,736,375	-	-
Turkey	18,393,916	18,393,916	-	-
Poland	5,156,945	5,156,945	-	-
Qatar	1,887,444	1,887,444	-	-
Kenya	1,744,112	1,744,112	-	-
Morocco	1,705,027	1,705,027	-	-
Egypt	1,486,203	1,486,203	-	-
Canada	1,467,769	1,467,769	-	-
Other	5,303,949	4,816,638	487,311	-
Government Obligations	688,253	-	688,253	-
Money Market Funds	11,176,764	11,176,764	-	-
Total Investments in Securities:	$ 170,192,864	$ 156,824,657	$ 13,368,207	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $13,853,821 of which $9,997,975, $579,836 and $3,276,010 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $133,728,792)	$ 159,016,100
Fidelity Central Funds (cost $11,176,764)	11,176,764
Total Investments (cost $144,905,556)		$ 170,192,864
Cash		446,420
Foreign currency held at value (cost $43,853)		43,853
Receivable for investments sold		715,643
Receivable for fund shares sold		1,038,751
Dividends receivable		331,131
Interest receivable		12,515
Distributions receivable from Fidelity Central Funds		1,870
Receivable from investment adviser for expense reductions		8,629
Other receivables		29,697
Total assets		172,821,373

Liabilities
Payable for investments purchased	$ 5,868,963
Payable for fund shares redeemed	141,498
Accrued management fee	106,100
Distribution and service plan fees payable	8,041
Other affiliated payables	39,543
Other payables and accrued expenses	85,468
Total liabilities		6,249,613

Net Assets		$ 166,571,760
Net Assets consist of:
Paid in capital		$ 155,164,861
Undistributed net investment income		1,374,218
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,260,687)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,293,368
Net Assets		$ 166,571,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,044,764 ÷ 1,119,448 shares)	$ 8.97

Maximum offering price per share (100/94.25 of $8.97)	$ 9.52
Class T: Net Asset Value and redemption price per share ($3,114,301 ÷ 347,709 shares)	$ 8.96

Maximum offering price per share (100/96.50 of $8.96)	$ 9.28
Class B: Net Asset Value and offering price per share ($821,549 ÷ 92,047 shares)A	$ 8.93

Class C: Net Asset Value and offering price per share ($5,150,926 ÷ 578,544 shares)A	$ 8.90

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($140,269,534 ÷ 15,584,892 shares)	$ 9.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,170,686 ÷ 796,981 shares)	$ 9.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 3,210,853
Interest		62,448
Income from Fidelity Central Funds		5,948
Income before foreign taxes withheld		3,279,249
Less foreign taxes withheld		(232,147)
Total income		3,047,102

Expenses
Management fee	$ 1,059,214
Transfer agent fees	390,768
Distribution and service plan fees	70,509
Accounting fees and expenses	67,808
Custodian fees and expenses	228,559
Independent trustees' compensation	723
Registration fees	84,861
Audit	61,037
Legal	579
Miscellaneous	1,497
Total expenses before reductions	1,965,555
Expense reductions	(428,870)	1,536,685
Net investment income (loss)		1,510,417
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,970,479)
Foreign currency transactions	(243,247)
Total net realized gain (loss)		(3,213,726)
Change in net unrealized appreciation (depreciation) on: Investment securities	29,132,713
Assets and liabilities in foreign currencies	3,280
Total change in net unrealized appreciation (depreciation)		29,135,993
Net gain (loss)		25,922,267
Net increase (decrease) in net assets resulting from operations		$ 27,432,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,510,417	$ 737,293
Net realized gain (loss)	(3,213,726)	(1,386,047)
Change in net unrealized appreciation (depreciation)	29,135,993	27,532,507
Net increase (decrease) in net assets resulting from operations	27,432,684	26,883,753
Distributions to shareholders from net investment income	(816,015)	(273,102)
Distributions to shareholders from net realized gain	(391,419)	-
Total distributions	(1,207,434)	(273,102)
Share transactions - net increase (decrease)	22,045,599	53,100,517
Redemption fees	89,745	105,938
Total increase (decrease) in net assets	48,360,594	79,817,106

Net Assets
Beginning of period	118,211,166	38,394,060
End of period (including undistributed net investment income of $1,374,218 and undistributed net investment income of $679,815, respectively)	$ 166,571,760	$ 118,211,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.05	.04
Net realized and unrealized gain (loss)	1.70	2.48	(5.31)
Total from investment operations	1.77	2.53	(5.27)
Distributions from net investment income	(.04)	(.03)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.07) J	(.03)	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.97	$ 7.26	$ 4.75
Total Return B,C,D	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.38%	1.39%	1.23% A
Net investment income (loss)	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.04	.04
Net realized and unrealized gain (loss)	1.69	2.47	(5.31)
Total from investment operations	1.75	2.51	(5.27)
Distributions from net investment income	(.03)	(.02)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.05)	(.02)	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.96	$ 7.25	$ 4.75
Total Return B,C,D	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.62%	1.64%	1.49% A
Net investment income (loss)	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.01	.02
Net realized and unrealized gain (loss)	1.68	2.48	(5.31)
Total from investment operations	1.70	2.49	(5.29)
Distributions from net realized gain	(.01)	-	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.93	$ 7.23	$ 4.73
Total Return B,C,D	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.12%	2.14%	1.99% A
Net investment income (loss)	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 822	$ 782	$ 487
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.01	.02
Net realized and unrealized gain (loss)	1.67	2.48	(5.31)
Total from investment operations	1.69	2.49	(5.29)
Distributions from net investment income	(.01)	-	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.03)	-	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.90	$ 7.23	$ 4.73
Total Return B,C,D	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.13%	2.14%	1.99% A
Net investment income (loss)	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.07	.05
Net realized and unrealized gain (loss)	1.70	2.48	(5.31)
Total from investment operations	1.79	2.55	(5.26)
Distributions from net investment income	(.05)	(.04)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.08) I	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.02
Net asset value, end of period	$ 9.00	$ 7.28	$ 4.76
Total Return B,C	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.12%	1.14%	.98% A
Net investment income (loss)	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.06	.05
Net realized and unrealized gain (loss)	1.70	2.49	(5.31)
Total from investment operations	1.79	2.55	(5.26)
Distributions from net investment income	(.05)	(.04)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.08) I	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.02
Net asset value, end of period	$ 9.00	$ 7.28	$ 4.76
Total Return B,C	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.13%	1.14%	.98% A
Net investment income (loss)	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,285,561
Gross unrealized depreciation	(7,672,375)
Net unrealized appreciation (depreciation)	$ 23,613,186

Tax Cost	$ 146,579,678

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,641,475
Capital loss carryforward	$ (13,853,821)
Net unrealized appreciation (depreciation)	$ 23,619,246

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 1,207,434	$ 273,102

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $142,395,176 and $123,992,844, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 16,288	$ 304
Class T	.25%	.25%	10,772	-
Class B	.75%	.25%	8,030	6,508
Class C	.75%	.25%	35,419	16,934
			$ 70,509	$ 23,746

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,659
Class T	1,864
Class B*	1,097
Class C*	1,555
$ 17,175

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,569.30
Class T	6,660.31
Class B	2,517.31
Class C	10,953.31
Emerging Europe, Middle East, Africa (EMEA)	340,642.30
Institutional Class	10,427.20
	$ 390,768

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $277 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $503 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,027
Class T	1.75%	4,152
Class B	2.25%	1,723
Class C	2.25%	7,018
Emerging Europe, Middle East, Africa (EMEA)	1.25%	230,099
Institutional Class	1.25%	4,595
		$ 259,614

Effective January 1, 2011, the expense limitation will be changed to 1.65%, 1.90%, 2.40%, 2.40%, 1.40% and 1.40% for Class A, T, B, C, Emerging Europe, Middle East, Africa (EMEA) and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $169,256 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 26,924	$ 8,761
Class T	5,586	2,185
Class C	2,308	-
Emerging Europe, Middle East, Africa (EMEA)	748,050	241,410
Institutional Class	33,147	20,746
Total	$ 816,015	$ 273,102
From net realized gain
Class A	$ 15,761	$ -
Class T	5,156	-
Class B	1,284	-
Class C	9,232	-
Emerging Europe, Middle East, Africa (EMEA)	345,254	-
Institutional Class	14,732	-
Total	$ 391,419	$ -

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Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	750,400	571,278	$ 5,978,580	$ 3,669,041
Reinvestment of distributions	5,604	1,833	40,683	8,321
Shares redeemed	(299,775)	(197,844)	(2,302,163)	(1,251,307)
Net increase (decrease)	456,229	375,267	$ 3,717,100	$ 2,426,055
Class T
Shares sold	258,490	178,308	$ 2,070,251	$ 1,129,813
Reinvestment of distributions	1,476	481	10,717	2,182
Shares redeemed	(127,308)	(83,315)	(967,322)	(541,782)
Net increase (decrease)	132,658	95,474	$ 1,113,646	$ 590,213
Class B
Shares sold	50,154	55,038	$ 403,463	$ 326,654
Reinvestment of distributions	173	-	1,261	-
Shares redeemed	(66,507)	(49,759)	(516,486)	(303,402)
Net increase (decrease)	(16,180)	5,279	$ (111,762)	$ 23,252
Class C
Shares sold	353,916	342,231	$ 2,814,751	$ 2,213,144
Reinvestment of distributions	1,559	-	11,306	-
Shares redeemed	(147,366)	(128,292)	(1,102,603)	(825,454)
Net increase (decrease)	208,109	213,939	$ 1,723,454	$ 1,387,690
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	10,587,461	13,077,282	$ 85,331,520	$ 83,717,275
Reinvestment of distributions	144,800	50,835	1,051,250	230,791
Shares redeemed	(9,457,558)	(5,656,005)	(72,517,018)	(35,458,373)
Net increase (decrease)	1,274,703	7,472,112	$ 13,865,752	$ 48,489,693
Institutional Class
Shares sold	319,437	182,348	$ 2,551,378	$ 1,155,556
Reinvestment of distributions	825	1,053	5,986	4,781
Shares redeemed	(105,236)	(167,948)	(819,955)	(976,723)
Net increase (decrease)	215,026	15,453	$ 1,737,409	$ 183,614

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

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Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and special chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/13/10	12/10/10	$0.071	$0.015

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/14/2009	$0.035	$0.0077

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of Institutional Class (Class I) and Class C of the fund and the total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

EME-UANN-1210
1.861971.102

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
Emerging Europe,
Middle East, Africa (EMEA)
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	17.49%	-5.97%
Class T (incl. 3.50% sales charge)	20.08%	-5.29%
Class B (incl. contingent deferred sales charge) B	18.72%	-5.56%
Class C (incl. contingent deferred sales charge) C	22.61%	-4.43%

A From May 8, 2008.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The return-to-risk theme was evident within emerging markets during the 12 months ending October 31, 2010. The combination of strong economic growth and superior fiscal conditions bolstered the performance of emerging-markets stocks, as they finished the period well ahead of most foreign developed-country stock indexes. Several smaller country constituents provided a big boost to the index, while most of its biggest components, though strong, still lagged. The falling value of the U.S. dollar relative to most emerging-markets currencies also provided a meaningful contribution. Rising commodity prices supported returns in commodity-producing regions, such as Latin America, which also benefited from the announced integration of the Chile, Colombia and Peru stock exchanges, scheduled for November. For the 12 months ending October 31, 2010, the MSCI® Emerging Markets Index climbed 23.89%. Among emerging-markets countries, major index components South Korea, Taiwan, Brazil and China gained roughly 25%, 21%, 15% and 9%, respectively. India, also a large constituent, solidly beat the index, returning about 35%. Other strong-performing countries included Thailand (62%), Turkey (55%), Indonesia (52%), Malaysia (36%), Mexico (34%) and South Africa (33%).

Comments from Adam Kutas, Portfolio Manager of Fidelity AdvisorSM Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 24.66%, 24.44%, 23.72% and 23.61%, respectively (excluding sales charges), versus the 25.07% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. The fund's positioning in financials and materials detracted, as did a modest cash position within a strong market. Geographically, the fund lost ground due to unsuccessful stock selection in South Africa and by underweighting Turkey. Underweighting South African cable TV company Naspers and South African gold company AngloGold Ashanti hurt, along with untimely ownership of Harmony Gold Mining. Conversely, overweighting consumer staples and consumer discretionary helped, along with successful stock picks in telecommunication services. Favorable stock selection in Nigeria, Israel and Egypt boosted results. The fund's investments in Nigeria were out of index. South African retailers Clicks Group and Shoprite Holdings contributed, as did Russian gold and silver producer Polymetal.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50% **
Actual		$ 1,000.00	$ 1,115.70	$ 8.00 **
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63 **
Class T	1.75% **
Actual		$ 1,000.00	$ 1,114.40	$ 9.33 **
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89 **
Class B	2.25% **
Actual		$ 1,000.00	$ 1,112.10	$ 11.98 **
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 **
Class C	2.25% **
Actual		$ 1,000.00	$ 1,111.10	$ 11.97 **
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 **
Emerging Europe, Middle East, Africa (EMEA)	1.25% **
Actual		$ 1,000.00	$ 1,116.60	$ 6.67 **
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36 **
Institutional Class	1.25% **
Actual		$ 1,000.00	$ 1,118.00	$ 6.67 **
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36 **

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective January 1, 2011 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.62%
Actual		$ 8.64
HypotheticalA		$ 8.24
	Annualized Expense Ratio	Expenses Paid
Class T	1.89%
Actual		$ 10.07
HypotheticalA		$ 9.60
Class B	2.38%
Actual		$ 12.67
HypotheticalA		$ 12.08
Class C	2.37%
Actual		$ 12.61
HypotheticalA		$ 12.03
Emerging Europe, Middle East, Africa (EMEA)	1.36%
Actual		$ 7.25
HypotheticalA		$ 6.92
Institutional Class	1.27%
Actual		$ 6.78
HypotheticalA		$ 6.46

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
South Africa 44.7%
Russia 28.1%
Turkey 11.0%
United States of America* 4.5%
Poland 3.1%
Qatar 1.1%
Kenya 1.1%
Morocco 1.0%
Egypt 0.9%
Other 4.5%

* Includes short-term investments and net other assets.
As of April 30, 2010
South Africa 37.2%
Russia 31.6%
Israel 14.4%
Turkey 3.5%
Nigeria 2.8%
Poland 1.7%
Qatar 1.1%
Morocco 1.1%
Kenya 1.1%
Other* 5.5%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.1	98.9
Bonds	0.4	0.5
Short-Term Investments and Net Other Assets	4.5	0.6
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	6.5	7.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	4.8	3.7
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	4.7	3.2
Lukoil Oil Co. sponsored ADR (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	4.5	4.5
Standard Bank Group Ltd. (South Africa, Commercial Banks)	4.1	4.1
Turkiye Garanti Bankasi AS (Turkey, Commercial Banks)	3.4	1.8
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.2	2.7
Exxaro Resources Ltd. (South Africa, Metals & Mining)	3.0	2.2
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.8	2.7
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.8	2.8
	39.8
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.9	22.9
Energy	20.2	19.1
Materials	13.0	15.1
Telecommunication Services	9.4	10.1
Consumer Discretionary	9.2	6.4
Consumer Staples	8.9	6.1
Industrials	4.4	3.6
Health Care	2.7	11.7
Utilities	1.0	2.3
Information Technology	0.4	1.6

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 0.3%
Centamin Egypt Ltd.:
(Canada) (a)	50,000	$ 141,190
(United Kingdom) (a)	150,000	415,758
TOTAL AUSTRALIA		556,948
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd.	5,200	487,311
Canada - 0.9%
Bankers Petroleum Ltd. (a)	107,000	750,123
Equinox Minerals Ltd. (a)	33,900	184,142
TransGlobe Energy Corp. (a)	50,900	533,504
TOTAL CANADA		1,467,769
Egypt - 0.9%
Arab Polvara Spinning & Weaving Co. (a)	680,000	481,614
Commercial International Bank Ltd.	74,300	559,687
Egyptian Co. for Mobile Services (MobiNil)	14,932	444,902
TOTAL EGYPT		1,486,203
Kenya - 1.1%
British American Tobacco Kenya Ltd.	179,800	616,775
East African Breweries Ltd.	266,969	700,897
Safaricom Ltd.	7,100,000	426,440
TOTAL KENYA		1,744,112
Morocco - 1.0%
Maroc Telecom	90,100	1,705,027
Nigeria - 0.8%
Guaranty Trust Bank PLC GDR (Reg. S)	54,913	398,668
Nigerian Breweries PLC	662,403	334,188
United Bank for Africa PLC	3,986,048	237,894
Zenith Bank PLC	4,472,241	390,580
TOTAL NIGERIA		1,361,330
Poland - 3.1%
Bank Polska Kasa Opieki SA	39,900	2,607,697
Eurocash SA	157,300	1,445,777
Powszechna Kasa Oszczednosci Bank SA	69,900	1,103,471
TOTAL POLAND		5,156,945
Qatar - 1.1%
Qatar National Bank SAQ	41,725	1,887,444
Common Stocks - continued
	Shares	Value
Russia - 28.1%
Comstar United TeleSystems OJSC GDR (Reg. S) (a)	396,557	$ 2,569,689
DIXY Group OJSC (a)	62,300	811,671
Interregional Distribution Grid Companies Holding JSC (a)	2,893,400	501,324
Lukoil Oil Co. sponsored ADR (United Kingdom)	134,395	7,499,241
Magnit OJSC	14,200	1,654,353
Mobile TeleSystems OJSC (a)	123,100	997,863
Mobile TeleSystems OJSC sponsored ADR	15,000	324,750
Novolipetsk Steel Ojsc	36,600	1,252,818
Novorossiysk Commercial Sea Port JSC	2,781,700	339,806
OAO Gazprom (a)	1,963,700	10,759,302
OAO NOVATEK (a)	71,900	578,470
OAO NOVATEK GDR	40,200	3,845,130
OJSC MMC Norilsk Nickel (a)	7,200	1,303,694
OJSC Oil Co. Rosneft (a)	75,500	528,303
OJSC Oil Company Rosneft GDR (Reg. S)	294,200	2,050,574
Polymetal JSC (a)	20,500	328,149
Protek (a)	54,500	98,936
RusHydro JSC (a)	15,098,400	776,043
Sberbank (Savings Bank of the Russian Federation)	2,426,500	7,974,184
Sistema JSFC sponsored GDR	25,200	650,160
Surgutneftegaz JSC sponsored ADR	70,900	694,820
TGK-1 OAO (a)	562,635,400	390,469
Uralkali JSC (a)	100,000	494,824
VTB Bank JSC unit	47,100	311,802
TOTAL RUSSIA		46,736,375
South Africa - 44.7%
Africa Cellular Towers Ltd. (a)	5,335,800	190,427
African Rainbow Minerals Ltd.	70,500	1,798,567
AngloGold Ashanti Ltd.	72,400	3,395,565
Aspen Pharmacare Holdings Ltd.	237,500	3,170,035
Aveng Ltd.	157,700	990,543
Barloworld Ltd.	44,200	331,261
Bidvest Group Ltd.	72,200	1,540,153
Cashbuild Ltd.	80,500	1,085,967
Clicks Group Ltd.	649,060	4,234,380
DRDGOLD Ltd.	458,514	227,074
Exxaro Resources Ltd.	262,400	4,944,547
FirstRand Ltd.	1,780,100	5,237,345
Foschini Ltd.	105,600	1,281,814
Harmony Gold Mining Co. Ltd.	345,900	3,972,237
Illovo Sugar Ltd.	245,703	911,953
Common Stocks - continued
	Shares	Value
South Africa - continued
Impala Platinum Holdings Ltd.	53,300	$ 1,506,542
JSE Ltd.	35,000	394,715
Lewis Group Ltd.	61,500	627,726
Mr Price Group Ltd.	177,000	1,608,528
MTN Group Ltd	439,250	7,900,800
Naspers Ltd. Class N	58,600	3,076,959
Northam Platinum Ltd.	131,800	911,587
Paracon Holdings Ltd.	2,797,128	682,806
Pioneer Foods Ltd.	72,600	507,937
Raubex Group Ltd.	339,200	1,209,587
RMB Holdings Ltd.	194,100	1,001,388
Sanlam Ltd.	640,500	2,401,058
Sasol Ltd.	102,100	4,597,767
Shoprite Holdings Ltd.	332,100	4,694,405
Spur Corp. Ltd.	100,000	199,856
Standard Bank Group Ltd.	465,963	6,871,325
Tiger Brands Ltd.	38,700	1,037,628
Woolworths Holdings Ltd.	485,792	1,903,625
TOTAL SOUTH AFRICA		74,446,107
Turkey - 11.0%
Bim Birlesik Magazalar AS JSC	43,000	1,476,504
Boyner Buyuk Magazacilik AS (a)	286,000	665,997
Koc Holding AS	540,000	2,578,958
Sekerbank TAS	375,000	475,842
Trakya Cam Sanayii AS	211,120	447,469
Tupras-Turkiye Petrol Rafinerileri AS	57,000	1,530,015
Turk Telekomunikasyon AS	132,000	616,607
Turkiye Garanti Bankasi AS	922,000	5,656,836
Turkiye Halk Bankasi AS	241,000	2,436,380
Turkiye Is Bankasi AS Series C	558,000	2,509,308
TOTAL TURKEY		18,393,916
United Arab Emirates - 0.6%
First Gulf Bank PJSC	140,000	630,837
National Bank of Abu Dhabi PJSC (a)	100,000	325,356
TOTAL UNITED ARAB EMIRATES		956,193
United Kingdom - 0.9%
Aurelian Oil & Gas PLC (a)	237,246	231,863
Hikma Pharmaceuticals PLC	95,992	1,208,818
TOTAL UNITED KINGDOM		1,440,681
Common Stocks - continued
	Shares	Value
Zambia - 0.3%
Zambeef Products PLC (a)	629,909	$ 501,486
TOTAL COMMON STOCKS (Cost $133,056,464)		158,327,847
Government Obligations - 0.4%
Principal Amount
Ghana - 0.4%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	688,253
Money Market Funds - 6.7%
	Shares
Fidelity Cash Central Fund, 0.23% (b) (Cost $11,176,764)	11,176,764	11,176,764
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $144,905,556)		170,192,864
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(3,621,104)
NET ASSETS - 100%		$ 166,571,760
Currency Abbreviations
GHS	-	Ghana Cedi
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,948
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 74,446,107	$ 62,253,464	$ 12,192,643	$ -
Russia	46,736,375	46,736,375	-	-
Turkey	18,393,916	18,393,916	-	-
Poland	5,156,945	5,156,945	-	-
Qatar	1,887,444	1,887,444	-	-
Kenya	1,744,112	1,744,112	-	-
Morocco	1,705,027	1,705,027	-	-
Egypt	1,486,203	1,486,203	-	-
Canada	1,467,769	1,467,769	-	-
Other	5,303,949	4,816,638	487,311	-
Government Obligations	688,253	-	688,253	-
Money Market Funds	11,176,764	11,176,764	-	-
Total Investments in Securities:	$ 170,192,864	$ 156,824,657	$ 13,368,207	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $13,853,821 of which $9,997,975, $579,836 and $3,276,010 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $133,728,792)	$ 159,016,100
Fidelity Central Funds (cost $11,176,764)	11,176,764
Total Investments (cost $144,905,556)		$ 170,192,864
Cash		446,420
Foreign currency held at value (cost $43,853)		43,853
Receivable for investments sold		715,643
Receivable for fund shares sold		1,038,751
Dividends receivable		331,131
Interest receivable		12,515
Distributions receivable from Fidelity Central Funds		1,870
Receivable from investment adviser for expense reductions		8,629
Other receivables		29,697
Total assets		172,821,373

Liabilities
Payable for investments purchased	$ 5,868,963
Payable for fund shares redeemed	141,498
Accrued management fee	106,100
Distribution and service plan fees payable	8,041
Other affiliated payables	39,543
Other payables and accrued expenses	85,468
Total liabilities		6,249,613

Net Assets		$ 166,571,760
Net Assets consist of:
Paid in capital		$ 155,164,861
Undistributed net investment income		1,374,218
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,260,687)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,293,368
Net Assets		$ 166,571,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,044,764 ÷ 1,119,448 shares)	$ 8.97

Maximum offering price per share (100/94.25 of $8.97)	$ 9.52
Class T: Net Asset Value and redemption price per share ($3,114,301 ÷ 347,709 shares)	$ 8.96

Maximum offering price per share (100/96.50 of $8.96)	$ 9.28
Class B: Net Asset Value and offering price per share ($821,549 ÷ 92,047 shares)A	$ 8.93

Class C: Net Asset Value and offering price per share ($5,150,926 ÷ 578,544 shares)A	$ 8.90

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($140,269,534 ÷ 15,584,892 shares)	$ 9.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,170,686 ÷ 796,981 shares)	$ 9.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 3,210,853
Interest		62,448
Income from Fidelity Central Funds		5,948
Income before foreign taxes withheld		3,279,249
Less foreign taxes withheld		(232,147)
Total income		3,047,102

Expenses
Management fee	$ 1,059,214
Transfer agent fees	390,768
Distribution and service plan fees	70,509
Accounting fees and expenses	67,808
Custodian fees and expenses	228,559
Independent trustees' compensation	723
Registration fees	84,861
Audit	61,037
Legal	579
Miscellaneous	1,497
Total expenses before reductions	1,965,555
Expense reductions	(428,870)	1,536,685
Net investment income (loss)		1,510,417
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,970,479)
Foreign currency transactions	(243,247)
Total net realized gain (loss)		(3,213,726)
Change in net unrealized appreciation (depreciation) on: Investment securities	29,132,713
Assets and liabilities in foreign currencies	3,280
Total change in net unrealized appreciation (depreciation)		29,135,993
Net gain (loss)		25,922,267
Net increase (decrease) in net assets resulting from operations		$ 27,432,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,510,417	$ 737,293
Net realized gain (loss)	(3,213,726)	(1,386,047)
Change in net unrealized appreciation (depreciation)	29,135,993	27,532,507
Net increase (decrease) in net assets resulting from operations	27,432,684	26,883,753
Distributions to shareholders from net investment income	(816,015)	(273,102)
Distributions to shareholders from net realized gain	(391,419)	-
Total distributions	(1,207,434)	(273,102)
Share transactions - net increase (decrease)	22,045,599	53,100,517
Redemption fees	89,745	105,938
Total increase (decrease) in net assets	48,360,594	79,817,106

Net Assets
Beginning of period	118,211,166	38,394,060
End of period (including undistributed net investment income of $1,374,218 and undistributed net investment income of $679,815, respectively)	$ 166,571,760	$ 118,211,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.05	.04
Net realized and unrealized gain (loss)	1.70	2.48	(5.31)
Total from investment operations	1.77	2.53	(5.27)
Distributions from net investment income	(.04)	(.03)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.07) J	(.03)	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.97	$ 7.26	$ 4.75
Total Return B,C,D	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.38%	1.39%	1.23% A
Net investment income (loss)	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.04	.04
Net realized and unrealized gain (loss)	1.69	2.47	(5.31)
Total from investment operations	1.75	2.51	(5.27)
Distributions from net investment income	(.03)	(.02)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.05)	(.02)	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.96	$ 7.25	$ 4.75
Total Return B,C,D	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.62%	1.64%	1.49% A
Net investment income (loss)	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.01	.02
Net realized and unrealized gain (loss)	1.68	2.48	(5.31)
Total from investment operations	1.70	2.49	(5.29)
Distributions from net realized gain	(.01)	-	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.93	$ 7.23	$ 4.73
Total Return B,C,D	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.12%	2.14%	1.99% A
Net investment income (loss)	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 822	$ 782	$ 487
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.01	.02
Net realized and unrealized gain (loss)	1.67	2.48	(5.31)
Total from investment operations	1.69	2.49	(5.29)
Distributions from net investment income	(.01)	-	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.03)	-	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.90	$ 7.23	$ 4.73
Total Return B,C,D	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.13%	2.14%	1.99% A
Net investment income (loss)	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.07	.05
Net realized and unrealized gain (loss)	1.70	2.48	(5.31)
Total from investment operations	1.79	2.55	(5.26)
Distributions from net investment income	(.05)	(.04)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.08) I	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.02
Net asset value, end of period	$ 9.00	$ 7.28	$ 4.76
Total Return B,C	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.12%	1.14%	.98% A
Net investment income (loss)	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.06	.05
Net realized and unrealized gain (loss)	1.70	2.49	(5.31)
Total from investment operations	1.79	2.55	(5.26)
Distributions from net investment income	(.05)	(.04)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.08) I	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.02
Net asset value, end of period	$ 9.00	$ 7.28	$ 4.76
Total Return B,C	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.13%	1.14%	.98% A
Net investment income (loss)	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,285,561
Gross unrealized depreciation	(7,672,375)
Net unrealized appreciation (depreciation)	$ 23,613,186

Tax Cost	$ 146,579,678

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,641,475
Capital loss carryforward	$ (13,853,821)
Net unrealized appreciation (depreciation)	$ 23,619,246

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 1,207,434	$ 273,102

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $142,395,176 and $123,992,844, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 16,288	$ 304
Class T	.25%	.25%	10,772	-
Class B	.75%	.25%	8,030	6,508
Class C	.75%	.25%	35,419	16,934
			$ 70,509	$ 23,746

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,659
Class T	1,864
Class B*	1,097
Class C*	1,555
$ 17,175

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,569.30
Class T	6,660.31
Class B	2,517.31
Class C	10,953.31
Emerging Europe, Middle East, Africa (EMEA)	340,642.30
Institutional Class	10,427.20
	$ 390,768

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $277 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $503 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,027
Class T	1.75%	4,152
Class B	2.25%	1,723
Class C	2.25%	7,018
Emerging Europe, Middle East, Africa (EMEA)	1.25%	230,099
Institutional Class	1.25%	4,595
		$ 259,614

Effective January 1, 2011, the expense limitation will be changed to 1.65%, 1.90%, 2.40%, 2.40%, 1.40% and 1.40% for Class A, T, B, C, Emerging Europe, Middle East, Africa (EMEA) and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $169,256 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 26,924	$ 8,761
Class T	5,586	2,185
Class C	2,308	-
Emerging Europe, Middle East, Africa (EMEA)	748,050	241,410
Institutional Class	33,147	20,746
Total	$ 816,015	$ 273,102
From net realized gain
Class A	$ 15,761	$ -
Class T	5,156	-
Class B	1,284	-
Class C	9,232	-
Emerging Europe, Middle East, Africa (EMEA)	345,254	-
Institutional Class	14,732	-
Total	$ 391,419	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	750,400	571,278	$ 5,978,580	$ 3,669,041
Reinvestment of distributions	5,604	1,833	40,683	8,321
Shares redeemed	(299,775)	(197,844)	(2,302,163)	(1,251,307)
Net increase (decrease)	456,229	375,267	$ 3,717,100	$ 2,426,055
Class T
Shares sold	258,490	178,308	$ 2,070,251	$ 1,129,813
Reinvestment of distributions	1,476	481	10,717	2,182
Shares redeemed	(127,308)	(83,315)	(967,322)	(541,782)
Net increase (decrease)	132,658	95,474	$ 1,113,646	$ 590,213
Class B
Shares sold	50,154	55,038	$ 403,463	$ 326,654
Reinvestment of distributions	173	-	1,261	-
Shares redeemed	(66,507)	(49,759)	(516,486)	(303,402)
Net increase (decrease)	(16,180)	5,279	$ (111,762)	$ 23,252
Class C
Shares sold	353,916	342,231	$ 2,814,751	$ 2,213,144
Reinvestment of distributions	1,559	-	11,306	-
Shares redeemed	(147,366)	(128,292)	(1,102,603)	(825,454)
Net increase (decrease)	208,109	213,939	$ 1,723,454	$ 1,387,690
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	10,587,461	13,077,282	$ 85,331,520	$ 83,717,275
Reinvestment of distributions	144,800	50,835	1,051,250	230,791
Shares redeemed	(9,457,558)	(5,656,005)	(72,517,018)	(35,458,373)
Net increase (decrease)	1,274,703	7,472,112	$ 13,865,752	$ 48,489,693
Institutional Class
Shares sold	319,437	182,348	$ 2,551,378	$ 1,155,556
Reinvestment of distributions	825	1,053	5,986	4,781
Shares redeemed	(105,236)	(167,948)	(819,955)	(976,723)
Net increase (decrease)	215,026	15,453	$ 1,737,409	$ 183,614

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and special chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/10	12/10/10	$0.059	$0.015
Class T	12/13/10	12/10/10	$0.046	$0.015
Class B	12/13/10	12/10/10	$0.000	$0.010
Class C	12/13/10	12/10/10	$0.025	$0.015

Class A, T, B and C designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/14/2009	$0.030	$0.0077
Class T	12/14/2009	$0.024	$0.0077
Class B	12/14/2009	$0.008	$0.0077
Class C	12/14/2009	$0.016	$0.0077

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of Institutional Class (Class I) and Class C of the fund and the total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEME-UANN-1210
1.861988.102

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
Emerging Europe,
Middle East, Africa (EMEA)
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Institutional Class	24.95%	-3.44%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Emerging Europe, Middle East, Africa (EMEA) Fund - Institutional Class on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The return-to-risk theme was evident within emerging markets during the 12 months ending October 31, 2010. The combination of strong economic growth and superior fiscal conditions bolstered the performance of emerging-markets stocks, as they finished the period well ahead of most foreign developed-country stock indexes. Several smaller country constituents provided a big boost to the index, while most of its biggest components, though strong, still lagged. The falling value of the U.S. dollar relative to most emerging-markets currencies also provided a meaningful contribution. Rising commodity prices supported returns in commodity-producing regions, such as Latin America, which also benefited from the announced integration of the Chile, Colombia and Peru stock exchanges, scheduled for November. For the 12 months ending October 31, 2010, the MSCI® Emerging Markets Index climbed 23.89%. Among emerging-markets countries, major index components South Korea, Taiwan, Brazil and China gained roughly 25%, 21%, 15% and 9%, respectively. India, also a large constituent, solidly beat the index, returning about 35%. Other strong-performing countries included Thailand (62%), Turkey (55%), Indonesia (52%), Malaysia (36%), Mexico (34%) and South Africa (33%).

Comments from Adam Kutas, Portfolio Manager of Fidelity AdvisorSM Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Institutional Class shares returned 24.95%, versus the 25.07% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. The fund's positioning in financials and materials detracted, as did a modest cash position within a strong market. Geographically, the fund lost ground due to unsuccessful stock selection in South Africa and by underweighting Turkey. Underweighting South African cable TV company Naspers and South African gold company AngloGold Ashanti hurt, along with untimely ownership of Harmony Gold Mining. Conversely, overweighting consumer staples and consumer discretionary helped, along with stock picks in telecommunication services. Favorable stock selection in Nigeria, Israel and Egypt boosted results. The fund's investments in Nigeria were out of index. South African retailers Clicks Group and Shoprite Holdings contributed, as did Russian gold and silver producer Polymetal.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2010, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50% **
Actual		$ 1,000.00	$ 1,115.70	$ 8.00 **
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63 **
Class T	1.75% **
Actual		$ 1,000.00	$ 1,114.40	$ 9.33 **
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89 **
Class B	2.25% **
Actual		$ 1,000.00	$ 1,112.10	$ 11.98 **
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 **
Class C	2.25% **
Actual		$ 1,000.00	$ 1,111.10	$ 11.97 **
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42 **
Emerging Europe, Middle East, Africa (EMEA)	1.25% **
Actual		$ 1,000.00	$ 1,116.60	$ 6.67 **
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36 **
Institutional Class	1.25% **
Actual		$ 1,000.00	$ 1,118.00	$ 6.67 **
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36 **

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** If changes to voluntary expense limitations, effective January 1, 2011 had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.62%
Actual		$ 8.64
HypotheticalA		$ 8.24
	Annualized Expense Ratio	Expenses Paid
Class T	1.89%
Actual		$ 10.07
HypotheticalA		$ 9.60
Class B	2.38%
Actual		$ 12.67
HypotheticalA		$ 12.08
Class C	2.37%
Actual		$ 12.61
HypotheticalA		$ 12.03
Emerging Europe, Middle East, Africa (EMEA)	1.36%
Actual		$ 7.25
HypotheticalA		$ 6.92
Institutional Class	1.27%
Actual		$ 6.78
HypotheticalA		$ 6.46

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
South Africa 44.7%
Russia 28.1%
Turkey 11.0%
United States of America* 4.5%
Poland 3.1%
Qatar 1.1%
Kenya 1.1%
Morocco 1.0%
Egypt 0.9%
Other 4.5%

* Includes short-term investments and net other assets.
As of April 30, 2010
South Africa 37.2%
Russia 31.6%
Israel 14.4%
Turkey 3.5%
Nigeria 2.8%
Poland 1.7%
Qatar 1.1%
Morocco 1.1%
Kenya 1.1%
Other* 5.5%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.1	98.9
Bonds	0.4	0.5
Short-Term Investments and Net Other Assets	4.5	0.6
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	6.5	7.3
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	4.8	3.7
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	4.7	3.2
Lukoil Oil Co. sponsored ADR (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	4.5	4.5
Standard Bank Group Ltd. (South Africa, Commercial Banks)	4.1	4.1
Turkiye Garanti Bankasi AS (Turkey, Commercial Banks)	3.4	1.8
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.2	2.7
Exxaro Resources Ltd. (South Africa, Metals & Mining)	3.0	2.2
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.8	2.7
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.8	2.8
	39.8
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.9	22.9
Energy	20.2	19.1
Materials	13.0	15.1
Telecommunication Services	9.4	10.1
Consumer Discretionary	9.2	6.4
Consumer Staples	8.9	6.1
Industrials	4.4	3.6
Health Care	2.7	11.7
Utilities	1.0	2.3
Information Technology	0.4	1.6

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 0.3%
Centamin Egypt Ltd.:
(Canada) (a)	50,000	$ 141,190
(United Kingdom) (a)	150,000	415,758
TOTAL AUSTRALIA		556,948
Bailiwick of Jersey - 0.3%
Randgold Resources Ltd.	5,200	487,311
Canada - 0.9%
Bankers Petroleum Ltd. (a)	107,000	750,123
Equinox Minerals Ltd. (a)	33,900	184,142
TransGlobe Energy Corp. (a)	50,900	533,504
TOTAL CANADA		1,467,769
Egypt - 0.9%
Arab Polvara Spinning & Weaving Co. (a)	680,000	481,614
Commercial International Bank Ltd.	74,300	559,687
Egyptian Co. for Mobile Services (MobiNil)	14,932	444,902
TOTAL EGYPT		1,486,203
Kenya - 1.1%
British American Tobacco Kenya Ltd.	179,800	616,775
East African Breweries Ltd.	266,969	700,897
Safaricom Ltd.	7,100,000	426,440
TOTAL KENYA		1,744,112
Morocco - 1.0%
Maroc Telecom	90,100	1,705,027
Nigeria - 0.8%
Guaranty Trust Bank PLC GDR (Reg. S)	54,913	398,668
Nigerian Breweries PLC	662,403	334,188
United Bank for Africa PLC	3,986,048	237,894
Zenith Bank PLC	4,472,241	390,580
TOTAL NIGERIA		1,361,330
Poland - 3.1%
Bank Polska Kasa Opieki SA	39,900	2,607,697
Eurocash SA	157,300	1,445,777
Powszechna Kasa Oszczednosci Bank SA	69,900	1,103,471
TOTAL POLAND		5,156,945
Qatar - 1.1%
Qatar National Bank SAQ	41,725	1,887,444
Common Stocks - continued
	Shares	Value
Russia - 28.1%
Comstar United TeleSystems OJSC GDR (Reg. S) (a)	396,557	$ 2,569,689
DIXY Group OJSC (a)	62,300	811,671
Interregional Distribution Grid Companies Holding JSC (a)	2,893,400	501,324
Lukoil Oil Co. sponsored ADR (United Kingdom)	134,395	7,499,241
Magnit OJSC	14,200	1,654,353
Mobile TeleSystems OJSC (a)	123,100	997,863
Mobile TeleSystems OJSC sponsored ADR	15,000	324,750
Novolipetsk Steel Ojsc	36,600	1,252,818
Novorossiysk Commercial Sea Port JSC	2,781,700	339,806
OAO Gazprom (a)	1,963,700	10,759,302
OAO NOVATEK (a)	71,900	578,470
OAO NOVATEK GDR	40,200	3,845,130
OJSC MMC Norilsk Nickel (a)	7,200	1,303,694
OJSC Oil Co. Rosneft (a)	75,500	528,303
OJSC Oil Company Rosneft GDR (Reg. S)	294,200	2,050,574
Polymetal JSC (a)	20,500	328,149
Protek (a)	54,500	98,936
RusHydro JSC (a)	15,098,400	776,043
Sberbank (Savings Bank of the Russian Federation)	2,426,500	7,974,184
Sistema JSFC sponsored GDR	25,200	650,160
Surgutneftegaz JSC sponsored ADR	70,900	694,820
TGK-1 OAO (a)	562,635,400	390,469
Uralkali JSC (a)	100,000	494,824
VTB Bank JSC unit	47,100	311,802
TOTAL RUSSIA		46,736,375
South Africa - 44.7%
Africa Cellular Towers Ltd. (a)	5,335,800	190,427
African Rainbow Minerals Ltd.	70,500	1,798,567
AngloGold Ashanti Ltd.	72,400	3,395,565
Aspen Pharmacare Holdings Ltd.	237,500	3,170,035
Aveng Ltd.	157,700	990,543
Barloworld Ltd.	44,200	331,261
Bidvest Group Ltd.	72,200	1,540,153
Cashbuild Ltd.	80,500	1,085,967
Clicks Group Ltd.	649,060	4,234,380
DRDGOLD Ltd.	458,514	227,074
Exxaro Resources Ltd.	262,400	4,944,547
FirstRand Ltd.	1,780,100	5,237,345
Foschini Ltd.	105,600	1,281,814
Harmony Gold Mining Co. Ltd.	345,900	3,972,237
Illovo Sugar Ltd.	245,703	911,953
Common Stocks - continued
	Shares	Value
South Africa - continued
Impala Platinum Holdings Ltd.	53,300	$ 1,506,542
JSE Ltd.	35,000	394,715
Lewis Group Ltd.	61,500	627,726
Mr Price Group Ltd.	177,000	1,608,528
MTN Group Ltd	439,250	7,900,800
Naspers Ltd. Class N	58,600	3,076,959
Northam Platinum Ltd.	131,800	911,587
Paracon Holdings Ltd.	2,797,128	682,806
Pioneer Foods Ltd.	72,600	507,937
Raubex Group Ltd.	339,200	1,209,587
RMB Holdings Ltd.	194,100	1,001,388
Sanlam Ltd.	640,500	2,401,058
Sasol Ltd.	102,100	4,597,767
Shoprite Holdings Ltd.	332,100	4,694,405
Spur Corp. Ltd.	100,000	199,856
Standard Bank Group Ltd.	465,963	6,871,325
Tiger Brands Ltd.	38,700	1,037,628
Woolworths Holdings Ltd.	485,792	1,903,625
TOTAL SOUTH AFRICA		74,446,107
Turkey - 11.0%
Bim Birlesik Magazalar AS JSC	43,000	1,476,504
Boyner Buyuk Magazacilik AS (a)	286,000	665,997
Koc Holding AS	540,000	2,578,958
Sekerbank TAS	375,000	475,842
Trakya Cam Sanayii AS	211,120	447,469
Tupras-Turkiye Petrol Rafinerileri AS	57,000	1,530,015
Turk Telekomunikasyon AS	132,000	616,607
Turkiye Garanti Bankasi AS	922,000	5,656,836
Turkiye Halk Bankasi AS	241,000	2,436,380
Turkiye Is Bankasi AS Series C	558,000	2,509,308
TOTAL TURKEY		18,393,916
United Arab Emirates - 0.6%
First Gulf Bank PJSC	140,000	630,837
National Bank of Abu Dhabi PJSC (a)	100,000	325,356
TOTAL UNITED ARAB EMIRATES		956,193
United Kingdom - 0.9%
Aurelian Oil & Gas PLC (a)	237,246	231,863
Hikma Pharmaceuticals PLC	95,992	1,208,818
TOTAL UNITED KINGDOM		1,440,681
Common Stocks - continued
	Shares	Value
Zambia - 0.3%
Zambeef Products PLC (a)	629,909	$ 501,486
TOTAL COMMON STOCKS (Cost $133,056,464)		158,327,847
Government Obligations - 0.4%
Principal Amount
Ghana - 0.4%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	688,253
Money Market Funds - 6.7%
	Shares
Fidelity Cash Central Fund, 0.23% (b) (Cost $11,176,764)	11,176,764	11,176,764
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $144,905,556)		170,192,864
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(3,621,104)
NET ASSETS - 100%		$ 166,571,760
Currency Abbreviations
GHS	-	Ghana Cedi
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,948
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 74,446,107	$ 62,253,464	$ 12,192,643	$ -
Russia	46,736,375	46,736,375	-	-
Turkey	18,393,916	18,393,916	-	-
Poland	5,156,945	5,156,945	-	-
Qatar	1,887,444	1,887,444	-	-
Kenya	1,744,112	1,744,112	-	-
Morocco	1,705,027	1,705,027	-	-
Egypt	1,486,203	1,486,203	-	-
Canada	1,467,769	1,467,769	-	-
Other	5,303,949	4,816,638	487,311	-
Government Obligations	688,253	-	688,253	-
Money Market Funds	11,176,764	11,176,764	-	-
Total Investments in Securities:	$ 170,192,864	$ 156,824,657	$ 13,368,207	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $13,853,821 of which $9,997,975, $579,836 and $3,276,010 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $133,728,792)	$ 159,016,100
Fidelity Central Funds (cost $11,176,764)	11,176,764
Total Investments (cost $144,905,556)		$ 170,192,864
Cash		446,420
Foreign currency held at value (cost $43,853)		43,853
Receivable for investments sold		715,643
Receivable for fund shares sold		1,038,751
Dividends receivable		331,131
Interest receivable		12,515
Distributions receivable from Fidelity Central Funds		1,870
Receivable from investment adviser for expense reductions		8,629
Other receivables		29,697
Total assets		172,821,373

Liabilities
Payable for investments purchased	$ 5,868,963
Payable for fund shares redeemed	141,498
Accrued management fee	106,100
Distribution and service plan fees payable	8,041
Other affiliated payables	39,543
Other payables and accrued expenses	85,468
Total liabilities		6,249,613

Net Assets		$ 166,571,760
Net Assets consist of:
Paid in capital		$ 155,164,861
Undistributed net investment income		1,374,218
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,260,687)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,293,368
Net Assets		$ 166,571,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,044,764 ÷ 1,119,448 shares)	$ 8.97

Maximum offering price per share (100/94.25 of $8.97)	$ 9.52
Class T: Net Asset Value and redemption price per share ($3,114,301 ÷ 347,709 shares)	$ 8.96

Maximum offering price per share (100/96.50 of $8.96)	$ 9.28
Class B: Net Asset Value and offering price per share ($821,549 ÷ 92,047 shares)A	$ 8.93

Class C: Net Asset Value and offering price per share ($5,150,926 ÷ 578,544 shares)A	$ 8.90

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($140,269,534 ÷ 15,584,892 shares)	$ 9.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,170,686 ÷ 796,981 shares)	$ 9.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 3,210,853
Interest		62,448
Income from Fidelity Central Funds		5,948
Income before foreign taxes withheld		3,279,249
Less foreign taxes withheld		(232,147)
Total income		3,047,102

Expenses
Management fee	$ 1,059,214
Transfer agent fees	390,768
Distribution and service plan fees	70,509
Accounting fees and expenses	67,808
Custodian fees and expenses	228,559
Independent trustees' compensation	723
Registration fees	84,861
Audit	61,037
Legal	579
Miscellaneous	1,497
Total expenses before reductions	1,965,555
Expense reductions	(428,870)	1,536,685
Net investment income (loss)		1,510,417
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,970,479)
Foreign currency transactions	(243,247)
Total net realized gain (loss)		(3,213,726)
Change in net unrealized appreciation (depreciation) on: Investment securities	29,132,713
Assets and liabilities in foreign currencies	3,280
Total change in net unrealized appreciation (depreciation)		29,135,993
Net gain (loss)		25,922,267
Net increase (decrease) in net assets resulting from operations		$ 27,432,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,510,417	$ 737,293
Net realized gain (loss)	(3,213,726)	(1,386,047)
Change in net unrealized appreciation (depreciation)	29,135,993	27,532,507
Net increase (decrease) in net assets resulting from operations	27,432,684	26,883,753
Distributions to shareholders from net investment income	(816,015)	(273,102)
Distributions to shareholders from net realized gain	(391,419)	-
Total distributions	(1,207,434)	(273,102)
Share transactions - net increase (decrease)	22,045,599	53,100,517
Redemption fees	89,745	105,938
Total increase (decrease) in net assets	48,360,594	79,817,106

Net Assets
Beginning of period	118,211,166	38,394,060
End of period (including undistributed net investment income of $1,374,218 and undistributed net investment income of $679,815, respectively)	$ 166,571,760	$ 118,211,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.05	.04
Net realized and unrealized gain (loss)	1.70	2.48	(5.31)
Total from investment operations	1.77	2.53	(5.27)
Distributions from net investment income	(.04)	(.03)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.07) J	(.03)	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.97	$ 7.26	$ 4.75
Total Return B,C,D	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.38%	1.39%	1.23% A
Net investment income (loss)	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.04	.04
Net realized and unrealized gain (loss)	1.69	2.47	(5.31)
Total from investment operations	1.75	2.51	(5.27)
Distributions from net investment income	(.03)	(.02)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.05)	(.02)	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.96	$ 7.25	$ 4.75
Total Return B,C,D	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.62%	1.64%	1.49% A
Net investment income (loss)	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.01	.02
Net realized and unrealized gain (loss)	1.68	2.48	(5.31)
Total from investment operations	1.70	2.49	(5.29)
Distributions from net realized gain	(.01)	-	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.93	$ 7.23	$ 4.73
Total Return B,C,D	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.12%	2.14%	1.99% A
Net investment income (loss)	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 822	$ 782	$ 487
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.01	.02
Net realized and unrealized gain (loss)	1.67	2.48	(5.31)
Total from investment operations	1.69	2.49	(5.29)
Distributions from net investment income	(.01)	-	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.03)	-	-
Redemption fees added to paid in capital E	.01	.01	.02
Net asset value, end of period	$ 8.90	$ 7.23	$ 4.73
Total Return B,C,D	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.13%	2.14%	1.99% A
Net investment income (loss)	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.07	.05
Net realized and unrealized gain (loss)	1.70	2.48	(5.31)
Total from investment operations	1.79	2.55	(5.26)
Distributions from net investment income	(.05)	(.04)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.08) I	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.02
Net asset value, end of period	$ 9.00	$ 7.28	$ 4.76
Total Return B,C	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.12%	1.14%	.98% A
Net investment income (loss)	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.06	.05
Net realized and unrealized gain (loss)	1.70	2.49	(5.31)
Total from investment operations	1.79	2.55	(5.26)
Distributions from net investment income	(.05)	(.04)	-
Distributions from net realized gain	(.02)	-	-
Total distributions	(.08) I	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.02
Net asset value, end of period	$ 9.00	$ 7.28	$ 4.76
Total Return B,C	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.13%	1.14%	.98% A
Net investment income (loss)	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 8, 2008 (commencement of operations) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,285,561
Gross unrealized depreciation	(7,672,375)
Net unrealized appreciation (depreciation)	$ 23,613,186

Tax Cost	$ 146,579,678

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,641,475
Capital loss carryforward	$ (13,853,821)
Net unrealized appreciation (depreciation)	$ 23,619,246

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 1,207,434	$ 273,102

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $142,395,176 and $123,992,844, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 16,288	$ 304
Class T	.25%	.25%	10,772	-
Class B	.75%	.25%	8,030	6,508
Class C	.75%	.25%	35,419	16,934
			$ 70,509	$ 23,746

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,659
Class T	1,864
Class B*	1,097
Class C*	1,555
$ 17,175

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 19,569.30
Class T	6,660.31
Class B	2,517.31
Class C	10,953.31
Emerging Europe, Middle East, Africa (EMEA)	340,642.30
Institutional Class	10,427.20
	$ 390,768

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $277 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $503 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 12,027
Class T	1.75%	4,152
Class B	2.25%	1,723
Class C	2.25%	7,018
Emerging Europe, Middle East, Africa (EMEA)	1.25%	230,099
Institutional Class	1.25%	4,595
		$ 259,614

Effective January 1, 2011, the expense limitation will be changed to 1.65%, 1.90%, 2.40%, 2.40%, 1.40% and 1.40% for Class A, T, B, C, Emerging Europe, Middle East, Africa (EMEA) and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $169,256 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 26,924	$ 8,761
Class T	5,586	2,185
Class C	2,308	-
Emerging Europe, Middle East, Africa (EMEA)	748,050	241,410
Institutional Class	33,147	20,746
Total	$ 816,015	$ 273,102
From net realized gain
Class A	$ 15,761	$ -
Class T	5,156	-
Class B	1,284	-
Class C	9,232	-
Emerging Europe, Middle East, Africa (EMEA)	345,254	-
Institutional Class	14,732	-
Total	$ 391,419	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	750,400	571,278	$ 5,978,580	$ 3,669,041
Reinvestment of distributions	5,604	1,833	40,683	8,321
Shares redeemed	(299,775)	(197,844)	(2,302,163)	(1,251,307)
Net increase (decrease)	456,229	375,267	$ 3,717,100	$ 2,426,055
Class T
Shares sold	258,490	178,308	$ 2,070,251	$ 1,129,813
Reinvestment of distributions	1,476	481	10,717	2,182
Shares redeemed	(127,308)	(83,315)	(967,322)	(541,782)
Net increase (decrease)	132,658	95,474	$ 1,113,646	$ 590,213
Class B
Shares sold	50,154	55,038	$ 403,463	$ 326,654
Reinvestment of distributions	173	-	1,261	-
Shares redeemed	(66,507)	(49,759)	(516,486)	(303,402)
Net increase (decrease)	(16,180)	5,279	$ (111,762)	$ 23,252
Class C
Shares sold	353,916	342,231	$ 2,814,751	$ 2,213,144
Reinvestment of distributions	1,559	-	11,306	-
Shares redeemed	(147,366)	(128,292)	(1,102,603)	(825,454)
Net increase (decrease)	208,109	213,939	$ 1,723,454	$ 1,387,690
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	10,587,461	13,077,282	$ 85,331,520	$ 83,717,275
Reinvestment of distributions	144,800	50,835	1,051,250	230,791
Shares redeemed	(9,457,558)	(5,656,005)	(72,517,018)	(35,458,373)
Net increase (decrease)	1,274,703	7,472,112	$ 13,865,752	$ 48,489,693
Institutional Class
Shares sold	319,437	182,348	$ 2,551,378	$ 1,155,556
Reinvestment of distributions	825	1,053	5,986	4,781
Shares redeemed	(105,236)	(167,948)	(819,955)	(976,723)
Net increase (decrease)	215,026	15,453	$ 1,737,409	$ 183,614

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and special chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa, (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/13/10	12/10/10	$0.071	$0.015

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/14/2009	$0.035	$0.0077

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of Institutional Class (Class I) and Class C of the fund and the total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEMEI-UANN-1210
1.861980.102

Fidelity®
Global Commodity Stock
Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Fidelity Global Commodity Stock Fund	18.38%	32.79%

A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity® Global Commodity Stock Fund: During the year, the fund's Retail Class shares returned 18.38%, versus 17.46% for the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index and 14.47% for the MSCI ACWI (All Country World Index) Index. Versus the capped index, performance was aided by stock selection and an overweighting in gold, as well as an underweighting and favorable picks in integrated oil/gas. Geographically, security selection in the U.S. and U.K. added value. Notable contributors included Randgold Resources, a U.K.-based company with most of its assets in West Africa. Out-of-index positions in Lihir Gold, headquartered in Papua New Guinea, and Australia's Centennial Coal also helped, as did fertilizer maker Mosaic. Lihir and Centennial were acquired during the period. Conversely, stock selection in oil and gas exploration/production and in agricultural products was mildly negative, while underweighting Canada and Chile dampened the fund's gain a bit. Our small cash position also was a slight detractor. Underweighted exposure to Potash Corp. of Saskatchewan and strong-performing metals miner Rio Tinto - an index component - hampered the fund's results. Out-of-benchmark positions in Duoyuan Global Water, one of the top providers of water treatment equipment in China, and OPTI Canada, a small Canadian oil producer, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.35%
Actual		$ 1,000.00	$ 1,065.60	$ 7.03
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.59%
Actual		$ 1,000.00	$ 1,064.30	$ 8.27
HypotheticalA		$ 1,000.00	$ 1,017.19	$ 8.08
Class B	2.11%
Actual		$ 1,000.00	$ 1,061.80	$ 10.97
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 1,061.10	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Global Commodity Stock	1.05%
Actual		$ 1,000.00	$ 1,066.80	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.05%
Actual		$ 1,000.00	$ 1,066.80	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	5.5	4.5
Exxon Mobil Corp.	4.8	4.7
Potash Corp. of Saskatchewan, Inc.	4.1	2.2
Monsanto Co.	2.9	3.8
Rio Tinto PLC	2.9	2.3
Royal Dutch Shell PLC Class A (United Kingdom)	2.8	2.6
Syngenta AG (Switzerland)	2.6	2.7
Chevron Corp.	2.3	2.5
Vale SA (PN-A) sponsored ADR	2.1	2.1
Archer Daniels Midland Co.	2.1	1.9
	32.1
Top Sectors (% of fund's net assets)
As of October 31, 2010
Agriculture 26.2%
Energy 32.8%
Metals 34.6%
All Others* 6.4%

As of April 30, 2010
Agriculture 27.3%
Energy 35.6%
Metals 31.6%
All Others* 5.5%

* Includes short-term investments and net other assets.

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CHEMICALS - 18.5%
Commodity Chemicals - 0.0%
Grasim Industries Ltd.	3,318	$ 174,452
Diversified Chemicals - 0.4%
Dow Chemical Co.	52,600	1,621,658
Fertilizers & Agricultural Chemicals - 17.9%
Agrium, Inc.	62,300	5,511,037
CF Industries Holdings, Inc.	35,072	4,297,372
China BlueChemical Ltd. (H shares)	770,000	608,947
Fertilizantes Fosfatados SA (PN) (a)	7,600	85,998
Fertilizantes Heringer SA (a)	67,300	376,614
Incitec Pivot Ltd.	663,200	2,416,898
Israel Chemicals Ltd.	213,700	3,268,699
Israel Corp. Ltd. (Class A) (a)	100	107,290
K&S AG	59,707	4,154,796
Makhteshim-Agan Industries	45,000	226,176
Monsanto Co.	210,100	12,484,142
Nufarm Ltd. (d)	205,300	915,106
Potash Corp. of Saskatchewan, Inc.	122,400	17,701,735
Sinofert Holdings Ltd. (a)	1,632,000	863,241
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	5,400	279,720
Syngenta AG (Switzerland)	41,272	11,424,180
Taiwan Fertilizer Co. Ltd.	448,000	1,529,685
The Mosaic Co.	65,200	4,770,032
United Phosphorous Ltd.	314,732	1,415,140
Uralkali JSC GDR (Reg. S)	62,100	1,536,975
Yara International ASA	80,600	4,236,820
		78,210,603
Specialty Chemicals - 0.2%
Innophos Holdings, Inc.	24,000	881,280
Johnson Matthey PLC	2,900	88,929
		970,209
TOTAL CHEMICALS		80,976,922
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Fluor Corp.	32,300	1,556,537
Foster Wheeler AG (a)	3,500	81,970
Granite Construction, Inc.	11,800	285,324
Common Stocks - continued
	Shares	Value
CONSTRUCTION & ENGINEERING - CONTINUED
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	29,600	$ 1,142,856
KBR, Inc.	2,383	60,528
		3,127,215
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
HeidelbergCement AG	39,612	2,071,614
Martin Marietta Materials, Inc.	1,100	88,528
		2,160,142
CONTAINERS & PACKAGING - 0.3%
Paper Packaging - 0.3%
Rock-Tenn Co. Class A	21,900	1,245,015
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Regal-Beloit Corp.	9,202	531,047
ENERGY EQUIPMENT & SERVICES - 2.1%
Oil & Gas Drilling - 0.7%
Ensco International Ltd. ADR	16,600	769,244
Noble Corp.	28,500	984,105
Transocean Ltd. (a)	7,000	443,520
Trinidad Drilling Ltd.	28,600	143,014
Vantage Drilling Co. (a)	334,200	574,824
		2,914,707
Oil & Gas Equipment & Services - 1.4%
Aker Solutions ASA	19,200	292,294
Baker Hughes, Inc.	17,480	809,848
Fugro NV (Certificaten Van Aandelen) unit	1,100	77,800
Halliburton Co.	48,400	1,542,024
ION Geophysical Corp. (a)	300,700	1,470,423
National Oilwell Varco, Inc.	1,400	75,264
Saipem SpA	27,278	1,211,934
Schlumberger Ltd.	6,500	454,285
Technip SA	800	67,224
Wellstream Holdings PLC	31,400	372,276
		6,373,372
TOTAL ENERGY EQUIPMENT & SERVICES		9,288,079
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - 4.7%
Agricultural Products - 4.2%
Archer Daniels Midland Co.	273,800	$ 9,123,016
Bunge Ltd.	25,800	1,549,806
Chaoda Modern Agriculture (Holdings) Ltd.	594,000	484,319
China Agri-Industries Holding Ltd.	1,150,000	1,673,537
China Green (Holdings) Ltd.	300,000	307,692
Golden Agri-Resources Ltd.	2,306,000	1,158,078
IOI Corp. Bhd	223,606	418,318
Kuala Lumpur Kepong Bhd	27,000	171,842
Origin Agritech Ltd. (a)	40,410	351,971
PPB Group Bhd	124,300	767,136
Viterra, Inc. (a)	18,300	175,302
Wilmar International Ltd.	483,000	2,388,318
		18,569,335
Packaged Foods & Meats - 0.5%
China Yurun Food Group Ltd.	71,000	276,168
Cosan Ltd. Class A	63,100	829,765
MHP SA GDR (Reg. S) (a)	51,400	812,120
Tingyi (Cayman Islands) Holding Corp.	32,000	87,109
		2,005,162
TOTAL FOOD PRODUCTS		20,574,497
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
Keppel Corp. Ltd.	110,000	848,180
MACHINERY - 0.9%
Construction & Farm Machinery & Heavy Trucks - 0.8%
Bucyrus International, Inc. Class A	5,300	361,248
Caterpillar, Inc.	1,100	86,460
Cummins, Inc.	10,700	942,670
Deere & Co.	1,100	84,480
Jain Irrigation Systems Ltd.	162,100	848,442
Komatsu Ltd.	32,000	782,126
PT United Tractors Tbk	62,500	155,245
Weichai Power Co. Ltd. (H Shares)	9,000	118,200
		3,378,871
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - 0.1%
Duoyuan Global Water, Inc. ADR (a)(d)	46,000	$ 575,460
TOTAL MACHINERY		3,954,331
METALS & MINING - 34.6%
Aluminum - 0.4%
Alcoa, Inc.	119,200	1,565,096
Diversified Metals & Mining - 15.6%
African Rainbow Minerals Ltd.	42,400	1,081,692
Anglo American PLC (United Kingdom)	166,151	7,741,062
Antofagasta PLC	17,500	370,657
BHP Billiton PLC	683,416	24,206,989
Eramet SA	222	76,932
Eurasian Natural Resources Corp. PLC	46,500	648,522
First Quantum Minerals Ltd.	13,800	1,208,430
Freeport-McMoRan Copper & Gold, Inc.	49,300	4,667,724
Grupo Mexico SA de CV Series B	92,082	302,777
HudBay Minerals, Inc.	12,200	192,588
Ivanhoe Australia Ltd. (a)	50,000	155,764
Ivanhoe Mines Ltd. (a)	11,000	263,379
Jiangxi Copper Co. Ltd. (H Shares)	40,000	111,466
Kazakhmys PLC	75,400	1,589,756
Mitsubishi Materials Corp. (a)	119,000	372,528
Mongolian Mining Corp.	442,000	478,423
OJSC MMC Norilsk Nickel sponsored ADR	102,500	1,911,625
Rio Tinto PLC	191,987	12,468,050
Southern Copper Corp.	2,100	89,880
Sterlite Industries (India) Ltd.	173,488	665,507
Sumitomo Metal Mining Co. Ltd.	42,000	668,359
Teck Resources Ltd. Class B (sub. vtg.)	57,700	2,579,782
Vedanta Resources PLC	11,800	392,286
Walter Energy, Inc.	12,900	1,134,684
Xstrata PLC	245,891	4,764,877
		68,143,739
Gold - 9.0%
Agnico-Eagle Mines Ltd.:
(Canada)	27,500	2,132,807
(United States)	100	7,759
AngloGold Ashanti Ltd. sponsored ADR	78,800	3,712,268
Barrick Gold Corp.	149,600	7,204,973
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Eldorado Gold Corp.	28,000	$ 474,125
Franco-Nevada Corp.	9,800	338,037
Gold Fields Ltd. sponsored ADR	75,300	1,187,481
Goldcorp, Inc.	154,500	6,898,647
Harmony Gold Mining Co. Ltd. sponsored ADR	39,100	451,214
IAMGOLD Corp.	71,100	1,297,354
Kinross Gold Corp.	180,205	3,242,241
Kinross Gold Corp. warrants 9/17/14 (a)	2,772	11,388
Newcrest Mining Ltd.	118,138	4,624,726
Newmont Mining Corp.	59,600	3,627,852
Polyus Gold OJSC sponsored ADR	11,000	328,900
Randgold Resources Ltd. sponsored ADR	27,000	2,535,840
Royal Gold, Inc.	3,000	148,530
Yamana Gold, Inc.	99,700	1,096,808
Zijin Mining Group Co. Ltd. (H Shares)	92,000	86,763
		39,407,713
Precious Metals & Minerals - 1.2%
Anglo Platinum Ltd. (a)	5,800	573,786
Aquarius Platinum Ltd. (United Kingdom)	104,000	600,345
Compania de Minas Buenaventura SA sponsored ADR	5,700	302,328
Impala Platinum Holdings Ltd.	48,900	1,382,174
Lonmin PLC (a)	4,922	137,922
Northam Platinum Ltd.	20,900	144,554
Pan American Silver Corp.	11,100	354,312
Polymetal JSC GDR (Reg. S) (a)	15,700	248,060
Silver Standard Resources, Inc. (a)	16,000	388,480
Silver Wheaton Corp. (a)	31,400	902,685
		5,034,646
Steel - 8.4%
Allegheny Technologies, Inc.	1,400	73,766
ArcelorMittal SA Class A unit (d)	108,200	3,503,516
Atlas Iron Ltd. (a)	36,000	88,521
BlueScope Steel Ltd.	491,649	960,880
Carpenter Technology Corp.	30,300	1,080,498
China Steel Corp.	33,819	34,311
Cliffs Natural Resources, Inc.	3,400	221,680
Commercial Metals Co.	54,000	749,520
Companhia Siderurgica Nacional SA (CSN)	9,900	164,399
Gerdau SA sponsored ADR (d)	31,300	408,152
JFE Holdings, Inc.	74,200	2,313,892
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Jindal Steel & Power Ltd.	57,871	$ 910,726
JSW Steel Ltd.	11,131	336,994
Kobe Steel Ltd.	231,000	507,684
Maanshan Iron & Steel Co. Ltd. (H Shares)	1,136,000	650,713
Magnitogorsk Iron & Steel Works OJSC unit (a)	6,500	81,250
Maruichi Steel Tube Ltd.	13,000	257,351
Mechel Steel Group OAO sponsored ADR	16,000	376,800
Nippon Steel Corp.	570,000	1,791,580
Novolipetsk Steel Ojsc	4,500	154,035
Nucor Corp.	27,700	1,058,694
OneSteel Ltd.	142,793	377,695
POSCO	8,607	3,554,719
Reliance Steel & Aluminum Co.	33,200	1,389,420
Salzgitter AG	3,225	231,506
Sumitomo Metal Industries Ltd.	578,000	1,341,528
Tata Steel Ltd.	24,147	321,088
Ternium SA sponsored ADR	4,600	157,688
Thyssenkrupp AG	10,000	367,899
Tokyo Steel Manufacturing Co. Ltd.	9,500	94,209
United States Steel Corp. (d)	28,400	1,215,236
Vale SA (PN-A) sponsored ADR	326,000	9,365,980
Voestalpine AG	29,400	1,165,282
Yamato Kogyo Co. Ltd.	58,000	1,487,660
		36,794,872
TOTAL METALS & MINING		150,946,066
OIL, GAS & CONSUMABLE FUELS - 30.7%
Coal & Consumable Fuels - 1.6%
Alpha Natural Resources, Inc. (a)	41,505	1,874,781
Arch Coal, Inc.	24,000	590,160
Banpu PCL (For. Reg.)	7,700	199,058
China Coal Energy Co. Ltd. (H Shares)	146,000	252,398
China Shenhua Energy Co. Ltd. (H Shares)	72,500	322,690
Cloud Peak Energy, Inc.	22,100	383,877
CONSOL Energy, Inc.	15,900	584,484
Massey Energy Co.	42,600	1,792,182
Paladin Energy Ltd. (a)	21,511	86,400
Peabody Energy Corp.	14,800	782,920
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
PT Bumi Resources Tbk	684,000	$ 170,282
Uranium One, Inc. (a)	22,400	91,585
		7,130,817
Integrated Oil & Gas - 21.3%
BG Group PLC	222,057	4,324,368
BP PLC	1,159,800	7,882,370
Cenovus Energy, Inc.	4,500	125,218
Chevron Corp.	122,300	10,103,203
China Petroleum & Chemical Corp. (H Shares)	597,000	568,024
ConocoPhillips	22,000	1,306,800
Ecopetrol SA ADR	2,000	95,480
ENI SpA	156,727	3,528,187
Exxon Mobil Corp.	312,361	20,762,636
Hess Corp.	8,100	510,543
Imperial Oil Ltd.	11,600	446,075
InterOil Corp. (a)(d)	6,800	484,024
Lukoil Oil Co. sponsored ADR	29,000	1,619,650
Marathon Oil Corp.	116,800	4,154,576
Murphy Oil Corp.	14,200	925,272
OAO Gazprom sponsored ADR	121,300	2,650,405
Occidental Petroleum Corp.	63,100	4,961,553
Origin Energy Ltd.	55,019	859,156
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	173,000	5,395,870
Repsol YPF SA	53,241	1,476,022
Royal Dutch Shell PLC Class A (United Kingdom)	379,950	12,333,010
StatoilHydro ASA	3,900	85,144
Suncor Energy, Inc.	118,232	3,788,432
Surgutneftegaz JSC sponsored ADR	3,930	38,082
Total SA	81,255	4,421,915
		92,846,015
Oil & Gas Exploration & Production - 7.2%
Alange Energy Corp. (a)	190,000	137,857
Anadarko Petroleum Corp.	39,400	2,425,858
Apache Corp.	21,600	2,182,032
Berry Petroleum Co. Class A	36,300	1,241,823
Cairn Energy PLC (a)	44,204	273,300
Canadian Natural Resources Ltd.	83,800	3,050,783
Chesapeake Energy Corp.	31,100	674,870
Cimarex Energy Co.	6,800	521,900
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
CNOOC Ltd. sponsored ADR	8,200	$ 1,713,144
CNPC (Hong Kong) Ltd.	50,000	63,603
Concho Resources, Inc. (a)	1,200	82,404
Denbury Resources, Inc. (a)	51,400	874,828
Devon Energy Corp.	13,800	897,276
EnCana Corp.	5,200	146,889
EOG Resources, Inc.	13,600	1,301,792
Falkland Oil & Gas Ltd. (a)(d)	216,700	355,866
Gran Tierra Energy, Inc. (a)	7,200	53,652
Heritage Oil PLC	75,500	416,715
Japan Petroleum Exploration Co. Ltd.	4,800	183,422
Lundin Petroleum AB (a)	30,000	283,764
Mariner Energy, Inc. (a)	19,800	493,416
Newfield Exploration Co. (a)	1,400	83,468
Nexen, Inc.	8,300	176,596
Niko Resources Ltd.	11,200	1,068,497
Noble Energy, Inc.	9,800	798,504
Northern Oil & Gas, Inc. (a)	47,600	936,768
OAO NOVATEK GDR	7,600	726,940
OGX Petroleo e Gas Participacoes SA (a)	5,900	77,409
Oil & Natural Gas Corp. Ltd.	5,222	153,632
OPTI Canada, Inc. (a)	1,496,600	1,027,179
Pacific Rubiales Energy Corp. (a)	6,300	200,817
Painted Pony Petroleum Ltd. Class A (a)	27,400	188,595
PetroBakken Energy Ltd. Class A	7,348	162,248
Petrobank Energy & Resources Ltd. (a)	42,100	1,675,497
Petrohawk Energy Corp. (a)	43,200	734,832
Petrominerales Ltd.	3,200	81,985
Plains Exploration & Production Co. (a)	1,000	27,870
Progress Energy Resources Corp.	23,200	246,354
QEP Resources, Inc.	10,900	360,027
Rockhopper Exploration PLC (a)	120,800	616,424
Santos Ltd.	31,881	394,151
Southwestern Energy Co. (a)	52,800	1,787,280
Talisman Energy, Inc.	105,000	1,903,569
Tullow Oil PLC	10,100	191,753
Ultra Petroleum Corp. (a)	5,000	205,750
Whiting Petroleum Corp. (a)	1,700	170,748
		31,372,087
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Refining & Marketing - 0.6%
Frontier Oil Corp.	57,600	$ 763,200
Holly Corp.	37,400	1,224,102
Neste Oil Oyj	3,800	63,027
Reliance Industries Ltd.	24,940	616,818
Sunoco, Inc.	4,200	157,374
		2,824,521
TOTAL OIL, GAS & CONSUMABLE FUELS		134,173,440
PAPER & FOREST PRODUCTS - 4.1%
Forest Products - 0.6%
China Forestry Holdings Co. Ltd.	988,000	469,065
Duratex SA	7,100	81,801
Sino-Forest Corp. (a)	97,000	1,917,364
		2,468,230
Paper Products - 3.5%
Domtar Corp.	1,300	103,168
Empresas CMPC SA	1,653	89,214
Fibria Celulose SA sponsored ADR (a)(d)	96,589	1,734,738
International Paper Co.	194,100	4,906,848
MeadWestvaco Corp.	3,400	87,482
Nine Dragons Paper (Holdings) Ltd.	702,000	1,132,075
Nippon Paper Group, Inc.	24,300	616,976
Oji Paper Co. Ltd.	429,000	1,978,916
Sappi Ltd. (a)	61,475	304,696
Stora Enso Oyj (R Shares)	70,400	699,421
Suzano Papel e Celulose SA	46,125	441,945
Svenska Cellulosa AB (SCA) (B Shares)	106,500	1,651,311
UPM-Kymmene Corp.	108,000	1,795,805
		15,542,595
TOTAL PAPER & FOREST PRODUCTS		18,010,825
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Specialized REITs - 0.9%
Rayonier, Inc.	8,200	428,040
Weyerhaeuser Co.	218,485	3,543,827
		3,971,867
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 0.1%
Railroads - 0.1%
CSX Corp.	8,800	$ 540,760
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	45,300	1,066,776
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Trading Companies & Distributors - 0.4%
Adani Enterprises Ltd.	6,000	95,357
Kloeckner & Co. AG (a)	15,374	340,135
Mills Estruturas e Servicos de Engenharia SA (a)	20,000	241,359
Noble Group Ltd.	566,090	813,511
		1,490,362
TRANSPORTATION INFRASTRUCTURE - 0.1%
Highways & Railtracks - 0.1%
Ecorodovias Infraestrutura e Logistica SA (a)	24,100	182,747
TOTAL COMMON STOCKS (Cost $384,228,881)		433,088,271
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.23% (b)	6,054,985	6,054,985
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	6,183,336	6,183,336
TOTAL MONEY MARKET FUNDS (Cost $12,238,321)		12,238,321
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $396,467,202)		445,326,592
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(8,583,437)
NET ASSETS - 100%		$ 436,743,155
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,925
Fidelity Securities Lending Cash Central Fund	89,586
Total	$ 100,511
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 433,088,271	$ 352,259,123	$ 80,829,148	$ -
Money Market Funds	12,238,321	12,238,321	-	-
Total Investments in Securities:	$ 445,326,592	$ 364,497,444	$ 80,829,148	$ -
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 65,806
Total Realized Gain (Loss)	69,126
Total Unrealized Gain (Loss)	(9,563)
Cost of Purchases	55,134
Proceeds of Sales	(180,503)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	32.1%
United Kingdom	18.2%
Canada	16.0%
Brazil	4.2%
Japan	3.0%
Switzerland	2.9%
Australia	2.5%
Russia	2.3%
South Africa	1.9%
Germany	1.7%
Bermuda	1.3%
India	1.1%
Italy	1.1%
Norway	1.1%
France	1.0%
Luxembourg	1.0%
Others (Individually Less Than 1%)	8.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $6,035,071) - See accompanying schedule: Unaffiliated issuers (cost $384,228,881)	$ 433,088,271
Fidelity Central Funds (cost $12,238,321)	12,238,321
Total Investments (cost $396,467,202)		$ 445,326,592
Foreign currency held at value (cost $1,064)		1,049
Receivable for investments sold		4,050,412
Receivable for fund shares sold		1,637,236
Dividends receivable		365,521
Distributions receivable from Fidelity Central Funds		3,807
Other receivables		8,763
Total assets		451,393,380

Liabilities
Payable for investments purchased	$ 7,445,387
Payable for fund shares redeemed	520,792
Accrued management fee	247,232
Distribution and service plan fees payable	31,885
Other affiliated payables	96,299
Other payables and accrued expenses	125,294
Collateral on securities loaned, at value	6,183,336
Total liabilities		14,650,225

Net Assets		$ 436,743,155
Net Assets consist of:
Paid in capital		$ 387,323,136
Undistributed net investment income		4,074,073
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,442,191)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,788,137
Net Assets		$ 436,743,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,369,831 ÷ 3,869,054 shares)	$ 15.60

Maximum offering price per share (100/94.25 of $15.60)	$ 16.55
Class T: Net Asset Value and redemption price per share ($11,762,486 ÷ 756,241 shares)	$ 15.55

Maximum offering price per share (100/96.50 of $15.55)	$ 16.11
Class B: Net Asset Value and offering price per share ($4,348,164 ÷ 281,298 shares)A	$ 15.46

Class C: Net Asset Value and offering price per share ($14,337,610 ÷ 927,787 shares)A	$ 15.45

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($310,186,006 ÷ 19,806,577 shares)	$ 15.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($35,739,058 ÷ 2,281,918 shares)	$ 15.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 6,484,153
Special dividends		3,210,012
Interest		2
Income from Fidelity Central Funds		100,511
Income before foreign taxes withheld		9,794,678
Less foreign taxes withheld		(414,094)
Total income		9,380,584

Expenses
Management fee	$ 2,448,315
Transfer agent fees	859,170
Distribution and service plan fees	299,224
Accounting and security lending fees	179,820
Custodian fees and expenses	137,701
Independent trustees' compensation	1,830
Registration fees	149,234
Audit	52,141
Legal	1,176
Interest	920
Miscellaneous	2,271
Total expenses before reductions	4,131,802
Expense reductions	(41,295)	4,090,507
Net investment income (loss)		5,290,077
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,801)	(2,524,423)
Foreign currency transactions	(119,006)
Total net realized gain (loss)		(2,643,429)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $72,455)	40,352,125
Assets and liabilities in foreign currencies	4,035
Total change in net unrealized appreciation (depreciation)		40,356,160
Net gain (loss)		37,712,731
Net increase (decrease) in net assets resulting from operations		$ 43,002,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	For the period March 25, 2009 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,290,077	$ 14,516
Net realized gain (loss)	(2,643,429)	1,187,329
Change in net unrealized appreciation (depreciation)	40,356,160	8,431,977
Net increase (decrease) in net assets resulting from operations	43,002,808	9,633,822
Distributions to shareholders from net investment income	(188,424)	-
Distributions to shareholders from net realized gain	(1,358,291)	-
Total distributions	(1,546,715)	-
Share transactions - net increase (decrease)	198,095,255	187,451,591
Redemption fees	48,090	58,304
Total increase (decrease) in net assets	239,599,438	197,143,717

Net Assets
Beginning of period	197,143,717	-
End of period (including undistributed net investment income of $4,074,073 and undistributed net investment income of $13,431, respectively)	$ 436,743,155	$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.19 K	(.01)
Net realized and unrealized gain (loss)	2.20	3.29
Total from investment operations	2.39	3.28
Distributions from net investment income	- J	-
Distributions from net realized gain	(.08)	-
Total distributions	(.08)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.60	$ 13.29
Total ReturnB,C,D	18.04%	32.90%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.37%	1.65% A
Expenses net of fee waivers, if any	1.37%	1.50%A
Expenses net of all reductions	1.36%	1.48%A
Net investment income (loss)	1.35% K	(.15)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,370	$ 15,705
Portfolio turnover rateG	54%	25%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16 K	(.03)
Net realized and unrealized gain (loss)	2.19	3.29
Total from investment operations	2.35	3.26
Distributions from net realized gain	(.07)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.55	$ 13.27
Total Return B,C,D	17.73%	32.70%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	2.04% A
Expenses net of fee waivers, if any	1.63%	1.75% A
Expenses net of all reductions	1.61%	1.73% A
Net investment income (loss)	1.10% K	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,762	$ 4,665
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 K	(.07)
Net realized and unrealized gain (loss)	2.20	3.28
Total from investment operations	2.28	3.21
Distributions from net realized gain	(.04)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.46	$ 13.22
Total Return B,C,D	17.23%	32.20%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.66% A
Expenses net of fee waivers, if any	2.16%	2.25% A
Expenses net of all reductions	2.15%	2.23% A
Net investment income (loss)	.56% K	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,348	$ 2,726
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 K	(.07)
Net realized and unrealized gain (loss)	2.19	3.28
Total from investment operations	2.27	3.21
Distributions from net realized gain	(.04)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.45	$ 13.22
Total Return B,C,D	17.21%	32.20%
Ratios to Average Net Assets F,I
Expenses before reductions	2.14%	2.53% A
Expenses net of fee waivers, if any	2.14%	2.25% A
Expenses net of all reductions	2.13%	2.23% A
Net investment income (loss)	.58% K	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,338	$ 4,798
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.23 J	.01
Net realized and unrealized gain (loss)	2.21	3.29
Total from investment operations	2.44	3.30
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.08)	-
Total distributions	(.09)	-
Redemption fees added to paid in capitalD	-I	.01
Net asset value, end of period	$ 15.66	$ 13.31
Total ReturnB,C	18.38%	33.10%
Ratios to Average Net AssetsE,H
Expenses before reductions	1.10%	1.42%A
Expenses net of fee waivers, if any	1.10%	1.25%A
Expenses net of all reductions	1.09%	1.23%A
Net investment income (loss)	1.62% J	.10%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,186	$ 159,439
Portfolio turnover rateF	54%	25%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.23 J	.01
Net realized and unrealized gain (loss)	2.21	3.29
Total from investment operations	2.44	3.30
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.08)	-
Total distributions	(.09)	-
Redemption fees added to paid in capital D	- I	.01
Net asset value, end of period	$ 15.66	$ 13.31
Total Return B,C	18.39%	33.10%
Ratios to Average Net Assets E,H
Expenses before reductions	1.09%	1.36% A
Expenses net of fee waivers, if any	1.09%	1.25% A
Expenses net of all reductions	1.07%	1.23% A
Net investment income (loss)	1.64% J	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,739	$ 9,811
Portfolio turnover rate F	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC)and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 61,409,156
Gross unrealized depreciation	(18,023,785)
Net unrealized appreciation (depreciation)	$ 43,385,371

Tax Cost	$ 401,941,221

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,193,998
Undistributed long-term capital gain	$ 1,911,902
Net unrealized appreciation (depreciation)	$ 43,386,573

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 1,546,715	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $387,406,917 and $178,635,735, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 100,827	$ 5,669
Class T	.25%	.25%	44,998	3,026
Class B	.75%	.25%	43,683	34,562
Class C	.75%	.25%	109,716	73,600
			$ 299,224	$ 116,857

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 71,199
Class T	9,668
Class B*	64,189
Class C*	4,311
$ 149,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 107,075.26
Class T	24,116.27
Class B	13,309.30
Class C	31,332.28
Global Commodity Stock	629,234.24
Institutional Class	54,104.23
	$ 859,170

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,718 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,460,667.46%		$ 666

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $774 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,586. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,318,000. The weighted average interest rate was .69%. The interest expense amounted to $254 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41,295 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009 A
From net investment income
Class A	$ 7,432	$ -
Global Commodity Stock	168,019	-
Institutional Class	12,973	-
Total	$ 188,424	$ -
From net realized gain
Class A	$ 143,058	$ -
Class T	30,137	-
Class B	9,302	-
Class C	20,828	-
Global Commodity Stock	1,078,126	-
Institutional Class	76,840	-
Total	$ 1,358,291	$ -

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Class A
Shares sold	3,636,511	1,217,436	$ 52,113,230	$ 15,536,230
Reinvestment of distributions	8,310	-	119,911	-
Shares redeemed	(957,806)	(35,397)	(13,354,681)	(440,651)
Net increase (decrease)	2,687,015	1,182,039	$ 38,878,460	$ 15,095,579
Class T
Shares sold	635,625	352,496	$ 9,055,849	$ 4,355,249
Reinvestment of distributions	2,006	-	28,921	-
Shares redeemed	(233,090)	(796)	(3,190,490)	(10,905)
Net increase (decrease)	404,541	351,700	$ 5,894,280	$ 4,344,344

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Class B
Shares sold	275,613	209,917	$ 3,943,173	$ 2,460,093
Reinvestment of distributions	543	-	7,824	-
Shares redeemed	(200,985)	(3,790)	(2,763,660)	(51,192)
Net increase (decrease)	75,171	206,127	$ 1,187,337	$ 2,408,901
Class C
Shares sold	869,321	368,806	$ 12,506,411	$ 4,531,477
Reinvestment of distributions	1,339	-	19,266	-
Shares redeemed	(305,685)	(5,994)	(4,197,936)	(81,571)
Net increase (decrease)	564,975	362,812	$ 8,327,741	$ 4,449,906
Global Commodity Stock
Shares sold	19,122,952	14,544,887	$ 278,892,729	$ 183,653,183
Reinvestment of distributions	81,765	-	1,181,498	-
Shares redeemed	(11,379,620)	(2,563,407)	(158,960,668)	(31,996,439)
Net increase (decrease)	7,825,097	11,981,480	$ 121,113,559	$ 151,656,744
Institutional Class
Shares sold	1,969,025	773,649	$ 28,672,948	$ 9,932,033
Reinvestment of distributions	2,588	-	37,397	-
Shares redeemed	(426,975)	(36,369)	(6,016,467)	(435,916)
Net increase (decrease)	1,544,638	737,280	$ 22,693,878	$ 9,496,117
A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund	12/13/10	12/10/10	$0.133	$0.062

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2010, $1,911,902, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 57% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund	12/14/09	$0.008	$0.0027

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and, if a meaningful peer group exists, a peer group of mutual funds.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Global Commodity Stock Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of the retail class ranked below its competitive median for the period and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that total expenses for Class T were above median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

GCS-UANN-1210
1.879379.101

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
Global Commodity Stock
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Global Commodity
Stock Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	11.25%	27.63%
Class T (incl. 3.50% sales charge)	13.61%	29.18%
Class B (incl. contingent deferred sales charge) B	12.23%	29.30%
Class C (incl. contingent deferred sales charge) C	16.21%	31.42%

A From March 25, 2009.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity AdvisorSM Global Commodity Stock Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned 18.04%, 17.73%, 17.23% and 17.21%, respectively (excluding sales charges), versus 17.46% for the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index and 14.47% for the MSCI ACWI (All Country World Index) Index. Versus the capped index, performance was aided by stock selection and an overweighting in gold, as well as an underweighting and favorable picks in integrated oil/gas. Geographically, security selection in the U.S. and U.K. added value. Notable contributors included Randgold Resources, a U.K.-based company with most of its assets in West Africa. Out-of-index positions in Lihir Gold, headquartered in Papua New Guinea, and Australia's Centennial Coal also helped, as did fertilizer maker Mosaic. Lihir and Centennial were acquired during the period. Conversely, stock selection in oil and gas exploration/production and in agricultural products was mildly negative, while underweighting Canada and Chile dampened the fund's gain a bit. Our small cash position also was a slight detractor. Underweighted exposure to Potash Corp. of Saskatchewan and strong-performing metals miner Rio Tinto - an index component - hampered the fund's results. Out-of-benchmark positions in Duoyuan Global Water, one of the top providers of water treatment equipment in China, and OPTI Canada, a small Canadian oil producer, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.35%
Actual		$ 1,000.00	$ 1,065.60	$ 7.03
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.59%
Actual		$ 1,000.00	$ 1,064.30	$ 8.27
HypotheticalA		$ 1,000.00	$ 1,017.19	$ 8.08
Class B	2.11%
Actual		$ 1,000.00	$ 1,061.80	$ 10.97
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 1,061.10	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Global Commodity Stock	1.05%
Actual		$ 1,000.00	$ 1,066.80	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.05%
Actual		$ 1,000.00	$ 1,066.80	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	5.5	4.5
Exxon Mobil Corp.	4.8	4.7
Potash Corp. of Saskatchewan, Inc.	4.1	2.2
Monsanto Co.	2.9	3.8
Rio Tinto PLC	2.9	2.3
Royal Dutch Shell PLC Class A (United Kingdom)	2.8	2.6
Syngenta AG (Switzerland)	2.6	2.7
Chevron Corp.	2.3	2.5
Vale SA (PN-A) sponsored ADR	2.1	2.1
Archer Daniels Midland Co.	2.1	1.9
	32.1
Top Sectors (% of fund's net assets)
As of October 31, 2010
Agriculture 26.2%
Energy 32.8%
Metals 34.6%
All Others* 6.4%

As of April 30, 2010
Agriculture 27.3%
Energy 35.6%
Metals 31.6%
All Others* 5.5%

* Includes short-term investments and net other assets.

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CHEMICALS - 18.5%
Commodity Chemicals - 0.0%
Grasim Industries Ltd.	3,318	$ 174,452
Diversified Chemicals - 0.4%
Dow Chemical Co.	52,600	1,621,658
Fertilizers & Agricultural Chemicals - 17.9%
Agrium, Inc.	62,300	5,511,037
CF Industries Holdings, Inc.	35,072	4,297,372
China BlueChemical Ltd. (H shares)	770,000	608,947
Fertilizantes Fosfatados SA (PN) (a)	7,600	85,998
Fertilizantes Heringer SA (a)	67,300	376,614
Incitec Pivot Ltd.	663,200	2,416,898
Israel Chemicals Ltd.	213,700	3,268,699
Israel Corp. Ltd. (Class A) (a)	100	107,290
K&S AG	59,707	4,154,796
Makhteshim-Agan Industries	45,000	226,176
Monsanto Co.	210,100	12,484,142
Nufarm Ltd. (d)	205,300	915,106
Potash Corp. of Saskatchewan, Inc.	122,400	17,701,735
Sinofert Holdings Ltd. (a)	1,632,000	863,241
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	5,400	279,720
Syngenta AG (Switzerland)	41,272	11,424,180
Taiwan Fertilizer Co. Ltd.	448,000	1,529,685
The Mosaic Co.	65,200	4,770,032
United Phosphorous Ltd.	314,732	1,415,140
Uralkali JSC GDR (Reg. S)	62,100	1,536,975
Yara International ASA	80,600	4,236,820
		78,210,603
Specialty Chemicals - 0.2%
Innophos Holdings, Inc.	24,000	881,280
Johnson Matthey PLC	2,900	88,929
		970,209
TOTAL CHEMICALS		80,976,922
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Fluor Corp.	32,300	1,556,537
Foster Wheeler AG (a)	3,500	81,970
Granite Construction, Inc.	11,800	285,324
Common Stocks - continued
	Shares	Value
CONSTRUCTION & ENGINEERING - CONTINUED
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	29,600	$ 1,142,856
KBR, Inc.	2,383	60,528
		3,127,215
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
HeidelbergCement AG	39,612	2,071,614
Martin Marietta Materials, Inc.	1,100	88,528
		2,160,142
CONTAINERS & PACKAGING - 0.3%
Paper Packaging - 0.3%
Rock-Tenn Co. Class A	21,900	1,245,015
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Regal-Beloit Corp.	9,202	531,047
ENERGY EQUIPMENT & SERVICES - 2.1%
Oil & Gas Drilling - 0.7%
Ensco International Ltd. ADR	16,600	769,244
Noble Corp.	28,500	984,105
Transocean Ltd. (a)	7,000	443,520
Trinidad Drilling Ltd.	28,600	143,014
Vantage Drilling Co. (a)	334,200	574,824
		2,914,707
Oil & Gas Equipment & Services - 1.4%
Aker Solutions ASA	19,200	292,294
Baker Hughes, Inc.	17,480	809,848
Fugro NV (Certificaten Van Aandelen) unit	1,100	77,800
Halliburton Co.	48,400	1,542,024
ION Geophysical Corp. (a)	300,700	1,470,423
National Oilwell Varco, Inc.	1,400	75,264
Saipem SpA	27,278	1,211,934
Schlumberger Ltd.	6,500	454,285
Technip SA	800	67,224
Wellstream Holdings PLC	31,400	372,276
		6,373,372
TOTAL ENERGY EQUIPMENT & SERVICES		9,288,079
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - 4.7%
Agricultural Products - 4.2%
Archer Daniels Midland Co.	273,800	$ 9,123,016
Bunge Ltd.	25,800	1,549,806
Chaoda Modern Agriculture (Holdings) Ltd.	594,000	484,319
China Agri-Industries Holding Ltd.	1,150,000	1,673,537
China Green (Holdings) Ltd.	300,000	307,692
Golden Agri-Resources Ltd.	2,306,000	1,158,078
IOI Corp. Bhd	223,606	418,318
Kuala Lumpur Kepong Bhd	27,000	171,842
Origin Agritech Ltd. (a)	40,410	351,971
PPB Group Bhd	124,300	767,136
Viterra, Inc. (a)	18,300	175,302
Wilmar International Ltd.	483,000	2,388,318
		18,569,335
Packaged Foods & Meats - 0.5%
China Yurun Food Group Ltd.	71,000	276,168
Cosan Ltd. Class A	63,100	829,765
MHP SA GDR (Reg. S) (a)	51,400	812,120
Tingyi (Cayman Islands) Holding Corp.	32,000	87,109
		2,005,162
TOTAL FOOD PRODUCTS		20,574,497
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
Keppel Corp. Ltd.	110,000	848,180
MACHINERY - 0.9%
Construction & Farm Machinery & Heavy Trucks - 0.8%
Bucyrus International, Inc. Class A	5,300	361,248
Caterpillar, Inc.	1,100	86,460
Cummins, Inc.	10,700	942,670
Deere & Co.	1,100	84,480
Jain Irrigation Systems Ltd.	162,100	848,442
Komatsu Ltd.	32,000	782,126
PT United Tractors Tbk	62,500	155,245
Weichai Power Co. Ltd. (H Shares)	9,000	118,200
		3,378,871
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - 0.1%
Duoyuan Global Water, Inc. ADR (a)(d)	46,000	$ 575,460
TOTAL MACHINERY		3,954,331
METALS & MINING - 34.6%
Aluminum - 0.4%
Alcoa, Inc.	119,200	1,565,096
Diversified Metals & Mining - 15.6%
African Rainbow Minerals Ltd.	42,400	1,081,692
Anglo American PLC (United Kingdom)	166,151	7,741,062
Antofagasta PLC	17,500	370,657
BHP Billiton PLC	683,416	24,206,989
Eramet SA	222	76,932
Eurasian Natural Resources Corp. PLC	46,500	648,522
First Quantum Minerals Ltd.	13,800	1,208,430
Freeport-McMoRan Copper & Gold, Inc.	49,300	4,667,724
Grupo Mexico SA de CV Series B	92,082	302,777
HudBay Minerals, Inc.	12,200	192,588
Ivanhoe Australia Ltd. (a)	50,000	155,764
Ivanhoe Mines Ltd. (a)	11,000	263,379
Jiangxi Copper Co. Ltd. (H Shares)	40,000	111,466
Kazakhmys PLC	75,400	1,589,756
Mitsubishi Materials Corp. (a)	119,000	372,528
Mongolian Mining Corp.	442,000	478,423
OJSC MMC Norilsk Nickel sponsored ADR	102,500	1,911,625
Rio Tinto PLC	191,987	12,468,050
Southern Copper Corp.	2,100	89,880
Sterlite Industries (India) Ltd.	173,488	665,507
Sumitomo Metal Mining Co. Ltd.	42,000	668,359
Teck Resources Ltd. Class B (sub. vtg.)	57,700	2,579,782
Vedanta Resources PLC	11,800	392,286
Walter Energy, Inc.	12,900	1,134,684
Xstrata PLC	245,891	4,764,877
		68,143,739
Gold - 9.0%
Agnico-Eagle Mines Ltd.:
(Canada)	27,500	2,132,807
(United States)	100	7,759
AngloGold Ashanti Ltd. sponsored ADR	78,800	3,712,268
Barrick Gold Corp.	149,600	7,204,973
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Eldorado Gold Corp.	28,000	$ 474,125
Franco-Nevada Corp.	9,800	338,037
Gold Fields Ltd. sponsored ADR	75,300	1,187,481
Goldcorp, Inc.	154,500	6,898,647
Harmony Gold Mining Co. Ltd. sponsored ADR	39,100	451,214
IAMGOLD Corp.	71,100	1,297,354
Kinross Gold Corp.	180,205	3,242,241
Kinross Gold Corp. warrants 9/17/14 (a)	2,772	11,388
Newcrest Mining Ltd.	118,138	4,624,726
Newmont Mining Corp.	59,600	3,627,852
Polyus Gold OJSC sponsored ADR	11,000	328,900
Randgold Resources Ltd. sponsored ADR	27,000	2,535,840
Royal Gold, Inc.	3,000	148,530
Yamana Gold, Inc.	99,700	1,096,808
Zijin Mining Group Co. Ltd. (H Shares)	92,000	86,763
		39,407,713
Precious Metals & Minerals - 1.2%
Anglo Platinum Ltd. (a)	5,800	573,786
Aquarius Platinum Ltd. (United Kingdom)	104,000	600,345
Compania de Minas Buenaventura SA sponsored ADR	5,700	302,328
Impala Platinum Holdings Ltd.	48,900	1,382,174
Lonmin PLC (a)	4,922	137,922
Northam Platinum Ltd.	20,900	144,554
Pan American Silver Corp.	11,100	354,312
Polymetal JSC GDR (Reg. S) (a)	15,700	248,060
Silver Standard Resources, Inc. (a)	16,000	388,480
Silver Wheaton Corp. (a)	31,400	902,685
		5,034,646
Steel - 8.4%
Allegheny Technologies, Inc.	1,400	73,766
ArcelorMittal SA Class A unit (d)	108,200	3,503,516
Atlas Iron Ltd. (a)	36,000	88,521
BlueScope Steel Ltd.	491,649	960,880
Carpenter Technology Corp.	30,300	1,080,498
China Steel Corp.	33,819	34,311
Cliffs Natural Resources, Inc.	3,400	221,680
Commercial Metals Co.	54,000	749,520
Companhia Siderurgica Nacional SA (CSN)	9,900	164,399
Gerdau SA sponsored ADR (d)	31,300	408,152
JFE Holdings, Inc.	74,200	2,313,892
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Jindal Steel & Power Ltd.	57,871	$ 910,726
JSW Steel Ltd.	11,131	336,994
Kobe Steel Ltd.	231,000	507,684
Maanshan Iron & Steel Co. Ltd. (H Shares)	1,136,000	650,713
Magnitogorsk Iron & Steel Works OJSC unit (a)	6,500	81,250
Maruichi Steel Tube Ltd.	13,000	257,351
Mechel Steel Group OAO sponsored ADR	16,000	376,800
Nippon Steel Corp.	570,000	1,791,580
Novolipetsk Steel Ojsc	4,500	154,035
Nucor Corp.	27,700	1,058,694
OneSteel Ltd.	142,793	377,695
POSCO	8,607	3,554,719
Reliance Steel & Aluminum Co.	33,200	1,389,420
Salzgitter AG	3,225	231,506
Sumitomo Metal Industries Ltd.	578,000	1,341,528
Tata Steel Ltd.	24,147	321,088
Ternium SA sponsored ADR	4,600	157,688
Thyssenkrupp AG	10,000	367,899
Tokyo Steel Manufacturing Co. Ltd.	9,500	94,209
United States Steel Corp. (d)	28,400	1,215,236
Vale SA (PN-A) sponsored ADR	326,000	9,365,980
Voestalpine AG	29,400	1,165,282
Yamato Kogyo Co. Ltd.	58,000	1,487,660
		36,794,872
TOTAL METALS & MINING		150,946,066
OIL, GAS & CONSUMABLE FUELS - 30.7%
Coal & Consumable Fuels - 1.6%
Alpha Natural Resources, Inc. (a)	41,505	1,874,781
Arch Coal, Inc.	24,000	590,160
Banpu PCL (For. Reg.)	7,700	199,058
China Coal Energy Co. Ltd. (H Shares)	146,000	252,398
China Shenhua Energy Co. Ltd. (H Shares)	72,500	322,690
Cloud Peak Energy, Inc.	22,100	383,877
CONSOL Energy, Inc.	15,900	584,484
Massey Energy Co.	42,600	1,792,182
Paladin Energy Ltd. (a)	21,511	86,400
Peabody Energy Corp.	14,800	782,920
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
PT Bumi Resources Tbk	684,000	$ 170,282
Uranium One, Inc. (a)	22,400	91,585
		7,130,817
Integrated Oil & Gas - 21.3%
BG Group PLC	222,057	4,324,368
BP PLC	1,159,800	7,882,370
Cenovus Energy, Inc.	4,500	125,218
Chevron Corp.	122,300	10,103,203
China Petroleum & Chemical Corp. (H Shares)	597,000	568,024
ConocoPhillips	22,000	1,306,800
Ecopetrol SA ADR	2,000	95,480
ENI SpA	156,727	3,528,187
Exxon Mobil Corp.	312,361	20,762,636
Hess Corp.	8,100	510,543
Imperial Oil Ltd.	11,600	446,075
InterOil Corp. (a)(d)	6,800	484,024
Lukoil Oil Co. sponsored ADR	29,000	1,619,650
Marathon Oil Corp.	116,800	4,154,576
Murphy Oil Corp.	14,200	925,272
OAO Gazprom sponsored ADR	121,300	2,650,405
Occidental Petroleum Corp.	63,100	4,961,553
Origin Energy Ltd.	55,019	859,156
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	173,000	5,395,870
Repsol YPF SA	53,241	1,476,022
Royal Dutch Shell PLC Class A (United Kingdom)	379,950	12,333,010
StatoilHydro ASA	3,900	85,144
Suncor Energy, Inc.	118,232	3,788,432
Surgutneftegaz JSC sponsored ADR	3,930	38,082
Total SA	81,255	4,421,915
		92,846,015
Oil & Gas Exploration & Production - 7.2%
Alange Energy Corp. (a)	190,000	137,857
Anadarko Petroleum Corp.	39,400	2,425,858
Apache Corp.	21,600	2,182,032
Berry Petroleum Co. Class A	36,300	1,241,823
Cairn Energy PLC (a)	44,204	273,300
Canadian Natural Resources Ltd.	83,800	3,050,783
Chesapeake Energy Corp.	31,100	674,870
Cimarex Energy Co.	6,800	521,900
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
CNOOC Ltd. sponsored ADR	8,200	$ 1,713,144
CNPC (Hong Kong) Ltd.	50,000	63,603
Concho Resources, Inc. (a)	1,200	82,404
Denbury Resources, Inc. (a)	51,400	874,828
Devon Energy Corp.	13,800	897,276
EnCana Corp.	5,200	146,889
EOG Resources, Inc.	13,600	1,301,792
Falkland Oil & Gas Ltd. (a)(d)	216,700	355,866
Gran Tierra Energy, Inc. (a)	7,200	53,652
Heritage Oil PLC	75,500	416,715
Japan Petroleum Exploration Co. Ltd.	4,800	183,422
Lundin Petroleum AB (a)	30,000	283,764
Mariner Energy, Inc. (a)	19,800	493,416
Newfield Exploration Co. (a)	1,400	83,468
Nexen, Inc.	8,300	176,596
Niko Resources Ltd.	11,200	1,068,497
Noble Energy, Inc.	9,800	798,504
Northern Oil & Gas, Inc. (a)	47,600	936,768
OAO NOVATEK GDR	7,600	726,940
OGX Petroleo e Gas Participacoes SA (a)	5,900	77,409
Oil & Natural Gas Corp. Ltd.	5,222	153,632
OPTI Canada, Inc. (a)	1,496,600	1,027,179
Pacific Rubiales Energy Corp. (a)	6,300	200,817
Painted Pony Petroleum Ltd. Class A (a)	27,400	188,595
PetroBakken Energy Ltd. Class A	7,348	162,248
Petrobank Energy & Resources Ltd. (a)	42,100	1,675,497
Petrohawk Energy Corp. (a)	43,200	734,832
Petrominerales Ltd.	3,200	81,985
Plains Exploration & Production Co. (a)	1,000	27,870
Progress Energy Resources Corp.	23,200	246,354
QEP Resources, Inc.	10,900	360,027
Rockhopper Exploration PLC (a)	120,800	616,424
Santos Ltd.	31,881	394,151
Southwestern Energy Co. (a)	52,800	1,787,280
Talisman Energy, Inc.	105,000	1,903,569
Tullow Oil PLC	10,100	191,753
Ultra Petroleum Corp. (a)	5,000	205,750
Whiting Petroleum Corp. (a)	1,700	170,748
		31,372,087
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Refining & Marketing - 0.6%
Frontier Oil Corp.	57,600	$ 763,200
Holly Corp.	37,400	1,224,102
Neste Oil Oyj	3,800	63,027
Reliance Industries Ltd.	24,940	616,818
Sunoco, Inc.	4,200	157,374
		2,824,521
TOTAL OIL, GAS & CONSUMABLE FUELS		134,173,440
PAPER & FOREST PRODUCTS - 4.1%
Forest Products - 0.6%
China Forestry Holdings Co. Ltd.	988,000	469,065
Duratex SA	7,100	81,801
Sino-Forest Corp. (a)	97,000	1,917,364
		2,468,230
Paper Products - 3.5%
Domtar Corp.	1,300	103,168
Empresas CMPC SA	1,653	89,214
Fibria Celulose SA sponsored ADR (a)(d)	96,589	1,734,738
International Paper Co.	194,100	4,906,848
MeadWestvaco Corp.	3,400	87,482
Nine Dragons Paper (Holdings) Ltd.	702,000	1,132,075
Nippon Paper Group, Inc.	24,300	616,976
Oji Paper Co. Ltd.	429,000	1,978,916
Sappi Ltd. (a)	61,475	304,696
Stora Enso Oyj (R Shares)	70,400	699,421
Suzano Papel e Celulose SA	46,125	441,945
Svenska Cellulosa AB (SCA) (B Shares)	106,500	1,651,311
UPM-Kymmene Corp.	108,000	1,795,805
		15,542,595
TOTAL PAPER & FOREST PRODUCTS		18,010,825
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Specialized REITs - 0.9%
Rayonier, Inc.	8,200	428,040
Weyerhaeuser Co.	218,485	3,543,827
		3,971,867
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 0.1%
Railroads - 0.1%
CSX Corp.	8,800	$ 540,760
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	45,300	1,066,776
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Trading Companies & Distributors - 0.4%
Adani Enterprises Ltd.	6,000	95,357
Kloeckner & Co. AG (a)	15,374	340,135
Mills Estruturas e Servicos de Engenharia SA (a)	20,000	241,359
Noble Group Ltd.	566,090	813,511
		1,490,362
TRANSPORTATION INFRASTRUCTURE - 0.1%
Highways & Railtracks - 0.1%
Ecorodovias Infraestrutura e Logistica SA (a)	24,100	182,747
TOTAL COMMON STOCKS (Cost $384,228,881)		433,088,271
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.23% (b)	6,054,985	6,054,985
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	6,183,336	6,183,336
TOTAL MONEY MARKET FUNDS (Cost $12,238,321)		12,238,321
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $396,467,202)		445,326,592
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(8,583,437)
NET ASSETS - 100%		$ 436,743,155
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,925
Fidelity Securities Lending Cash Central Fund	89,586
Total	$ 100,511
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 433,088,271	$ 352,259,123	$ 80,829,148	$ -
Money Market Funds	12,238,321	12,238,321	-	-
Total Investments in Securities:	$ 445,326,592	$ 364,497,444	$ 80,829,148	$ -
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 65,806
Total Realized Gain (Loss)	69,126
Total Unrealized Gain (Loss)	(9,563)
Cost of Purchases	55,134
Proceeds of Sales	(180,503)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	32.1%
United Kingdom	18.2%
Canada	16.0%
Brazil	4.2%
Japan	3.0%
Switzerland	2.9%
Australia	2.5%
Russia	2.3%
South Africa	1.9%
Germany	1.7%
Bermuda	1.3%
India	1.1%
Italy	1.1%
Norway	1.1%
France	1.0%
Luxembourg	1.0%
Others (Individually Less Than 1%)	8.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $6,035,071) - See accompanying schedule: Unaffiliated issuers (cost $384,228,881)	$ 433,088,271
Fidelity Central Funds (cost $12,238,321)	12,238,321
Total Investments (cost $396,467,202)		$ 445,326,592
Foreign currency held at value (cost $1,064)		1,049
Receivable for investments sold		4,050,412
Receivable for fund shares sold		1,637,236
Dividends receivable		365,521
Distributions receivable from Fidelity Central Funds		3,807
Other receivables		8,763
Total assets		451,393,380

Liabilities
Payable for investments purchased	$ 7,445,387
Payable for fund shares redeemed	520,792
Accrued management fee	247,232
Distribution and service plan fees payable	31,885
Other affiliated payables	96,299
Other payables and accrued expenses	125,294
Collateral on securities loaned, at value	6,183,336
Total liabilities		14,650,225

Net Assets		$ 436,743,155
Net Assets consist of:
Paid in capital		$ 387,323,136
Undistributed net investment income		4,074,073
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,442,191)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,788,137
Net Assets		$ 436,743,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,369,831 ÷ 3,869,054 shares)	$ 15.60

Maximum offering price per share (100/94.25 of $15.60)	$ 16.55
Class T: Net Asset Value and redemption price per share ($11,762,486 ÷ 756,241 shares)	$ 15.55

Maximum offering price per share (100/96.50 of $15.55)	$ 16.11
Class B: Net Asset Value and offering price per share ($4,348,164 ÷ 281,298 shares)A	$ 15.46

Class C: Net Asset Value and offering price per share ($14,337,610 ÷ 927,787 shares)A	$ 15.45

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($310,186,006 ÷ 19,806,577 shares)	$ 15.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($35,739,058 ÷ 2,281,918 shares)	$ 15.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 6,484,153
Special dividends		3,210,012
Interest		2
Income from Fidelity Central Funds		100,511
Income before foreign taxes withheld		9,794,678
Less foreign taxes withheld		(414,094)
Total income		9,380,584

Expenses
Management fee	$ 2,448,315
Transfer agent fees	859,170
Distribution and service plan fees	299,224
Accounting and security lending fees	179,820
Custodian fees and expenses	137,701
Independent trustees' compensation	1,830
Registration fees	149,234
Audit	52,141
Legal	1,176
Interest	920
Miscellaneous	2,271
Total expenses before reductions	4,131,802
Expense reductions	(41,295)	4,090,507
Net investment income (loss)		5,290,077
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,801)	(2,524,423)
Foreign currency transactions	(119,006)
Total net realized gain (loss)		(2,643,429)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $72,455)	40,352,125
Assets and liabilities in foreign currencies	4,035
Total change in net unrealized appreciation (depreciation)		40,356,160
Net gain (loss)		37,712,731
Net increase (decrease) in net assets resulting from operations		$ 43,002,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	For the period March 25, 2009 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,290,077	$ 14,516
Net realized gain (loss)	(2,643,429)	1,187,329
Change in net unrealized appreciation (depreciation)	40,356,160	8,431,977
Net increase (decrease) in net assets resulting from operations	43,002,808	9,633,822
Distributions to shareholders from net investment income	(188,424)	-
Distributions to shareholders from net realized gain	(1,358,291)	-
Total distributions	(1,546,715)	-
Share transactions - net increase (decrease)	198,095,255	187,451,591
Redemption fees	48,090	58,304
Total increase (decrease) in net assets	239,599,438	197,143,717

Net Assets
Beginning of period	197,143,717	-
End of period (including undistributed net investment income of $4,074,073 and undistributed net investment income of $13,431, respectively)	$ 436,743,155	$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.19 K	(.01)
Net realized and unrealized gain (loss)	2.20	3.29
Total from investment operations	2.39	3.28
Distributions from net investment income	- J	-
Distributions from net realized gain	(.08)	-
Total distributions	(.08)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.60	$ 13.29
Total ReturnB,C,D	18.04%	32.90%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.37%	1.65% A
Expenses net of fee waivers, if any	1.37%	1.50%A
Expenses net of all reductions	1.36%	1.48%A
Net investment income (loss)	1.35% K	(.15)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,370	$ 15,705
Portfolio turnover rateG	54%	25%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16 K	(.03)
Net realized and unrealized gain (loss)	2.19	3.29
Total from investment operations	2.35	3.26
Distributions from net realized gain	(.07)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.55	$ 13.27
Total Return B,C,D	17.73%	32.70%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	2.04% A
Expenses net of fee waivers, if any	1.63%	1.75% A
Expenses net of all reductions	1.61%	1.73% A
Net investment income (loss)	1.10% K	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,762	$ 4,665
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 K	(.07)
Net realized and unrealized gain (loss)	2.20	3.28
Total from investment operations	2.28	3.21
Distributions from net realized gain	(.04)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.46	$ 13.22
Total Return B,C,D	17.23%	32.20%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.66% A
Expenses net of fee waivers, if any	2.16%	2.25% A
Expenses net of all reductions	2.15%	2.23% A
Net investment income (loss)	.56% K	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,348	$ 2,726
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 K	(.07)
Net realized and unrealized gain (loss)	2.19	3.28
Total from investment operations	2.27	3.21
Distributions from net realized gain	(.04)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.45	$ 13.22
Total Return B,C,D	17.21%	32.20%
Ratios to Average Net Assets F,I
Expenses before reductions	2.14%	2.53% A
Expenses net of fee waivers, if any	2.14%	2.25% A
Expenses net of all reductions	2.13%	2.23% A
Net investment income (loss)	.58% K	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,338	$ 4,798
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.23 J	.01
Net realized and unrealized gain (loss)	2.21	3.29
Total from investment operations	2.44	3.30
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.08)	-
Total distributions	(.09)	-
Redemption fees added to paid in capitalD	-I	.01
Net asset value, end of period	$ 15.66	$ 13.31
Total ReturnB,C	18.38%	33.10%
Ratios to Average Net AssetsE,H
Expenses before reductions	1.10%	1.42%A
Expenses net of fee waivers, if any	1.10%	1.25%A
Expenses net of all reductions	1.09%	1.23%A
Net investment income (loss)	1.62% J	.10%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,186	$ 159,439
Portfolio turnover rateF	54%	25%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.23 J	.01
Net realized and unrealized gain (loss)	2.21	3.29
Total from investment operations	2.44	3.30
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.08)	-
Total distributions	(.09)	-
Redemption fees added to paid in capital D	- I	.01
Net asset value, end of period	$ 15.66	$ 13.31
Total Return B,C	18.39%	33.10%
Ratios to Average Net Assets E,H
Expenses before reductions	1.09%	1.36% A
Expenses net of fee waivers, if any	1.09%	1.25% A
Expenses net of all reductions	1.07%	1.23% A
Net investment income (loss)	1.64% J	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,739	$ 9,811
Portfolio turnover rate F	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC)and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 61,409,156
Gross unrealized depreciation	(18,023,785)
Net unrealized appreciation (depreciation)	$ 43,385,371

Tax Cost	$ 401,941,221

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,193,998
Undistributed long-term capital gain	$ 1,911,902
Net unrealized appreciation (depreciation)	$ 43,386,573

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 1,546,715	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $387,406,917 and $178,635,735, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 100,827	$ 5,669
Class T	.25%	.25%	44,998	3,026
Class B	.75%	.25%	43,683	34,562
Class C	.75%	.25%	109,716	73,600
			$ 299,224	$ 116,857

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 71,199
Class T	9,668
Class B*	64,189
Class C*	4,311
$ 149,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 107,075.26
Class T	24,116.27
Class B	13,309.30
Class C	31,332.28
Global Commodity Stock	629,234.24
Institutional Class	54,104.23
	$ 859,170

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,718 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,460,667.46%		$ 666

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $774 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,586. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,318,000. The weighted average interest rate was .69%. The interest expense amounted to $254 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41,295 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009 A
From net investment income
Class A	$ 7,432	$ -
Global Commodity Stock	168,019	-
Institutional Class	12,973	-
Total	$ 188,424	$ -
From net realized gain
Class A	$ 143,058	$ -
Class T	30,137	-
Class B	9,302	-
Class C	20,828	-
Global Commodity Stock	1,078,126	-
Institutional Class	76,840	-
Total	$ 1,358,291	$ -

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Class A
Shares sold	3,636,511	1,217,436	$ 52,113,230	$ 15,536,230
Reinvestment of distributions	8,310	-	119,911	-
Shares redeemed	(957,806)	(35,397)	(13,354,681)	(440,651)
Net increase (decrease)	2,687,015	1,182,039	$ 38,878,460	$ 15,095,579
Class T
Shares sold	635,625	352,496	$ 9,055,849	$ 4,355,249
Reinvestment of distributions	2,006	-	28,921	-
Shares redeemed	(233,090)	(796)	(3,190,490)	(10,905)
Net increase (decrease)	404,541	351,700	$ 5,894,280	$ 4,344,344

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Class B
Shares sold	275,613	209,917	$ 3,943,173	$ 2,460,093
Reinvestment of distributions	543	-	7,824	-
Shares redeemed	(200,985)	(3,790)	(2,763,660)	(51,192)
Net increase (decrease)	75,171	206,127	$ 1,187,337	$ 2,408,901
Class C
Shares sold	869,321	368,806	$ 12,506,411	$ 4,531,477
Reinvestment of distributions	1,339	-	19,266	-
Shares redeemed	(305,685)	(5,994)	(4,197,936)	(81,571)
Net increase (decrease)	564,975	362,812	$ 8,327,741	$ 4,449,906
Global Commodity Stock
Shares sold	19,122,952	14,544,887	$ 278,892,729	$ 183,653,183
Reinvestment of distributions	81,765	-	1,181,498	-
Shares redeemed	(11,379,620)	(2,563,407)	(158,960,668)	(31,996,439)
Net increase (decrease)	7,825,097	11,981,480	$ 121,113,559	$ 151,656,744
Institutional Class
Shares sold	1,969,025	773,649	$ 28,672,948	$ 9,932,033
Reinvestment of distributions	2,588	-	37,397	-
Shares redeemed	(426,975)	(36,369)	(6,016,467)	(435,916)
Net increase (decrease)	1,544,638	737,280	$ 22,693,878	$ 9,496,117

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/10	12/10/10	$0.11	$0.062
Class T	12/13/10	12/10/10	$0.073	$0.062
Class B	12/13/10	12/10/10	$0.00	$0.062
Class C	12/13/10	12/10/10	$0.026	$0.062

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2010, $1,911,902, or, if subsequently determined to be different, the net capital gain of such year.

Class A, T, B, and C designate 12%, 15%, 28%, and 23% of the dividends distributed, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B and C designate 62%, 75%, 100%, and 100% of the dividends distributed, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/14/09	$0.007	$0.0027
Class T	12/14/09	$0.006	$0.0027
Class B	12/14/09	$0.003	$0.0027
Class C	12/14/09	$0.004	$0.0027

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and, if a meaningful peer group exists, a peer group of mutual funds.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Global Commodity Stock Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of the retail class ranked below its competitive median for the period and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that total expenses for Class T were above median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

AGCS-UANN-1210
1.879395.101

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
Global Commodity Stock
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class is a
class of Fidelity® Global
Commodity Stock Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable .

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Institutional Class	18.39%	32.80%

A From March 25, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Global Commodity Stock Fund - Institutional Class on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity AdvisorSM Global Commodity Stock Fund: During the year, the fund's Institutional Class shares returned 18.39%, versus 17.46% for the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index and 14.47% for the MSCI ACWI (All Country World Index) Index. Versus the capped index, performance was aided by stock selection and an overweighting in gold, as well as an underweighting and favorable picks in integrated oil/gas. Geographically, security selection in the U.S. and U.K. added value. Notable contributors included Randgold Resources, a U.K.-based company with most of its assets in West Africa. Out-of-index positions in Lihir Gold, headquartered in Papua New Guinea, and Australia's Centennial Coal also helped, as did fertilizer maker Mosaic. Lihir and Centennial were acquired during the period. Conversely, stock selection in oil and gas exploration/production and in agricultural products was mildly negative, while underweighting Canada and Chile dampened the fund's gain a bit. Our small cash position also was a slight detractor. Underweighted exposure to Potash Corp. of Saskatchewan and strong-performing metals miner Rio Tinto - an index component - hampered the fund's results. Out-of-benchmark positions in Duoyuan Global Water, one of the top water plays in China, and OPTI Canada, a small Canadian oil producer, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.35%
Actual		$ 1,000.00	$ 1,065.60	$ 7.03
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.59%
Actual		$ 1,000.00	$ 1,064.30	$ 8.27
HypotheticalA		$ 1,000.00	$ 1,017.19	$ 8.08
Class B	2.11%
Actual		$ 1,000.00	$ 1,061.80	$ 10.97
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 1,061.10	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Global Commodity Stock	1.05%
Actual		$ 1,000.00	$ 1,066.80	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.05%
Actual		$ 1,000.00	$ 1,066.80	$ 5.47
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC	5.5	4.5
Exxon Mobil Corp.	4.8	4.7
Potash Corp. of Saskatchewan, Inc.	4.1	2.2
Monsanto Co.	2.9	3.8
Rio Tinto PLC	2.9	2.3
Royal Dutch Shell PLC Class A (United Kingdom)	2.8	2.6
Syngenta AG (Switzerland)	2.6	2.7
Chevron Corp.	2.3	2.5
Vale SA (PN-A) sponsored ADR	2.1	2.1
Archer Daniels Midland Co.	2.1	1.9
	32.1
Top Sectors (% of fund's net assets)
As of October 31, 2010
Agriculture 26.2%
Energy 32.8%
Metals 34.6%
All Others* 6.4%

As of April 30, 2010
Agriculture 27.3%
Energy 35.6%
Metals 31.6%
All Others* 5.5%

* Includes short-term investments and net other assets.

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CHEMICALS - 18.5%
Commodity Chemicals - 0.0%
Grasim Industries Ltd.	3,318	$ 174,452
Diversified Chemicals - 0.4%
Dow Chemical Co.	52,600	1,621,658
Fertilizers & Agricultural Chemicals - 17.9%
Agrium, Inc.	62,300	5,511,037
CF Industries Holdings, Inc.	35,072	4,297,372
China BlueChemical Ltd. (H shares)	770,000	608,947
Fertilizantes Fosfatados SA (PN) (a)	7,600	85,998
Fertilizantes Heringer SA (a)	67,300	376,614
Incitec Pivot Ltd.	663,200	2,416,898
Israel Chemicals Ltd.	213,700	3,268,699
Israel Corp. Ltd. (Class A) (a)	100	107,290
K&S AG	59,707	4,154,796
Makhteshim-Agan Industries	45,000	226,176
Monsanto Co.	210,100	12,484,142
Nufarm Ltd. (d)	205,300	915,106
Potash Corp. of Saskatchewan, Inc.	122,400	17,701,735
Sinofert Holdings Ltd. (a)	1,632,000	863,241
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	5,400	279,720
Syngenta AG (Switzerland)	41,272	11,424,180
Taiwan Fertilizer Co. Ltd.	448,000	1,529,685
The Mosaic Co.	65,200	4,770,032
United Phosphorous Ltd.	314,732	1,415,140
Uralkali JSC GDR (Reg. S)	62,100	1,536,975
Yara International ASA	80,600	4,236,820
		78,210,603
Specialty Chemicals - 0.2%
Innophos Holdings, Inc.	24,000	881,280
Johnson Matthey PLC	2,900	88,929
		970,209
TOTAL CHEMICALS		80,976,922
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Fluor Corp.	32,300	1,556,537
Foster Wheeler AG (a)	3,500	81,970
Granite Construction, Inc.	11,800	285,324
Common Stocks - continued
	Shares	Value
CONSTRUCTION & ENGINEERING - CONTINUED
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	29,600	$ 1,142,856
KBR, Inc.	2,383	60,528
		3,127,215
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
HeidelbergCement AG	39,612	2,071,614
Martin Marietta Materials, Inc.	1,100	88,528
		2,160,142
CONTAINERS & PACKAGING - 0.3%
Paper Packaging - 0.3%
Rock-Tenn Co. Class A	21,900	1,245,015
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Regal-Beloit Corp.	9,202	531,047
ENERGY EQUIPMENT & SERVICES - 2.1%
Oil & Gas Drilling - 0.7%
Ensco International Ltd. ADR	16,600	769,244
Noble Corp.	28,500	984,105
Transocean Ltd. (a)	7,000	443,520
Trinidad Drilling Ltd.	28,600	143,014
Vantage Drilling Co. (a)	334,200	574,824
		2,914,707
Oil & Gas Equipment & Services - 1.4%
Aker Solutions ASA	19,200	292,294
Baker Hughes, Inc.	17,480	809,848
Fugro NV (Certificaten Van Aandelen) unit	1,100	77,800
Halliburton Co.	48,400	1,542,024
ION Geophysical Corp. (a)	300,700	1,470,423
National Oilwell Varco, Inc.	1,400	75,264
Saipem SpA	27,278	1,211,934
Schlumberger Ltd.	6,500	454,285
Technip SA	800	67,224
Wellstream Holdings PLC	31,400	372,276
		6,373,372
TOTAL ENERGY EQUIPMENT & SERVICES		9,288,079
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - 4.7%
Agricultural Products - 4.2%
Archer Daniels Midland Co.	273,800	$ 9,123,016
Bunge Ltd.	25,800	1,549,806
Chaoda Modern Agriculture (Holdings) Ltd.	594,000	484,319
China Agri-Industries Holding Ltd.	1,150,000	1,673,537
China Green (Holdings) Ltd.	300,000	307,692
Golden Agri-Resources Ltd.	2,306,000	1,158,078
IOI Corp. Bhd	223,606	418,318
Kuala Lumpur Kepong Bhd	27,000	171,842
Origin Agritech Ltd. (a)	40,410	351,971
PPB Group Bhd	124,300	767,136
Viterra, Inc. (a)	18,300	175,302
Wilmar International Ltd.	483,000	2,388,318
		18,569,335
Packaged Foods & Meats - 0.5%
China Yurun Food Group Ltd.	71,000	276,168
Cosan Ltd. Class A	63,100	829,765
MHP SA GDR (Reg. S) (a)	51,400	812,120
Tingyi (Cayman Islands) Holding Corp.	32,000	87,109
		2,005,162
TOTAL FOOD PRODUCTS		20,574,497
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
Keppel Corp. Ltd.	110,000	848,180
MACHINERY - 0.9%
Construction & Farm Machinery & Heavy Trucks - 0.8%
Bucyrus International, Inc. Class A	5,300	361,248
Caterpillar, Inc.	1,100	86,460
Cummins, Inc.	10,700	942,670
Deere & Co.	1,100	84,480
Jain Irrigation Systems Ltd.	162,100	848,442
Komatsu Ltd.	32,000	782,126
PT United Tractors Tbk	62,500	155,245
Weichai Power Co. Ltd. (H Shares)	9,000	118,200
		3,378,871
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - 0.1%
Duoyuan Global Water, Inc. ADR (a)(d)	46,000	$ 575,460
TOTAL MACHINERY		3,954,331
METALS & MINING - 34.6%
Aluminum - 0.4%
Alcoa, Inc.	119,200	1,565,096
Diversified Metals & Mining - 15.6%
African Rainbow Minerals Ltd.	42,400	1,081,692
Anglo American PLC (United Kingdom)	166,151	7,741,062
Antofagasta PLC	17,500	370,657
BHP Billiton PLC	683,416	24,206,989
Eramet SA	222	76,932
Eurasian Natural Resources Corp. PLC	46,500	648,522
First Quantum Minerals Ltd.	13,800	1,208,430
Freeport-McMoRan Copper & Gold, Inc.	49,300	4,667,724
Grupo Mexico SA de CV Series B	92,082	302,777
HudBay Minerals, Inc.	12,200	192,588
Ivanhoe Australia Ltd. (a)	50,000	155,764
Ivanhoe Mines Ltd. (a)	11,000	263,379
Jiangxi Copper Co. Ltd. (H Shares)	40,000	111,466
Kazakhmys PLC	75,400	1,589,756
Mitsubishi Materials Corp. (a)	119,000	372,528
Mongolian Mining Corp.	442,000	478,423
OJSC MMC Norilsk Nickel sponsored ADR	102,500	1,911,625
Rio Tinto PLC	191,987	12,468,050
Southern Copper Corp.	2,100	89,880
Sterlite Industries (India) Ltd.	173,488	665,507
Sumitomo Metal Mining Co. Ltd.	42,000	668,359
Teck Resources Ltd. Class B (sub. vtg.)	57,700	2,579,782
Vedanta Resources PLC	11,800	392,286
Walter Energy, Inc.	12,900	1,134,684
Xstrata PLC	245,891	4,764,877
		68,143,739
Gold - 9.0%
Agnico-Eagle Mines Ltd.:
(Canada)	27,500	2,132,807
(United States)	100	7,759
AngloGold Ashanti Ltd. sponsored ADR	78,800	3,712,268
Barrick Gold Corp.	149,600	7,204,973
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Eldorado Gold Corp.	28,000	$ 474,125
Franco-Nevada Corp.	9,800	338,037
Gold Fields Ltd. sponsored ADR	75,300	1,187,481
Goldcorp, Inc.	154,500	6,898,647
Harmony Gold Mining Co. Ltd. sponsored ADR	39,100	451,214
IAMGOLD Corp.	71,100	1,297,354
Kinross Gold Corp.	180,205	3,242,241
Kinross Gold Corp. warrants 9/17/14 (a)	2,772	11,388
Newcrest Mining Ltd.	118,138	4,624,726
Newmont Mining Corp.	59,600	3,627,852
Polyus Gold OJSC sponsored ADR	11,000	328,900
Randgold Resources Ltd. sponsored ADR	27,000	2,535,840
Royal Gold, Inc.	3,000	148,530
Yamana Gold, Inc.	99,700	1,096,808
Zijin Mining Group Co. Ltd. (H Shares)	92,000	86,763
		39,407,713
Precious Metals & Minerals - 1.2%
Anglo Platinum Ltd. (a)	5,800	573,786
Aquarius Platinum Ltd. (United Kingdom)	104,000	600,345
Compania de Minas Buenaventura SA sponsored ADR	5,700	302,328
Impala Platinum Holdings Ltd.	48,900	1,382,174
Lonmin PLC (a)	4,922	137,922
Northam Platinum Ltd.	20,900	144,554
Pan American Silver Corp.	11,100	354,312
Polymetal JSC GDR (Reg. S) (a)	15,700	248,060
Silver Standard Resources, Inc. (a)	16,000	388,480
Silver Wheaton Corp. (a)	31,400	902,685
		5,034,646
Steel - 8.4%
Allegheny Technologies, Inc.	1,400	73,766
ArcelorMittal SA Class A unit (d)	108,200	3,503,516
Atlas Iron Ltd. (a)	36,000	88,521
BlueScope Steel Ltd.	491,649	960,880
Carpenter Technology Corp.	30,300	1,080,498
China Steel Corp.	33,819	34,311
Cliffs Natural Resources, Inc.	3,400	221,680
Commercial Metals Co.	54,000	749,520
Companhia Siderurgica Nacional SA (CSN)	9,900	164,399
Gerdau SA sponsored ADR (d)	31,300	408,152
JFE Holdings, Inc.	74,200	2,313,892
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Jindal Steel & Power Ltd.	57,871	$ 910,726
JSW Steel Ltd.	11,131	336,994
Kobe Steel Ltd.	231,000	507,684
Maanshan Iron & Steel Co. Ltd. (H Shares)	1,136,000	650,713
Magnitogorsk Iron & Steel Works OJSC unit (a)	6,500	81,250
Maruichi Steel Tube Ltd.	13,000	257,351
Mechel Steel Group OAO sponsored ADR	16,000	376,800
Nippon Steel Corp.	570,000	1,791,580
Novolipetsk Steel Ojsc	4,500	154,035
Nucor Corp.	27,700	1,058,694
OneSteel Ltd.	142,793	377,695
POSCO	8,607	3,554,719
Reliance Steel & Aluminum Co.	33,200	1,389,420
Salzgitter AG	3,225	231,506
Sumitomo Metal Industries Ltd.	578,000	1,341,528
Tata Steel Ltd.	24,147	321,088
Ternium SA sponsored ADR	4,600	157,688
Thyssenkrupp AG	10,000	367,899
Tokyo Steel Manufacturing Co. Ltd.	9,500	94,209
United States Steel Corp. (d)	28,400	1,215,236
Vale SA (PN-A) sponsored ADR	326,000	9,365,980
Voestalpine AG	29,400	1,165,282
Yamato Kogyo Co. Ltd.	58,000	1,487,660
		36,794,872
TOTAL METALS & MINING		150,946,066
OIL, GAS & CONSUMABLE FUELS - 30.7%
Coal & Consumable Fuels - 1.6%
Alpha Natural Resources, Inc. (a)	41,505	1,874,781
Arch Coal, Inc.	24,000	590,160
Banpu PCL (For. Reg.)	7,700	199,058
China Coal Energy Co. Ltd. (H Shares)	146,000	252,398
China Shenhua Energy Co. Ltd. (H Shares)	72,500	322,690
Cloud Peak Energy, Inc.	22,100	383,877
CONSOL Energy, Inc.	15,900	584,484
Massey Energy Co.	42,600	1,792,182
Paladin Energy Ltd. (a)	21,511	86,400
Peabody Energy Corp.	14,800	782,920
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
PT Bumi Resources Tbk	684,000	$ 170,282
Uranium One, Inc. (a)	22,400	91,585
		7,130,817
Integrated Oil & Gas - 21.3%
BG Group PLC	222,057	4,324,368
BP PLC	1,159,800	7,882,370
Cenovus Energy, Inc.	4,500	125,218
Chevron Corp.	122,300	10,103,203
China Petroleum & Chemical Corp. (H Shares)	597,000	568,024
ConocoPhillips	22,000	1,306,800
Ecopetrol SA ADR	2,000	95,480
ENI SpA	156,727	3,528,187
Exxon Mobil Corp.	312,361	20,762,636
Hess Corp.	8,100	510,543
Imperial Oil Ltd.	11,600	446,075
InterOil Corp. (a)(d)	6,800	484,024
Lukoil Oil Co. sponsored ADR	29,000	1,619,650
Marathon Oil Corp.	116,800	4,154,576
Murphy Oil Corp.	14,200	925,272
OAO Gazprom sponsored ADR	121,300	2,650,405
Occidental Petroleum Corp.	63,100	4,961,553
Origin Energy Ltd.	55,019	859,156
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	173,000	5,395,870
Repsol YPF SA	53,241	1,476,022
Royal Dutch Shell PLC Class A (United Kingdom)	379,950	12,333,010
StatoilHydro ASA	3,900	85,144
Suncor Energy, Inc.	118,232	3,788,432
Surgutneftegaz JSC sponsored ADR	3,930	38,082
Total SA	81,255	4,421,915
		92,846,015
Oil & Gas Exploration & Production - 7.2%
Alange Energy Corp. (a)	190,000	137,857
Anadarko Petroleum Corp.	39,400	2,425,858
Apache Corp.	21,600	2,182,032
Berry Petroleum Co. Class A	36,300	1,241,823
Cairn Energy PLC (a)	44,204	273,300
Canadian Natural Resources Ltd.	83,800	3,050,783
Chesapeake Energy Corp.	31,100	674,870
Cimarex Energy Co.	6,800	521,900
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
CNOOC Ltd. sponsored ADR	8,200	$ 1,713,144
CNPC (Hong Kong) Ltd.	50,000	63,603
Concho Resources, Inc. (a)	1,200	82,404
Denbury Resources, Inc. (a)	51,400	874,828
Devon Energy Corp.	13,800	897,276
EnCana Corp.	5,200	146,889
EOG Resources, Inc.	13,600	1,301,792
Falkland Oil & Gas Ltd. (a)(d)	216,700	355,866
Gran Tierra Energy, Inc. (a)	7,200	53,652
Heritage Oil PLC	75,500	416,715
Japan Petroleum Exploration Co. Ltd.	4,800	183,422
Lundin Petroleum AB (a)	30,000	283,764
Mariner Energy, Inc. (a)	19,800	493,416
Newfield Exploration Co. (a)	1,400	83,468
Nexen, Inc.	8,300	176,596
Niko Resources Ltd.	11,200	1,068,497
Noble Energy, Inc.	9,800	798,504
Northern Oil & Gas, Inc. (a)	47,600	936,768
OAO NOVATEK GDR	7,600	726,940
OGX Petroleo e Gas Participacoes SA (a)	5,900	77,409
Oil & Natural Gas Corp. Ltd.	5,222	153,632
OPTI Canada, Inc. (a)	1,496,600	1,027,179
Pacific Rubiales Energy Corp. (a)	6,300	200,817
Painted Pony Petroleum Ltd. Class A (a)	27,400	188,595
PetroBakken Energy Ltd. Class A	7,348	162,248
Petrobank Energy & Resources Ltd. (a)	42,100	1,675,497
Petrohawk Energy Corp. (a)	43,200	734,832
Petrominerales Ltd.	3,200	81,985
Plains Exploration & Production Co. (a)	1,000	27,870
Progress Energy Resources Corp.	23,200	246,354
QEP Resources, Inc.	10,900	360,027
Rockhopper Exploration PLC (a)	120,800	616,424
Santos Ltd.	31,881	394,151
Southwestern Energy Co. (a)	52,800	1,787,280
Talisman Energy, Inc.	105,000	1,903,569
Tullow Oil PLC	10,100	191,753
Ultra Petroleum Corp. (a)	5,000	205,750
Whiting Petroleum Corp. (a)	1,700	170,748
		31,372,087
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Refining & Marketing - 0.6%
Frontier Oil Corp.	57,600	$ 763,200
Holly Corp.	37,400	1,224,102
Neste Oil Oyj	3,800	63,027
Reliance Industries Ltd.	24,940	616,818
Sunoco, Inc.	4,200	157,374
		2,824,521
TOTAL OIL, GAS & CONSUMABLE FUELS		134,173,440
PAPER & FOREST PRODUCTS - 4.1%
Forest Products - 0.6%
China Forestry Holdings Co. Ltd.	988,000	469,065
Duratex SA	7,100	81,801
Sino-Forest Corp. (a)	97,000	1,917,364
		2,468,230
Paper Products - 3.5%
Domtar Corp.	1,300	103,168
Empresas CMPC SA	1,653	89,214
Fibria Celulose SA sponsored ADR (a)(d)	96,589	1,734,738
International Paper Co.	194,100	4,906,848
MeadWestvaco Corp.	3,400	87,482
Nine Dragons Paper (Holdings) Ltd.	702,000	1,132,075
Nippon Paper Group, Inc.	24,300	616,976
Oji Paper Co. Ltd.	429,000	1,978,916
Sappi Ltd. (a)	61,475	304,696
Stora Enso Oyj (R Shares)	70,400	699,421
Suzano Papel e Celulose SA	46,125	441,945
Svenska Cellulosa AB (SCA) (B Shares)	106,500	1,651,311
UPM-Kymmene Corp.	108,000	1,795,805
		15,542,595
TOTAL PAPER & FOREST PRODUCTS		18,010,825
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Specialized REITs - 0.9%
Rayonier, Inc.	8,200	428,040
Weyerhaeuser Co.	218,485	3,543,827
		3,971,867
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 0.1%
Railroads - 0.1%
CSX Corp.	8,800	$ 540,760
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	45,300	1,066,776
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Trading Companies & Distributors - 0.4%
Adani Enterprises Ltd.	6,000	95,357
Kloeckner & Co. AG (a)	15,374	340,135
Mills Estruturas e Servicos de Engenharia SA (a)	20,000	241,359
Noble Group Ltd.	566,090	813,511
		1,490,362
TRANSPORTATION INFRASTRUCTURE - 0.1%
Highways & Railtracks - 0.1%
Ecorodovias Infraestrutura e Logistica SA (a)	24,100	182,747
TOTAL COMMON STOCKS (Cost $384,228,881)		433,088,271
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.23% (b)	6,054,985	6,054,985
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	6,183,336	6,183,336
TOTAL MONEY MARKET FUNDS (Cost $12,238,321)		12,238,321
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $396,467,202)		445,326,592
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(8,583,437)
NET ASSETS - 100%		$ 436,743,155
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,925
Fidelity Securities Lending Cash Central Fund	89,586
Total	$ 100,511
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 433,088,271	$ 352,259,123	$ 80,829,148	$ -
Money Market Funds	12,238,321	12,238,321	-	-
Total Investments in Securities:	$ 445,326,592	$ 364,497,444	$ 80,829,148	$ -
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 65,806
Total Realized Gain (Loss)	69,126
Total Unrealized Gain (Loss)	(9,563)
Cost of Purchases	55,134
Proceeds of Sales	(180,503)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	32.1%
United Kingdom	18.2%
Canada	16.0%
Brazil	4.2%
Japan	3.0%
Switzerland	2.9%
Australia	2.5%
Russia	2.3%
South Africa	1.9%
Germany	1.7%
Bermuda	1.3%
India	1.1%
Italy	1.1%
Norway	1.1%
France	1.0%
Luxembourg	1.0%
Others (Individually Less Than 1%)	8.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $6,035,071) - See accompanying schedule: Unaffiliated issuers (cost $384,228,881)	$ 433,088,271
Fidelity Central Funds (cost $12,238,321)	12,238,321
Total Investments (cost $396,467,202)		$ 445,326,592
Foreign currency held at value (cost $1,064)		1,049
Receivable for investments sold		4,050,412
Receivable for fund shares sold		1,637,236
Dividends receivable		365,521
Distributions receivable from Fidelity Central Funds		3,807
Other receivables		8,763
Total assets		451,393,380

Liabilities
Payable for investments purchased	$ 7,445,387
Payable for fund shares redeemed	520,792
Accrued management fee	247,232
Distribution and service plan fees payable	31,885
Other affiliated payables	96,299
Other payables and accrued expenses	125,294
Collateral on securities loaned, at value	6,183,336
Total liabilities		14,650,225

Net Assets		$ 436,743,155
Net Assets consist of:
Paid in capital		$ 387,323,136
Undistributed net investment income		4,074,073
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,442,191)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,788,137
Net Assets		$ 436,743,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($60,369,831 ÷ 3,869,054 shares)	$ 15.60

Maximum offering price per share (100/94.25 of $15.60)	$ 16.55
Class T: Net Asset Value and redemption price per share ($11,762,486 ÷ 756,241 shares)	$ 15.55

Maximum offering price per share (100/96.50 of $15.55)	$ 16.11
Class B: Net Asset Value and offering price per share ($4,348,164 ÷ 281,298 shares)A	$ 15.46

Class C: Net Asset Value and offering price per share ($14,337,610 ÷ 927,787 shares)A	$ 15.45

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($310,186,006 ÷ 19,806,577 shares)	$ 15.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($35,739,058 ÷ 2,281,918 shares)	$ 15.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 6,484,153
Special dividends		3,210,012
Interest		2
Income from Fidelity Central Funds		100,511
Income before foreign taxes withheld		9,794,678
Less foreign taxes withheld		(414,094)
Total income		9,380,584

Expenses
Management fee	$ 2,448,315
Transfer agent fees	859,170
Distribution and service plan fees	299,224
Accounting and security lending fees	179,820
Custodian fees and expenses	137,701
Independent trustees' compensation	1,830
Registration fees	149,234
Audit	52,141
Legal	1,176
Interest	920
Miscellaneous	2,271
Total expenses before reductions	4,131,802
Expense reductions	(41,295)	4,090,507
Net investment income (loss)		5,290,077
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,801)	(2,524,423)
Foreign currency transactions	(119,006)
Total net realized gain (loss)		(2,643,429)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $72,455)	40,352,125
Assets and liabilities in foreign currencies	4,035
Total change in net unrealized appreciation (depreciation)		40,356,160
Net gain (loss)		37,712,731
Net increase (decrease) in net assets resulting from operations		$ 43,002,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	For the period March 25, 2009 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,290,077	$ 14,516
Net realized gain (loss)	(2,643,429)	1,187,329
Change in net unrealized appreciation (depreciation)	40,356,160	8,431,977
Net increase (decrease) in net assets resulting from operations	43,002,808	9,633,822
Distributions to shareholders from net investment income	(188,424)	-
Distributions to shareholders from net realized gain	(1,358,291)	-
Total distributions	(1,546,715)	-
Share transactions - net increase (decrease)	198,095,255	187,451,591
Redemption fees	48,090	58,304
Total increase (decrease) in net assets	239,599,438	197,143,717

Net Assets
Beginning of period	197,143,717	-
End of period (including undistributed net investment income of $4,074,073 and undistributed net investment income of $13,431, respectively)	$ 436,743,155	$ 197,143,717

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.19 K	(.01)
Net realized and unrealized gain (loss)	2.20	3.29
Total from investment operations	2.39	3.28
Distributions from net investment income	- J	-
Distributions from net realized gain	(.08)	-
Total distributions	(.08)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.60	$ 13.29
Total ReturnB,C,D	18.04%	32.90%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.37%	1.65% A
Expenses net of fee waivers, if any	1.37%	1.50%A
Expenses net of all reductions	1.36%	1.48%A
Net investment income (loss)	1.35% K	(.15)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,370	$ 15,705
Portfolio turnover rateG	54%	25%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16 K	(.03)
Net realized and unrealized gain (loss)	2.19	3.29
Total from investment operations	2.35	3.26
Distributions from net realized gain	(.07)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.55	$ 13.27
Total Return B,C,D	17.73%	32.70%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	2.04% A
Expenses net of fee waivers, if any	1.63%	1.75% A
Expenses net of all reductions	1.61%	1.73% A
Net investment income (loss)	1.10% K	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,762	$ 4,665
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 K	(.07)
Net realized and unrealized gain (loss)	2.20	3.28
Total from investment operations	2.28	3.21
Distributions from net realized gain	(.04)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.46	$ 13.22
Total Return B,C,D	17.23%	32.20%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.66% A
Expenses net of fee waivers, if any	2.16%	2.25% A
Expenses net of all reductions	2.15%	2.23% A
Net investment income (loss)	.56% K	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,348	$ 2,726
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 K	(.07)
Net realized and unrealized gain (loss)	2.19	3.28
Total from investment operations	2.27	3.21
Distributions from net realized gain	(.04)	-
Redemption fees added to paid in capital E	- J	.01
Net asset value, end of period	$ 15.45	$ 13.22
Total Return B,C,D	17.21%	32.20%
Ratios to Average Net Assets F,I
Expenses before reductions	2.14%	2.53% A
Expenses net of fee waivers, if any	2.14%	2.25% A
Expenses net of all reductions	2.13%	2.23% A
Net investment income (loss)	.58% K	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,338	$ 4,798
Portfolio turnover rate G	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.23 J	.01
Net realized and unrealized gain (loss)	2.21	3.29
Total from investment operations	2.44	3.30
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.08)	-
Total distributions	(.09)	-
Redemption fees added to paid in capitalD	-I	.01
Net asset value, end of period	$ 15.66	$ 13.31
Total ReturnB,C	18.38%	33.10%
Ratios to Average Net AssetsE,H
Expenses before reductions	1.10%	1.42%A
Expenses net of fee waivers, if any	1.10%	1.25%A
Expenses net of all reductions	1.09%	1.23%A
Net investment income (loss)	1.62% J	.10%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 310,186	$ 159,439
Portfolio turnover rateF	54%	25%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.23 J	.01
Net realized and unrealized gain (loss)	2.21	3.29
Total from investment operations	2.44	3.30
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.08)	-
Total distributions	(.09)	-
Redemption fees added to paid in capital D	- I	.01
Net asset value, end of period	$ 15.66	$ 13.31
Total Return B,C	18.39%	33.10%
Ratios to Average Net Assets E,H
Expenses before reductions	1.09%	1.36% A
Expenses net of fee waivers, if any	1.09%	1.25% A
Expenses net of all reductions	1.07%	1.23% A
Net investment income (loss)	1.64% J	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,739	$ 9,811
Portfolio turnover rate F	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 25, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC)and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 61,409,156
Gross unrealized depreciation	(18,023,785)
Net unrealized appreciation (depreciation)	$ 43,385,371

Tax Cost	$ 401,941,221

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,193,998
Undistributed long-term capital gain	$ 1,911,902
Net unrealized appreciation (depreciation)	$ 43,386,573

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 1,546,715	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $387,406,917 and $178,635,735, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 100,827	$ 5,669
Class T	.25%	.25%	44,998	3,026
Class B	.75%	.25%	43,683	34,562
Class C	.75%	.25%	109,716	73,600
			$ 299,224	$ 116,857

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 71,199
Class T	9,668
Class B*	64,189
Class C*	4,311
$ 149,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 107,075.26
Class T	24,116.27
Class B	13,309.30
Class C	31,332.28
Global Commodity Stock	629,234.24
Institutional Class	54,104.23
	$ 859,170

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,718 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,460,667.46%		$ 666

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $774 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,586. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $3,318,000. The weighted average interest rate was .69%. The interest expense amounted to $254 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41,295 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009 A
From net investment income
Class A	$ 7,432	$ -
Global Commodity Stock	168,019	-
Institutional Class	12,973	-
Total	$ 188,424	$ -
From net realized gain
Class A	$ 143,058	$ -
Class T	30,137	-
Class B	9,302	-
Class C	20,828	-
Global Commodity Stock	1,078,126	-
Institutional Class	76,840	-
Total	$ 1,358,291	$ -

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Class A
Shares sold	3,636,511	1,217,436	$ 52,113,230	$ 15,536,230
Reinvestment of distributions	8,310	-	119,911	-
Shares redeemed	(957,806)	(35,397)	(13,354,681)	(440,651)
Net increase (decrease)	2,687,015	1,182,039	$ 38,878,460	$ 15,095,579
Class T
Shares sold	635,625	352,496	$ 9,055,849	$ 4,355,249
Reinvestment of distributions	2,006	-	28,921	-
Shares redeemed	(233,090)	(796)	(3,190,490)	(10,905)
Net increase (decrease)	404,541	351,700	$ 5,894,280	$ 4,344,344

Annual Report

11. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2010	2009 A	2010	2009 A
Class B
Shares sold	275,613	209,917	$ 3,943,173	$ 2,460,093
Reinvestment of distributions	543	-	7,824	-
Shares redeemed	(200,985)	(3,790)	(2,763,660)	(51,192)
Net increase (decrease)	75,171	206,127	$ 1,187,337	$ 2,408,901
Class C
Shares sold	869,321	368,806	$ 12,506,411	$ 4,531,477
Reinvestment of distributions	1,339	-	19,266	-
Shares redeemed	(305,685)	(5,994)	(4,197,936)	(81,571)
Net increase (decrease)	564,975	362,812	$ 8,327,741	$ 4,449,906
Global Commodity Stock
Shares sold	19,122,952	14,544,887	$ 278,892,729	$ 183,653,183
Reinvestment of distributions	81,765	-	1,181,498	-
Shares redeemed	(11,379,620)	(2,563,407)	(158,960,668)	(31,996,439)
Net increase (decrease)	7,825,097	11,981,480	$ 121,113,559	$ 151,656,744
Institutional Class
Shares sold	1,969,025	773,649	$ 28,672,948	$ 9,932,033
Reinvestment of distributions	2,588	-	37,397	-
Shares redeemed	(426,975)	(36,369)	(6,016,467)	(435,916)
Net increase (decrease)	1,544,638	737,280	$ 22,693,878	$ 9,496,117

A For the period March 25, 2009 (commencement of operations) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/13/10	12/10/10	$0.137	$0.062

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2010, $1,911,902, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 56% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/14/09	$0.008	$0.0027

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and, if a meaningful peer group exists, a peer group of mutual funds.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Global Commodity Stock Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of the retail class ranked below its competitive median for the period and the total expenses of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that total expenses for Class T were above median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

AGCSI-UANN-1210
1.879388.101

Fidelity®
International Discovery
Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund A	13.76%	4.48%	5.23%

A Prior to October 1, 2004, Fidelity International Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the 12 months ending October 31, 2010, the fund's Retail Class shares returned 13.76%, beating the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. Stock selection drove relative performance, with particularly strong gains coming from investments in emerging markets, as well as the consumer discretionary, information technology, health care and industrials sectors. Top contributors included Elekta, a Swedish manufacturer of radiation-therapy equipment that benefited from successful product launches and an increase in capital spending by hospitals, and SSL International, a U.K. health care company that received a handsome buyout offer. I sold SSL. In consumer discretionary - which increased as a percentage of fund assets - strong gains at Carphone Warehouse Group, a U.K. cell phone retailer, were fueled in part by an expanding partnership with big-box electronics retailer Best Buy. All three holdings were out-of-index positions. Detractors were minimal, with underweightings in consumer staples and materials just nicking results. Stock disappointments included HeidelbergCement, a German cement company whose U.S. business was hurt by the weak housing market, and Swiss investment bank UBS, whose revenue slowed more than expected.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2009 to October 31, 2010
Class A	1.32%
Actual		$ 1,000.00	$ 1,071.90	$ 6.89
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.72
Class T	1.57%
Actual		$ 1,000.00	$ 1,070.70	$ 8.19
Hypothetical A		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.08%
Actual		$ 1,000.00	$ 1,067.90	$ 10.84
Hypothetical A		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.07%
Actual		$ 1,000.00	$ 1,067.70	$ 10.79
Hypothetical A		$ 1,000.00	$ 1,014.77	$ 10.51
International Discovery	1.02%
Actual		$ 1,000.00	$ 1,073.70	$ 5.33
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19
Class K	.82%
Actual		$ 1,000.00	$ 1,074.80	$ 4.29
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,074.10	$ 5.07
Hypothetical A		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 20.9%
Japan 12.1%
France 8.8%
Switzerland 7.0%
Germany 6.6%
United States of America 4.3%
Spain 3.8%
Denmark 3.3%
Australia 3.0%
Other 30.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 20.0%
Japan 18.7%
France 9.6%
Switzerland 7.2%
Germany 6.7%
Netherlands 3.8%
Australia 3.0%
Spain 3.0%
United States of America 2.3%
Other 25.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
	As of October 31, 2010	As of April 30, 2010
Stocks	98.6	99.3
Short-Term Investments and Net Other Assets	1.4	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	1.3
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	2.0
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.2
Nestle SA (Switzerland, Food Products)	1.6	1.4
Novartis AG (Switzerland, Pharmaceuticals)	1.5	1.2
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.4	0.9
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.3	1.9
Bayerische Motoren Werke AG (BMW) (Germany, Automobiles)	1.3	0.9
SOFTBANK CORP. (Japan, Wireless Telecommunication Services)	1.3	0.8
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.2	0.6
	15.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	21.6
Consumer Discretionary	20.8	15.7
Industrials	9.5	11.0
Materials	9.3	9.6
Health Care	9.1	9.1
Consumer Staples	8.6	7.8
Energy	6.4	7.8
Information Technology	6.1	11.1
Telecommunication Services	6.2	4.0
Utilities	0.6	1.6

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 108,304
JB Hi-Fi Ltd. (d)	1,401,880	27,302
Macquarie Group Ltd.	1,446,043	51,282
Newcrest Mining Ltd.	1,300,681	50,918
Wesfarmers Ltd.	1,097,894	35,644
Westfield Group unit	2,381,694	28,885
TOTAL AUSTRALIA		302,335
Bailiwick of Jersey - 0.6%
Experian PLC	3,677,200	42,742
Informa PLC	2,335,767	16,316
TOTAL BAILIWICK OF JERSEY		59,058
Belgium - 1.2%
Anheuser-Busch InBev SA NV	1,791,980	112,293
EVS Broadcast Equipment SA	89,263	5,602
TOTAL BELGIUM		117,895
Bermuda - 1.1%
Huabao International Holdings Ltd.	27,748,000	41,812
Li & Fung Ltd.	4,808,000	25,401
Noble Group Ltd.	26,477,364	38,050
Sihuan Pharmaceutical Holdings Group Ltd.	496,000	360
TOTAL BERMUDA		105,623
Brazil - 1.7%
Banco ABC Brasil SA	572,000	5,635
Banco Santander (Brasil) SA ADR	1,896,000	27,302
Diagnosticos da America SA	2,508,000	30,959
Drogasil SA	1,040,700	26,323
Souza Cruz Industria Comerico	1,579,500	81,157
TOTAL BRAZIL		171,376
British Virgin Islands - 0.3%
HLS Systems International Ltd. (a)(d)	610,767	7,720
Playtech Ltd. (d)	3,758,978	26,966
TOTAL BRITISH VIRGIN ISLANDS		34,686
Canada - 1.8%
First Quantum Minerals Ltd.	249,300	21,831
InterOil Corp. (a)(d)	247,600	17,624
Niko Resources Ltd.	483,100	46,088
Open Text Corp. (a)	769,600	34,047
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Pan American Silver Corp.	843,000	$ 26,909
Petrobank Energy & Resources Ltd. (a)	813,500	32,376
TOTAL CANADA		178,875
Cayman Islands - 2.4%
Belle International Holdings Ltd.	9,430,000	17,032
Bosideng International Holdings Ltd.	81,544,000	41,239
China Lodging Group Ltd. ADR (d)	344,759	8,381
Ctrip.com International Ltd. sponsored ADR (a)	505,000	26,295
Eurasia Drilling Co. Ltd. GDR (f)	257,900	6,576
Hengdeli Holdings Ltd.	75,304,000	41,775
Mongolian Mining Corp.	15,168,000	16,418
Perfect World Co. Ltd. sponsored ADR Class B (a)	771,187	24,986
Shenguan Holdings Group Ltd.	21,268,000	27,713
TPK Holdings Co.	25,000	413
Want Want China Holdings Ltd.	36,693,000	33,847
TOTAL CAYMAN ISLANDS		244,675
China - 1.2%
Baidu.com, Inc. sponsored ADR (a)	348,900	38,382
China Merchants Bank Co. Ltd. (H Shares)	18,516,200	52,554
Comba Telecom Systems Holdings Ltd. (d)	7,504,420	8,520
Minth Group Ltd.	2,146,000	4,014
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,492,000	7,748
ZTE Corp. (H Shares) (d)	2,362,096	8,776
TOTAL CHINA		119,994
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	21,633,000	607
Denmark - 3.3%
Carlsberg AS Series B	673,200	73,612
Novo Nordisk AS Series B	1,311,389	137,673
Pandora A/S	758,300	36,789
William Demant Holding AS (a)	1,094,900	82,070
TOTAL DENMARK		330,144
Egypt - 0.2%
Orascom Construction Industries SAE GDR	443,300	20,525
France - 8.8%
Accor SA	732,241	30,021
Atos Origin SA (a)	1,202,978	55,615
AXA SA	2,162,866	39,365
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	983,966	$ 71,948
Carrefour SA	973,625	52,537
Compagnie Generale de Geophysique SA (a)	1,085,600	25,352
Edenred (a)	552,100	11,562
Essilor International SA	566,366	37,812
GDF Suez	760,000	30,329
Iliad Group SA (d)	509,521	57,356
LVMH Moet Hennessy - Louis Vuitton	797,092	124,886
Pernod-Ricard SA	388,925	34,478
PPR SA	664,000	108,838
Sanofi-Aventis	317,944	22,270
Schneider Electric SA	588,962	83,590
Societe Generale Series A	1,175,263	70,360
Unibail-Rodamco	118,400	24,663
TOTAL FRANCE		880,982
Germany - 5.2%
Bayerische Motoren Werke AG (BMW)	1,818,327	130,326
Fresenius Medical Care AG & Co. KGaA	964,000	61,394
GEA Group AG	2,030,727	53,094
HeidelbergCement AG	245,167	12,822
Kabel Deutschland Holding AG	1,258,000	56,636
MAN SE	529,280	58,181
Metro AG	439,200	30,776
Siemens AG	1,089,506	124,433
TOTAL GERMANY		527,662
Greece - 0.2%
Coca-Cola Hellenic Bottling Co. SA	692,200	17,915
Hong Kong - 1.6%
AIA Group Ltd.	5,311,400	15,795
Henderson Land Development Co. Ltd.	3,760,700	26,709
I.T Ltd.	21,016,000	17,732
Techtronic Industries Co. Ltd.	65,201,500	66,032
Wharf Holdings Ltd.	4,890,000	32,111
TOTAL HONG KONG		158,379
India - 2.8%
Adani Enterprises Ltd.	1,982,014	31,500
Gitanjali Gems Ltd.	2,506,415	16,763
Housing Development Finance Corp. Ltd.	1,506,925	23,380
IndusInd Bank Ltd.	2,074,982	12,340
Common Stocks - continued
	Shares	Value (000s)
India - continued
INFO Edge India Ltd.	679,326	$ 10,427
Infrastructure Development Finance Co. Ltd.	3,122,908	14,094
Larsen & Toubro Ltd.	783,228	35,831
LIC Housing Finance Ltd.	1,481,322	44,801
Reliance Industries Ltd.	903,416	22,343
Rural Electrification Corp. Ltd.	2,750,582	23,001
Shriram Transport Finance Co. Ltd.	621,359	12,356
State Bank of India	217,944	15,491
The Jammu & Kashmir Bank Ltd.	545,569	11,206
Titan Industries Ltd.	160,588	12,869
TOTAL INDIA		286,402
Indonesia - 0.7%
PT Bank Rakyat Indonesia Tbk	19,678,500	25,100
PT Tower Bersama Infrastructure Tbk	4,813,500	1,373
PT XL Axiata Tbk (a)	67,983,500	43,738
TOTAL INDONESIA		70,211
Ireland - 0.5%
Ingersoll-Rand Co. Ltd.	731,600	28,759
James Hardie Industries NV unit (a)	3,882,491	20,501
TOTAL IRELAND		49,260
Israel - 0.2%
Israel Chemicals Ltd.	1,513,500	23,150
Italy - 1.4%
Intesa Sanpaolo SpA	5,602,109	19,702
Intesa Sanpaolo SpA (Risparmio Shares)	6,681,302	18,305
Prysmian SpA	964,200	18,689
Saipem SpA	1,876,915	83,389
TOTAL ITALY		140,085
Japan - 12.1%
ABC-Mart, Inc.	1,529,000	52,005
Asics Corp.	2,858,000	30,864
Canon, Inc.	1,331,350	61,286
Cosmos Pharmaceutical Corp.	543,200	17,099
Denso Corp.	1,577,500	49,057
Don Quijote Co. Ltd.	808,400	22,091
eAccess Ltd.	24,546	17,905
Fast Retailing Co. Ltd.	89,100	11,671
Goldcrest Co. Ltd.	161,770	3,492
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Honda Motor Co. Ltd.	1,736,200	$ 62,588
JSR Corp.	2,283,400	39,527
Keyence Corp.	192,600	47,749
Komatsu Ltd.	1,833,900	44,823
Mazda Motor Corp.	14,841,000	37,718
Misumi Group, Inc.	825,300	17,692
Mitsubishi Corp.	1,980,200	47,564
Mitsubishi UFJ Financial Group, Inc.	12,527,700	58,141
Mitsui & Co. Ltd.	2,230,900	35,086
Mizuho Financial Group, Inc.	17,803,700	25,821
Nichi-iko Pharmaceutical Co. Ltd.	932,200	32,877
Nintendo Co. Ltd.	88,400	22,905
Omron Corp.	1,439,900	33,425
ORIX Corp.	1,209,560	110,329
Osaka Securities Exchange Co. Ltd.	1,866	9,391
Rakuten, Inc.	80,045	61,673
Ricoh Co. Ltd.	3,021,000	42,260
Sawai Pharmaceutical Co. Ltd. (d)	160,300	14,004
SOFTBANK CORP.	4,003,100	128,560
Sony Financial Holdings, Inc.	7,099	24,701
Start Today Co. Ltd.	7,249	22,548
Sumitomo Mitsui Financial Group, Inc.	1,151,300	34,364
TOTAL JAPAN		1,219,216
Korea (South) - 1.5%
Hyundai Motor Co.	192,345	29,078
Kia Motors Corp.	912,890	36,451
NCsoft Corp.	97,952	21,559
NHN Corp. (a)	123,150	21,848
Samsung Electronics Co. Ltd.	38,175	25,292
Shinhan Financial Group Co. Ltd.	421,030	16,306
TOTAL KOREA (SOUTH)		150,534
Luxembourg - 0.3%
Millicom International Cellular SA	282,400	26,715
Mauritius - 0.2%
MakeMyTrip Ltd.	456,425	16,500
Mexico - 0.4%
Wal-Mart de Mexico SA de CV Series V	14,883,600	40,708
Netherlands - 2.2%
AEGON NV (a)	3,601,200	22,818
Gemalto NV (d)	704,193	32,061
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen) unit (a)	4,878,900	$ 52,185
Koninklijke Philips Electronics NV	2,283,638	69,639
LyondellBasell Industries NV Class A (a)	1,230,700	33,057
Randstad Holdings NV (a)	229,781	10,935
TOTAL NETHERLANDS		220,695
Norway - 1.6%
Aker Solutions ASA	1,903,800	28,983
DnB NOR ASA	5,226,955	71,723
Telenor ASA	1,549,800	24,982
Yara International ASA	620,300	32,607
TOTAL NORWAY		158,295
Poland - 0.1%
Eurocash SA	980,199	9,009
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,345
Singapore - 0.3%
Keppel Corp. Ltd.	4,295,000	33,118
South Africa - 2.2%
African Rainbow Minerals Ltd.	607,700	15,503
AngloGold Ashanti Ltd. sponsored ADR	816,100	38,446
Clicks Group Ltd.	7,968,139	51,983
Mr Price Group Ltd.	3,702,400	33,646
Sanlam Ltd.	7,188,000	26,946
Standard Bank Group Ltd.	1,349,000	19,893
Woolworths Holdings Ltd.	9,804,233	38,419
TOTAL SOUTH AFRICA		224,836
Spain - 3.8%
Antena 3 Television SA	2,176,200	22,226
Banco Bilbao Vizcaya Argentaria SA	4,146,934	54,620
Banco Santander SA	8,695,646	111,585
Gestevision Telecinco SA	2,269,700	28,948
Inditex SA (d)	398,393	33,266
Prosegur Compania de Seguridad SA (Reg.)	479,200	28,712
Telefonica SA	3,645,705	98,491
TOTAL SPAIN		377,848
Sweden - 1.7%
Elekta AB (B Shares)	2,194,000	83,011
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
H&M Hennes & Mauritz AB (B Shares)	1,301,280	$ 45,846
Modern Times Group MTG AB (B Shares)	579,300	41,538
TOTAL SWEDEN		170,395
Switzerland - 7.0%
Adecco SA (Reg.)	243,346	13,597
Compagnie Financiere Richemont SA Series A	692,855	34,546
Credit Suisse Group	644,315	26,666
Kuehne & Nagel International AG	197,400	24,406
Lonza Group AG	349,225	30,564
Nestle SA	2,845,723	155,823
Novartis AG	2,677,083	155,070
Partners Group Holding	176,756	32,322
Schindler Holding AG (participation certificate)	228,540	24,494
Sonova Holding AG Class B	213,178	24,689
The Swatch Group AG (Bearer)	175,550	67,074
UBS AG (a)	3,459,090	58,744
Zurich Financial Services AG	251,733	61,607
TOTAL SWITZERLAND		709,602
Taiwan - 0.5%
HTC Corp.	2,247,850	50,752
Thailand - 0.4%
Bangkok Bank Public Co. Ltd. (For. Reg.)	8,336,000	43,016
Turkey - 0.7%
Boyner Buyuk Magazacilik AS (a)(e)	4,833,645	11,256
Dogus Otomotiv Servis ve Ticaret AS (a)	2,849,000	21,452
Turkiye Garanti Bankasi AS	6,816,000	41,819
TOTAL TURKEY		74,527
United Kingdom - 20.9%
Aberdeen Asset Management PLC	12,139,132	34,580
Aegis Group PLC	12,834,711	25,848
Anglo American PLC (United Kingdom)	1,583,300	73,767
AstraZeneca PLC (United Kingdom)	1,776,034	89,327
Barclays PLC	20,242,493	88,943
BG Group PLC	943,475	18,373
BHP Billiton PLC	5,343,392	189,262
BP PLC	24,342,500	165,439
British Land Co. PLC	2,363,434	19,293
Britvic PLC	5,435,800	42,012
Burberry Group PLC	2,391,800	39,048
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Carphone Warehouse Group PLC (a)	15,119,465	$ 73,761
Cookson Group PLC (a)	1,543,760	12,738
GlaxoSmithKline PLC	6,239,100	121,819
HSBC Holdings PLC (United Kingdom)	12,868,660	133,916
IG Group Holdings PLC	6,526,105	55,259
InterContinental Hotel Group PLC	2,054,000	39,664
International Personal Finance PLC	9,411,888	46,896
International Power PLC	3,956,720	26,454
Legal & General Group PLC	18,411,796	29,616
Lloyds Banking Group PLC (a)	49,557,364	54,463
Micro Focus International PLC	2,166,900	13,255
Ocado Group PLC (a)(d)	14,388,400	32,204
Reckitt Benckiser Group PLC	1,415,031	79,144
Rio Tinto PLC	1,536,344	99,773
Royal Dutch Shell PLC Class B	5,903,573	188,900
Schroders PLC	1,532,400	38,767
SuperGroup PLC	101,212	1,832
TalkTalk Telecom Group PLC (a)	18,424,592	38,936
Ultra Electronics Holdings PLC	614,667	18,327
Vodafone Group PLC	42,989,943	117,503
Wolseley PLC (a)	1,389,264	37,015
Xstrata PLC	3,171,800	61,463
TOTAL UNITED KINGDOM		2,107,597
United States of America - 2.9%
AsiaInfo Holdings, Inc. (a)(d)	717,700	15,947
CF Industries Holdings, Inc.	273,800	33,549
Freeport-McMoRan Copper & Gold, Inc.	420,100	39,775
NII Holdings, Inc. (a)	1,802,500	75,363
The Mosaic Co.	376,200	27,523
Virgin Media, Inc. (d)	2,966,300	75,433
Walter Energy, Inc.	286,800	25,227
TOTAL UNITED STATES OF AMERICA		292,817
TOTAL COMMON STOCKS (Cost $8,518,349)		9,789,364
Nonconvertible Preferred Stocks - 1.4%
	Shares	Value (000s)
Germany - 1.4%
ProSiebenSat.1 Media AG	783,800	$ 20,711
Volkswagen AG	789,800	118,688
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $105,062)		139,399
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.23% (b)	100,758,575	100,759
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	123,571,582	123,572
TOTAL MONEY MARKET FUNDS (Cost $224,331)		224,331
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $18,662)	$ 18,662	18,662
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $8,866,404)		10,171,756
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(99,606)
NET ASSETS - 100%		$ 10,072,150
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,576,000 or 0.1% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$18,662,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 8,683
Banc of America Securities LLC	3,254
Barclays Capital, Inc.	6,725
$ 18,662
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 127
Fidelity Securities Lending Cash Central Fund	6,155
Total	$ 6,282
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,243	$ -	$ -	$ -	$ 607
Boyner Buyuk Magazacilik AS	-	11,785	-	-	11,256
Total	$ 1,243	$ 11,785	$ -	$ -	$ 11,863
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,107,597	$ 818,588	$ 1,289,009	$ -
Japan	1,219,216	580,277	638,939	-
France	880,982	833,360	47,622	-
Switzerland	709,602	469,122	240,480	-
Germany	667,061	481,234	185,827	-
Spain	377,848	113,152	264,696	-
Denmark	330,144	192,471	137,673	-
Australia	302,335	302,335	-	-
United States of America	292,817	292,817	-	-
Cyprus	607	-	-	607
Other	3,040,554	2,895,912	144,642	-
Money Market Funds	224,331	224,331	-	-
Cash Equivalents	18,662	-	18,662	-
Total Investments in Securities:	$ 10,171,756	$ 7,203,599	$ 2,967,550	$ 607
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(636)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	1,243
Transfers out of Level 3	-
Ending Balance	$ 607
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (636)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $1,803,058,000 of which $163,224,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $117,688 and repurchase agreements of $18,662) - See accompanying schedule: Unaffiliated issuers (cost $8,623,386)	$ 9,935,562
Fidelity Central Funds (cost $224,331)	224,331
Other affiliated issuers (cost $18,687)	11,863
Total Investments (cost $8,866,404)		$ 10,171,756
Cash		1
Foreign currency held at value (cost $1,005)		1,005
Receivable for investments sold		74,676
Receivable for fund shares sold		8,906
Dividends receivable		27,141
Distributions receivable from Fidelity Central Funds		250
Other receivables		3,906
Total assets		10,287,641

Liabilities
Payable for investments purchased	$ 61,924
Payable for fund shares redeemed	12,106
Accrued management fee	5,716
Distribution and service plan fees payable	169
Other affiliated payables	1,920
Other payables and accrued expenses	10,084
Collateral on securities loaned, at value	123,572
Total liabilities		215,491

Net Assets		$ 10,072,150
Net Assets consist of:
Paid in capital		$ 10,604,504
Undistributed net investment income		120,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,950,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,297,546
Net Assets		$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($391,603 ÷ 12,210.4 shares)	$ 32.07

Maximum offering price per share (100/94.25 of $32.07)	$ 34.03
Class T: Net Asset Value and redemption price per share ($91,992 ÷ 2,892.1 shares)	$ 31.81

Maximum offering price per share (100/96.50 of $31.81)	$ 32.96
Class B: Net Asset Value and offering price per share ($14,434 ÷ 456.7 shares)A	$ 31.60

Class C: Net Asset Value and offering price per share ($43,557 ÷ 1,374.7 shares)A	$ 31.68

International Discovery: Net Asset Value, offering price and redemption price per share ($8,133,121 ÷ 251,479.5 shares)	$ 32.34

Class K: Net Asset Value, offering price and redemption price per share ($1,078,333 ÷ 33,361.2 shares)	$ 32.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($319,110 ÷ 9,877.0 shares)	$ 32.31
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 239,834
Interest		2
Income from Fidelity Central Funds		6,282
Income before foreign taxes withheld		246,118
Less foreign taxes withheld		(17,979)
Total income		228,139

Expenses
Management fee Basic fee	$ 68,970
Performance adjustment	3,660
Transfer agent fees	23,371
Distribution and service plan fees	2,084
Accounting and security lending fees	1,801
Custodian fees and expenses	1,632
Independent trustees' compensation	55
Registration fees	223
Audit	117
Legal	49
Interest	12
Miscellaneous	132
Total expenses before reductions	102,106
Expense reductions	(4,562)	97,544
Net investment income (loss)		130,595
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141)	488,568
Foreign currency transactions	(6,761)
Capital gain distributions from Fidelity Central Funds	14
Total net realized gain (loss)		481,821
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,661)	637,812
Assets and liabilities in foreign currencies	968
Total change in net unrealized appreciation (depreciation)		638,780
Net gain (loss)		1,120,601
Net increase (decrease) in net assets resulting from operations		$ 1,251,196

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 130,595	$ 120,477
Net realized gain (loss)	481,821	(1,782,481)
Change in net unrealized appreciation (depreciation)	638,780	3,333,708
Net increase (decrease) in net assets resulting from operations	1,251,196	1,671,704
Distributions to shareholders from net investment income	(116,422)	(107,705)
Distributions to shareholders from net realized gain	(13,374)	-
Total distributions	(129,796)	(107,705)
Share transactions - net increase (decrease)	(662,032)	250,490
Redemption fees	291	345
Total increase (decrease) in net assets	459,659	1,814,834

Net Assets
Beginning of period	9,612,491	7,797,657
End of period (including undistributed net investment income of $120,198 and undistributed net investment income of $106,024, respectively)	$ 10,072,150	$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Income from Investment Operations
Net investment income (loss)C	.31	.31	.46	.44	.42
Net realized and unrealized gain (loss)	3.51	4.84	(22.08)	11.76	7.19
Total from investment operations	3.82	5.15	(21.62)	12.20	7.61
Distributions from net investment income	(.28)	(.26)	(.37)	(.35)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.32)	(.26)	(2.04)	(1.33)	(1.71)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Total ReturnA,B	13.43%	22.14%	(47.65)%	34.54%	26.01%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of fee waivers, if any	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of all reductions	1.28%	1.32%	1.29%	1.22%	1.21%
Net investment income (loss)	1.06%	1.28%	1.27%	1.08%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$ 392	$ 414	$ 380	$ 417	$ 140
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Income from Investment Operations
Net investment income (loss) C	.23	.24	.33	.29	.27
Net realized and unrealized gain (loss)	3.48	4.81	(21.94)	11.71	7.18
Total from investment operations	3.71	5.05	(21.61)	12.00	7.45
Distributions from net investment income	(.21)	(.19)	(.29)	(.26)	(.24)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.25)	(.19)	(1.96)	(1.24)	(1.64)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Total Return A,B	13.14%	21.79%	(47.84)%	34.08%	25.49%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of fee waivers, if any	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of all reductions	1.56%	1.60%	1.64%	1.60%	1.65%
Net investment income (loss)	.79%	1.00%	.91%	.70%	.78%
Supplemental Data
Net assets, end of period (in millions)	$ 92	$ 83	$ 64	$ 53	$ 10
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Income from Investment Operations
Net investment income (loss)C	.08	.12	.15	.08	.08
Net realized and unrealized gain (loss)	3.44	4.81	(21.77)	11.64	7.19
Total from investment operations	3.52	4.93	(21.62)	11.72	7.27
Distributions from net investment income	(.06)	-	(.16)	(.16)	(.11)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.10)	-	(1.83)	(1.14)	(1.51)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Total ReturnA,B	12.52%	21.20%	(48.11)%	33.37%	24.91%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.16%	2.19%	2.14%	2.27%
Expenses net of fee waivers, if any	2.12%	2.16%	2.19%	2.14%	2.25%
Expenses net of all reductions	2.08%	2.11%	2.15%	2.10%	2.19%
Net investment income (loss)	.27%	.49%	.40%	.19%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 16	$ 15	$ 17	$ 4
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Income from Investment Operations
Net investment income (loss) C	.09	.12	.15	.09	.11
Net realized and unrealized gain (loss)	3.45	4.82	(21.82)	11.66	7.19
Total from investment operations	3.54	4.94	(21.67)	11.75	7.30
Distributions from net investment income	(.05)	(.02)	(.17)	(.14)	(.12)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.09)	(.02)	(1.84)	(1.12)	(1.52)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Total Return A,B	12.54%	21.22%	(48.10)%	33.38%	24.97%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of fee waivers, if any	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of all reductions	2.05%	2.09%	2.13%	2.08%	2.11%
Net investment income (loss)	.30%	.51%	.42%	.22%	.33%
Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 43	$ 36	$ 28	$ 6
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Income from Investment Operations
Net investment income (loss) B	.40	.37	.57	.53	.48
Net realized and unrealized gain (loss)	3.54	4.88	(22.29)	11.84	7.25
Total from investment operations	3.94	5.25	(21.72)	12.37	7.73
Distributions from net investment income	(.35)	(.34)	(.41)	(.38)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.39)	(.34)	(2.08)	(1.36)	(1.71)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Total Return A	13.76%	22.47%	(47.55)%	34.85%	26.34%
Ratios to Average Net Assets C,E
Expenses before reductions	1.05%	1.12%	1.09%	1.04%	1.09%
Expenses net of fee waivers, if any	1.05%	1.12%	1.09%	1.04%	1.08%
Expenses net of all reductions	1.00%	1.07%	1.05%	1.00%	1.03%
Net investment income (loss)	1.35%	1.53%	1.51%	1.30%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$ 8,133	$ 8,114	$ 6,999	$ 14,176	$ 8,054
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss)D	.46	.44	.10
Net realized and unrealized gain (loss)	3.53	4.86	(16.52)
Total from investment operations	3.99	5.30	(16.42)
Distributions from net investment income	(.41)	(.42)	-
Distributions from net realized gain	(.04)	-	-
Total distributions	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 32.32	$ 28.78	$ 23.90
Total ReturnB,C	13.96%	22.80%	(40.72)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.84%	.88%	.93%A
Expenses net of fee waivers, if any	.84%	.88%	.93%A
Expenses net of all reductions	.79%	.83%	.89%A
Net investment income (loss)	1.55%	1.77%	.83%A
Supplemental Data
Net assets, end of period (in millions)	$ 1,078	$ 674	$ 145
Portfolio turnover rateF	82%	98%	79%

A Annualized

B Total returns for period of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Income from Investment Operations
Net investment income (loss) B	.41	.39	.53	.55	.51
Net realized and unrealized gain (loss)	3.55	4.86	(22.24)	11.85	7.25
Total from investment operations	3.96	5.25	(21.71)	12.40	7.76
Distributions from net investment income	(.38)	(.39)	(.44)	(.40)	(.33)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.42)	(.39)	(2.11)	(1.38)	(1.73)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Total Return A	13.84%	22.52%	(47.51)%	34.93%	26.45%
Ratios to Average Net Assets C,E
Expenses before reductions	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of fee waivers, if any	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of all reductions	.95%	1.00%	1.01%	.94%	.95%
Net investment income (loss)	1.40%	1.60%	1.54%	1.36%	1.49%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 267	$ 159	$ 58	$ 28
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,665,347
Gross unrealized depreciation	(554,558)
Net unrealized appreciation (depreciation)	$ 1,110,789

Tax Cost	$ 9,060,967

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 167,811
Capital loss carryforward	$ (1,803,058)
Net unrealized appreciation (depreciation)	$ 1,112,591

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 129,796	$ 107,705

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,811,097 and $8,569,062, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery share class as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,036	$ 43
Class T	.25%	.25%	447	-*
Class B	.75%	.25%	156	117
Class C	.75%	.25%	445	40
			$ 2,084	$ 200

* Amount represents four hundred sixty dollars.

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 65
Class T	12
Class B*	31
Class C*	2
$ 110

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,216.29
Class T	281.31
Class B	52.33
Class C	136.31
International Discovery	20,622.26
Class K	437.05
Institutional Class	627.20
	$ 23,371

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there was no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 31,133.45%		$ 12

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $38 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,155. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,212. The weighted average interest rate was .71%. The interest expense amounted to one hundred sixty-two dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,562 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 3,889	$ 3,982
Class T	633	533
Class B	37	-
Class C	71	30
International Discovery	98,508	96,783
Class K	9,602	3,616
Institutional Class	3,682	2,761
Total	$ 116,422	$ 107,705
From net realized gain
Class A	$ 555	$ -
Class T	119	-
Class B	23	-
Class C	61	-
International Discovery	11,290	-
Class K	935	-
Institutional Class	391	-
Total	$ 13,374	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,849	5,354	$ 142,203	$ 128,318
Reinvestment of distributions	120	132	3,654	2,786
Shares redeemed	(7,259)	(7,017)	(215,574)	(163,223)
Net increase (decrease)	(2,290)	(1,531)	$ (69,717)	$ (32,119)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class T
Shares sold	1,165	1,335	$ 34,154	$ 31,263
Reinvestment of distributions	24	24	716	507
Shares redeemed	(1,228)	(1,140)	(35,631)	(25,765)
Net increase (decrease)	(39)	219	$ (761)	$ 6,005
Class B
Shares sold	105	161	$ 3,047	$ 3,835
Reinvestment of distributions	2	-	54	-
Shares redeemed	(227)	(227)	(6,544)	(5,155)
Net increase (decrease)	(120)	(66)	$ (3,443)	$ (1,320)
Class C
Shares sold	356	920	$ 10,567	$ 20,539
Reinvestment of distributions	4	1	116	26
Shares redeemed	(515)	(953)	(14,926)	(22,201)
Net increase (decrease)	(155)	(32)	$ (4,243)	$ (1,636)
International Discovery
Shares sold	55,460	74,803	$ 1,640,231	$ 1,831,653
Conversion to Class K	-	(12,549)	-	(279,461)
Reinvestment of distributions	3,453	4,362	105,461	92,471
Shares redeemed	(89,239)	(77,871)	(2,636,183)	(1,831,786)
Net increase (decrease)	(30,326)	(11,255)	$ (890,491)	$ (187,123)
Class K
Shares sold	16,961	10,015	$ 491,304	$ 246,074
Conversion from International Discovery	-	12,572	-	279,461
Reinvestment of distributions	346	171	10,537	3,616
Shares redeemed	(7,377)	(5,401)	(215,813)	(128,754)
Net increase (decrease)	9,930	17,357	$ 286,028	$ 400,397
Institutional Class
Shares sold	4,322	10,440	$ 127,580	$ 235,326
Reinvestment of distributions	36	41	1,083	875
Shares redeemed	(3,773)	(7,843)	(108,068)	(169,915)
Net increase (decrease)	585	2,638	$ 20,595	$ 66,286

A Conversion transactions for Class K and International Discovery are for the period November 1, 2008 though August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002- 2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007- 2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund	12/06/10	12/03/10	$0.423	$0.155

Fidelity International Discovery Fund designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund	12/07/09	$0.346	$0.0296

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

IGI-UANN-1210
1.807257.106

Fidelity®
International Discovery
Fund -
Class K

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class KA,B	13.96%	4.59%	5.29%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performances may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the 12 months ending October 31, 2010, the fund's Class K shares returned 13.96%, beating the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. Stock selection drove relative performance, with particularly strong gains coming from investments in emerging markets, as well as the consumer discretionary, information technology, health care and industrials sectors. Top contributors included Elekta, a Swedish manufacturer of radiation-therapy equipment that benefited from successful product launches and an increase in capital spending by hospitals, and SSL International, a U.K. health care company that received a handsome buyout offer. I sold SSL. In consumer discretionary - which increased as a percentage of fund assets - strong gains at Carphone Warehouse Group, a U.K. cell phone retailer, were fueled in part by an expanding partnership with big-box electronics retailer Best Buy. All three holdings were out-of-index positions. Detractors were minimal, with underweightings in consumer staples and materials just nicking results. Stock disappointments included HeidelbergCement, a German cement company whose U.S. business was hurt by the weak housing market, and Swiss investment bank UBS, whose revenue slowed more than expected.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2009 to October 31, 2010
Class A	1.32%
Actual		$ 1,000.00	$ 1,071.90	$ 6.89
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.72
Class T	1.57%
Actual		$ 1,000.00	$ 1,070.70	$ 8.19
Hypothetical A		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.08%
Actual		$ 1,000.00	$ 1,067.90	$ 10.84
Hypothetical A		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.07%
Actual		$ 1,000.00	$ 1,067.70	$ 10.79
Hypothetical A		$ 1,000.00	$ 1,014.77	$ 10.51
International Discovery	1.02%
Actual		$ 1,000.00	$ 1,073.70	$ 5.33
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19
Class K	.82%
Actual		$ 1,000.00	$ 1,074.80	$ 4.29
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,074.10	$ 5.07
Hypothetical A		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 20.9%
Japan 12.1%
France 8.8%
Switzerland 7.0%
Germany 6.6%
United States of America 4.3%
Spain 3.8%
Denmark 3.3%
Australia 3.0%
Other 30.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 20.0%
Japan 18.7%
France 9.6%
Switzerland 7.2%
Germany 6.7%
Netherlands 3.8%
Australia 3.0%
Spain 3.0%
United States of America 2.3%
Other 25.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
	As of October 31, 2010	As of April 30, 2010
Stocks	98.6	99.3
Short-Term Investments and Net Other Assets	1.4	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	1.3
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	2.0
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.2
Nestle SA (Switzerland, Food Products)	1.6	1.4
Novartis AG (Switzerland, Pharmaceuticals)	1.5	1.2
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.4	0.9
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.3	1.9
Bayerische Motoren Werke AG (BMW) (Germany, Automobiles)	1.3	0.9
SOFTBANK CORP. (Japan, Wireless Telecommunication Services)	1.3	0.8
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.2	0.6
	15.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	21.6
Consumer Discretionary	20.8	15.7
Industrials	9.5	11.0
Materials	9.3	9.6
Health Care	9.1	9.1
Consumer Staples	8.6	7.8
Energy	6.4	7.8
Information Technology	6.1	11.1
Telecommunication Services	6.2	4.0
Utilities	0.6	1.6

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 108,304
JB Hi-Fi Ltd. (d)	1,401,880	27,302
Macquarie Group Ltd.	1,446,043	51,282
Newcrest Mining Ltd.	1,300,681	50,918
Wesfarmers Ltd.	1,097,894	35,644
Westfield Group unit	2,381,694	28,885
TOTAL AUSTRALIA		302,335
Bailiwick of Jersey - 0.6%
Experian PLC	3,677,200	42,742
Informa PLC	2,335,767	16,316
TOTAL BAILIWICK OF JERSEY		59,058
Belgium - 1.2%
Anheuser-Busch InBev SA NV	1,791,980	112,293
EVS Broadcast Equipment SA	89,263	5,602
TOTAL BELGIUM		117,895
Bermuda - 1.1%
Huabao International Holdings Ltd.	27,748,000	41,812
Li & Fung Ltd.	4,808,000	25,401
Noble Group Ltd.	26,477,364	38,050
Sihuan Pharmaceutical Holdings Group Ltd.	496,000	360
TOTAL BERMUDA		105,623
Brazil - 1.7%
Banco ABC Brasil SA	572,000	5,635
Banco Santander (Brasil) SA ADR	1,896,000	27,302
Diagnosticos da America SA	2,508,000	30,959
Drogasil SA	1,040,700	26,323
Souza Cruz Industria Comerico	1,579,500	81,157
TOTAL BRAZIL		171,376
British Virgin Islands - 0.3%
HLS Systems International Ltd. (a)(d)	610,767	7,720
Playtech Ltd. (d)	3,758,978	26,966
TOTAL BRITISH VIRGIN ISLANDS		34,686
Canada - 1.8%
First Quantum Minerals Ltd.	249,300	21,831
InterOil Corp. (a)(d)	247,600	17,624
Niko Resources Ltd.	483,100	46,088
Open Text Corp. (a)	769,600	34,047
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Pan American Silver Corp.	843,000	$ 26,909
Petrobank Energy & Resources Ltd. (a)	813,500	32,376
TOTAL CANADA		178,875
Cayman Islands - 2.4%
Belle International Holdings Ltd.	9,430,000	17,032
Bosideng International Holdings Ltd.	81,544,000	41,239
China Lodging Group Ltd. ADR (d)	344,759	8,381
Ctrip.com International Ltd. sponsored ADR (a)	505,000	26,295
Eurasia Drilling Co. Ltd. GDR (f)	257,900	6,576
Hengdeli Holdings Ltd.	75,304,000	41,775
Mongolian Mining Corp.	15,168,000	16,418
Perfect World Co. Ltd. sponsored ADR Class B (a)	771,187	24,986
Shenguan Holdings Group Ltd.	21,268,000	27,713
TPK Holdings Co.	25,000	413
Want Want China Holdings Ltd.	36,693,000	33,847
TOTAL CAYMAN ISLANDS		244,675
China - 1.2%
Baidu.com, Inc. sponsored ADR (a)	348,900	38,382
China Merchants Bank Co. Ltd. (H Shares)	18,516,200	52,554
Comba Telecom Systems Holdings Ltd. (d)	7,504,420	8,520
Minth Group Ltd.	2,146,000	4,014
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,492,000	7,748
ZTE Corp. (H Shares) (d)	2,362,096	8,776
TOTAL CHINA		119,994
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	21,633,000	607
Denmark - 3.3%
Carlsberg AS Series B	673,200	73,612
Novo Nordisk AS Series B	1,311,389	137,673
Pandora A/S	758,300	36,789
William Demant Holding AS (a)	1,094,900	82,070
TOTAL DENMARK		330,144
Egypt - 0.2%
Orascom Construction Industries SAE GDR	443,300	20,525
France - 8.8%
Accor SA	732,241	30,021
Atos Origin SA (a)	1,202,978	55,615
AXA SA	2,162,866	39,365
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	983,966	$ 71,948
Carrefour SA	973,625	52,537
Compagnie Generale de Geophysique SA (a)	1,085,600	25,352
Edenred (a)	552,100	11,562
Essilor International SA	566,366	37,812
GDF Suez	760,000	30,329
Iliad Group SA (d)	509,521	57,356
LVMH Moet Hennessy - Louis Vuitton	797,092	124,886
Pernod-Ricard SA	388,925	34,478
PPR SA	664,000	108,838
Sanofi-Aventis	317,944	22,270
Schneider Electric SA	588,962	83,590
Societe Generale Series A	1,175,263	70,360
Unibail-Rodamco	118,400	24,663
TOTAL FRANCE		880,982
Germany - 5.2%
Bayerische Motoren Werke AG (BMW)	1,818,327	130,326
Fresenius Medical Care AG & Co. KGaA	964,000	61,394
GEA Group AG	2,030,727	53,094
HeidelbergCement AG	245,167	12,822
Kabel Deutschland Holding AG	1,258,000	56,636
MAN SE	529,280	58,181
Metro AG	439,200	30,776
Siemens AG	1,089,506	124,433
TOTAL GERMANY		527,662
Greece - 0.2%
Coca-Cola Hellenic Bottling Co. SA	692,200	17,915
Hong Kong - 1.6%
AIA Group Ltd.	5,311,400	15,795
Henderson Land Development Co. Ltd.	3,760,700	26,709
I.T Ltd.	21,016,000	17,732
Techtronic Industries Co. Ltd.	65,201,500	66,032
Wharf Holdings Ltd.	4,890,000	32,111
TOTAL HONG KONG		158,379
India - 2.8%
Adani Enterprises Ltd.	1,982,014	31,500
Gitanjali Gems Ltd.	2,506,415	16,763
Housing Development Finance Corp. Ltd.	1,506,925	23,380
IndusInd Bank Ltd.	2,074,982	12,340
Common Stocks - continued
	Shares	Value (000s)
India - continued
INFO Edge India Ltd.	679,326	$ 10,427
Infrastructure Development Finance Co. Ltd.	3,122,908	14,094
Larsen & Toubro Ltd.	783,228	35,831
LIC Housing Finance Ltd.	1,481,322	44,801
Reliance Industries Ltd.	903,416	22,343
Rural Electrification Corp. Ltd.	2,750,582	23,001
Shriram Transport Finance Co. Ltd.	621,359	12,356
State Bank of India	217,944	15,491
The Jammu & Kashmir Bank Ltd.	545,569	11,206
Titan Industries Ltd.	160,588	12,869
TOTAL INDIA		286,402
Indonesia - 0.7%
PT Bank Rakyat Indonesia Tbk	19,678,500	25,100
PT Tower Bersama Infrastructure Tbk	4,813,500	1,373
PT XL Axiata Tbk (a)	67,983,500	43,738
TOTAL INDONESIA		70,211
Ireland - 0.5%
Ingersoll-Rand Co. Ltd.	731,600	28,759
James Hardie Industries NV unit (a)	3,882,491	20,501
TOTAL IRELAND		49,260
Israel - 0.2%
Israel Chemicals Ltd.	1,513,500	23,150
Italy - 1.4%
Intesa Sanpaolo SpA	5,602,109	19,702
Intesa Sanpaolo SpA (Risparmio Shares)	6,681,302	18,305
Prysmian SpA	964,200	18,689
Saipem SpA	1,876,915	83,389
TOTAL ITALY		140,085
Japan - 12.1%
ABC-Mart, Inc.	1,529,000	52,005
Asics Corp.	2,858,000	30,864
Canon, Inc.	1,331,350	61,286
Cosmos Pharmaceutical Corp.	543,200	17,099
Denso Corp.	1,577,500	49,057
Don Quijote Co. Ltd.	808,400	22,091
eAccess Ltd.	24,546	17,905
Fast Retailing Co. Ltd.	89,100	11,671
Goldcrest Co. Ltd.	161,770	3,492
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Honda Motor Co. Ltd.	1,736,200	$ 62,588
JSR Corp.	2,283,400	39,527
Keyence Corp.	192,600	47,749
Komatsu Ltd.	1,833,900	44,823
Mazda Motor Corp.	14,841,000	37,718
Misumi Group, Inc.	825,300	17,692
Mitsubishi Corp.	1,980,200	47,564
Mitsubishi UFJ Financial Group, Inc.	12,527,700	58,141
Mitsui & Co. Ltd.	2,230,900	35,086
Mizuho Financial Group, Inc.	17,803,700	25,821
Nichi-iko Pharmaceutical Co. Ltd.	932,200	32,877
Nintendo Co. Ltd.	88,400	22,905
Omron Corp.	1,439,900	33,425
ORIX Corp.	1,209,560	110,329
Osaka Securities Exchange Co. Ltd.	1,866	9,391
Rakuten, Inc.	80,045	61,673
Ricoh Co. Ltd.	3,021,000	42,260
Sawai Pharmaceutical Co. Ltd. (d)	160,300	14,004
SOFTBANK CORP.	4,003,100	128,560
Sony Financial Holdings, Inc.	7,099	24,701
Start Today Co. Ltd.	7,249	22,548
Sumitomo Mitsui Financial Group, Inc.	1,151,300	34,364
TOTAL JAPAN		1,219,216
Korea (South) - 1.5%
Hyundai Motor Co.	192,345	29,078
Kia Motors Corp.	912,890	36,451
NCsoft Corp.	97,952	21,559
NHN Corp. (a)	123,150	21,848
Samsung Electronics Co. Ltd.	38,175	25,292
Shinhan Financial Group Co. Ltd.	421,030	16,306
TOTAL KOREA (SOUTH)		150,534
Luxembourg - 0.3%
Millicom International Cellular SA	282,400	26,715
Mauritius - 0.2%
MakeMyTrip Ltd.	456,425	16,500
Mexico - 0.4%
Wal-Mart de Mexico SA de CV Series V	14,883,600	40,708
Netherlands - 2.2%
AEGON NV (a)	3,601,200	22,818
Gemalto NV (d)	704,193	32,061
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen) unit (a)	4,878,900	$ 52,185
Koninklijke Philips Electronics NV	2,283,638	69,639
LyondellBasell Industries NV Class A (a)	1,230,700	33,057
Randstad Holdings NV (a)	229,781	10,935
TOTAL NETHERLANDS		220,695
Norway - 1.6%
Aker Solutions ASA	1,903,800	28,983
DnB NOR ASA	5,226,955	71,723
Telenor ASA	1,549,800	24,982
Yara International ASA	620,300	32,607
TOTAL NORWAY		158,295
Poland - 0.1%
Eurocash SA	980,199	9,009
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,345
Singapore - 0.3%
Keppel Corp. Ltd.	4,295,000	33,118
South Africa - 2.2%
African Rainbow Minerals Ltd.	607,700	15,503
AngloGold Ashanti Ltd. sponsored ADR	816,100	38,446
Clicks Group Ltd.	7,968,139	51,983
Mr Price Group Ltd.	3,702,400	33,646
Sanlam Ltd.	7,188,000	26,946
Standard Bank Group Ltd.	1,349,000	19,893
Woolworths Holdings Ltd.	9,804,233	38,419
TOTAL SOUTH AFRICA		224,836
Spain - 3.8%
Antena 3 Television SA	2,176,200	22,226
Banco Bilbao Vizcaya Argentaria SA	4,146,934	54,620
Banco Santander SA	8,695,646	111,585
Gestevision Telecinco SA	2,269,700	28,948
Inditex SA (d)	398,393	33,266
Prosegur Compania de Seguridad SA (Reg.)	479,200	28,712
Telefonica SA	3,645,705	98,491
TOTAL SPAIN		377,848
Sweden - 1.7%
Elekta AB (B Shares)	2,194,000	83,011
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
H&M Hennes & Mauritz AB (B Shares)	1,301,280	$ 45,846
Modern Times Group MTG AB (B Shares)	579,300	41,538
TOTAL SWEDEN		170,395
Switzerland - 7.0%
Adecco SA (Reg.)	243,346	13,597
Compagnie Financiere Richemont SA Series A	692,855	34,546
Credit Suisse Group	644,315	26,666
Kuehne & Nagel International AG	197,400	24,406
Lonza Group AG	349,225	30,564
Nestle SA	2,845,723	155,823
Novartis AG	2,677,083	155,070
Partners Group Holding	176,756	32,322
Schindler Holding AG (participation certificate)	228,540	24,494
Sonova Holding AG Class B	213,178	24,689
The Swatch Group AG (Bearer)	175,550	67,074
UBS AG (a)	3,459,090	58,744
Zurich Financial Services AG	251,733	61,607
TOTAL SWITZERLAND		709,602
Taiwan - 0.5%
HTC Corp.	2,247,850	50,752
Thailand - 0.4%
Bangkok Bank Public Co. Ltd. (For. Reg.)	8,336,000	43,016
Turkey - 0.7%
Boyner Buyuk Magazacilik AS (a)(e)	4,833,645	11,256
Dogus Otomotiv Servis ve Ticaret AS (a)	2,849,000	21,452
Turkiye Garanti Bankasi AS	6,816,000	41,819
TOTAL TURKEY		74,527
United Kingdom - 20.9%
Aberdeen Asset Management PLC	12,139,132	34,580
Aegis Group PLC	12,834,711	25,848
Anglo American PLC (United Kingdom)	1,583,300	73,767
AstraZeneca PLC (United Kingdom)	1,776,034	89,327
Barclays PLC	20,242,493	88,943
BG Group PLC	943,475	18,373
BHP Billiton PLC	5,343,392	189,262
BP PLC	24,342,500	165,439
British Land Co. PLC	2,363,434	19,293
Britvic PLC	5,435,800	42,012
Burberry Group PLC	2,391,800	39,048
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Carphone Warehouse Group PLC (a)	15,119,465	$ 73,761
Cookson Group PLC (a)	1,543,760	12,738
GlaxoSmithKline PLC	6,239,100	121,819
HSBC Holdings PLC (United Kingdom)	12,868,660	133,916
IG Group Holdings PLC	6,526,105	55,259
InterContinental Hotel Group PLC	2,054,000	39,664
International Personal Finance PLC	9,411,888	46,896
International Power PLC	3,956,720	26,454
Legal & General Group PLC	18,411,796	29,616
Lloyds Banking Group PLC (a)	49,557,364	54,463
Micro Focus International PLC	2,166,900	13,255
Ocado Group PLC (a)(d)	14,388,400	32,204
Reckitt Benckiser Group PLC	1,415,031	79,144
Rio Tinto PLC	1,536,344	99,773
Royal Dutch Shell PLC Class B	5,903,573	188,900
Schroders PLC	1,532,400	38,767
SuperGroup PLC	101,212	1,832
TalkTalk Telecom Group PLC (a)	18,424,592	38,936
Ultra Electronics Holdings PLC	614,667	18,327
Vodafone Group PLC	42,989,943	117,503
Wolseley PLC (a)	1,389,264	37,015
Xstrata PLC	3,171,800	61,463
TOTAL UNITED KINGDOM		2,107,597
United States of America - 2.9%
AsiaInfo Holdings, Inc. (a)(d)	717,700	15,947
CF Industries Holdings, Inc.	273,800	33,549
Freeport-McMoRan Copper & Gold, Inc.	420,100	39,775
NII Holdings, Inc. (a)	1,802,500	75,363
The Mosaic Co.	376,200	27,523
Virgin Media, Inc. (d)	2,966,300	75,433
Walter Energy, Inc.	286,800	25,227
TOTAL UNITED STATES OF AMERICA		292,817
TOTAL COMMON STOCKS (Cost $8,518,349)		9,789,364
Nonconvertible Preferred Stocks - 1.4%
	Shares	Value (000s)
Germany - 1.4%
ProSiebenSat.1 Media AG	783,800	$ 20,711
Volkswagen AG	789,800	118,688
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $105,062)		139,399
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.23% (b)	100,758,575	100,759
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	123,571,582	123,572
TOTAL MONEY MARKET FUNDS (Cost $224,331)		224,331
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $18,662)	$ 18,662	18,662
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $8,866,404)		10,171,756
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(99,606)
NET ASSETS - 100%		$ 10,072,150
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,576,000 or 0.1% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$18,662,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 8,683
Banc of America Securities LLC	3,254
Barclays Capital, Inc.	6,725
$ 18,662
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 127
Fidelity Securities Lending Cash Central Fund	6,155
Total	$ 6,282
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,243	$ -	$ -	$ -	$ 607
Boyner Buyuk Magazacilik AS	-	11,785	-	-	11,256
Total	$ 1,243	$ 11,785	$ -	$ -	$ 11,863
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,107,597	$ 818,588	$ 1,289,009	$ -
Japan	1,219,216	580,277	638,939	-
France	880,982	833,360	47,622	-
Switzerland	709,602	469,122	240,480	-
Germany	667,061	481,234	185,827	-
Spain	377,848	113,152	264,696	-
Denmark	330,144	192,471	137,673	-
Australia	302,335	302,335	-	-
United States of America	292,817	292,817	-	-
Cyprus	607	-	-	607
Other	3,040,554	2,895,912	144,642	-
Money Market Funds	224,331	224,331	-	-
Cash Equivalents	18,662	-	18,662	-
Total Investments in Securities:	$ 10,171,756	$ 7,203,599	$ 2,967,550	$ 607
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(636)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	1,243
Transfers out of Level 3	-
Ending Balance	$ 607
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (636)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $1,803,058,000 of which $163,224,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $117,688 and repurchase agreements of $18,662) - See accompanying schedule: Unaffiliated issuers (cost $8,623,386)	$ 9,935,562
Fidelity Central Funds (cost $224,331)	224,331
Other affiliated issuers (cost $18,687)	11,863
Total Investments (cost $8,866,404)		$ 10,171,756
Cash		1
Foreign currency held at value (cost $1,005)		1,005
Receivable for investments sold		74,676
Receivable for fund shares sold		8,906
Dividends receivable		27,141
Distributions receivable from Fidelity Central Funds		250
Other receivables		3,906
Total assets		10,287,641

Liabilities
Payable for investments purchased	$ 61,924
Payable for fund shares redeemed	12,106
Accrued management fee	5,716
Distribution and service plan fees payable	169
Other affiliated payables	1,920
Other payables and accrued expenses	10,084
Collateral on securities loaned, at value	123,572
Total liabilities		215,491

Net Assets		$ 10,072,150
Net Assets consist of:
Paid in capital		$ 10,604,504
Undistributed net investment income		120,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,950,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,297,546
Net Assets		$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($391,603 ÷ 12,210.4 shares)	$ 32.07

Maximum offering price per share (100/94.25 of $32.07)	$ 34.03
Class T: Net Asset Value and redemption price per share ($91,992 ÷ 2,892.1 shares)	$ 31.81

Maximum offering price per share (100/96.50 of $31.81)	$ 32.96
Class B: Net Asset Value and offering price per share ($14,434 ÷ 456.7 shares)A	$ 31.60

Class C: Net Asset Value and offering price per share ($43,557 ÷ 1,374.7 shares)A	$ 31.68

International Discovery: Net Asset Value, offering price and redemption price per share ($8,133,121 ÷ 251,479.5 shares)	$ 32.34

Class K: Net Asset Value, offering price and redemption price per share ($1,078,333 ÷ 33,361.2 shares)	$ 32.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($319,110 ÷ 9,877.0 shares)	$ 32.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 239,834
Interest		2
Income from Fidelity Central Funds		6,282
Income before foreign taxes withheld		246,118
Less foreign taxes withheld		(17,979)
Total income		228,139

Expenses
Management fee Basic fee	$ 68,970
Performance adjustment	3,660
Transfer agent fees	23,371
Distribution and service plan fees	2,084
Accounting and security lending fees	1,801
Custodian fees and expenses	1,632
Independent trustees' compensation	55
Registration fees	223
Audit	117
Legal	49
Interest	12
Miscellaneous	132
Total expenses before reductions	102,106
Expense reductions	(4,562)	97,544
Net investment income (loss)		130,595
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141)	488,568
Foreign currency transactions	(6,761)
Capital gain distributions from Fidelity Central Funds	14
Total net realized gain (loss)		481,821
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,661)	637,812
Assets and liabilities in foreign currencies	968
Total change in net unrealized appreciation (depreciation)		638,780
Net gain (loss)		1,120,601
Net increase (decrease) in net assets resulting from operations		$ 1,251,196

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 130,595	$ 120,477
Net realized gain (loss)	481,821	(1,782,481)
Change in net unrealized appreciation (depreciation)	638,780	3,333,708
Net increase (decrease) in net assets resulting from operations	1,251,196	1,671,704
Distributions to shareholders from net investment income	(116,422)	(107,705)
Distributions to shareholders from net realized gain	(13,374)	-
Total distributions	(129,796)	(107,705)
Share transactions - net increase (decrease)	(662,032)	250,490
Redemption fees	291	345
Total increase (decrease) in net assets	459,659	1,814,834

Net Assets
Beginning of period	9,612,491	7,797,657
End of period (including undistributed net investment income of $120,198 and undistributed net investment income of $106,024, respectively)	$ 10,072,150	$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Income from Investment Operations
Net investment income (loss)C	.31	.31	.46	.44	.42
Net realized and unrealized gain (loss)	3.51	4.84	(22.08)	11.76	7.19
Total from investment operations	3.82	5.15	(21.62)	12.20	7.61
Distributions from net investment income	(.28)	(.26)	(.37)	(.35)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.32)	(.26)	(2.04)	(1.33)	(1.71)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Total ReturnA,B	13.43%	22.14%	(47.65)%	34.54%	26.01%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of fee waivers, if any	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of all reductions	1.28%	1.32%	1.29%	1.22%	1.21%
Net investment income (loss)	1.06%	1.28%	1.27%	1.08%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$ 392	$ 414	$ 380	$ 417	$ 140
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Income from Investment Operations
Net investment income (loss) C	.23	.24	.33	.29	.27
Net realized and unrealized gain (loss)	3.48	4.81	(21.94)	11.71	7.18
Total from investment operations	3.71	5.05	(21.61)	12.00	7.45
Distributions from net investment income	(.21)	(.19)	(.29)	(.26)	(.24)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.25)	(.19)	(1.96)	(1.24)	(1.64)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Total Return A,B	13.14%	21.79%	(47.84)%	34.08%	25.49%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of fee waivers, if any	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of all reductions	1.56%	1.60%	1.64%	1.60%	1.65%
Net investment income (loss)	.79%	1.00%	.91%	.70%	.78%
Supplemental Data
Net assets, end of period (in millions)	$ 92	$ 83	$ 64	$ 53	$ 10
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Income from Investment Operations
Net investment income (loss)C	.08	.12	.15	.08	.08
Net realized and unrealized gain (loss)	3.44	4.81	(21.77)	11.64	7.19
Total from investment operations	3.52	4.93	(21.62)	11.72	7.27
Distributions from net investment income	(.06)	-	(.16)	(.16)	(.11)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.10)	-	(1.83)	(1.14)	(1.51)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Total ReturnA,B	12.52%	21.20%	(48.11)%	33.37%	24.91%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.16%	2.19%	2.14%	2.27%
Expenses net of fee waivers, if any	2.12%	2.16%	2.19%	2.14%	2.25%
Expenses net of all reductions	2.08%	2.11%	2.15%	2.10%	2.19%
Net investment income (loss)	.27%	.49%	.40%	.19%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 16	$ 15	$ 17	$ 4
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Income from Investment Operations
Net investment income (loss) C	.09	.12	.15	.09	.11
Net realized and unrealized gain (loss)	3.45	4.82	(21.82)	11.66	7.19
Total from investment operations	3.54	4.94	(21.67)	11.75	7.30
Distributions from net investment income	(.05)	(.02)	(.17)	(.14)	(.12)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.09)	(.02)	(1.84)	(1.12)	(1.52)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Total Return A,B	12.54%	21.22%	(48.10)%	33.38%	24.97%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of fee waivers, if any	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of all reductions	2.05%	2.09%	2.13%	2.08%	2.11%
Net investment income (loss)	.30%	.51%	.42%	.22%	.33%
Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 43	$ 36	$ 28	$ 6
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Income from Investment Operations
Net investment income (loss) B	.40	.37	.57	.53	.48
Net realized and unrealized gain (loss)	3.54	4.88	(22.29)	11.84	7.25
Total from investment operations	3.94	5.25	(21.72)	12.37	7.73
Distributions from net investment income	(.35)	(.34)	(.41)	(.38)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.39)	(.34)	(2.08)	(1.36)	(1.71)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Total Return A	13.76%	22.47%	(47.55)%	34.85%	26.34%
Ratios to Average Net Assets C,E
Expenses before reductions	1.05%	1.12%	1.09%	1.04%	1.09%
Expenses net of fee waivers, if any	1.05%	1.12%	1.09%	1.04%	1.08%
Expenses net of all reductions	1.00%	1.07%	1.05%	1.00%	1.03%
Net investment income (loss)	1.35%	1.53%	1.51%	1.30%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$ 8,133	$ 8,114	$ 6,999	$ 14,176	$ 8,054
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss)D	.46	.44	.10
Net realized and unrealized gain (loss)	3.53	4.86	(16.52)
Total from investment operations	3.99	5.30	(16.42)
Distributions from net investment income	(.41)	(.42)	-
Distributions from net realized gain	(.04)	-	-
Total distributions	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 32.32	$ 28.78	$ 23.90
Total ReturnB,C	13.96%	22.80%	(40.72)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.84%	.88%	.93%A
Expenses net of fee waivers, if any	.84%	.88%	.93%A
Expenses net of all reductions	.79%	.83%	.89%A
Net investment income (loss)	1.55%	1.77%	.83%A
Supplemental Data
Net assets, end of period (in millions)	$ 1,078	$ 674	$ 145
Portfolio turnover rateF	82%	98%	79%

A Annualized

B Total returns for period of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Income from Investment Operations
Net investment income (loss) B	.41	.39	.53	.55	.51
Net realized and unrealized gain (loss)	3.55	4.86	(22.24)	11.85	7.25
Total from investment operations	3.96	5.25	(21.71)	12.40	7.76
Distributions from net investment income	(.38)	(.39)	(.44)	(.40)	(.33)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.42)	(.39)	(2.11)	(1.38)	(1.73)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Total Return A	13.84%	22.52%	(47.51)%	34.93%	26.45%
Ratios to Average Net Assets C,E
Expenses before reductions	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of fee waivers, if any	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of all reductions	.95%	1.00%	1.01%	.94%	.95%
Net investment income (loss)	1.40%	1.60%	1.54%	1.36%	1.49%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 267	$ 159	$ 58	$ 28
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,665,347
Gross unrealized depreciation	(554,558)
Net unrealized appreciation (depreciation)	$ 1,110,789

Tax Cost	$ 9,060,967

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 167,811
Capital loss carryforward	$ (1,803,058)
Net unrealized appreciation (depreciation)	$ 1,112,591

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 129,796	$ 107,705

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,811,097 and $8,569,062, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery share class as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,036	$ 43
Class T	.25%	.25%	447	-*
Class B	.75%	.25%	156	117
Class C	.75%	.25%	445	40
			$ 2,084	$ 200

* Amount represents four hundred sixty dollars.

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 65
Class T	12
Class B*	31
Class C*	2
$ 110

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,216.29
Class T	281.31
Class B	52.33
Class C	136.31
International Discovery	20,622.26
Class K	437.05
Institutional Class	627.20
	$ 23,371

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there was no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 31,133.45%		$ 12

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $38 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,155. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,212. The weighted average interest rate was .71%. The interest expense amounted to one hundred sixty-two dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,562 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 3,889	$ 3,982
Class T	633	533
Class B	37	-
Class C	71	30
International Discovery	98,508	96,783
Class K	9,602	3,616
Institutional Class	3,682	2,761
Total	$ 116,422	$ 107,705
From net realized gain
Class A	$ 555	$ -
Class T	119	-
Class B	23	-
Class C	61	-
International Discovery	11,290	-
Class K	935	-
Institutional Class	391	-
Total	$ 13,374	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,849	5,354	$ 142,203	$ 128,318
Reinvestment of distributions	120	132	3,654	2,786
Shares redeemed	(7,259)	(7,017)	(215,574)	(163,223)
Net increase (decrease)	(2,290)	(1,531)	$ (69,717)	$ (32,119)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class T
Shares sold	1,165	1,335	$ 34,154	$ 31,263
Reinvestment of distributions	24	24	716	507
Shares redeemed	(1,228)	(1,140)	(35,631)	(25,765)
Net increase (decrease)	(39)	219	$ (761)	$ 6,005
Class B
Shares sold	105	161	$ 3,047	$ 3,835
Reinvestment of distributions	2	-	54	-
Shares redeemed	(227)	(227)	(6,544)	(5,155)
Net increase (decrease)	(120)	(66)	$ (3,443)	$ (1,320)
Class C
Shares sold	356	920	$ 10,567	$ 20,539
Reinvestment of distributions	4	1	116	26
Shares redeemed	(515)	(953)	(14,926)	(22,201)
Net increase (decrease)	(155)	(32)	$ (4,243)	$ (1,636)
International Discovery
Shares sold	55,460	74,803	$ 1,640,231	$ 1,831,653
Conversion to Class K	-	(12,549)	-	(279,461)
Reinvestment of distributions	3,453	4,362	105,461	92,471
Shares redeemed	(89,239)	(77,871)	(2,636,183)	(1,831,786)
Net increase (decrease)	(30,326)	(11,255)	$ (890,491)	$ (187,123)
Class K
Shares sold	16,961	10,015	$ 491,304	$ 246,074
Conversion from International Discovery	-	12,572	-	279,461
Reinvestment of distributions	346	171	10,537	3,616
Shares redeemed	(7,377)	(5,401)	(215,813)	(128,754)
Net increase (decrease)	9,930	17,357	$ 286,028	$ 400,397
Institutional Class
Shares sold	4,322	10,440	$ 127,580	$ 235,326
Reinvestment of distributions	36	41	1,083	875
Shares redeemed	(3,773)	(7,843)	(108,068)	(169,915)
Net increase (decrease)	585	2,638	$ 20,595	$ 66,286

A Conversion transactions for Class K and International Discovery are for the period November 1, 2008 though August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
K Class	12/06/10	12/03/10	$0.488	$0.155

K Class designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
K Class	12/07/09	$0.398	$0.0296

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

IGI-K-UANN-1210
1.863305.102

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Discovery
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	6.91%	2.99%	4.45%
Class T (incl. 3.50% sales charge) B, E	9.18%	3.14%	4.50%
Class B (incl. contingent deferred sales charge) C, E	7.52%	2.99%	4.56%
Class C (incl. contingent deferred sales charge) D , E	11.54%	3.37%	4.59%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity® International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Discovery Fund - Class A on October 31, 2000 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class A took place on January 6, 2005. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Kennedy, Portfolio Manager of Fidelity AdvisorSM International Discovery Fund: For the 12 months ending October 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 13.43%, 13.14%, 12.52%, and 12.54%, respectively (excluding sales charges), beating the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. Stock selection drove relative performance, with particularly strong gains coming from investments in emerging markets, as well as the consumer discretionary, information technology, health care and industrials sectors. Top contributors included Elekta, a Swedish manufacturer of radiation-therapy equipment that benefited from successful product launches and an increase in capital spending by hospitals, and SSL International, a U.K. health care company that received a handsome buyout offer. I sold SSL. In consumer discretionary - which increased as a percentage of fund assets - strong gains at Carphone Warehouse Group, a U.K. cell phone retailer, were fueled in part by an expanding partnership with big-box electronics retailer Best Buy. All three holdings were out-of-index positions. Detractors were minimal, with underweightings in consumer staples and materials just nicking results. Stock disappointments included HeidelbergCement, a German cement company whose U.S. business was hurt by the weak housing market, and Swiss investment bank UBS, whose revenue slowed more than expected.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2009 to October 31, 2010
Class A	1.32%
Actual		$ 1,000.00	$ 1,071.90	$ 6.89
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.72
Class T	1.57%
Actual		$ 1,000.00	$ 1,070.70	$ 8.19
Hypothetical A		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.08%
Actual		$ 1,000.00	$ 1,067.90	$ 10.84
Hypothetical A		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.07%
Actual		$ 1,000.00	$ 1,067.70	$ 10.79
Hypothetical A		$ 1,000.00	$ 1,014.77	$ 10.51
International Discovery	1.02%
Actual		$ 1,000.00	$ 1,073.70	$ 5.33
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19
Class K	.82%
Actual		$ 1,000.00	$ 1,074.80	$ 4.29
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,074.10	$ 5.07
Hypothetical A		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 20.9%
Japan 12.1%
France 8.8%
Switzerland 7.0%
Germany 6.6%
United States of America 4.3%
Spain 3.8%
Denmark 3.3%
Australia 3.0%
Other 30.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 20.0%
Japan 18.7%
France 9.6%
Switzerland 7.2%
Germany 6.7%
Netherlands 3.8%
Australia 3.0%
Spain 3.0%
United States of America 2.3%
Other 25.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
	As of October 31, 2010	As of April 30, 2010
Stocks	98.6	99.3
Short-Term Investments and Net Other Assets	1.4	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	1.3
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	2.0
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.2
Nestle SA (Switzerland, Food Products)	1.6	1.4
Novartis AG (Switzerland, Pharmaceuticals)	1.5	1.2
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.4	0.9
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.3	1.9
Bayerische Motoren Werke AG (BMW) (Germany, Automobiles)	1.3	0.9
SOFTBANK CORP. (Japan, Wireless Telecommunication Services)	1.3	0.8
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.2	0.6
	15.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	21.6
Consumer Discretionary	20.8	15.7
Industrials	9.5	11.0
Materials	9.3	9.6
Health Care	9.1	9.1
Consumer Staples	8.6	7.8
Energy	6.4	7.8
Information Technology	6.1	11.1
Telecommunication Services	6.2	4.0
Utilities	0.6	1.6

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 108,304
JB Hi-Fi Ltd. (d)	1,401,880	27,302
Macquarie Group Ltd.	1,446,043	51,282
Newcrest Mining Ltd.	1,300,681	50,918
Wesfarmers Ltd.	1,097,894	35,644
Westfield Group unit	2,381,694	28,885
TOTAL AUSTRALIA		302,335
Bailiwick of Jersey - 0.6%
Experian PLC	3,677,200	42,742
Informa PLC	2,335,767	16,316
TOTAL BAILIWICK OF JERSEY		59,058
Belgium - 1.2%
Anheuser-Busch InBev SA NV	1,791,980	112,293
EVS Broadcast Equipment SA	89,263	5,602
TOTAL BELGIUM		117,895
Bermuda - 1.1%
Huabao International Holdings Ltd.	27,748,000	41,812
Li & Fung Ltd.	4,808,000	25,401
Noble Group Ltd.	26,477,364	38,050
Sihuan Pharmaceutical Holdings Group Ltd.	496,000	360
TOTAL BERMUDA		105,623
Brazil - 1.7%
Banco ABC Brasil SA	572,000	5,635
Banco Santander (Brasil) SA ADR	1,896,000	27,302
Diagnosticos da America SA	2,508,000	30,959
Drogasil SA	1,040,700	26,323
Souza Cruz Industria Comerico	1,579,500	81,157
TOTAL BRAZIL		171,376
British Virgin Islands - 0.3%
HLS Systems International Ltd. (a)(d)	610,767	7,720
Playtech Ltd. (d)	3,758,978	26,966
TOTAL BRITISH VIRGIN ISLANDS		34,686
Canada - 1.8%
First Quantum Minerals Ltd.	249,300	21,831
InterOil Corp. (a)(d)	247,600	17,624
Niko Resources Ltd.	483,100	46,088
Open Text Corp. (a)	769,600	34,047
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Pan American Silver Corp.	843,000	$ 26,909
Petrobank Energy & Resources Ltd. (a)	813,500	32,376
TOTAL CANADA		178,875
Cayman Islands - 2.4%
Belle International Holdings Ltd.	9,430,000	17,032
Bosideng International Holdings Ltd.	81,544,000	41,239
China Lodging Group Ltd. ADR (d)	344,759	8,381
Ctrip.com International Ltd. sponsored ADR (a)	505,000	26,295
Eurasia Drilling Co. Ltd. GDR (f)	257,900	6,576
Hengdeli Holdings Ltd.	75,304,000	41,775
Mongolian Mining Corp.	15,168,000	16,418
Perfect World Co. Ltd. sponsored ADR Class B (a)	771,187	24,986
Shenguan Holdings Group Ltd.	21,268,000	27,713
TPK Holdings Co.	25,000	413
Want Want China Holdings Ltd.	36,693,000	33,847
TOTAL CAYMAN ISLANDS		244,675
China - 1.2%
Baidu.com, Inc. sponsored ADR (a)	348,900	38,382
China Merchants Bank Co. Ltd. (H Shares)	18,516,200	52,554
Comba Telecom Systems Holdings Ltd. (d)	7,504,420	8,520
Minth Group Ltd.	2,146,000	4,014
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,492,000	7,748
ZTE Corp. (H Shares) (d)	2,362,096	8,776
TOTAL CHINA		119,994
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	21,633,000	607
Denmark - 3.3%
Carlsberg AS Series B	673,200	73,612
Novo Nordisk AS Series B	1,311,389	137,673
Pandora A/S	758,300	36,789
William Demant Holding AS (a)	1,094,900	82,070
TOTAL DENMARK		330,144
Egypt - 0.2%
Orascom Construction Industries SAE GDR	443,300	20,525
France - 8.8%
Accor SA	732,241	30,021
Atos Origin SA (a)	1,202,978	55,615
AXA SA	2,162,866	39,365
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	983,966	$ 71,948
Carrefour SA	973,625	52,537
Compagnie Generale de Geophysique SA (a)	1,085,600	25,352
Edenred (a)	552,100	11,562
Essilor International SA	566,366	37,812
GDF Suez	760,000	30,329
Iliad Group SA (d)	509,521	57,356
LVMH Moet Hennessy - Louis Vuitton	797,092	124,886
Pernod-Ricard SA	388,925	34,478
PPR SA	664,000	108,838
Sanofi-Aventis	317,944	22,270
Schneider Electric SA	588,962	83,590
Societe Generale Series A	1,175,263	70,360
Unibail-Rodamco	118,400	24,663
TOTAL FRANCE		880,982
Germany - 5.2%
Bayerische Motoren Werke AG (BMW)	1,818,327	130,326
Fresenius Medical Care AG & Co. KGaA	964,000	61,394
GEA Group AG	2,030,727	53,094
HeidelbergCement AG	245,167	12,822
Kabel Deutschland Holding AG	1,258,000	56,636
MAN SE	529,280	58,181
Metro AG	439,200	30,776
Siemens AG	1,089,506	124,433
TOTAL GERMANY		527,662
Greece - 0.2%
Coca-Cola Hellenic Bottling Co. SA	692,200	17,915
Hong Kong - 1.6%
AIA Group Ltd.	5,311,400	15,795
Henderson Land Development Co. Ltd.	3,760,700	26,709
I.T Ltd.	21,016,000	17,732
Techtronic Industries Co. Ltd.	65,201,500	66,032
Wharf Holdings Ltd.	4,890,000	32,111
TOTAL HONG KONG		158,379
India - 2.8%
Adani Enterprises Ltd.	1,982,014	31,500
Gitanjali Gems Ltd.	2,506,415	16,763
Housing Development Finance Corp. Ltd.	1,506,925	23,380
IndusInd Bank Ltd.	2,074,982	12,340
Common Stocks - continued
	Shares	Value (000s)
India - continued
INFO Edge India Ltd.	679,326	$ 10,427
Infrastructure Development Finance Co. Ltd.	3,122,908	14,094
Larsen & Toubro Ltd.	783,228	35,831
LIC Housing Finance Ltd.	1,481,322	44,801
Reliance Industries Ltd.	903,416	22,343
Rural Electrification Corp. Ltd.	2,750,582	23,001
Shriram Transport Finance Co. Ltd.	621,359	12,356
State Bank of India	217,944	15,491
The Jammu & Kashmir Bank Ltd.	545,569	11,206
Titan Industries Ltd.	160,588	12,869
TOTAL INDIA		286,402
Indonesia - 0.7%
PT Bank Rakyat Indonesia Tbk	19,678,500	25,100
PT Tower Bersama Infrastructure Tbk	4,813,500	1,373
PT XL Axiata Tbk (a)	67,983,500	43,738
TOTAL INDONESIA		70,211
Ireland - 0.5%
Ingersoll-Rand Co. Ltd.	731,600	28,759
James Hardie Industries NV unit (a)	3,882,491	20,501
TOTAL IRELAND		49,260
Israel - 0.2%
Israel Chemicals Ltd.	1,513,500	23,150
Italy - 1.4%
Intesa Sanpaolo SpA	5,602,109	19,702
Intesa Sanpaolo SpA (Risparmio Shares)	6,681,302	18,305
Prysmian SpA	964,200	18,689
Saipem SpA	1,876,915	83,389
TOTAL ITALY		140,085
Japan - 12.1%
ABC-Mart, Inc.	1,529,000	52,005
Asics Corp.	2,858,000	30,864
Canon, Inc.	1,331,350	61,286
Cosmos Pharmaceutical Corp.	543,200	17,099
Denso Corp.	1,577,500	49,057
Don Quijote Co. Ltd.	808,400	22,091
eAccess Ltd.	24,546	17,905
Fast Retailing Co. Ltd.	89,100	11,671
Goldcrest Co. Ltd.	161,770	3,492
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Honda Motor Co. Ltd.	1,736,200	$ 62,588
JSR Corp.	2,283,400	39,527
Keyence Corp.	192,600	47,749
Komatsu Ltd.	1,833,900	44,823
Mazda Motor Corp.	14,841,000	37,718
Misumi Group, Inc.	825,300	17,692
Mitsubishi Corp.	1,980,200	47,564
Mitsubishi UFJ Financial Group, Inc.	12,527,700	58,141
Mitsui & Co. Ltd.	2,230,900	35,086
Mizuho Financial Group, Inc.	17,803,700	25,821
Nichi-iko Pharmaceutical Co. Ltd.	932,200	32,877
Nintendo Co. Ltd.	88,400	22,905
Omron Corp.	1,439,900	33,425
ORIX Corp.	1,209,560	110,329
Osaka Securities Exchange Co. Ltd.	1,866	9,391
Rakuten, Inc.	80,045	61,673
Ricoh Co. Ltd.	3,021,000	42,260
Sawai Pharmaceutical Co. Ltd. (d)	160,300	14,004
SOFTBANK CORP.	4,003,100	128,560
Sony Financial Holdings, Inc.	7,099	24,701
Start Today Co. Ltd.	7,249	22,548
Sumitomo Mitsui Financial Group, Inc.	1,151,300	34,364
TOTAL JAPAN		1,219,216
Korea (South) - 1.5%
Hyundai Motor Co.	192,345	29,078
Kia Motors Corp.	912,890	36,451
NCsoft Corp.	97,952	21,559
NHN Corp. (a)	123,150	21,848
Samsung Electronics Co. Ltd.	38,175	25,292
Shinhan Financial Group Co. Ltd.	421,030	16,306
TOTAL KOREA (SOUTH)		150,534
Luxembourg - 0.3%
Millicom International Cellular SA	282,400	26,715
Mauritius - 0.2%
MakeMyTrip Ltd.	456,425	16,500
Mexico - 0.4%
Wal-Mart de Mexico SA de CV Series V	14,883,600	40,708
Netherlands - 2.2%
AEGON NV (a)	3,601,200	22,818
Gemalto NV (d)	704,193	32,061
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen) unit (a)	4,878,900	$ 52,185
Koninklijke Philips Electronics NV	2,283,638	69,639
LyondellBasell Industries NV Class A (a)	1,230,700	33,057
Randstad Holdings NV (a)	229,781	10,935
TOTAL NETHERLANDS		220,695
Norway - 1.6%
Aker Solutions ASA	1,903,800	28,983
DnB NOR ASA	5,226,955	71,723
Telenor ASA	1,549,800	24,982
Yara International ASA	620,300	32,607
TOTAL NORWAY		158,295
Poland - 0.1%
Eurocash SA	980,199	9,009
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,345
Singapore - 0.3%
Keppel Corp. Ltd.	4,295,000	33,118
South Africa - 2.2%
African Rainbow Minerals Ltd.	607,700	15,503
AngloGold Ashanti Ltd. sponsored ADR	816,100	38,446
Clicks Group Ltd.	7,968,139	51,983
Mr Price Group Ltd.	3,702,400	33,646
Sanlam Ltd.	7,188,000	26,946
Standard Bank Group Ltd.	1,349,000	19,893
Woolworths Holdings Ltd.	9,804,233	38,419
TOTAL SOUTH AFRICA		224,836
Spain - 3.8%
Antena 3 Television SA	2,176,200	22,226
Banco Bilbao Vizcaya Argentaria SA	4,146,934	54,620
Banco Santander SA	8,695,646	111,585
Gestevision Telecinco SA	2,269,700	28,948
Inditex SA (d)	398,393	33,266
Prosegur Compania de Seguridad SA (Reg.)	479,200	28,712
Telefonica SA	3,645,705	98,491
TOTAL SPAIN		377,848
Sweden - 1.7%
Elekta AB (B Shares)	2,194,000	83,011
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
H&M Hennes & Mauritz AB (B Shares)	1,301,280	$ 45,846
Modern Times Group MTG AB (B Shares)	579,300	41,538
TOTAL SWEDEN		170,395
Switzerland - 7.0%
Adecco SA (Reg.)	243,346	13,597
Compagnie Financiere Richemont SA Series A	692,855	34,546
Credit Suisse Group	644,315	26,666
Kuehne & Nagel International AG	197,400	24,406
Lonza Group AG	349,225	30,564
Nestle SA	2,845,723	155,823
Novartis AG	2,677,083	155,070
Partners Group Holding	176,756	32,322
Schindler Holding AG (participation certificate)	228,540	24,494
Sonova Holding AG Class B	213,178	24,689
The Swatch Group AG (Bearer)	175,550	67,074
UBS AG (a)	3,459,090	58,744
Zurich Financial Services AG	251,733	61,607
TOTAL SWITZERLAND		709,602
Taiwan - 0.5%
HTC Corp.	2,247,850	50,752
Thailand - 0.4%
Bangkok Bank Public Co. Ltd. (For. Reg.)	8,336,000	43,016
Turkey - 0.7%
Boyner Buyuk Magazacilik AS (a)(e)	4,833,645	11,256
Dogus Otomotiv Servis ve Ticaret AS (a)	2,849,000	21,452
Turkiye Garanti Bankasi AS	6,816,000	41,819
TOTAL TURKEY		74,527
United Kingdom - 20.9%
Aberdeen Asset Management PLC	12,139,132	34,580
Aegis Group PLC	12,834,711	25,848
Anglo American PLC (United Kingdom)	1,583,300	73,767
AstraZeneca PLC (United Kingdom)	1,776,034	89,327
Barclays PLC	20,242,493	88,943
BG Group PLC	943,475	18,373
BHP Billiton PLC	5,343,392	189,262
BP PLC	24,342,500	165,439
British Land Co. PLC	2,363,434	19,293
Britvic PLC	5,435,800	42,012
Burberry Group PLC	2,391,800	39,048
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Carphone Warehouse Group PLC (a)	15,119,465	$ 73,761
Cookson Group PLC (a)	1,543,760	12,738
GlaxoSmithKline PLC	6,239,100	121,819
HSBC Holdings PLC (United Kingdom)	12,868,660	133,916
IG Group Holdings PLC	6,526,105	55,259
InterContinental Hotel Group PLC	2,054,000	39,664
International Personal Finance PLC	9,411,888	46,896
International Power PLC	3,956,720	26,454
Legal & General Group PLC	18,411,796	29,616
Lloyds Banking Group PLC (a)	49,557,364	54,463
Micro Focus International PLC	2,166,900	13,255
Ocado Group PLC (a)(d)	14,388,400	32,204
Reckitt Benckiser Group PLC	1,415,031	79,144
Rio Tinto PLC	1,536,344	99,773
Royal Dutch Shell PLC Class B	5,903,573	188,900
Schroders PLC	1,532,400	38,767
SuperGroup PLC	101,212	1,832
TalkTalk Telecom Group PLC (a)	18,424,592	38,936
Ultra Electronics Holdings PLC	614,667	18,327
Vodafone Group PLC	42,989,943	117,503
Wolseley PLC (a)	1,389,264	37,015
Xstrata PLC	3,171,800	61,463
TOTAL UNITED KINGDOM		2,107,597
United States of America - 2.9%
AsiaInfo Holdings, Inc. (a)(d)	717,700	15,947
CF Industries Holdings, Inc.	273,800	33,549
Freeport-McMoRan Copper & Gold, Inc.	420,100	39,775
NII Holdings, Inc. (a)	1,802,500	75,363
The Mosaic Co.	376,200	27,523
Virgin Media, Inc. (d)	2,966,300	75,433
Walter Energy, Inc.	286,800	25,227
TOTAL UNITED STATES OF AMERICA		292,817
TOTAL COMMON STOCKS (Cost $8,518,349)		9,789,364
Nonconvertible Preferred Stocks - 1.4%
	Shares	Value (000s)
Germany - 1.4%
ProSiebenSat.1 Media AG	783,800	$ 20,711
Volkswagen AG	789,800	118,688
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $105,062)		139,399
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.23% (b)	100,758,575	100,759
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	123,571,582	123,572
TOTAL MONEY MARKET FUNDS (Cost $224,331)		224,331
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $18,662)	$ 18,662	18,662
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $8,866,404)		10,171,756
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(99,606)
NET ASSETS - 100%		$ 10,072,150
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,576,000 or 0.1% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$18,662,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 8,683
Banc of America Securities LLC	3,254
Barclays Capital, Inc.	6,725
$ 18,662
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 127
Fidelity Securities Lending Cash Central Fund	6,155
Total	$ 6,282
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,243	$ -	$ -	$ -	$ 607
Boyner Buyuk Magazacilik AS	-	11,785	-	-	11,256
Total	$ 1,243	$ 11,785	$ -	$ -	$ 11,863
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,107,597	$ 818,588	$ 1,289,009	$ -
Japan	1,219,216	580,277	638,939	-
France	880,982	833,360	47,622	-
Switzerland	709,602	469,122	240,480	-
Germany	667,061	481,234	185,827	-
Spain	377,848	113,152	264,696	-
Denmark	330,144	192,471	137,673	-
Australia	302,335	302,335	-	-
United States of America	292,817	292,817	-	-
Cyprus	607	-	-	607
Other	3,040,554	2,895,912	144,642	-
Money Market Funds	224,331	224,331	-	-
Cash Equivalents	18,662	-	18,662	-
Total Investments in Securities:	$ 10,171,756	$ 7,203,599	$ 2,967,550	$ 607
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(636)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	1,243
Transfers out of Level 3	-
Ending Balance	$ 607
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (636)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $1,803,058,000 of which $163,224,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $117,688 and repurchase agreements of $18,662) - See accompanying schedule: Unaffiliated issuers (cost $8,623,386)	$ 9,935,562
Fidelity Central Funds (cost $224,331)	224,331
Other affiliated issuers (cost $18,687)	11,863
Total Investments (cost $8,866,404)		$ 10,171,756
Cash		1
Foreign currency held at value (cost $1,005)		1,005
Receivable for investments sold		74,676
Receivable for fund shares sold		8,906
Dividends receivable		27,141
Distributions receivable from Fidelity Central Funds		250
Other receivables		3,906
Total assets		10,287,641

Liabilities
Payable for investments purchased	$ 61,924
Payable for fund shares redeemed	12,106
Accrued management fee	5,716
Distribution and service plan fees payable	169
Other affiliated payables	1,920
Other payables and accrued expenses	10,084
Collateral on securities loaned, at value	123,572
Total liabilities		215,491

Net Assets		$ 10,072,150
Net Assets consist of:
Paid in capital		$ 10,604,504
Undistributed net investment income		120,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,950,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,297,546
Net Assets		$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($391,603 ÷ 12,210.4 shares)	$ 32.07

Maximum offering price per share (100/94.25 of $32.07)	$ 34.03
Class T: Net Asset Value and redemption price per share ($91,992 ÷ 2,892.1 shares)	$ 31.81

Maximum offering price per share (100/96.50 of $31.81)	$ 32.96
Class B: Net Asset Value and offering price per share ($14,434 ÷ 456.7 shares)A	$ 31.60

Class C: Net Asset Value and offering price per share ($43,557 ÷ 1,374.7 shares)A	$ 31.68

International Discovery: Net Asset Value, offering price and redemption price per share ($8,133,121 ÷ 251,479.5 shares)	$ 32.34

Class K: Net Asset Value, offering price and redemption price per share ($1,078,333 ÷ 33,361.2 shares)	$ 32.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($319,110 ÷ 9,877.0 shares)	$ 32.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 239,834
Interest		2
Income from Fidelity Central Funds		6,282
Income before foreign taxes withheld		246,118
Less foreign taxes withheld		(17,979)
Total income		228,139

Expenses
Management fee Basic fee	$ 68,970
Performance adjustment	3,660
Transfer agent fees	23,371
Distribution and service plan fees	2,084
Accounting and security lending fees	1,801
Custodian fees and expenses	1,632
Independent trustees' compensation	55
Registration fees	223
Audit	117
Legal	49
Interest	12
Miscellaneous	132
Total expenses before reductions	102,106
Expense reductions	(4,562)	97,544
Net investment income (loss)		130,595
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141)	488,568
Foreign currency transactions	(6,761)
Capital gain distributions from Fidelity Central Funds	14
Total net realized gain (loss)		481,821
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,661)	637,812
Assets and liabilities in foreign currencies	968
Total change in net unrealized appreciation (depreciation)		638,780
Net gain (loss)		1,120,601
Net increase (decrease) in net assets resulting from operations		$ 1,251,196

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 130,595	$ 120,477
Net realized gain (loss)	481,821	(1,782,481)
Change in net unrealized appreciation (depreciation)	638,780	3,333,708
Net increase (decrease) in net assets resulting from operations	1,251,196	1,671,704
Distributions to shareholders from net investment income	(116,422)	(107,705)
Distributions to shareholders from net realized gain	(13,374)	-
Total distributions	(129,796)	(107,705)
Share transactions - net increase (decrease)	(662,032)	250,490
Redemption fees	291	345
Total increase (decrease) in net assets	459,659	1,814,834

Net Assets
Beginning of period	9,612,491	7,797,657
End of period (including undistributed net investment income of $120,198 and undistributed net investment income of $106,024, respectively)	$ 10,072,150	$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Income from Investment Operations
Net investment income (loss)C	.31	.31	.46	.44	.42
Net realized and unrealized gain (loss)	3.51	4.84	(22.08)	11.76	7.19
Total from investment operations	3.82	5.15	(21.62)	12.20	7.61
Distributions from net investment income	(.28)	(.26)	(.37)	(.35)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.32)	(.26)	(2.04)	(1.33)	(1.71)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Total ReturnA,B	13.43%	22.14%	(47.65)%	34.54%	26.01%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of fee waivers, if any	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of all reductions	1.28%	1.32%	1.29%	1.22%	1.21%
Net investment income (loss)	1.06%	1.28%	1.27%	1.08%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$ 392	$ 414	$ 380	$ 417	$ 140
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Income from Investment Operations
Net investment income (loss) C	.23	.24	.33	.29	.27
Net realized and unrealized gain (loss)	3.48	4.81	(21.94)	11.71	7.18
Total from investment operations	3.71	5.05	(21.61)	12.00	7.45
Distributions from net investment income	(.21)	(.19)	(.29)	(.26)	(.24)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.25)	(.19)	(1.96)	(1.24)	(1.64)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Total Return A,B	13.14%	21.79%	(47.84)%	34.08%	25.49%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of fee waivers, if any	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of all reductions	1.56%	1.60%	1.64%	1.60%	1.65%
Net investment income (loss)	.79%	1.00%	.91%	.70%	.78%
Supplemental Data
Net assets, end of period (in millions)	$ 92	$ 83	$ 64	$ 53	$ 10
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Income from Investment Operations
Net investment income (loss)C	.08	.12	.15	.08	.08
Net realized and unrealized gain (loss)	3.44	4.81	(21.77)	11.64	7.19
Total from investment operations	3.52	4.93	(21.62)	11.72	7.27
Distributions from net investment income	(.06)	-	(.16)	(.16)	(.11)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.10)	-	(1.83)	(1.14)	(1.51)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Total ReturnA,B	12.52%	21.20%	(48.11)%	33.37%	24.91%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.16%	2.19%	2.14%	2.27%
Expenses net of fee waivers, if any	2.12%	2.16%	2.19%	2.14%	2.25%
Expenses net of all reductions	2.08%	2.11%	2.15%	2.10%	2.19%
Net investment income (loss)	.27%	.49%	.40%	.19%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 16	$ 15	$ 17	$ 4
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Income from Investment Operations
Net investment income (loss) C	.09	.12	.15	.09	.11
Net realized and unrealized gain (loss)	3.45	4.82	(21.82)	11.66	7.19
Total from investment operations	3.54	4.94	(21.67)	11.75	7.30
Distributions from net investment income	(.05)	(.02)	(.17)	(.14)	(.12)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.09)	(.02)	(1.84)	(1.12)	(1.52)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Total Return A,B	12.54%	21.22%	(48.10)%	33.38%	24.97%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of fee waivers, if any	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of all reductions	2.05%	2.09%	2.13%	2.08%	2.11%
Net investment income (loss)	.30%	.51%	.42%	.22%	.33%
Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 43	$ 36	$ 28	$ 6
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Income from Investment Operations
Net investment income (loss) B	.40	.37	.57	.53	.48
Net realized and unrealized gain (loss)	3.54	4.88	(22.29)	11.84	7.25
Total from investment operations	3.94	5.25	(21.72)	12.37	7.73
Distributions from net investment income	(.35)	(.34)	(.41)	(.38)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.39)	(.34)	(2.08)	(1.36)	(1.71)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Total Return A	13.76%	22.47%	(47.55)%	34.85%	26.34%
Ratios to Average Net Assets C,E
Expenses before reductions	1.05%	1.12%	1.09%	1.04%	1.09%
Expenses net of fee waivers, if any	1.05%	1.12%	1.09%	1.04%	1.08%
Expenses net of all reductions	1.00%	1.07%	1.05%	1.00%	1.03%
Net investment income (loss)	1.35%	1.53%	1.51%	1.30%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$ 8,133	$ 8,114	$ 6,999	$ 14,176	$ 8,054
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss)D	.46	.44	.10
Net realized and unrealized gain (loss)	3.53	4.86	(16.52)
Total from investment operations	3.99	5.30	(16.42)
Distributions from net investment income	(.41)	(.42)	-
Distributions from net realized gain	(.04)	-	-
Total distributions	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 32.32	$ 28.78	$ 23.90
Total ReturnB,C	13.96%	22.80%	(40.72)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.84%	.88%	.93%A
Expenses net of fee waivers, if any	.84%	.88%	.93%A
Expenses net of all reductions	.79%	.83%	.89%A
Net investment income (loss)	1.55%	1.77%	.83%A
Supplemental Data
Net assets, end of period (in millions)	$ 1,078	$ 674	$ 145
Portfolio turnover rateF	82%	98%	79%

A Annualized

B Total returns for period of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Income from Investment Operations
Net investment income (loss) B	.41	.39	.53	.55	.51
Net realized and unrealized gain (loss)	3.55	4.86	(22.24)	11.85	7.25
Total from investment operations	3.96	5.25	(21.71)	12.40	7.76
Distributions from net investment income	(.38)	(.39)	(.44)	(.40)	(.33)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.42)	(.39)	(2.11)	(1.38)	(1.73)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Total Return A	13.84%	22.52%	(47.51)%	34.93%	26.45%
Ratios to Average Net Assets C,E
Expenses before reductions	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of fee waivers, if any	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of all reductions	.95%	1.00%	1.01%	.94%	.95%
Net investment income (loss)	1.40%	1.60%	1.54%	1.36%	1.49%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 267	$ 159	$ 58	$ 28
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,665,347
Gross unrealized depreciation	(554,558)
Net unrealized appreciation (depreciation)	$ 1,110,789

Tax Cost	$ 9,060,967

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 167,811
Capital loss carryforward	$ (1,803,058)
Net unrealized appreciation (depreciation)	$ 1,112,591

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 129,796	$ 107,705

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,811,097 and $8,569,062, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery share class as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,036	$ 43
Class T	.25%	.25%	447	-*
Class B	.75%	.25%	156	117
Class C	.75%	.25%	445	40
			$ 2,084	$ 200

* Amount represents four hundred sixty dollars.

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 65
Class T	12
Class B*	31
Class C*	2
$ 110

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,216.29
Class T	281.31
Class B	52.33
Class C	136.31
International Discovery	20,622.26
Class K	437.05
Institutional Class	627.20
	$ 23,371

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there was no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 31,133.45%		$ 12

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $38 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,155. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,212. The weighted average interest rate was .71%. The interest expense amounted to one hundred sixty-two dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,562 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 3,889	$ 3,982
Class T	633	533
Class B	37	-
Class C	71	30
International Discovery	98,508	96,783
Class K	9,602	3,616
Institutional Class	3,682	2,761
Total	$ 116,422	$ 107,705
From net realized gain
Class A	$ 555	$ -
Class T	119	-
Class B	23	-
Class C	61	-
International Discovery	11,290	-
Class K	935	-
Institutional Class	391	-
Total	$ 13,374	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,849	5,354	$ 142,203	$ 128,318
Reinvestment of distributions	120	132	3,654	2,786
Shares redeemed	(7,259)	(7,017)	(215,574)	(163,223)
Net increase (decrease)	(2,290)	(1,531)	$ (69,717)	$ (32,119)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class T
Shares sold	1,165	1,335	$ 34,154	$ 31,263
Reinvestment of distributions	24	24	716	507
Shares redeemed	(1,228)	(1,140)	(35,631)	(25,765)
Net increase (decrease)	(39)	219	$ (761)	$ 6,005
Class B
Shares sold	105	161	$ 3,047	$ 3,835
Reinvestment of distributions	2	-	54	-
Shares redeemed	(227)	(227)	(6,544)	(5,155)
Net increase (decrease)	(120)	(66)	$ (3,443)	$ (1,320)
Class C
Shares sold	356	920	$ 10,567	$ 20,539
Reinvestment of distributions	4	1	116	26
Shares redeemed	(515)	(953)	(14,926)	(22,201)
Net increase (decrease)	(155)	(32)	$ (4,243)	$ (1,636)
International Discovery
Shares sold	55,460	74,803	$ 1,640,231	$ 1,831,653
Conversion to Class K	-	(12,549)	-	(279,461)
Reinvestment of distributions	3,453	4,362	105,461	92,471
Shares redeemed	(89,239)	(77,871)	(2,636,183)	(1,831,786)
Net increase (decrease)	(30,326)	(11,255)	$ (890,491)	$ (187,123)
Class K
Shares sold	16,961	10,015	$ 491,304	$ 246,074
Conversion from International Discovery	-	12,572	-	279,461
Reinvestment of distributions	346	171	10,537	3,616
Shares redeemed	(7,377)	(5,401)	(215,813)	(128,754)
Net increase (decrease)	9,930	17,357	$ 286,028	$ 400,397
Institutional Class
Shares sold	4,322	10,440	$ 127,580	$ 235,326
Reinvestment of distributions	36	41	1,083	875
Shares redeemed	(3,773)	(7,843)	(108,068)	(169,915)
Net increase (decrease)	585	2,638	$ 20,595	$ 66,286

A Conversion transactions for Class K and International Discovery are for the period November 1, 2008 though August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002- 2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.32	$0.155
Class T	12/06/10	12/03/10	$0.243	$0.155
Class B	12/06/10	12/03/10	$0.055	$0.155
Class C	12/06/10	12/03/10	$0.077	$0.155

Class A, T, B and C designate 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.289	$0.0296
Class T	12/07/09	$0.234	$0.0296
Class B	12/07/09	$0.111	$0.0296
Class C	12/07/09	$0.096	$0.0296

The fund will notify shareholders in January 20101of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AID-UANN-1210
1.806656.105

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Discovery
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class is
a class of Fidelity®
International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	13.84%	4.55%	5.28%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Discovery Fund - Institutional Class on October 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from William Kennedy, Portfolio Manager of Fidelity AdvisorSM International Discovery Fund: For the 12 months ending October 31, 2010, the fund's Institutional Class shares returned 13.84%, beating the 8.49% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. Stock selection drove relative performance, with particularly strong gains coming from investments in emerging markets, as well as the consumer discretionary, information technology, health care and industrials sectors. Top contributors included Elekta, a Swedish manufacturer of radiation- therapy equipment that benefited from successful product launches and an increase in capital spending by hospitals, and SSL International, a U.K. health care company that received a handsome buyout offer. I sold SSL. In consumer discretionary - which increased as a percentage of fund assets - strong gains at Carphone Warehouse Group, a U.K. cell phone retailer, were fueled in part by an expanding partnership with big-box electronics retailer Best Buy. All three holdings were out-of-index positions. Detractors were minimal, with underweightings in consumer staples and materials just nicking results. Stock disappointments included HeidelbergCement, a German cement company whose U.S. business was hurt by the weak housing market, and Swiss investment bank UBS, whose revenue slowed more than expected.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2009 to October 31, 2010
Class A	1.32%
Actual		$ 1,000.00	$ 1,071.90	$ 6.89
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.72
Class T	1.57%
Actual		$ 1,000.00	$ 1,070.70	$ 8.19
Hypothetical A		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.08%
Actual		$ 1,000.00	$ 1,067.90	$ 10.84
Hypothetical A		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.07%
Actual		$ 1,000.00	$ 1,067.70	$ 10.79
Hypothetical A		$ 1,000.00	$ 1,014.77	$ 10.51
International Discovery	1.02%
Actual		$ 1,000.00	$ 1,073.70	$ 5.33
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19
Class K	.82%
Actual		$ 1,000.00	$ 1,074.80	$ 4.29
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,074.10	$ 5.07
Hypothetical A		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 20.9%
Japan 12.1%
France 8.8%
Switzerland 7.0%
Germany 6.6%
United States of America 4.3%
Spain 3.8%
Denmark 3.3%
Australia 3.0%
Other 30.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 20.0%
Japan 18.7%
France 9.6%
Switzerland 7.2%
Germany 6.7%
Netherlands 3.8%
Australia 3.0%
Spain 3.0%
United States of America 2.3%
Other 25.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
	As of October 31, 2010	As of April 30, 2010
Stocks	98.6	99.3
Short-Term Investments and Net Other Assets	1.4	0.7
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.9	1.3
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	2.0
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.2
Nestle SA (Switzerland, Food Products)	1.6	1.4
Novartis AG (Switzerland, Pharmaceuticals)	1.5	1.2
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	1.4	0.9
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.3	1.9
Bayerische Motoren Werke AG (BMW) (Germany, Automobiles)	1.3	0.9
SOFTBANK CORP. (Japan, Wireless Telecommunication Services)	1.3	0.8
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.2	0.6
	15.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	21.6
Consumer Discretionary	20.8	15.7
Industrials	9.5	11.0
Materials	9.3	9.6
Health Care	9.1	9.1
Consumer Staples	8.6	7.8
Energy	6.4	7.8
Information Technology	6.1	11.1
Telecommunication Services	6.2	4.0
Utilities	0.6	1.6

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (000s)
Australia - 3.0%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 108,304
JB Hi-Fi Ltd. (d)	1,401,880	27,302
Macquarie Group Ltd.	1,446,043	51,282
Newcrest Mining Ltd.	1,300,681	50,918
Wesfarmers Ltd.	1,097,894	35,644
Westfield Group unit	2,381,694	28,885
TOTAL AUSTRALIA		302,335
Bailiwick of Jersey - 0.6%
Experian PLC	3,677,200	42,742
Informa PLC	2,335,767	16,316
TOTAL BAILIWICK OF JERSEY		59,058
Belgium - 1.2%
Anheuser-Busch InBev SA NV	1,791,980	112,293
EVS Broadcast Equipment SA	89,263	5,602
TOTAL BELGIUM		117,895
Bermuda - 1.1%
Huabao International Holdings Ltd.	27,748,000	41,812
Li & Fung Ltd.	4,808,000	25,401
Noble Group Ltd.	26,477,364	38,050
Sihuan Pharmaceutical Holdings Group Ltd.	496,000	360
TOTAL BERMUDA		105,623
Brazil - 1.7%
Banco ABC Brasil SA	572,000	5,635
Banco Santander (Brasil) SA ADR	1,896,000	27,302
Diagnosticos da America SA	2,508,000	30,959
Drogasil SA	1,040,700	26,323
Souza Cruz Industria Comerico	1,579,500	81,157
TOTAL BRAZIL		171,376
British Virgin Islands - 0.3%
HLS Systems International Ltd. (a)(d)	610,767	7,720
Playtech Ltd. (d)	3,758,978	26,966
TOTAL BRITISH VIRGIN ISLANDS		34,686
Canada - 1.8%
First Quantum Minerals Ltd.	249,300	21,831
InterOil Corp. (a)(d)	247,600	17,624
Niko Resources Ltd.	483,100	46,088
Open Text Corp. (a)	769,600	34,047
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Pan American Silver Corp.	843,000	$ 26,909
Petrobank Energy & Resources Ltd. (a)	813,500	32,376
TOTAL CANADA		178,875
Cayman Islands - 2.4%
Belle International Holdings Ltd.	9,430,000	17,032
Bosideng International Holdings Ltd.	81,544,000	41,239
China Lodging Group Ltd. ADR (d)	344,759	8,381
Ctrip.com International Ltd. sponsored ADR (a)	505,000	26,295
Eurasia Drilling Co. Ltd. GDR (f)	257,900	6,576
Hengdeli Holdings Ltd.	75,304,000	41,775
Mongolian Mining Corp.	15,168,000	16,418
Perfect World Co. Ltd. sponsored ADR Class B (a)	771,187	24,986
Shenguan Holdings Group Ltd.	21,268,000	27,713
TPK Holdings Co.	25,000	413
Want Want China Holdings Ltd.	36,693,000	33,847
TOTAL CAYMAN ISLANDS		244,675
China - 1.2%
Baidu.com, Inc. sponsored ADR (a)	348,900	38,382
China Merchants Bank Co. Ltd. (H Shares)	18,516,200	52,554
Comba Telecom Systems Holdings Ltd. (d)	7,504,420	8,520
Minth Group Ltd.	2,146,000	4,014
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,492,000	7,748
ZTE Corp. (H Shares) (d)	2,362,096	8,776
TOTAL CHINA		119,994
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	21,633,000	607
Denmark - 3.3%
Carlsberg AS Series B	673,200	73,612
Novo Nordisk AS Series B	1,311,389	137,673
Pandora A/S	758,300	36,789
William Demant Holding AS (a)	1,094,900	82,070
TOTAL DENMARK		330,144
Egypt - 0.2%
Orascom Construction Industries SAE GDR	443,300	20,525
France - 8.8%
Accor SA	732,241	30,021
Atos Origin SA (a)	1,202,978	55,615
AXA SA	2,162,866	39,365
Common Stocks - continued
	Shares	Value (000s)
France - continued
BNP Paribas SA	983,966	$ 71,948
Carrefour SA	973,625	52,537
Compagnie Generale de Geophysique SA (a)	1,085,600	25,352
Edenred (a)	552,100	11,562
Essilor International SA	566,366	37,812
GDF Suez	760,000	30,329
Iliad Group SA (d)	509,521	57,356
LVMH Moet Hennessy - Louis Vuitton	797,092	124,886
Pernod-Ricard SA	388,925	34,478
PPR SA	664,000	108,838
Sanofi-Aventis	317,944	22,270
Schneider Electric SA	588,962	83,590
Societe Generale Series A	1,175,263	70,360
Unibail-Rodamco	118,400	24,663
TOTAL FRANCE		880,982
Germany - 5.2%
Bayerische Motoren Werke AG (BMW)	1,818,327	130,326
Fresenius Medical Care AG & Co. KGaA	964,000	61,394
GEA Group AG	2,030,727	53,094
HeidelbergCement AG	245,167	12,822
Kabel Deutschland Holding AG	1,258,000	56,636
MAN SE	529,280	58,181
Metro AG	439,200	30,776
Siemens AG	1,089,506	124,433
TOTAL GERMANY		527,662
Greece - 0.2%
Coca-Cola Hellenic Bottling Co. SA	692,200	17,915
Hong Kong - 1.6%
AIA Group Ltd.	5,311,400	15,795
Henderson Land Development Co. Ltd.	3,760,700	26,709
I.T Ltd.	21,016,000	17,732
Techtronic Industries Co. Ltd.	65,201,500	66,032
Wharf Holdings Ltd.	4,890,000	32,111
TOTAL HONG KONG		158,379
India - 2.8%
Adani Enterprises Ltd.	1,982,014	31,500
Gitanjali Gems Ltd.	2,506,415	16,763
Housing Development Finance Corp. Ltd.	1,506,925	23,380
IndusInd Bank Ltd.	2,074,982	12,340
Common Stocks - continued
	Shares	Value (000s)
India - continued
INFO Edge India Ltd.	679,326	$ 10,427
Infrastructure Development Finance Co. Ltd.	3,122,908	14,094
Larsen & Toubro Ltd.	783,228	35,831
LIC Housing Finance Ltd.	1,481,322	44,801
Reliance Industries Ltd.	903,416	22,343
Rural Electrification Corp. Ltd.	2,750,582	23,001
Shriram Transport Finance Co. Ltd.	621,359	12,356
State Bank of India	217,944	15,491
The Jammu & Kashmir Bank Ltd.	545,569	11,206
Titan Industries Ltd.	160,588	12,869
TOTAL INDIA		286,402
Indonesia - 0.7%
PT Bank Rakyat Indonesia Tbk	19,678,500	25,100
PT Tower Bersama Infrastructure Tbk	4,813,500	1,373
PT XL Axiata Tbk (a)	67,983,500	43,738
TOTAL INDONESIA		70,211
Ireland - 0.5%
Ingersoll-Rand Co. Ltd.	731,600	28,759
James Hardie Industries NV unit (a)	3,882,491	20,501
TOTAL IRELAND		49,260
Israel - 0.2%
Israel Chemicals Ltd.	1,513,500	23,150
Italy - 1.4%
Intesa Sanpaolo SpA	5,602,109	19,702
Intesa Sanpaolo SpA (Risparmio Shares)	6,681,302	18,305
Prysmian SpA	964,200	18,689
Saipem SpA	1,876,915	83,389
TOTAL ITALY		140,085
Japan - 12.1%
ABC-Mart, Inc.	1,529,000	52,005
Asics Corp.	2,858,000	30,864
Canon, Inc.	1,331,350	61,286
Cosmos Pharmaceutical Corp.	543,200	17,099
Denso Corp.	1,577,500	49,057
Don Quijote Co. Ltd.	808,400	22,091
eAccess Ltd.	24,546	17,905
Fast Retailing Co. Ltd.	89,100	11,671
Goldcrest Co. Ltd.	161,770	3,492
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Honda Motor Co. Ltd.	1,736,200	$ 62,588
JSR Corp.	2,283,400	39,527
Keyence Corp.	192,600	47,749
Komatsu Ltd.	1,833,900	44,823
Mazda Motor Corp.	14,841,000	37,718
Misumi Group, Inc.	825,300	17,692
Mitsubishi Corp.	1,980,200	47,564
Mitsubishi UFJ Financial Group, Inc.	12,527,700	58,141
Mitsui & Co. Ltd.	2,230,900	35,086
Mizuho Financial Group, Inc.	17,803,700	25,821
Nichi-iko Pharmaceutical Co. Ltd.	932,200	32,877
Nintendo Co. Ltd.	88,400	22,905
Omron Corp.	1,439,900	33,425
ORIX Corp.	1,209,560	110,329
Osaka Securities Exchange Co. Ltd.	1,866	9,391
Rakuten, Inc.	80,045	61,673
Ricoh Co. Ltd.	3,021,000	42,260
Sawai Pharmaceutical Co. Ltd. (d)	160,300	14,004
SOFTBANK CORP.	4,003,100	128,560
Sony Financial Holdings, Inc.	7,099	24,701
Start Today Co. Ltd.	7,249	22,548
Sumitomo Mitsui Financial Group, Inc.	1,151,300	34,364
TOTAL JAPAN		1,219,216
Korea (South) - 1.5%
Hyundai Motor Co.	192,345	29,078
Kia Motors Corp.	912,890	36,451
NCsoft Corp.	97,952	21,559
NHN Corp. (a)	123,150	21,848
Samsung Electronics Co. Ltd.	38,175	25,292
Shinhan Financial Group Co. Ltd.	421,030	16,306
TOTAL KOREA (SOUTH)		150,534
Luxembourg - 0.3%
Millicom International Cellular SA	282,400	26,715
Mauritius - 0.2%
MakeMyTrip Ltd.	456,425	16,500
Mexico - 0.4%
Wal-Mart de Mexico SA de CV Series V	14,883,600	40,708
Netherlands - 2.2%
AEGON NV (a)	3,601,200	22,818
Gemalto NV (d)	704,193	32,061
Common Stocks - continued
	Shares	Value (000s)
Netherlands - continued
ING Groep NV (Certificaten Van Aandelen) unit (a)	4,878,900	$ 52,185
Koninklijke Philips Electronics NV	2,283,638	69,639
LyondellBasell Industries NV Class A (a)	1,230,700	33,057
Randstad Holdings NV (a)	229,781	10,935
TOTAL NETHERLANDS		220,695
Norway - 1.6%
Aker Solutions ASA	1,903,800	28,983
DnB NOR ASA	5,226,955	71,723
Telenor ASA	1,549,800	24,982
Yara International ASA	620,300	32,607
TOTAL NORWAY		158,295
Poland - 0.1%
Eurocash SA	980,199	9,009
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,345
Singapore - 0.3%
Keppel Corp. Ltd.	4,295,000	33,118
South Africa - 2.2%
African Rainbow Minerals Ltd.	607,700	15,503
AngloGold Ashanti Ltd. sponsored ADR	816,100	38,446
Clicks Group Ltd.	7,968,139	51,983
Mr Price Group Ltd.	3,702,400	33,646
Sanlam Ltd.	7,188,000	26,946
Standard Bank Group Ltd.	1,349,000	19,893
Woolworths Holdings Ltd.	9,804,233	38,419
TOTAL SOUTH AFRICA		224,836
Spain - 3.8%
Antena 3 Television SA	2,176,200	22,226
Banco Bilbao Vizcaya Argentaria SA	4,146,934	54,620
Banco Santander SA	8,695,646	111,585
Gestevision Telecinco SA	2,269,700	28,948
Inditex SA (d)	398,393	33,266
Prosegur Compania de Seguridad SA (Reg.)	479,200	28,712
Telefonica SA	3,645,705	98,491
TOTAL SPAIN		377,848
Sweden - 1.7%
Elekta AB (B Shares)	2,194,000	83,011
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
H&M Hennes & Mauritz AB (B Shares)	1,301,280	$ 45,846
Modern Times Group MTG AB (B Shares)	579,300	41,538
TOTAL SWEDEN		170,395
Switzerland - 7.0%
Adecco SA (Reg.)	243,346	13,597
Compagnie Financiere Richemont SA Series A	692,855	34,546
Credit Suisse Group	644,315	26,666
Kuehne & Nagel International AG	197,400	24,406
Lonza Group AG	349,225	30,564
Nestle SA	2,845,723	155,823
Novartis AG	2,677,083	155,070
Partners Group Holding	176,756	32,322
Schindler Holding AG (participation certificate)	228,540	24,494
Sonova Holding AG Class B	213,178	24,689
The Swatch Group AG (Bearer)	175,550	67,074
UBS AG (a)	3,459,090	58,744
Zurich Financial Services AG	251,733	61,607
TOTAL SWITZERLAND		709,602
Taiwan - 0.5%
HTC Corp.	2,247,850	50,752
Thailand - 0.4%
Bangkok Bank Public Co. Ltd. (For. Reg.)	8,336,000	43,016
Turkey - 0.7%
Boyner Buyuk Magazacilik AS (a)(e)	4,833,645	11,256
Dogus Otomotiv Servis ve Ticaret AS (a)	2,849,000	21,452
Turkiye Garanti Bankasi AS	6,816,000	41,819
TOTAL TURKEY		74,527
United Kingdom - 20.9%
Aberdeen Asset Management PLC	12,139,132	34,580
Aegis Group PLC	12,834,711	25,848
Anglo American PLC (United Kingdom)	1,583,300	73,767
AstraZeneca PLC (United Kingdom)	1,776,034	89,327
Barclays PLC	20,242,493	88,943
BG Group PLC	943,475	18,373
BHP Billiton PLC	5,343,392	189,262
BP PLC	24,342,500	165,439
British Land Co. PLC	2,363,434	19,293
Britvic PLC	5,435,800	42,012
Burberry Group PLC	2,391,800	39,048
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Carphone Warehouse Group PLC (a)	15,119,465	$ 73,761
Cookson Group PLC (a)	1,543,760	12,738
GlaxoSmithKline PLC	6,239,100	121,819
HSBC Holdings PLC (United Kingdom)	12,868,660	133,916
IG Group Holdings PLC	6,526,105	55,259
InterContinental Hotel Group PLC	2,054,000	39,664
International Personal Finance PLC	9,411,888	46,896
International Power PLC	3,956,720	26,454
Legal & General Group PLC	18,411,796	29,616
Lloyds Banking Group PLC (a)	49,557,364	54,463
Micro Focus International PLC	2,166,900	13,255
Ocado Group PLC (a)(d)	14,388,400	32,204
Reckitt Benckiser Group PLC	1,415,031	79,144
Rio Tinto PLC	1,536,344	99,773
Royal Dutch Shell PLC Class B	5,903,573	188,900
Schroders PLC	1,532,400	38,767
SuperGroup PLC	101,212	1,832
TalkTalk Telecom Group PLC (a)	18,424,592	38,936
Ultra Electronics Holdings PLC	614,667	18,327
Vodafone Group PLC	42,989,943	117,503
Wolseley PLC (a)	1,389,264	37,015
Xstrata PLC	3,171,800	61,463
TOTAL UNITED KINGDOM		2,107,597
United States of America - 2.9%
AsiaInfo Holdings, Inc. (a)(d)	717,700	15,947
CF Industries Holdings, Inc.	273,800	33,549
Freeport-McMoRan Copper & Gold, Inc.	420,100	39,775
NII Holdings, Inc. (a)	1,802,500	75,363
The Mosaic Co.	376,200	27,523
Virgin Media, Inc. (d)	2,966,300	75,433
Walter Energy, Inc.	286,800	25,227
TOTAL UNITED STATES OF AMERICA		292,817
TOTAL COMMON STOCKS (Cost $8,518,349)		9,789,364
Nonconvertible Preferred Stocks - 1.4%
	Shares	Value (000s)
Germany - 1.4%
ProSiebenSat.1 Media AG	783,800	$ 20,711
Volkswagen AG	789,800	118,688
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $105,062)		139,399
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.23% (b)	100,758,575	100,759
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	123,571,582	123,572
TOTAL MONEY MARKET FUNDS (Cost $224,331)		224,331
Cash Equivalents - 0.2%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $18,662)	$ 18,662	18,662
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $8,866,404)		10,171,756
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(99,606)
NET ASSETS - 100%		$ 10,072,150
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,576,000 or 0.1% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$18,662,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 8,683
Banc of America Securities LLC	3,254
Barclays Capital, Inc.	6,725
$ 18,662
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 127
Fidelity Securities Lending Cash Central Fund	6,155
Total	$ 6,282
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 1,243	$ -	$ -	$ -	$ 607
Boyner Buyuk Magazacilik AS	-	11,785	-	-	11,256
Total	$ 1,243	$ 11,785	$ -	$ -	$ 11,863
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 2,107,597	$ 818,588	$ 1,289,009	$ -
Japan	1,219,216	580,277	638,939	-
France	880,982	833,360	47,622	-
Switzerland	709,602	469,122	240,480	-
Germany	667,061	481,234	185,827	-
Spain	377,848	113,152	264,696	-
Denmark	330,144	192,471	137,673	-
Australia	302,335	302,335	-	-
United States of America	292,817	292,817	-	-
Cyprus	607	-	-	607
Other	3,040,554	2,895,912	144,642	-
Money Market Funds	224,331	224,331	-	-
Cash Equivalents	18,662	-	18,662	-
Total Investments in Securities:	$ 10,171,756	$ 7,203,599	$ 2,967,550	$ 607
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(636)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	1,243
Transfers out of Level 3	-
Ending Balance	$ 607
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ (636)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $1,803,058,000 of which $163,224,000 and $1,639,834,000 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $117,688 and repurchase agreements of $18,662) - See accompanying schedule: Unaffiliated issuers (cost $8,623,386)	$ 9,935,562
Fidelity Central Funds (cost $224,331)	224,331
Other affiliated issuers (cost $18,687)	11,863
Total Investments (cost $8,866,404)		$ 10,171,756
Cash		1
Foreign currency held at value (cost $1,005)		1,005
Receivable for investments sold		74,676
Receivable for fund shares sold		8,906
Dividends receivable		27,141
Distributions receivable from Fidelity Central Funds		250
Other receivables		3,906
Total assets		10,287,641

Liabilities
Payable for investments purchased	$ 61,924
Payable for fund shares redeemed	12,106
Accrued management fee	5,716
Distribution and service plan fees payable	169
Other affiliated payables	1,920
Other payables and accrued expenses	10,084
Collateral on securities loaned, at value	123,572
Total liabilities		215,491

Net Assets		$ 10,072,150
Net Assets consist of:
Paid in capital		$ 10,604,504
Undistributed net investment income		120,198
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,950,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,297,546
Net Assets		$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($391,603 ÷ 12,210.4 shares)	$ 32.07

Maximum offering price per share (100/94.25 of $32.07)	$ 34.03
Class T: Net Asset Value and redemption price per share ($91,992 ÷ 2,892.1 shares)	$ 31.81

Maximum offering price per share (100/96.50 of $31.81)	$ 32.96
Class B: Net Asset Value and offering price per share ($14,434 ÷ 456.7 shares)A	$ 31.60

Class C: Net Asset Value and offering price per share ($43,557 ÷ 1,374.7 shares)A	$ 31.68

International Discovery: Net Asset Value, offering price and redemption price per share ($8,133,121 ÷ 251,479.5 shares)	$ 32.34

Class K: Net Asset Value, offering price and redemption price per share ($1,078,333 ÷ 33,361.2 shares)	$ 32.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($319,110 ÷ 9,877.0 shares)	$ 32.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2010

Investment Income
Dividends		$ 239,834
Interest		2
Income from Fidelity Central Funds		6,282
Income before foreign taxes withheld		246,118
Less foreign taxes withheld		(17,979)
Total income		228,139

Expenses
Management fee Basic fee	$ 68,970
Performance adjustment	3,660
Transfer agent fees	23,371
Distribution and service plan fees	2,084
Accounting and security lending fees	1,801
Custodian fees and expenses	1,632
Independent trustees' compensation	55
Registration fees	223
Audit	117
Legal	49
Interest	12
Miscellaneous	132
Total expenses before reductions	102,106
Expense reductions	(4,562)	97,544
Net investment income (loss)		130,595
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141)	488,568
Foreign currency transactions	(6,761)
Capital gain distributions from Fidelity Central Funds	14
Total net realized gain (loss)		481,821
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,661)	637,812
Assets and liabilities in foreign currencies	968
Total change in net unrealized appreciation (depreciation)		638,780
Net gain (loss)		1,120,601
Net increase (decrease) in net assets resulting from operations		$ 1,251,196

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 130,595	$ 120,477
Net realized gain (loss)	481,821	(1,782,481)
Change in net unrealized appreciation (depreciation)	638,780	3,333,708
Net increase (decrease) in net assets resulting from operations	1,251,196	1,671,704
Distributions to shareholders from net investment income	(116,422)	(107,705)
Distributions to shareholders from net realized gain	(13,374)	-
Total distributions	(129,796)	(107,705)
Share transactions - net increase (decrease)	(662,032)	250,490
Redemption fees	291	345
Total increase (decrease) in net assets	459,659	1,814,834

Net Assets
Beginning of period	9,612,491	7,797,657
End of period (including undistributed net investment income of $120,198 and undistributed net investment income of $106,024, respectively)	$ 10,072,150	$ 9,612,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.57	$ 23.68	$ 47.34	$ 36.47	$ 30.57
Income from Investment Operations
Net investment income (loss)C	.31	.31	.46	.44	.42
Net realized and unrealized gain (loss)	3.51	4.84	(22.08)	11.76	7.19
Total from investment operations	3.82	5.15	(21.62)	12.20	7.61
Distributions from net investment income	(.28)	(.26)	(.37)	(.35)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.32)	(.26)	(2.04)	(1.33)	(1.71)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Total ReturnA,B	13.43%	22.14%	(47.65)%	34.54%	26.01%
Ratios to Average Net Assets D, F
Expenses before reductions	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of fee waivers, if any	1.33%	1.37%	1.32%	1.25%	1.27%
Expenses net of all reductions	1.28%	1.32%	1.29%	1.22%	1.21%
Net investment income (loss)	1.06%	1.28%	1.27%	1.08%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$ 392	$ 414	$ 380	$ 417	$ 140
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.35	$ 23.49	$ 47.06	$ 36.30	$ 30.49
Income from Investment Operations
Net investment income (loss) C	.23	.24	.33	.29	.27
Net realized and unrealized gain (loss)	3.48	4.81	(21.94)	11.71	7.18
Total from investment operations	3.71	5.05	(21.61)	12.00	7.45
Distributions from net investment income	(.21)	(.19)	(.29)	(.26)	(.24)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.25)	(.19)	(1.96)	(1.24)	(1.64)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Total Return A,B	13.14%	21.79%	(47.84)%	34.08%	25.49%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of fee waivers, if any	1.60%	1.65%	1.68%	1.63%	1.71%
Expenses net of all reductions	1.56%	1.60%	1.64%	1.60%	1.65%
Net investment income (loss)	.79%	1.00%	.91%	.70%	.78%
Supplemental Data
Net assets, end of period (in millions)	$ 92	$ 83	$ 64	$ 53	$ 10
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.18	$ 23.25	$ 46.70	$ 36.12	$ 30.36
Income from Investment Operations
Net investment income (loss)C	.08	.12	.15	.08	.08
Net realized and unrealized gain (loss)	3.44	4.81	(21.77)	11.64	7.19
Total from investment operations	3.52	4.93	(21.62)	11.72	7.27
Distributions from net investment income	(.06)	-	(.16)	(.16)	(.11)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.10)	-	(1.83)	(1.14)	(1.51)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Total ReturnA,B	12.52%	21.20%	(48.11)%	33.37%	24.91%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.16%	2.19%	2.14%	2.27%
Expenses net of fee waivers, if any	2.12%	2.16%	2.19%	2.14%	2.25%
Expenses net of all reductions	2.08%	2.11%	2.15%	2.10%	2.19%
Net investment income (loss)	.27%	.49%	.40%	.19%	.24%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 16	$ 15	$ 17	$ 4
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.23	$ 23.31	$ 46.82	$ 36.19	$ 30.41
Income from Investment Operations
Net investment income (loss) C	.09	.12	.15	.09	.11
Net realized and unrealized gain (loss)	3.45	4.82	(21.82)	11.66	7.19
Total from investment operations	3.54	4.94	(21.67)	11.75	7.30
Distributions from net investment income	(.05)	(.02)	(.17)	(.14)	(.12)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.09)	(.02)	(1.84)	(1.12)	(1.52)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Total Return A,B	12.54%	21.22%	(48.10)%	33.38%	24.97%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of fee waivers, if any	2.09%	2.14%	2.17%	2.11%	2.16%
Expenses net of all reductions	2.05%	2.09%	2.13%	2.08%	2.11%
Net investment income (loss)	.30%	.51%	.42%	.22%	.33%
Supplemental Data
Net assets, end of period (in millions)	$ 44	$ 43	$ 36	$ 28	$ 6
Portfolio turnover rate E	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 23.88	$ 47.68	$ 36.67	$ 30.65
Income from Investment Operations
Net investment income (loss) B	.40	.37	.57	.53	.48
Net realized and unrealized gain (loss)	3.54	4.88	(22.29)	11.84	7.25
Total from investment operations	3.94	5.25	(21.72)	12.37	7.73
Distributions from net investment income	(.35)	(.34)	(.41)	(.38)	(.31)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.39)	(.34)	(2.08)	(1.36)	(1.71)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Total Return A	13.76%	22.47%	(47.55)%	34.85%	26.34%
Ratios to Average Net Assets C,E
Expenses before reductions	1.05%	1.12%	1.09%	1.04%	1.09%
Expenses net of fee waivers, if any	1.05%	1.12%	1.09%	1.04%	1.08%
Expenses net of all reductions	1.00%	1.07%	1.05%	1.00%	1.03%
Net investment income (loss)	1.35%	1.53%	1.51%	1.30%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$ 8,133	$ 8,114	$ 6,999	$ 14,176	$ 8,054
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2010	2009	2008G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss)D	.46	.44	.10
Net realized and unrealized gain (loss)	3.53	4.86	(16.52)
Total from investment operations	3.99	5.30	(16.42)
Distributions from net investment income	(.41)	(.42)	-
Distributions from net realized gain	(.04)	-	-
Total distributions	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 32.32	$ 28.78	$ 23.90
Total ReturnB,C	13.96%	22.80%	(40.72)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.84%	.88%	.93%A
Expenses net of fee waivers, if any	.84%	.88%	.93%A
Expenses net of all reductions	.79%	.83%	.89%A
Net investment income (loss)	1.55%	1.77%	.83%A
Supplemental Data
Net assets, end of period (in millions)	$ 1,078	$ 674	$ 145
Portfolio turnover rateF	82%	98%	79%

A Annualized

B Total returns for period of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.77	$ 23.91	$ 47.73	$ 36.71	$ 30.68
Income from Investment Operations
Net investment income (loss) B	.41	.39	.53	.55	.51
Net realized and unrealized gain (loss)	3.55	4.86	(22.24)	11.85	7.25
Total from investment operations	3.96	5.25	(21.71)	12.40	7.76
Distributions from net investment income	(.38)	(.39)	(.44)	(.40)	(.33)
Distributions from net realized gain	(.04)	-	(1.67)	(.98)	(1.40)
Total distributions	(.42)	(.39)	(2.11)	(1.38)	(1.73)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Total Return A	13.84%	22.52%	(47.51)%	34.93%	26.45%
Ratios to Average Net Assets C,E
Expenses before reductions	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of fee waivers, if any	.99%	1.05%	1.05%	.97%	1.00%
Expenses net of all reductions	.95%	1.00%	1.01%	.94%	.95%
Net investment income (loss)	1.40%	1.60%	1.54%	1.36%	1.49%
Supplemental Data
Net assets, end of period (in millions)	$ 319	$ 267	$ 159	$ 58	$ 28
Portfolio turnover rateD	82%	98%	79%	56%	56%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,665,347
Gross unrealized depreciation	(554,558)
Net unrealized appreciation (depreciation)	$ 1,110,789

Tax Cost	$ 9,060,967

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 167,811
Capital loss carryforward	$ (1,803,058)
Net unrealized appreciation (depreciation)	$ 1,112,591

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 129,796	$ 107,705

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,811,097 and $8,569,062, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± 20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery share class as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,036	$ 43
Class T	.25%	.25%	447	-*
Class B	.75%	.25%	156	117
Class C	.75%	.25%	445	40
			$ 2,084	$ 200

* Amount represents four hundred sixty dollars.

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 65
Class T	12
Class B*	31
Class C*	2
$ 110

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,216.29
Class T	281.31
Class B	52.33
Class C	136.31
International Discovery	20,622.26
Class K	437.05
Institutional Class	627.20
	$ 23,371

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there was no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 31,133.45%		$ 12

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $38 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,155. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,212. The weighted average interest rate was .71%. The interest expense amounted to one hundred sixty-two dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,562 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 3,889	$ 3,982
Class T	633	533
Class B	37	-
Class C	71	30
International Discovery	98,508	96,783
Class K	9,602	3,616
Institutional Class	3,682	2,761
Total	$ 116,422	$ 107,705
From net realized gain
Class A	$ 555	$ -
Class T	119	-
Class B	23	-
Class C	61	-
International Discovery	11,290	-
Class K	935	-
Institutional Class	391	-
Total	$ 13,374	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,849	5,354	$ 142,203	$ 128,318
Reinvestment of distributions	120	132	3,654	2,786
Shares redeemed	(7,259)	(7,017)	(215,574)	(163,223)
Net increase (decrease)	(2,290)	(1,531)	$ (69,717)	$ (32,119)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009A	2010	2009A
Class T
Shares sold	1,165	1,335	$ 34,154	$ 31,263
Reinvestment of distributions	24	24	716	507
Shares redeemed	(1,228)	(1,140)	(35,631)	(25,765)
Net increase (decrease)	(39)	219	$ (761)	$ 6,005
Class B
Shares sold	105	161	$ 3,047	$ 3,835
Reinvestment of distributions	2	-	54	-
Shares redeemed	(227)	(227)	(6,544)	(5,155)
Net increase (decrease)	(120)	(66)	$ (3,443)	$ (1,320)
Class C
Shares sold	356	920	$ 10,567	$ 20,539
Reinvestment of distributions	4	1	116	26
Shares redeemed	(515)	(953)	(14,926)	(22,201)
Net increase (decrease)	(155)	(32)	$ (4,243)	$ (1,636)
International Discovery
Shares sold	55,460	74,803	$ 1,640,231	$ 1,831,653
Conversion to Class K	-	(12,549)	-	(279,461)
Reinvestment of distributions	3,453	4,362	105,461	92,471
Shares redeemed	(89,239)	(77,871)	(2,636,183)	(1,831,786)
Net increase (decrease)	(30,326)	(11,255)	$ (890,491)	$ (187,123)
Class K
Shares sold	16,961	10,015	$ 491,304	$ 246,074
Conversion from International Discovery	-	12,572	-	279,461
Reinvestment of distributions	346	171	10,537	3,616
Shares redeemed	(7,377)	(5,401)	(215,813)	(128,754)
Net increase (decrease)	9,930	17,357	$ 286,028	$ 400,397
Institutional Class
Shares sold	4,322	10,440	$ 127,580	$ 235,326
Reinvestment of distributions	36	41	1,083	875
Shares redeemed	(3,773)	(7,843)	(108,068)	(169,915)
Net increase (decrease)	585	2,638	$ 20,595	$ 66,286

A Conversion transactions for Class K and International Discovery are for the period November 1, 2008 though August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002- 2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.437	$0.155

Class designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.37	$0.0296

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AIDI-UANN-1210
1.806657.105

Fidelity®
International Growth Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fundA
Fidelity International Growth Fund	20.97%	-4.88%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity International Growth Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Growth Fund: For the year, the fund's Retail Class shares gained 20.97%, significantly outpacing the 12.24% return of the MSCI EAFE® (Europe, Australasia, Far East) Growth Index. Stock picking in almost every sector was favorable, most notably financials and consumer discretionary, followed by materials, industrials and consumer staples. Positioning in telecommunication services and utilities detracted modestly. In country terms, positioning in emerging markets - especially stock picking in Brazil, Turkey and South Africa - was helpful. Successful positioning in Japan and Hong Kong also contributed. In Europe, good security selection in Denmark, Spain and the U.K. outweighed weakness in Switzerland. Elsewhere, the fund's modest stake in global U.S. companies proved helpful. Top individual contributors included Autoliv, a U.S.-listed and Sweden-based auto-safety equipment maker; Novo Nordisk, a Danish health care company; and Belgian brewer Anheuser-Busch InBev. Also of note, among emerging-markets stocks, were Turkish bank Turkiye Garanti Bankasi and Brazilian chemicals company Braskem. Several of these stocks were not in the index. In terms of notable detractors, we lacked exposure to French luxury consumer goods companies LVMH and Richemont Cie Financiere - two strong-performing index components - and overweighted lagging Swiss drug maker Roche Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,115.80	$ 8.00**
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,114.40	$ 9.33**
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,111.70	$ 11.98**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,112.00	$ 11.98**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
International Growth	1.25%**
Actual		$ 1,000.00	$ 1,117.00	$ 6.67**
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,117.00	$ 6.67**
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.73
Hypothetical A		$ 7.38
Class T	1.70%
Actual		$ 9.06
Hypothetical A		$ 8.64
Class B	2.20%
Actual		$ 11.71
Hypothetical A		$ 11.17
Class C	2.20%
Actual		$ 11.71
Hypothetical A		$ 11.17
International Growth	1.20%
Actual		$ 6.40
Hypothetical A		$ 6.11
Institutional Class	1.20%
Actual		$ 6.40
Hypothetical A		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 19.7%
United States of America 12.9%
Switzerland 11.8%
Japan 8.1%
Australia 5.3%
Germany 4.1%
Belgium 3.5%
Brazil 3.1%
France 2.9%
Other 28.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 19.0%
Switzerland 13.0%
United States of America 11.7%
Japan 9.3%
Australia 4.2%
Brazil 3.7%
Spain 3.6%
Belgium 3.3%
Germany 3.0%
Other 29.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.2	98.1
Short-Term Investments and Net Other Assets	1.8	1.9
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.6	4.0
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	4.4	3.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.7
Rio Tinto PLC (United Kingdom, Metals & Mining)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	3.0
Novo Nordisk AS Series B sponsored ADR (Denmark, Pharmaceuticals)	2.0	1.6
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	1.8
Visa, Inc. Class A (United States of America, IT Services)	1.9	2.0
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.9	0.4
Standard Chartered PLC (United Kingdom, Commercial Banks)	1.9	1.7
	25.7
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	17.8	17.1
Materials	16.9	16.2
Financials	13.4	16.4
Industrials	12.3	10.7
Consumer Discretionary	11.8	11.3
Health Care	11.3	10.9
Information Technology	8.4	6.6
Energy	4.8	4.6
Telecommunication Services	0.5	2.8
Utilities	0.0	0.3

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 5.3%
CSL Ltd.	11,708	$ 376,551
Leighton Holdings Ltd. (d)	9,176	329,906
MAp Group unit	21,718	64,892
Newcrest Mining Ltd.	1,155	45,215
Newcrest Mining Ltd. sponsored ADR	6,907	272,136
OZ Minerals Ltd.	134,053	205,524
Woolworths Ltd.	12,499	347,136
Worleyparsons Ltd.	7,835	176,154
TOTAL AUSTRALIA		1,817,514
Austria - 0.4%
Andritz AG	2,000	153,171
Bailiwick of Guernsey - 0.5%
Resolution Ltd.	44,093	185,016
Bailiwick of Jersey - 0.9%
Informa PLC	17,433	121,776
Randgold Resources Ltd. sponsored ADR	1,835	172,343
TOTAL BAILIWICK OF JERSEY		294,119
Belgium - 3.5%
Anheuser-Busch InBev SA NV	15,920	997,610
Umicore SA	4,480	210,824
TOTAL BELGIUM		1,208,434
Bermuda - 1.2%
Lazard Ltd. Class A	3,800	140,220
Seadrill Ltd. (d)	6,900	208,909
Trinity Ltd.	70,000	69,989
TOTAL BERMUDA		419,118
Brazil - 3.1%
Banco ABC Brasil SA	13,000	128,074
BM&F Bovespa SA	25,700	215,274
BR Malls Participacoes SA	9,300	88,834
Braskem SA Class A sponsored ADR (d)	12,300	256,455
Fibria Celulose SA sponsored ADR (a)	3,903	70,098
Iguatemi Empresa de Shopping Centers SA	2,800	65,342
Itau Unibanco Banco Multiplo SA ADR	7,030	172,657
Multiplan Empreendimentos Imobiliarios SA	3,300	75,652
TOTAL BRAZIL		1,072,386
Common Stocks - continued
	Shares	Value
Canada - 2.8%
Agnico-Eagle Mines Ltd. (Canada)	2,300	$ 178,380
Fairfax Financial Holdings Ltd. (sub. vtg.)	150	61,357
Goldcorp, Inc.	1,500	66,977
Niko Resources Ltd.	2,700	257,584
Open Text Corp. (a)	2,700	119,447
Pan American Silver Corp.	4,200	134,064
Petrobank Energy & Resources Ltd. (a)	3,400	135,313
TOTAL CANADA		953,122
Cayman Islands - 0.9%
Alibaba.com Ltd. (a)	37,000	72,270
China Lilang Ltd.	46,000	71,926
Wynn Macau Ltd.	69,200	153,019
TOTAL CAYMAN ISLANDS		297,215
Chile - 0.5%
Banco Santander Chile sponsored ADR	1,900	176,016
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	1,680	184,817
Denmark - 2.5%
Novo Nordisk AS Series B sponsored ADR	6,500	681,200
William Demant Holding AS (a)	2,300	172,400
TOTAL DENMARK		853,600
Finland - 1.9%
Metso Corp.	4,400	208,589
Nokian Tyres PLC	7,300	252,924
Outotec OYJ	4,000	186,677
TOTAL FINLAND		648,190
France - 2.9%
Alstom SA	3,613	182,290
Danone	5,852	370,292
Remy Cointreau SA	2,190	153,766
Safran SA	9,600	304,293
TOTAL FRANCE		1,010,641
Germany - 4.1%
Bayerische Motoren Werke AG (BMW)	1,255	89,950
Linde AG	3,266	470,126
Common Stocks - continued
	Shares	Value
Germany - continued
MAN SE	1,702	$ 187,092
Siemens AG sponsored ADR	5,800	662,998
TOTAL GERMANY		1,410,166
Hong Kong - 1.2%
Hong Kong Exchanges and Clearing Ltd.	18,300	402,771
Ireland - 1.0%
CRH PLC sponsored ADR (d)	11,300	199,671
James Hardie Industries NV sponsored ADR (a)	5,000	132,900
TOTAL IRELAND		332,571
Italy - 1.8%
Azimut Holdings SpA	16,215	165,382
Fiat SpA	18,900	319,789
Saipem SpA	3,325	147,726
TOTAL ITALY		632,897
Japan - 8.1%
Autobacs Seven Co. Ltd.	3,900	146,123
Denso Corp.	9,100	282,993
Fanuc Ltd.	3,000	434,309
Fast Retailing Co. Ltd.	1,300	170,289
Japan Steel Works Ltd.	17,000	162,198
Keyence Corp.	1,220	302,461
Kobayashi Pharmaceutical Co. Ltd.	3,900	181,745
MS&AD Insurance Group Holdings, Inc.	5,300	126,972
Nippon Thompson Co. Ltd.	19,000	131,751
Osaka Securities Exchange Co. Ltd.	28	140,922
Shiseido Co. Ltd.	9,100	189,986
SHO-BOND Holdings Co. Ltd.	3,500	74,898
USS Co. Ltd.	3,340	259,828
Yamato Kogyo Co. Ltd.	7,600	194,935
TOTAL JAPAN		2,799,410
Korea (South) - 0.7%
NHN Corp. (a)	1,444	256,183
Mexico - 1.0%
Wal-Mart de Mexico SA de CV Series V	130,600	357,206
Netherlands - 2.2%
ASM International NV unit (a)	6,100	155,855
ASML Holding NV	8,300	275,477
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke KPN NV	10,886	$ 181,768
QIAGEN NV (a)	7,500	141,075
TOTAL NETHERLANDS		754,175
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	1,500	79,560
Portugal - 0.5%
Jeronimo Martins SGPS SA	12,375	185,623
Singapore - 1.1%
City Developments Ltd.	10,000	98,277
Singapore Exchange Ltd.	32,000	217,569
Wing Tai Holdings Ltd.	44,000	59,492
TOTAL SINGAPORE		375,338
South Africa - 2.1%
African Rainbow Minerals Ltd.	9,939	253,560
Clicks Group Ltd.	26,686	174,096
JSE Ltd.	11,000	124,053
Mr Price Group Ltd.	20,200	183,572
TOTAL SOUTH AFRICA		735,281
Spain - 1.3%
Inditex SA (d)	3,515	293,506
Prosegur Compania de Seguridad SA (Reg.)	2,600	155,781
TOTAL SPAIN		449,287
Sweden - 1.5%
H&M Hennes & Mauritz AB (B Shares)	11,217	395,187
Swedish Match Co.	4,300	120,152
TOTAL SWEDEN		515,339
Switzerland - 11.8%
Credit Suisse Group sponsored ADR	4,320	179,280
Nestle SA	28,730	1,573,166
Novartis AG sponsored ADR (d)	11,200	649,040
Roche Holding AG (participation certificate)	4,835	709,765
Sonova Holding AG Class B	3,225	373,495
The Swatch Group AG:
(Bearer)	910	347,692
(Reg.)	228	15,843
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (a)	4,483	$ 76,132
UBS AG (NY Shares) (a)	8,700	148,074
TOTAL SWITZERLAND		4,072,487
Turkey - 1.9%
Anadolu Efes Biracilik ve Malt Sanayii AS	7,800	124,535
Asya Katilim Bankasi AS	27,000	69,651
Coca-Cola Icecek AS	10,000	128,286
Turkiye Garanti Bankasi AS	53,500	328,244
TOTAL TURKEY		650,716
United Kingdom - 19.7%
Anglo American PLC:
ADR	9,800	227,850
(United Kingdom)	1,800	83,863
Babcock International Group PLC	18,100	168,194
BAE Systems PLC	20,800	114,870
BG Group PLC	34,652	674,818
BHP Billiton PLC ADR	21,300	1,508,040
Cobham PLC	27,100	100,557
GlaxoSmithKline PLC sponsored ADR	11,300	441,152
Imperial Tobacco Group PLC	4,318	138,293
InterContinental Hotel Group PLC ADR (d)	13,755	266,159
Johnson Matthey PLC	6,924	212,326
Mothercare PLC	8,900	74,932
Reckitt Benckiser Group PLC	6,045	338,103
Rio Tinto PLC	2,735	177,617
Rio Tinto PLC sponsored ADR (d)	8,700	566,544
Serco Group PLC	30,103	296,129
Shaftesbury PLC	19,733	141,004
Standard Chartered PLC:
rights 11/5/10 (a)	2,619	22,050
(United Kingdom)	21,917	633,989
Tesco PLC	71,253	487,283
Unite Group PLC (a)	18,800	62,650
Victrex PLC	3,600	74,462
TOTAL UNITED KINGDOM		6,810,885
United States of America - 10.1%
Allergan, Inc.	1,900	137,579
Autoliv, Inc.	4,300	306,590
Berkshire Hathaway, Inc. Class B (a)	2,000	159,120
Cymer, Inc. (a)	2,000	73,900
Common Stocks - continued
	Shares	Value
United States of America - continued
eBay, Inc. (a)	2,600	$ 77,506
Google, Inc. Class A (a)	220	134,858
ION Geophysical Corp. (a)	14,800	72,372
JPMorgan Chase & Co.	3,818	143,671
Juniper Networks, Inc. (a)	18,600	602,454
Martin Marietta Materials, Inc.	900	72,432
Mead Johnson Nutrition Co. Class A	4,500	264,690
Mohawk Industries, Inc. (a)	2,600	149,084
Philip Morris International, Inc.	3,100	181,350
ResMed, Inc. (a)	5,500	175,285
Union Pacific Corp.	2,900	254,272
Visa, Inc. Class A	8,500	664,445
TOTAL UNITED STATES OF AMERICA		3,469,608
TOTAL COMMON STOCKS (Cost $28,745,190)		33,562,862
Investment Companies - 1.0%

United States of America - 1.0%
iShares MSCI EAFE Growth Index ETF (Cost $352,099)	6,000	352,800
Money Market Funds - 7.1%

Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c) (Cost $2,457,002)	2,457,002	2,457,002
Cash Equivalents - 2.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $685,000)	$ 685,012	$ 685,000
TOTAL INVESTMENT PORTFOLIO - 107.3% (Cost $32,239,291)		37,057,664
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(2,530,931)
NET ASSETS - 100%		$ 34,526,733
Security Type Abbreviations
ETF	-	Exchange-Traded Funds
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$685,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 114,147
Barclays Capital, Inc.	171,114
Credit Agricole Securities (USA), Inc.	29,506
Credit Suisse Securities (USA) LLC	31,533
Deutsche Bank Securities, Inc.	52,922
HSBC Securities (USA), Inc.	52,922
J.P. Morgan Securities, Inc.	141,125
Mizuho Securities USA, Inc.	35,281
Societe Generale, New York Branch	35,281
UBS Securities LLC	17,641
Wells Fargo Securities LLC	3,528
$ 685,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 13,302
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,810,885	$ 6,633,268	$ 177,617	$ -
Switzerland	4,072,487	3,996,355	76,132	-
United States of America	3,469,608	3,469,608	-	-
Japan	2,799,410	1,432,663	1,366,747	-
Australia	1,817,514	1,817,514	-	-
Germany	1,410,166	1,410,166	-	-
Belgium	1,208,434	1,208,434	-	-
Brazil	1,072,386	1,072,386	-	-
France	1,010,641	1,010,641	-	-
Other	9,891,331	9,891,331	-	-
Investment Companies	352,800	352,800	-	-
Money Market Funds	2,457,002	2,457,002	-	-
Cash Equivalents	685,000	-	685,000	-
Total Investments in Securities:	$ 37,057,664	$ 34,752,168	$ 2,305,496	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $6,290,360 of which $3,493,858 and $2,796,502 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $2,381,885 and repurchase agreements of $685,000) - See accompanying schedule: Unaffiliated issuers (cost $29,782,289)	$ 34,600,662
Fidelity Central Funds (cost $2,457,002)	2,457,002
Total Investments (cost $32,239,291)		$ 37,057,664
Cash		677
Foreign currency held at value (cost $212)		212
Receivable for investments sold		253,142
Receivable for fund shares sold		115,106
Dividends receivable		73,680
Distributions receivable from Fidelity Central Funds		943
Receivable from investment adviser for expense reductions		42,846
Other receivables		1,353
Total assets		37,545,623

Liabilities
Payable for investments purchased	$ 442,776
Payable for fund shares redeemed	30,235
Accrued management fee	23,253
Distribution and service plan fees payable	2,473
Other affiliated payables	8,855
Other payables and accrued expenses	54,296
Collateral on securities loaned, at value	2,457,002
Total liabilities		3,018,890

Net Assets		$ 34,526,733
Net Assets consist of:
Paid in capital		$ 36,253,596
Undistributed net investment income		237,573
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,786,731)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,822,295
Net Assets		$ 34,526,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,083,779 ÷ 367,982 shares)	$ 8.38

Maximum offering price per share (100/94.25 of $8.38)	$ 8.89
Class T: Net Asset Value and redemption price per share ($1,033,538 ÷ 123,323 shares)	$ 8.38

Maximum offering price per share (100/96.50 of $8.38)	$ 8.68
Class B: Net Asset Value and offering price per share ($581,201 ÷ 69,527 shares)A	$ 8.36

Class C: Net Asset Value and offering price per share ($1,260,789 ÷ 151,261 shares)A	$ 8.34

International Growth: Net Asset Value, offering price and redemption price per share ($28,454,384 ÷ 3,385,414 shares)	$ 8.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($113,042 ÷ 13,455 shares)	$ 8.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 637,165
Interest		706
Income from Fidelity Central Funds		13,302
Income before foreign taxes withheld		651,173
Less foreign taxes withheld		(47,674)
Total income		603,499

Expenses
Management fee Basic fee	$ 192,364
Performance adjustment	29,103
Transfer agent fees	85,306
Distribution and service plan fees	24,292
Accounting and security lending fees	14,333
Custodian fees and expenses	55,804
Independent trustees' compensation	148
Registration fees	73,332
Audit	62,652
Legal	191
Miscellaneous	300
Total expenses before reductions	537,825
Expense reductions	(178,649)	359,176
Net investment income (loss)		244,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,690,565
Foreign currency transactions	(561)
Total net realized gain (loss)		1,690,004
Change in net unrealized appreciation (depreciation) on: Investment securities	3,219,080
Assets and liabilities in foreign currencies	2,715
Total change in net unrealized appreciation (depreciation)		3,221,795
Net gain (loss)		4,911,799
Net increase (decrease) in net assets resulting from operations		$ 5,156,122

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 244,323	$ 175,103
Net realized gain (loss)	1,690,004	(2,934,897)
Change in net unrealized appreciation (depreciation)	3,221,795	7,705,769
Net increase (decrease) in net assets resulting from operations	5,156,122	4,945,975
Distributions to shareholders from net investment income	(167,219)	(188,551)
Distributions to shareholders from net realized gain	(78,510)	-
Total distributions	(245,729)	(188,551)
Share transactions - net increase (decrease)	8,231,990	1,563,086
Redemption fees	2,560	3,195
Total increase (decrease) in net assets	13,144,943	6,323,705

Net Assets
Beginning of period	21,381,790	15,058,085
End of period (including undistributed net investment income of $237,573 and undistributed net investment income of $167,884, respectively)	$ 34,526,733	$ 21,381,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.05	.07
Net realized and unrealized gain (loss)	1.39	1.55	(4.61)
Total from investment operations	1.44	1.60	(4.54)
Distributions from net investment income	(.05)	(.05)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.07) I	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.38	$ 7.01	$ 5.46
Total Return A,B	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%
Expenses net of all reductions	1.48%	1.47%	1.48%
Net investment income (loss)	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04	.03	.05
Net realized and unrealized gain (loss)	1.39	1.55	(4.60)
Total from investment operations	1.43	1.58	(4.55)
Distributions from net investment income	(.02)	(.03)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.05)	(.03)	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.38	$ 7.00	$ 5.45
Total Return A,B	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%
Expenses net of all reductions	1.73%	1.73%	1.73%
Net investment income (loss)	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.01	- H
Net realized and unrealized gain (loss)	1.38	1.55	(4.58)
Total from investment operations	1.38	1.56	(4.58)
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.36	$ 6.98	$ 5.42
Total Return A,B	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%	2.23%
Net investment income (loss)	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 581	$ 328	$ 642
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.01	- H
Net realized and unrealized gain (loss)	1.38	1.55	(4.58)
Total from investment operations	1.38	1.56	(4.58)
Distributions from net realized gain	(.02)	-	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.34	$ 6.98	$ 5.42
Total Return A,B	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.24%	2.23%	2.23%
Net investment income (loss)	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.06	.09
Net realized and unrealized gain (loss)	1.39	1.54	(4.60)
Total from investment operations	1.46	1.60	(4.51)
Distributions from net investment income	(.06)	(.06)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B,G	-	-	-
Net asset value, end of period	$ 8.40	$ 7.02	$ 5.48
Total Return A	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.23%
Net investment income (loss)	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.06	.09
Net realized and unrealized gain (loss)	1.39	1.54	(4.60)
Total from investment operations	1.46	1.60	(4.51)
Distributions from net investment income	(.06)	(.06)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B,G	-	-	-
Net asset value, end of period	$ 8.40	$ 7.02	$ 5.48
Total Return A	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.23%
Net investment income (loss)	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 36	$ 521
Portfolio turnover rate D	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,209,031
Gross unrealized depreciation	(928,317)
Net unrealized appreciation (depreciation)	$ 4,280,714

Tax Cost	$ 32,776,950

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 278,863
Capital loss carryforward	$ (6,290,360)
Net unrealized appreciation (depreciation)	$ 4,284,636

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 245,729	$ 188,551

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $31,048,448 and $23,131,685, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 5,536	$ 860
Class T	.25%	.25%	3,576	-
Class B	.75%	.25%	4,625	3,483
Class C	.75%	.25%	10,555	3,617
			$ 24,292	$ 7,960

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,989
Class T	569
Class B*	583
Class C*	125
$ 6,266

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 7,042.32
Class T	2,357.33
Class B	1,462.31
Class C	3,330.32
International Growth	70,950.31
Institutional Class	165.30
	$ 85,306

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $380 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $103 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,302. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 13,958
Class T	1.75%	4,759
Class B	2.25%	2,895
Class C	2.25%	6,772
International Growth	1.25%	145,483
Institutional Class	1.25%	371
		$ 174,238

Effective November 1, 2010 the expense limitations will be changed to 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, T, B, C, International Growth, and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,411 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 10,514	$ 7,994
Class T	1,819	2,991
International Growth	154,599	171,473
Institutional Class	287	6,093
Total	$ 167,219	$ 188,551
From net realized gain
Class A	$ 5,713	$ -
Class T	2,067	-
Class C	2,797	-
International Growth	67,807	-
Institutional Class	126	-
Total	$ 78,510	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	247,866	249,117	$ 1,869,390	$ 1,499,324
Reinvestment of distributions	2,011	1,620	14,999	7,954
Shares redeemed	(88,980)	(193,639)	(650,197)	(1,109,207)
Net increase (decrease)	160,897	57,098	$ 1,234,192	$ 398,071
Class T
Shares sold	73,695	78,248	$ 554,529	$ 453,244
Reinvestment of distributions	513	606	3,840	2,982
Shares redeemed	(26,780)	(96,008)	(194,364)	(616,841)
Net increase (decrease)	47,428	(17,154)	$ 364,005	$ (160,615)
Class B
Shares sold	37,806	35,907	$ 276,981	$ 202,014
Shares redeemed	(15,339)	(107,260)	(113,063)	(656,068)
Net increase (decrease)	22,467	(71,353)	$ 163,918	$ (454,054)
Class C
Shares sold	110,505	147,440	$ 831,229	$ 796,649
Reinvestment of distributions	369	-	2,760	-
Shares redeemed	(71,336)	(161,828)	(504,821)	(850,523)
Net increase (decrease)	39,538	(14,388)	$ 329,168	$ (53,874)
International Growth
Shares sold	1,971,246	1,976,158	$ 14,829,454	$ 11,124,182
Reinvestment of distributions	28,518	27,149	212,744	133,303
Shares redeemed	(1,213,664)	(1,574,393)	(8,965,012)	(8,834,160)
Net increase (decrease)	786,100	428,914	$ 6,077,186	$ 2,423,325
Institutional Class
Shares sold	11,311	6,125	$ 86,413	$ 37,094
Reinvestment of distributions	55	1,241	412	6,093
Shares redeemed	(3,097)	(97,389)	(23,304)	(632,954)
Net increase (decrease)	8,269	(90,023)	$ 63,521	$ (589,767)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Growth Fund	12/06/10	12/03/10	$0.057	$0.011

The Fidelity International Growth Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/7/2009	$0.063	$0.0099

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of the retail class and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the period shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and the retail class ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST)
1-800-544-5555

Automated line for quickest service

IGF-UANN-1210
1.912349.100

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	13.74%	-6.95%
Class T (incl. 3.50% sales charge)	16.25%	-6.45%
Class B (incl. contingent deferred sales charge) B	14.77%	-6.75%
Class C (incl. contingent deferred sales charge) C	18.82%	-5.78%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of class total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity AdvisorSM International Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 20.68%, 20.47%, 19.77% and 19.82%, respectively (excluding sales charges), significantly outpacing the 12.24% return of the MSCI EAFE® (Europe, Australasia, Far East) Growth Index. Stock picking in almost every sector was favorable, most notably financials and consumer discretionary, followed by materials, industrials and consumer staples. Positioning in telecommunication services and utilities detracted modestly. In country terms, the fund's positioning in emerging markets - especially stock picking in Brazil, Turkey and South Africa - was helpful. Successful positioning in Japan and Hong Kong also contributed. In Europe, good security selection in Denmark, Spain and the U.K. outweighed weakness in Switzerland. Elsewhere, the fund's modest stake in global U.S. companies proved helpful. Top individual contributors included Autoliv, a U.S.-listed and Sweden-based auto-safety equipment maker; Novo Nordisk, a Danish health care company; and Belgian brewer Anheuser-Busch InBev. Also of note, among emerging-markets stocks, were Turkish bank Turkiye Garanti Bankasi and Brazilian chemicals company Braskem. Several of these stocks were not in the index. In terms of notable detractors, we lacked exposure to French luxury consumer goods companies LVMH and Richemont Cie Financiere - two strong-performing index components - and overweighted lagging Swiss drug maker Roche Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,115.80	$ 8.00**
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,114.40	$ 9.33**
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,111.70	$ 11.98**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,112.00	$ 11.98**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
International Growth	1.25%**
Actual		$ 1,000.00	$ 1,117.00	$ 6.67**
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,117.00	$ 6.67**
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Shareholder Expense Example - continued

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.73
Hypothetical A		$ 7.38
Class T	1.70%
Actual		$ 9.06
Hypothetical A		$ 8.64
Class B	2.20%
Actual		$ 11.71
Hypothetical A		$ 11.17
Class C	2.20%
Actual		$ 11.71
Hypothetical A		$ 11.17
International Growth	1.20%
Actual		$ 6.40
Hypothetical A		$ 6.11
Institutional Class	1.20%
Actual		$ 6.40
Hypothetical A		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 19.7%
United States of America 12.9%
Switzerland 11.8%
Japan 8.1%
Australia 5.3%
Germany 4.1%
Belgium 3.5%
Brazil 3.1%
France 2.9%
Other 28.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 19.0%
Switzerland 13.0%
United States of America 11.7%
Japan 9.3%
Australia 4.2%
Brazil 3.7%
Spain 3.6%
Belgium 3.3%
Germany 3.0%
Other 29.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.2	98.1
Short-Term Investments and Net Other Assets	1.8	1.9
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.6	4.0
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	4.4	3.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.7
Rio Tinto PLC (United Kingdom, Metals & Mining)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	3.0
Novo Nordisk AS Series B sponsored ADR (Denmark, Pharmaceuticals)	2.0	1.6
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	1.8
Visa, Inc. Class A (United States of America, IT Services)	1.9	2.0
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.9	0.4
Standard Chartered PLC (United Kingdom, Commercial Banks)	1.9	1.7
	25.7
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	17.8	17.1
Materials	16.9	16.2
Financials	13.4	16.4
Industrials	12.3	10.7
Consumer Discretionary	11.8	11.3
Health Care	11.3	10.9
Information Technology	8.4	6.6
Energy	4.8	4.6
Telecommunication Services	0.5	2.8
Utilities	0.0	0.3

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 5.3%
CSL Ltd.	11,708	$ 376,551
Leighton Holdings Ltd. (d)	9,176	329,906
MAp Group unit	21,718	64,892
Newcrest Mining Ltd.	1,155	45,215
Newcrest Mining Ltd. sponsored ADR	6,907	272,136
OZ Minerals Ltd.	134,053	205,524
Woolworths Ltd.	12,499	347,136
Worleyparsons Ltd.	7,835	176,154
TOTAL AUSTRALIA		1,817,514
Austria - 0.4%
Andritz AG	2,000	153,171
Bailiwick of Guernsey - 0.5%
Resolution Ltd.	44,093	185,016
Bailiwick of Jersey - 0.9%
Informa PLC	17,433	121,776
Randgold Resources Ltd. sponsored ADR	1,835	172,343
TOTAL BAILIWICK OF JERSEY		294,119
Belgium - 3.5%
Anheuser-Busch InBev SA NV	15,920	997,610
Umicore SA	4,480	210,824
TOTAL BELGIUM		1,208,434
Bermuda - 1.2%
Lazard Ltd. Class A	3,800	140,220
Seadrill Ltd. (d)	6,900	208,909
Trinity Ltd.	70,000	69,989
TOTAL BERMUDA		419,118
Brazil - 3.1%
Banco ABC Brasil SA	13,000	128,074
BM&F Bovespa SA	25,700	215,274
BR Malls Participacoes SA	9,300	88,834
Braskem SA Class A sponsored ADR (d)	12,300	256,455
Fibria Celulose SA sponsored ADR (a)	3,903	70,098
Iguatemi Empresa de Shopping Centers SA	2,800	65,342
Itau Unibanco Banco Multiplo SA ADR	7,030	172,657
Multiplan Empreendimentos Imobiliarios SA	3,300	75,652
TOTAL BRAZIL		1,072,386
Common Stocks - continued
	Shares	Value
Canada - 2.8%
Agnico-Eagle Mines Ltd. (Canada)	2,300	$ 178,380
Fairfax Financial Holdings Ltd. (sub. vtg.)	150	61,357
Goldcorp, Inc.	1,500	66,977
Niko Resources Ltd.	2,700	257,584
Open Text Corp. (a)	2,700	119,447
Pan American Silver Corp.	4,200	134,064
Petrobank Energy & Resources Ltd. (a)	3,400	135,313
TOTAL CANADA		953,122
Cayman Islands - 0.9%
Alibaba.com Ltd. (a)	37,000	72,270
China Lilang Ltd.	46,000	71,926
Wynn Macau Ltd.	69,200	153,019
TOTAL CAYMAN ISLANDS		297,215
Chile - 0.5%
Banco Santander Chile sponsored ADR	1,900	176,016
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	1,680	184,817
Denmark - 2.5%
Novo Nordisk AS Series B sponsored ADR	6,500	681,200
William Demant Holding AS (a)	2,300	172,400
TOTAL DENMARK		853,600
Finland - 1.9%
Metso Corp.	4,400	208,589
Nokian Tyres PLC	7,300	252,924
Outotec OYJ	4,000	186,677
TOTAL FINLAND		648,190
France - 2.9%
Alstom SA	3,613	182,290
Danone	5,852	370,292
Remy Cointreau SA	2,190	153,766
Safran SA	9,600	304,293
TOTAL FRANCE		1,010,641
Germany - 4.1%
Bayerische Motoren Werke AG (BMW)	1,255	89,950
Linde AG	3,266	470,126
Common Stocks - continued
	Shares	Value
Germany - continued
MAN SE	1,702	$ 187,092
Siemens AG sponsored ADR	5,800	662,998
TOTAL GERMANY		1,410,166
Hong Kong - 1.2%
Hong Kong Exchanges and Clearing Ltd.	18,300	402,771
Ireland - 1.0%
CRH PLC sponsored ADR (d)	11,300	199,671
James Hardie Industries NV sponsored ADR (a)	5,000	132,900
TOTAL IRELAND		332,571
Italy - 1.8%
Azimut Holdings SpA	16,215	165,382
Fiat SpA	18,900	319,789
Saipem SpA	3,325	147,726
TOTAL ITALY		632,897
Japan - 8.1%
Autobacs Seven Co. Ltd.	3,900	146,123
Denso Corp.	9,100	282,993
Fanuc Ltd.	3,000	434,309
Fast Retailing Co. Ltd.	1,300	170,289
Japan Steel Works Ltd.	17,000	162,198
Keyence Corp.	1,220	302,461
Kobayashi Pharmaceutical Co. Ltd.	3,900	181,745
MS&AD Insurance Group Holdings, Inc.	5,300	126,972
Nippon Thompson Co. Ltd.	19,000	131,751
Osaka Securities Exchange Co. Ltd.	28	140,922
Shiseido Co. Ltd.	9,100	189,986
SHO-BOND Holdings Co. Ltd.	3,500	74,898
USS Co. Ltd.	3,340	259,828
Yamato Kogyo Co. Ltd.	7,600	194,935
TOTAL JAPAN		2,799,410
Korea (South) - 0.7%
NHN Corp. (a)	1,444	256,183
Mexico - 1.0%
Wal-Mart de Mexico SA de CV Series V	130,600	357,206
Netherlands - 2.2%
ASM International NV unit (a)	6,100	155,855
ASML Holding NV	8,300	275,477
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke KPN NV	10,886	$ 181,768
QIAGEN NV (a)	7,500	141,075
TOTAL NETHERLANDS		754,175
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	1,500	79,560
Portugal - 0.5%
Jeronimo Martins SGPS SA	12,375	185,623
Singapore - 1.1%
City Developments Ltd.	10,000	98,277
Singapore Exchange Ltd.	32,000	217,569
Wing Tai Holdings Ltd.	44,000	59,492
TOTAL SINGAPORE		375,338
South Africa - 2.1%
African Rainbow Minerals Ltd.	9,939	253,560
Clicks Group Ltd.	26,686	174,096
JSE Ltd.	11,000	124,053
Mr Price Group Ltd.	20,200	183,572
TOTAL SOUTH AFRICA		735,281
Spain - 1.3%
Inditex SA (d)	3,515	293,506
Prosegur Compania de Seguridad SA (Reg.)	2,600	155,781
TOTAL SPAIN		449,287
Sweden - 1.5%
H&M Hennes & Mauritz AB (B Shares)	11,217	395,187
Swedish Match Co.	4,300	120,152
TOTAL SWEDEN		515,339
Switzerland - 11.8%
Credit Suisse Group sponsored ADR	4,320	179,280
Nestle SA	28,730	1,573,166
Novartis AG sponsored ADR (d)	11,200	649,040
Roche Holding AG (participation certificate)	4,835	709,765
Sonova Holding AG Class B	3,225	373,495
The Swatch Group AG:
(Bearer)	910	347,692
(Reg.)	228	15,843
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (a)	4,483	$ 76,132
UBS AG (NY Shares) (a)	8,700	148,074
TOTAL SWITZERLAND		4,072,487
Turkey - 1.9%
Anadolu Efes Biracilik ve Malt Sanayii AS	7,800	124,535
Asya Katilim Bankasi AS	27,000	69,651
Coca-Cola Icecek AS	10,000	128,286
Turkiye Garanti Bankasi AS	53,500	328,244
TOTAL TURKEY		650,716
United Kingdom - 19.7%
Anglo American PLC:
ADR	9,800	227,850
(United Kingdom)	1,800	83,863
Babcock International Group PLC	18,100	168,194
BAE Systems PLC	20,800	114,870
BG Group PLC	34,652	674,818
BHP Billiton PLC ADR	21,300	1,508,040
Cobham PLC	27,100	100,557
GlaxoSmithKline PLC sponsored ADR	11,300	441,152
Imperial Tobacco Group PLC	4,318	138,293
InterContinental Hotel Group PLC ADR (d)	13,755	266,159
Johnson Matthey PLC	6,924	212,326
Mothercare PLC	8,900	74,932
Reckitt Benckiser Group PLC	6,045	338,103
Rio Tinto PLC	2,735	177,617
Rio Tinto PLC sponsored ADR (d)	8,700	566,544
Serco Group PLC	30,103	296,129
Shaftesbury PLC	19,733	141,004
Standard Chartered PLC:
rights 11/5/10 (a)	2,619	22,050
(United Kingdom)	21,917	633,989
Tesco PLC	71,253	487,283
Unite Group PLC (a)	18,800	62,650
Victrex PLC	3,600	74,462
TOTAL UNITED KINGDOM		6,810,885
United States of America - 10.1%
Allergan, Inc.	1,900	137,579
Autoliv, Inc.	4,300	306,590
Berkshire Hathaway, Inc. Class B (a)	2,000	159,120
Cymer, Inc. (a)	2,000	73,900
Common Stocks - continued
	Shares	Value
United States of America - continued
eBay, Inc. (a)	2,600	$ 77,506
Google, Inc. Class A (a)	220	134,858
ION Geophysical Corp. (a)	14,800	72,372
JPMorgan Chase & Co.	3,818	143,671
Juniper Networks, Inc. (a)	18,600	602,454
Martin Marietta Materials, Inc.	900	72,432
Mead Johnson Nutrition Co. Class A	4,500	264,690
Mohawk Industries, Inc. (a)	2,600	149,084
Philip Morris International, Inc.	3,100	181,350
ResMed, Inc. (a)	5,500	175,285
Union Pacific Corp.	2,900	254,272
Visa, Inc. Class A	8,500	664,445
TOTAL UNITED STATES OF AMERICA		3,469,608
TOTAL COMMON STOCKS (Cost $28,745,190)		33,562,862
Investment Companies - 1.0%

United States of America - 1.0%
iShares MSCI EAFE Growth Index ETF (Cost $352,099)	6,000	352,800
Money Market Funds - 7.1%

Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c) (Cost $2,457,002)	2,457,002	2,457,002
Cash Equivalents - 2.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $685,000)	$ 685,012	$ 685,000
TOTAL INVESTMENT PORTFOLIO - 107.3% (Cost $32,239,291)		37,057,664
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(2,530,931)
NET ASSETS - 100%		$ 34,526,733
Security Type Abbreviations
ETF	-	Exchange-Traded Funds
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$685,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 114,147
Barclays Capital, Inc.	171,114
Credit Agricole Securities (USA), Inc.	29,506
Credit Suisse Securities (USA) LLC	31,533
Deutsche Bank Securities, Inc.	52,922
HSBC Securities (USA), Inc.	52,922
J.P. Morgan Securities, Inc.	141,125
Mizuho Securities USA, Inc.	35,281
Societe Generale, New York Branch	35,281
UBS Securities LLC	17,641
Wells Fargo Securities LLC	3,528
$ 685,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 13,302
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,810,885	$ 6,633,268	$ 177,617	$ -
Switzerland	4,072,487	3,996,355	76,132	-
United States of America	3,469,608	3,469,608	-	-
Japan	2,799,410	1,432,663	1,366,747	-
Australia	1,817,514	1,817,514	-	-
Germany	1,410,166	1,410,166	-	-
Belgium	1,208,434	1,208,434	-	-
Brazil	1,072,386	1,072,386	-	-
France	1,010,641	1,010,641	-	-
Other	9,891,331	9,891,331	-	-
Investment Companies	352,800	352,800	-	-
Money Market Funds	2,457,002	2,457,002	-	-
Cash Equivalents	685,000	-	685,000	-
Total Investments in Securities:	$ 37,057,664	$ 34,752,168	$ 2,305,496	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $6,290,360 of which $3,493,858 and $2,796,502 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $2,381,885 and repurchase agreements of $685,000) - See accompanying schedule: Unaffiliated issuers (cost $29,782,289)	$ 34,600,662
Fidelity Central Funds (cost $2,457,002)	2,457,002
Total Investments (cost $32,239,291)		$ 37,057,664
Cash		677
Foreign currency held at value (cost $212)		212
Receivable for investments sold		253,142
Receivable for fund shares sold		115,106
Dividends receivable		73,680
Distributions receivable from Fidelity Central Funds		943
Receivable from investment adviser for expense reductions		42,846
Other receivables		1,353
Total assets		37,545,623

Liabilities
Payable for investments purchased	$ 442,776
Payable for fund shares redeemed	30,235
Accrued management fee	23,253
Distribution and service plan fees payable	2,473
Other affiliated payables	8,855
Other payables and accrued expenses	54,296
Collateral on securities loaned, at value	2,457,002
Total liabilities		3,018,890

Net Assets		$ 34,526,733
Net Assets consist of:
Paid in capital		$ 36,253,596
Undistributed net investment income		237,573
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,786,731)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,822,295
Net Assets		$ 34,526,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,083,779 ÷ 367,982 shares)	$ 8.38

Maximum offering price per share (100/94.25 of $8.38)	$ 8.89
Class T: Net Asset Value and redemption price per share ($1,033,538 ÷ 123,323 shares)	$ 8.38

Maximum offering price per share (100/96.50 of $8.38)	$ 8.68
Class B: Net Asset Value and offering price per share ($581,201 ÷ 69,527 shares)A	$ 8.36

Class C: Net Asset Value and offering price per share ($1,260,789 ÷ 151,261 shares)A	$ 8.34

International Growth: Net Asset Value, offering price and redemption price per share ($28,454,384 ÷ 3,385,414 shares)	$ 8.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($113,042 ÷ 13,455 shares)	$ 8.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 637,165
Interest		706
Income from Fidelity Central Funds		13,302
Income before foreign taxes withheld		651,173
Less foreign taxes withheld		(47,674)
Total income		603,499

Expenses
Management fee Basic fee	$ 192,364
Performance adjustment	29,103
Transfer agent fees	85,306
Distribution and service plan fees	24,292
Accounting and security lending fees	14,333
Custodian fees and expenses	55,804
Independent trustees' compensation	148
Registration fees	73,332
Audit	62,652
Legal	191
Miscellaneous	300
Total expenses before reductions	537,825
Expense reductions	(178,649)	359,176
Net investment income (loss)		244,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,690,565
Foreign currency transactions	(561)
Total net realized gain (loss)		1,690,004
Change in net unrealized appreciation (depreciation) on: Investment securities	3,219,080
Assets and liabilities in foreign currencies	2,715
Total change in net unrealized appreciation (depreciation)		3,221,795
Net gain (loss)		4,911,799
Net increase (decrease) in net assets resulting from operations		$ 5,156,122

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 244,323	$ 175,103
Net realized gain (loss)	1,690,004	(2,934,897)
Change in net unrealized appreciation (depreciation)	3,221,795	7,705,769
Net increase (decrease) in net assets resulting from operations	5,156,122	4,945,975
Distributions to shareholders from net investment income	(167,219)	(188,551)
Distributions to shareholders from net realized gain	(78,510)	-
Total distributions	(245,729)	(188,551)
Share transactions - net increase (decrease)	8,231,990	1,563,086
Redemption fees	2,560	3,195
Total increase (decrease) in net assets	13,144,943	6,323,705

Net Assets
Beginning of period	21,381,790	15,058,085
End of period (including undistributed net investment income of $237,573 and undistributed net investment income of $167,884, respectively)	$ 34,526,733	$ 21,381,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.05	.07
Net realized and unrealized gain (loss)	1.39	1.55	(4.61)
Total from investment operations	1.44	1.60	(4.54)
Distributions from net investment income	(.05)	(.05)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.07) I	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.38	$ 7.01	$ 5.46
Total Return A,B	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%
Expenses net of all reductions	1.48%	1.47%	1.48%
Net investment income (loss)	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04	.03	.05
Net realized and unrealized gain (loss)	1.39	1.55	(4.60)
Total from investment operations	1.43	1.58	(4.55)
Distributions from net investment income	(.02)	(.03)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.05)	(.03)	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.38	$ 7.00	$ 5.45
Total Return A,B	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%
Expenses net of all reductions	1.73%	1.73%	1.73%
Net investment income (loss)	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.01	- H
Net realized and unrealized gain (loss)	1.38	1.55	(4.58)
Total from investment operations	1.38	1.56	(4.58)
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.36	$ 6.98	$ 5.42
Total Return A,B	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%	2.23%
Net investment income (loss)	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 581	$ 328	$ 642
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.01	- H
Net realized and unrealized gain (loss)	1.38	1.55	(4.58)
Total from investment operations	1.38	1.56	(4.58)
Distributions from net realized gain	(.02)	-	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.34	$ 6.98	$ 5.42
Total Return A,B	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.24%	2.23%	2.23%
Net investment income (loss)	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.06	.09
Net realized and unrealized gain (loss)	1.39	1.54	(4.60)
Total from investment operations	1.46	1.60	(4.51)
Distributions from net investment income	(.06)	(.06)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B,G	-	-	-
Net asset value, end of period	$ 8.40	$ 7.02	$ 5.48
Total Return A	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.23%
Net investment income (loss)	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.06	.09
Net realized and unrealized gain (loss)	1.39	1.54	(4.60)
Total from investment operations	1.46	1.60	(4.51)
Distributions from net investment income	(.06)	(.06)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B,G	-	-	-
Net asset value, end of period	$ 8.40	$ 7.02	$ 5.48
Total Return A	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.23%
Net investment income (loss)	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 36	$ 521
Portfolio turnover rate D	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,209,031
Gross unrealized depreciation	(928,317)
Net unrealized appreciation (depreciation)	$ 4,280,714

Tax Cost	$ 32,776,950

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 278,863
Capital loss carryforward	$ (6,290,360)
Net unrealized appreciation (depreciation)	$ 4,284,636

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 245,729	$ 188,551

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $31,048,448 and $23,131,685, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 5,536	$ 860
Class T	.25%	.25%	3,576	-
Class B	.75%	.25%	4,625	3,483
Class C	.75%	.25%	10,555	3,617
			$ 24,292	$ 7,960

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,989
Class T	569
Class B*	583
Class C*	125
$ 6,266

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 7,042.32
Class T	2,357.33
Class B	1,462.31
Class C	3,330.32
International Growth	70,950.31
Institutional Class	165.30
	$ 85,306

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $380 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $103 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,302. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 13,958
Class T	1.75%	4,759
Class B	2.25%	2,895
Class C	2.25%	6,772
International Growth	1.25%	145,483
Institutional Class	1.25%	371
		$ 174,238

Effective November 1, 2010 the expense limitations will be changed to 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, T, B, C, International Growth, and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,411 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 10,514	$ 7,994
Class T	1,819	2,991
International Growth	154,599	171,473
Institutional Class	287	6,093
Total	$ 167,219	$ 188,551
From net realized gain
Class A	$ 5,713	$ -
Class T	2,067	-
Class C	2,797	-
International Growth	67,807	-
Institutional Class	126	-
Total	$ 78,510	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	247,866	249,117	$ 1,869,390	$ 1,499,324
Reinvestment of distributions	2,011	1,620	14,999	7,954
Shares redeemed	(88,980)	(193,639)	(650,197)	(1,109,207)
Net increase (decrease)	160,897	57,098	$ 1,234,192	$ 398,071
Class T
Shares sold	73,695	78,248	$ 554,529	$ 453,244
Reinvestment of distributions	513	606	3,840	2,982
Shares redeemed	(26,780)	(96,008)	(194,364)	(616,841)
Net increase (decrease)	47,428	(17,154)	$ 364,005	$ (160,615)
Class B
Shares sold	37,806	35,907	$ 276,981	$ 202,014
Shares redeemed	(15,339)	(107,260)	(113,063)	(656,068)
Net increase (decrease)	22,467	(71,353)	$ 163,918	$ (454,054)
Class C
Shares sold	110,505	147,440	$ 831,229	$ 796,649
Reinvestment of distributions	369	-	2,760	-
Shares redeemed	(71,336)	(161,828)	(504,821)	(850,523)
Net increase (decrease)	39,538	(14,388)	$ 329,168	$ (53,874)
International Growth
Shares sold	1,971,246	1,976,158	$ 14,829,454	$ 11,124,182
Reinvestment of distributions	28,518	27,149	212,744	133,303
Shares redeemed	(1,213,664)	(1,574,393)	(8,965,012)	(8,834,160)
Net increase (decrease)	786,100	428,914	$ 6,077,186	$ 2,423,325
Institutional Class
Shares sold	11,311	6,125	$ 86,413	$ 37,094
Reinvestment of distributions	55	1,241	412	6,093
Shares redeemed	(3,097)	(97,389)	(23,304)	(632,954)
Net increase (decrease)	8,269	(90,023)	$ 63,521	$ (589,767)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.043	$0.011
Class T	12/06/10	12/03/10	$0.03	$0.011
Class B	12/06/10	12/03/10	$-	$0.003
Class C	12/06/10	12/03/10	$-	$0.005

Class A, Class T, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/7/09	$0.056	$0.0099
Class T	12/7/09	$0.039	$0.0099
Class C	12/7/09	$0.021	$0.0099

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of the retail class and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the period shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and the retail class ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGF-UANN-1210
1.853348.102

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Growth
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class is
a class of Fidelity®
International Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Institutional Class	20.97%	-4.88%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Growth Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity AdvisorSM International Growth Fund: For the year, the fund's Institutional Class shares returned 20.97%, significantly outpacing the 12.24% return of the MSCI EAFE® (Europe, Australasia, Far East) Growth Index. Stock picking in almost every sector was favorable, most notably financials and consumer discretionary, followed by materials, industrials and consumer staples. Positioning in telecommunication services and utilities detracted modestly. In country terms, the fund's positioning in emerging markets - especially stock picking in Brazil, Turkey and South Africa - was helpful. Successful positioning in Japan and Hong Kong also contributed. In Europe, good security selection in Denmark, Spain and the U.K. outweighed weakness in Switzerland. Elsewhere, the fund's modest stake in global U.S. companies proved helpful. Top individual contributors included Autoliv, a U.S.-listed and Sweden-based auto-safety equipment maker; Novo Nordisk, a Danish health care company; and Belgian brewer Anheuser-Busch InBev. Also of note, among emerging-markets stocks, were Turkish bank Turkiye Garanti Bankasi and Brazilian chemicals company Braskem. Several of these stocks were not in the index. In terms of notable detractors, we lacked exposure to French luxury consumer goods companies LVMH and Richemont Cie Financiere - two strong-performing index components - and overweighted lagging Swiss drug maker Roche Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,115.80	$ 8.00**
Hypothetical A		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,114.40	$ 9.33**
Hypothetical A		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,111.70	$ 11.98**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,112.00	$ 11.98**
Hypothetical A		$ 1,000.00	$ 1,013.86	$ 11.42**
International Growth	1.25%**
Actual		$ 1,000.00	$ 1,117.00	$ 6.67**
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,117.00	$ 6.67**
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.73
Hypothetical A		$ 7.38
Class T	1.70%
Actual		$ 9.06
Hypothetical A		$ 8.64
Class B	2.20%
Actual		$ 11.71
Hypothetical A		$ 11.17
Class C	2.20%
Actual		$ 11.71
Hypothetical A		$ 11.17
International Growth	1.20%
Actual		$ 6.40
Hypothetical A		$ 6.11
Institutional Class	1.20%
Actual		$ 6.40
Hypothetical A		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 19.7%
United States of America 12.9%
Switzerland 11.8%
Japan 8.1%
Australia 5.3%
Germany 4.1%
Belgium 3.5%
Brazil 3.1%
France 2.9%
Other 28.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 19.0%
Switzerland 13.0%
United States of America 11.7%
Japan 9.3%
Australia 4.2%
Brazil 3.7%
Spain 3.6%
Belgium 3.3%
Germany 3.0%
Other 29.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.2	98.1
Short-Term Investments and Net Other Assets	1.8	1.9
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.6	4.0
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	4.4	3.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.7
Rio Tinto PLC (United Kingdom, Metals & Mining)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	3.0
Novo Nordisk AS Series B sponsored ADR (Denmark, Pharmaceuticals)	2.0	1.6
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	1.8
Visa, Inc. Class A (United States of America, IT Services)	1.9	2.0
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.9	0.4
Standard Chartered PLC (United Kingdom, Commercial Banks)	1.9	1.7
	25.7
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	17.8	17.1
Materials	16.9	16.2
Financials	13.4	16.4
Industrials	12.3	10.7
Consumer Discretionary	11.8	11.3
Health Care	11.3	10.9
Information Technology	8.4	6.6
Energy	4.8	4.6
Telecommunication Services	0.5	2.8
Utilities	0.0	0.3

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 5.3%
CSL Ltd.	11,708	$ 376,551
Leighton Holdings Ltd. (d)	9,176	329,906
MAp Group unit	21,718	64,892
Newcrest Mining Ltd.	1,155	45,215
Newcrest Mining Ltd. sponsored ADR	6,907	272,136
OZ Minerals Ltd.	134,053	205,524
Woolworths Ltd.	12,499	347,136
Worleyparsons Ltd.	7,835	176,154
TOTAL AUSTRALIA		1,817,514
Austria - 0.4%
Andritz AG	2,000	153,171
Bailiwick of Guernsey - 0.5%
Resolution Ltd.	44,093	185,016
Bailiwick of Jersey - 0.9%
Informa PLC	17,433	121,776
Randgold Resources Ltd. sponsored ADR	1,835	172,343
TOTAL BAILIWICK OF JERSEY		294,119
Belgium - 3.5%
Anheuser-Busch InBev SA NV	15,920	997,610
Umicore SA	4,480	210,824
TOTAL BELGIUM		1,208,434
Bermuda - 1.2%
Lazard Ltd. Class A	3,800	140,220
Seadrill Ltd. (d)	6,900	208,909
Trinity Ltd.	70,000	69,989
TOTAL BERMUDA		419,118
Brazil - 3.1%
Banco ABC Brasil SA	13,000	128,074
BM&F Bovespa SA	25,700	215,274
BR Malls Participacoes SA	9,300	88,834
Braskem SA Class A sponsored ADR (d)	12,300	256,455
Fibria Celulose SA sponsored ADR (a)	3,903	70,098
Iguatemi Empresa de Shopping Centers SA	2,800	65,342
Itau Unibanco Banco Multiplo SA ADR	7,030	172,657
Multiplan Empreendimentos Imobiliarios SA	3,300	75,652
TOTAL BRAZIL		1,072,386
Common Stocks - continued
	Shares	Value
Canada - 2.8%
Agnico-Eagle Mines Ltd. (Canada)	2,300	$ 178,380
Fairfax Financial Holdings Ltd. (sub. vtg.)	150	61,357
Goldcorp, Inc.	1,500	66,977
Niko Resources Ltd.	2,700	257,584
Open Text Corp. (a)	2,700	119,447
Pan American Silver Corp.	4,200	134,064
Petrobank Energy & Resources Ltd. (a)	3,400	135,313
TOTAL CANADA		953,122
Cayman Islands - 0.9%
Alibaba.com Ltd. (a)	37,000	72,270
China Lilang Ltd.	46,000	71,926
Wynn Macau Ltd.	69,200	153,019
TOTAL CAYMAN ISLANDS		297,215
Chile - 0.5%
Banco Santander Chile sponsored ADR	1,900	176,016
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	1,680	184,817
Denmark - 2.5%
Novo Nordisk AS Series B sponsored ADR	6,500	681,200
William Demant Holding AS (a)	2,300	172,400
TOTAL DENMARK		853,600
Finland - 1.9%
Metso Corp.	4,400	208,589
Nokian Tyres PLC	7,300	252,924
Outotec OYJ	4,000	186,677
TOTAL FINLAND		648,190
France - 2.9%
Alstom SA	3,613	182,290
Danone	5,852	370,292
Remy Cointreau SA	2,190	153,766
Safran SA	9,600	304,293
TOTAL FRANCE		1,010,641
Germany - 4.1%
Bayerische Motoren Werke AG (BMW)	1,255	89,950
Linde AG	3,266	470,126
Common Stocks - continued
	Shares	Value
Germany - continued
MAN SE	1,702	$ 187,092
Siemens AG sponsored ADR	5,800	662,998
TOTAL GERMANY		1,410,166
Hong Kong - 1.2%
Hong Kong Exchanges and Clearing Ltd.	18,300	402,771
Ireland - 1.0%
CRH PLC sponsored ADR (d)	11,300	199,671
James Hardie Industries NV sponsored ADR (a)	5,000	132,900
TOTAL IRELAND		332,571
Italy - 1.8%
Azimut Holdings SpA	16,215	165,382
Fiat SpA	18,900	319,789
Saipem SpA	3,325	147,726
TOTAL ITALY		632,897
Japan - 8.1%
Autobacs Seven Co. Ltd.	3,900	146,123
Denso Corp.	9,100	282,993
Fanuc Ltd.	3,000	434,309
Fast Retailing Co. Ltd.	1,300	170,289
Japan Steel Works Ltd.	17,000	162,198
Keyence Corp.	1,220	302,461
Kobayashi Pharmaceutical Co. Ltd.	3,900	181,745
MS&AD Insurance Group Holdings, Inc.	5,300	126,972
Nippon Thompson Co. Ltd.	19,000	131,751
Osaka Securities Exchange Co. Ltd.	28	140,922
Shiseido Co. Ltd.	9,100	189,986
SHO-BOND Holdings Co. Ltd.	3,500	74,898
USS Co. Ltd.	3,340	259,828
Yamato Kogyo Co. Ltd.	7,600	194,935
TOTAL JAPAN		2,799,410
Korea (South) - 0.7%
NHN Corp. (a)	1,444	256,183
Mexico - 1.0%
Wal-Mart de Mexico SA de CV Series V	130,600	357,206
Netherlands - 2.2%
ASM International NV unit (a)	6,100	155,855
ASML Holding NV	8,300	275,477
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke KPN NV	10,886	$ 181,768
QIAGEN NV (a)	7,500	141,075
TOTAL NETHERLANDS		754,175
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	1,500	79,560
Portugal - 0.5%
Jeronimo Martins SGPS SA	12,375	185,623
Singapore - 1.1%
City Developments Ltd.	10,000	98,277
Singapore Exchange Ltd.	32,000	217,569
Wing Tai Holdings Ltd.	44,000	59,492
TOTAL SINGAPORE		375,338
South Africa - 2.1%
African Rainbow Minerals Ltd.	9,939	253,560
Clicks Group Ltd.	26,686	174,096
JSE Ltd.	11,000	124,053
Mr Price Group Ltd.	20,200	183,572
TOTAL SOUTH AFRICA		735,281
Spain - 1.3%
Inditex SA (d)	3,515	293,506
Prosegur Compania de Seguridad SA (Reg.)	2,600	155,781
TOTAL SPAIN		449,287
Sweden - 1.5%
H&M Hennes & Mauritz AB (B Shares)	11,217	395,187
Swedish Match Co.	4,300	120,152
TOTAL SWEDEN		515,339
Switzerland - 11.8%
Credit Suisse Group sponsored ADR	4,320	179,280
Nestle SA	28,730	1,573,166
Novartis AG sponsored ADR (d)	11,200	649,040
Roche Holding AG (participation certificate)	4,835	709,765
Sonova Holding AG Class B	3,225	373,495
The Swatch Group AG:
(Bearer)	910	347,692
(Reg.)	228	15,843
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (a)	4,483	$ 76,132
UBS AG (NY Shares) (a)	8,700	148,074
TOTAL SWITZERLAND		4,072,487
Turkey - 1.9%
Anadolu Efes Biracilik ve Malt Sanayii AS	7,800	124,535
Asya Katilim Bankasi AS	27,000	69,651
Coca-Cola Icecek AS	10,000	128,286
Turkiye Garanti Bankasi AS	53,500	328,244
TOTAL TURKEY		650,716
United Kingdom - 19.7%
Anglo American PLC:
ADR	9,800	227,850
(United Kingdom)	1,800	83,863
Babcock International Group PLC	18,100	168,194
BAE Systems PLC	20,800	114,870
BG Group PLC	34,652	674,818
BHP Billiton PLC ADR	21,300	1,508,040
Cobham PLC	27,100	100,557
GlaxoSmithKline PLC sponsored ADR	11,300	441,152
Imperial Tobacco Group PLC	4,318	138,293
InterContinental Hotel Group PLC ADR (d)	13,755	266,159
Johnson Matthey PLC	6,924	212,326
Mothercare PLC	8,900	74,932
Reckitt Benckiser Group PLC	6,045	338,103
Rio Tinto PLC	2,735	177,617
Rio Tinto PLC sponsored ADR (d)	8,700	566,544
Serco Group PLC	30,103	296,129
Shaftesbury PLC	19,733	141,004
Standard Chartered PLC:
rights 11/5/10 (a)	2,619	22,050
(United Kingdom)	21,917	633,989
Tesco PLC	71,253	487,283
Unite Group PLC (a)	18,800	62,650
Victrex PLC	3,600	74,462
TOTAL UNITED KINGDOM		6,810,885
United States of America - 10.1%
Allergan, Inc.	1,900	137,579
Autoliv, Inc.	4,300	306,590
Berkshire Hathaway, Inc. Class B (a)	2,000	159,120
Cymer, Inc. (a)	2,000	73,900
Common Stocks - continued
	Shares	Value
United States of America - continued
eBay, Inc. (a)	2,600	$ 77,506
Google, Inc. Class A (a)	220	134,858
ION Geophysical Corp. (a)	14,800	72,372
JPMorgan Chase & Co.	3,818	143,671
Juniper Networks, Inc. (a)	18,600	602,454
Martin Marietta Materials, Inc.	900	72,432
Mead Johnson Nutrition Co. Class A	4,500	264,690
Mohawk Industries, Inc. (a)	2,600	149,084
Philip Morris International, Inc.	3,100	181,350
ResMed, Inc. (a)	5,500	175,285
Union Pacific Corp.	2,900	254,272
Visa, Inc. Class A	8,500	664,445
TOTAL UNITED STATES OF AMERICA		3,469,608
TOTAL COMMON STOCKS (Cost $28,745,190)		33,562,862
Investment Companies - 1.0%

United States of America - 1.0%
iShares MSCI EAFE Growth Index ETF (Cost $352,099)	6,000	352,800
Money Market Funds - 7.1%

Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c) (Cost $2,457,002)	2,457,002	2,457,002
Cash Equivalents - 2.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $685,000)	$ 685,012	$ 685,000
TOTAL INVESTMENT PORTFOLIO - 107.3% (Cost $32,239,291)		37,057,664
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(2,530,931)
NET ASSETS - 100%		$ 34,526,733
Security Type Abbreviations
ETF	-	Exchange-Traded Funds
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$685,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 114,147
Barclays Capital, Inc.	171,114
Credit Agricole Securities (USA), Inc.	29,506
Credit Suisse Securities (USA) LLC	31,533
Deutsche Bank Securities, Inc.	52,922
HSBC Securities (USA), Inc.	52,922
J.P. Morgan Securities, Inc.	141,125
Mizuho Securities USA, Inc.	35,281
Societe Generale, New York Branch	35,281
UBS Securities LLC	17,641
Wells Fargo Securities LLC	3,528
$ 685,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 13,302
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 6,810,885	$ 6,633,268	$ 177,617	$ -
Switzerland	4,072,487	3,996,355	76,132	-
United States of America	3,469,608	3,469,608	-	-
Japan	2,799,410	1,432,663	1,366,747	-
Australia	1,817,514	1,817,514	-	-
Germany	1,410,166	1,410,166	-	-
Belgium	1,208,434	1,208,434	-	-
Brazil	1,072,386	1,072,386	-	-
France	1,010,641	1,010,641	-	-
Other	9,891,331	9,891,331	-	-
Investment Companies	352,800	352,800	-	-
Money Market Funds	2,457,002	2,457,002	-	-
Cash Equivalents	685,000	-	685,000	-
Total Investments in Securities:	$ 37,057,664	$ 34,752,168	$ 2,305,496	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $6,290,360 of which $3,493,858 and $2,796,502 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $2,381,885 and repurchase agreements of $685,000) - See accompanying schedule: Unaffiliated issuers (cost $29,782,289)	$ 34,600,662
Fidelity Central Funds (cost $2,457,002)	2,457,002
Total Investments (cost $32,239,291)		$ 37,057,664
Cash		677
Foreign currency held at value (cost $212)		212
Receivable for investments sold		253,142
Receivable for fund shares sold		115,106
Dividends receivable		73,680
Distributions receivable from Fidelity Central Funds		943
Receivable from investment adviser for expense reductions		42,846
Other receivables		1,353
Total assets		37,545,623

Liabilities
Payable for investments purchased	$ 442,776
Payable for fund shares redeemed	30,235
Accrued management fee	23,253
Distribution and service plan fees payable	2,473
Other affiliated payables	8,855
Other payables and accrued expenses	54,296
Collateral on securities loaned, at value	2,457,002
Total liabilities		3,018,890

Net Assets		$ 34,526,733
Net Assets consist of:
Paid in capital		$ 36,253,596
Undistributed net investment income		237,573
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,786,731)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,822,295
Net Assets		$ 34,526,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,083,779 ÷ 367,982 shares)	$ 8.38

Maximum offering price per share (100/94.25 of $8.38)	$ 8.89
Class T: Net Asset Value and redemption price per share ($1,033,538 ÷ 123,323 shares)	$ 8.38

Maximum offering price per share (100/96.50 of $8.38)	$ 8.68
Class B: Net Asset Value and offering price per share ($581,201 ÷ 69,527 shares)A	$ 8.36

Class C: Net Asset Value and offering price per share ($1,260,789 ÷ 151,261 shares)A	$ 8.34

International Growth: Net Asset Value, offering price and redemption price per share ($28,454,384 ÷ 3,385,414 shares)	$ 8.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($113,042 ÷ 13,455 shares)	$ 8.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 637,165
Interest		706
Income from Fidelity Central Funds		13,302
Income before foreign taxes withheld		651,173
Less foreign taxes withheld		(47,674)
Total income		603,499

Expenses
Management fee Basic fee	$ 192,364
Performance adjustment	29,103
Transfer agent fees	85,306
Distribution and service plan fees	24,292
Accounting and security lending fees	14,333
Custodian fees and expenses	55,804
Independent trustees' compensation	148
Registration fees	73,332
Audit	62,652
Legal	191
Miscellaneous	300
Total expenses before reductions	537,825
Expense reductions	(178,649)	359,176
Net investment income (loss)		244,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,690,565
Foreign currency transactions	(561)
Total net realized gain (loss)		1,690,004
Change in net unrealized appreciation (depreciation) on: Investment securities	3,219,080
Assets and liabilities in foreign currencies	2,715
Total change in net unrealized appreciation (depreciation)		3,221,795
Net gain (loss)		4,911,799
Net increase (decrease) in net assets resulting from operations		$ 5,156,122

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 244,323	$ 175,103
Net realized gain (loss)	1,690,004	(2,934,897)
Change in net unrealized appreciation (depreciation)	3,221,795	7,705,769
Net increase (decrease) in net assets resulting from operations	5,156,122	4,945,975
Distributions to shareholders from net investment income	(167,219)	(188,551)
Distributions to shareholders from net realized gain	(78,510)	-
Total distributions	(245,729)	(188,551)
Share transactions - net increase (decrease)	8,231,990	1,563,086
Redemption fees	2,560	3,195
Total increase (decrease) in net assets	13,144,943	6,323,705

Net Assets
Beginning of period	21,381,790	15,058,085
End of period (including undistributed net investment income of $237,573 and undistributed net investment income of $167,884, respectively)	$ 34,526,733	$ 21,381,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.05	.07
Net realized and unrealized gain (loss)	1.39	1.55	(4.61)
Total from investment operations	1.44	1.60	(4.54)
Distributions from net investment income	(.05)	(.05)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.07) I	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.38	$ 7.01	$ 5.46
Total Return A,B	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%
Expenses net of all reductions	1.48%	1.47%	1.48%
Net investment income (loss)	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04	.03	.05
Net realized and unrealized gain (loss)	1.39	1.55	(4.60)
Total from investment operations	1.43	1.58	(4.55)
Distributions from net investment income	(.02)	(.03)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.05)	(.03)	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.38	$ 7.00	$ 5.45
Total Return A,B	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%
Expenses net of all reductions	1.73%	1.73%	1.73%
Net investment income (loss)	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.01	- H
Net realized and unrealized gain (loss)	1.38	1.55	(4.58)
Total from investment operations	1.38	1.56	(4.58)
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.36	$ 6.98	$ 5.42
Total Return A,B	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.23%	2.23%	2.23%
Net investment income (loss)	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 581	$ 328	$ 642
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.01	- H
Net realized and unrealized gain (loss)	1.38	1.55	(4.58)
Total from investment operations	1.38	1.56	(4.58)
Distributions from net realized gain	(.02)	-	-
Redemption fees added to paid in capital C,H	-	-	-
Net asset value, end of period	$ 8.34	$ 6.98	$ 5.42
Total Return A,B	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.24%	2.23%	2.23%
Net investment income (loss)	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.06	.09
Net realized and unrealized gain (loss)	1.39	1.54	(4.60)
Total from investment operations	1.46	1.60	(4.51)
Distributions from net investment income	(.06)	(.06)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B,G	-	-	-
Net asset value, end of period	$ 8.40	$ 7.02	$ 5.48
Total Return A	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.23%
Net investment income (loss)	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.06	.09
Net realized and unrealized gain (loss)	1.39	1.54	(4.60)
Total from investment operations	1.46	1.60	(4.51)
Distributions from net investment income	(.06)	(.06)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B,G	-	-	-
Net asset value, end of period	$ 8.40	$ 7.02	$ 5.48
Total Return A	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.23%	1.23%
Net investment income (loss)	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 36	$ 521
Portfolio turnover rate D	87%	116%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,209,031
Gross unrealized depreciation	(928,317)
Net unrealized appreciation (depreciation)	$ 4,280,714

Tax Cost	$ 32,776,950

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 278,863
Capital loss carryforward	$ (6,290,360)
Net unrealized appreciation (depreciation)	$ 4,284,636

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 245,729	$ 188,551

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $31,048,448 and $23,131,685, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 5,536	$ 860
Class T	.25%	.25%	3,576	-
Class B	.75%	.25%	4,625	3,483
Class C	.75%	.25%	10,555	3,617
			$ 24,292	$ 7,960

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,989
Class T	569
Class B*	583
Class C*	125
$ 6,266

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 7,042.32
Class T	2,357.33
Class B	1,462.31
Class C	3,330.32
International Growth	70,950.31
Institutional Class	165.30
	$ 85,306

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $380 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $103 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,302. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 13,958
Class T	1.75%	4,759
Class B	2.25%	2,895
Class C	2.25%	6,772
International Growth	1.25%	145,483
Institutional Class	1.25%	371
		$ 174,238

Effective November 1, 2010 the expense limitations will be changed to 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, T, B, C, International Growth, and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,411 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 10,514	$ 7,994
Class T	1,819	2,991
International Growth	154,599	171,473
Institutional Class	287	6,093
Total	$ 167,219	$ 188,551
From net realized gain
Class A	$ 5,713	$ -
Class T	2,067	-
Class C	2,797	-
International Growth	67,807	-
Institutional Class	126	-
Total	$ 78,510	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	247,866	249,117	$ 1,869,390	$ 1,499,324
Reinvestment of distributions	2,011	1,620	14,999	7,954
Shares redeemed	(88,980)	(193,639)	(650,197)	(1,109,207)
Net increase (decrease)	160,897	57,098	$ 1,234,192	$ 398,071
Class T
Shares sold	73,695	78,248	$ 554,529	$ 453,244
Reinvestment of distributions	513	606	3,840	2,982
Shares redeemed	(26,780)	(96,008)	(194,364)	(616,841)
Net increase (decrease)	47,428	(17,154)	$ 364,005	$ (160,615)
Class B
Shares sold	37,806	35,907	$ 276,981	$ 202,014
Shares redeemed	(15,339)	(107,260)	(113,063)	(656,068)
Net increase (decrease)	22,467	(71,353)	$ 163,918	$ (454,054)
Class C
Shares sold	110,505	147,440	$ 831,229	$ 796,649
Reinvestment of distributions	369	-	2,760	-
Shares redeemed	(71,336)	(161,828)	(504,821)	(850,523)
Net increase (decrease)	39,538	(14,388)	$ 329,168	$ (53,874)
International Growth
Shares sold	1,971,246	1,976,158	$ 14,829,454	$ 11,124,182
Reinvestment of distributions	28,518	27,149	212,744	133,303
Shares redeemed	(1,213,664)	(1,574,393)	(8,965,012)	(8,834,160)
Net increase (decrease)	786,100	428,914	$ 6,077,186	$ 2,423,325
Institutional Class
Shares sold	11,311	6,125	$ 86,413	$ 37,094
Reinvestment of distributions	55	1,241	412	6,093
Shares redeemed	(3,097)	(97,389)	(23,304)	(632,954)
Net increase (decrease)	8,269	(90,023)	$ 63,521	$ (589,767)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.057	$0.011

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/7/2009	$0.063	$0.0099

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of the retail class and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the period shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and the retail class ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGFI-UANN-1210
1.853341.102

Fidelity®
International Small Cap
Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of class A
Fidelity® International Small Cap Fund	21.02%	5.82%	17.79%

A From September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity International Small Cap Fund, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Colin Stone, Noriko Takahashi and Dale Nicholls, Co-Portfolio Managers of Fidelity® International Small Cap Fund: During the year, the fund's Retail Class shares gained 21.02%, topping the 14.31% mark of the MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index. The biggest boost to relative performance came from stock selection in consumer discretionary. Among countries, performance benefited the most from favorable picks in China and Australia as well as a large overweighting and solid picks in Germany. On the negative side, stock selection in industrials significantly dampened the fund's gain. Geographically, stock picking in the United Kingdom and France hampered performance. All three subportfolios solidly beat their respective benchmarks. The Asia-Pacific ex Japan "sub" was boosted by Hong Kong holding Sino Prosper State Gold Resources Holdings, while Australian oil/gas exploration holding AWE detracted. The Europe/Africa/Middle East sub was lifted by Canada's European Goldfields. Connaught - a U.K. provider of housing-related services - curbed results. In the Japanese subportfolio, the top contributor was auto transmission maker Exedy. Conversely, an out-of-benchmark stake in Ibiden, which makes printed circuit boards, hurt.

Note to shareholders: The fund reopened to new accounts on November 10, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.65%
Actual		$ 1,000.00	$ 1,114.00	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,112.10	$ 10.11
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,109.90	$ 12.76
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,109.60	$ 12.76
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap	1.36%
Actual		$ 1,000.00	$ 1,115.60	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Institutional Class	1.31%
Actual		$ 1,000.00	$ 1,116.20	$ 6.99
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan 23.4%
United Kingdom 16.7%
Germany 9.5%
France 8.8%
Australia 7.4%
United States of America 4.2%
Cayman Islands 2.7%
Canada 2.2%
Norway 2.0%
Other 23.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 25.6%
United Kingdom 15.7%
Germany 10.7%
France 9.3%
Australia 7.4%
United States of America 3.5%
Netherlands 2.9%
Bermuda 2.4%
Cayman Islands 1.8%
Other 20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	96.1	96.8
Short-Term Investments and Net Other Assets	3.9	3.2
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
European Goldfields Ltd. (Canada, Metals & Mining)	1.3	0.8
IG Group Holdings PLC (United Kingdom, Diversified Financial Services)	1.2	1.0
SeLoger.com (France, Media)	1.1	1.0
Elekta AB (B Shares) (Sweden, Health Care Equipment & Supplies)	1.1	0.9
Ipsos SA (France, Media)	1.0	0.8
Gemalto NV (Netherlands, Computers & Peripherals)	1.0	1.1
Lanxess AG (Germany, Chemicals)	1.0	0.8
Wacker Chemie AG (Germany, Chemicals)	1.0	0.5
Craneware PLC (United Kingdom, Health Care Technology)	0.9	0.7
Pertama Holdings Ltd. (Singapore, Specialty Retail)	0.8	0.0
	10.4
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.2	18.6
Information Technology	16.8	17.0
Industrials	15.1	19.3
Materials	12.8	10.8
Financials	10.5	10.9
Health Care	9.5	9.6
Energy	5.9	5.3
Telecommunication Services	2.1	2.1
Consumer Staples	1.7	1.6
Utilities	0.8	0.9

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 7.4%
Allied Gold Ltd. (a)	12,713,939	$ 5,667,121
Allied Gold Ltd. (United Kingdom) (a)	4,914,800	2,145,732
Ausenco Ltd.	305,858	764,066
Austal Ltd.	1,095,023	2,628,211
Australian Worldwide Exploration Ltd. (a)	922,101	1,359,521
BlueScope Steel Ltd.	214,319	418,865
carsales.com Ltd.	151,787	706,316
Centamin Egypt Ltd. (United Kingdom) (a)	1,924,214	5,333,381
Charter Hall Group unit	2,530,982	1,388,507
Discovery Metals Ltd. (a)	875,240	1,007,479
DUET Group	688,657	1,170,505
Goodman Group unit	6,343,283	3,914,944
Industrea Ltd.	2,671,615	1,203,934
Iress Market Technology Ltd.	142,341	1,220,138
Ironbark Zinc Ltd. (a)	2,305,831	564,727
Kingsgate Consolidated NL (d)	99,427	976,959
Lynas Corp. Ltd. (a)	1,537,632	2,206,790
MAp Group unit	226,044	675,404
Medusa Mining Ltd.	239,743	1,308,194
Mineral Deposits Ltd. (a)	5,620,000	6,391,999
Monto Minerals Ltd. (a)	273,551	2,412
Navitas Ltd.	871,259	3,269,016
Northern Iron Ltd. (a)(d)	423,362	638,710
Panaust Ltd. (a)	2,277,343	1,662,094
Ramsay Health Care Ltd.	179,829	2,757,052
realestate.com.au Ltd.	82,531	871,579
SAI Global Ltd.	1,018,293	4,369,360
SomnoMed Ltd. (a)	331,849	334,849
Spark Infrastructure Group unit (f)	1,461,561	1,603,636
Super Cheap Auto Group Ltd.	296,366	1,936,534
Tiger Resources Ltd. (a)	14,407,421	5,151,694
Wotif.com Holdings Ltd.	255,354	1,170,737
TOTAL AUSTRALIA		64,820,466
Bailiwick of Jersey - 0.2%
Renewable Energy Generation Ltd.	1,777,200	1,409,434
Belgium - 0.3%
EVS Broadcast Equipment SA	7,700	483,209
Hansen Transmissions International NV (a)	2,639,400	1,889,813
TOTAL BELGIUM		2,373,022
Common Stocks - continued
	Shares	Value
Bermuda - 1.9%
Asia Satellite Telecommunications Holdings Ltd.	271,000	$ 489,469
Asian Citrus Holdings Ltd.	615,000	708,524
Biosensors International Group Ltd. (a)	1,769,000	1,530,773
China Animal Healthcare Ltd.	4,707,000	1,236,483
China LotSynergy Holdings Ltd. (a)	7,324,000	283,464
China Water Affairs Group Ltd.	1,134,000	434,508
Luk Fook Holdings International Ltd.	1,162,000	2,851,313
Man Wah Holdings Ltd.	260,000	364,948
Mingyuan Medicare Development Co. Ltd.	2,870,000	399,884
Noble Group Ltd.	315,272	453,068
Oakley Capital Investments Ltd. (a)	1,285,000	2,655,804
Sihuan Pharmaceutical Holdings Group Ltd.	42,000	30,506
Texwinca Holdings Ltd.	1,402,000	1,530,194
Vtech Holdings Ltd.	349,700	3,638,549
TOTAL BERMUDA		16,607,487
British Virgin Islands - 0.7%
Albidon Ltd. CDI (a)	1,469,000	208,670
Kalahari Energy (a)(h)	1,451,000	15
Playtech Ltd.	845,876	6,067,999
TOTAL BRITISH VIRGIN ISLANDS		6,276,684
Canada - 2.2%
AirSea Lines (a)(h)	1,893,338	26
AirSea Lines warrants 8/4/11 (a)(h)	1,862,300	26
Banro Corp. (a)	637,400	1,874,890
Equinox Minerals Ltd. unit (a)(d)	306,097	1,673,263
European Goldfields Ltd. (a)	854,800	11,549,303
Platmin Ltd. (a)	3,649,900	3,888,712
Rock Well Petroleum, Inc. (a)(h)	770,400	8
Starfield Resources, Inc. (a)	4,328,075	233,399
TOTAL CANADA		19,219,627
Cayman Islands - 2.7%
AirMedia Group, Inc. ADR (a)	28,300	195,553
China Automation Group Ltd.	405,000	316,633
China Dongxiang Group Co. Ltd.	657,000	367,861
China Forestry Holdings Co. Ltd.	814,000	386,456
China Haidian Holdings Ltd.	2,154,000	358,479
China High Precision Automation Group Ltd.	712,000	453,769
China Lilang Ltd.	340,000	531,630
China Metal International Holdings, Inc.	1,036,000	264,639
China Real Estate Information Corp. ADR (d)	65,100	645,141
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
CNinsure, Inc. ADR (d)	31,900	$ 819,830
Ctrip.com International Ltd. sponsored ADR (a)	39,300	2,046,351
Daphne International Holdings Ltd.	1,392,000	1,555,197
EVA Precision Industrial Holdings Ltd.	5,562,000	4,613,922
Fook Woo Group Holdings Ltd.	1,099,000	388,487
Global Dairy Holdings Ltd.	197,000	97,849
Global Education & Technology Group Ltd. ADR (a)	3,300	32,769
Hengdeli Holdings Ltd.	1,124,000	623,538
Kingdee International Software Group Co. Ltd.	1,406,000	741,886
Little Sheep Group Ltd.	614,000	400,026
Maoye International Holdings Ltd.	938,000	404,183
Marwyn Value Investors II Ltd. (a)	1,846,800	2,515,023
Neo-Neon Holdings Ltd.	804,000	489,583
Orchid Developments Group Ltd. (a)	1,211,000	523,855
PCD Stores Group Ltd.	1,046,000	337,365
Perfect World Co. Ltd. sponsored ADR Class B (a)	28,400	920,160
Sino-Life Group Ltd. (a)	2,608,000	306,180
TAL Education Group ADR (a)	6,600	117,480
TPK Holdings Co.	2,000	33,001
VST Holdings Ltd. (a)	1,582,000	404,110
Xingda International Holdings Ltd.	1,656,000	1,728,372
Yip's Chemical Holdings Ltd.	592,000	704,175
TOTAL CAYMAN ISLANDS		23,323,503
China - 1.5%
51job, Inc. sponsored ADR (a)	12,800	577,024
AMVIG Holdings Ltd.	764,000	620,958
Baidu.com, Inc. sponsored ADR (a)	9,200	1,012,092
China Metal Recycling (Holdings) Ltd.	333,600	371,420
Dalian Port (PDA) Co. Ltd. (H Shares)	1,786,000	771,888
Digital China Holdings Ltd. (H Shares)	239,000	431,672
Focus Media Holding Ltd. ADR (a)(d)	15,300	378,675
Global Bio-Chem Technology Group Co. Ltd. (a)	2,672,800	434,475
Harbin Power Equipment Co. Ltd. (H Shares)	492,000	662,665
Minth Group Ltd.	596,000	1,114,917
People's Food Holdings Ltd.	992,000	536,506
Royale Furniture Holdings Ltd.	1,854,000	676,900
Sino Prosper State Gold Resources Holdings, Ltd. (a)	74,820,000	3,764,528
Weiqiao Textile Co. Ltd. (H Shares)	2,055,500	1,620,268
Zhaojin Mining Industry Co. Ltd. (H Shares)	58,500	181,887
TOTAL CHINA		13,155,875
Common Stocks - continued
	Shares	Value
Cyprus - 0.8%
Buried Hill Energy (Cyprus) PCL (a)(h)	1,947,000	$ 4,867,500
Mirland Development Corp. PLC (a)	781,900	2,242,371
TOTAL CYPRUS		7,109,871
Denmark - 0.9%
DSV de Sammensluttede Vognmaend AS	250,000	5,122,129
Pandora A/S	52,300	2,537,366
William Demant Holding AS (a)	200	14,991
TOTAL DENMARK		7,674,486
France - 8.8%
Altamir Amboise (a)	544,400	4,264,755
ALTEN	114,000	3,806,214
Audika SA	113,113	2,762,214
Compagnie Generale de Geophysique SA (a)	188,400	4,399,670
Delachaux SA	80,541	6,569,472
Devoteam SA	38,800	1,071,667
Faiveley Transport	50,672	4,283,334
Iliad Group SA	46,742	5,261,668
Ipsos SA	184,600	8,875,855
Laurent-Perrier Group	20,860	2,350,787
LeGuide.com SA (a)	85,800	3,261,637
Maisons France Confort (d)	89,444	3,895,500
Meetic	187,600	5,599,223
Sartorius Stedim Biotech	53,700	2,464,294
SeLoger.com	198,800	9,985,991
Sopra Group SA	37,800	3,146,867
SR Teleperformance SA	131,700	4,152,535
Trigano SA (a)	22,591	581,534
TOTAL FRANCE		76,733,217
Germany - 9.3%
CENTROTEC Sustainable AG (a)	131,581	3,097,855
CTS Eventim AG	111,908	6,315,776
Delticom AG	70,400	5,612,998
Drillisch AG	679,100	5,802,838
ElringKlinger AG	184,000	6,130,562
Freenet AG	164,700	2,086,839
GFK AG	142,601	6,020,128
HeidelbergCement AG	119,666	6,258,250
KROMI Logistik AG	118,100	1,331,075
Lanxess AG	121,885	8,479,844
Rational AG (d)	15,920	3,557,593
Common Stocks - continued
	Shares	Value
Germany - continued
SMA Solar Technology AG (d)	31,200	$ 3,681,443
STRATEC Biomedical Systems AG	77,910	2,931,891
Tom Tailor Holding AG	204,300	4,335,167
United Internet AG	390,613	6,997,800
Wacker Chemie AG	40,000	8,251,299
TOTAL GERMANY		80,891,358
Greece - 0.2%
Babis Vovos International Technical SA (a)	149,200	506,555
Jumbo SA	161,000	1,238,850
TOTAL GREECE		1,745,405
Hong Kong - 1.0%
Dah Sing Financial Holdings Ltd.	102,400	710,740
GZI Transport Ltd.	950,000	495,146
I.T Ltd.	2,064,000	1,741,469
Magnificent Estates Ltd.	18,070,000	582,809
REXCAPITAL Financial Holdings Ltd.	4,600,000	427,286
Singamas Container Holdings Ltd. (a)	3,966,000	895,404
Techtronic Industries Co. Ltd.	3,251,000	3,292,417
Tian An China Investments Co. Ltd.	669,000	516,989
TOTAL HONG KONG		8,662,260
Iceland - 0.7%
Ossur hf (a)	3,457,100	6,515,406
India - 0.2%
Educomp Solutions Ltd.	24,874	308,898
Geodesic Ltd.	256,340	676,055
Grasim Industries Ltd.	6,876	361,522
Indian Overseas Bank	110,621	398,810
The Jammu & Kashmir Bank Ltd.	14,265	293,008
TOTAL INDIA		2,038,293
Indonesia - 0.4%
AKR Corporindo Tbk PT	5,225,000	882,768
PT Ciputra Development Tbk (a)	12,376,500	581,608
PT Lippo Karawaci Tbk	9,290,500	644,487
PT Mayora Indah Tbk	372,500	502,223
PT Mitra Adiperkasa Tbk	1,436,000	409,711
PT Tower Bersama Infrastructure Tbk	402,500	114,839
TOTAL INDONESIA		3,135,636
Common Stocks - continued
	Shares	Value
Ireland - 0.9%
James Hardie Industries NV unit (a)	132,009	$ 697,049
Kenmare Resources PLC (a)	14,887,700	4,627,352
Petroceltic International PLC (a)	11,142,200	2,008,291
Petroneft Resources PLC (a)	952,400	715,617
Vimio PLC (a)	867,300	14
TOTAL IRELAND		8,048,323
Isle of Man - 1.5%
Exillon Energy PLC	1,511,200	6,343,463
IBS Group Holding Ltd. GDR (Reg. S) (a)	317,700	7,028,812
TOTAL ISLE OF MAN		13,372,275
Italy - 0.8%
Seldovia Native Association, Inc. (SNAI) (a)	209,590	831,157
Tod's SpA	60,255	5,841,260
TOTAL ITALY		6,672,417
Japan - 23.4%
ABC-Mart, Inc.	50,700	1,724,443
Air Water, Inc.	190,000	2,217,099
Aozora Bank Ltd.	1,390,000	2,331,925
AQ Interactive, Inc. (d)	705	876,979
ARCS Co. Ltd.	133,600	1,731,637
Arnest One Corp.	44,100	466,374
Asahi Co. Ltd.	58,000	857,711
Asahi Intecc Co. Ltd.	262,100	4,390,590
ASKUL Corp.	96,000	1,994,681
Bank of Kyoto Ltd.	231,000	2,066,857
Cellseed, Inc. (d)	11,700	104,976
Central Glass Co. Ltd.	248,000	1,069,417
Chiba Bank Ltd.	325,000	2,006,499
Chiyoda Corp.	318,000	2,634,174
Cosmos Pharmaceutical Corp.	27,200	856,190
Create SD Holdings Co. Ltd.	48,200	1,051,212
Credit Saison Co. Ltd.	173,200	2,456,617
Culture Convenience Club Co. Ltd. (d)	175,100	778,996
CyberAgent, Inc. (d)	2,722	4,522,572
Dai-ichi Seiko Co. Ltd. (d)	56,700	2,783,211
Daihen Corp.	456,000	2,057,015
Digital Garage, Inc.	994	1,731,811
Don Quijote Co. Ltd.	77,900	2,128,770
Ebara Corp. (a)	559,000	2,393,964
EPS Co. Ltd. (d)	742	1,825,724
Common Stocks - continued
	Shares	Value
Japan - continued
Exedy Corp.	147,000	$ 4,599,801
Ferrotec Corp.	145,900	1,620,910
FreeBit Co., Ltd. (d)	358	742,960
Fuji Oil Co. Ltd.	191,400	2,751,955
Furuya Metal Co. Ltd.	33,400	2,108,512
Glory Ltd.	25,900	571,300
GREE, Inc. (d)	212,000	2,676,674
Hoshizaki Electric Co. Ltd.	62,400	1,229,855
Ibiden Co. Ltd.	97,300	2,396,528
Isetan Mitsukoshi Holdings Ltd.	170,800	1,884,573
Japan Steel Works Ltd.	110,000	1,049,519
JP-Holdings, Inc.	91,600	1,871,386
JTEKT Corp.	159,200	1,595,028
Kandenko Co. Ltd.	243,000	1,416,267
Kenedix Realty Investment Corp.	573	2,275,053
Kimoto Co. Ltd.	228,600	1,693,123
KOMERI Co. Ltd.	66,600	1,385,465
Kuraray Co. Ltd.	283,500	4,060,360
Maeda Corp.	319,000	864,198
Makino Milling Machine Co. Ltd. (a)	302,000	2,079,135
Marui Group Co. Ltd.	175,800	1,381,481
Maruwa Ceramic Co. Ltd.	77,000	1,863,999
McDonald's Holdings Co. (Japan) Ltd.	122,500	3,110,072
Meiko Electronics Co. Ltd.	96,300	1,793,882
Message Co. Ltd.	1,629	4,149,932
Micronics Japan Co. Ltd.	60,500	488,691
Minebea Ltd.	381,000	2,092,244
Mitsubishi UFJ Lease & Finance Co. Ltd.	96,270	3,220,565
Mitsumi Electric Co. Ltd.	104,800	1,781,933
mixi, Inc. (d)	355	2,064,620
Nabtesco Corp.	238,200	4,218,156
Nichi-iko Pharmaceutical Co. Ltd.	32,900	1,160,311
Nichicon Corp.	89,200	995,422
Nihon M&A Center, Inc. (d)	426	1,540,524
Nippon Ceramic Co. Ltd.	27,700	468,150
Nippon Denko Co. Ltd.	109,000	808,662
Nippon Shinyaku Co. Ltd.	208,000	2,946,688
Nomura Real Estate Holdings, Inc.	77,500	1,189,418
Nomura Real Estate Residential Fund, Inc.	400	1,946,067
NTT Urban Development Co.	1,081	991,398
Osaka Securities Exchange Co. Ltd.	154	775,071
OSAKA Titanium technologies Co. Ltd. (d)	48,800	2,286,268
Common Stocks - continued
	Shares	Value
Japan - continued
Otsuka Corp.	54,900	$ 3,486,256
Pigeon Corp.	45,900	1,366,676
Rensas Electronics Corp. (a)(d)	312,700	2,350,982
Riso Kagaku Corp.	147,700	2,011,671
Rohto Pharmaceutical Co. Ltd.	196,000	2,428,383
Sanken Electric Co. Ltd. (a)	138,000	493,898
Sankyu, Inc.	264,000	1,108,885
Santen Pharmaceutical Co. Ltd.	78,600	2,713,443
Sawada Holdings Co. Ltd. (a)	214,800	1,321,312
Sekisui Chemical Co. Ltd.	303,000	1,927,874
Shimadzu Corp.	426,000	3,202,808
Shimamura Co. Ltd.	29,400	2,820,529
Shin-Kobe Electric Machinery Co. Ltd. (d)	244,000	2,498,521
Shindengen Electric Co. Ltd. (a)	155,000	624,083
Shizuoka Gas Co. Ltd.	88,000	516,168
SHO-BOND Holdings Co. Ltd.	132,500	2,835,404
Simplex Holdings, Inc.	1,189	542,268
So-net M3, Inc. (d)	227	1,038,101
Sony Financial Holdings, Inc.	843	2,933,267
SRI Sports Ltd.	1,276	1,389,059
Start Today Co. Ltd.	435	1,353,057
Stella Chemifa Corp.	9,500	409,656
Sumitomo Osaka Cement Co. Ltd.	789,000	1,529,060
Sumitomo Trust & Banking Co. Ltd.	577,000	3,150,307
Sysmex Corp.	20,300	1,392,519
SystemPro Co. Ltd. (d)	1,445	1,136,678
Taisho Pharmaceutical Co. Ltd.	75,000	1,576,985
Takata Corp.	92,600	2,273,861
Takeei Corp.	67,900	658,158
The Suruga Bank Ltd.	221,000	1,993,861
Toho Co. Ltd.	109,300	1,689,347
Tokyu Livable, Inc.	271,300	3,128,699
Toto Ltd. (d)	474,000	3,149,173
Towa Corp. (a)	297,200	1,968,530
Toyo Tanso Co. Ltd. (d)	42,500	2,437,399
Toyota Boshoku Corp.	37,100	628,860
Ulvac, Inc.	96,100	1,938,242
Yamatake Corp.	165,800	4,036,314
Yamato Kogyo Co. Ltd.	80,000	2,051,945
Yokohama Rubber Co. Ltd.	367,000	1,834,507
TOTAL JAPAN		203,152,346
Common Stocks - continued
	Shares	Value
Korea (South) - 0.8%
Daou Technology, Inc.	197,150	$ 1,577,901
Hyosung Corp.	6,493	721,765
Interpark Corp. (a)	75,279	298,572
KC Tech Co. Ltd.	126,140	682,020
Lock & Lock Co. Ltd.	19,170	634,170
MNTECH Co. Ltd.	76,840	755,075
Power Logics Co. Ltd. (a)	57,033	442,266
Sodiff Advanced Materials Co. Ltd.	3,940	358,787
The Basic House Co. Ltd. (a)	66,650	1,345,447
TK Corp. (a)	17,649	407,285
TOTAL KOREA (SOUTH)		7,223,288
Luxembourg - 0.3%
GlobeOp Financial Services SA	594,385	2,906,877
Malaysia - 0.3%
JobStreet Corp. Bhd	1,223,100	1,045,788
Lion Industries Corp. Bhd	808,200	514,380
Masterskill Education Group Bhd	478,400	444,415
Top Glove Corp. Bhd	222,000	392,478
TOTAL MALAYSIA		2,397,061
Netherlands - 1.8%
Gemalto NV	190,440	8,670,399
SMARTRAC NV (a)	104,600	2,899,270
Wavin NV (a)	273,912	3,778,571
TOTAL NETHERLANDS		15,348,240
Norway - 2.0%
Aker Solutions ASA	339,300	5,165,388
Renewable Energy Corp. ASA (a)(d)	1,111,942	3,870,628
Schibsted ASA (B Shares)	221,000	6,072,568
Sevan Marine ASA (a)	2,000,000	2,694,861
TOTAL NORWAY		17,803,445
Philippines - 0.1%
Alliance Global Group, Inc.	2,595,000	685,951
Singapore - 1.8%
CSE Global Ltd.	1,069,000	875,485
Goodpack Ltd.	1,569,000	2,472,966
Hyflux Ltd.	398,000	968,632
Mapletree Industrial (REIT) (a)	207,000	171,127
Oceanus Group Ltd. (a)	2,071,000	512,030
Common Stocks - continued
	Shares	Value
Singapore - continued
Pertama Holdings Ltd. (e)	21,312,000	$ 7,080,399
Petra Foods Ltd.	279,000	344,897
Raffles Medical Group Ltd.	431,000	725,937
Straits Asia Resources Ltd.	739,000	1,307,510
Yanlord Land Group Ltd.	608,000	807,973
TOTAL SINGAPORE		15,266,956
South Africa - 0.6%
Blue Label Telecoms Ltd.	4,787,200	4,920,427
Spain - 0.3%
Obrascon Huarte Lain SA	73,400	2,401,133
Sweden - 1.5%
Elekta AB (B Shares)	252,800	9,564,751
Modern Times Group MTG AB (B Shares)	44,100	3,162,163
XCounter AB (a)	1,108,000	48,818
TOTAL SWEDEN		12,775,732
Switzerland - 1.9%
Bank Sarasin & Co. Ltd. Series B (Reg.)	18,166	664,373
Basilea Pharmaceutica AG (a)	9,770	684,848
Lonza Group AG	58,029	5,078,680
Panalpina Welttransport Holding AG (a)	42,760	5,338,756
VZ Holding AG	42,690	4,532,031
TOTAL SWITZERLAND		16,298,688
United Kingdom - 16.7%
Abcam PLC	196,100	5,403,924
Ashmore Group PLC	1,109,700	6,804,046
Asset Realisation Co. PLC (a)	340,000	5
Aurelian Oil & Gas PLC (a)	3,923,800	3,834,775
Avanti Communications Group PLC (a)	403,000	3,796,519
Aveva Group PLC	188,500	4,499,879
Blinkx PLC (a)(d)	1,303,000	1,826,651
Bond International Software PLC	617,066	598,123
Borders & Southern Petroleum PLC (a)	698,500	783,371
Cadogan Petroleum PLC (a)	1,406,300	439,355
Central Asia Metals PLC (a)	1,464,000	2,023,035
Centurion Electronics PLC (a)(e)	748,299	12
Ceres Power Holdings PLC (a)(d)	406,200	532,024
China Goldmines PLC (a)	669,353	257,377
Connaught PLC	429,800	7
Conygar Investment Co. PLC (a)	2,333,700	3,916,537
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Cove Energy PLC (a)	2,629,300	$ 3,190,994
Craneware PLC	877,400	8,244,585
DTZ Holdings PLC (a)	1,804,400	1,315,368
EMIS Group PLC	382,345	2,603,440
European Nickel PLC (a)	2,276,950	1,386,246
Faroe Petroleum PLC (a)	458,447	1,432,277
GoIndustry-DoveBid PLC (a)	22,589	32,029
Hays PLC	2,007,843	3,554,637
Icap PLC	514,900	3,763,408
Ideal Shopping Direct PLC	234,592	719,756
IG Group Holdings PLC	1,264,300	10,705,287
Inchcape PLC (a)	778,720	4,350,473
Jubilee Platinum PLC (a)	2,729,847	1,366,758
Keronite PLC (a)(h)	13,620,267	218
Melrose Resources PLC	266,200	1,385,247
Moneysupermarket.com Group PLC	1,822,600	2,441,186
Monitise PLC (a)	4,154,500	1,397,788
Mothercare PLC	501,800	4,224,804
NCC Group Ltd.	228,315	1,755,815
Northgate PLC (a)	493,500	1,937,120
Ocado Group PLC (a)(d)	1,125,700	2,519,546
Pureprofile Media PLC (a)(h)	1,108,572	444,025
Redhall Group PLC	519,600	1,057,246
Regenersis PLC (a)	1,367,300	1,106,263
Rockhopper Exploration PLC (a)(i)	654,100	3,337,773
Royalblue Group PLC	197,842	5,071,561
SDL PLC (a)	691,862	6,661,885
Serco Group PLC	447,430	4,401,459
SIG PLC (a)	1,479,300	2,690,019
Silverdell PLC (a)	4,958,000	615,618
Sinclair Pharma PLC (a)	4,246,949	1,837,147
Sphere Medical Holding PLC (a)(h)	555,599	1,513,260
SR Pharma PLC (a)	5,388,700	837,450
Sthree PLC	541,709	2,542,944
Synergy Health PLC	274,953	3,464,658
Ted Baker PLC	293,100	2,887,980
TMO Biotec (a)(h)	1,000,000	400,538
Travis Perkins PLC	248,700	3,301,197
Valiant Petroleum PLC (a)	156,200	1,485,268
Wellstream Holdings PLC	434,600	5,152,578
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Xchanging PLC	1,521,100	$ 3,165,702
Zenergy Power PLC (a)	855,520	387,215
TOTAL UNITED KINGDOM		145,404,408
United States of America - 0.5%
CTC Media, Inc.	183,400	4,328,240
Mudalla Technology, Inc. (a)	996,527	16
XL TechGroup, Inc. (a)	1,329,250	21
TOTAL UNITED STATES OF AMERICA		4,328,277
TOTAL COMMON STOCKS (Cost $718,968,030)		820,697,874
Investment Companies - 0.0%

Bailiwick of Guernsey - 0.0%
Brookwell Ltd. Class A (Cost $621,868)	213,047	110,933
Government Obligations - 0.2%
Principal Amount (j)
Germany - 0.2%
German Federal Republic 0.2535% to 0.6185% 11/24/10 to 2/9/11 (g) (Cost $1,499,792)	EUR	1,100,000	1,529,062
Money Market Funds - 8.4%
	Shares
Fidelity Cash Central Fund, 0.23% (b)	46,383,073	46,383,073
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	26,860,023	26,860,023
TOTAL MONEY MARKET FUNDS (Cost $73,243,096)		73,243,096
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $794,332,786)		895,580,965
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(26,101,299)
NET ASSETS - 100%		$ 869,479,666
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
366 Dow Jones Euro Stoxx 50 Index Contracts (Germany)	Dec. 2010	$ 14,458,195	$ 53,183

The face value of futures purchased as a percentage of net assets is 1.7%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,603,636 or 0.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $236,310.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,225,615 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 931,150
AirSea Lines warrants 8/4/11	8/4/06	$ 2
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 817,216
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 640,000
Rock Well Petroleum, Inc.	4/13/06	$ 1,155,600
Sphere Medical Holding PLC	8/27/08 - 3/16/10	$ 944,518
TMO Biotec	10/27/05	$ 300,000
(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,101
Fidelity Securities Lending Cash Central Fund	829,746
Total	$ 879,847
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brookwell Ltd. Class A	$ 1,078,606	$ -	$ 724,601	$ -	$ -
Centurion Electronics PLC	12	-	-	-	12
Pertama Holdings Ltd.	-	5,470,243	107,724	659,049	7,080,399
Total	$ 1,078,618	$ 5,470,243	$ 832,325	$ 659,049	$ 7,080,411
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 203,152,346	$ 168,463,560	$ 34,688,786	$ -
United Kingdom	145,404,408	142,756,937	32,029	2,615,442
Germany	80,891,358	80,891,358	-	-
France	76,733,217	72,333,547	4,399,670	-
Australia	64,820,466	64,820,466	-	-
Cayman Islands	23,323,503	22,799,648	-	523,855
Canada	19,219,627	19,219,567	-	60
Norway	17,803,445	17,803,445	-	-
Bermuda	16,607,487	16,607,487	-	-
Sweden	12,775,732	12,726,914	-	48,818
Ireland	8,048,323	8,048,309	-	14
Cyprus	7,109,871	2,242,371	-	4,867,500
British Virgin Islands	6,276,684	6,276,669	-	15
United States of America	4,328,277	4,328,240	-	37
Other	134,203,130	133,841,608	361,522	-
Investment Companies	110,933	-	-	110,933
Government Obligations	1,529,062	-	1,529,062	-
Money Market Funds	73,243,096	73,243,096	-	-
Total Investments in Securities:	$ 895,580,965	$ 846,403,222	$ 41,011,069	$ 8,166,674
Derivative Instruments:
Assets
Futures Contracts	$ 53,183	$ 53,183	$ -	$ -
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,316,240
Total Realized Gain (Loss)	(8,917,345)
Total Unrealized Gain (Loss)	4,243,114
Cost of Purchases	1,804,796
Proceeds of Sales	(1,263,414)
Amortization/Accretion	-
Transfers in to Level 3	5,146,203
Transfers out of Level 3	(1,162,920)
Ending Balance	$ 8,166,674
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ 777,510

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 53,183	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $78,127,356 all of which will expire on October 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $25,207,989) - See accompanying schedule: Unaffiliated issuers (cost $715,388,858)	$ 815,257,458
Fidelity Central Funds (cost $73,243,096)	73,243,096
Other affiliated issuers (cost $5,700,832)	7,080,411
Total Investments (cost $794,332,786)		$ 895,580,965
Cash		2
Foreign currency held at value (cost $70,040)		70,287
Receivable for investments sold		2,674,189
Receivable for fund shares sold		2,467,902
Dividends receivable		2,081,418
Distributions receivable from Fidelity Central Funds		90,243
Receivable for daily variation on futures contracts		5,554
Other receivables		142,637
Total assets		903,113,197

Liabilities
Payable for investments purchased
Regular delivery	$ 1,182,254
Delayed delivery	1,689,050
Payable for fund shares redeemed	2,886,835
Accrued management fee	652,945
Distribution and service plan fees payable	24,970
Other affiliated payables	211,160
Other payables and accrued expenses	126,294
Collateral on securities loaned, at value	26,860,023
Total liabilities		33,633,531

Net Assets		$ 869,479,666
Net Assets consist of:
Paid in capital		$ 851,358,414
Undistributed net investment income		2,441,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(85,653,683)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		101,333,834
Net Assets		$ 869,479,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,720,315 ÷ 965,882 shares)	$ 20.42

Maximum offering price per share (100/94.25 of $20.42)	$ 21.67
Class T: Net Asset Value and redemption price per share ($16,092,042 ÷ 795,270 shares)	$ 20.23

Maximum offering price per share (100/96.50 of $20.23)	$ 20.96
Class B: Net Asset Value and offering price per share ($3,457,061 ÷ 174,710 shares)A	$ 19.79

Class C: Net Asset Value and offering price per share ($13,501,307 ÷ 680,118 shares)A	$ 19.85

International Small Cap: Net Asset Value, offering price and redemption price per share ($808,478,028 ÷ 39,124,218 shares)	$ 20.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,230,913 ÷ 398,399 shares)	$ 20.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends (including $659,049 earned from other affiliated issuers)		$ 13,399,968
Interest		2,449
Income from Fidelity Central Funds (including $829,746 from security lending)		879,847
Income before foreign taxes withheld		14,282,264
Less foreign taxes withheld		(840,519)
Total income		13,441,745

Expenses
Management fee Basic fee	$ 6,469,279
Performance adjustment	1,311,370
Transfer agent fees	2,167,890
Distribution and service plan fees	254,737
Accounting and security lending fees	371,480
Custodian fees and expenses	294,480
Independent trustees' compensation	4,208
Registration fees	88,212
Audit	141,668
Legal	3,656
Miscellaneous	10,051
Total expenses before reductions	11,117,031
Expense reductions	(199,347)	10,917,684
Net investment income (loss)		2,524,061
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $39,190)	48,923,650
Other affiliated issuers	(1,945,619)
Foreign currency transactions	7,621
Futures contracts	(1,268,507)
Capital gain distributions from Fidelity Central Funds	1,843
Total net realized gain (loss)		45,718,988
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $17,326)	97,289,267
Assets and liabilities in foreign currencies	34,009
Futures contracts	53,183
Total change in net unrealized appreciation (depreciation)		97,376,459
Net gain (loss)		143,095,447
Net increase (decrease) in net assets resulting from operations		$ 145,619,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,524,061	$ 3,237,964
Net realized gain (loss)	45,718,988	(79,176,066)
Change in net unrealized appreciation (depreciation)	97,376,459	297,287,070
Net increase (decrease) in net assets resulting from operations	145,619,508	221,348,968
Distributions to shareholders from net investment income	(3,368,409)	-
Distributions to shareholders from net realized gain	(14,323,742)	-
Total distributions	(17,692,151)	-
Share transactions - net increase (decrease)	26,936,768	(81,370,441)
Redemption fees	118,859	67,796
Total increase (decrease) in net assets	154,982,984	140,046,323

Net Assets
Beginning of period	714,496,682	574,450,359
End of period (including undistributed net investment income of $2,441,101 and undistributed net investment income of $3,237,964, respectively)	$ 869,479,666	$ 714,496,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 11.91	$ 31.14	$ 28.79	$ 26.69
Income from Investment Operations
Net investment income (loss) C	.03	.06	- H	.03	(.02)
Net realized and unrealized gain (loss)	3.51	5.31	(14.03)	7.97	5.05
Total from investment operations	3.54	5.37	(14.03)	8.00	5.03
Distributions from net investment income	(.06)	-	(.03)	-	(.05)
Distributions from net realized gain	(.34)	-	(5.18)	(5.65)	(2.89)
Total distributions	(.40)	-	(5.20) I	(5.65)	(2.94)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 20.42	$ 17.28	$ 11.91	$ 31.14	$ 28.79
Total Return A,B	20.85%	45.09%	(53.35)%	33.43%	20.22%
Ratios to Average Net Assets D,G
Expenses before reductions	1.71%	1.75%	1.82%	1.53%	1.64%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.53%	1.64%
Expenses net of all reductions	1.63%	1.62%	1.60%	1.49%	1.58%
Net investment income (loss)	.16%	.41%	-% F	.10%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,720	$ 17,590	$ 13,561	$ 38,585	$ 36,701
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.14	$ 11.84	$ 30.96	$ 28.64	$ 26.57
Income from Investment Operations
Net investment income (loss) C	(.02)	.02	(.05)	(.04)	(.09)
Net realized and unrealized gain (loss)	3.47	5.28	(13.95)	7.93	5.03
Total from investment operations	3.45	5.30	(14.00)	7.89	4.94
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	(.34)	-	(5.12)	(5.57)	(2.88)
Total distributions	(.36)	-	(5.12)	(5.57)	(2.88)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.23	$ 17.14	$ 11.84	$ 30.96	$ 28.64
Total Return A,B	20.46%	44.76%	(53.46)%	33.07%	19.93%
Ratios to Average Net Assets D,F
Expenses before reductions	1.97%	2.00%	2.07%	1.77%	1.89%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.77%	1.89%
Expenses net of all reductions	1.88%	1.86%	1.86%	1.73%	1.83%
Net investment income (loss)	(.09)%	.16%	(.25)%	(.14)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,092	$ 15,760	$ 13,493	$ 40,823	$ 41,982
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 11.65	$ 30.49	$ 28.26	$ 26.24
Income from Investment Operations
Net investment income (loss)C	(.10)	(.04)	(.16)	(.18)	(.24)
Net realized and unrealized gain (loss)	3.39	5.17	(13.73)	7.82	4.98
Total from investment operations	3.29	5.13	(13.89)	7.64	4.74
Distributions from net realized gain	(.28)	-	(4.95)	(5.41)	(2.73)
Redemption fees added to paid in capitalC	- G	- G	- G	- G	.01
Net asset value, end of period	$ 19.79	$ 16.78	$ 11.65	$ 30.49	$ 28.26
Total Return A,B	19.90%	44.03%	(53.68)%	32.38%	19.28%
Ratios to Average Net Assets D,F
Expenses before reductions	2.47%	2.49%	2.58%	2.30%	2.48%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.30%	2.40%
Expenses net of all reductions	2.38%	2.36%	2.36%	2.26%	2.34%
Net investment income (loss)	(.59)%	(.33)%	(.75)%	(.66)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,457	$ 3,601	$ 3,230	$ 10,704	$ 11,354
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 11.70	$ 30.62	$ 28.33	$ 26.31
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04)	(.16)	(.17)	(.23)
Net realized and unrealized gain (loss)	3.40	5.19	(13.78)	7.85	4.99
Total from investment operations	3.30	5.15	(13.94)	7.68	4.76
Distributions from net realized gain	(.30)	-	(4.98)	(5.39)	(2.75)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 19.85	$ 16.85	$ 11.70	$ 30.62	$ 28.33
Total Return A,B	19.86%	44.02%	(53.67)%	32.39%	19.34%
Ratios to Average Net Assets D,F
Expenses before reductions	2.42%	2.49%	2.57%	2.26%	2.38%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.26%	2.38%
Expenses net of all reductions	2.37%	2.36%	2.36%	2.22%	2.32%
Net investment income (loss)	(.59)%	(.33)%	(.76)%	(.62)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,501	$ 5,814	$ 5,658	$ 20,094	$ 21,335
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.48	$ 12.03	$ 31.44	$ 29.03	$ 26.89
Income from Investment Operations
Net investment income (loss) B	.07	.08	.03	.12	.08
Net realized and unrealized gain (loss)	3.53	5.37	(14.14)	8.03	5.08
Total from investment operations	3.60	5.45	(14.11)	8.15	5.16
Distributions from net investment income	(.08)	-	(.12)	(.07)	(.14)
Distributions from net realized gain	(.34)	-	(5.18)	(5.67)	(2.89)
Total distributions	(.42)	-	(5.30)	(5.74)	(3.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 20.66	$ 17.48	$ 12.03	$ 31.44	$ 29.03
Total Return A	21.02%	45.30%	(53.25)%	33.82%	20.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.44%	1.48%	1.49%	1.19%	1.28%
Expenses net of fee waivers, if any	1.44%	1.48%	1.49%	1.19%	1.28%
Expenses net of all reductions	1.42%	1.44%	1.44%	1.15%	1.22%
Net investment income (loss)	.37%	.58%	.16%	.45%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 808,478	$ 669,035	$ 536,291	$ 1,663,761	$ 1,816,059
Portfolio turnover rate D	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.47	$ 12.01	$ 31.38	$ 28.99	$ 26.86
Income from Investment Operations
Net investment income (loss) B	.09	.09	.05	.12	.08
Net realized and unrealized gain (loss)	3.53	5.37	(14.12)	8.02	5.07
Total from investment operations	3.62	5.46	(14.07)	8.14	5.15
Distributions from net investment income	(.09)	-	(.12)	(.07)	(.14)
Distributions from net realized gain	(.34)	-	(5.18)	(5.68)	(2.89)
Total distributions	(.43)	-	(5.30)	(5.75)	(3.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 20.66	$ 17.47	$ 12.01	$ 31.38	$ 28.99
Total Return A	21.15%	45.46%	(53.22)%	33.84%	20.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.34%	1.45%	1.49%	1.18%	1.29%
Expenses net of fee waivers, if any	1.34%	1.40%	1.40%	1.18%	1.29%
Expenses net of all reductions	1.31%	1.37%	1.35%	1.14%	1.23%
Net investment income (loss)	.47%	.66%	.25%	.45%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,231	$ 2,696	$ 2,217	$ 7,774	$ 9,050
Portfolio turnover rate D	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, certain foreign taxes, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 176,930,918
Gross unrealized depreciation	(111,385,171)
Net unrealized appreciation (depreciation)	$ 65,545,747

Tax Cost	$ 830,035,218

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,617,208
Capital loss carryforward	$ (78,127,356)
Net unrealized appreciation (depreciation)	$ 65,646,142

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 17,692,151	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts (a)	$ (1,268,507)	$ 53,183

(a) A summary of the value of derivatives by risk exposure as of period end, if any, is included at the end of the Schedule of Investments and is representative of activity for the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Futures Contracts - continued

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $476,133,271 and $487,415,757, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.03% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 46,378	$ 908
Class T	.25%	.25%	77,108	-
Class B	.75%	.25%	33,825	25,398
Class C	.75%	.25%	97,426	5,162
			$ 254,737	$ 31,468

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,297
Class T	1,916
Class B*	3,454
Class C*	33
$ 10,700

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,208.31
Class T	48,466.31
Class B	10,550.31
Class C	27,486.28
International Small Cap	2,013,385.29
Institutional Class	10,795.22
	$ 2,167,890

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,930 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $280,736. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $792 from securities loaned to FCM.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 11,149
Class T	1.90%	11,145
Class B	2.40%	2,441
Class C	2.40%	2,105
		$ 26,840

Effective January 1, 2011 the expense limitations will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $172,507 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 59,453	$ -
Class T	16,412	-
International Small Cap	3,278,578	-
Institutional Class	13,966	-
Total	$ 3,368,409	$ -
From net realized gain
Class A	$ 354,632	$ -
Class T	310,013	-
Class B	60,241	-
Class C	116,929	-
International Small Cap	13,430,315	-
Institutional Class	51,612	-
Total	$ 14,323,742	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	380,659	269,227	$ 6,723,746	$ 3,575,375
Reinvestment of distributions	22,435	-	393,061	-
Shares redeemed	(454,943)	(389,847)	(8,359,905)	(5,330,857)
Net increase (decrease)	(51,849)	(120,620)	$ (1,243,098)	$ (1,755,482)
Class T
Shares sold	143,286	158,075	$ 2,532,790	$ 2,173,778
Reinvestment of distributions	18,371	-	319,658	-
Shares redeemed	(286,001)	(377,899)	(4,986,007)	(4,876,919)
Net increase (decrease)	(124,344)	(219,824)	$ (2,133,559)	$ (2,703,141)
Class B
Shares sold	14,694	8,564	$ 256,700	$ 108,038
Reinvestment of distributions	3,302	-	56,465	-
Shares redeemed	(57,958)	(71,172)	(990,211)	(857,564)
Net increase (decrease)	(39,962)	(62,608)	$ (677,046)	$ (749,526)
Class C
Shares sold	430,838	21,018	$ 7,671,593	$ 275,491
Reinvestment of distributions	6,001	-	102,910	-
Shares redeemed	(101,847)	(159,519)	(1,759,170)	(1,999,518)
Net increase (decrease)	334,992	(138,501)	$ 6,015,333	$ (1,724,027)

Annual Report

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
International Small Cap
Shares sold	10,330,000	4,989,568	$ 188,548,758	$ 69,926,221
Reinvestment of distributions	888,440	-	15,725,385	-
Shares redeemed	(10,371,667)	(11,303,255)	(183,663,034)	(144,001,202)
Net increase (decrease)	846,773	(6,313,687)	$ 20,611,109	$ (74,074,981)
Institutional Class
Shares sold	288,839	28,026	$ 5,178,797	$ 355,084
Reinvestment of distributions	2,890	-	51,087	-
Shares redeemed	(47,677)	(58,235)	(865,855)	(718,368)
Net increase (decrease)	244,052	(30,209)	$ 4,364,029	$ (363,284)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.
Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Fund	12/06/10	12/03/10	$0.06	$0.661

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Fund	12/7/09	$0.162	$0.0141

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and the retail class ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

ISC-UANN-1210
1.793584.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Small Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) B	13.90%	4.34%	16.63%
Class T (incl. 3.50% sales charge) C	16.24%	4.56%	16.70%
Class B (incl. contingent deferred sales charge) D	14.90%	4.53%	16.68%
Class C (incl. contingent deferred sales charge) E	18.86%	4.79%	16.69%

A From September 18, 2002.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Small Cap Fund - Class A, a class of the fund, on September 18, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Class A took place on May 27, 2003. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Colin Stone, Noriko Takahashi and Dale Nicholls, Co-Portfolio Managers of Fidelity AdvisorSM International Small Cap Fund: During the year, the fund's Class A, Class T, Class B and Class C shares gained 20.85%, 20.46%, 19.90% and 19.86%, respectively (excluding sales charges), topping the 14.31% mark of the MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index. The biggest boost to relative performance came from stock selection in consumer discretionary. Among countries, performance benefited the most from favorable picks in China and Australia as well as a large overweighting and solid picks in Germany. On the negative side, stock selection in industrials significantly dampened the fund's gain. Geographically, stock picking in the United Kingdom and France hampered performance. All three subportfolios solidly beat their respective benchmarks. The Asia-Pacific ex Japan "sub" was boosted by Hong Kong holding Sino Prosper State Gold Resources Holdings, while Australian oil/gas exploration holding AWE detracted. The Europe/Africa/Middle East sub was lifted by Canada's European Goldfields. Connaught - a U.K. provider of housing-related services - curbed results. In the Japanese subportfolio, the top contributor was auto transmission maker Exedy. Conversely, an out-of-benchmark stake in Ibiden, which makes printed circuit boards, hurt.

Note to shareholders: The fund reopened to new accounts on November 10, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.65%
Actual		$ 1,000.00	$ 1,114.00	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,112.10	$ 10.11
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,109.90	$ 12.76
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,109.60	$ 12.76
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap	1.36%
Actual		$ 1,000.00	$ 1,115.60	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Institutional Class	1.31%
Actual		$ 1,000.00	$ 1,116.20	$ 6.99
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan 23.4%
United Kingdom 16.7%
Germany 9.5%
France 8.8%
Australia 7.4%
United States of America 4.2%
Cayman Islands 2.7%
Canada 2.2%
Norway 2.0%
Other 23.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 25.6%
United Kingdom 15.7%
Germany 10.7%
France 9.3%
Australia 7.4%
United States of America 3.5%
Netherlands 2.9%
Bermuda 2.4%
Cayman Islands 1.8%
Other 20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	96.1	96.8
Short-Term Investments and Net Other Assets	3.9	3.2
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
European Goldfields Ltd. (Canada, Metals & Mining)	1.3	0.8
IG Group Holdings PLC (United Kingdom, Diversified Financial Services)	1.2	1.0
SeLoger.com (France, Media)	1.1	1.0
Elekta AB (B Shares) (Sweden, Health Care Equipment & Supplies)	1.1	0.9
Ipsos SA (France, Media)	1.0	0.8
Gemalto NV (Netherlands, Computers & Peripherals)	1.0	1.1
Lanxess AG (Germany, Chemicals)	1.0	0.8
Wacker Chemie AG (Germany, Chemicals)	1.0	0.5
Craneware PLC (United Kingdom, Health Care Technology)	0.9	0.7
Pertama Holdings Ltd. (Singapore, Specialty Retail)	0.8	0.0
	10.4
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.2	18.6
Information Technology	16.8	17.0
Industrials	15.1	19.3
Materials	12.8	10.8
Financials	10.5	10.9
Health Care	9.5	9.6
Energy	5.9	5.3
Telecommunication Services	2.1	2.1
Consumer Staples	1.7	1.6
Utilities	0.8	0.9

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 7.4%
Allied Gold Ltd. (a)	12,713,939	$ 5,667,121
Allied Gold Ltd. (United Kingdom) (a)	4,914,800	2,145,732
Ausenco Ltd.	305,858	764,066
Austal Ltd.	1,095,023	2,628,211
Australian Worldwide Exploration Ltd. (a)	922,101	1,359,521
BlueScope Steel Ltd.	214,319	418,865
carsales.com Ltd.	151,787	706,316
Centamin Egypt Ltd. (United Kingdom) (a)	1,924,214	5,333,381
Charter Hall Group unit	2,530,982	1,388,507
Discovery Metals Ltd. (a)	875,240	1,007,479
DUET Group	688,657	1,170,505
Goodman Group unit	6,343,283	3,914,944
Industrea Ltd.	2,671,615	1,203,934
Iress Market Technology Ltd.	142,341	1,220,138
Ironbark Zinc Ltd. (a)	2,305,831	564,727
Kingsgate Consolidated NL (d)	99,427	976,959
Lynas Corp. Ltd. (a)	1,537,632	2,206,790
MAp Group unit	226,044	675,404
Medusa Mining Ltd.	239,743	1,308,194
Mineral Deposits Ltd. (a)	5,620,000	6,391,999
Monto Minerals Ltd. (a)	273,551	2,412
Navitas Ltd.	871,259	3,269,016
Northern Iron Ltd. (a)(d)	423,362	638,710
Panaust Ltd. (a)	2,277,343	1,662,094
Ramsay Health Care Ltd.	179,829	2,757,052
realestate.com.au Ltd.	82,531	871,579
SAI Global Ltd.	1,018,293	4,369,360
SomnoMed Ltd. (a)	331,849	334,849
Spark Infrastructure Group unit (f)	1,461,561	1,603,636
Super Cheap Auto Group Ltd.	296,366	1,936,534
Tiger Resources Ltd. (a)	14,407,421	5,151,694
Wotif.com Holdings Ltd.	255,354	1,170,737
TOTAL AUSTRALIA		64,820,466
Bailiwick of Jersey - 0.2%
Renewable Energy Generation Ltd.	1,777,200	1,409,434
Belgium - 0.3%
EVS Broadcast Equipment SA	7,700	483,209
Hansen Transmissions International NV (a)	2,639,400	1,889,813
TOTAL BELGIUM		2,373,022
Common Stocks - continued
	Shares	Value
Bermuda - 1.9%
Asia Satellite Telecommunications Holdings Ltd.	271,000	$ 489,469
Asian Citrus Holdings Ltd.	615,000	708,524
Biosensors International Group Ltd. (a)	1,769,000	1,530,773
China Animal Healthcare Ltd.	4,707,000	1,236,483
China LotSynergy Holdings Ltd. (a)	7,324,000	283,464
China Water Affairs Group Ltd.	1,134,000	434,508
Luk Fook Holdings International Ltd.	1,162,000	2,851,313
Man Wah Holdings Ltd.	260,000	364,948
Mingyuan Medicare Development Co. Ltd.	2,870,000	399,884
Noble Group Ltd.	315,272	453,068
Oakley Capital Investments Ltd. (a)	1,285,000	2,655,804
Sihuan Pharmaceutical Holdings Group Ltd.	42,000	30,506
Texwinca Holdings Ltd.	1,402,000	1,530,194
Vtech Holdings Ltd.	349,700	3,638,549
TOTAL BERMUDA		16,607,487
British Virgin Islands - 0.7%
Albidon Ltd. CDI (a)	1,469,000	208,670
Kalahari Energy (a)(h)	1,451,000	15
Playtech Ltd.	845,876	6,067,999
TOTAL BRITISH VIRGIN ISLANDS		6,276,684
Canada - 2.2%
AirSea Lines (a)(h)	1,893,338	26
AirSea Lines warrants 8/4/11 (a)(h)	1,862,300	26
Banro Corp. (a)	637,400	1,874,890
Equinox Minerals Ltd. unit (a)(d)	306,097	1,673,263
European Goldfields Ltd. (a)	854,800	11,549,303
Platmin Ltd. (a)	3,649,900	3,888,712
Rock Well Petroleum, Inc. (a)(h)	770,400	8
Starfield Resources, Inc. (a)	4,328,075	233,399
TOTAL CANADA		19,219,627
Cayman Islands - 2.7%
AirMedia Group, Inc. ADR (a)	28,300	195,553
China Automation Group Ltd.	405,000	316,633
China Dongxiang Group Co. Ltd.	657,000	367,861
China Forestry Holdings Co. Ltd.	814,000	386,456
China Haidian Holdings Ltd.	2,154,000	358,479
China High Precision Automation Group Ltd.	712,000	453,769
China Lilang Ltd.	340,000	531,630
China Metal International Holdings, Inc.	1,036,000	264,639
China Real Estate Information Corp. ADR (d)	65,100	645,141
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
CNinsure, Inc. ADR (d)	31,900	$ 819,830
Ctrip.com International Ltd. sponsored ADR (a)	39,300	2,046,351
Daphne International Holdings Ltd.	1,392,000	1,555,197
EVA Precision Industrial Holdings Ltd.	5,562,000	4,613,922
Fook Woo Group Holdings Ltd.	1,099,000	388,487
Global Dairy Holdings Ltd.	197,000	97,849
Global Education & Technology Group Ltd. ADR (a)	3,300	32,769
Hengdeli Holdings Ltd.	1,124,000	623,538
Kingdee International Software Group Co. Ltd.	1,406,000	741,886
Little Sheep Group Ltd.	614,000	400,026
Maoye International Holdings Ltd.	938,000	404,183
Marwyn Value Investors II Ltd. (a)	1,846,800	2,515,023
Neo-Neon Holdings Ltd.	804,000	489,583
Orchid Developments Group Ltd. (a)	1,211,000	523,855
PCD Stores Group Ltd.	1,046,000	337,365
Perfect World Co. Ltd. sponsored ADR Class B (a)	28,400	920,160
Sino-Life Group Ltd. (a)	2,608,000	306,180
TAL Education Group ADR (a)	6,600	117,480
TPK Holdings Co.	2,000	33,001
VST Holdings Ltd. (a)	1,582,000	404,110
Xingda International Holdings Ltd.	1,656,000	1,728,372
Yip's Chemical Holdings Ltd.	592,000	704,175
TOTAL CAYMAN ISLANDS		23,323,503
China - 1.5%
51job, Inc. sponsored ADR (a)	12,800	577,024
AMVIG Holdings Ltd.	764,000	620,958
Baidu.com, Inc. sponsored ADR (a)	9,200	1,012,092
China Metal Recycling (Holdings) Ltd.	333,600	371,420
Dalian Port (PDA) Co. Ltd. (H Shares)	1,786,000	771,888
Digital China Holdings Ltd. (H Shares)	239,000	431,672
Focus Media Holding Ltd. ADR (a)(d)	15,300	378,675
Global Bio-Chem Technology Group Co. Ltd. (a)	2,672,800	434,475
Harbin Power Equipment Co. Ltd. (H Shares)	492,000	662,665
Minth Group Ltd.	596,000	1,114,917
People's Food Holdings Ltd.	992,000	536,506
Royale Furniture Holdings Ltd.	1,854,000	676,900
Sino Prosper State Gold Resources Holdings, Ltd. (a)	74,820,000	3,764,528
Weiqiao Textile Co. Ltd. (H Shares)	2,055,500	1,620,268
Zhaojin Mining Industry Co. Ltd. (H Shares)	58,500	181,887
TOTAL CHINA		13,155,875
Common Stocks - continued
	Shares	Value
Cyprus - 0.8%
Buried Hill Energy (Cyprus) PCL (a)(h)	1,947,000	$ 4,867,500
Mirland Development Corp. PLC (a)	781,900	2,242,371
TOTAL CYPRUS		7,109,871
Denmark - 0.9%
DSV de Sammensluttede Vognmaend AS	250,000	5,122,129
Pandora A/S	52,300	2,537,366
William Demant Holding AS (a)	200	14,991
TOTAL DENMARK		7,674,486
France - 8.8%
Altamir Amboise (a)	544,400	4,264,755
ALTEN	114,000	3,806,214
Audika SA	113,113	2,762,214
Compagnie Generale de Geophysique SA (a)	188,400	4,399,670
Delachaux SA	80,541	6,569,472
Devoteam SA	38,800	1,071,667
Faiveley Transport	50,672	4,283,334
Iliad Group SA	46,742	5,261,668
Ipsos SA	184,600	8,875,855
Laurent-Perrier Group	20,860	2,350,787
LeGuide.com SA (a)	85,800	3,261,637
Maisons France Confort (d)	89,444	3,895,500
Meetic	187,600	5,599,223
Sartorius Stedim Biotech	53,700	2,464,294
SeLoger.com	198,800	9,985,991
Sopra Group SA	37,800	3,146,867
SR Teleperformance SA	131,700	4,152,535
Trigano SA (a)	22,591	581,534
TOTAL FRANCE		76,733,217
Germany - 9.3%
CENTROTEC Sustainable AG (a)	131,581	3,097,855
CTS Eventim AG	111,908	6,315,776
Delticom AG	70,400	5,612,998
Drillisch AG	679,100	5,802,838
ElringKlinger AG	184,000	6,130,562
Freenet AG	164,700	2,086,839
GFK AG	142,601	6,020,128
HeidelbergCement AG	119,666	6,258,250
KROMI Logistik AG	118,100	1,331,075
Lanxess AG	121,885	8,479,844
Rational AG (d)	15,920	3,557,593
Common Stocks - continued
	Shares	Value
Germany - continued
SMA Solar Technology AG (d)	31,200	$ 3,681,443
STRATEC Biomedical Systems AG	77,910	2,931,891
Tom Tailor Holding AG	204,300	4,335,167
United Internet AG	390,613	6,997,800
Wacker Chemie AG	40,000	8,251,299
TOTAL GERMANY		80,891,358
Greece - 0.2%
Babis Vovos International Technical SA (a)	149,200	506,555
Jumbo SA	161,000	1,238,850
TOTAL GREECE		1,745,405
Hong Kong - 1.0%
Dah Sing Financial Holdings Ltd.	102,400	710,740
GZI Transport Ltd.	950,000	495,146
I.T Ltd.	2,064,000	1,741,469
Magnificent Estates Ltd.	18,070,000	582,809
REXCAPITAL Financial Holdings Ltd.	4,600,000	427,286
Singamas Container Holdings Ltd. (a)	3,966,000	895,404
Techtronic Industries Co. Ltd.	3,251,000	3,292,417
Tian An China Investments Co. Ltd.	669,000	516,989
TOTAL HONG KONG		8,662,260
Iceland - 0.7%
Ossur hf (a)	3,457,100	6,515,406
India - 0.2%
Educomp Solutions Ltd.	24,874	308,898
Geodesic Ltd.	256,340	676,055
Grasim Industries Ltd.	6,876	361,522
Indian Overseas Bank	110,621	398,810
The Jammu & Kashmir Bank Ltd.	14,265	293,008
TOTAL INDIA		2,038,293
Indonesia - 0.4%
AKR Corporindo Tbk PT	5,225,000	882,768
PT Ciputra Development Tbk (a)	12,376,500	581,608
PT Lippo Karawaci Tbk	9,290,500	644,487
PT Mayora Indah Tbk	372,500	502,223
PT Mitra Adiperkasa Tbk	1,436,000	409,711
PT Tower Bersama Infrastructure Tbk	402,500	114,839
TOTAL INDONESIA		3,135,636
Common Stocks - continued
	Shares	Value
Ireland - 0.9%
James Hardie Industries NV unit (a)	132,009	$ 697,049
Kenmare Resources PLC (a)	14,887,700	4,627,352
Petroceltic International PLC (a)	11,142,200	2,008,291
Petroneft Resources PLC (a)	952,400	715,617
Vimio PLC (a)	867,300	14
TOTAL IRELAND		8,048,323
Isle of Man - 1.5%
Exillon Energy PLC	1,511,200	6,343,463
IBS Group Holding Ltd. GDR (Reg. S) (a)	317,700	7,028,812
TOTAL ISLE OF MAN		13,372,275
Italy - 0.8%
Seldovia Native Association, Inc. (SNAI) (a)	209,590	831,157
Tod's SpA	60,255	5,841,260
TOTAL ITALY		6,672,417
Japan - 23.4%
ABC-Mart, Inc.	50,700	1,724,443
Air Water, Inc.	190,000	2,217,099
Aozora Bank Ltd.	1,390,000	2,331,925
AQ Interactive, Inc. (d)	705	876,979
ARCS Co. Ltd.	133,600	1,731,637
Arnest One Corp.	44,100	466,374
Asahi Co. Ltd.	58,000	857,711
Asahi Intecc Co. Ltd.	262,100	4,390,590
ASKUL Corp.	96,000	1,994,681
Bank of Kyoto Ltd.	231,000	2,066,857
Cellseed, Inc. (d)	11,700	104,976
Central Glass Co. Ltd.	248,000	1,069,417
Chiba Bank Ltd.	325,000	2,006,499
Chiyoda Corp.	318,000	2,634,174
Cosmos Pharmaceutical Corp.	27,200	856,190
Create SD Holdings Co. Ltd.	48,200	1,051,212
Credit Saison Co. Ltd.	173,200	2,456,617
Culture Convenience Club Co. Ltd. (d)	175,100	778,996
CyberAgent, Inc. (d)	2,722	4,522,572
Dai-ichi Seiko Co. Ltd. (d)	56,700	2,783,211
Daihen Corp.	456,000	2,057,015
Digital Garage, Inc.	994	1,731,811
Don Quijote Co. Ltd.	77,900	2,128,770
Ebara Corp. (a)	559,000	2,393,964
EPS Co. Ltd. (d)	742	1,825,724
Common Stocks - continued
	Shares	Value
Japan - continued
Exedy Corp.	147,000	$ 4,599,801
Ferrotec Corp.	145,900	1,620,910
FreeBit Co., Ltd. (d)	358	742,960
Fuji Oil Co. Ltd.	191,400	2,751,955
Furuya Metal Co. Ltd.	33,400	2,108,512
Glory Ltd.	25,900	571,300
GREE, Inc. (d)	212,000	2,676,674
Hoshizaki Electric Co. Ltd.	62,400	1,229,855
Ibiden Co. Ltd.	97,300	2,396,528
Isetan Mitsukoshi Holdings Ltd.	170,800	1,884,573
Japan Steel Works Ltd.	110,000	1,049,519
JP-Holdings, Inc.	91,600	1,871,386
JTEKT Corp.	159,200	1,595,028
Kandenko Co. Ltd.	243,000	1,416,267
Kenedix Realty Investment Corp.	573	2,275,053
Kimoto Co. Ltd.	228,600	1,693,123
KOMERI Co. Ltd.	66,600	1,385,465
Kuraray Co. Ltd.	283,500	4,060,360
Maeda Corp.	319,000	864,198
Makino Milling Machine Co. Ltd. (a)	302,000	2,079,135
Marui Group Co. Ltd.	175,800	1,381,481
Maruwa Ceramic Co. Ltd.	77,000	1,863,999
McDonald's Holdings Co. (Japan) Ltd.	122,500	3,110,072
Meiko Electronics Co. Ltd.	96,300	1,793,882
Message Co. Ltd.	1,629	4,149,932
Micronics Japan Co. Ltd.	60,500	488,691
Minebea Ltd.	381,000	2,092,244
Mitsubishi UFJ Lease & Finance Co. Ltd.	96,270	3,220,565
Mitsumi Electric Co. Ltd.	104,800	1,781,933
mixi, Inc. (d)	355	2,064,620
Nabtesco Corp.	238,200	4,218,156
Nichi-iko Pharmaceutical Co. Ltd.	32,900	1,160,311
Nichicon Corp.	89,200	995,422
Nihon M&A Center, Inc. (d)	426	1,540,524
Nippon Ceramic Co. Ltd.	27,700	468,150
Nippon Denko Co. Ltd.	109,000	808,662
Nippon Shinyaku Co. Ltd.	208,000	2,946,688
Nomura Real Estate Holdings, Inc.	77,500	1,189,418
Nomura Real Estate Residential Fund, Inc.	400	1,946,067
NTT Urban Development Co.	1,081	991,398
Osaka Securities Exchange Co. Ltd.	154	775,071
OSAKA Titanium technologies Co. Ltd. (d)	48,800	2,286,268
Common Stocks - continued
	Shares	Value
Japan - continued
Otsuka Corp.	54,900	$ 3,486,256
Pigeon Corp.	45,900	1,366,676
Rensas Electronics Corp. (a)(d)	312,700	2,350,982
Riso Kagaku Corp.	147,700	2,011,671
Rohto Pharmaceutical Co. Ltd.	196,000	2,428,383
Sanken Electric Co. Ltd. (a)	138,000	493,898
Sankyu, Inc.	264,000	1,108,885
Santen Pharmaceutical Co. Ltd.	78,600	2,713,443
Sawada Holdings Co. Ltd. (a)	214,800	1,321,312
Sekisui Chemical Co. Ltd.	303,000	1,927,874
Shimadzu Corp.	426,000	3,202,808
Shimamura Co. Ltd.	29,400	2,820,529
Shin-Kobe Electric Machinery Co. Ltd. (d)	244,000	2,498,521
Shindengen Electric Co. Ltd. (a)	155,000	624,083
Shizuoka Gas Co. Ltd.	88,000	516,168
SHO-BOND Holdings Co. Ltd.	132,500	2,835,404
Simplex Holdings, Inc.	1,189	542,268
So-net M3, Inc. (d)	227	1,038,101
Sony Financial Holdings, Inc.	843	2,933,267
SRI Sports Ltd.	1,276	1,389,059
Start Today Co. Ltd.	435	1,353,057
Stella Chemifa Corp.	9,500	409,656
Sumitomo Osaka Cement Co. Ltd.	789,000	1,529,060
Sumitomo Trust & Banking Co. Ltd.	577,000	3,150,307
Sysmex Corp.	20,300	1,392,519
SystemPro Co. Ltd. (d)	1,445	1,136,678
Taisho Pharmaceutical Co. Ltd.	75,000	1,576,985
Takata Corp.	92,600	2,273,861
Takeei Corp.	67,900	658,158
The Suruga Bank Ltd.	221,000	1,993,861
Toho Co. Ltd.	109,300	1,689,347
Tokyu Livable, Inc.	271,300	3,128,699
Toto Ltd. (d)	474,000	3,149,173
Towa Corp. (a)	297,200	1,968,530
Toyo Tanso Co. Ltd. (d)	42,500	2,437,399
Toyota Boshoku Corp.	37,100	628,860
Ulvac, Inc.	96,100	1,938,242
Yamatake Corp.	165,800	4,036,314
Yamato Kogyo Co. Ltd.	80,000	2,051,945
Yokohama Rubber Co. Ltd.	367,000	1,834,507
TOTAL JAPAN		203,152,346
Common Stocks - continued
	Shares	Value
Korea (South) - 0.8%
Daou Technology, Inc.	197,150	$ 1,577,901
Hyosung Corp.	6,493	721,765
Interpark Corp. (a)	75,279	298,572
KC Tech Co. Ltd.	126,140	682,020
Lock & Lock Co. Ltd.	19,170	634,170
MNTECH Co. Ltd.	76,840	755,075
Power Logics Co. Ltd. (a)	57,033	442,266
Sodiff Advanced Materials Co. Ltd.	3,940	358,787
The Basic House Co. Ltd. (a)	66,650	1,345,447
TK Corp. (a)	17,649	407,285
TOTAL KOREA (SOUTH)		7,223,288
Luxembourg - 0.3%
GlobeOp Financial Services SA	594,385	2,906,877
Malaysia - 0.3%
JobStreet Corp. Bhd	1,223,100	1,045,788
Lion Industries Corp. Bhd	808,200	514,380
Masterskill Education Group Bhd	478,400	444,415
Top Glove Corp. Bhd	222,000	392,478
TOTAL MALAYSIA		2,397,061
Netherlands - 1.8%
Gemalto NV	190,440	8,670,399
SMARTRAC NV (a)	104,600	2,899,270
Wavin NV (a)	273,912	3,778,571
TOTAL NETHERLANDS		15,348,240
Norway - 2.0%
Aker Solutions ASA	339,300	5,165,388
Renewable Energy Corp. ASA (a)(d)	1,111,942	3,870,628
Schibsted ASA (B Shares)	221,000	6,072,568
Sevan Marine ASA (a)	2,000,000	2,694,861
TOTAL NORWAY		17,803,445
Philippines - 0.1%
Alliance Global Group, Inc.	2,595,000	685,951
Singapore - 1.8%
CSE Global Ltd.	1,069,000	875,485
Goodpack Ltd.	1,569,000	2,472,966
Hyflux Ltd.	398,000	968,632
Mapletree Industrial (REIT) (a)	207,000	171,127
Oceanus Group Ltd. (a)	2,071,000	512,030
Common Stocks - continued
	Shares	Value
Singapore - continued
Pertama Holdings Ltd. (e)	21,312,000	$ 7,080,399
Petra Foods Ltd.	279,000	344,897
Raffles Medical Group Ltd.	431,000	725,937
Straits Asia Resources Ltd.	739,000	1,307,510
Yanlord Land Group Ltd.	608,000	807,973
TOTAL SINGAPORE		15,266,956
South Africa - 0.6%
Blue Label Telecoms Ltd.	4,787,200	4,920,427
Spain - 0.3%
Obrascon Huarte Lain SA	73,400	2,401,133
Sweden - 1.5%
Elekta AB (B Shares)	252,800	9,564,751
Modern Times Group MTG AB (B Shares)	44,100	3,162,163
XCounter AB (a)	1,108,000	48,818
TOTAL SWEDEN		12,775,732
Switzerland - 1.9%
Bank Sarasin & Co. Ltd. Series B (Reg.)	18,166	664,373
Basilea Pharmaceutica AG (a)	9,770	684,848
Lonza Group AG	58,029	5,078,680
Panalpina Welttransport Holding AG (a)	42,760	5,338,756
VZ Holding AG	42,690	4,532,031
TOTAL SWITZERLAND		16,298,688
United Kingdom - 16.7%
Abcam PLC	196,100	5,403,924
Ashmore Group PLC	1,109,700	6,804,046
Asset Realisation Co. PLC (a)	340,000	5
Aurelian Oil & Gas PLC (a)	3,923,800	3,834,775
Avanti Communications Group PLC (a)	403,000	3,796,519
Aveva Group PLC	188,500	4,499,879
Blinkx PLC (a)(d)	1,303,000	1,826,651
Bond International Software PLC	617,066	598,123
Borders & Southern Petroleum PLC (a)	698,500	783,371
Cadogan Petroleum PLC (a)	1,406,300	439,355
Central Asia Metals PLC (a)	1,464,000	2,023,035
Centurion Electronics PLC (a)(e)	748,299	12
Ceres Power Holdings PLC (a)(d)	406,200	532,024
China Goldmines PLC (a)	669,353	257,377
Connaught PLC	429,800	7
Conygar Investment Co. PLC (a)	2,333,700	3,916,537
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Cove Energy PLC (a)	2,629,300	$ 3,190,994
Craneware PLC	877,400	8,244,585
DTZ Holdings PLC (a)	1,804,400	1,315,368
EMIS Group PLC	382,345	2,603,440
European Nickel PLC (a)	2,276,950	1,386,246
Faroe Petroleum PLC (a)	458,447	1,432,277
GoIndustry-DoveBid PLC (a)	22,589	32,029
Hays PLC	2,007,843	3,554,637
Icap PLC	514,900	3,763,408
Ideal Shopping Direct PLC	234,592	719,756
IG Group Holdings PLC	1,264,300	10,705,287
Inchcape PLC (a)	778,720	4,350,473
Jubilee Platinum PLC (a)	2,729,847	1,366,758
Keronite PLC (a)(h)	13,620,267	218
Melrose Resources PLC	266,200	1,385,247
Moneysupermarket.com Group PLC	1,822,600	2,441,186
Monitise PLC (a)	4,154,500	1,397,788
Mothercare PLC	501,800	4,224,804
NCC Group Ltd.	228,315	1,755,815
Northgate PLC (a)	493,500	1,937,120
Ocado Group PLC (a)(d)	1,125,700	2,519,546
Pureprofile Media PLC (a)(h)	1,108,572	444,025
Redhall Group PLC	519,600	1,057,246
Regenersis PLC (a)	1,367,300	1,106,263
Rockhopper Exploration PLC (a)(i)	654,100	3,337,773
Royalblue Group PLC	197,842	5,071,561
SDL PLC (a)	691,862	6,661,885
Serco Group PLC	447,430	4,401,459
SIG PLC (a)	1,479,300	2,690,019
Silverdell PLC (a)	4,958,000	615,618
Sinclair Pharma PLC (a)	4,246,949	1,837,147
Sphere Medical Holding PLC (a)(h)	555,599	1,513,260
SR Pharma PLC (a)	5,388,700	837,450
Sthree PLC	541,709	2,542,944
Synergy Health PLC	274,953	3,464,658
Ted Baker PLC	293,100	2,887,980
TMO Biotec (a)(h)	1,000,000	400,538
Travis Perkins PLC	248,700	3,301,197
Valiant Petroleum PLC (a)	156,200	1,485,268
Wellstream Holdings PLC	434,600	5,152,578
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Xchanging PLC	1,521,100	$ 3,165,702
Zenergy Power PLC (a)	855,520	387,215
TOTAL UNITED KINGDOM		145,404,408
United States of America - 0.5%
CTC Media, Inc.	183,400	4,328,240
Mudalla Technology, Inc. (a)	996,527	16
XL TechGroup, Inc. (a)	1,329,250	21
TOTAL UNITED STATES OF AMERICA		4,328,277
TOTAL COMMON STOCKS (Cost $718,968,030)		820,697,874
Investment Companies - 0.0%

Bailiwick of Guernsey - 0.0%
Brookwell Ltd. Class A (Cost $621,868)	213,047	110,933
Government Obligations - 0.2%
Principal Amount (j)
Germany - 0.2%
German Federal Republic 0.2535% to 0.6185% 11/24/10 to 2/9/11 (g) (Cost $1,499,792)	EUR	1,100,000	1,529,062
Money Market Funds - 8.4%
	Shares
Fidelity Cash Central Fund, 0.23% (b)	46,383,073	46,383,073
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	26,860,023	26,860,023
TOTAL MONEY MARKET FUNDS (Cost $73,243,096)		73,243,096
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $794,332,786)		895,580,965
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(26,101,299)
NET ASSETS - 100%		$ 869,479,666
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
366 Dow Jones Euro Stoxx 50 Index Contracts (Germany)	Dec. 2010	$ 14,458,195	$ 53,183

The face value of futures purchased as a percentage of net assets is 1.7%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,603,636 or 0.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $236,310.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,225,615 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 931,150
AirSea Lines warrants 8/4/11	8/4/06	$ 2
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 817,216
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 640,000
Rock Well Petroleum, Inc.	4/13/06	$ 1,155,600
Sphere Medical Holding PLC	8/27/08 - 3/16/10	$ 944,518
TMO Biotec	10/27/05	$ 300,000
(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,101
Fidelity Securities Lending Cash Central Fund	829,746
Total	$ 879,847
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brookwell Ltd. Class A	$ 1,078,606	$ -	$ 724,601	$ -	$ -
Centurion Electronics PLC	12	-	-	-	12
Pertama Holdings Ltd.	-	5,470,243	107,724	659,049	7,080,399
Total	$ 1,078,618	$ 5,470,243	$ 832,325	$ 659,049	$ 7,080,411
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 203,152,346	$ 168,463,560	$ 34,688,786	$ -
United Kingdom	145,404,408	142,756,937	32,029	2,615,442
Germany	80,891,358	80,891,358	-	-
France	76,733,217	72,333,547	4,399,670	-
Australia	64,820,466	64,820,466	-	-
Cayman Islands	23,323,503	22,799,648	-	523,855
Canada	19,219,627	19,219,567	-	60
Norway	17,803,445	17,803,445	-	-
Bermuda	16,607,487	16,607,487	-	-
Sweden	12,775,732	12,726,914	-	48,818
Ireland	8,048,323	8,048,309	-	14
Cyprus	7,109,871	2,242,371	-	4,867,500
British Virgin Islands	6,276,684	6,276,669	-	15
United States of America	4,328,277	4,328,240	-	37
Other	134,203,130	133,841,608	361,522	-
Investment Companies	110,933	-	-	110,933
Government Obligations	1,529,062	-	1,529,062	-
Money Market Funds	73,243,096	73,243,096	-	-
Total Investments in Securities:	$ 895,580,965	$ 846,403,222	$ 41,011,069	$ 8,166,674
Derivative Instruments:
Assets
Futures Contracts	$ 53,183	$ 53,183	$ -	$ -
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,316,240
Total Realized Gain (Loss)	(8,917,345)
Total Unrealized Gain (Loss)	4,243,114
Cost of Purchases	1,804,796
Proceeds of Sales	(1,263,414)
Amortization/Accretion	-
Transfers in to Level 3	5,146,203
Transfers out of Level 3	(1,162,920)
Ending Balance	$ 8,166,674
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ 777,510

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 53,183	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $78,127,356 all of which will expire on October 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $25,207,989) - See accompanying schedule: Unaffiliated issuers (cost $715,388,858)	$ 815,257,458
Fidelity Central Funds (cost $73,243,096)	73,243,096
Other affiliated issuers (cost $5,700,832)	7,080,411
Total Investments (cost $794,332,786)		$ 895,580,965
Cash		2
Foreign currency held at value (cost $70,040)		70,287
Receivable for investments sold		2,674,189
Receivable for fund shares sold		2,467,902
Dividends receivable		2,081,418
Distributions receivable from Fidelity Central Funds		90,243
Receivable for daily variation on futures contracts		5,554
Other receivables		142,637
Total assets		903,113,197

Liabilities
Payable for investments purchased
Regular delivery	$ 1,182,254
Delayed delivery	1,689,050
Payable for fund shares redeemed	2,886,835
Accrued management fee	652,945
Distribution and service plan fees payable	24,970
Other affiliated payables	211,160
Other payables and accrued expenses	126,294
Collateral on securities loaned, at value	26,860,023
Total liabilities		33,633,531

Net Assets		$ 869,479,666
Net Assets consist of:
Paid in capital		$ 851,358,414
Undistributed net investment income		2,441,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(85,653,683)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		101,333,834
Net Assets		$ 869,479,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,720,315 ÷ 965,882 shares)	$ 20.42

Maximum offering price per share (100/94.25 of $20.42)	$ 21.67
Class T: Net Asset Value and redemption price per share ($16,092,042 ÷ 795,270 shares)	$ 20.23

Maximum offering price per share (100/96.50 of $20.23)	$ 20.96
Class B: Net Asset Value and offering price per share ($3,457,061 ÷ 174,710 shares)A	$ 19.79

Class C: Net Asset Value and offering price per share ($13,501,307 ÷ 680,118 shares)A	$ 19.85

International Small Cap: Net Asset Value, offering price and redemption price per share ($808,478,028 ÷ 39,124,218 shares)	$ 20.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,230,913 ÷ 398,399 shares)	$ 20.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends (including $659,049 earned from other affiliated issuers)		$ 13,399,968
Interest		2,449
Income from Fidelity Central Funds (including $829,746 from security lending)		879,847
Income before foreign taxes withheld		14,282,264
Less foreign taxes withheld		(840,519)
Total income		13,441,745

Expenses
Management fee Basic fee	$ 6,469,279
Performance adjustment	1,311,370
Transfer agent fees	2,167,890
Distribution and service plan fees	254,737
Accounting and security lending fees	371,480
Custodian fees and expenses	294,480
Independent trustees' compensation	4,208
Registration fees	88,212
Audit	141,668
Legal	3,656
Miscellaneous	10,051
Total expenses before reductions	11,117,031
Expense reductions	(199,347)	10,917,684
Net investment income (loss)		2,524,061
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $39,190)	48,923,650
Other affiliated issuers	(1,945,619)
Foreign currency transactions	7,621
Futures contracts	(1,268,507)
Capital gain distributions from Fidelity Central Funds	1,843
Total net realized gain (loss)		45,718,988
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $17,326)	97,289,267
Assets and liabilities in foreign currencies	34,009
Futures contracts	53,183
Total change in net unrealized appreciation (depreciation)		97,376,459
Net gain (loss)		143,095,447
Net increase (decrease) in net assets resulting from operations		$ 145,619,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,524,061	$ 3,237,964
Net realized gain (loss)	45,718,988	(79,176,066)
Change in net unrealized appreciation (depreciation)	97,376,459	297,287,070
Net increase (decrease) in net assets resulting from operations	145,619,508	221,348,968
Distributions to shareholders from net investment income	(3,368,409)	-
Distributions to shareholders from net realized gain	(14,323,742)	-
Total distributions	(17,692,151)	-
Share transactions - net increase (decrease)	26,936,768	(81,370,441)
Redemption fees	118,859	67,796
Total increase (decrease) in net assets	154,982,984	140,046,323

Net Assets
Beginning of period	714,496,682	574,450,359
End of period (including undistributed net investment income of $2,441,101 and undistributed net investment income of $3,237,964, respectively)	$ 869,479,666	$ 714,496,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 11.91	$ 31.14	$ 28.79	$ 26.69
Income from Investment Operations
Net investment income (loss) C	.03	.06	- H	.03	(.02)
Net realized and unrealized gain (loss)	3.51	5.31	(14.03)	7.97	5.05
Total from investment operations	3.54	5.37	(14.03)	8.00	5.03
Distributions from net investment income	(.06)	-	(.03)	-	(.05)
Distributions from net realized gain	(.34)	-	(5.18)	(5.65)	(2.89)
Total distributions	(.40)	-	(5.20) I	(5.65)	(2.94)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 20.42	$ 17.28	$ 11.91	$ 31.14	$ 28.79
Total Return A,B	20.85%	45.09%	(53.35)%	33.43%	20.22%
Ratios to Average Net Assets D,G
Expenses before reductions	1.71%	1.75%	1.82%	1.53%	1.64%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.53%	1.64%
Expenses net of all reductions	1.63%	1.62%	1.60%	1.49%	1.58%
Net investment income (loss)	.16%	.41%	-% F	.10%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,720	$ 17,590	$ 13,561	$ 38,585	$ 36,701
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.14	$ 11.84	$ 30.96	$ 28.64	$ 26.57
Income from Investment Operations
Net investment income (loss) C	(.02)	.02	(.05)	(.04)	(.09)
Net realized and unrealized gain (loss)	3.47	5.28	(13.95)	7.93	5.03
Total from investment operations	3.45	5.30	(14.00)	7.89	4.94
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	(.34)	-	(5.12)	(5.57)	(2.88)
Total distributions	(.36)	-	(5.12)	(5.57)	(2.88)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.23	$ 17.14	$ 11.84	$ 30.96	$ 28.64
Total Return A,B	20.46%	44.76%	(53.46)%	33.07%	19.93%
Ratios to Average Net Assets D,F
Expenses before reductions	1.97%	2.00%	2.07%	1.77%	1.89%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.77%	1.89%
Expenses net of all reductions	1.88%	1.86%	1.86%	1.73%	1.83%
Net investment income (loss)	(.09)%	.16%	(.25)%	(.14)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,092	$ 15,760	$ 13,493	$ 40,823	$ 41,982
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 11.65	$ 30.49	$ 28.26	$ 26.24
Income from Investment Operations
Net investment income (loss)C	(.10)	(.04)	(.16)	(.18)	(.24)
Net realized and unrealized gain (loss)	3.39	5.17	(13.73)	7.82	4.98
Total from investment operations	3.29	5.13	(13.89)	7.64	4.74
Distributions from net realized gain	(.28)	-	(4.95)	(5.41)	(2.73)
Redemption fees added to paid in capitalC	- G	- G	- G	- G	.01
Net asset value, end of period	$ 19.79	$ 16.78	$ 11.65	$ 30.49	$ 28.26
Total Return A,B	19.90%	44.03%	(53.68)%	32.38%	19.28%
Ratios to Average Net Assets D,F
Expenses before reductions	2.47%	2.49%	2.58%	2.30%	2.48%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.30%	2.40%
Expenses net of all reductions	2.38%	2.36%	2.36%	2.26%	2.34%
Net investment income (loss)	(.59)%	(.33)%	(.75)%	(.66)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,457	$ 3,601	$ 3,230	$ 10,704	$ 11,354
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 11.70	$ 30.62	$ 28.33	$ 26.31
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04)	(.16)	(.17)	(.23)
Net realized and unrealized gain (loss)	3.40	5.19	(13.78)	7.85	4.99
Total from investment operations	3.30	5.15	(13.94)	7.68	4.76
Distributions from net realized gain	(.30)	-	(4.98)	(5.39)	(2.75)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 19.85	$ 16.85	$ 11.70	$ 30.62	$ 28.33
Total Return A,B	19.86%	44.02%	(53.67)%	32.39%	19.34%
Ratios to Average Net Assets D,F
Expenses before reductions	2.42%	2.49%	2.57%	2.26%	2.38%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.26%	2.38%
Expenses net of all reductions	2.37%	2.36%	2.36%	2.22%	2.32%
Net investment income (loss)	(.59)%	(.33)%	(.76)%	(.62)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,501	$ 5,814	$ 5,658	$ 20,094	$ 21,335
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.48	$ 12.03	$ 31.44	$ 29.03	$ 26.89
Income from Investment Operations
Net investment income (loss) B	.07	.08	.03	.12	.08
Net realized and unrealized gain (loss)	3.53	5.37	(14.14)	8.03	5.08
Total from investment operations	3.60	5.45	(14.11)	8.15	5.16
Distributions from net investment income	(.08)	-	(.12)	(.07)	(.14)
Distributions from net realized gain	(.34)	-	(5.18)	(5.67)	(2.89)
Total distributions	(.42)	-	(5.30)	(5.74)	(3.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 20.66	$ 17.48	$ 12.03	$ 31.44	$ 29.03
Total Return A	21.02%	45.30%	(53.25)%	33.82%	20.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.44%	1.48%	1.49%	1.19%	1.28%
Expenses net of fee waivers, if any	1.44%	1.48%	1.49%	1.19%	1.28%
Expenses net of all reductions	1.42%	1.44%	1.44%	1.15%	1.22%
Net investment income (loss)	.37%	.58%	.16%	.45%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 808,478	$ 669,035	$ 536,291	$ 1,663,761	$ 1,816,059
Portfolio turnover rate D	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.47	$ 12.01	$ 31.38	$ 28.99	$ 26.86
Income from Investment Operations
Net investment income (loss) B	.09	.09	.05	.12	.08
Net realized and unrealized gain (loss)	3.53	5.37	(14.12)	8.02	5.07
Total from investment operations	3.62	5.46	(14.07)	8.14	5.15
Distributions from net investment income	(.09)	-	(.12)	(.07)	(.14)
Distributions from net realized gain	(.34)	-	(5.18)	(5.68)	(2.89)
Total distributions	(.43)	-	(5.30)	(5.75)	(3.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 20.66	$ 17.47	$ 12.01	$ 31.38	$ 28.99
Total Return A	21.15%	45.46%	(53.22)%	33.84%	20.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.34%	1.45%	1.49%	1.18%	1.29%
Expenses net of fee waivers, if any	1.34%	1.40%	1.40%	1.18%	1.29%
Expenses net of all reductions	1.31%	1.37%	1.35%	1.14%	1.23%
Net investment income (loss)	.47%	.66%	.25%	.45%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,231	$ 2,696	$ 2,217	$ 7,774	$ 9,050
Portfolio turnover rate D	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, certain foreign taxes, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 176,930,918
Gross unrealized depreciation	(111,385,171)
Net unrealized appreciation (depreciation)	$ 65,545,747

Tax Cost	$ 830,035,218

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,617,208
Capital loss carryforward	$ (78,127,356)
Net unrealized appreciation (depreciation)	$ 65,646,142

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 17,692,151	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts (a)	$ (1,268,507)	$ 53,183

(a) A summary of the value of derivatives by risk exposure as of period end, if any, is included at the end of the Schedule of Investments and is representative of activity for the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Futures Contracts - continued

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $476,133,271 and $487,415,757, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.03% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 46,378	$ 908
Class T	.25%	.25%	77,108	-
Class B	.75%	.25%	33,825	25,398
Class C	.75%	.25%	97,426	5,162
			$ 254,737	$ 31,468

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,297
Class T	1,916
Class B*	3,454
Class C*	33
$ 10,700

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,208.31
Class T	48,466.31
Class B	10,550.31
Class C	27,486.28
International Small Cap	2,013,385.29
Institutional Class	10,795.22
	$ 2,167,890

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,930 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $280,736. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $792 from securities loaned to FCM.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 11,149
Class T	1.90%	11,145
Class B	2.40%	2,441
Class C	2.40%	2,105
		$ 26,840

Effective January 1, 2011 the expense limitations will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $172,507 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 59,453	$ -
Class T	16,412	-
International Small Cap	3,278,578	-
Institutional Class	13,966	-
Total	$ 3,368,409	$ -
From net realized gain
Class A	$ 354,632	$ -
Class T	310,013	-
Class B	60,241	-
Class C	116,929	-
International Small Cap	13,430,315	-
Institutional Class	51,612	-
Total	$ 14,323,742	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	380,659	269,227	$ 6,723,746	$ 3,575,375
Reinvestment of distributions	22,435	-	393,061	-
Shares redeemed	(454,943)	(389,847)	(8,359,905)	(5,330,857)
Net increase (decrease)	(51,849)	(120,620)	$ (1,243,098)	$ (1,755,482)
Class T
Shares sold	143,286	158,075	$ 2,532,790	$ 2,173,778
Reinvestment of distributions	18,371	-	319,658	-
Shares redeemed	(286,001)	(377,899)	(4,986,007)	(4,876,919)
Net increase (decrease)	(124,344)	(219,824)	$ (2,133,559)	$ (2,703,141)
Class B
Shares sold	14,694	8,564	$ 256,700	$ 108,038
Reinvestment of distributions	3,302	-	56,465	-
Shares redeemed	(57,958)	(71,172)	(990,211)	(857,564)
Net increase (decrease)	(39,962)	(62,608)	$ (677,046)	$ (749,526)
Class C
Shares sold	430,838	21,018	$ 7,671,593	$ 275,491
Reinvestment of distributions	6,001	-	102,910	-
Shares redeemed	(101,847)	(159,519)	(1,759,170)	(1,999,518)
Net increase (decrease)	334,992	(138,501)	$ 6,015,333	$ (1,724,027)

Annual Report

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
International Small Cap
Shares sold	10,330,000	4,989,568	$ 188,548,758	$ 69,926,221
Reinvestment of distributions	888,440	-	15,725,385	-
Shares redeemed	(10,371,667)	(11,303,255)	(183,663,034)	(144,001,202)
Net increase (decrease)	846,773	(6,313,687)	$ 20,611,109	$ (74,074,981)
Institutional Class
Shares sold	288,839	28,026	$ 5,178,797	$ 355,084
Reinvestment of distributions	2,890	-	51,087	-
Shares redeemed	(47,677)	(58,235)	(865,855)	(718,368)
Net increase (decrease)	244,052	(30,209)	$ 4,364,029	$ (363,284)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.016	$0.661
Class T	12/06/10	12/03/10	$0.000	$0.627
Class B	12/06/10	12/03/10	$0.000	$0.521
Class C	12/06/10	12/03/10	$0.000	$0.591

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/7/09	$0.153	$0.0141
Class T	12/7/09	$0.138	$0.0141
Class B	12/7/09	$0.111	$0.0141
Class C	12/7/09	$0.117	$0.0141

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and the retail class ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AISC-UANN-1210
1.793568.107

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Small Cap
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class is a class of
Fidelity® International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	21.15%	5.89%	17.83%

A From September 18, 2002.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Small Cap Fund - Institutional Class, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period. The initial offering of Institutional Class took place on May 27, 2003. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Colin Stone, Noriko Takahashi and Dale Nicholls, Co-Portfolio Managers of Fidelity AdvisorSM International Small Cap Fund: During the year, the fund's Institutional Class gained 21.15%, topping the 14.31% mark of the MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index. The biggest boost to relative performance came from stock selection in consumer discretionary. Among countries, performance benefited the most from favorable picks in China and Australia as well as a large overweighting and solid picks in Germany. On the negative side, stock selection in industrials significantly dampened the fund's gain. Geographically, stock picking in the United Kingdom and France hampered performance. All three subportfolios solidly beat their respective benchmarks. The Asia-Pacific ex Japan "sub" was boosted by Hong Kong holding Sino Prosper State Gold Resources Holdings, while Australian oil/gas exploration holding AWE detracted. The Europe/Africa/Middle East sub was lifted by Canada's European Goldfields. Connaught - a U.K. provider of housing-related services - curbed results. In the Japanese subportfolio, the top contributor was auto transmission maker Exedy. Conversely, an out-of-benchmark stake in Ibiden, which makes printed circuit boards, hurt.

Note to shareholders: The fund reopened to new accounts on November 10, 2009.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.65%
Actual		$ 1,000.00	$ 1,114.00	$ 8.79
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,112.10	$ 10.11
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,109.90	$ 12.76
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,109.60	$ 12.76
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap	1.36%
Actual		$ 1,000.00	$ 1,115.60	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Institutional Class	1.31%
Actual		$ 1,000.00	$ 1,116.20	$ 6.99
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan 23.4%
United Kingdom 16.7%
Germany 9.5%
France 8.8%
Australia 7.4%
United States of America 4.2%
Cayman Islands 2.7%
Canada 2.2%
Norway 2.0%
Other 23.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 25.6%
United Kingdom 15.7%
Germany 10.7%
France 9.3%
Australia 7.4%
United States of America 3.5%
Netherlands 2.9%
Bermuda 2.4%
Cayman Islands 1.8%
Other 20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	96.1	96.8
Short-Term Investments and Net Other Assets	3.9	3.2
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
European Goldfields Ltd. (Canada, Metals & Mining)	1.3	0.8
IG Group Holdings PLC (United Kingdom, Diversified Financial Services)	1.2	1.0
SeLoger.com (France, Media)	1.1	1.0
Elekta AB (B Shares) (Sweden, Health Care Equipment & Supplies)	1.1	0.9
Ipsos SA (France, Media)	1.0	0.8
Gemalto NV (Netherlands, Computers & Peripherals)	1.0	1.1
Lanxess AG (Germany, Chemicals)	1.0	0.8
Wacker Chemie AG (Germany, Chemicals)	1.0	0.5
Craneware PLC (United Kingdom, Health Care Technology)	0.9	0.7
Pertama Holdings Ltd. (Singapore, Specialty Retail)	0.8	0.0
	10.4
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.2	18.6
Information Technology	16.8	17.0
Industrials	15.1	19.3
Materials	12.8	10.8
Financials	10.5	10.9
Health Care	9.5	9.6
Energy	5.9	5.3
Telecommunication Services	2.1	2.1
Consumer Staples	1.7	1.6
Utilities	0.8	0.9

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 7.4%
Allied Gold Ltd. (a)	12,713,939	$ 5,667,121
Allied Gold Ltd. (United Kingdom) (a)	4,914,800	2,145,732
Ausenco Ltd.	305,858	764,066
Austal Ltd.	1,095,023	2,628,211
Australian Worldwide Exploration Ltd. (a)	922,101	1,359,521
BlueScope Steel Ltd.	214,319	418,865
carsales.com Ltd.	151,787	706,316
Centamin Egypt Ltd. (United Kingdom) (a)	1,924,214	5,333,381
Charter Hall Group unit	2,530,982	1,388,507
Discovery Metals Ltd. (a)	875,240	1,007,479
DUET Group	688,657	1,170,505
Goodman Group unit	6,343,283	3,914,944
Industrea Ltd.	2,671,615	1,203,934
Iress Market Technology Ltd.	142,341	1,220,138
Ironbark Zinc Ltd. (a)	2,305,831	564,727
Kingsgate Consolidated NL (d)	99,427	976,959
Lynas Corp. Ltd. (a)	1,537,632	2,206,790
MAp Group unit	226,044	675,404
Medusa Mining Ltd.	239,743	1,308,194
Mineral Deposits Ltd. (a)	5,620,000	6,391,999
Monto Minerals Ltd. (a)	273,551	2,412
Navitas Ltd.	871,259	3,269,016
Northern Iron Ltd. (a)(d)	423,362	638,710
Panaust Ltd. (a)	2,277,343	1,662,094
Ramsay Health Care Ltd.	179,829	2,757,052
realestate.com.au Ltd.	82,531	871,579
SAI Global Ltd.	1,018,293	4,369,360
SomnoMed Ltd. (a)	331,849	334,849
Spark Infrastructure Group unit (f)	1,461,561	1,603,636
Super Cheap Auto Group Ltd.	296,366	1,936,534
Tiger Resources Ltd. (a)	14,407,421	5,151,694
Wotif.com Holdings Ltd.	255,354	1,170,737
TOTAL AUSTRALIA		64,820,466
Bailiwick of Jersey - 0.2%
Renewable Energy Generation Ltd.	1,777,200	1,409,434
Belgium - 0.3%
EVS Broadcast Equipment SA	7,700	483,209
Hansen Transmissions International NV (a)	2,639,400	1,889,813
TOTAL BELGIUM		2,373,022
Common Stocks - continued
	Shares	Value
Bermuda - 1.9%
Asia Satellite Telecommunications Holdings Ltd.	271,000	$ 489,469
Asian Citrus Holdings Ltd.	615,000	708,524
Biosensors International Group Ltd. (a)	1,769,000	1,530,773
China Animal Healthcare Ltd.	4,707,000	1,236,483
China LotSynergy Holdings Ltd. (a)	7,324,000	283,464
China Water Affairs Group Ltd.	1,134,000	434,508
Luk Fook Holdings International Ltd.	1,162,000	2,851,313
Man Wah Holdings Ltd.	260,000	364,948
Mingyuan Medicare Development Co. Ltd.	2,870,000	399,884
Noble Group Ltd.	315,272	453,068
Oakley Capital Investments Ltd. (a)	1,285,000	2,655,804
Sihuan Pharmaceutical Holdings Group Ltd.	42,000	30,506
Texwinca Holdings Ltd.	1,402,000	1,530,194
Vtech Holdings Ltd.	349,700	3,638,549
TOTAL BERMUDA		16,607,487
British Virgin Islands - 0.7%
Albidon Ltd. CDI (a)	1,469,000	208,670
Kalahari Energy (a)(h)	1,451,000	15
Playtech Ltd.	845,876	6,067,999
TOTAL BRITISH VIRGIN ISLANDS		6,276,684
Canada - 2.2%
AirSea Lines (a)(h)	1,893,338	26
AirSea Lines warrants 8/4/11 (a)(h)	1,862,300	26
Banro Corp. (a)	637,400	1,874,890
Equinox Minerals Ltd. unit (a)(d)	306,097	1,673,263
European Goldfields Ltd. (a)	854,800	11,549,303
Platmin Ltd. (a)	3,649,900	3,888,712
Rock Well Petroleum, Inc. (a)(h)	770,400	8
Starfield Resources, Inc. (a)	4,328,075	233,399
TOTAL CANADA		19,219,627
Cayman Islands - 2.7%
AirMedia Group, Inc. ADR (a)	28,300	195,553
China Automation Group Ltd.	405,000	316,633
China Dongxiang Group Co. Ltd.	657,000	367,861
China Forestry Holdings Co. Ltd.	814,000	386,456
China Haidian Holdings Ltd.	2,154,000	358,479
China High Precision Automation Group Ltd.	712,000	453,769
China Lilang Ltd.	340,000	531,630
China Metal International Holdings, Inc.	1,036,000	264,639
China Real Estate Information Corp. ADR (d)	65,100	645,141
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
CNinsure, Inc. ADR (d)	31,900	$ 819,830
Ctrip.com International Ltd. sponsored ADR (a)	39,300	2,046,351
Daphne International Holdings Ltd.	1,392,000	1,555,197
EVA Precision Industrial Holdings Ltd.	5,562,000	4,613,922
Fook Woo Group Holdings Ltd.	1,099,000	388,487
Global Dairy Holdings Ltd.	197,000	97,849
Global Education & Technology Group Ltd. ADR (a)	3,300	32,769
Hengdeli Holdings Ltd.	1,124,000	623,538
Kingdee International Software Group Co. Ltd.	1,406,000	741,886
Little Sheep Group Ltd.	614,000	400,026
Maoye International Holdings Ltd.	938,000	404,183
Marwyn Value Investors II Ltd. (a)	1,846,800	2,515,023
Neo-Neon Holdings Ltd.	804,000	489,583
Orchid Developments Group Ltd. (a)	1,211,000	523,855
PCD Stores Group Ltd.	1,046,000	337,365
Perfect World Co. Ltd. sponsored ADR Class B (a)	28,400	920,160
Sino-Life Group Ltd. (a)	2,608,000	306,180
TAL Education Group ADR (a)	6,600	117,480
TPK Holdings Co.	2,000	33,001
VST Holdings Ltd. (a)	1,582,000	404,110
Xingda International Holdings Ltd.	1,656,000	1,728,372
Yip's Chemical Holdings Ltd.	592,000	704,175
TOTAL CAYMAN ISLANDS		23,323,503
China - 1.5%
51job, Inc. sponsored ADR (a)	12,800	577,024
AMVIG Holdings Ltd.	764,000	620,958
Baidu.com, Inc. sponsored ADR (a)	9,200	1,012,092
China Metal Recycling (Holdings) Ltd.	333,600	371,420
Dalian Port (PDA) Co. Ltd. (H Shares)	1,786,000	771,888
Digital China Holdings Ltd. (H Shares)	239,000	431,672
Focus Media Holding Ltd. ADR (a)(d)	15,300	378,675
Global Bio-Chem Technology Group Co. Ltd. (a)	2,672,800	434,475
Harbin Power Equipment Co. Ltd. (H Shares)	492,000	662,665
Minth Group Ltd.	596,000	1,114,917
People's Food Holdings Ltd.	992,000	536,506
Royale Furniture Holdings Ltd.	1,854,000	676,900
Sino Prosper State Gold Resources Holdings, Ltd. (a)	74,820,000	3,764,528
Weiqiao Textile Co. Ltd. (H Shares)	2,055,500	1,620,268
Zhaojin Mining Industry Co. Ltd. (H Shares)	58,500	181,887
TOTAL CHINA		13,155,875
Common Stocks - continued
	Shares	Value
Cyprus - 0.8%
Buried Hill Energy (Cyprus) PCL (a)(h)	1,947,000	$ 4,867,500
Mirland Development Corp. PLC (a)	781,900	2,242,371
TOTAL CYPRUS		7,109,871
Denmark - 0.9%
DSV de Sammensluttede Vognmaend AS	250,000	5,122,129
Pandora A/S	52,300	2,537,366
William Demant Holding AS (a)	200	14,991
TOTAL DENMARK		7,674,486
France - 8.8%
Altamir Amboise (a)	544,400	4,264,755
ALTEN	114,000	3,806,214
Audika SA	113,113	2,762,214
Compagnie Generale de Geophysique SA (a)	188,400	4,399,670
Delachaux SA	80,541	6,569,472
Devoteam SA	38,800	1,071,667
Faiveley Transport	50,672	4,283,334
Iliad Group SA	46,742	5,261,668
Ipsos SA	184,600	8,875,855
Laurent-Perrier Group	20,860	2,350,787
LeGuide.com SA (a)	85,800	3,261,637
Maisons France Confort (d)	89,444	3,895,500
Meetic	187,600	5,599,223
Sartorius Stedim Biotech	53,700	2,464,294
SeLoger.com	198,800	9,985,991
Sopra Group SA	37,800	3,146,867
SR Teleperformance SA	131,700	4,152,535
Trigano SA (a)	22,591	581,534
TOTAL FRANCE		76,733,217
Germany - 9.3%
CENTROTEC Sustainable AG (a)	131,581	3,097,855
CTS Eventim AG	111,908	6,315,776
Delticom AG	70,400	5,612,998
Drillisch AG	679,100	5,802,838
ElringKlinger AG	184,000	6,130,562
Freenet AG	164,700	2,086,839
GFK AG	142,601	6,020,128
HeidelbergCement AG	119,666	6,258,250
KROMI Logistik AG	118,100	1,331,075
Lanxess AG	121,885	8,479,844
Rational AG (d)	15,920	3,557,593
Common Stocks - continued
	Shares	Value
Germany - continued
SMA Solar Technology AG (d)	31,200	$ 3,681,443
STRATEC Biomedical Systems AG	77,910	2,931,891
Tom Tailor Holding AG	204,300	4,335,167
United Internet AG	390,613	6,997,800
Wacker Chemie AG	40,000	8,251,299
TOTAL GERMANY		80,891,358
Greece - 0.2%
Babis Vovos International Technical SA (a)	149,200	506,555
Jumbo SA	161,000	1,238,850
TOTAL GREECE		1,745,405
Hong Kong - 1.0%
Dah Sing Financial Holdings Ltd.	102,400	710,740
GZI Transport Ltd.	950,000	495,146
I.T Ltd.	2,064,000	1,741,469
Magnificent Estates Ltd.	18,070,000	582,809
REXCAPITAL Financial Holdings Ltd.	4,600,000	427,286
Singamas Container Holdings Ltd. (a)	3,966,000	895,404
Techtronic Industries Co. Ltd.	3,251,000	3,292,417
Tian An China Investments Co. Ltd.	669,000	516,989
TOTAL HONG KONG		8,662,260
Iceland - 0.7%
Ossur hf (a)	3,457,100	6,515,406
India - 0.2%
Educomp Solutions Ltd.	24,874	308,898
Geodesic Ltd.	256,340	676,055
Grasim Industries Ltd.	6,876	361,522
Indian Overseas Bank	110,621	398,810
The Jammu & Kashmir Bank Ltd.	14,265	293,008
TOTAL INDIA		2,038,293
Indonesia - 0.4%
AKR Corporindo Tbk PT	5,225,000	882,768
PT Ciputra Development Tbk (a)	12,376,500	581,608
PT Lippo Karawaci Tbk	9,290,500	644,487
PT Mayora Indah Tbk	372,500	502,223
PT Mitra Adiperkasa Tbk	1,436,000	409,711
PT Tower Bersama Infrastructure Tbk	402,500	114,839
TOTAL INDONESIA		3,135,636
Common Stocks - continued
	Shares	Value
Ireland - 0.9%
James Hardie Industries NV unit (a)	132,009	$ 697,049
Kenmare Resources PLC (a)	14,887,700	4,627,352
Petroceltic International PLC (a)	11,142,200	2,008,291
Petroneft Resources PLC (a)	952,400	715,617
Vimio PLC (a)	867,300	14
TOTAL IRELAND		8,048,323
Isle of Man - 1.5%
Exillon Energy PLC	1,511,200	6,343,463
IBS Group Holding Ltd. GDR (Reg. S) (a)	317,700	7,028,812
TOTAL ISLE OF MAN		13,372,275
Italy - 0.8%
Seldovia Native Association, Inc. (SNAI) (a)	209,590	831,157
Tod's SpA	60,255	5,841,260
TOTAL ITALY		6,672,417
Japan - 23.4%
ABC-Mart, Inc.	50,700	1,724,443
Air Water, Inc.	190,000	2,217,099
Aozora Bank Ltd.	1,390,000	2,331,925
AQ Interactive, Inc. (d)	705	876,979
ARCS Co. Ltd.	133,600	1,731,637
Arnest One Corp.	44,100	466,374
Asahi Co. Ltd.	58,000	857,711
Asahi Intecc Co. Ltd.	262,100	4,390,590
ASKUL Corp.	96,000	1,994,681
Bank of Kyoto Ltd.	231,000	2,066,857
Cellseed, Inc. (d)	11,700	104,976
Central Glass Co. Ltd.	248,000	1,069,417
Chiba Bank Ltd.	325,000	2,006,499
Chiyoda Corp.	318,000	2,634,174
Cosmos Pharmaceutical Corp.	27,200	856,190
Create SD Holdings Co. Ltd.	48,200	1,051,212
Credit Saison Co. Ltd.	173,200	2,456,617
Culture Convenience Club Co. Ltd. (d)	175,100	778,996
CyberAgent, Inc. (d)	2,722	4,522,572
Dai-ichi Seiko Co. Ltd. (d)	56,700	2,783,211
Daihen Corp.	456,000	2,057,015
Digital Garage, Inc.	994	1,731,811
Don Quijote Co. Ltd.	77,900	2,128,770
Ebara Corp. (a)	559,000	2,393,964
EPS Co. Ltd. (d)	742	1,825,724
Common Stocks - continued
	Shares	Value
Japan - continued
Exedy Corp.	147,000	$ 4,599,801
Ferrotec Corp.	145,900	1,620,910
FreeBit Co., Ltd. (d)	358	742,960
Fuji Oil Co. Ltd.	191,400	2,751,955
Furuya Metal Co. Ltd.	33,400	2,108,512
Glory Ltd.	25,900	571,300
GREE, Inc. (d)	212,000	2,676,674
Hoshizaki Electric Co. Ltd.	62,400	1,229,855
Ibiden Co. Ltd.	97,300	2,396,528
Isetan Mitsukoshi Holdings Ltd.	170,800	1,884,573
Japan Steel Works Ltd.	110,000	1,049,519
JP-Holdings, Inc.	91,600	1,871,386
JTEKT Corp.	159,200	1,595,028
Kandenko Co. Ltd.	243,000	1,416,267
Kenedix Realty Investment Corp.	573	2,275,053
Kimoto Co. Ltd.	228,600	1,693,123
KOMERI Co. Ltd.	66,600	1,385,465
Kuraray Co. Ltd.	283,500	4,060,360
Maeda Corp.	319,000	864,198
Makino Milling Machine Co. Ltd. (a)	302,000	2,079,135
Marui Group Co. Ltd.	175,800	1,381,481
Maruwa Ceramic Co. Ltd.	77,000	1,863,999
McDonald's Holdings Co. (Japan) Ltd.	122,500	3,110,072
Meiko Electronics Co. Ltd.	96,300	1,793,882
Message Co. Ltd.	1,629	4,149,932
Micronics Japan Co. Ltd.	60,500	488,691
Minebea Ltd.	381,000	2,092,244
Mitsubishi UFJ Lease & Finance Co. Ltd.	96,270	3,220,565
Mitsumi Electric Co. Ltd.	104,800	1,781,933
mixi, Inc. (d)	355	2,064,620
Nabtesco Corp.	238,200	4,218,156
Nichi-iko Pharmaceutical Co. Ltd.	32,900	1,160,311
Nichicon Corp.	89,200	995,422
Nihon M&A Center, Inc. (d)	426	1,540,524
Nippon Ceramic Co. Ltd.	27,700	468,150
Nippon Denko Co. Ltd.	109,000	808,662
Nippon Shinyaku Co. Ltd.	208,000	2,946,688
Nomura Real Estate Holdings, Inc.	77,500	1,189,418
Nomura Real Estate Residential Fund, Inc.	400	1,946,067
NTT Urban Development Co.	1,081	991,398
Osaka Securities Exchange Co. Ltd.	154	775,071
OSAKA Titanium technologies Co. Ltd. (d)	48,800	2,286,268
Common Stocks - continued
	Shares	Value
Japan - continued
Otsuka Corp.	54,900	$ 3,486,256
Pigeon Corp.	45,900	1,366,676
Rensas Electronics Corp. (a)(d)	312,700	2,350,982
Riso Kagaku Corp.	147,700	2,011,671
Rohto Pharmaceutical Co. Ltd.	196,000	2,428,383
Sanken Electric Co. Ltd. (a)	138,000	493,898
Sankyu, Inc.	264,000	1,108,885
Santen Pharmaceutical Co. Ltd.	78,600	2,713,443
Sawada Holdings Co. Ltd. (a)	214,800	1,321,312
Sekisui Chemical Co. Ltd.	303,000	1,927,874
Shimadzu Corp.	426,000	3,202,808
Shimamura Co. Ltd.	29,400	2,820,529
Shin-Kobe Electric Machinery Co. Ltd. (d)	244,000	2,498,521
Shindengen Electric Co. Ltd. (a)	155,000	624,083
Shizuoka Gas Co. Ltd.	88,000	516,168
SHO-BOND Holdings Co. Ltd.	132,500	2,835,404
Simplex Holdings, Inc.	1,189	542,268
So-net M3, Inc. (d)	227	1,038,101
Sony Financial Holdings, Inc.	843	2,933,267
SRI Sports Ltd.	1,276	1,389,059
Start Today Co. Ltd.	435	1,353,057
Stella Chemifa Corp.	9,500	409,656
Sumitomo Osaka Cement Co. Ltd.	789,000	1,529,060
Sumitomo Trust & Banking Co. Ltd.	577,000	3,150,307
Sysmex Corp.	20,300	1,392,519
SystemPro Co. Ltd. (d)	1,445	1,136,678
Taisho Pharmaceutical Co. Ltd.	75,000	1,576,985
Takata Corp.	92,600	2,273,861
Takeei Corp.	67,900	658,158
The Suruga Bank Ltd.	221,000	1,993,861
Toho Co. Ltd.	109,300	1,689,347
Tokyu Livable, Inc.	271,300	3,128,699
Toto Ltd. (d)	474,000	3,149,173
Towa Corp. (a)	297,200	1,968,530
Toyo Tanso Co. Ltd. (d)	42,500	2,437,399
Toyota Boshoku Corp.	37,100	628,860
Ulvac, Inc.	96,100	1,938,242
Yamatake Corp.	165,800	4,036,314
Yamato Kogyo Co. Ltd.	80,000	2,051,945
Yokohama Rubber Co. Ltd.	367,000	1,834,507
TOTAL JAPAN		203,152,346
Common Stocks - continued
	Shares	Value
Korea (South) - 0.8%
Daou Technology, Inc.	197,150	$ 1,577,901
Hyosung Corp.	6,493	721,765
Interpark Corp. (a)	75,279	298,572
KC Tech Co. Ltd.	126,140	682,020
Lock & Lock Co. Ltd.	19,170	634,170
MNTECH Co. Ltd.	76,840	755,075
Power Logics Co. Ltd. (a)	57,033	442,266
Sodiff Advanced Materials Co. Ltd.	3,940	358,787
The Basic House Co. Ltd. (a)	66,650	1,345,447
TK Corp. (a)	17,649	407,285
TOTAL KOREA (SOUTH)		7,223,288
Luxembourg - 0.3%
GlobeOp Financial Services SA	594,385	2,906,877
Malaysia - 0.3%
JobStreet Corp. Bhd	1,223,100	1,045,788
Lion Industries Corp. Bhd	808,200	514,380
Masterskill Education Group Bhd	478,400	444,415
Top Glove Corp. Bhd	222,000	392,478
TOTAL MALAYSIA		2,397,061
Netherlands - 1.8%
Gemalto NV	190,440	8,670,399
SMARTRAC NV (a)	104,600	2,899,270
Wavin NV (a)	273,912	3,778,571
TOTAL NETHERLANDS		15,348,240
Norway - 2.0%
Aker Solutions ASA	339,300	5,165,388
Renewable Energy Corp. ASA (a)(d)	1,111,942	3,870,628
Schibsted ASA (B Shares)	221,000	6,072,568
Sevan Marine ASA (a)	2,000,000	2,694,861
TOTAL NORWAY		17,803,445
Philippines - 0.1%
Alliance Global Group, Inc.	2,595,000	685,951
Singapore - 1.8%
CSE Global Ltd.	1,069,000	875,485
Goodpack Ltd.	1,569,000	2,472,966
Hyflux Ltd.	398,000	968,632
Mapletree Industrial (REIT) (a)	207,000	171,127
Oceanus Group Ltd. (a)	2,071,000	512,030
Common Stocks - continued
	Shares	Value
Singapore - continued
Pertama Holdings Ltd. (e)	21,312,000	$ 7,080,399
Petra Foods Ltd.	279,000	344,897
Raffles Medical Group Ltd.	431,000	725,937
Straits Asia Resources Ltd.	739,000	1,307,510
Yanlord Land Group Ltd.	608,000	807,973
TOTAL SINGAPORE		15,266,956
South Africa - 0.6%
Blue Label Telecoms Ltd.	4,787,200	4,920,427
Spain - 0.3%
Obrascon Huarte Lain SA	73,400	2,401,133
Sweden - 1.5%
Elekta AB (B Shares)	252,800	9,564,751
Modern Times Group MTG AB (B Shares)	44,100	3,162,163
XCounter AB (a)	1,108,000	48,818
TOTAL SWEDEN		12,775,732
Switzerland - 1.9%
Bank Sarasin & Co. Ltd. Series B (Reg.)	18,166	664,373
Basilea Pharmaceutica AG (a)	9,770	684,848
Lonza Group AG	58,029	5,078,680
Panalpina Welttransport Holding AG (a)	42,760	5,338,756
VZ Holding AG	42,690	4,532,031
TOTAL SWITZERLAND		16,298,688
United Kingdom - 16.7%
Abcam PLC	196,100	5,403,924
Ashmore Group PLC	1,109,700	6,804,046
Asset Realisation Co. PLC (a)	340,000	5
Aurelian Oil & Gas PLC (a)	3,923,800	3,834,775
Avanti Communications Group PLC (a)	403,000	3,796,519
Aveva Group PLC	188,500	4,499,879
Blinkx PLC (a)(d)	1,303,000	1,826,651
Bond International Software PLC	617,066	598,123
Borders & Southern Petroleum PLC (a)	698,500	783,371
Cadogan Petroleum PLC (a)	1,406,300	439,355
Central Asia Metals PLC (a)	1,464,000	2,023,035
Centurion Electronics PLC (a)(e)	748,299	12
Ceres Power Holdings PLC (a)(d)	406,200	532,024
China Goldmines PLC (a)	669,353	257,377
Connaught PLC	429,800	7
Conygar Investment Co. PLC (a)	2,333,700	3,916,537
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Cove Energy PLC (a)	2,629,300	$ 3,190,994
Craneware PLC	877,400	8,244,585
DTZ Holdings PLC (a)	1,804,400	1,315,368
EMIS Group PLC	382,345	2,603,440
European Nickel PLC (a)	2,276,950	1,386,246
Faroe Petroleum PLC (a)	458,447	1,432,277
GoIndustry-DoveBid PLC (a)	22,589	32,029
Hays PLC	2,007,843	3,554,637
Icap PLC	514,900	3,763,408
Ideal Shopping Direct PLC	234,592	719,756
IG Group Holdings PLC	1,264,300	10,705,287
Inchcape PLC (a)	778,720	4,350,473
Jubilee Platinum PLC (a)	2,729,847	1,366,758
Keronite PLC (a)(h)	13,620,267	218
Melrose Resources PLC	266,200	1,385,247
Moneysupermarket.com Group PLC	1,822,600	2,441,186
Monitise PLC (a)	4,154,500	1,397,788
Mothercare PLC	501,800	4,224,804
NCC Group Ltd.	228,315	1,755,815
Northgate PLC (a)	493,500	1,937,120
Ocado Group PLC (a)(d)	1,125,700	2,519,546
Pureprofile Media PLC (a)(h)	1,108,572	444,025
Redhall Group PLC	519,600	1,057,246
Regenersis PLC (a)	1,367,300	1,106,263
Rockhopper Exploration PLC (a)(i)	654,100	3,337,773
Royalblue Group PLC	197,842	5,071,561
SDL PLC (a)	691,862	6,661,885
Serco Group PLC	447,430	4,401,459
SIG PLC (a)	1,479,300	2,690,019
Silverdell PLC (a)	4,958,000	615,618
Sinclair Pharma PLC (a)	4,246,949	1,837,147
Sphere Medical Holding PLC (a)(h)	555,599	1,513,260
SR Pharma PLC (a)	5,388,700	837,450
Sthree PLC	541,709	2,542,944
Synergy Health PLC	274,953	3,464,658
Ted Baker PLC	293,100	2,887,980
TMO Biotec (a)(h)	1,000,000	400,538
Travis Perkins PLC	248,700	3,301,197
Valiant Petroleum PLC (a)	156,200	1,485,268
Wellstream Holdings PLC	434,600	5,152,578
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Xchanging PLC	1,521,100	$ 3,165,702
Zenergy Power PLC (a)	855,520	387,215
TOTAL UNITED KINGDOM		145,404,408
United States of America - 0.5%
CTC Media, Inc.	183,400	4,328,240
Mudalla Technology, Inc. (a)	996,527	16
XL TechGroup, Inc. (a)	1,329,250	21
TOTAL UNITED STATES OF AMERICA		4,328,277
TOTAL COMMON STOCKS (Cost $718,968,030)		820,697,874
Investment Companies - 0.0%

Bailiwick of Guernsey - 0.0%
Brookwell Ltd. Class A (Cost $621,868)	213,047	110,933
Government Obligations - 0.2%
Principal Amount (j)
Germany - 0.2%
German Federal Republic 0.2535% to 0.6185% 11/24/10 to 2/9/11 (g) (Cost $1,499,792)	EUR	1,100,000	1,529,062
Money Market Funds - 8.4%
	Shares
Fidelity Cash Central Fund, 0.23% (b)	46,383,073	46,383,073
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	26,860,023	26,860,023
TOTAL MONEY MARKET FUNDS (Cost $73,243,096)		73,243,096
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $794,332,786)		895,580,965
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(26,101,299)
NET ASSETS - 100%		$ 869,479,666
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
366 Dow Jones Euro Stoxx 50 Index Contracts (Germany)	Dec. 2010	$ 14,458,195	$ 53,183

The face value of futures purchased as a percentage of net assets is 1.7%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,603,636 or 0.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $236,310.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,225,615 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 931,150
AirSea Lines warrants 8/4/11	8/4/06	$ 2
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 817,216
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 640,000
Rock Well Petroleum, Inc.	4/13/06	$ 1,155,600
Sphere Medical Holding PLC	8/27/08 - 3/16/10	$ 944,518
TMO Biotec	10/27/05	$ 300,000
(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,101
Fidelity Securities Lending Cash Central Fund	829,746
Total	$ 879,847
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Brookwell Ltd. Class A	$ 1,078,606	$ -	$ 724,601	$ -	$ -
Centurion Electronics PLC	12	-	-	-	12
Pertama Holdings Ltd.	-	5,470,243	107,724	659,049	7,080,399
Total	$ 1,078,618	$ 5,470,243	$ 832,325	$ 659,049	$ 7,080,411
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 203,152,346	$ 168,463,560	$ 34,688,786	$ -
United Kingdom	145,404,408	142,756,937	32,029	2,615,442
Germany	80,891,358	80,891,358	-	-
France	76,733,217	72,333,547	4,399,670	-
Australia	64,820,466	64,820,466	-	-
Cayman Islands	23,323,503	22,799,648	-	523,855
Canada	19,219,627	19,219,567	-	60
Norway	17,803,445	17,803,445	-	-
Bermuda	16,607,487	16,607,487	-	-
Sweden	12,775,732	12,726,914	-	48,818
Ireland	8,048,323	8,048,309	-	14
Cyprus	7,109,871	2,242,371	-	4,867,500
British Virgin Islands	6,276,684	6,276,669	-	15
United States of America	4,328,277	4,328,240	-	37
Other	134,203,130	133,841,608	361,522	-
Investment Companies	110,933	-	-	110,933
Government Obligations	1,529,062	-	1,529,062	-
Money Market Funds	73,243,096	73,243,096	-	-
Total Investments in Securities:	$ 895,580,965	$ 846,403,222	$ 41,011,069	$ 8,166,674
Derivative Instruments:
Assets
Futures Contracts	$ 53,183	$ 53,183	$ -	$ -
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,316,240
Total Realized Gain (Loss)	(8,917,345)
Total Unrealized Gain (Loss)	4,243,114
Cost of Purchases	1,804,796
Proceeds of Sales	(1,263,414)
Amortization/Accretion	-
Transfers in to Level 3	5,146,203
Transfers out of Level 3	(1,162,920)
Ending Balance	$ 8,166,674
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ 777,510

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 53,183	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $78,127,356 all of which will expire on October 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $25,207,989) - See accompanying schedule: Unaffiliated issuers (cost $715,388,858)	$ 815,257,458
Fidelity Central Funds (cost $73,243,096)	73,243,096
Other affiliated issuers (cost $5,700,832)	7,080,411
Total Investments (cost $794,332,786)		$ 895,580,965
Cash		2
Foreign currency held at value (cost $70,040)		70,287
Receivable for investments sold		2,674,189
Receivable for fund shares sold		2,467,902
Dividends receivable		2,081,418
Distributions receivable from Fidelity Central Funds		90,243
Receivable for daily variation on futures contracts		5,554
Other receivables		142,637
Total assets		903,113,197

Liabilities
Payable for investments purchased
Regular delivery	$ 1,182,254
Delayed delivery	1,689,050
Payable for fund shares redeemed	2,886,835
Accrued management fee	652,945
Distribution and service plan fees payable	24,970
Other affiliated payables	211,160
Other payables and accrued expenses	126,294
Collateral on securities loaned, at value	26,860,023
Total liabilities		33,633,531

Net Assets		$ 869,479,666
Net Assets consist of:
Paid in capital		$ 851,358,414
Undistributed net investment income		2,441,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(85,653,683)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		101,333,834
Net Assets		$ 869,479,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,720,315 ÷ 965,882 shares)	$ 20.42

Maximum offering price per share (100/94.25 of $20.42)	$ 21.67
Class T: Net Asset Value and redemption price per share ($16,092,042 ÷ 795,270 shares)	$ 20.23

Maximum offering price per share (100/96.50 of $20.23)	$ 20.96
Class B: Net Asset Value and offering price per share ($3,457,061 ÷ 174,710 shares)A	$ 19.79

Class C: Net Asset Value and offering price per share ($13,501,307 ÷ 680,118 shares)A	$ 19.85

International Small Cap: Net Asset Value, offering price and redemption price per share ($808,478,028 ÷ 39,124,218 shares)	$ 20.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,230,913 ÷ 398,399 shares)	$ 20.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010
Investment Income
Dividends (including $659,049 earned from other affiliated issuers)		$ 13,399,968
Interest		2,449
Income from Fidelity Central Funds (including $829,746 from security lending)		879,847
Income before foreign taxes withheld		14,282,264
Less foreign taxes withheld		(840,519)
Total income		13,441,745

Expenses
Management fee Basic fee	$ 6,469,279
Performance adjustment	1,311,370
Transfer agent fees	2,167,890
Distribution and service plan fees	254,737
Accounting and security lending fees	371,480
Custodian fees and expenses	294,480
Independent trustees' compensation	4,208
Registration fees	88,212
Audit	141,668
Legal	3,656
Miscellaneous	10,051
Total expenses before reductions	11,117,031
Expense reductions	(199,347)	10,917,684
Net investment income (loss)		2,524,061
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $39,190)	48,923,650
Other affiliated issuers	(1,945,619)
Foreign currency transactions	7,621
Futures contracts	(1,268,507)
Capital gain distributions from Fidelity Central Funds	1,843
Total net realized gain (loss)		45,718,988
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $17,326)	97,289,267
Assets and liabilities in foreign currencies	34,009
Futures contracts	53,183
Total change in net unrealized appreciation (depreciation)		97,376,459
Net gain (loss)		143,095,447
Net increase (decrease) in net assets resulting from operations		$ 145,619,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,524,061	$ 3,237,964
Net realized gain (loss)	45,718,988	(79,176,066)
Change in net unrealized appreciation (depreciation)	97,376,459	297,287,070
Net increase (decrease) in net assets resulting from operations	145,619,508	221,348,968
Distributions to shareholders from net investment income	(3,368,409)	-
Distributions to shareholders from net realized gain	(14,323,742)	-
Total distributions	(17,692,151)	-
Share transactions - net increase (decrease)	26,936,768	(81,370,441)
Redemption fees	118,859	67,796
Total increase (decrease) in net assets	154,982,984	140,046,323

Net Assets
Beginning of period	714,496,682	574,450,359
End of period (including undistributed net investment income of $2,441,101 and undistributed net investment income of $3,237,964, respectively)	$ 869,479,666	$ 714,496,682

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 11.91	$ 31.14	$ 28.79	$ 26.69
Income from Investment Operations
Net investment income (loss) C	.03	.06	- H	.03	(.02)
Net realized and unrealized gain (loss)	3.51	5.31	(14.03)	7.97	5.05
Total from investment operations	3.54	5.37	(14.03)	8.00	5.03
Distributions from net investment income	(.06)	-	(.03)	-	(.05)
Distributions from net realized gain	(.34)	-	(5.18)	(5.65)	(2.89)
Total distributions	(.40)	-	(5.20) I	(5.65)	(2.94)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 20.42	$ 17.28	$ 11.91	$ 31.14	$ 28.79
Total Return A,B	20.85%	45.09%	(53.35)%	33.43%	20.22%
Ratios to Average Net Assets D,G
Expenses before reductions	1.71%	1.75%	1.82%	1.53%	1.64%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.53%	1.64%
Expenses net of all reductions	1.63%	1.62%	1.60%	1.49%	1.58%
Net investment income (loss)	.16%	.41%	-% F	.10%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,720	$ 17,590	$ 13,561	$ 38,585	$ 36,701
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.14	$ 11.84	$ 30.96	$ 28.64	$ 26.57
Income from Investment Operations
Net investment income (loss) C	(.02)	.02	(.05)	(.04)	(.09)
Net realized and unrealized gain (loss)	3.47	5.28	(13.95)	7.93	5.03
Total from investment operations	3.45	5.30	(14.00)	7.89	4.94
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	(.34)	-	(5.12)	(5.57)	(2.88)
Total distributions	(.36)	-	(5.12)	(5.57)	(2.88)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.23	$ 17.14	$ 11.84	$ 30.96	$ 28.64
Total Return A,B	20.46%	44.76%	(53.46)%	33.07%	19.93%
Ratios to Average Net Assets D,F
Expenses before reductions	1.97%	2.00%	2.07%	1.77%	1.89%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.77%	1.89%
Expenses net of all reductions	1.88%	1.86%	1.86%	1.73%	1.83%
Net investment income (loss)	(.09)%	.16%	(.25)%	(.14)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,092	$ 15,760	$ 13,493	$ 40,823	$ 41,982
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.78	$ 11.65	$ 30.49	$ 28.26	$ 26.24
Income from Investment Operations
Net investment income (loss)C	(.10)	(.04)	(.16)	(.18)	(.24)
Net realized and unrealized gain (loss)	3.39	5.17	(13.73)	7.82	4.98
Total from investment operations	3.29	5.13	(13.89)	7.64	4.74
Distributions from net realized gain	(.28)	-	(4.95)	(5.41)	(2.73)
Redemption fees added to paid in capitalC	- G	- G	- G	- G	.01
Net asset value, end of period	$ 19.79	$ 16.78	$ 11.65	$ 30.49	$ 28.26
Total Return A,B	19.90%	44.03%	(53.68)%	32.38%	19.28%
Ratios to Average Net Assets D,F
Expenses before reductions	2.47%	2.49%	2.58%	2.30%	2.48%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.30%	2.40%
Expenses net of all reductions	2.38%	2.36%	2.36%	2.26%	2.34%
Net investment income (loss)	(.59)%	(.33)%	(.75)%	(.66)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,457	$ 3,601	$ 3,230	$ 10,704	$ 11,354
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 11.70	$ 30.62	$ 28.33	$ 26.31
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04)	(.16)	(.17)	(.23)
Net realized and unrealized gain (loss)	3.40	5.19	(13.78)	7.85	4.99
Total from investment operations	3.30	5.15	(13.94)	7.68	4.76
Distributions from net realized gain	(.30)	-	(4.98)	(5.39)	(2.75)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 19.85	$ 16.85	$ 11.70	$ 30.62	$ 28.33
Total Return A,B	19.86%	44.02%	(53.67)%	32.39%	19.34%
Ratios to Average Net Assets D,F
Expenses before reductions	2.42%	2.49%	2.57%	2.26%	2.38%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.26%	2.38%
Expenses net of all reductions	2.37%	2.36%	2.36%	2.22%	2.32%
Net investment income (loss)	(.59)%	(.33)%	(.76)%	(.62)%	(.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,501	$ 5,814	$ 5,658	$ 20,094	$ 21,335
Portfolio turnover rate E	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.48	$ 12.03	$ 31.44	$ 29.03	$ 26.89
Income from Investment Operations
Net investment income (loss) B	.07	.08	.03	.12	.08
Net realized and unrealized gain (loss)	3.53	5.37	(14.14)	8.03	5.08
Total from investment operations	3.60	5.45	(14.11)	8.15	5.16
Distributions from net investment income	(.08)	-	(.12)	(.07)	(.14)
Distributions from net realized gain	(.34)	-	(5.18)	(5.67)	(2.89)
Total distributions	(.42)	-	(5.30)	(5.74)	(3.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 20.66	$ 17.48	$ 12.03	$ 31.44	$ 29.03
Total Return A	21.02%	45.30%	(53.25)%	33.82%	20.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.44%	1.48%	1.49%	1.19%	1.28%
Expenses net of fee waivers, if any	1.44%	1.48%	1.49%	1.19%	1.28%
Expenses net of all reductions	1.42%	1.44%	1.44%	1.15%	1.22%
Net investment income (loss)	.37%	.58%	.16%	.45%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 808,478	$ 669,035	$ 536,291	$ 1,663,761	$ 1,816,059
Portfolio turnover rate D	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.47	$ 12.01	$ 31.38	$ 28.99	$ 26.86
Income from Investment Operations
Net investment income (loss) B	.09	.09	.05	.12	.08
Net realized and unrealized gain (loss)	3.53	5.37	(14.12)	8.02	5.07
Total from investment operations	3.62	5.46	(14.07)	8.14	5.15
Distributions from net investment income	(.09)	-	(.12)	(.07)	(.14)
Distributions from net realized gain	(.34)	-	(5.18)	(5.68)	(2.89)
Total distributions	(.43)	-	(5.30)	(5.75)	(3.03)
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 20.66	$ 17.47	$ 12.01	$ 31.38	$ 28.99
Total Return A	21.15%	45.46%	(53.22)%	33.84%	20.65%
Ratios to Average Net Assets C,E
Expenses before reductions	1.34%	1.45%	1.49%	1.18%	1.29%
Expenses net of fee waivers, if any	1.34%	1.40%	1.40%	1.18%	1.29%
Expenses net of all reductions	1.31%	1.37%	1.35%	1.14%	1.23%
Net investment income (loss)	.47%	.66%	.25%	.45%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,231	$ 2,696	$ 2,217	$ 7,774	$ 9,050
Portfolio turnover rate D	66%	81%	113%	70%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, certain foreign taxes, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 176,930,918
Gross unrealized depreciation	(111,385,171)
Net unrealized appreciation (depreciation)	$ 65,545,747

Tax Cost	$ 830,035,218

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,617,208
Capital loss carryforward	$ (78,127,356)
Net unrealized appreciation (depreciation)	$ 65,646,142

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 17,692,151	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts (a)	$ (1,268,507)	$ 53,183

(a) A summary of the value of derivatives by risk exposure as of period end, if any, is included at the end of the Schedule of Investments and is representative of activity for the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Futures Contracts - continued

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $476,133,271 and $487,415,757, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was 1.03% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 46,378	$ 908
Class T	.25%	.25%	77,108	-
Class B	.75%	.25%	33,825	25,398
Class C	.75%	.25%	97,426	5,162
			$ 254,737	$ 31,468

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,297
Class T	1,916
Class B*	3,454
Class C*	33
$ 10,700

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,208.31
Class T	48,466.31
Class B	10,550.31
Class C	27,486.28
International Small Cap	2,013,385.29
Institutional Class	10,795.22
	$ 2,167,890

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,930 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $280,736. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $792 from securities loaned to FCM.

10. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.65%	$ 11,149
Class T	1.90%	11,145
Class B	2.40%	2,441
Class C	2.40%	2,105
		$ 26,840

Effective January 1, 2011 the expense limitations will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $172,507 for the period.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 59,453	$ -
Class T	16,412	-
International Small Cap	3,278,578	-
Institutional Class	13,966	-
Total	$ 3,368,409	$ -
From net realized gain
Class A	$ 354,632	$ -
Class T	310,013	-
Class B	60,241	-
Class C	116,929	-
International Small Cap	13,430,315	-
Institutional Class	51,612	-
Total	$ 14,323,742	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	380,659	269,227	$ 6,723,746	$ 3,575,375
Reinvestment of distributions	22,435	-	393,061	-
Shares redeemed	(454,943)	(389,847)	(8,359,905)	(5,330,857)
Net increase (decrease)	(51,849)	(120,620)	$ (1,243,098)	$ (1,755,482)
Class T
Shares sold	143,286	158,075	$ 2,532,790	$ 2,173,778
Reinvestment of distributions	18,371	-	319,658	-
Shares redeemed	(286,001)	(377,899)	(4,986,007)	(4,876,919)
Net increase (decrease)	(124,344)	(219,824)	$ (2,133,559)	$ (2,703,141)
Class B
Shares sold	14,694	8,564	$ 256,700	$ 108,038
Reinvestment of distributions	3,302	-	56,465	-
Shares redeemed	(57,958)	(71,172)	(990,211)	(857,564)
Net increase (decrease)	(39,962)	(62,608)	$ (677,046)	$ (749,526)
Class C
Shares sold	430,838	21,018	$ 7,671,593	$ 275,491
Reinvestment of distributions	6,001	-	102,910	-
Shares redeemed	(101,847)	(159,519)	(1,759,170)	(1,999,518)
Net increase (decrease)	334,992	(138,501)	$ 6,015,333	$ (1,724,027)

Annual Report

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
International Small Cap
Shares sold	10,330,000	4,989,568	$ 188,548,758	$ 69,926,221
Reinvestment of distributions	888,440	-	15,725,385	-
Shares redeemed	(10,371,667)	(11,303,255)	(183,663,034)	(144,001,202)
Net increase (decrease)	846,773	(6,313,687)	$ 20,611,109	$ (74,074,981)
Institutional Class
Shares sold	288,839	28,026	$ 5,178,797	$ 355,084
Reinvestment of distributions	2,890	-	51,087	-
Shares redeemed	(47,677)	(58,235)	(865,855)	(718,368)
Net increase (decrease)	244,052	(30,209)	$ 4,364,029	$ (363,284)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.056	$0.661

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/7/09	$0.166	$0.0141

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.
Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and the retail class ranked below its competitive median for 2009, the total expenses of Institutional Class ranked equal to its competitive median for 2009, and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AISCI-UANN-1210
1.793572.107

Fidelity®
International Small Cap Opportunities
Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Small Cap Opportunities Fund	24.43%	1.90%	2.57%

A From August 2, 2005

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund: For the year, the fund's Retail Class shares gained 24.43%, significantly outpacing the 14.31% return of the MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index. Stock picking was most favorable in consumer discretionary, industrials and consumer staples, while the fund's utilities holdings and a small cash position detracted modestly. In country terms, successful positioning in Japan and the U.S. contributed, as did security selection in various emerging markets, especially Brazil, Turkey and South Africa. In Europe, good security selection in Finland and the U.K. outweighed weakness in Switzerland. The fund's top individual contributor was SSL International, a U.K.-based health care products company I sold after it agreed to be acquired. Other contributors included out-of-index positions in U.S.-listed and Sweden-based auto-safety equipment maker Autoliv; PriceSmart, a California-based warehouse club retailer operating in Central America; Banco ABC Brasil, a Brazilian bank; and South African discount retailer Mr Price Group. The fund's three biggest detractors were all, to varying degrees, hurt by the European debt crisis last spring - Greek wind utility Terna Energy, Italian asset manager Azimut Holding and U.K.-based student-housing lender Unite Group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.23%
Actual		$ 1,000.00	$ 1,096.00	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26
Class T	1.49%
Actual		$ 1,000.00	$ 1,094.60	$ 7.87
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class B	1.98%
Actual		$ 1,000.00	$ 1,091.50	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Class C	1.98%
Actual		$ 1,000.00	$ 1,091.60	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
International Small Cap Opportunities	.97%
Actual		$ 1,000.00	$ 1,097.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,097.20	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan 20.9%
United Kingdom 16.1%
United States of America 12.8%
Canada 5.0%
Brazil 4.1%
Germany 3.7%
France 3.5%
South Africa 3.2%
Finland 2.8%
Other 27.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 21.9%
United Kingdom 17.7%
United States of America 10.6%
Canada 5.2%
Brazil 3.9%
Netherlands 3.8%
France 3.2%
South Africa 2.9%
Singapore 2.8%
Other 28.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.7	98.7
Short-Term Investments and Net Other Assets	2.3	1.3
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	1.6	1.6
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.7
Braskem SA Class A sponsored ADR (Brazil, Chemicals)	1.5	1.0
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	1.5	1.6
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.5	1.3
Azimut Holdings SpA (Italy, Capital Markets)	1.4	1.6
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.3	1.2
Outotec OYJ (Finland, Construction & Engineering)	1.3	1.2
Nippon Thompson Co. Ltd. (Japan, Machinery)	1.3	1.4
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	1.3	1.2
	14.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.8	20.2
Financials	19.9	21.0
Consumer Discretionary	17.1	17.6
Materials	10.8	10.6
Consumer Staples	8.5	8.0
Information Technology	8.4	7.5
Health Care	6.4	7.5
Energy	5.4	5.6
Utilities	0.4	0.5
Telecommunication Services	0.0	0.2

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 1.0%
MAp Group unit	840,958	$ 2,512,726
OZ Minerals Ltd.	1,167,654	1,790,191
TOTAL AUSTRALIA		4,302,917
Austria - 0.8%
Andritz AG	44,600	3,415,709
Bailiwick of Guernsey - 0.8%
Resolution Ltd.	860,273	3,609,732
Bailiwick of Jersey - 1.3%
Informa PLC	530,236	3,703,897
Randgold Resources Ltd. sponsored ADR	23,600	2,216,512
TOTAL BAILIWICK OF JERSEY		5,920,409
Belgium - 1.4%
Gimv NV	39,800	2,200,236
Umicore SA	89,474	4,210,543
TOTAL BELGIUM		6,410,779
Bermuda - 2.0%
Aquarius Platinum Ltd. (Australia)	301,589	1,734,301
Great Eagle Holdings Ltd.	857,000	2,565,057
Lazard Ltd. Class A	25,000	922,500
Seadrill Ltd.	34,398	1,041,456
Trinity Ltd.	2,680,000	2,679,568
TOTAL BERMUDA		8,942,882
Brazil - 4.1%
Banco ABC Brasil SA	535,300	5,273,706
BR Malls Participacoes SA	181,600	1,734,658
Braskem SA Class A sponsored ADR (d)	324,400	6,763,740
Iguatemi Empresa de Shopping Centers SA	39,800	928,791
Multiplan Empreendimentos Imobiliarios SA	47,800	1,095,815
Odontoprev SA	151,500	2,226,370
TOTAL BRAZIL		18,023,080
Canada - 5.0%
Agnico-Eagle Mines Ltd. (Canada)	25,100	1,946,671
Eldorado Gold Corp.	104,600	1,771,195
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,190	2,941,069
Niko Resources Ltd.	54,400	5,189,842
Open Text Corp. (a)	40,500	1,791,705
Pan American Silver Corp.	53,400	1,704,528
Common Stocks - continued
	Shares	Value
Canada - continued
Petrobank Energy & Resources Ltd. (a)	140,800	$ 5,603,561
Quadra FNX Mining Ltd. (a)	76,400	1,078,694
TOTAL CANADA		22,027,265
Cayman Islands - 1.2%
China Lilang Ltd.	1,443,000	2,256,302
Vantage Drilling Co. (a)	725,331	1,247,569
Wynn Macau Ltd.	762,000	1,684,977
TOTAL CAYMAN ISLANDS		5,188,848
China - 0.1%
China Hongxing Sports Ltd.	4,264,000	576,528
Cyprus - 0.1%
AFI Development PLC GDR (Reg. S)	470,800	555,544
Denmark - 0.5%
William Demant Holding AS (a)	28,533	2,138,737
Finland - 2.8%
Metso Corp.	57,500	2,725,885
Nokian Tyres PLC (d)	111,400	3,859,688
Outotec OYJ (d)	127,800	5,964,328
TOTAL FINLAND		12,549,901
France - 3.5%
Audika SA	120,384	2,939,771
Laurent-Perrier Group	25,963	2,925,862
Remy Cointreau SA	47,298	3,320,914
Saft Groupe SA	85,419	3,262,605
Vetoquinol SA	21,539	912,900
Virbac SA	13,000	2,091,976
TOTAL FRANCE		15,454,028
Germany - 3.7%
alstria office REIT-AG	75,100	1,046,024
Bilfinger Berger Se	44,776	3,260,346
Colonia Real Estate AG (a)	386,909	2,538,927
CTS Eventim AG	57,996	3,273,133
Fielmann AG	27,537	2,779,852
Software AG (Bearer)	24,227	3,394,663
TOTAL GERMANY		16,292,945
Greece - 0.4%
Terna Energy SA	443,751	1,907,943
Common Stocks - continued
	Shares	Value
India - 0.7%
Apollo Tyres Ltd.	514,796	$ 830,991
Jyothy Laboratories Ltd.	351,322	2,187,589
TOTAL INDIA		3,018,580
Ireland - 0.6%
James Hardie Industries NV sponsored ADR (a)	106,775	2,838,080
Israel - 0.6%
Azrieli Group	68,005	1,752,976
Ituran Location & Control Ltd.	70,645	1,098,530
TOTAL ISRAEL		2,851,506
Italy - 2.3%
Azimut Holdings SpA	626,773	6,392,664
Interpump Group SpA (a)	590,858	3,853,825
TOTAL ITALY		10,246,489
Japan - 20.9%
Aozora Bank Ltd.	1,335,000	2,239,654
Asahi Co. Ltd. (d)	72,000	1,064,745
Autobacs Seven Co. Ltd.	102,200	3,829,166
Daikoku Denki Co. Ltd.	150,800	1,705,331
Daikokutenbussan Co. Ltd.	105,500	3,697,154
FCC Co. Ltd.	147,900	3,174,143
Fukuoka (REIT) Investment Fund	189	1,268,299
GCA Savvian Group Corp. (a)	1,694	1,606,216
Glory Ltd.	58,400	1,288,182
Goldcrest Co. Ltd.	54,690	1,180,521
Japan Steel Works Ltd.	229,000	2,184,908
Kamigumi Co. Ltd.	298,000	2,329,340
Kobayashi Pharmaceutical Co. Ltd.	142,700	6,649,994
Kyoto Kimono Yuzen Co. Ltd.	109,900	1,195,011
Meiko Network Japan Co. Ltd.	120,500	1,004,791
Miraial Co. Ltd.	44,000	1,078,812
MS&AD Insurance Group Holdings, Inc.	38,660	926,174
Nabtesco Corp.	205,000	3,630,235
Nachi-Fujikoshi Corp.	858,000	2,569,628
Nagaileben Co. Ltd.	39,900	946,057
Nihon M&A Center, Inc.	381	1,377,793
Nihon Parkerizing Co. Ltd.	162,000	2,127,923
Nippon Seiki Co. Ltd.	186,000	1,883,808
Nippon Thompson Co. Ltd.	832,000	5,769,305
Nitto Kohki Co. Ltd.	38,900	917,029
Common Stocks - continued
	Shares	Value
Japan - continued
Obic Co. Ltd.	13,240	$ 2,444,966
Osaka Securities Exchange Co. Ltd.	1,381	6,950,478
OSG Corp.	171,600	1,793,409
SAZABY, Inc.	49,300	918,976
SHO-BOND Holdings Co. Ltd.	112,200	2,400,999
Shoei Co. Ltd.	68,800	623,278
The Nippon Synthetic Chemical Industry Co. Ltd.	180,000	1,055,797
THK Co. Ltd.	107,700	2,071,823
Toho Holdings Co. Ltd.	138,600	1,941,123
Tsumura & Co.	75,000	2,307,692
Tsutsumi Jewelry Co. Ltd.	41,400	974,935
USS Co. Ltd.	89,540	6,965,577
Yamatake Corp.	81,000	1,971,903
Yamato Kogyo Co. Ltd.	188,700	4,840,025
TOTAL JAPAN		92,905,200
Korea (South) - 0.8%
NCsoft Corp.	4,673	1,028,517
NHN Corp. (a)	13,235	2,348,050
TOTAL KOREA (SOUTH)		3,376,567
Luxembourg - 0.3%
GlobeOp Financial Services SA	243,800	1,192,319
Netherlands - 2.8%
Aalberts Industries NV	192,200	3,510,107
ASM International NV unit (a)(d)	167,800	4,287,290
Heijmans NV unit (a)	81,690	1,540,195
QIAGEN NV (a)(d)	166,200	3,126,222
TOTAL NETHERLANDS		12,463,814
Norway - 0.4%
Sevan Marine ASA (a)	1,190,500	1,604,116
Papua New Guinea - 0.2%
Oil Search Ltd.	164,418	1,027,640
Philippines - 0.3%
Jollibee Food Corp.	545,210	1,124,734
Portugal - 0.6%
Jeronimo Martins SGPS SA	179,600	2,693,970
Singapore - 2.3%
Allgreen Properties Ltd.	2,765,000	2,542,185
Keppel Land Ltd.	321,000	1,098,687
Common Stocks - continued
	Shares	Value
Singapore - continued
Singapore Exchange Ltd.	622,000	$ 4,229,004
Wing Tai Holdings Ltd.	1,817,000	2,456,733
TOTAL SINGAPORE		10,326,609
South Africa - 3.2%
African Rainbow Minerals Ltd.	155,700	3,972,155
Clicks Group Ltd.	595,513	3,885,046
JSE Ltd.	219,281	2,472,959
Mr Price Group Ltd.	445,900	4,052,219
TOTAL SOUTH AFRICA		14,382,379
Spain - 1.5%
Grifols SA (d)	50,332	814,851
Prosegur Compania de Seguridad SA (Reg.)	100,209	6,004,106
TOTAL SPAIN		6,818,957
Sweden - 1.1%
Intrum Justitia AB	166,800	2,296,695
Swedish Match Co.	84,600	2,363,928
TOTAL SWEDEN		4,660,623
Switzerland - 1.8%
Bank Sarasin & Co. Ltd. Series B (Reg.)	141,200	5,164,017
Sonova Holding AG Class B	23,726	2,747,767
TOTAL SWITZERLAND		7,911,784
Turkey - 2.0%
Albaraka Turk Katilim Bankasi AS	1,230,000	2,469,776
Anadolu Efes Biracilik ve Malt Sanayii AS	113,000	1,804,155
Asya Katilim Bankasi AS	896,000	2,311,371
Coca-Cola Icecek AS	190,000	2,437,426
TOTAL TURKEY		9,022,728
United Kingdom - 16.1%
AMEC PLC	135,700	2,361,092
Babcock International Group PLC	314,700	2,924,340
Bellway PLC	223,172	1,909,344
Britvic PLC	391,200	3,023,495
Cobham PLC	499,200	1,852,321
Dechra Pharmaceuticals PLC	173,400	1,472,408
Derwent London PLC	70,900	1,726,605
Great Portland Estates PLC	522,489	2,892,200
H&T Group PLC (d)	371,803	2,078,938
Common Stocks - continued
	Shares	Value
United Kingdom - continued
InterContinental Hotel Group PLC ADR (d)	195,500	$ 3,782,925
Johnson Matthey PLC	132,689	4,068,928
Meggitt PLC	785,545	4,154,510
Micro Focus International PLC	321,800	1,968,453
Mothercare PLC	323,401	2,722,810
Persimmon PLC	256,563	1,401,689
Rotork PLC	65,300	1,752,392
Serco Group PLC	570,476	5,611,887
Shaftesbury PLC	456,732	3,263,619
Spectris PLC	207,487	3,753,082
Spirax-Sarco Engineering PLC	184,230	5,339,519
Ted Baker PLC	249,000	2,453,452
Ultra Electronics Holdings PLC	100,669	3,001,548
Unite Group PLC (a)	1,339,170	4,462,747
Victrex PLC	178,582	3,693,747
TOTAL UNITED KINGDOM		71,672,051
United States of America - 10.5%
Advanced Energy Industries, Inc. (a)	210,419	3,021,617
Autoliv, Inc.	66,600	4,748,580
Cymer, Inc. (a)	92,100	3,403,095
Dril-Quip, Inc. (a)	29,100	2,010,810
Evercore Partners, Inc. Class A	42,700	1,296,372
ION Geophysical Corp. (a)(d)	455,889	2,229,297
Juniper Networks, Inc. (a)	108,200	3,504,598
Kansas City Southern (a)	84,300	3,694,026
Lam Research Corp. (a)	23,203	1,062,465
Martin Marietta Materials, Inc. (d)	23,900	1,923,472
Mohawk Industries, Inc. (a)	81,000	4,644,540
Oceaneering International, Inc. (a)	19,400	1,200,278
PriceSmart, Inc.	228,296	6,695,922
ResMed, Inc. (a)	148,200	4,723,134
Solera Holdings, Inc.	22,500	1,081,125
Solutia, Inc. (a)	66,156	1,198,085
TOTAL UNITED STATES OF AMERICA		46,437,416
TOTAL COMMON STOCKS (Cost $328,402,495)		433,892,809
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	10,922,935	$ 10,922,935
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	17,012,021	17,012,021
TOTAL MONEY MARKET FUNDS (Cost $27,934,956)		27,934,956
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $356,337,451)		461,827,765
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(17,810,509)
NET ASSETS - 100%		$ 444,017,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,535
Fidelity Securities Lending Cash Central Fund	263,176
Total	$ 275,711
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 92,905,200	$ 89,794,118	$ 3,111,082	$ -
United Kingdom	71,672,051	71,672,051	-	-
United States of America	46,437,416	46,437,416	-	-
Canada	22,027,265	22,027,265	-	-
Brazil	18,023,080	18,023,080	-	-
Germany	16,292,945	16,292,945	-	-
France	15,454,028	15,454,028	-	-
South Africa	14,382,379	14,382,379	-	-
Finland	12,549,901	12,549,901	-	-
Other	124,148,544	123,317,553	830,991	-
Money Market Funds	27,934,956	27,934,956	-	-
Total Investments in Securities:	$ 461,827,765	$ 457,885,692	$ 3,942,073	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $420,935,635 of which $90,555,924 and $330,379,711 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $16,477,464) - See accompanying schedule: Unaffiliated issuers (cost $328,402,495)	$ 433,892,809
Fidelity Central Funds (cost $27,934,956)	27,934,956
Total Investments (cost $356,337,451)		$ 461,827,765
Foreign currency held at value (cost $144,438)		144,438
Receivable for investments sold		3,451,646
Receivable for fund shares sold		265,800
Dividends receivable		1,033,772
Distributions receivable from Fidelity Central Funds		13,747
Other receivables		16,199
Total assets		466,753,367

Liabilities
Payable for investments purchased	$ 4,888,295
Payable for fund shares redeemed	393,945
Accrued management fee	223,687
Distribution and service plan fees payable	18,734
Other affiliated payables	122,810
Other payables and accrued expenses	76,619
Collateral on securities loaned, at value	17,012,021
Total liabilities		22,736,111

Net Assets		$ 444,017,256
Net Assets consist of:
Paid in capital		$ 757,537,538
Undistributed net investment income		3,575,839
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(422,628,442)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,532,321
Net Assets		$ 444,017,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,227,814 ÷ 2,060,269 shares)	$ 9.82

Maximum offering price per share (100/94.25 of $9.82)	$ 10.42
Class T: Net Asset Value and redemption price per share ($11,202,002 ÷ 1,152,196 shares)	$ 9.72

Maximum offering price per share (100/96.50 of $9.72)	$ 10.07
Class B: Net Asset Value and offering price per share ($2,902,474 ÷ 304,234 shares)A	$ 9.54

Class C: Net Asset Value and offering price per share ($8,935,535 ÷ 937,891 shares)A	$ 9.53

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($398,331,167 ÷ 40,172,676 shares)	$ 9.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,418,264 ÷ 243,597 shares)	$ 9.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 7,608,270
Interest		5
Income from Fidelity Central Funds		275,711
Income before foreign taxes withheld		7,883,986
Less foreign taxes withheld		(520,283)
Total income		7,363,703

Expenses
Management fee Basic fee	$ 3,343,372
Performance adjustment	(1,495,592)
Transfer agent fees	1,191,720
Distribution and service plan fees	216,769
Accounting and security lending fees	206,297
Custodian fees and expenses	124,178
Independent trustees' compensation	2,177
Registration fees	77,687
Audit	71,763
Legal	1,903
Miscellaneous	5,248
Total expenses before reductions	3,745,522
Expense reductions	(55,920)	3,689,602
Net investment income (loss)		3,674,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,545,504
Foreign currency transactions	(57,981)
Total net realized gain (loss)		58,487,523
Change in net unrealized appreciation (depreciation) on: Investment securities	25,226,622
Assets and liabilities in foreign currencies	27,111
Total change in net unrealized appreciation (depreciation)		25,253,733
Net gain (loss)		83,741,256
Net increase (decrease) in net assets resulting from operations		$ 87,415,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,674,101	$ 3,774,364
Net realized gain (loss)	58,487,523	(316,364,225)
Change in net unrealized appreciation (depreciation)	25,253,733	391,843,877
Net increase (decrease) in net assets resulting from operations	87,415,357	79,254,016
Distributions to shareholders from net investment income	(3,861,178)	(140,700)
Distributions to shareholders from net realized gain	(4,067,493)	-
Total distributions	(7,928,671)	(140,700)
Share transactions - net increase (decrease)	(8,820,184)	(68,133,927)
Redemption fees	60,781	113,424
Total increase (decrease) in net assets	70,727,283	11,092,813

Net Assets
Beginning of period	373,289,973	362,197,160
End of period (including undistributed net investment income of $3,575,839 and undistributed net investment income of $3,633,664, respectively)	$ 444,017,256	$ 373,289,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Income from Investment Operations
Net investment income (loss)C	.06	.06	.02	.02	-G
Net realized and unrealized gain (loss)	1.85	1.77	(10.85)	4.76	3.74
Total from investment operations	1.91	1.83	(10.83)	4.78	3.74
Distributions from net investment income	(.07)	-	(.03)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-G
Total distributions	(.16)	-	(1.90)H	-	-G
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.82	$ 8.07	$ 6.24	$ 18.97	$ 14.18
Total ReturnA,B	24.05%	29.33%	(62.98)%	33.78%	36.25%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.16%	.94%	1.75%	1.63%	1.63%
Expenses net of fee waivers, if any	1.16%	.94%	1.66%	1.63%	1.63%
Expenses net of all reductions	1.15%	.89%	1.62%	1.59%	1.51%
Net investment income (loss)	.74%	1.00%	.13%	.10%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,228	$ 18,883	$ 17,905	$ 70,785	$ 35,674
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Income from Investment Operations
Net investment income (loss)C	.04	.05	(.02)	(.02)	(.03)
Net realized and unrealized gain (loss)	1.83	1.75	(10.78)	4.74	3.74
Total from investment operations	1.87	1.80	(10.80)	4.72	3.71
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.85)	-	-
Total distributions	(.15)	-	(1.85)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.72	$ 8.00	$ 6.20	$ 18.85	$ 14.12
Total ReturnA,B	23.65%	29.03%	(63.08)%	33.50%	36.03%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.43%	1.20%	2.00%	1.85%	1.85%
Expenses net of fee waivers, if any	1.43%	1.20%	1.91%	1.85%	1.85%
Expenses net of all reductions	1.41%	1.15%	1.87%	1.81%	1.74%
Net investment income (loss)	.48%	.74%	(.12)%	(.13)%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,202	$ 11,915	$ 11,614	$ 46,568	$ 28,309
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.87	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Income from Investment Operations
Net investment income (loss)C	(-)G	.02	(.08)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.79	1.73	(10.68)	4.70	3.74
Total from investment operations	1.79	1.75	(10.76)	4.59	3.64
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.76)	-	-
Total distributions	(.12)	-	(1.76)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.54	$ 7.87	$ 6.12	$ 18.64	$ 14.04
Total ReturnA,B	23.03%	28.59%	(63.32)%	32.76%	35.39%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.91%	1.69%	2.51%	2.40%	2.45%
Expenses net of fee waivers, if any	1.91%	1.69%	2.41%	2.40%	2.41%
Expenses net of all reductions	1.90%	1.64%	2.38%	2.36%	2.30%
Net investment income (loss)	(.01)%	.25%	(.62)%	(.67)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,902	$ 2,799	$ 2,687	$ 10,975	$ 7,709
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.86	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Income from Investment Operations
Net investment income (loss)C	(-)G	.02	(.08)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.79	1.73	(10.66)	4.70	3.73
Total from investment operations	1.79	1.75	(10.74)	4.59	3.63
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.78)	-	-
Total distributions	(.12)	-	(1.78)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.53	$ 7.86	$ 6.11	$ 18.63	$ 14.03
Total ReturnA,B	23.06%	28.64%	(63.32)%	32.79%	35.29%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.91%	1.68%	2.51%	2.38%	2.38%
Expenses net of fee waivers, if any	1.91%	1.68%	2.41%	2.38%	2.38%
Expenses net of all reductions	1.90%	1.63%	2.38%	2.34%	2.27%
Net investment income (loss)	(.01)%	.26%	(.62)%	(.66)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,936	$ 8,543	$ 9,497	$ 40,894	$ 26,320
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Income from Investment Operations
Net investment income (loss)B	.09	.08	.05	.07	.05
Net realized and unrealized gain (loss)	1.87	1.78	(10.92)	4.78	3.75
Total from investment operations	1.96	1.86	(10.87)	4.85	3.80
Distributions from net investment income	(.09)	-F	(.06)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-F
Total distributions	(.18)	-F	(1.94)G	-	-F
Redemption fees added to paid in capitalB	-F	-F	-F	.01	.03
Net asset value, end of period	$ 9.92	$ 8.14	$ 6.28	$ 19.09	$ 14.23
Total ReturnA	24.43%	29.68%	(62.91)%	34.15%	36.86%
Ratios to Average Net AssetsC,E
Expenses before reductions	.91%	.68%	1.44%	1.30%	1.28%
Expenses net of fee waivers, if any	.91%	.68%	1.44%	1.30%	1.28%
Expenses net of all reductions	.89%	.64%	1.40%	1.25%	1.16%
Net investment income (loss)	1.00%	1.25%	.36%	.43%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 398,331	$ 329,128	$ 312,376	$ 1,433,844	$ 981,210
Portfolio turnover rateD	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Income from Investment Operations
Net investment income (loss)B	.09	.08	.05	.08	.05
Net realized and unrealized gain (loss)	1.86	1.79	(10.92)	4.78	3.74
Total from investment operations	1.95	1.87	(10.87)	4.86	3.79
Distributions from net investment income	(.07)	-F	(.07)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-F
Total distributions	(.16)	-F	(1.95)G	-	-F
Redemption fees added to paid in capitalB	-F	-F	-F	.01	.03
Net asset value, end of period	$ 9.93	$ 8.14	$ 6.27	$ 19.09	$ 14.22
Total ReturnA	24.33%	29.87%	(62.95)%	34.25%	36.77%
Ratios to Average Net AssetsC,E
Expenses before reductions	.90%	.68%	1.40%	1.29%	1.25%
Expenses net of fee waivers, if any	.90%	.68%	1.40%	1.29%	1.25%
Expenses net of all reductions	.88%	.64%	1.37%	1.25%	1.14%
Net investment income (loss)	1.01%	1.25%	.39%	.44%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,418	$ 2,022	$ 8,117	$ 27,609	$ 13,954
Portfolio turnover rateD	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,936,787
Gross unrealized depreciation	(8,823,890)
Net unrealized appreciation (depreciation)	$ 102,112,897

Tax Cost	$ 359,714,868

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,260,449
Capital loss carryforward	$ (420,935,635)
Net unrealized appreciation (depreciation)	$ 102,154,904

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 7,928,671	$ 140,700

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $186,444,286 and $203,425,442, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 47,792	$ 274
Class T	.25%	.25%	54,808	-
Class B	.75%	.25%	28,142	21,120
Class C	.75%	.25%	86,027	7,949
			$ 216,769	$ 29,343

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,450
Class T	2,287
Class B*	7,594
Class C*	697
$ 18,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 59,699.31
Class T	35,532.32
Class B	8,814.31
Class C	26,844.31
International Small Cap Opportunities	1,055,328.30
Institutional Class	5,503.30
	$ 1,191,720

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,186 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

7. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $263,176. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $55,920 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 167,529	$ -
Class T	81,809	-
Class B	11,651	-
Class C	35,378	-
International Small Cap Opportunities	3,548,259	138,653
Institutional Class	16,552	2,047
Total	$ 3,861,178	$ 140,700
From net realized gain
Class A	$ 203,751	$ -
Class T	126,944	-
Class B	31,778	-
Class C	96,486	-
International Small Cap Opportunities	3,588,127	-
Institutional Class	20,407	-
Total	$ 4,067,493	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	502,676	560,746	$ 4,331,157	$ 3,588,317
Reinvestment of distributions	39,668	-	334,402	-
Shares redeemed	(821,208)	(1,093,254)	(7,086,973)	(6,722,964)
Net increase (decrease)	(278,864)	(532,508)	$ (2,421,414)	$ (3,134,647)
Class T
Shares sold	202,721	318,902	$ 1,752,774	$ 2,064,516
Reinvestment of distributions	24,207	-	202,613	-
Shares redeemed	(563,942)	(704,037)	(4,787,797)	(4,201,658)
Net increase (decrease)	(337,014)	(385,135)	$ (2,832,410)	$ (2,137,142)
Class B
Shares sold	33,509	50,745	$ 282,738	$ 317,874
Reinvestment of distributions	4,957	-	40,893	-
Shares redeemed	(89,943)	(133,859)	(751,714)	(788,113)
Net increase (decrease)	(51,477)	(83,114)	$ (428,083)	$ (470,239)
Class C
Shares sold	138,774	196,866	$ 1,172,961	$ 1,233,043
Reinvestment of distributions	13,874	-	114,325	-
Shares redeemed	(301,965)	(662,831)	(2,545,004)	(3,650,532)
Net increase (decrease)	(149,317)	(465,965)	$ (1,257,718)	$ (2,417,489)
International Small Cap Opportunities
Shares sold	11,750,215	7,245,986	$ 101,991,968	$ 48,782,866
Reinvestment of distributions	792,800	21,738	6,738,804	128,470
Shares redeemed	(12,779,026)	(16,613,794)	(110,633,144)	(102,979,613)
Net increase (decrease)	(236,011)	(9,346,070)	$ (1,902,372)	$ (54,068,277)
Institutional Class
Shares sold	111,833	256,950	$ 1,028,388	$ 1,455,739
Reinvestment of distributions	3,263	122	27,765	720
Shares redeemed	(119,898)	(1,302,675)	(1,034,340)	(7,362,592)
Net increase (decrease)	(4,802)	(1,045,603)	$ 21,813	$ (5,906,133)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities	12/06/10	12/03/10	$0.086	$0.04

International Small Cap Opportunities designates 48% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities	12/07/09	$0.083	$0.0064

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

ILS-UANN-1210
1.815061.106

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Small Cap Opportunities
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	16.92%	0.40%	1.16%
Class T (incl. 3.50% sales charge)	19.32%	0.64%	1.33%
Class B (incl. contingent deferred sales charge) B	18.03%	0.49%	1.34%
Class C (incl. contingent deferred sales charge) C	22.06%	0.85%	1.51%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Small Cap Opportunities Fund - Class A on August 2, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity AdvisorSM International Small Cap Opportunities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 24.05%, 23.65%, 23.03% and 23.06%, respectively (excluding sales charges), significantly outpacing the 14.31% return of the MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index. Stock picking was most favorable in consumer discretionary, industrials and consumer staples, while the fund's utilities holdings and a small cash position detracted modestly. In country terms, successful positioning in Japan and the U.S. contributed, as did security selection in various emerging markets, especially Brazil, Turkey and South Africa. In Europe, good security selection in Finland and the U.K. outweighed weakness in Switzerland. The fund's top individual contributor was SSL International, a U.K.-based health care products company I sold after it agreed to be acquired. Other contributors included out-of-index positions in U.S.-listed and Sweden-based auto-safety equipment maker Autoliv; PriceSmart, a California-based warehouse club retailer operating in Central America; Banco ABC Brasil, a Brazilian bank; and South African discount retailer Mr Price Group. The fund's three biggest detractors were all, to varying degrees, hurt by the European debt crisis last spring - Greek wind utility Terna Energy, Italian asset manager Azimut Holding and U.K.-based student-housing lender Unite Group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.23%
Actual		$ 1,000.00	$ 1,096.00	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26
Class T	1.49%
Actual		$ 1,000.00	$ 1,094.60	$ 7.87
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class B	1.98%
Actual		$ 1,000.00	$ 1,091.50	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Class C	1.98%
Actual		$ 1,000.00	$ 1,091.60	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
International Small Cap Opportunities	.97%
Actual		$ 1,000.00	$ 1,097.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,097.20	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan 20.9%
United Kingdom 16.1%
United States of America 12.8%
Canada 5.0%
Brazil 4.1%
Germany 3.7%
France 3.5%
South Africa 3.2%
Finland 2.8%
Other 27.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 21.9%
United Kingdom 17.7%
United States of America 10.6%
Canada 5.2%
Brazil 3.9%
Netherlands 3.8%
France 3.2%
South Africa 2.9%
Singapore 2.8%
Other 28.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.7	98.7
Short-Term Investments and Net Other Assets	2.3	1.3
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	1.6	1.6
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.7
Braskem SA Class A sponsored ADR (Brazil, Chemicals)	1.5	1.0
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	1.5	1.6
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.5	1.3
Azimut Holdings SpA (Italy, Capital Markets)	1.4	1.6
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.3	1.2
Outotec OYJ (Finland, Construction & Engineering)	1.3	1.2
Nippon Thompson Co. Ltd. (Japan, Machinery)	1.3	1.4
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	1.3	1.2
	14.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.8	20.2
Financials	19.9	21.0
Consumer Discretionary	17.1	17.6
Materials	10.8	10.6
Consumer Staples	8.5	8.0
Information Technology	8.4	7.5
Health Care	6.4	7.5
Energy	5.4	5.6
Utilities	0.4	0.5
Telecommunication Services	0.0	0.2

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 1.0%
MAp Group unit	840,958	$ 2,512,726
OZ Minerals Ltd.	1,167,654	1,790,191
TOTAL AUSTRALIA		4,302,917
Austria - 0.8%
Andritz AG	44,600	3,415,709
Bailiwick of Guernsey - 0.8%
Resolution Ltd.	860,273	3,609,732
Bailiwick of Jersey - 1.3%
Informa PLC	530,236	3,703,897
Randgold Resources Ltd. sponsored ADR	23,600	2,216,512
TOTAL BAILIWICK OF JERSEY		5,920,409
Belgium - 1.4%
Gimv NV	39,800	2,200,236
Umicore SA	89,474	4,210,543
TOTAL BELGIUM		6,410,779
Bermuda - 2.0%
Aquarius Platinum Ltd. (Australia)	301,589	1,734,301
Great Eagle Holdings Ltd.	857,000	2,565,057
Lazard Ltd. Class A	25,000	922,500
Seadrill Ltd.	34,398	1,041,456
Trinity Ltd.	2,680,000	2,679,568
TOTAL BERMUDA		8,942,882
Brazil - 4.1%
Banco ABC Brasil SA	535,300	5,273,706
BR Malls Participacoes SA	181,600	1,734,658
Braskem SA Class A sponsored ADR (d)	324,400	6,763,740
Iguatemi Empresa de Shopping Centers SA	39,800	928,791
Multiplan Empreendimentos Imobiliarios SA	47,800	1,095,815
Odontoprev SA	151,500	2,226,370
TOTAL BRAZIL		18,023,080
Canada - 5.0%
Agnico-Eagle Mines Ltd. (Canada)	25,100	1,946,671
Eldorado Gold Corp.	104,600	1,771,195
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,190	2,941,069
Niko Resources Ltd.	54,400	5,189,842
Open Text Corp. (a)	40,500	1,791,705
Pan American Silver Corp.	53,400	1,704,528
Common Stocks - continued
	Shares	Value
Canada - continued
Petrobank Energy & Resources Ltd. (a)	140,800	$ 5,603,561
Quadra FNX Mining Ltd. (a)	76,400	1,078,694
TOTAL CANADA		22,027,265
Cayman Islands - 1.2%
China Lilang Ltd.	1,443,000	2,256,302
Vantage Drilling Co. (a)	725,331	1,247,569
Wynn Macau Ltd.	762,000	1,684,977
TOTAL CAYMAN ISLANDS		5,188,848
China - 0.1%
China Hongxing Sports Ltd.	4,264,000	576,528
Cyprus - 0.1%
AFI Development PLC GDR (Reg. S)	470,800	555,544
Denmark - 0.5%
William Demant Holding AS (a)	28,533	2,138,737
Finland - 2.8%
Metso Corp.	57,500	2,725,885
Nokian Tyres PLC (d)	111,400	3,859,688
Outotec OYJ (d)	127,800	5,964,328
TOTAL FINLAND		12,549,901
France - 3.5%
Audika SA	120,384	2,939,771
Laurent-Perrier Group	25,963	2,925,862
Remy Cointreau SA	47,298	3,320,914
Saft Groupe SA	85,419	3,262,605
Vetoquinol SA	21,539	912,900
Virbac SA	13,000	2,091,976
TOTAL FRANCE		15,454,028
Germany - 3.7%
alstria office REIT-AG	75,100	1,046,024
Bilfinger Berger Se	44,776	3,260,346
Colonia Real Estate AG (a)	386,909	2,538,927
CTS Eventim AG	57,996	3,273,133
Fielmann AG	27,537	2,779,852
Software AG (Bearer)	24,227	3,394,663
TOTAL GERMANY		16,292,945
Greece - 0.4%
Terna Energy SA	443,751	1,907,943
Common Stocks - continued
	Shares	Value
India - 0.7%
Apollo Tyres Ltd.	514,796	$ 830,991
Jyothy Laboratories Ltd.	351,322	2,187,589
TOTAL INDIA		3,018,580
Ireland - 0.6%
James Hardie Industries NV sponsored ADR (a)	106,775	2,838,080
Israel - 0.6%
Azrieli Group	68,005	1,752,976
Ituran Location & Control Ltd.	70,645	1,098,530
TOTAL ISRAEL		2,851,506
Italy - 2.3%
Azimut Holdings SpA	626,773	6,392,664
Interpump Group SpA (a)	590,858	3,853,825
TOTAL ITALY		10,246,489
Japan - 20.9%
Aozora Bank Ltd.	1,335,000	2,239,654
Asahi Co. Ltd. (d)	72,000	1,064,745
Autobacs Seven Co. Ltd.	102,200	3,829,166
Daikoku Denki Co. Ltd.	150,800	1,705,331
Daikokutenbussan Co. Ltd.	105,500	3,697,154
FCC Co. Ltd.	147,900	3,174,143
Fukuoka (REIT) Investment Fund	189	1,268,299
GCA Savvian Group Corp. (a)	1,694	1,606,216
Glory Ltd.	58,400	1,288,182
Goldcrest Co. Ltd.	54,690	1,180,521
Japan Steel Works Ltd.	229,000	2,184,908
Kamigumi Co. Ltd.	298,000	2,329,340
Kobayashi Pharmaceutical Co. Ltd.	142,700	6,649,994
Kyoto Kimono Yuzen Co. Ltd.	109,900	1,195,011
Meiko Network Japan Co. Ltd.	120,500	1,004,791
Miraial Co. Ltd.	44,000	1,078,812
MS&AD Insurance Group Holdings, Inc.	38,660	926,174
Nabtesco Corp.	205,000	3,630,235
Nachi-Fujikoshi Corp.	858,000	2,569,628
Nagaileben Co. Ltd.	39,900	946,057
Nihon M&A Center, Inc.	381	1,377,793
Nihon Parkerizing Co. Ltd.	162,000	2,127,923
Nippon Seiki Co. Ltd.	186,000	1,883,808
Nippon Thompson Co. Ltd.	832,000	5,769,305
Nitto Kohki Co. Ltd.	38,900	917,029
Common Stocks - continued
	Shares	Value
Japan - continued
Obic Co. Ltd.	13,240	$ 2,444,966
Osaka Securities Exchange Co. Ltd.	1,381	6,950,478
OSG Corp.	171,600	1,793,409
SAZABY, Inc.	49,300	918,976
SHO-BOND Holdings Co. Ltd.	112,200	2,400,999
Shoei Co. Ltd.	68,800	623,278
The Nippon Synthetic Chemical Industry Co. Ltd.	180,000	1,055,797
THK Co. Ltd.	107,700	2,071,823
Toho Holdings Co. Ltd.	138,600	1,941,123
Tsumura & Co.	75,000	2,307,692
Tsutsumi Jewelry Co. Ltd.	41,400	974,935
USS Co. Ltd.	89,540	6,965,577
Yamatake Corp.	81,000	1,971,903
Yamato Kogyo Co. Ltd.	188,700	4,840,025
TOTAL JAPAN		92,905,200
Korea (South) - 0.8%
NCsoft Corp.	4,673	1,028,517
NHN Corp. (a)	13,235	2,348,050
TOTAL KOREA (SOUTH)		3,376,567
Luxembourg - 0.3%
GlobeOp Financial Services SA	243,800	1,192,319
Netherlands - 2.8%
Aalberts Industries NV	192,200	3,510,107
ASM International NV unit (a)(d)	167,800	4,287,290
Heijmans NV unit (a)	81,690	1,540,195
QIAGEN NV (a)(d)	166,200	3,126,222
TOTAL NETHERLANDS		12,463,814
Norway - 0.4%
Sevan Marine ASA (a)	1,190,500	1,604,116
Papua New Guinea - 0.2%
Oil Search Ltd.	164,418	1,027,640
Philippines - 0.3%
Jollibee Food Corp.	545,210	1,124,734
Portugal - 0.6%
Jeronimo Martins SGPS SA	179,600	2,693,970
Singapore - 2.3%
Allgreen Properties Ltd.	2,765,000	2,542,185
Keppel Land Ltd.	321,000	1,098,687
Common Stocks - continued
	Shares	Value
Singapore - continued
Singapore Exchange Ltd.	622,000	$ 4,229,004
Wing Tai Holdings Ltd.	1,817,000	2,456,733
TOTAL SINGAPORE		10,326,609
South Africa - 3.2%
African Rainbow Minerals Ltd.	155,700	3,972,155
Clicks Group Ltd.	595,513	3,885,046
JSE Ltd.	219,281	2,472,959
Mr Price Group Ltd.	445,900	4,052,219
TOTAL SOUTH AFRICA		14,382,379
Spain - 1.5%
Grifols SA (d)	50,332	814,851
Prosegur Compania de Seguridad SA (Reg.)	100,209	6,004,106
TOTAL SPAIN		6,818,957
Sweden - 1.1%
Intrum Justitia AB	166,800	2,296,695
Swedish Match Co.	84,600	2,363,928
TOTAL SWEDEN		4,660,623
Switzerland - 1.8%
Bank Sarasin & Co. Ltd. Series B (Reg.)	141,200	5,164,017
Sonova Holding AG Class B	23,726	2,747,767
TOTAL SWITZERLAND		7,911,784
Turkey - 2.0%
Albaraka Turk Katilim Bankasi AS	1,230,000	2,469,776
Anadolu Efes Biracilik ve Malt Sanayii AS	113,000	1,804,155
Asya Katilim Bankasi AS	896,000	2,311,371
Coca-Cola Icecek AS	190,000	2,437,426
TOTAL TURKEY		9,022,728
United Kingdom - 16.1%
AMEC PLC	135,700	2,361,092
Babcock International Group PLC	314,700	2,924,340
Bellway PLC	223,172	1,909,344
Britvic PLC	391,200	3,023,495
Cobham PLC	499,200	1,852,321
Dechra Pharmaceuticals PLC	173,400	1,472,408
Derwent London PLC	70,900	1,726,605
Great Portland Estates PLC	522,489	2,892,200
H&T Group PLC (d)	371,803	2,078,938
Common Stocks - continued
	Shares	Value
United Kingdom - continued
InterContinental Hotel Group PLC ADR (d)	195,500	$ 3,782,925
Johnson Matthey PLC	132,689	4,068,928
Meggitt PLC	785,545	4,154,510
Micro Focus International PLC	321,800	1,968,453
Mothercare PLC	323,401	2,722,810
Persimmon PLC	256,563	1,401,689
Rotork PLC	65,300	1,752,392
Serco Group PLC	570,476	5,611,887
Shaftesbury PLC	456,732	3,263,619
Spectris PLC	207,487	3,753,082
Spirax-Sarco Engineering PLC	184,230	5,339,519
Ted Baker PLC	249,000	2,453,452
Ultra Electronics Holdings PLC	100,669	3,001,548
Unite Group PLC (a)	1,339,170	4,462,747
Victrex PLC	178,582	3,693,747
TOTAL UNITED KINGDOM		71,672,051
United States of America - 10.5%
Advanced Energy Industries, Inc. (a)	210,419	3,021,617
Autoliv, Inc.	66,600	4,748,580
Cymer, Inc. (a)	92,100	3,403,095
Dril-Quip, Inc. (a)	29,100	2,010,810
Evercore Partners, Inc. Class A	42,700	1,296,372
ION Geophysical Corp. (a)(d)	455,889	2,229,297
Juniper Networks, Inc. (a)	108,200	3,504,598
Kansas City Southern (a)	84,300	3,694,026
Lam Research Corp. (a)	23,203	1,062,465
Martin Marietta Materials, Inc. (d)	23,900	1,923,472
Mohawk Industries, Inc. (a)	81,000	4,644,540
Oceaneering International, Inc. (a)	19,400	1,200,278
PriceSmart, Inc.	228,296	6,695,922
ResMed, Inc. (a)	148,200	4,723,134
Solera Holdings, Inc.	22,500	1,081,125
Solutia, Inc. (a)	66,156	1,198,085
TOTAL UNITED STATES OF AMERICA		46,437,416
TOTAL COMMON STOCKS (Cost $328,402,495)		433,892,809
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	10,922,935	$ 10,922,935
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	17,012,021	17,012,021
TOTAL MONEY MARKET FUNDS (Cost $27,934,956)		27,934,956
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $356,337,451)		461,827,765
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(17,810,509)
NET ASSETS - 100%		$ 444,017,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,535
Fidelity Securities Lending Cash Central Fund	263,176
Total	$ 275,711
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 92,905,200	$ 89,794,118	$ 3,111,082	$ -
United Kingdom	71,672,051	71,672,051	-	-
United States of America	46,437,416	46,437,416	-	-
Canada	22,027,265	22,027,265	-	-
Brazil	18,023,080	18,023,080	-	-
Germany	16,292,945	16,292,945	-	-
France	15,454,028	15,454,028	-	-
South Africa	14,382,379	14,382,379	-	-
Finland	12,549,901	12,549,901	-	-
Other	124,148,544	123,317,553	830,991	-
Money Market Funds	27,934,956	27,934,956	-	-
Total Investments in Securities:	$ 461,827,765	$ 457,885,692	$ 3,942,073	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $420,935,635 of which $90,555,924 and $330,379,711 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $16,477,464) - See accompanying schedule: Unaffiliated issuers (cost $328,402,495)	$ 433,892,809
Fidelity Central Funds (cost $27,934,956)	27,934,956
Total Investments (cost $356,337,451)		$ 461,827,765
Foreign currency held at value (cost $144,438)		144,438
Receivable for investments sold		3,451,646
Receivable for fund shares sold		265,800
Dividends receivable		1,033,772
Distributions receivable from Fidelity Central Funds		13,747
Other receivables		16,199
Total assets		466,753,367

Liabilities
Payable for investments purchased	$ 4,888,295
Payable for fund shares redeemed	393,945
Accrued management fee	223,687
Distribution and service plan fees payable	18,734
Other affiliated payables	122,810
Other payables and accrued expenses	76,619
Collateral on securities loaned, at value	17,012,021
Total liabilities		22,736,111

Net Assets		$ 444,017,256
Net Assets consist of:
Paid in capital		$ 757,537,538
Undistributed net investment income		3,575,839
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(422,628,442)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,532,321
Net Assets		$ 444,017,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,227,814 ÷ 2,060,269 shares)	$ 9.82

Maximum offering price per share (100/94.25 of $9.82)	$ 10.42
Class T: Net Asset Value and redemption price per share ($11,202,002 ÷ 1,152,196 shares)	$ 9.72

Maximum offering price per share (100/96.50 of $9.72)	$ 10.07
Class B: Net Asset Value and offering price per share ($2,902,474 ÷ 304,234 shares)A	$ 9.54

Class C: Net Asset Value and offering price per share ($8,935,535 ÷ 937,891 shares)A	$ 9.53

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($398,331,167 ÷ 40,172,676 shares)	$ 9.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,418,264 ÷ 243,597 shares)	$ 9.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 7,608,270
Interest		5
Income from Fidelity Central Funds		275,711
Income before foreign taxes withheld		7,883,986
Less foreign taxes withheld		(520,283)
Total income		7,363,703

Expenses
Management fee Basic fee	$ 3,343,372
Performance adjustment	(1,495,592)
Transfer agent fees	1,191,720
Distribution and service plan fees	216,769
Accounting and security lending fees	206,297
Custodian fees and expenses	124,178
Independent trustees' compensation	2,177
Registration fees	77,687
Audit	71,763
Legal	1,903
Miscellaneous	5,248
Total expenses before reductions	3,745,522
Expense reductions	(55,920)	3,689,602
Net investment income (loss)		3,674,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,545,504
Foreign currency transactions	(57,981)
Total net realized gain (loss)		58,487,523
Change in net unrealized appreciation (depreciation) on: Investment securities	25,226,622
Assets and liabilities in foreign currencies	27,111
Total change in net unrealized appreciation (depreciation)		25,253,733
Net gain (loss)		83,741,256
Net increase (decrease) in net assets resulting from operations		$ 87,415,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,674,101	$ 3,774,364
Net realized gain (loss)	58,487,523	(316,364,225)
Change in net unrealized appreciation (depreciation)	25,253,733	391,843,877
Net increase (decrease) in net assets resulting from operations	87,415,357	79,254,016
Distributions to shareholders from net investment income	(3,861,178)	(140,700)
Distributions to shareholders from net realized gain	(4,067,493)	-
Total distributions	(7,928,671)	(140,700)
Share transactions - net increase (decrease)	(8,820,184)	(68,133,927)
Redemption fees	60,781	113,424
Total increase (decrease) in net assets	70,727,283	11,092,813

Net Assets
Beginning of period	373,289,973	362,197,160
End of period (including undistributed net investment income of $3,575,839 and undistributed net investment income of $3,633,664, respectively)	$ 444,017,256	$ 373,289,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Income from Investment Operations
Net investment income (loss)C	.06	.06	.02	.02	-G
Net realized and unrealized gain (loss)	1.85	1.77	(10.85)	4.76	3.74
Total from investment operations	1.91	1.83	(10.83)	4.78	3.74
Distributions from net investment income	(.07)	-	(.03)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-G
Total distributions	(.16)	-	(1.90)H	-	-G
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.82	$ 8.07	$ 6.24	$ 18.97	$ 14.18
Total ReturnA,B	24.05%	29.33%	(62.98)%	33.78%	36.25%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.16%	.94%	1.75%	1.63%	1.63%
Expenses net of fee waivers, if any	1.16%	.94%	1.66%	1.63%	1.63%
Expenses net of all reductions	1.15%	.89%	1.62%	1.59%	1.51%
Net investment income (loss)	.74%	1.00%	.13%	.10%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,228	$ 18,883	$ 17,905	$ 70,785	$ 35,674
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Income from Investment Operations
Net investment income (loss)C	.04	.05	(.02)	(.02)	(.03)
Net realized and unrealized gain (loss)	1.83	1.75	(10.78)	4.74	3.74
Total from investment operations	1.87	1.80	(10.80)	4.72	3.71
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.85)	-	-
Total distributions	(.15)	-	(1.85)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.72	$ 8.00	$ 6.20	$ 18.85	$ 14.12
Total ReturnA,B	23.65%	29.03%	(63.08)%	33.50%	36.03%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.43%	1.20%	2.00%	1.85%	1.85%
Expenses net of fee waivers, if any	1.43%	1.20%	1.91%	1.85%	1.85%
Expenses net of all reductions	1.41%	1.15%	1.87%	1.81%	1.74%
Net investment income (loss)	.48%	.74%	(.12)%	(.13)%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,202	$ 11,915	$ 11,614	$ 46,568	$ 28,309
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.87	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Income from Investment Operations
Net investment income (loss)C	(-)G	.02	(.08)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.79	1.73	(10.68)	4.70	3.74
Total from investment operations	1.79	1.75	(10.76)	4.59	3.64
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.76)	-	-
Total distributions	(.12)	-	(1.76)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.54	$ 7.87	$ 6.12	$ 18.64	$ 14.04
Total ReturnA,B	23.03%	28.59%	(63.32)%	32.76%	35.39%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.91%	1.69%	2.51%	2.40%	2.45%
Expenses net of fee waivers, if any	1.91%	1.69%	2.41%	2.40%	2.41%
Expenses net of all reductions	1.90%	1.64%	2.38%	2.36%	2.30%
Net investment income (loss)	(.01)%	.25%	(.62)%	(.67)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,902	$ 2,799	$ 2,687	$ 10,975	$ 7,709
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.86	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Income from Investment Operations
Net investment income (loss)C	(-)G	.02	(.08)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.79	1.73	(10.66)	4.70	3.73
Total from investment operations	1.79	1.75	(10.74)	4.59	3.63
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.78)	-	-
Total distributions	(.12)	-	(1.78)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.53	$ 7.86	$ 6.11	$ 18.63	$ 14.03
Total ReturnA,B	23.06%	28.64%	(63.32)%	32.79%	35.29%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.91%	1.68%	2.51%	2.38%	2.38%
Expenses net of fee waivers, if any	1.91%	1.68%	2.41%	2.38%	2.38%
Expenses net of all reductions	1.90%	1.63%	2.38%	2.34%	2.27%
Net investment income (loss)	(.01)%	.26%	(.62)%	(.66)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,936	$ 8,543	$ 9,497	$ 40,894	$ 26,320
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Income from Investment Operations
Net investment income (loss)B	.09	.08	.05	.07	.05
Net realized and unrealized gain (loss)	1.87	1.78	(10.92)	4.78	3.75
Total from investment operations	1.96	1.86	(10.87)	4.85	3.80
Distributions from net investment income	(.09)	-F	(.06)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-F
Total distributions	(.18)	-F	(1.94)G	-	-F
Redemption fees added to paid in capitalB	-F	-F	-F	.01	.03
Net asset value, end of period	$ 9.92	$ 8.14	$ 6.28	$ 19.09	$ 14.23
Total ReturnA	24.43%	29.68%	(62.91)%	34.15%	36.86%
Ratios to Average Net AssetsC,E
Expenses before reductions	.91%	.68%	1.44%	1.30%	1.28%
Expenses net of fee waivers, if any	.91%	.68%	1.44%	1.30%	1.28%
Expenses net of all reductions	.89%	.64%	1.40%	1.25%	1.16%
Net investment income (loss)	1.00%	1.25%	.36%	.43%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 398,331	$ 329,128	$ 312,376	$ 1,433,844	$ 981,210
Portfolio turnover rateD	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Income from Investment Operations
Net investment income (loss)B	.09	.08	.05	.08	.05
Net realized and unrealized gain (loss)	1.86	1.79	(10.92)	4.78	3.74
Total from investment operations	1.95	1.87	(10.87)	4.86	3.79
Distributions from net investment income	(.07)	-F	(.07)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-F
Total distributions	(.16)	-F	(1.95)G	-	-F
Redemption fees added to paid in capitalB	-F	-F	-F	.01	.03
Net asset value, end of period	$ 9.93	$ 8.14	$ 6.27	$ 19.09	$ 14.22
Total ReturnA	24.33%	29.87%	(62.95)%	34.25%	36.77%
Ratios to Average Net AssetsC,E
Expenses before reductions	.90%	.68%	1.40%	1.29%	1.25%
Expenses net of fee waivers, if any	.90%	.68%	1.40%	1.29%	1.25%
Expenses net of all reductions	.88%	.64%	1.37%	1.25%	1.14%
Net investment income (loss)	1.01%	1.25%	.39%	.44%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,418	$ 2,022	$ 8,117	$ 27,609	$ 13,954
Portfolio turnover rateD	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,936,787
Gross unrealized depreciation	(8,823,890)
Net unrealized appreciation (depreciation)	$ 102,112,897

Tax Cost	$ 359,714,868

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,260,449
Capital loss carryforward	$ (420,935,635)
Net unrealized appreciation (depreciation)	$ 102,154,904

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 7,928,671	$ 140,700

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $186,444,286 and $203,425,442, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 47,792	$ 274
Class T	.25%	.25%	54,808	-
Class B	.75%	.25%	28,142	21,120
Class C	.75%	.25%	86,027	7,949
			$ 216,769	$ 29,343

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,450
Class T	2,287
Class B*	7,594
Class C*	697
$ 18,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 59,699.31
Class T	35,532.32
Class B	8,814.31
Class C	26,844.31
International Small Cap Opportunities	1,055,328.30
Institutional Class	5,503.30
	$ 1,191,720

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,186 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

7. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $263,176. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $55,920 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 167,529	$ -
Class T	81,809	-
Class B	11,651	-
Class C	35,378	-
International Small Cap Opportunities	3,548,259	138,653
Institutional Class	16,552	2,047
Total	$ 3,861,178	$ 140,700
From net realized gain
Class A	$ 203,751	$ -
Class T	126,944	-
Class B	31,778	-
Class C	96,486	-
International Small Cap Opportunities	3,588,127	-
Institutional Class	20,407	-
Total	$ 4,067,493	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	502,676	560,746	$ 4,331,157	$ 3,588,317
Reinvestment of distributions	39,668	-	334,402	-
Shares redeemed	(821,208)	(1,093,254)	(7,086,973)	(6,722,964)
Net increase (decrease)	(278,864)	(532,508)	$ (2,421,414)	$ (3,134,647)
Class T
Shares sold	202,721	318,902	$ 1,752,774	$ 2,064,516
Reinvestment of distributions	24,207	-	202,613	-
Shares redeemed	(563,942)	(704,037)	(4,787,797)	(4,201,658)
Net increase (decrease)	(337,014)	(385,135)	$ (2,832,410)	$ (2,137,142)
Class B
Shares sold	33,509	50,745	$ 282,738	$ 317,874
Reinvestment of distributions	4,957	-	40,893	-
Shares redeemed	(89,943)	(133,859)	(751,714)	(788,113)
Net increase (decrease)	(51,477)	(83,114)	$ (428,083)	$ (470,239)
Class C
Shares sold	138,774	196,866	$ 1,172,961	$ 1,233,043
Reinvestment of distributions	13,874	-	114,325	-
Shares redeemed	(301,965)	(662,831)	(2,545,004)	(3,650,532)
Net increase (decrease)	(149,317)	(465,965)	$ (1,257,718)	$ (2,417,489)
International Small Cap Opportunities
Shares sold	11,750,215	7,245,986	$ 101,991,968	$ 48,782,866
Reinvestment of distributions	792,800	21,738	6,738,804	128,470
Shares redeemed	(12,779,026)	(16,613,794)	(110,633,144)	(102,979,613)
Net increase (decrease)	(236,011)	(9,346,070)	$ (1,902,372)	$ (54,068,277)
Institutional Class
Shares sold	111,833	256,950	$ 1,028,388	$ 1,455,739
Reinvestment of distributions	3,263	122	27,765	720
Shares redeemed	(119,898)	(1,302,675)	(1,034,340)	(7,362,592)
Net increase (decrease)	(4,802)	(1,045,603)	$ 21,813	$ (5,906,133)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000- 2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006- 2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.056	$0.04
Class T	12/06/10	12/03/10	$0.025	$0.04
Class B	12/06/10	12/03/10	$0.00	$0.015
Class C	12/06/10	12/03/10	$0.00	$0.015

Class A designates 52%, Class T designates 57%, Class B designates 68%, and Class C designates 68% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.076	$0.0064
Class T	12/07/09	$0.069	$0.0064
Class B	12/07/09	$0.058	$0.0064
Class C	12/07/09	$0.058	$0.0064

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILS-UANN-1210
1.815089.105

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Small Cap Opportunities
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional Class	24.33%	1.89%	2.57%

A From August 2, 2005.

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity AdvisorSM International Small Cap Opportunities Fund: For the year, the fund's Institutional Class shares returned 24.33%, significantly outpacing the 14.31% return of the MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index. Stock picking was most favorable in consumer discretionary, industrials and consumer staples, while the fund's utilities holdings and a small cash position detracted modestly. In country terms, successful positioning in Japan and the U.S. contributed, as did security selection in various emerging markets, especially Brazil, Turkey and South Africa. In Europe, good security selection in Finland and the U.K. outweighed weakness in Switzerland. The fund's top individual contributor was SSL International, a U.K.-based health care products company I sold after it agreed to be acquired. Other contributors included out-of-index positions in U.S.-listed and Sweden-based auto-safety equipment maker Autoliv; PriceSmart, a California-based warehouse club retailer operating in Central America; Banco ABC Brasil, a Brazilian bank; and South African discount retailer Mr Price Group. The fund's three biggest detractors were all, to varying degrees, hurt by the European debt crisis last spring - Greek wind utility Terna Energy, Italian asset manager Azimut Holding and U.K.-based student-housing lender Unite Group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.23%
Actual		$ 1,000.00	$ 1,096.00	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26
Class T	1.49%
Actual		$ 1,000.00	$ 1,094.60	$ 7.87
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class B	1.98%
Actual		$ 1,000.00	$ 1,091.50	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Class C	1.98%
Actual		$ 1,000.00	$ 1,091.60	$ 10.44
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
International Small Cap Opportunities	.97%
Actual		$ 1,000.00	$ 1,097.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,097.20	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan 20.9%
United Kingdom 16.1%
United States of America 12.8%
Canada 5.0%
Brazil 4.1%
Germany 3.7%
France 3.5%
South Africa 3.2%
Finland 2.8%
Other 27.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 21.9%
United Kingdom 17.7%
United States of America 10.6%
Canada 5.2%
Brazil 3.9%
Netherlands 3.8%
France 3.2%
South Africa 2.9%
Singapore 2.8%
Other 28.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.7	98.7
Short-Term Investments and Net Other Assets	2.3	1.3
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	1.6	1.6
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.7
Braskem SA Class A sponsored ADR (Brazil, Chemicals)	1.5	1.0
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	1.5	1.6
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.5	1.3
Azimut Holdings SpA (Italy, Capital Markets)	1.4	1.6
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.3	1.2
Outotec OYJ (Finland, Construction & Engineering)	1.3	1.2
Nippon Thompson Co. Ltd. (Japan, Machinery)	1.3	1.4
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	1.3	1.2
	14.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.8	20.2
Financials	19.9	21.0
Consumer Discretionary	17.1	17.6
Materials	10.8	10.6
Consumer Staples	8.5	8.0
Information Technology	8.4	7.5
Health Care	6.4	7.5
Energy	5.4	5.6
Utilities	0.4	0.5
Telecommunication Services	0.0	0.2

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 1.0%
MAp Group unit	840,958	$ 2,512,726
OZ Minerals Ltd.	1,167,654	1,790,191
TOTAL AUSTRALIA		4,302,917
Austria - 0.8%
Andritz AG	44,600	3,415,709
Bailiwick of Guernsey - 0.8%
Resolution Ltd.	860,273	3,609,732
Bailiwick of Jersey - 1.3%
Informa PLC	530,236	3,703,897
Randgold Resources Ltd. sponsored ADR	23,600	2,216,512
TOTAL BAILIWICK OF JERSEY		5,920,409
Belgium - 1.4%
Gimv NV	39,800	2,200,236
Umicore SA	89,474	4,210,543
TOTAL BELGIUM		6,410,779
Bermuda - 2.0%
Aquarius Platinum Ltd. (Australia)	301,589	1,734,301
Great Eagle Holdings Ltd.	857,000	2,565,057
Lazard Ltd. Class A	25,000	922,500
Seadrill Ltd.	34,398	1,041,456
Trinity Ltd.	2,680,000	2,679,568
TOTAL BERMUDA		8,942,882
Brazil - 4.1%
Banco ABC Brasil SA	535,300	5,273,706
BR Malls Participacoes SA	181,600	1,734,658
Braskem SA Class A sponsored ADR (d)	324,400	6,763,740
Iguatemi Empresa de Shopping Centers SA	39,800	928,791
Multiplan Empreendimentos Imobiliarios SA	47,800	1,095,815
Odontoprev SA	151,500	2,226,370
TOTAL BRAZIL		18,023,080
Canada - 5.0%
Agnico-Eagle Mines Ltd. (Canada)	25,100	1,946,671
Eldorado Gold Corp.	104,600	1,771,195
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,190	2,941,069
Niko Resources Ltd.	54,400	5,189,842
Open Text Corp. (a)	40,500	1,791,705
Pan American Silver Corp.	53,400	1,704,528
Common Stocks - continued
	Shares	Value
Canada - continued
Petrobank Energy & Resources Ltd. (a)	140,800	$ 5,603,561
Quadra FNX Mining Ltd. (a)	76,400	1,078,694
TOTAL CANADA		22,027,265
Cayman Islands - 1.2%
China Lilang Ltd.	1,443,000	2,256,302
Vantage Drilling Co. (a)	725,331	1,247,569
Wynn Macau Ltd.	762,000	1,684,977
TOTAL CAYMAN ISLANDS		5,188,848
China - 0.1%
China Hongxing Sports Ltd.	4,264,000	576,528
Cyprus - 0.1%
AFI Development PLC GDR (Reg. S)	470,800	555,544
Denmark - 0.5%
William Demant Holding AS (a)	28,533	2,138,737
Finland - 2.8%
Metso Corp.	57,500	2,725,885
Nokian Tyres PLC (d)	111,400	3,859,688
Outotec OYJ (d)	127,800	5,964,328
TOTAL FINLAND		12,549,901
France - 3.5%
Audika SA	120,384	2,939,771
Laurent-Perrier Group	25,963	2,925,862
Remy Cointreau SA	47,298	3,320,914
Saft Groupe SA	85,419	3,262,605
Vetoquinol SA	21,539	912,900
Virbac SA	13,000	2,091,976
TOTAL FRANCE		15,454,028
Germany - 3.7%
alstria office REIT-AG	75,100	1,046,024
Bilfinger Berger Se	44,776	3,260,346
Colonia Real Estate AG (a)	386,909	2,538,927
CTS Eventim AG	57,996	3,273,133
Fielmann AG	27,537	2,779,852
Software AG (Bearer)	24,227	3,394,663
TOTAL GERMANY		16,292,945
Greece - 0.4%
Terna Energy SA	443,751	1,907,943
Common Stocks - continued
	Shares	Value
India - 0.7%
Apollo Tyres Ltd.	514,796	$ 830,991
Jyothy Laboratories Ltd.	351,322	2,187,589
TOTAL INDIA		3,018,580
Ireland - 0.6%
James Hardie Industries NV sponsored ADR (a)	106,775	2,838,080
Israel - 0.6%
Azrieli Group	68,005	1,752,976
Ituran Location & Control Ltd.	70,645	1,098,530
TOTAL ISRAEL		2,851,506
Italy - 2.3%
Azimut Holdings SpA	626,773	6,392,664
Interpump Group SpA (a)	590,858	3,853,825
TOTAL ITALY		10,246,489
Japan - 20.9%
Aozora Bank Ltd.	1,335,000	2,239,654
Asahi Co. Ltd. (d)	72,000	1,064,745
Autobacs Seven Co. Ltd.	102,200	3,829,166
Daikoku Denki Co. Ltd.	150,800	1,705,331
Daikokutenbussan Co. Ltd.	105,500	3,697,154
FCC Co. Ltd.	147,900	3,174,143
Fukuoka (REIT) Investment Fund	189	1,268,299
GCA Savvian Group Corp. (a)	1,694	1,606,216
Glory Ltd.	58,400	1,288,182
Goldcrest Co. Ltd.	54,690	1,180,521
Japan Steel Works Ltd.	229,000	2,184,908
Kamigumi Co. Ltd.	298,000	2,329,340
Kobayashi Pharmaceutical Co. Ltd.	142,700	6,649,994
Kyoto Kimono Yuzen Co. Ltd.	109,900	1,195,011
Meiko Network Japan Co. Ltd.	120,500	1,004,791
Miraial Co. Ltd.	44,000	1,078,812
MS&AD Insurance Group Holdings, Inc.	38,660	926,174
Nabtesco Corp.	205,000	3,630,235
Nachi-Fujikoshi Corp.	858,000	2,569,628
Nagaileben Co. Ltd.	39,900	946,057
Nihon M&A Center, Inc.	381	1,377,793
Nihon Parkerizing Co. Ltd.	162,000	2,127,923
Nippon Seiki Co. Ltd.	186,000	1,883,808
Nippon Thompson Co. Ltd.	832,000	5,769,305
Nitto Kohki Co. Ltd.	38,900	917,029
Common Stocks - continued
	Shares	Value
Japan - continued
Obic Co. Ltd.	13,240	$ 2,444,966
Osaka Securities Exchange Co. Ltd.	1,381	6,950,478
OSG Corp.	171,600	1,793,409
SAZABY, Inc.	49,300	918,976
SHO-BOND Holdings Co. Ltd.	112,200	2,400,999
Shoei Co. Ltd.	68,800	623,278
The Nippon Synthetic Chemical Industry Co. Ltd.	180,000	1,055,797
THK Co. Ltd.	107,700	2,071,823
Toho Holdings Co. Ltd.	138,600	1,941,123
Tsumura & Co.	75,000	2,307,692
Tsutsumi Jewelry Co. Ltd.	41,400	974,935
USS Co. Ltd.	89,540	6,965,577
Yamatake Corp.	81,000	1,971,903
Yamato Kogyo Co. Ltd.	188,700	4,840,025
TOTAL JAPAN		92,905,200
Korea (South) - 0.8%
NCsoft Corp.	4,673	1,028,517
NHN Corp. (a)	13,235	2,348,050
TOTAL KOREA (SOUTH)		3,376,567
Luxembourg - 0.3%
GlobeOp Financial Services SA	243,800	1,192,319
Netherlands - 2.8%
Aalberts Industries NV	192,200	3,510,107
ASM International NV unit (a)(d)	167,800	4,287,290
Heijmans NV unit (a)	81,690	1,540,195
QIAGEN NV (a)(d)	166,200	3,126,222
TOTAL NETHERLANDS		12,463,814
Norway - 0.4%
Sevan Marine ASA (a)	1,190,500	1,604,116
Papua New Guinea - 0.2%
Oil Search Ltd.	164,418	1,027,640
Philippines - 0.3%
Jollibee Food Corp.	545,210	1,124,734
Portugal - 0.6%
Jeronimo Martins SGPS SA	179,600	2,693,970
Singapore - 2.3%
Allgreen Properties Ltd.	2,765,000	2,542,185
Keppel Land Ltd.	321,000	1,098,687
Common Stocks - continued
	Shares	Value
Singapore - continued
Singapore Exchange Ltd.	622,000	$ 4,229,004
Wing Tai Holdings Ltd.	1,817,000	2,456,733
TOTAL SINGAPORE		10,326,609
South Africa - 3.2%
African Rainbow Minerals Ltd.	155,700	3,972,155
Clicks Group Ltd.	595,513	3,885,046
JSE Ltd.	219,281	2,472,959
Mr Price Group Ltd.	445,900	4,052,219
TOTAL SOUTH AFRICA		14,382,379
Spain - 1.5%
Grifols SA (d)	50,332	814,851
Prosegur Compania de Seguridad SA (Reg.)	100,209	6,004,106
TOTAL SPAIN		6,818,957
Sweden - 1.1%
Intrum Justitia AB	166,800	2,296,695
Swedish Match Co.	84,600	2,363,928
TOTAL SWEDEN		4,660,623
Switzerland - 1.8%
Bank Sarasin & Co. Ltd. Series B (Reg.)	141,200	5,164,017
Sonova Holding AG Class B	23,726	2,747,767
TOTAL SWITZERLAND		7,911,784
Turkey - 2.0%
Albaraka Turk Katilim Bankasi AS	1,230,000	2,469,776
Anadolu Efes Biracilik ve Malt Sanayii AS	113,000	1,804,155
Asya Katilim Bankasi AS	896,000	2,311,371
Coca-Cola Icecek AS	190,000	2,437,426
TOTAL TURKEY		9,022,728
United Kingdom - 16.1%
AMEC PLC	135,700	2,361,092
Babcock International Group PLC	314,700	2,924,340
Bellway PLC	223,172	1,909,344
Britvic PLC	391,200	3,023,495
Cobham PLC	499,200	1,852,321
Dechra Pharmaceuticals PLC	173,400	1,472,408
Derwent London PLC	70,900	1,726,605
Great Portland Estates PLC	522,489	2,892,200
H&T Group PLC (d)	371,803	2,078,938
Common Stocks - continued
	Shares	Value
United Kingdom - continued
InterContinental Hotel Group PLC ADR (d)	195,500	$ 3,782,925
Johnson Matthey PLC	132,689	4,068,928
Meggitt PLC	785,545	4,154,510
Micro Focus International PLC	321,800	1,968,453
Mothercare PLC	323,401	2,722,810
Persimmon PLC	256,563	1,401,689
Rotork PLC	65,300	1,752,392
Serco Group PLC	570,476	5,611,887
Shaftesbury PLC	456,732	3,263,619
Spectris PLC	207,487	3,753,082
Spirax-Sarco Engineering PLC	184,230	5,339,519
Ted Baker PLC	249,000	2,453,452
Ultra Electronics Holdings PLC	100,669	3,001,548
Unite Group PLC (a)	1,339,170	4,462,747
Victrex PLC	178,582	3,693,747
TOTAL UNITED KINGDOM		71,672,051
United States of America - 10.5%
Advanced Energy Industries, Inc. (a)	210,419	3,021,617
Autoliv, Inc.	66,600	4,748,580
Cymer, Inc. (a)	92,100	3,403,095
Dril-Quip, Inc. (a)	29,100	2,010,810
Evercore Partners, Inc. Class A	42,700	1,296,372
ION Geophysical Corp. (a)(d)	455,889	2,229,297
Juniper Networks, Inc. (a)	108,200	3,504,598
Kansas City Southern (a)	84,300	3,694,026
Lam Research Corp. (a)	23,203	1,062,465
Martin Marietta Materials, Inc. (d)	23,900	1,923,472
Mohawk Industries, Inc. (a)	81,000	4,644,540
Oceaneering International, Inc. (a)	19,400	1,200,278
PriceSmart, Inc.	228,296	6,695,922
ResMed, Inc. (a)	148,200	4,723,134
Solera Holdings, Inc.	22,500	1,081,125
Solutia, Inc. (a)	66,156	1,198,085
TOTAL UNITED STATES OF AMERICA		46,437,416
TOTAL COMMON STOCKS (Cost $328,402,495)		433,892,809
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	10,922,935	$ 10,922,935
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	17,012,021	17,012,021
TOTAL MONEY MARKET FUNDS (Cost $27,934,956)		27,934,956
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $356,337,451)		461,827,765
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(17,810,509)
NET ASSETS - 100%		$ 444,017,256
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,535
Fidelity Securities Lending Cash Central Fund	263,176
Total	$ 275,711
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 92,905,200	$ 89,794,118	$ 3,111,082	$ -
United Kingdom	71,672,051	71,672,051	-	-
United States of America	46,437,416	46,437,416	-	-
Canada	22,027,265	22,027,265	-	-
Brazil	18,023,080	18,023,080	-	-
Germany	16,292,945	16,292,945	-	-
France	15,454,028	15,454,028	-	-
South Africa	14,382,379	14,382,379	-	-
Finland	12,549,901	12,549,901	-	-
Other	124,148,544	123,317,553	830,991	-
Money Market Funds	27,934,956	27,934,956	-	-
Total Investments in Securities:	$ 461,827,765	$ 457,885,692	$ 3,942,073	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $420,935,635 of which $90,555,924 and $330,379,711 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $16,477,464) - See accompanying schedule: Unaffiliated issuers (cost $328,402,495)	$ 433,892,809
Fidelity Central Funds (cost $27,934,956)	27,934,956
Total Investments (cost $356,337,451)		$ 461,827,765
Foreign currency held at value (cost $144,438)		144,438
Receivable for investments sold		3,451,646
Receivable for fund shares sold		265,800
Dividends receivable		1,033,772
Distributions receivable from Fidelity Central Funds		13,747
Other receivables		16,199
Total assets		466,753,367

Liabilities
Payable for investments purchased	$ 4,888,295
Payable for fund shares redeemed	393,945
Accrued management fee	223,687
Distribution and service plan fees payable	18,734
Other affiliated payables	122,810
Other payables and accrued expenses	76,619
Collateral on securities loaned, at value	17,012,021
Total liabilities		22,736,111

Net Assets		$ 444,017,256
Net Assets consist of:
Paid in capital		$ 757,537,538
Undistributed net investment income		3,575,839
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(422,628,442)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,532,321
Net Assets		$ 444,017,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,227,814 ÷ 2,060,269 shares)	$ 9.82

Maximum offering price per share (100/94.25 of $9.82)	$ 10.42
Class T: Net Asset Value and redemption price per share ($11,202,002 ÷ 1,152,196 shares)	$ 9.72

Maximum offering price per share (100/96.50 of $9.72)	$ 10.07
Class B: Net Asset Value and offering price per share ($2,902,474 ÷ 304,234 shares)A	$ 9.54

Class C: Net Asset Value and offering price per share ($8,935,535 ÷ 937,891 shares)A	$ 9.53

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($398,331,167 ÷ 40,172,676 shares)	$ 9.92

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,418,264 ÷ 243,597 shares)	$ 9.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 7,608,270
Interest		5
Income from Fidelity Central Funds		275,711
Income before foreign taxes withheld		7,883,986
Less foreign taxes withheld		(520,283)
Total income		7,363,703

Expenses
Management fee Basic fee	$ 3,343,372
Performance adjustment	(1,495,592)
Transfer agent fees	1,191,720
Distribution and service plan fees	216,769
Accounting and security lending fees	206,297
Custodian fees and expenses	124,178
Independent trustees' compensation	2,177
Registration fees	77,687
Audit	71,763
Legal	1,903
Miscellaneous	5,248
Total expenses before reductions	3,745,522
Expense reductions	(55,920)	3,689,602
Net investment income (loss)		3,674,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,545,504
Foreign currency transactions	(57,981)
Total net realized gain (loss)		58,487,523
Change in net unrealized appreciation (depreciation) on: Investment securities	25,226,622
Assets and liabilities in foreign currencies	27,111
Total change in net unrealized appreciation (depreciation)		25,253,733
Net gain (loss)		83,741,256
Net increase (decrease) in net assets resulting from operations		$ 87,415,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,674,101	$ 3,774,364
Net realized gain (loss)	58,487,523	(316,364,225)
Change in net unrealized appreciation (depreciation)	25,253,733	391,843,877
Net increase (decrease) in net assets resulting from operations	87,415,357	79,254,016
Distributions to shareholders from net investment income	(3,861,178)	(140,700)
Distributions to shareholders from net realized gain	(4,067,493)	-
Total distributions	(7,928,671)	(140,700)
Share transactions - net increase (decrease)	(8,820,184)	(68,133,927)
Redemption fees	60,781	113,424
Total increase (decrease) in net assets	70,727,283	11,092,813

Net Assets
Beginning of period	373,289,973	362,197,160
End of period (including undistributed net investment income of $3,575,839 and undistributed net investment income of $3,633,664, respectively)	$ 444,017,256	$ 373,289,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 6.24	$ 18.97	$ 14.18	$ 10.41
Income from Investment Operations
Net investment income (loss)C	.06	.06	.02	.02	-G
Net realized and unrealized gain (loss)	1.85	1.77	(10.85)	4.76	3.74
Total from investment operations	1.91	1.83	(10.83)	4.78	3.74
Distributions from net investment income	(.07)	-	(.03)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-G
Total distributions	(.16)	-	(1.90)H	-	-G
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.82	$ 8.07	$ 6.24	$ 18.97	$ 14.18
Total ReturnA,B	24.05%	29.33%	(62.98)%	33.78%	36.25%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.16%	.94%	1.75%	1.63%	1.63%
Expenses net of fee waivers, if any	1.16%	.94%	1.66%	1.63%	1.63%
Expenses net of all reductions	1.15%	.89%	1.62%	1.59%	1.51%
Net investment income (loss)	.74%	1.00%	.13%	.10%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,228	$ 18,883	$ 17,905	$ 70,785	$ 35,674
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 6.20	$ 18.85	$ 14.12	$ 10.38
Income from Investment Operations
Net investment income (loss)C	.04	.05	(.02)	(.02)	(.03)
Net realized and unrealized gain (loss)	1.83	1.75	(10.78)	4.74	3.74
Total from investment operations	1.87	1.80	(10.80)	4.72	3.71
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.85)	-	-
Total distributions	(.15)	-	(1.85)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.72	$ 8.00	$ 6.20	$ 18.85	$ 14.12
Total ReturnA,B	23.65%	29.03%	(63.08)%	33.50%	36.03%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.43%	1.20%	2.00%	1.85%	1.85%
Expenses net of fee waivers, if any	1.43%	1.20%	1.91%	1.85%	1.85%
Expenses net of all reductions	1.41%	1.15%	1.87%	1.81%	1.74%
Net investment income (loss)	.48%	.74%	(.12)%	(.13)%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,202	$ 11,915	$ 11,614	$ 46,568	$ 28,309
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.87	$ 6.12	$ 18.64	$ 14.04	$ 10.37
Income from Investment Operations
Net investment income (loss)C	(-)G	.02	(.08)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.79	1.73	(10.68)	4.70	3.74
Total from investment operations	1.79	1.75	(10.76)	4.59	3.64
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.76)	-	-
Total distributions	(.12)	-	(1.76)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.54	$ 7.87	$ 6.12	$ 18.64	$ 14.04
Total ReturnA,B	23.03%	28.59%	(63.32)%	32.76%	35.39%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.91%	1.69%	2.51%	2.40%	2.45%
Expenses net of fee waivers, if any	1.91%	1.69%	2.41%	2.40%	2.41%
Expenses net of all reductions	1.90%	1.64%	2.38%	2.36%	2.30%
Net investment income (loss)	(.01)%	.25%	(.62)%	(.67)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,902	$ 2,799	$ 2,687	$ 10,975	$ 7,709
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 7.86	$ 6.11	$ 18.63	$ 14.03	$ 10.37
Income from Investment Operations
Net investment income (loss)C	(-)G	.02	(.08)	(.11)	(.10)
Net realized and unrealized gain (loss)	1.79	1.73	(10.66)	4.70	3.73
Total from investment operations	1.79	1.75	(10.74)	4.59	3.63
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.09)	-	(1.78)	-	-
Total distributions	(.12)	-	(1.78)H	-	-
Redemption fees added to paid in capitalC	-G	-G	-G	.01	.03
Net asset value, end of period	$ 9.53	$ 7.86	$ 6.11	$ 18.63	$ 14.03
Total ReturnA,B	23.06%	28.64%	(63.32)%	32.79%	35.29%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.91%	1.68%	2.51%	2.38%	2.38%
Expenses net of fee waivers, if any	1.91%	1.68%	2.41%	2.38%	2.38%
Expenses net of all reductions	1.90%	1.63%	2.38%	2.34%	2.27%
Net investment income (loss)	(.01)%	.26%	(.62)%	(.66)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,936	$ 8,543	$ 9,497	$ 40,894	$ 26,320
Portfolio turnover rateE	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 6.28	$ 19.09	$ 14.23	$ 10.40
Income from Investment Operations
Net investment income (loss)B	.09	.08	.05	.07	.05
Net realized and unrealized gain (loss)	1.87	1.78	(10.92)	4.78	3.75
Total from investment operations	1.96	1.86	(10.87)	4.85	3.80
Distributions from net investment income	(.09)	-F	(.06)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-F
Total distributions	(.18)	-F	(1.94)G	-	-F
Redemption fees added to paid in capitalB	-F	-F	-F	.01	.03
Net asset value, end of period	$ 9.92	$ 8.14	$ 6.28	$ 19.09	$ 14.23
Total ReturnA	24.43%	29.68%	(62.91)%	34.15%	36.86%
Ratios to Average Net AssetsC,E
Expenses before reductions	.91%	.68%	1.44%	1.30%	1.28%
Expenses net of fee waivers, if any	.91%	.68%	1.44%	1.30%	1.28%
Expenses net of all reductions	.89%	.64%	1.40%	1.25%	1.16%
Net investment income (loss)	1.00%	1.25%	.36%	.43%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 398,331	$ 329,128	$ 312,376	$ 1,433,844	$ 981,210
Portfolio turnover rateD	49%	174%	61%	107%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 6.27	$ 19.09	$ 14.22	$ 10.40
Income from Investment Operations
Net investment income (loss)B	.09	.08	.05	.08	.05
Net realized and unrealized gain (loss)	1.86	1.79	(10.92)	4.78	3.74
Total from investment operations	1.95	1.87	(10.87)	4.86	3.79
Distributions from net investment income	(.07)	-F	(.07)	-	-
Distributions from net realized gain	(.09)	-	(1.88)	-	-F
Total distributions	(.16)	-F	(1.95)G	-	-F
Redemption fees added to paid in capitalB	-F	-F	-F	.01	.03
Net asset value, end of period	$ 9.93	$ 8.14	$ 6.27	$ 19.09	$ 14.22
Total ReturnA	24.33%	29.87%	(62.95)%	34.25%	36.77%
Ratios to Average Net AssetsC,E
Expenses before reductions	.90%	.68%	1.40%	1.29%	1.25%
Expenses net of fee waivers, if any	.90%	.68%	1.40%	1.29%	1.25%
Expenses net of all reductions	.88%	.64%	1.37%	1.25%	1.14%
Net investment income (loss)	1.01%	1.25%	.39%	.44%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,418	$ 2,022	$ 8,117	$ 27,609	$ 13,954
Portfolio turnover rateD	49%	174%	61%	107%	164%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,936,787
Gross unrealized depreciation	(8,823,890)
Net unrealized appreciation (depreciation)	$ 102,112,897

Tax Cost	$ 359,714,868

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,260,449
Capital loss carryforward	$ (420,935,635)
Net unrealized appreciation (depreciation)	$ 102,154,904

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 7,928,671	$ 140,700

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $186,444,286 and $203,425,442, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 47,792	$ 274
Class T	.25%	.25%	54,808	-
Class B	.75%	.25%	28,142	21,120
Class C	.75%	.25%	86,027	7,949
			$ 216,769	$ 29,343

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,450
Class T	2,287
Class B*	7,594
Class C*	697
$ 18,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 59,699.31
Class T	35,532.32
Class B	8,814.31
Class C	26,844.31
International Small Cap Opportunities	1,055,328.30
Institutional Class	5,503.30
	$ 1,191,720

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,186 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,513 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

7. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $263,176. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $55,920 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 167,529	$ -
Class T	81,809	-
Class B	11,651	-
Class C	35,378	-
International Small Cap Opportunities	3,548,259	138,653
Institutional Class	16,552	2,047
Total	$ 3,861,178	$ 140,700
From net realized gain
Class A	$ 203,751	$ -
Class T	126,944	-
Class B	31,778	-
Class C	96,486	-
International Small Cap Opportunities	3,588,127	-
Institutional Class	20,407	-
Total	$ 4,067,493	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	502,676	560,746	$ 4,331,157	$ 3,588,317
Reinvestment of distributions	39,668	-	334,402	-
Shares redeemed	(821,208)	(1,093,254)	(7,086,973)	(6,722,964)
Net increase (decrease)	(278,864)	(532,508)	$ (2,421,414)	$ (3,134,647)
Class T
Shares sold	202,721	318,902	$ 1,752,774	$ 2,064,516
Reinvestment of distributions	24,207	-	202,613	-
Shares redeemed	(563,942)	(704,037)	(4,787,797)	(4,201,658)
Net increase (decrease)	(337,014)	(385,135)	$ (2,832,410)	$ (2,137,142)
Class B
Shares sold	33,509	50,745	$ 282,738	$ 317,874
Reinvestment of distributions	4,957	-	40,893	-
Shares redeemed	(89,943)	(133,859)	(751,714)	(788,113)
Net increase (decrease)	(51,477)	(83,114)	$ (428,083)	$ (470,239)
Class C
Shares sold	138,774	196,866	$ 1,172,961	$ 1,233,043
Reinvestment of distributions	13,874	-	114,325	-
Shares redeemed	(301,965)	(662,831)	(2,545,004)	(3,650,532)
Net increase (decrease)	(149,317)	(465,965)	$ (1,257,718)	$ (2,417,489)
International Small Cap Opportunities
Shares sold	11,750,215	7,245,986	$ 101,991,968	$ 48,782,866
Reinvestment of distributions	792,800	21,738	6,738,804	128,470
Shares redeemed	(12,779,026)	(16,613,794)	(110,633,144)	(102,979,613)
Net increase (decrease)	(236,011)	(9,346,070)	$ (1,902,372)	$ (54,068,277)
Institutional Class
Shares sold	111,833	256,950	$ 1,028,388	$ 1,455,739
Reinvestment of distributions	3,263	122	27,765	720
Shares redeemed	(119,898)	(1,302,675)	(1,034,340)	(7,362,592)
Net increase (decrease)	(4,802)	(1,045,603)	$ 21,813	$ (5,906,133)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000- 2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006- 2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.089	$0.04

Institutional Class designates 52% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.075	$0.0064

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILSI-UANN-1210
1.815081.105

Fidelity®
International Value
Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of classA
Fidelity International Value Fund	7.95%	-1.89%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from George Stairs, Portfolio Manager of Fidelity® International Value Fund: For the year, the fund's Retail Class shares rose 7.95%, outpacing the 4.79% return of the MSCI EAFE® (Europe, Australasia, Far East) Value Index. The fund benefited from stock selection in financials, consumer discretionary and energy. Within financials, my picks in banks were particularly helpful, especially Canada's Toronto-Dominion Bank and underweighting Spain's Banco Santander. In contrast, the fund was hurt by positioning in the capital goods industry within the industrials sector, as well as in telecommunication services. In country terms, security selection in Japan and a number of emerging markets worked out very well. European results were mixed. Stock picking was very good in the U.K. and, to a lesser extent, Norway, but disappointing in Denmark, France, Switzerland and Germany. Underweighting Japan and overweighting Hong Kong aided results. In the U.K., a position in mining company Rio Tinto and an underweighting in energy producer BP helped, as did Norwegian and Bermudan oil driller Seadrill. The fund's biggest individual detractors included Vestas Wind Systems, a Danish wind turbine manufacturer; French insurance company AXA; and Spanish telecom company Telefonica. Several of the names mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.39%
Actual		$ 1,000.00	$ 1,053.80	$ 7.20
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.66%
Actual		$ 1,000.00	$ 1,052.60	$ 8.59
Hypothetical A		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.15%
Actual		$ 1,000.00	$ 1,049.90	$ 11.11
Hypothetical A		$ 1,000.00	$ 1,014.37	$ 10.92
Class C	2.14%
Actual		$ 1,000.00	$ 1,049.90	$ 11.06
Hypothetical A		$ 1,000.00	$ 1,014.42	$ 10.87
International Value	1.09%
Actual		$ 1,000.00	$ 1,056.50	$ 5.65
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.55
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,055.10	$ 5.13
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 18.9%
Japan 18.3%
France 10.7%
Germany 6.9%
Spain 6.6%
Switzerland 4.6%
Hong Kong 4.2%
Netherlands 3.9%
Italy 3.1%
Other 22.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 19.2%
United Kingdom 18.1%
France 11.5%
Germany 6.8%
Switzerland 4.8%
Hong Kong 4.3%
Spain 3.7%
Italy 3.4%
Australia 3.2%
Other 25.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.6
Short-Term Investments and Net Other Assets	1.0	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.8	3.8
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.9	2.1
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.1	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	1.9
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.4
AXA SA sponsored ADR (France, Insurance)	2.0	2.1
Banco Santander SA (Spain, Commercial Banks)	2.0	1.9
Zurich Financial Services AG (Switzerland, Insurance)	1.8	1.6
ING Groep NV (Netherlands, Diversified Financial Services)	1.8	1.0
	22.4
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	38.4	36.6
Energy	11.1	11.5
Consumer Discretionary	10.8	10.9
Industrials	8.2	8.4
Materials	6.7	7.0
Utilities	6.3	7.2
Telecommunication Services	6.2	5.6
Information Technology	4.7	4.6
Health Care	4.4	4.6
Consumer Staples	2.2	2.2

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 2.5%
Commonwealth Bank of Australia	9,042	$ 433,156
Macquarie Group Ltd.	49,337	1,749,654
Wesfarmers Ltd.	19,149	621,684
Westfield Group unit	127,286	1,543,733
TOTAL AUSTRALIA		4,348,227
Bailiwick of Jersey - 1.4%
Informa PLC	102,820	718,236
United Business Media Ltd.	101,800	1,073,191
WPP PLC	54,427	632,412
TOTAL BAILIWICK OF JERSEY		2,423,839
Bermuda - 1.0%
Seadrill Ltd. (d)	43,600	1,320,062
VimpelCom Ltd. ADR (a)	30,100	461,433
TOTAL BERMUDA		1,781,495
Brazil - 1.9%
Banco do Brasil SA	53,138	1,033,898
Banco Santander (Brasil) SA ADR	45,900	660,960
Cyrela Brazil Realty SA	35,700	493,152
Itau Unibanco Banco Multiplo SA ADR	12,933	317,634
Vivo Participacoes SA sponsored ADR	30,200	864,928
TOTAL BRAZIL		3,370,572
Canada - 2.4%
Open Text Corp. (a)	8,000	353,917
Petrobank Energy & Resources Ltd. (a)	20,700	823,819
Power Corp. of Canada (sub. vtg.) (d)	20,500	572,046
Suncor Energy, Inc.	24,900	797,855
Toronto-Dominion Bank	22,800	1,641,985
TOTAL CANADA		4,189,622
Cayman Islands - 0.6%
China High Speed Transmission Equipment Group Co. Ltd.	179,000	365,794
Hengdeli Holdings Ltd.	1,240,000	687,889
TOTAL CAYMAN ISLANDS		1,053,683
China - 1.2%
China Merchants Bank Co. Ltd. (H Shares)	325,572	924,055
Common Stocks - continued
	Shares	Value
China - continued
Industrial & Commercial Bank of China Ltd. (H Shares)	983,000	$ 791,346
Nine Dragons Paper (Holdings) Ltd.	251,000	404,773
TOTAL CHINA		2,120,174
Denmark - 1.0%
Novo Nordisk AS Series B	6,704	703,801
Vestas Wind Systems AS (a)(d)	30,005	957,410
TOTAL DENMARK		1,661,211
France - 10.7%
Alstom SA	8,417	424,671
Atos Origin SA (a)	9,086	420,054
AXA SA sponsored ADR	188,900	3,443,647
BNP Paribas SA	26,393	1,929,875
Christian Dior SA	4,700	679,814
Compagnie de St. Gobain	24,678	1,152,390
Credit Agricole SA	56,600	927,353
PPR SA	6,800	1,114,607
Sanofi-Aventis sponsored ADR	41,300	1,450,043
Schneider Electric SA	6,563	931,473
Societe Generale Series A	45,507	2,724,374
Total SA	2,900	157,819
Total SA sponsored ADR	31,800	1,732,464
Unibail-Rodamco	7,266	1,513,508
TOTAL FRANCE		18,602,092
Germany - 6.8%
Allianz AG sponsored ADR	51,500	645,295
BASF AG	16,700	1,214,842
Bayerische Motoren Werke AG (BMW)	11,233	805,109
Daimler AG (United States) (a)	30,400	2,006,400
Deutsche Boerse AG	11,000	773,869
E.ON AG	81,327	2,546,155
HeidelbergCement AG	23,800	1,244,684
Metro AG	10,300	721,756
Munich Re Group	9,123	1,426,193
Volkswagen AG (d)	3,837	503,787
TOTAL GERMANY		11,888,090
Common Stocks - continued
	Shares	Value
Greece - 0.3%
Hellenic Telecommunications Organization SA	21,569	$ 172,247
Public Power Corp. of Greece	22,520	377,592
TOTAL GREECE		549,839
Hong Kong - 4.2%
China Resources Power Holdings Co. Ltd.	396,000	762,241
CNOOC Ltd.	423,000	883,105
Hang Lung Group Ltd.	52,000	345,157
Hutchison Whampoa Ltd.	35,000	344,977
Swire Pacific Ltd. (A Shares)	123,300	1,749,782
Techtronic Industries Co. Ltd.	727,500	736,768
Wharf Holdings Ltd.	367,000	2,409,973
TOTAL HONG KONG		7,232,003
India - 0.5%
Bank of Baroda	37,000	877,878
Punjab National Bank	288	9,381
TOTAL INDIA		887,259
Indonesia - 0.9%
PT Bank Rakyat Indonesia Tbk	803,000	1,024,245
PT Semen Gresik (Persero) Tbk	497,500	545,510
TOTAL INDONESIA		1,569,755
Ireland - 0.3%
CRH PLC sponsored ADR	30,000	530,100
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	16,700	866,730
Italy - 2.2%
ENI SpA	19,300	434,475
Intesa Sanpaolo SpA	647,919	2,278,660
UniCredit SpA	389,609	1,015,393
TOTAL ITALY		3,728,528
Japan - 18.3%
ABC-Mart, Inc.	14,100	479,579
Aisin Seiki Co. Ltd.	30,900	970,353
Credit Saison Co. Ltd.	18,500	262,398
Denso Corp.	45,200	1,405,634
East Japan Railway Co.	18,500	1,142,440
Honda Motor Co. Ltd.	31,500	1,135,537
Japan Retail Fund Investment Corp.	714	1,115,320
Common Stocks - continued
	Shares	Value
Japan - continued
Japan Tobacco, Inc.	97	$ 301,348
JSR Corp.	26,900	465,660
Konica Minolta Holdings, Inc.	50,500	487,979
Miraca Holdings, Inc.	12,100	435,462
Mitsubishi UFJ Financial Group, Inc.	562,300	2,609,637
Mitsui & Co. Ltd.	235,400	3,702,232
Nippon Electric Glass Co. Ltd.	105,000	1,349,651
Nippon Telegraph & Telephone Corp.	10,800	487,084
Obic Co. Ltd.	3,880	716,501
ORIX Corp.	16,480	1,503,209
Promise Co. Ltd. (d)	59,900	250,855
Ricoh Co. Ltd.	30,000	419,659
Seven & i Holdings Co., Ltd.	19,700	457,297
SOFTBANK CORP.	16,600	533,109
Sumitomo Corp.	148,700	1,882,662
Sumitomo Metal Industries Ltd.	180,000	417,777
Sumitomo Mitsui Financial Group, Inc.	50,300	1,501,342
Tokio Marine Holdings, Inc.	26,000	731,012
Tokyo Electron Ltd.	16,800	947,912
Tokyo Gas Co. Ltd.	429,000	2,018,396
Toyota Motor Corp.	70,000	2,479,419
USS Co. Ltd.	6,120	476,093
West Japan Railway Co.	132	490,049
Xebio Co. Ltd.	2,900	56,940
Yamada Denki Co. Ltd.	9,260	601,837
TOTAL JAPAN		31,834,383
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	1,245	824,833
Shinhan Financial Group Co. Ltd.	15,815	612,488
Shinhan Financial Group Co. Ltd. sponsored ADR	2,600	202,202
TOTAL KOREA (SOUTH)		1,639,523
Luxembourg - 1.0%
ArcelorMittal SA:
(Netherlands)	17,800	575,834
Class A unit (d)	33,600	1,087,968
TOTAL LUXEMBOURG		1,663,802
Netherlands - 3.9%
Gemalto NV	21,398	974,213
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	131,968	1,411,530
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV: - continued
sponsored ADR (a)(d)	164,100	$ 1,768,998
Koninklijke Ahold NV	43,888	606,405
Koninklijke KPN NV	70,720	1,180,840
Randstad Holdings NV (a)	16,139	768,016
TOTAL NETHERLANDS		6,710,002
Norway - 1.0%
Aker Solutions ASA	86,460	1,316,238
DnB NOR ASA	32,800	450,074
TOTAL NORWAY		1,766,312
Portugal - 0.7%
Energias de Portugal SA	337,291	1,290,170
Russia - 0.6%
Mechel Steel Group OAO sponsored ADR	20,500	482,775
OAO Gazprom sponsored ADR	26,900	587,765
TOTAL RUSSIA		1,070,540
Singapore - 1.7%
DBS Group Holdings Ltd.	39,585	425,119
United Overseas Bank Ltd.	126,200	1,817,483
Yanlord Land Group Ltd.	564,000	749,502
TOTAL SINGAPORE		2,992,104
South Africa - 0.2%
Impala Platinum Holdings Ltd.	12,300	347,663
Spain - 6.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	185,716	2,442,165
Banco Santander SA	77,889	999,496
Banco Santander SA sponsored ADR	185,200	2,372,412
Gestevision Telecinco SA	16,100	205,340
Iberdrola SA	268,746	2,266,117
Red Electrica Corporacion SA	8,800	441,975
Telefonica SA sponsored ADR (d)	32,800	2,661,392
TOTAL SPAIN		11,388,897
Sweden - 0.3%
Telefonaktiebolaget LM Ericsson (B Shares)	48,352	531,601
Switzerland - 4.6%
Lonza Group AG	2,189	191,581
Roche Holding AG (participation certificate)	23,649	3,471,611
Common Stocks - continued
	Shares	Value
Switzerland - continued
Transocean Ltd. (a)	18,439	$ 1,168,295
Zurich Financial Services AG	13,038	3,190,790
TOTAL SWITZERLAND		8,022,277
Taiwan - 0.5%
AU Optronics Corp. (a)	315,000	314,442
Hon Hai Precision Industry Co. Ltd. (Foxconn)	136,752	518,322
TOTAL TAIWAN		832,764
Thailand - 0.4%
Siam Commercial Bank PCL (For. Reg.)	196,900	674,090
United Kingdom - 18.9%
Aberdeen Asset Management PLC	202,260	576,162
Aegis Group PLC	342,500	689,762
Anglo American PLC (United Kingdom)	46,717	2,176,569
AstraZeneca PLC sponsored ADR (d)	13,200	666,072
Aviva PLC	110,728	706,059
BAE Systems PLC	158,200	873,677
Barclays PLC	393,292	1,728,083
BP PLC sponsored ADR	86,000	3,511,380
British Airways PLC (a)	88,300	382,959
Centrica PLC	99,225	528,109
HSBC Holdings PLC:
(United Kingdom)	166,235	1,729,898
sponsored ADR	62,270	3,244,890
Imperial Tobacco Group PLC	24,643	789,241
International Power PLC	69,857	467,048
Man Group PLC	62,924	262,922
Misys PLC (a)	78,900	355,717
Prudential PLC	113,283	1,145,604
Rio Tinto PLC	19,102	1,240,525
Royal Dutch Shell PLC Class A sponsored ADR (d)	101,400	6,583,903
Vedanta Resources PLC	27,600	917,551
Vodafone Group PLC sponsored ADR	129,112	3,551,871
Wolseley PLC (a)	27,062	721,033
TOTAL UNITED KINGDOM		32,849,035
TOTAL COMMON STOCKS (Cost $181,546,961)		170,416,382
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value
Germany - 0.1%
Volkswagen AG	1,600	$ 240,443
Italy - 0.9%
Fiat SpA (Risparmio Shares)	53,200	625,142
Telecom Italia SpA (Risparmio Shares)	727,800	892,776
TOTAL ITALY		1,517,918
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,798,557)		1,758,361
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 0.23% (b)	1,148,052	1,148,052
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	15,519,480	15,519,480
TOTAL MONEY MARKET FUNDS (Cost $16,667,532)		16,667,532
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $200,013,050)		188,842,275
NET OTHER ASSETS (LIABILITIES) - (8.6)%		(14,918,317)
NET ASSETS - 100%		$ 173,923,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,268
Fidelity Securities Lending Cash Central Fund	157,549
Total	$ 159,817
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 32,849,035	$ 26,298,866	$ 6,550,169	$ -
Japan	31,834,383	7,071,809	24,762,574	-
France	18,602,092	18,444,273	157,819	-
Germany	12,128,533	12,128,533	-	-
Spain	11,388,897	10,389,401	999,496	-
Switzerland	8,022,277	8,022,277	-	-
Hong Kong	7,232,003	6,348,898	883,105	-
Netherlands	6,710,002	5,298,472	1,411,530	-
Italy	5,246,446	3,919,195	1,327,251	-
Other	38,161,075	34,343,479	3,817,596	-
Money Market Funds	16,667,532	16,667,532	-	-
Total Investments in Securities:	$ 188,842,275	$ 148,932,735	$ 39,909,540	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $86,037,358 of which $17,089,067, $65,376,972 and $3,571,319 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $15,206,694) - See accompanying schedule: Unaffiliated issuers (cost $183,345,518)	$ 172,174,743
Fidelity Central Funds (cost $16,667,532)	16,667,532
Total Investments (cost $200,013,050)		$ 188,842,275
Foreign currency held at value (cost $5,461)		5,490
Receivable for investments sold		446,531
Receivable for fund shares sold		78,493
Dividends receivable		605,309
Distributions receivable from Fidelity Central Funds		4,290
Other receivables		29,877
Total assets		190,012,265

Liabilities
Payable for investments purchased	$ 163,146
Payable for fund shares redeemed	179,389
Accrued management fee	96,986
Distribution and service plan fees payable	4,718
Other affiliated payables	35,187
Other payables and accrued expenses	89,401
Collateral on securities loaned, at value	15,519,480
Total liabilities		16,088,307

Net Assets		$ 173,923,958
Net Assets consist of:
Paid in capital		$ 268,479,379
Undistributed net investment income		3,475,373
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,855,582)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,175,212)
Net Assets		$ 173,923,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,698,845 ÷ 571,797 shares)	$ 8.22

Maximum offering price per share (100/94.25 of $8.22)	$ 8.72
Class T: Net Asset Value and redemption price per share ($2,276,315 ÷ 277,544 shares)	$ 8.20

Maximum offering price per share (100/96.50 of $8.20)	$ 8.50
Class B: Net Asset Value and offering price per share ($1,216,282 ÷ 148,316 shares)A	$ 8.20

Class C: Net Asset Value and offering price per share ($2,123,283 ÷ 258,867 shares)A	$ 8.20

International Value: Net Asset Value, offering price and redemption price per share ($163,089,817 ÷ 19,827,024 shares)	$ 8.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($519,416 ÷ 63,004 shares)	$ 8.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 6,155,601
Interest		12
Income from Fidelity Central Funds		159,817
Income before foreign taxes withheld		6,315,430
Less foreign taxes withheld		(506,127)
Total income		5,809,303

Expenses
Management fee Basic fee	$ 1,246,006
Performance adjustment	(64,274)
Transfer agent fees	456,496
Distribution and service plan fees	53,397
Accounting and security lending fees	86,012
Custodian fees and expenses	47,971
Independent trustees' compensation	1,006
Registration fees	80,881
Audit	66,813
Legal	923
Miscellaneous	2,258
Total expenses before reductions	1,977,489
Expense reductions	(28,245)	1,949,244
Net investment income (loss)		3,860,059
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,197,843)
Foreign currency transactions	(24,115)
Total net realized gain (loss)		(3,221,958)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $30,988)	12,416,559
Assets and liabilities in foreign currencies	1,278
Total change in net unrealized appreciation (depreciation)		12,417,837
Net gain (loss)		9,195,879
Net increase (decrease) in net assets resulting from operations		$ 13,055,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,860,059	$ 3,337,187
Net realized gain (loss)	(3,221,958)	(62,114,878)
Change in net unrealized appreciation (depreciation)	12,417,837	101,639,080
Net increase (decrease) in net assets resulting from operations	13,055,938	42,861,389
Distributions to shareholders from net investment income	(3,135,757)	(3,076,516)
Distributions to shareholders from net realized gain	(123,529)	-
Total distributions	(3,259,286)	(3,076,516)
Share transactions - net increase (decrease)	(27,172,209)	(17,980,610)
Redemption fees	3,410	6,134
Total increase (decrease) in net assets	(17,372,147)	21,810,397

Net Assets
Beginning of period	191,296,105	169,485,708
End of period (including undistributed net investment income of $3,475,373 and undistributed net investment income of $2,751,072, respectively)	$ 173,923,958	$ 191,296,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.75	$ 5.93	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.12	.21	.18	.06 H
Net realized and unrealized gain (loss)	.44	1.78	(6.53)	2.29	.54
Total from investment operations	.59	1.90	(6.32)	2.47	.60
Distributions from net investment income	(.11)	(.08)	(.15)	(.03)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.12)	(.08)	(.77)	(.05)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.22	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Total Return B, C, D	7.60%	32.71%	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.40%	1.34%	1.42%	1.38%	1.75%A
Expenses net of fee waivers, if any	1.40%	1.34%	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.38%	1.32%	1.41%	1.37%	1.46% A
Net investment income (loss)	1.93%	1.86%	2.05%	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,699	$ 4,456	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.73	$ 5.91	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.10	.18	.15	.05 H
Net realized and unrealized gain (loss)	.44	1.77	(6.50)	2.29	.54
Total from investment operations	.57	1.87	(6.32)	2.44	.59
Distributions from net investment income	(.09)	(.05)	(.14)	(.02)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.10)	(.05)	(.76)	(.04)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Total Return B, C, D	7.32%	32.14%	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.67%	1.60%	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.67%	1.60%	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.65%	1.59%	1.66%	1.58%	1.71% A
Net investment income (loss)	1.65%	1.59%	1.80%	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,276	$ 2,395	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.74	$ 5.88	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	.44	1.79	(6.48)	2.29	.54
Total from investment operations	.53	1.86	(6.35)	2.38	.56
Distributions from net investment income	(.06)	-	(.08)	-	-
Distributions from net realized gain	(.01)	-	(.62)	(.01)	-
Total distributions	(.07)	-	(.70)	(.01)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Total Return B, C, D	6.82%	31.63%	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.08%	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.15%	2.08%	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.13%	2.07%	2.17%	2.08%	2.21% A
Net investment income (loss)	1.18%	1.11%	1.29%	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,216	$ 1,076	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.73	$ 5.88	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	.44	1.78	(6.47)	2.29	.54
Total from investment operations	.53	1.85	(6.34)	2.38	.56
Distributions from net investment income	(.05)	-	(.08)	-	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.06)	-	(.70)	(.02)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Total Return B, C, D	6.84%	31.46%	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.08%	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.15%	2.08%	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.13%	2.06%	2.16%	2.05%	2.21% A
Net investment income (loss)	1.18%	1.12%	1.30%	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,123	$ 2,108	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2010	2009	2008	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.75	$ 5.95	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.13	.24	.22	.07 G
Net realized and unrealized gain (loss)	.44	1.78	(6.54)	2.29	.54
Total from investment operations	.61	1.91	(6.30)	2.51	.61
Distributions from net investment income	(.13)	(.11)	(.19)	(.04)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.13) K	(.11)	(.81)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 8.23	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Total Return B, C	7.95%	33.09%	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.09%	1.07%	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.09%	1.07%	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.08%	1.06%	1.09%	1.02%	1.21% A
Net investment income (loss)	2.23%	2.12%	2.37%	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,090	$ 180,447	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.76	$ 5.96	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.14	.25	.22	.07 G
Net realized and unrealized gain (loss)	.44	1.78	(6.54)	2.30	.54
Total from investment operations	.62	1.92	(6.29)	2.52	.61
Distributions from net investment income	(.14)	(.12)	(.20)	(.04)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.14) K	(.12)	(.82)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 8.24	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Total Return B, C	8.05%	33.06%	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	.98%	.93%	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	.98%	.93%	1.02%	.98%	1.25% A
Expenses net of all reductions	.97%	.92%	1.01%	.96%	1.21% A
Net investment income (loss)	2.34%	2.26%	2.45%	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 519	$ 814	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,722,692
Gross unrealized depreciation	(29,377,939)
Net unrealized appreciation (depreciation)	$ (12,655,247)

Tax Cost	$ 201,497,522

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,141,622
Capital loss carryforward	$ (86,037,358)
Net unrealized appreciation (depreciation)	$ (12,628,725)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 3,259,286	$ 3,076,516

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $74,051,222 and $100,611,718, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,360	$ 408
Class T	.25%	.25%	10,692	17
Class B	.75%	.25%	11,371	8,530
Class C	.75%	.25%	19,974	2,825
			$ 53,397	$ 11,780

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,989
Class T	944
Class B*	1,152
Class C*	496
$ 5,581

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,253.31
Class T	7,114.33
Class B	3,574.31
Class C	6,249.31
International Value	424,492.26
Institutional Class	814.15
	$ 456,496

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $338 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $702 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $157,549. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28,245 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 64,929	$ 38,784
Class T	27,801	19,023
Class B	8,869	-
Class C	14,357	-
International Value	3,006,248	3,001,128
Institutional Class	13,553	17,581
Total	$ 3,135,757	$ 3,076,516
From net realized gain
Class A	$ 2,899	$ -
Class T	1,544	-
Class B	715	-
Class C	1,354	-
International Value	116,522	-
Institutional Class	495	-
Total	$ 123,529	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	216,581	302,325	$ 1,676,019	$ 1,876,749
Reinvestment of distributions	7,621	6,730	61,732	35,265
Shares redeemed	(227,521)	(215,042)	(1,766,121)	(1,172,427)
Net increase (decrease)	(3,319)	94,013	$ (28,370)	$ 739,587
Class T
Shares sold	82,344	72,122	$ 635,080	$ 432,831
Reinvestment of distributions	3,507	2,980	28,408	15,614
Shares redeemed	(118,025)	(118,669)	(899,018)	(709,124)
Net increase (decrease)	(32,174)	(43,567)	$ (235,530)	$ (260,679)
Class B
Shares sold	44,963	51,221	$ 346,949	$ 307,508
Reinvestment of distributions	980	-	7,981	-
Shares redeemed	(36,625)	(70,451)	(286,374)	(387,465)
Net increase (decrease)	9,318	(19,230)	$ 68,556	$ (79,957)
Class C
Shares sold	56,757	108,573	$ 434,910	$ 666,628
Reinvestment of distributions	1,540	-	12,532	-
Shares redeemed	(72,014)	(139,651)	(560,469)	(850,584)
Net increase (decrease)	(13,717)	(31,078)	$ (113,027)	$ (183,956)
International Value
Shares sold	3,662,730	4,879,190	$ 28,403,948	$ 32,198,500
Reinvestment of distributions	369,795	550,070	2,987,943	2,876,866
Shares redeemed	(7,496,748)	(9,139,736)	(57,917,334)	(52,863,403)
Net increase (decrease)	(3,464,223)	(3,710,476)	$ (26,525,443)	$ (17,788,037)
Institutional Class
Shares sold	16,581	6,874	$ 128,469	$ 36,272
Reinvestment of distributions	185	572	1,498	2,992
Shares redeemed	(58,573)	(79,196)	(468,362)	(446,832)
Net increase (decrease)	(41,807)	(71,750)	$ (338,395)	$ (407,568)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay on December 6, 2010, to shareholders of record at the opening of business on December 3, 2010, a distribution of $0.034 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.188 per share from net investment income.

The fund designates 77% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/07/09	$0.138	$0.012

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

FIV-UANN-1210
1.827481.104

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of class A
Class A (incl. 5.75% sales charge)	1.41%	-3.48%
Class T (incl. 3.50% sales charge)	3.57%	-3.23%
Class B (incl. contingent deferred sales charge)B	1.82%	-3.33%
Class C (incl. contingent deferred sales charge)C	5.84%	-2.92%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year and life of class total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of class total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from George Stairs, Portfolio Manager of Fidelity AdvisorSM International Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 7.60%, 7.32%, 6.82% and 6.84% (excluding sales charges), outpacing the 4.79% return of the MSCI EAFE® (Europe, Australasia, Far East) Value Index. The fund benefited from stock selection in financials, consumer discretionary and energy. Within financials, my picks in banks were particularly helpful, especially Canada's Toronto-Dominion Bank and underweighting Spain's Banco Santander. In contrast, the fund was hurt by positioning in the capital goods industry within the industrials sector, as well as in telecommunication services. In country terms, security selection in Japan and a number of emerging markets worked out very well. European results were mixed. Stock picking was very good in the U.K. and, to a lesser extent, Norway, but disappointing in Denmark, France, Switzerland and Germany. Underweighting Japan and overweighting Hong Kong aided results. In the U.K., a position in mining company Rio Tinto and an underweighting in energy producer BP helped, as did Norwegian and Bermudan oil driller Seadrill. The fund's biggest individual detractors included Vestas Wind Systems, a Danish wind turbine manufacturer; French insurance company AXA; and Spanish telecom company Telefonica. Several of the names mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.39%
Actual		$ 1,000.00	$ 1,053.80	$ 7.20
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.66%
Actual		$ 1,000.00	$ 1,052.60	$ 8.59
Hypothetical A		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.15%
Actual		$ 1,000.00	$ 1,049.90	$ 11.11
Hypothetical A		$ 1,000.00	$ 1,014.37	$ 10.92
Class C	2.14%
Actual		$ 1,000.00	$ 1,049.90	$ 11.06
Hypothetical A		$ 1,000.00	$ 1,014.42	$ 10.87
International Value	1.09%
Actual		$ 1,000.00	$ 1,056.50	$ 5.65
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.55
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,055.10	$ 5.13
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 18.9%
Japan 18.3%
France 10.7%
Germany 6.9%
Spain 6.6%
Switzerland 4.6%
Hong Kong 4.2%
Netherlands 3.9%
Italy 3.1%
Other 22.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 19.2%
United Kingdom 18.1%
France 11.5%
Germany 6.8%
Switzerland 4.8%
Hong Kong 4.3%
Spain 3.7%
Italy 3.4%
Australia 3.2%
Other 25.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.6
Short-Term Investments and Net Other Assets	1.0	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.8	3.8
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.9	2.1
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.1	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	1.9
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.4
AXA SA sponsored ADR (France, Insurance)	2.0	2.1
Banco Santander SA (Spain, Commercial Banks)	2.0	1.9
Zurich Financial Services AG (Switzerland, Insurance)	1.8	1.6
ING Groep NV (Netherlands, Diversified Financial Services)	1.8	1.0
	22.4
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	38.4	36.6
Energy	11.1	11.5
Consumer Discretionary	10.8	10.9
Industrials	8.2	8.4
Materials	6.7	7.0
Utilities	6.3	7.2
Telecommunication Services	6.2	5.6
Information Technology	4.7	4.6
Health Care	4.4	4.6
Consumer Staples	2.2	2.2

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 2.5%
Commonwealth Bank of Australia	9,042	$ 433,156
Macquarie Group Ltd.	49,337	1,749,654
Wesfarmers Ltd.	19,149	621,684
Westfield Group unit	127,286	1,543,733
TOTAL AUSTRALIA		4,348,227
Bailiwick of Jersey - 1.4%
Informa PLC	102,820	718,236
United Business Media Ltd.	101,800	1,073,191
WPP PLC	54,427	632,412
TOTAL BAILIWICK OF JERSEY		2,423,839
Bermuda - 1.0%
Seadrill Ltd. (d)	43,600	1,320,062
VimpelCom Ltd. ADR (a)	30,100	461,433
TOTAL BERMUDA		1,781,495
Brazil - 1.9%
Banco do Brasil SA	53,138	1,033,898
Banco Santander (Brasil) SA ADR	45,900	660,960
Cyrela Brazil Realty SA	35,700	493,152
Itau Unibanco Banco Multiplo SA ADR	12,933	317,634
Vivo Participacoes SA sponsored ADR	30,200	864,928
TOTAL BRAZIL		3,370,572
Canada - 2.4%
Open Text Corp. (a)	8,000	353,917
Petrobank Energy & Resources Ltd. (a)	20,700	823,819
Power Corp. of Canada (sub. vtg.) (d)	20,500	572,046
Suncor Energy, Inc.	24,900	797,855
Toronto-Dominion Bank	22,800	1,641,985
TOTAL CANADA		4,189,622
Cayman Islands - 0.6%
China High Speed Transmission Equipment Group Co. Ltd.	179,000	365,794
Hengdeli Holdings Ltd.	1,240,000	687,889
TOTAL CAYMAN ISLANDS		1,053,683
China - 1.2%
China Merchants Bank Co. Ltd. (H Shares)	325,572	924,055
Common Stocks - continued
	Shares	Value
China - continued
Industrial & Commercial Bank of China Ltd. (H Shares)	983,000	$ 791,346
Nine Dragons Paper (Holdings) Ltd.	251,000	404,773
TOTAL CHINA		2,120,174
Denmark - 1.0%
Novo Nordisk AS Series B	6,704	703,801
Vestas Wind Systems AS (a)(d)	30,005	957,410
TOTAL DENMARK		1,661,211
France - 10.7%
Alstom SA	8,417	424,671
Atos Origin SA (a)	9,086	420,054
AXA SA sponsored ADR	188,900	3,443,647
BNP Paribas SA	26,393	1,929,875
Christian Dior SA	4,700	679,814
Compagnie de St. Gobain	24,678	1,152,390
Credit Agricole SA	56,600	927,353
PPR SA	6,800	1,114,607
Sanofi-Aventis sponsored ADR	41,300	1,450,043
Schneider Electric SA	6,563	931,473
Societe Generale Series A	45,507	2,724,374
Total SA	2,900	157,819
Total SA sponsored ADR	31,800	1,732,464
Unibail-Rodamco	7,266	1,513,508
TOTAL FRANCE		18,602,092
Germany - 6.8%
Allianz AG sponsored ADR	51,500	645,295
BASF AG	16,700	1,214,842
Bayerische Motoren Werke AG (BMW)	11,233	805,109
Daimler AG (United States) (a)	30,400	2,006,400
Deutsche Boerse AG	11,000	773,869
E.ON AG	81,327	2,546,155
HeidelbergCement AG	23,800	1,244,684
Metro AG	10,300	721,756
Munich Re Group	9,123	1,426,193
Volkswagen AG (d)	3,837	503,787
TOTAL GERMANY		11,888,090
Common Stocks - continued
	Shares	Value
Greece - 0.3%
Hellenic Telecommunications Organization SA	21,569	$ 172,247
Public Power Corp. of Greece	22,520	377,592
TOTAL GREECE		549,839
Hong Kong - 4.2%
China Resources Power Holdings Co. Ltd.	396,000	762,241
CNOOC Ltd.	423,000	883,105
Hang Lung Group Ltd.	52,000	345,157
Hutchison Whampoa Ltd.	35,000	344,977
Swire Pacific Ltd. (A Shares)	123,300	1,749,782
Techtronic Industries Co. Ltd.	727,500	736,768
Wharf Holdings Ltd.	367,000	2,409,973
TOTAL HONG KONG		7,232,003
India - 0.5%
Bank of Baroda	37,000	877,878
Punjab National Bank	288	9,381
TOTAL INDIA		887,259
Indonesia - 0.9%
PT Bank Rakyat Indonesia Tbk	803,000	1,024,245
PT Semen Gresik (Persero) Tbk	497,500	545,510
TOTAL INDONESIA		1,569,755
Ireland - 0.3%
CRH PLC sponsored ADR	30,000	530,100
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	16,700	866,730
Italy - 2.2%
ENI SpA	19,300	434,475
Intesa Sanpaolo SpA	647,919	2,278,660
UniCredit SpA	389,609	1,015,393
TOTAL ITALY		3,728,528
Japan - 18.3%
ABC-Mart, Inc.	14,100	479,579
Aisin Seiki Co. Ltd.	30,900	970,353
Credit Saison Co. Ltd.	18,500	262,398
Denso Corp.	45,200	1,405,634
East Japan Railway Co.	18,500	1,142,440
Honda Motor Co. Ltd.	31,500	1,135,537
Japan Retail Fund Investment Corp.	714	1,115,320
Common Stocks - continued
	Shares	Value
Japan - continued
Japan Tobacco, Inc.	97	$ 301,348
JSR Corp.	26,900	465,660
Konica Minolta Holdings, Inc.	50,500	487,979
Miraca Holdings, Inc.	12,100	435,462
Mitsubishi UFJ Financial Group, Inc.	562,300	2,609,637
Mitsui & Co. Ltd.	235,400	3,702,232
Nippon Electric Glass Co. Ltd.	105,000	1,349,651
Nippon Telegraph & Telephone Corp.	10,800	487,084
Obic Co. Ltd.	3,880	716,501
ORIX Corp.	16,480	1,503,209
Promise Co. Ltd. (d)	59,900	250,855
Ricoh Co. Ltd.	30,000	419,659
Seven & i Holdings Co., Ltd.	19,700	457,297
SOFTBANK CORP.	16,600	533,109
Sumitomo Corp.	148,700	1,882,662
Sumitomo Metal Industries Ltd.	180,000	417,777
Sumitomo Mitsui Financial Group, Inc.	50,300	1,501,342
Tokio Marine Holdings, Inc.	26,000	731,012
Tokyo Electron Ltd.	16,800	947,912
Tokyo Gas Co. Ltd.	429,000	2,018,396
Toyota Motor Corp.	70,000	2,479,419
USS Co. Ltd.	6,120	476,093
West Japan Railway Co.	132	490,049
Xebio Co. Ltd.	2,900	56,940
Yamada Denki Co. Ltd.	9,260	601,837
TOTAL JAPAN		31,834,383
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	1,245	824,833
Shinhan Financial Group Co. Ltd.	15,815	612,488
Shinhan Financial Group Co. Ltd. sponsored ADR	2,600	202,202
TOTAL KOREA (SOUTH)		1,639,523
Luxembourg - 1.0%
ArcelorMittal SA:
(Netherlands)	17,800	575,834
Class A unit (d)	33,600	1,087,968
TOTAL LUXEMBOURG		1,663,802
Netherlands - 3.9%
Gemalto NV	21,398	974,213
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	131,968	1,411,530
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV: - continued
sponsored ADR (a)(d)	164,100	$ 1,768,998
Koninklijke Ahold NV	43,888	606,405
Koninklijke KPN NV	70,720	1,180,840
Randstad Holdings NV (a)	16,139	768,016
TOTAL NETHERLANDS		6,710,002
Norway - 1.0%
Aker Solutions ASA	86,460	1,316,238
DnB NOR ASA	32,800	450,074
TOTAL NORWAY		1,766,312
Portugal - 0.7%
Energias de Portugal SA	337,291	1,290,170
Russia - 0.6%
Mechel Steel Group OAO sponsored ADR	20,500	482,775
OAO Gazprom sponsored ADR	26,900	587,765
TOTAL RUSSIA		1,070,540
Singapore - 1.7%
DBS Group Holdings Ltd.	39,585	425,119
United Overseas Bank Ltd.	126,200	1,817,483
Yanlord Land Group Ltd.	564,000	749,502
TOTAL SINGAPORE		2,992,104
South Africa - 0.2%
Impala Platinum Holdings Ltd.	12,300	347,663
Spain - 6.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	185,716	2,442,165
Banco Santander SA	77,889	999,496
Banco Santander SA sponsored ADR	185,200	2,372,412
Gestevision Telecinco SA	16,100	205,340
Iberdrola SA	268,746	2,266,117
Red Electrica Corporacion SA	8,800	441,975
Telefonica SA sponsored ADR (d)	32,800	2,661,392
TOTAL SPAIN		11,388,897
Sweden - 0.3%
Telefonaktiebolaget LM Ericsson (B Shares)	48,352	531,601
Switzerland - 4.6%
Lonza Group AG	2,189	191,581
Roche Holding AG (participation certificate)	23,649	3,471,611
Common Stocks - continued
	Shares	Value
Switzerland - continued
Transocean Ltd. (a)	18,439	$ 1,168,295
Zurich Financial Services AG	13,038	3,190,790
TOTAL SWITZERLAND		8,022,277
Taiwan - 0.5%
AU Optronics Corp. (a)	315,000	314,442
Hon Hai Precision Industry Co. Ltd. (Foxconn)	136,752	518,322
TOTAL TAIWAN		832,764
Thailand - 0.4%
Siam Commercial Bank PCL (For. Reg.)	196,900	674,090
United Kingdom - 18.9%
Aberdeen Asset Management PLC	202,260	576,162
Aegis Group PLC	342,500	689,762
Anglo American PLC (United Kingdom)	46,717	2,176,569
AstraZeneca PLC sponsored ADR (d)	13,200	666,072
Aviva PLC	110,728	706,059
BAE Systems PLC	158,200	873,677
Barclays PLC	393,292	1,728,083
BP PLC sponsored ADR	86,000	3,511,380
British Airways PLC (a)	88,300	382,959
Centrica PLC	99,225	528,109
HSBC Holdings PLC:
(United Kingdom)	166,235	1,729,898
sponsored ADR	62,270	3,244,890
Imperial Tobacco Group PLC	24,643	789,241
International Power PLC	69,857	467,048
Man Group PLC	62,924	262,922
Misys PLC (a)	78,900	355,717
Prudential PLC	113,283	1,145,604
Rio Tinto PLC	19,102	1,240,525
Royal Dutch Shell PLC Class A sponsored ADR (d)	101,400	6,583,903
Vedanta Resources PLC	27,600	917,551
Vodafone Group PLC sponsored ADR	129,112	3,551,871
Wolseley PLC (a)	27,062	721,033
TOTAL UNITED KINGDOM		32,849,035
TOTAL COMMON STOCKS (Cost $181,546,961)		170,416,382
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value
Germany - 0.1%
Volkswagen AG	1,600	$ 240,443
Italy - 0.9%
Fiat SpA (Risparmio Shares)	53,200	625,142
Telecom Italia SpA (Risparmio Shares)	727,800	892,776
TOTAL ITALY		1,517,918
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,798,557)		1,758,361
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 0.23% (b)	1,148,052	1,148,052
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	15,519,480	15,519,480
TOTAL MONEY MARKET FUNDS (Cost $16,667,532)		16,667,532
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $200,013,050)		188,842,275
NET OTHER ASSETS (LIABILITIES) - (8.6)%		(14,918,317)
NET ASSETS - 100%		$ 173,923,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,268
Fidelity Securities Lending Cash Central Fund	157,549
Total	$ 159,817
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 32,849,035	$ 26,298,866	$ 6,550,169	$ -
Japan	31,834,383	7,071,809	24,762,574	-
France	18,602,092	18,444,273	157,819	-
Germany	12,128,533	12,128,533	-	-
Spain	11,388,897	10,389,401	999,496	-
Switzerland	8,022,277	8,022,277	-	-
Hong Kong	7,232,003	6,348,898	883,105	-
Netherlands	6,710,002	5,298,472	1,411,530	-
Italy	5,246,446	3,919,195	1,327,251	-
Other	38,161,075	34,343,479	3,817,596	-
Money Market Funds	16,667,532	16,667,532	-	-
Total Investments in Securities:	$ 188,842,275	$ 148,932,735	$ 39,909,540	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $86,037,358 of which $17,089,067, $65,376,972 and $3,571,319 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $15,206,694) - See accompanying schedule: Unaffiliated issuers (cost $183,345,518)	$ 172,174,743
Fidelity Central Funds (cost $16,667,532)	16,667,532
Total Investments (cost $200,013,050)		$ 188,842,275
Foreign currency held at value (cost $5,461)		5,490
Receivable for investments sold		446,531
Receivable for fund shares sold		78,493
Dividends receivable		605,309
Distributions receivable from Fidelity Central Funds		4,290
Other receivables		29,877
Total assets		190,012,265

Liabilities
Payable for investments purchased	$ 163,146
Payable for fund shares redeemed	179,389
Accrued management fee	96,986
Distribution and service plan fees payable	4,718
Other affiliated payables	35,187
Other payables and accrued expenses	89,401
Collateral on securities loaned, at value	15,519,480
Total liabilities		16,088,307

Net Assets		$ 173,923,958
Net Assets consist of:
Paid in capital		$ 268,479,379
Undistributed net investment income		3,475,373
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,855,582)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,175,212)
Net Assets		$ 173,923,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,698,845 ÷ 571,797 shares)	$ 8.22

Maximum offering price per share (100/94.25 of $8.22)	$ 8.72
Class T: Net Asset Value and redemption price per share ($2,276,315 ÷ 277,544 shares)	$ 8.20

Maximum offering price per share (100/96.50 of $8.20)	$ 8.50
Class B: Net Asset Value and offering price per share ($1,216,282 ÷ 148,316 shares)A	$ 8.20

Class C: Net Asset Value and offering price per share ($2,123,283 ÷ 258,867 shares)A	$ 8.20

International Value: Net Asset Value, offering price and redemption price per share ($163,089,817 ÷ 19,827,024 shares)	$ 8.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($519,416 ÷ 63,004 shares)	$ 8.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 6,155,601
Interest		12
Income from Fidelity Central Funds		159,817
Income before foreign taxes withheld		6,315,430
Less foreign taxes withheld		(506,127)
Total income		5,809,303

Expenses
Management fee Basic fee	$ 1,246,006
Performance adjustment	(64,274)
Transfer agent fees	456,496
Distribution and service plan fees	53,397
Accounting and security lending fees	86,012
Custodian fees and expenses	47,971
Independent trustees' compensation	1,006
Registration fees	80,881
Audit	66,813
Legal	923
Miscellaneous	2,258
Total expenses before reductions	1,977,489
Expense reductions	(28,245)	1,949,244
Net investment income (loss)		3,860,059
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,197,843)
Foreign currency transactions	(24,115)
Total net realized gain (loss)		(3,221,958)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $30,988)	12,416,559
Assets and liabilities in foreign currencies	1,278
Total change in net unrealized appreciation (depreciation)		12,417,837
Net gain (loss)		9,195,879
Net increase (decrease) in net assets resulting from operations		$ 13,055,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,860,059	$ 3,337,187
Net realized gain (loss)	(3,221,958)	(62,114,878)
Change in net unrealized appreciation (depreciation)	12,417,837	101,639,080
Net increase (decrease) in net assets resulting from operations	13,055,938	42,861,389
Distributions to shareholders from net investment income	(3,135,757)	(3,076,516)
Distributions to shareholders from net realized gain	(123,529)	-
Total distributions	(3,259,286)	(3,076,516)
Share transactions - net increase (decrease)	(27,172,209)	(17,980,610)
Redemption fees	3,410	6,134
Total increase (decrease) in net assets	(17,372,147)	21,810,397

Net Assets
Beginning of period	191,296,105	169,485,708
End of period (including undistributed net investment income of $3,475,373 and undistributed net investment income of $2,751,072, respectively)	$ 173,923,958	$ 191,296,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.75	$ 5.93	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.12	.21	.18	.06 H
Net realized and unrealized gain (loss)	.44	1.78	(6.53)	2.29	.54
Total from investment operations	.59	1.90	(6.32)	2.47	.60
Distributions from net investment income	(.11)	(.08)	(.15)	(.03)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.12)	(.08)	(.77)	(.05)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.22	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Total Return B, C, D	7.60%	32.71%	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.40%	1.34%	1.42%	1.38%	1.75%A
Expenses net of fee waivers, if any	1.40%	1.34%	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.38%	1.32%	1.41%	1.37%	1.46% A
Net investment income (loss)	1.93%	1.86%	2.05%	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,699	$ 4,456	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.73	$ 5.91	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.10	.18	.15	.05 H
Net realized and unrealized gain (loss)	.44	1.77	(6.50)	2.29	.54
Total from investment operations	.57	1.87	(6.32)	2.44	.59
Distributions from net investment income	(.09)	(.05)	(.14)	(.02)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.10)	(.05)	(.76)	(.04)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Total Return B, C, D	7.32%	32.14%	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.67%	1.60%	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.67%	1.60%	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.65%	1.59%	1.66%	1.58%	1.71% A
Net investment income (loss)	1.65%	1.59%	1.80%	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,276	$ 2,395	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.74	$ 5.88	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	.44	1.79	(6.48)	2.29	.54
Total from investment operations	.53	1.86	(6.35)	2.38	.56
Distributions from net investment income	(.06)	-	(.08)	-	-
Distributions from net realized gain	(.01)	-	(.62)	(.01)	-
Total distributions	(.07)	-	(.70)	(.01)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Total Return B, C, D	6.82%	31.63%	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.08%	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.15%	2.08%	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.13%	2.07%	2.17%	2.08%	2.21% A
Net investment income (loss)	1.18%	1.11%	1.29%	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,216	$ 1,076	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.73	$ 5.88	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	.44	1.78	(6.47)	2.29	.54
Total from investment operations	.53	1.85	(6.34)	2.38	.56
Distributions from net investment income	(.05)	-	(.08)	-	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.06)	-	(.70)	(.02)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Total Return B, C, D	6.84%	31.46%	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.08%	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.15%	2.08%	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.13%	2.06%	2.16%	2.05%	2.21% A
Net investment income (loss)	1.18%	1.12%	1.30%	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,123	$ 2,108	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2010	2009	2008	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.75	$ 5.95	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.13	.24	.22	.07 G
Net realized and unrealized gain (loss)	.44	1.78	(6.54)	2.29	.54
Total from investment operations	.61	1.91	(6.30)	2.51	.61
Distributions from net investment income	(.13)	(.11)	(.19)	(.04)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.13) K	(.11)	(.81)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 8.23	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Total Return B, C	7.95%	33.09%	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.09%	1.07%	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.09%	1.07%	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.08%	1.06%	1.09%	1.02%	1.21% A
Net investment income (loss)	2.23%	2.12%	2.37%	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,090	$ 180,447	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.76	$ 5.96	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.14	.25	.22	.07 G
Net realized and unrealized gain (loss)	.44	1.78	(6.54)	2.30	.54
Total from investment operations	.62	1.92	(6.29)	2.52	.61
Distributions from net investment income	(.14)	(.12)	(.20)	(.04)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.14) K	(.12)	(.82)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 8.24	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Total Return B, C	8.05%	33.06%	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	.98%	.93%	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	.98%	.93%	1.02%	.98%	1.25% A
Expenses net of all reductions	.97%	.92%	1.01%	.96%	1.21% A
Net investment income (loss)	2.34%	2.26%	2.45%	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 519	$ 814	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,722,692
Gross unrealized depreciation	(29,377,939)
Net unrealized appreciation (depreciation)	$ (12,655,247)

Tax Cost	$ 201,497,522

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,141,622
Capital loss carryforward	$ (86,037,358)
Net unrealized appreciation (depreciation)	$ (12,628,725)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 3,259,286	$ 3,076,516

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $74,051,222 and $100,611,718, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,360	$ 408
Class T	.25%	.25%	10,692	17
Class B	.75%	.25%	11,371	8,530
Class C	.75%	.25%	19,974	2,825
			$ 53,397	$ 11,780

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,989
Class T	944
Class B*	1,152
Class C*	496
$ 5,581

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,253.31
Class T	7,114.33
Class B	3,574.31
Class C	6,249.31
International Value	424,492.26
Institutional Class	814.15
	$ 456,496

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $338 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $702 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $157,549. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28,245 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 64,929	$ 38,784
Class T	27,801	19,023
Class B	8,869	-
Class C	14,357	-
International Value	3,006,248	3,001,128
Institutional Class	13,553	17,581
Total	$ 3,135,757	$ 3,076,516
From net realized gain
Class A	$ 2,899	$ -
Class T	1,544	-
Class B	715	-
Class C	1,354	-
International Value	116,522	-
Institutional Class	495	-
Total	$ 123,529	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	216,581	302,325	$ 1,676,019	$ 1,876,749
Reinvestment of distributions	7,621	6,730	61,732	35,265
Shares redeemed	(227,521)	(215,042)	(1,766,121)	(1,172,427)
Net increase (decrease)	(3,319)	94,013	$ (28,370)	$ 739,587
Class T
Shares sold	82,344	72,122	$ 635,080	$ 432,831
Reinvestment of distributions	3,507	2,980	28,408	15,614
Shares redeemed	(118,025)	(118,669)	(899,018)	(709,124)
Net increase (decrease)	(32,174)	(43,567)	$ (235,530)	$ (260,679)
Class B
Shares sold	44,963	51,221	$ 346,949	$ 307,508
Reinvestment of distributions	980	-	7,981	-
Shares redeemed	(36,625)	(70,451)	(286,374)	(387,465)
Net increase (decrease)	9,318	(19,230)	$ 68,556	$ (79,957)
Class C
Shares sold	56,757	108,573	$ 434,910	$ 666,628
Reinvestment of distributions	1,540	-	12,532	-
Shares redeemed	(72,014)	(139,651)	(560,469)	(850,584)
Net increase (decrease)	(13,717)	(31,078)	$ (113,027)	$ (183,956)
International Value
Shares sold	3,662,730	4,879,190	$ 28,403,948	$ 32,198,500
Reinvestment of distributions	369,795	550,070	2,987,943	2,876,866
Shares redeemed	(7,496,748)	(9,139,736)	(57,917,334)	(52,863,403)
Net increase (decrease)	(3,464,223)	(3,710,476)	$ (26,525,443)	$ (17,788,037)
Institutional Class
Shares sold	16,581	6,874	$ 128,469	$ 36,272
Reinvestment of distributions	185	572	1,498	2,992
Shares redeemed	(58,573)	(79,196)	(468,362)	(446,832)
Net increase (decrease)	(41,807)	(71,750)	$ (338,395)	$ (407,568)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.164	$0.034
Class T	12/06/10	12/03/10	$0.146	$0.034
Class B	12/06/10	12/03/10	$0.104	$0.034
Class C	12/06/10	12/03/10	$0.108	$0.034

Class A designates 87%, Class B designates 100%, Class C designates 100%, and Class T designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/09	$0.122	$0.012
Class T	12/07/09	$0.101	$0.012
Class B	12/07/09	$0.075	$0.012
Class C	12/07/09	$0.066	$0.012

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIV-UANN-1210
1.827496.104

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
International Value
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class is
a class of Fidelity®
International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of classA
Institutional Class	8.05%	-1.83%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from George Stairs, Portfolio Manager of Fidelity AdvisorSM International Value Fund: For the year, the fund's Institutional Class shares rose 8.05%, outpacing the 4.79% return of the MSCI EAFE® (Europe, Australasia, Far East) Value Index. The fund benefited from stock selection in financials, consumer discretionary and energy. Within financials, my picks in banks were particularly helpful, especially Canada's Toronto-Dominion Bank and underweighting Spain's Banco Santander. In contrast, the fund was hurt by positioning in the capital goods industry within the industrials sector, as well as in telecommunication services. In country terms, security selection in Japan and a number of emerging markets worked out very well. European results were mixed. Stock picking was very good in the U.K. and, to a lesser extent, Norway, but disappointing in Denmark, France, Switzerland and Germany. Underweighting Japan and overweighting Hong Kong aided results. In the U.K., a position in mining company Rio Tinto and an underweighting in energy producer BP helped, as did Norwegian and Bermudan oil driller Seadrill. The fund's biggest individual detractors included Vestas Wind Systems, a Danish wind turbine manufacturer; French insurance company AXA; and Spanish telecom company Telefonica. Several of the names mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.39%
Actual		$ 1,000.00	$ 1,053.80	$ 7.20
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.66%
Actual		$ 1,000.00	$ 1,052.60	$ 8.59
Hypothetical A		$ 1,000.00	$ 1,016.84	$ 8.44
Class B	2.15%
Actual		$ 1,000.00	$ 1,049.90	$ 11.11
Hypothetical A		$ 1,000.00	$ 1,014.37	$ 10.92
Class C	2.14%
Actual		$ 1,000.00	$ 1,049.90	$ 11.06
Hypothetical A		$ 1,000.00	$ 1,014.42	$ 10.87
International Value	1.09%
Actual		$ 1,000.00	$ 1,056.50	$ 5.65
Hypothetical A		$ 1,000.00	$ 1,019.71	$ 5.55
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,055.10	$ 5.13
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 18.9%
Japan 18.3%
France 10.7%
Germany 6.9%
Spain 6.6%
Switzerland 4.6%
Hong Kong 4.2%
Netherlands 3.9%
Italy 3.1%
Other 22.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 19.2%
United Kingdom 18.1%
France 11.5%
Germany 6.8%
Switzerland 4.8%
Hong Kong 4.3%
Spain 3.7%
Italy 3.4%
Australia 3.2%
Other 25.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.6
Short-Term Investments and Net Other Assets	1.0	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.8	3.8
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.9	2.1
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.1	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	1.9
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.4
AXA SA sponsored ADR (France, Insurance)	2.0	2.1
Banco Santander SA (Spain, Commercial Banks)	2.0	1.9
Zurich Financial Services AG (Switzerland, Insurance)	1.8	1.6
ING Groep NV (Netherlands, Diversified Financial Services)	1.8	1.0
	22.4
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	38.4	36.6
Energy	11.1	11.5
Consumer Discretionary	10.8	10.9
Industrials	8.2	8.4
Materials	6.7	7.0
Utilities	6.3	7.2
Telecommunication Services	6.2	5.6
Information Technology	4.7	4.6
Health Care	4.4	4.6
Consumer Staples	2.2	2.2

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 2.5%
Commonwealth Bank of Australia	9,042	$ 433,156
Macquarie Group Ltd.	49,337	1,749,654
Wesfarmers Ltd.	19,149	621,684
Westfield Group unit	127,286	1,543,733
TOTAL AUSTRALIA		4,348,227
Bailiwick of Jersey - 1.4%
Informa PLC	102,820	718,236
United Business Media Ltd.	101,800	1,073,191
WPP PLC	54,427	632,412
TOTAL BAILIWICK OF JERSEY		2,423,839
Bermuda - 1.0%
Seadrill Ltd. (d)	43,600	1,320,062
VimpelCom Ltd. ADR (a)	30,100	461,433
TOTAL BERMUDA		1,781,495
Brazil - 1.9%
Banco do Brasil SA	53,138	1,033,898
Banco Santander (Brasil) SA ADR	45,900	660,960
Cyrela Brazil Realty SA	35,700	493,152
Itau Unibanco Banco Multiplo SA ADR	12,933	317,634
Vivo Participacoes SA sponsored ADR	30,200	864,928
TOTAL BRAZIL		3,370,572
Canada - 2.4%
Open Text Corp. (a)	8,000	353,917
Petrobank Energy & Resources Ltd. (a)	20,700	823,819
Power Corp. of Canada (sub. vtg.) (d)	20,500	572,046
Suncor Energy, Inc.	24,900	797,855
Toronto-Dominion Bank	22,800	1,641,985
TOTAL CANADA		4,189,622
Cayman Islands - 0.6%
China High Speed Transmission Equipment Group Co. Ltd.	179,000	365,794
Hengdeli Holdings Ltd.	1,240,000	687,889
TOTAL CAYMAN ISLANDS		1,053,683
China - 1.2%
China Merchants Bank Co. Ltd. (H Shares)	325,572	924,055
Common Stocks - continued
	Shares	Value
China - continued
Industrial & Commercial Bank of China Ltd. (H Shares)	983,000	$ 791,346
Nine Dragons Paper (Holdings) Ltd.	251,000	404,773
TOTAL CHINA		2,120,174
Denmark - 1.0%
Novo Nordisk AS Series B	6,704	703,801
Vestas Wind Systems AS (a)(d)	30,005	957,410
TOTAL DENMARK		1,661,211
France - 10.7%
Alstom SA	8,417	424,671
Atos Origin SA (a)	9,086	420,054
AXA SA sponsored ADR	188,900	3,443,647
BNP Paribas SA	26,393	1,929,875
Christian Dior SA	4,700	679,814
Compagnie de St. Gobain	24,678	1,152,390
Credit Agricole SA	56,600	927,353
PPR SA	6,800	1,114,607
Sanofi-Aventis sponsored ADR	41,300	1,450,043
Schneider Electric SA	6,563	931,473
Societe Generale Series A	45,507	2,724,374
Total SA	2,900	157,819
Total SA sponsored ADR	31,800	1,732,464
Unibail-Rodamco	7,266	1,513,508
TOTAL FRANCE		18,602,092
Germany - 6.8%
Allianz AG sponsored ADR	51,500	645,295
BASF AG	16,700	1,214,842
Bayerische Motoren Werke AG (BMW)	11,233	805,109
Daimler AG (United States) (a)	30,400	2,006,400
Deutsche Boerse AG	11,000	773,869
E.ON AG	81,327	2,546,155
HeidelbergCement AG	23,800	1,244,684
Metro AG	10,300	721,756
Munich Re Group	9,123	1,426,193
Volkswagen AG (d)	3,837	503,787
TOTAL GERMANY		11,888,090
Common Stocks - continued
	Shares	Value
Greece - 0.3%
Hellenic Telecommunications Organization SA	21,569	$ 172,247
Public Power Corp. of Greece	22,520	377,592
TOTAL GREECE		549,839
Hong Kong - 4.2%
China Resources Power Holdings Co. Ltd.	396,000	762,241
CNOOC Ltd.	423,000	883,105
Hang Lung Group Ltd.	52,000	345,157
Hutchison Whampoa Ltd.	35,000	344,977
Swire Pacific Ltd. (A Shares)	123,300	1,749,782
Techtronic Industries Co. Ltd.	727,500	736,768
Wharf Holdings Ltd.	367,000	2,409,973
TOTAL HONG KONG		7,232,003
India - 0.5%
Bank of Baroda	37,000	877,878
Punjab National Bank	288	9,381
TOTAL INDIA		887,259
Indonesia - 0.9%
PT Bank Rakyat Indonesia Tbk	803,000	1,024,245
PT Semen Gresik (Persero) Tbk	497,500	545,510
TOTAL INDONESIA		1,569,755
Ireland - 0.3%
CRH PLC sponsored ADR	30,000	530,100
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	16,700	866,730
Italy - 2.2%
ENI SpA	19,300	434,475
Intesa Sanpaolo SpA	647,919	2,278,660
UniCredit SpA	389,609	1,015,393
TOTAL ITALY		3,728,528
Japan - 18.3%
ABC-Mart, Inc.	14,100	479,579
Aisin Seiki Co. Ltd.	30,900	970,353
Credit Saison Co. Ltd.	18,500	262,398
Denso Corp.	45,200	1,405,634
East Japan Railway Co.	18,500	1,142,440
Honda Motor Co. Ltd.	31,500	1,135,537
Japan Retail Fund Investment Corp.	714	1,115,320
Common Stocks - continued
	Shares	Value
Japan - continued
Japan Tobacco, Inc.	97	$ 301,348
JSR Corp.	26,900	465,660
Konica Minolta Holdings, Inc.	50,500	487,979
Miraca Holdings, Inc.	12,100	435,462
Mitsubishi UFJ Financial Group, Inc.	562,300	2,609,637
Mitsui & Co. Ltd.	235,400	3,702,232
Nippon Electric Glass Co. Ltd.	105,000	1,349,651
Nippon Telegraph & Telephone Corp.	10,800	487,084
Obic Co. Ltd.	3,880	716,501
ORIX Corp.	16,480	1,503,209
Promise Co. Ltd. (d)	59,900	250,855
Ricoh Co. Ltd.	30,000	419,659
Seven & i Holdings Co., Ltd.	19,700	457,297
SOFTBANK CORP.	16,600	533,109
Sumitomo Corp.	148,700	1,882,662
Sumitomo Metal Industries Ltd.	180,000	417,777
Sumitomo Mitsui Financial Group, Inc.	50,300	1,501,342
Tokio Marine Holdings, Inc.	26,000	731,012
Tokyo Electron Ltd.	16,800	947,912
Tokyo Gas Co. Ltd.	429,000	2,018,396
Toyota Motor Corp.	70,000	2,479,419
USS Co. Ltd.	6,120	476,093
West Japan Railway Co.	132	490,049
Xebio Co. Ltd.	2,900	56,940
Yamada Denki Co. Ltd.	9,260	601,837
TOTAL JAPAN		31,834,383
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	1,245	824,833
Shinhan Financial Group Co. Ltd.	15,815	612,488
Shinhan Financial Group Co. Ltd. sponsored ADR	2,600	202,202
TOTAL KOREA (SOUTH)		1,639,523
Luxembourg - 1.0%
ArcelorMittal SA:
(Netherlands)	17,800	575,834
Class A unit (d)	33,600	1,087,968
TOTAL LUXEMBOURG		1,663,802
Netherlands - 3.9%
Gemalto NV	21,398	974,213
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	131,968	1,411,530
Common Stocks - continued
	Shares	Value
Netherlands - continued
ING Groep NV: - continued
sponsored ADR (a)(d)	164,100	$ 1,768,998
Koninklijke Ahold NV	43,888	606,405
Koninklijke KPN NV	70,720	1,180,840
Randstad Holdings NV (a)	16,139	768,016
TOTAL NETHERLANDS		6,710,002
Norway - 1.0%
Aker Solutions ASA	86,460	1,316,238
DnB NOR ASA	32,800	450,074
TOTAL NORWAY		1,766,312
Portugal - 0.7%
Energias de Portugal SA	337,291	1,290,170
Russia - 0.6%
Mechel Steel Group OAO sponsored ADR	20,500	482,775
OAO Gazprom sponsored ADR	26,900	587,765
TOTAL RUSSIA		1,070,540
Singapore - 1.7%
DBS Group Holdings Ltd.	39,585	425,119
United Overseas Bank Ltd.	126,200	1,817,483
Yanlord Land Group Ltd.	564,000	749,502
TOTAL SINGAPORE		2,992,104
South Africa - 0.2%
Impala Platinum Holdings Ltd.	12,300	347,663
Spain - 6.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	185,716	2,442,165
Banco Santander SA	77,889	999,496
Banco Santander SA sponsored ADR	185,200	2,372,412
Gestevision Telecinco SA	16,100	205,340
Iberdrola SA	268,746	2,266,117
Red Electrica Corporacion SA	8,800	441,975
Telefonica SA sponsored ADR (d)	32,800	2,661,392
TOTAL SPAIN		11,388,897
Sweden - 0.3%
Telefonaktiebolaget LM Ericsson (B Shares)	48,352	531,601
Switzerland - 4.6%
Lonza Group AG	2,189	191,581
Roche Holding AG (participation certificate)	23,649	3,471,611
Common Stocks - continued
	Shares	Value
Switzerland - continued
Transocean Ltd. (a)	18,439	$ 1,168,295
Zurich Financial Services AG	13,038	3,190,790
TOTAL SWITZERLAND		8,022,277
Taiwan - 0.5%
AU Optronics Corp. (a)	315,000	314,442
Hon Hai Precision Industry Co. Ltd. (Foxconn)	136,752	518,322
TOTAL TAIWAN		832,764
Thailand - 0.4%
Siam Commercial Bank PCL (For. Reg.)	196,900	674,090
United Kingdom - 18.9%
Aberdeen Asset Management PLC	202,260	576,162
Aegis Group PLC	342,500	689,762
Anglo American PLC (United Kingdom)	46,717	2,176,569
AstraZeneca PLC sponsored ADR (d)	13,200	666,072
Aviva PLC	110,728	706,059
BAE Systems PLC	158,200	873,677
Barclays PLC	393,292	1,728,083
BP PLC sponsored ADR	86,000	3,511,380
British Airways PLC (a)	88,300	382,959
Centrica PLC	99,225	528,109
HSBC Holdings PLC:
(United Kingdom)	166,235	1,729,898
sponsored ADR	62,270	3,244,890
Imperial Tobacco Group PLC	24,643	789,241
International Power PLC	69,857	467,048
Man Group PLC	62,924	262,922
Misys PLC (a)	78,900	355,717
Prudential PLC	113,283	1,145,604
Rio Tinto PLC	19,102	1,240,525
Royal Dutch Shell PLC Class A sponsored ADR (d)	101,400	6,583,903
Vedanta Resources PLC	27,600	917,551
Vodafone Group PLC sponsored ADR	129,112	3,551,871
Wolseley PLC (a)	27,062	721,033
TOTAL UNITED KINGDOM		32,849,035
TOTAL COMMON STOCKS (Cost $181,546,961)		170,416,382
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value
Germany - 0.1%
Volkswagen AG	1,600	$ 240,443
Italy - 0.9%
Fiat SpA (Risparmio Shares)	53,200	625,142
Telecom Italia SpA (Risparmio Shares)	727,800	892,776
TOTAL ITALY		1,517,918
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,798,557)		1,758,361
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 0.23% (b)	1,148,052	1,148,052
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	15,519,480	15,519,480
TOTAL MONEY MARKET FUNDS (Cost $16,667,532)		16,667,532
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $200,013,050)		188,842,275
NET OTHER ASSETS (LIABILITIES) - (8.6)%		(14,918,317)
NET ASSETS - 100%		$ 173,923,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,268
Fidelity Securities Lending Cash Central Fund	157,549
Total	$ 159,817
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 32,849,035	$ 26,298,866	$ 6,550,169	$ -
Japan	31,834,383	7,071,809	24,762,574	-
France	18,602,092	18,444,273	157,819	-
Germany	12,128,533	12,128,533	-	-
Spain	11,388,897	10,389,401	999,496	-
Switzerland	8,022,277	8,022,277	-	-
Hong Kong	7,232,003	6,348,898	883,105	-
Netherlands	6,710,002	5,298,472	1,411,530	-
Italy	5,246,446	3,919,195	1,327,251	-
Other	38,161,075	34,343,479	3,817,596	-
Money Market Funds	16,667,532	16,667,532	-	-
Total Investments in Securities:	$ 188,842,275	$ 148,932,735	$ 39,909,540	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $86,037,358 of which $17,089,067, $65,376,972 and $3,571,319 will expire on October 31, 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $15,206,694) - See accompanying schedule: Unaffiliated issuers (cost $183,345,518)	$ 172,174,743
Fidelity Central Funds (cost $16,667,532)	16,667,532
Total Investments (cost $200,013,050)		$ 188,842,275
Foreign currency held at value (cost $5,461)		5,490
Receivable for investments sold		446,531
Receivable for fund shares sold		78,493
Dividends receivable		605,309
Distributions receivable from Fidelity Central Funds		4,290
Other receivables		29,877
Total assets		190,012,265

Liabilities
Payable for investments purchased	$ 163,146
Payable for fund shares redeemed	179,389
Accrued management fee	96,986
Distribution and service plan fees payable	4,718
Other affiliated payables	35,187
Other payables and accrued expenses	89,401
Collateral on securities loaned, at value	15,519,480
Total liabilities		16,088,307

Net Assets		$ 173,923,958
Net Assets consist of:
Paid in capital		$ 268,479,379
Undistributed net investment income		3,475,373
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,855,582)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,175,212)
Net Assets		$ 173,923,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,698,845 ÷ 571,797 shares)	$ 8.22

Maximum offering price per share (100/94.25 of $8.22)	$ 8.72
Class T: Net Asset Value and redemption price per share ($2,276,315 ÷ 277,544 shares)	$ 8.20

Maximum offering price per share (100/96.50 of $8.20)	$ 8.50
Class B: Net Asset Value and offering price per share ($1,216,282 ÷ 148,316 shares)A	$ 8.20

Class C: Net Asset Value and offering price per share ($2,123,283 ÷ 258,867 shares)A	$ 8.20

International Value: Net Asset Value, offering price and redemption price per share ($163,089,817 ÷ 19,827,024 shares)	$ 8.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($519,416 ÷ 63,004 shares)	$ 8.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 6,155,601
Interest		12
Income from Fidelity Central Funds		159,817
Income before foreign taxes withheld		6,315,430
Less foreign taxes withheld		(506,127)
Total income		5,809,303

Expenses
Management fee Basic fee	$ 1,246,006
Performance adjustment	(64,274)
Transfer agent fees	456,496
Distribution and service plan fees	53,397
Accounting and security lending fees	86,012
Custodian fees and expenses	47,971
Independent trustees' compensation	1,006
Registration fees	80,881
Audit	66,813
Legal	923
Miscellaneous	2,258
Total expenses before reductions	1,977,489
Expense reductions	(28,245)	1,949,244
Net investment income (loss)		3,860,059
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,197,843)
Foreign currency transactions	(24,115)
Total net realized gain (loss)		(3,221,958)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $30,988)	12,416,559
Assets and liabilities in foreign currencies	1,278
Total change in net unrealized appreciation (depreciation)		12,417,837
Net gain (loss)		9,195,879
Net increase (decrease) in net assets resulting from operations		$ 13,055,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,860,059	$ 3,337,187
Net realized gain (loss)	(3,221,958)	(62,114,878)
Change in net unrealized appreciation (depreciation)	12,417,837	101,639,080
Net increase (decrease) in net assets resulting from operations	13,055,938	42,861,389
Distributions to shareholders from net investment income	(3,135,757)	(3,076,516)
Distributions to shareholders from net realized gain	(123,529)	-
Total distributions	(3,259,286)	(3,076,516)
Share transactions - net increase (decrease)	(27,172,209)	(17,980,610)
Redemption fees	3,410	6,134
Total increase (decrease) in net assets	(17,372,147)	21,810,397

Net Assets
Beginning of period	191,296,105	169,485,708
End of period (including undistributed net investment income of $3,475,373 and undistributed net investment income of $2,751,072, respectively)	$ 173,923,958	$ 191,296,105

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.75	$ 5.93	$ 13.02	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.12	.21	.18	.06 H
Net realized and unrealized gain (loss)	.44	1.78	(6.53)	2.29	.54
Total from investment operations	.59	1.90	(6.32)	2.47	.60
Distributions from net investment income	(.11)	(.08)	(.15)	(.03)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.12)	(.08)	(.77)	(.05)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.22	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Total Return B, C, D	7.60%	32.71%	(51.50)%	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.40%	1.34%	1.42%	1.38%	1.75%A
Expenses net of fee waivers, if any	1.40%	1.34%	1.42%	1.38%	1.50% A
Expenses net of all reductions	1.38%	1.32%	1.41%	1.37%	1.46% A
Net investment income (loss)	1.93%	1.86%	2.05%	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,699	$ 4,456	$ 2,854	$ 6,052	$ 1,537
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.73	$ 5.91	$ 12.99	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.10	.18	.15	.05 H
Net realized and unrealized gain (loss)	.44	1.77	(6.50)	2.29	.54
Total from investment operations	.57	1.87	(6.32)	2.44	.59
Distributions from net investment income	(.09)	(.05)	(.14)	(.02)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.10)	(.05)	(.76)	(.04)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Total Return B, C, D	7.32%	32.14%	(51.60)%	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.67%	1.60%	1.67%	1.60%	2.01% A
Expenses net of fee waivers, if any	1.67%	1.60%	1.67%	1.60%	1.75% A
Expenses net of all reductions	1.65%	1.59%	1.66%	1.58%	1.71% A
Net investment income (loss)	1.65%	1.59%	1.80%	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,276	$ 2,395	$ 2,087	$ 5,081	$ 1,789
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.74	$ 5.88	$ 12.93	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	.44	1.79	(6.48)	2.29	.54
Total from investment operations	.53	1.86	(6.35)	2.38	.56
Distributions from net investment income	(.06)	-	(.08)	-	-
Distributions from net realized gain	(.01)	-	(.62)	(.01)	-
Total distributions	(.07)	-	(.70)	(.01)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Total Return B, C, D	6.82%	31.63%	(51.85)%	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.08%	2.18%	2.10%	2.50% A
Expenses net of fee waivers, if any	2.15%	2.08%	2.18%	2.10%	2.25% A
Expenses net of all reductions	2.13%	2.07%	2.17%	2.08%	2.21% A
Net investment income (loss)	1.18%	1.11%	1.29%	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,216	$ 1,076	$ 931	$ 2,651	$ 1,304
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 7.73	$ 5.88	$ 12.92	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.07	.13	.09	.02 H
Net realized and unrealized gain (loss)	.44	1.78	(6.47)	2.29	.54
Total from investment operations	.53	1.85	(6.34)	2.38	.56
Distributions from net investment income	(.05)	-	(.08)	-	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.06)	-	(.70)	(.02)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 8.20	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Total Return B, C, D	6.84%	31.46%	(51.80)%	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.15%	2.08%	2.17%	2.07%	2.47% A
Expenses net of fee waivers, if any	2.15%	2.08%	2.17%	2.07%	2.25% A
Expenses net of all reductions	2.13%	2.06%	2.16%	2.05%	2.21% A
Net investment income (loss)	1.18%	1.12%	1.30%	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,123	$ 2,108	$ 1,784	$ 5,996	$ 2,183
Portfolio turnover rate G	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2010	2009	2008	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.75	$ 5.95	$ 13.06	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.13	.24	.22	.07 G
Net realized and unrealized gain (loss)	.44	1.78	(6.54)	2.29	.54
Total from investment operations	.61	1.91	(6.30)	2.51	.61
Distributions from net investment income	(.13)	(.11)	(.19)	(.04)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.13) K	(.11)	(.81)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 8.23	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Total Return B, C	7.95%	33.09%	(51.34)%	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.09%	1.07%	1.10%	1.03%	1.50% A
Expenses net of fee waivers, if any	1.09%	1.07%	1.10%	1.03%	1.25% A
Expenses net of all reductions	1.08%	1.06%	1.09%	1.02%	1.21% A
Net investment income (loss)	2.23%	2.12%	2.37%	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,090	$ 180,447	$ 160,777	$ 381,148	$ 221,130
Portfolio turnover rate F	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.76	$ 5.96	$ 13.07	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.14	.25	.22	.07 G
Net realized and unrealized gain (loss)	.44	1.78	(6.54)	2.30	.54
Total from investment operations	.62	1.92	(6.29)	2.52	.61
Distributions from net investment income	(.14)	(.12)	(.20)	(.04)	-
Distributions from net realized gain	(.01)	-	(.62)	(.02)	-
Total distributions	(.14) K	(.12)	(.82)	(.06)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 8.24	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Total Return B, C	8.05%	33.06%	(51.27)%	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	.98%	.93%	1.02%	.98%	1.38% A
Expenses net of fee waivers, if any	.98%	.93%	1.02%	.98%	1.25% A
Expenses net of all reductions	.97%	.92%	1.01%	.96%	1.21% A
Net investment income (loss)	2.34%	2.26%	2.45%	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 519	$ 814	$ 1,052	$ 3,965	$ 3,064
Portfolio turnover rate F	43%	46%	68%	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in significant transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,722,692
Gross unrealized depreciation	(29,377,939)
Net unrealized appreciation (depreciation)	$ (12,655,247)

Tax Cost	$ 201,497,522

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,141,622
Capital loss carryforward	$ (86,037,358)
Net unrealized appreciation (depreciation)	$ (12,628,725)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 3,259,286	$ 3,076,516

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $74,051,222 and $100,611,718, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,360	$ 408
Class T	.25%	.25%	10,692	17
Class B	.75%	.25%	11,371	8,530
Class C	.75%	.25%	19,974	2,825
			$ 53,397	$ 11,780

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,989
Class T	944
Class B*	1,152
Class C*	496
$ 5,581

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,253.31
Class T	7,114.33
Class B	3,574.31
Class C	6,249.31
International Value	424,492.26
Institutional Class	814.15
	$ 456,496

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $338 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $702 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $157,549. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28,245 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 64,929	$ 38,784
Class T	27,801	19,023
Class B	8,869	-
Class C	14,357	-
International Value	3,006,248	3,001,128
Institutional Class	13,553	17,581
Total	$ 3,135,757	$ 3,076,516
From net realized gain
Class A	$ 2,899	$ -
Class T	1,544	-
Class B	715	-
Class C	1,354	-
International Value	116,522	-
Institutional Class	495	-
Total	$ 123,529	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	216,581	302,325	$ 1,676,019	$ 1,876,749
Reinvestment of distributions	7,621	6,730	61,732	35,265
Shares redeemed	(227,521)	(215,042)	(1,766,121)	(1,172,427)
Net increase (decrease)	(3,319)	94,013	$ (28,370)	$ 739,587
Class T
Shares sold	82,344	72,122	$ 635,080	$ 432,831
Reinvestment of distributions	3,507	2,980	28,408	15,614
Shares redeemed	(118,025)	(118,669)	(899,018)	(709,124)
Net increase (decrease)	(32,174)	(43,567)	$ (235,530)	$ (260,679)
Class B
Shares sold	44,963	51,221	$ 346,949	$ 307,508
Reinvestment of distributions	980	-	7,981	-
Shares redeemed	(36,625)	(70,451)	(286,374)	(387,465)
Net increase (decrease)	9,318	(19,230)	$ 68,556	$ (79,957)
Class C
Shares sold	56,757	108,573	$ 434,910	$ 666,628
Reinvestment of distributions	1,540	-	12,532	-
Shares redeemed	(72,014)	(139,651)	(560,469)	(850,584)
Net increase (decrease)	(13,717)	(31,078)	$ (113,027)	$ (183,956)
International Value
Shares sold	3,662,730	4,879,190	$ 28,403,948	$ 32,198,500
Reinvestment of distributions	369,795	550,070	2,987,943	2,876,866
Shares redeemed	(7,496,748)	(9,139,736)	(57,917,334)	(52,863,403)
Net increase (decrease)	(3,464,223)	(3,710,476)	$ (26,525,443)	$ (17,788,037)
Institutional Class
Shares sold	16,581	6,874	$ 128,469	$ 36,272
Reinvestment of distributions	185	572	1,498	2,992
Shares redeemed	(58,573)	(79,196)	(468,362)	(446,832)
Net increase (decrease)	(41,807)	(71,750)	$ (338,395)	$ (407,568)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.194	$0.034

Institutional Class designates 73% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/09	$0.145	$0.012

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIVI-UANN-1210
1.827488.104

Fidelity®
Series Emerging Markets
Fund

Fidelity Series Emerging Markets Fund
Class F

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Emerging Markets Fund or 1-800-835-5092 for Class F to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Fidelity® Series Emerging Markets Fund	27.32%	47.70%
Class F B	27.59%	47.97%

A From December 9, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Emerging Markets Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund, a class of the fund, on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets (EM) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The return-to-risk theme was evident within emerging markets during the 12 months ending October 31, 2010. The combination of strong economic growth and superior fiscal conditions bolstered the performance of emerging-markets stocks, as they finished the period well ahead of most foreign developed-country stock indexes. Several smaller country constituents provided a big boost to the index, while most of its biggest components, though strong, still lagged. The falling value of the U.S. dollar relative to most emerging-markets currencies also provided a meaningful contribution. Rising commodity prices supported returns in commodity-producing regions, such as Latin America, which also benefited from the announced integration of the Chile, Colombia and Peru stock exchanges, scheduled for November. For the 12 months ending October 31, 2010, the MSCI® Emerging Markets Index climbed 23.89%. Among emerging-markets countries, major index components South Korea, Taiwan, Brazil and China gained roughly 25%, 21%, 15% and 9%, respectively. India, also a large constituent, solidly beat the index, returning about 35%. Other strong-performing countries included Thailand (62%), Turkey (55%), Indonesia (52%), Malaysia (36%), Mexico (34%) and South Africa (33%).

Comments from Timothy Gannon, James Hayes, Jessamyn Larrabee, Carolina Pierry and Sam Polyak, Co-Portfolio Managers of Fidelity® Series Emerging Markets Fund: For the year, the fund's Series Emerging Markets and Class F shares gained 27.32% and 27.59%, respectively, solidly outperforming the MSCI index. Performance was driven by strong overall security selection, most notably in information technology, materials, energy and financials. Market selection also was beneficial, but to a much lesser extent. On a country basis, the biggest contributions came from our holdings in China, Russia, Brazil, India and Hong Kong. Notable detractors included security selection in Mexico and, from a sector standpoint, utilities and health care. In terms of individual holdings, the largest contributors were three out-of-index holdings: Bank of Baroda, a public sector lender in India; Baidu, China's leading Internet search engine; and Canadian mining and exploration firm Uranium One. The fund also benefited from not owning poor-performing China Life Insurance, a Beijing-based provider of a variety of insurance products and a sizable index component. The largest individual detractor was an overweighted stake in KB Financial Group, South Korea's largest financial holding company. Not owning automobile manufacturer and benchmark constituent Hyundai Motor also hurt, as did underweighting the U.S.-listed shares of Israeli drug firm Teva Pharmaceutical Industries. Teva was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Series Emerging Markets	1.16%
Actual		$ 1,000.00	$ 1,121.40	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class F	.93%
Actual		$ 1,000.00	$ 1,122.30	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Brazil 16.2%
Korea (South) 10.6%
India 9.5%
Russia 8.4%
China 7.9%
Taiwan 7.2%
South Africa 6.1%
Hong Kong 4.6%
Mexico 3.9%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Brazil 16.3%
Korea (South) 13.6%
China 9.0%
India 8.8%
Russia 8.4%
Taiwan 6.1%
South Africa 5.7%
Hong Kong 4.9%
Mexico 4.4%
Other 22.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.7
Short-Term Investments and Net Other Assets	1.1	1.3
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	2.2	1.8
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	2.0	1.9
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.0	2.7
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.9	1.8
Petroleo Brasileiro SA - Petrobras (ON) sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	1.8	2.0
Uranium One, Inc. (Canada, Oil, Gas & Consumable Fuels)	1.7	0.0
Sberbank (Savings Bank of the Russian Federation) GDR (Russia, Commercial Banks)	1.7	1.0
CNOOC Ltd. sponsored ADR (Hong Kong, Oil, Gas & Consumable Fuels)	1.7	1.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.6	1.2
China Mobile (Hong Kong) Ltd. sponsored ADR (Hong Kong, Wireless Telecommunication Services)	1.4	1.4
	18.0
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	23.3
Energy	15.2	14.0
Materials	13.2	15.3
Information Technology	12.1	13.8
Industrials	8.4	7.3
Telecommunication Services	7.4	7.9
Consumer Discretionary	7.0	5.7
Consumer Staples	6.3	5.4
Utilities	3.6	3.6
Health Care	0.7	2.4

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Argentina - 0.6%
Banco Macro SA sponsored ADR	266,000	$ 13,260,100
BBVA Banco Frances SA sponsored ADR (d)	446,974	5,386,037
TOTAL ARGENTINA		18,646,137
Bahamas (Nassau) - 0.2%
Petrominerales Ltd.	259,300	6,643,307
Bailiwick of Guernsey - 0.2%
Chariot Oil & Gas Ltd. (a)	2,132,900	6,808,822
Bailiwick of Jersey - 0.2%
Heritage Oil PLC	786,900	4,343,221
Bermuda - 0.6%
GP Investments, Ltd. unit (a)	1,489,353	6,303,399
Trinity Ltd.	11,310,000	11,308,176
TOTAL BERMUDA		17,611,575
Brazil - 16.2%
AES Tiete SA (PN) (non-vtg.)	528,300	7,282,292
Anhanguera Educacional Participacoes SA unit	404,530	8,013,556
Banco do Brasil SA	2,045,857	39,805,941
Banco do Estado do Rio Grande do Sul SA	2,368,400	26,020,101
BM&F Bovespa SA	1,411,300	11,821,670
BR Properties SA	717,400	6,915,918
Brasil Insurance Participacoes e Administracao SA (a)	5,000	3,967,787
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	621,200	10,038,084
Cia Hering SA	173,700	8,551,243
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	183,600	7,272,396
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (d)	327,600	7,610,148
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (d)	563,800	9,516,944
Cosan SA Industria e Comercio	879,700	13,884,285
Ecorodovias Infraestrutura e Logistica SA (a)	1,396,000	10,585,704
Gafisa SA sponsored ADR	702,900	11,801,691
Iguatemi Empresa de Shopping Centers SA	688,900	16,076,493
Itau Unibanco Banco Multiplo SA:
ADR	1,245,760	30,595,866
ADR (a)(e)	267,800	6,577,168
Localiza Rent A Car SA	679,000	11,235,510
Lojas Renner SA	317,000	12,521,984
Mills Estruturas e Servicos de Engenharia SA (a)	969,000	11,693,846
Multiplus SA	536,000	9,105,573
Common Stocks - continued
	Shares	Value
Brazil - continued
Natura Cosmeticos SA	552,000	$ 15,802,022
OGX Petroleo e Gas Participacoes SA (a)	1,877,700	24,635,707
PDG Realty SA Empreendimentos e Participacoes	1,201,900	15,027,283
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	1,550,200	52,892,824
(PN) sponsored ADR (non-vtg.)	560,000	17,466,400
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.) (d)	565,900	8,680,906
TIM Participacoes SA	2,808,100	9,194,167
TIM Participacoes SA sponsored ADR (non-vtg.)	146,600	4,729,316
Vale SA (PN-A) sponsored ADR	1,311,900	37,690,887
TOTAL BRAZIL		467,013,712
Canada - 3.3%
Africa Oil Corp. (a)	1,770,100	3,523,191
First Quantum Minerals Ltd.	180,000	15,762,134
IAMGOLD Corp.	502,000	9,159,937
Pacific Rubiales Energy Corp. (a)	243,900	7,774,477
Uranium One, Inc. (a)	12,157,700	49,708,412
Yamana Gold, Inc.	790,000	8,690,852
TOTAL CANADA		94,619,003
Cayman Islands - 3.4%
Alibaba.com Ltd. (a)(d)	4,243,500	8,288,546
China Shanshui Cement Group Ltd.	33,552,000	23,893,829
CNinsure, Inc. ADR (d)	280,350	7,204,995
Enn Energy Holdings Ltd.	3,622,000	10,887,612
Eurasia Drilling Co. Ltd. GDR (Reg. S)	502,600	12,816,300
Hengdeli Holdings Ltd.	13,064,000	7,247,244
Mongolian Mining Corp.	4,216,000	4,563,424
Shenguan Holdings Group Ltd.	9,926,000	12,933,733
Trina Solar Ltd. ADR (a)(d)	273,400	7,316,184
Trony Solar Holdings Co. Ltd.	6,578,000	4,115,891
TOTAL CAYMAN ISLANDS		99,267,758
Chile - 0.5%
Enersis SA	29,209,724	13,345,768
China - 7.9%
Baidu.com, Inc. sponsored ADR (a)	105,200	11,573,052
China Construction Bank Corp. (H Shares)	66,196,000	63,110,912
Digital China Holdings Ltd. (H Shares)	3,368,000	6,083,148
Golden Eagle Retail Group Ltd. (H Shares)	4,341,000	11,536,797
Common Stocks - continued
	Shares	Value
China - continued
Harbin Power Equipment Co. Ltd. (H Shares)	7,184,000	$ 9,675,983
Industrial & Commercial Bank of China Ltd. (H Shares)	67,872,000	54,639,094
Maanshan Iron & Steel Co. Ltd. (H Shares)	8,812,000	5,047,609
Minth Group Ltd.	4,928,000	9,218,642
Ping An Insurance Group Co. China Ltd. (H Shares)	2,945,000	31,705,886
Tencent Holdings Ltd.	375,000	8,587,325
Weichai Power Co. Ltd. (H Shares)	1,286,000	16,889,508
TOTAL CHINA		228,067,956
Colombia - 0.4%
Ecopetrol SA ADR (d)	268,400	12,813,416
Egypt - 0.6%
Commercial International Bank Ltd.	2,191,900	16,511,130
Hong Kong - 4.6%
Cathay Pacific Airways Ltd.	3,297,000	8,868,563
China Agri-Industries Holding Ltd.	10,650,000	15,498,403
China Mobile (Hong Kong) Ltd.	49,500	505,510
China Mobile (Hong Kong) Ltd. sponsored ADR (d)	793,800	40,777,506
CNOOC Ltd. sponsored ADR (d)	231,200	48,302,304
Lenovo Group Ltd.	12,000,000	7,771,650
Shanghai Industrial Holdings Ltd.	2,146,000	9,883,851
TOTAL HONG KONG		131,607,787
Hungary - 0.4%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)	115,300	12,255,276
India - 9.5%
Adani Power Ltd. (a)	3,742,234	10,886,883
Bank of Baroda	699,306	16,592,028
Bank of India	847,054	9,298,006
Dabur India Ltd.	4,230,641	9,520,732
Future Mall Management Ltd.	32,095	0
Grasim Industries Ltd.	414,821	21,810,212
Housing Development and Infrastructure Ltd. (a)	1,103,396	6,161,095
Idea Cellular Ltd. (a)	3,805,512	5,790,903
Indiabulls Real Estate Ltd. (a)	2,684,165	11,590,506
Infosys Technologies Ltd. sponsored ADR	469,400	31,656,336
Jain Irrigation Systems Ltd.	1,955,845	10,237,023
JK Cement Ltd.	1,063,196	4,166,433
Larsen & Toubro Ltd.	376,406	17,219,991
Pantaloon Retail India Ltd.	697,802	7,695,951
Power Finance Corp. Ltd.	705,191	5,727,440
Reliance Industries Ltd.	1,286,666	31,821,943
Common Stocks - continued
	Shares	Value
India - continued
State Bank of India	147,895	$ 10,512,307
Tata Consultancy Services Ltd.	759,551	18,042,442
Ultratech Cement Ltd.	715,367	17,751,431
Union Bank of India	1,054,947	9,056,780
Unitech Ltd.	8,442,806	16,533,233
TOTAL INDIA		272,071,675
Indonesia - 3.3%
PT Bakrieland Development Tbk	499,483,000	8,830,012
PT Bank Central Asia Tbk	6,564,000	5,141,030
PT Bank Rakyat Indonesia Tbk	16,759,500	21,377,131
PT Bank Tabungan Negara Tbk	34,049,500	7,581,364
PT Gudang Garam Tbk	2,222,500	11,861,611
PT Indofood Sukses Makmur Tbk	23,111,500	13,446,677
PT Indosat Tbk	13,580,500	9,116,970
PT Perusahaan Gas Negara Tbk Series B	23,378,500	10,593,883
PT Tower Bersama Infrastructure Tbk	29,435,000	8,398,229
TOTAL INDONESIA		96,346,907
Kazakhstan - 0.3%
JSC Halyk Bank of Kazakhstan unit (a)	779,580	7,250,094
Korea (South) - 10.6%
Doosan Heavy Industries & Construction Co. Ltd.	158,188	12,463,721
Hana Financial Group, Inc.	197,830	5,620,869
Hyundai Mipo Dockyard Co. Ltd.	85,125	14,231,657
Hyundai Mobis	106,662	26,558,787
KB Financial Group, Inc.	649,270	28,928,092
Kia Motors Corp.	493,650	19,710,878
Korea Electric Power Corp. (a)	417,740	11,002,423
LG Display Co. Ltd.	375,680	12,890,832
LG Innotek Co. Ltd.	69,122	8,021,716
NCsoft Corp.	41,141	9,055,043
Orion Corp.	37,306	12,507,212
POSCO	20,055	8,282,780
S-Oil Corp.	141,881	8,756,372
Samsung C&T Corp.	297,280	17,448,179
Samsung Electronics Co. Ltd.	85,103	56,382,148
Samsung Engineering Co. Ltd.	103,867	16,579,923
Shinhan Financial Group Co. Ltd. sponsored ADR (d)	383,100	29,793,687
Tong Yang Life Insurance Co. Ltd.	784,310	8,299,945
TOTAL KOREA (SOUTH)		306,534,264
Common Stocks - continued
	Shares	Value
Luxembourg - 0.3%
Millicom International Cellular SA	105,500	$ 9,980,300
Malaysia - 0.6%
Axiata Group Bhd (a)	12,148,700	17,533,804
Mexico - 3.9%
America Movil SAB de CV Series L sponsored ADR	998,400	57,168,384
Corporacion Geo SAB de CV Series B (a)	2,668,600	8,467,870
Empresas ICA Sociedad Controladora SAB de CV sponsored ADR (a)(d)	813,500	8,574,290
Gruma SAB de CV Series B (a)	4,243,400	8,335,281
Grupo Modelo SAB de CV Series C	2,362,700	13,230,584
Grupo Televisa SA de CV (CPO) sponsored ADR	751,100	16,862,195
TOTAL MEXICO		112,638,604
Nigeria - 0.6%
Guaranty Trust Bank PLC GDR (Reg. S)	2,307,523	16,752,617
Philippines - 0.6%
Metropolitan Bank & Trust Co.	4,379,000	7,997,544
Philippine Long Distance Telephone Co. sponsored ADR	137,100	8,518,023
TOTAL PHILIPPINES		16,515,567
Poland - 0.6%
Eurocash SA	983,409	9,038,717
Polska Grupa Energetyczna SA	1,045,900	8,035,365
TOTAL POLAND		17,074,082
Russia - 8.4%
Bank St. Petersburg OJSC (a)	754,614	3,601,872
Interregional Distribution Grid Companies Holding JSC (a)	42,091,800	7,293,027
LSR Group OJSC unit (a)(e)	34,400	292,400
Lukoil Oil Co. sponsored:
ADR	449,500	25,104,575
ADR (United Kingdom)	41,600	2,321,280
Magnit OJSC GDR (Reg. S)	657,600	17,584,224
Magnitogorsk Iron & Steel Works OJSC unit (a)	2,266,100	28,326,250
OAO Gazprom sponsored ADR	1,208,100	26,396,985
OAO NOVATEK GDR	284,100	27,174,165
OJSC MMC Norilsk Nickel ADR	1,586,512	29,588,449
Sberbank (Savings Bank of the Russian Federation)	1,330,000	4,370,767
Sberbank (Savings Bank of the Russian Federation) GDR	130,000	48,839,895
Uralkali JSC GDR (Reg. S)	886,600	21,943,350
TOTAL RUSSIA		242,837,239
Common Stocks - continued
	Shares	Value
Singapore - 0.4%
Yangzijiang Shipbuilding Holdings Ltd.	7,120,000	$ 10,286,950
South Africa - 6.1%
African Bank Investments Ltd.	1,652,200	8,476,752
AngloGold Ashanti Ltd.	532,800	24,988,359
Aspen Pharmacare Holdings Ltd.	956,100	12,761,558
Aveng Ltd.	2,074,200	13,028,430
Barloworld Ltd.	692,600	5,190,755
Blue Label Telecoms Ltd.	12,280,200	12,621,957
Clicks Group Ltd.	1,345,239	8,776,158
Gold Fields Ltd. sponsored ADR	1,057,700	16,679,929
Impala Platinum Holdings Ltd.	527,900	14,921,264
Mr. Price Group Ltd.	1,006,900	9,150,435
MTN Group Ltd.	700,000	12,590,917
Shoprite Holdings Ltd.	1,247,400	17,632,643
Standard Bank Group Ltd.	1,256,131	18,523,541
TOTAL SOUTH AFRICA		175,342,698
Sweden - 0.3%
Lundin Petroleum AB (a)	813,400	7,693,798
Taiwan - 7.2%
Acer, Inc.	3,853,755	11,194,211
Asia Cement Corp.	12,258,000	12,636,494
Chroma ATE, Inc.	2,668,089	6,869,643
Delta Electronics, Inc.	3,377,000	13,958,193
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,989,584	15,121,443
HTC Corp.	906,000	20,455,677
Pegatron Corp. (a)	5,918,000	8,015,066
Synnex Technology International Corp.	4,189,739	10,253,601
Taiwan Fertilizer Co. Ltd.	7,273,000	24,833,475
Taiwan Mobile Co. Ltd.	5,238,000	11,655,213
Taiwan Semiconductor Manufacturing Co. Ltd.	3,618,284	7,447,954
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,567,351	38,919,799
Unimicron Technology Corp.	4,501,000	7,662,215
Wintek Corp. (a)	7,023,000	11,840,771
WPG Holding Co. Ltd.	3,697,000	6,873,364
TOTAL TAIWAN		207,737,119
Thailand - 1.5%
Advanced Info Service PCL (For. Reg.)	4,001,200	12,027,655
Banpu PCL unit	496,300	12,830,201
Common Stocks - continued
	Shares	Value
Thailand - continued
BEC World PCL (For. Reg.)	6,822,900	$ 7,577,202
Siam Commercial Bank PCL (For. Reg.)	2,737,500	9,371,869
TOTAL THAILAND		41,806,927
Turkey - 2.3%
Koc Holding AS	1,836,000	8,768,458
TAV Havalimanlari Holding AS (a)	886,000	4,632,922
Turkiye Garanti Bankasi AS	2,695,000	16,534,895
Turkiye Is Bankasi AS Series C	3,682,000	16,557,833
Turkiye Vakiflar Bankasi TAO	6,250,000	20,218,922
TOTAL TURKEY		66,713,030
United Kingdom - 2.1%
Afren PLC (a)	3,766,100	7,813,845
Aurelian Oil & Gas PLC (a)	4,665,100	4,559,256
Faroe Petroleum PLC (a)	923,600	2,885,504
Hikma Pharmaceuticals PLC	811,909	10,224,288
International Personal Finance PLC	809,469	4,033,330
Kazakhmys PLC	950,100	20,032,188
Premier Oil PLC (a)	430,127	11,584,241
TOTAL UNITED KINGDOM		61,132,652
United States of America - 1.2%
Central European Distribution Corp. (a)	311,300	7,773,161
Freeport-McMoRan Copper & Gold, Inc.	171,600	16,247,088
Gran Tierra Energy, Inc. (a)	1,249,800	9,313,148
TOTAL UNITED STATES OF AMERICA		33,333,397
TOTAL COMMON STOCKS (Cost $2,257,075,717)		2,849,136,592
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	3,933,962	$ 3,933,962
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	64,167,480	64,167,480
TOTAL MONEY MARKET FUNDS (Cost $68,101,442)		68,101,442
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $2,325,177,159)		2,917,238,034
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(37,828,871)
NET ASSETS - 100%		$ 2,879,409,163
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,869,568 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,467
Fidelity Securities Lending Cash Central Fund	234,446
Total	$ 294,913
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 467,013,712	$ 463,045,925	$ 3,967,787	$ -
Korea (South)	306,534,264	245,430,137	61,104,127	-
India	272,071,675	216,916,704	55,154,971	-
Russia	242,837,239	242,837,239	-	-
China	228,067,956	228,067,956	-	-
Taiwan	207,737,119	200,289,165	7,447,954	-
South Africa	175,342,698	150,354,339	24,988,359	-
Hong Kong	131,607,787	131,102,277	505,510	-
Mexico	112,638,604	112,638,604	-	-
Other	705,285,538	705,285,538	-	-
Money Market Funds	68,101,442	68,101,442	-	-
Total Investments in Securities:	$ 2,917,238,034	$ 2,764,069,326	$ 153,168,708	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $62,871,564) - See accompanying schedule: Unaffiliated issuers (cost $2,257,075,717)	$ 2,849,136,592
Fidelity Central Funds (cost $68,101,442)	68,101,442
Total Investments (cost $2,325,177,159)		$ 2,917,238,034
Cash		1,081,897
Foreign currency held at value (cost $19,170,916)		19,185,296
Receivable for investments sold		22,330,350
Receivable for fund shares sold		4,677,455
Dividends receivable		2,093,489
Distributions receivable from Fidelity Central Funds		34,346
Other receivables		1,382,961
Total assets		2,968,023,828

Liabilities
Payable for investments purchased	$ 17,787,682
Accrued management fee	1,895,835
Other affiliated payables	516,962
Other payables and accrued expenses	4,246,706
Collateral on securities loaned, at value	64,167,480
Total liabilities		88,614,665

Net Assets		$ 2,879,409,163
Net Assets consist of:
Paid in capital		$ 2,189,255,903
Undistributed net investment income		16,171,630
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		85,834,863
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		588,146,767
Net Assets		$ 2,879,409,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Series Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,425,249,455 ÷ 128,661,622 shares)	$ 18.85

Class F: Net Asset Value, offering price and redemption price per share ($454,159,708 ÷ 24,027,329 shares)	$ 18.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 38,267,474
Interest		3,027
Income from Fidelity Central Funds		294,913
Income before foreign taxes withheld		38,565,414
Less foreign taxes withheld		(3,655,892)
Total income		34,909,522

Expenses
Management fee	$ 14,202,930
Transfer agent fees	3,680,834
Accounting and security lending fees	789,972
Custodian fees and expenses	1,144,760
Independent trustees' compensation	9,026
Registration fees	22,500
Audit	73,116
Legal	5,740
Interest	276
Miscellaneous	16,676
Total expenses before reductions	19,945,830
Expense reductions	(1,207,938)	18,737,892
Net investment income (loss)		16,171,630
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,058,628)	100,386,308
Foreign currency transactions	(6,920,133)
Capital gain distribution from Fidelity Central Funds	1,204
Total net realized gain (loss)		93,467,379
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,676,014)	386,211,893
Assets and liabilities in foreign currencies	(972)
Total change in net unrealized appreciation (depreciation)		386,210,921
Net gain (loss)		479,678,300
Net increase (decrease) in net assets resulting from operations		$ 495,849,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	For the period December 9, 2008 (commencement of operations) to October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,171,630	$ 5,227,666
Net realized gain (loss)	93,467,379	85,493,953
Change in net unrealized appreciation (depreciation)	386,210,921	201,935,846
Net increase (decrease) in net assets resulting from operations	495,849,930	292,657,465
Distributions to shareholders from net investment income	(4,970,807)	(87,500)
Distributions to shareholders from net realized gain	(92,304,978)	-
Total distributions	(97,275,785)	(87,500)
Share transactions - net increase (decrease)	1,562,703,553	625,561,500
Total increase (decrease) in net assets	1,961,277,698	918,131,465

Net Assets
Beginning of period	918,131,465	-
End of period (including undistributed net investment income of $16,171,630 and undistributed net investment income of $5,088,289, respectively)	$ 2,879,409,163	$ 918,131,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Emerging Markets

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.15
Net realized and unrealized gain (loss)	4.03	6.27
Total from investment operations	4.18	6.42
Distributions from net investment income	(.09)	(.04)
Distributions from net realized gain	(1.62)	-
Total distributions	(1.71)	(.04)
Net asset value, end of period	$ 18.85	$ 16.38
Total Return B, C	27.32%	64.35%
Ratios to Average Net Assets E, H
Expenses before reductions	1.15%	1.21% A
Expenses net of fee waivers, if any	1.15%	1.21% A
Expenses net of all reductions	1.08%	1.09% A
Net investment income (loss)	.89%	1.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,425,249	$ 910,106
Portfolio turnover rate F	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.40	$ 13.91
Income from Investment Operations
Net investment income (loss) D	.19	.02
Net realized and unrealized gain (loss)	4.03	2.47
Total from investment operations	4.22	2.49
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(1.62)	-
Total distributions	(1.72)	-
Net asset value, end of period	$ 18.90	$ 16.40
Total Return B, C	27.59%	17.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.92%	.93% A
Expenses net of fee waivers, if any	.92%	.93% A
Expenses net of all reductions	.85%	.82% A
Net investment income (loss)	1.13%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 454,160	$ 8,025
Portfolio turnover rate F	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Series Emerging Markets Fund (the Fund) is a fund of the Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund offers Series Emerging Markets and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distribution or capital gain distributions. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC)and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 594,508,959
Gross unrealized depreciation	(26,210,806)
Net unrealized appreciation (depreciation)	$ 568,298,153

Tax Cost	$ 2,348,939,881

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 64,616,871
Undistributed long-term capital gain	$ 61,152,344
Net unrealized appreciation (depreciation)	$ 568,303,680

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 97,275,785	$ 87,500

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $3,038,675,469 and $1,590,534,958, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

that vary according to the account size and type of account of the shareholders of each class, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Series Emerging Markets	$ 3,680,834.23

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,620 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,515,000.39%		$ 276

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,224 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $234,446. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,207,938 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009 A
From net investment income
Series Emerging Markets	$ 4,872,057	$ 87,500
Class F	98,750	-
Total	$ 4,970,807	$ 87,500
From net realized gain
Series Emerging Markets	$ 90,721,075	$ -
Class F	1,583,903	-
Total	$ 92,304,978	$ -

A Distributions for Series Emerging Markets are for the period December 9, 2008 (commencement of operations) to October 31, 2009.

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009 A, B	2010	2009 A, B
Series Emerging Markets
Shares sold	79,991,131	56,936,886	$ 1,291,962,481	$ 638,934,301
Reinvestment of distributions	5,955,958	8,373	95,593,132	87,500
Shares redeemed	(12,830,835)	(1,399,891)	(212,836,681)	(21,868,415)
Net increase (decrease)	73,116,254	55,545,368	$ 1,174,718,932	$ 617,153,386
Class F
Shares sold	23,518,400	493,687	$ 387,691,188	$ 8,485,905
Reinvestment of distributions	104,773	-	1,682,653	-
Shares redeemed	(85,069)	(4,462)	(1,389,220)	(77,791)
Net increase (decrease)	23,538,104	489,225	$ 387,984,621	$ 8,408,114

A Share transactions for Series Emerging Markets are for the period December 9, 2008 (commencement of operations) to October 31, 2009.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Emerging Markets Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, the of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Emerging Markets Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Emerging Markets Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series Emerging Markets Fund	12/13/10	12/10/10	$.098	$.678
Class F	12/13/10	12/10/10	$.13	$.678

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2010, $61,152,344, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 8% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total return of the retail class of the fund and the total return of a broad-based securities market index ("benchmark"). (Class F of the fund had less than one year of performance as of December 31, 2009.)

Annual Report

Fidelity Series Emerging Markets Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Series Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

ILF-ANN-1210
1.873103.101

Fidelity®
Series International Growth
Series International Value
Series International Small Cap
Funds -

Fidelity Series International Growth Fund
Fidelity Series International Value Fund
Fidelity Series International Small Cap Fund
Class F

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Series International Growth Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	<Click Here>	A summary of major shifts in the Fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Value Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	<Click Here>	A summary of major shifts in the Fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Small Cap Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	<Click Here>	A summary of major shifts in the Fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firms	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Fidelity Series International Growth Fund
Series International Growth	1.01%
Actual		$ 1,000.00	$ 1,112.40	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14
Class F	.78%
Actual		$ 1,000.00	$ 1,113.30	$ 4.15
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Fidelity Series International Value Fund
Series International Value	1.01%
Actual		$ 1,000.00	$ 1,046.50	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14
Class F	.78%
Actual		$ 1,000.00	$ 1,047.50	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Fidelity Series International Small Cap Fund
Series International Small Cap	1.20%
Actual		$ 1,000.00	$ 1,092.00	$ 6.33
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Class F	.98%
Actual		$ 1,000.00	$ 1,094.80	$ 5.17
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity ® Series International Growth Fund's cumulative total return and show you what would have happened if Fidelity Series International Growth Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Growth Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ® EAFE ® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity ® Series International Growth Fund: Between the fund's inception date of December 3, 2009, and October 31, 2010, the fund's Series International Growth and Class F shares rose 8.90% and 9.10%, respectively, outpacing the 5.90% return of the MSCI EAFE® (Europe, Australasia, Far East) Growth Index. Stock picking was quite favorable in financials and consumer discretionary, with positive results also coming from consumer staples, health care, materials and industrials. Conversely, stock picking in telecommunication services, energy, utilities and technology modestly detracted. In country terms, the fund's positioning in emerging markets was positive, especially stock picking in South Africa, Turkey and Brazil. An out-of-index stake in the United States also aided results. In Europe, country positioning, along with the associated currency impact, was helpful, but virtually offset by unsuccessful stock picking in the region, particularly in the U.K. and Switzerland. Top individual contributors included Turkish bank Turkiye Garanti Bankasi; Autoliv, a Swedish auto-safety equipment maker with shares listed in the United States; South African retailers Mr Price Group and Clicks Group; and Novo Nordisk, a Danish health care company. In contrast, the biggest detractors were positions in credit card processor Visa, and Irish home-siding firm James Hardie Industries, and not owning lagging index component British American Tobacco . Several of the stocks mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 20.3%
Switzerland 12.0%
United States of America 11.2%
Japan 8.0%
Australia 5.3%
Germany 4.1%
Belgium 3.5%
Brazil 3.3%
France 2.9%
Other 29.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 19.3%
Switzerland 13.1%
United States of America 9.9%
Japan 9.3%
Australia 4.3%
Brazil 3.9%
Spain 3.8%
Belgium 3.3%
Germany 3.0%
Other 30.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.7
Short-Term Investments and Net Other Assets	1.0	1.3
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.5	4.0
BHP Billiton PLC (United Kingdom, Metals & Mining)	4.4	3.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.7
Rio Tinto PLC (United Kingdom, Metals & Mining)	2.1	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1	3.0
Visa, Inc. Class A (United States of America, IT Services)	2.0	2.0
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.8
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	2.0	1.6
Siemens AG (Germany, Industrial Conglomerates)	1.9	0.4
Standard Chartered PLC (United Kingdom, Commercial Banks)	1.9	1.7
	25.8
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	18.1	17.1
Materials	17.0	17.0
Financials	13.8	16.5
Consumer Discretionary	12.4	11.6
Industrials	12.4	11.3
Health Care	11.3	10.9
Information Technology	8.4	6.6
Energy	5.0	4.6
Telecommunication Services	0.6	2.8
Utilities	0.0	0.3

Annual Report

Fidelity Series International Growth Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Australia - 5.3%
CSL Ltd.	1,653,564	$ 53,181,776
Leighton Holdings Ltd. (d)	1,242,009	44,654,142
MAp Group unit	3,449,456	10,306,742
Newcrest Mining Ltd.	285,477	11,175,515
Newcrest Mining Ltd. sponsored ADR	802,586	31,621,888
OZ Minerals Ltd.	18,144,966	27,818,996
Woolworths Ltd.	1,691,782	46,985,993
Worleyparsons Ltd.	1,061,933	23,875,405
TOTAL AUSTRALIA		249,620,457
Austria - 0.5%
Andritz AG	279,400	21,397,963
Bailiwick of Guernsey - 0.5%
Resolution Ltd.	5,973,373	25,064,458
Bailiwick of Jersey - 0.9%
Informa PLC	2,376,987	16,604,143
Randgold Resources Ltd. sponsored ADR	252,065	23,673,945
TOTAL BAILIWICK OF JERSEY		40,278,088
Belgium - 3.5%
Anheuser-Busch InBev SA NV	2,154,863	135,032,230
Umicore SA	649,848	30,581,093
TOTAL BELGIUM		165,613,323
Bermuda - 1.3%
Huabao International Holdings Ltd.	650,000	979,455
Lazard Ltd. Class A	524,700	19,361,430
Seadrill Ltd. (d)	934,400	28,290,506
Trinity Ltd.	10,970,000	10,968,231
TOTAL BERMUDA		59,599,622
Brazil - 3.3%
Banco ABC Brasil SA	2,152,000	21,201,223
BM&F Bovespa SA	3,482,700	29,172,628
BR Malls Participacoes SA	1,556,600	14,868,769
Braskem SA Class A sponsored ADR (d)	1,670,500	34,829,925
Fibria Celulose SA sponsored ADR (a)(d)	677,900	12,175,084
Iguatemi Empresa de Shopping Centers SA	390,200	9,105,890
Itau Unibanco Banco Multiplo SA ADR	952,800	23,400,768
Multiplan Empreendimentos Imobiliarios SA	467,200	10,710,557
TOTAL BRAZIL		155,464,844
Common Stocks - continued
	Shares	Value
Canada - 2.8%
Agnico-Eagle Mines Ltd. (Canada)	311,500	$ 24,158,888
Fairfax Financial Holdings Ltd. (sub. vtg.)	27,800	11,371,587
Goldcorp, Inc.	212,400	9,483,965
Niko Resources Ltd.	368,100	35,117,296
Open Text Corp. (a)	363,900	16,098,802
Pan American Silver Corp.	566,300	18,076,297
Petrobank Energy & Resources Ltd. (a)	453,000	18,028,503
TOTAL CANADA		132,335,338
Cayman Islands - 0.9%
Alibaba.com Ltd. (a)	5,238,000	10,231,036
China Lilang Ltd.	6,803,000	10,637,299
Wynn Macau Ltd.	9,808,200	21,688,444
TOTAL CAYMAN ISLANDS		42,556,779
Chile - 0.5%
Banco Santander Chile sponsored ADR	254,800	23,604,672
China - 0.6%
Baidu.com, Inc. sponsored ADR (a)	237,820	26,162,578
Denmark - 2.4%
Novo Nordisk AS:
Series B	54,966	5,770,456
Series B sponsored ADR	822,700	86,218,960
William Demant Holding AS (a)	267,300	20,035,903
TOTAL DENMARK		112,025,319
Finland - 1.9%
Metso Corp.	587,300	27,841,956
Nokian Tyres PLC	991,000	34,335,281
Outotec OYJ	538,000	25,108,047
TOTAL FINLAND		87,285,284
France - 2.9%
Alstom SA	508,916	25,676,836
Danone	786,005	49,735,401
Remy Cointreau SA	301,703	21,183,342
Safran SA	1,302,486	41,285,200
TOTAL FRANCE		137,880,779
Germany - 4.1%
Bayerische Motoren Werke AG (BMW)	212,206	15,209,566
Colonia Real Estate AG (a)	167,240	1,097,442
Common Stocks - continued
	Shares	Value
Germany - continued
Linde AG	442,129	$ 63,642,481
MAN SE	230,337	25,319,691
Siemens AG	66,124	7,552,036
Siemens AG sponsored ADR	712,400	81,434,444
TOTAL GERMANY		194,255,660
Hong Kong - 1.2%
Hong Kong Exchanges and Clearing Ltd.	2,590,800	57,021,833
Ireland - 1.0%
CRH PLC sponsored ADR (d)	1,529,000	27,017,430
James Hardie Industries NV unit (a)	3,376,546	17,829,222
TOTAL IRELAND		44,846,652
Italy - 1.9%
Azimut Holdings SpA	2,295,566	23,413,232
Fiat SpA	2,562,400	43,355,890
Saipem SpA	485,158	21,555,084
TOTAL ITALY		88,324,206
Japan - 8.0%
Autobacs Seven Co. Ltd.	506,200	18,965,987
Denso Corp.	1,231,700	38,303,526
Fanuc Ltd.	420,600	60,890,122
Fast Retailing Co. Ltd.	169,900	22,255,410
Japan Steel Works Ltd.	2,265,000	21,610,551
Keyence Corp.	158,600	39,319,869
Kobayashi Pharmaceutical Co. Ltd.	523,800	24,409,717
MS&AD Insurance Group Holdings, Inc.	707,900	16,959,088
Nippon Thompson Co. Ltd.	2,260,000	15,671,430
Osaka Securities Exchange Co. Ltd.	3,822	19,235,864
Shiseido Co. Ltd.	1,288,300	26,896,608
SHO-BOND Holdings Co. Ltd.	492,000	10,528,445
USS Co. Ltd.	461,610	35,910,010
Yamato Kogyo Co. Ltd.	1,023,100	26,241,808
TOTAL JAPAN		377,198,435
Korea (South) - 0.7%
NHN Corp. (a)	195,511	34,686,028
Mexico - 1.1%
Wal-Mart de Mexico SA de CV Series V	18,489,300	50,570,305
Netherlands - 2.2%
ASM International NV unit (a)	821,165	20,980,766
Common Stocks - continued
	Shares	Value
Netherlands - continued
ASML Holding NV	1,040,000	$ 34,517,600
ASML Holding NV (Netherlands)	78,600	2,604,924
Koninklijke KPN NV	1,541,150	25,733,198
QIAGEN NV (a)(d)	1,019,300	19,173,033
TOTAL NETHERLANDS		103,009,521
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	194,400	10,310,976
Portugal - 0.5%
Jeronimo Martins SGPS SA	1,681,200	25,217,716
Singapore - 1.2%
City Developments Ltd.	1,416,000	13,916,032
Singapore Exchange Ltd.	5,121,000	34,817,894
Wing Tai Holdings Ltd.	6,345,000	8,578,962
TOTAL SINGAPORE		57,312,888
South Africa - 2.3%
African Rainbow Minerals Ltd.	1,350,500	34,453,409
Clicks Group Ltd.	4,172,308	27,219,574
JSE Ltd.	1,620,000	18,269,677
Mr Price Group Ltd.	2,820,500	25,631,941
TOTAL SOUTH AFRICA		105,574,601
Spain - 1.3%
Inditex SA (d)	503,146	42,013,151
Prosegur Compania de Seguridad SA (Reg.)	353,900	21,204,215
TOTAL SPAIN		63,217,366
Sweden - 1.5%
H&M Hennes & Mauritz AB (B Shares)	1,518,357	53,493,361
Swedish Match Co.	580,400	16,217,774
TOTAL SWEDEN		69,711,135
Switzerland - 12.0%
Credit Suisse Group sponsored ADR	583,320	24,207,780
Nestle SA	3,888,834	212,940,678
Novartis AG	166,191	9,626,626
Novartis AG sponsored ADR (d)	1,359,500	78,783,025
Roche Holding AG (participation certificate)	681,526	100,046,230
Sonova Holding AG Class B	464,137	53,752,850
The Swatch Group AG:
(Bearer)	123,170	47,060,738
Common Stocks - continued
	Shares	Value
Switzerland - continued
The Swatch Group AG: - continued
(Reg.)	32,278	$ 2,242,917
UBS AG (a)	569,570	9,672,646
UBS AG (NY Shares) (a)	1,302,200	22,163,444
TOTAL SWITZERLAND		560,496,934
Turkey - 2.0%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,104,000	17,626,438
Asya Katilim Bankasi AS	4,817,000	12,426,201
Coca-Cola Icecek AS	1,368,125	17,551,070
Turkiye Garanti Bankasi AS	7,291,000	44,733,180
TOTAL TURKEY		92,336,889
United Kingdom - 20.3%
Anglo American PLC (United Kingdom)	918,700	42,802,713
Babcock International Group PLC	2,449,200	22,759,118
BAE Systems PLC	3,333,900	18,411,833
BG Group PLC	4,724,946	92,014,228
BHP Billiton PLC	94,981	3,364,281
BHP Billiton PLC ADR	2,897,100	205,114,680
Cobham PLC	3,836,600	14,236,009
GlaxoSmithKline PLC	314,500	6,140,641
GlaxoSmithKline PLC sponsored ADR	1,432,200	55,913,088
Imperial Tobacco Group PLC	611,307	19,578,316
InterContinental Hotel Group PLC ADR (d)	2,003,915	38,775,755
Johnson Matthey PLC	937,800	28,757,779
Morgan Crucible Co. PLC	108,101	396,614
Mothercare PLC	1,260,000	10,608,316
Reckitt Benckiser Group PLC	961,800	53,794,490
Rio Tinto PLC	373,000	24,223,424
Rio Tinto PLC sponsored ADR (d)	1,175,000	76,516,000
Serco Group PLC	4,480,745	44,077,989
Shaftesbury PLC	2,666,200	19,051,569
Standard Chartered PLC:
rights 11/5/10 (a)	356,296	2,999,762
(United Kingdom)	2,966,636	85,815,341
Tesco PLC	9,648,529	65,984,141
Unite Group PLC (a)	2,661,500	8,869,374
Victrex PLC	509,707	10,542,656
TOTAL UNITED KINGDOM		950,748,117
United States of America - 10.2%
Allergan, Inc.	253,700	18,370,417
Common Stocks - continued
	Shares	Value
United States of America - continued
Autoliv, Inc. (d)	580,400	$ 41,382,520
Berkshire Hathaway, Inc. Class B (a)	267,300	21,266,388
Cymer, Inc. (a)	283,100	10,460,545
eBay, Inc. (a)	403,700	12,034,297
Google, Inc. Class A (a)	30,600	18,757,494
ION Geophysical Corp. (a)	2,095,300	10,246,017
JPMorgan Chase & Co.	512,219	19,274,801
Juniper Networks, Inc. (a)	2,520,000	81,622,800
Martin Marietta Materials, Inc.	127,400	10,253,152
Mead Johnson Nutrition Co. Class A	608,800	35,809,616
Mohawk Industries, Inc. (a)	368,100	21,106,854
Philip Morris International, Inc.	424,700	24,844,950
ResMed, Inc. (a)	750,300	23,912,061
Union Pacific Corp.	410,600	36,001,408
Visa, Inc. Class A	1,178,006	92,084,729
TOTAL UNITED STATES OF AMERICA		477,428,049
TOTAL COMMON STOCKS (Cost $4,078,517,512)		4,641,156,815
Money Market Funds - 5.6%

Fidelity Cash Central Fund, 0.23% (b)	38,488,971	38,488,971
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	226,717,574	226,717,574
TOTAL MONEY MARKET FUNDS (Cost $265,206,545)		265,206,545
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $4,343,724,057)		4,906,363,360
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(217,915,316)
NET ASSETS - 100%		$ 4,688,448,044
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,510
Fidelity Securities Lending Cash Central Fund	607,006
Total	$ 698,516
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 950,748,117	$ 917,019,771	$ 33,728,346	$ -
Switzerland	560,496,934	541,197,662	19,299,272	-
United States of America	477,428,049	477,428,049	-	-
Japan	377,198,435	190,283,130	186,915,305	-
Australia	249,620,457	249,620,457	-	-
Germany	194,255,660	186,703,624	7,552,036	-
Belgium	165,613,323	165,613,323	-	-
Brazil	155,464,844	155,464,844	-	-
France	137,880,779	137,880,779	-	-
Other	1,372,450,217	1,364,074,837	8,375,380	-
Money Market Funds	265,206,545	265,206,545	-	-
Total Investments in Securities:	$ 4,906,363,360	$ 4,650,493,021	$ 255,870,339	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $27,059,158 all of which will expire on October 31, 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $219,638,149) - See accompanying schedule: Unaffiliated issuers (cost $4,078,517,512)	$ 4,641,156,815
Fidelity Central Funds (cost $265,206,545)	265,206,545
Total Investments (cost $4,343,724,057)		$ 4,906,363,360
Foreign currency held at value (cost $155,840)		156,092
Receivable for investments sold		17,174,504
Receivable for fund shares sold		8,534,601
Dividends receivable		6,158,986
Distributions receivable from Fidelity Central Funds		112,566
Other receivables		215,411
Total assets		4,938,715,520

Liabilities
Payable to custodian bank	$ 892,544
Payable for investments purchased	19,259,034
Accrued management fee	2,472,060
Other affiliated payables	716,533
Other payables and accrued expenses	209,731
Collateral on securities loaned, at value	226,717,574
Total liabilities		250,267,476

Net Assets		$ 4,688,448,044
Net Assets consist of:
Paid in capital		$ 4,139,316,338
Undistributed net investment income		18,331,035
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(32,051,803)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		562,852,474
Net Assets		$ 4,688,448,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Series International Growth: Net Asset Value, offering price and redemption price per share ($3,944,122,663 ÷ 362,226,099 shares)	$ 10.89

Class F: Net Asset Value, offering price and redemption price per share ($744,325,381 ÷ 68,210,406 shares)	$ 10.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period December 3, 2009 (commencement of operations) to October 31, 2010

Investment Income
Dividends		$ 35,956,235
Interest		1,808
Income from Fidelity Central Funds		698,516
Income before foreign taxes withheld		36,656,559
Less foreign taxes withheld		(2,113,303)
Total income		34,543,256

Expenses
Management fee	$ 11,888,233
Transfer agent fees	3,464,974
Accounting and security lending fees	726,439
Custodian fees and expenses	438,401
Independent trustees' compensation	7,444
Registration fees	48,459
Audit	43,533
Legal	3,285
Miscellaneous	5,395
Total expenses before reductions	16,626,163
Expense reductions	(413,942)	16,212,221
Net investment income (loss)		18,331,035
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,723,805)
Foreign currency transactions	(1,327,998)
Total net realized gain (loss)		(32,051,803)
Change in net unrealized appreciation (depreciation) on: Investment securities	562,639,303
Assets and liabilities in foreign currencies	213,171
Total change in net unrealized appreciation (depreciation)		562,852,474
Net gain (loss)		530,800,671
Net increase (decrease) in net assets resulting from operations		$ 549,131,706

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period ended December 3, 2009 (commencement of operations) to October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,331,035
Net realized gain (loss)	(32,051,803)
Change in net unrealized appreciation (depreciation)	562,852,474
Net increase (decrease) in net assets resulting from operations	549,131,706
Share transactions - net increase (decrease)	4,139,316,338
Total increase (decrease) in net assets	4,688,448,044

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $18,331,035)	$ 4,688,448,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Growth

Period ended October 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09
Net realized and unrealized gain (loss)	.80
Total from investment operations	.89
Net asset value, end of period	$ 10.89
Total Return B, C	8.90%
Ratios to Average Net Assets E, H
Expenses before reductions	1.01% A
Expenses net of fee waivers, if any	1.01% A
Expenses net of all reductions	.99% A
Net investment income (loss)	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,944,123
Portfolio turnover rate F	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended October 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	.80
Total from investment operations	.91
Net asset value, end of period	$ 10.91
Total Return B, C	9.10%
Ratios to Average Net Assets E, H
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.75% A
Net investment income (loss)	1.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 744,325
Portfolio turnover rate F	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Series International Value Fund's cumulative total return and show you what would have happened if Fidelity Series International Value Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Value Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from George Stairs, Portfolio Manager of Fidelity® Series International Value Fund: From inception on December 3, 2009, through October 31, 2010, the fund's Series International Value and Class F shares declined 0.90% and 0.70%, respectively, trailing the 0.20% drop in the MSCI EAFE® (Europe, Australasia, Far East) Value Index. Positioning in industrials and telecommunication services hurt relative performance the most, followed by a modest cash position and weak stock selection within health care. Conversely, the fund benefited from stock selection in financials and energy. Positioning in consumer discretionary also was positive. Within financials, underweighting Spain's Banco Santander and Banco Bilbao was especially helpful, given worries about the country's sovereign debt problems. Geographically, the fund's results in Europe were poor overall, with disappointing stock selection in Denmark and France. In contrast, security selection in emerging markets helped, as did picks in Japan and an out-of-benchmark stake in Canada. The fund's biggest individual detractors were Vestas Wind Systems, an out-of-benchmark Danish wind turbine manufacturer; Spanish telecommunications company Telefonica; and French insurance company AXA. The fund's top individual contributor relative to the index was an underweighting in U.K. oil services giant BP, while out-of-benchmark Danish health care company Novo Nordisk also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Value Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 18.9%
Japan 18.4%
France 10.7%
Germany 6.9%
Spain 6.6%
Switzerland 4.6%
Hong Kong 4.1%
Netherlands 3.9%
Italy 3.1%
Other 22.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 19.2%
United Kingdom 18.1%
France 11.5%
Germany 6.9%
Switzerland 4.9%
Hong Kong 4.3%
Spain 3.7%
Italy 3.3%
Australia 3.2%
Other 24.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	98.6
Short-Term Investments and Net Other Assets	0.9	1.4
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.8	3.9
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.9	2.2
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.1	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	1.8
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.5
AXA SA sponsored ADR (France, Insurance)	2.0	2.1
Banco Santander SA (Spain, Commercial Banks)	1.9	1.8
Zurich Financial Services AG (Switzerland, Insurance)	1.8	1.6
ING Groep NV (Netherlands, Diversified Financial Services)	1.8	1.0
	22.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	38.4	36.1
Energy	11.2	11.6
Consumer Discretionary	11.0	11.0
Industrials	8.2	8.4
Materials	6.7	7.0
Telecommunication Services	6.2	5.6
Utilities	6.1	7.3
Information Technology	4.7	4.6
Health Care	4.5	4.8
Consumer Staples	2.1	2.2

Annual Report

Fidelity Series International Value Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 2.5%
Commonwealth Bank of Australia	239,470	$ 11,471,783
Macquarie Group Ltd.	1,306,649	46,338,125
Wesfarmers Ltd.	507,145	16,464,767
Westfield Group unit	3,371,063	40,884,478
TOTAL AUSTRALIA		115,159,153
Bailiwick of Jersey - 1.4%
Informa PLC	2,652,146	18,526,232
United Business Media Ltd.	2,696,100	28,422,683
WPP PLC	1,441,454	16,748,898
TOTAL BAILIWICK OF JERSEY		63,697,813
Bermuda - 1.1%
Huabao International Holdings Ltd.	651,000	980,962
Seadrill Ltd. (d)	1,159,600	35,108,808
VimpelCom Ltd. ADR (a)	797,200	12,221,076
TOTAL BERMUDA		48,310,846
Brazil - 1.9%
Banco do Brasil SA	1,407,312	27,381,864
Banco Santander (Brasil) SA ADR	1,215,600	17,504,640
Cyrela Brazil Realty SA	945,500	13,060,928
Itau Unibanco Banco Multiplo SA ADR	342,500	8,411,800
Vivo Participacoes SA sponsored ADR	799,800	22,906,272
TOTAL BRAZIL		89,265,504
Canada - 2.4%
Open Text Corp. (a)	211,900	9,374,378
Petrobank Energy & Resources Ltd. (a)	525,900	20,929,778
Power Corp. of Canada (sub. vtg.) (d)	542,900	15,149,460
Suncor Energy, Inc.	659,500	21,131,935
Toronto-Dominion Bank	603,800	43,483,783
TOTAL CANADA		110,069,334
Cayman Islands - 0.6%
China High Speed Transmission Equipment Group Co. Ltd.	4,325,000	8,838,316
Hengdeli Holdings Ltd.	32,840,000	18,217,965
TOTAL CAYMAN ISLANDS		27,056,281
China - 1.2%
China Merchants Bank Co. Ltd. (H Shares)	8,622,445	24,472,671
Common Stocks - continued
	Shares	Value
China - continued
Industrial & Commercial Bank of China Ltd. (H Shares)	26,034,000	$ 20,958,189
Nine Dragons Paper (Holdings) Ltd.	6,648,000	10,720,852
TOTAL CHINA		56,151,712
Denmark - 1.0%
Novo Nordisk AS Series B	177,550	18,639,604
Vestas Wind Systems AS (a)(d)	794,691	25,357,273
TOTAL DENMARK		43,996,877
France - 10.7%
Alstom SA	222,917	11,247,049
Atos Origin SA (a)	240,635	11,124,779
AXA SA sponsored ADR	5,002,900	91,202,867
BNP Paribas SA	698,975	51,109,540
Christian Dior SA	124,500	18,007,833
Compagnie de St. Gobain	653,576	30,520,079
Credit Agricole SA	1,499,000	24,560,101
PPR SA	183,900	30,143,566
Sanofi-Aventis sponsored ADR	1,093,800	38,403,318
Schneider Electric SA	173,816	24,669,340
Societe Generale Series A	1,205,192	72,151,394
Total SA	76,831	4,181,160
Total SA sponsored ADR	842,200	45,883,056
Unibail-Rodamco	192,434	40,084,015
TOTAL FRANCE		493,288,097
Germany - 6.8%
Allianz AG sponsored ADR	1,363,900	17,089,667
BASF AG	442,286	32,174,098
Bayerische Motoren Werke AG (BMW)	297,497	21,322,678
Daimler AG (United States) (a)	805,100	53,136,600
Deutsche Boerse AG	291,300	20,493,454
E.ON AG	2,134,947	66,840,120
HeidelbergCement AG	630,300	32,963,208
Metro AG	268,200	18,793,692
Munich Re Group	241,615	37,771,530
Volkswagen AG (d)	101,620	13,342,424
TOTAL GERMANY		313,927,471
Common Stocks - continued
	Shares	Value
Greece - 0.3%
Hellenic Telecommunications Organization SA	678,870	$ 5,421,355
Public Power Corp. of Greece	544,078	9,122,541
TOTAL GREECE		14,543,896
Hong Kong - 4.1%
China Resources Power Holdings Co. Ltd.	10,488,000	20,187,836
CNOOC Ltd.	11,203,000	23,388,707
Hang Lung Group Ltd.	1,377,000	9,140,029
Hutchison Whampoa Ltd.	1,004,000	9,895,901
Swire Pacific Ltd. (A Shares)	3,265,500	46,341,558
Techtronic Industries Co. Ltd.	16,047,500	16,251,943
Wharf Holdings Ltd.	9,720,000	63,828,157
TOTAL HONG KONG		189,034,131
India - 0.5%
Bank of Baroda	976,597	23,171,151
Punjab National Bank	7,562	246,310
TOTAL INDIA		23,417,461
Indonesia - 0.9%
PT Bank Rakyat Indonesia Tbk	21,267,000	27,126,552
PT Semen Gresik (Persero) Tbk	13,176,000	14,447,516
TOTAL INDONESIA		41,574,068
Ireland - 0.3%
CRH PLC sponsored ADR (d)	794,496	14,038,744
Israel - 0.5%
Teva Pharmaceutical Industries Ltd. sponsored ADR	442,300	22,955,370
Italy - 2.2%
ENI SpA	511,100	11,505,716
Intesa Sanpaolo SpA	17,159,593	60,348,399
UniCredit SpA	10,318,500	26,891,929
TOTAL ITALY		98,746,044
Japan - 18.4%
ABC-Mart, Inc.	373,400	12,700,333
Aisin Seiki Co. Ltd.	818,400	25,700,220
Credit Saison Co. Ltd.	446,900	6,338,695
Denso Corp.	1,197,100	37,227,532
East Japan Railway Co.	490,000	30,259,232
Honda Motor Co. Ltd.	766,600	27,634,999
Honda Motor Co. Ltd. sponsored ADR	66,900	2,410,407
Common Stocks - continued
	Shares	Value
Japan - continued
Japan Retail Fund Investment Corp.	18,910	$ 29,538,796
Japan Tobacco, Inc.	2,569	7,981,072
JSR Corp.	712,400	12,332,213
Konica Minolta Holdings, Inc.	1,337,500	12,924,188
Miraca Holdings, Inc.	320,500	11,534,335
Mitsubishi UFJ Financial Group, Inc.	13,745,700	63,793,848
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,145,400	5,337,564
Mitsui & Co. Ltd.	6,234,400	98,050,962
Nippon Electric Glass Co. Ltd.	2,781,000	35,746,463
Nippon Telegraph & Telephone Corp.	286,000	12,898,717
Obic Co. Ltd.	102,760	18,976,184
ORIX Corp.	436,460	39,811,312
Promise Co. Ltd. (d)	1,586,400	6,643,678
Ricoh Co. Ltd.	795,000	11,120,951
Seven & i Holdings Co., Ltd.	521,700	12,110,244
SOFTBANK CORP.	439,600	14,117,766
Sumitomo Corp.	3,938,200	49,860,795
Sumitomo Metal Industries Ltd.	4,767,000	11,064,126
Sumitomo Mitsui Financial Group, Inc.	1,370,300	40,900,365
Tokio Marine Holdings, Inc.	688,600	19,360,573
Tokyo Electron Ltd.	444,900	25,102,752
Tokyo Gas Co. Ltd.	11,362,000	53,456,922
Toyota Motor Corp.	1,828,800	64,776,582
Toyota Motor Corp. sponsored ADR	12,600	892,332
USS Co. Ltd.	162,080	12,608,684
West Japan Railway Co.	3,496	12,978,864
Xebio Co. Ltd.	75,500	1,482,416
Yamada Denki Co. Ltd.	245,240	15,938,923
TOTAL JAPAN		843,613,045
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	32,973	21,845,159
Shinhan Financial Group Co. Ltd.	418,850	16,221,356
Shinhan Financial Group Co. Ltd. sponsored ADR	68,900	5,358,353
TOTAL KOREA (SOUTH)		43,424,868
Luxembourg - 1.0%
ArcelorMittal SA:
(Netherlands)	471,456	15,251,717
Class A unit (d)	889,900	28,814,962
TOTAL LUXEMBOURG		44,066,679
Common Stocks - continued
	Shares	Value
Netherlands - 3.9%
Gemalto NV	566,708	$ 25,801,220
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	3,435,552	36,746,679
sponsored ADR (a)(d)	4,346,100	46,850,958
Koninklijke Ahold NV	1,162,337	16,060,125
Koninklijke KPN NV	1,872,960	31,273,562
Randstad Holdings NV (a)	445,121	21,182,236
TOTAL NETHERLANDS		177,914,780
Norway - 1.0%
Aker Solutions ASA	2,289,787	34,858,942
DnB NOR ASA	868,600	11,918,734
TOTAL NORWAY		46,777,676
Portugal - 0.7%
Energias de Portugal SA	8,932,870	34,169,086
Russia - 0.6%
Mechel Steel Group OAO sponsored ADR	582,600	13,720,230
OAO Gazprom sponsored ADR	712,400	15,565,940
TOTAL RUSSIA		29,286,170
Singapore - 1.7%
DBS Group Holdings Ltd.	1,048,197	11,257,002
United Overseas Bank Ltd.	3,342,677	48,139,921
Yanlord Land Group Ltd.	14,937,000	19,849,834
TOTAL SINGAPORE		79,246,757
South Africa - 0.2%
Impala Platinum Holdings Ltd.	325,800	9,208,842
Spain - 6.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	4,918,500	64,678,275
Banco Santander SA	2,062,825	26,470,807
Banco Santander SA sponsored ADR (d)	4,904,900	62,831,769
Gestevision Telecinco SA	368,400	4,698,585
Iberdrola SA	7,117,500	60,016,091
Red Electrica Corporacion SA	233,100	11,707,305
Telefonica SA sponsored ADR (d)	868,700	70,486,318
TOTAL SPAIN		300,889,150
Sweden - 0.3%
Telefonaktiebolaget LM Ericsson (B Shares)	1,280,562	14,078,996
Common Stocks - continued
	Shares	Value
Switzerland - 4.6%
Lonza Group AG	48,087	$ 4,208,559
Roche Holding AG (participation certificate)	626,324	91,942,722
Transocean Ltd. (a)	488,300	30,938,688
Zurich Financial Services AG	345,301	84,505,522
TOTAL SWITZERLAND		211,595,491
Taiwan - 0.5%
AU Optronics Corp. (a)	8,343,000	8,328,228
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,622,200	13,728,973
TOTAL TAIWAN		22,057,201
Thailand - 0.4%
Siam Commercial Bank PCL (For. Reg.)	5,214,700	17,852,597
United Kingdom - 18.9%
Aberdeen Asset Management PLC	5,356,687	15,259,180
Aegis Group PLC	8,808,830	17,740,125
Anglo American PLC (United Kingdom)	1,237,300	57,646,453
AstraZeneca PLC sponsored ADR (d)	349,600	17,640,816
Aviva PLC	2,932,500	18,699,141
BAE Systems PLC	4,189,800	23,138,636
Barclays PLC	10,416,010	45,766,822
BP PLC sponsored ADR	2,277,600	92,994,408
British Airways PLC (a)(d)	2,338,600	10,142,555
Centrica PLC	2,499,300	13,302,130
HSBC Holdings PLC:
(United Kingdom)	4,402,545	45,814,391
sponsored ADR	1,649,184	85,938,978
Imperial Tobacco Group PLC	652,649	20,902,376
International Power PLC	1,786,187	11,942,039
Man Group PLC	1,635,597	6,834,190
Misys PLC (a)	2,190,900	9,877,563
Morgan Crucible Co. PLC	108,012	396,288
Prudential PLC	3,000,206	30,340,377
Rio Tinto PLC	505,900	32,854,237
Royal Dutch Shell PLC Class A sponsored ADR (d)	2,685,500	174,369,512
Vedanta Resources PLC	731,000	24,301,812
Vodafone Group PLC sponsored ADR	3,419,400	94,067,694
Wolseley PLC (a)	699,100	18,626,649
TOTAL UNITED KINGDOM		868,596,372
TOTAL COMMON STOCKS (Cost $4,183,046,228)		4,508,010,512
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value
Germany - 0.1%
Volkswagen AG	42,400	$ 6,371,728
Italy - 0.9%
Fiat SpA (Risparmio Shares)	1,409,000	16,556,871
Telecom Italia SpA (Risparmio Shares)	19,275,200	23,644,453
TOTAL ITALY		40,201,324
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $38,002,810)		46,573,052
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.23% (b)	15,184,603	15,184,603
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	175,625,067	175,625,067
TOTAL MONEY MARKET FUNDS (Cost $190,809,670)		190,809,670
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $4,411,858,708)		4,745,393,234
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(149,811,428)
NET ASSETS - 100%		$ 4,595,581,806
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 75,493
Fidelity Securities Lending Cash Central Fund	1,274,850
Total	$ 1,350,343
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 868,596,372	$ 695,121,404	$ 173,474,968	$ -
Japan	843,613,045	195,907,397	647,705,648	-
France	493,288,097	489,106,937	4,181,160	-
Germany	320,299,199	320,299,199	-	-
Spain	300,889,150	274,418,343	26,470,807	-
Switzerland	211,595,491	211,595,491	-	-
Hong Kong	189,034,131	165,645,424	23,388,707	-
Netherlands	177,914,780	141,168,101	36,746,679	-
Italy	138,947,368	103,797,199	35,150,169	-
Other	1,010,405,931	908,519,672	101,886,259	-
Money Market Funds	190,809,670	190,809,670	-	-
Total Investments in Securities:	$ 4,745,393,234	$ 3,696,388,837	$ 1,049,004,397	$ -
Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $6,804,041 all of which will expire on October 31, 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $170,330,694) - See accompanying schedule: Unaffiliated issuers (cost $4,221,049,038)	$ 4,554,583,564
Fidelity Central Funds (cost $190,809,670)	190,809,670
Total Investments (cost $4,411,858,708)		$ 4,745,393,234
Receivable for investments sold		21,255,000
Receivable for fund shares sold		8,589,622
Dividends receivable		10,476,888
Distributions receivable from Fidelity Central Funds		96,054
Other receivables		270,792
Total assets		4,786,081,590

Liabilities
Payable to custodian bank	$ 3,295,400
Payable for investments purchased	7,248,828
Accrued management fee	2,435,782
Other affiliated payables	707,052
Other payables and accrued expenses	1,187,655
Collateral on securities loaned, at value	175,625,067
Total liabilities		190,499,784

Net Assets		$ 4,595,581,806
Net Assets consist of:
Paid in capital		$ 4,239,646,122
Undistributed net investment income		38,040,995
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,045,002)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		332,939,691
Net Assets		$ 4,595,581,806

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Series International Value: Net Asset Value, offering price and redemption price per share ($3,865,058,143 ÷ 389,922,383 shares)	$ 9.91

Class F: Net Asset Value, offering price and redemption price per share ($730,523,663 ÷ 73,537,902 shares)	$ 9.93

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period ended December 3, 2009 (commencement of operations) to October 31, 2010

Investment Income
Dividends		$ 57,373,100
Interest		1,157
Income from Fidelity Central Funds		1,350,343
Income before foreign taxes withheld		58,724,600
Less foreign taxes withheld		(4,609,542)
Total income		54,115,058

Expenses
Management fee	$ 11,776,308
Transfer agent fees	3,427,540
Accounting and security lending fees	728,434
Custodian fees and expenses	431,348
Independent trustees' compensation	7,383
Registration fees	49,636
Audit	54,106
Legal	3,253
Miscellaneous	5,360
Total expenses before reductions	16,483,368
Expense reductions	(409,305)	16,074,063
Net investment income (loss)		38,040,995
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,988,330)
Foreign currency transactions	943,328
Total net realized gain (loss)		(15,045,002)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $972,928)	332,561,598
Assets and liabilities in foreign currencies	378,093
Total change in net unrealized appreciation (depreciation)		332,939,691
Net gain (loss)		317,894,689
Net increase (decrease) in net assets resulting from operations		$ 355,935,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 3, 2009 (commencement of operations) to October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,040,995
Net realized gain (loss)	(15,045,002)
Change in net unrealized appreciation (depreciation)	332,939,691
Net increase (decrease) in net assets resulting from operations	355,935,684
Share transactions - net increase (decrease)	4,239,646,122
Total increase (decrease) in net assets	4,595,581,806

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $38,040,995)	$ 4,595,581,806

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Value

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18
Net realized and unrealized gain (loss)	(.27) G
Total from investment operations	(.09)
Net asset value, end of period	$ 9.91
Total Return B, C	(.90)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.01% A
Expenses net of fee waivers, if any	1.01% A
Expenses net of all reductions	.99% A
Net investment income (loss)	2.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,865,058
Portfolio turnover rate F	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended October 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20
Net realized and unrealized gain (loss)	(.27) G
Total from investment operations	(.07)
Net asset value, end of period	$ 9.93
Total Return B, C	(.70)%
Ratios to Average Net Assets E, I
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.75% A
Net investment income (loss)	2.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 730,524
Portfolio turnover rate F	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity Series International Small Cap Fund's cumulative total return and show you what would have happened if Fidelity Series International Small Cap Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Small Cap Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE (Europe, Australasia, Far East) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss, Portfolio Manager of Fidelity ® Series International Small Cap Fund: Between the fund's inception date of December 3, 2009, and October 31, 2010, the Fund's Series International Small Cap and Class F shares rose 14.00% and 14.30%, respectively, solidly outpacing the 10.37% return of the MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index. Stock selection was very strong in consumer discretionary, consumer staples and industrials, while picks in materials, utilities and energy detracted. In country terms, stock selection in emerging markets, particularly South Africa and Brazil, contributed. Good positioning in Japan and an out-of-benchmark stake in the U.S. also were helpful. In Europe, security selection was negative in Switzerland, France and the Netherlands, outweighing better results in Finland and Spain. The top individual contributor was SSL International, a U.K.-based health care products company that was no longer in the fund at period end. Other winners included Swedish auto-safety equipment maker Autoliv, whose shares are listed in the U.S.; PriceSmart, a California-based warehouse club retailer operating in Central America; South African discount retailer Mr Price Group; and Spirax-Sarco Engineering, a U.K.-based maker of industrial steam systems. Of these contributors, only two - SSL and Spirax-Sarco - were in the index. On the negative side, Greece-based wind utility Terna Energy lost significant value. Italian asset manager Azimut Holdings and French industrial battery maker Saft Groupe also underperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Small Cap Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
Japan 21.3%
United Kingdom 16.1%
United States of America 13.2%
Canada 5.0%
Brazil 3.8%
Germany 3.8%
South Africa 3.0%
France 3.0%
Finland 2.8%
Other 28.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
Japan 21.2%
United Kingdom 17.7%
United States of America 10.6%
Canada 5.3%
Brazil 4.0%
Netherlands 3.7%
France 3.2%
Bermuda 2.9%
South Africa 2.9%
Other 28.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.9	98.0
Short-Term Investments and Net Other Assets	3.1	2.0
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	1.7	1.5
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.7	1.3
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.6
Azimut Holdings SpA (Italy, Capital Markets)	1.5	1.6
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	1.5	1.6
Petrobank Energy & Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.4	1.5
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.1
Braskem SA Class A sponsored ADR (Brazil, Chemicals)	1.4	1.1
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	1.4	1.3
Outotec OYJ (Finland, Construction & Engineering)	1.3	1.2
	14.9
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	21.1	20.1
Financials	19.6	20.5
Consumer Discretionary	16.8	16.8
Materials	10.6	10.9
Consumer Staples	8.7	8.1
Information Technology	8.3	7.4
Health Care	6.2	7.9
Energy	5.2	5.5
Utilities	0.4	0.5
Telecommunication Services	0.0	0.3

Annual Report

Fidelity Series International Small Cap Fund

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 0.8%
MAp Group unit	1,121,089	$ 3,349,738
OZ Minerals Ltd.	2,022,648	3,101,027
TOTAL AUSTRALIA		6,450,765
Austria - 0.8%
Andritz AG	88,900	6,808,443
Bailiwick of Guernsey - 0.8%
Resolution Ltd.	1,579,121	6,626,040
Bailiwick of Jersey - 1.4%
Informa PLC	1,136,898	7,941,658
Randgold Resources Ltd. sponsored ADR	39,600	3,719,232
TOTAL BAILIWICK OF JERSEY		11,660,890
Belgium - 1.4%
Gimv NV	79,200	4,378,359
Umicore SA	163,277	7,683,626
TOTAL BELGIUM		12,061,985
Bermuda - 2.3%
Aquarius Platinum Ltd. (Australia)	626,514	3,602,797
Great Eagle Holdings Ltd.	1,645,000	4,923,593
Lazard Ltd. Class A	96,900	3,575,610
Seadrill Ltd.	60,202	1,822,715
Trinity Ltd.	5,426,000	5,425,125
TOTAL BERMUDA		19,349,840
Brazil - 3.8%
Banco ABC Brasil SA	882,000	8,689,349
BR Malls Participacoes SA	389,900	3,724,356
Braskem SA Class A sponsored ADR (d)	543,600	11,334,060
Iguatemi Empresa de Shopping Centers SA	83,600	1,950,929
Multiplan Empreendimentos Imobiliarios SA	87,700	2,010,522
Odontoprev SA	285,300	4,192,629
TOTAL BRAZIL		31,901,845
Canada - 5.0%
Agnico-Eagle Mines Ltd. (Canada)	45,300	3,513,315
Eldorado Gold Corp.	189,800	3,213,890
Fairfax Financial Holdings Ltd. (sub. vtg.)	13,700	5,603,984
Niko Resources Ltd.	91,100	8,691,078
Open Text Corp. (a)	78,800	3,486,083
Pan American Silver Corp.	103,200	3,294,144
Common Stocks - continued
	Shares	Value
Canada - continued
Petrobank Energy & Resources Ltd. (a)	291,600	$ 11,605,102
Quadra FNX Mining Ltd. (a)	140,800	1,987,960
TOTAL CANADA		41,395,556
Cayman Islands - 1.1%
China Lilang Ltd. (d)	3,002,000	4,693,984
Vantage Drilling Co. (a)	1,132,469	1,947,847
Wynn Macau Ltd.	1,322,800	2,925,050
TOTAL CAYMAN ISLANDS		9,566,881
China - 0.1%
China Hongxing Sports Ltd.	6,394,000	864,521
Cyprus - 0.1%
AFI Development PLC GDR (Reg. S)	827,100	975,978
Denmark - 0.4%
William Demant Holding AS (a)	48,900	3,665,378
Finland - 2.8%
Metso Corp.	91,200	4,323,491
Nokian Tyres PLC	221,300	7,667,404
Outotec OYJ (d)	235,400	10,985,937
TOTAL FINLAND		22,976,832
France - 3.0%
Audika SA	90,341	2,206,122
Laurent-Perrier Group	42,626	4,803,675
Remy Cointreau SA	83,373	5,853,832
Saft Groupe SA	175,949	6,720,425
Vetoquinol SA	38,703	1,640,371
Virbac SA	22,600	3,636,819
TOTAL FRANCE		24,861,244
Germany - 3.8%
alstria office REIT-AG	131,900	1,837,158
Bilfinger Berger Se	92,045	6,702,218
Colonia Real Estate AG (a)	712,329	4,674,359
CTS Eventim AG	101,648	5,736,730
Fielmann AG	55,895	5,642,583
Software AG (Bearer)	49,600	6,949,903
TOTAL GERMANY		31,542,951
Greece - 0.4%
Terna Energy SA	744,900	3,202,758
Common Stocks - continued
	Shares	Value
India - 0.5%
Jyothy Laboratories Ltd.	614,664	$ 3,827,350
Ireland - 0.7%
James Hardie Industries NV unit (a)	1,072,773	5,664,578
Israel - 0.6%
Azrieli Group	130,213	3,356,522
Ituran Location & Control Ltd.	122,399	1,903,304
TOTAL ISRAEL		5,259,826
Italy - 2.4%
Azimut Holdings SpA	1,260,764	12,858,946
Interpump Group SpA (a)	1,088,617	7,100,419
TOTAL ITALY		19,959,365
Japan - 21.3%
Aozora Bank Ltd.	2,470,000	4,143,780
Asahi Co. Ltd. (d)	148,800	2,200,472
Autobacs Seven Co. Ltd.	179,700	6,732,888
Daikoku Denki Co. Ltd.	231,400	2,616,801
Daikokutenbussan Co. Ltd.	188,000	6,588,293
FCC Co. Ltd.	297,300	6,380,478
Fukuoka (REIT) Investment Fund (d)	514	3,449,236
GCA Savvian Group Corp. (a)	3,055	2,896,688
Glory Ltd.	118,000	2,602,833
Goldcrest Co. Ltd.	97,280	2,099,855
Japan Steel Works Ltd.	463,000	4,417,521
Kamigumi Co. Ltd.	624,000	4,877,544
Kobayashi Pharmaceutical Co. Ltd.	299,400	13,952,404
Kyoto Kimono Yuzen Co. Ltd.	166,200	1,807,195
Meiko Network Japan Co. Ltd.	19,400	161,767
Miraial Co. Ltd.	83,200	2,039,935
MS&AD Insurance Group Holdings, Inc.	72,630	1,739,989
Nabtesco Corp.	389,200	6,892,133
Nachi-Fujikoshi Corp.	1,800,000	5,390,829
Nagaileben Co. Ltd.	82,000	1,944,277
Nihon M&A Center, Inc.	619	2,238,461
Nihon Parkerizing Co. Ltd.	339,000	4,452,877
Nippon Seiki Co. Ltd.	221,000	2,238,288
Nippon Thompson Co. Ltd.	1,471,000	10,200,298
Nitto Kohki Co. Ltd.	80,100	1,888,278
Obic Co. Ltd.	27,070	4,998,884
Osaka Securities Exchange Co. Ltd.	2,690	13,538,585
OSG Corp.	367,600	3,841,824
Common Stocks - continued
	Shares	Value
Japan - continued
SAZABY, Inc.	50,000	$ 932,024
SHO-BOND Holdings Co. Ltd.	219,400	4,695,002
Shoei Co. Ltd.	141,500	1,281,888
The Nippon Synthetic Chemical Industry Co. Ltd.	327,000	1,918,032
THK Co. Ltd.	190,300	3,660,798
Toho Holdings Co. Ltd.	278,100	3,894,851
Tsumura & Co.	149,500	4,600,000
Tsutsumi Jewelry Co. Ltd.	75,600	1,780,316
USS Co. Ltd.	181,800	14,142,767
Yamatake Corp.	173,800	4,231,070
Yamato Kogyo Co. Ltd.	375,000	9,618,491
TOTAL JAPAN		177,087,652
Korea (South) - 0.8%
NCsoft Corp.	9,575	2,107,436
NHN Corp. (a)	23,621	4,190,653
TOTAL KOREA (SOUTH)		6,298,089
Luxembourg - 0.2%
GlobeOp Financial Services SA	388,900	1,901,940
Netherlands - 2.7%
Aalberts Industries NV	404,800	7,392,774
ASM International NV unit (a)	298,100	7,616,455
Heijmans NV unit (a)	49,600	935,166
QIAGEN NV (a)(d)	328,300	6,175,323
TOTAL NETHERLANDS		22,119,718
Norway - 0.3%
Sevan Marine ASA (a)	1,557,600	2,098,758
Papua New Guinea - 0.2%
Oil Search Ltd.	283,589	1,772,479
Philippines - 0.3%
Jollibee Food Corp.	1,086,300	2,240,969
Portugal - 0.6%
Jeronimo Martins SGPS SA	313,200	4,697,947
Singapore - 2.6%
Allgreen Properties Ltd.	5,834,000	5,363,872
Keppel Land Ltd.	618,000	2,115,228
Singapore Exchange Ltd.	1,340,000	9,110,716
Wing Tai Holdings Ltd.	3,700,000	5,002,704
TOTAL SINGAPORE		21,592,520
Common Stocks - continued
	Shares	Value
South Africa - 3.0%
African Rainbow Minerals Ltd.	264,427	$ 6,745,955
Clicks Group Ltd.	1,081,267	7,054,040
JSE Ltd.	326,100	3,677,618
Mr Price Group Ltd.	841,200	7,644,598
TOTAL SOUTH AFRICA		25,122,211
Spain - 1.6%
Grifols SA (d)	120,800	1,955,694
Prosegur Compania de Seguridad SA (Reg.)	190,400	11,407,975
TOTAL SPAIN		13,363,669
Sweden - 1.0%
Intrum Justitia AB	332,200	4,574,114
Swedish Match Co.	146,200	4,085,180
TOTAL SWEDEN		8,659,294
Switzerland - 1.8%
Bank Sarasin & Co. Ltd. Series B (Reg.)	266,264	9,737,902
Sonova Holding AG Class B	48,682	5,637,982
TOTAL SWITZERLAND		15,375,884
Turkey - 2.1%
Albaraka Turk Katilim Bankasi AS	2,253,000	4,523,907
Anadolu Efes Biracilik ve Malt Sanayii AS	208,000	3,320,923
Asya Katilim Bankasi AS	1,996,000	5,148,993
Coca-Cola Icecek AS	365,000	4,682,423
TOTAL TURKEY		17,676,246
United Kingdom - 16.1%
AMEC PLC	238,354	4,147,204
Babcock International Group PLC	653,800	6,075,417
Bellway PLC	384,500	3,289,582
Britvic PLC	807,200	6,238,664
Cobham PLC	1,021,800	3,791,470
Dechra Pharmaceuticals PLC	293,903	2,495,646
Derwent London PLC	139,800	3,404,505
Great Portland Estates PLC	1,027,800	5,689,313
H&T Group PLC	352,727	1,972,274
InterContinental Hotel Group PLC ADR (d)	368,800	7,136,280
Johnson Matthey PLC	227,800	6,985,521
Meggitt PLC	1,424,746	7,535,050
Micro Focus International PLC	509,900	3,119,063
Mothercare PLC	638,700	5,377,406
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Persimmon PLC	494,500	$ 2,701,617
Rotork PLC	131,300	3,523,568
Serco Group PLC	1,147,138	11,284,627
Shaftesbury PLC	801,300	5,725,761
Spectris PLC	357,283	6,462,633
Spirax-Sarco Engineering PLC	369,600	10,712,078
Ted Baker PLC	354,600	3,493,953
Ultra Electronics Holdings PLC	206,500	6,157,006
Unite Group PLC (a)	2,820,900	9,400,570
Victrex PLC	344,500	7,125,554
TOTAL UNITED KINGDOM		133,844,762
United States of America - 10.1%
Advanced Energy Industries, Inc. (a)	380,300	5,461,108
Autoliv, Inc. (d)	121,400	8,655,820
Cymer, Inc. (a)	182,200	6,732,290
Dril-Quip, Inc. (a)	56,000	3,869,600
ION Geophysical Corp. (a)(d)	835,900	4,087,551
Juniper Networks, Inc. (a)	183,600	5,946,804
Kansas City Southern (a)	144,500	6,331,990
Lam Research Corp. (a)	33,300	1,524,807
Martin Marietta Materials, Inc. (d)	47,000	3,782,560
Mohawk Industries, Inc. (a)	167,200	9,587,248
Oceaneering International, Inc. (a)	39,100	2,419,117
PriceSmart, Inc.	426,600	12,512,178
ResMed, Inc. (a)	293,900	9,366,593
Solera Holdings, Inc.	48,500	2,330,425
Solutia, Inc. (a)	94,900	1,718,639
TOTAL UNITED STATES OF AMERICA		84,326,730
TOTAL COMMON STOCKS (Cost $710,172,321)		806,801,894
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.23% (b)	21,294,510	$ 21,294,510
Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c)	28,200,571	28,200,571
TOTAL MONEY MARKET FUNDS (Cost $49,495,081)		49,495,081
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $759,667,402)		856,296,975
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(23,970,230)
NET ASSETS - 100%		$ 832,326,745
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,324
Fidelity Securities Lending Cash Central Fund	143,723
Total	$ 169,047
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 177,087,652	$ 170,930,142	$ 6,157,510	$ -
United Kingdom	133,844,762	133,844,762	-	-
United States of America	84,326,730	84,326,730	-	-
Canada	41,395,556	41,395,556	-	-
Brazil	31,901,845	31,901,845	-	-
Germany	31,542,951	31,542,951	-	-
South Africa	25,122,211	25,122,211	-	-
France	24,861,244	24,861,244	-	-
Finland	22,976,832	22,976,832	-	-
Other	233,742,111	233,742,111	-	-
Money Market Funds	49,495,081	49,495,081	-	-
Total Investments in Securities:	$ 856,296,975	$ 850,139,465	$ 6,157,510	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $27,405,590) - See accompanying schedule: Unaffiliated issuers (cost $710,172,321)	$ 806,801,894
Fidelity Central Funds (cost $49,495,081)	49,495,081
Total Investments (cost $759,667,402)		$ 856,296,975
Cash		795,207
Foreign currency held at value (cost $61,643)		61,697
Receivable for investments sold		4,706,598
Receivable for fund shares sold		1,745,145
Dividends receivable		1,546,545
Distributions receivable from Fidelity Central Funds		30,909
Other receivables		50,184
Total assets		865,233,260

Liabilities
Payable for investments purchased	$ 3,823,837
Accrued management fee	567,449
Other affiliated payables	144,795
Other payables and accrued expenses	169,863
Collateral on securities loaned, at value	28,200,571
Total liabilities		32,906,515

Net Assets		$ 832,326,745
Net Assets consist of:
Paid in capital		$ 729,956,180
Undistributed net investment income		2,308,288
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,459,115
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		96,603,162
Net Assets		$ 832,326,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Series International Small Cap: Net Asset Value, offering price and redemption price per share ($701,813,892 ÷ 61,553,753 shares)	$ 11.40

Class F: Net Asset Value, offering price and redemption price per share ($130,512,853 ÷ 11,422,946 shares)	$ 11.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period December 3, 2009 (commencement of operations) to October 31, 2010

Investment Income
Dividends		$ 6,316,663
Interest		838
Income from Fidelity Central Funds		169,047
Income before foreign taxes withheld		6,486,548
Less foreign taxes withheld		(450,804)
Total income		6,035,744

Expenses
Management fee	$ 2,763,290
Transfer agent fees	668,235
Accounting and security lending fees	163,605
Custodian fees and expenses	184,506
Independent trustees' compensation	1,433
Registration fees	8,542
Audit	47,705
Legal	633
Miscellaneous	968
Total expenses before reductions	3,838,917
Expense reductions	(111,461)	3,727,456
Net investment income (loss)		2,308,288
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,343,966
Foreign currency transactions	115,149
Total net realized gain (loss)		3,459,115
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $84,401)	96,545,172
Assets and liabilities in foreign currencies	57,990
Total change in net unrealized appreciation (depreciation)		96,603,162
Net gain (loss)		100,062,277
Net increase (decrease) in net assets resulting from operations		$ 102,370,565

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period December 3, 2009 (commencement of operations) to October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,308,288
Net realized gain (loss)	3,459,115
Change in net unrealized appreciation (depreciation)	96,603,162
Net increase (decrease) in net assets resulting from operations	102,370,565
Share transactions - net increase (decrease)	729,956,180
Total increase (decrease) in net assets	832,326,745

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $2,308,288)	$ 832,326,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Small Cap

Period ended October 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	1.34
Total from investment operations	1.40
Net asset value, end of period	$ 11.40
Total Return B, C	14.00%
Ratios to Average Net Assets E, H
Expenses before reductions	1.21% A
Expenses net of fee waivers, if any	1.21% A
Expenses net of all reductions	1.18% A
Net investment income (loss)	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 701,814
Portfolio turnover rate F	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended October 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09
Net realized and unrealized gain (loss)	1.34
Total from investment operations	1.43
Net asset value, end of period	$ 11.43
Total Return B, C	14.30%
Ratios to Average Net Assets E, H
Expenses before reductions	.98% A
Expenses net of fee waivers, if any	.98% A
Expenses net of all reductions	.94% A
Net investment income (loss)	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,513
Portfolio turnover rate F	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Series International Growth Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series International Growth Fund offers Series International Growth shares and Class F shares, each of which has equal rights as to assets and voting privileges. Fidelity Series International Value Fund offers Series International Value shares and Class F shares, each of which has equal rights as to assets and voting privileges. Fidelity Series International Small Cap Fund offers Series International Small Cap shares and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010 is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fidelity Series International Value Fund and the Fidelity Series International Small Cap Fund are subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fidelity Series International Value Fund and the Fidelity Series International Small Cap Fund record an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series International Growth Fund	$ 4,351,696,842	$ 610,380,406	$ (55,713,888)	$ 554,666,518
Fidelity Series International Value Fund	4,438,142,428	422,919,187	(115,668,381)	307,250,806
Fidelity Series International Small Cap Fund	762,129,201	110,342,655	(16,174,881)	94,167,774

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Series International Growth Fund	$ 21,311,176	$ (27,059,158)	$ 554,879,689
Fidelity Series International Value Fund	56,083,754	(6,804,041)	307,628,899
Fidelity Series International Small Cap Fund	8,229,201	-	94,225,765

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series International Growth Fund	5,254,194,027	1,145,079,652
Fidelity Series International Value Fund	5,541,548,899	1,304,554,716
Fidelity Series International Small Cap Fund	779,008,198	72,090,852

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund is subject to a performance adjustment (up to a maximum of ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of each Fund as compared to an appropriate benchmark index. Each fund's performance adjustment will not take effect until December 2010. Subsequent months will be added until the performance period includes 36 months. For the period, each Fund's annualized management fee rate expressed as a percentage of each Fund's average net assets was as follows:
	Individual Rate	Group Rate	Total
Fidelity Series International Growth Fund	.45%	.26%	.70%
Fidelity Series International Value Fund	.45%	.26%	.70%
Fidelity Series International Small Cap Fund	.60%	.26%	.85%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Fidelity Series International Growth Fund	Amount	% of Average Net Assets*
Series International Growth	$ 3,464,974.23
Fidelity Series International Value Fund
Series International Value	$ 3,427,540.23
Fidelity Series International Small Cap Fund
Series International Small Cap	$ 668,235.23

* Annualized

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series International Growth Fund	$ 3,490
Fidelity Series International Value Fund	762
Fidelity Series International Small Cap Fund	979

Exchange In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with Fidelity Series International Growth Fund and Fidelity Series International Value Fund. The Investing Funds delivered securities in exchange for shares of each Fund, as presented in the accompanying table. The value of securities delivered from the Investing Funds is included in Shares sold transactions in Note 9. Each Fund recognized no gain or loss for federal income tax purposes.

Exchange-in-kind date	Fund	Value of securities delivered from Investing Funds	Unrealized appreciation (depreciation)	Exchanged number of Fund shares
12/04/09	Fidelity Series International Growth Fund	$ 250,000,000	$ 26,568,361	25,227,043
12/04/09	Fidelity Series International Value Fund	250,000,000	25,137,531	25,176,234
04/23/10	Fidelity Series International Growth Fund	150,000,000	5,933,323	14,864,876
04/23/10	Fidelity Series International Value Fund	150,000,000	8,660,014	15,289,115
7/16/10	Fidelity Series International Growth Fund	250,000,000	(9,681,236)	27,166,803
7/16/10	Fidelity Series International Value Fund	250,000,000	(3,584,609)	28,994,223

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Exchange In-Kind - continued

Exchange-in-kind date	Fund	Value of securities delivered from Investing Funds	Unrealized appreciation (depreciation)	Exchanged number of Fund shares
10/22/10	Fidelity Series International Growth Fund	$ 381,723,801	$ 86,057,020	35,170,579
10/22/10	Fidelity Series International Value Fund	381,723,801	78,394,806	38,350,721

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series International Growth Fund	$ 4,540
Fidelity Series International Value Fund	4,505
Fidelity Series International Small Cap Fund	868

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and

Annual Report

7. Security Lending - continued

cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM. Security lending activity as of and during the period was as follows:

Total Security Lending Income
Fidelity Series International Growth Fund	$ 607,006
Fidelity Series International Value Fund	1,274,850
Fidelity Series International Small Cap Fund	143,723

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Fidelity Series International Growth Fund	$ 413,887	$ 55
Fidelity Series International Value Fund	409,168	137
Fidelity Series International Small Cap Fund	111,431	30

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Period ended October 31,	2010 A	2010 A
Series International Growth
Shares sold	383,695,719	$ 3,683,684,745
Shares redeemed	(21,469,620)	(207,462,670)
Net increase (decrease)	362,226,099	$ 3,476,222,075

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares	Dollars
Period ended October 31,	2010 A	2010 A
Class F
Shares sold	68,259,971	$ 663,568,900
Shares redeemed	(49,565)	(474,637)
Net increase (decrease)	68,210,406	$ 663,094,263
Series International Value
Shares sold	412,641,187	$ 3,772,955,102
Shares redeemed	(22,718,804)	(206,545,585)
Net increase (decrease)	389,922,383	$ 3,566,409,517
Class F
Shares sold	73,576,238	$ 673,595,109
Shares redeemed	(38,336)	(358,504)
Net increase (decrease)	73,537,902	$ 673,236,605
Series International Small Cap
Shares sold	65,438,695	$ 653,652,045
Shares redeemed	(3,884,942)	(39,646,565)
Net increase (decrease)	61,553,753	$ 614,005,480
Class F
Shares sold	11,440,459	$ 116,123,150
Shares redeemed	(17,513)	(172,450)
Net increase (decrease)	11,422,946	$ 115,950,700

A Share transactions are for the period December 3, 2009 (commencement of operations) to October 31, 2010.

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Series International Growth Fund (a fund of Fidelity Investment Trust ) at October 31, 2010, the results of its operations for the period indicated, the changes in its net assets for the period indicated and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund:

We have audited the accompanying statements of assets and liabilities including the schedules of investments of Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund (the Funds), each a fund of Fidelity Investment Trust, as of October 31, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from December 3, 2009 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund as of October 31, 2010, the results of their operations , the changes in their net assets, and the financial highlights for the period from December 3, 2009 (commencement of operations) to October 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series International Growth Fund, Fidelity Series International Value Fund, and Fidelity Series International Small Cap Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series International Growth Fund	12/13/10	12/10/10	$0.037	$0.010
Class F	12/13/10	12/10/10	$0.046	$0.010
Series International Value Fund	12/13/10	12/10/10	$0.086	$0.037
Class F	12/13/10	12/10/10	$0.097	$0.037
Series International Small Cap Fund	12/13/10	12/10/10	$0.025	$0.070
Class F	12/13/10	12/10/10	$0.038	$0.070

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

GSV-S-ANN-1210
1.907943.100

Fidelity®
Total International Equity Fund

Annual Report

October 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Fidelity Total International Equity Fund	16.45%	-8.43%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss and George Stairs, Co-Portfolio Managers of Fidelity® Total International Equity Fund: For the year, the fund's Retail Class shares rose 16.45%, solidly outpacing the MSCI ACWI ex USA index. Stock picking was most favorable in financials - especially among banks - and in the consumer discretionary group, with positive results also coming from information technology, consumer staples and energy. The only material detractor was telecommunication services. Geographically, the fund's allocation in emerging markets was the biggest positive. Specifically, stock picking was strong in Brazil, China and South Africa, while overweightings in Turkey and Indonesia also were helpful. Additionally, successful positioning in Japan contributed. In Europe, good security selection in the U.K., Belgium and Finland outweighed weakness in France and Switzerland, while elsewhere, the fund's stake in global U.S. companies proved beneficial. Top individual contributors included Danish health care company Novo Nordisk, U.S.-listed and Sweden-based auto-safety equipment manufacturer Autoliv, Turkish bank Turkiye Garanti Bankasi, U.K.-based mining company Rio Tinto and South African retailer Mr Price Group. Autoliv and Mr Price Group were not in the index. In contrast, the biggest detractors were French insurance company AXA, Swiss drug maker Roche Holding and Spanish telecommunications provider Telefonica.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,088.80	$ 7.90**
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,086.50	$ 9.20**
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,085.40	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,085.50	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Total International Equity	1.25%**
Actual		$ 1,000.00	$ 1,090.20	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,090.50	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.63
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.94
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 11.57
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 11.57
HypotheticalA		$ 11.17
Total International Equity	1.20%
Actual		$ 6.32
HypotheticalA		$ 6.11
Institutional Class	1.20%
Actual		$ 6.32
HypotheticalA		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 15.7%
Japan 11.0%
United States of America 7.2%
Switzerland 6.4%
France 5.4%
Brazil 4.5%
Germany 4.4%
Spain 3.2%
Australia 3.1%
Other 39.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 15.8%
Japan 12.4%
Switzerland 7.1%
United States of America 6.2%
France 5.4%
Brazil 4.5%
Germany 4.2%
Australia 3.0%
Canada 3.0%
Other 38.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.8	98.0
Short-Term Investments and Net Other Assets	2.2	2.0
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.7	1.5
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.7	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.5	1.5
Rio Tinto PLC (United Kingdom, Metals & Mining)	1.1	1.3
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.1	1.0
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	0.9	0.8
Anglo American PLC (United Kingdom) (United Kingdom, Metals & Mining)	0.8	0.8
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	0.8	0.8
	12.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	25.3
Materials	12.3	12.4
Consumer Discretionary	11.6	11.7
Industrials	10.0	9.2
Consumer Staples	8.9	9.0
Energy	8.8	8.5
Information Technology	7.0	7.1
Health Care	6.3	7.0
Telecommunication Services	4.1	4.5
Utilities	2.7	3.1

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	1,200	$ 59,820
Australia - 3.1%
Commonwealth Bank of Australia	1,288	61,701
CSL Ltd.	9,386	301,872
Leighton Holdings Ltd.	7,429	267,096
Macquarie Group Ltd.	7,610	269,876
MAp Group unit	26,561	79,362
Newcrest Mining Ltd.	633	24,780
Newcrest Mining Ltd. sponsored ADR	5,384	212,130
OZ Minerals Ltd.	108,330	166,086
Wesfarmers Ltd.	2,954	95,903
Westfield Group unit	18,847	228,578
Woolworths Ltd.	9,477	263,205
Worleyparsons Ltd.	6,016	135,258
TOTAL AUSTRALIA		2,105,847
Austria - 0.3%
Andritz AG	1,840	140,917
Erste Bank AG	700	31,587
TOTAL AUSTRIA		172,504
Bahamas (Nassau) - 0.0%
Petrominerales Ltd.	700	17,934
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	40,466	169,797
Bailiwick of Jersey - 1.0%
Heritage Oil PLC	3,830	21,139
Informa PLC	31,795	222,100
Randgold Resources Ltd. sponsored ADR	2,080	195,354
United Business Media Ltd.	15,200	160,241
West China Cement Ltd. (a)	36,000	13,933
WPP PLC	7,668	89,098
TOTAL BAILIWICK OF JERSEY		701,865
Belgium - 1.4%
Anheuser-Busch InBev SA NV	12,136	760,490
Gimv NV	350	19,349
Umicore SA	4,521	212,753
TOTAL BELGIUM		992,592
Common Stocks - continued
	Shares	Value
Bermuda - 1.4%
Aquarius Platinum Ltd.:
(Australia)	10,047	$ 57,776
(United Kingdom)	3,600	20,781
China Yurun Food Group Ltd.	13,000	50,566
CNPC (Hong Kong) Ltd.	38,000	48,338
Credicorp Ltd. (NY Shares)	200	25,176
Great Eagle Holdings Ltd.	7,000	20,951
Jinhui Shipping & Transportation Ltd. (a)	1,197	4,760
Lazard Ltd. Class A	2,800	103,320
Orient Overseas International Ltd.	7,000	61,364
Seadrill Ltd. (d)	12,000	363,320
Sinofert Holdings Ltd. (a)	38,000	20,100
Texwinca Holdings Ltd.	16,000	17,463
Trinity Ltd.	78,000	77,987
VimpelCom Ltd. ADR (a)	4,300	65,919
TOTAL BERMUDA		937,821
Brazil - 4.5%
AES Tiete SA (PN) (non-vtg.)	1,700	23,433
Banco ABC Brasil SA	14,100	138,911
Banco Bradesco SA (PN) sponsored ADR	10,500	218,400
Banco do Brasil SA	12,611	245,370
Banco do Estado do Rio Grande do Sul SA	1,200	13,184
Banco Santander (Brasil) SA ADR	6,800	97,920
BM&F Bovespa SA	19,700	165,016
BR Malls Participacoes SA	8,800	84,058
Brascan Residential Properties SA	2,000	10,886
Braskem SA Class A sponsored ADR	11,730	244,571
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	600	83,544
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	5,700	96,216
Confab Industrial SA (PN) (non-vtg.)	2,000	7,230
Cyrela Brazil Realty SA	5,300	73,213
Drogasil SA	800	20,235
Eletropaulo Metropolitana SA (PN-B)	900	15,712
Estacio Participacoes SA	900	13,443
Even Construtora e Incorporadora SA	1,500	8,535
Fibria Celulose SA sponsored ADR (a)	3,157	56,700
Fleury SA	900	11,639
Gafisa SA sponsored ADR	3,930	65,985
Iguatemi Empresa de Shopping Centers SA	2,800	65,342
Itau Unibanco Banco Multiplo SA ADR	6,927	170,127
Common Stocks - continued
	Shares	Value
Brazil - continued
Light SA	1,700	$ 21,405
Localiza Rent A Car SA	2,800	46,332
Lojas Renner SA	1,600	63,202
Multiplan Empreendimentos Imobiliarios SA	3,400	77,945
Natura Cosmeticos SA	1,800	51,528
Odontoprev SA	1,200	17,635
OGX Petroleo e Gas Participacoes SA (a)	9,500	124,641
PDG Realty SA Empreendimentos e Participacoes	4,900	61,264
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	4,500	153,540
(PN) sponsored ADR (non-vtg.)	4,700	146,593
TIM Participacoes SA sponsored ADR (non-vtg.)	1,400	45,164
Vale SA (PN-A) sponsored ADR	8,000	229,840
Vivo Participacoes SA sponsored ADR	4,700	134,608
Weg SA	1,100	14,206
TOTAL BRAZIL		3,117,573
Canada - 2.5%
Agnico-Eagle Mines Ltd. (Canada)	2,090	162,093
Eldorado Gold Corp.	3,900	66,039
Fairfax Financial Holdings Ltd. (sub. vtg.)	165	67,493
First Quantum Minerals Ltd.	800	70,054
Goldcorp, Inc.	1,400	62,512
Niko Resources Ltd.	2,660	253,768
Open Text Corp. (a)	3,900	172,535
Pacific Rubiales Energy Corp. (a)	400	12,750
Pan American Silver Corp.	3,500	111,720
Petrobank Energy & Resources Ltd. (a)	6,400	254,707
Power Corp. of Canada (sub. vtg.)	2,900	80,924
Quadra FNX Mining Ltd. (a)	600	8,471
Sherritt International Corp.	1,600	12,440
Suncor Energy, Inc.	3,500	112,148
Toronto-Dominion Bank	3,500	252,059
Uranium One, Inc. (a)	9,500	38,842
TOTAL CANADA		1,738,555
Cayman Islands - 1.2%
3SBio, Inc. sponsored ADR (a)	1,200	18,060
Alibaba.com Ltd. (a)	32,500	63,480
China High Speed Transmission Equipment Group Co. Ltd.	26,000	53,132
China Lilang Ltd.	51,000	79,745
China Shanshui Cement Group Ltd.	49,000	34,895
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Daphne International Holdings Ltd.	36,000	$ 40,221
Eurasia Drilling Co. Ltd.:
GDR (e)	400	10,200
GDR (Reg. S)	2,400	61,200
Geely Automobile Holdings Ltd.	65,000	36,646
Hengdeli Holdings Ltd.	206,000	114,278
Hidili Industry International Development Ltd.	33,000	35,166
International Mining Machinery Holdings Ltd.	26,000	22,642
Kingboard Chemical Holdings Ltd.	11,000	53,501
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	600	344
Shenguan Holdings Group Ltd.	10,000	13,030
Trina Solar Ltd. ADR (a)	800	21,408
Vantage Drilling Co. (a)	5,500	9,460
Wynn Macau Ltd.	64,000	141,520
TOTAL CAYMAN ISLANDS		808,928
Chile - 0.2%
Banco Santander Chile sponsored ADR	1,400	129,696
China - 2.1%
Anhui Expressway Co. Ltd. (H Shares)	16,000	12,179
Baidu.com, Inc. sponsored ADR (a)	1,800	198,018
China Communications Services Corp. Ltd. (H Shares)	36,000	20,993
China Construction Bank Corp. (H Shares)	155,000	147,776
China Hongxing Sports Ltd.	33,000	4,462
China Merchants Bank Co. Ltd. (H Shares)	84,383	239,500
China Minsheng Banking Corp. Ltd. (H Shares)	31,500	29,300
China Suntien Green Energy Corp. Ltd. (H Shares)	2,000	673
Digital China Holdings Ltd. (H Shares)	9,000	16,255
Golden Eagle Retail Group Ltd. (H Shares)	21,000	55,810
Harbin Power Equipment Co. Ltd. (H Shares)	28,000	37,713
Industrial & Commercial Bank of China Ltd. (H Shares)	411,000	330,868
Minth Group Ltd.	24,000	44,896
Nine Dragons Paper (Holdings) Ltd.	37,000	59,668
Ping An Insurance Group Co. China Ltd. (H Shares)	12,000	129,192
Weichai Power Co. Ltd. (H Shares)	2,000	26,267
Yantai Changyu Pioneer Wine Co. (B Shares)	4,890	63,024
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,000	6,218
TOTAL CHINA		1,422,812
Colombia - 0.1%
Ecopetrol SA ADR	1,400	66,836
Common Stocks - continued
	Shares	Value
Cyprus - 0.0%
AFI Development PLC GDR (Reg. S)	3,600	$ 4,248
Czech Republic - 0.1%
Komercni Banka AS	300	68,070
Denmark - 1.3%
Novo Nordisk AS:
Series B	948	99,523
Series B sponsored ADR	4,800	503,040
Vestas Wind Systems AS (a)	4,295	137,046
William Demant Holding AS (a)	2,010	150,663
TOTAL DENMARK		890,272
Egypt - 0.1%
Commercial International Bank Ltd. sponsored GDR	12,800	97,920
Finland - 0.9%
Metso Corp.	3,600	170,664
Nokian Tyres PLC	6,502	225,275
Outotec OYJ	4,300	200,678
TOTAL FINLAND		596,617
France - 5.4%
Alstom SA	3,947	199,142
Atos Origin SA (a)	1,272	58,806
Audika SA	1,000	24,420
AXA SA sponsored ADR	28,100	512,263
BNP Paribas SA	4,051	296,212
Christian Dior SA	700	101,249
Compagnie de St. Gobain	3,807	177,776
Credit Agricole SA	9,000	147,459
Danone	4,280	270,822
Laurent-Perrier Group	209	23,553
PPR SA	1,000	163,913
Remy Cointreau SA	1,952	137,055
Safran SA	7,114	225,494
Saft Groupe SA	629	24,025
Sanofi-Aventis sponsored ADR	6,400	224,704
Schneider Electric SA	957	135,825
Societe Generale Series A	6,910	413,682
Total SA	390	21,224
Total SA sponsored ADR	4,900	266,952
Unibail-Rodamco	1,121	233,504
Common Stocks - continued
	Shares	Value
France - continued
Vetoquinol SA	200	$ 8,477
Virbac SA	100	16,092
TOTAL FRANCE		3,682,649
Georgia - 0.0%
Bank of Georgia unit (a)	1,100	18,139
Germany - 4.3%
Allianz AG sponsored ADR	7,300	91,469
alstria office REIT-AG	600	8,357
BASF AG	2,472	179,826
Bayerische Motoren Werke AG (BMW)	2,642	189,362
Bilfinger Berger Se	348	25,339
Colonia Real Estate AG (a)	2,981	19,562
CTS Eventim AG	431	24,324
Daimler AG (United States) (a)	4,700	310,200
Deutsche Boerse AG	1,650	116,080
E.ON AG	12,545	392,754
Fielmann AG	209	21,098
HeidelbergCement AG	3,700	193,501
Linde AG	2,496	359,288
MAN SE	1,266	139,164
Metro AG	1,600	112,117
Munich Re Group	1,402	219,174
Siemens AG sponsored ADR	4,200	480,102
Software AG (Bearer)	193	27,043
Volkswagen AG	566	74,314
TOTAL GERMANY		2,983,074
Greece - 0.1%
Hellenic Telecommunications Organization SA	3,227	25,770
Public Power Corp. of Greece	3,202	53,688
Terna Energy SA	3,249	13,969
TOTAL GREECE		93,427
Hong Kong - 2.8%
China Mobile (Hong Kong) Ltd.	18,000	183,822
China Resources Power Holdings Co. Ltd.	60,000	115,491
Chow Sang Sang Holdings International Ltd.	4,000	10,527
CNOOC Ltd.	142,000	296,456
CNOOC Ltd. sponsored ADR	260	54,319
Hang Lung Group Ltd.	8,000	53,101
Hong Kong Exchanges and Clearing Ltd.	14,500	319,136
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hutchison Whampoa Ltd.	5,000	$ 49,282
I.T Ltd.	12,000	10,125
Shanghai Industrial Holdings Ltd.	14,000	64,480
Swire Pacific Ltd. (A Shares)	18,500	262,538
Techtronic Industries Co. Ltd.	112,500	113,933
Wharf Holdings Ltd.	56,000	367,734
TOTAL HONG KONG		1,900,944
Hungary - 0.0%
Egis Rt.	125	14,685
India - 1.8%
Bank of Baroda	8,655	205,352
Bharat Heavy Electricals Ltd.	1,225	67,587
Housing Development Finance Corp. Ltd.	6,972	108,170
Idea Cellular Ltd. (a)	13,905	21,159
Indian Oil Corp. Ltd.	1,798	16,958
Indian Overseas Bank	3,526	12,712
Infosys Technologies Ltd. sponsored ADR	1,900	128,136
Infotech Enterprises Ltd.	1,602	5,913
Infrastructure Development Finance Co. Ltd.	14,735	66,503
Jain Irrigation Systems Ltd.	9,935	52,000
JSW Steel Ltd.	2,520	76,294
Jyothy Laboratories Ltd.	2,850	17,746
LIC Housing Finance Ltd.	393	11,886
Punjab National Bank	150	4,886
Radico Khaitan Ltd.	1,989	8,023
Reliance Industries Ltd.	6,015	148,764
Rural Electrification Corp. Ltd.	7,306	61,093
Shriram Transport Finance Co. Ltd.	1,315	26,149
Tata Consultancy Services Ltd.	4,255	101,074
Tata Steel Ltd.	1,184	15,744
Ultratech Cement Ltd.	1,753	43,500
Unitech Ltd.	4,394	8,605
TOTAL INDIA		1,208,254
Indonesia - 1.4%
Indofood Sukses Makmur Tbk PT (a)	17,500	11,161
PT Astra International Tbk	14,500	92,475
PT Bank Mandiri (Persero) Tbk	32,000	25,063
PT Bank Negara Indonesia (Persero) Tbk	132,000	57,600
PT Bank Rakyat Indonesia Tbk	187,000	238,523
PT Bank Tabungan Negara Tbk	79,000	17,590
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bumi Serpong Damai Tbk	106,500	$ 10,010
PT Ciputra Development Tbk (a)	245,500	11,537
PT Delta Dunia Petroindo Tbk (a)	154,000	18,437
PT Gudang Garam Tbk	12,000	64,045
PT Indo Tambangraya Megah Tbk	7,000	35,401
PT Indocement Tunggal Prakarsa Tbk	36,000	73,712
PT Indofood Sukses Makmur Tbk	123,500	71,854
PT Kalbe Farma Tbk	67,500	20,203
PT Perusahaan Gas Negara Tbk Series B	102,000	46,221
PT Semen Gresik (Persero) Tbk	67,500	74,014
PT Tambang Batubbara Bukit Asam Tbk	6,000	13,192
PT Tower Bersama Infrastructure Tbk	101,000	28,817
PT XL Axiata Tbk (a)	75,500	48,573
TOTAL INDONESIA		958,428
Ireland - 0.5%
CRH PLC sponsored ADR	12,904	228,014
James Hardie Industries NV sponsored ADR (a)	4,465	118,680
TOTAL IRELAND		346,694
Israel - 0.2%
Azrieli Group	582	15,002
Ituran Location & Control Ltd.	492	7,651
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,500	129,750
TOTAL ISRAEL		152,403
Italy - 1.7%
Azimut Holdings SpA	18,707	190,799
ENI SpA	3,000	67,535
Fiat SpA	14,000	236,880
Interpump Group SpA (a)	4,425	28,862
Intesa Sanpaolo SpA	99,944	351,492
Saipem SpA	2,714	120,580
UniCredit SpA	60,101	156,634
TOTAL ITALY		1,152,782
Japan - 11.0%
ABC-Mart, Inc.	2,100	71,427
Aisin Seiki Co. Ltd.	4,400	138,173
Aozora Bank Ltd.	10,000	16,776
Asahi Co. Ltd.	500	7,394
Autobacs Seven Co. Ltd.	3,900	146,123
Credit Saison Co. Ltd.	2,700	38,296
Common Stocks - continued
	Shares	Value
Japan - continued
Daikoku Denki Co. Ltd.	1,200	$ 13,570
Daikokutenbussan Co. Ltd.	800	28,035
Denso Corp.	13,800	429,154
East Japan Railway Co.	2,700	166,735
Fanuc Ltd.	2,300	332,970
Fast Retailing Co. Ltd.	900	117,892
FCC Co. Ltd.	1,000	21,461
Fukuoka (REIT) Investment Fund	2	13,421
GCA Savvian Group Corp. (a)	14	13,275
Glory Ltd.	400	8,823
Goldcrest Co. Ltd.	410	8,850
Honda Motor Co. Ltd.	4,500	162,220
Japan Retail Fund Investment Corp.	103	160,893
Japan Steel Works Ltd.	15,000	143,116
Japan Tobacco, Inc.	14	43,494
JSR Corp.	4,300	74,436
Kamigumi Co. Ltd.	2,000	15,633
Keyence Corp.	810	200,814
Kobayashi Pharmaceutical Co. Ltd.	4,200	195,725
Konica Minolta Holdings, Inc.	8,500	82,135
Kyoto Kimono Yuzen Co. Ltd.	900	9,786
Meiko Network Japan Co. Ltd.	900	7,505
Miraca Holdings, Inc.	1,900	68,378
Miraial Co. Ltd.	300	7,356
Mitsubishi UFJ Financial Group, Inc.	83,900	389,380
Mitsui & Co. Ltd.	35,100	552,032
MS&AD Insurance Group Holdings, Inc.	4,190	100,379
Nabtesco Corp.	1,600	28,334
Nachi-Fujikoshi Corp.	7,000	20,964
Nagaileben Co. Ltd.	300	7,113
Nihon Parkerizing Co. Ltd.	1,000	13,135
Nippon Electric Glass Co. Ltd.	16,000	205,661
Nippon Seiki Co. Ltd.	2,000	20,256
Nippon Telegraph & Telephone Corp.	1,400	63,141
Nippon Thompson Co. Ltd.	20,000	138,685
Nitto Kohki Co. Ltd.	300	7,072
Obic Co. Ltd.	700	129,266
ORIX Corp.	2,420	220,738
Osaka Securities Exchange Co. Ltd.	32	161,054
OSG Corp.	1,400	14,632
Promise Co. Ltd.	8,950	37,482
Ricoh Co. Ltd.	5,000	69,943
Common Stocks - continued
	Shares	Value
Japan - continued
SAZABY, Inc.	400	$ 7,456
Seven & i Holdings Co., Ltd.	3,000	69,639
Shiseido Co. Ltd.	7,100	148,231
SHO-BOND Holdings Co. Ltd.	3,500	74,897
Shoei Co. Ltd.	600	5,436
SOFTBANK CORP.	2,400	77,076
Sumitomo Corp.	22,900	289,933
Sumitomo Metal Industries Ltd.	27,000	62,667
Sumitomo Mitsui Financial Group, Inc.	7,500	223,858
The Nippon Synthetic Chemical Industry Co. Ltd.	1,000	5,866
THK Co. Ltd.	700	13,466
Toho Holdings Co. Ltd.	1,200	16,806
Tokio Marine Holdings, Inc.	4,000	112,463
Tokyo Electron Ltd.	2,400	135,416
Tokyo Gas Co. Ltd.	66,000	310,523
Toyota Motor Corp.	10,800	382,539
Tsumura & Co.	600	18,462
Tsutsumi Jewelry Co. Ltd.	400	9,420
USS Co. Ltd.	4,100	318,951
West Japan Railway Co.	19	70,537
Xebio Co. Ltd.	400	7,854
Yamada Denki Co. Ltd.	1,400	90,990
Yamatake Corp.	600	14,607
Yamato Kogyo Co. Ltd.	6,900	176,980
TOTAL JAPAN		7,567,206
Kazakhstan - 0.1%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	1,900	32,680
Korea (South) - 2.7%
Busan Bank	1,850	23,032
CJ Corp.	645	45,486
Daegu Bank Co. Ltd.	1,700	22,299
Daelim Industrial Co.	450	36,656
Doosan Co. Ltd.	158	21,287
GS Holdings Corp.	640	33,579
Hanjin Heavy Industries & Consolidated Co. Ltd.	1,090	41,584
Honam Petrochemical Corp.	295	65,060
Hyundai Department Store Co. Ltd.	153	16,940
Hyundai Heavy Industries Co. Ltd.	267	87,021
Hyundai Mobis	495	123,255
Hyundai Motor Co.	1,177	177,937
Industrial Bank of Korea	5,500	78,991
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Kia Motors Corp.	2,440	$ 97,426
KT Corp.	1,220	48,100
LG Chemical Ltd.	150	46,287
Lumens Co. Ltd. (a)	1,889	16,799
NCsoft Corp.	296	65,149
NHN Corp. (a)	1,207	214,136
Samsung Electronics Co. Ltd.	519	343,846
Shinhan Financial Group Co. Ltd.	5,240	202,936
Shinhan Financial Group Co. Ltd. sponsored ADR	300	23,331
Tong Yang Securities, Inc.	2,260	22,811
Young Poong Precision Corp.	570	6,666
TOTAL KOREA (SOUTH)		1,860,614
Lebanon - 0.0%
BLOM Bank SAL GDR	500	4,600
Luxembourg - 0.5%
ArcelorMittal SA:
(Netherlands)	2,449	79,226
Class A unit	5,200	168,376
Evraz Group SA GDR (a)	1,900	57,608
GlobeOp Financial Services SA	2,300	11,248
Millicom International Cellular SA	500	47,300
TOTAL LUXEMBOURG		363,758
Malaysia - 0.1%
AirAsia Bhd (a)	20,300	16,117
Axiata Group Bhd (a)	35,000	50,514
RHB Capital BHD	5,200	13,422
Top Glove Corp. Bhd	11,500	20,331
TOTAL MALAYSIA		100,384
Mexico - 0.9%
America Movil SAB de CV Series L sponsored ADR	4,300	246,218
Banco Compartamos SA de CV	6,300	44,629
Genomma Lab Internacional SA de CV (a)	7,000	15,207
Wal-Mart de Mexico SA de CV Series V	106,200	290,469
TOTAL MEXICO		596,523
Netherlands - 2.5%
Aalberts Industries NV	1,500	27,394
ASM International NV unit (a)	6,035	154,194
ASML Holding NV	6,500	215,735
Common Stocks - continued
	Shares	Value
Netherlands - continued
Gemalto NV	3,301	$ 150,289
Heijmans NV unit (a)	710	13,386
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	19,510	208,679
sponsored ADR (a)	25,300	272,734
Koninklijke Ahold NV	6,433	88,885
Koninklijke KPN NV	19,438	324,564
QIAGEN NV (a)	6,800	127,908
Randstad Holdings NV (a)	2,303	109,594
TOTAL NETHERLANDS		1,693,362
Nigeria - 0.1%
Guaranty Trust Bank PLC GDR (Reg. S)	5,825	42,290
Norway - 0.4%
Aker Solutions ASA	12,453	189,580
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)	7,400	11,619
DnB NOR ASA	4,300	59,004
Sevan Marine ASA (a)	10,000	13,474
TOTAL NORWAY		273,677
Papua New Guinea - 0.0%
Oil Search Ltd.	1,312	8,200
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	2,600	137,904
Philippines - 0.0%
Jollibee Food Corp.	3,500	7,220
Megaworld Corp.	70,000	4,177
TOTAL PHILIPPINES		11,397
Poland - 0.0%
Bank Handlowy w Warszawie SA	511	16,134
Portugal - 0.5%
Energias de Portugal SA	52,028	199,012
Jeronimo Martins SGPS SA	10,525	157,873
TOTAL PORTUGAL		356,885
Qatar - 0.0%
Commercial Bank of Qatar GDR (Reg. S)	6,707	30,733
Russia - 1.6%
Cherkizovo Group OJSC GDR (a)	1,018	20,740
LSR Group OJSC GDR (Reg. S) (a)	1,800	15,300
Magnit OJSC GDR (Reg. S)	3,100	82,894
Common Stocks - continued
	Shares	Value
Russia - continued
Mechel Steel Group OAO sponsored ADR	5,300	$ 124,815
OAO Gazprom sponsored ADR	3,800	83,030
OAO NOVATEK GDR	1,300	124,345
OAO Raspadskaya (a)	2,100	12,228
OAO Tatneft sponsored ADR	2,400	75,720
OJSC MMC Norilsk Nickel sponsored ADR	4,484	83,627
OJSC Oil Company Rosneft GDR (Reg. S)	16,800	117,096
Polymetal JSC GDR (Reg. S) (a)	3,900	61,620
Protek (a)	705	1,280
RusHydro JSC sponsored ADR (a)	10,400	53,820
Sberbank (Savings Bank of the Russian Federation)	34,200	112,391
Sberbank (Savings Bank of the Russian Federation) GDR	150	56,354
Severstal JSC (a)	1,200	16,377
Sistema JSFC sponsored GDR	2,200	56,760
TGK-1 OAO (a)	17,098,600	11,866
TOTAL RUSSIA		1,110,263
Singapore - 1.3%
Allgreen Properties Ltd.	21,000	19,308
City Developments Ltd.	8,000	78,622
DBS Group Holdings Ltd.	5,226	56,124
Keppel Corp. Ltd.	5,000	38,554
Keppel Land Ltd.	3,000	10,268
Singapore Exchange Ltd.	29,700	201,932
Straits Asia Resources Ltd.	23,000	40,694
United Overseas Bank Ltd.	18,943	272,810
Wing Tai Holdings Ltd.	57,000	77,069
Yanlord Land Group Ltd.	91,000	120,930
TOTAL SINGAPORE		916,311
South Africa - 2.3%
African Bank Investments Ltd.	13,600	69,776
African Rainbow Minerals Ltd.	11,850	302,312
AngloGold Ashanti Ltd.	1,600	75,040
AngloGold Ashanti Ltd. sponsored ADR	900	42,399
Aspen Pharmacare Holdings Ltd.	3,700	49,386
Clicks Group Ltd.	33,784	220,402
Foschini Ltd.	4,920	59,721
Impala Platinum Holdings Ltd.	1,700	48,051
Imperial Holdings Ltd.	120	1,957
JSE Ltd.	10,100	113,904
Mr Price Group Ltd.	27,800	252,639
Common Stocks - continued
	Shares	Value
South Africa - continued
Mvelaphanda Resources Ltd. (a)	8,322	$ 54,410
Shoprite Holdings Ltd.	4,600	65,023
Standard Bank Group Ltd.	7,537	111,144
Wilson Bayly Holmes-Ovcon Ltd.	1,000	19,326
Woolworths Holdings Ltd.	16,241	63,642
TOTAL SOUTH AFRICA		1,549,132
Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	30,294	398,366
Banco Santander SA	12,015	154,180
Banco Santander SA sponsored ADR	28,700	367,647
Gestevision Telecinco SA	2,300	29,334
Grifols SA	446	7,221
Iberdrola SA	41,442	349,447
Inditex SA	2,780	232,133
Prosegur Compania de Seguridad SA (Reg.)	2,951	176,812
Red Electrica Corporacion SA	1,300	65,292
Telefonica SA sponsored ADR	5,040	408,946
TOTAL SPAIN		2,189,378
Sweden - 0.7%
H&M Hennes & Mauritz AB (B Shares)	8,382	295,307
Intrum Justitia AB	1,200	16,523
Swedish Match Co.	3,900	108,975
Telefonaktiebolaget LM Ericsson (B Shares)	6,834	75,136
TOTAL SWEDEN		495,941
Switzerland - 6.4%
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,098	40,156
Credit Suisse Group sponsored ADR	3,160	131,140
Lonza Group AG	313	27,394
Nestle SA	21,540	1,179,467
Novartis AG sponsored ADR	8,400	486,780
Roche Holding AG (participation certificate)	7,328	1,075,731
Sonova Holding AG Class B	2,658	307,830
The Swatch Group AG:
(Bearer)	680	259,814
(Reg.)	189	13,133
Transocean Ltd. (a)	2,920	185,011
UBS AG (a)	4,073	69,169
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (NY Shares) (a)	6,900	$ 117,438
Zurich Financial Services AG	1,946	476,245
TOTAL SWITZERLAND		4,369,308
Taiwan - 1.4%
Advanced Semiconductor Engineering, Inc.	10,999	9,576
Advanced Semiconductor Engineering, Inc. sponsored ADR	9,899	43,853
Alpha Networks, Inc.	20,000	17,775
Asia Cement Corp.	49,440	50,967
AU Optronics Corp. (a)	45,000	44,920
Chroma ATE, Inc.	9,150	23,559
Farglory Land Development Co. Ltd.	8,000	19,866
Formosa Plastics Corp.	37,000	106,146
Fubon Financial Holding Co. Ltd.	59,846	73,329
Hon Hai Precision Industry Co. Ltd. (Foxconn)	18,858	71,476
HTC Corp.	6,300	142,241
Huaku Development Co. Ltd.	6,000	16,644
Macronix International Co. Ltd.	103,000	63,439
Pegatron Corp. (a)	21,000	28,441
Ruentex Development Co. Ltd.	6,000	9,959
Taishin Financial Holdings Co. Ltd.	153,180	67,068
Taiwan Cement Corp.	26,000	27,695
Taiwan Semiconductor Manufacturing Co. Ltd.	27,035	55,649
Unimicron Technology Corp.	7,000	11,916
Wistron Corp.	35,510	72,981
TOTAL TAIWAN		957,500
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	15,700	47,194
Banpu PCL:
unit	300	7,756
(For. Reg.)	2,000	51,703
BEC World PCL (For. Reg.)	20,800	23,100
Siam Commercial Bank PCL (For. Reg.)	53,300	182,473
Total Access Communication PCL (For. Reg.)	200	281
TOTAL THAILAND		312,507
Turkey - 1.4%
Albaraka Turk Katilim Bankasi AS	10,000	20,079
Anadolu Efes Biracilik ve Malt Sanayii AS	8,000	127,728
Asya Katilim Bankasi AS	30,000	77,390
Coca-Cola Icecek AS	10,400	133,417
Enka Insaat ve Sanayi AS	5,666	25,875
Common Stocks - continued
	Shares	Value
Turkey - continued
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	11,000	$ 16,719
Tofas Turk Otomobil Fabrikasi AS	8,511	47,175
Turk Hava Yollari AO	21,714	90,078
Turkiye Garanti Bankasi AS	61,700	378,554
Turkiye Halk Bankasi AS	7,000	70,766
TOTAL TURKEY		987,781
United Arab Emirates - 0.1%
DP World Ltd.	62,496	37,435
United Kingdom - 15.7%
Aberdeen Asset Management PLC	27,018	76,964
Aegis Group PLC	48,438	97,549
AMEC PLC	1,055	18,356
Anglo American PLC (United Kingdom)	12,031	560,531
AstraZeneca PLC sponsored ADR	1,900	95,874
Aviva PLC	17,072	108,860
Babcock International Group PLC	16,100	149,609
BAE Systems PLC	39,000	215,382
Barclays PLC	57,875	254,296
Bellway PLC	1,728	14,784
BG Group PLC	26,887	523,601
BHP Billiton PLC ADR	16,300	1,154,040
BP PLC sponsored ADR	13,100	534,873
British Airways PLC (a)	13,000	56,381
Britvic PLC	3,000	23,186
Centrica PLC	15,575	82,895
Cobham PLC	25,400	94,249
Dechra Pharmaceuticals PLC	1,300	11,039
Derwent London PLC	500	12,176
GlaxoSmithKline PLC sponsored ADR	8,500	331,840
Great Portland Estates PLC	3,972	21,987
H&T Group PLC	2,891	16,165
Hikma Pharmaceuticals PLC	3,478	43,798
HSBC Holdings PLC:
(United Kingdom)	25,682	267,256
sponsored ADR	9,251	482,070
Imperial Tobacco Group PLC	6,811	218,136
InterContinental Hotel Group PLC ADR	12,590	243,617
International Power PLC	9,989	66,784
Johnson Matthey PLC	6,192	189,879
Man Group PLC	9,279	38,771
Meggitt PLC	5,952	31,478
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Micro Focus International PLC	2,500	$ 15,293
Misys PLC (a)	11,200	50,495
Mothercare PLC	9,299	78,291
Persimmon PLC	1,737	9,490
Prudential PLC	16,571	167,579
Reckitt Benckiser Group PLC	4,738	265,001
Rio Tinto PLC	5,196	337,440
Rio Tinto PLC sponsored ADR	6,560	427,187
Rotork PLC	500	13,418
Royal Dutch Shell PLC Class A sponsored ADR	15,300	993,429
Serco Group PLC	27,871	274,173
Shaftesbury PLC	17,833	127,427
Spectris PLC	1,649	29,828
Spirax-Sarco Engineering PLC	1,404	40,692
Standard Chartered PLC:
rights 11/5/10 (a)	2,079	17,504
(United Kingdom)	16,639	481,313
Ted Baker PLC	2,175	21,431
Tesco PLC	54,583	373,281
Ultra Electronics Holdings PLC	800	23,853
Unite Group PLC (a)	25,402	84,651
Vedanta Resources PLC	4,000	132,978
Victrex PLC	4,318	89,312
Vodafone Group PLC sponsored ADR	19,400	533,694
Wolseley PLC (a)	3,963	105,589
Xstrata PLC	2,900	56,196
TOTAL UNITED KINGDOM		10,785,971
United States of America - 4.5%
Advanced Energy Industries, Inc. (a)	1,581	22,703
Allergan, Inc.	1,400	101,374
Autoliv, Inc.	3,750	267,375
Berkshire Hathaway, Inc. Class B (a)	1,550	123,318
CTC Media, Inc.	1,600	37,760
Cymer, Inc. (a)	2,350	86,833
Dril-Quip, Inc. (a)	230	15,893
eBay, Inc. (a)	2,000	59,620
Evercore Partners, Inc. Class A	380	11,537
Freeport-McMoRan Copper & Gold, Inc.	600	56,808
Google, Inc. Class A (a)	200	122,598
ION Geophysical Corp. (a)	16,371	80,054
JPMorgan Chase & Co.	2,663	100,209
Common Stocks - continued
	Shares	Value
United States of America - continued
Juniper Networks, Inc. (a)	13,740	$ 445,039
Kansas City Southern (a)	680	29,798
Lam Research Corp. (a)	197	9,021
Martin Marietta Materials, Inc.	880	70,822
Mead Johnson Nutrition Co. Class A	3,400	199,988
Mohawk Industries, Inc. (a)	2,670	153,098
Oceaneering International, Inc. (a)	140	8,662
Philip Morris International, Inc.	2,300	134,550
PriceSmart, Inc.	1,800	52,794
ResMed, Inc. (a)	5,360	170,823
Solera Holdings, Inc.	200	9,610
Solutia, Inc. (a)	484	8,765
Union Pacific Corp.	2,300	201,664
Visa, Inc. Class A	6,594	515,453
TOTAL UNITED STATES OF AMERICA		3,096,169
TOTAL COMMON STOCKS (Cost $63,165,472)		66,515,229
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.1%
Volkswagen AG	200	30,055
Italy - 0.3%
Fiat SpA (Risparmio Shares)	7,800	91,656
Telecom Italia SpA (Risparmio Shares)	104,200	127,820
TOTAL ITALY		219,476
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $240,073)		249,531
Investment Companies - 0.5%

United States of America - 0.5%
iShares MSCI ACWI ex US Index ETF (Cost $347,161)	8,000	342,000
Money Market Funds - 0.5%

Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c) (Cost $355,537)	355,537	355,537
Cash Equivalents - 1.6%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $1,074,000)	$ 1,074,019	$ 1,074,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $65,182,243)		68,536,297
NET OTHER ASSETS (LIABILITIES) - 0.1%		100,928
NET ASSETS - 100%		$ 68,637,225
Security Type Abbreviations
ETF	-	Exchange-Traded Funds
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,200 or 0.0% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$1,074,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 178,969
Barclays Capital, Inc.	268,288
Credit Agricole Securities (USA), Inc.	46,262
Credit Suisse Securities (USA) LLC	49,440
Deutsche Bank Securities, Inc.	82,975
HSBC Securities (USA), Inc.	82,975
J.P. Morgan Securities, Inc.	221,267
Mizuho Securities USA, Inc.	55,317
Societe Generale, New York Branch	55,317
UBS Securities LLC	27,658
Wells Fargo Securities LLC	5,532
$ 1,074,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 17,945
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 10,785,971	$ 9,650,540	$ 1,135,431	$ -
Japan	7,567,206	2,787,776	4,779,430	-
Switzerland	4,369,308	4,300,139	69,169	-
France	3,682,649	3,661,425	21,224	-
Brazil	3,117,573	3,117,573	-	-
United States of America	3,096,169	3,096,169	-	-
Germany	3,013,129	3,013,129	-	-
Spain	2,189,378	2,035,198	154,180	-
Australia	2,105,847	2,105,847	-	-
Other	26,837,530	25,140,942	1,696,588	-
Investment Companies	342,000	342,000	-	-
Money Market Funds	355,537	355,537	-	-
Cash Equivalents	1,074,000	-	1,074,000	-
Total Investments in Securities:	$ 68,536,297	$ 59,606,275	$ 8,930,022	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 369
Total Realized Gain (Loss)	(25,822)
Total Unrealized Gain (Loss)	25,854
Cost of Purchases	-
Proceeds of Sales	(401)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $24,325,764 of which $8,618,800 and $15,706,964 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $337,322 and repurchase agreements of $1,074,000) - See accompanying schedule: Unaffiliated issuers (cost $64,826,706)	$ 68,180,760
Fidelity Central Funds (cost $355,537)	355,537
Total Investments (cost $65,182,243)		$ 68,536,297
Cash		2,825
Foreign currency held at value (cost $238,396)		238,365
Receivable for investments sold		225,351
Receivable for fund shares sold		93,567
Dividends receivable		171,941
Distributions receivable from Fidelity Central Funds		52
Receivable from investment adviser for expense reductions		65,182
Other receivables		3,697
Total assets		69,337,277

Liabilities
Payable for investments purchased	$ 107,723
Payable for fund shares redeemed	67,777
Accrued management fee	38,219
Distribution and service plan fees payable	2,988
Other affiliated payables	18,211
Other payables and accrued expenses	109,597
Collateral on securities loaned, at value	355,537
Total liabilities		700,052

Net Assets		$ 68,637,225
Net Assets consist of:
Paid in capital		$ 89,611,259
Undistributed net investment income		724,017
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,059,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,361,702
Net Assets		$ 68,637,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,029,222 ÷ 683,520 shares)	$ 7.36

Maximum offering price per share (100/94.25 of $7.36)	$ 7.81
Class T: Net Asset Value and redemption price per share ($1,003,572 ÷ 135,346 shares)	$ 7.41

Maximum offering price per share (100/96.50 of $7.41)	$ 7.68
Class B: Net Asset Value and offering price per share ($327,327 ÷ 44,417 shares)A	$ 7.37

Class C: Net Asset Value and offering price per share ($1,422,646 ÷ 193,344 shares)A	$ 7.36

Total International Equity: Net Asset Value, offering price and redemption price per share ($60,826,332 ÷ 8,257,843 shares)	$ 7.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($28,126 ÷ 3,827 shares)	$ 7.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 1,628,770
Interest		1,411
Income from Fidelity Central Funds		17,945
Income before foreign taxes withheld		1,648,126
Less foreign taxes withheld		(137,196)
Total income		1,510,930

Expenses
Management fee Basic fee	$ 407,616
Performance adjustment	(31,057)
Transfer agent fees	168,397
Distribution and service plan fees	32,016
Accounting and security lending fees	29,939
Custodian fees and expenses	283,045
Independent trustees' compensation	315
Registration fees	81,296
Audit	89,169
Legal	347
Miscellaneous	625
Total expenses before reductions	1,061,708
Expense reductions	(324,723)	736,985
Net investment income (loss)		773,945
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,923,248
Foreign currency transactions	(17,111)
Total net realized gain (loss)		1,906,137
Change in net unrealized appreciation (depreciation) on: Investment securities	5,446,085
Assets and liabilities in foreign currencies	1,641
Total change in net unrealized appreciation (depreciation)		5,447,726
Net gain (loss)		7,353,863
Net increase (decrease) in net assets resulting from operations		$ 8,127,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 773,945	$ 445,721
Net realized gain (loss)	1,906,137	(15,995,813)
Change in net unrealized appreciation (depreciation)	5,447,726	25,959,338
Net increase (decrease) in net assets resulting from operations	8,127,808	10,409,246
Distributions to shareholders from net investment income	(411,223)	(859,670)
Distributions to shareholders from net realized gain	(169,935)	-
Total distributions	(581,158)	(859,670)
Share transactions - net increase (decrease)	18,410,630	(6,640,043)
Redemption fees	6,300	1,869
Total increase (decrease) in net assets	25,963,580	2,911,402

Net Assets
Beginning of period	42,673,645	39,762,243
End of period (including undistributed net investment income of $724,017 and undistributed net investment income of $385,749, respectively)	$ 68,637,225	$ 42,673,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.06	.11
Net realized and unrealized gain (loss)	.95	1.55	(5.21)
Total from investment operations	1.03	1.61	(5.10)
Distributions from net investment income	(.04)	(.11)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.07)	(.11)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.36	$ 6.40	$ 4.90
Total Return A, B	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%
Expenses net of all reductions	1.47%	1.47%	1.48%
Net investment income (loss)	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.04	.09
Net realized and unrealized gain (loss)	.95	1.57	(5.21)
Total from investment operations	1.01	1.61	(5.12)
Distributions from net investment income	-	(.09)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.41	$ 6.40	$ 4.88
Total Return A, B	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.72%	1.73%
Net investment income (loss)	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.03	.02	.05
Net realized and unrealized gain (loss)	.95	1.56	(5.19)
Total from investment operations	.98	1.58	(5.14)
Distributions from net investment income	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.37	$ 6.39	$ 4.86
Total Return A, B	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.22%	2.24%
Net investment income (loss)	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.03	.02	.05
Net realized and unrealized gain (loss)	.94	1.56	(5.19)
Total from investment operations	.97	1.58	(5.14)
Distributions from net investment income	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.36	$ 6.39	$ 4.86
Total Return A, B	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.22%	2.23%
Net investment income (loss)	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09	.07	.13
Net realized and unrealized gain (loss)	.96	1.55	(5.21)
Total from investment operations	1.05	1.62	(5.08)
Distributions from net investment income	(.06)	(.12)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-
Net asset value, end of period	$ 7.37	$ 6.41	$ 4.91
Total Return A	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.22%	1.22%	1.23%
Net investment income (loss)	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.13
Net realized and unrealized gain (loss)	.95	1.55	(5.21)
Total from investment operations	1.05	1.62	(5.08)
Distributions from net investment income	(.08)	(.12)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-
Net asset value, end of period	$ 7.35	$ 6.41	$ 4.91
Total Return A	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.22%	1.23%
Net investment income (loss)	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,591,290
Gross unrealized depreciation	(6,168,619)
Net unrealized appreciation (depreciation)	$ 2,422,671

Tax Cost	$ 66,113,626

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 921,411
Capital loss carryforward	$ (24,325,764)
Net unrealized appreciation (depreciation)	$ 2,430,319

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 581,158	$ 859,670

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $54,337,237 and $37,096,392, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,450	$ -
Class T	.25%	.25%	4,688	238
Class B	.75%	.25%	3,367	2,686
Class C	.75%	.25%	13,511	6,154
			$ 32,016	$ 9,078

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,966
Class T	2,078
Class B*	920
Class C*	13
$ 5,977

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,393.27
Class T	3,002.32
Class B	954.28
Class C	4,057.30
Total International Equity	148,596.29
Institutional Class	395.23
	$ 168,397

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $437 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $219 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,945. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 22,035
Class T	1.75%	5,266
Class B	2.25%	1,870
Class C	2.25%	7,481
Total International Equity	1.25%	272,664
Institutional Class	1.25%	962
		$ 310,278

Effective November 1, 2010 the expense limitation will be changed to 1.45%, 1.70%, 2.20%, 2.20%, 1.20% and 1.20% for Class A, T, B, C, Total International Equity and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $14,445 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 26,391	$ 131,963
Class T	-	45,379
Class B	-	24,856
Class C	-	30,949
Total International Equity	382,451	560,888
Institutional Class	2,381	65,635
Total	$ 411,223	$ 859,670
From net realized gain
Class A	$ 14,995	$ -
Total International Equity	154,214	-
Institutional Class	726	-
Total	$ 169,935	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	443,125	372,557	$ 2,924,922	$ 1,887,197
Reinvestment of distributions	5,568	30,531	37,804	130,977
Shares redeemed	(347,260)	(1,035,215)	(2,296,503)	(5,265,367)
Net increase (decrease)	101,433	(632,127)	$ 666,223	$ (3,247,193)
Class T
Shares sold	121,719	59,609	$ 807,663	$ 314,219
Reinvestment of distributions	-	10,553	-	45,379
Shares redeemed	(224,749)	(357,387)	(1,531,457)	(2,032,994)
Net increase (decrease)	(103,030)	(287,225)	$ (723,794)	$ (1,673,396)
Class B
Shares sold	30,066	19,155	$ 198,826	$ 103,145
Reinvestment of distributions	-	5,760	-	24,827
Shares redeemed	(194,792)	(331,368)	(1,332,260)	(1,871,062)
Net increase (decrease)	(164,726)	(306,453)	$ (1,133,434)	$ (1,743,090)

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class C
Shares sold	86,496	111,127	$ 580,588	$ 616,982
Reinvestment of distributions	-	7,163	-	30,872
Shares redeemed	(161,545)	(423,400)	(1,102,805)	(2,395,281)
Net increase (decrease)	(75,049)	(305,110)	$ (522,217)	$ (1,747,427)
Total International Equity
Shares sold	6,833,012	2,869,211	$ 45,955,028	$ 16,097,831
Reinvestment of distributions	74,043	124,381	502,009	533,594
Shares redeemed	(3,806,841)	(2,570,692)	(24,965,317)	(12,899,110)
Net increase (decrease)	3,100,214	422,900	$ 21,491,720	$ 3,732,315
Institutional Class
Shares sold	377	5,817	$ 2,481	$ 30,049
Reinvestment of distributions	460	15,268	3,106	65,500
Shares redeemed	(201,123)	(373,992)	(1,373,455)	(2,056,801)
Net increase (decrease)	(200,286)	(352,907)	$ (1,367,868)	$ (1,961,252)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay on December 6, 2010, to shareholders of record at the opening of business on December 3, 2010, a distribution of $0.023 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.081 per share from net investment income.

The fund designates 100% of the dividends distributed in December 2009 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Total International Equity Fund	12/7/2009	$0.074	$0.0119

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of the retail class and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the period shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and the retail class ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST)
1-800-544-5555

Automated line for quickest service

TIE-UANN-1210
1.912357.100

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
Total International Equity
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2010

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	9.49%	-10.45%
Class T (incl. 3.50% sales charge)	11.73%	-9.99%
Class B (incl. contingent deferred sales charge) B	10.34%	-10.24%
Class C (incl. contingent deferred sales charge) C	14.18%	-9.34%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss and George Stairs, Co-Portfolio Managers of Fidelity Advisor Total International Equity Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 16.17%, 15.78%, 15.34% and 15.18%, respectively (excluding sales charges), outpacing the MSCI index. Stock picking was most favorable in financials - especially among banks - and in the consumer discretionary group, with positive results also coming from information technology, consumer staples and energy. The only material detractor was telecommunication services. Geographically, the fund's allocation in emerging markets was the biggest positive. Specifically, stock picking was strong in Brazil, China and South Africa, while overweightings in Turkey and Indonesia also were helpful. Additionally, successful positioning in Japan contributed. In Europe, good security selection in the U.K., Belgium and Finland outweighed weakness in France and Switzerland, while elsewhere, the fund's stake in global U.S. companies proved beneficial. Top individual contributors included Danish health care company Novo Nordisk, U.S.-listed and Sweden-based auto-safety equipment manufacturer Autoliv, Turkish bank Turkiye Garanti Bankasi, U.K.-based mining company Rio Tinto and South African retailer Mr Price Group. Autoliv and Mr Price Group were not in the index. In contrast, the biggest detractors were French insurance company AXA, Swiss drug maker Roche Holding and Spanish telecommunications provider Telefonica.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,088.80	$ 7.90**
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,086.50	$ 9.20**
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,085.40	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,085.50	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Total International Equity	1.25%**
Actual		$ 1,000.00	$ 1,090.20	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,090.50	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Shareholder Expense Example - continued

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.63
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.94
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 11.57
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 11.57
HypotheticalA		$ 11.17
Total International Equity	1.20%
Actual		$ 6.32
HypotheticalA		$ 6.11
Institutional Class	1.20%
Actual		$ 6.32
HypotheticalA		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 15.7%
Japan 11.0%
United States of America 7.2%
Switzerland 6.4%
France 5.4%
Brazil 4.5%
Germany 4.4%
Spain 3.2%
Australia 3.1%
Other 39.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 15.8%
Japan 12.4%
Switzerland 7.1%
United States of America 6.2%
France 5.4%
Brazil 4.5%
Germany 4.2%
Australia 3.0%
Canada 3.0%
Other 38.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.8	98.0
Short-Term Investments and Net Other Assets	2.2	2.0
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.7	1.5
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.7	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.5	1.5
Rio Tinto PLC (United Kingdom, Metals & Mining)	1.1	1.3
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.1	1.0
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	0.9	0.8
Anglo American PLC (United Kingdom) (United Kingdom, Metals & Mining)	0.8	0.8
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	0.8	0.8
	12.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	25.3
Materials	12.3	12.4
Consumer Discretionary	11.6	11.7
Industrials	10.0	9.2
Consumer Staples	8.9	9.0
Energy	8.8	8.5
Information Technology	7.0	7.1
Health Care	6.3	7.0
Telecommunication Services	4.1	4.5
Utilities	2.7	3.1

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	1,200	$ 59,820
Australia - 3.1%
Commonwealth Bank of Australia	1,288	61,701
CSL Ltd.	9,386	301,872
Leighton Holdings Ltd.	7,429	267,096
Macquarie Group Ltd.	7,610	269,876
MAp Group unit	26,561	79,362
Newcrest Mining Ltd.	633	24,780
Newcrest Mining Ltd. sponsored ADR	5,384	212,130
OZ Minerals Ltd.	108,330	166,086
Wesfarmers Ltd.	2,954	95,903
Westfield Group unit	18,847	228,578
Woolworths Ltd.	9,477	263,205
Worleyparsons Ltd.	6,016	135,258
TOTAL AUSTRALIA		2,105,847
Austria - 0.3%
Andritz AG	1,840	140,917
Erste Bank AG	700	31,587
TOTAL AUSTRIA		172,504
Bahamas (Nassau) - 0.0%
Petrominerales Ltd.	700	17,934
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	40,466	169,797
Bailiwick of Jersey - 1.0%
Heritage Oil PLC	3,830	21,139
Informa PLC	31,795	222,100
Randgold Resources Ltd. sponsored ADR	2,080	195,354
United Business Media Ltd.	15,200	160,241
West China Cement Ltd. (a)	36,000	13,933
WPP PLC	7,668	89,098
TOTAL BAILIWICK OF JERSEY		701,865
Belgium - 1.4%
Anheuser-Busch InBev SA NV	12,136	760,490
Gimv NV	350	19,349
Umicore SA	4,521	212,753
TOTAL BELGIUM		992,592
Common Stocks - continued
	Shares	Value
Bermuda - 1.4%
Aquarius Platinum Ltd.:
(Australia)	10,047	$ 57,776
(United Kingdom)	3,600	20,781
China Yurun Food Group Ltd.	13,000	50,566
CNPC (Hong Kong) Ltd.	38,000	48,338
Credicorp Ltd. (NY Shares)	200	25,176
Great Eagle Holdings Ltd.	7,000	20,951
Jinhui Shipping & Transportation Ltd. (a)	1,197	4,760
Lazard Ltd. Class A	2,800	103,320
Orient Overseas International Ltd.	7,000	61,364
Seadrill Ltd. (d)	12,000	363,320
Sinofert Holdings Ltd. (a)	38,000	20,100
Texwinca Holdings Ltd.	16,000	17,463
Trinity Ltd.	78,000	77,987
VimpelCom Ltd. ADR (a)	4,300	65,919
TOTAL BERMUDA		937,821
Brazil - 4.5%
AES Tiete SA (PN) (non-vtg.)	1,700	23,433
Banco ABC Brasil SA	14,100	138,911
Banco Bradesco SA (PN) sponsored ADR	10,500	218,400
Banco do Brasil SA	12,611	245,370
Banco do Estado do Rio Grande do Sul SA	1,200	13,184
Banco Santander (Brasil) SA ADR	6,800	97,920
BM&F Bovespa SA	19,700	165,016
BR Malls Participacoes SA	8,800	84,058
Brascan Residential Properties SA	2,000	10,886
Braskem SA Class A sponsored ADR	11,730	244,571
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	600	83,544
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	5,700	96,216
Confab Industrial SA (PN) (non-vtg.)	2,000	7,230
Cyrela Brazil Realty SA	5,300	73,213
Drogasil SA	800	20,235
Eletropaulo Metropolitana SA (PN-B)	900	15,712
Estacio Participacoes SA	900	13,443
Even Construtora e Incorporadora SA	1,500	8,535
Fibria Celulose SA sponsored ADR (a)	3,157	56,700
Fleury SA	900	11,639
Gafisa SA sponsored ADR	3,930	65,985
Iguatemi Empresa de Shopping Centers SA	2,800	65,342
Itau Unibanco Banco Multiplo SA ADR	6,927	170,127
Common Stocks - continued
	Shares	Value
Brazil - continued
Light SA	1,700	$ 21,405
Localiza Rent A Car SA	2,800	46,332
Lojas Renner SA	1,600	63,202
Multiplan Empreendimentos Imobiliarios SA	3,400	77,945
Natura Cosmeticos SA	1,800	51,528
Odontoprev SA	1,200	17,635
OGX Petroleo e Gas Participacoes SA (a)	9,500	124,641
PDG Realty SA Empreendimentos e Participacoes	4,900	61,264
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	4,500	153,540
(PN) sponsored ADR (non-vtg.)	4,700	146,593
TIM Participacoes SA sponsored ADR (non-vtg.)	1,400	45,164
Vale SA (PN-A) sponsored ADR	8,000	229,840
Vivo Participacoes SA sponsored ADR	4,700	134,608
Weg SA	1,100	14,206
TOTAL BRAZIL		3,117,573
Canada - 2.5%
Agnico-Eagle Mines Ltd. (Canada)	2,090	162,093
Eldorado Gold Corp.	3,900	66,039
Fairfax Financial Holdings Ltd. (sub. vtg.)	165	67,493
First Quantum Minerals Ltd.	800	70,054
Goldcorp, Inc.	1,400	62,512
Niko Resources Ltd.	2,660	253,768
Open Text Corp. (a)	3,900	172,535
Pacific Rubiales Energy Corp. (a)	400	12,750
Pan American Silver Corp.	3,500	111,720
Petrobank Energy & Resources Ltd. (a)	6,400	254,707
Power Corp. of Canada (sub. vtg.)	2,900	80,924
Quadra FNX Mining Ltd. (a)	600	8,471
Sherritt International Corp.	1,600	12,440
Suncor Energy, Inc.	3,500	112,148
Toronto-Dominion Bank	3,500	252,059
Uranium One, Inc. (a)	9,500	38,842
TOTAL CANADA		1,738,555
Cayman Islands - 1.2%
3SBio, Inc. sponsored ADR (a)	1,200	18,060
Alibaba.com Ltd. (a)	32,500	63,480
China High Speed Transmission Equipment Group Co. Ltd.	26,000	53,132
China Lilang Ltd.	51,000	79,745
China Shanshui Cement Group Ltd.	49,000	34,895
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Daphne International Holdings Ltd.	36,000	$ 40,221
Eurasia Drilling Co. Ltd.:
GDR (e)	400	10,200
GDR (Reg. S)	2,400	61,200
Geely Automobile Holdings Ltd.	65,000	36,646
Hengdeli Holdings Ltd.	206,000	114,278
Hidili Industry International Development Ltd.	33,000	35,166
International Mining Machinery Holdings Ltd.	26,000	22,642
Kingboard Chemical Holdings Ltd.	11,000	53,501
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	600	344
Shenguan Holdings Group Ltd.	10,000	13,030
Trina Solar Ltd. ADR (a)	800	21,408
Vantage Drilling Co. (a)	5,500	9,460
Wynn Macau Ltd.	64,000	141,520
TOTAL CAYMAN ISLANDS		808,928
Chile - 0.2%
Banco Santander Chile sponsored ADR	1,400	129,696
China - 2.1%
Anhui Expressway Co. Ltd. (H Shares)	16,000	12,179
Baidu.com, Inc. sponsored ADR (a)	1,800	198,018
China Communications Services Corp. Ltd. (H Shares)	36,000	20,993
China Construction Bank Corp. (H Shares)	155,000	147,776
China Hongxing Sports Ltd.	33,000	4,462
China Merchants Bank Co. Ltd. (H Shares)	84,383	239,500
China Minsheng Banking Corp. Ltd. (H Shares)	31,500	29,300
China Suntien Green Energy Corp. Ltd. (H Shares)	2,000	673
Digital China Holdings Ltd. (H Shares)	9,000	16,255
Golden Eagle Retail Group Ltd. (H Shares)	21,000	55,810
Harbin Power Equipment Co. Ltd. (H Shares)	28,000	37,713
Industrial & Commercial Bank of China Ltd. (H Shares)	411,000	330,868
Minth Group Ltd.	24,000	44,896
Nine Dragons Paper (Holdings) Ltd.	37,000	59,668
Ping An Insurance Group Co. China Ltd. (H Shares)	12,000	129,192
Weichai Power Co. Ltd. (H Shares)	2,000	26,267
Yantai Changyu Pioneer Wine Co. (B Shares)	4,890	63,024
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,000	6,218
TOTAL CHINA		1,422,812
Colombia - 0.1%
Ecopetrol SA ADR	1,400	66,836
Common Stocks - continued
	Shares	Value
Cyprus - 0.0%
AFI Development PLC GDR (Reg. S)	3,600	$ 4,248
Czech Republic - 0.1%
Komercni Banka AS	300	68,070
Denmark - 1.3%
Novo Nordisk AS:
Series B	948	99,523
Series B sponsored ADR	4,800	503,040
Vestas Wind Systems AS (a)	4,295	137,046
William Demant Holding AS (a)	2,010	150,663
TOTAL DENMARK		890,272
Egypt - 0.1%
Commercial International Bank Ltd. sponsored GDR	12,800	97,920
Finland - 0.9%
Metso Corp.	3,600	170,664
Nokian Tyres PLC	6,502	225,275
Outotec OYJ	4,300	200,678
TOTAL FINLAND		596,617
France - 5.4%
Alstom SA	3,947	199,142
Atos Origin SA (a)	1,272	58,806
Audika SA	1,000	24,420
AXA SA sponsored ADR	28,100	512,263
BNP Paribas SA	4,051	296,212
Christian Dior SA	700	101,249
Compagnie de St. Gobain	3,807	177,776
Credit Agricole SA	9,000	147,459
Danone	4,280	270,822
Laurent-Perrier Group	209	23,553
PPR SA	1,000	163,913
Remy Cointreau SA	1,952	137,055
Safran SA	7,114	225,494
Saft Groupe SA	629	24,025
Sanofi-Aventis sponsored ADR	6,400	224,704
Schneider Electric SA	957	135,825
Societe Generale Series A	6,910	413,682
Total SA	390	21,224
Total SA sponsored ADR	4,900	266,952
Unibail-Rodamco	1,121	233,504
Common Stocks - continued
	Shares	Value
France - continued
Vetoquinol SA	200	$ 8,477
Virbac SA	100	16,092
TOTAL FRANCE		3,682,649
Georgia - 0.0%
Bank of Georgia unit (a)	1,100	18,139
Germany - 4.3%
Allianz AG sponsored ADR	7,300	91,469
alstria office REIT-AG	600	8,357
BASF AG	2,472	179,826
Bayerische Motoren Werke AG (BMW)	2,642	189,362
Bilfinger Berger Se	348	25,339
Colonia Real Estate AG (a)	2,981	19,562
CTS Eventim AG	431	24,324
Daimler AG (United States) (a)	4,700	310,200
Deutsche Boerse AG	1,650	116,080
E.ON AG	12,545	392,754
Fielmann AG	209	21,098
HeidelbergCement AG	3,700	193,501
Linde AG	2,496	359,288
MAN SE	1,266	139,164
Metro AG	1,600	112,117
Munich Re Group	1,402	219,174
Siemens AG sponsored ADR	4,200	480,102
Software AG (Bearer)	193	27,043
Volkswagen AG	566	74,314
TOTAL GERMANY		2,983,074
Greece - 0.1%
Hellenic Telecommunications Organization SA	3,227	25,770
Public Power Corp. of Greece	3,202	53,688
Terna Energy SA	3,249	13,969
TOTAL GREECE		93,427
Hong Kong - 2.8%
China Mobile (Hong Kong) Ltd.	18,000	183,822
China Resources Power Holdings Co. Ltd.	60,000	115,491
Chow Sang Sang Holdings International Ltd.	4,000	10,527
CNOOC Ltd.	142,000	296,456
CNOOC Ltd. sponsored ADR	260	54,319
Hang Lung Group Ltd.	8,000	53,101
Hong Kong Exchanges and Clearing Ltd.	14,500	319,136
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hutchison Whampoa Ltd.	5,000	$ 49,282
I.T Ltd.	12,000	10,125
Shanghai Industrial Holdings Ltd.	14,000	64,480
Swire Pacific Ltd. (A Shares)	18,500	262,538
Techtronic Industries Co. Ltd.	112,500	113,933
Wharf Holdings Ltd.	56,000	367,734
TOTAL HONG KONG		1,900,944
Hungary - 0.0%
Egis Rt.	125	14,685
India - 1.8%
Bank of Baroda	8,655	205,352
Bharat Heavy Electricals Ltd.	1,225	67,587
Housing Development Finance Corp. Ltd.	6,972	108,170
Idea Cellular Ltd. (a)	13,905	21,159
Indian Oil Corp. Ltd.	1,798	16,958
Indian Overseas Bank	3,526	12,712
Infosys Technologies Ltd. sponsored ADR	1,900	128,136
Infotech Enterprises Ltd.	1,602	5,913
Infrastructure Development Finance Co. Ltd.	14,735	66,503
Jain Irrigation Systems Ltd.	9,935	52,000
JSW Steel Ltd.	2,520	76,294
Jyothy Laboratories Ltd.	2,850	17,746
LIC Housing Finance Ltd.	393	11,886
Punjab National Bank	150	4,886
Radico Khaitan Ltd.	1,989	8,023
Reliance Industries Ltd.	6,015	148,764
Rural Electrification Corp. Ltd.	7,306	61,093
Shriram Transport Finance Co. Ltd.	1,315	26,149
Tata Consultancy Services Ltd.	4,255	101,074
Tata Steel Ltd.	1,184	15,744
Ultratech Cement Ltd.	1,753	43,500
Unitech Ltd.	4,394	8,605
TOTAL INDIA		1,208,254
Indonesia - 1.4%
Indofood Sukses Makmur Tbk PT (a)	17,500	11,161
PT Astra International Tbk	14,500	92,475
PT Bank Mandiri (Persero) Tbk	32,000	25,063
PT Bank Negara Indonesia (Persero) Tbk	132,000	57,600
PT Bank Rakyat Indonesia Tbk	187,000	238,523
PT Bank Tabungan Negara Tbk	79,000	17,590
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bumi Serpong Damai Tbk	106,500	$ 10,010
PT Ciputra Development Tbk (a)	245,500	11,537
PT Delta Dunia Petroindo Tbk (a)	154,000	18,437
PT Gudang Garam Tbk	12,000	64,045
PT Indo Tambangraya Megah Tbk	7,000	35,401
PT Indocement Tunggal Prakarsa Tbk	36,000	73,712
PT Indofood Sukses Makmur Tbk	123,500	71,854
PT Kalbe Farma Tbk	67,500	20,203
PT Perusahaan Gas Negara Tbk Series B	102,000	46,221
PT Semen Gresik (Persero) Tbk	67,500	74,014
PT Tambang Batubbara Bukit Asam Tbk	6,000	13,192
PT Tower Bersama Infrastructure Tbk	101,000	28,817
PT XL Axiata Tbk (a)	75,500	48,573
TOTAL INDONESIA		958,428
Ireland - 0.5%
CRH PLC sponsored ADR	12,904	228,014
James Hardie Industries NV sponsored ADR (a)	4,465	118,680
TOTAL IRELAND		346,694
Israel - 0.2%
Azrieli Group	582	15,002
Ituran Location & Control Ltd.	492	7,651
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,500	129,750
TOTAL ISRAEL		152,403
Italy - 1.7%
Azimut Holdings SpA	18,707	190,799
ENI SpA	3,000	67,535
Fiat SpA	14,000	236,880
Interpump Group SpA (a)	4,425	28,862
Intesa Sanpaolo SpA	99,944	351,492
Saipem SpA	2,714	120,580
UniCredit SpA	60,101	156,634
TOTAL ITALY		1,152,782
Japan - 11.0%
ABC-Mart, Inc.	2,100	71,427
Aisin Seiki Co. Ltd.	4,400	138,173
Aozora Bank Ltd.	10,000	16,776
Asahi Co. Ltd.	500	7,394
Autobacs Seven Co. Ltd.	3,900	146,123
Credit Saison Co. Ltd.	2,700	38,296
Common Stocks - continued
	Shares	Value
Japan - continued
Daikoku Denki Co. Ltd.	1,200	$ 13,570
Daikokutenbussan Co. Ltd.	800	28,035
Denso Corp.	13,800	429,154
East Japan Railway Co.	2,700	166,735
Fanuc Ltd.	2,300	332,970
Fast Retailing Co. Ltd.	900	117,892
FCC Co. Ltd.	1,000	21,461
Fukuoka (REIT) Investment Fund	2	13,421
GCA Savvian Group Corp. (a)	14	13,275
Glory Ltd.	400	8,823
Goldcrest Co. Ltd.	410	8,850
Honda Motor Co. Ltd.	4,500	162,220
Japan Retail Fund Investment Corp.	103	160,893
Japan Steel Works Ltd.	15,000	143,116
Japan Tobacco, Inc.	14	43,494
JSR Corp.	4,300	74,436
Kamigumi Co. Ltd.	2,000	15,633
Keyence Corp.	810	200,814
Kobayashi Pharmaceutical Co. Ltd.	4,200	195,725
Konica Minolta Holdings, Inc.	8,500	82,135
Kyoto Kimono Yuzen Co. Ltd.	900	9,786
Meiko Network Japan Co. Ltd.	900	7,505
Miraca Holdings, Inc.	1,900	68,378
Miraial Co. Ltd.	300	7,356
Mitsubishi UFJ Financial Group, Inc.	83,900	389,380
Mitsui & Co. Ltd.	35,100	552,032
MS&AD Insurance Group Holdings, Inc.	4,190	100,379
Nabtesco Corp.	1,600	28,334
Nachi-Fujikoshi Corp.	7,000	20,964
Nagaileben Co. Ltd.	300	7,113
Nihon Parkerizing Co. Ltd.	1,000	13,135
Nippon Electric Glass Co. Ltd.	16,000	205,661
Nippon Seiki Co. Ltd.	2,000	20,256
Nippon Telegraph & Telephone Corp.	1,400	63,141
Nippon Thompson Co. Ltd.	20,000	138,685
Nitto Kohki Co. Ltd.	300	7,072
Obic Co. Ltd.	700	129,266
ORIX Corp.	2,420	220,738
Osaka Securities Exchange Co. Ltd.	32	161,054
OSG Corp.	1,400	14,632
Promise Co. Ltd.	8,950	37,482
Ricoh Co. Ltd.	5,000	69,943
Common Stocks - continued
	Shares	Value
Japan - continued
SAZABY, Inc.	400	$ 7,456
Seven & i Holdings Co., Ltd.	3,000	69,639
Shiseido Co. Ltd.	7,100	148,231
SHO-BOND Holdings Co. Ltd.	3,500	74,897
Shoei Co. Ltd.	600	5,436
SOFTBANK CORP.	2,400	77,076
Sumitomo Corp.	22,900	289,933
Sumitomo Metal Industries Ltd.	27,000	62,667
Sumitomo Mitsui Financial Group, Inc.	7,500	223,858
The Nippon Synthetic Chemical Industry Co. Ltd.	1,000	5,866
THK Co. Ltd.	700	13,466
Toho Holdings Co. Ltd.	1,200	16,806
Tokio Marine Holdings, Inc.	4,000	112,463
Tokyo Electron Ltd.	2,400	135,416
Tokyo Gas Co. Ltd.	66,000	310,523
Toyota Motor Corp.	10,800	382,539
Tsumura & Co.	600	18,462
Tsutsumi Jewelry Co. Ltd.	400	9,420
USS Co. Ltd.	4,100	318,951
West Japan Railway Co.	19	70,537
Xebio Co. Ltd.	400	7,854
Yamada Denki Co. Ltd.	1,400	90,990
Yamatake Corp.	600	14,607
Yamato Kogyo Co. Ltd.	6,900	176,980
TOTAL JAPAN		7,567,206
Kazakhstan - 0.1%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	1,900	32,680
Korea (South) - 2.7%
Busan Bank	1,850	23,032
CJ Corp.	645	45,486
Daegu Bank Co. Ltd.	1,700	22,299
Daelim Industrial Co.	450	36,656
Doosan Co. Ltd.	158	21,287
GS Holdings Corp.	640	33,579
Hanjin Heavy Industries & Consolidated Co. Ltd.	1,090	41,584
Honam Petrochemical Corp.	295	65,060
Hyundai Department Store Co. Ltd.	153	16,940
Hyundai Heavy Industries Co. Ltd.	267	87,021
Hyundai Mobis	495	123,255
Hyundai Motor Co.	1,177	177,937
Industrial Bank of Korea	5,500	78,991
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Kia Motors Corp.	2,440	$ 97,426
KT Corp.	1,220	48,100
LG Chemical Ltd.	150	46,287
Lumens Co. Ltd. (a)	1,889	16,799
NCsoft Corp.	296	65,149
NHN Corp. (a)	1,207	214,136
Samsung Electronics Co. Ltd.	519	343,846
Shinhan Financial Group Co. Ltd.	5,240	202,936
Shinhan Financial Group Co. Ltd. sponsored ADR	300	23,331
Tong Yang Securities, Inc.	2,260	22,811
Young Poong Precision Corp.	570	6,666
TOTAL KOREA (SOUTH)		1,860,614
Lebanon - 0.0%
BLOM Bank SAL GDR	500	4,600
Luxembourg - 0.5%
ArcelorMittal SA:
(Netherlands)	2,449	79,226
Class A unit	5,200	168,376
Evraz Group SA GDR (a)	1,900	57,608
GlobeOp Financial Services SA	2,300	11,248
Millicom International Cellular SA	500	47,300
TOTAL LUXEMBOURG		363,758
Malaysia - 0.1%
AirAsia Bhd (a)	20,300	16,117
Axiata Group Bhd (a)	35,000	50,514
RHB Capital BHD	5,200	13,422
Top Glove Corp. Bhd	11,500	20,331
TOTAL MALAYSIA		100,384
Mexico - 0.9%
America Movil SAB de CV Series L sponsored ADR	4,300	246,218
Banco Compartamos SA de CV	6,300	44,629
Genomma Lab Internacional SA de CV (a)	7,000	15,207
Wal-Mart de Mexico SA de CV Series V	106,200	290,469
TOTAL MEXICO		596,523
Netherlands - 2.5%
Aalberts Industries NV	1,500	27,394
ASM International NV unit (a)	6,035	154,194
ASML Holding NV	6,500	215,735
Common Stocks - continued
	Shares	Value
Netherlands - continued
Gemalto NV	3,301	$ 150,289
Heijmans NV unit (a)	710	13,386
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	19,510	208,679
sponsored ADR (a)	25,300	272,734
Koninklijke Ahold NV	6,433	88,885
Koninklijke KPN NV	19,438	324,564
QIAGEN NV (a)	6,800	127,908
Randstad Holdings NV (a)	2,303	109,594
TOTAL NETHERLANDS		1,693,362
Nigeria - 0.1%
Guaranty Trust Bank PLC GDR (Reg. S)	5,825	42,290
Norway - 0.4%
Aker Solutions ASA	12,453	189,580
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)	7,400	11,619
DnB NOR ASA	4,300	59,004
Sevan Marine ASA (a)	10,000	13,474
TOTAL NORWAY		273,677
Papua New Guinea - 0.0%
Oil Search Ltd.	1,312	8,200
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	2,600	137,904
Philippines - 0.0%
Jollibee Food Corp.	3,500	7,220
Megaworld Corp.	70,000	4,177
TOTAL PHILIPPINES		11,397
Poland - 0.0%
Bank Handlowy w Warszawie SA	511	16,134
Portugal - 0.5%
Energias de Portugal SA	52,028	199,012
Jeronimo Martins SGPS SA	10,525	157,873
TOTAL PORTUGAL		356,885
Qatar - 0.0%
Commercial Bank of Qatar GDR (Reg. S)	6,707	30,733
Russia - 1.6%
Cherkizovo Group OJSC GDR (a)	1,018	20,740
LSR Group OJSC GDR (Reg. S) (a)	1,800	15,300
Magnit OJSC GDR (Reg. S)	3,100	82,894
Common Stocks - continued
	Shares	Value
Russia - continued
Mechel Steel Group OAO sponsored ADR	5,300	$ 124,815
OAO Gazprom sponsored ADR	3,800	83,030
OAO NOVATEK GDR	1,300	124,345
OAO Raspadskaya (a)	2,100	12,228
OAO Tatneft sponsored ADR	2,400	75,720
OJSC MMC Norilsk Nickel sponsored ADR	4,484	83,627
OJSC Oil Company Rosneft GDR (Reg. S)	16,800	117,096
Polymetal JSC GDR (Reg. S) (a)	3,900	61,620
Protek (a)	705	1,280
RusHydro JSC sponsored ADR (a)	10,400	53,820
Sberbank (Savings Bank of the Russian Federation)	34,200	112,391
Sberbank (Savings Bank of the Russian Federation) GDR	150	56,354
Severstal JSC (a)	1,200	16,377
Sistema JSFC sponsored GDR	2,200	56,760
TGK-1 OAO (a)	17,098,600	11,866
TOTAL RUSSIA		1,110,263
Singapore - 1.3%
Allgreen Properties Ltd.	21,000	19,308
City Developments Ltd.	8,000	78,622
DBS Group Holdings Ltd.	5,226	56,124
Keppel Corp. Ltd.	5,000	38,554
Keppel Land Ltd.	3,000	10,268
Singapore Exchange Ltd.	29,700	201,932
Straits Asia Resources Ltd.	23,000	40,694
United Overseas Bank Ltd.	18,943	272,810
Wing Tai Holdings Ltd.	57,000	77,069
Yanlord Land Group Ltd.	91,000	120,930
TOTAL SINGAPORE		916,311
South Africa - 2.3%
African Bank Investments Ltd.	13,600	69,776
African Rainbow Minerals Ltd.	11,850	302,312
AngloGold Ashanti Ltd.	1,600	75,040
AngloGold Ashanti Ltd. sponsored ADR	900	42,399
Aspen Pharmacare Holdings Ltd.	3,700	49,386
Clicks Group Ltd.	33,784	220,402
Foschini Ltd.	4,920	59,721
Impala Platinum Holdings Ltd.	1,700	48,051
Imperial Holdings Ltd.	120	1,957
JSE Ltd.	10,100	113,904
Mr Price Group Ltd.	27,800	252,639
Common Stocks - continued
	Shares	Value
South Africa - continued
Mvelaphanda Resources Ltd. (a)	8,322	$ 54,410
Shoprite Holdings Ltd.	4,600	65,023
Standard Bank Group Ltd.	7,537	111,144
Wilson Bayly Holmes-Ovcon Ltd.	1,000	19,326
Woolworths Holdings Ltd.	16,241	63,642
TOTAL SOUTH AFRICA		1,549,132
Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	30,294	398,366
Banco Santander SA	12,015	154,180
Banco Santander SA sponsored ADR	28,700	367,647
Gestevision Telecinco SA	2,300	29,334
Grifols SA	446	7,221
Iberdrola SA	41,442	349,447
Inditex SA	2,780	232,133
Prosegur Compania de Seguridad SA (Reg.)	2,951	176,812
Red Electrica Corporacion SA	1,300	65,292
Telefonica SA sponsored ADR	5,040	408,946
TOTAL SPAIN		2,189,378
Sweden - 0.7%
H&M Hennes & Mauritz AB (B Shares)	8,382	295,307
Intrum Justitia AB	1,200	16,523
Swedish Match Co.	3,900	108,975
Telefonaktiebolaget LM Ericsson (B Shares)	6,834	75,136
TOTAL SWEDEN		495,941
Switzerland - 6.4%
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,098	40,156
Credit Suisse Group sponsored ADR	3,160	131,140
Lonza Group AG	313	27,394
Nestle SA	21,540	1,179,467
Novartis AG sponsored ADR	8,400	486,780
Roche Holding AG (participation certificate)	7,328	1,075,731
Sonova Holding AG Class B	2,658	307,830
The Swatch Group AG:
(Bearer)	680	259,814
(Reg.)	189	13,133
Transocean Ltd. (a)	2,920	185,011
UBS AG (a)	4,073	69,169
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (NY Shares) (a)	6,900	$ 117,438
Zurich Financial Services AG	1,946	476,245
TOTAL SWITZERLAND		4,369,308
Taiwan - 1.4%
Advanced Semiconductor Engineering, Inc.	10,999	9,576
Advanced Semiconductor Engineering, Inc. sponsored ADR	9,899	43,853
Alpha Networks, Inc.	20,000	17,775
Asia Cement Corp.	49,440	50,967
AU Optronics Corp. (a)	45,000	44,920
Chroma ATE, Inc.	9,150	23,559
Farglory Land Development Co. Ltd.	8,000	19,866
Formosa Plastics Corp.	37,000	106,146
Fubon Financial Holding Co. Ltd.	59,846	73,329
Hon Hai Precision Industry Co. Ltd. (Foxconn)	18,858	71,476
HTC Corp.	6,300	142,241
Huaku Development Co. Ltd.	6,000	16,644
Macronix International Co. Ltd.	103,000	63,439
Pegatron Corp. (a)	21,000	28,441
Ruentex Development Co. Ltd.	6,000	9,959
Taishin Financial Holdings Co. Ltd.	153,180	67,068
Taiwan Cement Corp.	26,000	27,695
Taiwan Semiconductor Manufacturing Co. Ltd.	27,035	55,649
Unimicron Technology Corp.	7,000	11,916
Wistron Corp.	35,510	72,981
TOTAL TAIWAN		957,500
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	15,700	47,194
Banpu PCL:
unit	300	7,756
(For. Reg.)	2,000	51,703
BEC World PCL (For. Reg.)	20,800	23,100
Siam Commercial Bank PCL (For. Reg.)	53,300	182,473
Total Access Communication PCL (For. Reg.)	200	281
TOTAL THAILAND		312,507
Turkey - 1.4%
Albaraka Turk Katilim Bankasi AS	10,000	20,079
Anadolu Efes Biracilik ve Malt Sanayii AS	8,000	127,728
Asya Katilim Bankasi AS	30,000	77,390
Coca-Cola Icecek AS	10,400	133,417
Enka Insaat ve Sanayi AS	5,666	25,875
Common Stocks - continued
	Shares	Value
Turkey - continued
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	11,000	$ 16,719
Tofas Turk Otomobil Fabrikasi AS	8,511	47,175
Turk Hava Yollari AO	21,714	90,078
Turkiye Garanti Bankasi AS	61,700	378,554
Turkiye Halk Bankasi AS	7,000	70,766
TOTAL TURKEY		987,781
United Arab Emirates - 0.1%
DP World Ltd.	62,496	37,435
United Kingdom - 15.7%
Aberdeen Asset Management PLC	27,018	76,964
Aegis Group PLC	48,438	97,549
AMEC PLC	1,055	18,356
Anglo American PLC (United Kingdom)	12,031	560,531
AstraZeneca PLC sponsored ADR	1,900	95,874
Aviva PLC	17,072	108,860
Babcock International Group PLC	16,100	149,609
BAE Systems PLC	39,000	215,382
Barclays PLC	57,875	254,296
Bellway PLC	1,728	14,784
BG Group PLC	26,887	523,601
BHP Billiton PLC ADR	16,300	1,154,040
BP PLC sponsored ADR	13,100	534,873
British Airways PLC (a)	13,000	56,381
Britvic PLC	3,000	23,186
Centrica PLC	15,575	82,895
Cobham PLC	25,400	94,249
Dechra Pharmaceuticals PLC	1,300	11,039
Derwent London PLC	500	12,176
GlaxoSmithKline PLC sponsored ADR	8,500	331,840
Great Portland Estates PLC	3,972	21,987
H&T Group PLC	2,891	16,165
Hikma Pharmaceuticals PLC	3,478	43,798
HSBC Holdings PLC:
(United Kingdom)	25,682	267,256
sponsored ADR	9,251	482,070
Imperial Tobacco Group PLC	6,811	218,136
InterContinental Hotel Group PLC ADR	12,590	243,617
International Power PLC	9,989	66,784
Johnson Matthey PLC	6,192	189,879
Man Group PLC	9,279	38,771
Meggitt PLC	5,952	31,478
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Micro Focus International PLC	2,500	$ 15,293
Misys PLC (a)	11,200	50,495
Mothercare PLC	9,299	78,291
Persimmon PLC	1,737	9,490
Prudential PLC	16,571	167,579
Reckitt Benckiser Group PLC	4,738	265,001
Rio Tinto PLC	5,196	337,440
Rio Tinto PLC sponsored ADR	6,560	427,187
Rotork PLC	500	13,418
Royal Dutch Shell PLC Class A sponsored ADR	15,300	993,429
Serco Group PLC	27,871	274,173
Shaftesbury PLC	17,833	127,427
Spectris PLC	1,649	29,828
Spirax-Sarco Engineering PLC	1,404	40,692
Standard Chartered PLC:
rights 11/5/10 (a)	2,079	17,504
(United Kingdom)	16,639	481,313
Ted Baker PLC	2,175	21,431
Tesco PLC	54,583	373,281
Ultra Electronics Holdings PLC	800	23,853
Unite Group PLC (a)	25,402	84,651
Vedanta Resources PLC	4,000	132,978
Victrex PLC	4,318	89,312
Vodafone Group PLC sponsored ADR	19,400	533,694
Wolseley PLC (a)	3,963	105,589
Xstrata PLC	2,900	56,196
TOTAL UNITED KINGDOM		10,785,971
United States of America - 4.5%
Advanced Energy Industries, Inc. (a)	1,581	22,703
Allergan, Inc.	1,400	101,374
Autoliv, Inc.	3,750	267,375
Berkshire Hathaway, Inc. Class B (a)	1,550	123,318
CTC Media, Inc.	1,600	37,760
Cymer, Inc. (a)	2,350	86,833
Dril-Quip, Inc. (a)	230	15,893
eBay, Inc. (a)	2,000	59,620
Evercore Partners, Inc. Class A	380	11,537
Freeport-McMoRan Copper & Gold, Inc.	600	56,808
Google, Inc. Class A (a)	200	122,598
ION Geophysical Corp. (a)	16,371	80,054
JPMorgan Chase & Co.	2,663	100,209
Common Stocks - continued
	Shares	Value
United States of America - continued
Juniper Networks, Inc. (a)	13,740	$ 445,039
Kansas City Southern (a)	680	29,798
Lam Research Corp. (a)	197	9,021
Martin Marietta Materials, Inc.	880	70,822
Mead Johnson Nutrition Co. Class A	3,400	199,988
Mohawk Industries, Inc. (a)	2,670	153,098
Oceaneering International, Inc. (a)	140	8,662
Philip Morris International, Inc.	2,300	134,550
PriceSmart, Inc.	1,800	52,794
ResMed, Inc. (a)	5,360	170,823
Solera Holdings, Inc.	200	9,610
Solutia, Inc. (a)	484	8,765
Union Pacific Corp.	2,300	201,664
Visa, Inc. Class A	6,594	515,453
TOTAL UNITED STATES OF AMERICA		3,096,169
TOTAL COMMON STOCKS (Cost $63,165,472)		66,515,229
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.1%
Volkswagen AG	200	30,055
Italy - 0.3%
Fiat SpA (Risparmio Shares)	7,800	91,656
Telecom Italia SpA (Risparmio Shares)	104,200	127,820
TOTAL ITALY		219,476
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $240,073)		249,531
Investment Companies - 0.5%

United States of America - 0.5%
iShares MSCI ACWI ex US Index ETF (Cost $347,161)	8,000	342,000
Money Market Funds - 0.5%

Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c) (Cost $355,537)	355,537	355,537
Cash Equivalents - 1.6%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $1,074,000)	$ 1,074,019	$ 1,074,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $65,182,243)		68,536,297
NET OTHER ASSETS (LIABILITIES) - 0.1%		100,928
NET ASSETS - 100%		$ 68,637,225
Security Type Abbreviations
ETF	-	Exchange-Traded Funds
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,200 or 0.0% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$1,074,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 178,969
Barclays Capital, Inc.	268,288
Credit Agricole Securities (USA), Inc.	46,262
Credit Suisse Securities (USA) LLC	49,440
Deutsche Bank Securities, Inc.	82,975
HSBC Securities (USA), Inc.	82,975
J.P. Morgan Securities, Inc.	221,267
Mizuho Securities USA, Inc.	55,317
Societe Generale, New York Branch	55,317
UBS Securities LLC	27,658
Wells Fargo Securities LLC	5,532
$ 1,074,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 17,945
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 10,785,971	$ 9,650,540	$ 1,135,431	$ -
Japan	7,567,206	2,787,776	4,779,430	-
Switzerland	4,369,308	4,300,139	69,169	-
France	3,682,649	3,661,425	21,224	-
Brazil	3,117,573	3,117,573	-	-
United States of America	3,096,169	3,096,169	-	-
Germany	3,013,129	3,013,129	-	-
Spain	2,189,378	2,035,198	154,180	-
Australia	2,105,847	2,105,847	-	-
Other	26,837,530	25,140,942	1,696,588	-
Investment Companies	342,000	342,000	-	-
Money Market Funds	355,537	355,537	-	-
Cash Equivalents	1,074,000	-	1,074,000	-
Total Investments in Securities:	$ 68,536,297	$ 59,606,275	$ 8,930,022	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 369
Total Realized Gain (Loss)	(25,822)
Total Unrealized Gain (Loss)	25,854
Cost of Purchases	-
Proceeds of Sales	(401)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $24,325,764 of which $8,618,800 and $15,706,964 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $337,322 and repurchase agreements of $1,074,000) - See accompanying schedule: Unaffiliated issuers (cost $64,826,706)	$ 68,180,760
Fidelity Central Funds (cost $355,537)	355,537
Total Investments (cost $65,182,243)		$ 68,536,297
Cash		2,825
Foreign currency held at value (cost $238,396)		238,365
Receivable for investments sold		225,351
Receivable for fund shares sold		93,567
Dividends receivable		171,941
Distributions receivable from Fidelity Central Funds		52
Receivable from investment adviser for expense reductions		65,182
Other receivables		3,697
Total assets		69,337,277

Liabilities
Payable for investments purchased	$ 107,723
Payable for fund shares redeemed	67,777
Accrued management fee	38,219
Distribution and service plan fees payable	2,988
Other affiliated payables	18,211
Other payables and accrued expenses	109,597
Collateral on securities loaned, at value	355,537
Total liabilities		700,052

Net Assets		$ 68,637,225
Net Assets consist of:
Paid in capital		$ 89,611,259
Undistributed net investment income		724,017
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,059,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,361,702
Net Assets		$ 68,637,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,029,222 ÷ 683,520 shares)	$ 7.36

Maximum offering price per share (100/94.25 of $7.36)	$ 7.81
Class T: Net Asset Value and redemption price per share ($1,003,572 ÷ 135,346 shares)	$ 7.41

Maximum offering price per share (100/96.50 of $7.41)	$ 7.68
Class B: Net Asset Value and offering price per share ($327,327 ÷ 44,417 shares)A	$ 7.37

Class C: Net Asset Value and offering price per share ($1,422,646 ÷ 193,344 shares)A	$ 7.36

Total International Equity: Net Asset Value, offering price and redemption price per share ($60,826,332 ÷ 8,257,843 shares)	$ 7.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($28,126 ÷ 3,827 shares)	$ 7.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 1,628,770
Interest		1,411
Income from Fidelity Central Funds		17,945
Income before foreign taxes withheld		1,648,126
Less foreign taxes withheld		(137,196)
Total income		1,510,930

Expenses
Management fee Basic fee	$ 407,616
Performance adjustment	(31,057)
Transfer agent fees	168,397
Distribution and service plan fees	32,016
Accounting and security lending fees	29,939
Custodian fees and expenses	283,045
Independent trustees' compensation	315
Registration fees	81,296
Audit	89,169
Legal	347
Miscellaneous	625
Total expenses before reductions	1,061,708
Expense reductions	(324,723)	736,985
Net investment income (loss)		773,945
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,923,248
Foreign currency transactions	(17,111)
Total net realized gain (loss)		1,906,137
Change in net unrealized appreciation (depreciation) on: Investment securities	5,446,085
Assets and liabilities in foreign currencies	1,641
Total change in net unrealized appreciation (depreciation)		5,447,726
Net gain (loss)		7,353,863
Net increase (decrease) in net assets resulting from operations		$ 8,127,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 773,945	$ 445,721
Net realized gain (loss)	1,906,137	(15,995,813)
Change in net unrealized appreciation (depreciation)	5,447,726	25,959,338
Net increase (decrease) in net assets resulting from operations	8,127,808	10,409,246
Distributions to shareholders from net investment income	(411,223)	(859,670)
Distributions to shareholders from net realized gain	(169,935)	-
Total distributions	(581,158)	(859,670)
Share transactions - net increase (decrease)	18,410,630	(6,640,043)
Redemption fees	6,300	1,869
Total increase (decrease) in net assets	25,963,580	2,911,402

Net Assets
Beginning of period	42,673,645	39,762,243
End of period (including undistributed net investment income of $724,017 and undistributed net investment income of $385,749, respectively)	$ 68,637,225	$ 42,673,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.06	.11
Net realized and unrealized gain (loss)	.95	1.55	(5.21)
Total from investment operations	1.03	1.61	(5.10)
Distributions from net investment income	(.04)	(.11)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.07)	(.11)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.36	$ 6.40	$ 4.90
Total Return A, B	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%
Expenses net of all reductions	1.47%	1.47%	1.48%
Net investment income (loss)	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.04	.09
Net realized and unrealized gain (loss)	.95	1.57	(5.21)
Total from investment operations	1.01	1.61	(5.12)
Distributions from net investment income	-	(.09)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.41	$ 6.40	$ 4.88
Total Return A, B	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.72%	1.73%
Net investment income (loss)	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.03	.02	.05
Net realized and unrealized gain (loss)	.95	1.56	(5.19)
Total from investment operations	.98	1.58	(5.14)
Distributions from net investment income	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.37	$ 6.39	$ 4.86
Total Return A, B	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.22%	2.24%
Net investment income (loss)	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.03	.02	.05
Net realized and unrealized gain (loss)	.94	1.56	(5.19)
Total from investment operations	.97	1.58	(5.14)
Distributions from net investment income	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.36	$ 6.39	$ 4.86
Total Return A, B	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.22%	2.23%
Net investment income (loss)	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09	.07	.13
Net realized and unrealized gain (loss)	.96	1.55	(5.21)
Total from investment operations	1.05	1.62	(5.08)
Distributions from net investment income	(.06)	(.12)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-
Net asset value, end of period	$ 7.37	$ 6.41	$ 4.91
Total Return A	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.22%	1.22%	1.23%
Net investment income (loss)	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.13
Net realized and unrealized gain (loss)	.95	1.55	(5.21)
Total from investment operations	1.05	1.62	(5.08)
Distributions from net investment income	(.08)	(.12)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-
Net asset value, end of period	$ 7.35	$ 6.41	$ 4.91
Total Return A	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.22%	1.23%
Net investment income (loss)	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	67%	98%	91%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,591,290
Gross unrealized depreciation	(6,168,619)
Net unrealized appreciation (depreciation)	$ 2,422,671

Tax Cost	$ 66,113,626

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 921,411
Capital loss carryforward	$ (24,325,764)
Net unrealized appreciation (depreciation)	$ 2,430,319

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 581,158	$ 859,670

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $54,337,237 and $37,096,392, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,450	$ -
Class T	.25%	.25%	4,688	238
Class B	.75%	.25%	3,367	2,686
Class C	.75%	.25%	13,511	6,154
			$ 32,016	$ 9,078

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,966
Class T	2,078
Class B*	920
Class C*	13
$ 5,977

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,393.27
Class T	3,002.32
Class B	954.28
Class C	4,057.30
Total International Equity	148,596.29
Institutional Class	395.23
	$ 168,397

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $437 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $219 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

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Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,945. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 22,035
Class T	1.75%	5,266
Class B	2.25%	1,870
Class C	2.25%	7,481
Total International Equity	1.25%	272,664
Institutional Class	1.25%	962
		$ 310,278

Effective November 1, 2010 the expense limitation will be changed to 1.45%, 1.70%, 2.20%, 2.20%, 1.20% and 1.20% for Class A, T, B, C, Total International Equity and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $14,445 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 26,391	$ 131,963
Class T	-	45,379
Class B	-	24,856
Class C	-	30,949
Total International Equity	382,451	560,888
Institutional Class	2,381	65,635
Total	$ 411,223	$ 859,670
From net realized gain
Class A	$ 14,995	$ -
Total International Equity	154,214	-
Institutional Class	726	-
Total	$ 169,935	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	443,125	372,557	$ 2,924,922	$ 1,887,197
Reinvestment of distributions	5,568	30,531	37,804	130,977
Shares redeemed	(347,260)	(1,035,215)	(2,296,503)	(5,265,367)
Net increase (decrease)	101,433	(632,127)	$ 666,223	$ (3,247,193)
Class T
Shares sold	121,719	59,609	$ 807,663	$ 314,219
Reinvestment of distributions	-	10,553	-	45,379
Shares redeemed	(224,749)	(357,387)	(1,531,457)	(2,032,994)
Net increase (decrease)	(103,030)	(287,225)	$ (723,794)	$ (1,673,396)
Class B
Shares sold	30,066	19,155	$ 198,826	$ 103,145
Reinvestment of distributions	-	5,760	-	24,827
Shares redeemed	(194,792)	(331,368)	(1,332,260)	(1,871,062)
Net increase (decrease)	(164,726)	(306,453)	$ (1,133,434)	$ (1,743,090)

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class C
Shares sold	86,496	111,127	$ 580,588	$ 616,982
Reinvestment of distributions	-	7,163	-	30,872
Shares redeemed	(161,545)	(423,400)	(1,102,805)	(2,395,281)
Net increase (decrease)	(75,049)	(305,110)	$ (522,217)	$ (1,747,427)
Total International Equity
Shares sold	6,833,012	2,869,211	$ 45,955,028	$ 16,097,831
Reinvestment of distributions	74,043	124,381	502,009	533,594
Shares redeemed	(3,806,841)	(2,570,692)	(24,965,317)	(12,899,110)
Net increase (decrease)	3,100,214	422,900	$ 21,491,720	$ 3,732,315
Institutional Class
Shares sold	377	5,817	$ 2,481	$ 30,049
Reinvestment of distributions	460	15,268	3,106	65,500
Shares redeemed	(201,123)	(373,992)	(1,373,455)	(2,056,801)
Net increase (decrease)	(200,286)	(352,907)	$ (1,367,868)	$ (1,961,252)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

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Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/10	12/03/10	$0.066	$0.023
Class T	12/06/10	12/03/10	$0.047	$0.023
Class B	12/06/10	12/03/10	$0.015	$0.023
Class C	12/06/10	12/03/10	$0.011	$0.023

Class A designates 100%, Class T designates 0%, Class B designates 0%, and Class C designates 0% of the dividends distributed in December 2009, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/2009	$0.061	$0.0119
Class T	12/07/2009	$0.00	$0.00
Class B	12/07/2009	$0.00	$0.00
Class C	12/07/2009	$0.00	$0.00

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of the retail class and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the period shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and the retail class ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIE-UANN-1210
1.853363.102

(Fidelity Investment logo)(registered trademark)
Fidelity AdvisorSM
Total International Equity
Fund - Institutional Class

Annual Report

October 31, 2010

Institutional Class is
a class of Fidelity®
Total International Equity Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equities have staged a rally in the second half of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remain about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2010	Past 1 year	Life of fund A
Institutional Class	16.48%	-8.42%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Total International Equity Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks rode a wave of volatility similar to that of their U.S. counterparts during the 12 months ending October 31, 2010. Stocks gained modestly in the first half of the period, despite growing concerns about the European debt crisis. Sentiment turned decidedly negative in May and June, however, and the market suffered a precipitous decline. These losses were more than offset during the last four months of the period, when signs of economic growth and subsiding debt fears helped propel international stocks about 21%. For the full year, the MSCI® ACWI® (All Country World Index) ex USA Index gained 12.76%, boosted in part by a generally depreciating U.S. dollar. Within the index, Canada and emerging markets were standouts, returning 23% and 24%, respectively. Results in the latter group were led by strong-performing India, Mexico and South Africa, while China fell short of the MSCI benchmark due to cooling economic growth. The developed Asia ex Japan segment rose 16% for the period, lifted by solid results from Singapore and Hong Kong. Meanwhile, Europe rose just 9%, held back mainly by debt-riddled Spain and Italy, as well as lagging major constituent France. Japan returned only 5%, a result of that nation's continued weak economy.

Comments from Jed Weiss and George Stairs, Co-Portfolio Managers of Fidelity Advisor Total International Equity Fund: For the year, the fund's Institutional Class shares rose 16.48%, outpacing the MSCI ACWI ex USA index. Stock picking was most favorable in financials - especially among banks - and in the consumer discretionary group, with positive results also coming from information technology, consumer staples and energy. The only material detractor was telecommunication services. Geographically, the fund's allocation in emerging markets was the biggest positive. Specifically, stock picking was strong in Brazil, China and South Africa, while overweightings in Turkey and Indonesia also were helpful. Additionally, successful positioning in Japan contributed. In Europe, good security selection in the U.K., Belgium and Finland outweighed weakness in France and Switzerland, while elsewhere, the fund's stake in global U.S. companies proved beneficial. Top individual contributors included Danish health care company Novo Nordisk, U.S.-listed and Sweden-based auto-safety equipment manufacturer Autoliv, Turkish bank Turkiye Garanti Bankasi, U.K.-based mining company Rio Tinto and South African retailer Mr Price Group. Autoliv and Mr Price Group were not in the index. In contrast, the biggest detractors were French insurance company AXA, Swiss drug maker Roche Holding and Spanish telecommunications provider Telefonica.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 to October 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 to October 31, 2010
Class A	1.50%**
Actual		$ 1,000.00	$ 1,088.80	$ 7.90**
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63**
Class T	1.75%**
Actual		$ 1,000.00	$ 1,086.50	$ 9.20**
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89**
Class B	2.25%**
Actual		$ 1,000.00	$ 1,085.40	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Class C	2.25%**
Actual		$ 1,000.00	$ 1,085.50	$ 11.83**
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42**
Total International Equity	1.25%**
Actual		$ 1,000.00	$ 1,090.20	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**
Institutional Class	1.25%**
Actual		$ 1,000.00	$ 1,090.50	$ 6.59**
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

** If changes to voluntary expense limitations, effective November 1, 2010, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.45%
Actual		$ 7.63
HypotheticalA		$ 7.38
Class T	1.70%
Actual		$ 8.94
HypotheticalA		$ 8.64
Class B	2.20%
Actual		$ 11.57
HypotheticalA		$ 11.17
Class C	2.20%
Actual		$ 11.57
HypotheticalA		$ 11.17
Total International Equity	1.20%
Actual		$ 6.32
HypotheticalA		$ 6.11
Institutional Class	1.20%
Actual		$ 6.32
HypotheticalA		$ 6.11

A 5% return per year before expenses

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2010
United Kingdom 15.7%
Japan 11.0%
United States of America 7.2%
Switzerland 6.4%
France 5.4%
Brazil 4.5%
Germany 4.4%
Spain 3.2%
Australia 3.1%
Other 39.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2010
United Kingdom 15.8%
Japan 12.4%
Switzerland 7.1%
United States of America 6.2%
France 5.4%
Brazil 4.5%
Germany 4.2%
Australia 3.0%
Canada 3.0%
Other 38.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.8	98.0
Short-Term Investments and Net Other Assets	2.2	2.0
Top Ten Stocks as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.7	1.5
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.7	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.5	1.5
Rio Tinto PLC (United Kingdom, Metals & Mining)	1.1	1.3
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.0
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.1	1.0
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	0.9	0.8
Anglo American PLC (United Kingdom) (United Kingdom, Metals & Mining)	0.8	0.8
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	0.8	0.8
	12.3
Market Sectors as of October 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	25.3
Materials	12.3	12.4
Consumer Discretionary	11.6	11.7
Industrials	10.0	9.2
Consumer Staples	8.9	9.0
Energy	8.8	8.5
Information Technology	7.0	7.1
Health Care	6.3	7.0
Telecommunication Services	4.1	4.5
Utilities	2.7	3.1

Annual Report

Investments October 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Argentina - 0.1%
Banco Macro SA sponsored ADR	1,200	$ 59,820
Australia - 3.1%
Commonwealth Bank of Australia	1,288	61,701
CSL Ltd.	9,386	301,872
Leighton Holdings Ltd.	7,429	267,096
Macquarie Group Ltd.	7,610	269,876
MAp Group unit	26,561	79,362
Newcrest Mining Ltd.	633	24,780
Newcrest Mining Ltd. sponsored ADR	5,384	212,130
OZ Minerals Ltd.	108,330	166,086
Wesfarmers Ltd.	2,954	95,903
Westfield Group unit	18,847	228,578
Woolworths Ltd.	9,477	263,205
Worleyparsons Ltd.	6,016	135,258
TOTAL AUSTRALIA		2,105,847
Austria - 0.3%
Andritz AG	1,840	140,917
Erste Bank AG	700	31,587
TOTAL AUSTRIA		172,504
Bahamas (Nassau) - 0.0%
Petrominerales Ltd.	700	17,934
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	40,466	169,797
Bailiwick of Jersey - 1.0%
Heritage Oil PLC	3,830	21,139
Informa PLC	31,795	222,100
Randgold Resources Ltd. sponsored ADR	2,080	195,354
United Business Media Ltd.	15,200	160,241
West China Cement Ltd. (a)	36,000	13,933
WPP PLC	7,668	89,098
TOTAL BAILIWICK OF JERSEY		701,865
Belgium - 1.4%
Anheuser-Busch InBev SA NV	12,136	760,490
Gimv NV	350	19,349
Umicore SA	4,521	212,753
TOTAL BELGIUM		992,592
Common Stocks - continued
	Shares	Value
Bermuda - 1.4%
Aquarius Platinum Ltd.:
(Australia)	10,047	$ 57,776
(United Kingdom)	3,600	20,781
China Yurun Food Group Ltd.	13,000	50,566
CNPC (Hong Kong) Ltd.	38,000	48,338
Credicorp Ltd. (NY Shares)	200	25,176
Great Eagle Holdings Ltd.	7,000	20,951
Jinhui Shipping & Transportation Ltd. (a)	1,197	4,760
Lazard Ltd. Class A	2,800	103,320
Orient Overseas International Ltd.	7,000	61,364
Seadrill Ltd. (d)	12,000	363,320
Sinofert Holdings Ltd. (a)	38,000	20,100
Texwinca Holdings Ltd.	16,000	17,463
Trinity Ltd.	78,000	77,987
VimpelCom Ltd. ADR (a)	4,300	65,919
TOTAL BERMUDA		937,821
Brazil - 4.5%
AES Tiete SA (PN) (non-vtg.)	1,700	23,433
Banco ABC Brasil SA	14,100	138,911
Banco Bradesco SA (PN) sponsored ADR	10,500	218,400
Banco do Brasil SA	12,611	245,370
Banco do Estado do Rio Grande do Sul SA	1,200	13,184
Banco Santander (Brasil) SA ADR	6,800	97,920
BM&F Bovespa SA	19,700	165,016
BR Malls Participacoes SA	8,800	84,058
Brascan Residential Properties SA	2,000	10,886
Braskem SA Class A sponsored ADR	11,730	244,571
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	600	83,544
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	5,700	96,216
Confab Industrial SA (PN) (non-vtg.)	2,000	7,230
Cyrela Brazil Realty SA	5,300	73,213
Drogasil SA	800	20,235
Eletropaulo Metropolitana SA (PN-B)	900	15,712
Estacio Participacoes SA	900	13,443
Even Construtora e Incorporadora SA	1,500	8,535
Fibria Celulose SA sponsored ADR (a)	3,157	56,700
Fleury SA	900	11,639
Gafisa SA sponsored ADR	3,930	65,985
Iguatemi Empresa de Shopping Centers SA	2,800	65,342
Itau Unibanco Banco Multiplo SA ADR	6,927	170,127
Common Stocks - continued
	Shares	Value
Brazil - continued
Light SA	1,700	$ 21,405
Localiza Rent A Car SA	2,800	46,332
Lojas Renner SA	1,600	63,202
Multiplan Empreendimentos Imobiliarios SA	3,400	77,945
Natura Cosmeticos SA	1,800	51,528
Odontoprev SA	1,200	17,635
OGX Petroleo e Gas Participacoes SA (a)	9,500	124,641
PDG Realty SA Empreendimentos e Participacoes	4,900	61,264
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	4,500	153,540
(PN) sponsored ADR (non-vtg.)	4,700	146,593
TIM Participacoes SA sponsored ADR (non-vtg.)	1,400	45,164
Vale SA (PN-A) sponsored ADR	8,000	229,840
Vivo Participacoes SA sponsored ADR	4,700	134,608
Weg SA	1,100	14,206
TOTAL BRAZIL		3,117,573
Canada - 2.5%
Agnico-Eagle Mines Ltd. (Canada)	2,090	162,093
Eldorado Gold Corp.	3,900	66,039
Fairfax Financial Holdings Ltd. (sub. vtg.)	165	67,493
First Quantum Minerals Ltd.	800	70,054
Goldcorp, Inc.	1,400	62,512
Niko Resources Ltd.	2,660	253,768
Open Text Corp. (a)	3,900	172,535
Pacific Rubiales Energy Corp. (a)	400	12,750
Pan American Silver Corp.	3,500	111,720
Petrobank Energy & Resources Ltd. (a)	6,400	254,707
Power Corp. of Canada (sub. vtg.)	2,900	80,924
Quadra FNX Mining Ltd. (a)	600	8,471
Sherritt International Corp.	1,600	12,440
Suncor Energy, Inc.	3,500	112,148
Toronto-Dominion Bank	3,500	252,059
Uranium One, Inc. (a)	9,500	38,842
TOTAL CANADA		1,738,555
Cayman Islands - 1.2%
3SBio, Inc. sponsored ADR (a)	1,200	18,060
Alibaba.com Ltd. (a)	32,500	63,480
China High Speed Transmission Equipment Group Co. Ltd.	26,000	53,132
China Lilang Ltd.	51,000	79,745
China Shanshui Cement Group Ltd.	49,000	34,895
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Daphne International Holdings Ltd.	36,000	$ 40,221
Eurasia Drilling Co. Ltd.:
GDR (e)	400	10,200
GDR (Reg. S)	2,400	61,200
Geely Automobile Holdings Ltd.	65,000	36,646
Hengdeli Holdings Ltd.	206,000	114,278
Hidili Industry International Development Ltd.	33,000	35,166
International Mining Machinery Holdings Ltd.	26,000	22,642
Kingboard Chemical Holdings Ltd.	11,000	53,501
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	600	344
Shenguan Holdings Group Ltd.	10,000	13,030
Trina Solar Ltd. ADR (a)	800	21,408
Vantage Drilling Co. (a)	5,500	9,460
Wynn Macau Ltd.	64,000	141,520
TOTAL CAYMAN ISLANDS		808,928
Chile - 0.2%
Banco Santander Chile sponsored ADR	1,400	129,696
China - 2.1%
Anhui Expressway Co. Ltd. (H Shares)	16,000	12,179
Baidu.com, Inc. sponsored ADR (a)	1,800	198,018
China Communications Services Corp. Ltd. (H Shares)	36,000	20,993
China Construction Bank Corp. (H Shares)	155,000	147,776
China Hongxing Sports Ltd.	33,000	4,462
China Merchants Bank Co. Ltd. (H Shares)	84,383	239,500
China Minsheng Banking Corp. Ltd. (H Shares)	31,500	29,300
China Suntien Green Energy Corp. Ltd. (H Shares)	2,000	673
Digital China Holdings Ltd. (H Shares)	9,000	16,255
Golden Eagle Retail Group Ltd. (H Shares)	21,000	55,810
Harbin Power Equipment Co. Ltd. (H Shares)	28,000	37,713
Industrial & Commercial Bank of China Ltd. (H Shares)	411,000	330,868
Minth Group Ltd.	24,000	44,896
Nine Dragons Paper (Holdings) Ltd.	37,000	59,668
Ping An Insurance Group Co. China Ltd. (H Shares)	12,000	129,192
Weichai Power Co. Ltd. (H Shares)	2,000	26,267
Yantai Changyu Pioneer Wine Co. (B Shares)	4,890	63,024
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,000	6,218
TOTAL CHINA		1,422,812
Colombia - 0.1%
Ecopetrol SA ADR	1,400	66,836
Common Stocks - continued
	Shares	Value
Cyprus - 0.0%
AFI Development PLC GDR (Reg. S)	3,600	$ 4,248
Czech Republic - 0.1%
Komercni Banka AS	300	68,070
Denmark - 1.3%
Novo Nordisk AS:
Series B	948	99,523
Series B sponsored ADR	4,800	503,040
Vestas Wind Systems AS (a)	4,295	137,046
William Demant Holding AS (a)	2,010	150,663
TOTAL DENMARK		890,272
Egypt - 0.1%
Commercial International Bank Ltd. sponsored GDR	12,800	97,920
Finland - 0.9%
Metso Corp.	3,600	170,664
Nokian Tyres PLC	6,502	225,275
Outotec OYJ	4,300	200,678
TOTAL FINLAND		596,617
France - 5.4%
Alstom SA	3,947	199,142
Atos Origin SA (a)	1,272	58,806
Audika SA	1,000	24,420
AXA SA sponsored ADR	28,100	512,263
BNP Paribas SA	4,051	296,212
Christian Dior SA	700	101,249
Compagnie de St. Gobain	3,807	177,776
Credit Agricole SA	9,000	147,459
Danone	4,280	270,822
Laurent-Perrier Group	209	23,553
PPR SA	1,000	163,913
Remy Cointreau SA	1,952	137,055
Safran SA	7,114	225,494
Saft Groupe SA	629	24,025
Sanofi-Aventis sponsored ADR	6,400	224,704
Schneider Electric SA	957	135,825
Societe Generale Series A	6,910	413,682
Total SA	390	21,224
Total SA sponsored ADR	4,900	266,952
Unibail-Rodamco	1,121	233,504
Common Stocks - continued
	Shares	Value
France - continued
Vetoquinol SA	200	$ 8,477
Virbac SA	100	16,092
TOTAL FRANCE		3,682,649
Georgia - 0.0%
Bank of Georgia unit (a)	1,100	18,139
Germany - 4.3%
Allianz AG sponsored ADR	7,300	91,469
alstria office REIT-AG	600	8,357
BASF AG	2,472	179,826
Bayerische Motoren Werke AG (BMW)	2,642	189,362
Bilfinger Berger Se	348	25,339
Colonia Real Estate AG (a)	2,981	19,562
CTS Eventim AG	431	24,324
Daimler AG (United States) (a)	4,700	310,200
Deutsche Boerse AG	1,650	116,080
E.ON AG	12,545	392,754
Fielmann AG	209	21,098
HeidelbergCement AG	3,700	193,501
Linde AG	2,496	359,288
MAN SE	1,266	139,164
Metro AG	1,600	112,117
Munich Re Group	1,402	219,174
Siemens AG sponsored ADR	4,200	480,102
Software AG (Bearer)	193	27,043
Volkswagen AG	566	74,314
TOTAL GERMANY		2,983,074
Greece - 0.1%
Hellenic Telecommunications Organization SA	3,227	25,770
Public Power Corp. of Greece	3,202	53,688
Terna Energy SA	3,249	13,969
TOTAL GREECE		93,427
Hong Kong - 2.8%
China Mobile (Hong Kong) Ltd.	18,000	183,822
China Resources Power Holdings Co. Ltd.	60,000	115,491
Chow Sang Sang Holdings International Ltd.	4,000	10,527
CNOOC Ltd.	142,000	296,456
CNOOC Ltd. sponsored ADR	260	54,319
Hang Lung Group Ltd.	8,000	53,101
Hong Kong Exchanges and Clearing Ltd.	14,500	319,136
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hutchison Whampoa Ltd.	5,000	$ 49,282
I.T Ltd.	12,000	10,125
Shanghai Industrial Holdings Ltd.	14,000	64,480
Swire Pacific Ltd. (A Shares)	18,500	262,538
Techtronic Industries Co. Ltd.	112,500	113,933
Wharf Holdings Ltd.	56,000	367,734
TOTAL HONG KONG		1,900,944
Hungary - 0.0%
Egis Rt.	125	14,685
India - 1.8%
Bank of Baroda	8,655	205,352
Bharat Heavy Electricals Ltd.	1,225	67,587
Housing Development Finance Corp. Ltd.	6,972	108,170
Idea Cellular Ltd. (a)	13,905	21,159
Indian Oil Corp. Ltd.	1,798	16,958
Indian Overseas Bank	3,526	12,712
Infosys Technologies Ltd. sponsored ADR	1,900	128,136
Infotech Enterprises Ltd.	1,602	5,913
Infrastructure Development Finance Co. Ltd.	14,735	66,503
Jain Irrigation Systems Ltd.	9,935	52,000
JSW Steel Ltd.	2,520	76,294
Jyothy Laboratories Ltd.	2,850	17,746
LIC Housing Finance Ltd.	393	11,886
Punjab National Bank	150	4,886
Radico Khaitan Ltd.	1,989	8,023
Reliance Industries Ltd.	6,015	148,764
Rural Electrification Corp. Ltd.	7,306	61,093
Shriram Transport Finance Co. Ltd.	1,315	26,149
Tata Consultancy Services Ltd.	4,255	101,074
Tata Steel Ltd.	1,184	15,744
Ultratech Cement Ltd.	1,753	43,500
Unitech Ltd.	4,394	8,605
TOTAL INDIA		1,208,254
Indonesia - 1.4%
Indofood Sukses Makmur Tbk PT (a)	17,500	11,161
PT Astra International Tbk	14,500	92,475
PT Bank Mandiri (Persero) Tbk	32,000	25,063
PT Bank Negara Indonesia (Persero) Tbk	132,000	57,600
PT Bank Rakyat Indonesia Tbk	187,000	238,523
PT Bank Tabungan Negara Tbk	79,000	17,590
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bumi Serpong Damai Tbk	106,500	$ 10,010
PT Ciputra Development Tbk (a)	245,500	11,537
PT Delta Dunia Petroindo Tbk (a)	154,000	18,437
PT Gudang Garam Tbk	12,000	64,045
PT Indo Tambangraya Megah Tbk	7,000	35,401
PT Indocement Tunggal Prakarsa Tbk	36,000	73,712
PT Indofood Sukses Makmur Tbk	123,500	71,854
PT Kalbe Farma Tbk	67,500	20,203
PT Perusahaan Gas Negara Tbk Series B	102,000	46,221
PT Semen Gresik (Persero) Tbk	67,500	74,014
PT Tambang Batubbara Bukit Asam Tbk	6,000	13,192
PT Tower Bersama Infrastructure Tbk	101,000	28,817
PT XL Axiata Tbk (a)	75,500	48,573
TOTAL INDONESIA		958,428
Ireland - 0.5%
CRH PLC sponsored ADR	12,904	228,014
James Hardie Industries NV sponsored ADR (a)	4,465	118,680
TOTAL IRELAND		346,694
Israel - 0.2%
Azrieli Group	582	15,002
Ituran Location & Control Ltd.	492	7,651
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,500	129,750
TOTAL ISRAEL		152,403
Italy - 1.7%
Azimut Holdings SpA	18,707	190,799
ENI SpA	3,000	67,535
Fiat SpA	14,000	236,880
Interpump Group SpA (a)	4,425	28,862
Intesa Sanpaolo SpA	99,944	351,492
Saipem SpA	2,714	120,580
UniCredit SpA	60,101	156,634
TOTAL ITALY		1,152,782
Japan - 11.0%
ABC-Mart, Inc.	2,100	71,427
Aisin Seiki Co. Ltd.	4,400	138,173
Aozora Bank Ltd.	10,000	16,776
Asahi Co. Ltd.	500	7,394
Autobacs Seven Co. Ltd.	3,900	146,123
Credit Saison Co. Ltd.	2,700	38,296
Common Stocks - continued
	Shares	Value
Japan - continued
Daikoku Denki Co. Ltd.	1,200	$ 13,570
Daikokutenbussan Co. Ltd.	800	28,035
Denso Corp.	13,800	429,154
East Japan Railway Co.	2,700	166,735
Fanuc Ltd.	2,300	332,970
Fast Retailing Co. Ltd.	900	117,892
FCC Co. Ltd.	1,000	21,461
Fukuoka (REIT) Investment Fund	2	13,421
GCA Savvian Group Corp. (a)	14	13,275
Glory Ltd.	400	8,823
Goldcrest Co. Ltd.	410	8,850
Honda Motor Co. Ltd.	4,500	162,220
Japan Retail Fund Investment Corp.	103	160,893
Japan Steel Works Ltd.	15,000	143,116
Japan Tobacco, Inc.	14	43,494
JSR Corp.	4,300	74,436
Kamigumi Co. Ltd.	2,000	15,633
Keyence Corp.	810	200,814
Kobayashi Pharmaceutical Co. Ltd.	4,200	195,725
Konica Minolta Holdings, Inc.	8,500	82,135
Kyoto Kimono Yuzen Co. Ltd.	900	9,786
Meiko Network Japan Co. Ltd.	900	7,505
Miraca Holdings, Inc.	1,900	68,378
Miraial Co. Ltd.	300	7,356
Mitsubishi UFJ Financial Group, Inc.	83,900	389,380
Mitsui & Co. Ltd.	35,100	552,032
MS&AD Insurance Group Holdings, Inc.	4,190	100,379
Nabtesco Corp.	1,600	28,334
Nachi-Fujikoshi Corp.	7,000	20,964
Nagaileben Co. Ltd.	300	7,113
Nihon Parkerizing Co. Ltd.	1,000	13,135
Nippon Electric Glass Co. Ltd.	16,000	205,661
Nippon Seiki Co. Ltd.	2,000	20,256
Nippon Telegraph & Telephone Corp.	1,400	63,141
Nippon Thompson Co. Ltd.	20,000	138,685
Nitto Kohki Co. Ltd.	300	7,072
Obic Co. Ltd.	700	129,266
ORIX Corp.	2,420	220,738
Osaka Securities Exchange Co. Ltd.	32	161,054
OSG Corp.	1,400	14,632
Promise Co. Ltd.	8,950	37,482
Ricoh Co. Ltd.	5,000	69,943
Common Stocks - continued
	Shares	Value
Japan - continued
SAZABY, Inc.	400	$ 7,456
Seven & i Holdings Co., Ltd.	3,000	69,639
Shiseido Co. Ltd.	7,100	148,231
SHO-BOND Holdings Co. Ltd.	3,500	74,897
Shoei Co. Ltd.	600	5,436
SOFTBANK CORP.	2,400	77,076
Sumitomo Corp.	22,900	289,933
Sumitomo Metal Industries Ltd.	27,000	62,667
Sumitomo Mitsui Financial Group, Inc.	7,500	223,858
The Nippon Synthetic Chemical Industry Co. Ltd.	1,000	5,866
THK Co. Ltd.	700	13,466
Toho Holdings Co. Ltd.	1,200	16,806
Tokio Marine Holdings, Inc.	4,000	112,463
Tokyo Electron Ltd.	2,400	135,416
Tokyo Gas Co. Ltd.	66,000	310,523
Toyota Motor Corp.	10,800	382,539
Tsumura & Co.	600	18,462
Tsutsumi Jewelry Co. Ltd.	400	9,420
USS Co. Ltd.	4,100	318,951
West Japan Railway Co.	19	70,537
Xebio Co. Ltd.	400	7,854
Yamada Denki Co. Ltd.	1,400	90,990
Yamatake Corp.	600	14,607
Yamato Kogyo Co. Ltd.	6,900	176,980
TOTAL JAPAN		7,567,206
Kazakhstan - 0.1%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	1,900	32,680
Korea (South) - 2.7%
Busan Bank	1,850	23,032
CJ Corp.	645	45,486
Daegu Bank Co. Ltd.	1,700	22,299
Daelim Industrial Co.	450	36,656
Doosan Co. Ltd.	158	21,287
GS Holdings Corp.	640	33,579
Hanjin Heavy Industries & Consolidated Co. Ltd.	1,090	41,584
Honam Petrochemical Corp.	295	65,060
Hyundai Department Store Co. Ltd.	153	16,940
Hyundai Heavy Industries Co. Ltd.	267	87,021
Hyundai Mobis	495	123,255
Hyundai Motor Co.	1,177	177,937
Industrial Bank of Korea	5,500	78,991
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Kia Motors Corp.	2,440	$ 97,426
KT Corp.	1,220	48,100
LG Chemical Ltd.	150	46,287
Lumens Co. Ltd. (a)	1,889	16,799
NCsoft Corp.	296	65,149
NHN Corp. (a)	1,207	214,136
Samsung Electronics Co. Ltd.	519	343,846
Shinhan Financial Group Co. Ltd.	5,240	202,936
Shinhan Financial Group Co. Ltd. sponsored ADR	300	23,331
Tong Yang Securities, Inc.	2,260	22,811
Young Poong Precision Corp.	570	6,666
TOTAL KOREA (SOUTH)		1,860,614
Lebanon - 0.0%
BLOM Bank SAL GDR	500	4,600
Luxembourg - 0.5%
ArcelorMittal SA:
(Netherlands)	2,449	79,226
Class A unit	5,200	168,376
Evraz Group SA GDR (a)	1,900	57,608
GlobeOp Financial Services SA	2,300	11,248
Millicom International Cellular SA	500	47,300
TOTAL LUXEMBOURG		363,758
Malaysia - 0.1%
AirAsia Bhd (a)	20,300	16,117
Axiata Group Bhd (a)	35,000	50,514
RHB Capital BHD	5,200	13,422
Top Glove Corp. Bhd	11,500	20,331
TOTAL MALAYSIA		100,384
Mexico - 0.9%
America Movil SAB de CV Series L sponsored ADR	4,300	246,218
Banco Compartamos SA de CV	6,300	44,629
Genomma Lab Internacional SA de CV (a)	7,000	15,207
Wal-Mart de Mexico SA de CV Series V	106,200	290,469
TOTAL MEXICO		596,523
Netherlands - 2.5%
Aalberts Industries NV	1,500	27,394
ASM International NV unit (a)	6,035	154,194
ASML Holding NV	6,500	215,735
Common Stocks - continued
	Shares	Value
Netherlands - continued
Gemalto NV	3,301	$ 150,289
Heijmans NV unit (a)	710	13,386
ING Groep NV:
(Certificaten Van Aandelen) unit (a)	19,510	208,679
sponsored ADR (a)	25,300	272,734
Koninklijke Ahold NV	6,433	88,885
Koninklijke KPN NV	19,438	324,564
QIAGEN NV (a)	6,800	127,908
Randstad Holdings NV (a)	2,303	109,594
TOTAL NETHERLANDS		1,693,362
Nigeria - 0.1%
Guaranty Trust Bank PLC GDR (Reg. S)	5,825	42,290
Norway - 0.4%
Aker Solutions ASA	12,453	189,580
Det Norske Oljeselskap ASA (DNO) (A Shares) (a)	7,400	11,619
DnB NOR ASA	4,300	59,004
Sevan Marine ASA (a)	10,000	13,474
TOTAL NORWAY		273,677
Papua New Guinea - 0.0%
Oil Search Ltd.	1,312	8,200
Peru - 0.2%
Compania de Minas Buenaventura SA sponsored ADR	2,600	137,904
Philippines - 0.0%
Jollibee Food Corp.	3,500	7,220
Megaworld Corp.	70,000	4,177
TOTAL PHILIPPINES		11,397
Poland - 0.0%
Bank Handlowy w Warszawie SA	511	16,134
Portugal - 0.5%
Energias de Portugal SA	52,028	199,012
Jeronimo Martins SGPS SA	10,525	157,873
TOTAL PORTUGAL		356,885
Qatar - 0.0%
Commercial Bank of Qatar GDR (Reg. S)	6,707	30,733
Russia - 1.6%
Cherkizovo Group OJSC GDR (a)	1,018	20,740
LSR Group OJSC GDR (Reg. S) (a)	1,800	15,300
Magnit OJSC GDR (Reg. S)	3,100	82,894
Common Stocks - continued
	Shares	Value
Russia - continued
Mechel Steel Group OAO sponsored ADR	5,300	$ 124,815
OAO Gazprom sponsored ADR	3,800	83,030
OAO NOVATEK GDR	1,300	124,345
OAO Raspadskaya (a)	2,100	12,228
OAO Tatneft sponsored ADR	2,400	75,720
OJSC MMC Norilsk Nickel sponsored ADR	4,484	83,627
OJSC Oil Company Rosneft GDR (Reg. S)	16,800	117,096
Polymetal JSC GDR (Reg. S) (a)	3,900	61,620
Protek (a)	705	1,280
RusHydro JSC sponsored ADR (a)	10,400	53,820
Sberbank (Savings Bank of the Russian Federation)	34,200	112,391
Sberbank (Savings Bank of the Russian Federation) GDR	150	56,354
Severstal JSC (a)	1,200	16,377
Sistema JSFC sponsored GDR	2,200	56,760
TGK-1 OAO (a)	17,098,600	11,866
TOTAL RUSSIA		1,110,263
Singapore - 1.3%
Allgreen Properties Ltd.	21,000	19,308
City Developments Ltd.	8,000	78,622
DBS Group Holdings Ltd.	5,226	56,124
Keppel Corp. Ltd.	5,000	38,554
Keppel Land Ltd.	3,000	10,268
Singapore Exchange Ltd.	29,700	201,932
Straits Asia Resources Ltd.	23,000	40,694
United Overseas Bank Ltd.	18,943	272,810
Wing Tai Holdings Ltd.	57,000	77,069
Yanlord Land Group Ltd.	91,000	120,930
TOTAL SINGAPORE		916,311
South Africa - 2.3%
African Bank Investments Ltd.	13,600	69,776
African Rainbow Minerals Ltd.	11,850	302,312
AngloGold Ashanti Ltd.	1,600	75,040
AngloGold Ashanti Ltd. sponsored ADR	900	42,399
Aspen Pharmacare Holdings Ltd.	3,700	49,386
Clicks Group Ltd.	33,784	220,402
Foschini Ltd.	4,920	59,721
Impala Platinum Holdings Ltd.	1,700	48,051
Imperial Holdings Ltd.	120	1,957
JSE Ltd.	10,100	113,904
Mr Price Group Ltd.	27,800	252,639
Common Stocks - continued
	Shares	Value
South Africa - continued
Mvelaphanda Resources Ltd. (a)	8,322	$ 54,410
Shoprite Holdings Ltd.	4,600	65,023
Standard Bank Group Ltd.	7,537	111,144
Wilson Bayly Holmes-Ovcon Ltd.	1,000	19,326
Woolworths Holdings Ltd.	16,241	63,642
TOTAL SOUTH AFRICA		1,549,132
Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	30,294	398,366
Banco Santander SA	12,015	154,180
Banco Santander SA sponsored ADR	28,700	367,647
Gestevision Telecinco SA	2,300	29,334
Grifols SA	446	7,221
Iberdrola SA	41,442	349,447
Inditex SA	2,780	232,133
Prosegur Compania de Seguridad SA (Reg.)	2,951	176,812
Red Electrica Corporacion SA	1,300	65,292
Telefonica SA sponsored ADR	5,040	408,946
TOTAL SPAIN		2,189,378
Sweden - 0.7%
H&M Hennes & Mauritz AB (B Shares)	8,382	295,307
Intrum Justitia AB	1,200	16,523
Swedish Match Co.	3,900	108,975
Telefonaktiebolaget LM Ericsson (B Shares)	6,834	75,136
TOTAL SWEDEN		495,941
Switzerland - 6.4%
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,098	40,156
Credit Suisse Group sponsored ADR	3,160	131,140
Lonza Group AG	313	27,394
Nestle SA	21,540	1,179,467
Novartis AG sponsored ADR	8,400	486,780
Roche Holding AG (participation certificate)	7,328	1,075,731
Sonova Holding AG Class B	2,658	307,830
The Swatch Group AG:
(Bearer)	680	259,814
(Reg.)	189	13,133
Transocean Ltd. (a)	2,920	185,011
UBS AG (a)	4,073	69,169
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (NY Shares) (a)	6,900	$ 117,438
Zurich Financial Services AG	1,946	476,245
TOTAL SWITZERLAND		4,369,308
Taiwan - 1.4%
Advanced Semiconductor Engineering, Inc.	10,999	9,576
Advanced Semiconductor Engineering, Inc. sponsored ADR	9,899	43,853
Alpha Networks, Inc.	20,000	17,775
Asia Cement Corp.	49,440	50,967
AU Optronics Corp. (a)	45,000	44,920
Chroma ATE, Inc.	9,150	23,559
Farglory Land Development Co. Ltd.	8,000	19,866
Formosa Plastics Corp.	37,000	106,146
Fubon Financial Holding Co. Ltd.	59,846	73,329
Hon Hai Precision Industry Co. Ltd. (Foxconn)	18,858	71,476
HTC Corp.	6,300	142,241
Huaku Development Co. Ltd.	6,000	16,644
Macronix International Co. Ltd.	103,000	63,439
Pegatron Corp. (a)	21,000	28,441
Ruentex Development Co. Ltd.	6,000	9,959
Taishin Financial Holdings Co. Ltd.	153,180	67,068
Taiwan Cement Corp.	26,000	27,695
Taiwan Semiconductor Manufacturing Co. Ltd.	27,035	55,649
Unimicron Technology Corp.	7,000	11,916
Wistron Corp.	35,510	72,981
TOTAL TAIWAN		957,500
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	15,700	47,194
Banpu PCL:
unit	300	7,756
(For. Reg.)	2,000	51,703
BEC World PCL (For. Reg.)	20,800	23,100
Siam Commercial Bank PCL (For. Reg.)	53,300	182,473
Total Access Communication PCL (For. Reg.)	200	281
TOTAL THAILAND		312,507
Turkey - 1.4%
Albaraka Turk Katilim Bankasi AS	10,000	20,079
Anadolu Efes Biracilik ve Malt Sanayii AS	8,000	127,728
Asya Katilim Bankasi AS	30,000	77,390
Coca-Cola Icecek AS	10,400	133,417
Enka Insaat ve Sanayi AS	5,666	25,875
Common Stocks - continued
	Shares	Value
Turkey - continued
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	11,000	$ 16,719
Tofas Turk Otomobil Fabrikasi AS	8,511	47,175
Turk Hava Yollari AO	21,714	90,078
Turkiye Garanti Bankasi AS	61,700	378,554
Turkiye Halk Bankasi AS	7,000	70,766
TOTAL TURKEY		987,781
United Arab Emirates - 0.1%
DP World Ltd.	62,496	37,435
United Kingdom - 15.7%
Aberdeen Asset Management PLC	27,018	76,964
Aegis Group PLC	48,438	97,549
AMEC PLC	1,055	18,356
Anglo American PLC (United Kingdom)	12,031	560,531
AstraZeneca PLC sponsored ADR	1,900	95,874
Aviva PLC	17,072	108,860
Babcock International Group PLC	16,100	149,609
BAE Systems PLC	39,000	215,382
Barclays PLC	57,875	254,296
Bellway PLC	1,728	14,784
BG Group PLC	26,887	523,601
BHP Billiton PLC ADR	16,300	1,154,040
BP PLC sponsored ADR	13,100	534,873
British Airways PLC (a)	13,000	56,381
Britvic PLC	3,000	23,186
Centrica PLC	15,575	82,895
Cobham PLC	25,400	94,249
Dechra Pharmaceuticals PLC	1,300	11,039
Derwent London PLC	500	12,176
GlaxoSmithKline PLC sponsored ADR	8,500	331,840
Great Portland Estates PLC	3,972	21,987
H&T Group PLC	2,891	16,165
Hikma Pharmaceuticals PLC	3,478	43,798
HSBC Holdings PLC:
(United Kingdom)	25,682	267,256
sponsored ADR	9,251	482,070
Imperial Tobacco Group PLC	6,811	218,136
InterContinental Hotel Group PLC ADR	12,590	243,617
International Power PLC	9,989	66,784
Johnson Matthey PLC	6,192	189,879
Man Group PLC	9,279	38,771
Meggitt PLC	5,952	31,478
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Micro Focus International PLC	2,500	$ 15,293
Misys PLC (a)	11,200	50,495
Mothercare PLC	9,299	78,291
Persimmon PLC	1,737	9,490
Prudential PLC	16,571	167,579
Reckitt Benckiser Group PLC	4,738	265,001
Rio Tinto PLC	5,196	337,440
Rio Tinto PLC sponsored ADR	6,560	427,187
Rotork PLC	500	13,418
Royal Dutch Shell PLC Class A sponsored ADR	15,300	993,429
Serco Group PLC	27,871	274,173
Shaftesbury PLC	17,833	127,427
Spectris PLC	1,649	29,828
Spirax-Sarco Engineering PLC	1,404	40,692
Standard Chartered PLC:
rights 11/5/10 (a)	2,079	17,504
(United Kingdom)	16,639	481,313
Ted Baker PLC	2,175	21,431
Tesco PLC	54,583	373,281
Ultra Electronics Holdings PLC	800	23,853
Unite Group PLC (a)	25,402	84,651
Vedanta Resources PLC	4,000	132,978
Victrex PLC	4,318	89,312
Vodafone Group PLC sponsored ADR	19,400	533,694
Wolseley PLC (a)	3,963	105,589
Xstrata PLC	2,900	56,196
TOTAL UNITED KINGDOM		10,785,971
United States of America - 4.5%
Advanced Energy Industries, Inc. (a)	1,581	22,703
Allergan, Inc.	1,400	101,374
Autoliv, Inc.	3,750	267,375
Berkshire Hathaway, Inc. Class B (a)	1,550	123,318
CTC Media, Inc.	1,600	37,760
Cymer, Inc. (a)	2,350	86,833
Dril-Quip, Inc. (a)	230	15,893
eBay, Inc. (a)	2,000	59,620
Evercore Partners, Inc. Class A	380	11,537
Freeport-McMoRan Copper & Gold, Inc.	600	56,808
Google, Inc. Class A (a)	200	122,598
ION Geophysical Corp. (a)	16,371	80,054
JPMorgan Chase & Co.	2,663	100,209
Common Stocks - continued
	Shares	Value
United States of America - continued
Juniper Networks, Inc. (a)	13,740	$ 445,039
Kansas City Southern (a)	680	29,798
Lam Research Corp. (a)	197	9,021
Martin Marietta Materials, Inc.	880	70,822
Mead Johnson Nutrition Co. Class A	3,400	199,988
Mohawk Industries, Inc. (a)	2,670	153,098
Oceaneering International, Inc. (a)	140	8,662
Philip Morris International, Inc.	2,300	134,550
PriceSmart, Inc.	1,800	52,794
ResMed, Inc. (a)	5,360	170,823
Solera Holdings, Inc.	200	9,610
Solutia, Inc. (a)	484	8,765
Union Pacific Corp.	2,300	201,664
Visa, Inc. Class A	6,594	515,453
TOTAL UNITED STATES OF AMERICA		3,096,169
TOTAL COMMON STOCKS (Cost $63,165,472)		66,515,229
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.1%
Volkswagen AG	200	30,055
Italy - 0.3%
Fiat SpA (Risparmio Shares)	7,800	91,656
Telecom Italia SpA (Risparmio Shares)	104,200	127,820
TOTAL ITALY		219,476
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $240,073)		249,531
Investment Companies - 0.5%

United States of America - 0.5%
iShares MSCI ACWI ex US Index ETF (Cost $347,161)	8,000	342,000
Money Market Funds - 0.5%

Fidelity Securities Lending Cash Central Fund, 0.24% (b)(c) (Cost $355,537)	355,537	355,537
Cash Equivalents - 1.6%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.22%, dated 10/29/10 due 11/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $1,074,000)	$ 1,074,019	$ 1,074,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $65,182,243)		68,536,297
NET OTHER ASSETS (LIABILITIES) - 0.1%		100,928
NET ASSETS - 100%		$ 68,637,225
Security Type Abbreviations
ETF	-	Exchange-Traded Funds
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,200 or 0.0% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$1,074,000 due 11/01/10 at 0.22%
BNP Paribas Securities Corp.	$ 178,969
Barclays Capital, Inc.	268,288
Credit Agricole Securities (USA), Inc.	46,262
Credit Suisse Securities (USA) LLC	49,440
Deutsche Bank Securities, Inc.	82,975
HSBC Securities (USA), Inc.	82,975
J.P. Morgan Securities, Inc.	221,267
Mizuho Securities USA, Inc.	55,317
Societe Generale, New York Branch	55,317
UBS Securities LLC	27,658
Wells Fargo Securities LLC	5,532
$ 1,074,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$ 17,945
Other Information

The following is a summary of the inputs used, as of October 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 10,785,971	$ 9,650,540	$ 1,135,431	$ -
Japan	7,567,206	2,787,776	4,779,430	-
Switzerland	4,369,308	4,300,139	69,169	-
France	3,682,649	3,661,425	21,224	-
Brazil	3,117,573	3,117,573	-	-
United States of America	3,096,169	3,096,169	-	-
Germany	3,013,129	3,013,129	-	-
Spain	2,189,378	2,035,198	154,180	-
Australia	2,105,847	2,105,847	-	-
Other	26,837,530	25,140,942	1,696,588	-
Investment Companies	342,000	342,000	-	-
Money Market Funds	355,537	355,537	-	-
Cash Equivalents	1,074,000	-	1,074,000	-
Total Investments in Securities:	$ 68,536,297	$ 59,606,275	$ 8,930,022	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 369
Total Realized Gain (Loss)	(25,822)
Total Unrealized Gain (Loss)	25,854
Cost of Purchases	-
Proceeds of Sales	(401)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2010, the Fund had a capital loss carryforward of approximately $24,325,764 of which $8,618,800 and $15,706,964 will expire on October 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2010

Assets
Investment in securities, at value (including securities loaned of $337,322 and repurchase agreements of $1,074,000) - See accompanying schedule: Unaffiliated issuers (cost $64,826,706)	$ 68,180,760
Fidelity Central Funds (cost $355,537)	355,537
Total Investments (cost $65,182,243)		$ 68,536,297
Cash		2,825
Foreign currency held at value (cost $238,396)		238,365
Receivable for investments sold		225,351
Receivable for fund shares sold		93,567
Dividends receivable		171,941
Distributions receivable from Fidelity Central Funds		52
Receivable from investment adviser for expense reductions		65,182
Other receivables		3,697
Total assets		69,337,277

Liabilities
Payable for investments purchased	$ 107,723
Payable for fund shares redeemed	67,777
Accrued management fee	38,219
Distribution and service plan fees payable	2,988
Other affiliated payables	18,211
Other payables and accrued expenses	109,597
Collateral on securities loaned, at value	355,537
Total liabilities		700,052

Net Assets		$ 68,637,225
Net Assets consist of:
Paid in capital		$ 89,611,259
Undistributed net investment income		724,017
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,059,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,361,702
Net Assets		$ 68,637,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,029,222 ÷ 683,520 shares)	$ 7.36

Maximum offering price per share (100/94.25 of $7.36)	$ 7.81
Class T: Net Asset Value and redemption price per share ($1,003,572 ÷ 135,346 shares)	$ 7.41

Maximum offering price per share (100/96.50 of $7.41)	$ 7.68
Class B: Net Asset Value and offering price per share ($327,327 ÷ 44,417 shares)A	$ 7.37

Class C: Net Asset Value and offering price per share ($1,422,646 ÷ 193,344 shares)A	$ 7.36

Total International Equity: Net Asset Value, offering price and redemption price per share ($60,826,332 ÷ 8,257,843 shares)	$ 7.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($28,126 ÷ 3,827 shares)	$ 7.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2010

Investment Income
Dividends		$ 1,628,770
Interest		1,411
Income from Fidelity Central Funds		17,945
Income before foreign taxes withheld		1,648,126
Less foreign taxes withheld		(137,196)
Total income		1,510,930

Expenses
Management fee Basic fee	$ 407,616
Performance adjustment	(31,057)
Transfer agent fees	168,397
Distribution and service plan fees	32,016
Accounting and security lending fees	29,939
Custodian fees and expenses	283,045
Independent trustees' compensation	315
Registration fees	81,296
Audit	89,169
Legal	347
Miscellaneous	625
Total expenses before reductions	1,061,708
Expense reductions	(324,723)	736,985
Net investment income (loss)		773,945
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,923,248
Foreign currency transactions	(17,111)
Total net realized gain (loss)		1,906,137
Change in net unrealized appreciation (depreciation) on: Investment securities	5,446,085
Assets and liabilities in foreign currencies	1,641
Total change in net unrealized appreciation (depreciation)		5,447,726
Net gain (loss)		7,353,863
Net increase (decrease) in net assets resulting from operations		$ 8,127,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2010	Year ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 773,945	$ 445,721
Net realized gain (loss)	1,906,137	(15,995,813)
Change in net unrealized appreciation (depreciation)	5,447,726	25,959,338
Net increase (decrease) in net assets resulting from operations	8,127,808	10,409,246
Distributions to shareholders from net investment income	(411,223)	(859,670)
Distributions to shareholders from net realized gain	(169,935)	-
Total distributions	(581,158)	(859,670)
Share transactions - net increase (decrease)	18,410,630	(6,640,043)
Redemption fees	6,300	1,869
Total increase (decrease) in net assets	25,963,580	2,911,402

Net Assets
Beginning of period	42,673,645	39,762,243
End of period (including undistributed net investment income of $724,017 and undistributed net investment income of $385,749, respectively)	$ 68,637,225	$ 42,673,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.06	.11
Net realized and unrealized gain (loss)	.95	1.55	(5.21)
Total from investment operations	1.03	1.61	(5.10)
Distributions from net investment income	(.04)	(.11)	-
Distributions from net realized gain	(.03)	-	-
Total distributions	(.07)	(.11)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.36	$ 6.40	$ 4.90
Total Return A, B	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%
Expenses net of all reductions	1.47%	1.47%	1.48%
Net investment income (loss)	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.04	.09
Net realized and unrealized gain (loss)	.95	1.57	(5.21)
Total from investment operations	1.01	1.61	(5.12)
Distributions from net investment income	-	(.09)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.41	$ 6.40	$ 4.88
Total Return A, B	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.72%	1.73%
Net investment income (loss)	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.03	.02	.05
Net realized and unrealized gain (loss)	.95	1.56	(5.19)
Total from investment operations	.98	1.58	(5.14)
Distributions from net investment income	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.37	$ 6.39	$ 4.86
Total Return A, B	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.22%	2.24%
Net investment income (loss)	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.03	.02	.05
Net realized and unrealized gain (loss)	.94	1.56	(5.19)
Total from investment operations	.97	1.58	(5.14)
Distributions from net investment income	-	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-
Net asset value, end of period	$ 7.36	$ 6.39	$ 4.86
Total Return A, B	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.22%	2.23%
Net investment income (loss)	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.09	.07	.13
Net realized and unrealized gain (loss)	.96	1.55	(5.21)
Total from investment operations	1.05	1.62	(5.08)
Distributions from net investment income	(.06)	(.12)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-
Net asset value, end of period	$ 7.37	$ 6.41	$ 4.91
Total Return A	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.22%	1.22%	1.23%
Net investment income (loss)	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.13
Net realized and unrealized gain (loss)	.95	1.55	(5.21)
Total from investment operations	1.05	1.62	(5.08)
Distributions from net investment income	(.08)	(.12)	(.01)
Distributions from net realized gain	(.03)	-	-
Total distributions	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B, G	-	-	-
Net asset value, end of period	$ 7.35	$ 6.41	$ 4.91
Total Return A	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.22%	1.23%
Net investment income (loss)	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	67%	98%	91%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2010

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,591,290
Gross unrealized depreciation	(6,168,619)
Net unrealized appreciation (depreciation)	$ 2,422,671

Tax Cost	$ 66,113,626

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 921,411
Capital loss carryforward	$ (24,325,764)
Net unrealized appreciation (depreciation)	$ 2,430,319

The tax character of distributions paid was as follows:

	October 31, 2010	October 31, 2009
Ordinary Income	$ 581,158	$ 859,670

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $54,337,237 and $37,096,392, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 10,450	$ -
Class T	.25%	.25%	4,688	238
Class B	.75%	.25%	3,367	2,686
Class C	.75%	.25%	13,511	6,154
			$ 32,016	$ 9,078

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,966
Class T	2,078
Class B*	920
Class C*	13
$ 5,977

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,393.27
Class T	3,002.32
Class B	954.28
Class C	4,057.30
Total International Equity	148,596.29
Institutional Class	395.23
	$ 168,397

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $437 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $219 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,945. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 22,035
Class T	1.75%	5,266
Class B	2.25%	1,870
Class C	2.25%	7,481
Total International Equity	1.25%	272,664
Institutional Class	1.25%	962
		$ 310,278

Effective November 1, 2010 the expense limitation will be changed to 1.45%, 1.70%, 2.20%, 2.20%, 1.20% and 1.20% for Class A, T, B, C, Total International Equity and Institutional, respectively.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $14,445 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2010	2009
From net investment income
Class A	$ 26,391	$ 131,963
Class T	-	45,379
Class B	-	24,856
Class C	-	30,949
Total International Equity	382,451	560,888
Institutional Class	2,381	65,635
Total	$ 411,223	$ 859,670
From net realized gain
Class A	$ 14,995	$ -
Total International Equity	154,214	-
Institutional Class	726	-
Total	$ 169,935	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class A
Shares sold	443,125	372,557	$ 2,924,922	$ 1,887,197
Reinvestment of distributions	5,568	30,531	37,804	130,977
Shares redeemed	(347,260)	(1,035,215)	(2,296,503)	(5,265,367)
Net increase (decrease)	101,433	(632,127)	$ 666,223	$ (3,247,193)
Class T
Shares sold	121,719	59,609	$ 807,663	$ 314,219
Reinvestment of distributions	-	10,553	-	45,379
Shares redeemed	(224,749)	(357,387)	(1,531,457)	(2,032,994)
Net increase (decrease)	(103,030)	(287,225)	$ (723,794)	$ (1,673,396)
Class B
Shares sold	30,066	19,155	$ 198,826	$ 103,145
Reinvestment of distributions	-	5,760	-	24,827
Shares redeemed	(194,792)	(331,368)	(1,332,260)	(1,871,062)
Net increase (decrease)	(164,726)	(306,453)	$ (1,133,434)	$ (1,743,090)

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2010	2009	2010	2009
Class C
Shares sold	86,496	111,127	$ 580,588	$ 616,982
Reinvestment of distributions	-	7,163	-	30,872
Shares redeemed	(161,545)	(423,400)	(1,102,805)	(2,395,281)
Net increase (decrease)	(75,049)	(305,110)	$ (522,217)	$ (1,747,427)
Total International Equity
Shares sold	6,833,012	2,869,211	$ 45,955,028	$ 16,097,831
Reinvestment of distributions	74,043	124,381	502,009	533,594
Shares redeemed	(3,806,841)	(2,570,692)	(24,965,317)	(12,899,110)
Net increase (decrease)	3,100,214	422,900	$ 21,491,720	$ 3,732,315
Institutional Class
Shares sold	377	5,817	$ 2,481	$ 30,049
Reinvestment of distributions	460	15,268	3,106	65,500
Shares redeemed	(201,123)	(373,992)	(1,373,455)	(2,056,801)
Net increase (decrease)	(200,286)	(352,907)	$ (1,367,868)	$ (1,961,252)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/10	12/03/10	$0.081	$0.023

Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/07/2009	$0.089	$0.0119

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total returns of the retail class and Class B of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the period shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and the retail class ranked below its competitive median for 2009, the total expenses of Class B ranked equal to its competitive median for 2009, and the total expenses of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIEI-UANN-1210
1.853356.102

Item 2. Code of Ethics

As of the end of the period, October 31, 2010, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2010 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$89,000	$-	$6,600	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$49,000	$-	$5,800	$-
Fidelity Europe Capital Appreciation Fund	$42,000	$-	$5,600	$-
Fidelity International Capital Appreciation Fund	$48,000	$-	$6,600	$-
Fidelity International Small Cap Fund	$118,000	$-	$6,600	$-
Fidelity International Small Cap Opportunities Fund	$48,000	$-	$5,600	$-
Fidelity International Value Fund	$46,000	$-	$5,600	$-
Fidelity Series Emerging Markets Fund	$31,000	$-	$6,600	$-
Fidelity Series International Small Cap Fund	$33,000	$-	$5,600	$-
Fidelity Series International Value Fund	$33,000	$-	$5,600	$-
Fidelity Total International Equity Fund	$58,000	$-	$6,400	$-
Fidelity Worldwide Fund	$49,000	$-	$5,700	$-

October 31, 2009 FeesA, B, C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$90,000	$-	$9,600	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$46,000	$-	$5,800	$-
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,600	$-
Fidelity International Capital Appreciation Fund	$49,000	$-	$6,600	$-
Fidelity International Small Cap Fund	$120,000	$-	$6,600	$-
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,600	$-
Fidelity International Value Fund	$49,000	$-	$5,600	$-
Fidelity Series Emerging Markets Fund	$31,000	$-	$5,600	$-
Fidelity Series International Small Cap Fund	$-	$-	$-	$-
Fidelity Series International Value Fund	$-	$-	$-	$-
Fidelity Total International Equity Fund	$59,000	$-	$6,400	$-
Fidelity Worldwide Fund	$50,000	$-	$5,600	$-

A Amounts may reflect rounding.

B Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund commenced operations on December 3, 2009.

C Fidelity Series Emerging Markets Fund commenced operations on December 9, 2008.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Series International Growth Fund (the "Funds"):

Services Billed by PwC

October 31, 2010 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$62,000	$-	$4,900	$3,500
Fidelity China Region Fund	$57,000	$-	$4,900	$2,600
Fidelity Emerging Asia Fund	$59,000	$-	$4,900	$2,400
Fidelity Emerging Markets Fund	$78,000	$-	$5,100	$3,700
Fidelity Europe Fund	$61,000	$-	$12,500	$2,600
Fidelity Global Commodity Stock Fund	$35,000	$-	$2,600	$1,800
Fidelity International Discovery Fund	$80,000	$-	$9,700	$6,300
Fidelity International Growth Fund	$51,000	$-	$4,900	$1,700
Fidelity Japan Fund	$58,000	$-	$4,900	$2,100
Fidelity Japan Smaller Companies Fund	$47,000	$-	$4,900	$1,800
Fidelity Latin America Fund	$63,000	$-	$4,900	$3,600
Fidelity Nordic Fund	$47,000	$-	$4,900	$1,800
Fidelity Overseas Fund	$71,000	$-	$27,700	$4,900
Fidelity Pacific Basin Fund	$59,000	$-	$5,100	$2,000
Fidelity Series International Growth Fund	$36,000	$-	$4,900	$2,300

October 31, 2009 FeesA, B, C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$64,000	$-	$5,000	$3,600
Fidelity China Region Fund	$59,000	$-	$5,000	$2,400
Fidelity Emerging Asia Fund	$64,000	$-	$7,800	$2,700
Fidelity Emerging Markets Fund	$78,000	$-	$27,800	$3,400
Fidelity Europe Fund	$65,000	$-	$5,000	$3,400
Fidelity Global Commodity Stock Fund	$32,000	$-	$2,600	$1,100
Fidelity International Discovery Fund	$83,000	$-	$8,000	$7,500
Fidelity International Growth Fund	$51,000	$-	$5,000	$1,400
Fidelity Japan Fund	$62,000	$-	$5,000	$2,200
Fidelity Japan Smaller Companies Fund	$48,000	$-	$5,000	$1,700
Fidelity Latin America Fund	$63,000	$-	$5,000	$3,600
Fidelity Nordic Fund	$47,000	$-	$5,000	$1,600
Fidelity Overseas Fund	$73,000	$-	$5,200	$6,000
Fidelity Pacific Basin Fund	$59,000	$-	$8,400	$1,800
Fidelity Series International Growth Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Series International Growth Fund commenced operations on December 3, 2009.

C Fidelity Global Commodity Stock Fund commenced operations on March 25, 2009.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2010A	October 31, 2009A
Audit-Related Fees	$720,000	$685,000
Tax Fees	$-	$2,000
All Other Fees	$790,000	$215,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2010A	October 31, 2009A
Audit-Related Fees	$2,150,000	$2,825,000
Tax Fees	$-	$2,000
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2010 A	October 31, 2009 A
PwC	$5,350,000	$3,595,000
Deloitte Entities	$1,670,000	$1,010,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 28, 2010